     As filed with the Securities and Exchange Commission on April 28, 2005


                                              1933 Act Registration No. 33-57340
                                              1940 Act Registration No. 811-7452

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

      Pre-Effective Amendment No.________                                    [ ]


      Post-Effective Amendment No. 30                                        [X]


                                     and/or

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940


      Amendment No. 29                                                       [X]


                        (Check appropriate box or boxes.)

                          AIM VARIABLE INSURANCE FUNDS
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

              11 Greenway Plaza, Suite 100, Houston, TX 77046-1173
              ----------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code (713) 626-1919

                                Robert H. Graham
              11 Greenway Plaza, Suite 100, Houston, TX 77046-1173
              ----------------------------------------------------
                     (Name and Address of Agent for Service)

                                                 Copy to:

      Peter A. Davidson, Esq.                      Richard Choi, Esq.
      A I M Advisors, Inc.                         Foley & Lardner LLP
      11 Greenway Plaza, Suite 100                 3000 K N.W., Suite 500
      Houston, Texas 77046                         Washington, D.C. 20007-5111

Approximate Date of Proposed Public Offering:                       Continuous

It is proposed that this filing will become effective (check appropriate box)

      [ ] immediately upon filing pursuant to paragraph (b)


      [X] on April 29, 2005 pursuant to paragraph (b)


      [ ] 60 days after filing pursuant to paragraph (a)(1)


      [ ] on (date) pursuant to paragraph (a)(1)


      [ ] 75 days after filing pursuant to paragraph (a)(2)

      [ ] on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following:

      - This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                    AIM VARIABLE INSURANCE FUNDS
                                                                     PROSPECTUS
                                                                 APRIL 29, 2005

Series I shares


 AIM V.I. Aggressive Growth Fund              AIM V.I. Government Securities Fund
 AIM V.I. Balanced Fund*                      AIM V.I. Growth Fund
 AIM V.I. Basic Value Fund                    AIM V.I. High Yield Fund
 AIM V.I. Blue Chip Fund                      AIM V.I. International Growth Fund
 AIM V.I. Capital Appreciation Fund           AIM V.I. Mid Cap Core Equity Fund
 AIM V.I. Capital Development Fund            AIM V.I. Money Market Fund
 AIM V.I. Core Equity Fund                    AIM V.I. Premier Equity Fund
 AIM V.I. Diversified Income Fund


Shares of the funds are currently offered only to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. The investment objective(s) of each fund are described under the heading "Investment Objectives and Strategies."

* The Board of Trustees of AIM Variable Insurance Funds, on behalf of AIM V.I. Balanced Fund has approved changing the fund's name to "AIM V.I. Basic Balanced Fund", effective July 1, 2005.
-------------------------------------------------------------------------------


This prospectus contains important information about the Series I class shares (Series I shares) of each fund. Please read it before investing and keep it for future reference.


As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

There can be no assurance that the AIM V.I. Money Market Fund will be able to maintain a stable net asset value of $1.00 per share.

Investments in the funds:
- are not FDIC insured;
- may lose value; and
- are not guaranteed by a bank.

                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                 --Registered Trademark--          --Registered Trademark--

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES AND STRATEGIES                 1
------------------------------------------------------
PRINCIPAL RISKS OF INVESTING IN THE FUNDS            6
------------------------------------------------------
DISCLOSURE OF PORTFOLIO HOLDINGS                     9
------------------------------------------------------
PERFORMANCE INFORMATION                              9
------------------------------------------------------
Annual Total Returns                                 9
Performance Tables                                  17
FEE TABLE AND EXPENSE EXAMPLE                       25
------------------------------------------------------
Fees and Expenses of the Funds                      25
Expense Example                                     26
Hypothetical Investment and Expense
  Information                                       26
FUND MANAGEMENT                                     30
------------------------------------------------------
The Advisors                                        30
Advisor Compensation                                31
Portfolio Managers                                  31
OTHER INFORMATION                                   35
------------------------------------------------------
Purchase and Redemption of Shares                   35
Excessive Short-Term Trading Activity
  Disclosures                                       35
Trade Activity Monitoring                           36
Fair Value Pricing                                  36
Risks                                               36
Pricing of Shares                                   36
Taxes                                               37
Dividends and Distributions                         37
Share Classes                                       37
Payments to Insurance Companies                     38
Future Fund Closures                                38
FINANCIAL HIGHLIGHTS                                39
------------------------------------------------------
OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------


The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

    Shares of the funds are used as investment vehicles for variable annuity contracts and variable life insurance policies (variable products) issued by certain insurance companies. You cannot purchase shares of the funds directly. As an owner of a variable product (variable product owner) that offers one or more of the funds as an investment option, however, you may allocate your variable product values to a separate account of the insurance company that invests in shares of the corresponding fund.

    Your variable product is offered through its own prospectus, which contains information about your variable product, including how to purchase the variable product and how to allocate variable product values to one or more of the funds.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

INVESTMENT OBJECTIVES AND STRATEGIES
--------------------------------------------------------------------------------

The investment objective(s) and policies of each fund may be changed by the Board of Trustees (the Board) without shareholder approval. Any percentage limitations with respect to assets of a fund are applied at the time of purchase.

AIM V.I. AGGRESSIVE GROWTH FUND

The fund's investment objective is to achieve long-term growth of capital.

    The fund seeks to meet its objective by investing primarily in common stocks of small- and medium-sized growth companies. The portfolio managers focus on companies they believe are likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth. The portfolio managers consider whether to sell a particular security when any of these factors materially changes. The fund may also invest up to 25% of its total assets in foreign securities.


    The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs and brokerage commissions, both of which can lower the actual return on your investment.



AIM V.I. BALANCED FUND (EFFECTIVE JULY 1, 2005, AIM V.I. BASIC BALANCED FUND)


The fund's investment objective is to achieve as high a total return as possible, consistent with preservation of capital.


    The fund seeks to meet its objective by investing in a broadly diversified portfolio of common stocks, preferred stocks, convertible securities and bonds. The fund normally invests a minimum of 30% and a maximum of 70% of its total assets in equity securities and a minimum of 25% and a maximum of 70% of its total assets in non-convertible debt securities. The fund may also invest up to 25% of its total assets in convertible securities. The fund may also invest up to 25% of its total assets in foreign securities.



    In selecting the percentages of assets to be invested in equity or debt securities, the portfolio managers consider such factors as general market and economic conditions, as well as trends, yields, interest rates and changes in fiscal and monetary policies. The portfolio managers will primarily purchase equity securities for growth of capital and debt securities for income purposes. However, the portfolio managers will focus on companies whose securities have the potential for both growth of capital and income generation. The portfolio managers consider whether to sell a particular security when they believe the security no longer has that potential.



The Board of Trustees of AIM Variable Insurance Funds, on behalf of AIM V.I. Balanced Fund has approved changing the fund's Investment Objective and Strategies, effective July 1, 2005, as follows:


The fund's investment objective is long-term growth of capital and current income.


    The fund seeks to meet its objective by investing in a broadly diversified portfolio of common stocks, preferred stocks, convertible securities and bonds. The fund invests without regard to market capitalization. The fund normally invests a minimum of 30% and a maximum of 70% of its total assets in equity securities and a minimum of 25% and a maximum of 70% of its total assets in investment-grade non-convertible debt securities. The fund may also invest up to 25% of its total assets in convertible securities. The fund may also invest up to 25% of its total assets in foreign securities.


    In selecting the percentages of assets to be invested in equity or debt securities, the portfolio managers consider such factors as general market and economic conditions, as well as trends, yields, interest rates and changes in fiscal and monetary policies. In selecting equity investments, the portfolio managers seek to identify those companies whose stock prices are undervalued by investors due to temporary factors and that provide the potential for attractive returns. The portfolio managers will purchase debt securities for both capital appreciation and income, and to provide portfolio diversification. The portfolio managers consider whether to sell a particular security when they believe the security no longer has that potential.

AIM V.I. BASIC VALUE FUND

The fund's investment objective is long-term growth of capital.

    The fund seeks to meet its objective by investing, normally, at least 65% of its total assets in equity securities of U.S. issuers that have market capitalizations of greater than $500 million and that the portfolio managers believe to be undervalued in relation to long-term earning power or other factors.

    The fund may also invest up to 35% of its total assets in equity securities of U.S. issuers that have market capitalizations of less than $500 million and in investment-grade non-convertible debt securities, U.S. government securities and high-quality money market instruments, all of which are issued by U.S. issuers. The fund may also invest up to 25% of its total assets in foreign securities.

    In selecting investments, the portfolio managers seek to identify those companies whose prospects and growth potential are undervalued by investors and that provide the potential for attractive returns. The portfolio managers allocate investments among fixed-income securities based on their views as to the best values then available in the marketplace. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

AIM V.I. BLUE CHIP FUND


The fund's investment objective is long-term growth of capital.


    The fund seeks to meet its objective by investing, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of blue chip companies. In complying with this 80% investment requirement, the fund may invest

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The fund considers blue chip companies to be large and medium sized companies (i.e., companies with market capitalizations, at the time of purchase, no smaller than the smallest capitalized company included in the Russell 1000(R) Index during the most recent 11-month period, based on month-end data, plus the most recent data during the current month) with leading market positions and which possess the following characteristics:

- Market characteristics--Companies that occupy (or in AIM's judgment have the potential to occupy) leading market positions that are expected to be maintained or enhanced over time. Strong market positions, particularly in growing industries, can give a company pricing flexibility as well as the potential for strong unit sales. These factors can, in turn, lead to higher earnings growth and greater share price appreciation. Market leaders can be identified within an industry as those companies which have (i) superior growth prospects compared with other companies in the same industry; (ii) possession of proprietary technology with the potential to bring about major changes within an industry; and/or (iii) leading sales within an industry, or the potential to become a market leader.

- Financial characteristics--Companies that possess at least one of the following attributes: (i) faster earnings growth than its competitors and the market in general; (ii) higher profit margins relative to its competitors;
  (iii) strong cash flow relative to its competitors; and/or (iv) a balance sheet with relatively low debt and a high return on equity relative to its competitors.

    The portfolio managers consider whether to sell a particular security when they believe the issuer of the security is no longer a market leader, and/or it no longer has the characteristics described above. When the portfolio managers believe securities other than marketable equity securities offer the opportunity for long-term growth and current income, the fund may invest in United States government securities and high-quality debt securities. The fund may also invest up to 25% of its total assets in foreign securities.

AIM V.I. CAPITAL APPRECIATION FUND

The fund's investment objective is growth of capital.

    The fund seeks to meet its objective by investing principally in common stocks of companies the portfolio managers believe are likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth. The portfolio managers consider whether to sell a particular security when any of these factors materially changes. The fund may also invest up to 25% of its total assets in foreign securities.

AIM V.I. CAPITAL DEVELOPMENT FUND

The fund's investment objective is long-term growth of capital.

    The fund seeks to meet its objective by investing primarily in securities, including common stocks, convertible securities and bonds, of small- and medium-sized companies. The fund may also invest up to 25% of its total assets in foreign securities.

    Among factors which the portfolio managers may consider when purchasing these securities are: (1) the growth prospects for a company's products; (2) the economic outlook for its industry; (3) a company's new product development; (4) its operating management capabilities; (5) the relationship between the price of the security and its estimated fundamental value; (6) relevant market, economic and political environments; and (7) financial characteristics, such as balance sheet analysis and return on assets. The portfolio managers consider whether to sell a particular security when any one of these factors materially changes.

AIM V.I. CORE EQUITY FUND

The fund's investment objective is growth of capital.

    The fund seeks to meet its objective by investing, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, including convertible securities, of established companies that have long-term above-average growth in earnings, and growth companies that the portfolio managers believe have the potential for above-average growth in earnings. The portfolio managers consider whether to sell a particular security when they believe the security no longer has that potential. In complying with this 80% investment requirement, the fund's investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The fund may also invest up to 25% of its total assets in foreign securities. For risk management purposes, the fund may hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds.


AIM V.I. DIVERSIFIED INCOME FUND


The fund's investment objective is to achieve a high level of current income.

    The fund seeks to meet its objective by investing primarily in (1) domestic and foreign corporate debt securities; (2) U.S. Government securities, including U.S. Government agency mortgage-backed securities; (3) securities issued by foreign governments, their agencies or instrumentalities; and (4) lower-quality debt securities, i.e., "junk bonds," of U.S. and foreign companies. The fund's assets will normally be invested in each of these four sectors, however, the fund may invest up to 100% of its total assets in U.S. Government securities.

    The fund may invest up to 50% of its total assets in foreign securities, including securities of issuers located in developing countries. Developing countries are those countries that are in the initial stages of their industrial cycles. The fund may invest up to 25% of its total assets in government securities of any one foreign country. The

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

fund may also invest up to 10% of its total assets in equity securities and convertible debt securities of U.S. and foreign companies. The fund may invest in debt obligations issued by certain supranational entities, such as the World Bank.

    The portfolio managers focus on securities that they believe have favorable prospects for current income, whether denominated in the U.S. dollar or in other currencies. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

    The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs and brokerage commissions, both of which can lower the actual return on your investment.

AIM V.I. GOVERNMENT SECURITIES FUND

The fund's investment objective is to achieve a high level of current income consistent with reasonable concern for safety of principal.

    The fund seeks to meet its objective by investing, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt securities issued, guaranteed or otherwise backed by the U.S. Government. In complying with this 80% investment requirement, the fund's investments may include investments in synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include futures and options. The fund may invest in securities of all maturities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, including: (1) U.S. Treasury obligations, and
(2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities and supported by (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow from the U.S. Treasury, or (c) the credit of the agency or instrumentality. The fund intends to maintain a dollar-weighted average portfolio maturity of between 3 and 10 years. The fund may invest in high-coupon U.S. Government agency mortgage-backed securities, which consist of interests in underlying mortgages with maturities of up to 30 years. The fund may also invest up to 20% of its net assets in foreign securities.


    The portfolio managers focus on securities that they believe have favorable prospects for current income, consistent with their concern for safety of principal. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.


AIM V.I. GROWTH FUND

The fund's investment objective is to seek growth of capital.

    The fund seeks to meet its objective by investing principally in seasoned and better capitalized companies considered to have strong earnings momentum. The fund may also invest up to 25% of its total assets in foreign securities.


    The portfolio managers focus on companies that have experienced above-average growth in earnings and have excellent prospects for future growth. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.


AIM V.I. HIGH YIELD FUND

The fund's investment objective is to achieve a high level of current income.

    The fund seeks to meet its objective by investing, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in non-investment grade debt securities, i.e., "junk bonds". In complying with this 80% investment requirement, the fund's investments may include investments in synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include futures and options. The fund considers a bond to be a junk bond if it is rated Ba or lower by Moody's Investors Service, Inc. or BB or lower by Standard & Poor's Ratings. The fund will invest principally in junk bonds rated B or above by Moody's Investors Services, Inc. or Standard & Poor's Ratings or deemed by the portfolio managers to be of comparable quality. The fund may also invest in preferred stock. The fund may invest up to 25% of its total assets in foreign securities.

    Although the portfolio managers focus on debt securities that they believe have favorable prospects for high current income, they also consider the possibility of growth of capital of the security. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

    The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs and brokerage commissions, both of which can lower the actual return on your investment.

AIM V.I. INTERNATIONAL GROWTH FUND

The fund's investment objective is to provide long-term growth of capital.

    The fund seeks to meet its objective by investing in a diversified portfolio of international equity securities whose issuers are considered to have strong earnings momentum. The fund focuses its investments in marketable equity securities of foreign companies that are listed on a recognized foreign or U.S. securities exchange or traded in a foreign or U.S. over-the-counter market. The fund will normally invest in companies located in at least four countries outside of the U.S., emphasizing investment in companies in the developed countries of Western Europe and the Pacific Basin. The fund may invest up to 20% of its total assets in securities of issuers located in developing countries, i.e., those that are in the initial stages of their industrial cycles. The fund may invest up to 20% of its total assets in securities exchangeable for or convertible into equity securities of foreign companies.

    The portfolio managers focus on companies that have experienced above-average, long-term growth in earnings and have strong prospects for future growth. In selecting countries in which the fund will invest, the portfolio managers also consider such factors as the prospect for relative economic growth among countries or regions, economic or political conditions, currency exchange fluctuations, tax considerations and the liquidity of a particular security. The portfolio

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

managers consider whether to sell a particular security when any of these factors materially changes.

AIM V.I. MID CAP CORE EQUITY FUND

The fund's investment objective is long-term growth of capital.


    The fund seeks to meet its objective by investing, normally, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in equity securities, including convertible securities, of mid-capitalization companies. In complying with this 80% investment requirement, the fund's investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The fund considers a company to be a mid-capitalization company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell Midcap--Registered Trademark-- Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell Midcap--Registered Trademark-- Index measures the performance of the 800 companies with the lowest market capitalization in the Russell 1000--Registered Trademark-- Index. The Russell 1000--Registered Trademark--Index is a widely recognized, unmanaged index of common stocks of the 1000 largest companies in the Russell 3000--Registered Trademark-- Index, which measures the performance of the 3000 largest U.S. companies based on total market capitalization. The companies in the Russell Midcap--Registered Trademark--Index are considered representative of medium-sized companies.


    The fund may invest up to 20% of its net assets in equity securities of companies in other market capitalization ranges or in investment-grade debt securities. The fund may also invest up to 25% of its total assets in foreign securities. For risk management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds.

    In selecting investments, the portfolio managers seek to identify those companies that are, in their view, undervalued relative to current or projected earnings, or the current market value of assets owned by the company. The primary emphasis of the portfolio managers' search for undervalued equity securities is in four categories: (1) out-of-favor cyclical growth companies;
(2) established growth companies that are undervalued compared to historical relative valuation parameters; (3) companies where there is early but tangible evidence of improving prospects which are not yet reflected in the value of the companies' equity securities; and (4) companies whose equity securities are selling at prices that do not yet reflect the current market value of their assets. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

AIM V.I. MONEY MARKET FUND

The fund's investment objective is to provide as high a level of current income as is consistent with the preservation of capital and liquidity.

    The fund seeks to meet its objective by investing only in high-quality U.S. dollar-denominated short-term obligations, including:

- securities issued by the U.S. Government or its agencies

- foreign government obligations

- bankers' acceptances, certificates of deposit, and time deposits from U.S. or foreign banks

- repurchase agreements

- commercial paper

- taxable municipal securities

- master notes

- cash equivalents

    The fund may invest up to 50% of its total assets in U.S. dollar-denominated securities of foreign issuers. The fund may invest up to 100% of its total assets in obligations issued by banks.

    The portfolio managers focus on securities that they believe have favorable prospects for current income, consistent with their concerns for preservation of capital and liquidity. The portfolio managers usually hold portfolio securities to maturity, but may sell a particular security when they deem it advisable, such as when any of the factors above materially changes.

    In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash or shares of affiliated money market funds. As a result, the fund may not achieve its investment objective.

AIM V.I. PREMIER EQUITY FUND

The fund's investment objective is to achieve long-term growth of capital. Income is a secondary objective.

    The fund seeks to meet its objectives by investing, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, including convertible securities. In managing the fund, the advisor diversifies the investment portfolio among the core, growth and value equity investment disciplines to construct a single, core investment portfolio. A separate portfolio management team will independently manage the assets represented by each investment discipline. Normally, a greater percentage of the fund's assets will be invested using the core investment discipline than using either the growth or value investment disciplines. However, the allocation will vary according to the performance of each investment discipline, as well as periodic rebalancing by the advisor to maintain a core investment portfolio during various market cycles.

    In complying with the 80% investment requirement, the fund's investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The core

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

discipline portfolio managers focus on equity securities of (1) out-of-favor cyclical growth companies, (2) established growth companies that are undervalued compared to historical relative valuation parameters, (3) companies where there is early but tangible evidence of improving prospects that are not yet reflected in the price of the company's equity securities, and (4) companies whose equity securities are selling at prices that do not reflect the current market value of their assets and where there is reason to expect realization of this potential in the form of increased equity values (the "core categories"). The growth discipline portfolio managers focus on equity securities of (1) companies with the potential to consistently generate above-average growth in sales and earnings, (2) established large-cap companies with strong business franchises, and (3) companies experiencing significant positive change leading to accelerating revenue or earnings growth--usually above market expectations. The value discipline portfolio managers focus on equity securities of companies that are selling at a substantial discount to calculated intrinsic value.

    The fund may invest in preferred stocks and debt instruments that have prospects for growth of capital. The fund may also invest up to 25% of its total assets in foreign securities.

    The core discipline portfolio managers consider whether to reduce or eliminate a particular security when they believe the company no longer fits into one or more of the core categories. A growth stock may be reduced or eliminated when it no longer meets investment criteria, based on negative earnings revisions or deterioration in the fundamental business prospects, or to capitalize on a more attractive investment opportunity. A value stock may be reduced or eliminated in order to capitalize on a more attractive investment opportunity, when its market value exceeds the portfolio manager's estimate of its intrinsic value or when permanent, fundamental deterioration results in a reduction in intrinsic value with inadequate upside potential or unexpected deterioration in financial strength.

ALL FUNDS (EXCEPT AIM V.I. MONEY MARKET FUND)

In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, each fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, a fund may not achieve its investment objective(s). For cash management purposes, each fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds.

    A larger position in cash or cash equivalents could also detract from the achievement of the funds' objective(s), but could also reduce the funds' exposure in the event of a market downturn.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

PRINCIPAL RISKS OF INVESTING IN THE FUNDS
--------------------------------------------------------------------------------

AIM V.I. AGGRESSIVE GROWTH FUND

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. This is especially true with respect to common stocks of smaller companies, whose prices may go up and down more than common stocks of larger, more-established companies. Also, since common stocks of smaller companies may not be traded as often as common stocks of larger, more-established companies, it may be difficult or impossible for the fund to sell securities at a desirable price.


AIM V.I. BALANCED FUND (EFFECTIVE JULY 1, 2005, AIM V.I. BASIC BALANCED FUND)


There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from the fund may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Interest rate increases may cause the price of a debt security to decrease; the longer a debt security's duration, the more sensitive it is to this risk. The issuer of a security may default or otherwise be unable to honor a financial obligation.

    The values of convertible securities in which the fund invests may also be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest or dividends, their values may fall if interest rates rise. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.

AIM V.I. BASIC VALUE FUND

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. This is especially true with respect to common stocks of smaller companies, whose prices may go up and down more than common stocks of larger, more-established companies. Also, since common stocks of smaller companies may not be traded as often as common stocks of larger, more-established companies, it may be difficult or impossible for the fund to sell securities in the fund at a desirable price.

AIM V.I. BLUE CHIP FUND

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer of the stock, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

AIM V.I. CAPITAL APPRECIATION FUND

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. This is especially true with respect to common stocks of smaller companies, whose prices may go up and down more than common stocks of larger, more-established companies. Also, since common stocks of smaller companies may not be traded as often as common stocks of larger, more-established companies, it may be difficult or impossible for the fund to sell securities at a desirable price.

AIM V.I. CAPITAL DEVELOPMENT FUND

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. This is especially true with respect to common stocks of smaller companies, whose prices may go up and down more than common stocks of larger, more-established companies. Also, since common stocks of smaller companies may not be traded as often as common stocks of larger, more-established companies, it may be difficult or impossible for the fund to sell securities in the fund at a desirable price.

AIM V.I. CORE EQUITY FUND

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer,

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. The values of the convertible securities in which the fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.


AIM V.I. DIVERSIFIED INCOME FUND


There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. Interest rate increases may cause the price of a debt security to decrease. The longer a debt security's duration, the more sensitive it is to this risk. Junk bonds are less sensitive to this risk than are higher-quality bonds. Some of the securities purchased by the fund are not guaranteed by the U.S. Government. The agency or instrumentality issuing such security may default or otherwise be unable to honor a financial obligation.

    Compared to higher-quality debt securities, junk bonds involve greater risk of default or price changes due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors' claims. The value of junk bonds often fluctuates in response to company, political or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. During those times the bonds could be difficult to value or sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market risk.

    U.S. Government agency mortgage-backed securities provide a higher coupon at the time of purchase than current prevailing market interest rates. The fund may purchase such securities at a premium, which means that a faster principal prepayment rate than expected will reduce both the market value of and income from such securities.


    The prices of equity securities fluctuate in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.


AIM V.I. GOVERNMENT SECURITIES FUND

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. Interest rate increases can cause the price of a debt security to decrease. The longer a debt security's duration, the more sensitive it is to this risk. The prices of high-coupon U.S. Government agency mortgage-backed securities fall more slowly when interest rates rise than do prices of other fixed-rate securities. Some of the securities purchased by the fund are not guaranteed by the U.S. Government. The agency or instrumentality issuing such security may default or otherwise be unable to honor a financial obligation.

    High-coupon U.S. Government agency mortgage-backed securities provide a higher coupon at the time of purchase than current prevailing market interest rates. The fund may purchase such securities at a premium. If the securities experience a faster principal prepayment rate than expected, both the market value of, and income from, such securities will decrease.

AIM V.I. GROWTH FUND

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

AIM V.I. HIGH YIELD FUND

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. Interest rate increases can cause the price of a debt security to decrease. Junk bonds are less sensitive to this risk than are higher-quality bonds.

    Compared to higher-quality debt securities, junk bonds involve greater risk of default or price changes due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors' claims. The value of junk bonds often fluctuates in response to company, political or economic growth developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. During those times, the bonds could be difficult to value or to sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market risk.

AIM V.I. INTERNATIONAL GROWTH FUND

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

AIM V.I. MID CAP CORE EQUITY FUND

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity.

AIM V.I. MONEY MARKET FUND

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Additionally, the fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

    The following factors could reduce the fund's income and/or share price:

- interest rates could rise sharply, causing the value of the fund's securities, and share price, to drop

- any of the fund's holdings could have its credit rating downgraded or could default

- the risks generally associated with concentrating investments in the banking industry, such as interest rate risk, credit risk and regulatory developments relating to the banking and financial services industries

- the risks generally associated with U.S. dollar-denominated foreign investments, including political and economic upheaval, seizure or nationalization of deposits, imposition of taxes or other restrictions on the payment of principal and interest.

AIM V.I. PREMIER EQUITY FUND

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

    The fund's investments in different, independently-managed investment disciplines create allocation risk, which is the risk that the allocation of investment among core, growth and value companies may have a more significant effect on the fund's net asset value when one of these disciplines is performing more poorly than the other(s). Additionally, the active rebalancing of the fund among these investment disciplines may result in increased transactions costs. The independent management of the three discipline sections may also result in adverse tax consequences if the portfolio managers responsible for the fund's three investment disciplines effect transactions in the same security on or about the same time.


    The principal risk of investments in synthetic instruments is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Some synthetic instruments are more sensitive to interest rate changes and market price fluctuations than others. Also, synthetic instruments are subject to counter party risk which is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the fund.


ALL FUNDS (EXCEPT AIM V.I. MONEY MARKET FUND)

The prices of foreign securities may be further affected by other factors, including:

- Currency exchange rates--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

- Political and economic conditions--The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

- Regulations--Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

- Markets--The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

    These factors may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with mature economies. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devaluated their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.

    To the extent a fund holds cash or cash equivalents for risk management, the fund may not achieve its investment objective(s).

ALL FUNDS

If the seller of a repurchase agreement in which the fund invests defaults on its obligation or declares bankruptcy, the fund may experience delays in selling the securities underlying the repurchase agreement. As a result, the fund may incur losses arising from decline in the value of those securities, reduced levels of income and expenses of enforcing its rights.

    An investment in a fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio holdings is available in the funds' Statement of Additional Information.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar charts and tables shown below provide an indication of the risks of investing in each fund. A fund's past performance is not necessarily an indication of its future performance. All performance shown assumes the reinvestment of dividends and capital gains. The bar charts shown below do not reflect charges assessed in connection with your variable product; if they did, the performance shown would be lower.

ANNUAL TOTAL RETURNS

AIM V.I. AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Series I shares from year to year.


                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1999...................................................................   44.67%
2000...................................................................    2.60%
2001...................................................................  -26.06%
2002...................................................................  -22.66%
2003...................................................................   26.67%
2004...................................................................   11.80%




    During the periods shown in the bar chart, the highest quarterly return was 29.55% (quarter ended December 31, 1999) and the lowest quarterly return was -24.54% (quarter ended September 30, 2001).

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------


AIM V.I. BALANCED FUND (EFFECTIVE JULY 1, 2005, AIM V.I. BASIC BALANCED FUND)

--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Series I shares from year to year.


                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1999...................................................................   19.31%
2000...................................................................   -4.20%
2001...................................................................  -11.42%
2002...................................................................   17.10%
2003...................................................................   16.36%
2004...................................................................  7.52--%




    During the periods shown in the bar chart, the highest quarterly return was 15.67% (quarter ended December 31, 1999) and the lowest quarterly return was -11.97% (quarter ended September 30, 2001).


AIM V.I. BASIC VALUE FUND
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Series I shares from year to year.


                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
2002...................................................................  -22.15%
2003...................................................................   33.63%
2004...................................................................  11.07--%




    During the periods shown in the bar chart, the highest quarterly return was 20.56% (quarter ended June 30, 2003) and the lowest quarterly return was -20.06% (quarter ended September 30, 2002).

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

AIM V.I. BLUE CHIP FUND
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Series I shares from year to year.


                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
2000...................................................................   -8.18%
2001...................................................................  -22.54%
2002...................................................................  -26.16%
2003...................................................................   25.14%
2004...................................................................    4.67%




    During the periods shown in the bar chart, the highest quarterly return was 12.57% (quarter ended June 30, 2003) and the lowest quarterly return was -19.83% (quarter ended March 31, 2001).


AIM V.I. CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Series I shares from year to year.


                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1995...................................................................   35.69%
1996...................................................................   17.58%
1997...................................................................   13.50%
1998...................................................................   19.30%
1999...................................................................   44.61%
2000...................................................................  -10.91%
2001...................................................................  -23.28%
2002...................................................................  -24.35%
2003...................................................................   29.52%
2004...................................................................    6.62%




    During the periods shown in the bar chart, the highest quarterly return was 35.78% (quarter ended December 31, 1999) and the lowest quarterly return was -23.09% (quarter ended September 30, 2001).

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

AIM V.I. CAPITAL DEVELOPMENT FUND
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Series I shares from year to year.


                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1999...................................................................   29.10%
2000...................................................................    9.25%
2001...................................................................   -8.08%
2002...................................................................  -21.36%
2003...................................................................   35.36%
2004...................................................................   15.50%




    During the periods shown in the bar chart, the highest quarterly return was 29.66% (quarter ended December 31, 1999) and the lowest quarterly return was -21.21% (quarter ended September 30, 2002).


AIM V.I. CORE EQUITY FUND
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Series I shares from year to year.


                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1995...................................................................   33.86%
1996...................................................................   19.94%
1997...................................................................   25.72%
1998...................................................................   27.68%
1999...................................................................   34.25%
2000...................................................................  -14.56%
2001...................................................................  -22.83%
2002...................................................................  -15.58%
2003...................................................................   24.42%
2004...................................................................    8.97%




    During the periods shown in the bar chart, the highest quarterly return was 26.48% (quarter ended December 31, 1998) and the lowest quarterly return was -21.54% (quarter ended September 30, 2001). Effective September 30, 2002 the AIM V.I. Core Equity Fund changed its investment objective. Performance shown for the fund reflects the investment objective of the fund in effect during the periods shown.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------


AIM V.I. DIVERSIFIED INCOME FUND

--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Series I shares from year to year.


                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1995...................................................................  19.02%
1996...................................................................  10.19%
1997...................................................................   9.39%
1998...................................................................   3.58%
1999...................................................................  -1.92%
2000...................................................................   0.69%
2001...................................................................   3.59%
2002...................................................................   2.30%
2003...................................................................   9.24%
2004...................................................................   5.03%




    During the periods shown in the bar chart, the highest quarterly return was 5.54% (quarter ended June 30, 1995) and the lowest quarterly return was -2.43% (quarter ended June 30, 2004).


AIM V.I. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Series I shares from year to year.


                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1995...................................................................   15.56%
1996...................................................................    2.29%
1997...................................................................    8.16%
1998...................................................................    7.73%
1999...................................................................   -1.32%
2000...................................................................   10.12%
2001...................................................................    6.41%
2002...................................................................    9.59%
2003...................................................................    1.07%
2004...................................................................    2.56%




    During the periods shown in the bar chart, the highest quarterly return was 5.48% (quarter ended June 30, 1995) and the lowest quarterly return was -1.97% (quarter ended March 31, 1996).

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

AIM V.I. GROWTH FUND
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Series I shares from year to year.


                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1995...................................................................   34.77%
1996...................................................................   18.09%
1997...................................................................   26.87%
1998...................................................................   34.12%
1999...................................................................   35.24%
2000...................................................................  -20.49%
2001...................................................................  -33.88%
2002...................................................................  -30.97%
2003...................................................................   31.24%
2004...................................................................    8.23%




    During the periods shown in the bar chart, the highest quarterly return was 27.80% (quarter ended December 31, 1998) and the lowest quarterly return was -27.44% (quarter ended March 31, 2001).


AIM V.I. HIGH YIELD FUND
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Series I shares from year to year.


                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1999...................................................................   10.52%
2000...................................................................  -19.01%
2001...................................................................   -5.00%
2002...................................................................   -5.84%
2003...................................................................   28.04%
2004...................................................................   11.25%




    During the periods shown in the bar chart, the highest quarterly return was 9.64% (quarter ended June 30, 2003) and the lowest quarterly return was -14.05% (quarter ended December 31, 2000).

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

AIM V.I. INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Series I shares from year to year.


                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1995...................................................................   17.24%
1996...................................................................   20.05%
1997...................................................................    6.94%
1998...................................................................   15.49%
1999...................................................................   55.04%
2000...................................................................  -26.40%
2001...................................................................  -23.53%
2002...................................................................  -15.67%
2003...................................................................   29.06%
2004...................................................................   24.00%




    During the periods shown in the bar chart, the highest quarterly return was 41.88% (quarter ended December 31, 1999) and the lowest quarterly return was -19.80% (quarter ended September 30, 2002).


AIM V.I. MID CAP CORE EQUITY FUND
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Series I shares from year to year.


                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
2002...................................................................  -11.10%
2003...................................................................   27.31%
2004...................................................................   13.82%




    During the periods shown in the bar chart, the highest quarterly return was 16.45% (quarter ended June 30, 2003) and the lowest quarterly return was -14.37% (quarter ended September 30, 2002).

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

AIM V.I. MONEY MARKET FUND
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Series I shares from year to year.


                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1995...................................................................   5.70%
1996...................................................................   4.95%
1997...................................................................   5.13%
1998...................................................................   5.06%
1999...................................................................   4.66%
2000...................................................................   5.83%
2001...................................................................   3.61%
2002...................................................................   1.19%
2003...................................................................   0.58%
2004...................................................................   0.69%




    During the periods shown in the bar chart, the highest quarterly return was 1.49% (quarters ended September 30, 2000 and December 31, 2000) and the lowest quarterly return was 0.09% (quarters ended June 30, 2004).


AIM V.I. PREMIER EQUITY FUND
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Series I shares from year to year.


                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1995...................................................................   36.25%
1996...................................................................   15.02%
1997...................................................................   23.69%
1998...................................................................   32.41%
1999...................................................................   29.90%
2000...................................................................  -14.65%
2001...................................................................  -12.56%
2002...................................................................  -30.26%
2003...................................................................   25.08%
2004...................................................................    5.77%




    During the periods shown in the bar chart, the highest quarterly return was 27.04% (quarter ended December 31, 1998) and the lowest quarterly return was -18.40% (quarter ended June 30, 2002).

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

PERFORMANCE TABLES
--------------------------------------------------------------------------------

The following performance tables compare the funds' Series I share's performance to those of unmanaged broad-based securities market indices, style-specific indices and peer-group indices. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below. A fund's past performance is not necessarily an indication of its future performance. The performance tables shown below do not reflect charges assessed in connection with your variable product; if they did, the performance shown would be lower. The AIM V.I. Money Market Fund's Series I share's performance table reflects the fund's performance over the periods indicated.

AIM V.I. AGGRESSIVE GROWTH FUND


AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------------------
(for the periods ended                                         SINCE         INCEPTION
December 31, 2004)                       1 YEAR    5 YEARS   INCEPTION          DATE
------------------------------------------------------------------------------------------
AIM V.I. Aggressive Growth Fund           11.80%    (3.64)%       2.65%        05/01/98
Standard & Poor's 500 Index(1,2)          10.87%    (2.30)%       2.82%(3)     04/30/98(3)
Russell Midcap--Registered Trademark--
  Growth Index(2,4)                       15.48%    (3.36)%       4.31%(3)     04/30/98(3)
Lipper Mid-Cap Growth Fund Index(2,5)     14.03%    (6.07)%       3.70%(3)     04/30/98(3)
------------------------------------------------------------------------------------------


(1) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance.

 The fund has also included the Russell Midcap--Registered Trademark-- Growth
    Index as its style-specific index because the fund believes the Russell Midcap--Registered Trademark-- Growth Index more closely reflects the performance of the types of securities in which the fund invests. In addition, the Lipper Mid-Cap Growth Fund Index (which may or may not include the fund) is included for comparison to a peer group.


(2) The indices may not reflect payment of fees, expenses or taxes.


(3) The average annual total return given is since the month end closest to the inception date of the fund's Series I shares.


(4) The Russell Midcap--Registered Trademark-- Growth Index measures the performance of those securities in the Russell Midcap--Registered Trademark-- Index with a higher than average growth forecast.


(5) The Lipper Mid-Cap Growth Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Mid-Cap Growth category. These funds, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-Cap Growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three year sales-per-share growth value, compared to the S&P MidCap 400 Index.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------


AIM V.I. BALANCED FUND (EFFECTIVE JULY 1, 2005, AIM V.I. BASIC BALANCED FUND)



AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------------------
(for the periods ended                                       SINCE           INCEPTION
December 31, 2004)                     1 YEAR    5 YEARS   INCEPTION           DATE
------------------------------------------------------------------------------------------
AIM V.I. Balanced Fund                   7.52%    (2.52)%       2.60%          05/01/98
Standard & Poor's 500 Index(1,2)        10.87%    (2.30)%       2.82%(3)       04/30/98(3)
Custom Balanced Index(2,4)              11.54%     6.59%        6.30%(3)       04/30/98(3)
Lipper Balanced Fund Index(2,5)          8.99%     2.95%        4.43%(3)       04/30/98(3)
------------------------------------------------------------------------------------------



(1) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance. The fund has also included the Custom Balanced Index as its style-specific index because the fund believes the Custom Balanced Index more closely reflects the performance of the types of securities in which the fund invests. In addition, the Lipper Balanced Fund Index (which may or may not include the fund) is included for comparison to a peer group.


(2) The indices may not reflect payment of fees, expenses or taxes.


(3) The average annual total return given is since the month end closest to the inception date of the fund's Series I shares.


(4) The Custom Balanced Index is an index created by A I M Advisors, Inc. to benchmark the fund. The index consists of 60% Russell 1000--Registered Trademark-- Value Index and 40% Lehman Brothers U.S. Aggregate Bond Index. The Russell 1000--Registered Trademark-- Value Index is a widely recognized index of common stocks that measures performance of those Russell 1000--Registered Trademark-- Index companies with lower price-to-book ratios and lower forecasted growth values. The Lehman Brothers U.S. Aggregate Bond Index is an index generally considered representative of treasury issues, agency issues, corporate bond issues and mortgage-backed securities.


(5) The Lipper Balanced Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Balanced Fund category. These funds have a primary objective of conserving principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.


AIM V.I. BASIC VALUE FUND


AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
(for the periods ended                              SINCE          INCEPTION
December 31, 2004)                       1 YEAR    INCEPTION          DATE
--------------------------------------------------------------------------------
AIM V.I. Basic Value Fund                 11.07%      5.29%          09/10/01
Standard & Poor's 500 Index(1,2)          10.87%      3.76%(3)       08/31/01(3)
Russell 1000--Registered Trademark--
  Value Index(2,4)                        16.49%      7.62%(3)       08/31/01(3)
Lipper Large-Cap Value Fund Index(2,5)    12.00%      4.40%(3)       08/31/01(3)
--------------------------------------------------------------------------------


(1) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance. The fund has also included the Russell 1000--Registered Trademark-- Value Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Large-Cap Value Fund Index (which may or may not include the fund) is included for comparison to a peer-group.

(2) The indices may not reflect payment of fees, expenses or taxes.

(3) The average annual total return given is since the month end closest to the inception date of the fund's Series I shares.
(4) The Russell 1000--Registered Trademark-- Value Index measures the performance of those Russell 1000--Registered Trademark-- Index companies with lower price-to-book ratios and lower forecasted growth values.

(5) The Lipper Large-Cap Value Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Large-Cap Value category. These funds, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-Cap Value funds typically have a below average price-to-earnings ratio, price-to-book ratio, and three year sales-per-share growth value, compared to the S&P 500 index.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

AIM V.I. BLUE CHIP FUND


AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------------------
(for the periods ended                                       SINCE          INCEPTION
December 31, 2004)                     1 YEAR    5 YEARS   INCEPTION          DATE
------------------------------------------------------------------------------------------
AIM V.I. Blue Chip Fund                  4.67%    (7.21)%      (7.20)%        12/29/99
Standard & Poor's 500 Index(1,2)        10.87%    (2.30)%      (2.30)%(3)     12/31/99(3)
Russell 1000--Registered Trademark--
  Growth Index(2,4)                      6.30%    (9.29)%      (9.29)%(3)     12/31/99(3)
Lipper Large-Cap Core Fund Index(2,5)    8.29%    (2.98)%      (2.98)%(3)     12/31/99(3)
Lipper Large-Cap Growth Fund
  Index(2,6)                             7.45%    (9.72)%      (9.72)%(3)     12/31/99(3)
------------------------------------------------------------------------------------------



(1) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance. The fund has also included the Russell 1000--Registered Trademark-- Growth Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Large-Cap Growth Fund Index (which may or may not include the fund) is included for comparison to a peer-group. The fund has elected to use the Lipper Large-Cap Growth Fund Index in comparison to a peer group rather than the Lipper Large-Cap Core Fund Index because fund management believes that this index more correctly reflects its investment strategy and the fund's investment objectives.


(2) The indices may not reflect payment of fees, expenses or taxes.

(3) The average annual total return given is since the month end closest to the inception date of the fund's Series I shares.

(4) The Russell 1000--Registered Trademark-- Growth Index measures the performance of those Russell 1000--Registered Trademark-- Index companies with higher price-to-book ratios and higher forecasted growth values.


(5) The Lipper Large-Cap Core Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Large-Cap Core Classification. These funds, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-Cap Core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three year sales-per-share growth value, compared to the S&P 500 index.


(6) Lipper Large-Cap Growth Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Large-Cap Growth category. These funds, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-Cap Growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three year sales-per-share growth value, compared to the S&P 500 index.


AIM V.I. CAPITAL APPRECIATION FUND


AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
(for the periods ended                                            INCEPTION
December 31, 2004)           1 YEAR    5 YEARS    10 YEARS           DATE
-------------------------------------------------------------------------------
AIM V.I. Capital
  Appreciation Fund            6.62%    (6.51)%        8.35%        05/05/93
Standard & Poor's 500
  Index(1,2)                  10.87%    (2.30)%       12.07%              --
Russell 1000--Registered
  Trademark-- Growth
  Index(2,3)                   6.30%    (9.29)%        9.59%              --
Lipper Multi-Cap Growth
  Fund Index(2,4)             11.26%    (7.00)%        9.43%              --
-------------------------------------------------------------------------------


(1) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance. The fund has also included the Russell 1000--Registered Trademark-- Growth Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Multi-Cap Growth Fund Index (which may or may not include the fund) is included for comparison to a peer-group.

(2) The indices may not reflect payment of fees, expenses or taxes.


(3) The Russell 1000--Registered Trademark-- Growth Index measures the performance of those Russell 1000--Registered Trademark-- Index companies with higher price-to-book ratios and higher forecasted growth values.


(4) The Lipper Multi-Cap Growth Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Mid-Cap Growth category. These funds, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-Cap Growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three year sales-per-share growth value, compared to the S&P MidCap 400 Index.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

AIM V.I. CAPITAL DEVELOPMENT FUND


AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------------------------------------------------------------
(for the periods ended                                          SINCE       INCEPTION
December 31, 2004)                         1 YEAR    5 YEARS   INCEPTION       DATE
-----------------------------------------------------------------------------------------
AIM V.I. Capital Development Fund           15.50%     4.31%      5.99%       05/01/98
Standard & Poor's 500 Index(1,2)            10.87%    (2.30)%     2.82%(3)    04/30/98(3)
Russell Midcap--Registered Trademark--
  Index(2,4)                                20.22%     7.59%      8.18%(3)    04/30/98(3)
Russell Midcap--Registered Trademark--
  Growth Index(2,5)                         15.48%    (3.36)%     4.31%(3)    04/30/98(3)
Lipper Mid-Cap Core Fund Index(2,6)         15.44%     5.65%      7.39%(3)    04/30/98(3)
Lipper Mid-Cap Growth Fund Index(2,7)       14.03%    (6.07)%     3.70%(3)    04/30/98(3)
-----------------------------------------------------------------------------------------



(1) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance. The fund has elected to use the Russell Midcap(R) Growth Index as its style-specific index rather than the Russell Midcap(R) Index because the fund believes the Russell Midcap(R) Growth Index more closely reflects the performance of the types of securities in which the fund invests. In addition, the Lipper Mid-Cap Growth Fund Index (which may or may not include the fund) is included for comparison to a peer group. The fund has elected to use the Lipper Mid-Cap Growth Fund Index in comparison to a peer group rather than the Lipper Mid-Cap Core Fund Index because fund management believes that this index more correctly reflects its investment strategy and the fund's investment objectives.


(2) The indices may not reflect payment of fees, expenses or taxes.


(3) The average annual total return given is since the month end closest to the inception date of the fund's Series I shares.


(4) The Russell Midcap--Registered Trademark-- Index measures the performance of the 800 smallest companies in the Russell 1000--Registered Trademark-- Index. These stocks represent approximately 25% of the total market capitalization of the Russell 1000--Registered Trademark-- Index.


(5) The Russell Midcap Growth--Registered Trademark-- Index measures the performance of those Russell MidCap(R) Index companies with higher price-to-book ratios and higher forecasted growth values.


(6) The Lipper Mid-Cap Core Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Mid-Cap Core Classification. These funds, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-Cap Core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three year sales-per-share growth value, compared to the S&P MidCap 400 index.


(7) The Lipper Mid-Cap Growth Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Mid-Cap Growth category. These funds, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-Cap Growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three year sales-per-share growth value, compared to the S&P MidCap 400 Index.


AIM V.I. CORE EQUITY FUND


AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
(for the periods ended                                             INCEPTION
December 31, 2004)               1 YEAR    5 YEARS    10 YEARS        DATE
--------------------------------------------------------------------------------
AIM V.I. Core Equity Fund          8.97%    (5.47)%     10.07%       05/02/94
Standard & Poor's 500
  Index(1,2)                      10.87%    (2.30)%     12.07%             --
Russell 1000--Registered
  Trademark-- Index(2,3)          11.40%    (1.76)%     12.16%             --
Lipper Large-Cap Core Fund
  Index(2,4)                       8.29%    (2.98)%     10.26%             --
--------------------------------------------------------------------------------



(1) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance. The fund has also included the Russell 1000--Registered Trademark-- Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Large-Cap Core Fund Index (which may or may not include the fund) is included for comparison to a peer-group.


(2) The indices may not reflect payment of fees, expenses or taxes.


(3) The Russell 1000--Registered Trademark-- Index is comprised of 1000 of the largest capitalized U.S. domiciled companies whose common stock is traded in the United States. This index makes up the largest 1000 stocks of the Russell 3000 universe.


(4) The Lipper Large-Cap Core Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Large-Cap Core Classification. These funds, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-Cap Core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three year sales-per-share growth value, compared to the S&P 500 index.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------


AIM V.I. DIVERSIFIED INCOME FUND



AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
(for the periods ended                                             INCEPTION
December 31, 2004)             1 YEAR    5 YEARS      10 YEARS        DATE
--------------------------------------------------------------------------------
AIM V.I. Diversified Income
  Fund                          5.03%       4.13%        5.96%       05/05/93
Lehman Brothers U.S.
  Aggregate Bond Index(1,2)     4.34%       7.71%        7.72%             --
Lehman Brothers U.S. Credit
  Index(2,3)                    5.24%       8.63%        8.41%             --
Lipper BBB Rated Fund
  Index(2,4)                    5.30%       7.50%        7.59%             --
--------------------------------------------------------------------------------


(1) The Lehman Brothers U.S. Aggregate Bond Index measures the performance of U.S. investment-grade fixed rate bonds with components for government and corporate securities, mortgage pass-throughs and asset-backed securities of treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The fund has also included the Lehman Brothers U.S. Credit Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper BBB Rated Fund Index (which may or may not include the fund) is included for comparison to a peer-group.

(2) The indices may not reflect payment of fees, expenses or taxes.

(3) The Lehman Brothers U.S. Credit Index consists of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements. To qualify, bonds must be SEC-registered.
(4) The Lipper BBB Rated Fund Index is an equally weighted representation of the 30 largest funds in the Lipper BBB Rated Funds category. The funds invest at least 65% of assets in corporate and government debt issues rated in the top four grades.

AIM V.I. GOVERNMENT SECURITIES FUND


AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
(for the periods ended                                            INCEPTION
December 31, 2004)              1 YEAR    5 YEARS    10 YEARS        DATE
-------------------------------------------------------------------------------
AIM V.I. Government Securities
  Fund                           2.56%      5.89%       6.11%       05/05/93
Lehman Brothers U.S. Aggregate
  Bond Index(1,2)                4.34%      7.71%       7.72%             --
Lehman Brothers Intermediate
  U.S. Government and Mortgage
  Index(2,3)                     3.66%      6.88%        N/A              --
Lipper Intermediate U.S.
  Government Fund Index(2,4)     2.85%      6.69%       6.66%             --
-------------------------------------------------------------------------------



(1) The Lehman Brothers U.S. Aggregate Bond Index measures the performance of U.S. investment-grade fixed rate bonds with components for government and corporate securities, mortgage pass-throughs and asset-backed securities of treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The fund has also included the Lehman Brothers Intermediate U.S. Government and Mortgage Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Intermediate U.S. Government Fund Index (which may or may not include the fund) is included for comparison to a peer-group.


(2) The indices may not reflect payment of fees, expenses or taxes.

(3) The Lehman Brothers Intermediate U.S. Government and Mortgage Index includes securities in the intermediate maturity range of the U.S. Government Index that must have between 1 year and 10 years to final maturity regardless of call features and fixed-rate mortgage securities with a weighted average of at least 1 year and issued by GNMA, FHLMC, or FNMA.
(4) The Lipper Intermediate U.S. Government Fund Index measures the performance of the 30 largest funds in the Lipper Intermediate U.S. Government category. The funds invest at least 65% of their assets in securities issued or guaranteed by the United States Government, with dollar weighted average maturities of 6 to 10 years.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

AIM V.I. GROWTH FUND


AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
(for the periods ended                                            INCEPTION
December 31, 2004)              1 YEAR    5 YEARS    10 YEARS        DATE
-------------------------------------------------------------------------------
AIM V.I. Growth Fund              8.23%    (12.41)%     6.56%       05/05/93
Standard & Poor's 500
  Index(1,2)                     10.87%     (2.30)%    12.07%             --
Russell 1000--Registered
  Trademark-- Growth
  Index(2,3)                      6.30%     (9.29)%     9.59%             --
Lipper Large-Cap Growth Fund
  Index(2,4)                      7.45%     (9.72)%     8.64%             --
-------------------------------------------------------------------------------


(1) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance. The fund has also included the Russell 1000--Registered Trademark-- Growth Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Large-Cap Growth Fund Index (which may or may not include the fund) is included for comparison to a peer-group.

(2) The indices may not reflect payment of fees, expenses or taxes.


(3) The Russell 1000--Registered Trademark-- Growth Index measures the performance of those Russell 1000--Registered Trademark-- Index companies with higher price-to-book ratios and higher forecasted growth values.


(4) The Lipper Large-Cap Growth Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Large-Cap Growth category. These funds, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-Cap Growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three year sales-per-share growth value, compared to the S&P 500 index.


AIM V.I. HIGH YIELD FUND


AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------------------------------------------------------------
(for the periods ended                                          SINCE       INCEPTION
December 31, 2004)                         1 YEAR    5 YEARS   INCEPTION       DATE
-----------------------------------------------------------------------------------------
AIM V.I. High Yield Fund                    11.25%    0.63%       0.79%       05/01/98
Lehman Brothers U.S. Aggregate Bond
  Index(1,2)                                 4.34%    7.71%       6.59%(3)    04/30/98(3)
Lehman Brothers High Yield Index(2,4)       11.13%    6.97%       5.26%(3)    04/30/98(3)
Lipper High Yield Bond Fund Index(2,5)      10.34%    3.99%       2.97%(3)    04/30/98(3)
-----------------------------------------------------------------------------------------


(1) The Lehman Brothers U.S. Aggregate Bond Index measures the performance of U.S. investment-grade fixed rate bonds with components for government and corporate securities, mortgage pass-throughs and asset-backed securities of treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The fund has elected to use the Lehman Brothers U.S. Aggregate Bond Index as its broad-based index rather than the Lehman Brothers High Yield Index since the Lehman Brothers U.S. Aggregate Bond Index is such a widely recognized gauge of U.S. stock market performance. The fund will continue to include the Lehman Brothers High Yield Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper High Yield Bond Fund Index (which may or may not include the fund) is included for comparison to a peer-group.

(2) The indices may not reflect payment of fees, expenses or taxes.

(3) The average annual total return given is since the month end closest to the inception date of the fund's Series I shares.
(4) The Lehman Brothers High Yield Index measures the performance of all fixed-rate, non-investment grade debt-securities excluding pay-in-kind bonds, Eurobonds and debt issues from emerging countries.
(5) The Lipper High Yield Bond Fund Index is an equally weighted representation of the 30 largest funds within the Lipper High Yield Funds category. The funds have no credit rating restriction, but tend to invest in fixed-income securities with lower credit ratings.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

AIM V.I. INTERNATIONAL GROWTH FUND


AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------------------------------------------------
(for the periods ended                                          INCEPTION
December 31, 2004)           1 YEAR   5 YEARS   10 YEARS           DATE
-----------------------------------------------------------------------------
AIM V.I. International
  Growth Fund                24.00%    (5.35)%      7.43%         05/05/93
Morgan Stanley Capital
  International-
  -Registered Trademark--
  EAFE Index(1,2)            20.25%    (1.13)%      5.62%               --
Morgan Stanley Capital
  International-
  -Registered Trademark--
  EAFE Growth Index(2,3)     16.12%    (6.03)%      3.15%               --
Lipper International Fund
  Index(2,4)                 18.60%    (0.89)%      7.20%               --
Lipper International
  Multi-Cap Growth Fund
  Index(2,5)                 18.19%    (4.85)%      7.31%               --
-----------------------------------------------------------------------------



(1) The Morgan Stanley Capital International--Registered Trademark-- Europe, Australasia and Far East Index measures performance of global stock markets in 21 developed countries. The fund has also included the Morgan Stanley Capital International--Registered Trademark-- Europe, Australasia and Far East Growth Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper International Multi-Cap Growth Fund Index (which may or may not include the fund) is included for comparison to a peer-group. The fund has elected to use the Lipper International Multi-Cap Growth Fund Index in comparison to a peer group rather than the Lipper International Fund Index because Lipper recently modified their global and international classifications to include more narrow categories. Prior to 2004, Lipper did not group these funds based on style characteristics (such as core, growth, and value), but instead used very broad classifications based on prospectus objectives. The new approach is a more quantitative method for classifying funds.


(2) The indices may not reflect payment of fees, expenses or taxes.

(3) The Morgan Stanley Capital International--Registered Trademark-- Europe, Australasia and Far East Growth Index is recognized as the pre-eminent benchmark in the U.S. to measure international "growth" equity performance (high price over book value securities). It includes securities from 21 countries, representing the developed markets outside North America: Europe, Australasia, and the Far East.
(4) The Lipper International Fund Index is an equally weighted representation of the 30 largest funds in the Lipper International category. These funds invest in securities with primary trading outside of the U.S. and may own U.S. securities as well.

(5) The Lipper International Multi-Cap Growth Fund Index is an equally weighted representation of the 10 largest funds in the Lipper Multi-Cap Growth category. These funds invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have 25% to 75% of their assets invested in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) greater than the 250th-largest company in the S&P/Citigroup World ex-U.S. Broad Market Index. Multi-cap growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. BMI.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

AIM V.I. MID CAP CORE EQUITY FUND


AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
(for the periods ended                              SINCE         INCEPTION
December 31, 2004)                       1 YEAR    INCEPTION         DATE
-------------------------------------------------------------------------------
AIM V.I. Mid Cap Core Equity Fund         13.82%      10.30%        09/10/01
Standard & Poor's 500 Index(1,2)          10.87%       3.76%(3)     08/31/01(3)
Russell Midcap--Registered Trademark--
  Index(2,4)                              20.22%      11.90%(3)     08/31/01(3)
Lipper Mid-Cap Core Fund Index(2,5)       15.44%       9.20%(3)     08/31/01(3)
-------------------------------------------------------------------------------


(1) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance. The fund has elected to the use the Standard & Poor's 500 Index as its broad-based index rather than the Russell Midcap--Registered Trademark-- Index since the Standard & Poor's 500 Index is such a widely recognized gauge of U.S. stock market performance. The fund will continue to include the Russell Midcap--Registered Trademark-- Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Mid-Cap Core Fund Index (which may or may not include the fund) is included for comparison to a peer-group.

(2) The indices may not reflect payment of fees, expenses or taxes.

(3) The average annual total return given is since the month end closest to the inception date of the fund's Series I shares.
(4) The Russell Midcap--Registered Trademark-- Index measures the performance of the 800 smallest companies in the Russell 1000--Registered Trademark-- Index. These stocks represent approximately 25% of the total market capitalization of the Russell 1000--Registered Trademark-- Index.

(5) The Lipper Mid-Cap Core Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Mid-Cap Core Classification. These funds, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-Cap Core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three year sales-per-share growth value, compared to the S&P MidCap 400 index.


AIM V.I. MONEY MARKET FUND


AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
(for the periods ended                                            INCEPTION
December 31, 2004)             1 YEAR   5 YEARS   10 YEARS           DATE
-------------------------------------------------------------------------------
AIM V.I. Money Market Fund      0.69%    2.36%        3.72%         05/05/93
-------------------------------------------------------------------------------




    The AIM V.I. Money Market Fund's seven day yield on December 31, 2004 was 1.52%. For the current seven day yield, call (800) 347-4246.


AIM V.I. PREMIER EQUITY FUND


AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------------------------------------------------
(for the periods ended                                          INCEPTION
December 31, 2004)           1 YEAR   5 YEARS   10 YEARS           DATE
-----------------------------------------------------------------------------
AIM V.I. Premier Equity
  Fund                        5.77%    (7.19)%       8.67%        05/05/93
Standard & Poor's 500
  Index(1,2)                 10.87%    (2.30)%      12.07%              --
Lipper Large-Cap Core Fund
  Index(2,3)                  8.29%    (2.98)%      10.26%              --
-----------------------------------------------------------------------------


(1) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance. In addition, the Lipper Large-Cap Core Fund Index (which may or may not include the fund) is included for comparison to a peer-group.

(2) The indices may not reflect payment of fees, expenses or taxes.


(3) The Lipper Large-Cap Core Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Large-Cap Core Classification. These funds, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-Cap Core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three year sales-per-share growth value, compared to the S&P 500 index.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUNDS
The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable product owner buys, holds, or redeems interest in an insurance company separate account that invests in the Series I shares of the funds but does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.

SHAREHOLDER FEES
------------------------------------------------------------------------------------
(fees paid directly from                                                SERIES I
your investment)                                                        SHARES
------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                 N/A

Maximum Deferred Sales Charge (Load)                                        N/A
------------------------------------------------------------------------------------

"N/A" in the above table means "not applicable."


ANNUAL FUND OPERATING EXPENSES (SERIES I SHARES)(1)
-------------------------------------------------------------------------------------------------------
                                                                 TOTAL                          NET
                                                                ANNUAL      FEE WAIVERS       ANNUAL
                                                                 FUND          AND/OR          FUND
(expenses that are deducted            MANAGEMENT    OTHER     OPERATING      EXPENSE        OPERATING
FROM SERIES I SHARE ASSETS)               FEES      EXPENSES   EXPENSES    REIMBURSEMENTS   EXPENSES(2)
-------------------------------------------------------------------------------------------------------
AIM V.I. Aggressive Growth Fund           0.80%       0.36%      1.16%          0.05%           1.11%(3)

AIM V.I. Balanced Fund*                   0.75        0.37       1.12           0.13         0.99(3)

AIM V.I. Basic Value Fund                 0.72        0.30       1.02           0.05         0.97(3)

AIM V.I. Blue Chip Fund                   0.75        0.36       1.11           0.06         1.05(3)

AIM V.I. Capital Appreciation Fund        0.61        0.30       0.91             --            0.91

AIM V.I. Capital Development Fund         0.75        0.35       1.10           0.01         1.09(4)

AIM V.I. Core Equity Fund                 0.61        0.30       0.91             --            0.91

AIM V.I. Diversified Income Fund          0.60        0.41       1.01             --            1.01

AIM V.I. Government Securities Fund       0.47        0.40       0.87             --         0.87(5)

AIM V.I. Growth Fund                      0.63        0.28       0.91             --            0.91

AIM V.I. High Yield Fund                  0.62        0.42       1.04             --         1.04(6)

AIM V.I. International Growth Fund        0.74        0.40       1.14             --            1.14

AIM V.I. Mid Cap Core Equity Fund         0.73        0.31       1.04             --            1.04

AIM V.I. Money Market Fund                0.40        0.35       0.75             --            0.75

AIM V.I. Premier Equity Fund              0.61        0.30       0.91             --            0.91
-------------------------------------------------------------------------------------------------------



* Effective July 1, 2005, the name of the fund will be changed to AIM V.I. Basic Balanced Fund.


(1) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2004 and are expressed as a percentage of the fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.


(2) The fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 1.30% of average daily nets assets for each series portfolio of AIM Variable Insurance Funds except for AIM V.I. High Yield Fund (see Note 6). In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest;
    (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the fund's day-to-day operations), or items designated as such by the fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees, and (vii) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the fund benefits are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund. The expense limitation is in effect through April 30, 2006.


(3) Effective January 1, 2005 through December 31, 2009, the advisor has contractually agreed to waive a portion of its advisory fees. The Fee Waivers and/or Expense Reimbursements reflect this agreement. (See "Fund Management-Advisor Compensation").


(4) Effective January 1, 2005 through June 30, 2006, the advisor has contractually agreed to waive a portion of its advisory fees. The Fee Waivers and/or Expense Reimbursements reflect this agreement. (See "Fund Management-Advisor Compensation").


(5) Other Expenses includes interest expense of 0.09%.


(6) The fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (subject to the same exclusions discussed above in Note 2) of Series I shares to 1.05% of average daily net assets. The expense limitation agreement is in effect through April 30, 2006.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

EXPENSE EXAMPLE


This example is intended to help you compare the costs of investing in the Series I shares of the funds with the cost of investing in other mutual funds. This example does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.


  The example assumes that you invest $10,000 in a fund's Series I shares for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and includes the effect of any contractual fee waivers and/or expense reimbursements. To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:



SERIES I SHARES
----------------------------------------------------------------------------
                                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------------------------------

AIM V.I. Aggressive Growth Fund         $113     $353      $612      $1,384

AIM V.I. Balanced Fund                   101      315       547       1,298

AIM V.I. Basic Value Fund                 99      309       536       1,223

AIM V.I. Blue Chip Fund                  107      334       579       1,322

AIM V.I. Capital Appreciation Fund        93      290       504       1,120

AIM V.I. Capital Development Fund        111      349       605       1,339

AIM V.I. Core Equity Fund                 93      290       504       1,120

AIM V.I. Diversified Income Fund         103      322       558       1,236

AIM V.I. Government Securities Fund       89      278       482       1,073

AIM V.I. Growth Fund                      93      290       504       1,120

AIM V.I. High Yield Fund                 106      331       574       1,271

AIM V.I. International Growth Fund       116      362       628       1,386

AIM V.I. Mid Cap Core Equity Fund        106      331       574       1,271

AIM V.I. Money Market Fund                77      240       417         930

AIM V.I. Premier Equity Fund              93      290       504       1,120
----------------------------------------------------------------------------



HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION



The following supplemental hypothetical investment information provides additional information in a different format from the preceding Fee Table about the effect of a fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. Because a fund's annual return when quoted is already reduced by the fund's fees and expenses for that year, this hypothetical expense information is intended to help you understand the annual and cumulative impact of a fund's fees and expenses on your investment. Assuming a hypothetical investment of $10,000 in the fund and a 5% return before expenses each year, the chart shows the cumulative return before expenses, the cumulative return after expenses, the ending balance and the estimated annual expenses for each year one through ten. The chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The annual expense ratio, which is the same as stated in the Fee Table above, is reflected in the chart and is net of any contractual fee waiver or expense reimbursement. There is no assurance that the current annual expense ratio will be the expense ratio for the fund. To the extent that the advisor makes any waivers or reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account any fees and expenses assessed in connection with your variable product; if they did, the expenses shown would be higher, while the ending balance shown would be lower. YOU SHOULD UNDERSTAND THAT THIS IS ONLY A HYPOTHETICAL PRESENTATION MADE TO ILLUSTRATE WHAT EXPENSES AND RETURNS WOULD BE UNDER THE ABOVE SCENARIOS; YOUR ACTUAL RETURNS AND EXPENSES ARE LIKELY TO DIFFER (HIGHER OR LOWER) FROM THOSE SHOWN BELOW.



AIM V.I. AGGRESSIVE GROWTH FUND


SERIES I--ANNUAL EXPENSE RATIO
             1.11%                 YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses.....................       5.00%          10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses.....................       3.89%           7.93%       12.13%       16.49%       21.02%
End of Year Balance............  $10,389.00      $10,793.13   $11,212.98   $11,649.17   $12,102.32
Estimated Annual Expenses......  $   113.16      $   117.56   $   122.13   $   126.88   $   131.82
--------------------------------------------------------------------------------------------------

SERIES I--ANNUAL EXPENSE RATIO
             1.11%                 YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
Cumulative Return Before
  Expenses.....................      34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses.....................      25.73%       30.62%       35.70%       40.98%       46.47%
End of Year Balance............  $12,573.10   $13,062.20   $13,570.32   $14,098.20   $14,646.62
Estimated Annual Expenses......  $   136.95   $   142.28   $   147.81   $   153.56   $   159.53
--------------------------------------------------------------------------------------------------

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------


AIM V.I. BALANCED FUND (EFFECTIVE JULY 1, 2005, AIM V.I. BASIC BALANCED FUND)


SERIES I--ANNUAL EXPENSE RATIO
             0.99%                 YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5
Cumulative Return Before
  Expenses.....................       5.00%          10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses.....................       4.01%           8.18%       12.52%       17.03%       21.72%
End of Year Balance............  $10,401.00      $10,818.08   $11,251.89   $11,703.09   $12,172.38
Estimated Annual Expenses......  $   100.98      $   105.03   $   109.25   $   113.63   $   118.18
--------------------------------------------------------------------------------------------------

SERIES I--ANNUAL EXPENSE RATIO
             0.99%                 YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
Cumulative Return Before
  Expenses.....................      34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses.....................      26.60%       31.68%       36.96%       42.45%       48.17%
End of Year Balance............  $12,660.49   $13,168.18   $13,696.22   $14,245.44   $14,816.68
Estimated Annual Expenses......  $   122.92   $   127.85   $   132.98   $   138.31   $   143.86
--------------------------------------------------------------------------------------------------



AIM V.I. BASIC VALUE FUND


SERIES I--ANNUAL EXPENSE RATIO
             0.97%                 YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5
Cumulative Return Before
  Expenses.....................       5.00%          10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses.....................       4.03%           8.22%       12.58%       17.12%       21.84%
End of Year Balance............  $10,403.00      $10,822.24   $11,258.38   $11,712.09   $12,184.09
Estimated Annual Expenses......  $    98.95      $   102.94   $   107.09   $   111.41   $   115.90
--------------------------------------------------------------------------------------------------

SERIES I--ANNUAL EXPENSE RATIO
             0.97%                 YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
Cumulative Return Before
  Expenses.....................      34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses.....................      26.75%       31.86%       37.17%       42.70%       48.45%
End of Year Balance............  $12,675.11   $13,185.91   $13,717.30   $14,270.11   $14,845.20
Estimated Annual Expenses......  $   120.57   $   125.43   $   130.48   $   135.74   $   141.21
--------------------------------------------------------------------------------------------------



AIM V.I. BLUE CHIP FUND


SERIES I--ANNUAL EXPENSE RATIO
             1.05%                 YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5
Cumulative Return Before
  Expenses.....................       5.00%          10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses.....................       3.95%           8.06%       12.32%       16.76%       21.37%
End of Year Balance............  $10,395.00      $10,805.60   $11,232.42   $11,676.10   $12,137.31
Estimated Annual Expenses......  $   107.07      $   111.30   $   115.70   $   120.27   $   125.02
--------------------------------------------------------------------------------------------------

SERIES I--ANNUAL EXPENSE RATIO
             1.05%                 YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
Cumulative Return Before
  Expenses.....................      34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses.....................      26.17%       31.15%       36.33%       41.72%       47.31%
End of Year Balance............  $12,616.73   $13,115.10   $13,633.14   $14,171.65   $14,731.43
Estimated Annual Expenses......  $   129.96   $   135.09   $   140.43   $   145.98   $   151.74
--------------------------------------------------------------------------------------------------



AIM V.I. CAPITAL APPRECIATION FUND


SERIES I--ANNUAL EXPENSE RATIO
             0.91%                 YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5
Cumulative Return Before
  Expenses.....................       5.00%          10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses.....................       4.09%           8.35%       12.78%       17.39%       22.19%
End of Year Balance............  $10,409.00      $10,834.73   $11,277.87   $11,739.13   $12,219.26
Estimated Annual Expenses......  $    92.86      $    96.66   $   100.61   $   104.73   $   109.01
--------------------------------------------------------------------------------------------------

SERIES I--ANNUAL EXPENSE RATIO
             0.91%                 YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
Cumulative Return Before
  Expenses.....................      34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses.....................      27.19%       32.39%       37.81%       43.44%       49.31%
End of Year Balance............  $12,719.03   $13,239.24   $13,780.73   $14,344.36   $14,931.04
Estimated Annual Expenses......  $   113.47   $   118.11   $   122.94   $   127.97   $   133.20
--------------------------------------------------------------------------------------------------



AIM V.I. CAPITAL DEVELOPMENT FUND


SERIES I--ANNUAL EXPENSE RATIO
             1.09%                 YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5
Cumulative Return Before
  Expenses.....................       5.00%          10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses.....................       3.91%           7.97%       12.19%       16.58%       21.14%
End of Year Balance............  $10,391.00      $10,797.29   $11,219.46   $11,658.14   $12,113.98
Estimated Annual Expenses......  $   111.13      $   115.48   $   119.99   $   124.68   $   129.56
--------------------------------------------------------------------------------------------------

SERIES I--ANNUAL EXPENSE RATIO
             1.09%                 YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
Cumulative Return Before
  Expenses.....................      34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses.....................      25.88%       30.80%       35.91%       41.23%       46.75%
End of Year Balance............  $12,587.63   $13,079.81   $13,591.23   $14,122.65   $14,674.84
Estimated Annual Expenses......  $   134.62   $   139.89   $   145.36   $   151.04   $   156.95
--------------------------------------------------------------------------------------------------



AIM V.I. CORE EQUITY FUND


SERIES I--ANNUAL EXPENSE RATIO
             0.91%                 YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5
Cumulative Return Before
  Expenses.....................       5.00%          10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses.....................       4.09%           8.35%       12.78%       17.39%       22.19%
End of Year Balance............  $10,409.00      $10,834.73   $11,277.87   $11,739.13   $12,219.26
Estimated Annual Expenses......  $    92.86      $    96.66   $   100.61   $   104.73   $   109.01
--------------------------------------------------------------------------------------------------

SERIES I--ANNUAL EXPENSE RATIO
             0.91%                 YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
Cumulative Return Before
  Expenses.....................      34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses.....................      27.19%       32.39%       37.81%       43.44%       49.31%
End of Year Balance............  $12,719.03   $13,239.24   $13,780.73   $14,344.36   $14,931.04
Estimated Annual Expenses......  $   113.47   $   118.11   $   122.94   $   127.97   $   133.20
--------------------------------------------------------------------------------------------------

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------


AIM V.I. DIVERSIFIED INCOME FUND


SERIES I--ANNUAL EXPENSE RATIO
             1.01%                 YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5
Cumulative Return Before
  Expenses.....................       5.00%          10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses.....................       3.99%           8.14%       12.45%       16.94%       21.61%
End of Year Balance............  $10,399.00      $10,813.92   $11,245.40   $11,694.09   $12,160.68
Estimated Annual Expenses......  $   103.01      $   107.13   $   111.40   $   115.84   $   120.47
--------------------------------------------------------------------------------------------------

SERIES I--ANNUAL EXPENSE RATIO
             1.01%                 YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
Cumulative Return Before
  Expenses.....................      34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses.....................      26.46%       31.50%       36.75%       42.21%       47.88%
End of Year Balance............  $12,645.89   $13,150.46   $13,675.17   $14,220.81   $14,788.22
Estimated Annual Expenses......  $   125.27   $   130.27   $   135.47   $   140.87   $   146.50
--------------------------------------------------------------------------------------------------



AIM V.I. GOVERNMENT SECURITIES FUND


SERIES I--ANNUAL EXPENSE RATIO
             0.87%                 YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5
Cumulative Return Before
  Expenses.....................       5.00%          10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses.....................       4.13%           8.43%       12.91%       17.57%       22.43%
End of Year Balance............  $10,413.00      $10,843.06   $11,290.88   $11,757.19   $12,242.76
Estimated Annual Expenses......  $    88.80      $    92.46   $    96.28   $   100.26   $   104.40
--------------------------------------------------------------------------------------------------

SERIES I--ANNUAL EXPENSE RATIO
             0.87%                 YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
Cumulative Return Before
  Expenses.....................      34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses.....................      27.48%       32.75%       38.23%       43.94%       49.89%
End of Year Balance............  $12,748.39   $13,274.89   $13,823.15   $14,394.04   $14,988.52
Estimated Annual Expenses......  $   108.71   $   113.20   $   117.88   $   122.74   $   127.81
--------------------------------------------------------------------------------------------------



AIM V.I. GROWTH FUND


SERIES I--ANNUAL EXPENSE RATIO
             0.91%                 YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5
Cumulative Return Before
  Expenses.....................       5.00%          10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses.....................       4.09%           8.35%       12.78%       17.39%       22.19%
End of Year Balance............  $10,409.00      $10,834.73   $11,277.87   $11,739.13   $12,219.26
Estimated Annual Expenses......  $    92.86      $    96.66   $   100.61   $   104.73   $   109.01
--------------------------------------------------------------------------------------------------

SERIES I--ANNUAL EXPENSE RATIO
             0.91%                 YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
Cumulative Return Before
  Expenses.....................      34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses.....................      27.19%       32.39%       37.81%       43.44%       49.31%
End of Year Balance............  $12,719.03   $13,239.24   $13,780.73   $14,344.36   $14,931.04
Estimated Annual Expenses......  $   113.47   $   118.11   $   122.94   $   127.97   $   133.20
--------------------------------------------------------------------------------------------------



AIM V.I. HIGH YIELD FUND


SERIES I--ANNUAL EXPENSE RATIO
             1.04%                 YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5
Cumulative Return Before
  Expenses.....................       5.00%          10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses.....................       3.96%           8.08%       12.36%       16.81%       21.43%
End of Year Balance............  $10,396.00      $10,807.68   $11,235.67   $11,680.60   $12,143.15
Estimated Annual Expenses......  $   106.06      $   110.26   $   114.63   $   119.16   $   123.88
--------------------------------------------------------------------------------------------------

SERIES I--ANNUAL EXPENSE RATIO
             1.04%                 YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
Cumulative Return Before
  Expenses.....................      34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses.....................      26.24%       31.24%       36.44%       41.84%       47.46%
End of Year Balance............  $12,624.02   $13,123.93   $13,643.64   $14,183.93   $14,745.61
Estimated Annual Expenses......  $   128.79   $   133.89   $   139.19   $   144.70   $   150.43
--------------------------------------------------------------------------------------------------



AIM V.I. INTERNATIONAL GROWTH FUND


SERIES I--ANNUAL EXPENSE RATIO
             1.14%                 YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5
Cumulative Return Before
  Expenses.....................       5.00%          10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses.....................       3.86%           7.87%       12.03%       16.36%       20.85%
End of Year Balance............  $10,386.00      $10,786.90   $11,203.27   $11,635.72   $12,084.86
Estimated Annual Expenses......  $   116.20      $   120.69   $   125.34   $   130.18   $   135.21
--------------------------------------------------------------------------------------------------

SERIES I--ANNUAL EXPENSE RATIO
             1.14%                 YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
Cumulative Return Before
  Expenses.....................      34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses.....................      25.51%       30.36%       35.39%       40.62%       46.04%
End of Year Balance............  $12,551.33   $13,035.82   $13,539.00   $14,061.60   $14,604.38
Estimated Annual Expenses......  $   140.43   $   145.85   $   151.48   $   157.32   $   163.40
--------------------------------------------------------------------------------------------------



AIM V.I. MID CAP CORE EQUITY FUND


SERIES I--ANNUAL EXPENSE RATIO
             1.04%                 YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5
Cumulative Return Before
  Expenses.....................       5.00%          10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses.....................       3.96%           8.08%       12.36%       16.81%       21.43%
End of Year Balance............  $10,396.00      $10,807.68   $11,235.67   $11,680.60   $12,143.15
Estimated Annual Expenses......  $   106.06      $   110.26   $   114.63   $   119.16   $   123.88
--------------------------------------------------------------------------------------------------

SERIES I--ANNUAL EXPENSE RATIO
             1.04%                 YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
Cumulative Return Before
  Expenses.....................      34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses.....................      26.24%       31.24%       36.44%       41.84%       47.46%
End of Year Balance............  $12,624.02   $13,123.93   $13,643.64   $14,183.93   $14,745.61
Estimated Annual Expenses......  $   128.79   $   133.89   $   139.19   $   144.70   $   150.43
--------------------------------------------------------------------------------------------------

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------


AIM V.I. MONEY MARKET FUND


SERIES I--ANNUAL EXPENSE RATIO
             0.75%                 YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5
Cumulative Return Before
  Expenses.....................       5.00%          10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses.....................       4.25%           8.68%       13.30%       18.11%       23.13%
End of Year Balance............  $10,425.00      $10,868.06   $11,329.96   $11,811.48   $12,313.47
Estimated Annual Expenses......  $    76.59      $    79.85   $    83.24   $    86.78   $    90.47
--------------------------------------------------------------------------------------------------

SERIES I--ANNUAL EXPENSE RATIO
             0.75%                 YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
Cumulative Return Before
  Expenses.....................      34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses.....................      28.37%       33.82%       39.51%       45.44%       51.62%
End of Year Balance............  $12,836.79   $13,382.35   $13,951.10   $14,544.02   $15,162.14
Estimated Annual Expenses......  $    94.31   $    98.32   $   102.50   $   106.86   $   111.40
--------------------------------------------------------------------------------------------------



AIM V.I. PREMIER EQUITY FUND


SERIES I--ANNUAL EXPENSE RATIO
             0.91%                 YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5
Cumulative Return Before
  Expenses.....................       5.00%          10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses.....................       4.09%           8.35%       12.78%       17.39%       22.19%
End of Year Balance............  $10,409.00      $10,834.73   $11,277.87   $11,739.13   $12,219.26
Estimated Annual Expenses......  $    92.86      $    96.66   $   100.61   $   104.73   $   109.01
--------------------------------------------------------------------------------------------------

SERIES I--ANNUAL EXPENSE RATIO
             0.91%                 YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
Cumulative Return Before
  Expenses.....................      34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses.....................      27.19%       32.39%       37.81%       43.44%       49.31%
End of Year Balance............  $12,719.03   $13,239.24   $13,780.73   $14,344.36   $14,931.04
Estimated Annual Expenses......  $   113.47   $   118.11   $   122.94   $   127.97   $   133.20
--------------------------------------------------------------------------------------------------

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS


A I M Advisors, Inc. (the advisor or AIM) serves as each fund's investment advisor and is responsible for their day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of each fund's operations and provides investment advisory services to the funds, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the funds.


    The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 200 investment portfolios, including the funds, encompassing a broad range of investment objectives.


    On October 8, 2004, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds) and AIM reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission
(SEC), the New York Attorney General (NYAG) and the Colorado Attorney General
(COAG), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM funds that they advised and to the independent directors/trustees of such funds that they had entered into certain arrangements permitting market timing of such funds, thereby breaching their fiduciary duties to such funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. (ADI) (the distributor of the retail AIM funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.



    Under the settlements, $325 million will be made available for distribution to the shareholders of those AIM funds that IFG formerly advised that were harmed by market timing activity, and $50 million will be made available for distribution to the shareholders of those AIM funds advised by AIM that were harmed by market timing activity. These settlement funds will be distributed in accordance with a methodology to be determined by an independent distribution consultant, in consultation with AIM and the independent trustees of the AIM funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and the COAG, AIM has also agreed to reduce management fees on certain AIM equity and balanced funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees during this period. In addition, as required by the settlements, AIM is undertaking certain governance and compliance reforms and reviewing its policies and procedures.



    At the request of the trustees of the AIM funds, AMVESCAP PLC (AMVESCAP), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by such funds related to market timing matters.


    The independent trustees of the AIM funds have been assisted by their own independent counsel and financial expert in their own investigation of market timing activity in the AIM funds. A special committee, consisting of four independent trustees, was formed to oversee this investigation. None of the costs of this investigation will be borne by the AIM funds or by fund shareholders.

    IFG, AIM, certain related entities, certain of their current and former officers and/or certain of the AIM funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. Additional regulatory inquiries related to these or other issues may be received by the AIM funds, IFG, AIM and/or related entities and individuals in the future.


    A number of private civil lawsuits related to market timing, late trading and related issues have been filed against (depending on the lawsuit) certain of the AIM funds, IFG, AIM, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties. All such lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland for consolidated or coordinated pre-trial proceedings. Other private civil lawsuits have been filed against (depending on the lawsuit) IFG, AIM, ADI, certain related entities, certain of their current and former officers and/or certain of the AIM funds and their trustees alleging the improper use of fair value pricing, excessive advisory and/or distribution fees, improper charging of distribution fees on limited offering funds or share classes and improper mutual fund sales practices and directed-brokerage arrangements and participation in class action settlements.



    Additional civil lawsuits related to the above or other issues may be filed by private litigants or by regulators against the AIM funds, IFG, AIM and/or related entities and individuals in the future.

    You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the funds' Statement of Additional Information and on AIM's Internet website under the heading "Settled Enforcement Actions and Investigations Related to Market Timing, Regulatory Inquiries and Pending Litigation" (http://www.aiminvestments.com/regulatory).


    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION

During the fiscal year ended December 31, 2004, the advisor received compensation from the following funds as a percentage of each fund's average daily net assets as follows:


                                           ADVISORY
FUND                                         FEE
----                                       --------
AIM V.I. Aggressive Growth Fund             0.80%
AIM V.I. Balanced Fund                      0.75%
AIM V.I. Basic Value Fund                   0.72%
AIM V.I. Blue Chip Fund                     0.75%
AIM V.I. Capital Appreciation Fund          0.61%
AIM V.I. Capital Development Fund           0.75%
AIM V.I. Core Equity Fund                   0.61%
AIM V.I. Diversified Income Fund            0.60%
AIM V.I. Government Securities Fund         0.47%
AIM V.I. Growth Fund                        0.63%
AIM V.I. High Yield Fund                    0.62%
AIM V.I. International Growth Fund          0.74%
AIM V.I. Mid Cap Core Equity Fund           0.73%
AIM V.I. Money Market Fund                  0.40%
AIM V.I. Premier Equity Fund                0.61%



For the year ended December 31, 2004, the annual management fee payable to the advisor pursuant to the investment advisory agreement ranged from 0.80% to 0.625%, 0.75% to 0.50%, 0.725% to 0.65% and 0.75% to 0.625%, of average daily net assets for AIM V.I. Aggressive Growth Fund, AIM V.I. Balanced Fund, AIM V.I. Basic Value Fund and AIM V.I. Blue Chip Fund, respectively, based on net asset levels. The advisor has contractually agreed to advisor fee waivers for the period January 1, 2005 to December 31, 2009 as part of its settlement with the Attorney General of New York (NYAG). The advisor will waive advisory fees to the extent necessary so that the advisory fee payable does not exceed the advisory fee rates after January 1, 2005. Following are the advisory fee rates before and after January 1, 2005.


  ADVISORY FEE RATES BEFORE      ADVISORY FEE RATES AFTER
   JANUARY 1, 2005 WAIVER         JANUARY 1, 2005 WAIVER
------------------------------------------------------------
                             AIM V.I. Aggressive Growth Fund
      0.80% of the first $150        0.75% of the first $150
                      million                        million
     0.625% of the next $4.85       0.625% of the next $4.85
                      billion                        billion
0.60% of the next $5 billion*   0.60% of the next $5 billion
0.575% of the excess over $10  0.575% of the excess over $10
                     billion*                        billion
                                      AIM V.I. Balanced Fund
      0.75% of the first $150        0.62% of the first $150
                      million                        million
      0.50% of the next $4.85        0.50% of the next $4.85
                      billion                        billion
        0.475% of the next $5
                     billion*  0.475% of the next $5 billion
 0.45% of the excess over $10   0.45% of the excess over $10
                     billion*                        billion

------------------------------------------------------------
  ADVISORY FEE RATES BEFORE      ADVISORY FEE RATES AFTER
   JANUARY 1, 2005 WAIVER         JANUARY 1, 2005 WAIVER
                                   AIM V.I. Basic Value Fund
     0.725% of the first $500       0.695% of the first $250
                      million                        million
       0.70% of the next $500         0.67% of the next $250
                      million                        million
      0.675% of the next $500        0.645% of the next $500
                      million                        million
0.65% of the excess over $1.5         0.62% of the next $1.5
                      billion                        billion
                                     0.595% of the next $2.5
                                                     billion
                                      0.57% of the next $2.5
                                                     billion
                                     0.545% of the next $2.5
                                                     billion
                                0.52% of the excess over $10
                                                     billion
                                     AIM V.I. Blue Chip Fund
      0.75% of the first $350       0.695% of the first $250
                      million                        million
     0.625% of the next $4.65         0.67% of the next $250
                      billion                        million
                                     0.645% of the next $500
0.60% of the next $5 billion*                        million
0.575% of the excess over $10         0.62% of the next $1.5
                     billion*                        billion
                                     0.595% of the next $2.5
                                                     billion
                                      0.57% of the next $2.5
                                                     billion
                                     0.545% of the next $2.5
                                                     billion
                                0.52% of the excess over $10
                                                     billion


* After fee waiver. These rates include AIM's voluntary agreement to waive an amount equal to 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum of 0.175% on net assets over $35 billion.


For the year ended December 31, 2004, the annual management fee payable to the advisor pursuant to the investment advisory agreement ranged from 0.75% to 0.625% of average daily net assets for AIM V.I. Capital Development Fund, based on net asset levels. The advisor has contractually agreed to advisory fee waivers for the period January 1, 2005 to June 30, 2006. The advisor will waive advisory fees to the extent necessary so that the advisory fee payable does not exceed the advisory fee rates after January 1, 2005. Following are the advisory fee rates before and after January 1, 2005.


   ADVISORY FEE RATES BEFORE          ADVISORY FEE RATES AFTER
     JANUARY 1, 2005 WAIVER            JANUARY 1, 2005 WAIVER
------------------------------------------------------------------
 0.75% of the first $350 million  0.745% of the first $250 million
0.625% of the next $4.65 billion    0.73% of the next $250 million
   0.60% of the next $5 billion*   0.715% of the next $500 million
   0.575% of the excess over $10
                        billion*    0.70% of the next $1.5 billion
                                   0.685% of the next $2.5 billion
                                    0.67% of the next $2.5 billion
                                   0.655% of the next $2.5 billion
                                      0.64% of the excess over $10
                                                           billion


* After fee waiver. These rates include AIM's voluntary agreement to waive an amount equal to 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum of 0.175% on net assets over $35 billion.


PORTFOLIO MANAGERS

The following individuals are jointly and primarily responsible for each fund's portfolio:

AIM V.I. AGGRESSIVE GROWTH FUND


- Jay K. Rushin, Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1998.



    He is assisted by the advisor's Aggressive Growth Team, which may be comprised of portfolio managers, research analysts and other investment professionals of the advisor. Team members provide

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the team may change from time to time. More information on the team, including biographies of other members of the team, may be found on the advisor's website (http://www.aiminvestments.com). The website is not part of this prospectus.


AIM V.I. BALANCED FUND (EFFECTIVE JULY 1, 2005, AIM V.I. BASIC BALANCED FUND)


- Bret W. Stanley (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1998.

- R. Canon Coleman II, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1999. From 1997 to 1999, he was a full-time student.

- Jan H. Friedli, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1999. From 1997 to 1999, he was global fixed-income portfolio manager for Nicholas-Applegate Capital Management.

- Scot W. Johnson, Senior Portfolio Manager, who has been responsible for the fund since 2002 and has been associated with the advisor and/or its affiliates since 1994.


- Matthew W. Seinsheimer, Senior Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1998.



- Michael J. Simon, Senior Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 2001. From 1996 to 2001, he was equity analyst and portfolio manager with Luther King Capital Management.


    They are assisted by the advisor's Basic Value and Taxable Investment Grade Bond Teams, which may be comprised of portfolio managers, research analysts and other investment professionals of the advisor. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the teams may change from time to time. More information on the teams, including biographies of other members of the teams, may be found on the advisor's website (http://www.aiminvestments.com). The website is not part of this prospectus.

AIM V.I. BASIC VALUE FUND

- Bret W. Stanley (lead manager), Senior Portfolio Manager, who has been responsible for the fund since its inception in 2001 and has been associated with the advisor and/or its affiliates since 1998.

- R. Canon Coleman II, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1999.


- Matthew W. Seinsheimer, Senior Portfolio Manager, who has been responsible for the fund since its inception in 2001 and has been associated with the advisor and/or its affiliates since 1998.



- Michael J. Simon, Senior Portfolio Manager, who has been responsible for the fund since 2002 and has been associated with the advisor and/or its affiliates since 2001. From 1996 to 2001, he was equity analyst and portfolio manager for Luther King Capital Management.


    They are assisted by the advisor's Basic Value Team, which may be comprised of portfolio managers, research analysts and other investment professionals of the advisor. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the team may change from time to time. More information on the team, including biographies of other members of the team, may be found on the advisor's website (http://www.aiminvestments.com). The website is not part of this prospectus.

AIM V.I. BLUE CHIP FUND

- Monika H. Degan (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1995.

- Kirk L. Anderson, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1994.

    They are assisted by the advisor's Large Cap Growth Team, which may be comprised of portfolio managers, research analysts and other investment professionals of the advisor. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the team may change from time to time. More information on the team, including biographies of other members of the team, may be found on the advisor's website (http://www.aiminvestments.com). The website is not part of this prospectus.

AIM V.I. CAPITAL APPRECIATION FUND

- Kenneth A. Zschappel (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1990.


- Christian A. Costanzo, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1995.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

- Robert J. Lloyd, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 2000. From 1997 to 2000, he was employed by American Electric Power.

- Bryan A. Unterhalter, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1997.

    They are assisted by the advisor's Multi Cap Growth Team, which may be comprised of portfolio managers, research analysts and other investment professionals of the advisor. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the team may change from time to time. More information on the team, including biographies of other members of the team, may be found on the advisor's website (http://www.aiminvestments.com). The website is not part of this prospectus.

AIM V.I. CAPITAL DEVELOPMENT FUND


- Paul J. Rasplicka (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1994.



    He is assisted by the advisor's Mid Cap Growth and GARP (growth at a reasonable price) Team, which may be comprised of portfolio managers, research analysts and other investment professionals of the advisor. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the team may change from time to time. More information on the team, including biographies of other members of the team, may be found on the advisor's website (http://www.aiminvestments.com). The website is not part of this prospectus.


AIM V.I. CORE EQUITY FUND

- Ronald S. Sloan, Senior Portfolio Manager, who has been responsible for the fund since 2002 and has been associated with the advisor and/or its affiliates since 1998.

    He is assisted by the advisor's Mid/Large Cap Core Team, which may be comprised of portfolio managers, research analysts and other investment professionals of the advisor. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the team may change from time to time. More information on the team, including biographies of other members of the team, may be found on the advisor's website (http://www.aiminvestments.com). The website is not a part of this prospectus.


AIM V.I. DIVERSIFIED INCOME FUND



- Jan H. Friedli (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1999.



- Carolyn L. Gibbs, Senior Portfolio Manager, who has been responsible for various high yield (or non-investment grade) bond holdings in the fund since 2000 and has been otherwise associated with the fund since 1995. She has been associated with the advisor and/or its affiliates since 1992.



- Scot W. Johnson, Senior Portfolio Manager, who has been responsible for various government and mortgage holdings in the fund since 2003 and has been associated with the advisor and/or its affiliates since 1994.


    They are assisted by the advisor's Taxable Investment Grade Bond and Taxable High Yield Team, which may be comprised of portfolio managers, research analysts and other investment professionals of the advisor. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the teams may change from time to time. More information on the teams, including biographies of other members of the teams, may be found on the advisor's website (http://www.aiminvestments.com). The website is not part of this prospectus.

AIM V.I. GOVERNMENT SECURITIES FUND

- Scot W. Johnson (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1994.

- Clint W. Dudley, Portfolio Manager, who has been responsible for the fund since 2001 and has been associated with the advisor and/or its affiliates since 1998.

    They are assisted by the advisor's Taxable Investment Grade Bond Team, which may be comprised of portfolio managers, research analysts and other investment professionals of the advisor. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the team may change from time to time. More information on the team, including biographies of other members of the team, may be found on the advisor's website (http://www.aiminvestments.com). The website is not part of this prospectus.

AIM V.I. GROWTH FUND

- Lanny H. Sachnowitz (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 2002 and has been associated with the advisor and/or its affiliates since 1987.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

- James G. Birdsall, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1997.

    They are assisted by the advisor's Large Cap Growth Team, which may be comprised of portfolio managers, research analysts and other investment professionals of the advisor. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the team may change from time to time. More information on the team, including biographies of other members of the team, may be found on the advisor's website (http://www.aiminvestments.com). The website is not part of this prospectus.

AIM V.I. HIGH YIELD FUND

- Peter Ehret (co-lead manager), Senior Portfolio Manager, who has been responsible for the fund since 2001 and has been associated with the advisor and/or its affiliates since 2001. From 1992 to 2001, he was director of high yield research and portfolio manager for Van Kampen Investment Advisory Corp.

- Carolyn L. Gibbs (co-lead manager), Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1992.

- Darren S. Hughes, Portfolio Manager, who has been responsible for the fund since 2005 and has been associated with the advisor and/or its affiliates since 1992.

    They are assisted by the advisor's Taxable High Yield Team, which may be comprised of portfolio managers, research analysts and other investment professionals of the advisor. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the team may change from time to time. More information on the team, including biographies of other members of the team, may be found on the advisor's website (http://www.aiminvestments.com). The website is not part of this prospectus.

AIM V.I. INTERNATIONAL GROWTH FUND

- Clas G. Olsson (lead manager with respect to the fund's investments in Europe and Canada), Senior Portfolio Manager, who has been responsible for the fund since 1997 and has been associated with the advisor and/or its affiliates since 1994.


- Barrett K. Sides (lead manager with respect to the fund's investments in Asia Pacific and Latin America), Senior Portfolio Manager, who has been responsible for the fund since 1995 and has been associated with the advisor and/or its affiliates since 1990.


- Shuxin Cao, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1997.

- Matthew W. Dennis, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 2000. From 1996 to 2000, he was an equity strategist with ABN AMRO.


- Jason T. Holzer, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1996.


    The portfolio managers are assisted by the advisor's Asia Pacific/Latin America and Europe/Canada Teams, which may be comprised of portfolio managers, research analysts and other investment professionals of the advisor. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the teams may change from time to time. More information on the teams, including biographies of other members of the teams, may be found on the advisor's website (http://www.aiminvestments.com). The website is not part of this prospectus.

AIM V.I. MID CAP CORE EQUITY FUND

- Ronald S. Sloan, Senior Portfolio Manager, who has been responsible for the fund since its inception in 2001 and has been associated with the advisor and/or its affiliates since 1998.

    He is assisted by the advisor's Mid/Large Cap Core Team, which may be comprised of portfolio managers, research analysts and other investment professionals of the advisor. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the team may change from time to time. More information on the team, including biographies of other members of the team, may be found on the advisor's website (http://www.aiminvestments.com). The website is not a part of this prospectus.

AIM V.I. PREMIER EQUITY FUND

- Ronald S. Sloan (lead manager of the fund and lead manager of the core sub-portfolio), Senior Portfolio Manager, who has been responsible for the fund since 2004 and has been associated with the advisor and/or its affiliates since 1998.

- Lanny H. Sachnowitz (lead manager of the growth sub-portfolio), Senior Portfolio Manager, who has been responsible for the fund since 2004 and has been associated with the advisor and/or its affiliates since 1987.

- Bret W. Stanley (lead manager of the value sub-portfolio), Senior Portfolio Manager, who has been responsible for the fund since 2004 and has been associated with the advisor and/or its affiliates since 1998.

    The lead managers are assisted by the advisor's Mid/Large Cap Core, Large Cap Growth and Basic Value Teams, which may be

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

comprised of portfolio managers, research analysts and other investment professionals of the advisor. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the teams may change from time to time. More information on the teams, including biographies of other members of the teams may be found on the advisor's website (http://www.aiminvestments.com). The website is not part of this prospectus.

    The lead managers generally have final authority over all aspects of their portions of the funds' investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which the lead managers may perform these functions, and the nature of these functions, may change from time to time.

    The funds' Statement of Additional Information provides additional information about the portfolio managers' investments in each fund, a description of their compensation structure, and information regarding other accounts they manage.

OTHER INFORMATION
--------------------------------------------------------------------------------

PURCHASE AND REDEMPTION OF SHARES

Each fund ordinarily effects orders to purchase and redeem shares at the fund's next computed net asset value after it receives an order. Insurance companies participating in each fund serve as the fund's designee for receiving orders of separate accounts that invest in the fund. The funds may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the NYSE restricts or suspends trading.


    Although the funds generally intend to pay redemption proceeds solely in cash, the funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).



    Shares of the funds are offered in connection with mixed and shared funding, i.e., to separate accounts of affiliated and unaffiliated insurance companies funding variable products. The funds currently offer shares only to insurance company separate accounts. In the future, the funds may offer them to pension and retirement plans that qualify for special federal income tax treatment. The funds and AIM have applied for regulatory relief to enable the funds' shares to be sold to and held by one or more fund of funds (open-end management investment companies or series thereof that offer their shares exclusively to insurance companies, their separate accounts and/or qualified plans). The funds plan to offer their shares to fund of funds following receipt of the requested regulatory relief. Due to differences in tax treatment and other considerations, the interests of fund shareholders, including variable product owners and plan participants investing in the funds (whether directly or indirectly through fund of funds), may conflict.



    Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one insurance company separate account investing directly or indirectly in a fund could cause variable products funded through another insurance company separate account to lose their tax-deferred status, unless remedial actions were taken. The Board of the funds will monitor for the existence of any material conflicts and determine what action, if any, should be taken. A fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account (or plan) withdrawing because of a conflict.


EXCESSIVE SHORT-TERM TRADING ACTIVITY DISCLOSURES


The funds' investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the funds' shares (i.e., purchases of fund shares followed shortly thereafter by redemptions of such shares, or vice versa) may hurt the long-term performance of the funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of the funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted.


    The Board has adopted policies and procedures designed to discourage excessive short-term trading of fund shares. The funds may alter their policies and procedures at any time without giving prior notice to fund shareholders, if the advisor believes the change would be in the best interests of long-term investors.

    Pursuant to the funds' policies and procedures, AIM and its affiliates (collectively the "AIM Affiliates") currently use the following tools designed to discourage excessive short-term trading in the funds:
(1) trade activity monitoring; and
(2) the use of fair value pricing consistent with procedures approved by the Board.

    Each of these tools is described in more detail below.

    In addition, restrictions designed to discourage or curtail excessive short-term trading activity may be imposed by the insurance companies and/or their separate accounts that invest in the funds on behalf of variable product owners. Variable product owners should refer to the applicable contract and related prospectus for more details.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

TRADE ACTIVITY MONITORING

To detect excessive short-term trading activities, the AIM Affiliates will monitor, on a daily basis, selected aggregate purchase, or redemption trade orders placed by insurance companies and/or their separate accounts. The AIM Affiliates will seek to work with insurance companies to discourage variable product owners from engaging in abusive trading practices. However, the ability of the AIM Affiliates to monitor trades that are placed by variable product owners is severely if not completely limited due to the fact that the insurance companies trade with the funds through omnibus accounts, and maintain the exclusive relationship with, and are responsible for maintaining the account records of, their variable product owners. There may also be legal and technological limitations on the ability of insurance companies to impose restrictions on the trading practices of their variable product owners. As a result, there can be no guarantee that the AIM Affiliates will be able to detect or deter market timing by variable product owners.


    If, as a result of this monitoring, the AIM Affiliates believe that a variable product owner has engaged in excessive short-term trading (regardless of whether or not the insurance company's own trading restrictions are exceeded), the AIM Affiliates will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the insurance company to take action to stop such activities, or (ii) refusing to process future purchases related to such activities in the insurance company's account with the funds. AIM Affiliates will use reasonable efforts to apply the funds' policies uniformly given the practical limitations described above.


FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of the fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    See "Pricing of Shares--Determination of Net Asset Value" for more information.

RISKS
There is the risk that the funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive short-term trading. Although these policies and procedures, including the tools described above, are designed to discourage excessive short-term trading, they do not eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with the best interests of long-term investors. However, there can be no assurance that the AIM Affiliates will be able to gain access to any or all of the information necessary to detect or prevent excessive short-term trading by a variable product owner. While the AIM Affiliates and the funds may seek to take actions with the assistance of the insurance companies that invest in the funds, there is the risk that neither the AIM Affiliates nor the funds will be successful in their efforts to minimize or eliminate such activity.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each fund's shares is the fund's net asset value per share. The funds value portfolio securities for which market quotations are readily available at market value. The funds value all other securities and assets for which market quotations are not readily available at their fair value in good faith using procedures approved by the Board of the funds. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

    Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the advisor determines that the closing price of the security is unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

    The advisor may use indications of fair value from pricing services approved by the Board. In other circumstances, the advisor valuation committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, the advisor routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------


    Specific types of securities are valued as follows:

    Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board.

    Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that the advisor determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. The advisor also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where the advisor believes, at the approved degree of certainty, that the price is not reflective of current market value, the advisor will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

    Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

    Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service is unreliable, the advisor valuation committee may fair value the security using procedures approved by the Board.

    Short-term Securities: The funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM V.I. Money Market Fund values all its securities at amortized cost.

    Futures and Options: Futures and options are valued on the basis of market quotations, if available.

    Open-end Funds: To the extent a fund invests in other open-end funds, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

    The funds disclose portfolio holdings at different times and with different lag times to insurance companies issuing variable products that invest in the funds, and in annual, semi-annual and quarterly shareholder reports. Refer to such reports to determine the types of securities in which a fund has invested. You may also refer to the Statement of Additional Information to determine what types of securities in which a fund may invest. You may obtain copies of these reports or of the Statement of Additional Information from the insurance company that issued your variable product, or from the advisor as described on the back cover of this prospectus.

    Each fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or earlier NYSE closing time that day. AIM V.I. Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TAXES
The amount, timing and character of distributions to the separate account may be affected by special tax rules applicable to certain investments purchased by the fund. Variable product owners should refer to the prospectus for their variable product for information regarding the tax consequences of owning such variable products and should consult their tax advisors before investing.

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS

Each fund, other than AIM V.I. Money Market Fund, generally declares and pays dividends, if any, annually to separate accounts of insurance companies issuing the variable products. AIM V.I. Money Market Fund generally declares on each business day and pays any dividends monthly. All of the fund's distributions will consist primarily of capital gains, except for AIM V.I. Diversified Income Fund, AIM V.I. Government Securities Fund, AIM V.I. High Yield Fund and AIM V.I. Money Market Fund, which will consist primarily of ordinary income.

CAPITAL GAINS DISTRIBUTIONS

Each fund, other than AIM V.I. Money Market Fund, generally distributes long-term and short-term capital gains, if any, annually to separate accounts of insurance companies issuing the variable products. AIM V.I. Money Market Fund may distribute net realized short-term gains, if any, more frequently.

    At the election of insurance companies issuing the variable products, dividends and distributions are automatically reinvested at net asset value in shares of that fund.

SHARE CLASSES

Each fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan" that is described in the prospectus relating to the Series II shares.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

PAYMENTS TO INSURANCE COMPANIES


ADI, the distributor of the funds, or one or more of its corporate affiliates, may make cash revenue sharing payments to the insurance company that issued your variable product or its affiliates in connection with promotion of the funds and certain other marketing support services. ADI makes these payments from its own resources.



    ADI makes revenue sharing payments as incentives to certain insurance companies to promote the sale and retention of shares of one or more of the funds. The benefits ADI receives when it makes these payments may include, among other things, adding the funds to the list of underlying investment options in the insurance companies' variable products, and access (in some cases on a preferential basis over other competitors) to individual members of the insurance companies' sales force or to the insurance companies' management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the insurance company for including one or more of the funds in its variable products (on its "sales shelf"). ADI compensates insurance companies differently depending typically on the level and/or type of considerations provided by the insurance company. The revenue sharing payments ADI makes may be calculated on sales of shares of the funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold to the insurance company during the particular period. Such sharing payments also may be calculated on the average daily net assets of the funds attributable to that particular insurance company (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make sales of shares of the funds and Asset-Based Payments primarily create incentives to retain assets of the funds in insurance company separate accounts.



    ADI is motivated to make the payments described above in order to promote the sale of fund shares and the retention of those investments by clients of insurance companies. To the extent insurance companies sell more shares of the funds or retain shares of the funds in their variable product owners' accounts, ADI benefits from the incremental management and other fees paid to ADI by the funds with respect to those assets.



    In addition to the payments listed above, the advisor may also reimburse insurance companies for certain administrative services provided to variable product owners. Under a Master Administrative Services Agreement, between the funds and the advisor, the advisor is entitled to receive from the funds reimbursement of its costs or such reasonable compensation as may be approved by the Board of the funds. Under this arrangement, the advisor provides, or assures that insurance companies issuing variable products will provide, certain variable product owner-related services. These services, include, but are not limited to, facilitation of variable product owners' purchase and redemption requests; distribution to existing variable product owners of copies of fund prospectuses, proxy materials, periodic fund reports, and other materials; maintenance of variable product owners' records; and fund services and communications. Currently, these administrative service payments made by the funds to the advisor are subject to an annual limit of 0.25% of the average net assets invested in the funds by each insurance company. Any amounts paid by the advisor to an insurance company in excess of 0.25% of the average net assets invested in the funds are paid by the advisor out of its own financial resources, and not out of the funds' assets.


    You can find further details in the Statement of Additional Information about these payments and the services provided by insurance companies. In certain cases these payments could be significant to the insurance company. Your insurance company may charge you additional fees or commissions, on your variable product other than those disclosed in this prospectus. You can ask your insurance company about any payments it receives from AIM, ADI, or the funds, as well as about fees and/or commissions it charges.

FUTURE FUND CLOSURES
Due to the sometime limited availability of common stocks of small-cap companies that meet the investment criteria for AIM V.I. Aggressive Growth Fund, the fund may periodically suspend or limit the offering of its shares and it will be closed to new participants when fund assets reach $200 million.

    Due to the sometime limited availability of common stocks of mid-cap companies that meet the investment criteria for AIM V.I. Mid Cap Core Equity Fund, the fund may periodically suspend or limit the offering of its shares.

    During closed periods, the funds will accept additional investments from existing participants.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the financial performance of each fund's Series I shares. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each fund (assuming reinvestment of all dividends and distributions).

    The table shows the financial highlights for a share of each fund outstanding during each of the fiscal years (or periods) indicated.


    This information has been audited by Tait, Weller & Baker whose report, along with the fund's financial statements, is included in each fund's annual report, which is available upon request. The Board of the funds has selected a new independent registered public accounting firm for the funds' current fiscal year (2005). For information regarding the change in independent auditors, see the Statement of Additional Information.


AIM V.I. AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------




                                                                                YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------------
                                                                2004           2003        2002        2001        2000
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  10.59       $   8.36    $  10.81    $  14.62    $  14.25
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.07)(a)      (0.08)(a)    (0.08)     (0.10)(a)    (0.10)(a)
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   1.32           2.31       (2.37)      (3.71)       0.47
=========================================================================================================================
    Total from investment operations                              1.25           2.23       (2.45)      (3.81)       0.37
=========================================================================================================================
Net asset value, end of period                                $  11.84       $  10.59    $   8.36    $  10.81    $  14.62
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)                                                  11.80%         26.67%     (22.66)%    (26.06)%      2.60%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $154,070       $144,341    $103,611    $121,889    $103,181
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets                           1.16%(c)       1.15%       1.16%       1.21%       1.16%(d)
=========================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.68)%(c)     (0.83)%     (0.87)%     (0.88)%     (0.59)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                            148%            90%         85%         90%         65%
_________________________________________________________________________________________________________________________
=========================================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total Returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.


(c) Ratios are based on average daily net assets of $146,769,339.


(d) After fee waivers and/or expense reimbursements. Ratio of expense to average net assets prior to fee waivers and/or expense reimbursements was 1.26% for the year ended December 31, 2000.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


AIM V.I. BALANCED FUND (EFFECTIVE JULY 1, 2005, AIM V.I. BASIC BALANCED FUND)

--------------------------------------------------------------------------------




                                                                                    YEAR ENDED DECEMBER 31,
                                                              -------------------------------------------------------------------
                                                               2004          2003          2002           2001             2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  9.99       $  8.75       $ 10.84       $  12.46          $ 13.04
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.13(a)       0.14(a)       0.18(a)        0.27(a)(b)       0.37(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.62          1.29         (2.02)         (1.70)           (0.93)
=================================================================================================================================
    Total from investment operations                             0.75          1.43         (1.84)         (1.43)           (0.56)
=================================================================================================================================
  Less dividends from net investment income                     (0.15)        (0.19)        (0.25)         (0.19)           (0.02)
=================================================================================================================================
Net asset value, end of period                                $ 10.59       $  9.99       $  8.75       $  10.84          $ 12.46
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                                  7.52%        16.36%       (17.02)%       (11.43)%          (4.28)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $99,070       $97,665       $82,866       $105,395          $85,693
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                          1.12%(d)      1.11%         1.17%          1.12%            1.10%
=================================================================================================================================
Ratio of net investment income to average net assets             1.24%(d)      1.47%         1.90%          2.37%(b)         2.80%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                            51%          131%           90%            55%              49%
_________________________________________________________________________________________________________________________________
=================================================================================================================================



(a) Calculated using average shares outstanding.


(b) As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.29 and the ratio of net investment income to average net assets would have been 2.52%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, Per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.


(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon these net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.


(d) Ratios are based on average daily net assets of $98,631,800.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

AIM V.I. BASIC VALUE FUND
--------------------------------------------------------------------------------




                                                                                                    SEPTEMBER 10, 2001
                                                                                                     (DATE OPERATIONS
                                                                    YEAR ENDED DECEMBER 31,           COMMENCED) TO
                                                              -----------------------------------      DECEMBER 31,
                                                                2004           2003        2002            2001
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  10.66       $   7.98    $  10.25        $ 10.00
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.02           0.00        0.02(a)         0.01
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   1.16           2.68       (2.29)          0.25
======================================================================================================================
    Total from investment operations                              1.18           2.68       (2.27)          0.26
======================================================================================================================
Less dividends from net investment income                           --          (0.00)      (0.00)         (0.01)
======================================================================================================================
Net asset value, end of period                                $  11.84       $  10.66    $   7.98        $ 10.25
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(b)                                                  11.07%         33.63%     (22.15)%         2.63%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $496,837       $309,384    $ 97,916        $19,638
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets                           1.02%(c)       1.04%       1.16%          1.27%(d)(e)
======================================================================================================================
Ratio of net investment income to average net assets              0.17%(c)       0.01%       0.18%          0.28%(e)
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate(f)                                          14%            18%         22%             4%
______________________________________________________________________________________________________________________
======================================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for the financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.


(c) Ratios are based on average daily net assets of $409,527,963.


(d) After fee waivers and/or expense reimbursements. The ratio of expenses to average net assets before fee waivers and/or expense reimbursements was 2.61% for the period September 10, 2001 (date operations commenced) to December 31, 2001.


(e) Annualized.


(f) Not annualized for periods less than one year.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

AIM V.I. BLUE CHIP FUND
--------------------------------------------------------------------------------




                                                                                 YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------------
                                                                2004             2003         2002         2001       2000
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   6.57         $   5.25      $  7.11      $  9.18    $ 10.00
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    0.04(a)          0.01(b)    (0.00)(b)     (0.01)      0.02(b)
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.27             1.31        (1.86)       (2.06)     (0.84)
============================================================================================================================
    Total from investment operations                              0.31             1.32        (1.86)       (2.07)     (0.82)
============================================================================================================================
Less dividends from net investment income                        (0.01)              --           --           --         --
============================================================================================================================
Net asset value, end of period                                $   6.87         $   6.57      $  5.25      $  7.11    $  9.18
____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(c)                                                   4.67%           25.14%      (26.16)%     (22.54)%    (8.18)%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $131,687         $122,543      $65,490      $60,129    $29,787
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average net assets                           1.11%(d)         1.13%        1.18%        1.26%      1.31%(e)
============================================================================================================================
Ratio of net investment income (loss) to average net assets       0.56%(a)(d)      0.14%       (0.03)%      (0.17)%     0.07%
____________________________________________________________________________________________________________________________
============================================================================================================================
Portfolio turnover rate                                             38%              24%          38%          19%        15%
____________________________________________________________________________________________________________________________
============================================================================================================================



(a) Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income per share and the ratio of net investment income to average net assets excluding the special dividend are $0.02 and 0.22%, respectively.


(b) Calculated using average shares outstanding.


(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.


(d) Ratios are based on average daily net assets of $127,986,711.


(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.13% for the year ended December 31, 2000.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


AIM V.I. CAPITAL APPRECIATION FUND



                                                                               YEAR ENDED DECEMBER 31,
                                                    -----------------------------------------------------------------------------
                                                      2004                2003           2002            2001             2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $  21.28            $  16.43       $  21.72       $    30.84       $    35.58
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                          0.02(a)            (0.04)(b)      (0.05)(b)        (0.05)(b)        (0.05)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                     1.39                4.89          (5.24)           (7.17)           (3.79)
=================================================================================================================================
    Total from investment operations                    1.41                4.85          (5.29)           (7.22)           (3.84)
=================================================================================================================================
Less distributions from net realized gains                --                  --             --            (1.90)           (0.90)
=================================================================================================================================
Net asset value, end of period                      $  22.69            $  21.28       $  16.43       $    21.72       $    30.84
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                         6.62%              29.52%        (24.35)%         (23.28)%         (10.91)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)            $886,990            $938,820       $763,038       $1,160,236       $1,534,209
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                 0.91%(d)            0.85%          0.85%            0.85%            0.82%
=================================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                            0.09%(a)(d)        (0.23)%        (0.27)%          (0.22)%          (0.17)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                   74%                 61%            67%              65%              98%
_________________________________________________________________________________________________________________________________
=================================================================================================================================



(a) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment (loss) to average net assets excluding the special dividend are $(0.04) and (0.17)%, respectively.


(b) Calculated using average shares outstanding.


(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.


(d) Ratios are based on average daily net assets of $916,455,300.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

AIM V.I. CAPITAL DEVELOPMENT FUND
--------------------------------------------------------------------------------




                                                                                YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------------
                                                                2004           2003       2002           2001       2000
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  12.71        $  9.39    $ 11.94        $ 12.99    $ 11.89
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.03)(a)      (0.01)     (0.01)(a)      (0.02)     (0.01)(a)
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   2.00           3.33      (2.54)         (1.03)      1.11
==========================================================================================================================
    Total from investment operations                              1.97           3.32      (2.55)         (1.05)      1.10
==========================================================================================================================
Net asset value, end of period                                $  14.68        $ 12.71    $  9.39        $ 11.94    $ 12.99
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(b)                                                  15.50%         35.36%    (21.36)%        (8.08)%     9.25%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $112,028        $93,813    $70,018        $92,732    $74,874
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets                           1.10%(c)       1.13%      1.14%          1.16%      1.19%(d)
==========================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.21)%(c)     (0.13)%    (0.08)%        (0.16)%    (0.07)%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate                                             93%            95%       121%           125%       110%
__________________________________________________________________________________________________________________________
==========================================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connections with a variable product, which if included would reduce total returns.


(c) Ratios are based on average daily net assets of $100,262,715.


(d) After fee waivers. Ratio of expenses to average net assets prior to fee waivers was 1.38% for the year ended December 31, 2000.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


AIM V.I. CORE EQUITY FUND

--------------------------------------------------------------------------------


                                                                            YEAR ENDED DECEMBER 31,
                                              -----------------------------------------------------------------------------------
                                                 2004                  2003             2002             2001             2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $    20.94            $    16.99       $    20.20       $    26.19       $    31.59
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                              0.30(a)               0.17(b)          0.12(b)          0.03(c)          0.01(b)
---------------------------------------------------------------------------------------------------------------------------------
 Net gains (losses) on securities (both
   realized and unrealized)                         1.58                  3.97            (3.27)           (6.01)           (4.56)
=================================================================================================================================
   Total from investment operations                 1.88                  4.14            (3.15)           (5.98)           (4.55)
=================================================================================================================================
Less distributions:
 Dividends from net investment income              (0.22)                (0.19)           (0.06)           (0.01)           (0.04)
---------------------------------------------------------------------------------------------------------------------------------
 Distributions from net realized gains                --                    --               --               --            (0.81)
=================================================================================================================================
   Total distributions                             (0.22)                (0.19)           (0.06)           (0.01)           (0.85)
=================================================================================================================================
Net asset value, end of period                $    22.60            $    20.94       $    16.99       $    20.20       $    26.19
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(d)                                     8.97%                24.42%          (15.58)%         (22.83)%         (14.56)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)      $1,487,462            $1,555,475       $1,385,050       $1,916,875       $2,514,262
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets             0.91%(e)              0.81%(f)         0.78%            0.82%            0.84%
=================================================================================================================================
Ratio of net investment income to average
 net assets                                         1.25%(a)(e)           0.91%            0.67%            0.12%(c)         0.04%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                               52%                   31%             113%              73%              75%
_________________________________________________________________________________________________________________________________
=================================================================================================================================



(a)Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income per share and the ratio of net investment to average net assets excluding the special dividend are $0.23 and 0.92%, respectively.


(b)Calculated using average shares outstanding.


(c)As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been remained unchanged and the ratio of net investment income to average net assets would have been 0.13%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.


(d)Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.


(e)Ratios are based on average daily net assets of $1,499,286,098.


(f)After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 0.82%.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


AIM V.I. DIVERSIFIED INCOME FUND

--------------------------------------------------------------------------------




                                                                                  YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------------------
                                                               2004          2003          2002          2001          2000
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  8.82       $  8.60       $  9.13       $  9.49       $ 10.06
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.36(a)       0.42(a)       0.55(a)       0.67(a)(b)    0.76(a)
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.08          0.37         (0.35)        (0.35)        (0.69)
=============================================================================================================================
    Total from investment operations                             0.44          0.79          0.20          0.32          0.07
=============================================================================================================================
Less dividends from net investment income                       (0.52)        (0.57)        (0.73)        (0.68)        (0.64)
=============================================================================================================================
Net asset value, end of period                                $  8.74       $  8.82       $  8.60       $  9.13       $  9.49
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Total return(c)                                                  5.03%         9.24%         2.30%         3.48%         0.80%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $65,069       $71,860       $70,642       $79,875       $83,722
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of expenses to average net assets                          1.01%(d)      0.95%         0.94%         0.93%         0.90%
=============================================================================================================================
Ratio of net investment income to average net assets             4.01%(d)      4.71%         6.15%         6.87%(b)      7.84%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Portfolio turnover rate                                           113%          153%           86%           79%           74%
_____________________________________________________________________________________________________________________________
=============================================================================================================================



(a) Calculated using average shares outstanding.


(b) As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investments Companies and began amortizing premiums on debt securities. Had the fund not amortized premiums on debt securities, the net investment income per share would have been $0.70 and the ratio of net investment income to average net assets would have been 7.19%. In accordance with the AICPA Audit Guide for Investment Companies, per share and ratios prior to January 1, 2001 have not been restated to reflect this change in presentation.


(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.


(d) Ratios are based on average daily net assets of $68,698,992.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

AIM V.I. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------




                                                                                    YEAR ENDED DECEMBER 31,
                                                              -------------------------------------------------------------------
                                                                2004           2003           2002           2001          2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  12.23       $  12.40       $  11.53       $  11.16       $ 10.63
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.40(a)        0.36(a)        0.49(a)        0.59(a)(b)    0.66(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.09)         (0.23)          0.61           0.12          0.41
=================================================================================================================================
    Total from investment operations                              0.31           0.13           1.10           0.71          1.07
=================================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.47)         (0.30)         (0.23)         (0.34)        (0.54)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --          (0.00)            --             --            --
=================================================================================================================================
    Total distributions                                          (0.47)         (0.30)         (0.23)         (0.34)        (0.54)
=================================================================================================================================
Net asset value, end of period                                $  12.07       $  12.23       $  12.40       $  11.53       $ 11.16
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                                   2.56%          1.07%          9.59%          6.41%        10.12%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $652,226       $526,482       $428,322       $150,660       $84,002
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                           0.87%(d)       0.76%          0.81%          1.08%         0.97%
=================================================================================================================================
Ratio of net investment income to average net assets              3.20%(d)       2.93%          4.01%          5.09%(b)      6.03%
=================================================================================================================================
Ratio of interest expense to average net assets                   0.09%(d)       0.01%          0.01%          0.28%         0.12%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                             95%           265%           170%           199%           87%
_________________________________________________________________________________________________________________________________
=================================================================================================================================



(a) Calculated using average shares outstanding.


(b) As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began recording paydown gains and losses as adjustments to interest income. Had the Fund not recorded paydown gains and losses as adjustments to interest income, the net investment income per share would have been $0.62 and the ratio of investment income to average net assets would have been 5.40%. Per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.


(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purpose and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.


(d) Ratios are based on average daily net assets of $578,844,331.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

AIM V.I. GROWTH FUND
--------------------------------------------------------------------------------




                                                                                  YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------------
                                                                2004             2003         2002         2001         2000
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  14.83         $  11.30     $  16.37     $  24.81     $  32.25
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.01)(a)        (0.02)       (0.03)(b)    (0.03)(b)     0.03
------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   1.23             3.55        (5.04)       (8.37)       (6.60)
==============================================================================================================================
    Total from investment operations                              1.22             3.53        (5.07)       (8.40)       (6.57)
==============================================================================================================================
Less distributions:
  Dividends from net investment income                              --               --           --        (0.04)       (0.00)
------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --               --           --           --        (0.87)
==============================================================================================================================
    Total distributions                                             --               --           --        (0.04)       (0.87)
==============================================================================================================================
Net asset value, end of period                                $  16.05         $  14.83     $  11.30     $  16.37     $  24.81
______________________________________________________________________________________________________________________________
==============================================================================================================================
Total return(c)                                                   8.23%           31.24%      (30.97)%     (33.86)%     (20.49)%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $365,108         $392,533     $361,259     $601,648     $879,182
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratio of expenses to average net assets                           0.91%(d)         0.89%        0.91%        0.88%        0.83%
==============================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.04)%(a)(d)    (0.13)%      (0.21)%      (0.17)%       0.11%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Portfolio turnover rate                                             88%             101%         195%         239%         162%
______________________________________________________________________________________________________________________________
==============================================================================================================================



(a) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment (loss) to average net assets excluding the special dividend are $(0.03) and (0.14)%, respectively.


(b) Calculated using average shares outstanding.


(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.


(d) Ratios are based on average daily net assets of $372,021,041.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

AIM V.I. HIGH YIELD FUND
--------------------------------------------------------------------------------




                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                               2004          2003       2002        2001        2000
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  5.97       $  5.00    $  5.31    $    6.35    $  9.02
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.42(a)       0.49(a)    0.51(a)      0.70(b)    0.91
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.23          0.91      (0.82)       (1.01)     (2.64)
----------------------------------------------------------------------------------------------------------------------
  Net increase from payments by affiliates                       0.02            --         --           --         --
======================================================================================================================
    Total from investment operations                             0.67          1.40      (0.31)       (0.31)     (1.73)
======================================================================================================================
Less dividends from net investment income                       (0.19)        (0.43)        --        (0.73)     (0.94)
======================================================================================================================
Net asset value, end of period                                $  6.45       $  5.97    $  5.00    $    5.31    $  6.35
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(c)                                                 11.25%(d)     28.04%     (5.84)%      (4.85)%   (19.14)%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $96,602       $37,267    $24,984    $  28,799    $26,151
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets                          1.04%(e)      1.20%      1.30%        1.21%(f)    1.13%(f)
======================================================================================================================
Ratio of net investment income to average net assets             6.79%(e)      8.54%     10.20%       11.39%(b)   11.44%
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate                                           131%          101%        74%          64%        72%
______________________________________________________________________________________________________________________
======================================================================================================================



(a) Calculated using average shares outstanding.


(b) As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.71 and the ratio of net investment income to average net assets would have been 11.44%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios prior to January 1, 2001 have not been restated to reflect this change in presentation.


(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholders transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.


(d) Total return is after reimbursement by the advisor for the economic loss on security rights that expired with value in error. Total return before reimbursement by the advisor was 10.90%.


(e) Ratios are based on average daily net assets of $73,959,966.


(f) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.29% and 1.19% for the years ended December 31, 2001 and 2000, respectively.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

AIM V.I. INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------




                                                                                YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------------
                                                                2004           2003        2002        2001        2000
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  16.04       $  12.49    $  14.91    $  20.12    $  29.29
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.15(a)        0.09(a)     0.06(a)     0.08(a)     0.18
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   3.70           3.54       (2.40)      (4.83)      (7.88)
=========================================================================================================================
    Total from investment operations                              3.85           3.63       (2.34)      (4.75)      (7.70)
=========================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.12)         (0.08)      (0.08)      (0.05)      (0.06)
-------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --             --          --       (0.41)      (1.41)
=========================================================================================================================
    Total distributions                                          (0.12)         (0.08)      (0.08)      (0.46)      (1.47)
=========================================================================================================================
Net asset value, end of period                                $  19.77       $  16.04    $  12.49    $  14.91    $  20.12
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)                                                  24.00%         29.06%     (15.67)%    (23.53)%    (26.40)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $346,605       $290,680    $247,580    $347,528    $437,336
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net asset                            1.14%(c)       1.10%       1.09%       1.05%       1.02%
=========================================================================================================================
Ratio of net investment income to average net assets              0.90%(c)       0.69%       0.41%       0.46%       0.83%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                             48%            79%         71%        109%         88%
_________________________________________________________________________________________________________________________
=========================================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.


(c) Ratios are based on average daily net assets of $302,306,029.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

AIM V.I. MID CAP CORE EQUITY FUND
--------------------------------------------------------------------------------




                                                                                                    SEPTEMBER 10, 2001
                                                                                                     (DATE OPERATIONS
                                                                   YEAR ENDED DECEMBER 31,            COMMENCED) TO
                                                              ----------------------------------       DECEMBER 31,
                                                                2004           2003       2002             2001
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  12.06       $   9.53    $ 10.72          $10.00
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    0.03(a)        0.00(a)   (0.02)(a)         0.00
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   1.63           2.60      (1.17)           0.74
======================================================================================================================
    Total from investment operations                              1.66           2.60      (1.19)           0.74
======================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.02)            --         --           (0.02)
----------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.59)         (0.07)        --              --
======================================================================================================================
Net asset value, end of period                                $  13.11       $  12.06    $  9.53          $10.72
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(b)                                                  13.82%         27.31%    (11.10)%          7.37%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $496,606       $293,162    $68,271          $9,500
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets                           1.04%(c)       1.07%      1.30%           1.27%(d)(e)
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets       0.25%(c)       0.01%     (0.22)%         (0.08)%(d)
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate(f)                                          55%            37%        36%             20%
______________________________________________________________________________________________________________________
======================================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.


(c) Ratios are based on average daily net assets of $387,105,179.


(d) Annualized.


(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 5.16%.


(f) Not annualized for periods less than one year.


AIM V.I. MONEY MARKET FUND
--------------------------------------------------------------------------------




                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                               2004          2003        2002        2001       2000
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  1.00       $  1.00    $   1.00    $   1.00    $  1.00
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.01          0.01        0.01        0.04       0.06
======================================================================================================================
Less distributions from net investment income                   (0.01)        (0.01)      (0.01)      (0.04)     (0.06)
======================================================================================================================
Net asset value, end of period                                $  1.00       $  1.00    $   1.00    $   1.00    $  1.00
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(a)                                                  0.69%         0.58%       1.19%       3.61%      5.83%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $54,008       $77,505    $119,536    $128,277    $73,864
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets                          0.75%(b)      0.66%       0.67%       0.64%      0.71%
======================================================================================================================
Ratio of net investment income to average net assets             0.67%(b)      0.59%       1.18%       3.36%      5.66%
______________________________________________________________________________________________________________________
======================================================================================================================



(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.


(b) Ratios are based on average daily net assets of $66,159,841.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

AIM V.I. PREMIER EQUITY FUND
--------------------------------------------------------------------------------




                                                                               YEAR ENDED DECEMBER 31,
                                                       ------------------------------------------------------------------------
                                                          2004                2003          2002          2001          2000
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $    20.23          $    16.22    $    23.35    $    27.30    $    33.50
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.17(a)             0.09(b)       0.05(b)       0.06(b)       0.04(b)
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                              1.00                3.98         (7.11)        (3.50)        (4.94)
===============================================================================================================================
    Total from investment operations                         1.17                4.07         (7.06)        (3.44)        (4.90)
===============================================================================================================================
Less distributions:
  Dividends from net investment income                      (0.10)              (0.06)        (0.07)        (0.03)        (0.04)
-------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        --                  --            --         (0.48)        (1.26)
===============================================================================================================================
    Total distributions                                     (0.10)              (0.06)        (0.07)        (0.51)        (1.30)
===============================================================================================================================
Net asset value, end of period                         $    21.30          $    20.23    $    16.22    $    23.35    $    27.30
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(c)                                              5.77%              25.08%       (30.26)%      (12.53)%      (14.68)%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $1,681,292          $1,748,961    $1,519,525    $2,558,120    $2,746,161
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets                      0.90%(d)(e)         0.85%         0.85%         0.85%         0.84%
===============================================================================================================================
Ratio of net investment income to average net assets         0.78%(a)(d)         0.48%         0.24%         0.24%         0.12%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate                                        92%                 50%           46%           40%           62%
_______________________________________________________________________________________________________________________________
===============================================================================================================================



(a) Net investment income per share and the ratio of Net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income per share and the ratio of Net investment to average net assets excluding the special dividend are $0.14 and 0.62%, respectively.


(b) Calculated using average shares outstanding.


(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.


(d) Ratios are based on average daily net assets of $1,655,856,363.


(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 0.91%.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the funds and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about each fund's investments. The funds' annual report also discusses the market conditions and investment strategies that significantly affected each fund's performance during its last fiscal year. Beginning with the fiscal periods ending after July 9, 2004, the funds also file their complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you wish to obtain free copies of the funds' current SAI or annual or semiannual reports, please contact the insurance company that issued your variable product, or you may contact us at

BY MAIL:               A I M Distributors, Inc.
                       11 Greenway Plaza, Suite 100
                       Houston, TX 77046-1173

BY TELEPHONE:          (800) 410-4246
Because you cannot purchase shares of the funds
directly, these documents have not been made
available on our website.
The funds' most recent portfolio holdings, as filed
on Form N-Q, have also been made available to
insurance companies issuing variable products that
invest in the funds.

You can also review and obtain copies of the funds' SAI, financial reports, the funds' Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Room, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------------
   AIM Variable Insurance Funds Series I
   SEC 1940 Act file number: 811-7452
----------------------------------------

AIMinvestments.com     VI-PRO-1
                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                 --Registered Trademark--          --Registered Trademark--

                                                    AIM VARIABLE INSURANCE FUNDS
                                                                     PROSPECTUS
                                                                 APRIL 29, 2005

Series II shares

                     AIM V.I. Aggressive Growth Fund         AIM V.I. Diversified Income Fund
                     AIM V.I. Balanced Fund*                 AIM V.I. Government Securities Fund
                     AIM V.I. Basic Value Fund               AIM V.I. Growth Fund
                     AIM V.I. Blue Chip Fund                 AIM V.I. High Yield Fund
                     AIM V.I. Capital Appreciation Fund      AIM V.I. International Growth Fund
                     AIM V.I. Capital Development Fund       AIM V.I. Mid Cap Core Equity Fund
                     AIM V.I. Core Equity Fund               AIM V.I. Money Market Fund
                     AIM V.I. Dent Demographic Trends Fund   AIM V.I. Premier Equity Fund

Shares of the funds are currently offered only to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. The investment objective(s) of each fund are described under the heading "Investment Objectives and Strategies."

* The Board of Trustees of AIM Variable Insurance Funds, on behalf of AIM V.I. Balanced Fund has approved changing the fund's name to "AIM V.I. Basic Balanced Fund", effective July 1, 2005.

-------------------------------------------------------------------------------

This prospectus contains important information about the Series II class shares ("Series II shares") of each fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

There can be no assurance that the AIM V.I. Money Market Fund will be able to maintain a stable net asset value of $1.00 per share.

Investments in the funds:
- are not FDIC insured;
- may lose value; and
- are not guaranteed by a bank.

                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                 --Registered Trademark--          --Registered Trademark--

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES AND STRATEGIES                 1
------------------------------------------------------
PRINCIPAL RISKS OF INVESTING IN THE FUNDS            6
------------------------------------------------------
DISCLOSURE OF PORTFOLIO HOLDINGS                     9
------------------------------------------------------
PERFORMANCE INFORMATION                             10
------------------------------------------------------
Annual Total Returns                                10
Performance Tables                                  19
FEE TABLE AND EXPENSE EXAMPLE                       28
------------------------------------------------------
Fees and Expenses of the Funds                      28
Expense Example                                     29
FUND MANAGEMENT                                     30
------------------------------------------------------
The Advisors                                        30
Advisor Compensation                                31
Portfolio Managers                                  32
OTHER INFORMATION                                   36
------------------------------------------------------
Purchase and Redemption of Shares                   36
Trade Activity Monitoring                           36
Fair Value Pricing                                  36
Risks                                               37
Pricing of Shares                                   37
Taxes                                               38
Dividends and Distributions                         38
Share Classes                                       38
Distribution Plan                                   38
Future Fund Closures                                39
FINANCIAL HIGHLIGHTS                                40
------------------------------------------------------
OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------

The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

    Shares of the funds are used as investment vehicles for variable annuity contracts and variable life insurance policies (variable products) issued by certain insurance companies. You cannot purchase shares of the funds directly. As an owner of a variable product (variable product owner) that offers one or more of the funds as an investment option, however, you may allocate your variable product values to a separate account of the insurance company that invests in shares of the corresponding fund.

    Your variable product is offered through its own prospectus, which contains information about your variable product, including how to purchase the variable product and how to allocate variable product values to one or more of the funds.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

INVESTMENT OBJECTIVES AND STRATEGIES
--------------------------------------------------------------------------------

The investment objective(s) and policies of each fund may be changed by the Board of Trustees (the Board) without shareholder approval. Any percentage limitations with respect to assets of a fund are applied at the time of purchase.

AIM V.I. AGGRESSIVE GROWTH FUND

The fund's investment objective is to achieve long-term growth of capital.

    The fund seeks to meet its objective by investing primarily in common stocks of small- and medium-sized growth companies. The portfolio managers focus on companies they believe are likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth. The portfolio managers consider whether to sell a particular security when any of these factors materially changes. The fund may also invest up to 25% of its total assets in foreign securities.


    The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs and brokerage commissions, both of which can lower the actual return on your investment.



AIM V.I. BALANCED FUND (EFFECTIVE
JULY 1, 2005, AIM V.I. BASIC BALANCED FUND)


The fund's investment objective is to achieve as high a total return as possible, consistent with preservation of capital.


    The fund seeks to meet its objective by investing in a broadly diversified portfolio of common stocks, preferred stocks, convertible securities and bonds. The fund normally invests a minimum of 30% and a maximum of 70% of its total assets in equity securities and a minimum of 25% and a maximum of 70% of its total assets in non-convertible debt securities. The fund may also invest up to 25% of its total assets in convertible securities. The fund may also invest up to 25% of its total assets in foreign securities.



    In selecting the percentages of assets to be invested in equity or debt securities, the portfolio managers consider such factors as general market and economic conditions, as well as trends, yields, interest rates and changes in fiscal and monetary policies. The portfolio managers will primarily purchase equity securities for growth of capital and debt securities for income purposes. However, the portfolio managers will focus on companies whose securities have the potential for both growth of capital and income generation. The portfolio managers consider whether to sell a particular security when they believe the security no longer has that potential.



The Board of Trustees of AIM Variable Insurance Funds, on behalf of AIM V.I. Balanced Fund has approved changing the fund's Investment Objective and Strategies, effective July 1, 2005, as follows:


The fund's investment objective is long-term growth of capital and current income.


    The fund seeks to meet its objective by investing in a broadly diversified portfolio of common stocks, preferred stocks, convertible securities and bonds. The fund invests without regard to market capitalization. The fund normally invests a minimum of 30% and a maximum of 70% of its total assets in equity securities and a minimum of 25% and a maximum of 70% of its total assets in investment-grade non-convertible debt securities. The fund may also invest up to 25% of its total assets in convertible securities. The fund may also invest up to 25% of its total assets in foreign securities.


    In selecting the percentages of assets to be invested in equity or debt securities, the portfolio managers consider such factors as general market and economic conditions, as well as trends, yields, interest rates and changes in fiscal and monetary policies. In selecting equity investments, the portfolio managers seek to identify those companies whose stock prices are undervalued by investors due to temporary factors and that provide the potential for attractive returns. The portfolio managers will purchase debt securities for both capital appreciation and income, and to provide portfolio diversification. The portfolio managers consider whether to sell a particular security when they believe the security no longer has that potential.

AIM V.I. BASIC VALUE FUND

The fund's investment objective is long-term growth of capital.

    The fund seeks to meet its objective by investing, normally, at least 65% of its total assets in equity securities of U.S. issuers that have market capitalizations of greater than $500 million and that the portfolio managers believe to be undervalued in relation to long-term earning power or other factors.

    The fund may also invest up to 35% of its total assets in equity securities of U.S. issuers that have market capitalizations of less than $500 million and in investment-grade non-convertible debt securities, U.S. government securities and high-quality money market instruments, all of which are issued by U.S. issuers. The fund may also invest up to 25% of its total assets in foreign securities.

    In selecting investments, the portfolio managers seek to identify those companies whose prospects and growth potential are undervalued by investors and that provide the potential for attractive returns. The portfolio managers allocate investments among fixed-income securities based on their views as to the best values then available in the marketplace. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

AIM V.I. BLUE CHIP FUND


The fund's investment objective is long-term growth of capital.


    The fund seeks to meet its objective by investing, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of blue chip companies. In complying with this 80% investment requirement, the fund may invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The fund considers blue chip companies to be large and medium sized companies (i.e., companies with market capitalizations, at the time of purchase, no smaller than the smallest capitalized company included in the Russell 1000--Registered Trademark-- Index during the most recent 11-month period, based on month-end data, plus the most recent data during the current month) with leading market positions and which possess the following characteristics:

- Market characteristics--Companies that occupy (or in AIM's judgment have the potential to occupy) leading market positions that are expected to be maintained or enhanced over time. Strong market positions, particularly in growing industries, can give a company pricing flexibility as well as the potential for strong unit sales. These factors can, in turn, lead to higher earnings growth and greater share price appreciation. Market leaders can be identified within an industry as those companies which have (i) superior growth prospects compared with other companies in the same industry; (ii) possession of proprietary technology with the potential to bring about major changes within an industry; and/or (iii) leading sales within an industry, or the potential to become a market leader.

- Financial characteristics--Companies that possess at least one of the following attributes: (i) faster earnings growth than its competitors and the market in general; (ii) higher profit margins relative to its competitors;
  (iii) strong cash flow relative to its competitors; and/or (iv) a balance sheet with relatively low debt and a high return on equity relative to its competitors.

    The portfolio managers consider whether to sell a particular security when they believe the issuer of the security is no longer a market leader, and/or it no longer has the characteristics described above. When the portfolio managers believe securities other than marketable equity securities offer the opportunity for long-term growth and current income, the fund may invest in United States government securities and high-quality debt securities. The fund may also invest up to 25% of its total assets in foreign securities.

AIM V.I. CAPITAL APPRECIATION FUND

The fund's investment objective is growth of capital.

    The fund seeks to meet its objective by investing principally in common stocks of companies the portfolio managers believe are likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth. The portfolio managers consider whether to sell a particular security when any of these factors materially changes. The fund may also invest up to 25% of its total assets in foreign securities.

AIM V.I. CAPITAL DEVELOPMENT FUND

The fund's investment objective is long-term growth of capital.

    The fund seeks to meet its objective by investing primarily in securities, including common stocks, convertible securities and bonds, of small- and medium-sized companies. The fund may also invest up to 25% of its total assets in foreign securities.

    Among factors which the portfolio managers may consider when purchasing these securities are: (1) the growth prospects for a company's products; (2) the economic outlook for its industry; (3) a company's new product development; (4) its operating management capabilities; (5) the relationship between the price of the security and its estimated fundamental value; (6) relevant market, economic and political environments; and (7) financial characteristics, such as balance sheet analysis and return on assets. The portfolio managers consider whether to sell a particular security when any one of these factors materially changes.

AIM V.I. CORE EQUITY FUND

The fund's investment objective is growth of capital.


    The fund seeks to meet its objective by investing, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, including convertible securities, of established companies that have long-term above-average growth in earnings, and growth companies that the portfolio managers believe have the potential for above-average growth in earnings. The portfolio managers consider whether to sell a particular security when they believe the security no longer has that potential. In complying with this 80% investment requirement, the fund's investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The fund may also invest up to 25% of its total assets in foreign securities. For risk management purposes, the fund may also hold a portion of its assets in cash or shares of affiliated money market funds.


AIM V.I. DIVERSIFIED INCOME FUND

The fund's investment objective is to achieve a high level of current income.

    The fund seeks to meet its objective by investing primarily in (1) domestic and foreign corporate debt securities; (2) U.S. Government securities, including U.S. Government agency mortgage-backed securities; (3) securities issued by foreign governments, their agencies or instrumentalities; and (4) lower-quality debt securities, i.e., "junk bonds," of U.S. and foreign companies. The fund's assets will normally be invested in each of these four sectors, however the fund may invest up to 100% of its total assets in U.S. Government securities.

    The fund may invest up to 50% of its total assets in foreign securities, including securities of issuers located in developing countries. Developing countries are those countries that are in the initial stages of their industrial cycles. The fund may invest up to 25% of its total assets in government securities of any one foreign country. The fund may also invest up to 10% of its total assets in equity securities and convertible debt securities of U.S. and foreign companies. The fund may invest in debt obligations issued by certain supranational entities, such as the World Bank.

    The portfolio managers focus on securities that they believe have favorable prospects for current income, whether denominated in the

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

U.S. dollar or in other currencies. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

    The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs and brokerage commissions, both of which can lower the actual return on your investment.

AIM V.I. GOVERNMENT SECURITIES FUND

The fund's investment objective is to achieve a high level of current income consistent with reasonable concern for safety of principal.

    The fund seeks to meet its objective by investing, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt securities issued, guaranteed or otherwise backed by the U.S. Government. In complying with this 80% investment requirement, the fund's investments may include investments in synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include futures and options. The fund may invest in securities of all maturities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, including: (1) U.S. Treasury obligations, and
(2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities and supported by (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow from the U.S. Treasury, or (c) the credit of the agency or instrumentality. The fund intends to maintain a dollar-weighted average portfolio maturity of between three and ten years. The fund may invest in high-coupon U.S. Government agency mortgage-backed securities, which consist of interests in underlying mortgages with maturities of up to 30 years. The fund may also invest up to 20% of its net assets in foreign securities.


    The portfolio managers focus on securities that they believe have favorable prospects for current income, consistent with their concern for safety of principal. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.


AIM V.I. GROWTH FUND

The fund's investment objective is to seek growth of capital.

    The fund seeks to meet its objective by investing principally in seasoned and better capitalized companies considered to have strong earnings momentum. The fund may also invest up to 25% of its total assets in foreign securities.


    The portfolio managers focus on companies that have experienced above-average growth in earnings and have excellent prospects for future growth. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.


AIM V.I. HIGH YIELD FUND

The fund's investment objective is to achieve a high level of current income.

    The fund seeks to meet its objective by investing, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in non-investment grade debt securities, i.e., "junk bonds". In complying with this 80% investment requirement, the fund's investments may include investments in synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include futures and options. The fund considers a bond to be a junk bond if it is rated Ba or lower by Moody's Investors Service, Inc. or BB or lower by Standard & Poor's Ratings. The fund will invest principally in junk bonds rated B or above by Moody's Investors Services, Inc. or Standard & Poor's Ratings or deemed by the portfolio managers to be of comparable quality. The fund may also invest in preferred stock. The fund may invest up to 25% of its total assets in foreign securities.

    Although the portfolio managers focus on debt securities that they believe have favorable prospects for high current income, they also consider the possibility of growth of capital of the security. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

    The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs and brokerage commissions, both of which can lower the actual return on your investment.

AIM V.I. INTERNATIONAL GROWTH FUND

The fund's investment objective is to provide long-term growth of capital.

    The fund seeks to meet its objective by investing in a diversified portfolio of international equity securities whose issuers are considered to have strong earnings momentum. The fund focuses its investments in marketable equity securities of foreign companies that are listed on a recognized foreign or U.S. securities exchange or traded in a foreign or U.S. over-the-counter market. The fund will normally invest in companies located in at least four countries outside of the U.S., emphasizing investment in companies in the developed countries of Western Europe and the Pacific Basin. The fund may invest up to 20% of its total assets in securities of issuers located in developing countries, i.e., those that are in the initial stages of their industrial cycles. The fund may invest up to 20% of its total assets in securities exchangeable for or convertible into equity securities of foreign companies.

    The portfolio managers focus on companies that have experienced above-average, long-term growth in earnings and have strong prospects for future growth. In selecting countries in which the fund will invest, the portfolio managers also consider such factors as the prospect for relative economic growth among countries or regions, economic or political conditions, currency exchange fluctuations, tax considerations and the liquidity of a particular security. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

AIM V.I. MID CAP CORE EQUITY FUND

The fund's investment objective is long-term growth of capital.

    The fund seeks to meet its objective by investing, normally, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in equity securities, including convertible secu-

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------


rities, of mid-capitalization companies. In complying with this 80% investment requirement, the fund's investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The fund considers a company to be a mid-capitalization company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell Midcap--Registered Trademark-- Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell Midcap--Registered Trademark-- Index measures the performance of the 800 companies with the lowest market capitalization in the Russell 1000--Registered Trademark-- Index. The Russell 1000--Registered Trademark-- Index is a widely recognized, unmanaged index of common stocks of the 1000 largest companies in the Russel 3000--Registered Trademark-- Index, which measures the performance of the 3000 largest U.S. companies based on total market capitalization. The companies in the Russell Midcap--Registered Trademark-- Index are considered representative of medium-sized companies.


    The fund may invest up to 20% of its net assets in equity securities of companies in other market capitalization ranges or in investment-grade debt securities. The fund may also invest up to 25% of its total assets in foreign securities. For risk management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds.

    In selecting investments, the portfolio managers seek to identify those companies that are, in their view, undervalued relative to current or projected earnings, or the current market value of assets owned by the company. The primary emphasis of the portfolio managers' search for undervalued equity securities is in four categories: (1) out-of-favor cyclical growth companies;
(2) established growth companies that are undervalued compared to historical relative valuation parameters; (3) companies where there is early but tangible evidence of improving prospects which are not yet reflected in the value of the companies' equity securities; and (4) companies whose equity securities are selling at prices that do not yet reflect the current market value of their assets. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

AIM V.I. MONEY MARKET FUND

The fund's investment objective is to provide as high a level of current income as is consistent with the preservation of capital and liquidity.

    The fund seeks to meet its objective by investing only in high-quality U.S. dollar-denominated short-term obligations, including:

- securities issued by the U.S. Government or its agencies

- foreign government obligations

- bankers' acceptances, certificates of deposit, and time deposits from U.S. or foreign banks

- repurchase agreements

- commercial paper

- taxable municipal securities

- master notes

- cash equivalents

    The fund may invest up to 50% of its total assets in U.S. dollar-denominated securities of foreign issuers. The fund may invest up to 100% of its total assets in obligations issued by banks.

    The portfolio managers focus on securities that they believe have favorable prospects for current income, consistent with their concerns for preservation of capital and liquidity. The portfolio managers usually hold portfolio securities to maturity, but may sell a particular security when they deem it advisable, such as when any of the factors above materially changes.

    In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash or shares of affiliated money market funds. As a result, the fund may not achieve its investment objective.

AIM V.I. PREMIER EQUITY FUND

The fund's investment objective is to achieve long-term growth of capital. Income is a secondary objective.

    The fund seeks to meet its objectives by investing, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, including convertible securities. In managing the fund, the advisor diversifies the investment portfolio among the core, growth and value equity investment disciplines to construct a single, core investment portfolio. A separate portfolio management team will independently manage the assets represented by each investment discipline. Normally, a greater percentage of the fund's assets will be invested using the core investment discipline than using either the growth or value investment disciplines. However, the allocation will vary according to the performance of each investment discipline, as well as periodic rebalancing by the advisor to maintain a core investment portfolio during various market cycles.

    In complying with the 80% investment requirement, the fund's investment may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, option, exchange-traded funds and American Depositary Receipts. The core discipline portfolio managers focus on equity securities of
(1) out-of-favor cyclical growth companies, (2) established growth companies that are undervalued compared to historical relative valuation parameters, (3) companies where there is early but tangible evidence of improving prospects that are not yet reflected in the price of the company's equity securities, and (4) companies whose equity securities are selling at prices that do not reflect the current market value of their assets and where there is reason to expect realization of this potential in the form of increased equity values (the "core categories"). The growth discipline portfolio managers focus on equity securities of (1) companies with the potential to consistently generate above average growth in sales and earnings, (2) established large-cap companies with strong business franchises, and (3) companies

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

experiencing significant positive change leading to accelerating revenue or earnings growth -- usually above market expectations. The value discipline portfolio managers focus on equity securities of companies that are selling at a substantial discount to calculated intrinsic value.

    The fund may invest in preferred stocks and debt instruments that have prospects for growth of capital. The fund may also invest up to 25% of its total assets in foreign securities.

    The core discipline portfolio managers consider whether to reduce or eliminate a particular security when they believe the company no longer fits into one or more of the core categories. A growth stock may be reduced or eliminated when it no longer meets investment criteria, based on negative earnings revisions or deterioration in the fundamental business prospects, or to capitalize on a more attractive investment opportunity. A value stock may be reduced or eliminated in order to capitalize on a more attractive investment opportunity, when its market value exceeds the portfolio manager's estimate of its intrinsic value or when permanent, fundamental deterioration results in a reduction in intrinsic value with inadequate upside potential or unexpected deterioration in financial strength.

ALL FUNDS (EXCEPT AIM V.I. MONEY MARKET FUND)

In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, each fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, a fund may not achieve its investments objective(s). For cash management purposes, each fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds.

    A larger position in cash or cash equivalents could detract from the achievement of the funds' objective(s), but could also reduce the funds' exposure in the event of a market downturn.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

PRINCIPAL RISKS OF INVESTING IN THE FUNDS
--------------------------------------------------------------------------------

AIM V.I. AGGRESSIVE GROWTH FUND

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. This is especially true with respect to common stocks of smaller companies, whose prices may go up and down more than common stocks of larger, more-established companies. Also, since common stocks of smaller companies may not be traded as often as common stocks of larger, more-established companies, it may be difficult or impossible for the fund to sell securities at a desirable price.


AIM V.I. BALANCED FUND (EFFECTIVE JULY 1, 2005, AIM V.I. BASIC BALANCED FUND)


There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from the fund may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Interest rate increases may cause the price of a debt security to decrease; the longer a debt security's duration, the more sensitive it is to this risk. The issuer of a security may default or otherwise be unable to honor a financial obligation.

    The values of convertible securities in which the fund invests may also be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest or dividends, their values may fall if interest rates rise. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.

AIM V.I. BASIC VALUE FUND

There is a risk you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the values of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. This is especially true with respect to common stocks of smaller companies, whose prices may go up and down more than common stocks of larger, more-established companies. Also, since common stocks of smaller companies may not be traded as often as common stocks of larger, more-established companies, it may be difficult or impossible for the fund to sell securities at a desirable price.

AIM V.I. BLUE CHIP FUND

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer of the stock, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

AIM V.I. CAPITAL APPRECIATION FUND

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. This is especially true with respect to common stocks of smaller companies, whose prices may go up and down more than common stocks of larger, more-established companies. Also, since common stocks of smaller companies may not be traded as often as common stocks of larger, more-established companies, it may be difficult or impossible for the fund to sell securities at a desirable price.

AIM V.I. CAPITAL DEVELOPMENT FUND

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. This is especially true with respect to common stocks of smaller companies, whose prices may go up and down more than common stocks of larger, more-established companies. Also, since common stocks of smaller companies may not be traded as often as common stocks of larger, more-established companies, it may be difficult or impossible for the fund to sell securities in the fund at a desirable price.

AIM V.I. CORE EQUITY FUND

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer,

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. The values of the convertible securities in which the fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.


AIM V.I. DIVERSIFIED INCOME FUND


There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. Interest rate increases may cause the price of a debt security to decrease. The longer a debt security's duration, the more sensitive it is to this risk. Junk bonds are less sensitive to this risk than are higher-quality bonds. Some of the securities purchased by the fund are not guaranteed by the U.S. Government. The agency or instrumentality issuing such security may default or otherwise be unable to honor a financial obligation.

    Compared to higher-quality debt securities, junk bonds involve greater risk of default or price changes due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors' claims. The value of junk bonds often fluctuates in response to company, political or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. During those times the bonds could be difficult to value or sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market risk.

    U.S. Government agency mortgage-backed securities provide a higher coupon at the time of purchase than current prevailing market interest rates. The fund may purchase such securities at a premium, which means that a faster principal prepayment rate than expected will reduce both the market value of and income from such securities.


    The prices of equity securities fluctuate in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.


AIM V.I. GOVERNMENT SECURITIES FUND

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. Interest rate increases can cause the price of a debt security to decrease. The longer a debt security's duration, the more sensitive it is to this risk. The prices of high-coupon U.S. Government agency mortgage-backed securities fall more slowly when interest rates rise than do prices of other fixed-rate securities. Some of the securities purchased by the fund are not guaranteed by the U.S. Government. The agency or instrumentality issuing such security may default or otherwise be unable to honor a financial obligation.

    High-coupon U.S. Government agency mortgage-backed securities provide a higher coupon at the time of purchase than current prevailing market interest rates. The fund may purchase such securities at a premium. If the securities experience a faster principal prepayment rate than expected, both the market value of, and income from, such securities will decrease.

AIM V.I. GROWTH FUND

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

AIM V.I. HIGH YIELD FUND

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. Interest rate increases can cause the price of a debt security to decrease. Junk bonds are less sensitive to this risk than are higher-quality bonds.

    Compared to higher-quality debt securities, junk bonds involve greater risk of default or price changes due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors' claims. The value of junk bonds often fluctuates in response to company, political or economic growth developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. During those times, the bonds could be difficult to value or to sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market risk.

AIM V.I. INTERNATIONAL GROWTH FUND

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors,

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

AIM V.I. MID CAP CORE EQUITY FUND

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity.

AIM V.I. MONEY MARKET FUND

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Additionally, the fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

    The following factors could reduce the fund's income and/or share price:

- interest rates could rise sharply, causing the value of the fund's securities, and share price, to drop

- any of the fund's holdings could have its credit rating downgraded or could default

- the risks generally associated with concentrating investments in the banking industry, such as interest rate risk, credit risk and regulatory developments relating to the banking and financial services industries

- the risks generally associated with U.S. dollar-denominated foreign investments, including political and economic upheaval, seizure or nationalization of deposits, imposition of taxes or other restrictions on the payment of principal and interest.

AIM V.I. PREMIER EQUITY FUND

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

    The fund's investments in different, independently-managed investment disciplines create allocation risk, which is the risk that the allocation of investments among core, growth and value companies may have a more significant effect on the fund's net asset value when one of these disciplines is performing more poorly than the other(s). Additionally, the active rebalancing of the fund among these investment disciplines may result in increased transaction costs. The independent management of the three discipline sections may also result in adverse tax consequences if the portfolio managers responsible for the fund's three investment disciplines effect transactions in the same security on or about the same time.


    The principal risk of investments in synthetic instruments is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Some synthetic instruments are more sensitive to interest rate changes and market price fluctuations than others. Also, synthetic instruments are subject to counter party risk which is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the fund.


ALL FUNDS (EXCEPT AIM V.I. MONEY MARKET FUND)

The prices of foreign securities may be further affected by other factors, including:

- Currency exchange rates--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

- Political and economic conditions--The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

- Regulations--Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

- Markets--The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

    These factors may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with mature economies. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devaluated their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.

    To the extent a fund holds cash or cash equivalents for risk management, the fund may not achieve its investment objective(s).

ALL FUNDS

If the seller of a repurchase agreement in which the fund invests defaults on its obligation or declares bankruptcy, the fund may experience delays in selling the securities underlying the repurchase agreement. As a result, the fund may incur losses arising from decline in the value of those securities, reduced levels of income and expenses of enforcing its rights.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS


                 ----------------------------
    An investment in a fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio holdings is available in the funds' Statement of Additional Information.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar charts and tables shown below provide an indication of the risks of investing in each fund. A fund's past performance is not necessarily an indication of its future performance. All performance shown assumes the reinvestment of dividends and capital gains. The bar charts shown below do not reflect charges assessed in connection with your variable product; if they did, the performance shown would be lower.

    Performance shown for periods prior to the inception date of the Series II shares are since the inception date of the Series I shares, adjusted to reflect the impact that the Rule 12b-1 plan of Series II shares would have had if the Series II shares had then existed. Series I shares are not offered by this prospectus. The Series I and Series II shares invest in the same portfolio of securities and will have substantially similar performance, except to the extent that the expenses borne by each share class differ. Series II shares have higher expenses (and therefore lower performance) resulting from its Rule 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of each fund).

ANNUAL TOTAL RETURNS

AIM V.I. AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's shares from year to year.


                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1999*..................................................................   44.31%
2000*..................................................................    2.34%
2001*..................................................................  -26.25%
2002*..................................................................  -22.80%
2003...................................................................   26.35%
2004...................................................................   11.47%


* The returns shown for these periods are the blended returns of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date of the fund's Series II shares is March 26, 2002.


    During the periods shown in the bar chart, the highest quarterly return was 29.47% (quarter ended December 31, 1999) and the lowest quarterly return was -24.59% (quarter ended September 30, 2001).

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------


AIM V.I. BALANCED FUND (EFFECTIVE JULY 1, 2005, AIM V.I. BASIC BALANCED FUND)

--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's shares from year to year.


                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1999*..................................................................   19.01%
2000*..................................................................   -4.44%
2001*..................................................................  -11.65%
2002*..................................................................  -17.30%
2003...................................................................   16.15%
2004...................................................................    7.24%


* The returns shown for these periods are the blended returns of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date of the fund's Series II shares is January 24, 2002.


    During the periods shown in the bar chart, the highest quarterly return was 15.60% (quarter ended December 31, 1999) and the lowest quarterly return was -12.03% (quarter ended September 30, 2001).


AIM V.I. BASIC VALUE FUND
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's shares from year to year.


                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURN
-----------                                                              -------
2002...................................................................  -22.34%
2003...................................................................   33.29%
2004...................................................................   10.84%




    During the periods shown in the bar chart, the highest quarterly return was 20.48% (quarter ended June 30, 2003) and the lowest quarterly return was -20.09% (quarter ended September 30, 2002).

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

AIM V.I. BLUE CHIP FUND
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's shares from year to year.


                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
2000*..................................................................   -8.41%
2001*..................................................................  -22.73%
2002*..................................................................  -26.34%
2003...................................................................   24.81%
2004...................................................................    4.28%


* The returns shown for these periods are the blended returns of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date of the fund's Series II shares is March 13, 2002.


    During the period shown in the bar chart, the highest quarterly return was 12.62% (quarter ended June 30, 2003) and the lowest quarterly return was -19.88% (quarter ended March 31, 2001).


AIM V.I. CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's shares from year to year.


                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1995*..................................................................   35.35%
1996*..................................................................   17.29%
1997*..................................................................   13.22%
1998*..................................................................   19.01%
1999*..................................................................   44.26%
2000*..................................................................  -11.13%
2001*..................................................................  -23.47%
2002...................................................................  -24.52%
2003...................................................................   29.18%
2004...................................................................    6.33%


* The returns shown for these periods are the blended returns of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date of the fund's Series II shares is August 21, 2001.


    During the periods shown in the bar chart, the highest quarterly return was 35.69% (quarter ended December 31, 1999) and the lowest quarterly return was -23.11% (quarter ended September 30, 2001).

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

AIM V.I. CAPITAL DEVELOPMENT FUND
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's shares from year to year.


                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1999*..................................................................   28.78%
2000*..................................................................    8.98%
2001*..................................................................   -8.23%
2002...................................................................  -21.61%
2003...................................................................   35.04%
2004...................................................................   15.27%


* The returns shown for these periods are the blended returns of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date of the fund's Series II shares is August 21, 2001.


    During the periods shown in the bar chart, the highest quarterly return was 29.58% (quarter ended December 31, 1999) and the lowest quarterly return was -21.25% (quarter ended September 30, 2002).


AIM V.I. CORE EQUITY FUND
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's shares from year to year.


                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1995*..................................................................   33.53%
1996*..................................................................   19.65%
1997*..................................................................   25.41%
1998*..................................................................   27.36%
1999*..................................................................   33.91%
2000*..................................................................  -14.77%
2001*..................................................................  -23.03%
2002...................................................................  -15.79%
2003...................................................................   24.15%
2004...................................................................    8.67%


* The returns shown for these periods are the blended returns of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date of the fund's Series II shares is October 24, 2001.


    During the periods shown in the bar chart, the highest quarterly return was 26.40% (quarter ended December 31, 1998) and the lowest quarterly return was -21.59% (quarter ended September 30, 2001). Effective September 30, 2002 the AIM V.I. Core Equity Fund changed its investment objective. Performance shown for the fund reflects the investment objective of the fund in effect during the periods shown.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------


AIM V.I. DIVERSIFIED INCOME FUND

--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's shares from year to year.


                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1995*..................................................................   18.72%
1996*..................................................................    9.92%
1997*..................................................................    9.12%
1998*..................................................................    3.32%
1999*..................................................................   -2.16%
2000*..................................................................    0.44%
2001*..................................................................    3.33%
2002*..................................................................    2.03%
2003...................................................................    9.02%
2004...................................................................    4.69%


* The returns shown for these periods are the blended returns of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date of the fund's Series II shares is March 14, 2002.


    During the periods shown in the bar chart, the highest quarterly return was 5.48% (quarter ended June 30, 1995) and the lowest quarterly return was -2.55% (quarter ended June 30, 2004).


AIM V.I. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's shares from year to year.


                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1995*..................................................................   15.28%
1996*..................................................................    2.03%
1997*..................................................................    7.89%
1998*..................................................................    7.46%
1999*..................................................................   -1.56%
2000*..................................................................    9.85%
2001*..................................................................    6.13%
2002...................................................................    9.25%
2003...................................................................    0.93%
2004...................................................................    2.27%


* The returns shown for these periods are the blended returns of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date of the fund's Series II shares is September 19, 2001.


    During the periods shown in the bar chart, the highest quarterly return was 5.41% (quarter ended June 30, 1995) and the lowest quarterly return was -2.03% (quarter ended March 31, 1996).

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

AIM V.I. GROWTH FUND
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's shares from year to year.


                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1995*..................................................................   34.43%
1996*..................................................................   17.79%
1997*..................................................................   26.55%
1998*..................................................................   33.79%
1999*..................................................................   34.91%
2000*..................................................................  -20.69%
2001*..................................................................  -34.05%
2002...................................................................  -31.11%
2003...................................................................   30.88%
2004...................................................................    8.00%


* The returns shown for these periods are the blended returns of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date of the fund's Series II shares is September 19, 2001.


    During the periods shown in the bar chart, the highest quarterly return was 27.73% (quarter ended December 31, 1998) and the lowest quarterly return was -27.48% (quarter ended March 31, 2001).


AIM V.I. HIGH YIELD FUND
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's shares from year to year.


                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1999*..................................................................   10.25%
2000*..................................................................  -19.21%
2001*..................................................................   -5.23%
2002*..................................................................   -6.08%
2003...................................................................   27.89%
2004...................................................................   11.14%


* The returns shown for these periods are the blended returns of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date of the fund's Series II shares is March 26, 2002.


    During the periods shown in the bar chart, the highest quarterly return was 9.66% (quarter ended June 30, 2003) and the lowest quarterly return was -14.11% (quarter ended December 31, 2000).

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

AIM V.I. INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's shares from year to year.


                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1995*..................................................................   16.95%
1996*..................................................................   19.76%
1997*..................................................................    6.67%
1998*..................................................................   15.20%
1999*..................................................................   54.67%
2000*..................................................................  -26.59%
2001*..................................................................  -23.72%
2002...................................................................  -15.89%
2003...................................................................   28.60%
2004...................................................................   23.70%


* The returns shown for these periods are the blended returns of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date of the fund's Series II shares is September 19, 2001.


    During the periods shown in the bar chart, the highest quarterly return was 41.80% (quarter ended December 31, 1999) and the lowest quarterly return was -19.89% (quarter ended September 30, 2002).


AIM V.I. MID CAP CORE EQUITY FUND
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's shares from year to year.


                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURN
-----------                                                              -------
2002...................................................................  -11.20%
2003...................................................................   27.05%
2004...................................................................   13.57%




    During the periods shown in the bar chart, the highest quarterly return was 16.39% (quarter ended June 30, 2003) and the lowest quarterly return was -14.48% (quarter ended September 30, 2002).

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

AIM V.I. MONEY MARKET FUND
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's shares from year to year.


                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1995*..................................................................    5.44%
1996*..................................................................    4.69%
1997*..................................................................    4.87%
1998*..................................................................    4.80%
1999*..................................................................    4.40%
2000*..................................................................    5.57%
2001*..................................................................    3.36%
2002...................................................................    0.93%
2003...................................................................    0.33%
2004...................................................................    0.44%


* The returns shown for these periods are the blended returns of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date of the fund's Series II shares is December 16, 2001.


    During the periods shown in the bar chart, the highest quarterly return was 1.43% (quarter ended December 31, 2000) and the lowest quarterly return was 0.03% (quarter ended June 30, 2004).


AIM V.I. PREMIER EQUITY FUND
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's shares from year to year.


                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1995*..................................................................   35.91%
1996*..................................................................   14.74%
1997*..................................................................   23.38%
1998*..................................................................   32.08%
1999*..................................................................   29.57%
2000*..................................................................  -14.86%
2001*..................................................................  -12.76%
2002...................................................................  -30.44%
2003...................................................................   24.83%
2004...................................................................    5.49%


* The returns shown for these periods are the blended returns of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date of the fund's Series II shares is September 19, 2001.


    During the periods shown in the bar chart, the highest quarterly return was 26.96% (quarter ended December 31, 1998) and the lowest quarterly return was -18.46% (quarter ended June 30, 2002).

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

PERFORMANCE TABLES
--------------------------------------------------------------------------------

The following performance tables compare the funds' Series II share's performance to those of unmanaged broad-based securities market indices, style-specific indices and peer-group indices. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below. A fund's past performance is not necessarily an indication of its future performance. The performance tables shown below do not reflect charges assessed in connection with your variable product; if they did, the performance shown would be lower. The AIM V.I. Money Market Fund's Series II share's performance table reflects the fund's performance over the periods indicated.

AIM V.I. AGGRESSIVE GROWTH FUND


AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------------------
                                                                              SERIES I
                                                                               SHARES
(for the periods ended                                         SINCE         INCEPTION
December 31, 2004)                        1 YEAR   5 YEARS   INCEPTION          DATE
------------------------------------------------------------------------------------------
AIM V.I. Aggressive Growth Fund           11.47%   (3.88)%       2.40%         05/01/98(1)
Standard & Poor's 500 Index(2,3)          10.87%   (2.30)%    2.82%(4)         04/30/98(4)
Russell Midcap--Registered Trademark--
  Growth Index(3,5)                       15.48%   (3.36)%    4.31%(4)         04/30/98(4)
Lipper Mid-Cap Growth Fund Index(3,6)     14.03%   (6.07)%    3.70%(4)         04/30/98(4)
------------------------------------------------------------------------------------------


(1) The returns shown for these periods are the blended returns of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date shown in the table is that of the fund's Series I shares. The inception date of the fund's Series II shares is March 26, 2002.
(2) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance.

 The fund has also included the Russell Midcap--Registered Trademark-- Growth
    Index as its style-specific index because the fund believes the Russell Midcap--Registered Trademark-- Growth Index more closely reflects the performance of the types of securities in which the fund invests. In addition, the Lipper Mid-Cap Growth Fund Index (which may or may not include the fund) is included for comparison to a peer group.


(3) The indices may not reflect payment of fees, expenses or taxes.


(4) The average annual total return given is since the month end closest to the inception date of the fund's Series I shares.


(5) The Russell MidCap--Registered Trademark-- Growth Index measures the performance of those securities in the Russell Midcap--Registered Trademark-- Index with a higher than average growth forecast.


(6) The Lipper Mid-Cap Growth Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Mid-Cap Growth category. These funds, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-Cap Growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three year sales-per-share growth value, compared to the S&P MidCap 400 Index.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------


AIM V.I. BALANCED FUND (EFFECTIVE JULY 1, 2005, AIM V.I. BASIC BALANCED FUND)



AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------------------
                                                                              SERIES I
                                                                               SHARES
(for the periods ended                                         SINCE         INCEPTION
December 31, 2004)                        1 YEAR   5 YEARS   INCEPTION          DATE
------------------------------------------------------------------------------------------
AIM V.I. Balanced Fund                     7.24%   (2.75)%       2.36%         05/01/98(1)
Standard & Poor's 500 Index(2,3)          10.87%   (2.30)%    2.82%(4)         04/30/98(4)
Custom Balanced Index(3,5)                11.54%    6.59%     6.30%(4)         04/30/98(4)
Lipper Balanced Fund Index(3,6)            8.99%    2.95%     4.43%(4)         04/30/98(4)
------------------------------------------------------------------------------------------


(1) The returns shown for these periods are the blended returns of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date shown in the table is that of the fund's Series I shares. The inception date of the fund's Series II shares is January 24, 2002.
(2) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance.

 The fund has also included the Custom Balanced Index as its style-specific index because the fund believes the Custom Balanced Index more closely reflects the performance of the types of securities in which the fund invests. In addition, the Lipper Balanced Fund Index (which may or may not include the fund) is included for comparison to a peer group.


(3) The indices may not reflect payment of fees, expenses or taxes.


(4) The average annual total return given is since the inception month end closest to the inception date of the fund's Series I shares.


(5) The Custom Balanced Index is an index created by A I M Advisors, Inc. to benchmark the fund. The index consists of 60% Russell 1000--Registered Trademark-- Value Index and 40% Lehman Brothers U.S. Aggregate Bond Index. The Russell 1000--Registered Trademark-- Value Index is a widely recognized index of common stocks that measures performance of those Russell 1000--Registered Trademark-- Index companies with lower price-to-book ratios and lower forecasted growth values. The Lehman Brothers U.S. Aggregate Bond Index is an index generally considered representative of treasury issues, agency issues, corporate bond issues and mortgage-backed securities.


(6) The Lipper Balanced Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Balanced Fund category. These funds have a primary objective of conserving principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.


AIM V.I. BASIC VALUE FUND


AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                                   SERIES II
                                                                     SHARES
(for the periods ended                               SINCE         INCEPTION
December 31, 2004)                        1 YEAR   INCEPTION          DATE
--------------------------------------------------------------------------------
AIM V.I. Basic Value Fund                 10.84%       5.05%         09/10/01
Standard & Poor's 500 Index(1,2)          10.87%    3.76%(3)         08/31/01(3)
Russell 1000--Registered Trademark--
  Value Index(2,4)                        16.49%    7.62%(3)         08/31/01(3)
Lipper Large-Cap Value Fund Index(2,5)    12.00%    4.40%(3)         08/31/01(3)
--------------------------------------------------------------------------------


(1) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance. The fund has also included the Russell 1000--Registered Trademark-- Value Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Large-Cap Value Fund Index (which may or may not include the fund) is included for comparison to a peer-group.

(2) The indices may not reflect payment of fees, expenses or taxes.

(3) The average annual total return given is since the month end closest to the inception date of the fund's Series II shares.
(4) The Russell 1000--Registered Trademark-- Value Index measures the performance of those Russell 1000--Registered Trademark-- Index companies with lower price-to-book ratios and lower forecasted growth values.

(5) The Lipper Large-Cap Value Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Large-Cap Value category. These funds, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-Cap Value funds typically have a below average price-to-earnings ratio, price-to-book ratio, and three year sales-per-share growth value, compared to the S&P 500 index.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

AIM V.I. BLUE CHIP FUND


AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------------------
                                                                              SERIES I
                                                                               SHARES
(for the periods ended                                         SINCE         INCEPTION
December 31, 2004)                        1 YEAR   5 YEARS   INCEPTION          DATE
------------------------------------------------------------------------------------------
AIM V.I. Blue Chip Fund                    4.28%   (7.47)%      (7.46)%      12/29/99(1)
Standard & Poor's 500 Index(2,3)          10.87%   (2.30)%   (2.30)%(4)      12/31/99(4)
Russell 1000--Registered Trademark--
  Growth Index(3,5)                        6.30%   (9.29)%   (9.29)%(4)      12/31/99(4)
Lipper Large-Cap Core Fund Index(3,6)      8.29%   (2.98)%   (2.98)%(4)      12/31/99(4)
Lipper Large-Cap Growth Fund Index(3,7)    7.45%   (9.72)%   (9.72)%(4)      12/31/99(4)
------------------------------------------------------------------------------------------


(1) The returns shown for these periods are the blended returns of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date shown in the table is that of the fund's Series I shares. The inception date of the fund's Series II shares is March 13, 2002.

(2) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance. The fund has also included the Russell 1000--Registered Trademark-- Growth Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Large-Cap Growth Fund Index (which may or may not include the fund) is included for comparison to a peer-group. The fund has elected to use the Lipper Large-Cap Growth Fund Index in comparison to a peer group rather than the Lipper Large-Cap Core Fund Index because fund management believes that this index more correctly reflects its investment strategy and the fund's investment objectives.


(3) The indices may not reflect payment of fees, expenses or taxes.

(4) The average annual total return given is since the month end closest to the inception date of the fund's Series I shares.

(5) The Russell 1000--Registered Trademark-- Growth Index measures the performance of those Russell 1000--Registered Trademark-- Index companies with higher price-to-book ratios and higher forecasted growth values.


(6) The Lipper Large-Cap Core Fund is an equally weighted representation of the 30 largest funds in the Lipper Large-Cap Core Classification. These funds, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-Cap Core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three year sales-per-share growth value, compared to the S&P 500 index.


(7) The Lipper Large-Cap Growth Index is an equally weighted representation of the 30 largest funds in the Lipper Large-Cap Growth category. These funds, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-Cap Growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three year sales-per-share growth value, compared to the S&P 500 index.


AIM V.I. CAPITAL APPRECIATION FUND


AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
                                                                   SERIES I
                                                                    SHARES
(for the periods ended                                            INCEPTION
December 31, 2004)             1 YEAR   5 YEARS   10 YEARS           DATE
-------------------------------------------------------------------------------
AIM V.I. Capital Appreciation
  Fund                          6.33%   (6.75)%       8.09%       05/05/93(1)
Standard & Poor's 500
  Index(2,3)                   10.87%   (2.30)%      12.07%               --
Russell 1000--Registered
  Trademark-- Growth
  Index(3,4)                    6.30%   (9.29)%       9.59%               --
Lipper Multi-Cap Growth Fund
  Index(3,5)                   11.26%   (7.00)%       9.43%               --
-------------------------------------------------------------------------------


(1) The returns shown for these periods are the blended returns of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date shown in the table is that of the fund's Series I shares. The inception date of the fund's Series II shares is August 21, 2001.
(2) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance. The fund has also included the Russell 1000--Registered Trademark-- Growth Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Multi-Cap Growth Fund Index (which may or may not include the fund) is included for comparison to a peer-group.

(3) The indices may not reflect payment of fees, expenses or taxes.


(4) The Russell 1000--Registered Trademark-- Growth Index measures the performance of those Russell 1000--Registered Trademark-- Index companies with higher price-to-book ratios and higher forecasted growth values.


(5) The Lipper Multi-Cap Growth Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Mid-Cap Growth category. These funds, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-Cap Growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three year sales-per-share growth value, compared to the S&P MidCap 400 Index.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

AIM V.I. CAPITAL DEVELOPMENT FUND


AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------------------------------------------------------
                                                                            SERIES I
                                                                             SHARES
(for the periods ended                                       SINCE         INCEPTION
December 31, 2004)                        1 YEAR  5 YEARS  INCEPTION          DATE
----------------------------------------------------------------------------------------
AIM V.I. Capital Development Fund         15.27%   4.06%       5.74%         05/01/98(1)
Standard & Poor's 500 Index(2,3)          10.87%  (2.30)%      2.82%(4)      04/30/98(4)
Russell Midcap--Registered Trademark--
  Index(3,5)                              20.22%   7.59%       8.18%(4)      04/30/98(4)
Russell Midcap--Registered Trademark--
  Growth Index(3,6)                       15.48%  (3.36)%      4.31%(4)    04/30/98(4)
Lipper Mid-Cap Core Fund Index(3,7)       15.44%   5.65%       7.39%(4)      04/30/98(4)
Lipper Mid-Cap Growth Fund Index(3,8)     14.03%  (6.07)%      3.70%(4)    04/30/98(4)
----------------------------------------------------------------------------------------


(1) The returns shown for these periods are the blended returns of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date shown in the table is that of the fund's Series I shares. The inception date of the fund's Series II shares is August 21, 2001.

(2) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance. The fund has elected to use the Russell Midcap--Registered Trademark-- Growth Index as its style-specific index rather than the Russell MidCap--Registered Trademark-- Index because the fund believes the Russell Midcap--Registered Trademark-- Growth Index more closely reflects the performance of the types of securities in which the fund invests. In addition, the Lipper Mid-Cap Growth Fund Index (which may or may not include the fund) is included for comparison to a peer group. The fund has elected to use the Lipper Mid-Cap Growth Fund Index in comparison to a peer group rather than the Lipper Mid-Cap Core Fund Index because fund management believes that this index more correctly reflects its investment strategy and the fund's investment objectives.


(3) The indices may not reflect payment of fees, expenses or taxes.


(4) The average annual total return given is since the month end closest to the inception date of the fund's Series I shares.


(5) The Russell Midcap--Registered Trademark-- Index measures the performance of the 800 smallest companies in the Russell 1000--Registered Trademark-- Index. These stocks represent approximately 25% of the total market capitalization of the Russell 1000--Registered Trademark-- index.


(6) The Russell Midcap--Registered Trademark-- Growth Index measures the performance of those Russell MidCap--Registered Trademark-- Index companies with higher price-to-book ratios and higher forecasted growth values.


(7) The Lipper Mid-Cap Core Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Mid-Cap Core Classification. These funds, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-Cap Core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three year sales-per-share growth value, compared to the S&P MidCap 400 index.


(8) The Lipper Mid-Cap Growth Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Mid-Cap Growth category. These funds, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-Cap Growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three year sales-per-share growth value, compared to the S&P MidCap 400 Index.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

AIM V.I. CORE EQUITY FUND


AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
                                                                   SERIES I
                                                                    SHARES
(for the periods ended                                            INCEPTION
December 31, 2004)             1 YEAR   5 YEARS   10 YEARS           DATE
-------------------------------------------------------------------------------
AIM V.I. Core Equity Fund       8.67%   (5.71)%       9.80%         05/02/94(1)
Standard & Poor's 500
  Index(2,3)                   10.87%   (2.30)%      12.07%               --
Russell 1000--Registered
  Trademark-- Index(3,4)       11.40%   (1.76)%      12.16%               --
Lipper Large-Cap Core Fund
  Index(3,5)                    8.29%   (2.98)%      10.26%               --
-------------------------------------------------------------------------------


(1) The returns shown for these periods are the blended returns of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date shown in the table is that of the fund's Series I shares. The inception date of the fund's Series II shares is October 24, 2001.

(2) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance. The fund has also included the Russell 1000--Registered Trademark-- Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Large-Cap Core Fund Index (which may or may not include the fund) is included for comparison to a peer-group.


(3) The indices may not reflect payment of fees, expenses or taxes.


(4) The Russell 1000--Registered Trademark-- Index is comprised of 1000 of the largest capitalized U.S. domiciled companies whose common stock is traded in the United States. This index makes up the largest 1000 stocks of the Russell 3000 universe.


(5) The Lipper Large-Cap Core Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Large-Cap Core Classification. These funds, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-Cap Core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three year sales-per-share growth value, compared to the S&P 500 index.


AIM V.I. DIVERSIFIED INCOME FUND


AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
                                                                   SERIES I
                                                                    SHARES
(for the periods ended                                            INCEPTION
December 31, 2004)             1 YEAR   5 YEARS   10 YEARS           DATE
-------------------------------------------------------------------------------
AIM V.I. Diversified Income
  Fund                         4.69%     3.86%        5.69%         05/05/93(1)
Lehman Brothers U.S.
  Aggregate Bond Index(2,3)    4.34%     7.71%        7.72%               --
Lehman Brothers U.S. Credit
  Index(3,4)                   5.24%     8.63%        8.41%               --
Lipper BBB Rated Fund
  Index(3,5)                   5.30%     7.50%        7.59%               --
-------------------------------------------------------------------------------


(1) The returns shown for these periods are the blended returns of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date shown in the table is that of the fund's Series I shares. The inception date of the fund's Series II shares is March 14, 2002.
(2) The Lehman Brothers U.S. Aggregate Bond Index measures the performance of U.S. investment-grade fixed rate bonds with components for government and corporate securities, mortgage pass-throughs and asset-backed securities of treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The fund has also included the Lehman Brothers U.S. Credit Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper BBB Rated Fund Index (which may or may not include the fund) is included for comparison to a peer-group.

(3) The indices may not reflect payment of fees, expenses or taxes.

(4) The Lehman Brothers U.S. Credit Index consists of publicly issued U.S. Corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered.
(5) The Lipper BBB Rated Fund Index is an equally weighted representation of the 30 largest funds in the Lipper BBB Rated Funds category. The funds invest at least 65% of assets in corporate and government debt issues rated in the top four grades.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

AIM V.I. GOVERNMENT SECURITIES FUND


AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
                                                                   SERIES I
                                                                    SHARES
(for the periods ended                                            INCEPTION
December 31, 2004)             1 YEAR   5 YEARS   10 YEARS           DATE
-------------------------------------------------------------------------------
AIM V.I. Government
  Securities Fund              2.27%     5.62%        5.84%         05/05/93(1)
Lehman Brothers U.S.
  Aggregate Bond Index(2,3)    4.34%     7.71%        7.72%               --
Lehman Brothers Intermediate
  U.S. Government and
  Mortgage Index(3,4)          3.66%     6.88%          N/A               --
Lipper Intermediate U.S.
  Government Fund Index(3,5)   2.85%     6.69%        6.66%               --
-------------------------------------------------------------------------------


(1) The returns shown for these periods are the blended returns of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date shown in the table is that of the fund's Series I shares. The inception date of the fund's Series II shares is September 19, 2001.

(2) The Lehman Brothers U.S. Aggregate Bond Index measures the performance of U.S. investment-grade fixed rate bonds with components for government and corporate securities, mortgage pass-throughs and asset-backed securities of treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The fund has also included the Lehman Brothers Intermediate U.S. Government and Mortgage Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Intermediate U.S. Government Fund Index (which may or may not include the fund) is included for comparison to a peer-group.


(3) The indices may not reflect payment of fees, expenses or taxes.

(4) The Lehman Brothers Intermediate U.S. Government and Mortgage Index includes securities in the intermediate maturity range of the U.S. Government Index that must have between 1 year and 10 years to final maturity regardless of call features, and fixed-rate mortgage securities with a weighted average of at least 1 year and issued by GNMA, FHLMC, or FNMA.
(5) The Lipper Intermediate U.S. Government Fund Index measures the performance of the 30 largest funds in the Lipper Intermediate U.S. Government category. The funds invest at least 65% of their assets in securities issued or guaranteed by the United States Government, with dollar weighted average maturities of 6 to 10 years.

AIM V.I. GROWTH FUND


AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------------
                                                                         SERIES I
                                                                          SHARES
(for the periods ended                                                  INCEPTION
December 31, 2004)                  1 YEAR   5 YEARS    10 YEARS           DATE
-------------------------------------------------------------------------------------
AIM V.I. Growth Fund                 8.00%   (12.62)%       6.30%         05/05/93(1)
Standard & Poor's 500 Index(2,3)    10.87%    (2.30)%      12.07%               --
Russell 1000--Registered
  Trademark-- Growth Index(3,4)      6.30%    (9.29)%       9.59%               --
Lipper Large-Cap Growth Fund
  Index(3,5)                         7.45%    (9.72)%       8.64%               --
-------------------------------------------------------------------------------------


(1) The returns shown for these periods are the blended returns of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date shown in the table is that of the fund's Series I shares. The inception date of the fund's Series II shares is September 19, 2001.
(2) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance. The fund has also included the Russell 1000--Registered Trademark-- Growth Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Large-Cap Growth Fund Index (which may or may not include the fund) is included for comparison to a peer-group.

(3) The indices may not reflect payment of fees, expenses or taxes.


(4) The Russell 1000--Registered Trademark-- Growth Index measures the performance of those Russell 1000--Registered Trademark-- Index companies with higher price-to-book ratios and higher forecasted growth values.


(5) The Lipper Large-Cap Growth Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Large-Cap Growth category. These funds, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-Cap Growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three year sales-per-share growth value, compared to the S&P 500 index.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

AIM V.I. HIGH YIELD FUND


AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------------------
                                                                              SERIES I
                                                                               SHARES
(for the periods ended                                         SINCE         INCEPTION
December 31, 2004)                        1 YEAR   5 YEARS   INCEPTION          DATE
------------------------------------------------------------------------------------------
AIM V.I. High Yield Fund                  11.14%    0.43%        0.58%         05/01/98(1)
Lehman Brothers U.S. Aggregate Bond
  Index(2,3)                               4.34%    7.71%        6.59%(4)      04/30/98(4)
Lehman Brothers High Yield Index(3,5)     11.13%    6.97%        5.26%(4)      04/30/98(4)
Lipper High Yield Bond Fund Index(3,6)    10.34%    3.99%     2.97%(4)         04/30/98(4)
------------------------------------------------------------------------------------------


(1) The returns shown for these periods are the blended returns of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date shown in the table is that of the fund's Series I shares. The inception date of the fund's Series II shares is March 26, 2002.
(2) The Lehman Brothers U.S. Aggregate Bond Index measures the performance of U.S. investment-grade fixed rate bonds with components for government and corporate securities, mortgage pass-throughs and asset-backed securities of treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The fund has elected to use the Lehman Brothers U.S. Aggregate Bond Index as its broad-based index rather than the Lehman Brothers High Yield Index since the Lehman Brothers U.S. Aggregate Bond Index is such a widely recognized gauge of U.S. stock market performance. The fund will continue to include the Lehman Brothers High Yield Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper High Yield Bond Fund Index (which may or may not include the fund) is included for comparison to a peer-group.

(3) The indices may not reflect payment of fees, expenses or taxes.

(4) The average annual total return given is since the month end closest to the inception date of the fund's Series I shares.
(5) The Lehman Brothers High Yield Index measures the performance of all fixed-rate, non-investment grade debt-securities excluding pay-in-kind bonds, Eurobonds and debt issues from emerging countries.
(6) The Lipper High Yield Bond Fund Index is an equally weighted representation of the 30 largest funds within the Lipper High Yield Funds category. The funds have no credit rating restriction, but tend to invest in fixed-income securities with lower credit ratings.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

AIM V.I. INTERNATIONAL GROWTH FUND


AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------------------------------------------------
                                                                 SERIES I
                                                                  SHARES
(for the periods ended                                          INCEPTION
December 31, 2004)           1 YEAR   5 YEARS   10 YEARS           DATE
-----------------------------------------------------------------------------
AIM V.I. International
  Growth Fund                23.70%   (5.61)%       7.15%         05/05/93(1)
Morgan Stanley Capital
  International--Registered
  Trademark-- EAFE
  Index(2,3)                 20.25%   (1.13)%       5.62%               --
Morgan Stanley Capital
  International--Registered
  Trademark-- EAFE Growth
  Index(3,4)                 16.12%   (6.03)%       3.15%               --
Lipper International Fund
  Index(3,5)                 18.60%   (0.89)%       7.20%               --
Lipper International
  Multi-Cap Growth Fund
  Index(3,6)                 18.19%   (4.85)%       7.31%               --
-----------------------------------------------------------------------------


(1) The returns shown for these periods are the blended returns of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date shown in the table is that of the fund's Series I shares. The inception date of the fund's Series II shares is September 19, 2001.

(2) The Morgan Stanley Capital International--Registered Trademark-- Europe, Australasia and Far East Index measures performance of global stock markets in 21 developed countries. The fund has also included the Morgan Stanley Capital International--Registered Trademark-- Europe, Australasia and Far East Growth Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper International Multi-Cap Growth Fund Index (which may or may not include the fund) is included for comparison to a peer-group. The fund has elected to use the Lipper International Multi-Cap Growth Fund Index in comparison to a peer group rather than the Lipper International Fund Index because Lipper recently modified their global and international classifications to include more narrow categories. Prior to 2004, Lipper did not group these funds based on style characteristics (such as core, growth, and value), but instead used very broad classifications based on prospectus objectives. The new approach is a more quantitative method for classifying funds.


(3) The indices may not reflect payment of fees, expenses or taxes.

(4) The Morgan Stanley Capital International--Registered Trademark-- Europe, Australasia and Far East Growth Index is recognized as the pre-eminent benchmark in the U.S. to measure international "growth" equity performance (high price over book value securities). It includes securities from 21 countries, representing the developed markets outside North America: Europe, Australasia, and the Far East.
(5) The Lipper International Fund Index is an equally weighted representation of the 30 largest funds in the Lipper International category. These funds invest in securities with primary trading outside of the U.S. and may own U.S. securities as well.

(6) The Lipper International Multi-Cap Growth Fund Index is an equally weighted representation of the 10 largest funds in the Lipper Multi-Cap Growth category. These funds invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have 25% to 75% of their assets invested in companies strictly outside the U.S. with market capitalizations (on a three-year weighted basis) greater than the 250th-largest company in the S&P/Citigroup World ex-U.S. Broad Market Index. Multi-cap growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. BMI.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

AIM V.I. MID CAP CORE EQUITY FUND


AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                                   SERIES II
                                                                     SHARES
(for the periods ended                               SINCE         INCEPTION
December 31, 2004)                        1 YEAR   INCEPTION          DATE
--------------------------------------------------------------------------------
AIM V.I. Mid Cap Core Equity Fund         13.57%      10.08%         09/10/01
Standard & Poor's 500 Index(1,2)          10.87%       3.76%(3)      08/31/01(3)
Russell Midcap--Registered Trademark--
  Index(2,4)                              20.22%      11.90%(3)      08/31/01(3)
Lipper Mid-Cap Core Fund Index(2,5)       15.44%    9.20%(3)         08/31/01(3)
--------------------------------------------------------------------------------


(1) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance. The fund has elected to the use the Standard & Poor's 500 Index as its broad-based index rather than the Russell Midcap--Registered Trademark-- Index since the Standard & Poor's 500 Index is such a widely recognized gauge of U.S. stock market performance. The fund will continue to include the Russell Midcap--Registered Trademark-- Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Mid-Cap Core Fund Index (which may or may not include the fund) is included for comparison to a peer-group.

(2) The indices may not reflect payment of fees, expenses or taxes.

(3) The average annual total return given is since the month end closest to the inception date of the fund's Series II shares.
(4) The Russell Midcap--Registered Trademark-- Index measures the performance of the 800 smallest companies in the Russell 1000--Registered Trademark-- Index. These stocks represent approximately 25% of the total market capitalization of the Russell 1000--Registered Trademark-- Index.

(5) The Lipper Mid-Cap Core Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Mid-Cap Core Classification. These funds, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-Cap Core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three year sales-per-share growth value, compared to the S&P MidCap 400 index.


AIM V.I. MONEY MARKET FUND


AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
                                                                   SERIES I
                                                                    SHARES
(for the periods ended                                            INCEPTION
December 31, 2004)             1 YEAR   5 YEARS   10 YEARS           DATE
-------------------------------------------------------------------------------
AIM V.I. Money Market Fund     0.44%     2.11%        3.46%       05/05/93(1)
-------------------------------------------------------------------------------



The AIM V.I. Money Market Fund's seven day yield on December 31, 2004 was 1.27%. For the current seven day yield, call (800) 347-4246.

(1) The returns shown for these periods are the blended returns of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date shown in the table is that of the fund's Series I shares. The inception date of the fund's Series II shares is December 16, 2001.

AIM V.I. PREMIER EQUITY FUND


AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
                                                                   SERIES I
                                                                    SHARES
(for the periods ended                                            INCEPTION
December 31, 2004)             1 YEAR   5 YEARS   10 YEARS           DATE
-------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund    5.49%   (7.41)%       8.40%         05/05/93(1)
Standard & Poor's 500
  Index(2,3)                   10.87%   (2.30)%      12.07%               --
Lipper Large-Cap Core Fund
  Index(3,4)                    8.29%   (2.98)%      10.26%               --
-------------------------------------------------------------------------------


(1) The returns shown for these periods are the blended returns of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date shown in the table is that of the fund's Series I shares. The inception date of the fund's Series II shares is September 19, 2001.
(2) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance. In addition, the Lipper Large-Cap Core Fund Index (which may or may not include the fund) is included for comparison to a peer-group.

(3) The indices may not reflect payment of fees, expenses or taxes.


(4) The Lipper Large-Cap Core Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Large-Cap Core Classification. These funds, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-Cap Core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three year sales-per-share growth value, compared to the S&P 500 index.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUNDS

The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable product owner buys, holds, or redeems interest in an insurance company separate account that invests in the Series II shares of the funds but does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.

SHAREHOLDER FEES
---------------------------------------------------------------------------------
(fees paid directly from                                                SERIES II
your investment)                                                        SHARES
---------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                N/A

Maximum Deferred Sales Charge (Load)                                       N/A
---------------------------------------------------------------------------------

"N/A" in the above table means "not applicable."



ANNUAL FUND OPERATING EXPENSES (SERIES II SHARES)(1)
----------------------------------------------------------------------------------------------------------------------
                                                                            TOTAL                             NET
                                                                            ANNUAL                           ANNUAL
                                                                             FUND       FEE WAIVERS AND/OR    FUND
(expenses that are deducted from       MANAGEMENT   RULE 12B-1   OTHER      OPERATING     EXPENSE            OPERATING
Series II share assets)                 FEES         FEES        EXPENSES   EXPENSES    REIMBURSEMENTS       EXPENSES(2)
----------------------------------------------------------------------------------------------------------------------
AIM V.I. Aggressive Growth Fund           0.80%        0.25%       0.36%      1.41%            0.05%           1.36%(3)

AIM V.I. Balanced Fund*                   0.75         0.25        0.37       1.37             0.13            1.24(3)

AIM V.I. Basic Value Fund                 0.72         0.25        0.30       1.27             0.05            1.22(3)

AIM V.I. Blue Chip Fund                   0.75         0.25        0.36       1.36             0.06            1.30(3)

AIM V.I. Capital Appreciation Fund        0.61         0.25        0.30       1.16               --            1.16()

AIM V.I. Capital Development Fund         0.75         0.25        0.35       1.35             0.01            1.34(4)

AIM V.I. Core Equity Fund                 0.61         0.25        0.30       1.16               --            1.16()

AIM V.I. Diversified Income Fund          0.60         0.25        0.41       1.26               --            1.26()

AIM V.I. Government Securities Fund       0.47         0.25        0.40       1.12               --            1.12(5)

AIM V.I. Growth Fund                      0.63         0.25        0.28       1.16               --            1.16()

AIM V.I. High Yield Fund                  0.62         0.25        0.42       1.29             0.09            1.20(6)

AIM V.I. International Growth Fund        0.74         0.25        0.40       1.39               --            1.39()

AIM V.I. Mid Cap Core Equity Fund         0.73         0.25        0.31       1.29               --            1.29()

AIM V.I. Money Market Fund                0.40         0.25        0.35       1.00               --            1.00()

AIM V.I. Premier Equity Fund              0.61         0.25        0.30       1.16               --            1.16()
----------------------------------------------------------------------------------------------------------------------



(*) Effective July 1, 2005, the name of the fund will be changed to AIM V.I.
    Basic Balanced Fund.


(1) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2004 and are expressed as a percentage of the fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.


(2) The fund's advisor and/or distributor have contractually agreed to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series II shares to 1.45% of average daily net assets for each series portfolio of AIM Variable Insurance Funds except for AIM V.I. High Yield Fund (see Note 6). In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the fund's day to day operations), or items designated as such by the fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vii) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the fund benefits are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund. The expense limitation agreement is in effect through April 30, 2006.


(3) Effective January 1, 2005 through December 31, 2009, the advisor has contractually agreed to waive a portion of its advisory fees. The Fee Waivers and/or Expense Reimbursements reflect this agreement. (See Fund Management-Advisor Compensation").


(4) Effective January 1, 2005 through June 30, 2006, the advisor has contractually agreed to waive a portion of its advisory fees. The Fee Waivers and/or Expense Reimbursements reflect this agreement. (See "Fund Management-Advisor Compensation").

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------


(5) Other Expenses includes interest expense of 0.09%.


(6) The fund's advisor and/or distributor have contractually agreed to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit Total Annual Fund Operating Expenses (subject to the same exclusions discussed above in Note 2) of Series II shares to 1.20% of average daily net assets. The expense limitation agreement is in effect through April 30, 2006.


EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in the Series II shares of the funds with the cost of investing in other mutual funds. This example does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.


  The example assumes that you invest $10,000 in a fund's Series II shares for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and includes the effect of any contractual fee waivers and/or expense reimbursements. To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:



SERIES II SHARES
----------------------------------------------------------------------------
                                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------------------------------

AIM V.I. Aggressive Growth Fund         $138     $431      $745      $1,667

AIM V.I. Balanced Fund                   126      393       681       1,583

AIM V.I. Basic Value Fund                124      387       670       1,509

AIM V.I. Blue Chip Fund                  132      412       713       1,606

AIM V.I. Capital Appreciation Fund       118      368       638       1,409

AIM V.I. Capital Development Fund        136      427       738       1,623

AIM V.I. Core Equity Fund                118      368       638       1,409

AIM V.I. Diversified Income Fund         128      400       692       1,523

AIM V.I. Government Securities Fund      114      356       617       1,363

AIM V.I. Growth Fund                     118      368       638       1,409

AIM V.I. High Yield Fund                 122      400       699       1,549

AIM V.I. International Growth Fund       142      440       761       1,669

AIM V.I. Mid Cap Core Equity Fund        131      409       708       1,556

AIM V.I. Money Market Fund               102      318       552       1,225

AIM V.I. Premier Equity Fund             118      368       638       1,409
----------------------------------------------------------------------------



HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION



The following supplemental hypothetical investment information provides additional information in a different format from the preceding Fee Table about the effect of a fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. Because a fund's annual return when quoted is already reduced by the fund's fees and expenses for that year, this hypothetical expense information is intended to help you understand the annual and cumulative impact of a fund's fees and expenses on your investment. Assuming a hypothetical investment of $10,000 in the fund and a 5% return before expenses each year, the chart shows the cumulative return before expenses, the cumulative return after expenses, the ending balance and the estimated annual expenses for each year one through ten. The chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio, which is the same as stated in the Fee Table above, is reflected in the chart and is net of any contractual fee waiver or expense reimbursement. There is no assurance that the current annual expense ratio will be the expense ratio for the fund. To the extent that the advisor makes any waivers or reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account any fees and expenses assessed in connection with your variable product; if they did, the expenses shown would be higher, while the ending balance shown would be lower. YOU SHOULD UNDERSTAND THAT THIS IS ONLY A HYPOTHETICAL PRESENTATION MADE TO ILLUSTRATE WHAT EXPENSES AND RETURNS WOULD BE UNDER THE ABOVE SCENARIOS; YOUR ACTUAL RETURNS AND EXPENSES ARE LIKELY TO DIFFER (HIGHER OR LOWER) FROM THOSE SHOWN BELOW.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------


AIM V.I. AGGRESSIVE GROWTH FUND


SERIES II--ANNUAL EXPENSE RATIO
             1.36%                 YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                            5.00%          10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                            3.64%           7.41%       11.32%       15.37%       19.57%
End of Year Balance              $10,364.00      $10,741.25   $11,132.23   $11,537.44   $11,957.41
Estimated Annual Expenses        $   138.48      $   143.52   $   148.74   $   154.15   $   159.76
--------------------------------------------------------------------------------------------------

SERIES II--ANNUAL EXPENSE RATIO
             1.36%                 YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
Cumulative Return Before
  Expenses                           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                           23.93%       28.44%       33.11%       37.96%       42.98%
End of Year Balance              $12,392.66   $12,843.75   $13,311.26   $13,795.79   $14,297.96
Estimated Annual Expenses        $   165.58   $   171.61   $   177.85   $   184.33   $   191.04
--------------------------------------------------------------------------------------------------



AIM V.I. BALANCED FUND (EFFECTIVE JULY 1, 2005, AIM V.I. BASIC BALANCED FUND)


SERIES II--ANNUAL EXPENSE RATIO
             1.24%                 YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                            5.00%          10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                            3.76%           7.66%       11.71%       15.91%       20.27%
End of Year Balance              $10,376.00      $10,766.14   $11,170.94   $11,590.97   $12,026.79
Estimated Annual Expenses        $   126.33      $   131.08   $   136.01   $   141.12   $   146.43
--------------------------------------------------------------------------------------------------

SERIES II--ANNUAL EXPENSE RATIO
             1.24%                 YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                           24.79%       29.48%       34.35%       39.40%       44.64%
End of Year Balance              $12,479.00   $12,948.21   $13,435.06   $13,940.22   $14,464.37
Estimated Annual Expenses        $   151.94   $   157.65   $   163.58   $   169.73   $   176.11
--------------------------------------------------------------------------------------------------



AIM V.I. BASIC VALUE FUND


SERIES II--ANNUAL EXPENSE RATIO
             1.22%                 YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                            5.00%          10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                            3.78%           7.70%       11.77%       16.00%       20.38%
End of Year Balance              $10,378.00      $10,770.29   $11,177.41   $11,599.91   $12,038.39
Estimated Annual Expenses        $   124.31      $   129.00   $   133.88   $   138.94   $   144.19
--------------------------------------------------------------------------------------------------

SERIES II--ANNUAL EXPENSE RATIO
             1.22%                 YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                           24.93%       29.66%       34.56%       39.64%       44.92%
End of Year Balance              $12,493.44   $12,965.69   $13,455.79   $13,964.42   $14,492.28
Estimated Annual Expenses        $   149.64   $   155.30   $   161.17   $   167.26   $   173.59
--------------------------------------------------------------------------------------------------



AIM V.I. BLUE CHIP FUND


SERIES II--ANNUAL EXPENSE RATIO
             1.30%                 YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                            5.00%          10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                            3.70%           7.54%       11.52%       15.64%       19.92%
End of Year Balance              $10,370.00      $10,753.69   $11,151.58   $11,564.18   $11,992.06
Estimated Annual Expenses        $   132.41      $   137.30   $   142.38   $   147.65   $   153.12
--------------------------------------------------------------------------------------------------

SERIES II--ANNUAL EXPENSE RATIO
             1.30%                 YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                           24.36%       28.96%       33.73%       38.68%       43.81%
End of Year Balance              $12,435.77   $12,895.89   $13,373.04   $13,867.84   $14,380.95
Estimated Annual Expenses        $   158.78   $   164.66   $   170.75   $   177.07   $   183.62
--------------------------------------------------------------------------------------------------



AIM V.I. CAPITAL APPRECIATION FUND


SERIES II--ANNUAL EXPENSE RATIO
             1.16%                 YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                            5.00%          10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                            3.84%           7.83%       11.97%       16.27%       20.73%
End of Year Balance              $10,384.00      $10,782.75   $11,196.80   $11,626.76   $12,073.23
Estimated Annual Expenses        $   118.23      $   122.77   $   127.48   $   132.38   $   137.46
--------------------------------------------------------------------------------------------------

SERIES II--ANNUAL EXPENSE RATIO
             1.16%                 YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                           25.37%       30.18%       35.18%       40.37%       45.76%
End of Year Balance              $12,536.84   $13,018.25   $13,518.16   $14,037.25   $14,576.28
Estimated Annual Expenses        $   142.74   $   148.22   $   153.91   $   159.82   $   165.96
--------------------------------------------------------------------------------------------------



AIM V.I. CAPITAL DEVELOPMENT FUND


SERIES II--ANNUAL EXPENSE RATIO
             1.34%                 YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                            5.00%          10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                            3.66%           7.45%       11.39%       15.46%       19.69%
End of Year Balance              $10,366.00      $10,745.40   $11,138.68   $11,546.35   $11,968.95
Estimated Annual Expenses        $   136.45      $   141.45   $   146.62   $   151.99   $   157.55
--------------------------------------------------------------------------------------------------

SERIES II--ANNUAL EXPENSE RATIO
             1.34%                 YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                           24.07%       28.61%       33.32%       38.20%       43.26%
End of Year Balance              $12,407.01   $12,861.11   $13,331.83   $13,819.77   $14,325.57
Estimated Annual Expenses        $   163.32   $   169.30   $   175.49   $   181.92   $   188.57
--------------------------------------------------------------------------------------------------

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------


AIM V.I. CORE EQUITY FUND


SERIES II--ANNUAL EXPENSE RATIO
             1.16%                 YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                            5.00%          10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                            3.84%           7.83%       11.97%       16.27%       20.73%
End of Year Balance              $10,384.00      $10,782.75   $11,196.80   $11,626.76   $12,073.23
Estimated Annual Expenses        $   118.23      $   122.77   $   127.48   $   132.38   $   137.46
--------------------------------------------------------------------------------------------------

SERIES II--ANNUAL EXPENSE RATIO
             1.16%                 YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                           25.37%       30.18%       35.18%       40.37%       45.76%
End of Year Balance              $12,536.84   $13,018.25   $13,518.16   $14,037.25   $14,576.28
Estimated Annual Expenses        $   142.74   $   148.22   $   153.91   $   159.82   $   165.96
--------------------------------------------------------------------------------------------------



AIM V.I. DIVERSIFIED INCOME FUND


SERIES II--ANNUAL EXPENSE RATIO
             1.26%                 YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                            5.00%          10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                            3.74%           7.62%       11.64%       15.82%       20.15%
End of Year Balance              $10,374.00      $10,761.99   $11,164.49   $11,582.04   $12,015.21
Estimated Annual Expenses        $   128.36      $   133.16   $   138.14   $   143.30   $   148.66
--------------------------------------------------------------------------------------------------

SERIES II--ANNUAL EXPENSE RATIO
             1.26%                 YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                           24.65%       29.31%       34.14%       39.16%       44.37%
End of Year Balance              $12,464.57   $12,930.75   $13,414.36   $13,916.06   $14,436.52
Estimated Annual Expenses        $   154.22   $   159.99   $   165.97   $   172.18   $   178.62
--------------------------------------------------------------------------------------------------



AIM V.I. GOVERNMENT SECURITIES FUND


SERIES II--ANNUAL EXPENSE RATIO
             1.12%                 YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                            5.00%          10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                            3.88%           7.91%       12.10%       16.45%       20.96%
End of Year Balance              $10,388.00      $10,791.05   $11,209.75   $11,644.69   $12,096.50
Estimated Annual Expenses        $   114.17      $   118.60   $   123.20   $   127.98   $   132.95
--------------------------------------------------------------------------------------------------

SERIES II--ANNUAL EXPENSE RATIO
             1.12%                 YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                           25.66%       30.53%       35.60%       40.86%       46.33%
End of Year Balance              $12,565.84   $13,053.40   $13,559.87   $14,085.99   $14,632.53
Estimated Annual Expenses        $   138.11   $   143.47   $   149.03   $   154.82   $   160.82
--------------------------------------------------------------------------------------------------



AIM V.I. GROWTH FUND


SERIES II--ANNUAL EXPENSE RATIO
             1.16%                 YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                            5.00%          10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                            3.84%           7.83%       11.97%       16.27%       20.73%
End of Year Balance              $10,384.00      $10,782.75   $11,196.80   $11,626.76   $12,073.23
Estimated Annual Expenses        $   118.23      $   122.77   $   127.48   $   132.38   $   137.46
--------------------------------------------------------------------------------------------------

SERIES II--ANNUAL EXPENSE RATIO
             1.16%                 YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                           25.37%       30.18%       35.18%       40.37%       45.76%
End of Year Balance              $12,536.84   $13,018.25   $13,518.16   $14,037.25   $14,576.28
Estimated Annual Expenses        $   142.74   $   148.22   $   153.91   $   159.82   $   165.96
--------------------------------------------------------------------------------------------------



AIM V.I. HIGH YIELD FUND


SERIES II--ANNUAL EXPENSE RATIO
             1.20%                 YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                            5.00%          10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                            3.80%           7.74%       11.84%       16.09%       20.50%
End of Year Balance              $10,380.00      $10,774.44   $11,183.87   $11,608.86   $12,049.99
Estimated Annual Expenses        $   122.28      $   126.93   $   131.75   $   136.76   $   141.95
--------------------------------------------------------------------------------------------------

SERIES II--ANNUAL EXPENSE RATIO
             1.20%                 YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                           25.08%       29.83%       34.77%       39.89%       45.20%
End of Year Balance              $12,507.89   $12,983.19   $13,476.55   $13,988.66   $14,520.23
Estimated Annual Expenses        $   147.35   $   152.95   $   158.76   $   164.79   $   171.05
--------------------------------------------------------------------------------------------------



AIM V.I. INTERNATIONAL GROWTH FUND


SERIES II--ANNUAL EXPENSE RATIO
             1.39%                 YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                            5.00%          10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                            3.61%           7.35%       11.23%       15.24%       19.40%
End of Year Balance              $10,361.00      $10,735.03   $11,122.57   $11,524.09   $11,940.11
Estimated Annual Expenses        $   141.51      $   146.62   $   151.91   $   157.39   $   163.08
--------------------------------------------------------------------------------------------------

SERIES II--ANNUAL EXPENSE RATIO
             1.39%                 YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                           23.71%       28.18%       32.80%       37.60%       42.57%
End of Year Balance              $12,371.15   $12,817.75   $13,280.47   $13,759.89   $14,256.63
Estimated Annual Expenses        $   168.96   $   175.06   $   181.38   $   187.93   $   194.71
--------------------------------------------------------------------------------------------------

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------


AIM V.I. MID CAP CORE EQUITY FUND


SERIES II--ANNUAL EXPENSE RATIO
             1.29%                 YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                            5.00%          10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                            3.71%           7.56%       11.55%       15.69%       19.98%
End of Year Balance              $10,371.00      $10,755.76   $11,154.80   $11,568.65   $11,997.84
Estimated Annual Expenses        $   131.39      $   136.27   $   141.32   $   146.57   $   152.00
--------------------------------------------------------------------------------------------------

SERIES II--ANNUAL EXPENSE RATIO
             1.29%                 YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                           24.43%       29.05%       33.83%       38.80%       43.95%
End of Year Balance              $12,442.96   $12,904.60   $13,383.36   $13,879.88   $14,394.82
Estimated Annual Expenses        $   157.64   $   163.49   $   169.56   $   175.85   $   182.37
--------------------------------------------------------------------------------------------------



AIM V.I. MONEY MARKET FUND


SERIES II--ANNUAL EXPENSE RATIO
             1.00%                 YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                            5.00%          10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                            4.00%           8.16%       12.49%       16.99%       21.67%
End of Year Balance              $10,400.00      $10,816.00   $11,248.64   $11,698.59   $12,166.53
Estimated Annual Expenses        $   102.00      $   106.08   $   110.32   $   114.74   $   119.33
--------------------------------------------------------------------------------------------------

SERIES II--ANNUAL EXPENSE RATIO
             1.00%                 YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                           26.53%       31.59%       36.86%       42.33%       48.02%
End of Year Balance              $12,653.19   $13,159.32   $13,685.69   $14,233.12   $14,802.44
Estimated Annual Expenses        $   124.10   $   129.06   $   134.23   $   139.59   $   145.18
--------------------------------------------------------------------------------------------------



AIM V.I. PREMIER EQUITY FUND


SERIES II--ANNUAL EXPENSE RATIO
             1.16%                 YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                            5.00%          10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                            3.84%           7.83%       11.97%       16.27%       20.73%
End of Year Balance              $10,384.00      $10,782.75   $11,196.80   $11,626.76   $12,073.23
Estimated Annual Expenses        $   118.23      $   122.77   $   127.48   $   132.38   $   137.46
--------------------------------------------------------------------------------------------------

SERIES II--ANNUAL EXPENSE RATIO
             1.16%                 YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                           25.37%       30.18%       35.18%       40.37%       45.76%
End of Year Balance              $12,536.84   $13,018.25   $13,518.16   $14,037.25   $14,576.28
Estimated Annual Expenses        $   142.74   $   148.22   $   153.91   $   159.82   $   165.96
--------------------------------------------------------------------------------------------------

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS


A I M Advisors, Inc. (the advisor or AIM) serves as each fund's investment advisor and is responsible for their day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of each fund's operations and provides investment advisory services to the funds, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the funds.


    The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 200 investment portfolios, including the funds, encompassing a broad range of investment objectives.


    On October 8, 2004, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds) and AIM reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission
(SEC), the New York Attorney General (NYAG) and the Colorado Attorney General
(COAG), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM funds that they advised and to the independent directors/trustees of such funds that they had entered into certain arrangements permitting market timing of such funds, thereby breaching their fiduciary duties to such funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. (ADI) (the distributor of the retail AIM funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.



    Under the settlements, $325 million will be made available for distribution to the shareholders of those AIM funds that IFG formerly advised that were harmed by market timing activity, and $50 million will be made available for distribution to the shareholders of those AIM funds advised by AIM that were harmed by market timing activity. These settlement funds will be distributed in accordance with a methodology to be determined by an independent distribution consultant, in consultation with AIM and the independent trustees of the AIM funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and the COAG, AIM has also agreed to reduce management fees on certain AIM equity and balanced funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees during this period. In addition, as required by the settlements, AIM is undertaking certain governance and compliance reforms and reviewing its policies and procedures.



    At the request of the trustees of the AIM funds, AMVESCAP PLC (AMVESCAP), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by such funds related to market timing matters.


    The independent trustees of the AIM funds have been assisted by their own independent counsel and financial expert in their own investigation of market timing activity in the AIM funds. A special committee, consisting of four independent trustees, was formed to oversee this investigation. None of the costs of this investigation will be borne by the AIM funds or by fund shareholders.

    IFG, AIM, certain related entities, certain of their current and former officers and/or certain of the AIM funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. Additional regulatory inquiries related to these or other issues may be received by the AIM funds, IFG, AIM and/or related entities and individuals in the future.


    A number of private civil lawsuits related to market timing, late trading and related issues have been filed against (depending on the lawsuit) certain of the AIM funds, IFG, AIM, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties. All such lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland for consolidated or coordinated pre-trial proceedings. Other private civil lawsuits have been filed against (depending on the lawsuit) IFG, AIM, ADI, certain related entities, certain of their current and former officers and/or certain of the AIM funds and their trustees alleging the improper use of fair value pricing, excessive advisory and/or distribution fees, improper charging of distribution fees on limited offering funds or share classes and improper mutual fund sales practices and directed-brokerage arrangements and participation in class action settlements.



    Additional civil lawsuits related to the above or other issues may be filed by private litigants or by regulators against the AIM funds, IFG, AIM and/or related entities and individuals in the future.


    You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the funds' Statement of Additional Information and on AIM's Internet website under the heading "Settled Enforcement Actions and Investigations Related to Market Timing, Regulatory Inquiries and Pending Litigation" (http://www.aiminvestments.com/regulatory).

    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION

During the fiscal year ended December 31, 2004, the advisor received compensation from the following funds as a percentage of each fund's average daily net assets as follows:


                                                                     ADVISORY
FUND                                                                   FEE
----                                                                 --------
AIM V.I. Aggressive Growth Fund                                        0.80%
AIM V.I. Balanced Fund                                                 0.75%
AIM V.I. Basic Value Fund                                              0.72%
AIM V.I. Blue Chip Fund                                                0.75%
AIM V.I. Capital Appreciation Fund                                     0.61%
AIM V.I. Capital Development Fund                                      0.75%
AIM V.I. Core Equity Fund                                              0.61%
AIM V.I. Diversified Income Fund                                       0.60%
AIM V.I. Government Securities Fund                                    0.47%
AIM V.I. Growth Fund                                                   0.63%
AIM V.I. High Yield Fund                                               0.62%
AIM V.I. International Growth Fund                                     0.74%
AIM V.I. Mid Cap Core Equity Fund                                      0.73%
AIM V.I. Money Market Fund                                             0.40%
AIM V.I. Premier Equity Fund                                           0.61%



For the year ended December 31, 2004, the annual management fee payable to the advisor pursuant to the investment advisory agreement ranged from 0.80% to 0.625%, 0.75% to 0.50%, 0.725% to 0.65% and 0.75% to 0.625%, of average daily net assets for AIM V.I. Aggressive Growth Fund, AIM V.I. Balanced Fund, AIM V.I. Basic Value Fund and AIM V.I. Blue Chip Fund, respectively, based on net asset levels. The advisor has contractually agreed to advisor fee waivers for the period January 1, 2005 to December 31, 2009 as part of its settlement with the Attorney General of New York ("NYAG"). The advisor will waive advisory fees to the extent necessary so that the advisory fee payable does not exceed the advisory fee rates after January 1, 2005. Following are the advisory fee rates before and after January 1, 2005.


      ADVISORY FEE RATES BEFORE                ADVISORY FEE RATES AFTER
        JANUARY 1, 2005 WAIVER                  JANUARY 1, 2005 WAIVER
------------------------------------------------------------------------------
                                               AIM V.I. Aggressive Growth Fund
       0.80% of the first $150 million         0.75% of the first $150 million
      0.625% of the next $4.85 billion        0.625% of the next $4.85 billion
         0.60% of the next $5 billion*            0.60% of the next $5 billion
0.575% of the excess over $10 billion*   0.575% of the excess over $10 billion
                                                        AIM V.I. Balanced Fund
       0.75% of the first $150 million         0.62% of the first $150 million
       0.50% of the next $4.85 billion         0.50% of the next $4.85 billion
        0.475% of the next $5 billion*           0.475% of the next $5 billion
 0.45% of the excess over $10 billion*    0.45% of the excess over $10 billion
                                                     AIM V.I. Basic Value Fund
      0.725% of the first $500 million        0.695% of the first $250 million
        0.70% of the next $500 million          0.67% of the next $250 million
       0.675% of the next $500 million         0.645% of the next $500 million
 0.65% of the excess over $1.5 billion          0.62% of the next $1.5 billion
                                               0.595% of the next $2.5 billion
                                                0.57% of the next $2.5 billion
                                               0.545% of the next $2.5 billion
                                          0.52% of the excess over $10 billion


------------------------------------------------------------------------------
      ADVISORY FEE RATES BEFORE                ADVISORY FEE RATES AFTER
        JANUARY 1, 2005 WAIVER                  JANUARY 1, 2005 WAIVER
                                                       AIM V.I. Blue Chip Fund
       0.75% of the first $350 million        0.695% of the first $250 million
      0.625% of the next $4.65 billion          0.67% of the next $250 million
        0.600% of the next $5 billion*         0.645% of the next $500 million
0.575% of the excess over $10 billion*          0.62% of the next $1.5 billion
                                               0.595% of the next $2.5 billion
                                                0.57% of the next $2.5 billion
                                               0.545% of the next $2.5 billion
                                          0.52% of the excess over $10 billion



* After fee waiver. These rates include AIM's voluntary agreement to waive an amount equal to 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum of 0.175% on net assets over $35 billion.


For the year ended December 31, 2004, the annual management fee payable to the advisor pursuant to the investment advisory agreement ranged from 0.75% to 0.625% of average daily net assets for AIM V.I. Capital Development Fund, based on net asset levels. The advisor has contractually agreed to advisory fee waivers for the period January 1, 2005 to June 30, 2006. The advisor will waive advisory fees to the extent necessary so that the advisory fee payable does not exceed the advisory fee rates after January 1, 2005. Following are the advisory fee rates before and after January 1, 2005.


      ADVISORY FEE RATES BEFORE                ADVISORY FEE RATES AFTER
        JANUARY 1, 2005 WAIVER                  JANUARY 1, 2005 WAIVER
------------------------------------------------------------------------------
       0.75% of the first $350 million        0.745% of the first $250 million
      0.625% of the next $4.65 billion          0.73% of the next $250 million
         0.60% of the next $5 billion*         0.715% of the next $500 million
0.575% of the excess over $10 billion*          0.70% of the next $1.5 billion
                                               0.685% of the next $2.5 billion
                                                0.67% of the next $2.5 billion
                                               0.655% of the next $2.5 billion
                                          0.64% of the excess over $10 billion


* After fee waiver. These rates include AIM's voluntary agreement to waive an amount equal to 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum of 0.175% on net assets over $35 billion.


PORTFOLIO MANAGERS

The following individuals are jointly and primarily responsible for each fund's portfolio:

AIM V.I. AGGRESSIVE GROWTH FUND


- Jay K. Rushin, Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1998.



    He is assisted by the advisor's Aggressive Growth Team, which may be comprised of portfolio managers, research analysts and other investment professionals of the advisor. Team members provide

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the team may change from time to time. More information on the team, including biographies of other members of the team, may be found on the advisor's website (http://www.aiminvestments.com). The website is not part of this prospectus.


AIM V.I. BALANCED FUND (EFFECTIVE JULY 1, 2005, AIM V.I. BASIC BALANCED FUND)


- Bret W. Stanley (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1998.

- R. Canon Coleman II, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1999. From 1997 to 1999, he was a full-time student.

- Jan H. Friedli, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1999. From 1997 to 1999, he was global fixed-income portfolio manager for Nicholas-Applegate Capital Management.

- Scot W. Johnson, Senior Portfolio Manager, who has been responsible for the fund since 2002 and has been associated with the advisor and/or its affiliates since 1994.


- Matthew W. Seinsheimer, Senior Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1998.



- Michael J. Simon, Senior Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 2001. From 1996 to 2001, he was equity analyst and portfolio manager with Luther King Capital Management.


    They are assisted by the advisor's Basic Value and Taxable Investment Grade Bond Teams, which may be comprised of portfolio managers, research analysts and other investment professionals of the advisor. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the teams may change from time to time. More information on the teams, including biographies of other members of the teams, may be found on the advisor's website (http://www.aiminvestments.com). The website is not part of this prospectus.

AIM V.I. BASIC VALUE FUND

- Bret W. Stanley (lead manager), Senior Portfolio Manager, who has been responsible for the fund since its inception in 2001 and has been associated with the advisor and/or its affiliates since 1998.

- R. Canon Coleman II, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1999.


- Matthew W. Seinsheimer, Senior Portfolio Manager, who has been responsible for the fund since its inception in 2001 and has been associated with the advisor and/or its affiliates since 1998.



- Michael J. Simon, Senior Portfolio Manager, who has been responsible for the fund since 2002 and has been associated with the advisor and/or its affiliates since 2001. From 1996 to 2001, he was equity analyst and portfolio manager for Luther King Capital Management.


    They are assisted by the advisor's Basic Value Team, which may be comprised of portfolio managers, research analysts and other investment professionals of the advisor. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the team may change from time to time. More information on the team, including biographies of other members of the team, may be found on the advisor's website (http://www.aiminvestments.com). The website is not part of this prospectus.

AIM V.I. BLUE CHIP FUND

- Monika H. Degan (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1995.

- Kirk L. Anderson, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1994.

    They are assisted by the advisor's Large Cap Growth Team, which may be comprised of portfolio managers, research analysts and other investment professionals of the advisor. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the team may change from time to time. More information on the team, including biographies of other members of the team, may be found on the advisor's website (http://www.aiminvestments.com). The website is not part of this prospectus.

AIM V.I. CAPITAL APPRECIATION FUND

- Kenneth A. Zschappel (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1990.


- Christian A. Costanzo, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1995.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

- Robert J. Lloyd, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 2000. From 1997 to 2000, he was employed by American Electric Power.

- Bryan A. Unterhalter, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1997.

    They are assisted by the advisor's Multi Cap Growth Team, which may be comprised of portfolio managers, research analysts and other investment professionals of the advisor. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the team may change from time to time. More information on the team, including biographies of other members of the team, may be found on the advisor's website (http://www.aiminvestments.com). The website is not part of this prospectus.

AIM V.I. CAPITAL DEVELOPMENT FUND


- Paul J. Rasplicka (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1994.



    He is assisted by the advisor's Mid Cap Growth and GARP (growth at a reasonable price) Team, which may be comprised of portfolio managers, research analysts and other investment professionals of the advisor. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the team may change from time to time. More information on the team, including biographies of other members of the team, may be found on the advisor's website (http://www.aiminvestments.com). The website is not part of this prospectus.


AIM V.I. CORE EQUITY FUND

- Ronald S. Sloan, Senior Portfolio Manager, who has been responsible for the fund since 2002 and has been associated with the advisor and/or its affiliates since 1998.

    He is assisted by the advisor's Mid/Large Cap Core Team, which may be comprised of portfolio managers, research analysts and other investment professionals of the advisor. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the team may change from time to time. More information on the team, including biographies of other members of the team, may be found on the advisor's website (http://www.aiminvestments.com). The website is not a part of this prospectus.


AIM V.I. DIVERSIFIED INCOME FUND



- Jan H. Friedli (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1999.



- Carolyn L. Gibbs, Senior Portfolio Manager, who has been responsible for various high yield (or non-investment grade) bond holdings in the fund since 2000 and has been otherwise associated with the fund since 1995. She has been associated with the advisor and/or its affiliates since 1992.



- Scot W. Johnson, Senior Portfolio Manager, who has been responsible for various government and mortgage holdings in the fund since 2003 and has been associated with the advisor and/or its affiliates since 1994.


    They are assisted by the advisor's Taxable Investment Grade Bond and Taxable High Yield Team, which may be comprised of portfolio managers, research analysts and other investment professionals of the advisor. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the teams may change from time to time. More information on the teams, including biographies of other members of the teams, may be found on the advisor's website (http://www.aiminvestments.com). The website is not part of this prospectus.

AIM V.I. GOVERNMENT SECURITIES FUND

- Scot W. Johnson (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1994.

- Clint W. Dudley, Portfolio Manager, who has been responsible for the fund since 2001 and has been associated with the advisor and/or its affiliates since 1998.

    They are assisted by the advisor's Taxable Investment Grade Bond Team, which may be comprised of portfolio managers, research analysts and other investment professionals of the advisor. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the team may change from time to time. More information on the team, including biographies of other members of the team, may be found on the advisor's website (http://www.aiminvestments.com). The website is not part of this prospectus.

AIM V.I. GROWTH FUND

- Lanny H. Sachnowitz (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 2002 and has been associated with the advisor and/or its affiliates since 1987.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

- James G. Birdsall, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1997.

    They are assisted by the advisor's Large Cap Growth Team, which may be comprised of portfolio managers, research analysts and other investment professionals of the advisor. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the team may change from time to time. More information on the team, including biographies of other members of the team, may be found on the advisor's website (http://www.aiminvestments.com). The website is not part of this prospectus.

AIM V.I. HIGH YIELD FUND

- Peter Ehret (co-lead manager), Senior Portfolio Manager, who has been responsible for the fund since 2001 and has been associated with the advisor and/or its affiliates since 2001. From 1992 to 2001, he was director of high yield research and portfolio manager for Van Kampen Investment Advisory Corp.

- Carolyn L. Gibbs (co-lead manager), Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1992.

- Darren S. Hughes, Portfolio Manager, who has been responsible for the fund since 2005 and has been associated with the advisor and/or its affiliates since 1992.

    They are assisted by the advisor's Taxable High Yield Team, which may be comprised of portfolio managers, research analysts and other investment professionals of the advisor. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the team may change from time to time. More information on the team, including biographies of other members of the team, may be found on the advisor's website (http://www.aiminvestments.com). The website is not part of this prospectus.

AIM V.I. INTERNATIONAL GROWTH FUND

- Clas G. Olsson (lead manager with respect to the fund's investments in Europe and Canada), Senior Portfolio Manager, who has been responsible for the fund since 1997 and has been associated with the advisor and/or its affiliates since 1994.


- Barrett K. Sides (lead manager with respect to the fund's investments in Asia Pacific and Latin America), Senior Portfolio Manager, who has been responsible for the fund since 1995 and has been associated with the advisor and/or its affiliates since 1990.


- Shuxin Cao, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1997.

- Matthew W. Dennis, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 2000. From 1996 to 2000, he was an equity strategist with ABN AMRO.


- Jason T. Holzer, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1996.


    The portfolio managers are assisted by the advisor's Asia Pacific/Latin America and Europe/Canada Teams, which may be comprised of portfolio managers, research analysts and other investment professionals of the advisor. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the teams may change from time to time. More information on the teams, including biographies of other members of the teams, may be found on the advisor's website (http://www.aiminvestments.com). The website is not part of this prospectus.

AIM V.I. MID CAP CORE EQUITY FUND

- Ronald S. Sloan, Senior Portfolio Manager, who has been responsible for the fund since its inception in 2001 and has been associated with the advisor and/or its affiliates since 1998.

    He is assisted by the advisor's Mid/Large Cap Core Team, which may be comprised of portfolio managers, research analysts and other investment professionals of the advisor. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the team may change from time to time. More information on the team, including biographies of other members of the team, may be found on the advisor's website (http://www.aiminvestments.com). The website is not a part of this prospectus.

AIM V.I. PREMIER EQUITY FUND

- Ronald S. Sloan (lead manager of the fund and lead manager of the core sub-portfolio), Senior Portfolio Manager, who has been responsible for the fund since 2004 and has been associated with the advisor and/or its affiliates since 1998.

- Lanny H. Sachnowitz (lead manager of the growth sub-portfolio), Senior Portfolio Manager, who has been responsible for the fund since 2004 and has been associated with the advisor and/or its affiliates since 1987.

- Bret W. Stanley (lead manager of the value sub-portfolio), Senior Portfolio Manager, who has been responsible for the fund since 2004 and has been associated with the advisor and/or its affiliates since 1998.

    The lead managers are assisted by the advisor's Mid/Large Cap Core, Large Cap Growth and Basic Value Teams, which may be

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

comprised of portfolio managers, research analysts and other investment professionals of the advisor. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the teams may change from time to time. More information on the teams, including biographies of other members of the teams may be found on the advisor's website (http://www.aiminvestments.com). The website is not part of this prospectus.

    The lead managers generally have final authority over all aspects of their portions of the funds' investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which the lead managers may perform these functions, and the nature of these functions, may change from time to time.

    The funds' Statement of Additional Information provides additional information about the portfolio managers' investments in each fund, a description of their compensation structure, and information regarding other accounts they manage.

OTHER INFORMATION
--------------------------------------------------------------------------------

PURCHASE AND REDEMPTION OF SHARES

Each fund ordinarily effects orders to purchase and redeem shares at the fund's next computed net asset value after it receives an order. Insurance companies participating in each fund serve as the fund's designee for receiving orders of separate accounts that invest in the fund. The funds may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the NYSE restricts or suspends trading.


    Although the funds generally intend to pay redemption proceeds solely in cash, the funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).



    Shares of the funds are offered in connection with mixed and shared funding, i.e., to separate accounts of affiliated and unaffiliated insurance companies funding variable products. The funds currently offer shares only to insurance company separate accounts. In the future, the funds may offer them to pension and retirement plans that qualify for special federal income tax treatment. The funds and AIM have applied for regulatory relief to enable the funds' shares to be sold to and held by one or more fund of funds (open-end management investment companies or series thereof that offer their shares exclusively to insurance companies, their separate accounts and/or qualified plans). The funds plan to offer their shares to fund of funds following receipt of the requested regulatory relief. Due to differences in tax treatment and other considerations, the interests of fund shareholders, including variable product owners and plan participants investing in the funds (whether directly or indirectly through fund of funds), may conflict.



    Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one insurance company separate account investing directly or indirectly in a fund could cause variable products funded through another insurance company separate account to lose their tax-deferred status, unless remedial actions were taken. The Board of the funds will monitor for the existence of any material conflicts and determine what action, if any, should be taken. A fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account (or plan) withdrawing because of a conflict.


EXCESSIVE SHORT-TERM TRADING ACTIVITY DISCLOSURES


The funds' investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the funds' shares (i.e., purchases of fund shares followed shortly thereafter by redemptions of such shares, or vice versa) may hurt the long-term performance of the funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of the funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted.


    The Board has adopted policies and procedures designed to discourage excessive short-term trading of fund shares. The funds may alter their policies and procedures at any time without giving prior notice to fund shareholders, if the advisor believes the change would be in the best interests of long-term investors.

    Pursuant to the funds' policies and procedures, AIM and its affiliates (collectively the "AIM Affiliates") currently use the following tools designed to discourage excessive short-term trading in the funds:
(1) trade activity monitoring; and
(2) the use of fair value pricing consistent with procedures approved by the Board.

    Each of these tools is described in more detail below.

    In addition, restrictions designed to discourage or curtail excessive short-term trading activity may be imposed by the insurance companies and/or their separate accounts that invest in the funds on behalf of variable product owners. Variable product owners should refer to the applicable contract and related prospectus for more details.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

TRADE ACTIVITY MONITORING

To detect excessive short-term trading activities, the AIM Affiliates will monitor, on a daily basis, selected aggregate purchase, or redemption trade orders placed by insurance companies and/or their separate accounts. The AIM Affiliates will seek to work with insurance companies to discourage variable product owners from engaging in abusive trading practices. However, the ability of the AIM Affiliates to monitor trades that are placed by variable product owners is severely if not completely limited due to the fact that the insurance companies trade with the funds through omnibus accounts, and maintain the exclusive relationship with, and are responsible for maintaining the account records of, their variable product owners. There may also be legal and technological limitations on the ability of insurance companies to impose restrictions on the trading practices of their variable product owners. As a result, there can be no guarantee that the AIM Affiliates will be able to detect or deter market timing by variable product owners.


    If, as a result of this monitoring, the AIM Affiliates believe that a variable product owner has engaged in excessive short-term trading (regardless of whether or not the insurance company's own trading restrictions are exceeded), the AIM Affiliates will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the insurance company to take action to stop such activities, or (ii) refusing to process future purchases related to such activities in the insurance company's account with the funds. AIM Affiliates will use reasonable efforts to apply the fund's policies uniformly given the potential limitations described above.


FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of the fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    See "Pricing of Shares--Determination of Net Asset Value" for more information.

RISKS
There is the risk that the funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive short-term trading. Although these policies and procedures, including the tools described above, are designed to discourage excessive short-term trading, they do not eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with the best interests of long-term investors. However, there can be no assurance that the AIM Affiliates will be able to gain access to any or all of the information necessary to detect or prevent excessive short-term trading by a variable product owner. While the AIM Affiliates and the funds may seek to take actions with the assistance of the insurance companies that invest in the funds, there is the risk that neither the AIM Affiliates nor the funds will be successful in their efforts to minimize or eliminate such activity.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each fund's shares is the fund's net asset value per share. The funds value portfolio securities for which market quotations are readily available at market value. The funds value all other securities and assets for which market quotations are not readily available at their fair value in good faith using procedures approved by the Board of the funds. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

    Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the advisor determines that the closing price of the security is unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

    The advisor may use indications of fair value from pricing services approved by the Board. In other circumstances, the advisor valuation committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, the advisor routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------


    Specific types of securities are valued as follows:

    Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board.

    Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that the advisor determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. The advisor also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where the advisor believes, at the approved degree of certainty, that the price is not reflective of current market value, the advisor will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

    Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

    Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service is unreliable, the advisor valuation committee may fair value the security using procedures approved by the Board.

    Short-term Securities: The funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM V.I. Money Market Fund values all its securities at amortized cost.

    Futures and Options: Futures and options are valued on the basis of market quotations, if available.

    Open-end Funds: To the extent a fund invests in other open-end funds, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

    The funds disclose portfolio holdings at different times and with different lag times to insurance companies issuing variable products that invest in the funds, and in annual, semi-annual and quarterly shareholder reports. Refer to such reports to determine the types of securities in which a fund has invested. You may also refer to the Statement of Additional Information to determine what types of securities in which a fund may invest. You may obtain copies of these reports or of the Statement of Additional Information from the insurance company that issued your variable product, or from the advisor as described on the back cover of this prospectus.

    Each fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or earlier NYSE closing time that day. AIM V.I. Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TAXES
The amount, timing and character of distributions to the separate account may be affected by special tax rules applicable to certain investments purchased by the fund. Variable product owners should refer to the prospectus for their variable products for information regarding the tax consequences of owning such variable product and should consult their tax advisors before investing.

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS

Each fund, other than AIM V.I. Money Market Fund, generally declares and pays dividends, if any, annually to separate accounts of insurance companies issuing the variable products. AIM V.I. Money Market Fund generally declares on each business day and pays any dividends monthly. All of the fund's distributions will consist primarily of capital gains, except for AIM V.I. Diversified Income Fund, AIM V.I. Government Securities Fund, AIM V.I. High Yield Fund and AIM V.I. Money Market Fund, which will consist primarily of ordinary income.

CAPITAL GAINS DISTRIBUTIONS

Each fund, other than AIM V.I. Money Market Fund, generally distributes long-term and short-term capital gains, if any, annually to separate accounts of insurance companies issuing the variable products. AIM V.I. Money Market Fund may distribute net realized short-term gains, if any, more frequently.

    At the election of insurance companies issuing the variable products, dividends and distributions are automatically reinvested at net asset value in shares of that fund.

SHARE CLASSES
Each fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan" which is described in this prospectus.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

DISTRIBUTION PLAN
The funds have adopted a distribution or "Rule 12b-1" plan for their Series II shares. The plan allows the funds to pay distribution fees to life insurance companies and others to promote the sale and distribution of Series II shares. The plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the funds). Because the funds pay these fees out of their assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of charges.

PAYMENTS TO INSURANCE COMPANIES

The insurance company that issued your variable product, or one of its affiliates may receive all the Rule 12b-1 distribution fees discussed above. In addition to those payments, ADI, the distributor of the funds, or one or more of its corporate affiliates, may make additional cash revenue sharing payments to the insurance company or an affiliate in connection with promotion of the funds and certain other marketing support services. ADI makes these payments from its own resources.



    ADI makes revenue sharing payments as incentives to certain insurance companies to promote the sale and retention of shares of one or more of the funds. The benefits ADI receives when it makes these payments may include, among other things, adding the funds to the list of underlying investment options in the insurance companies' variable products, and access (in some cases on a preferential basis over other competitors) to individual members of the insurance companies' sales force or to the insurance companies' management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the insurance company for including one or more of the funds in its variable products (on its "sales shelf"). ADI compensates insurance companies differently depending typically on the level and/or type of considerations provided by the insurance company. The revenue sharing payments ADI makes may be calculated on sales of shares of the funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold to the insurance company during the particular period. Such payments also may be calculated on the average daily net assets of the funds attributable to that particular insurance company ("Asset-Based Payments"), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make sales of shares of the funds and Asset-Based Payments primarily create incentives to retain assets of the funds in insurance company separate accounts.



    ADI is motivated to make the payments described above in order to promote the sale of fund shares and the retention of those investments by clients of insurance companies. To the extent insurance companies sell more shares of the funds or retain shares of the funds in their variable product owners' accounts, ADI benefits from the incremental management and other fees paid to ADI by the funds with respect to those assets.



    In addition to the payments listed above, the advisor may also reimburse insurance companies for certain administrative services provided to variable product owners. Under a Master Administrative Services Agreement, between the funds and the advisor, the advisor is entitled to receive from the funds reimbursement of its costs or such reasonable compensation as may be approved by the Board of the funds. Under this arrangement, the advisor provides, or assures that insurance companies issuing variable products will provide, certain variable product owner-related services. These services, include, but are not limited to, facilitation of variable product owners' purchase and redemption requests; distribution to existing variable product owners of copies of fund prospectuses, proxy materials, periodic fund reports, and other materials; maintenance of variable product owners' records; and fund services and communications. Currently, these administrative service payments made by the funds to the advisor are subject to an annual limit of 0.25% of the average net assets invested in the funds by each insurance company. Any amounts paid by the advisor to an insurance company in excess of 0.25% of the average net assets invested in the funds are paid by the advisor out of its own financial resources, and not out of the funds' assets.


    You can find further details in the Statement of Additional Information about these payments and the services provided by insurance companies. In certain cases these payments could be significant to the insurance company. Your insurance company may charge you additional fees or commissions, on your variable product other than those disclosed in this prospectus. You can ask your insurance company about any payments it receives from AIM, ADI, or the funds, as well as about fees and/or commissions it charges.

FUTURE FUND CLOSURES
Due to the sometime limited availability of common stocks of small-cap companies that meet the investment criteria for AIM V.I. Aggressive Growth Fund, the fund may periodically suspend or limit the offering of its shares and it will be closed to new participants when fund assets reach $200 million.

    Due to the sometime limited availability of common stocks of mid-cap companies that meet the investment criteria for AIM V.I. Mid Cap Core Equity Fund, the fund may periodically suspend or limit the offering of its shares.

    During closed periods, the funds will accept additional investments from existing participants. Also during those periods the funds will continue to pay Rule 12b-1 fees.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the financial performance of each fund's Series II shares. Certain information reflects financial results for a single Series II share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each fund (assuming reinvestment of all dividends and distributions).

    The table shows the financial highlights for a share of each fund outstanding during each of the fiscal years (or periods) indicated.


    This information has been audited by Tait, Weller & Baker, whose report, along with the fund's financial statements, is included in each fund's annual report, which is available upon request. The Board of the funds has selected new independent registered public accounting firm for the funds' current fiscal year
(2005). For more information regarding the change in independent auditors, see the Statement of Additional Information.


AIM V.I. AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------


                                                                                     MARCH 26, 2002
                                                                  YEAR ENDED          (DATE SALES
                                                                 DECEMBER 31,        COMMENCED) TO
                                                              -------------------     DECEMBER 31,
                                                               2004         2003          2002
                                                              ------       ------    --------------
Net asset value, beginning of period                          $10.55       $ 8.35       $ 10.70
---------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.10)(a)    (0.10)(a)      (0.10)
---------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 1.31         2.30         (2.25)
===================================================================================================
    Total from investment operations                            1.21         2.20         (2.35)
===================================================================================================
Net asset value, end of period                                $11.76       $10.55       $  8.35
___________________________________________________________________________________________________
===================================================================================================
Total return(b)                                                11.47%       26.35%       (21.96)%
___________________________________________________________________________________________________
===================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $5,249       $2,843       $   436
___________________________________________________________________________________________________
===================================================================================================
Ratio of expenses to average net assets                         1.41%(c)     1.40%         1.32%(d)(e)
===================================================================================================
Ratio of net investment income (loss) to average net assets    (0.93)%(c)   (1.08)%       (1.03)%(d)
___________________________________________________________________________________________________
===================================================================================================
Portfolio turnover rate(f)                                       148%          90%           85%
___________________________________________________________________________________________________
===================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total Returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.


(c) Ratios are based on average daily net assets of $3,876,067.


(d) Annualized.


(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.41% for the period ended December 31, 2002.


(f) Not annualized for periods less than one year.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


AIM V.I. BALANCED FUND (EFFECTIVE JULY 1, 2005, AIM V.I. BASIC BALANCED FUND)

--------------------------------------------------------------------------------


                                                                                     JANUARY 24, 2002
                                                                  YEAR ENDED           (DATE SALES
                                                                 DECEMBER 31,         COMMENCED) TO
                                                              -------------------      DECEMBER 31,
                                                               2004         2003           2002
                                                              ------       ------    ----------------
Net asset value, beginning of period                          $ 9.95       $ 8.73        $ 10.70
-----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.10(a)      0.12(a)        0.14(a)
-----------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 0.62         1.29          (1.86)
=====================================================================================================
    Total from investment operations                            0.72         1.41          (1.72)
=====================================================================================================
  Less dividends from net investment income                    (0.14)       (0.19)         (0.25)
=====================================================================================================
Net asset value, end of period                                $10.53       $ 9.95        $  8.73
_____________________________________________________________________________________________________
=====================================================================================================
Total return(b)                                                 7.24%       16.15%        (16.12)%
_____________________________________________________________________________________________________
=====================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $5,642       $4,133        $   733
_____________________________________________________________________________________________________
=====================================================================================================
Ratio of expenses to average net assets                         1.37%(c)     1.36%          1.42%(d)
=====================================================================================================
Ratio of net investment income to average net assets            0.99%(c)     1.22%          1.65%(d)
_____________________________________________________________________________________________________
=====================================================================================================
Portfolio turnover rate(e)                                        51%         131%            90%
_____________________________________________________________________________________________________
=====================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.


(c) Ratios are based on average daily net assets of $4,921,809.


(d) Annualized.


(e) Not annualized for periods less than one year.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

AIM V.I. BASIC VALUE FUND
--------------------------------------------------------------------------------


                                                                                                      SEPTEMBER 10, 2001
                                                                                                       (DATE OPERATIONS
                                                                    YEAR ENDED DECEMBER 31,             COMMENCED) TO
                                                              -----------------------------------        DECEMBER 31,
                                                                2004           2003        2002              2001
                                                              --------       --------    --------     ------------------
Net asset value, beginning of period                          $  10.61       $   7.96    $  10.25          $  10.00
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.01)         (0.02)      (0.01)(a)          0.00
------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   1.16           2.67       (2.28)             0.26
========================================================================================================================
    Total from investment operations                              1.15           2.65       (2.29)             0.26
========================================================================================================================
Less distributions:
  Dividends from net investment income                              --          (0.00)      (0.00)            (0.01)
========================================================================================================================
Net asset value, end of period                                $  11.76       $  10.61    $   7.96          $  10.25
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(b)                                                  10.84%         33.29%     (22.34)%            2.58%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $353,605       $253,877    $104,597          $    513
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of expenses to average net assets                           1.27%(c)       1.29%       1.41%             1.44%(d)(e)
========================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.08)%(c)     (0.24)%     (0.07)%            0.12%(e)
________________________________________________________________________________________________________________________
========================================================================================================================
Portfolio turnover rate(f)                                          14%            18%         22%                4%
________________________________________________________________________________________________________________________
========================================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for the financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.


(c) Ratios are based on average daily net assets of $297,093,467.


(d) After fee waivers and/or expense reimbursements. The ratio of expenses to average net assets before fee waivers and/or expense reimbursements was 2.88% for the period September 10, 2001 (date operations commenced) to December 31, 2001.


(e) Annualized.


(f) Not annualized for periods less than one year.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

AIM V.I. BLUE CHIP FUND
--------------------------------------------------------------------------------


                                                                                          MARCH 13, 2002
                                                                   YEAR ENDED               (DATE SALES
                                                                  DECEMBER 31,             COMMENCED) TO
                                                              ---------------------        DECEMBER 31,
                                                               2004           2003             2002
                                                              ------         ------      -----------------
Net asset value, beginning of period                          $ 6.54         $ 5.24           $  7.00
----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  0.02(a)       (0.01)(b)         (0.01)(b)
----------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 0.26           1.31             (1.75)
==========================================================================================================
    Total from investment operations                            0.28           1.30             (1.76)
==========================================================================================================
Net asset value, end of period                                $ 6.82         $ 6.54           $  5.24
__________________________________________________________________________________________________________
==========================================================================================================
Total return(c)                                                 4.28%         24.81%           (25.14)%
__________________________________________________________________________________________________________
==========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $1,463         $1,301           $   273
__________________________________________________________________________________________________________
==========================================================================================================
Ratio of expenses to average net assets                         1.36%(d)       1.38%             1.43%(e)
==========================================================================================================
Ratio of net investment income (loss) to average net assets     0.31%(a)(d)   (0.11)%           (0.28)%(e)
__________________________________________________________________________________________________________
==========================================================================================================
Portfolio turnover rate(f)                                        38%            24%               38%
__________________________________________________________________________________________________________
==========================================================================================================



(a) Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income
    (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $0.00 and (0.03)%, respectively.


(b) Calculated using average shares outstanding.


(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.


(d) Ratios are based on average daily net assets of $1,387,655.


(e) Annualized.


(f) Not annualized for periods less than one year.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

AIM V.I. CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------


                                                                                                             AUGUST 21, 2001
                                                                                                               (DATE SALES
                                                                      YEAR ENDED DECEMBER 31,                 COMMENCED) TO
                                                              ----------------------------------------        DECEMBER 31,
                                                                2004              2003          2002              2001
                                                              --------           -------       -------       ---------------
Net asset value, beginning of period                          $  21.16           $ 16.38       $ 21.70           $23.19
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.02)(a)         (0.09)(b)     (0.09)(b)        (0.04)(b)
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   1.36              4.87         (5.23)            0.45
============================================================================================================================
    Total from investment operations                              1.34              4.78         (5.32)            0.41
============================================================================================================================
Less distributions from net realized gains                          --                --            --            (1.90)
============================================================================================================================
Net asset value, end of period                                $  22.50           $ 21.16       $ 16.38           $21.70
____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(c)                                                   6.33%            29.18%       (24.52)%           1.94%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $136,982           $70,466       $23,893           $3,527
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average net assets                           1.16%(d)          1.10%         1.10%            1.09%(e)
============================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.16)%(a)(d)     (0.48)%       (0.52)%          (0.46)%(e)
____________________________________________________________________________________________________________________________
============================================================================================================================
Portfolio turnover rate(f)                                          74%               61%           67%              65%
____________________________________________________________________________________________________________________________
============================================================================================================================



(a) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment (loss) to average net assets excluding the special dividend are $(0.08) and (0.42)%, respectively.


(b) Calculated using average shares outstanding.


(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.


(d) Ratios are based on average daily net assets of $94,873,436.


(e) Annualized.


(f) Not annualized for periods less than one year.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

AIM V.I. CAPITAL DEVELOPMENT FUND
--------------------------------------------------------------------------------


                                                                                                        AUGUST 21, 2001
                                                                                                          (DATE SALES
                                                                   YEAR ENDED DECEMBER 31,               COMMENCED) TO
                                                              ----------------------------------         DECEMBER 31,
                                                               2004            2003       2002               2001
                                                              -------         -------    -------        ---------------
Net asset value, beginning of period                          $ 12.64         $  9.36    $ 11.94            $11.88
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.06)(a)       (0.03)     (0.03)(a)         (0.01)
-----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  1.99            3.31      (2.55)             0.07
=======================================================================================================================
    Total from investment operations                             1.93            3.28      (2.58)             0.06
=======================================================================================================================
Net asset value, end of period                                $ 14.57         $ 12.64    $  9.36            $11.94
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(b)                                                 15.27%          35.04%    (21.61)%            0.50%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $71,339         $33,550    $14,969            $2,767
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of expenses to average net assets                          1.35%(c)        1.38%      1.39%             1.41%(d)
=======================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.46)%(c)      (0.38)%    (0.33)%           (0.41)%(d)
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate(e)                                         93%             95%       121%              125%
_______________________________________________________________________________________________________________________
=======================================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less then one year and do not reflect charges assessed in connections with a variable product, which if included would reduce total returns.


(c) Ratios are based on average daily net assets of $51,584,582.


(d) Annualized.


(e) Not annualized for periods less than one year.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

AIM V.I. CORE EQUITY FUND
--------------------------------------------------------------------------------


                                                                                                              OCTOBER 24, 2001
                                                                                                                (DATE SALES
                                                                       YEAR ENDED DECEMBER 31,                 COMMENCED) TO
                                                              -----------------------------------------         DECEMBER 31,
                                                                2004               2003          2002               2001
                                                              --------           --------       -------       ----------------
Net asset value, beginning of period                           $20.85             $16.94        $ 20.19            $18.97
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   0.21(a)            0.12(b)        0.07(b)          (0.00)
------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  1.60               3.96          (3.26)             1.23
==============================================================================================================================
    Total from investment operations                             1.81               4.08          (3.19)             1.23
==============================================================================================================================
Less dividends from net investment income                       (0.18)             (0.17)         (0.06)            (0.01)
==============================================================================================================================
Net asset value, end of period                                 $22.48             $20.85        $ 16.94            $20.19
______________________________________________________________________________________________________________________________
==============================================================================================================================
Total return(c)                                                  8.67%             24.15%        (15.79)%            6.49%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $4,173             $3,808        $ 1,949            $  400
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratio of expenses to average net assets                          1.16%(d)           1.06%(e)       1.03%             1.03%(f)
==============================================================================================================================
Ratio of net investment income (loss) to average net assets      1.00%(a)(d)        0.66%          0.42%            (0.10)%(f)
______________________________________________________________________________________________________________________________
==============================================================================================================================
Portfolio turnover rate(g)                                         52%                31%           113%               73%
______________________________________________________________________________________________________________________________
==============================================================================================================================



(a) Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income per share and the ratio of net investment to average net assets excluding the special dividend are $0.14 and 0.67%, respectively.


(b) Calculated using average shares outstanding.


(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.


(d) Ratios are based on average daily net assets of $3,949,042.


(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.07%.


(f) Annualized.


(g) Not annualized for periods less than one year.

                          ----------------------------

                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

AIM V.I. DIVERSIFIED INCOME FUND
--------------------------------------------------------------------------------




                                                                                        MARCH 14, 2002
                                                                  YEAR ENDED             (DATE SALES
                                                                 DECEMBER 31,           COMMENCED) TO
                                                              -------------------        DECEMBER 31,
                                                               2004         2003             2002
                                                              ------       ------       --------------
Net asset value, beginning of period                          $8.78        $8.58            $ 8.97
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                        0.33(a)      0.40(a)           0.42(a)
------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                0.08         0.37             (0.08)
======================================================================================================
    Total from investment operations                           0.41         0.77              0.34
======================================================================================================
Less dividends from net investment income                     (0.52)       (0.57)            (0.73)
======================================================================================================
Net asset value, end of period                                $8.67        $8.78            $ 8.58
______________________________________________________________________________________________________
======================================================================================================
Total return(b)                                                4.69%        9.02%             3.90%
______________________________________________________________________________________________________
======================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $ 980        $ 762            $  124
______________________________________________________________________________________________________
======================================================================================================
Ratio of expenses to average net assets                        1.26%(c)     1.20%             1.19%(d)
======================================================================================================
Ratio of net investment income to average net assets           3.76%(c)     4.46%             5.90%(d)
______________________________________________________________________________________________________
======================================================================================================
Portfolio turnover rate(e)                                      113%         153%               86%
______________________________________________________________________________________________________
======================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.


(c) Ratios are based on average daily net assets of $894,859.


(d) Annualized.


(e) Not annualized for periods less than one year.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

AIM V.I. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------




                                                                                                  SEPTEMBER 19, 2001
                                                                                                     (DATE SALES
                                                                  YEAR ENDED DECEMBER 31,           COMMENCED) TO
                                                              --------------------------------       DECEMBER 31,
                                                               2004          2003       2002             2001
                                                              -------       -------    -------    ------------------
Net asset value, beginning of period                          $ 12.17       $ 12.35    $ 11.52          $11.84
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.36(a)       0.33(a)    0.46(a)         0.16(a)
--------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (0.08)        (0.22)      0.60           (0.14)
====================================================================================================================
    Total from investment operations                             0.28          0.11       1.06            0.02
====================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.44)        (0.29)     (0.23)          (0.34)
--------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            --         (0.00)        --              --
====================================================================================================================
    Total distributions                                         (0.44)        (0.29)     (0.23)          (0.34)
====================================================================================================================
Net asset value, end of period                                $ 12.01       $ 12.17    $ 12.35          $11.52
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(b)                                                  2.27%         0.93%      9.25%           0.22%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $17,728       $22,325    $14,926          $  946
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets                          1.12%(c)      1.01%      1.06%           1.41%(d)
====================================================================================================================
Ratio of net investment income to average net assets             2.95%(c)      2.68%      3.76%           4.76%(d)
====================================================================================================================
Ratio of interest expense to average net assets                  0.09%(c)      0.01%      0.01%           0.28%(d)
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate(e)                                         95%          265%       170%            199%
____________________________________________________________________________________________________________________
====================================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year do not reflect charges assessed in connection with a variable product which if included would reduce total returns.


(c) Ratios are based on average daily net assets of $19,206,467.


(d) Annualized.


(e) Not annualized for periods less than one year.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

AIM V.I. GROWTH FUND
--------------------------------------------------------------------------------


                                                                                                            SEPTEMBER 19, 2001
                                                                                                               (DATE SALES
                                                                     YEAR ENDED DECEMBER 31,                  COMMENCED) TO
                                                              --------------------------------------           DECEMBER 31,
                                                               2004            2003           2002                 2001
                                                              -------         ------         -------        ------------------
Net asset value, beginning of period                          $ 14.75         $11.27         $ 16.36              $14.67
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.04)(a)      (0.03)          (0.06)(b)           (0.02)(b)
------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  1.22           3.51           (5.03)               1.75
==============================================================================================================================
    Total from investment operations                             1.18           3.48           (5.09)               1.73
==============================================================================================================================
Less dividends from net investment income                          --             --              --               (0.04)
==============================================================================================================================
Net asset value, end of period                                $ 15.93         $14.75         $ 11.27              $16.36
______________________________________________________________________________________________________________________________
==============================================================================================================================
Total return(c)                                                  8.00%         30.88%         (31.11)%             11.79%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $13,163         $9,803         $ 2,733              $  604
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratio of expenses to average net assets                          1.16%(d)       1.14%           1.16%               1.17%(e)
==============================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.29)%(a)(d)  (0.38)%         (0.46)%             (0.46)%(e)
______________________________________________________________________________________________________________________________
==============================================================================================================================
Portfolio turnover rate(f)                                         88%           101%            195%                239%
______________________________________________________________________________________________________________________________
==============================================================================================================================



(a) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment (loss) to average net assets excluding the special dividend are $(0.06) and (0.39)%, respectively.


(b) Calculated using average shares outstanding.


(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.


(d) Ratios are based on average daily net assets of $11,877,028.


(e) Annualized.


(f) Not annualized for periods less than one year.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

AIM V.I. HIGH YIELD FUND
--------------------------------------------------------------------------------


                                                                                     MARCH 26, 2002
                                                                  YEAR ENDED          (DATE SALES
                                                                 DECEMBER 31,        COMMENCED) TO
                                                              -------------------     DECEMBER 31,
                                                               2004         2003          2002
                                                              ------       ------    --------------
Net asset value, beginning of period                          $ 5.95       $ 4.99        $ 5.27
---------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.41(a)      0.49(a)       0.38(a)
---------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 0.24         0.90         (0.66)
---------------------------------------------------------------------------------------------------
  Net increase from payments by affiliates                      0.01           --            --
---------------------------------------------------------------------------------------------------
    Total from investment operations                            0.66         1.39         (0.28)
===================================================================================================
Less distributions:
  Dividends from net investment income                         (0.18)       (0.43)           --
===================================================================================================
Net asset value, end of period                                $ 6.43       $ 5.95        $ 4.99
___________________________________________________________________________________________________
===================================================================================================
Total return(b)                                                11.14%(c)    27.89%        (5.31)%
___________________________________________________________________________________________________
===================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $1,072       $1,251        $  142
___________________________________________________________________________________________________
===================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                1.24%(d)     1.45%         1.45%(e)
---------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             1.29%(d)     1.45%         1.55%(e)
===================================================================================================
Ratio of net investment income to average net assets            6.59%(d)     8.29%        10.05%(e)
___________________________________________________________________________________________________
===================================================================================================
Portfolio turnover rate(f)                                       131%         101%           74%
___________________________________________________________________________________________________
===================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholders transactions. Total returns are not annualized and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.


(c) Total return is after reimbursement by the advisor for the economic loss on security rights that expired with value in error. Total return before reimbursement by the advisor was 10.96%


(d) Ratios are based on average daily net assets of $1,009,909.


(e) Annualized.


(f) Not annualized for periods less than one year.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

AIM V.I. INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------


                                                                                                  SEPTEMBER 19, 2001
                                                                                                     (DATE SALES
                                                                  YEAR ENDED DECEMBER 31,           COMMENCED) TO
                                                              --------------------------------       DECEMBER 31,
                                                               2004          2003       2002             2001
                                                              -------       -------    -------    ------------------
Net asset value, beginning of period                          $ 15.97       $ 12.45    $ 14.90          $14.42
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.11(a)       0.06(a)    0.03(a)         0.01(a)
--------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  3.66          3.51      (2.40)           0.93
====================================================================================================================
    Total from investment operations                             3.77          3.57      (2.37)           0.94
====================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.09)        (0.05)     (0.08)          (0.05)
--------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            --            --         --           (0.41)
====================================================================================================================
    Total distributions                                         (0.09)        (0.05)     (0.08)          (0.46)
====================================================================================================================
Net asset value, end of period                                $ 19.65       $ 15.97    $ 12.45          $14.90
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(b)                                                 23.63%        28.68%    (15.89)%          6.63%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $21,497       $10,972    $ 4,751          $  374
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets                          1.39%(c)      1.35%      1.31%(d)         1.30%(e)
====================================================================================================================
Ratio of net investment income to average net assets             0.65%(c)      0.44%      0.19%           0.22%(e)
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate(f)                                         48%           79%        71%            109%
____________________________________________________________________________________________________________________
====================================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.


(c) Ratios are based on average daily net assets of $14,258,903.


(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.34% for the year ended December 31, 2002.


(e) Annualized.


(f) Not annualized for periods less than one year.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

AIM V.I. MID CAP CORE EQUITY FUND
--------------------------------------------------------------------------------


                                                                                                      SEPTEMBER 10, 2001
                                                                                                       (DATE OPERATIONS
                                                                   YEAR ENDED DECEMBER 31,              COMMENCED) TO
                                                              ---------------------------------          DECEMBER 31,
                                                               2004          2003        2002                2001
                                                              -------       ------      -------       ------------------
Net asset value, beginning of period                          $ 12.01       $ 9.51      $ 10.71             $10.00
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.00)(a)    (0.03)(a)    (0.04)(a)          (0.01)
------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  1.62         2.60        (1.16)              0.73
========================================================================================================================
    Total from investment operations                             1.62         2.57        (1.20)              0.72
========================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.00)          --           --              (0.01)
------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.59)       (0.07)          --                 --
========================================================================================================================
Net asset value, end of period                                $ 13.04       $12.01      $  9.51             $10.71
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(b)                                                 13.57%       27.05%      (11.20)%             7.22%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $33,495       $4,874      $ 1,214             $  536
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of expenses to average net assets                          1.29%(c)     1.32%        1.45%(d)           1.44%(d)(e)
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets     (0.00)%(c)   (0.24)%      (0.37)%            (0.25)%(e)
________________________________________________________________________________________________________________________
========================================================================================================================
Portfolio turnover rate(f)                                         55%          37%          36%                20%
________________________________________________________________________________________________________________________
========================================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.


(c) Ratios are based on average daily net assets of $15,268,262.


(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.55% and 5.44% (annualized), for the year ended December 31, 2002 and September 10, 2001 (Date operations commenced) to December 31, 2001, respectively.


(e) Annualized.


(f) Not annualized for periods less than one year.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

AIM V.I. MONEY MARKET FUND
--------------------------------------------------------------------------------



                                                                                                 DECEMBER 16, 2001
                                                                                                 (DATE SALES
                                                                  YEAR ENDED DECEMBER 31,        COMMENCED) TO
                                                              -------------------------------    DECEMBER 31,
                                                               2004          2003       2002        2001
                                                              -------       -------    ------    -----------------
Net asset value, beginning of period                          $  1.00       $  1.00    $ 1.00          $1.00
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.00         0.003      0.01           0.00
==================================================================================================================
Less distributions from net investment income                   (0.00)       (0.003)    (0.01)         (0.00)
==================================================================================================================
Net asset value, end of period                                $  1.00       $  1.00    $ 1.00          $1.00
__________________________________________________________________________________________________________________
==================================================================================================================
Total return(a)                                                  0.44%         0.33%     0.93%          0.05%
__________________________________________________________________________________________________________________
==================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $ 6,076       $ 2,382    $7,831          $ 997
==================================================================================================================
Ratio of expenses to average net assets                          1.00%(b)      0.91%     0.92%          0.89%(c)
==================================================================================================================
Ratio of net investment income to average net assets             0.42%(b)      0.34%     0.93%          3.11%(c)
__________________________________________________________________________________________________________________
==================================================================================================================



(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.


(b) Ratios are based on average daily net assets of $3,592,467.


(c) Annualized.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

AIM V.I. PREMIER EQUITY FUND
--------------------------------------------------------------------------------


                                                                                                             SEPTEMBER 19, 2001
                                                                                                                (DATE SALES
                                                                      YEAR ENDED DECEMBER 31,                  COMMENCED) TO
                                                              ---------------------------------------           DECEMBER 31,
                                                               2004            2003            2002                 2001
                                                              -------         -------         -------        ------------------
Net asset value, beginning of period                          $ 20.14         $ 16.17         $ 23.34              $21.00
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   0.09(a)         0.04(b)        (0.00)(b)           (0.00)(b)
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  1.02            3.97           (7.10)               2.85
===============================================================================================================================
    Total from investment operations                             1.11            4.01           (7.10)               2.85
===============================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.07)          (0.04)          (0.07)              (0.03)
-------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            --              --              --               (0.48)
===============================================================================================================================
    Total distributions                                         (0.07)          (0.04)          (0.07)              (0.51)
===============================================================================================================================
Net asset value, end of period                                $ 21.18         $ 20.14         $ 16.17              $23.34
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(c)                                                  5.49%          24.83%         (30.44)%             13.66%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $26,749         $22,414         $10,834              $  687
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets                          1.15%(d)(e)     1.10%           1.10%               1.10%(f)
===============================================================================================================================
Ratio of net investment income (loss) to average net assets      0.53%(a)(d)     0.23%          (0.01)%             (0.01)%(f)
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate(g)                                         92%             50%             46%                 40%
_______________________________________________________________________________________________________________________________
===============================================================================================================================



(a) Net investment income per share and the ratio of Net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income per share and the ratio of Net investment to average net assets excluding the special dividend are $0.06 and 0.37%, respectively.


(b) Calculated using average shares outstanding.


(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.


(d) Ratios are based on average daily net assets of $23,999,432.


(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.16%.


(f) Annualized.


(g) Not annualized for periods less than one year.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the funds and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about each fund's investments. The funds' annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. Beginning with the fiscal periods ending after July 9, 2004, the funds also file their complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you wish to obtain free copies of the funds' current SAI or annual or semiannual reports, please contact the insurance company that issued your variable product, or you may contact us at

BY MAIL:               A I M Distributors, Inc.
                       11 Greenway Plaza, Suite 100
                       Houston, TX 77046-1173

BY TELEPHONE:          (800) 410-4246

Because you cannot purchase shares of the funds directly, these documents have not been made available on our website.
The funds' most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable products that invest in the funds.

You can also review and obtain copies of the funds' SAI, financial reports, the funds' Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Room, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

-------------------------------------------
   AIM Variable Insurance Funds Series II
   SEC 1940 Act file number: 811-7452
-------------------------------------------

AIMinvestments.com  VI-PRO-2
                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                 --Registered Trademark--          --Registered Trademark--

                                           AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

                                                                     PROSPECTUS
                                                                 APRIL 29, 2005

Series I shares

Shares of the fund are currently offered only to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. AIM V.I. Dent Demographic Trends Fund seeks to provide long-term growth of capital.


Effective July 1, 2005, the name of the fund will be changed to AIM V.I. Demographic Trends Fund.


--------------------------------------------------------------------------------


This prospectus contains important information about the Series I class shares (Series I shares) of the fund. Please read it before investing and keep it for future reference.


As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund;
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                 --Registered Trademark--          --Registered Trademark--

                     -------------------------------------
                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND
                     -------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND STRATEGIES                  1
------------------------------------------------------
PRINCIPAL RISKS OF INVESTING IN THE FUND             1
------------------------------------------------------
DISCLOSURE OF PORTFOLIO HOLDINGS                     1
------------------------------------------------------
PERFORMANCE INFORMATION                              2
------------------------------------------------------
Annual Total Returns                                 2
Performance Table                                    3

FEE TABLE AND EXPENSE EXAMPLE                        4
------------------------------------------------------
Fees and Expenses of the Fund                        4
Expense Example                                      4
Hypothetical Investment and Expense
  Information                                        5
FUND MANAGEMENT                                      6
------------------------------------------------------
The Advisors                                         6
Advisor Compensation                                 7
Portfolio Managers                                   7
OTHER INFORMATION                                    8
------------------------------------------------------
Purchase and Redemption of Shares                    8
Excessive Short-Term Trading Activity
  Disclosures                                        8
Trade Activity Monitoring                            8
Fair Value Pricing                                   9
Risks                                                9
Pricing of Shares                                    9
Taxes                                               10
Dividends and Distributions                         10
Share Classes                                       10
Payments to Insurance Companies                     10
FINANCIAL HIGHLIGHTS                                12
------------------------------------------------------
OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------


The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

    Shares of the fund are used as investment vehicles for variable annuity contracts and variable life insurance policies (variable products) issued by certain insurance companies. You cannot purchase shares of the fund directly. As an owner of a variable product (variable product owner) that offers the fund as an investment option, however, you may allocate your variable product values to a separate account of the insurance company that invests in shares of the fund.

    Your variable product is offered through its own prospectus, which contains information about your variable product, including how to purchase the variable product and how to allocate variable product values to the fund.

                     -------------------------------------
                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND
                     -------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital. The investment objective of the fund may be changed by the Board of Trustees (the Board) without shareholder approval.

    The fund seeks to meet its objective by investing in securities of companies that are likely to benefit from changing demographic, economic and lifestyle trends. These securities may include common stocks, convertible bonds, convertible preferred stocks and warrants of companies within a broad range of market capitalizations. The fund may also invest up to 25% of its total assets in foreign securities. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The portfolio managers purchase securities of companies that have experienced, or that they believe have the potential for, above-average, long-term growth in revenues and earnings. The portfolio managers consider whether to sell a particular security when they believe the security no longer has that potential.

    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objective. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds.

    A larger position in cash or cash equivalents could also detract from the achievement of the fund's objective, but could also reduce the fund's exposure in the event of a market downturn.

    The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. This is especially true with respect to equity securities of small- and medium-sized companies, whose prices may go up and down more than the prices of equity securities of larger, more established companies. Also, since equity securities of small- and medium-sized companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the fund to sell securities at a desired price.

    The values of the convertible securities in which the fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.

    Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

    To the extent the fund holds cash or cash equivalents for risk management, the fund may not achieve its investment objective.

    If the seller of a repurchase agreement in which the fund invests defaults on its obligation or declares bankruptcy, the fund may experience delays in selling the securities underlying the repurchase agreement. As a result, the fund may incur losses arising from decline in the value of those securities, reduced levels of income and expenses of enforcing its rights.


    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information.

                     -------------------------------------
                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND
                     -------------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance. All performance shown assumes the reinvestment of dividends and capital gains. The bar chart shown does not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Series I shares from year to year.


                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
2000...................................................................  -17.90%
2001...................................................................  -31.91%
2002...................................................................  -32.20%
2003...................................................................   37.47%
2004...................................................................    8.25%




    During the period shown in the bar chart, the highest quarterly return was 23.67% (quarter ended December 31, 2001) and the lowest quarterly return was -31.55% (quarter ended March 31, 2001).

                     -------------------------------------
                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND
                     -------------------------------------

PERFORMANCE TABLE

The following performance table compares the fund's performance to those of an unmanaged broad-based securities market index, style-specific index and peer-group index. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below. A fund's past performance is not necessarily an indication of its future performance. The performance table shown below does not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower.


AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------------------
(for the periods ended                                          SINCE         INCEPTION
December 31, 2004)                        1 YEAR   5 YEARS    INCEPTION          DATE
-------------------------------------------------------------------------------------------
AIM V.I. Dent Demographic Trends Fund(1)   8.25%   (10.82)%     (10.81)%        12/29/99
Standard & Poor's 500 Index(2,3)          10.87%    (2.30)%   (2.30)%(4)        12/31/99(4)
Russell 3000--Registered Trademark--
  Growth Index(3,5)                        6.93%    (8.87)%   (8.87)%(4)        12/31/99(4)
Lipper Multi-Cap Growth Fund Index(3,6)   11.26%    (7.00)%   (7.00)%(4)        12/31/99(4)
-------------------------------------------------------------------------------------------



(1) Effective July 1, 2005, the name of the fund will be changed to AIM V.I. Demographic Trends Fund.


(2) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance. The fund has also included the Russell 3000--Registered Trademark-- Growth Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Multi-Cap Growth Fund Index (which may or may not include the fund) is included for comparison to a peer-group.


(3) The indices may not reflect payment of fees, expenses or taxes.


(4) The average annual total return given is since the month end closest to the inception date of the fund's Series I shares.


(5) The Russell 3000--Registered Trademark-- Growth Index measures the performance of those Russell 3000--Registered Trademark-- Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are members of either the Russell 1000--Registered Trademark-- Growth or Russell 2000--Registered Trademark-- Growth indices.


(6) The Lipper Multi-Cap Growth Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Multi-Cap Growth category. These funds, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap funds typically have between 25% and 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-Cap Growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three year sales-per-share growth value, compared to the S&P 500 index.

                     -------------------------------------
                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND
                     -------------------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable product owner buys, holds, or redeems interest in an insurance company separate account that invests in the Series I shares of the fund but does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.

SHAREHOLDER FEES
--------------------------------------------------------------------------------
(fees paid directly from
your investment)                                                SERIES I SHARES
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                           N/A

Maximum Deferred Sales Charge (Load)                                  N/A
--------------------------------------------------------------------------------

"N/A" in the above table means "not applicable."


ANNUAL FUND OPERATING EXPENSES (SERIES I SHARES)(1)
--------------------------------------------------------------------------------
(expenses that are deducted
from Series I share assets)                                     SERIES I SHARES
--------------------------------------------------------------------------------
Management Fees(2)                                                    0.77%

Other Expenses                                                        0.37

Total Annual Fund Operating Expenses                                  1.14

Fee Waiver(3,4)                                                       0.08

Net Annual Fund Operating Expenses                                    1.06
--------------------------------------------------------------------------------



(1) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2004 and are expressed as a percentage of the fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.


(2) Effective July 1, 2004, the Board of Trustees approved an amendment to the master investment advisory agreement. Under the amended master investment advisory agreement, the management fee for the fund has been reduced from 0.85% to 0.77%. Management Fees reflect this agreement.


(3) The fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 1.30% of average daily nets assets for each series portfolio of AIM Variable Insurance Funds. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest, (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the fund's day-to-day operations), or items designated as such by the fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vii) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the fund benefits are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund. The expense limitation is in effect through April 30, 2006.


(4) Effective January 1, 2005 through December 31, 2009, the advisor has contractually agreed to waive a portion of its advisory fees. The fee waiver reflects this agreement. (See "Fund Management - Advisor Compensation")


EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in the Series I shares of the fund with the cost of investing in other mutual funds. This example does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.


    The example assumes that you invest $10,000 in the fund's Series I shares for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and includes the effect of any contractual fee waivers and/or expense reimbursements. To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:



SERIES I SHARES                       1 YEAR        3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------------------
AIM V.I. Dent Demographic Trends
Fund (effective July 1, 2005,
AIM V.I. Demographic Trends
Fund)                                  $108           $337           $585          $1,346
--------------------------------------------------------------------------------------------

                     -------------------------------------
                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND
                     -------------------------------------


HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION



The following supplemental hypothetical investment information provides additional information in a different format from the preceding Fee Table about the effect of a fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. Because a fund's annual return when quoted is already reduced by the fund's fees and expenses for that year, this hypothetical expense information is intended to help you understand the annual and cumulative impact of a fund's fees and expenses on your investment. Assuming a hypothetical investment of $10,000 in the fund and a 5% return before expenses each year, the chart shows the cumulative return before expenses, the cumulative return after expenses, the ending balance and the estimated annual expenses for each year one through ten. The chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The annual expense ratio, which is the same as stated in the Fee Table above, is reflected in the chart and is net of any contractual fee waiver or expense reimbursement. There is no assurance that the current annual expense ratio will be the expense ratio for the fund. To the extent that the advisor makes any waivers or reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account any fees and expenses assessed in connection with your variable product; if they did, the expenses shown would be higher, while the ending balance shown would be lower. YOU SHOULD UNDERSTAND THAT THIS IS ONLY A HYPOTHETICAL PRESENTATION MADE TO ILLUSTRATE WHAT EXPENSES AND RETURNS WOULD BE UNDER THE ABOVE SCENARIOS; YOUR ACTUAL RETURNS AND EXPENSES ARE LIKELY TO DIFFER (HIGHER OR LOWER) FROM THOSE SHOWN BELOW.


SERIES I--ANNUAL EXPENSE RATIO
             1.06%                 YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                            5.00%          10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                            3.94%           8.04%       12.29%       16.72%       21.31%
End of Year Balance              $10,394.00      $10,803.52   $11,229.18   $11,671.61   $12,131.47
Estimated Annual Expenses        $   108.09      $   112.35   $   116.77   $   121.37   $   126.16
--------------------------------------------------------------------------------------------------

SERIES I--ANNUAL EXPENSE RATIO
             1.06%                 YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
Cumulative Return Before
  Expenses                           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                           26.09%       31.06%       36.23%       41.59%       47.17%
End of Year Balance              $12,609.45   $13,106.27   $13,622.65   $14,159.39   $14,717.27
Estimated Annual Expenses        $   131.13   $   136.29   $   141.66   $   147.24   $   153.05
--------------------------------------------------------------------------------------------------

                     -------------------------------------
                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND
                     -------------------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS

A I M Advisors, Inc. (the advisor or AIM) serves as the fund's investment advisor and is responsible for its day to day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including the fund's investment decisions, the execution of securities transactions, and obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

    H.S. Dent Advisors, Inc. (the subadvisor) serves as the fund's subadvisor, and is located at 6515 Gwin Road, Oakland, California 94611. The subadvisor is responsible for providing the advisor with macroeconomic, thematic, demographic, lifestyle trends and sector research, custom reports and investment and market capitalization recommendations for the fund. The subadvisor has acted as an investment advisor since 1999.


    AIM and the subadvisor have agreed to terminate the sub-advisory agreement with respect to the fund. The sub-advisory agreement therefore will expire at the end of its current term on June 30, 2005. All references in this prospectus to the "subadvisor" are hereby deleted, as of the close of business on June 30, 2005.


    The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 200 investment portfolios, including the fund, encompassing a broad range of investment objectives.

    On October 8, 2004, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds) and AIM reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission
(SEC), the New York Attorney General (NYAG) and the Colorado Attorney General
(COAG), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM funds that they advised and to the independent directors/trustees of such funds that they had entered into certain arrangements permitting market timing of such funds, thereby breaching their fiduciary duties to such funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. (ADI) (the distributor of the retail AIM funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.


    Under the settlements, $325 million will be made available for distribution to the shareholders of those AIM funds that IFG formerly advised that were harmed by market timing activity, and $50 million will be made available for distribution to the shareholders of those AIM funds advised by AIM that were harmed by market timing activity. These settlement funds will be distributed in accordance with a methodology to be determined by an independent distribution consultant, in consultation with AIM and the independent trustees of the AIM funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and the COAG, AIM has also agreed to reduce management fees on certain AIM equity and balanced funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees during this period. In addition, as required by the settlements, AIM is undertaking certain governance and compliance reforms and reviewing its policies and procedures.



    At the request of the trustees of the AIM funds, AMVESCAP PLC (AMVESCAP), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by such funds related to market timing matters.


    The independent trustees of the AIM funds have been assisted by their own independent counsel and financial expert in their own investigation of market timing activity in the AIM funds. A special committee, consisting of four independent trustees, was formed to oversee this investigation. None of the costs of this investigation will be borne by the AIM funds or by fund shareholders.

    IFG, AIM, certain related entities, certain of their current and former officers and/or certain of the AIM funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. Additional regulatory inquiries related to these or other issues may be received by the AIM funds, IFG, AIM and/or related entities and individuals in the future.


    A number of private civil lawsuits related to market timing, late trading and related issues have been filed against (depending on the lawsuit) certain of the AIM funds, IFG, AIM, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties. All such lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland for consolidated or coordinated pre-trial proceedings. Other private civil lawsuits have been filed against (depending on the lawsuit) IFG, AIM, ADI, certain related entities, certain of their current and former officers and/or certain of the AIM funds and their trustees alleging the improper use of fair value pricing, excessive advisory and/or distribution fees, improper charging of distribution fees on limited offering funds or share classes and improper mutual fund sales

                     -------------------------------------
                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND
                     -------------------------------------

practices and directed-brokerage arrangements and participation in class action settlements.


    Additional civil lawsuits related to the above or other issues may be filed by private litigants or by regulators against the AIM funds, IFG, AIM and/or related entities and individuals in the future.



    You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's statement of additional information and on AIM's Internet website under the heading "Settled Enforcement Actions and Investigations Related to Market Timing, Regulatory Inquiries and Pending Litigation" (http://www.aiminvestments.com/regulatory).


    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION


During the fiscal year ended December 31, 2004, the advisor received compensation of 0.81% of the average daily net assets. The annual management fee payable to the advisor pursuant to the investment advisory agreement ranged from 0.77% to 0.72% of average daily net assets, based on net asset levels. The advisor has contractually agreed to advisory fee waivers for the period January 1, 2005 to December 31, 2009 as part of its settlement with the Attorney General of New York ("NYAG"). Following are the advisory fee rates before and after January 1, 2005.


ADVISORY FEE RATES BEFORE        ADVISORY FEE RATES AFTER
JANUARY 1, 2005 WAIVER           JANUARY 1, 2005 WAIVER
--------------------------------------------------------------
0.77% of the first $2 billion         0.695% of the first $250
 0.72% of the next $3 billion                          million
        0.695% of the next $5           0.67% of the next $250
                     billion*                          million
 0.67% of the excess over $10          0.645% of the next $500
                     billion*                          million
                                        0.62% of the next $1.5
                                                       billion
                                     0.595% of the excess over
                                                  $2.5 billion
                                        0.57% of the next $2.5
                                                       billion
                                       0.545% of the next $2.5
                                                       billion
                                  0.52% of the excess over $10
                                                       billion


* After fee waiver. These rates include AIM's voluntary agreement to waive an amount equal to 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum of 0.175% on net assets over $35 billion.


PORTFOLIO MANAGERS

The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:

- Lanny H. Sachnowitz (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1987. As the lead manager, Mr. Sachnowitz generally has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Mr. Sachnowitz may perform these functions, and the nature of these functions, may change from time to time.

- Kirk L. Anderson, Portfolio Manger, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1994.

- James G. Birdsall, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1997.

    They are assisted by the advisor's Large Cap Growth Team, which may be comprised of portfolio managers, research analysts and other investment professionals of the advisor. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the team may change from time to time. More information on the team, including biographies of other members of the team, may be found on the advisor's website (http://www.aiminvestments.com). The website is not part of this prospectus.

    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.

                     -------------------------------------
                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND
                     -------------------------------------

OTHER INFORMATION
--------------------------------------------------------------------------------

PURCHASE AND REDEMPTION OF SHARES

The fund ordinarily effects orders to purchase and redeem shares at the fund's next computed net asset value after it receives an order. Insurance companies participating in the fund serve as the fund's designee for receiving orders of separate accounts that invest in the fund. The fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.


    Although the fund generally intends to pay redemption proceeds solely in cash, the fund reserves the right to determine, in its sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).



    Shares of the fund are offered in connection with mixed and shared funding, i.e., to separate accounts of affiliated and unaffiliated insurance companies and feeder funds, funding variable products. The fund currently offers shares only to insurance company separate accounts. In the future, the fund may offer them to pension and retirement plans that qualify for special federal income tax treatment. The fund and AIM have applied for regulatory relief to enable the fund's shares to be sold to and held by one or more fund of funds (open-end management investment companies or series thereof that offer their shares exclusively to insurance companies, their separate accounts and/or qualified plans). The fund plans to offer its shares to fund of funds following receipt of the requested regulatory relief. Due to differences in tax treatment and other considerations, the interests of fund shareholders, including variable product owners and plan participants investing in the fund (whether directly or indirectly through fund of funds), may conflict.



    Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one insurance company separate account investing directly or indirectly in a fund could cause variable products funded through another insurance company separate account to lose their tax-deferred status, unless remedial actions were taken. The Board of Trustees of the fund will monitor for the existence of any material conflicts and determine what action, if any, should be taken. A fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account (or plan) withdrawing because of a conflict.


EXCESSIVE SHORT-TERM TRADING ACTIVITY DISCLOSURES


The fund's investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the fund's shares (i.e., purchases of fund shares followed shortly thereafter by redemptions of such shares, or vice versa) may hurt the long-term performance of the fund by requiring it to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of the fund by causing it to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted.


    The fund's Board has adopted policies and procedures designed to discourage excessive short-term trading of fund shares. The fund may alter its policies and procedures at any time without giving prior notice to fund shareholders, if the advisor believes the change would be in the best interests of long-term investors.

    Pursuant to the fund's policies and procedures, A I M Advisors, Inc. and its affiliates (collectively the "AIM Affiliates") currently use the following tools designed to discourage excessive short-term trading in the fund:
(1) trade activity monitoring; and
(2) the use of fair value pricing consistent with procedures approved by the Board.

    Each of these tools is described in more detail below.

    In addition, restrictions designed to discourage or curtail excessive short-term trading activity may be imposed by the life insurance companies ("insurance companies") and/or their separate accounts that invest in the fund on behalf of the owners of variable annuity and life insurance contracts ("contract owners") issued by the insurance companies. Contract owners should refer to the applicable contract and related prospectus for more details.

TRADE ACTIVITY MONITORING


To detect excessive short-term trading activities, the AIM Affiliates will monitor, on a daily basis, selected aggregate purchase, or redemption trade orders placed by insurance companies and/or their separate accounts. The AIM Affiliates will seek to work with insurance companies to discourage variable product owners from engaging in abusive trading practices. However, the ability of the AIM Affiliates to monitor trades that are placed by variable product owners is severely if not completely limited due to the fact that the insurance companies trade with the funds through omnibus accounts, and maintain the exclusive relationship with, and are responsible for maintaining the account records of, their variable product owners. There may also be legal and technological limitations on the ability of insurance companies to impose restrictions on the trading practices of their variable product owners. As a result, there can be no guarantee that the AIM Affiliates will be able to detect or deter market timing by variable product owners.



    If, as a result of this monitoring, the AIM Affiliates believe that a variable product owner has engaged in excessive short-term trading (regardless of whether or not the insurance company's own trading restrictions are exceeded), the AIM Affiliates will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the insurance company to take action to stop such activities, or (ii) refusing to process future purchases related to such activities in the insurance company's account with the funds. AIM Affiliates will

                     -------------------------------------
                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND
                     -------------------------------------


use reasonable efforts to apply the fund's policies uniformly given the potential limitations described above.


FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of the fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    See "Pricing of Shares--Determination of Net Asset Value" for more information.

RISKS

There is the risk that the fund's policies and procedures will prove ineffective in whole or in part to detect or prevent excessive short-term trading. Although these policies and procedures, including the tools described above, are designed to discourage excessive short-term trading, they do not eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with the best interests of long-term investors. However, there can be no assurance that the AIM Affiliates will be able to gain access to any or all of the information necessary to detect or prevent excessive short-term trading by a contract owner. While the AIM Affiliates and the fund may seek to take actions with the assistance of the insurance companies that invest in the fund, there is the risk that neither the AIM Affiliates nor the fund will be successful in their efforts to minimize or eliminate such activity.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of the fund's shares is the fund's net asset value per share. The fund values portfolio securities for which market quotations are readily available at market value. The fund values all other securities and assets for which market quotations are not readily available at their fair value in good faith using procedures approved by the Board of the fund. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

    Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the advisor determines that the closing price of the security is unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

    The advisor may use indications of fair value from pricing services approved by the Board. In other circumstances, the advisor valuation committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, the advisor routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

    Specific types of securities are valued as follows:

    Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board.

    Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that the advisor determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. The advisor also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where the advisor believes, at the approved degree of certainty, that the price is not reflective of current market value, the advisor will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

                     -------------------------------------
                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND
                     -------------------------------------


    Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

    Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service is unreliable, the advisor valuation committee may fair value the security using procedures approved by the Board of Trustees.

    Short-term Securities: The fund's short-term investments are valued at amortized cost when the security has 60 days or less to maturity.

    Futures and Options: Futures and options are valued on the basis of market quotations, if available.

    Open-end Funds: To the extent the fund invests in other open-end funds, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

    The fund discloses portfolio holdings at different times to insurance companies issuing variable products that invest in the fund, and in annual, semi-annual and quarterly shareholder reports. Refer to such reports to determine the types of securities in which a fund has invested. You may also refer to the Statement of Additional Information to determine what types of securities in which the fund may invest. You may obtain copies of these reports or of the Statement of Additional Information from the insurance company that issued your variable product, or from the advisor as described on the back cover of this prospectus.

    The fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or earlier NYSE closing time that day.

TAXES

The amount, timing and character of distributions to the separate account may be affected by special tax rules applicable to certain investments purchased by the fund. Variable product owners should refer to the prospectus for their variable products for information regarding the tax consequences of owning such variable products and should consult their tax advisors before investing.

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS

The fund generally declares and pays dividends, if any, annually to separate accounts of insurance companies issuing the variable products. The fund expects that its distributions will consist primarily of capital gains.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually to separate accounts of insurance companies issuing the variable products.

    At the election of insurance companies issuing the variable products, dividends and distributions are automatically reinvested at net asset value in shares of the fund.

SHARE CLASSES

The fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan" that is described in the prospectus relating to the Series II shares.

PAYMENTS TO INSURANCE COMPANIES


ADI, the distributor of the fund, or one or more of its corporate affiliates, may make cash revenue sharing payments to the insurance company that issued your variable product or its affiliates in connection with promotion of the fund and certain other marketing support services. ADI makes these payments from its own resources.



    ADI makes revenue sharing payments as incentives to certain insurance companies to promote the sale and retention of shares of the fund. The benefits ADI receives when it makes these payments may include, among other things, adding the fund to the list of underlying investment options in the insurance companies' variable products, and access (in some cases on a preferential basis over other competitors) to individual members of the insurance companies' sales force or to the insurance companies' management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the insurance company for including the fund in its variable products (on its "sales shelf"). ADI compensates insurance companies differently depending typically on the level and/or type of considerations provided by the insurance company. The revenue sharing payments ADI makes may be calculated on sales of shares of the fund (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold to the insurance company during the particular period. Such payments also may be calculated on the average daily net assets of the fund attributable to that particular insurance company (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make sales of shares of the fund and Asset-Based Payments primarily create incentives to retain assets of the fund in insurance company separate accounts.



    ADI is motivated to make the payments described above in order to promote the sale of fund shares and the retention of those investments by clients of insurance companies. To the extent insurance companies sell more shares of the fund or retain shares of the fund in their variable product owners' accounts, ADI benefits from the

                     -------------------------------------
                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND
                     -------------------------------------


incremental management and other fees paid to ADI by the fund with respect to those assets.



    In addition to the payments listed above, the advisor may also reimburse insurance companies for certain administrative services provided to variable product owners. Under a Master Administrative Services Agreement, between the fund and the advisor, the advisor is entitled to receive from the fund reimbursement of its costs or such reasonable compensation as may be approved by the Board of the fund. Under this arrangement, the advisor provides, or assures that insurance companies issuing variable products will provide, certain variable product owner-related services. These services, include, but are not limited to, facilitation of variable product owners' purchase and redemption requests; distribution to existing variable product owners of copies of fund prospectuses, proxy materials, periodic fund reports, and other materials; maintenance of variable product owners' records; and fund services and communications. Currently, these administrative service payments made by the fund to the advisor are subject to an annual limit of 0.25% of the average net assets invested in the fund by each insurance company. Any amounts paid by the advisor to an insurance company in excess of 0.25% of the average net assets invested in the fund are paid by the advisor out of its own financial resources, and not out of the fund's assets.



    You can find further details in the Statement of Additional Information about these payments and the services provided by insurance companies. In certain cases these payments could be significant to the insurance company. Your insurance company may charge you additional fees or commissions, on your variable product other than those disclosed in this prospectus. You can ask your insurance company about any payments it receives from AIM, ADI, or the fund, as well as about fees and/or commissions it charges.

                     -------------------------------------
                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND
                     -------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance of the fund's Series I shares. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    The table shows the financial highlights for a share of the fund outstanding during the fiscal years (or period) indicated.


    This information has been audited by Tait, Weller & Baker, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. The Board of Trustees of the fund has selected a new independent registered public accounting firm for the fund's current fiscal year (2005). For more information regarding the change in independent auditors, see the Statement of Additional Information.




                                                                  YEAR ENDED DECEMBER 31,
                                          -----------------------------------------------------------------------
                                           2004               2003           2002           2001           2000
                                          -------            -------        -------        -------        -------
Net asset value, beginning of period      $  5.21            $  3.79        $  5.59        $  8.21        $ 10.00
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)              (0.02)(a)(b)       (0.03)(a)      (0.03)(a)      (0.05)(a)      (0.07)(a)
-----------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                 0.45               1.45          (1.77)         (2.57)         (1.72)
=================================================================================================================
    Total from investment operations         0.43               1.42          (1.80)         (2.62)         (1.79)
=================================================================================================================
Net asset value, end of period            $  5.64            $  5.21        $  3.79        $  5.59        $  8.21
_________________________________________________________________________________________________________________
=================================================================================================================
Total return(c)                              8.25%             37.47%        (32.20)%       (31.91)%       (17.90)%
_________________________________________________________________________________________________________________
=================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)  $76,040            $65,162        $26,747        $39,226        $41,300
_________________________________________________________________________________________________________________
=================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense
    reimbursements                           1.18%(d)           1.30%          1.30%          1.38%          1.40%
-----------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
    reimbursements                           1.19%(d)           1.30%          1.43%          1.44%          1.63%
=================================================================================================================
Ratio of net investment income (loss) to
  average net assets                        (0.42)%(b)(d)      (0.61)%        (0.67)%        (0.79)%        (0.69)%
_________________________________________________________________________________________________________________
=================================================================================================================
Portfolio turnover rate                       141%               139%           208%           144%            92%
_________________________________________________________________________________________________________________
=================================================================================================================



(a) Calculated using average shares outstanding.


(b) Net investment income (loss) per share and the Ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the Ratio of Net investment (loss) to average net assets excluding the special dividend are $(0.03) and (0.52)%, respectively.


(c) Included adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon these net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.


(d) Ratios are based on average daily net assets of $71,813,731.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. Beginning with the fiscal periods ending after July 9, 2004, the fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you wish to obtain free copies of the fund's current SAI, or annual or semiannual reports, please contact the insurance company that issued your variable product, or you may contact us at

BY MAIL:               A I M Distributors, Inc.
                       11 Greenway Plaza, Suite 100
                       Houston, TX 77046-1173

BY TELEPHONE:          (800) 410-4246

Because you cannot purchase shares of the fund directly, these documents have not been made available on our website.
The fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable products that invest in the fund.

You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Room, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------------------------
   AIM V.I. Dent Demographic Trends Fund Series I

   Effective July 1, 2005, AIM V.I.


   Demographic Trends Fund Series I

   SEC 1940 Act file number: 811-7452

----------------------------------------------------

AIMinvestments.com
                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                 --Registered Trademark--          --Registered Trademark--

                                           AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

                                                                     PROSPECTUS
                                                                 APRIL 29, 2005

Series II shares

Shares of the fund are currently offered only to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. AIM V.I. Dent Demographic Trends Fund seeks to provide long-term growth of capital.


Effective July 1, 2005, the name of the fund will be changed to AIM V.I. Demographic Trends Fund.


--------------------------------------------------------------------------------


This prospectus contains important information about the Series II class shares (Series II shares) of the fund. Please read it before investing and keep it for future reference.


As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund;
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                 --Registered Trademark--          --Registered Trademark--

                     -------------------------------------
                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND
                     -------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND STRATEGIES                  1
------------------------------------------------------

PRINCIPAL RISKS OF INVESTING IN THE FUND             1
------------------------------------------------------

DISCLOSURE OF PORTFOLIO HOLDINGS                     1
------------------------------------------------------

PERFORMANCE INFORMATION                              2
------------------------------------------------------

Annual Total Returns                                 2

Performance Table                                    3

FEE TABLE AND EXPENSE EXAMPLE                        4
------------------------------------------------------

Fees and Expenses of the Fund                        4

Expense Example                                      4

Hypothetical Investment and Expense
  Information                                        5

FUND MANAGEMENT                                      6
------------------------------------------------------

The Advisors                                         6

Advisor Compensation                                 7

Portfolio Managers                                   7

OTHER INFORMATION                                    8
------------------------------------------------------
Purchase and Redemption of Shares                    8

Excessive Short-Term Trading Activity
  Disclosures                                        8

Trade Activity Monitoring                            8

Fair Value Pricing                                   9

Risks                                                9

Pricing of Shares                                    9

Taxes                                               10

Dividends and Distributions                         10

Share Classes                                       10

Distribution Plan                                   10

Payments to Insurance Companies                     10

FINANCIAL HIGHLIGHTS                                12
------------------------------------------------------

OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------


The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

    Shares of the fund are used as investment vehicles for variable annuity contracts and variable life insurance policies (variable products) issued by certain insurance companies. You cannot purchase shares of the fund directly. As an owner of a variable product (variable product owner) that offers the fund as an investment option, however, you may allocate your variable product values to a separate account of the insurance company that invests in shares of the fund.

    Your variable product is offered through its own prospectus, which contains information about your variable product, including how to purchase the variable product and how to allocate variable product values to the fund.

                     -------------------------------------
                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND
                     -------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital. The investment objective of the fund may be changed by the Board of Trustees (the Board) without shareholder approval.

    The fund seeks to meet its objective by investing in securities of companies that are likely to benefit from changing demographic, economic and lifestyle trends. These securities may include common stocks, convertible bonds, convertible preferred stocks and warrants of companies within a broad range of market capitalizations. The fund may also invest up to 25% of its total assets in foreign securities. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The portfolio managers purchase securities of companies that have experienced, or that they believe have the potential for, above-average, long-term growth in revenues and earnings. The portfolio managers consider whether to sell a particular security when they believe the security no longer has that potential.

    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objective. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds.

    A larger position in cash or cash equivalents could also detract from the achievement of the fund's objective, but could also reduce the fund's exposure in the event of a market downturn.

    The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. This is especially true with respect to equity securities of small- and medium-sized companies, whose prices may go up and down more than the prices of equity securities of larger, more established companies. Also, since equity securities of small- and medium-sized companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the fund to sell securities at a desired price.

    The values of the convertible securities in which the fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.

    Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

    To the extent the fund holds cash or cash equivalents for risk management, the fund may not achieve its investment objective.

    If the seller of a repurchase agreement in which the fund invests defaults on its obligation or declares bankruptcy, the fund may experience delays in selling the securities underlying the repurchase agreement. As a result, the fund may incur losses arising from decline in the value of those securities, reduced levels of income and expenses of enforcing its rights.

    The fund may participate in the initial public offering (IPO) market in some cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly affect the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return.


    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information.

                     -------------------------------------
                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND
                     -------------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance. All performance shown assumes the reinvestment of dividends and capital gains. The bar chart shown does not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower.

    Performance shown for periods prior to the inception date of the Series II shares are since the inception date of the Series I shares, adjusted to reflect the impact that the Rule 12b-1 plan of Series II shares would have had if the Series II shares had then existed. Series I shares are not offered by this prospectus. The Series I and Series II shares invest in the same portfolio of securities and will have substantially similar performance, except to the extent that the expenses borne by each share class differ. Series II shares have higher expenses (and therefore lower performance) resulting from its Rule 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the fund).

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's shares from year to year.

                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
2000*..................................................................  -18.11%
2001*..................................................................  -32.18%
2002...................................................................  -32.26%
2003...................................................................   37.30%
2004...................................................................        %

* The returns shown for these periods are the blended returns of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date of the fund's Series II shares is November 7, 2001.


    During the periods shown in the bar chart, the highest quarterly return was 23.42% (quarter ended December 31, 2001) and the lowest quarterly return was -31.59% (quarter ended March 31, 2001).

                     -------------------------------------
                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND
                     -------------------------------------

PERFORMANCE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE TABLE

The following performance table compares the fund's performance to those of an unmanaged broad-based securities market index, style-specific index and peer-group index. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below. A fund's past performance is not necessarily an indication of its future performance. The performance table shown below does not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower.


AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------------------------------------------------------
                                                                            SERIES I
                                                                             SHARES
(for the periods ended                                          SINCE      INCEPTION
December 31, 2003)                        1 YEAR  5 YEARS     INCEPTION       DATE
----------------------------------------------------------------------------------------
AIM V.I. Dent Demographic Trends Fund(1)  7.90%   (11.03)%    (11.02)%       12/29/99(2)
Standard & Poor's 500 Index(3,4)          10.87%  (2.30)%    (2.30)%(5)      12/31/99(5)
Russell 3000--Registered Trademark--
  Growth Index(4,6)                       6.93%   (8.87)%    (8.87)%(5)      12/31/99(5)
Lipper Multi-Cap Growth Fund Index(4,7)   11.26%  (7.00)%    (7.00)%(5)      12/31/99(5)
----------------------------------------------------------------------------------------



(1) Effective July 1, 2005, the name of the fund will be changed to AIM V.I. Demographic Trends Fund.


(2) The returns shown for these periods are the blended returns of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date shown in the table is that of the fund's Series I shares. The inception date of the fund's Series II shares is November 7, 2001.


(3) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance. The fund has also included the Russell 3000--Registered Trademark-- Growth Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Multi-Cap Growth Fund Index (which may or may not include the fund) is included for comparison to a peer-group.


(4) The indices may not reflect payment of fees, expenses or taxes.


(5) The average annual total return given is since the month end closest to the inception date of the fund's Series I shares.


(6) The Russell 3000--Registered Trademark-- Growth Index measures the performance of those Russell 3000--Registered Trademark-- Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are members of either the Russell 1000--Registered Trademark-- Growth or Russell 2000--Registered Trademark-- Growth indices.


(7) The Lipper Multi-Cap Growth Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Multi-Cap Growth category. These funds, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap funds typically have between 25% and 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-Cap Growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three year sales-per-share growth value, compared to the S&P 500 index.

                     -------------------------------------
                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND
                     -------------------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable product owner buys, holds, or redeems interest in an insurance company separate account that invests in the Series II shares of the fund but does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.

SHAREHOLDER FEES
-------------------------------------------------------------------------------
(fees paid directly from
your investment)                                               SERIES II SHARES
-------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                          N/A

Maximum Deferred
Sales Charge (Load)                                                  N/A
-------------------------------------------------------------------------------

"N/A" in the above table means "not applicable."


ANNUAL FUND OPERATING EXPENSES (SERIES II SHARES)(1)
-------------------------------------------------------------------------------
(expenses that are deducted
from Series II share assets)                                   SERIES II SHARES
-------------------------------------------------------------------------------
Management Fees(2)                                                   0.77%

Rule (12b-1) Fees                                                    0.25

Other Expenses                                                       0.37

Total Annual Fund
Operating Expenses                                                   1.39

Fee Waiver(3,4)                                                      0.08

Net Annual Fund Operating Expenses                                   1.31
-------------------------------------------------------------------------------



(1) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2004 and are expressed as a percentage of the fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.


(2) Effective July 1, 2004, the Board of Trustees approved an amendment to the master investment advisory agreement. Under the amended master investment advisory agreement, the management fee for the fund has been reduced from 0.85% to 0.77%. Management Fees reflect this agreement.


(3) The fund's advisor and/or distributor have contractually agreed to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series II shares to 1.45% of average daily net assets for each series portfolio of AIM Variable Insurance Funds. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limit stated above:
    (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the fund's day-to day operations), or items designated as such by the fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and
    (vii) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the fund benefits are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund. The expense limitation agreement is in effect through April 30, 2006


(4) Effective January 1, 2005 through December 31, 2009, the advisor has contractually agreed to waive a portion of its advisory fees. The Fee Waiver reflects this agreement. (See "Fund Management--Advisor Compensation").


EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in the Series II shares of the fund with investing in other mutual funds. This example does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.


    The example assumes that you invest $10,000 in the fund's Series II shares for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and includes the effect of any contractual fee waivers and/or expense reimbursements. To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:



SERIES II SHARES                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
AIM V.I. Dent
Demographic Trends Fund (effective July
1, 2005, AIM V.I. Demographic Trends
Fund)                                       $133     $415      $718      $1,630
--------------------------------------------------------------------------------

                     -------------------------------------
                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND
                     -------------------------------------


HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION



The following supplemental hypothetical investment information provides additional information in a different format from the preceding Fee Table about the effect of a fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. Because a fund's annual return when quoted is already reduced by the fund's fees and expenses for that year, this hypothetical expense information is intended to help you understand the annual and cumulative impact of a fund's fees and expenses on your investment. Assuming a hypothetical investment of $10,000 in the fund and a 5% return before expenses each year, the chart shows the cumulative return before expenses, the cumulative return after expenses, the ending balance and the estimated annual expenses for each year one through ten. The chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The annual expense ratio, which is the same as stated in the Fee Table above, is reflected in the chart and is net of any contractual fee waiver or expense reimbursement. There is no assurance that the current annual expense ratio will be the expense ratio for the fund. To the extent that the advisor makes any waivers or reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account any fees and expenses assessed in connection with your variable product; if they did, the expenses shown would be higher, while the ending balance shown would be lower. YOU SHOULD UNDERSTAND THAT THIS IS ONLY A HYPOTHETICAL PRESENTATION MADE TO ILLUSTRATE WHAT EXPENSES AND RETURNS WOULD BE UNDER THE ABOVE SCENARIOS; YOUR ACTUAL RETURNS AND EXPENSES ARE LIKELY TO DIFFER (HIGHER OR LOWER) FROM THOSE SHOWN BELOW.


SERIES II--ANNUAL EXPENSE RATIO
             1.31%                 YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                            5.00%          10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                            3.69%           7.52%       11.48%       15.60%       19.86%
End of Year Balance              $10,369.00      $10,751.62   $11,148.35   $11,559.72   $11,986.28
Estimated Annual Expenses        $   133.42      $   138.34   $   143.44   $   148.74   $   154.23
--------------------------------------------------------------------------------------------------

SERIES II--ANNUAL EXPENSE RATIO
             1.31%                 YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
Cumulative Return Before
  Expenses                           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                           24.29%       28.87%       33.63%       38.56%       43.67%
End of Year Balance              $12,428.57   $12,887.19   $13,362.72   $13,855.81   $14,367.09
Estimated Annual Expenses        $   159.92   $   165.82   $   171.94   $   178.28   $   184.86
--------------------------------------------------------------------------------------------------

                     -------------------------------------
                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND
                     -------------------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS

A I M Advisors, Inc. (the advisor or AIM) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including the fund's investment decisions, the execution of securities transactions, and obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

    H.S. Dent Advisors, Inc. (the subadvisor) serves as the fund's subadvisor, and is located at 6515 Gwin Road, Oakland, California 94611. The subadvisor is responsible for providing the advisor with macroeconomic, thematic, demographic, lifestyle trends and sector research, custom reports and investment and market capitalization recommendations for the fund. The subadvisor has acted as an investment advisor since 1999.


    AIM and the subadvisor have agreed to terminate the sub-advisory agreement with respect to the fund. The sub-advisory agreement therefore will expire at the end of its current term on June 30, 2005. All references in this prospectus to the "subadvisor" are hereby deleted, as of the close of business on June 30, 2005.


    The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 200 investment portfolios, including the fund, encompassing a broad range of investment objectives.

    On October 8, 2004, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds) and AIM reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission
(SEC), the New York Attorney General (NYAG) and the Colorado Attorney General
(COAG), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM funds that they advised and to the independent directors/trustees of such funds that they had entered into certain arrangements permitting market timing of such funds, thereby breaching their fiduciary duties to such funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. (ADI) (the distributor of the retail AIM funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.


    Under the settlements, $325 million will be made available for distribution to the shareholders of those AIM funds that IFG formerly advised that were harmed by market timing activity, and $50 million will be made available for distribution to the shareholders of those AIM funds advised by AIM that were harmed by market timing activity. These settlement funds will be distributed in accordance with a methodology to be determined by an independent distribution consultant, in consultation with AIM and the independent trustees of the AIM funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and the COAG, AIM has also agreed to reduce management fees on certain AIM equity and balanced funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees during this period. In addition, as required by the settlements, AIM is undertaking certain governance and compliance reforms and reviewing its policies and procedures.



    At the request of the trustees of the AIM funds, AMVESCAP PLC (AMVESCAP), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by such funds related to market timing matters.


    The independent trustees of the AIM funds have been assisted by their own independent counsel and financial expert in their own investigation of market timing activity in the AIM funds. A special committee, consisting of four independent trustees, was formed to oversee this investigation. None of the costs of this investigation will be borne by the AIM funds or by fund shareholders.

    IFG, AIM, certain related entities, certain of their current and former officers and/or certain of the AIM funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. Additional regulatory inquiries related to these or other issues may be received by the AIM funds, IFG, AIM and/or related entities and individuals in the future.


    A number of private civil lawsuits related to market timing, late trading and related issues have been filed against (depending on the lawsuit) certain of the AIM funds, IFG, AIM, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties. All such lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland for consolidated or coordinated pre-trial proceedings. Other private civil lawsuits have been filed against (depending on the lawsuit) IFG, AIM, ADI, certain related entities, certain of their current and former officers and/or certain of the AIM funds and their trustees alleging the improper use of fair value pricing, excessive advisory and/or distribution fees, improper charging of distribution fees on limited offering funds or share classes and improper mutual fund sales

                     -------------------------------------
                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND
                     -------------------------------------

practices and directed-brokerage arrangements and participation in class action settlements.


    Additional civil lawsuits related to the above or other issues may be filed by private litigants or by regulators against the AIM funds, IFG, AIM and/or related entities and individuals in the future.



    You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's statement of additional information and on AIM's Internet website under the heading "Settled Enforcement Actions and Investigations Related to Market Timing, Regulatory Inquiries and Pending Litigation" (http://www.aiminvestments.com/regulatory).


    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION

During the fiscal year ended December 31, 2004, the advisor received compensation of 0.81% of average daily net assets. The annual management fee payable to the advisor pursuant to the investment advisory agreement ranged from 0.77% to 0.72% of average daily net assets, based on net asset levels. The advisor contractually agreed to advisory fees waivers for the period January 1, 2005 to December 31, 2009 as part of its settlement with the Attorney General of New York (NYAG). Following are the advisory fee rates before and after January 1, 2005.



                   ADVISOR FEE RATES BEFORE               ADVISORY FEE RATES AFTER
                    JANUARY 1, 2005 WAIVER                 JANUARY 1, 2005 WAIVER
             -------------------------------------  ------------------------------------
                     0.77% of the first $2 billion      0.695% of the first $250 million
                      0.72% of the next $3 billion        0.67% of the next $250 million
                     0.695% of the next 5 billion*       0.645% of the next $500 million
             0.67% of the excess over $10 billion*        0.62% of the next $1.5 billion
                                                         0.595% of the next $2.5 billion
                                                          0.57% of the next $2.5 billion
                                                         0.545% of the next $2.5 billion
                                                    0.52% of the excess over $10 billion



* After fee waiver. These rates include AIM's voluntary agreement to waive an amount equal to 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum of 0.175% on net assets over $35 billion.


PORTFOLIO MANAGERS
The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:

- Lanny H. Sachnowitz (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1987. As the lead manager, Mr. Sachnowitz generally has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Mr. Sachnowitz may perform these functions, and the nature of these functions, may change from time to time.

- Kirk L. Anderson, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1994.

- James G. Birdsall, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1997.

    They are assisted by the advisor's Large Cap Growth Team, which may be comprised of portfolio managers, research analysts and other investment professionals of the advisor. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the team may change from time to time. More information on the team, including biographies of other members of the team, may be found on the advisor's website (http://www.aiminvestments.com). The website is not part of this prospectus.

    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.

                     -------------------------------------
                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND
                     -------------------------------------

OTHER INFORMATION
--------------------------------------------------------------------------------

PURCHASE AND REDEMPTION OF SHARES

The fund ordinarily effects orders to purchase and redeem shares at the fund's next computed net asset value after it receives an order. Insurance companies participating in the fund serve as the fund's designee for receiving orders of separate accounts that invest in the fund. The fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.


    Although the fund generally intends to pay redemption proceeds solely in cash, the fund reserves the right to determine, in its sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).



    Shares of the fund are offered in connection with mixed and shared funding, i.e., to separate accounts of affiliated and unaffiliated insurance companies funding variable products. The fund currently offers shares only to insurance company separate accounts. In the future, the fund may offer them to pension and retirement plans that qualify for special federal income tax treatment. The fund and AIM have applied for regulatory relief to enable the fund's shares to be sold to and held by one or more fund of funds (open-end management investment companies or series thereof that offer their shares exclusively to insurance companies, their separate accounts and/or qualified plans). The fund plans to offer its shares to fund of funds following receipt of the requested regulatory relief. Due to differences in tax treatment and other considerations, the interests of fund shareholders, including variable product owners and plan participants investing in the fund (whether directly or indirectly through fund of funds), may conflict.



    Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one insurance company separate account investing directly or indirectly in a fund could cause variable products funded through another insurance company separate account to lose their tax-deferred status, unless remedial actions were taken. The Board of Trustees of the fund will monitor for the existence of any material conflicts and determine what action, if any, should be taken. A fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account (or plan) withdrawing because of a conflict.


EXCESSIVE SHORT-TERM TRADING ACTIVITY DISCLOSURES


The fund's investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the fund's shares (i.e., purchases of fund shares followed shortly thereafter by redemptions of such shares, or vice versa) may hurt the long-term performance of the fund by requiring it to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of the fund by causing it to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted.


    The fund's Board has adopted policies and procedures designed to discourage excessive short-term trading of fund shares. The fund may alter its policies and procedures at any time without giving prior notice to fund shareholders, if the advisor believes the change would be in the best interests of long-term investors.

    Pursuant to the fund's policies and procedures, A I M Advisors, Inc. and its affiliates (collectively the "AIM Affiliates") currently use the following tools designed to discourage excessive short-term trading in the fund:
(1) trade activity monitoring; and
(2) the use of fair value pricing consistent with procedures approved by the Board.

    Each of these tools is described in more detail below.

    In addition, restrictions designed to discourage or curtail excessive short-term trading activity may be imposed by the life insurance companies ("insurance companies") and/or their separate accounts that invest in the fund on behalf of the owners of variable annuity and life insurance contracts ("contract owners") issued by the insurance companies. Contract owners should refer to the applicable contract and related prospectus for more details.

TRADE ACTIVITY MONITORING


To detect excessive short-term trading activities, the AIM Affiliates will monitor, on a daily basis, selected aggregate purchase, or redemption trade orders placed by insurance companies and/or their separate accounts. The AIM Affiliates will seek to work with insurance companies to discourage variable product owners from engaging in abusive trading practices. However, the ability of the AIM Affiliates to monitor trades that are placed by variable product owners is severely if not completely limited due to the fact that the insurance companies trade with the funds through omnibus accounts, and maintain the exclusive relationship with, and are responsible for maintaining the account records of, their variable product owners. There may also be legal and technological limitations on the ability of insurance companies to impose restrictions on the trading practices of their variable product owners. As a result, there can be no guarantee that the AIM Affiliates will be able to detect or deter market timing by variable product owners.



    If, as a result of this monitoring, the AIM Affiliates believe that a variable product owner has engaged in excessive short-term trading (regardless of whether or not the insurance company's own trading restrictions are exceeded), the AIM Affiliates will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the insurance company to take action to stop such activities, or (ii) refusing to process future purchases related to such activities in the insurance company's account with the funds. AIM Affiliates will

                     -------------------------------------
                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND
                     -------------------------------------


use reasonable efforts to apply the fund's policies uniformly given the potential limitations described above.


FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of the fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    See "Pricing of Shares--Determination of Net Asset Value" for more information.

RISKS

There is the risk that the fund's policies and procedures will prove ineffective in whole or in part to detect or prevent excessive short-term trading. Although these policies and procedures, including the tools described above, are designed to discourage excessive short-term trading, they do not eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with the best interests of long-term investors. However, there can be no assurance that the AIM Affiliates will be able to gain access to any or all of the information necessary to detect or prevent excessive short-term trading by a contract owner. While the AIM Affiliates and the fund may seek to take actions with the assistance of the insurance companies that invest in the fund, there is the risk that neither the AIM Affiliates nor the fund will be successful in their efforts to minimize or eliminate such activity.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of the fund's shares is the fund's net asset value per share. The fund values portfolio securities for which market quotations are readily available at market value. The fund values all other securities and assets for which market quotations are not readily available at their fair value in good faith using procedures approved by the Board of the fund. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

    Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the advisor determines that the closing price of the security is unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

    The advisor may use indications of fair value from pricing services approved by the Board. In other circumstances, the advisor valuation committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, the advisor routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

    Specific types of securities are valued as follows:

    Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board.

    Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that the advisor determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. The advisor also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where the advisor believes, at the approved degree of certainty, that the price is not reflective of current market value, the advisor will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

                     -------------------------------------
                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND
                     -------------------------------------


    Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

    Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service is unreliable, the advisor valuation committee may fair value the security using procedures approved by the Board of Trustees.

    Short-term Securities: The fund's short-term investments are valued at amortized cost when the security has 60 days or less to maturity.

    Futures and Options: Futures and options are valued on the basis of market quotations, if available.

    Open-end Funds: To the extent the fund invests in other open-end funds, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

    The fund discloses portfolio holdings at different times to insurance companies issuing variable products that invest in the fund, and in annual, semi-annual and quarterly shareholder reports. Refer to such reports to determine the types of securities in which a fund has invested. You may also refer to the Statement of Additional Information to determine what types of securities in which the fund may invest. You may obtain copies of these reports or of the Statement of Additional Information from the insurance company that issued your variable product, or from the advisor as described on the back cover of this prospectus.

    The fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or earlier NYSE closing time that day.

TAXES

The amount, timing and character of distributions to the separate account may be affected by special tax rules applicable to certain investments purchased by the fund. Variable product owners should refer to the prospectus for their variable products for information regarding the tax consequences of owning such variable products and should consult their tax advisors before investing.

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS

The fund generally declares and pays dividends, if any, annually to separate accounts of insurance companies issuing the variable products. The fund expects that its distributions will consist primarily of capital gains.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually to separate accounts of insurance companies issuing the variable products.

    At the election of insurance companies issuing the variable products, dividends and distributions are automatically reinvested at net asset value in shares of the fund.

SHARE CLASSES

The fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan" which is described in this prospectus.

DISTRIBUTION PLAN

The fund has adopted a distribution or "Rule 12b-1" plan for its Series II shares. The plan allows the fund to pay distribution fees to life insurance companies and others to promote the sale and distribution of Series II shares. The plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the fund). Because the fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of charges.

PAYMENTS TO INSURANCE COMPANIES


The insurance company that issued your variable product, or one of its affiliates may receive all the Rule 12b-1 distribution fees discussed above. In addition to those payments, ADI, the distributor of the fund, or one or more of its corporate affiliates, may make additional cash revenue sharing payments to the insurance company or an affiliate in connection with promotion of the fund and certain other marketing support services. ADI makes these payments from its own resources.



    ADI makes revenue sharing payments as incentives to certain insurance companies to promote the sale and retention of shares of the fund. The benefits ADI receives when it makes these payments may include, among other things, adding the fund to the list of underlying investment options in the insurance companies' variable products, and access (in some cases on a preferential basis over other competitors) to individual members of the insurance companies' sales force or to the insurance companies' management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the insurance company for including the fund in its variable products (on its "sales shelf"). ADI compensates insurance companies differently depending typically on the level and/or type of considerations provided by the insurance company. The revenue sharing payments ADI makes may be calculated on sales of shares of the fund (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the

                     -------------------------------------
                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND
                     -------------------------------------


public offering price of all shares sold to the insurance company during the particular period. Such payments also may be calculated on the average daily net assets of the fund attributable to that particular insurance company (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make sales of shares of the fund and Asset-Based Payments primarily create incentives to retain assets of the fund in insurance company separate accounts.



    ADI is motivated to make the payments described above in order to promote the sale of fund shares and the retention of those investments by clients of insurance companies. To the extent insurance companies sell more shares of the fund or retain shares of the fund in their variable product owners' accounts, ADI benefits from the incremental management and other fees paid to ADI by the fund with respect to those assets.



    In addition to the payments listed above, the advisor may also reimburse insurance companies for certain administrative services provided to variable product owners. Under a Master Administrative Services Agreement, between the fund and the advisor, the advisor is entitled to receive from the fund reimbursement of its costs or such reasonable compensation as may be approved by the Board of the fund. Under this arrangement, the advisor provides, or assures that insurance companies issuing variable products will provide, certain variable product owner-related services. These services, include, but are not limited to, facilitation of variable product owners' purchase and redemption requests; distribution to existing variable product owners of copies of fund prospectuses, proxy materials, periodic fund reports, and other materials; maintenance of variable product owners' records; and fund services and communications. Currently, these administrative service payments made by the fund to the advisor are subject to an annual limit of 0.25% of the average net assets invested in the fund by each insurance company. Any amounts paid by the advisor to an insurance company in excess of 0.25% of the average net assets invested in the fund are paid by the advisor out of its own financial resources, and not out of the fund's assets.



    You can find further details in the Statement of Additional Information about these payments and the services provided by insurance companies. In certain cases these payments could be significant to the insurance company. Your insurance company may charge you additional fees or commissions, on your variable product other than those disclosed in this prospectus. You can ask your insurance company about any payments it receives from AIM, ADI, or the fund, as well as about fees and/or commissions it charges.

                     -------------------------------------
                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND
                     -------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance of the fund's Series II shares. Certain information reflects financial results for a single Series II share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    The table shows the financial highlights for a share of the fund outstanding during the fiscal year (or period) indicated.


    This information has been audited by Tait, Weller & Baker, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. The Board of Trustees of the fund has selected a new independent registered public accounting firm for the fund's current fiscal year. For more information regarding the change in independent auditors, see the Statement of Additional Information.







                                                                                                    NOVEMBER 7, 2001
                                                                                                    (DATE SALES
                                                                   YEAR ENDED DECEMBER 31,          COMMENCED) TO
                                                              ----------------------------------    DECEMBER 31,
                                                               2004            2003       2002         2001
                                                              -------         -------    -------    ----------------
Net asset value, beginning of period                          $  5.19         $  3.78    $  5.58         $ 5.33
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.03)(a)(b)    (0.03)(a)   (0.04)(a)       (0.01)(a)
--------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.44            1.44      (1.76)          0.26
====================================================================================================================
    Total from investment operations                             0.41            1.41      (1.80)          0.25
====================================================================================================================
Net asset value, end of period                                $  5.60         $  5.19    $  3.78         $ 5.58
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(c)                                                  7.90%          37.30%    (32.26)%         4.69%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $69,169         $59,358    $11,498         $3,552
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.43%(d)        1.45%      1.45%          1.45%(e)
--------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.44%(d)        1.55%      1.68%          1.61%(e)
====================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.67)%(b)(d)   (0.76)%    (0.82)%        (0.85)%(e)
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate(f)                                        141%            139%       208%           144%
____________________________________________________________________________________________________________________
====================================================================================================================



(a) Calculated using average shares outstanding.


(b) Net investment income (loss) per share and the Ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the Ratio of Net investment (loss) to average net assets excluding the special dividend are $(0.04) and (0.77)%, respectively.


(c) Included adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon these net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.


(d) Ratios are based on average daily net assets of $65,790,371.


(e) Annualized.


(f) Not annualized for periods less than one year.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. Beginning with the fiscal periods ending after July 9, 2004, the fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you wish to obtain free copies of the fund's current SAI, or annual or semiannual reports, please contact the insurance company that issued your variable product, or you may contact us at

BY MAIL:               A I M Distributors, Inc.
                       11 Greenway Plaza, Suite 100
                       Houston, TX 77046-1173

BY TELEPHONE:          (800) 410-4246

Because you cannot purchase shares of the fund directly, these documents have not been made available on our website.
The fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable products that invest in the fund.

You can also review and obtain copies of the fund's SAI, financial reports, the fund's Form N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Room, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------------------------
   AIM V.I. Dent Demographic Trends Fund Series II

   (Effective July 1, 2005, AIM V.I. Demographic


   Trends Fund Series II)

   SEC 1940 Act file number: 811-7452
----------------------------------------------------

AIMinvestments.com
                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                 --Registered Trademark--          --Registered Trademark--

                                                  AIM V.I. LARGE CAP GROWTH FUND

                                                                     PROSPECTUS
                                                                 APRIL 29, 2005

Series I shares

Shares of the fund are currently offered only to insurance company separate accounts, funding variable annuity contracts and variable life insurance policies. AIM V.I. Large Cap Growth Fund seeks to provide long-term growth of capital.

--------------------------------------------------------------------------------


This prospectus contains important information about the Series I class shares (Series I shares) of the fund. Please read it before investing and keep it for future reference.


As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                 --Registered Trademark--          --Registered Trademark--

                         ------------------------------
                         AIM V.I. LARGE CAP GROWTH FUND
                         ------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND STRATEGIES                  1
------------------------------------------------------
PRINCIPAL RISKS OF INVESTING IN THE FUND             1
------------------------------------------------------
DISCLOSURE OF PORTFOLIO HOLDINGS                     1
------------------------------------------------------
PERFORMANCE INFORMATION                              2
------------------------------------------------------
Annual Total Return                                  2

Performance Table                                    2

FEE TABLE AND EXPENSE EXAMPLE                        3
------------------------------------------------------
Fees and Expenses of the Fund                        3

Expense Example                                      3

Hypothetical Investment and Expense
  Information                                        4

FUND MANAGEMENT                                      5
------------------------------------------------------
The Advisor                                          5

Advisor Compensation                                 6

Portfolio Managers                                   6

OTHER INFORMATION                                    6
------------------------------------------------------
Purchase and Redemption of Shares                    6

Excessive Short-Term Trading Activity
  Disclosures                                        6

Trade Activity Monitoring                            7

Fair Value Pricing                                   7

Risks                                                7

Pricing of Shares                                    7

Taxes                                                8

Dividends and Distributions                          8

Share Classes                                        9

Payments to Insurance Companies                      9

FINANCIAL HIGHLIGHTS                                10
------------------------------------------------------
OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------


The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

    Shares of the fund are used as investment vehicles for variable annuity contracts and variable life insurance policies (variable products) issued by certain insurance companies. You cannot purchase shares of the fund directly. As an owner of a variable product (variable product owner) that offers the fund as an investment option, however, you may allocate your variable product values to a separate account of the insurance company that invests in shares of the fund.

    Your variable product is offered through its own prospectus, which contains information about your variable product, including how to purchase the variable product and how to allocate variable product values to the fund.

                         ------------------------------
                         AIM V.I. LARGE CAP GROWTH FUND
                         ------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital. The investment objective of the fund may be changed by the Board of Trustees (the Board) without shareholder approval.


    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in securities of large-capitalization companies. In complying with this 80% investment requirement, the fund will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The fund considers a company to be a large-capitalization company if it has a market capitalization, at the time of purchase, no smaller than the smallest capitalized company included in the Russell 1000--Registered Trademark-- Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell 1000--Registered Trademark-- Index is a widely recognized, unmanaged index of common stocks that measures the performance of the 1,000 largest companies in the Russell 3000--Registered Trademark-- Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The smallest capitalized company included in the Russell 1000--Registered Trademark-- Index during the above-referenced period ended March 31, 2005, had a market capitalization of $281 million. The fund may invest up to 25% of its total assets in foreign securities. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.


    The fund's portfolio managers may focus on securities of companies with market capitalizations that are within the top 50% of stocks in the Russell 1000--Registered Trademark-- Index at the time of purchase. The portfolio managers purchase securities of a limited number of large-cap companies that they believe have the potential for above-average growth in revenues and earnings. The portfolio managers consider whether to sell a particular security when they believe the security no longer has that potential.

    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objective.


    The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs and brokerage commissions, both of which can lower the actual return on your investment.


PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity.

    The values of the convertible securities in which the fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.

    Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

    The principal risk of investments in synthetic instruments is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Some synthetic instruments are more sensitive to interest rate changes and market price fluctuations than others. Also, synthetic instruments are subject to counter party risk which is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the fund.


    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information.

                         ------------------------------
                         AIM V.I. LARGE CAP GROWTH FUND
                         ------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance. All performance shown assumes the reinvestment of dividends and capital gains. The bar chart shown does not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows the performance of the fund's Series I shares.


                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
2004...................................................................    9.08%




    During the period shown in the bar chart, the highest quarterly return was 8.38% (quarter ended December 31, 2004) and the lowest quarterly return was -4.11% (quarter ended September 30, 2004).


PERFORMANCE TABLE

The following performance table compares the fund's performance to those of an unmanaged broad-based securities market index, style-specific index and peer-group index. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below. A fund's past performance is not necessarily an indication of its future performance. The performance table shown below does not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower.


AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
                                                                   SERIES I
                                                                    SHARES
(for the periods ended                               SINCE        INCEPTION
December 31, 2004)                       1 YEAR    INCEPTION         DATE
-------------------------------------------------------------------------------
AIM V.I. Large Cap Growth Fund            9.08%       13.92%        08/29/03
Standard & Poor's 500 Index(1,2)         10.87%    16.83%(3)      08/31/03(3)
Russell 1000--Registered Trademark--
  Growth Index(2,4)                       6.30%    11.86%(3)      08/31/03(3)
Lipper Large-Cap Growth Fund Index(2,5)   7.45%    11.62%(3)      08/31/03(3)
-------------------------------------------------------------------------------



(1) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance. The fund has also included the Russell 1000--Registered Trademark-- Growth Index as its style-specific index because the fund believes the Russell 1000--Registered Trademark-- Growth Index more closely reflects the performance of the types of securities in which the fund invests. In addition, the Lipper Large-Cap Growth Fund Index (which may or may not include the fund) is included for comparison to a peer group.


(2) The indices may not reflect payment of fees, expenses or taxes.


(3) The average annual total return given is since the month end closest to the inception of the fund's Series I shares.


(4) The Russell 1000--Registered Trademark-- Growth Index measures the performance of those Russell 1000--Registered Trademark-- Index companies with higher price-to-book ratios and higher forecasted growth values.


(5) The Lipper Large-Cap Growth Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Large-Cap Growth category. These funds, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-Cap Growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three year sales-per-share growth value, compared to the S&P 500 index.

                         ------------------------------
                         AIM V.I. LARGE CAP GROWTH FUND
                         ------------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable product owner buys, holds, or redeems interest in an insurance company separate account that invests in the Series I shares of the fund but does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.

SHAREHOLDER FEES
--------------------------------------------------------------------------------
(fees paid directly from
your investment)                                                 SERIES I SHARES
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                            N/A

Maximum Deferred
Sales Charge (Load)                                                    N/A
--------------------------------------------------------------------------------

"N/A" in the above tables means "not applicable."


ANNUAL FUND OPERATING EXPENSES (SERIES I SHARES)(1)
--------------------------------------------------------------------------------
(expenses that are deducted
from Series I share assets)                                      SERIES I SHARES
--------------------------------------------------------------------------------
Management Fees                                                      0.75%

Other Expenses                                                        9.13

Total Annual Fund
Operating Expenses                                                    9.88

Fee Waivers and/or Expense Reimbursements(2,3)                        8.55

Net Annual Fund Operating Expenses                                    1.33
--------------------------------------------------------------------------------



(1) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2004 and are expressed as a percentage of the fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.


(2) The fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 1.30% of average daily nets assets for each series portfolio of AIM Variable Insurance Funds. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the fund's day-to day operations), or items designated as such by the fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vii) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the fund benefits are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund. The expense limitation is in effect through April 30, 2006.


(3) Effective January 1, 2005 through June 30, 2006, the advisor has contractually agreed to waive a portion of its advisory fees. The Fee Waiver and/or Expense Reimbursement reflects this agreement. (See "Fund Management--Advisor Compensation").


EXPENSE EXAMPLE


This example is intended to help you compare the costs of investing in the Series I shares of the fund with the cost of investing in other mutual funds. This example does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.



    The example assumes that you invest $10,000 in the fund's Series I shares for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same and includes the effect of any contractual fee waivers and/or expense reimbursements. To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:



SERIES I SHARES                                                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------------------------------
AIM V.I. Large Cap Growth Fund                                    $135    $2,085    $3,849     $7,559
------------------------------------------------------------------------------------------------------

                         ------------------------------
                         AIM V.I. LARGE CAP GROWTH FUND
                         ------------------------------


HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION



The following supplemental hypothetical investment information provides additional information in a different format from the preceding Fee Table about the effect of a fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. Because a fund's annual return when quoted is already reduced by the fund's fees and expenses for that year, this hypothetical expense information is intended to help you understand the annual and cumulative impact of a fund's fees and expenses on your investment. Assuming a hypothetical investment of $10,000 in the fund and a 5% return before expenses each year, the chart shows the cumulative return before expenses, the cumulative return after expenses, the ending balance and the estimated annual expenses for each year one through ten. The chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The annual expense ratio, which is the same as stated in the Fee Table above, is reflected in the chart and is net of any contractual fee waiver or expense reimbursement. There is no assurance that the current annual expense ratio will be the expense ratio for the fund. To the extent that the advisor makes any waivers or reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account any fees and expenses assessed in connection with your variable product; if they did, the expenses shown would be higher, while the ending balance shown would be lower. YOU SHOULD UNDERSTAND THAT THIS IS ONLY A HYPOTHETICAL PRESENTATION MADE TO ILLUSTRATE WHAT EXPENSES AND RETURNS WOULD BE UNDER THE ABOVE SCENARIOS; YOUR ACTUAL RETURNS AND EXPENSES ARE LIKELY TO DIFFER (HIGHER OR LOWER) FROM THOSE SHOWN BELOW.


SERIES I--ANNUAL EXPENSE RATIO
             1.33%                 YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                            5.00%          10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                            3.67%           7.47%       11.42%       15.51%       19.75%
End of Year Balance              $10,367.00      $10,747.47   $11,141.90   $11,550.81   $11,974.72
Estimated Annual Expenses        $   135.44      $   140.41   $   145.56   $   150.91   $   156.44
--------------------------------------------------------------------------------------------------

SERIES I--ANNUAL EXPENSE RATIO
             1.33%                 YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
Cumulative Return Before
  Expenses                           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                           24.14%       28.70%       33.42%       38.32%       43.39%
End of Year Balance              $12,414.20   $12,869.80   $13,342.12   $13,831.77   $14,339.40
Estimated Annual Expenses        $   162.19   $   168.14   $   174.31   $   180.71   $   187.34
--------------------------------------------------------------------------------------------------

                         ------------------------------
                         AIM V.I. LARGE CAP GROWTH FUND
                         ------------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor or AIM) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

    The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 200 investment portfolios, including the fund, encompassing a broad range of investment objectives.

    On October 8, 2004, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds) and AIM reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission
(SEC), the New York Attorney General (NYAG) and the Colorado Attorney General
(COAG), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM funds that they advised and to the independent directors/trustees of such funds that they had entered into certain arrangements permitting market timing of such funds, thereby breaching their fiduciary duties to such funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. (ADI) (the distributor of the retail AIM funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.


    Under the settlements, $325 million will be made available for distribution to the shareholders of those AIM funds that IFG formerly advised that were harmed by market timing activity, and $50 million will be made available for distribution to the shareholders of those AIM funds advised by AIM that were harmed by market timing activity. These settlement funds will be distributed in accordance with a methodology to be determined by an independent distribution consultant, in consultation with AIM and the independent trustees of the AIM funds and acceptable to the staff of the SEC. In addition, as required by the settlements, AIM is undertaking certain governance and compliance reforms and reviewing its policies and procedures.



    At the request of the trustees of the AIM funds, AMVESCAP PLC (AMVESCAP), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by such funds related to market timing matters.


    The independent trustees of the AIM funds have been assisted by their own independent counsel and financial expert in their own investigation of market timing activity in the AIM funds. A special committee, consisting of four independent trustees, was formed to oversee this investigation. None of the costs of this investigation will be borne by the AIM funds or by fund shareholders.

    IFG, AIM, certain related entities, certain of their current and former officers and/or certain of the AIM funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. Additional regulatory inquiries related to these or other issues may be received by the AIM funds, IFG, AIM and/or related entities and individuals in the future.


    A number of private civil lawsuits related to market timing, late trading and related issues have been filed against (depending on the lawsuit) certain of the AIM funds, IFG, AIM, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties. All such lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland for consolidated or coordinated pre-trial proceedings. Other private civil lawsuits have been filed against (depending on the lawsuit) IFG, AIM, ADI, certain related entities, certain of their current and former officers and/or certain of the AIM funds and their trustees alleging the improper use of fair value pricing, excessive advisory and/or distribution fees, improper charging of distribution fees on limited offering funds or share classes and improper mutual fund sales practices and directed-brokerage arrangements and participation in class action settlements.



    Additional civil lawsuits related to the above or other issues may be filed by private litigants or by regulators against the AIM funds, IFG, AIM and/or related entities and individuals in the future.


    You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information and on AIM's Internet website under the heading "Settled Enforcement Actions and Investigations Related to Market Timing, Regulatory Inquiries and Pending Litigation" (http://www.aiminvestments.com/regulatory).

    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

                         ------------------------------
                         AIM V.I. LARGE CAP GROWTH FUND
                         ------------------------------

ADVISOR COMPENSATION


During the fiscal year ended December 31, 2004, the advisor did not receive any compensation due to contractual expense limitation agreements between the advisor and the fund. The annual management fee payable to the advisor pursuant to the investment advisory agreement ranged from 0.75% to 0.625% of average daily net assets, based on net asset levels. The advisor has contractually agreed to advisory fee waivers for the period January 1, 2005 to June 30, 2006. The advisor will waive advisory fees to the extent necessary so that the advisory fee payable does not exceed the advisory fee rates after January 1, 2005. Following are the advisory fee rates before and after January 1, 2005.


       ADVISORY FEE RATES BEFORE                  ADVISORY FEE RATES AFTER
         JANUARY 1, 2005 WAIVER                    JANUARY 1, 2005 WAIVER
----------------------------------------------------------------------------------
0.75% of the first $1 billion...........          0.695% of the first $250 million
0.70% of the next $1 billion............            0.67% of the next $250 million
0.625% of the excess over $2 billion....           0.645% of the next $500 million
                                                    0.62% of the next $1.5 billion
                                                   0.595% of the next $2.5 billion
                                                    0.57% of the next $2.5 billion
                                                   0.545% of the next $2.5 billion
                                              0.52% of the excess over $10 billion

PORTFOLIO MANAGERS

The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:

- Geoffrey V. Keeling, Senior Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1995.

- Robert L. Shoss, Senior Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1995.

    They are assisted by the advisor's Large Cap Growth Team, which may be comprised of portfolio managers, research analysts and other investment professionals of the advisor. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the team may change from time to time. More information on the team, including biographies of other members of the team, may be found on the advisor's website (http://www.aiminvestments.com). The website is not part of this prospectus.

    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.

OTHER INFORMATION
--------------------------------------------------------------------------------

PURCHASE AND REDEMPTION OF SHARES

The fund ordinarily effects orders to purchase and redeem shares at the fund's next computed net asset value after it receives an order. Insurance companies participating in the fund serve as the fund's designee for receiving orders of separate accounts that invest in the fund. The fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the NYSE restricts or suspends trading.


    Although the fund generally intends to pay redemption proceeds solely in cash, the fund reserves the right to determine, in its sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).



    Shares of the fund are offered in connection with mixed and shared funding, i.e., to separate accounts of affiliated and unaffiliated insurance companies funding variable products. The fund currently offers shares only to insurance company separate accounts. In the future, the fund may offer them to pension and retirement plans that qualify for special federal income tax treatment. The fund and AIM have applied for regulatory relief to enable the fund's shares to be sold to and held by one or more fund of funds (open-end management investment companies or series thereof that offer their shares exclusively to insurance companies, their separate accounts and/or qualified plans). The fund plans to offer its shares to fund of funds following receipt of the requested regulatory relief. Due to differences in tax treatment and other considerations, the interests of fund shareholders, including variable product owners and plan participants investing in the fund (whether directly or indirectly through fund of funds), may conflict.



    Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one insurance company separate account investing directly or indirectly in a fund could cause variable products funded through another insurance company separate account to lose their tax-deferred status, unless remedial actions were taken. The Board of the fund will monitor for the existence of any material conflicts and determine what action, if any, should be taken. A fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account (or plan) withdrawing because of a conflict.


EXCESSIVE SHORT-TERM TRADING ACTIVITY DISCLOSURES


The fund's investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the fund's shares (i.e., purchases of fund shares followed shortly thereafter by redemptions of such shares, or vice versa) may hurt the long-term performance of the fund by requiring it to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the

                         ------------------------------
                         AIM V.I. LARGE CAP GROWTH FUND
                         ------------------------------

efficient management of the fund by causing it to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted.

    The Board has adopted policies and procedures designed to discourage excessive short-term trading of fund shares. The fund may alter its policies and procedures at any time without giving prior notice to fund shareholders, if the advisor believes the change would be in the best interests of long-term investors.

    Pursuant to the fund's policies and procedures, AIM and its affiliates (collectively the "AIM Affiliates") currently use the following tools designed to discourage excessive short-term trading in the fund:
(1) trade activity monitoring; and
(2) the use of fair value pricing consistent with procedures approved by the Board.

    Each of these tools is described in more detail below.

    In addition, restrictions designed to discourage or curtail excessive short-term trading activity may be imposed by the insurance companies and/or their separate accounts that invest in the fund on behalf of variable product owners. Variable product owners should refer to the applicable contract and related prospectus for more details.

TRADE ACTIVITY MONITORING

To detect excessive short-term trading activities, the AIM Affiliates will monitor, on a daily basis, selected aggregate purchase, or redemption trade orders placed by insurance companies and/or their separate accounts. The AIM Affiliates will seek to work with insurance companies to discourage variable product owners from engaging in abusive trading practices. However, the ability of the AIM Affiliates to monitor trades that are placed by variable product owners is severely if not completely limited due to the fact that the insurance companies trade with the fund through omnibus accounts, and maintain the exclusive relationship with, and are responsible for maintaining the account records of, their variable product owners. There may also be legal and technological limitations on the ability of insurance companies to impose restrictions on the trading practices of their variable product owners. As a result, there can be no guarantee that the AIM Affiliates will be able to detect or deter market timing by variable product owners.


    If, as a result of this monitoring, the AIM Affiliates believe that a variable product owner has engaged in excessive short-term trading (regardless of whether or not the insurance company's own trading restrictions are exceeded), the AIM Affiliates will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the insurance company to take action to stop such activities, or (ii) refusing to process future purchases related to such activities in the insurance company's account with the fund. AIM Affiliates will use reasonable efforts to apply the fund's policies uniformly given the potential limitations described above.


FAIR VALUE PRICING

Securities owned by the fund are to be valued at current market value if market quotations are readily available. All other securities and assets of the fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of the fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    See "Pricing of Shares--Determination of Net Asset Value" for more information.

RISKS

There is the risk that the fund's policies and procedures will prove ineffective in whole or in part to detect or prevent excessive short-term trading. Although these policies and procedures, including the tools described above, are designed to discourage excessive short-term trading, they do not eliminate the possibility that excessive short-term trading activity in the fund will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with the best interests of long-term investors. However, there can be no assurance that the AIM Affiliates will be able to gain access to any or all of the information necessary to detect or prevent excessive short-term trading by a variable product owner. While the AIM Affiliates and the fund may seek to take actions with the assistance of the insurance companies that invest in the fund, there is the risk that neither the AIM Affiliates nor the fund will be successful in their efforts to minimize or eliminate such activity.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of the fund's shares is the fund's net asset value per share. The fund values portfolio securities for which market quotations are readily available at market value. The fund values all other securities and assets for which market quotations are not readily available at their fair value in good faith using procedures approved by the Board of the fund. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

    Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or

                         ------------------------------
                         AIM V.I. LARGE CAP GROWTH FUND
                         ------------------------------

market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the advisor determines that the closing price of the security is unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

    The advisor may use indications of fair value from pricing services approved by the Board. In other circumstances, the advisor valuation committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, the advisor routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

    Specific types of securities are valued as follows:

    Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board.

    Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that the advisor determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. The advisor also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where the advisor believes, at the approved degree of certainty, that the price is not reflective of current market value, the advisor will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

    Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

    Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service is unreliable, the advisor valuation committee may fair value the security using procedures approved by the Board.

    Short-term Securities: The fund's short-term investments are valued at amortized cost when the security has 60 days or less to maturity.

    Futures and Options: Futures and options are valued on the basis of market quotations, if available.

    Open-end Funds: To the extent the fund invests in other open-end funds, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

    The fund discloses portfolio holdings at different times and with different lag times to insurance companies issuing variable products that invest in the fund, and in annual, semi-annual and quarterly shareholder reports. Refer to such reports to determine the types of securities in which a fund has invested. You may also refer to the Statement of Additional Information to determine what types of securities in which the fund may invest. You may obtain copies of these reports or of the Statement of Additional Information from the insurance company that issued your variable product, or from the advisor as described on the back cover of this prospectus.

    The fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or earlier NYSE closing time that day.

TAXES

The amount, timing and character of distributions to the separate account may be affected by special tax rules applicable to certain investments purchased by the fund. Variable product owners should refer to the prospectus for their variable products for information regarding the tax consequences of owning such variable products and should consult their tax advisors before investing.

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS

The fund generally declares and pays dividends, if any, annually to separate accounts of insurance companies issuing the variable products. The fund expects that its distributions will consist primarily of capital gains.

                         ------------------------------
                         AIM V.I. LARGE CAP GROWTH FUND
                         ------------------------------

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually to separate accounts of insurance companies issuing the variable products.

    At the election of insurance companies issuing the variable products, dividends and distributions are automatically reinvested at net asset value in shares of the fund.

SHARE CLASSES

The fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan". This prospectus relates to the Series I shares.

PAYMENTS TO INSURANCE COMPANIES


ADI, the distributor of the fund, or one or more of its corporate affiliates, may make cash revenue sharing payments to the insurance company that issued your variable product or its affiliates in connection with promotion of the fund and certain other marketing support services. ADI makes these payments from its own resources.



    ADI makes revenue sharing payments as incentives to certain insurance companies to promote the sale and retention of shares of the fund. The benefits ADI receives when it makes these payments may include, among other things, adding the fund to the list of underlying investment options in the insurance companies' variable products, and access (in some cases on a preferential basis over other competitors) to individual members of the insurance companies' sales force or to the insurance companies' management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the insurance company for including the fund in its variable products (on its "sales shelf"). ADI compensates insurance companies differently depending typically on the level and/or type of considerations provided by the insurance company. The revenue sharing payments ADI makes may be calculated on sales of shares of the fund (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold to the insurance company during the particular period. Such payments also may be calculated on the average daily net assets of the fund attributable to that particular insurance company (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make sales of shares of the fund and Asset-Based Payments primarily create incentives to retain assets of the fund in insurance company separate accounts.



    ADI is motivated to make the payments described above in order to promote the sale of fund shares and the retention of those investments by clients of insurance companies. To the extent insurance companies sell more shares of the fund or retain shares of the fund in their variable product owners' accounts, ADI benefits from the incremental management and other fees paid to ADI by the fund with respect to those assets.



    In addition to the payments listed above, the advisor may also reimburse insurance companies for certain administrative services provided to variable product owners. Under a Master Administrative Services Agreement, between the fund and the advisor, the advisor is entitled to receive from the fund reimbursement of its costs or such reasonable compensation as may be approved by the Board of the fund. Under this arrangement, the advisor provides, or assures that insurance companies issuing variable products will provide, certain variable product owner-related services. These services, include, but are not limited to, facilitation of variable product owners' purchase and redemption requests; distribution to existing variable product owners of copies of fund prospectuses, proxy materials, periodic fund reports, and other materials; maintenance of variable product owners' records; and fund services and communications. Currently, these administrative service payments made by the fund to the advisor are subject to an annual limit of 0.25% of the average net assets invested in the fund by each insurance company. Any amounts paid by the advisor to an insurance company in excess of 0.25% of the average net assets invested in the fund are paid by the advisor out of its own financial resources, and not out of the fund's assets.


    You can find further details in the Statement of Additional Information about these payments and the services provided by insurance companies. In certain cases these payments could be significant to the insurance company. Your insurance company may charge you additional fees or commissions, on your variable product other than those disclosed in this prospectus. You can ask your insurance company about any payments it receives from AIM, ADI, or the fund, as well as about fees and/or commissions it charges.

                         ------------------------------
                         AIM V.I. LARGE CAP GROWTH FUND
                         ------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the financial performance of the fund's Series I shares. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    The table shows the financial highlights for a share of the fund outstanding during the fiscal years (or period) indicated.


    This information has been audited by Tait, Weller & Baker, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. The Board of the fund has selected a new independent registered public accounting firm for the fund's current fiscal year (2005). For more information regarding the change in independent auditors, see the Statement of Additional Information.



                                                                                 AUGUST 29, 2003
                                                                                 (DATE OPERATIONS
                                                               YEAR ENDED         COMMENCED) TO
                                                              DECEMBER 31,         DECEMBER 31,
                                                                  2004                 2003
                                                              ------------       ----------------
Net asset value, beginning of period                             $10.90               $10.00
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.04)(a)            (0.03)
-------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)           1.03                 0.95
=================================================================================================
    Total from investment operations                               0.99                 0.92
=================================================================================================
Less distributions:
  Dividends from net investment income                               --                (0.02)
-------------------------------------------------------------------------------------------------
  Distributions from net realized gains                           (0.03)                  --
=================================================================================================
    Total distributions                                           (0.03)               (0.02)
=================================================================================================
Net asset value, end of period                                   $11.86               $10.90
_________________________________________________________________________________________________
=================================================================================================
Total return(b)                                                    9.08%                9.16%
_________________________________________________________________________________________________
=================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $  596               $  546
_________________________________________________________________________________________________
=================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                   1.33%(c)             1.33%(d)
-------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                9.88%(c)            14.54%(d)
=================================================================================================
Ratio of net investment income (loss) to average net assets       (0.35)%(a)(c)        (0.73)%(d)
_________________________________________________________________________________________________
=================================================================================================
Portfolio turnover rate(e)                                          104%                  37%
_________________________________________________________________________________________________
=================================================================================================



(a) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment (loss) to average net assets excluding the special dividend are $(0.06) and (0.51)%, respectively.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholders transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.


(c) Ratios are based on average daily net assets of $556,395.


(d) Annualized.


(e) Not annualized for periods less than one year.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. Beginning with the fiscal periods ending after July 9, 2004, the fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact the insurance company that issued your variable product, or you may contact us at

BY MAIL:               A I M Distributors, Inc.
                       11 Greenway Plaza, Suite 100
                       Houston, TX 77046-1173

BY TELEPHONE:          (800) 410-4246

Because you cannot purchase shares of the fund directly, these documents have not been made available on our website.
The fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable products that invest in the fund.

You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Room, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

---------------------------------------------
   AIM V.I. Large Cap Growth Fund Series I
   SEC 1940 Act file number: 811-7452
---------------------------------------------

AIMinvestments.com
                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                 --Registered Trademark--          --Registered Trademark--

                                                  AIM V.I. LARGE CAP GROWTH FUND

                                                                     PROSPECTUS
                                                                 APRIL 29, 2005

Series II shares

Shares of the fund are currently offered only to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. AIM V.I. Large Cap Growth Fund seeks to provide long-term growth of capital.

--------------------------------------------------------------------------------


This prospectus contains important information about the Series II class shares (Series II shares) of the fund. Please read it before investing and keep it for future reference.


As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                 --Registered Trademark--          --Registered Trademark--

                         ------------------------------
                         AIM V.I. LARGE CAP GROWTH FUND
                         ------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND STRATEGIES                  1
------------------------------------------------------
PRINCIPAL RISKS OF INVESTING IN THE FUND             1
------------------------------------------------------
DISCLOSURE OF PORTFOLIO HOLDINGS                     1
------------------------------------------------------
PERFORMANCE INFORMATION                              2
------------------------------------------------------
Annual Total Returns                                 2
Performance Table                                    3
FEE TABLE AND EXPENSE EXAMPLE                        4
------------------------------------------------------
Fees and Expenses of the Fund                        4
Expense Example                                      4
Hypothetical Investment and Expense
  Limitation                                         5
FUND MANAGEMENT                                      6
------------------------------------------------------
The Advisor                                          6
Advisor Compensation                                 7
Portfolio Managers                                   7
OTHER INFORMATION                                    7
------------------------------------------------------
Purchase and Redemption of Shares                    7
Excessive Short-Term Trading Activity
  Disclosures                                        7
Trade Activity Monitoring                            8
Fair Value Pricing                                   8
Risks                                                8
Pricing of Shares                                    8
Taxes                                                9
Dividends and Distributions                          9
Share Classes                                       10
Distribution Plan                                   10
Payments to Insurance Companies                     10
FINANCIAL HIGHLIGHTS                                11
------------------------------------------------------
OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------


The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

    Shares of the fund are used as investment vehicles for variable annuity contracts and variable life insurance policies (variable products) issued by certain insurance companies. You cannot purchase shares of the fund directly. As an owner of a variable product (variable product owner) that offers the fund as an investment option, however, you may allocate your variable product values to a separate account of the insurance company that invests in shares of the fund.

    Your variable product is offered through its own prospectus, which contains information about your variable product, including how to purchase the variable product and how to allocate variable product values to the fund.

                         ------------------------------
                         AIM V.I. LARGE CAP GROWTH FUND
                         ------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital. The investment objective of the fund may be changed by the Board of Trustees (the Board) without shareholder approval.


    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in securities of large-capitalization companies. In complying with this 80% investment requirement, the fund will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The fund considers a company to be a large-capitalization company if it has a market capitalization, at the time of purchase, no smaller than the smallest capitalized company included in the Russell 1000--Registered Trademark-- Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell 1000--Registered Trademark-- Index is a widely recognized, unmanaged index of common stocks that measures the performance of the 1,000 largest companies in the Russell 3000--Registered Trademark-- Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The smallest capitalized company included in the Russell 1000--Registered Trademark-- Index during the above-referenced period ended March 31, 2005, had a market capitalization of $281 million. The fund may invest up to 25% of its total assets in foreign securities. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.


    The fund's portfolio managers may focus on securities of companies with market capitalizations that are within the top 50% of stocks in the Russell 1000--Registered Trademark-- Index at the time of purchase. The portfolio managers purchase securities of a limited number of large-cap companies that they believe have the potential for above-average growth in revenues and earnings. The portfolio managers consider whether to sell a particular security when they believe the security no longer has that potential.

    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objective.


    The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs and brokerage commissions, both of which can lower the actual return on your investment.


PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity.

    The values of the convertible securities in which the fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.

    Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

    The principal risk of investments in synthetic instruments is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Some synthetic instruments are more sensitive to interest rate changes and market price fluctuations than others. Also, synthetic instruments are subject to counter party risk which is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the fund.


    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information.

                         ------------------------------
                         AIM V.I. LARGE CAP GROWTH FUND
                         ------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance. All performance shown assumes the reinvestment of dividends and capital gains. The bar chart shown does not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows the performance of the fund's Series II shares.


                                                                          ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              --------
2004...................................................................     8.89%




    During the period shown in the bar chart, the highest quarterly return was 8.30% (quarter ended December 31, 2004) and the lowest quarterly return was -4.11% (quarter ended September 30, 2004).

                         ------------------------------
                         AIM V.I. LARGE CAP GROWTH FUND
                         ------------------------------

PERFORMANCE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE TABLE

The following performance table compares the fund's performance to those of an unmanaged broad-based securities market index, style-specific index and peer group index. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below. A fund's past performance is not necessarily an indication of its future performance. The performance table shown below does not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower.


AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------------------------------------------------
                                                                    SERIES II
(for the periods ended                               SINCE           SHARES
December 31, 2004)                        1 YEAR   INCEPTION       INCEPTION DATE
----------------------------------------------------------------------------------
AIM V.I. Large Cap Growth Fund             8.89%      13.73%          08/29/03
Standard & Poor's 500 Index(1,2)          10.87%   16.83%(3)          08/31/03(3)
Russell 1000--Registered Trademark--
  Growth Index(2,4)                        6.30%   11.86%(3)          08/31/03(3)
Lipper Large-Cap Growth Index(2,5)         7.45%   11.62%(3)          08/31/03(3)
----------------------------------------------------------------------------------



----------------------------------------------------------------------------------


(1) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance. The fund has also included the Russell 1000--Registered Trademark-- Growth Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Large-Cap Growth Fund Index (which may or may not include the fund) is included for comparison to a peer-group.


(2) The indices may not reflect payment of fees, expenses or taxes.


(3) The average annual total return given is since the month end closest to the inception date of the fund's Series II shares.


(4) The Russell 1000--Registered Trademark-- Growth Index measures the performance of those Russell 1000--Registered Trademark-- Index companies with higher price-to-book ratios and higher forecasted growth values.


(5) The Lipper Large-Cap Growth Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Large-Cap Growth category. These funds, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperCompsite 1500 Index. Large-Cap Growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three year sales-per-share growth value, compared to the S&P 500 index.

                         ------------------------------
                         AIM V.I. LARGE CAP GROWTH FUND
                         ------------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable product owner buys, holds, or redeems interest in an insurance company separate account that invests in the Series II shares of the fund but does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.

SHAREHOLDER FEES
--------------------------------------------------------------------------------
(fees paid directly from
your investment)                                                SERIES II SHARES
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                           N/A

Maximum Deferred
Sales Charge (Load)                                                   N/A
--------------------------------------------------------------------------------

"N/A" in the above table means "not applicable."


ANNUAL FUND OPERATING EXPENSES (SERIES II SHARES)(1)
--------------------------------------------------------------------------------
(expenses that are deducted
from Series II share assets)                                    SERIES II SHARES
--------------------------------------------------------------------------------
Management Fees                                                       0.75%

Rule 12b-1 Fees                                                       0.25

Other Expenses                                                        9.13

Total Annual Fund
Operating Expenses                                                   10.13

Fee Waivers and/or Expense Reimbursements(2,3)                        8.65

Net Annual Fund Operating Expenses                                    1.48
--------------------------------------------------------------------------------



(1) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2004 and are expressed as a percentage of the fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.


(2) The fund's advisor and/or distributor have contractually agreed to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series II shares to 1.45% of average daily net assets for each series portfolio of AIM Variable Insurance Funds. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limit stated above:
    (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the fund's day-to-day operations), or items designated as such by the fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and
    (vii) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the fund benefits are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund. The expense limitation agreement is in effect through April 30, 2006.


(3) Effective January 1, 2005 through June 30, 2006, the advisor has contractually agreed to waive a portion of its advisory fees. The Fee Waivers and/or Expense Reimbursements reflects this agreement. (See "Fund Management--Advisor Compensation").


EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in the Series II shares of the fund with the cost of investing in other mutual funds. The example also does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.


    The example assumes that you invest $10,000 in the fund's Series II shares for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same and includes the effect of any contractual fee waivers and/or expense reimbursements. To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:



SERIES II SHARES                                               1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------------------------------------------------------
AIM V.I. Large
Cap Growth Fund                                                 $151    $2,142    $3,934     $7,669
----------------------------------------------------------------------------------------------------

                         ------------------------------
                         AIM V.I. LARGE CAP GROWTH FUND
                         ------------------------------


HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION



The following supplemental hypothetical investment information provides additional information in a different format from the preceding Fee Table about the effect of a fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. Because a fund's annual return when quoted is already reduced by the fund's fees and expenses for that year, this hypothetical expense information is intended to help you understand the annual and cumulative impact of a fund's fees and expenses on your investment. Assuming a hypothetical investment of $10,000 in the fund and a 5% return before expenses each year, the chart shows the cumulative return before expenses, the cumulative return after expenses, the ending balance and the estimated annual expenses for each year one through ten. The chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The annual expense ratio, which is the same as stated in the Fee Table above, is reflected in the chart and is net of any contractual fee waiver or expense reimbursement. There is no assurance that the current annual expense ratio will be the expense ratio for the fund. To the extent that the advisor makes any waivers or reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account any fees and expenses assessed in connection with your variable product; if they did, the expenses shown would be higher, while the ending balance shown would be lower. YOU SHOULD UNDERSTAND THAT THIS IS ONLY A HYPOTHETICAL PRESENTATION MADE TO ILLUSTRATE WHAT EXPENSES AND RETURNS WOULD BE UNDER THE ABOVE SCENARIOS; YOUR ACTUAL RETURNS AND EXPENSES ARE LIKELY TO DIFFER (HIGHER OR LOWER) FROM THOSE SHOWN BELOW.


SERIES II--ANNUAL EXPENSE RATIO
             1.48%                 YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                            5.00%          10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                            3.52%           7.16%       10.94%       14.84%       18.88%
End of Year Balance              $10,352.00      $10,716.39   $11,093.61   $11,484.10   $11,888.34
Estimated Annual Expenses        $   150.60      $   155.91   $   161.39   $   167.08   $   172.96
--------------------------------------------------------------------------------------------------

SERIES II--ANNUAL EXPENSE RATIO
             1.48%                 YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
Cumulative Return Before
  Expenses                           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                           23.07%       27.40%       31.88%       36.53%       41.33%
End of Year Balance              $12,306.81   $12,740.01   $13,188.46   $13,652.69   $14,133.27
Estimated Annual Expenses        $   179.04   $   185.35   $   191.87   $   198.62   $   205.62
--------------------------------------------------------------------------------------------------

                         ------------------------------
                         AIM V.I. LARGE CAP GROWTH FUND
                         ------------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor or AIM) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

    The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 200 investment portfolios, including the fund, encompassing a broad range of investment objectives.

    On October 8, 2004, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds) and AIM reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission
(SEC), the New York Attorney General (NYAG) and the Colorado Attorney General
(COAG), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM funds that they advised and to the independent directors/trustees of such funds that they had entered into certain arrangements permitting market timing of such funds, thereby breaching their fiduciary duties to such funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. (ADI) (the distributor of the retail AIM funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.


    Under the settlements, $325 million will be made available for distribution to the shareholders of those AIM funds that IFG formerly advised that were harmed by market timing activity, and $50 million will be made available for distribution to the shareholders of those AIM funds advised by AIM that were harmed by market timing activity. These settlement funds will be distributed in accordance with a methodology to be determined by an independent distribution consultant, in consultation with AIM and the independent trustees of the AIM funds and acceptable to the staff of the SEC. In addition, as required by the settlements, AIM is undertaking certain governance and compliance reforms and reviewing its policies and procedures.



    At the request of the trustees of the AIM funds, AMVESCAP PLC (AMVESCAP), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by such funds related to market timing matters.


    The independent trustees of the AIM funds have been assisted by their own independent counsel and financial expert in their own investigation of market timing activity in the AIM funds. A special committee, consisting of four independent trustees, was formed to oversee this investigation. None of the costs of this investigation will be borne by the AIM funds or by fund shareholders.

    IFG, AIM, certain related entities, certain of their current and former officers and/or certain of the AIM funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. Additional regulatory inquiries related to these or other issues may be received by the AIM funds, IFG, AIM and/or related entities and individuals in the future.


    A number of private civil lawsuits related to market timing, late trading and related issues have been filed against (depending on the lawsuit) certain of the AIM funds, IFG, AIM, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties. All such lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland for consolidated or coordinated pre-trial proceedings. Other private civil lawsuits have been filed against (depending on the lawsuit) IFG, AIM, ADI, certain related entities, certain of their current and former officers and/or certain of the AIM funds and their trustees alleging the improper use of fair value pricing, excessive advisory and/or distribution fees, improper charging of distribution fees on limited offering funds or share classes and improper mutual fund sales practices and directed-brokerage arrangements and participation in class action settlements.



    Additional civil lawsuits related to the above or other issues may be filed by private litigants or by regulators against the AIM funds, IFG, AIM and/or related entities and individuals in the future.


    You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information and on AIM's Internet website under the heading "Settled Enforcement Actions and Investigations Related to Market Timing, Regulatory Inquiries and Pending Litigation" (http://www.aiminvestments.com/regulatory).

    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

                         ------------------------------
                         AIM V.I. LARGE CAP GROWTH FUND
                         ------------------------------

ADVISOR COMPENSATION


During the fiscal year ended December 31, 2004, the advisor did not receive any compensation due to contractual expense limitation agreements between the advisor and the fund. The annual management fee payable to the advisor pursuant to the investment advisory agreement ranged from 0.75% to 0.625% of average daily net assets, based on net asset levels. The advisor has contractually agreed to advisory fee waivers for the period January 1, 2005 to June 30, 2006. The advisor will waive advisory fees to the extent necessary so that the advisory fee payable does not exceed the advisory fee rates after January 1, 2005. Following are the advisory fee rates before and after January 1, 2005.


       ADVISORY FEE RATES BEFORE                  ADVISORY FEE RATES AFTER
         JANUARY 1, 2005 WAIVER                    JANUARY 1, 2005 WAIVER
----------------------------------------------------------------------------------
           0.75% of the first $1 billion          0.695% of the first $250 million
            0.70% of the next $1 billion            0.67% of the next $250 million
    0.625% of the excess over $2 billion           0.645% of the next $500 million
                                                    0.62% of the next $1.5 billion
                                                   0.595% of the next $2.5 billion
                                                    0.57% of the next $2.5 billion
                                                   0.545% of the next $2.5 billion
                                              0.52% of the excess over $10 billion

PORTFOLIO MANAGERS

The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:

- Geoffrey V. Keeling, Senior Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1995.

- Robert L. Shoss, Senior Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1995.

    They are assisted by the advisor's Large Cap Growth Team, which may be comprised of portfolio managers, research analysts and other investment professionals of the advisor. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the team may change from time to time. More information on the team, including biographies of other members of the team, may be found on the advisor's website (http://www.aiminvestments.com). The website is not part of this prospectus.

    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.

OTHER INFORMATION
--------------------------------------------------------------------------------

PURCHASE AND REDEMPTION OF SHARES

The fund ordinarily effects orders to purchase and redeem shares at the fund's next computed net asset value after it receives an order. Insurance companies participating in the fund serve as the fund's designee for receiving orders of separate accounts that invest in the fund. The fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC such as when the NYSE restricts or suspends trading.


    Although the fund generally intends to pay redemption proceeds solely in cash, the fund reserves the right to determine in its sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).



    Shares of the fund are offered in connection with mixed and shared funding, i.e., to separate accounts of affiliated and unaffiliated insurance companies funding variable products. The fund currently offers shares only to insurance company separate accounts. In the future, the fund may offer them to pension and retirement plans that qualify for special federal income tax treatment. The fund and AIM have applied for regulatory relief to enable the fund's shares to be sold to and held by one or more fund of funds (open-end management investment companies or series thereof that offer their shares exclusively to insurance companies, their separate accounts and/or qualified plans). The fund plans to offer its shares to fund of funds following receipt of the requested regulatory relief. Due to differences in tax treatment and other considerations, the interests of fund shareholders, including variable product owners and plan participants investing in the fund (whether directly or indirectly through fund of funds), may conflict.



    Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one insurance company separate account investing directly of indirectly in a fund could cause variable products funded through another insurance company separate account to lose their tax-deferred status, unless remedial actions were taken. The Board of the fund will monitor for the existence of any material conflicts and determine what action, if any, should be taken. A fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account (or plan) withdrawing because of a conflict.


EXCESSIVE SHORT-TERM TRADING ACTIVITY DISCLOSURES


The fund's investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the fund's shares (i.e., purchases of fund shares followed shortly thereafter by redemptions of such shares, or vice versa) may hurt the long-term performance of the fund by requiring it to maintain an excessive amount of cash or to liquidate

                         ------------------------------
                         AIM V.I. LARGE CAP GROWTH FUND
                         ------------------------------

portfolio holdings at a disadvantageous time, thus interfering with the efficient management of the fund by causing it to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted.

    The Board has adopted policies and procedures designed to discourage excessive short-term trading of fund shares. The fund may alter its policies and procedures at any time without giving prior notice to fund shareholders, if the advisor believes the change would be in the best interests of long-term investors.

    Pursuant to the fund's policies and procedures, AIM and its affiliates (collectively the "AIM Affiliates") currently use the following tools designed to discourage excessive short-term trading in the fund:
(1) trade activity monitoring; and
(2) the use of fair value pricing consistent with procedures approved by the Board.

    Each of these tools is described in more detail below.

    In addition, restrictions designed to discourage or curtail excessive short-term trading activity may be imposed by the insurance companies and/or their separate accounts that invest in the fund on behalf of variable product owners. Variable product owners should refer to the applicable contract and related prospectus for more details.

TRADE ACTIVITY MONITORING

To detect excessive short-term trading activities, the AIM Affiliates will monitor, on a daily basis, selected aggregate purchase, or redemption trade orders placed by insurance companies and/or their separate accounts. The AIM Affiliates will seek to work with insurance companies to discourage variable product owners from engaging in abusive trading practices. However, the ability of the AIM Affiliates to monitor trades that are placed by variable product owners is severely if not completely limited due to the fact that the insurance companies trade with the fund through omnibus accounts, and maintain the exclusive relationship with, and are responsible for maintaining the account records of, their variable product owners. There may also be legal and technological limitations on the ability of insurance companies to impose restrictions on the trading practices of their variable product owners. As a result, there can be no guarantee that the AIM Affiliates will be able to detect or deter market timing by variable product owners.


    If, as a result of this monitoring, the AIM Affiliates believe that a variable product owner has engaged in excessive short-term trading (regardless of whether or not the insurance company's own trading restrictions are exceeded), the AIM Affiliates will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the insurance company to take action to stop such activities, or (ii) refusing to process future purchases related to such activities in the insurance company's account with the fund. AIM Affiliates will use reasonable efforts to apply the fund's policies uniformly given the potential limitations described above.


FAIR VALUE PRICING

Securities owned by the fund are to be valued at current market value if market quotations are readily available. All other securities and assets of the fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of the fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    See "Pricing of Shares--Determination of Net Asset Value" for more information.

RISKS

There is the risk that the fund's policies and procedures will prove ineffective in whole or in part to detect or prevent excessive short-term trading. Although these policies and procedures, including the tools described above, are designed to discourage excessive short-term trading, they do not eliminate the possibility that excessive short-term trading activity in the fund will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with the best interests of long-term investors. However, there can be no assurance that the AIM Affiliates will be able to gain access to any or all of the information necessary to detect or prevent excessive short-term trading by a variable product owner. While the AIM Affiliates and the fund may seek to take actions with the assistance of the insurance companies that invest in the fund, there is the risk that neither the AIM Affiliates nor the fund will be successful in their efforts to minimize or eliminate such activity.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of the fund's shares is the fund's net asset value per share. The fund values portfolio securities for which market quotations are readily available at market value. The fund values all other securities and assets for which market quotations are not readily available at their fair value in good faith using procedures approved by the Board of the fund. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

    Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or

                         ------------------------------
                         AIM V.I. LARGE CAP GROWTH FUND
                         ------------------------------

market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the advisor determines that the closing price of the security is unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

    The advisor may use indications of fair value from pricing services approved by the Board. In other circumstances, the advisor valuation committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, the advisor routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

    Specific types of securities are valued as follows:

    Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board.

    Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that the advisor determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. The advisor also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where the advisor believes, at the approved degree of certainty, that the price is not reflective of current market value, the advisor will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

    Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

    Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service is unreliable, the advisor valuation committee may fair value the security using procedures approved by the Board.

    Short-term Securities: The fund's short-term investments are valued at amortized cost when the security has 60 days or less to maturity.

    Futures and Options: Futures and options are valued on the basis of market quotations, if available.

    Open-end Funds: To the extent the fund invests in other open-end funds, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

    The fund discloses portfolio holdings at different times and with different lag times to insurance companies issuing variable products that invest in the fund, and in annual, semi-annual and quarterly shareholder reports. Refer to such reports to determine the types of securities in which a fund has invested. You may also refer to the Statement of Additional Information to determine what types of securities in which the fund may invest. You may obtain copies of these reports or of the Statement of Additional Information from the insurance company that issued your variable product, or from the advisor as described on the back cover of this prospectus.

    The fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or earlier NYSE closing time that day.

TAXES

The amount, timing and character of distributions to the separate account may be affected by special tax rules applicable to certain investments purchased by the fund. Variable product owners should refer to the prospectus for their variable products for information regarding the tax consequences of owning such variable products and should consult their tax advisors before investing.

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS

The fund generally declares and pays dividends, if any, annually to separate accounts of insurance companies issuing the variable products. The fund expects that its distributions will consist primarily of capital gains.

                         ------------------------------
                         AIM V.I. LARGE CAP GROWTH FUND
                         ------------------------------

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually to separate accounts of insurance companies issuing the variable products.

    At the election of insurance companies issuing the variable products, dividends and distributions are automatically reinvested at net asset value in shares of the fund.

SHARE CLASSES

The fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan" which is described in this prospectus.

DISTRIBUTION PLAN

The fund has adopted a distribution or "Rule 12b-1" plan for its Series II shares. The plan allows the fund to pay distribution fees to life insurance companies and others to promote the sale and distribution of Series II shares. The plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the fund). Because the fund pays this fee out of its assets on an ongoing basis, over time this fee will increase the cost of your investment and may cost you more than paying other types of charges.

PAYMENTS TO INSURANCE COMPANIES


The insurance company that issued your variable product, or one of its affiliates may receive all the Rule 12b-1 distribution fees discussed above. In addition to those payments, ADI, the distributor of the fund, or one or more of its corporate affiliates, may make additional cash revenue sharing payments to the insurance company or an affiliate in connection with promotion of the fund and certain other marketing support services. ADI makes these payments from its own resources.



    ADI makes revenue sharing payments as incentives to certain insurance companies to promote the sale and retention of shares of the fund. The benefits ADI receives when it makes these payments may include, among other things, adding the fund to the list of underlying investment options in the insurance companies' variable products, and access (in some cases on a preferential basis over other competitors) to individual members of the insurance companies' sales force or to the insurance companies' management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the insurance company for including the fund in its variable products (on its "sales shelf"). ADI compensates insurance companies differently depending typically on the level and/or type of considerations provided by the insurance company. The revenue sharing payments ADI makes may be calculated on sales of shares of the fund (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold to the insurance company during the particular period. Such payments also may be calculated on the average daily net assets of the fund attributable to that particular insurance company (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make sales of shares of the fund and Asset-Based Payments primarily create incentives to retain assets of the fund in insurance company separate accounts.



    ADI is motivated to make the payments described above in order to promote the sale of fund shares and the retention of those investments by clients of insurance companies. To the extent insurance companies sell more shares of the fund or retain shares of the fund in their variable product owners' accounts, ADI benefits from the incremental management and other fees paid to ADI by the fund with respect to those assets.



    In addition to the payments listed above, the advisor may also reimburse insurance companies for certain administrative services provided to variable product owners. Under a Master Administrative Services Agreement, between the fund and the advisor, the advisor is entitled to receive from the fund reimbursement of its costs or such reasonable compensation as may be approved by the Board of the fund. Under this arrangement, the advisor provides, or assures that insurance companies issuing variable products will provide, certain variable product owner-related services. These services, include, but are not limited to, facilitation of variable product owners' purchase and redemption requests; distribution to existing variable product owners of copies of fund prospectuses, proxy materials, periodic fund reports, and other materials; maintenance of variable product owners' records; and fund services and communications. Currently, these administrative service payments made by the fund to the advisor are subject to an annual limit of 0.25% of the average net assets invested in the fund by each insurance company. Any amounts paid by the advisor to an insurance company in excess of 0.25% of the average net assets invested in the fund are paid by the advisor out of its own financial resources, and not out of the fund's assets.


    You can find further details in the Statement of Additional Information about these payments and the services provided by insurance companies. In certain cases these payments could be significant to the insurance company. Your insurance company may charge you additional fees or commissions, on your variable product other than those disclosed in this prospectus. You can ask your insurance company about any payments it receives from AIM, ADI, or the fund, as well as about fees and/or commissions it charges.

                         ------------------------------
                         AIM V.I. LARGE CAP GROWTH FUND
                         ------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the financial performance of the fund's Series II shares. Certain information reflects financial results for a single Series II share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    The table shows the financial highlights for a share of the fund outstanding during the fiscal year (or period) indicated.


    This information has been audited by Tait, Weller & Baker, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. The Board of the fund has selected a new independent registered public accounting firm for the fund's current fiscal year (2005). For more information regarding the change in independent auditors, see the Statement of Additional Information.



                                                                                    AUGUST 29,
                                                                                       2003
                                                                                 (DATE OPERATIONS
                                                               YEAR ENDED         COMMENCED) TO
                                                              DECEMBER 31,         DECEMBER 31,
                                                                  2004                 2003
                                                              ------------       ----------------
Net asset value, beginning of period                             $10.90               $10.00
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.06)(a)            (0.03)
-------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)           1.03                 0.94
=================================================================================================
    Total from investment operations                               0.97                 0.91
=================================================================================================
Less distributions:
  Dividends from net investment income                               --                (0.01)
-------------------------------------------------------------------------------------------------
  Distributions from net realized gains                           (0.03)                  --
=================================================================================================
    Total distributions                                           (0.03)               (0.01)
=================================================================================================
Net asset value, end of period                                   $11.84               $10.90
_________________________________________________________________________________________________
=================================================================================================
Total return(b)                                                    8.89%                9.11%
_________________________________________________________________________________________________
=================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $  594               $  546
_________________________________________________________________________________________________
=================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                   1.48%(c)             1.48%(d)
-------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               10.13%(c)            14.79%(d)
=================================================================================================
Ratio of net investment income (loss) to average net assets       (0.50)%(a)(c)        (0.88)%(d)
_________________________________________________________________________________________________
=================================================================================================
Portfolio turnover rate(e)                                          104%                  37%
_________________________________________________________________________________________________
=================================================================================================



(a) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment (loss) to average net assets excluding the special dividend are $(0.08) and (0.66)%, respectively.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholders transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.


(c) Ratios are based on average daily net assets of $555,691.


(d) Annualized.


(e) Not annualized for periods less than one year.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. Beginning with the fiscal periods ending after July 9, 2004, the fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact the insurance company that issued your variable product, or you may contact us at

BY MAIL:               A I M Distributors, Inc.
                       11 Greenway Plaza, Suite 100
                       Houston, TX 77046-1173

BY TELEPHONE:          (800) 410-4246

Because you cannot purchase shares of the fund directly, these documents have not been made available on our website.
The fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable products that invest in the fund.

You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Room, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------------------
   AIM V.I. Large Cap Growth Fund Series II
   SEC 1940 Act file number: 811-7452

----------------------------------------------

AIMinvestments.com
                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                 --Registered Trademark--          --Registered Trademark--

                                                       AIM V.I. REAL ESTATE FUND

                                                                     PROSPECTUS
                                                                 APRIL 29, 2005

Series I shares


Shares of the fund are currently offered only to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. AIM V.I. Real Estate Fund seeks to achieve high total return.


--------------------------------------------------------------------------------


This prospectus contains important information about the Series I class shares (Series I shares) of the fund. Please read it before investing and keep it for future reference.


As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                 --Registered Trademark--          --Registered Trademark--

                           -------------------------
                           AIM V.I. REAL ESTATE FUND
                           -------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND STRATEGIES                  1
------------------------------------------------------
PRINCIPAL RISKS OF INVESTING IN THE FUND             1
------------------------------------------------------
DISCLOSURE OF PORTFOLIO HOLDINGS                     2
------------------------------------------------------
PERFORMANCE INFORMATION                              3
------------------------------------------------------
Annual Total Returns                                 3
Performance Table                                    4
FEE TABLE AND EXPENSE EXAMPLE                        5
------------------------------------------------------
Fees and Expenses of the Fund                        5
Expense Example                                      5
Hypothetical Investment and Expense
  Information                                        6
FUND MANAGEMENT                                      7
------------------------------------------------------
The Advisors                                         7
Advisor Compensation                                 8
Portfolio Managers                                   8
OTHER INFORMATION                                    8
------------------------------------------------------
Purchase and Redemption of Shares                    8
Excessive Short-Term Trading Activity
  Disclosures                                        9
Trade Activity Monitoring                            9
Fair Value Pricing                                   9
Risks                                                9
Pricing of Shares                                   10
Taxes                                               11
Dividends and Distributions                         11
Share Classes                                       11
Payments to Insurance Companies                     11
FINANCIAL HIGHLIGHTS                                12
------------------------------------------------------
OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------


The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

    Shares of the fund are used as investment vehicles for variable annuity contracts and variable life insurance policies (variable products) issued by certain insurance companies. You cannot purchase shares of the fund directly. As an owner of a variable product (variable product owner) that offers the fund as an investment option, however, you may allocate your variable product values to a separate account of the insurance company that invests in shares of the fund.

    Your variable product is offered through its own prospectus, which contains information about your variable product, including how to purchase the variable product and how to allocate variable product values to the fund.

                           -------------------------
                           AIM V.I. REAL ESTATE FUND
                           -------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is to achieve high total return. The investment objective of the fund may be changed by the Board of Trustees (the Board) without shareholder approval.

    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in securities of real estate and real estate-related companies. In complying with this 80% investment requirement, the fund may invest in debt and equity securities, including convertible securities, and its investments may include other securities such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The fund considers a company to be a real estate-related company if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate. These companies include equity real estate investment trusts (REITs) that own property and mortgage REITs that make short-term construction and development mortgage loans or that invest in long-term mortgages or mortgage pools, or companies whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions that issue or service mortgages.


    The fund may invest in equity, debt or convertible securities of companies unrelated to the real estate industry that the portfolio managers believe are undervalued and have potential for growth of capital. The fund will limit its investment in debt securities to those that are investment-grade or deemed by the fund's portfolio manager to be of comparable quality. The fund may invest up to 25% of its total assets in foreign securities. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase. When suitable opportunities are available, the fund may invest in initial public offerings (IPOs) of securities.


    The portfolio managers utilize fundamental real estate analysis and quantitative securities analysis to select investments for the fund, including analyzing a company's management and strategic focus, evaluating the location, physical attributes and cash flow generating capacity of a company's properties and calculating expected returns, among other things. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.


    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents, or high-quality debt instruments. As a result, the fund may not achieve its investment objective.


PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. Interest rate increases can cause the price of a debt security to decrease. The longer a debt security's duration, the more sensitive it is to this risk. The issuer of a debt security may default or otherwise be unable to honor a financial obligation.

    The values of the convertible securities in which the fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.

    Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

    The principal risk of investments in synthetic instruments is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Some synthetic instruments are more sensitive to interest rate changes and market price fluctuations than others. Also, synthetic instruments are subject to counter party risk which is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the fund.

    The fund could conceivably hold real estate directly if a company defaults on debt securities the fund owns. In that event, an investment in the fund may have additional risks relating to direct ownership in real estate, including difficulties in valuing and trading real estate, declines in value of the properties, risks relating to general and local economic conditions, changes in the climate for real estate, increases in taxes, expenses and costs, changes in laws, casualty and condemnation losses, rent control limitations and increases in interest rates.

                           -------------------------
                           AIM V.I. REAL ESTATE FUND


                  -------------------------
    The value of the fund's investment in REITs is affected by the factors listed above, as well as the management skill of the persons managing the REIT. Since REITs have expenses of their own, you will bear a proportionate share of those expenses in addition to those of the fund. Because the fund focuses its investments in REITs and other companies related to the real estate industry, the value of your shares may rise and fall more than the value of shares of a fund that invests in a broader range of companies.


    IPOs of securities issued by unseasoned companies with little or no operating history are risky and their prices are highly volatile, but they can result in very large gains in their initial trading. There can be no assurance that the fund will have favorable IPO investment opportunities in the future. Attractive IPOs are often oversubscribed and may not be available to the fund, or may be available in only very limited quantities.


    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information.

                           -------------------------
                           AIM V.I. REAL ESTATE FUND
                           -------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance. All performance shown assumes the reinvestment of dividends and capital gains. The bar chart shown does not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Series I shares from year to year.


                                                                         ANNUAL
YEARS ENDED                                                               TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1999...................................................................    0.35%
2000...................................................................   28.63%
2001...................................................................   -0.76%
2002...................................................................    6.37%
2003...................................................................   38.82%
2004...................................................................   36.58%




    During the periods shown in the bar chart, the highest quarterly return was 17.14% (quarter ended December 31, 2004) and the lowest quarterly return was -8.32% (quarter ended September 30, 1999). Effective April 30, 2004 the fund changed its investment objective. Performance shown for the fund reflects the investment objective of the fund in effect during the periods shown.

                           -------------------------
                           AIM V.I. REAL ESTATE FUND
                           -------------------------

PERFORMANCE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE TABLE

The following performance table compares the fund's performance to those of an unmanaged broad-based securities market index, style-specific index and peer-group index. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below. A fund's past performance is not necessarily an indication of its future performance. The performance table shown below does not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower.


AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------------------
(for the periods ended                                         SINCE         INCEPTION
December 31, 2004)                        1 YEAR    5 YEARS   INCEPTION         DATE
------------------------------------------------------------------------------------------
AIM V.I. Real Estate Fund(1)              36.58%    20.82%      12.18%         03/31/98
Standard & Poor's 500 Index(2,3)          10.87%    (2.30%)      2.94%         03/31/98
Morgan Stanley REIT Index(3,4)            31.49%    21.67%      11.85%         03/31/98
Lipper Real Estate Fund Index(3,5)        32.13%    21.04%      11.45%         03/31/98
------------------------------------------------------------------------------------------


(1) For periods prior to April 30, 2004, performance shown relates to a predecessor fund advised by INVESCO Funds Group, Inc., an affiliate of A I M Advisors, Inc. Additionally, on April 30, 2004, the fund changed its investment objective. As a result, performance shown for the fund reflects the investment objective of the fund in effect during the periods shown. Total return figures include reinvested dividends and capital gain distributions and the effect of the fund's expenses.

(2) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance. The fund has also included the Morgan Stanley REIT Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Real Estate Fund Index (which may or may not include the fund) is included for comparison to a peer group.


(3) The index may not reflect payment of fees, expenses or taxes.


(4) The Morgan Stanley REIT Index is a total-return index comprised of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance.


(5) The Lipper Real Estate Fund Index is an equally weighted representation of the 30 largest funds within the Lipper Real Estate Category. These funds invest at least 65% of their portfolio in equity securities of domestic and foreign companies engaged in the real estate industry.

                           -------------------------
                           AIM V.I. REAL ESTATE FUND
                           -------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable product owner buys, holds, or redeems interest in an insurance company separate account that invests in the Series I shares of the fund but does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.

SHAREHOLDER FEES
--------------------------------------------------------------------------------
(fees paid directly from
your investment)                                                 SERIES I SHARES
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                            N/A

Maximum Deferred
Sales Charge (Load)                                                    N/A
--------------------------------------------------------------------------------

"N/A" in the above table means "not applicable."


ANNUAL FUND OPERATING EXPENSES (SERIES I SHARES)(1)
--------------------------------------------------------------------------------
(expenses that are deducted
from Series I share assets)                                      SERIES I SHARES
--------------------------------------------------------------------------------
Management Fees                                                        0.90%

Other Expenses                                                         0.52

Total Annual Fund                                                      1.42
Operating Expenses
Fee Waiver(2,3)                                                        0.15
Net Annual Fund Operating Expenses                                     1.27
--------------------------------------------------------------------------------



(1) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2004 and are expressed as a percentage of the fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.


(2) The fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 1.30% of average daily nets assets for each series portfolio of AIM Variable Insurance Funds. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the fund's day-to-day operations), or items designated as such by the fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vii) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the fund benefits are in the form or credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund. The expense limitation is in effect through April 30, 2006.


(3) Effective January 1, 2005 through June 30, 2006, the advisor has contractually agreed to waive a portion of its advisory fees. The Fee Waiver reflects this agreement (See "Fund Management--Advisor Compensation").


EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in the Series I shares of the fund with the cost of investing in other mutual funds. This example does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.



    The example assumes that you invest $10,000 in the fund's Series I shares for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same and includes the effect of any contractual fee waivers and/or expense reimbursements. To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:



SERIES I SHARES                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------------------------------------
AIM V.I. Real Estate Fund                     $129     $435      $762      $1,689
----------------------------------------------------------------------------------

                           -------------------------
                           AIM V.I. REAL ESTATE FUND
                           -------------------------


HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION



The following supplemental hypothetical investment information provides additional information in a different format from the preceding Fee Table about the effect of a fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. Because a fund's annual return when quoted is already reduced by the fund's fees and expenses for that year, this hypothetical expense information is intended to help you understand the annual and cumulative impact of a fund's fees and expenses on your investment. Assuming a hypothetical investment of $10,000 in the fund and a 5% return before expenses each year, the chart shows the cumulative return before expenses, the cumulative return after expenses, the ending balance and the estimated annual expenses for each year one through ten. The chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The annual expense ratio, which is the same as stated in the Fee Table above, is reflected in the chart and is net of any contractual fee waiver or expense reimbursement. There is no assurance that the current annual expense ratio will be the expense ratio for the fund. To the extent that the advisor makes any waivers or reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account any fees and expenses assessed in connection with your variable product; if they did, the expenses shown would be higher, while the ending balance shown would be lower. YOU SHOULD UNDERSTAND THAT THIS IS ONLY A HYPOTHETICAL PRESENTATION MADE TO ILLUSTRATE WHAT EXPENSES AND RETURNS WOULD BE UNDER THE ABOVE SCENARIOS; YOUR ACTUAL RETURNS AND EXPENSES ARE LIKELY TO DIFFER (HIGHER OR LOWER) FROM THOSE SHOWN BELOW.


SERIES I--ANNUAL EXPENSE RATIO
             1.27%                 YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                            5.00%          10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                            3.73%           7.60%       11.61%       15.78%       20.09%
End of Year Balance              $10,373.00      $10,759.91   $11,161.26   $11,577.57   $12,009.42
Estimated Annual Expenses        $   129.37      $   134.19   $   139.20   $   144.39   $   149.78
--------------------------------------------------------------------------------------------------

SERIES I--ANNUAL EXPENSE RATIO
             1.27%                 YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
-------------------------------  --------------------------------------------------------------
Cumulative Return Before
  Expenses                           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                           24.57%       29.22%       34.04%       39.04%       44.23%
End of Year Balance              $12,457.37   $12,922.03   $13,404.02   $13,903.99   $14,422.61
Estimated Annual Expenses        $   155.36   $   161.16   $   167.17   $   173.41   $   179.87
--------------------------------------------------------------------------------------------------

                           -------------------------
                           AIM V.I. REAL ESTATE FUND
                           -------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS

A I M Advisors, Inc. (the advisor or AIM) serves as the fund's investment advisor and manages the investment operations of the fund (formerly known as INVESCO VIF-Real Estate Opportunity Fund) and has agreed to perform or arrange for the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. INVESCO Institutional (N.A.), Inc. (INVESCO Alternatives Group division) (the subadvisor) is located at Three Galleria Tower, Suite 500, 13155 Noel Road, Dallas, TX 75240. INVESCO Institutional and its subsidiaries manage investment products that span a wide range of asset classes from fixed income to value, core, and growth equities to alternative investments such as real estate and private capital. INVESCO Institutional manages more than 1,300 separate portfolios for clients located around the world. The subadvisor is responsible for the fund's day-to-day management, including the fund's investment decisions and the execution of securities transactions with respect to the fund.


    The advisor has acted as an investment advisor since its organization in 1976 and the subadvisor has acted as an investment advisor and qualified professional asset manager since 1979. Today, the advisor, together with its subsidiaries, advises or manages over 200 investment portfolios, including the fund, encompassing a broad range of investment objectives.

    Prior to April 30, 2004, the fund was a series portfolio of INVESCO Variable Investment Funds, Inc., a Maryland corporation. On April 30, 2004, the fund became a series portfolio of AIM Variable Insurance Funds, a Delaware statutory trust. Prior to April 30, 2004, INVESCO Funds Group, Inc. (IFG) served as the investment advisor for the fund. The advisor, the subadvisor and IFG, are affiliates.

    On October 8, 2004, IFG (the former investment advisor to certain AIM funds) and AIM reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission (SEC), the New York Attorney General (NYAG) and the Colorado Attorney General (COAG), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM funds that they advised and to the independent directors/trustees of such funds that they had entered into certain arrangements permitting market timing of such funds, thereby breaching their fiduciary duties to such funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. (ADI) (the distributor of the retail AIM funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.


    Under the settlements, $325 million will be made available for distribution to the shareholders of those AIM funds that IFG formerly advised that were harmed by market timing activity, and $50 million will be made available for distribution to the shareholders of those AIM funds advised by AIM that were harmed by market timing activity. These settlement funds will be distributed in accordance with a methodology to be determined by an independent distribution consultant, in consultation with AIM and the independent trustees of the AIM funds and acceptable to the staff of the SEC. In addition, as required by the settlements, AIM is undertaking certain governance and compliance reforms and reviewing its policies and procedures.



    At the request of the trustees of the AIM funds, AMVESCAP PLC (AMVESCAP) the parent company of IFG and AIM, has agreed to reimburse expenses incurred by such funds related to market timing matters.


    The independent trustees of the AIM funds have been assisted by their own independent counsel and financial expert in their own investigation of market timing activity in the AIM funds. A special committee, consisting of four independent trustees, was formed to oversee this investigation. None of the costs of this investigation will be borne by the AIM funds or by fund shareholders.

    IFG, AIM, certain related entities, certain of their current and former officers and/or certain of the AIM funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. Additional regulatory inquiries related to these or other issues may be received by the AIM funds, IFG, AIM and/or related entities and individuals in the future.


    A number of private civil lawsuits related to market timing, late trading and related issues have been filed against (depending on the lawsuit) certain of the AIM funds, IFG, AIM, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties. All such lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland for consolidated or coordinated pre-trial proceedings. Other private civil lawsuits have been filed against (depending on the lawsuit) IFG, AIM, ADI, certain related entities, certain of their current and former officers and/or certain of the AIM funds and their trustees alleging the improper use of fair value pricing, excessive advisory and/or distribution fees, improper charging of distribution fees on limited offering funds or share classes and improper mutual fund sales practices and directed-brokerage arrangements and participation in class action settlements.

                           -------------------------
                           AIM V.I. REAL ESTATE FUND
                           -------------------------



    Additional civil lawsuits related to the above or other issues may be filed by private litigants or by regulators against the AIM funds, IFG, AIM and/or related entities and individuals in the future.


    You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information and on AIM's Internet website under the heading "Settled Enforcement Actions and Investigations Related to Market Timing, Regulatory Inquiries and Pending Litigation" (http://www.aiminvestments.com/regulatory).

    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION


    During the fiscal year ended December 31, 2004, AIM or IFG received compensation of 0.79% of average daily net assets. The annual management fee payable to the investment advisor pursuant to the investment advisory agreement was 0.90% of average daily net assets, based on net asset levels. AIM has contractually agreed to advisory fee waivers for the period January 1, 2005 to June 30, 2006. The advisor will waive advisory fees to the extent necessary so that the advisory fee payable does not exceed the advisory fee rates after January 1, 2005. Following are the advisory fee rates before and after January 1, 2005.


   ADVISORY FEE RATES BEFORE          ADVISORY FEE RATES AFTER
     JANUARY 1, 2005 WAIVER            JANUARY 1, 2005 WAIVER
------------------------------------------------------------------
      0.90% of average daily net
                          assets   0.75% of the first $250 million
                                    0.74% of the next $250 million
                                    0.73% of the next $500 million
                                    0.72% of the next $1.5 billion
                                    0.71% of the next $2.5 billion
                                    0.70% of the next $2.5 billion
                                    0.69% of the next $2.5 billion
                                      0.68% of the excess over $10
                                                           billion

PORTFOLIO MANAGERS
The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:

- Joe V. Rodriguez, Jr. (lead manager), Portfolio Manager, who has been responsible for the fund since 2004 and has been associated with the subadvisor and/or its affiliates since 1990. As the lead manager, Mr. Rodriguez generally has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Mr. Rodriguez may perform these functions, and the nature of these functions, may change from time to time.

- Mark Blackburn, Portfolio Manager, who has been responsible for the fund since 2004 and has been associated with the subadvisor and/or its affiliates since 1998.

- James W. Trowbridge, Portfolio Manager, who has been responsible for the fund since 2004 and has been associated with the subadvisor and/or its affiliates since 1989.


    They are assisted by the subadvisor's Real Estate Team, which may be comprised of portfolio managers, research analysts and other investment professionals of the subadvisor. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the team may change from time to time. More information on the team, including biographies of other members of the team, may be found on the advisor's website (http://www.aiminvestments.com). The website is not part of this prospectus.


    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.

OTHER INFORMATION
--------------------------------------------------------------------------------

PURCHASE AND REDEMPTION OF SHARES
The fund ordinarily effects orders to purchase and redeem shares at the fund's next computed net asset value after it receives an order. Insurance companies participating in the fund serve as the fund's designee for receiving orders of separate accounts that invest in the fund. The fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the NYSE restricts or suspends trading.


    Although the fund generally intends to pay redemption proceeds solely in cash, the fund reserves the right to determine, in its sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).



    Shares of the fund are offered in connection with mixed and shared funding, i.e., to separate accounts of affiliated and unaffiliated insurance companies funding variable products. The fund currently offers shares only to insurance company separate accounts. In the future, the fund may offer them to pension and retirement plans that qualify for special federal income tax treatment. The fund and AIM have applied for regulatory relief to enable the fund's shares to be sold to and held by one or more fund of funds (open-end management investment companies or series thereof that offer their shares exclusively to insurance companies, their separate accounts and/or

                           -------------------------
                           AIM V.I. REAL ESTATE FUND
                           -------------------------


qualified plans). The fund plans to offer its shares to fund of funds following receipt of the requested regulatory relief. Due to differences in tax treatment and other considerations, the interests of fund shareholders, including variable product owners and plan participants investing in the fund (whether directly or indirectly through fund of funds), may conflict.



    Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one insurance company separate account investing directly or indirectly in a fund could cause variable products funded through another insurance company separate account to lose their tax-deferred status, unless remedial actions were taken. The Board of the fund will monitor for the existence of any material conflicts and determine what action, if any, should be taken. A fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account (or plan) withdrawing because of a conflict.


EXCESSIVE SHORT-TERM TRADING ACTIVITY DISCLOSURES

The fund's investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the fund's shares (i.e., purchases of fund shares followed shortly thereafter by redemptions of such shares, or vice versa) may hurt the long-term performance of the fund by requiring it to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of the fund by causing it to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted.


    The Board has adopted policies and procedures designed to discourage excessive short-term trading of fund shares. The fund may alter its policies and procedures at any time without giving prior notice to fund shareholders, if the advisor believes the change would be in the best interests of long-term investors.

    Pursuant to the fund's policies and procedures, AIM and its affiliates (collectively the "AIM Affiliates") currently use the following tools designed to discourage excessive short-term trading in the fund:
(1) trade activity monitoring; and
(2) the use of fair value pricing consistent with procedures approved by the Board.

    Each of these tools is described in more detail below.

    In addition, restrictions designed to discourage or curtail excessive short-term trading activity may be imposed by the insurance companies and/or their separate accounts that invest in the fund on behalf of variable product owners. Variable product owners should refer to the applicable contract and related prospectus for more details.

TRADE ACTIVITY MONITORING
To detect excessive short-term trading activities, the AIM Affiliates will monitor, on a daily basis, selected aggregate purchase, or redemption trade orders placed by insurance companies and/or their separate accounts. The AIM Affiliates will seek to work with insurance companies to discourage variable product owners from engaging in abusive trading practices. However, the ability of the AIM Affiliates to monitor trades that are placed by variable product owners is severely if not completely limited due to the fact that the insurance companies trade with the fund through omnibus accounts, and maintain the exclusive relationship with, and are responsible for maintaining the account records of, their variable product owners. There may also be legal and technological limitations on the ability of insurance companies to impose restrictions on the trading practices of their variable product owners. As a result, there can be no guarantee that the AIM Affiliates will be able to detect or deter market timing by variable product owners.


    If, as a result of this monitoring, the AIM Affiliates believe that a variable product owner has engaged in excessive short-term trading (regardless of whether or not the insurance company's own trading restrictions are exceeded), the AIM Affiliates will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the insurance company to take action to stop such activities, or (ii) refusing to process future purchases in the insurance company's account with the fund related to such activities. AIM Affiliates will use reasonable efforts to apply the fund's policies uniformly given the potential limitations described above.


FAIR VALUE PRICING
Securities owned by the fund are to be valued at current market value if market quotations are readily available. All other securities and assets of the fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of the fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    See "Pricing of Shares--Determination of Net Asset Value" for more information.

RISKS
There is the risk that the fund's policies and procedures will prove ineffective in whole or in part to detect or prevent excessive short-term trading. Although these policies and procedures, including the tools described above, are designed to discourage excessive short-term trading, they do not eliminate the possibility that excessive short-term trading activity in the fund will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with the best interests of long-term investors. However, there can be no assurance that the AIM Affiliates will be able to gain access to any or all of the information necessary to detect or prevent excessive short-term trading by a variable product owner. While the AIM Affiliates and the fund may

                           -------------------------
                           AIM V.I. REAL ESTATE FUND
                           -------------------------

seek to take actions with the assistance of the insurance companies that invest in the fund, there is the risk that neither the AIM Affiliates nor the fund will be successful in their efforts to minimize or eliminate such activity.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of the fund's shares is the fund's net asset value per share. The fund values portfolio securities for which market quotations are readily available at market value. The fund values all other securities and assets for which market quotations are not readily available at their fair value in good faith using procedures approved by the Board of the fund. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

    Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the advisor determines that the closing price of the security is unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

    The advisor may use indications of fair value from pricing services approved by the Board. In other circumstances, the advisor valuation committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, the advisor routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

    Specific types of securities are valued as follows:

    Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board.

    Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that the advisor determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. The advisor also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where the advisor believes, at the approved degree of certainty, that the price is not reflective of current market value, the advisor will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

    Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

    Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service is unreliable, the advisor valuation committee may fair value the security using procedures approved by the Board.

    Short-term Securities: The fund's short-term investments are valued at amortized cost when the security has 60 days or less to maturity.

    Futures and Options: Futures and options are valued on the basis of market quotations, if available.

    Open-end Funds: To the extent the fund invests in other open-end funds, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

    The fund discloses portfolio holdings at different times and with different lag times to insurance companies issuing variable products that invest in the fund, and in annual, semi-annual and quarterly

                           -------------------------
                           AIM V.I. REAL ESTATE FUND
                           -------------------------

shareholder reports. Refer to such reports to determine the types of securities in which a fund has invested. You may also refer to the Statement of Additional Information to determine what types of securities in which the fund may invest. You may obtain copies of these reports or of the Statement of Additional Information from the insurance company that issued your variable product, or from the advisor as described on the back cover of this prospectus.

    The fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or earlier NYSE closing time that day.

TAXES
The amount, timing and character of distributions to the separate account may be affected by special tax rules applicable to certain investments purchased by the fund. Variable product owners should refer to the prospectus for their variable products for information regarding the tax consequences of owning such variable products and should consult their tax advisors before investing.

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS

The fund generally declares and pays dividends, if any, annually to separate accounts of insurance companies issuing the variable products. The fund expects that its distributions, if any, will consist of both ordinary income and capital gains.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually to separate accounts of insurance companies issuing the variable products.

    At the election of insurance companies issuing the variable products, dividends and distributions are automatically reinvested at net asset value in shares of the fund.

SHARE CLASSES
The fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan" that is described in the prospectus relating to the Series II shares.

PAYMENTS TO INSURANCE COMPANIES

ADI, the distributor of the fund, or one or more of its corporate affiliates, may make cash revenue sharing payments to the insurance company that issued your variable product or its affiliates in connection with promotion of the fund and certain other marketing support services. ADI makes these payments from its own resources.



    ADI makes revenue sharing payments as incentives to certain insurance companies to promote the sale and retention of shares of the fund. The benefits ADI receives when it makes these payments may include, among other things, adding the fund to the list of underlying investment options in the insurance companies' variable products, and access (in some cases on a preferential basis over other competitors) to individual members of the insurance companies' sales force or to the insurance companies' management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the insurance company for including the fund in its variable products (on its "sales shelf"). ADI compensates insurance companies differently depending typically on the level and/or type of considerations provided by the insurance company. The revenue sharing payments ADI makes may be calculated on sales of shares of the fund (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold to the insurance company during the particular period. Such payments also may be calculated on the average daily net assets of the fund attributable to that particular insurance company (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make sales of shares of the fund and Asset-Based Payments primarily create incentives to retain assets of the fund in insurance company separate accounts.



    ADI is motivated to make the payments described above in order to promote the sale of fund shares and the retention of those investments by clients of insurance companies. To the extent insurance companies sell more shares of the fund or retain shares of the fund in their variable product owners' accounts, ADI benefits from the incremental management and other fees paid to ADI by the fund with respect to those assets.



    In addition to the payments listed above, the advisor may also reimburse insurance companies for certain administrative services provided to variable product owners. Under a Master Administrative Services Agreement, between the fund and the advisor, the advisor is entitled to receive from the fund reimbursement of its costs or such reasonable compensation as may be approved by the Board of the fund. Under this arrangement, the advisor provides, or assures that insurance companies issuing variable products will provide, certain variable product owner-related services. These services, include, but are not limited to, facilitation of variable product owners' purchase and redemption requests; distribution to existing variable product owners of copies of fund prospectuses, proxy materials, periodic fund reports, and other materials; maintenance of variable product owners' records; and fund services and communications. Currently, these administrative service payments made by the fund to the advisor are subject to an annual limit of 0.25% of the average net assets invested in the fund by each insurance company. Any amounts paid by the advisor to an insurance company in excess of 0.25% of the average net assets invested in the fund are paid by the advisor out of its own financial resources, and not out of the fund's assets.


    You can find further details in the Statement of Additional Information about these payments and the services provided by insurance companies. In certain cases these payments could be significant to the insurance company. Your insurance company may charge you additional fees or commissions, on your variable product other than those disclosed in this prospectus. You can ask your insurance company about any payments it receives from AIM, ADI, or the fund, as well as about fees and/or commissions it charges.

                           -------------------------
                           AIM V.I. REAL ESTATE FUND
                           -------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the financial performance of the fund's Series I shares. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    The table shows the financial highlights for a share of the fund outstanding during the fiscal years (or period) indicated.


    This information has been audited by PricewaterhouseCoopers LLP, independent registered public accountants, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.



                                                                            YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------
                                                               2004          2003       2002       2001      2000
                                                              -------       -------    -------    ------    ------
Net asset value, beginning of period                          $ 14.34       $ 10.49    $  9.97    $10.15    $ 7.91
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.32(a)       0.20       0.14      0.20      0.15
------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  4.92          3.87       0.50     (0.28)     2.11
==================================================================================================================
    Total from investment operations                             5.24          4.07       0.64     (0.08)     2.26
==================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.14)        (0.22)     (0.12)    (0.10)    (0.02)
------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.31)           --         --        --        --
==================================================================================================================
    Total distributions                                         (0.45)        (0.22)     (0.12)    (0.10)    (0.02)
==================================================================================================================
Net asset value, end of period                                $ 19.13       $ 14.34    $ 10.49    $ 9.97    $10.15
__________________________________________________________________________________________________________________
==================================================================================================================
Total return(b)                                                 36.58%        38.82%      6.37%    (0.76)%   28.63%
__________________________________________________________________________________________________________________
==================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $79,391       $26,087    $12,869    $4,723    $2,456
__________________________________________________________________________________________________________________
==================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.31%(c)      1.35%      1.36%     1.38%     1.73%
------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.42%(c)      1.62%      1.89%     2.70%     5.28%
==================================================================================================================
Ratio of net investment income to average net assets             1.96%(c)      3.02%      4.53%     4.35%     3.96%
__________________________________________________________________________________________________________________
==================================================================================================================
Portfolio turnover rate                                            34%          126%       191%      163%      168%
__________________________________________________________________________________________________________________
==================================================================================================================



(a)   Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.


(c)   Ratios are based on average daily net assets of $45,884,338.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. Beginning with the fiscal periods ending after July 9, 2004, the fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact the insurance company that issued your variable product, or you may contact us at

BY MAIL:               A I M Distributors, Inc.
                       11 Greenway Plaza, Suite 100
                       Houston, TX 77046-1173

BY TELEPHONE:          (800) 410-4246
Because you cannot purchase shares of the fund
directly, these documents have not been made
available on our website.
The fund's most recent portfolio holdings, as filed
on Form N-Q, have also been made available to
insurance companies issuing variable products that
invest in the fund.

You can also review and obtain copies of the fund's SAI financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Room, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------------
   AIM V.I. Real Estate Fund Series I
   SEC 1940 Act file number: 811-7452
----------------------------------------

AIMinvestments.com
                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                 --Registered Trademark--          --Registered Trademark--

                                                       AIM V.I. REAL ESTATE FUND

                                                                     PROSPECTUS
                                                                 APRIL 29, 2005

Series II shares


Shares of the fund are currently offered only to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. AIM V.I. Real Estate Fund seeks to achieve high total return.


-----------------------------------------------------------------------------


This prospectus contains important information about the Series II class shares (Series II shares) of the fund. Please read it before investing and keep it for future reference.


As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                 --Registered Trademark--          --Registered Trademark--

                           --------------------------
                           AIM V.I. REAL ESTATE FUND
                           --------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND STRATEGIES                  1
------------------------------------------------------
PRINCIPAL RISKS OF INVESTING IN THE FUND             1
------------------------------------------------------
DISCLOSURE OF PORTFOLIO HOLDINGS                     2
------------------------------------------------------
PERFORMANCE INFORMATION                              3
------------------------------------------------------
Annual Total Returns                                 3
Performance Table                                    4

FEE TABLE AND EXPENSE EXAMPLE                        5
------------------------------------------------------
Fees and Expenses of the Fund                        5
Expense Example                                      5
Hypothetical Investment and Expense
  Information                                        6
FUND MANAGEMENT                                      7
------------------------------------------------------
The Advisor                                          7
Advisor Compensation                                 8
Portfolio Managers                                   8
OTHER INFORMATION                                    8
------------------------------------------------------
Purchase and Redemption of Shares                    8
Excessive Short-Term Trading Activity
  Disclosures                                        9
Trade Activity Monitoring                            9
Fair Value Pricing                                   9
Risks                                                9
Pricing of Shares                                   10
Taxes                                               11
Dividends and Distributions                         11
Share Classes                                       11
Distribution Plan                                   11
Payments to Insurance Companies                     11
FINANCIAL HIGHLIGHTS                                13
------------------------------------------------------
OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------


The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

    Shares of the fund are used as investment vehicles for variable annuity contracts and variable life insurance policies (variable products) issued by certain insurance companies. You cannot purchase shares of the fund directly. As an owner of a variable product (variable product owner) that offers the fund as an investment option, however, you may allocate your variable product values to a separate account of the insurance company that invests in shares of the fund.

    Your variable product is offered through its own prospectus, which contains information about your variable product, including how to purchase the variable product and how to allocate variable product values to the fund.

                           --------------------------
                           AIM V.I. REAL ESTATE FUND
                           --------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is to achieve high total return. The investment objective of the fund may be changed by the Board of Trustees (the Board) without shareholder approval.

    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in securities of real estate and real estate-related companies. In complying with this 80% investment requirement, the fund may invest in debt and equity securities, including convertible securities, and its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The fund considers a company to be a real estate-related company if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate. These companies include equity real estate investment trusts (REITs) that own property and mortgage REITs that make short-term construction and development mortgage loans or that invest in long-term mortgages or mortgage pools, or companies whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions that issue or service mortgages.


    The fund may invest in equity, debt or convertible securities of companies unrelated to the real estate industry that the portfolio managers believe are undervalued and have potential for growth of capital. The fund will limit its investment in debt securities to those that are investment-grade or deemed by the fund's portfolio manager to be of comparable quality. The fund may invest up to 25% of its total assets in foreign securities. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase. When suitable opportunities are available, the fund may invest in initial public offerings (IPOs) of securities.


    The portfolio managers utilize fundamental real estate analysis and quantitative securities analysis to select investments for the fund, including analyzing a company's management and strategic focus, evaluating the location, physical attributes and cash flow generating capacity of a company's properties and calculating expected returns, among other things. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.


    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents, or high-quality debt instruments. As a result, the fund may not achieve its investment objective.


PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. Interest rate increases can cause the price of a debt security to decrease. The longer a debt security's duration, the more sensitive it is to this risk. The issuer of a debt security may default or otherwise be unable to honor a financial obligation.

    The values of the convertible securities in which the fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.

    Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

    The principal risk of investments in synthetic instruments is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Some synthetic instruments are more sensitive to interest rate changes and market price fluctuations than others. Also, synthetic instruments are subject to counter party risk which is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the fund.

    The fund could conceivably hold real estate directly if a company defaults on debt securities the fund owns. In that event, an investment in the fund may have additional risks relating to direct ownership in real estate, including difficulties in valuing and trading real estate, declines in value of the properties, risks relating to general and local economic conditions, changes in the climate for real estate, increases in taxes, expenses and costs, changes in laws, casualty and condemnation losses, rent control limitations and increases in interest rates.

                           --------------------------
                           AIM V.I. REAL ESTATE FUND


                  --------------------------
    The value of the fund's investment in REITs is affected by the factors listed above, as well as the management skill of the persons managing the REIT. Since REITs have expenses of their own, you will bear a proportionate share of those expenses in addition to those of the fund. Because the fund focuses its investments in REITs and other companies related to the real estate industry, the value of your shares may rise and fall more than the value of shares of a fund that invests in a broader range of companies.


    IPOs of securities issued by unseasoned companies with little or no operating history are risky and their prices are highly volatile, but they can result in very large gains in their initial trading. There can be no assurance that the fund will have favorable IPO investment opportunities in the future. Attractive IPOs are often oversubscribed and may not be available to the fund, or may be available in only very limited quantities.


    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information.

                           --------------------------
                           AIM V.I. REAL ESTATE FUND
                           --------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance. All performance shown assumes the reinvestment of dividends and capital gains. The bar chart and performance table shown do not reflect charges assessed in connection with your variable product; if they did, the performance shown would be lower.

    Performance shown for periods prior to the inception date of the Series II shares are since the inception date of the Series I shares, adjusted to reflect the impact that the Rule 12b-1 plan of Series II shares would have had if the Series II shares had then existed. Series I shares are not offered by this prospectus. The Series I and Series II shares invest in the same portfolio of securities and will have substantially similar performance, except to the extent that the expenses borne by each share class differ. Series II shares have higher expenses (and therefore lower performance) resulting from its Rule 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the fund).

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's shares from year to year.


                              (PERFORMANCE CHART)

                                                                         ANNUAL
YEARS ENDED                                                               TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1999*..................................................................    0.10%
2000*..................................................................   28.31%
2001*..................................................................   -1.01%
2002*..................................................................    6.11%
2003*..................................................................   38.48%
2004*..................................................................   36.40%



(*) The returns shown for these periods are the blended returns of the historical performance of the funds's Series II shares since their inception and the restated historical performance of the predecessor fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date of the fund's Series II shares is April 30, 2004.



    During the periods shown in the bar chart, the highest quarterly return was 17.08% (quarter ended December 31, 2004) and the lowest quarterly return was -8.38% (quarter ended September 30, 1999). For periods prior to April 30, 2004, performance shown relates to a predecessor fund advised by INVESCO Funds Group, Inc., an affiliate of A I M Advisors, Inc. Effective April 30, 2004 the fund changed its investment objective. Performance shown for the fund reflects the investment objective of the fund in effect during the periods shown.

                           --------------------------
                           AIM V.I. REAL ESTATE FUND
                           --------------------------

PERFORMANCE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE TABLE

The following performance table compares the fund's performance to those of unmanaged broad-based securities market index, style-specific index and peer-group index. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below. A fund's past performance is not necessarily an indication of its future performance. The performance table shown below does not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower.


AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------------------
                                                                              SERIES I
                                                                               SHARES
(for the periods ended                                         SINCE         INCEPTION
December 31, 2004)                        1 YEAR   5 YEARS   INCEPTION          DATE
------------------------------------------------------------------------------------------
AIM V.I. Real Estate Fund(1)              36.40%   20.55%       11.92%         03/31/98
Standard & Poor's 500 Index(2,3)          10.87%   (2.30)%       2.94%         03/31/98
Morgan Stanley REIT Index(3,4)            31.49%   21.67%       11.85%         03/31/98
Lipper Real Estate Fund Index(3,5)        32.13%   21.04%       11.45%         03/31/98
------------------------------------------------------------------------------------------



(1) For periods prior to April 30, 2004, performance shown relates to a predecessor fund advised by INVESCO Funds Group, Inc., an affiliate of A I M Advisors, Inc. Additionally, (i) on April 30, 2004, the fund changed its investment objective (performance shown for the fund reflects the investment objective of the fund in effect during the periods shown), and (ii) the returns shown for these periods are the blended returns of the historical performance of the funds's Series II shares since their inception and the restated historical performance of the predecessor fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date of the fund's Series II shares is April 30, 2004. Total return figures include reinvested dividends and capital gain distributions and the effect of the fund's expenses.


(2) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance. The fund has also included the Morgan Stanley REIT Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Real Estate Fund Index (which may or may not include the fund) is included for comparison to a peer group.


(3) The index may not reflect payment of fees, expenses or taxes.


(4) The Morgan Stanley REIT Index is a total-return index comprised of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance.


(5) The Lipper Real Estate Fund Index is an equally weighted representation of the 30 largest funds within the Lipper Real Estate Category. These funds invest at least 65% of their portfolio in equity securities of domestic and foreign companies engaged in the real estate industry.

                           --------------------------
                           AIM V.I. REAL ESTATE FUND
                           --------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable product owner buys, holds, or redeems interest in an insurance company separate account that invests in the Series II shares of the fund but does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.

SHAREHOLDER FEES
-------------------------------------------------------------------------------
(fees paid directly from
your investment)                                             SERIES II SHARES
-------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                         N/A

Maximum Deferred
Sales Charge (Load)                                                 N/A
-------------------------------------------------------------------------------

"N/A" in the above table means "not applicable."


ANNUAL FUND OPERATING EXPENSES (SERIES II SHARES)(1)
-------------------------------------------------------------------------------
(expenses that are deducted
from Series II share assets)                                 SERIES II SHARES
-------------------------------------------------------------------------------
Management Fees                                                     0.90%

Rule 12b-1 Fees                                                     0.25

Other Expenses(2)                                                   0.52

Total Annual Fund
Operating Expenses                                                  1.67

Fee Waiver(3,4)                                                     0.22

Net Annual Fund Operating Expenses                                  1.45
-------------------------------------------------------------------------------



(1) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2004 and are expressed as a percentage of the fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.


(2) Other Expenses are based on estimated amounts for the current fiscal year.


(3) The fund's advisor and/or distributor have contractually agreed to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series II shares to 1.45% of average daily nets assets for each series portfolio of AIM Variable Insurance Funds. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limit stated above:
    (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the fund's day-to-day operations), or items designated as such by the fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and
    (vii) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the fund benefits are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund. The expense limitation agreement is in effect through April 30, 2006.


(4) Effective January 1, 2005 through June 30, 2006, the advisor has contractually agreed to waive a portion of its advisory fees. The Fee Waiver reflects this agreement. (See "Fund Management--Advisor Compensation").


EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in the Series II shares of the fund with the cost of investing in other mutual funds. This example does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.


    The example assumes that you invest $10,000 in the fund's Series II shares for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same and includes the effect of any contractual fee waivers and/or expense reimbursements. To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:



SERIES II SHARES                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
AIM V.I. Real Estate Fund                   $148     $505      $887      $1,958
--------------------------------------------------------------------------------

                           --------------------------
                           AIM V.I. REAL ESTATE FUND
                           --------------------------


HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION



The following supplemental hypothetical investment information provides additional information in a different format from the preceding Fee Table about the effect of a fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. Because a fund's annual return when quoted is already reduced by the fund's fees and expenses for that year, this hypothetical expense information is intended to help you understand the annual and cumulative impact of a fund's fees and expenses on your investment. Assuming a hypothetical investment of $10,000 in the fund and a 5% return before expenses each year, the chart shows the cumulative return before expenses, the cumulative return after expenses, the ending balance and the estimated annual expenses for each year one through ten. The chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The annual expense ratio, which is the same as stated in the Fee Table above, is reflected in the chart and is net of any contractual fee waiver or expense reimbursement. There is no assurance that the current annual expense ratio will be the expense ratio for the fund. To the extent that the advisor makes any waivers or reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account any fees and expenses assessed in connection with your variable product; if they did, the expenses shown would be higher, while the ending balance shown would be lower. YOU SHOULD UNDERSTAND THAT THIS IS ONLY A HYPOTHETICAL PRESENTATION MADE TO ILLUSTRATE WHAT EXPENSES AND RETURNS WOULD BE UNDER THE ABOVE SCENARIOS; YOUR ACTUAL RETURNS AND EXPENSES ARE LIKELY TO DIFFER (HIGHER OR LOWER) FROM THOSE SHOWN BELOW.


SERIES II--ANNUAL EXPENSE RATIO
             1.45%                 YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                            5.00%          10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                            3.55%           7.23%       11.03%       14.97%       19.06%
End of Year Balance              $10,355.00      $10,722.60   $11,103.25   $11,497.42   $11,905.58
Estimated Annual Expenses        $   147.57      $   152.81   $   158.24   $   163.85   $   169.67
--------------------------------------------------------------------------------------------------

SERIES II--ANNUAL EXPENSE RATIO
             1.45%                 YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
-------------------------------  --------------------------------------------------------------
Cumulative Return Before
  Expenses                           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                           23.28%       27.66%       32.19%       36.88%       41.74%
End of Year Balance              $12,328.23   $12,765.88   $13,219.07   $13,688.34   $14,174.28
Estimated Annual Expenses        $   175.70   $   181.93   $   188.39   $   195.08   $   202.00
--------------------------------------------------------------------------------------------------

                           --------------------------
                           AIM V.I. REAL ESTATE FUND
                           --------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR


A I M Advisors, Inc. (the advisor or AIM) serves as the fund's investment advisor and manages the investment operations of the fund (formerly known as INVESCO VIF-Real Estate Opportunity Fund) and has agreed to perform or arrange for the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. INVESCO Institutional (N.A.), Inc. (INVESCO Alternatives Group division) (the subadvisor) is located at Three Galleria Tower, Suite 500, 13155 Noel Road, Dallas, TX 75240. INVESCO Institutional and its subsidiaries manage investment products that span a wide range of asset classes from fixed income to value, core, and growth equities to alternative investments such as real estate and private capital. INVESCO Institutional manages more than 1,300 separate portfolios for clients located around the world. The subadvisor is responsible for the fund's day-to-day management, including the fund's investment decisions and the execution of securities transactions with respect to the fund.


    The advisor has acted as an investment advisor since its organization in 1976 and the subadvisor has acted as an investment advisor and qualified professional asset manager since 1979. Today, the advisor, together with its subsidiaries, advises or manages over 200 investment portfolios, including the fund, encompassing a broad range of investment objectives.

    Prior to April 30, 2004, the fund was a series portfolio of INVESCO Variable Investment Funds, Inc., a Maryland corporation. On April 30, 2004, the fund became a series portfolio of AIM Variable Insurance Funds, a Delaware statutory trust. Prior to April 30, 2004, INVESCO Funds Group, Inc. (IFG) served as the investment advisor for the fund. The advisor, the subadvisor and IFG are affiliates.

    On October 8, 2004, IFG (the former investment advisor to certain AIM funds) and AIM reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission (SEC), the New York Attorney General (NYAG) and the Colorado Attorney General (COAG), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM funds that they advised and to the independent directors/trustees of such funds that they had entered into certain arrangements permitting market timing of such funds, thereby breaching their fiduciary duties to such funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. (ADI) (the distributor of the retail AIM funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.


    Under the settlements, $325 million will be made available for distribution to the shareholders of those AIM funds that IFG formerly advised that were harmed by market timing activity, and $50 million will be made available for distribution to the shareholders of those AIM funds advised by AIM that were harmed by market timing activity. These settlement funds will be distributed in accordance with a methodology to be determined by an independent distribution consultant, in consultation with AIM and the independent trustees of the AIM funds and acceptable to the staff of the SEC. In addition, as required by the settlements, AIM is undertaking certain governance and compliance reforms and reviewing its policies and procedures.



    At the request of the trustees of the AIM funds, AMVESCAP PLC (AMVESCAP), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by such funds related to market timing matters.


    The independent trustees of the AIM funds have been assisted by their own independent counsel and financial expert in their own investigation of market timing activity in the AIM funds. A special committee, consisting of four independent trustees, was formed to oversee this investigation. None of the costs of this investigation will be borne by the AIM funds or by fund shareholders.

    IFG, AIM, certain related entities, certain of their current and former officers and/or certain of the AIM funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. Additional regulatory inquiries related to these or other issues may be received by the AIM funds, IFG, AIM and/or related entities and individuals in the future.


    A number of private civil lawsuits related to market timing, late trading and related issues have been filed against (depending on the lawsuit) certain of the AIM funds, IFG, AIM, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties. All such lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland for consolidated or coordinated pre-trial proceedings. Other private civil lawsuits have been filed against (depending on the lawsuit) IFG, AIM, ADI, certain related entities, certain of their current and former officers and/or certain of the AIM funds and their trustees alleging the improper use of fair value pricing, excessive advisory and/or distribution fees, improper charging of distribution fees on limited offering funds or share classes and improper mutual fund sales practices and directed-brokerage arrangements and participation in class action settlements.

                           --------------------------
                           AIM V.I. REAL ESTATE FUND
                           --------------------------



    Additional civil lawsuits related to the above or other issues may be filed by private litigants or by regulators against the AIM funds, IFG, AIM and/or related entities and individuals in the future.


    You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information and on AIM's Internet website under the heading "Settled Enforcement Actions and Investigations Related to Market Timing, Regulatory Inquiries and Pending Litigation" (http://www.aiminvestments.com/regulatory).

    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION


During the fiscal year ended December 31, 2004, AIM or IFG received compensation of 0.79% of average daily net assets. The annual management fee payable to the investment advisor pursuant to the investment advisory agreement was 0.90% of average daily net assets, based on net asset levels. AIM has contractually agreed to advisory fee waivers for the period January 1, 2005 to June 30, 2006. The advisor will waive advisory fees to the extent necessary so that the advisory fee payable does not exceed the advisory fee rates after January 1, 2005. Following are the advisory fee rates before and after January 1, 2005.


       ADVISORY FEE RATES BEFORE                  ADVISORY FEE RATES AFTER
         JANUARY 1, 2005 WAIVER                    JANUARY 1, 2005 WAIVER
----------------------------------------------------------------------------------
       0.90% of average daily net assets           0.75% of the first $250 million
                                                    0.74% of the next $250 million
                                                    0.73% of the next $500 million
                                                    0.72% of the next $1.5 billion
                                                    0.71% of the next $2.5 billion
                                                    0.70% of the next $2.5 billion
                                                    0.69% of the next $2.5 billion
                                              0.68% of the excess over $10 billion

PORTFOLIO MANAGERS

The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:

- Joe V. Rodriguez, Jr. (lead manager), Portfolio Manager, who has been responsible for the fund since 2004 and has been associated with the subadvisor and/or its affiliates since 1990. As the lead manager, Mr. Rodriguez generally has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Mr. Rodriguez may perform these functions, and the nature of these functions, may change from time to time.

- Mark Blackburn, Portfolio Manager, who has been responsible for the fund since 2004 and has been associated with the subadvisor and/or its affiliates since 1998.

- James W. Trowbridge, Portfolio Manager, who has been responsible for the fund since 2004 and has been associated with the subadvisor and/or its affiliates since 1989.


    They are assisted by the subadvisor's Real Estate Team, which may be comprised of portfolio managers, research analysts and other investment professionals of the subadvisor. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the team may change from time to time. More information on the team, including biographies of other members of the team, may be found on the advisor's website (http://www.aiminvestments.com). The website is not part of this prospectus.


    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.

OTHER INFORMATION
--------------------------------------------------------------------------------

PURCHASE AND REDEMPTION OF SHARES

The fund ordinarily effects orders to purchase and redeem shares at the fund's next computed net asset value after it receives an order. Insurance companies participating in the fund serve as the fund's designee for receiving orders of separate accounts that invest in the fund. The fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the NYSE restricts or suspends trading.


    Although the fund generally intends to pay redemption proceeds solely in cash, the fund reserves the right to determine, in its sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).



    Shares of the fund are offered in connection with mixed and shared funding, i.e., to separate accounts of affiliated and unaffiliated insurance companies funding variable products. The fund currently offers shares only to insurance company separate accounts. In the future, the fund may offer them to pension and retirement plans that qualify for special federal income tax treatment. The fund and AIM have applied for regulatory relief to enable the fund's shares to be sold to and held by one or more fund of funds (open-end management investment companies or series thereof that offer their shares exclusively to insurance companies, their separate accounts and/or

                           --------------------------
                           AIM V.I. REAL ESTATE FUND
                           --------------------------


qualified plans). The fund plans to offer its shares to fund of funds following receipt of the requested regulatory relief. Due to differences in tax treatment and other considerations, the interests of fund shareholders, including variable product owners and plan participants investing in the fund (whether directly or indirectly through fund of funds), may conflict.



    Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one insurance company separate account investing directly or indirectly in a fund could cause variable products funded through another insurance company separate account to lose their tax-deferred status, unless remedial actions were taken. The Board of the fund will monitor for the existence of any material conflicts and determine what action, if any, should be taken. A fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account (or plan) withdrawing because of a conflict.


EXCESSIVE SHORT-TERM TRADING ACTIVITY DISCLOSURES

The fund's investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the fund's shares (i.e., purchases of fund shares followed shortly thereafter by redemptions of such shares, or vice versa) may hurt the long-term performance of the fund by requiring it to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of the fund by causing it to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted.


    The Board has adopted policies and procedures designed to discourage excessive short-term trading of fund shares. The fund may alter its policies and procedures at any time without giving prior notice to fund shareholders, if the advisor believes the change would be in the best interests of long-term investors.

    Pursuant to the fund's policies and procedures, AIM and its affiliates (collectively the "AIM Affiliates") currently use the following tools designed to discourage excessive short-term trading in the fund:
(1) trade activity monitoring; and
(2) the use of fair value pricing consistent with procedures approved by the Board.

    Each of these tools is described in more detail below.

    In addition, restrictions designed to discourage or curtail excessive short-term trading activity may be imposed by the insurance companies and/or their separate accounts that invest in the fund on behalf of variable product owners. Variable product owners should refer to the applicable contract and related prospectus for more details.

TRADE ACTIVITY MONITORING

To detect excessive short-term trading activities, the AIM Affiliates will monitor, on a daily basis, selected aggregate purchase, or redemption trade orders placed by insurance companies and/or their separate accounts. The AIM Affiliates will seek to work with insurance companies to discourage variable product owners from engaging in abusive trading practices. However, the ability of the AIM Affiliates to monitor trades that are placed by variable product owners is severely if not completely limited due to the fact that the insurance companies trade with the fund through omnibus accounts, and maintain the exclusive relationship with, and are responsible for maintaining the account records of, their variable product owners. There may also be legal and technological limitations on the ability of insurance companies to impose restrictions on the trading practices of their variable product owners. As a result, there can be no guarantee that the AIM Affiliates will be able to detect or deter market timing by variable product owners.


    If, as a result of this monitoring, the AIM Affiliates believe that a variable product owner has engaged in excessive short-term trading (regardless of whether or not the insurance company's own trading restrictions are exceeded), the AIM Affiliates will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the insurance company to take action to stop such activities, or (ii) refusing to process future purchases related to such activities in the insurance company's account with the fund. AIM Affiliates will use reasonable efforts to apply the fund's policies uniformly given the potential limitations described above.


FAIR VALUE PRICING

Securities owned by the fund are to be valued at current market value if market quotations are readily available. All other securities and assets of the fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of the fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    See "Pricing of Shares--Determination of Net Asset Value" for more information.

RISKS

There is the risk that the fund's policies and procedures will prove ineffective in whole or in part to detect or prevent excessive short-term trading. Although these policies and procedures, including the tools described above, are designed to discourage excessive short-term trading, they do not eliminate the possibility that excessive short-term trading activity in the fund will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with the best interests of long-term investors. However, there can be no assurance that the AIM Affiliates will be able to gain access to any or all of the information necessary to detect or prevent excessive short-term trading by a variable product owner. While the AIM Affiliates and the fund may

                           --------------------------
                           AIM V.I. REAL ESTATE FUND
                           --------------------------

seek to take actions with the assistance of the insurance companies that invest in the fund, there is the risk that neither the AIM Affiliates nor the fund will be successful in their efforts to minimize or eliminate such activity.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of the fund's shares is the fund's net asset value per share. The fund values portfolio securities for which market quotations are readily available at market value. The fund values all other securities and assets for which market quotations are not readily available at their fair value in good faith using procedures approved by the Board of the fund. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

    Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the advisor determines that the closing price of the security is unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

    The advisor may use indications of fair value from pricing services approved by the Board. In other circumstances, the advisor valuation committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, the advisor routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

    Specific types of securities are valued as follows:

    Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board.

    Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that the advisor determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. The advisor also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where the advisor believes, at the approved degree of certainty, that the price is not reflective of current market value, the advisor will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

    Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

    Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service is unreliable, the advisor valuation committee may fair value the security using procedures approved by the Board.

    Short-term Securities: The fund's short-term investments are valued at amortized cost when the security has 60 days or less to maturity.

    Futures and Options: Futures and options are valued on the basis of market quotations, if available.

    Open-end Funds: To the extent the fund invests in other open-end funds, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

    The fund discloses portfolio holdings at different times and with different lag times to insurance companies issuing variable products that invest in the fund, and in annual, semi-annual and quarterly

                           --------------------------
                           AIM V.I. REAL ESTATE FUND
                           --------------------------

shareholder reports. Refer to such reports to determine the types of securities in which a fund has invested. You may also refer to the Statement of Additional Information to determine what types of securities in which the fund may invest. You may obtain copies of these reports or of the Statement of Additional Information from the insurance company that issued your variable product, or from the advisor as described on the back cover of this prospectus.

    The fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or earlier NYSE closing time that day.

TAXES

The amount, timing and character of distributions to the separate account may be affected by special tax rules applicable to certain investments purchased by the fund. Variable product owners should refer to the prospectus for their variable products for information regarding the tax consequences of owning such variable products and should consult their tax advisors before investing.

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS

The fund generally declares and pays dividends, if any, annually to separate accounts of insurance companies issuing the variable products. The fund expects that its distributions, if any, will consist of both ordinary income and capital gains.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually to separate accounts of insurance companies issuing the variable products.

    At the election of insurance companies issuing the variable products, dividends and distributions are automatically reinvested at net asset value in shares of the fund.

SHARE CLASSES

The fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan" which is described in this prospectus.

DISTRIBUTION PLAN

The fund has adopted a distribution or "Rule 12b-1" plan for its Series II shares. The plan allows the fund to pay distribution fees to life insurance companies and others to promote the sale and distribution of Series II shares. The plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the fund). Because the fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of charges.

PAYMENTS TO INSURANCE COMPANIES


The insurance company that issued your variable product, or one of its affiliates may receive all the Rule 12b-1 distribution fees discussed above. In addition to those payments, ADI, the distributor of the fund, or one or more of its corporate affiliates, may make additional cash revenue sharing payments to the insurance company or an affiliate in connection with promotion of the fund and certain other marketing support services. ADI makes these payments from its own resources.



    ADI makes revenue sharing payments as incentives to certain insurance companies to promote the sale and retention of shares of the fund. The benefits ADI receives when it makes these payments may include, among other things, adding the fund to the list of underlying investment options in the insurance companies' variable products, and access (in some cases on a preferential basis over other competitors) to individual members of the insurance companies' sales force or to the insurance companies' management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the insurance company for including the fund in its variable products (on its "sales shelf"). ADI compensates insurance companies differently depending typically on the level and/or type of considerations provided by the insurance company. The revenue sharing payments ADI makes may be calculated on sales of shares of the fund (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold to the insurance company during the particular period. Such payments also may be calculated on the average daily net assets of the fund attributable to that particular insurance company (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make sales of shares of the fund and Asset-Based Payments primarily create incentives to retain assets of the fund in insurance company separate accounts.



    ADI is motivated to make the payments described above in order to promote the sale of fund shares and the retention of those investments by clients of insurance companies. To the extent insurance companies sell more shares of the fund or retain shares of the fund in their variable product owners' accounts, ADI benefits from the incremental management and other fees paid to ADI by the fund with respect to those assets.


    In addition to the payments listed above, the advisor may also reimburse insurance companies for certain administrative services provided to variable product owners. Under a Master Administrative Services Agreement, between the fund and the advisor, the advisor is entitled to receive from the fund reimbursement of its costs or such reasonable compensation as may be approved by the Board of the fund. Under this arrangement, the advisor provides, or assures that insurance companies issuing variable products will provide, certain variable product owner-related services. These services, include, but are not limited to, facilitation of variable product owners' purchase and redemption requests; distribution to existing variable product owners of copies of fund prospectuses, proxy materials, periodic fund

                           --------------------------
                           AIM V.I. REAL ESTATE FUND
                           --------------------------


reports, and other materials; maintenance of variable product owners' records; and fund services and communications. Currently, these administrative service payments made by the fund to the advisor are subject to an annual limit of 0.25% of the average net assets invested in the fund by each insurance company. Any amounts paid by the advisor to an insurance company in excess of 0.25% of the average net assets invested in the fund are paid by the advisor out of its own financial resources, and not out of the fund's assets.


    You can find further details in the Statement of Additional Information about these payments and the services provided by insurance companies. In certain cases these payments could be significant to the insurance company. Your insurance company may charge you additional fees or commissions, on your variable product other than those disclosed in this prospectus. You can ask your insurance company about any payments it receives from AIM, ADI, or the fund, as well as about fees and/or commissions it charges.

                           --------------------------
                           AIM V.I. REAL ESTATE FUND
                           --------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the financial performance of the fund's Series II shares. Certain information reflects financial results for a single Series II share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    The table shows the financial highlights for a share of the fund outstanding during the fiscal year (or period) indicated.


    This information has been audited by PricewaterhouseCoopers LLP, independent registered public accountants, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.



                                                              APRIL 30, 2004
                                                               (DATE SALES
                                                              COMMENCED) TO
                                                               DECEMBER 31,
                                                                   2004
                                                              --------------
Net asset value, beginning of period                              $13.96
----------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             0.20(a)
----------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)            5.41
============================================================================
    Total from investment operations                                5.61
============================================================================
Less distributions:
  Dividends from net investment income                             (0.14)
----------------------------------------------------------------------------
  Distributions from net realized gains                            (0.31)
============================================================================
    Total distributions                                            (0.45)
============================================================================
Net asset value, end of period                                    $19.12
____________________________________________________________________________
============================================================================
Total return(b)                                                    40.23%
____________________________________________________________________________
============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $   14
____________________________________________________________________________
============================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                    1.45%(c)
----------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                 1.66%(c)
============================================================================
Ratio of net investment income to average net assets                1.82%(c)
____________________________________________________________________________
============================================================================
Portfolio turnover rate(d)                                            34%
____________________________________________________________________________
============================================================================



(a)  Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.


(c)  Ratios are annualized and based on average daily net assets of $11,824.


(d)  Not annualized for periods less than one year.

OBTAINING ADDITIONAL INFORMATION
-----------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. Beginning with the fiscal periods ending after July 9, 2004, the fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact the insurance company that issued your variable product, or you may contact us at

BY MAIL:               A I M Distributors, Inc.
                       11 Greenway Plaza, Suite 100
                       Houston, TX 77046-1173

BY TELEPHONE:          (800) 410-4246

Because you cannot purchase shares of the fund directly, these documents have not been made available on our website.
The fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable products that invest in the fund.

You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Room, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------------
   AIM V.I. Real Estate Fund Series II
   SEC 1940 Act file number: 811-7452
----------------------------------------

AIMinvestments.com
                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                 --Registered Trademark--          --Registered Trademark--

                                                  AIM V.I. SMALL CAP EQUITY FUND

                                                                     PROSPECTUS
                                                                 APRIL 29, 2005

SERIES I SHARES

Shares of the fund are currently offered only to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. AIM V.I. Small Cap Equity Fund seeks to provide long-term growth of capital.

--------------------------------------------------------------------------------


This prospectus contains important information about the Series I class shares (Series I shares) of the fund. Please read it before investing and keep it for future reference.


As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                 --Registered Trademark--          --Registered Trademark--

                         ------------------------------
                         AIM V.I. SMALL CAP EQUITY FUND
                         ------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND STRATEGIES                  1
------------------------------------------------------
PRINCIPAL RISKS OF INVESTING IN THE FUND             1
------------------------------------------------------
DISCLOSURE OF PORTFOLIO HOLDINGS                     1
------------------------------------------------------
PERFORMANCE INFORMATION                              2
------------------------------------------------------
Annual Total Returns                                 2
Performance Table                                    2
FEE TABLE AND EXPENSE EXAMPLE                        3
------------------------------------------------------
Fees and Expenses of the Fund                        3
Expense Example                                      3
Hypothetical Investment and Expense
  Information                                        4
FUND MANAGEMENT                                      5
------------------------------------------------------
The Advisor                                          5
Advisor Compensation                                 6
Portfolio Managers                                   6
OTHER INFORMATION                                    6
------------------------------------------------------
Purchase and Redemption of Shares                    6
Excessive Short-Term Trading Activity
  Disclosures                                        7
Trade Activity Monitoring                            7
Fair Value Pricing                                   7
Risks                                                7
Pricing of Shares                                    7
Taxes                                                8
Dividends and Distributions                          9
Share Classes                                        9
Payments to Insurance Companies                      9
FINANCIAL HIGHLIGHTS                                10
------------------------------------------------------
OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------


The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

    Shares of the fund are used as investment vehicles for variable annuity contracts and variable life insurance policies (variable products) issued by certain insurance companies. You cannot purchase shares of the fund directly. As an owner of a variable product (variable product owner) that offers the fund as an investment option, however, you may allocate your variable product values to a separate account of the insurance company that invests in shares of the fund.

    Your variable product is offered through its own prospectus, which contains information about your variable product, including how to purchase the variable product and how to allocate variable product values to the fund.

                         ------------------------------
                         AIM V.I. SMALL CAP EQUITY FUND
                         ------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital. The investment objective of the fund may be changed by the Board of Trustees (the Board) without shareholder approval.


    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in equity securities, including convertible securities, of small-capitalization companies. In complying with this 80% investment requirement, the fund's investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The fund considers a company to be a small-capitalization company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000--Registered Trademark-- Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell 2000--Registered Trademark-- Index is a widely recognized, unmanaged index of common stocks that measures the performance of the 2,000 smallest companies in the Russell 3000--Registered Trademark-- Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The largest capitalized company included in the Russell 2000--Registered Trademark-- Index during the above-referenced period ended March 31, 2005, had a market capitalization of $6.5 billion. Under normal conditions, the top 10 holdings may comprise up to 25% of the fund's total assets. The fund may also invest up to 25% of its total assets in foreign securities.



    Among factors which the portfolio managers may consider when purchasing securities are (1) the growth prospects for a company's products; (2) the economic outlook for its industry; (3) a company's new product development; (4) its operating management capabilities; (5) the relationship between the price of the security and its estimated value; (6) relevant market, economic and political environments; and (7) financial characteristics, such as a balance sheet analysis and return on assets. The portfolio managers consider whether to sell a particular security when any one of these factors materially changes or when the securities are no longer considered small-cap company securities. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase. When suitable opportunities are available, the fund may invest in initial public offerings (IPOs) of securities.


    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objective.


    The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs and brokerage commissions, both of which can lower the actual return on your investment.


PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. This is especially true with respect to equity securities of small-cap companies, whose prices may go up and down more than equity securities of larger, more-established companies. Also, since equity securities of small-cap companies may not be traded as often as equity securities of larger, more-established companies, it may be difficult or impossible for the fund to sell securities at a desirable price.

    Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.

    The values of the convertible securities in which the fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.

    Because a large percentage of the fund's assets may be invested in a limited number of securities, a change in the value of these securities could significantly affect the value of your investment in the fund.

    The principal risk of investments in synthetic instruments is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Some synthetic instruments are more sensitive to interest rate changes and market price fluctuations than others. Also, synthetic instruments are subject to counter party risk which is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the fund.


    IPOs of securities issued by unseasoned companies with little or no operating history are risky and their prices are highly volatile, but they can result in very large gains in their initial trading. There can be no assurance that the fund will have favorable IPO investment opportunities in the future. Attractive IPOs are often oversubscribed and may not be available to the fund, or may be available in only very limited quantities.



    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information.

                         ------------------------------
                         AIM V.I. SMALL CAP EQUITY FUND
                         ------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance. All performance shown assumes the reinvestment of dividends and capital gains. The bar chart shown does not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower.


ANNUAL TOTAL RETURNS(1)

--------------------------------------------------------------------------------

The following bar chart shows the performance of the fund's Series I shares.


                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
2004...................................................................    9.4l%



(1) A significant portion of the fund's returns during certain periods was attributable to its investments in IPOs. Although IPO investments have had a positive impact on the fund's performance in the past, there can be no assurance that the fund will have favorable IPO investment opportunities in the future. For additional information regarding the fund's performance, please see the "Financial Highlights" section of this prospectus.



    During the period shown in the bar chart, the highest quarterly return was 11.66% (quarter ended December 31, 2004) and the lowest quarterly return was -7.24% (quarter ended September 30, 2004).


PERFORMANCE TABLE

The following performance table compares the fund's performance to those of an unmanaged broad-based securities market index, style-specific index and peer-group index. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below. A fund's past performance is not necessarily an indication of its future performance. The performance table shown below does not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower.


AVERAGE ANNUAL TOTAL RETURNS*
-------------------------------------------------------------------------------
                                                                   SERIES I
                                                                    SHARES
(for the periods ended                               SINCE        INCEPTION
December 31, 2004)                       1 YEAR    INCEPTION         DATE
-------------------------------------------------------------------------------
AIM V.I. Small Cap Equity Fund            9.41%       17.87%        08/29/03
Standard & Poor's 500 Index(1,2)         10.87%       16.83%(3)   08/31/03(3)
Russell 2000(R) Index(2,4)               18.33%       23.86%(3)   08/31/03(3)
Lipper Small-Cap Core Fund Index(2,5)    18.37%       23.84%(3)   08/31/03(3)
-------------------------------------------------------------------------------



* A significant portion of the fund's returns during certain periods was attributable to its investments in IPOs. Although IPO investments have had a positive impact on the fund's performance in the past, there can be no assurance that the fund will have favorable IPO investment opportunities in the future. For additional information regarding the fund's performance, please see the "Financial Highlights" section of this prospectus.


(1) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance. The fund has also included the Russell 2000--Registered Trademark-- Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Small-Cap Core Fund Index (which may or may not include the fund) is included for comparison to a peer-group.


(2) The indices may not reflect payment of fees, expenses or taxes.


(3) The average annual total return given is since the month end closest to the inception date of the fund's Series I shares.


(4) The Russell 2000--Registered Trademark-- Index is comprised of the smallest 2,000 stocks in the Russell 3000. This index is widely regarded as representative of small-cap stocks.


(5) The Lipper Small-Cap Core Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Small-Cap Core Classification. These funds, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median market capitalization of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-Cap Core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

                         ------------------------------
                         AIM V.I. SMALL CAP EQUITY FUND
                         ------------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable product owner buys, holds, or redeems interest in an insurance company separate account that invests in the Series I shares of the fund but does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.

SHAREHOLDER FEES
--------------------------------------------------------------------------------
(fees paid directly from
your investment)                                                 SERIES I SHARES
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                            N/A

Maximum Deferred
Sales Charge (Load)                                                    N/A
--------------------------------------------------------------------------------

"N/A" in the above tables means "not applicable."


ANNUAL FUND OPERATING EXPENSES (SERIES I SHARES)(1)
--------------------------------------------------------------------------------
(expenses that are deducted
from Series I share assets)                                      SERIES I SHARES
--------------------------------------------------------------------------------
Management Fees                                                       0.85%

Other Expenses                                                        1.15

Total Annual Fund
Operating Expenses                                                    2.00

Fee Waiver(2,3)                                                       0.70

Net Annual Fund Operating Expenses                                    1.30
--------------------------------------------------------------------------------



(1) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2004 and are expressed as a percentage of the fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.


(2) The fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 1.30% of average daily net assets for each series portfolio of AIM Variable Insurance Funds. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the fund's day-to-day operations), or items designated as such by the fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vii) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the fund benefits are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund. The expense limitation is in effect through April 30, 2006.


(3) Effective January 1, 2005 through June 30, 2006, the advisor has contractually agreed to waive a portion of its advisory fees. The Fee Waiver reflects this agreement. (See "Fund Management--Advisor Compensation").


EXPENSE EXAMPLE


This example is intended to help you compare the costs of investing in the Series I shares of the fund with the cost of investing in other mutual funds. This example does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.



    The example assumes that you invest $10,000 in the fund's Series I shares for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same and includes the effect of any contractual fee waivers and/or expense reimbursements. To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:



SERIES I SHARES                                               1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------------------------------
AIM V.I. Small Cap Equity Fund                                 $132     $560     $1,013     $2,271
-------------------------------------------------------------

                         ------------------------------
                         AIM V.I. SMALL CAP EQUITY FUND
                         ------------------------------


HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION



The following supplemental hypothetical investment information provides additional information in a different format from the preceding Fee Table about the effect of a fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. Because a fund's annual return when quoted is already reduced by the fund's fees and expenses for that year, this hypothetical expense information is intended to help you understand the annual and cumulative impact of a fund's fees and expenses on your investment. Assuming a hypothetical investment of $10,000 in the fund and a 5% return before expenses each year, the chart shows the cumulative return before expenses, the cumulative return after expenses, the ending balance and the estimated annual expenses for each year one through ten. The chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The annual expense ratio, which is the same as stated in the Fee Table above, is reflected in the chart and is net of any contractual fee waiver or expense reimbursement. There is no assurance that the current annual expense ratio will be the expense ratio for the fund. To the extent that the advisor makes any waivers or reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account any fees and expenses assessed in connection with your variable product; if they did, the expenses shown would be higher, while the ending balance shown would be lower. YOU SHOULD UNDERSTAND THAT THIS IS ONLY A HYPOTHETICAL PRESENTATION MADE TO ILLUSTRATE WHAT EXPENSES AND RETURNS WOULD BE UNDER THE ABOVE SCENARIOS; YOUR ACTUAL RETURNS AND EXPENSES ARE LIKELY TO DIFFER (HIGHER OR LOWER) FROM THOSE SHOWN BELOW.


SERIES I--ANNUAL EXPENSE RATIO
             1.30%                 YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                            5.00%          10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                            3.70%           7.54%       11.52%       15.64%       19.92%
End of Year Balance              $10,370.00      $10,753.69   $11,151.58   $11,564.18   $11,992.06
Estimated Annual Expenses        $   132.41      $   137.30   $   142.38   $   147.65   $   153.12
--------------------------------------------------------------------------------------------------

SERIES I--ANNUAL EXPENSE RATIO
             1.30%                 YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
Cumulative Return Before
  Expenses                           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                           24.36%       28.96%       33.73%       38.68%       43.81%
End of Year Balance              $12,435.77   $12,895.89   $13,373.04   $13,867.84   $14,380.95
Estimated Annual Expenses        $   158.78   $   164.66   $   170.75   $   177.07   $   183.62
--------------------------------------------------------------------------------------------------

                         ------------------------------
                         AIM V.I. SMALL CAP EQUITY FUND
                         ------------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor or AIM) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

    The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 200 investment portfolios, including the fund, encompassing a broad range of investment objectives.

    On October 8, 2004, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds) and AIM reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission
(SEC), the New York Attorney General (NYAG) and the Colorado Attorney General
(COAG), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM funds that they advised and to the independent directors/trustees of such funds that they had entered into certain arrangements permitting market timing of such funds, thereby breaching their fiduciary duties to such funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. (ADI) (the distributor of the retail AIM funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.


    Under the settlements, $325 million will be made available for distribution to the shareholders of those AIM funds that IFG formerly advised that were harmed by market timing activity, and $50 million will be made available for distribution to the shareholders of those AIM funds advised by AIM that were harmed by market timing activity. These settlement funds will be distributed in accordance with a methodology to be determined by an independent distribution consultant, in consultation with AIM and the independent trustees of the AIM funds and acceptable to the staff of the SEC. In addition, as required by the settlements, AIM is undertaking certain governance and compliance reforms and reviewing its policies and procedures.



    At the request of the trustees of the AIM funds, AMVESCAP PLC (AMVESCAP), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by such funds related to market timing matters.


    The independent trustees of the AIM funds have been assisted by their own independent counsel and financial expert in their own investigation of market timing activity in the AIM funds. A special committee, consisting of four independent trustees, was formed to oversee this investigation. None of the costs of this investigation will be borne by the AIM funds or by fund shareholders.

    IFG, AIM, certain related entities, certain of their current and former officers and/or certain of the AIM funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. Additional regulatory inquiries related to these or other issues may be received by the AIM funds, IFG, AIM and/or related entities and individuals in the future.


    A number of private civil lawsuits related to market timing, late trading and related issues have been filed against (depending on the lawsuit) certain of the AIM funds, IFG, AIM, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties. All such lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland for consolidated or coordinated pre-trial proceedings. Other private civil lawsuits have been filed against (depending on the lawsuit) IFG, AIM, ADI, certain related entities, certain of their current and former officers and/or certain of the AIM funds and their trustees alleging the improper use of fair value pricing, excessive advisory and/or distribution fees, improper charging of distribution fees on limited offering funds or share classes and improper mutual fund sales practices and directed-brokerage arrangements and participation in class action settlements.



    Additional civil lawsuits related to the above or other issues may be filed by private litigants or by regulators against the AIM funds, IFG, AIM and/or related entities and individuals in the future.


    You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information and on AIM's Internet website under the heading "Settled Enforcement Actions and Investigations Related to Market Timing, Regulatory Inquiries and Pending Litigation" (http://www.aiminvestments.com/regulatory).

    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

                         ------------------------------
                         AIM V.I. SMALL CAP EQUITY FUND
                         ------------------------------

ADVISOR COMPENSATION


During the fiscal year ended December 31, 2004, the advisor received compensation of 0.15% of average daily net assets. The annual management fee payable to the advisor pursuant to the investment advisory agreement was 0.85% of average daily net assets, based on net asset levels. The advisor has contractually agreed to advisory fee waivers for the period January 1, 2005 to June 30, 2006. The advisor will waive advisory fees to the extent necessary so that the advisory fee payable does not exceed the advisory fee rates after January 1, 2005. Following are the advisory fee rates before and after January 1, 2005.


   ADVISORY FEE RATES BEFORE          ADVISORY FEE RATES AFTER
     JANUARY 1, 2005 WAIVER            JANUARY 1, 2005 WAIVER
------------------------------------------------------------------
      0.85% of average daily net
                          assets  0.745% of the first $250 million
                                    0.73% of the next $250 million
                                   0.715% of the next $500 million
                                    0.70% of the next $1.5 billion
                                   0.685% of the next $2.5 billion
                                    0.67% of the next $2.5 billion
                                   0.655% of the next $2.5 billion
                                      0.64% of the excess over $10
                                                           billion

PORTFOLIO MANAGERS

The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:

- Juliet S. Ellis (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 2004 and has been associated with the advisor and/or its affiliates since 2004. From 2000 to 2004, she was Managing Director and from 1993 to 2004, she was a senior portfolio manager with JPMorgan Fleming Asset Management. As the lead manager, Ms. Ellis generally has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Ms. Ellis may perform these functions, and the nature of these functions, may change from time to time.


- Michael Chapman, Portfolio Manager, who has been responsible for the fund since 2005 and has been associated with the advisor and/or its affiliates since 2001. From 1999 to 2001, he was an equity analyst with Chase Manhattan Bank.


    They are assisted by the advisor's Small Cap Core/Growth Team, which may be comprised of portfolio managers, research analysts and other investment professionals of the advisor. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the team may change from time to time. More information on the team, including biographies of other members of the team, may be found on the advisor's website (http://www.aiminvestments.com). The website is not part of this prospectus.

    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.

OTHER INFORMATION
--------------------------------------------------------------------------------

PURCHASE AND REDEMPTION OF SHARES

The fund ordinarily effects orders to purchase and redeem shares at the fund's next computed net asset value after it receives an order. Insurance companies participating in the fund serve as the fund's designee for receiving orders of separate accounts that invest in the fund. The fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the NYSE restricts or suspends trading.


    Although the fund generally intends to pay redemption proceeds solely in cash, the fund reserves the right to determine, in its sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).



    Shares of the fund are offered in connection with mixed and shared funding, i.e., to separate accounts of affiliated and unaffiliated insurance companies funding variable products. The fund currently offers shares only to insurance company separate accounts. In the future, the fund may offer them to pension and retirement plans that qualify for special federal income tax treatment. The fund and AIM have applied for regulatory relief to enable the fund's shares to be sold to and held by one or more fund of funds (open-end management investment companies or series thereof that offer their shares exclusively to insurance companies, their separate accounts and/or qualified plans). The fund plans to offer its shares to fund of funds following receipt of the requested regulatory relief. Due to differences in tax treatment and other considerations, the interests of fund shareholders, including variable product owners and plan participants investing in the fund (whether directly or indirectly through fund of funds), may conflict.



    Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one insurance company separate account investing directly or indirectly in a fund could cause variable products funded through another insurance company separate account to lose their tax-deferred status, unless remedial actions were taken. The Board of the fund will monitor for the existence of any material conflicts and determine what action, if any, should be taken. A fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account (or plan) withdrawing because of a conflict.

                         ------------------------------
                         AIM V.I. SMALL CAP EQUITY FUND
                         ------------------------------

EXCESSIVE SHORT-TERM TRADING ACTIVITY DISCLOSURES


The fund's investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the fund's shares (i.e., purchases of fund shares followed shortly thereafter by redemptions of such shares, or vice versa) may hurt the long-term performance of the fund by requiring it to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of the fund by causing it to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted.


    The Board has adopted policies and procedures designed to discourage excessive short-term trading of fund shares. The fund may alter its policies and procedures at any time without giving prior notice to fund shareholders, if the advisor believes the change would be in the best interests of long-term investors.


    Pursuant to the fund's policies and procedures, AIM and its affiliates (collectively the AIM Affiliates) currently use the following tools designed to discourage excessive short-term trading in the fund:

(1) trade activity monitoring; and
(2) the use of fair value pricing consistent with procedures approved by the Board.

    Each of these tools is described in more detail below.

    In addition, restrictions designed to discourage or curtail excessive short-term trading activity may be imposed by the insurance companies and/or their separate accounts that invest in the fund on behalf of the variable product owners. Variable product owners should refer to the applicable contract and related prospectus for more details.

TRADE ACTIVITY MONITORING

To detect excessive short-term trading activities, the AIM Affiliates will monitor, on a daily basis, selected aggregate purchase, or redemption trade orders placed by insurance companies and/or their separate accounts. The AIM Affiliates will seek to work with insurance companies to discourage variable product owners from engaging in abusive trading practices. However, the ability of the AIM Affiliates to monitor trades that are placed by variable product owners is severely if not completely limited due to the fact that the insurance companies trade with the fund through omnibus accounts, and maintain the exclusive relationship with, and are responsible for maintaining the account records of, their variable product owners. There may also be legal and technological limitations on the ability of insurance companies to impose restrictions on the trading practices of their variable product owners. As a result, there can be no guarantee that the AIM Affiliates will be able to detect or deter market timing by variable product owners.


    If, as a result of this monitoring, the AIM Affiliates believe that a variable product owner has engaged in excessive short-term trading (regardless of whether or not the insurance company's own trading restrictions are exceeded), the AIM Affiliates will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the insurance company to take action to stop such activities, or (ii) refusing to process future purchases related to such activities in the insurance company's account with the fund. AIM Affiliates will use reasonable efforts to apply the fund's policies uniformly given the potential limitations described above.


FAIR VALUE PRICING

Securities owned by the fund are to be valued at current market value if market quotations are readily available. All other securities and assets of the fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of the fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    See "Pricing of Shares--Determination of Net Asset Value" for more information.

RISKS

There is the risk that the fund's policies and procedures will prove ineffective in whole or in part to detect or prevent excessive short-term trading. Although these policies and procedures, including the tools described above, are designed to discourage excessive short-term trading, they do not eliminate the possibility that excessive short-term trading activity in the fund will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with the best interests of long-term investors. However, there can be no assurance that the AIM Affiliates will be able to gain access to any or all of the information necessary to detect or prevent excessive short-term trading by a variable product owner. While the AIM Affiliates and the fund may seek to take actions with the assistance of the insurance companies that invest in the fund, there is the risk that neither the AIM Affiliates nor the fund will be successful in their efforts to minimize or eliminate such activity.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of the fund's shares is the fund's net asset value per share. The fund values portfolio securities for which market quotations are readily available at market value. The fund values all other securities and assets for which market quotations are not readily available at their fair value in good faith using procedures approved by the Board of the fund. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

                         ------------------------------
                         AIM V.I. SMALL CAP EQUITY FUND
                         ------------------------------


    Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the advisor determines that the closing price of the security is unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

    The advisor may use indications of fair value from pricing services approved by the Board. In other circumstances, the advisor valuation committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, the advisor routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

    Specific types of securities are valued as follows:

    Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board.

    Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that the advisor determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. The advisor also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where the advisor believes, at the approved degree of certainty, that the price is not reflective of current market value, the advisor will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

    Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

    Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service is unreliable, the advisor valuation committee may fair value the security using procedures approved by the Board.

    Short-term Securities: The fund's short-term investments are valued at amortized cost when the security has 60 days or less to maturity.

    Futures and Options: Futures and options are valued on the basis of market quotations, if available.

    Open-end Funds: To the extent the fund invests in other open-end funds, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

    The fund discloses portfolio holdings at different times and with different lag times to insurance companies issuing variable products that invest in the fund, and in annual, semi-annual and quarterly shareholder reports. Refer to such reports to determine the types of securities in which a fund has invested. You may also refer to the Statement of Additional Information to determine what types of securities in which the fund may invest. You may obtain copies of these reports or of the Statement of Additional Information from the insurance company that issued your variable product, or from the advisor as described on the back cover of this prospectus.

    The fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or earlier NYSE closing time that day.

TAXES

The amount, timing and character of distributions to the separate account may be affected by special tax rules applicable to certain investments purchased by the fund. Variable product owners should refer to the prospectus for their variable products for information

                         ------------------------------
                         AIM V.I. SMALL CAP EQUITY FUND
                         ------------------------------

regarding the tax consequences of owning such variable products and should consult their tax advisors before investing.

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS

The fund generally declares and pays dividends, if any, annually to separate accounts of insurance companies issuing the variable products. The fund expects that its distributions will consist primarily of capital gains.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually to separate accounts of insurance companies issuing the variable products.

    At the election of insurance companies issuing the variable products, dividends and distributions are automatically reinvested at net asset value in shares of the fund.

SHARE CLASSES

The fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan". This prospectus relates to the Series I shares.

PAYMENTS TO INSURANCE COMPANIES


ADI, the distributor of the fund, or one or more of its corporate affiliates, may make cash revenue sharing payments to the insurance company that issued your variable product or its affiliates in connection with promotion of the fund and certain other marketing support services. ADI makes these payments from its own resources.



    ADI makes revenue sharing payments as incentives to certain insurance companies to promote the sale and retention of shares of the fund. The benefits ADI receives when it makes these payments may include, among other things, adding the fund to the list of underlying investment options in the insurance companies' variable products, and access (in some cases on a preferential basis over other competitors) to individual members of the insurance companies' sales force or to the insurance companies' management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the insurance company for including the fund in its variable products (on its "sales shelf"). ADI compensates insurance companies differently depending typically on the level and/or type of considerations provided by the insurance company. The revenue sharing payments ADI makes may be calculated on sales of shares of the fund (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold to the insurance company during the particular period. Such payments also may be calculated on the average daily net assets of the fund attributable to that particular insurance company (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make sales of shares of the fund and Asset-Based Payments primarily create incentives to retain assets of the fund in insurance company separate accounts.



    ADI is motivated to make the payments described above in order to promote the sale of fund shares and the retention of those investments by clients of insurance companies. To the extent insurance companies sell more shares of the fund or retain shares of the fund in their variable product owners' accounts, ADI benefits from the incremental management and other fees paid to ADI by the fund with respect to those assets.



    In addition to the payments listed above, the advisor may also reimburse insurance companies for certain administrative services provided to variable product owners. Under a Master Administrative Services Agreement, between the fund and the advisor, the advisor is entitled to receive from the fund reimbursement of its costs or such reasonable compensation as may be approved by the Board of the fund. Under this arrangement, the advisor provides, or assures that insurance companies issuing variable products will provide, certain variable product owner-related services. These services, include, but are not limited to, facilitation of variable product owners' purchase and redemption requests; distribution to existing variable product owners of copies of fund prospectuses, proxy materials, periodic fund reports, and other materials; maintenance of variable product owners' records; and fund services and communications. Currently, these administrative service payments made by the fund to the advisor are subject to an annual limit of 0.25% of the average net assets invested in the fund by each insurance company. Any amounts paid by the advisor to an insurance company in excess of 0.25% of the average net assets invested in the fund are paid by the advisor out of its own financial resources, and not out of the fund's assets.


    You can find further details in the Statement of Additional Information about these payments and the services provided by insurance companies. In certain cases these payments could be significant to the insurance company. Your insurance company may charge you additional fees or commissions, on your variable product other than those disclosed in this prospectus. You can ask your insurance company about any payments it receives from AIM, ADI, or the fund, as well as about fees and/or commissions it charges.

                         ------------------------------
                         AIM V.I. SMALL CAP EQUITY FUND
                         ------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the financial performance of the fund's Series I shares. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    The table shows the financial highlights for a share of the fund outstanding during the fiscal years (or period) indicated.


    This information has been audited by Tait, Weller & Baker, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. The Board of the fund has selected a new independent registered public accounting firm for the fund's current fiscal year (2005). For more information regarding the change in independent auditors, see the Statement of Additional Information.



    For a discussion of how investments in IPOs affected the fund's performance, see the "Performance Information" section of this prospectus



                                                                                 AUGUST 29, 2003
                                                                                 (DATE OPERATIONS
                                                               YEAR ENDED         COMMENCED) TO
                                                              DECEMBER 31,         DECEMBER 31
                                                                  2004                 2003
                                                              ------------       ----------------
Net asset value, beginning of period                            $ 11.38               $10.00
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.06)(a)            (0.01)
-------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)           1.13                 1.41
=================================================================================================
    Total from investment operations                               1.07                 1.40
=================================================================================================
Less distributions:
  Dividends from net investment income                            (0.00)               (0.01)
-------------------------------------------------------------------------------------------------
  Distributions from net realized gains                              --                (0.01)
=================================================================================================
    Total distributions                                           (0.00)               (0.02)
=================================================================================================
Net asset value, end of period                                  $ 12.45               $11.38
_________________________________________________________________________________________________
=================================================================================================
Total return(b)                                                    9.41%               13.94%
_________________________________________________________________________________________________
=================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $25,964               $2,231
_________________________________________________________________________________________________
=================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                   1.30%(c)             1.32%(d)
-------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                2.01%(c)            12.86%(d)
=================================================================================================
Ratio of net investment income (loss) to average net assets       (0.56)%(c)           (0.44)%(d)
_________________________________________________________________________________________________
=================================================================================================
Portfolio turnover rate(e)                                          156%                  26%
_________________________________________________________________________________________________
=================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.


(c) Ratios are based on average daily net assets of $14,035,715.


(d) Annualized.


(e) Not annualized for periods less than one year.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. Beginning with the fiscal periods ending after July 9, 2004, the fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact the insurance company that issued your variable product, or you may contact us at

BY MAIL:               A I M Distributors, Inc.
                       11 Greenway Plaza, Suite 100
                       Houston, TX 77046-1173

BY TELEPHONE:          (800) 410-4246

Because you cannot purchase shares of the fund directly, these documents have not been made available on our website.
The fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable products that invest in the fund.

You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Room, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

---------------------------------------------
   AIM V.I. Small Cap Equity Fund Series I
   SEC 1940 Act file number: 811-7452
---------------------------------------------

AIMinvestments.com
                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                 --Registered Trademark--          --Registered Trademark--

                                                  AIM V.I. SMALL CAP EQUITY FUND

                                                                     PROSPECTUS
                                                                 APRIL 29, 2005

Series II shares

Shares of the fund are currently offered only to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. AIM V.I. Small Cap Equity Fund seeks to provide long-term growth of capital.

--------------------------------------------------------------------------------


This prospectus contains important information about the Series II class shares (Series II shares) of the fund. Please read it before investing and keep it for future reference.


As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                 --Registered Trademark--          --Registered Trademark--

                       ---------------------------------
                         AIM V.I. SMALL CAP EQUITY FUND
                       ---------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND STRATEGIES                  1
------------------------------------------------------
PRINCIPAL RISKS OF INVESTING IN THE FUND             1
------------------------------------------------------
DISCLOSURE OF PORTFOLIO HOLDINGS                     1
------------------------------------------------------
PERFORMANCE INFORMATION                              2
------------------------------------------------------
Annual Total Returns                                 2
Performance Table                                    2
FEE TABLE AND EXPENSE EXAMPLE                        3
------------------------------------------------------
Fees and Expenses of the Fund                        3
Expense Example                                      3
Hypothetical Investment and Expense
  Information                                        4
FUND MANAGEMENT                                      5
------------------------------------------------------
The Advisor                                          5
Advisor Compensation                                 6
Portfolio Managers                                   6
OTHER INFORMATION                                    6
------------------------------------------------------
Purchase and Redemption of Shares                    6
Excessive Short-Term Trading Activity
  Disclosures                                        7
Trade Activity Monitoring                            7
Fair Value Pricing                                   7
Risks                                                7
Pricing of Shares                                    7
Taxes                                                8
Dividends and Distributions                          9
Share Classes                                        9
Distribution Plan                                    9
Payments to Insurance Companies                      9
FINANCIAL HIGHLIGHTS                                10
------------------------------------------------------
OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------


The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

    Shares of the fund are used as investment vehicles for variable annuity contracts and variable life insurance policies (variable products) issued by certain insurance companies. You cannot purchase shares of the fund directly. As an owner of a variable product (variable product owner) that offers the fund as an investment option, however, you may allocate your variable product values to a separate account of the insurance company that invests in shares of the fund.

    Your variable product is offered through its own prospectus, which contains information about your variable product, including how to purchase the variable product and how to allocate variable product values to the fund.

                       ---------------------------------
                         AIM V.I. SMALL CAP EQUITY FUND
                       ---------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital. The investment objective of the fund may be changed by the Board of Trustees (the Board) without shareholder approval.


    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in equity securities, including convertible securities, of small-capitalization companies. In complying with this 80% investment requirement, the fund's investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The fund considers a company to be a small-capitalization company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000--Registered Trademark-- Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell 2000--Registered Trademark-- Index is a widely recognized, unmanaged index of common stocks that measures the performance of the 2,000 smallest companies in the Russell 3000--Registered Trademark-- Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The largest capitalized company included in the Russell 2000--Registered Trademark-- Index during the above-referenced period ended March 31, 2005, had a market capitalization of $6.5 billion. Under normal conditions, the top 10 holdings may comprise up to 25% of the fund's total assets. The fund may also invest up to 25% of its total assets in foreign securities.



    Among factors which the portfolio managers may consider when purchasing securities are (1) the growth prospects for a company's products; (2) the economic outlook for its industry; (3) a company's new product development; (4) its operating management capabilities; (5) the relationship between the price of the security and its estimated value; (6) relevant market, economic and political environments; and (7) financial characteristics, such as a balance sheet analysis and return on assets. The portfolio managers consider whether to sell a particular security when any one of these factors materially changes or when the securities are no longer considered small-cap company securities. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase. When suitable opportunities are available, the fund may invest in initial public offerings (IPOs) of securities.


    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objective.


    The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs and brokerage commissions, both of which can lower the actual return on your investment.


PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. This is especially true with respect to equity securities of small-cap companies, whose prices may go up and down more than equity securities of larger, more-established companies. Also, since equity securities of small-cap companies may not be traded as often as equity securities of larger, more-established companies, it may be difficult or impossible for the fund to sell securities at a desirable price.

    Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.

    The values of the convertible securities in which the fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.

    Because a large percentage of the fund's assets may be invested in a limited number of securities, a change in the value of these securities could significantly affect the value of your investment in the fund.

    The principal risk of investments in synthetic instruments is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Some synthetic instruments are more sensitive to interest rate changes and market price fluctuations than others. Also, synthetic instruments are subject to counter party risk which is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the fund.


    IPOs of securities issued by unseasoned companies with little or no operating history are risky and their prices are highly volatile, but they can result in very large gains in their initial trading. There can be no assurance that the fund will have favorable IPO investment opportunities in the future. Attractive IPOs are often oversubscribed and may not be available to the fund, or may be available in only very limited quantities.



    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information.

                       ---------------------------------
                         AIM V.I. SMALL CAP EQUITY FUND
                       ---------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance. All performance shown assumes the reinvestment of dividends and capital gains. The bar chart shown does not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower.


ANNUAL TOTAL RETURNS(1)

--------------------------------------------------------------------------------

The following bar chart shows the performance of the fund's Series II shares.


                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
2004...................................................................    9.23%



(1) A significant portion of the fund's returns during certain periods was attributable to its investments in IPOs. Although IPO investments have had a positive impact on the fund's performance in the past, there can be no assurance that the fund will have favorable IPO investment opportunities in the future. For additional information regarding the fund's performance, please see the "Financial Highlights" section of this prospectus.



    During the period shown in the bar chart, the highest quarterly return was 11.68% (quarter ended December 31, 2004) and the lowest quarterly return was -7.33% (quarter ended September 30, 2004).


PERFORMANCE TABLE

The following performance table compares the fund's performance to those of an unmanaged broad-based securities market index, style-specific index and peer group index. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below. A fund's past performance is not necessarily an indication of its future performance. The performance table shown below does not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower.


AVERAGE ANNUAL TOTAL RETURNS(*)
--------------------------------------------------------------------------------
                                                                   SERIES II
                                                                     SHARES
(for the periods ended                               SINCE         INCEPTION
December 31, 2004)                        1 YEAR   INCEPTION          DATE
--------------------------------------------------------------------------------
AIM V.I. Small Cap Equity Fund            9.23%       17.69%         08/29/03
Standard & Poor's 500 Index(1,2)          10.87%      16.83%(3)      08/31/03(3)
Russell 2000--Registered Trademark--
  Index(2,4)                              18.33%      23.86%(3)      08/31/03(3)
Lipper Small-Cap Core Fund Index(2,5)     18.37%      23.84%(3)      08/31/03(3)
--------------------------------------------------------------------------------



(*) A significant portion of the fund's returns during certain periods was attributable to its investments in IPOs. Although IPO investments have had a positive impact on the fund's performance in the past, there can be no assurance that the fund will have favorable IPO investment opportunities in the future. For additional information regarding the fund's performance, please see the "Financial Highlights" section of this prospectus.


(1) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance. The fund has also included the Russell 2000--Registered Trademark-- Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Small-Cap Core Fund Index (which may or may not include the fund) is included for comparison to a peer-group.


(2) The indices may not reflect payment of fees, expenses or taxes.


(3) The average annual total return given is since the month end closest to the inception date of the fund's Series II shares.


(4) The Russell 2000--Registered Trademark-- Index is comprised of the smallest 2,000 stocks in the Russell 3000. This index is widely regarded as representative of small-cap stocks.


(5) The Lipper Small-Cap Core Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Small-Cap Core Classification. These funds, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median market capitalization of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-Cap Core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

                       ---------------------------------
                         AIM V.I. SMALL CAP EQUITY FUND
                       ---------------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable product owner buys, holds, or redeems interest in an insurance company separate account that invests in the Series II shares of the fund but does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.

SHAREHOLDER FEES
-------------------------------------------------------------------------------
(fees paid directly from
your investment)                                             SERIES II SHARES
-------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                         N/A

Maximum Deferred
Sales Charge (Load)                                                 N/A
-------------------------------------------------------------------------------

"N/A" in the above table means "not applicable."


ANNUAL FUND OPERATING EXPENSES (SERIES II SHARES)(1)
-------------------------------------------------------------------------------
(expenses that are deducted
from Series II share assets)                                 SERIES II SHARES
-------------------------------------------------------------------------------
Management Fees                                                     0.85%

Rule 12b-1 Fees                                                     0.25

Other Expenses                                                      1.15

Total Annual Fund
Operating Expenses                                                  2.25

Fee Waiver(2,3)                                                     0.80
Net Annual Fund Operating Expenses                                  1.45
-------------------------------------------------------------------------------



(1) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2004 and are expressed as a percentage of the fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.


(2) The fund's advisor and/or distributor have contractually agreed to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series II shares to 1.45% of average daily nets assets for each series portfolio of AIM Variable Insurance Funds. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limit stated above:
    (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the fund's day-to-day operations), or items designated as such by the fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and
    (vii) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the fund benefits are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund. The expense limitation agreement is in effect through April 30, 2006.


(3) Effective January 1, 2005 through June 30, 2006, the advisor has contractually agreed to waive a portion of its advisory fees. The Fee Waiver reflects this agreement. (See "Fund Management--Advisor Compensation").


EXPENSE EXAMPLE


This example is intended to help you compare the costs of investing in the Series II shares of the fund with the cost of investing in other mutual funds. This example does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.



    The example assumes that you invest $10,000 in the fund's Series II shares for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same and includes the effect of any contractual fee waivers and/or expense reimbursements. To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:



SERIES II SHARES                                               1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------------------------------------------------------
AIM V.I. Small Cap Equity Fund                                  $148     $626     $1,132     $2,523
----------------------------------------------------------------------------------------------------

                       ---------------------------------
                         AIM V.I. SMALL CAP EQUITY FUND
                       ---------------------------------


HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION



The following supplemental hypothetical investment information provides additional information in a different format from the preceding Fee Table about the effect of a fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. Because a fund's annual return when quoted is already reduced by the fund's fees and expenses for that year, this hypothetical expense information is intended to help you understand the annual and cumulative impact of a fund's fees and expenses on your investment. Assuming a hypothetical investment of $10,000 in the fund and a 5% return before expenses each year, the chart shows the cumulative return before expenses, the cumulative return after expenses, the ending balance and the estimated annual expenses for each year one through ten. The chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The annual expense ratio, which is the same as stated in the Fee Table above, is reflected in the chart and is net of any contractual fee waiver or expense reimbursement. There is no assurance that the current annual expense ratio will be the expense ratio for the fund. To the extent that the advisor makes any waivers or reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account any fees and expenses assessed in connection with your variable product; if they did, the expenses shown would be higher, while the ending balance shown would be lower. YOU SHOULD UNDERSTAND THAT THIS IS ONLY A HYPOTHETICAL PRESENTATION MADE TO ILLUSTRATE WHAT EXPENSES AND RETURNS WOULD BE UNDER THE ABOVE SCENARIOS; YOUR ACTUAL RETURNS AND EXPENSES ARE LIKELY TO DIFFER (HIGHER OR LOWER) FROM THOSE SHOWN BELOW.


SERIES II--ANNUAL EXPENSE RATIO
             1.45%                 YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                            5.00%          10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                            3.55%           7.23%       11.03%       14.97%       19.06%
End of Year Balance              $10,355.00      $10,722.60   $11,103.25   $11,497.42   $11,905.58
Estimated Annual Expenses        $   147.57      $   152.81   $   158.24   $   163.85   $   169.67
--------------------------------------------------------------------------------------------------

SERIES II--ANNUAL EXPENSE RATIO
             1.45%                 YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
-------------------------------  --------------------------------------------------------------
Cumulative Return Before
  Expenses                           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                           23.28%       27.66%       32.19%       36.88%       41.74%
End of Year Balance              $12,328.23   $12,765.88   $13,219.07   $13,688.34   $14,174.28
Estimated Annual Expenses        $   175.70   $   181.93   $   188.39   $   195.08   $   202.00
--------------------------------------------------------------------------------------------------

                       ---------------------------------
                         AIM V.I. SMALL CAP EQUITY FUND
                       ---------------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor or AIM) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

    The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 200 investment portfolios, including the fund, encompassing a broad range of investment objectives.

    On October 8, 2004, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds) and AIM reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission
(SEC), the New York Attorney General (NYAG) and the Colorado Attorney General
(COAG), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM funds that they advised and to the independent directors/trustees of such funds that they had entered into certain arrangements permitting market timing of such funds, thereby breaching their fiduciary duties to such funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. (ADI) (the distributor of the retail AIM funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.


    Under the settlements, $325 million will be made available for distribution to the shareholders of those AIM funds that IFG formerly advised that were harmed by market timing activity, and $50 million will be made available for distribution to the shareholders of those AIM funds advised by AIM that were harmed by market timing activity. These settlement funds will be distributed in accordance with a methodology to be determined by an independent distribution consultant, in consultation with AIM and the independent trustees of the AIM funds and acceptable to the staff of the SEC. In addition, as required by the settlements, AIM is undertaking certain governance and compliance reforms and reviewing its policies and procedures.



    At the request of the trustees of the AIM funds, AMVESCAP PLC (AMVESCAP), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by such funds related to market timing matters.


    The independent trustees of the AIM funds have been assisted by their own independent counsel and financial expert in their own investigation of market timing activity in the AIM funds. A special committee, consisting of four independent trustees, was formed to oversee this investigation. None of the costs of this investigation will be borne by the AIM funds or by fund shareholders.

    IFG, AIM, certain related entities, certain of their current and former officers and/or certain of the AIM funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. Additional regulatory inquiries related to these or other issues may be received by the AIM funds, IFG, AIM and/or related entities and individuals in the future.


    A number of private civil lawsuits related to market timing, late trading and related issues have been filed against (depending on the lawsuit) certain of the AIM funds, IFG, AIM, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties. All such lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland for consolidated or coordinated pre-trial proceedings. Other private civil lawsuits have been filed against (depending on the lawsuit) IFG, AIM, ADI, certain related entities, certain of their current and former officers and/or certain of the AIM funds and their trustees alleging the improper use of fair value pricing, excessive advisory and/or distribution fees, improper charging of distribution fees on limited offering funds or share classes and improper mutual fund sales practices and directed-brokerage arrangements and participation in class action settlements.



    Additional civil lawsuits related to the above or other issues may be filed by private litigants or by regulators against the AIM funds, IFG, AIM and/or related entities and individuals in the future.


    You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information and on AIM's Internet website under the heading "Settled Enforcement Actions and Investigations Related to Market Timing, Regulatory Inquiries and Pending Litigation" (http://www.aiminvestments.com/regulatory).

    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

                       ---------------------------------
                         AIM V.I. SMALL CAP EQUITY FUND
                       ---------------------------------

ADVISOR COMPENSATION


During the fiscal year ended December 31, 2004, the advisor received compensation of 0.15% of average daily net assets. The annual management fee payable to the advisor pursuant to the investment advisory agreement was 0.85% of average daily net assets, based on net asset levels. The advisor has contractually agreed to advisory fee waivers for the period January 1, 2005 to June 30, 2006. The advisor will waive advisory fees to the extent necessary so that the advisory fee payable does not exceed the advisory fee rates after January 1, 2005. Following are the advisory fee rates before and after January 1, 2005.


       ADVISORY FEE RATES BEFORE                  ADVISORY FEE RATES AFTER
         JANUARY 1, 2005 WAIVER                    JANUARY 1, 2005 WAIVER
----------------------------------------------------------------------------------
0.85% of average daily net assets.......          0.745% of the first $250 million
                                                    0.73% of the next $250 million
                                                   0.715% of the next $500 million
                                                    0.70% of the next $1.5 billion
                                                   0.685% of the next $2.5 billion
                                                    0.67% of the next $2.5 billion
                                                   0.655% of the next $2.5 billion
                                              0.64% of the excess over $10 billion

PORTFOLIO MANAGERS

The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:

- Juliet S. Ellis (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 2004 and has been associated with the advisor and/or its affiliates since 2004. From 2000 to 2004, she was Managing Director and from 1993 to 2004, she was a senior portfolio manager with JPMorgan Fleming Asset Management. As the lead manager, Ms. Ellis generally has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Ms. Ellis may perform these functions, and the nature of these functions, may change from time to time.


- Michael Chapman, Portfolio Manager, who has been responsible for the fund since 2005 and has been associated with the advisor and/or its affiliates since 2001. From 1999 to 2001, he was an equity analyst with Chase Manhattan Bank.


    They are assisted by the advisor's Small Cap Core/Growth Team, which may be comprised of portfolio managers, research analysts and other investment professionals of the advisor. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the team may change from time to time. More information on the team, including biographies of other members of the team, may be found on the advisor's website (http://www.aiminvestments.com). The website is not part of this prospectus.

    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.

OTHER INFORMATION
--------------------------------------------------------------------------------

PURCHASE AND REDEMPTION OF SHARES

The fund ordinarily effects orders to purchase and redeem shares at the fund's next computed net asset value after it receives an order. Insurance companies participating in the fund serve as the fund's designee for receiving orders of separate accounts that invest in the fund. The fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the NYSE restricts or suspends trading.


    Although the fund generally intends to pay redemption proceeds solely in cash, the fund reserves the right to determine, in its sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).



    Shares of the fund are offered in connection with mixed and shared funding, i.e., to separate accounts of affiliated and unaffiliated insurance companies funding variable products. The fund currently offers shares only to insurance company separate accounts. In the future, the fund may offer them to pension and retirement plans that qualify for special federal income tax treatment. The fund and AIM have applied for regulatory relief to enable the fund's shares to be sold to and held by one or more fund of funds (open-end management investment companies or series thereof that offer their shares exclusively to insurance companies, their separate accounts and/or qualified plans). The fund plans to offer its shares to fund of funds following receipt of the requested regulatory relief. Due to differences in tax treatment and other considerations, the interests of fund shareholders, including variable product owners and plan participants investing in the fund (whether directly or indirectly through fund of funds), may conflict.



    Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one insurance company separate account investing directly or indirectly in a fund could cause variable products funded through another insurance company separate account to lose their tax-deferred status, unless remedial actions were taken. The Board of the fund will monitor for the existence of any material conflicts and determine what action, if any, should be taken. A fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account (or plan) withdrawing because of a conflict.

                       ---------------------------------
                         AIM V.I. SMALL CAP EQUITY FUND
                       ---------------------------------

EXCESSIVE SHORT-TERM TRADING ACTIVITY DISCLOSURES


The fund's investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the fund's shares (i.e., purchases of fund shares followed shortly thereafter by redemptions of such shares, or vice versa) may hurt the long-term performance of the fund by requiring it to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of the fund by causing it to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted.


    The Board has adopted policies and procedures designed to discourage excessive short-term trading of fund shares. The fund may alter its policies and procedures at any time without giving prior notice to fund shareholders, if the advisor believes the change would be in the best interests of long-term investors.

    Pursuant to the fund's policies and procedures, AIM and its affiliates (collectively the "AIM Affiliates") currently use the following tools designed to discourage excessive short-term trading in the fund:

(1) trade activity monitoring; and

(2) the use of fair value pricing consistent with procedures approved by the Board.

    Each of these tools is described in more detail below.

    In addition, restrictions designed to discourage or curtail excessive short-term trading activity may be imposed by the insurance companies and/or their separate accounts that invest in the fund on behalf of the variable product owners. Variable product owners should refer to the applicable contract and related prospectus for more details.

TRADE ACTIVITY MONITORING

To detect excessive short-term trading activities, the AIM Affiliates will monitor, on a daily basis, selected aggregate purchase, or redemption trade orders placed by insurance companies and/or their separate accounts. The AIM Affiliates will seek to work with insurance companies to discourage variable product owners from engaging in abusive trading practices. However, the ability of the AIM Affiliates to monitor trades that are placed by variable product owners is severely if not completely limited due to the fact that the insurance companies trade with the fund through omnibus accounts, and maintain the exclusive relationship with, and are responsible for maintaining the account records of, their variable product owners. There may also be legal and technological limitations on the ability of insurance companies to impose restrictions on the trading practices of their variable product owners. As a result, there can be no guarantee that the AIM Affiliates will be able to detect or deter market timing by variable product owners.


    If, as a result of this monitoring, the AIM Affiliates believe that a variable product owner has engaged in excessive short-term trading (regardless of whether or not the insurance company's own trading restrictions are exceeded), the AIM Affiliates will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the insurance company to take action to stop such activities, or (ii) refusing to process future purchases related to such activities in the insurance company's account with the fund. AIM Affiliates will use reasonable efforts to apply the fund's policies uniformly given the potential limitations described above.


FAIR VALUE PRICING

Securities owned by the fund are to be valued at current market value if market quotations are readily available. All other securities and assets of the fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of the fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    See "Pricing of Shares--Determination of Net Asset Value" for more information.

RISKS

There is the risk that the fund's policies and procedures will prove ineffective in whole or in part to detect or prevent excessive short-term trading. Although these policies and procedures, including the tools described above, are designed to discourage excessive short-term trading, they do not eliminate the possibility that excessive short-term trading activity in the fund will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with the best interests of long-term investors. However, there can be no assurance that the AIM Affiliates will be able to gain access to any or all of the information necessary to detect or prevent excessive short-term trading by a variable product owner. While the AIM Affiliates and the fund may seek to take actions with the assistance of the insurance companies that invest in the fund, there is the risk that neither the AIM Affiliates nor the fund will be successful in their efforts to minimize or eliminate such activity.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of the fund's shares is the fund's net asset value per share. The fund values portfolio securities for which market quotations are readily available at market value. The fund values all other securities and assets for which market quotations are not readily available at their fair value in good faith using procedures approved by the Board of the fund. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

                       ---------------------------------
                         AIM V.I. SMALL CAP EQUITY FUND
                       ---------------------------------


    Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the advisor determines that the closing price of the security is unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

    The advisor may use indications of fair value from pricing services approved by the Board. In other circumstances, the advisor valuation committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, the advisor routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

    Specific types of securities are valued as follows:

    Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board.

    Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that the advisor determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. The advisor also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where the advisor believes, at the approved degree of certainty, that the price is not reflective of current market value, the advisor will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

    Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

    Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service is unreliable, the advisor valuation committee may fair value the security using procedures approved by the Board.

    Short-term Securities: The fund's short-term investments are valued at amortized cost when the security has 60 days or less to maturity.

    Futures and Options: Futures and options are valued on the basis of market quotations, if available.

    Open-end Funds: To the extent the fund invests in other open-end funds, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

    The fund discloses portfolio holdings at different times and with different lag times to insurance companies issuing variable products that invest in the fund, and in annual, semi-annual and quarterly shareholder reports. Refer to such reports to determine the types of securities in which a fund has invested. You may also refer to the Statement of Additional Information to determine what types of securities in which the fund may invest. You may obtain copies of these reports or of the Statement of Additional Information from the insurance company that issued your variable product, or from the advisor as described on the back cover of this prospectus.

    The fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or earlier NYSE closing time that day.

TAXES

The amount, timing and character of distributions to the separate account may be affected by special tax rules applicable to certain investments purchased by the fund. Variable product owners should refer to the prospectus for their variable products for information

                       ---------------------------------
                         AIM V.I. SMALL CAP EQUITY FUND
                       ---------------------------------

regarding the tax consequences of owning such variable products and should consult their tax advisors before investing.

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS

The fund generally declares and pays dividends, if any, annually to separate accounts of insurance companies issuing the variable products. The fund expects that its distributions will consist primarily of capital gains.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually to separate accounts of insurance companies issuing the variable products.

    At the election of insurance companies issuing the variable products, dividends and distributions are automatically reinvested at net asset value in shares of the fund.

SHARE CLASSES

The fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan" which is described in this prospectus.

DISTRIBUTION PLAN

The fund has adopted a distribution or "Rule 12b-1" plan for its Series II shares. The plan allows the fund to pay distribution fees to insurance companies and others to promote the sale and distribution of Series II shares. The plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the fund). Because the fund pays this fee out of its assets on an ongoing basis, over time this fee will increase the cost of your investment and may cost you more than paying other types of charges.

PAYMENTS TO INSURANCE COMPANIES


The insurance company that issued your variable product, or one of its affiliates may receive all the Rule 12b-1 distribution fees discussed above. In addition to those payments, ADI, the distributor of the fund, or one or more of its corporate affiliates, may make additional cash revenue sharing payments to the insurance company or an affiliate in connection with promotion of the fund and certain other marketing support services. ADI makes these payments from its own resources.



    ADI makes revenue sharing payments as incentives to certain insurance companies to promote the sale and retention of shares of the fund. The benefits ADI receives when it makes these payments may include, among other things, adding the fund to the list of underlying investment options in the insurance companies' variable products, and access (in some cases on a preferential basis over other competitors) to individual members of the insurance companies' sales force or to the insurance companies' management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the insurance company for including the fund in its variable products (on its "sales shelf"). ADI compensates insurance companies differently depending typically on the level and/or type of considerations provided by the insurance company. The revenue sharing payments ADI makes may be calculated on sales of shares of the fund (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold to the insurance company during the particular period. Such payments also may be calculated on the average daily net assets of the fund attributable to that particular insurance company (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make sales of shares of the fund and Asset-Based Payments primarily create incentives to retain assets of the fund in insurance company separate accounts.



    ADI is motivated to make the payments described above in order to promote the sale of fund shares and the retention of those investments by clients of insurance companies. To the extent insurance companies sell more shares of the fund or retain shares of the fund in their variable product owners' accounts, ADI benefits from the incremental management and other fees paid to ADI by the fund with respect to those assets.



    In addition to the payments listed above, the advisor may also reimburse insurance companies for certain administrative services provided to variable product owners. Under a Master Administrative Services Agreement, between the fund and the advisor, the advisor is entitled to receive from the fund reimbursement of its costs or such reasonable compensation as may be approved by the Board of the fund. Under this arrangement, the advisor provides, or assures that insurance companies issuing variable products will provide, certain variable product owner-related services. These services, include, but are not limited to, facilitation of variable product owners' purchase and redemption requests; distribution to existing variable product owners of copies of fund prospectuses, proxy materials, periodic fund reports, and other materials; maintenance of variable product owners' records; and fund services and communications. Currently, these administrative service payments made by the fund to the advisor are subject to an annual limit of 0.25% of the average net assets invested in the fund by each insurance company. Any amounts paid by the advisor to an insurance company in excess of 0.25% of the average net assets invested in the fund are paid by the advisor out of its own financial resources, and not out of the fund's assets.


    You can find further details in the Statement of Additional Information about these payments and the services provided by insurance companies. In certain cases these payments could be significant to the insurance company. Your insurance company may charge you additional fees or commissions, on your variable product other than those disclosed in this prospectus. You can ask your insurance company about any payments it receives from AIM, ADI, or the fund, as well as about fees and/or commissions it charges.

                       ---------------------------------
                         AIM V.I. SMALL CAP EQUITY FUND
                       ---------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the financial performance of the fund's Series II shares. Certain information reflects financial results for a single Series II share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    The table shows the financial highlights for a share of the fund outstanding during the fiscal year (or period) indicated.


    This information has been audited by Tait, Weller & Baker, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. The Board of the fund has selected a new independent registered public accounting firm for the fund's current fiscal year (2005). For more information regarding the change in independent auditors, see the Statement of Additional Information.



    For a discussion of how investments in IPOs affected the fund's performance, see the "Performance Information" section of this prospectus.



                                                                                 AUGUST 29, 2003
                                                                                 (DATE OPERATIONS
                                                               YEAR ENDED         COMMENCED) TO
                                                              DECEMBER 31,         DECEMBER 31
                                                                  2004                 2003
                                                              ------------       ----------------
Net asset value, beginning of period                             $11.38               $10.00
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.08)(a)            (0.02)
-------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)           1.13                 1.41
=================================================================================================
    Total from investment operations                               1.05                 1.39
=================================================================================================
Less distributions:
  Dividends from net investment income                            (0.00)               (0.00)
-------------------------------------------------------------------------------------------------
  Distributions from net realized gains                              --                (0.01)
=================================================================================================
    Total distributions                                           (0.00)               (0.01)
=================================================================================================
Net asset value, end of period                                   $12.43               $11.38
_________________________________________________________________________________________________
=================================================================================================
Total return(b)                                                    9.23%               13.88%
_________________________________________________________________________________________________
=================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $  622               $  569
_________________________________________________________________________________________________
=================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                   1.45%(c)             1.47%(d)
-------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                2.26%(c)            13.11%(d)
=================================================================================================
Ratio of net investment income (loss) to average net assets       (0.71)%(c)           (0.59)%(d)
_________________________________________________________________________________________________
=================================================================================================
Portfolio turnover rate(e)                                          156%                  26%
_________________________________________________________________________________________________
=================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total Returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.


(c) Ratios are based on average daily net assets of $580,925.


(d) Annualized.


(e) Not annualized for periods less than one year.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. Beginning with the fiscal periods ending after July 9, 2004, the fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact the insurance company that issued your variable products, or you may contact us at

BY MAIL:               A I M Distributors, Inc.
                       11 Greenway Plaza, Suite 100
                       Houston, TX 77046-1173

BY TELEPHONE:          (800) 410-4246

Because you cannot purchase shares of the fund directly, these documents have not been made available on our website.
THE FUND'S MOST RECENT PORTFOLIO HOLDINGS, AS FILED
ON FORM N-Q, HAVE ALSO BEEN MADE AVAILABLE TO
INSURANCE COMPANIES ISSUING VARIABLE PRODUCTS THAT
INVEST IN THE FUND.

You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Room, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

--------------------------------------------
   AIM V.I. Small Cap Equity Fund Series II
   SEC 1940 Act file number: 811-7452
--------------------------------------------

AIMinvestments.com     GAP-PRO-7
                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                 --Registered Trademark--          --Registered Trademark--

                                  STATEMENT OF
                             ADDITIONAL INFORMATION

                          AIM VARIABLE INSURANCE FUNDS
                                11 GREENWAY PLAZA
                                    SUITE 100
                            HOUSTON, TEXAS 77046-1173
                                 (713) 626-1919

THIS STATEMENT OF ADDITIONAL INFORMATION RELATES TO EACH PORTFOLIO (EACH A "FUND", COLLECTIVELY, THE "FUNDS") OF AIM VARIABLE INSURANCE FUNDS LISTED BELOW. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, AND IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES FOR THE FUNDS LISTED BELOW. YOU MAY OBTAIN A COPY OF ANY PROSPECTUS FOR ANY FUND LISTED BELOW FROM AN AUTHORIZED DEALER OR BY WRITING TO:

                            A I M DISTRIBUTORS, INC.
                          11 GREENWAY PLAZA, SUITE 100
                            HOUSTON, TEXAS 77046-1173
                          OR BY CALLING (800) 410-4246

THIS STATEMENT OF ADDITIONAL INFORMATION, DATED APRIL 29, 2005 RELATES TO THE FOLLOWING PROSPECTUSES FOR THE SERIES I AND SERIES II SHARES OF EACH OF THE FOLLOWING FUNDS:

             FUND                                      DATED
             ----                                     -------
AIM V.I. AGGRESSIVE GROWTH FUND
      SERIES I                                        4/29/05
      SERIES II                                       4/29/05
AIM V.I. BALANCED FUND*
      SERIES I                                        4/29/05
      SERIES II                                       4/29/05
AIM V. I. BASIC VALUE FUND
      SERIES I                                        4/29/05
      SERIES II                                       4/29/05
AIM V.I. BLUE CHIP FUND
      SERIES I                                        4/29/05
      SERIES II                                       4/29/05
AIM V.I. CAPITAL APPRECIATION FUND
      SERIES I                                        4/29/05
      SERIES II                                       4/29/05
AIM V.I. CAPITAL DEVELOPMENT FUND
      SERIES I                                        4/29/05
      SERIES II                                       4/29/05
AIM V.I. CORE EQUITY FUND
      SERIES I                                        4/29/05
      SERIES II                                       4/29/05
AIM V.I. DENT DEMOGRAPHIC TRENDS FUND
      SERIES I                                        4/29/05
      SERIES II                                       4/29/05
AIM V.I. DIVERSIFIED INCOME FUND
      SERIES I                                        4/29/05
      SERIES II                                       4/29/05
AIM V.I. GOVERNMENT SECURITIES FUND
      SERIES I                                        4/29/05
      SERIES II                                       4/29/05
AIM V.I. GROWTH FUND
      SERIES I                                        4/29/05
      SERIES II                                       4/29/05
AIM V.I. HIGH YIELD FUND
      SERIES I                                        4/29/05
      SERIES II                                       4/29/05
AIM V.I. INTERNATIONAL GROWTH FUND
      SERIES I                                        4/29/05
      SERIES II                                       4/29/05
AIM V.I. LARGE CAP GROWTH FUND
      SERIES I                                        4/29/05
      SERIES II                                       4/29/05
AIM V.I. MID CAP CORE EQUITY FUND
      SERIES I                                        4/29/05
      SERIES II                                       4/29/05
AIM V.I. MONEY MARKET FUND
      SERIES I                                        4/29/05
      SERIES II                                       4/29/05
AIM V.I. PREMIER EQUITY FUND
      SERIES I                                        4/29/05
      SERIES II                                       4/29/05
AIM V.I. REAL ESTATE FUND
      SERIES I                                        4/29/05
      SERIES II                                       4/29/05
AIM V.I. SMALL CAP EQUITY FUND
      SERIES I                                        4/29/05
      SERIES II                                       4/29/05

* The Board of Trustees of AIM Variable Insurance Funds, on behalf of AIM V.I. Balanced Fund has approved changing the fund's name to "AIM V.I. Basic Balanced Fund," effective July 1, 2005.

                          AIM VARIABLE INSURANCE FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION


                                TABLE OF CONTENTS


                                                                                           PAGE
GENERAL INFORMATION ABOUT THE TRUST.....................................................    1
         Fund History...................................................................    1
         Shares of Beneficial Interest..................................................    1
         Policies and Procedures for Disclosure of Fund Holdings........................    3
                  General Disclosures...................................................    3
                  Selective Disclosures.................................................    3

DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS................................    6
         Classification.................................................................    6
         Investment Strategies and Risks................................................    6
                  Equity Investments....................................................   12
                  Foreign Investments...................................................   12
                  Debt Investments for Equity Funds.....................................   14
                  Debt Investments for Fixed Income Funds and Money Market Fund.........   15
                  Other Investments.....................................................   19
                  Investment Techniques.................................................   21
                  Derivatives...........................................................   25
                  Additional Securities or Investment Techniques........................   32
         Diversification Requirements - AIM V.I. Money Market Fund......................   32
         Fund Policies..................................................................   32
         Portfolio Turnover.............................................................   35
         Temporary Defensive Positions..................................................   35

MANAGEMENT OF THE TRUST.................................................................   35
         Board of Trustees..............................................................   35
         Management Information.........................................................   36
         Trustee Ownership of Fund Shares...............................................   38
         Factors Considered in Approving the Investment Advisory Agreement..............   38
         Factors Considered in Approving the Sub-Advisory Agreement.....................   41
         Compensation...................................................................   42
                  Retirement Plan For Trustees..........................................   42
                  Deferred Compensation Agreements......................................   43
         Codes of Ethics................................................................   43
         Proxy Voting Policies..........................................................   43

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.....................................   44

INVESTMENT ADVISORY AND OTHER SERVICES..................................................   44
         Investment Advisor.............................................................   44
         Investment Sub-Advisors........................................................   48
         Portfolio Managers.............................................................   49
         Securities Lending Arrangements................................................   49
         Service Agreements.............................................................   49
         Other Service Providers........................................................   50

BROKERAGE ALLOCATION AND OTHER PRACTICES................................................   51
         Brokerage Transactions.........................................................   51
         Commissions....................................................................   51
         Brokerage Selection............................................................   51
         Directed Brokerage (Research Services).........................................   53
         Regular Brokers or Dealers.....................................................   53

         Allocation of Portfolio Transactions...........................................   53
         Allocation of Initial Public Offering ("IPO") Transactions.....................   53

PURCHASE AND REDEMPTION OF SHARES.......................................................   54
         Redemption In Kind.............................................................   56

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS................................................   57
         Dividends and Distributions....................................................   57
         Tax Matters....................................................................   58

DISTRIBUTION OF SECURITIES..............................................................   60
         Distribution Plan..............................................................   60
         Distributor....................................................................   61

CALCULATION OF PERFORMANCE DATA.........................................................   61

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING.................   65

REGULATORY INQUIRIES AND PENDING LITIGATION.............................................   66

APPENDICES:

RATINGS OF DEBT SECURITIES..............................................................   A-1

TRUSTEES AND OFFICERS...................................................................   B-1

TRUSTEE COMPENSATION TABLE..............................................................   C-1

PROXY POLICIES AND PROCEDURES...........................................................   D-1

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.....................................   E-1

MANAGEMENT FEES.........................................................................   F-1

PORTFOLIO MANAGERS......................................................................   G-1

ADMINISTRATIVE SERVICES FEES............................................................   H-1

BROKERAGE COMMISSIONS...................................................................   I-1

DIRECTED BROKERAGE (RESEARCH SERVICES) AND PURCHASES OF SECURITIES OF REGULAR BROKERS OR
DEALERS ................................................................................   J-1

AMOUNTS PAID TO A I M DISTRIBUTORS, INC. PURSUANT TO DISTRIBUTIONS PLAN.................   K-1

ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLANS...........................   L-1

PERFORMANCE DATA........................................................................   M-1

PENDING LITIGATION......................................................................   N-1

FINANCIAL STATEMENTS....................................................................    FS

                       GENERAL INFORMATION ABOUT THE TRUST

Fund History

      AIM Variable Insurance Funds (the "Trust") is a Delaware statutory trust which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust currently consists of twenty-eight separate portfolios: AIM V.I. Aggressive Growth Fund, AIM V.I. Balanced Fund, AIM V.I. Basic Value Fund, AIM V.I. Blue Chip Fund, AIM V.I. Capital Appreciation Fund, AIM V.I. Capital Development Fund, AIM V.I. Core Equity Fund, AIM V.I. Dent Demographic Trends Fund, AIM V.I. Diversified Income Fund, AIM V.I. Government Securities Fund, AIM V.I. Growth Fund, AIM V.I. High Yield Fund, AIM V.I. International Growth Fund, AIM V.I. Large Cap Growth Fund, AIM V.I. Mid Cap Core Equity Fund, AIM V.I. Money Market Fund, AIM V.I. Premier Equity Fund, AIM V.I. Real Estate Fund (formerly known as INVESCO VIF - Real Estate Opportunity Fund), and AIM V.I. Small Cap Equity Fund (collectively, the "AIM V.I. Funds"), and AIM V.I. Core Stock Fund (formerly known as INVESCO VIF - Core Equity Fund), AIM V.I. Dynamics Fund (formerly known as INVESCO VIF - Dynamics Fund), AIM V.I. Financial Services Fund (formerly known as INVESCO VIF - Financial Services Fund), AIM V.I. Health Sciences (formerly known as INVESCO VIF - Health Sciences Fund), AIM V.I. Leisure Fund (formerly known as INVESCO VIF - Leisure Fund), AIM V.I. Small Company Growth Fund (formerly known as INVESCO VIF - Small Company Growth Fund), AIM V.I. Technology Fund (formerly known as INVESCO VIF - Technology Fund), AIM V.I. Total Return Fund (formerly known as INVESCO VIF - Total Return Fund) and AIM V.I. Utilities Fund (formerly known as INVESCO VIF - Utilities Fund) (collectively, the "Former INVESCO VIF Funds"). Except as otherwise noted, this Statement of Additional Information relates solely to the AIM V.I. Funds. (A separate Statement of Additional Information relates to the Former INVESCO VIF Funds.) Under the Agreement and Declaration of Trust, dated May 15, 2002, as amended (the "Trust Agreement"), the Board of Trustees of the Trust (the "Board") is authorized to create new series of shares without the necessity of a vote of shareholders of the Trust.

      The Trust was originally organized on January 22, 1993 as a Maryland corporation. On October 15, 1999, the following Funds acquired all the assets and assumed all the liabilities of the series portfolios of G.T. Global Variable Investment Trust and G.T. Global Variable Investment Series: AIM V.I. Global Growth and Income Fund (which later merged into AIM V.I. Growth Fund on September 18, 2000), AIM V.I. Capital Appreciation Fund, AIM V.I. International Equity Fund, AIM V.I. Diversified Income Fund, AIM V.I. Government Securities Fund and AIM V.I. Money Market Fund. The Trust reorganized as a Delaware business trust on May 1, 2000. All of the Funds, except AIM V.I. Basic Value Fund, AIM V.I. Large Cap Growth Fund, AIM V.I. Mid Cap Core Equity Fund, AIM V.I. Real Estate Fund and AIM V.I. Small Cap Equity Fund, were included in the reorganization. All historical financial and other information contained in this Statement of Additional Information for periods prior to May 1, 2000 relating to these Funds (or a class thereof) is that of the predecessor funds (or the corresponding class thereof). AIM V.I. Basic Value Fund and AIM V.I. Mid Cap Core Equity Fund commenced operations as a series of the Trust on September 10, 2001. AIM V.I. Large Cap Growth Fund and AIM V.I. Small Cap Equity Fund commenced operations as series of the Trust on September 1, 2003. AIM V.I. Core Equity Fund was knows as AIM V.I. Growth and Income Fund, AIM V.I. International Growth Fund was known as AIM V.I. International Equity Fund, AIM V.I. Mid Cap Core Equity Fund was known as AIM V.I. Mid Cap Equity Fund and AIM V.I. Premier Equity Fund was known as AIM V.I. Value Fund. Prior to April 30, 2004, AIM V.I. Real Estate Fund and the Former INVESCO VIF Funds were portfolios of INVESCO Variable Investment Funds, Inc., a Maryland corporation. Pursuant to an agreement and plan of reorganization, AIM V.I. Real Estate Fund and the Former INVESCO VIF Funds became portfolios of the Trust. All historical financial and other information contained in this Statement of Additional Information for the periods prior to April 30, 2004, relating to AIM V.I. Real Estate Fund (or a class thereof) is that of its predecessor fund (or its corresponding class thereof).

Shares of Beneficial Interest

      Shares of beneficial interest of the Trust are redeemable at their net asset value at the option of the shareholder or at the option of the Trust in certain circumstances.

      The Trust allocates moneys and other property it receives from the issue or sale of shares of each of its series of shares, and all income, earnings and profits from such issuance and sales, subject only to the rights of creditors, to the appropriate Fund. These assets constitute the underlying assets of each Fund, are segregated on the Trust's books of account, and are charged with the expenses of such Fund and its respective classes. The Trust allocates any general expenses of the Trust not readily identifiable as belonging to a particular Fund by or under the direction of the Board, primarily on the basis of relative net assets, or other relevant factors.

      Each Fund offers Series I and Series II shares. Each share of each Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions out of the income belonging to such Fund as are declared by the Board. Each Fund offers two separate classes of shares: Series I shares and Series II shares. Each such class represents interests in the same portfolio of investments. Differing expenses will result in differing net asset values and dividends and distributions. Upon any liquidation of the Trust, shareholders of each class are entitled to share pro rata in the net assets belonging to the applicable Fund allocable to such class available for distribution after satisfaction of outstanding liabilities of the Fund allocable to such class.

      The Trust is not required to hold annual or regular meetings of shareholders. Meetings of shareholders of a Fund or Series will be held from time to time to consider matters requiring a vote of such shareholders in accordance with the requirements of the 1940 Act, state law or the provisions of the Trust Agreement. It is not expected that shareholder meetings will be held annually.


      The Trust understands that insurance company separate accounts owning shares of the Funds will vote their shares in accordance with the instructions received from owners of insurance company separate accounts ("Contract Owners"), annuitants and beneficiaries. Fund shares held by a registered separate account as to which no instructions have been received will be voted for or against any proposition, or in abstention, in the same proportion as the shares of that separate account as to which instructions have been received. Fund shares held by a registered separate account that are not attributable to Contracts will also be voted for or against any proposition in the same proportion as the shares for which voting instructions are received by that separate account. If an insurance company determines, however, that it is permitted to vote any such shares of the Funds in its own right, it may elect to do so, subject to the then current interpretation of the 1940 Act and the rules thereunder.


      Each share of a Fund has generally the same voting, dividend, liquidation and other rights, however, each class of shares of a Fund is subject to different class-specific expenses. Only shareholders of a specific class may vote on matters relating to that class' distribution plan.

      Except as specifically noted above, shareholders of each Fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the shares of a Fund. However, on matters affecting an individual Fund or class of shares, a separate vote of shareholders of that Fund or class is required. Shareholders of a Fund or class are not entitled to vote on any matter which does not affect that Fund or class but that requires a separate vote of another Fund or class. An example of a matter that would be voted on separately by shareholders of each Fund is the approval of the advisory agreement with A I M Advisors, Inc. ("AIM"), and an example of a matter that would be voted on separately by shareholders of each class of shares is approval of the distribution plans. When issued, shares of each Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are freely transferable. There are no conversion rights. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect trustees, holders of more than 50% of the shares voting for the election of trustees can elect all of the trustees of the Trust, and the holders of less than 50% of the shares voting for the election of trustees will not be able to elect any trustees.

      Under Delaware law, shareholders of a Delaware statutory trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is a remote possibility, however, that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Trust Agreement provides for indemnification out of the property of a Fund for all losses and expenses of any shareholder of such Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a Fund is unable to meet its obligations and the complaining party is not held to be bound by the disclaimer.


      The trustees and officers of the Trust will not be liable for any act, omission or obligation of the Trust or any Trustee or officer; however, a trustee or officer is not protected against any liability to the Trust or to the shareholders to which a trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office with the Trust ("Disabling Conduct"). The Trust Agreement provides for indemnification by the Trust of the trustees, the officers and employees or agents of the Trust, provided that such persons have not engaged in Disabling Conduct. The Trust Agreement also authorizes the purchase of liability insurance on behalf of trustees and officers. The Trust's Bylaws provide for the advancement of payments to current and former trustees, officers and employees or agents of the Trust, or anyone serving at their request, in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding, expenses for which such person would be entitled to indemnification; provided that any advancement of payments would be reimbursed if it is ultimately determined that such person is not entitled to indemnification for such expenses.


      SHARE CERTIFICATES. Shareholders of the Funds do not have the right to demand or require the Trust to issue share certificates.

Policies and Procedures for Disclosure of Fund Holdings

      The Board has adopted policies and procedures with respect to the disclosure of the Funds' portfolio holdings (the "Holdings Disclosure Policy"). Non-public holdings information may not be disclosed except in compliance with the Holdings Disclosure Policy.

      General Disclosures

      The Holdings Disclosure Policy permits AIM to publicly release certain portfolio holdings information of the Funds from time to time. The Funds sell their shares to life insurance companies and their separate accounts to fund interests in variable annuity and variable life insurance policies issued by such companies, but not directly to the public. Accordingly, the Policy authorizes AIM to disclose the Funds' portfolio holdings information on a non-selective basis to all insurance companies whose variable annuity and variable life insurance separate accounts invest in the Funds and with which the Funds have entered into participation agreements ("Insurance Companies"). The portfolio holdings information that AIM discloses to Insurance Companies currently includes: (a) month-end top 10 portfolio holdings (available 15 days after month end), (b) calendar quarter-end complete portfolio holdings (available 30 days after calendar quarter end), and (c) fiscal quarter complete portfolio holdings (the Funds' fiscal quarter is currently the same as the calendar quarter)(available 60-70 days after the fiscal quarter end) (collectively, "Fund Portfolio Holdings Information").

      Selective Disclosures

      SELECTIVE DISCLOSURES--GENERAL. The Holdings Disclosure Policy permits AIM to disclose non-public portfolio holdings information on a selective basis only if: (i) such disclosures are for legitimate business purposes of a Fund and in the best interest of such Fund's shareholders, and (ii) in accordance with the approval process provided in the Policy.

The Policy requires AIM to obtain approval from the Executive Committee of A I M Management Group Inc. ("AIM Executive Committee") before it may provide selective disclosure of non-public portfolio holdings information. The AIM Executive Committee must determine that the proposed selective disclosure will be made for legitimate business purposes of the applicable Fund and is in the best interest of the applicable Fund's shareholders. The AIM Executive Committee must address any perceived conflicts of interest between shareholders of such Fund and AIM or its affiliates as part of granting its approval. Under the Policy, AIM may not selectively disclose non-public portfolio holdings information until it receives an executed non-disclosure agreement that provides that the recipient of the information will maintain the confidentiality of such information and will not use the information to execute securities trades. The AIM Executive Committee must approve of each party to a non-disclosure agreement. The AIM Executive Committee may delegate its approval responsibilities to the Internal Compliance Controls Committee of AIM Management.

The Policy requires AIM to report to the Funds' board the specific types of situations where it proposes selective disclosure and the situations where providing selective disclosure raises conflicts of interest between Fund shareholders and AIM or its affiliates. Pursuant to the Policy, the Board reviews the types of situations in which AIM proposes to provide selective disclosure of non-public portfolio holdings and must approve of any situations involving perceived conflicts of interest between shareholders of the applicable Fund and AIM or its affiliates.

The Policy also requires AIM to take corrective measures if such non-public portfolio holdings information has been inadvertently disclosed on a selective basis.

AIM will not request, receive or accept any compensation (including compensation in the form of the maintenance of assets in any Fund or other mutual fund or account managed by AIM or one of its affiliates) for the selective disclosure of portfolio holdings information.

      SELECTIVE DISCLOSURE--TO INSURANCE COMPANIES. The Policy permits AIM to disclose Fund Portfolio Holdings Information to Insurance Companies, upon request/on a selective basis, up to 5 days prior to the scheduled release dates of such information to allow the Insurance Companies to post the information on their websites at approximately the same time that AIM posts the same information. The Policy incorporates the Board's determination that selectively disclosing portfolio holdings information to facilitate an Insurance Company's dissemination of the information on its website is a legitimate business purpose of the Funds. Insurance Companies that wish to receive such portfolio holdings information in advance must sign a non-disclosure agreement requiring them to maintain the confidentiality of the information until the later of five business days or the scheduled release dates and to refrain from using that information to execute transactions in securities. AIM does not post the portfolio holdings of the Funds to its website. Not all insurance companies that receive Fund portfolio holdings information provide such information on their websites. To obtain information about Fund portfolio holdings, please contact the life insurance company that issued your variable annuity or variable life insurance policy.

      SELECTIVE DISCLOSURE--OF PARTIAL FUND HOLDINGS.

      The Policy also permits the selective disclosure of partial portfolio holdings information of a Fund, without Executive Committee approval as described above, if:

      (i) in the judgment of the applicable Fund's portfolio manager(s), the disclosure of such information is not harmful to the Fund's shareholders,

      (ii) the applicable Fund is not actively trading in the security; and

      (iii) the portfolio manager(s) of the applicable Fund do not have a present intent to trade in the security for the Fund.

      Subject to compliance with the foregoing, from time to time, employees of AIM and its affiliates may express their views orally or in writing on one or more of the Funds' portfolio securities or may state that a Fund has recently purchased or sold one or more securities. The securities subject to these views and statements may be ones that were purchased or sold since a Fund's most recent quarter-end and therefore may not be reflected on the list of the Fund's most recent quarter-end portfolio holdings disclosed on the website. These statements may only be made if such views and statements may be made to various persons, including members of the press, brokers and other financial intermediaries that sell shares of the Funds, shareholders in the applicable Fund, persons considering investing in the applicable Fund or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and other entities for which AIM or its affiliates provides or may provide investment advisory services. The nature and content of the views and statements provided to each of these persons may differ.

      Employees of AIM and its affiliates also may provide oral or written information ("portfolio commentary") about a Fund, including, but not limited to, how the Fund's investments are divided among various sectors, industries, countries, investment styles and capitalization sizes, among stocks, bonds, currencies and cash, security types, bond maturities, bond coupons and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. AIM may also provide oral or written information ("statistical information") about various financial characteristics of a Fund or its underlying portfolio securities including, but not limited to, alpha, beta, R-squared, coefficient of determination, duration, maturity, information ratio, sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover and risk and style characteristics. This portfolio commentary and statistical information about a Fund may be based on the Fund's most recent quarter-end portfolio or on some other interim period such as month-end. The portfolio commentary and statistical information may be provided to various persons, including those described in the preceding paragraph. The nature and content of the information provided to each of these persons may differ.

      Pursuant to the Holdings Disclosure Policy, the Executive Committee (the "Executive Committee") of AIM Management approves the parties to whom disclosure of non-public full portfolio holdings will be made. The Executive Committee must determine that the proposed selective disclosure will be made for legitimate business purposes of the applicable Fund and address any perceived conflicts of interest between shareholders of such Fund and AIM or its affiliates as part of granting its approval. The Executive Committee may delegate its approval responsibilities to the Internal Compliance Controls Committee of AIM Management. Pursuant to the Holdings Disclosure Policy, the Board reviews the types of situations in which AIM provides such selective disclosure and must approve of any situations involving perceived conflicts of interest between shareholders of the applicable Fund and AIM or its affiliates.

         AIM discloses non-public portfolio holdings information to the following persons in connection with the day-to-day operations and management of the Funds:

      -     Attorneys and accountants;

      -     Securities lending agents;

      -     Lenders to the funds;

      -     Rating and rankings agencies;

      -     Persons assisting in the voting of proxies;

      -     Fund custodians;

      -     Fund transfer agent(s) (in the event of a redemption in kind);

      - Pricing services, market makers, or other persons who provide systems or software support in connection with Fund operations (to determine the price of securities held by a Fund);

      -     Financial printers;

      - Brokers identified by a Fund's portfolio management team who provide execution and research services to the team; and

      - Analysts hired to perform research and analysis to the Fund's portfolio management team.

In many cases, AIM will disclose current portfolio holdings on a daily basis to these persons. In these situations, AIM has entered into a Non-disclosure Agreement. AIM will also disclose non-public portfolio holdings information in the event that such disclosure is required by applicable laws, rules or regulations, or by regulatory authorities having jurisdiction over AIM and its affiliates or the Funds.

      AIM may determine, in its sole discretion, not to disclose non-public portfolio holdings or other portfolio information to a person who would otherwise be eligible to receive such information pursuant to the Holdings Disclosure Policy.

      Additionally, when purchasing and selling securities through broker-dealers, requesting bids on securities, obtaining price quotations on securities as well as in connection with litigation involving the Funds' portfolio securities, one or more of the portfolio securities of a Fund may be disclosed. Formal Non-disclosure Agreements are not entered into in connection with these situations; however, the Funds would not continue to conduct business with a person who AIM believed was misusing the disclosed information.

      AIM and its affiliates manage products sponsored by companies other than AIM, including investment companies, offshore funds, and separate accounts. In many cases, these other products are managed in a similar fashion to certain AIM Funds and thus have similar portfolio holdings. The sponsors of these other products managed by AIM and its affiliates may disclose the portfolio holdings of their products at different times than AIM discloses portfolio holdings for the AIM Funds.

            DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

Classification

      The Trust is an open-end management investment company. Each of the Funds are "diversified" for purposes of the 1940 Act.

Investment Strategies and Risks

      The tables on the following pages identifies various securities and investment techniques used by AIM in managing the Funds. The tables have been marked to indicate those securities and investment techniques that AIM may use to manage a Fund. A Fund might not use all of these techniques at any one time. A Fund's transactions in a particular security or use of a particular technique is subject to limitations imposed by a Fund's investment objective, policies and restrictions described in that Fund's Prospectus and/or this Statement of Additional Information, as well as federal securities laws. The Funds' investment objectives, policies, strategies and practices are non-fundamental unless otherwise indicated. A more detailed description of the securities and investment techniques, as well as the risks associated with those securities and investment techniques that the Funds utilize, follows the table. The descriptions of the securities and investment techniques in this section supplement the discussion of principal investment strategies contained in each Fund's Prospectus; where a particular type of security or investment technique is not discussed in a Fund's Prospectus, that security or investment technique is not a principal investment strategy.

      The Board reserves the right to change any of these non-fundamental investment policies, strategies or practices without shareholder approval. However, shareholders will be notified before any material change in the investment policies becomes effective.

                          AIM VARIABLE INSURANCE FUNDS

                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES

                                                                                                     FIXED INCOME FUNDS AND
                                                 EQUITY FUNDS                                           MONEY MARKET FUND
                ---------------------------------------------------------------------------------- --------------------------
                                                  V.I.            V.I.
FUND            V.I.  V.I. V.I. V.I. V.I.  V.I.   DENT      V.I.  LRG  V.I. MID  V.I.  V.I.  V.I.       V.I. V.I. V.I.   V.I
SECURITY        AGG  BASIC BLUE  CAP CAP   CORE   DEMO V.I. INT'L CAP  CAP CORE  PREM  REAL  SML   V.I. DIV  GOVT HIGH  MONEY
INVESTMENT      GRW  VALUE CHIP APPR DEV  EQUITY TRNDS GRW   GRW  GRW   EQUITY  EQUITY EST   CAP   BAL  INCM SEC  YIELD  MKT
TECHNIQUE       FUND FUND  FUND FUND FUND  FUND   FUND FUND FUND  FUND   FUND    FUND  FUND EQUITY FUND FUND FUND FUND   FUND
--------------- ---- ----- ---- ---- ---- ------ ----- ---- ----- ---- -------- ------ ---- ------ ---- ---- ---- ----- -----
                                                           EQUITY INVESTMENTS

Common Stock      X    X     X    X    X    X      X     X    X     X     X        X     X     X     X    X

Preferred         X    X     X    X    X    X      X     X    X     X     X        X     X     X     X    X         X
Stock

Convertible       X    X     X    X    X    X      X     X    X     X     X        X     X     X     X    X         X
Securities

Alternative       X    X     X    X    X    X      X     X    X     X     X        X     X     X     X    X         X
Entity
Securities

                                                           FOREIGN INVESTMENTS

Foreign           X    X     X    X    X    X      X     X    X     X     X        X     X     X     X    X    X    X     X
Securities

Foreign                                                                                  X     X     X    X    X    X     X
Government
Obligations

Foreign           X    X     X    X    X    X      X     X    X     X     X        X     X     X     X    X    X    X
Exchange
Transactions

                                                   DEBT INVESTMENTS FOR EQUITY FUNDS

U.S.                                                                X              X     X     X
Government
Obligations

Mortgage-Backed                                                                          X
and
Asset-Backed
Securities

Collateralized                                                                           X
Mortgage
Obligations

Investment        X    X     X    X    X    X      X     X    X     X     X        X     X     X
Grade
Corporate Debt

Liquid Assets     X    X     X    X    X    X      X     X    X     X     X        X     X     X

Junk                                                                                     X
Bonds

                          AIM VARIABLE INSURANCE FUNDS

                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES

                                                                                                     FIXED INCOME FUNDS AND
                                                 EQUITY FUNDS                                           MONEY MARKET FUND
                ---------------------------------------------------------------------------------- --------------------------
                                                  V.I.            V.I.
FUND            V.I.  V.I. V.I. V.I. V.I.  V.I.   DENT      V.I.  LRG  V.I. MID  V.I.  V.I.  V.I.       V.I. V.I. V.I.   V.I
SECURITY        AGG  BASIC BLUE  CAP CAP   CORE   DEMO V.I. INT'L CAP  CAP CORE  PREM  REAL  SML   V.I. DIV  GOVT HIGH  MONEY
INVESTMENT      GRW  VALUE CHIP APPR DEV  EQUITY TRNDS GRW   GRW  GRW   EQUITY  EQUITY EST   CAP   BAL  INCM SEC  YIELD  MKT
TECHNIQUE       FUND FUND  FUND FUND FUND  FUND   FUND FUND FUND  FUND   FUND    FUND  FUND EQUITY FUND FUND FUND FUND   FUND
--------------- ---- ----- ---- ---- ---- ------ ----- ---- ----- ---- -------- ------ ---- ------ ---- ---- ---- ----- -----
                                         DEBT INVESTMENTS FOR FIXED INCOME FUNDS AND MONEY MARKET FUND

U.S.                                                                                                X    X    X     X     X
Government
Obligations

Rule 2a-7                                                                                           X    X    X     X     X
Requirements

Foreign Bank                                                                                        X    X          X     X
Obligations

Mortgage-Backed                                                                                     X    X    X     X
and
Asset-Backed
Securities

Collateralized                                                                                      X
Mortgage
Obligations

Bank                                                                                                X    X                X
Instruments

Commercial                                                                                          X    X          X     X
Instruments

Participation                                                                                                             X
Interests

Municipal                                                                                           X    X          X     X
Lease
Obligations

Investment                                                                                          X    X          X     X
Grade
Corporate
Debt
Obligations

Junk Bonds                                                                                               X                X

                          AIM VARIABLE INSURANCE FUNDS

                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES

                                                                                                  FIXED INCOME FUNDS AND
                                         EQUITY FUNDS                                                MONEY MARKET FUND
              ---------------------------------------------------------------------------------- --------------------------
                                               V.I.             V.I.
    FUND      V.I. V.I.  V.I. V.I. V.I.  V.I.  DENT        V.I. LRG  V.I. MID  V.I.  V.I.  V.I.       V.I. V.I. V.I.  V.I.
  SECURITY    AGG  BASIC BLUE CAP  CAP   CORE  DEMO  V.I. INT'L CAP  CAP CORE  PREM  REAL  SML   V.I.  DIV GOVT HIGH  MONEY
 INVESTMENT   GRW  VALUE CHIP APPR DEV  EQUITY TRNDS GRW   GRW  GRW   EQUITY  EQUITY EST   CAP   BAL  INCM SEC  YIELD  MKT
  TECHNIQUE   FUND FUND  FUND FUND FUND  FUND  FUND  FUND FUND  FUND   FUND    FUND  FUND EQUITY FUND FUND FUND FUND  FUND
------------- ---- ----- ---- ---- ---- ------ ----- ---- ----- ---- -------- ------ ---- ------ ---- ---- ---- ----- ----
                                                      OTHER INVESTMENTS

REITs          X     X     X   X     X    X      X     X    X     X     X        X     X     X     X    X    X    X     X

Other          X     X     X   X     X    X      X     X    X     X     X        X     X     X     X    X    X    X     X
Investment
Companies

Defaulted                                                                                                         X
Securities

Municipal
Forward
Contracts

Variable or                                                                                        X    X         X     X
Floating Rate
Instruments

Indexed
Securities

Zero-Coupon                                                                                        X    X         X
and
Pay-in-Kind
Securities

Synthetic
Municipal
Instruments

                                                    INVESTMENT TECHNIQUES

Delayed        X     X     X   X     X    X      X     X    X     X     X        X     X     X     X    X    X    X     X
Delivery
Transactions

When-Issued    X     X     X   X     X    X      X     X    X     X     X        X     X     X     X    X    X    X     X
Securities

Short Sales    X     X     X   X     X    X      X     X    X     X     X        X     X     X     X    X    X    X

Margin
Transactions

Swap           X     X     X   X     X    X      X     X    X     X     X        X     X     X     X    X
Agreements

Interfund      X     X     X   X     X    X      X     X    X     X     X        X     X     X     X    X    X    X     X
Loans

Borrowing      X     X     X   X     X    X      X     X    X     X     X        X     X     X     X    X    X    X     X

                          AIM VARIABLE INSURANCE FUNDS

                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES

                                                                                                    FIXED INCOME FUNDS AND
                                 EQUITY FUNDS                                                         MONEY MARKET FUND
------------------------------------------------------------------------------------------------- ---------------------------
                                                                       V.I.
                                                 V.I.            V.I.  MID
  FUND        V.I.  V.I. V.I.  V.I. V.I.   V.I. DENT        V.I. LRG   CAP    V.I.  V.I.    V.I.       V.I.  V.I.  V.I.  V.I.
SECURITY      AGG  BASIC BLUE  CAP  CAP   CORE  DEMO  V.I. INT'L CAP   CORE  PREM   REAL    SML   V.I. DIV  GOVT  HIGH  MONEY
INVESTMENT    GRW  VALUE CHIP APPR  DEV  EQUITY TRNDS GRW  GRW   GRW  EQUITY EQUITY  EST    CAP   BAL  INCM  SEC  YIELD  MKT
TECHNIQUE     FUND FUND  FUND FUND  FUND  FUND  FUND  FUND FUND  FUND  FUND   FUND  FUND   EQUITY FUND FUND FUND  FUND  FUND
------------  ---- ----- ---- ----  ---- ------ ----- ---- ----- ---- ------ ------ ----   ------ ---- ---- ----- ----  -----
Lending        X     X    X     X    X     X     X     X     X    X     X      X      X      X     X    X     X     X     X
Portfolio
Securities

Repurchase     X     X    X     X    X     X     X     X     X    X     X      X      X      X     X    X     X     X     X
Agreements

Reverse        X     X    X     X    X     X     X     X     X    X     X      X      X      X     X    X     X     X     X
Repurchase
Agreements

Dollar Rolls                                                                                       X    X     X

Illiquid       X     X    X     X    X     X     X     X     X    X     X      X      X      X     X    X     X     X     X
Securities

Rule 144A      X     X    X     X    X     X     X     X     X    X     X      X      X      X     X    X     X     X     X
Securities

Unseasoned     X     X    X     X    X     X     X     X     X    X     X      X      X      X     X    X     X     X
Securities

Portfolio
Transactions

Sale of
Money
Market
Securities

Standby
Commitments

                                                 DERIVATIVES

Equity-        X     X    X     X    X     X      X    X    X     X     X      X      X      X     X
Linked
Derivatives

Bundled                                                                                                 X           X
Securities

Put Options    X     X    X     X    X     X      X    X    X     X     X      X      X      X     X    X     X     X

Call Options   X     X    X     X    X     X      X    X    X     X     X      X      X      X     X    X     X     X

Straddles      X     X    X     X    X     X      X    X    X     X     X      X      X      X     X    X     X     X

Warrants       X     X    X     X    X     X      X    X    X     X     X      X      X      X     X    X           X

                          AIM VARIABLE INSURANCE FUNDS

                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES

                                                                                                    FIXED INCOME FUNDS AND
                                   EQUITY FUNDS                                                       MONEY MARKET FUND
------------------------------------------------------------------------------------------------- ---------------------------
                                                                       V.I.
                                                 V.I.            V.I.  MID
  FUND        V.I.  V.I. V.I.  V.I. V.I.   V.I. DENT        V.I. LRG   CAP    V.I.   V.I.   V.I.       V.I.  V.I.  V.I.  V.I.
SECURITY      AGG  BASIC BLUE  CAP  CAP   CORE  DEMO  V.I. INT'L CAP   CORE  PREM   REAL    SML   V.I. DIV  GOVT  HIGH  MONEY
INVESTMENT    GRW  VALUE CHIP APPR  DEV  EQUITY TRNDS GRW  GRW   GRW  EQUITY EQUITY  EST    CAP   BAL  INCM  SEC  YIELD  MKT
TECHNIQUE     FUND FUND  FUND FUND  FUND  FUND  FUND  FUND FUND  FUND  FUND   FUND  FUND   EQUITY FUND FUND FUND  FUND  FUND
------------  ---- ----- ---- ----- ---- ------ ----- ---- ----- ---- ------ ------ -----  ------ ---- ---- ----- ----- -----
Futures        X     X    X     X    X     X      X    X    X     X     X      X      X      X     X    X     X     X
Contracts
and
Options
on
Futures
Contracts

Forward        X     X    X     X    X     X      X    X    X     X     X      X      X      X     X    X           X
Currency
Contracts

Cover          X     X    X     X    X     X      X    X    X     X     X      X      X      X     X    X     X     X

                                    ADDITIONAL SECURITIES OR INVESTMENT TECHNIQUES

Special                         X
Situations

Taxable                                                                                                             X     X
Municipal
Securities

Equity Investments

      COMMON STOCK. Common stock is issued by companies principally to raise cash for business purposes and represents a residual interest in the issuing company. A Fund participates in the success or failure of any company in which it holds stock. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

      PREFERRED STOCK. Preferred stock, unlike common stock, often offers a stated dividend rate payable from a corporation's earnings. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. In some cases an issuer may offer auction rate preferred stock, which means that the interest to be paid is set by auction and will often be reset at stated intervals. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

      CONVERTIBLE SECURITIES. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into a prescribed amount of common stock or other equity securities at a specified price and time. The holder of convertible securities is entitled to receive interest paid or accrued on debt, or dividends paid or accrued on preferred stock, until the security matures or is converted.

      The value of a convertible security depends on interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. Convertible securities may be illiquid, and may be required to convert at a time and at a price that is unfavorable to the Fund. AIM V.I. Blue Chip Fund does not intend to invest more than 10% of its total assets in convertible securities.

      ALTERNATIVE ENTITY SECURITIES. Companies that are formed as limited partnerships, limited liability companies, business trusts or other non-corporate entities may issue equity securities that are similar to common or preferred stock of corporations.

Foreign Investments

      FOREIGN SECURITIES. Foreign securities are equity or debt securities issued by entities outside the United States. The term "foreign securities" includes securities in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), or other securities representing underlying securities of foreign issuers. Depositary Receipts are typically issued by a bank or trust company and evidence ownership of underlying securities issued by foreign corporations.

      Each Fund may invest in foreign securities as described in the Prospectus. Investments by a Fund in foreign securities, whether denominated in U.S. dollars or foreign currencies, may entail all of the risks set forth below. Investments by a Fund in ADRs, EDRs or similar securities also may entail some or all of the risks described below.

      Currency Risk. The value of the Funds' foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.

      Political and Economic Risk. The economies of many of the countries in which the Funds may invest may not be as developed as the United States' economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Funds' investments.

      Regulatory Risk. Foreign companies are not registered with the Securities and Exchange Commission ("SEC") and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, corporate governance practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Funds may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Funds' shareholders.

      Market Risk. The securities markets in many of the countries in which the Funds invest will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.

      On January 1, 1999, certain members of the European Economic and Monetary Union ("EMU"), established a common European currency known as the "euro" and each member's local currency became a denomination of the euro. Each participating country (currently, Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain) has replaced its local currency with the euro effective July 1, 2002.

      Risks of Developing Countries. Each Fund (excluding AIM V.I. Money Market
Fund) may invest up to 5%, except that AIM V.I. Dent Demographic Trends Fund may invest up to 10% and AIM V.I. International Growth Fund may invest up to 20%, of their respective total assets in securities of companies located in developing countries. Developing countries are those countries which are not included in the MSCI World Index. The Funds consider various factors when determining whether a company is in a developing country, including whether (1) it is organized under the laws of a developing country; (2) it has a principal office in a developing country; (3) it derives 50% or more of its total revenues from business in a developing country; or (4) its securities are traded principally on a stock exchange, or in an over-the-counter market, in a developing country. Investments in developing countries present risks greater than, and in addition to, those presented by investments in foreign issuers in general. A number of developing countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Many of the developing securities markets are relatively small, are less diverse, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on the Fund's investments.

      FOREIGN GOVERNMENT OBLIGATIONS. Debt securities issued by foreign governments are often, but not always, supported by the full faith and credit of the foreign governments, or their subdivisions, agencies or instrumentalities, that issue them. These securities involve the risks discussed above with respect to foreign securities. Additionally, the issuer of the debt or the governmental authorities that control repayment of the debt may be unwilling or unable to pay interest or repay principal when due. Political or economic changes or the balance of trade may affect a country's willingness or ability to service its debt obligations. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt obligations, especially debt obligations issued by the governments of developing countries. Foreign government obligations of developing countries, and some structures of emerging market debt securities, both of which are generally below investment grade, are sometimes referred to as "Brady Bonds".

      FOREIGN EXCHANGE TRANSACTIONS. Foreign exchange transactions include direct purchases of futures contracts with respect to foreign currency, and contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) at a price set at the time of the contract. Such contractual commitments may be forward contracts entered into directly with another party or exchange traded futures contracts.

      Each Fund (except AIM V.I. Money Market Fund) has authority to deal in foreign exchange between currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rates between those currencies. A Fund may commit the same percentage of its assets to foreign exchange hedges as it can invest in foreign securities.

      The Funds may utilize either specific transactions ("transaction hedging") or portfolio positions ("position hedging") to hedge foreign currency exposure through foreign exchange transactions. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of a Fund accruing in connection with the purchase or sale of its portfolio securities, the sale and redemption of shares of the Fund, or the payment of dividends and distributions by the Fund. Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions (or underlying portfolio security positions, such as in an ADR) denominated or quoted in a foreign currency. Additionally, foreign exchange transactions may involve some of the risks of investments in foreign securities.

Debt Investments for Equity Funds


      U.S. GOVERNMENT OBLIGATIONS. See "Debt Investments for Fixed Income Funds and Money Market Fund - U.S. Government Obligations."



      MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. See "Debt Investments for Fixed Income Funds and Money Market Fund - Mortgage Backed and Asset-Backed Securities".



      COLLATERALIZED MORTGAGE OBLIGATIONS. See "Debt Investments for Fixed Income Funds and Money Market Fund - Collateralized Mortgage Obligations."


      INVESTMENT GRADE CORPORATE DEBT OBLIGATIONS. Each Fund may invest in U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks, U.S. dollar-denominated obligations of foreign issuers and debt obligations of foreign issuers denominated in foreign currencies. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes. In choosing corporate debt securities on behalf of a Fund, its investment adviser may consider (i) general economic and financial conditions; (ii) the specific issuer's (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets, and (f) in the case of foreign issuers, unique political, economic or social conditions applicable to such issuer's country; and, (iii) other considerations deemed appropriate.

      LIQUID ASSETS. Cash equivalents include money market instruments (such as certificates of deposit, time deposits, banker's acceptances from U.S. or foreign banks, and repurchase agreements), shares of affiliated money market funds or high-quality debt obligations (such as U.S. Government obligations, commercial paper, master notes and other short-term corporate instruments and municipal obligations).

      JUNK BONDS. Junk bonds are lower-rated or non-rated debt securities. Junk bonds are considered speculative with respect to their capacity to pay interest and repay principal in accordance with the terms of the obligation. While generally providing greater income and opportunity for gain, non-investment grade debt securities are subject to greater risks than higher-rated securities.

      Companies that issue junk bonds are often highly leveraged, and may not have more traditional methods of financing available to them. During an economic downturn or recession, highly leveraged issuers of high yield securities may experience financial stress, and may not have sufficient revenues to meet their interest payment obligations. Economic downturns tend to disrupt the market for junk bonds, lowering their values, and increasing their price volatility. The risk of issuer default is higher with respect to junk bonds because such issues are generally unsecured and are often subordinated to other creditors of the issuer.

      The credit rating of a junk bond does not necessarily address its market value risk, and ratings may from time to time change to reflect developments regarding the issuer's financial condition. The lower the rating of a junk bond, the more speculative its characteristics.

      To the extent that a Fund has the ability to invest in junk bonds, a Fund may have difficulty selling certain junk bonds because they may have a thin trading market. The lack of a liquid secondary market may have an adverse effect on the market price and each Fund's ability to dispose of particular issues and may also make it more difficult for each Fund to obtain accurate market quotations of valuing these assets. In the event a Fund experiences an unexpected level of net redemptions, the Fund could be forced to sell its junk bonds at an unfavorable price. Prices of junk bonds have been found to be less sensitive to fluctuations in interest rates, and more sensitive to adverse economic changes and individual corporate developments than those of higher-rated debt securities.

      Descriptions of debt securities ratings are found in Appendix A.

Debt Investments for Fixed Income Funds and Money Market Fund


      U.S. GOVERNMENT OBLIGATIONS. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their "face value," and may exhibit greater price volatility than interest-bearing securities since investors receive no payment until maturity. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, though issued by an instrumentality chartered by the U.S. Government, like the Federal Farm Credit Bureau ("FFCB"), are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case if the issuer were to default, the Funds holding securities of such issuer might not be able to recover their investments from the U.S. Government.


      RULE 2A-7 REQUIREMENTS. Money market instruments in which the Fund will invest will be "Eligible Securities" as defined in Rule 2a-7 under the 1940 Act, as such Rule may be amended from time to time. An Eligible Security is generally a rated security with a remaining maturity of 397 calendar days or less that has been rated by the Requisite NRSROs (as defined below) in one of the two highest short-term rating categories, or a security issued by an issuer that has received a rating by the Requisite NRSROs in one of the two highest short-term rating categories with respect to a class of debt obligations

(or any debt obligation within that class). Eligible Securities may also include unrated securities determined by AIM (under the supervision of and pursuant to guidelines established by the Board) to be of comparable quality to such rated securities. If an unrated security is subject to a guarantee, to be an Eligible Security, the guarantee generally must have received a rating from an NRSRO in one of the two highest short-term rating categories or be issued by a guarantor that has received a rating from an NRSRO in one of the two highest short-term rating categories with respect to a class of debt obligations (or any debt obligation within that class). The term "Requisite NRSRO" means (a) any two nationally recognized statistical rating organizations (NRSROs) that have issued a rating with respect to a security or class of debt obligations of an issuer, or (b) if only one NRSRO has issued a rating with respect to such security or issuer at the time a Fund acquires the security, that NRSRO.

      AIM V.I. Money Market Fund will attempt to maintain a constant net asset value per share of $1.00 and, to this end, values its assets by the amortized cost method and rounds the per share net asset value of its shares in compliance with applicable rules and regulations. Accordingly, the Fund invests only in securities having remaining maturities of 397 days or less and maintains a dollar weighted average portfolio maturity of 90 days or less. The maturity of a security held by the Fund is determined in compliance with applicable rules and regulations. Certain securities bearing interest at rates that are adjusted prior to the stated maturity of the instrument or that are subject to redemption or repurchase agreements are deemed to have maturities shorter than their stated maturities.

      FOREIGN BANK OBLIGATIONS. To the extent that a Fund has the ability to invest in foreign Bank Obligations, the Fund may invest in Eurodollar obligations (i.e., U.S. dollar-denominated obligations issued by a foreign branch of a domestic bank), Yankee dollar obligations (i.e., U.S. dollar-denominated obligations issued by a domestic branch of a foreign bank) and obligations of foreign branches of foreign banks. AIM V.I. Money Market Fund will limit its aggregate investments in foreign bank obligations, including Eurodollar obligations and Yankee dollar obligations, to 50% of its total assets at the time of purchase, provided that there is no limitation upon the Fund's investments in (a) Eurodollar obligations, if the domestic parent of the foreign branch issuing the obligation is unconditionally liable in the event that the foreign branch for any reason fails to pay on the Eurodollar obligation; and (b) Yankee dollar obligations, if the U.S. branch of the foreign bank is subject to the same regulation as U.S. banks. Eurodollar, Yankee dollar and other foreign bank obligations include time deposits, which are non-negotiable deposits maintained in a bank for a specified period of time at a stated interest rate. For a discussion of the risks pertaining to investments in foreign securities, see "Risk Factors" in this Statement of Additional Information.

      MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. Mortgage-backed securities are mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or issued by nongovernment entities. Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various government agencies such as GNMA and government-related organizations such as FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"), as well as by nongovernment issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.

      There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest. That guarantee is backed by the full faith and credit of the U.S. Treasury. GNMA is a corporation wholly owned by the U.S. Government within the Department of Housing and Urban Development. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") and are guaranteed as to payment of principal and interest by FNMA itself and backed by a line of credit with the U.S. Treasury. FNMA is a government-sponsored entity wholly owned by public stockholders. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs") guaranteed as to payment of principal and interest by FHLMC itself and backed by a line of credit with the U.S. Treasury. FHLMC is a government-sponsored entity wholly owned by public stockholders.

      Other asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. Regular payments received in respect of such securities include both interest and principal. Asset-backed securities typically have no U.S. Government backing. Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

      If a Fund purchases a mortgage-backed or other asset-backed security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-backed or other asset-backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages and loans underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-backed or other asset-backed security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return.

      COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs"). AIM V.I. Balanced Fund and AIM V.I. Real Estate Fund may invest in CMOs. The Funds can also invest in mortgage-backed bonds and asset-backed securities. A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

      CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

      In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

      CMOs that are issued or guaranteed by the U.S. government or by any of its agencies or instrumentalities will be considered U.S. government securities by the Funds, while other CMOs, even if collateralized by U.S. government securities, will have the same status as other privately issued securities for purposes of applying a Fund's diversification tests.

      FHLMC CMOs. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC Participation Certificates, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

      If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

      Risks of Mortgage-Related Securities. Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

      Market risk reflects the risk that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

      Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult.

      BANK INSTRUMENTS. Each Fund may invest in certificates of deposits, time deposits, and bankers' acceptances from U.S. or foreign banks. A bankers' acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank. A certificate of deposit is a negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds, and normally can be traded in the secondary market prior to maturity. A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.

      COMMERCIAL INSTRUMENTS. Each Fund may invest in commercial instruments, including commercial paper, master notes and other short-term corporate instruments, that are denominated in U.S. dollars. Commercial paper consists of short-term promissory notes issued by corporations. Commercial paper may be traded in the secondary market after its issuance. Master notes are demand notes that permit the investment of fluctuating amounts of money at varying rates of interest pursuant to arrangements with issuers who meet the quality criteria of the Fund. The interest rate on a master note may fluctuate based upon changes in specified interest rates or be reset periodically according to a prescribed formula or may be a set rate. Although there is no secondary market in master demand notes, if such notes have a demand feature, the payee may demand payment of the principal amount of the note upon relatively short notice. Variable rate master demand notes are unsecured demand notes that permit investment of fluctuating amounts of money at variable rates of interest pursuant to arrangements with issuers who meet the applicable quality criteria. The interest rate on a variable rate master demand note is periodically redetermined according to a prescribed formula. All variable rate master demand notes acquired by AIM V.I. Money Market Fund will be payable within a prescribed notice period not to exceed seven days.

      PARTICIPATION INTERESTS. AIM V.I. Money Market Fund may purchase participations in corporate loans. Participation interests generally will be acquired from a commercial bank or other financial institution (a "Lender") or from other holders of a participation interest (a "Participant"). The purchase of a participation interest either from a Lender or a Participant will not result in any direct contractual relationship with the borrowing company (the "Borrower"). Instead, the Fund will be required to rely on the Lender or the Participant that sold the participation interest both for the enforcement of the Fund's rights against the Borrower and for the receipt and processing of payments due to the Fund under the loans. The Fund is thus subject to the credit risk of both the Borrower and a Participant. Participation interests are generally subject to restrictions on resale. The Fund considers participation interests to be illiquid and therefore subject to the Fund's percentage limitation for investments in illiquid securities.

      MUNICIPAL LEASE OBLIGATIONS. Municipal lease obligations may take the form of a lease, an installment purchase or a conditional sales contract. Municipal lease obligations are issued by state and local governments and authorities to acquire land, equipment and facilities such as state and municipal vehicles, telecommunications and computer equipment, and other capital assets. Interest payments on qualifying municipal leases for exempt from federal income taxes. Consistent with its investment objective, a Fund may purchase these obligations directly, or they may purchase participation interests in such obligations. Municipal leases are generally subject to greater risks than general obligation or revenue bonds. State laws set forth requirements that states or municipalities must meet in order to issue municipal obligations, and such obligations may contain a covenant by the issuer to budget for, appropriate, and make payments due under the obligation. However, certain municipal lease obligations may contain "non-appropriation" clauses which provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Accordingly, such obligations are subject to "non-appropriation" risk. While municipal leases are secured by the underlying capital asset, it may be difficult to dispose of such assets in the event of non-appropriation or other default. All direct investments by the Fund in municipal lease obligations shall be deemed illiquid and shall be valued according to the Fund's Procedures for Valuing Securities current at the time of such valuation.


      INVESTMENT GRADE CORPORATE DEBT OBLIGATIONS. See "Debt Investments for Equity Funds - Investment Grade Corporate Debt."



      JUNK BONDS. See "Debt Investments for Equity Funds - Junk Bonds."


Other Investments

      REAL ESTATE INVESTMENT TRUSTS ("REITS"). REITs are trusts that sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the southeastern United States, or both.

      To the extent consistent with its investment objective, each Fund (except AIM V.I. Real Estate Fund) may invest up to 15% of its total assets in equity and/or debt securities issued by REITs. AIM V.I. Real Estate Fund may invest all of its total assets in equity and/or debt securities issued by REITs.

      To the extent that a Fund has the ability to invest in REITs, the Fund could conceivably own real estate directly as a result of a default on the securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

      In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by a Fund. By investing in REITs indirectly through a Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

      OTHER INVESTMENT COMPANIES. With respect to a Fund's purchase of shares of another investment company, including Affiliated Money Market Funds (defined below), the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company. The Funds have obtained an exemptive order from the SEC allowing them to invest in money market funds that have AIM or an affiliate of AIM as an investment advisor (the "Affiliated Money Market Funds"), provided that investments in Affiliated Money Market Funds do not exceed 25% of the total assets of the investing Fund.

      The following restrictions apply to investments in other investment companies other than Affiliated Money Market Funds: (i) a Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) a Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) a Fund may not invest more than 10% of its total assets in securities issued by other investment companies other than Affiliated Money Market Funds.

      DEFAULTED SECURITIES. AIM V.I. High Yield Fund may invest in defaulted securities. In order to enforce its rights in defaulted securities, the Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on the defaulted securities. This could increase a Fund's operating expenses and adversely affect its net asset value. Any investments by a Fund in defaulted securities will also be considered illiquid securities subject to the limitations described herein, unless AIM determines that such defaulted securities are liquid under guidelines adopted by the Board.

      VARIABLE OR FLOATING RATE INSTRUMENTS. The Funds may invest in Municipal Securities which have variable or floating interest rates which are readjusted on set dates (such as the last day of the month or calendar quarter) in the case of variable rates or whenever a specified interest rate change occurs in the case of a floating rate instrument. Variable or floating interest rates generally reduce changes in the market price of Municipal Securities from their original purchase price because, upon readjustment, such rates approximate market rates. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable or floating rate Municipal Securities than for fixed rate obligations. Many Municipal Securities with variable or floating interest rates purchased by a Fund are subject to payment of principal and accrued interest (usually within seven days) on the Fund's demand. The terms of such demand instruments require payment of principal and accrued interest by the issuer, a guarantor, and/or a liquidity provider. All variable or floating rate instruments will meet the applicable quality standards of a Fund. AIM will monitor the pricing, quality and liquidity of the variable or floating rate Municipal Securities held by the Funds.

      To the extent a Fund has the ability to invest in Variable or Floating Rate Instruments, the Fund may invest in inverse floating rate obligations or residual interest bonds, or other obligations or certificates related to such securities which have similar features. These types of obligations generally have floating or variable interest rates that move in the opposite direction of short-term interest rates, and generally increase or decrease in value in response to changes in short-term interest rates at a rate which is a multiple (typically two) of the rate at which long-term fixed rate tax-exempt securities increase or decrease in response to such changes. As a result, such obligations have the effect of providing investment leverage and may be more volatile than long-term fixed rate tax-exempt securities.

      ZERO-COUPON AND PAY-IN-KIND SECURITIES. To the extent consistent with its investment objective, each Fund may invest in zero-coupon or pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because zero-coupon and pay-in-kind securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal tax law requires the holders of zero-coupon and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accrued during that year. In order to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code") and to avoid certain excise taxes, the Fund may be required to distribute a portion of such discount and income, and may be required to dispose of other portfolio securities, which could occur during periods of adverse market prices, in order to generate sufficient cash to meet these distribution requirements.

Investment Techniques

      DELAYED DELIVERY TRANSACTIONS. Delayed delivery transactions involve commitments by a Fund to dealers or issuers to acquire or sell securities at a specified future date beyond the customary settlement for such securities. These commitments may fix the payment price and interest rate to be received or paid on the investment. A Fund may purchase securities on a delayed delivery basis to the extent it can anticipate having available cash on settlement date. Delayed delivery transactions will not be used as a speculative or leverage technique.

      Investment in securities on a delayed delivery basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor a delayed delivery commitment. Until the settlement date, a Fund will segregate liquid assets of a dollar value sufficient at all times to make payment for the delayed delivery transactions. Such segregated liquid assets will be marked-to-market daily, and the amount segregated will be increased if necessary to maintain adequate coverage of the delayed delivery commitments. No additional delayed delivery agreements or when-issued commitments (as described below) will be made by a Fund if, as a result, more than 25% of the Fund's total assets would become so committed.

      The delayed delivery securities, which will not begin to accrue interest or dividends until the settlement date, will be recorded as an asset of a Fund and will be subject to the risk of market fluctuation. The purchase price of the delayed delivery securities is a liability of a Fund until settlement. Absent extraordinary circumstances, a Fund will not sell or otherwise transfer the delayed delivery basis securities prior to settlement.

      AIM V.I. Government Securities Fund may enter into buy/sell back transactions (a form of delayed delivery agreement). In a buy/sell back transaction, the Fund enters a trade to sell securities at one price and simultaneously enters a trade to buy the same securities at another price for settlement at a future date.

      WHEN-ISSUED SECURITIES. Purchasing securities on a "when-issued" basis means that the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued. The payment obligation and, if applicable, the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. A Fund will only make commitments to purchase such securities with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.

      Securities purchased on a when-issued basis and the securities held in a Fund's portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and, if applicable, changes in the level of interest rates. Therefore, if a Fund is to remain substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund's assets will fluctuate to a greater degree. Furthermore, when the time comes for the Fund to meet its obligations under when-issued commitments, the Fund will do so by using then available cash flow, by sale of the segregated liquid assets, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation).

      Investment in securities on a when-issued basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor a when-issued commitment. A Fund will employ techniques designed to reduce such risks. If a Fund purchases a when-issued security, the Fund will segregate liquid assets in an amount equal to the when-issued commitment. If the market value of such segregated assets declines, additional liquid assets will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Fund's when-issued commitments. No additional delayed delivery agreements (as described above) or when-issued commitments will be made by a Fund if, as a result, more than 25% of the Fund's total assets would become so committed.

      SHORT SALES. In a short sale, a Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. A Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund will make a short sale, as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security, or when the Fund does not want to sell the security it owns, because it wishes to defer recognition of gain or loss for federal income tax purposes. In such case, any future losses in a Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium. In determining the number of shares to be sold short against a Fund's position in a convertible security, the anticipated fluctuation in the conversion premium is considered. A Fund may also make short sales to generate additional income from the investment of the cash proceeds of short sales.

      A Fund will only make short sales "against the box," meaning that at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and in an amount to, the securities sold short. To secure its obligation to deliver the securities sold short, a Fund will segregate with its custodian an equal amount to the securities sold short or securities convertible into or exchangeable for such securities. A Fund may pledge no more than 10% of its total assets as collateral for short sales against the box.

      MARGIN TRANSACTIONS. None of the Funds will purchase any security on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by a Fund of initial or variation margin in connection with futures or related options transactions will not be considered the purchase of a security on margin.

      SWAP AGREEMENTS. To the extent that a Fund has the ability to enter into Swap Agreements, a Fund has the ability to enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

      The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). Obligations under a swap agreement will be accrued daily (offset against amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating liquid assets, to avoid any potential leveraging of the Fund. A Fund will not enter into a swap agreement with any single party if the net amount owned to or to be received under existing contracts with that party would exceed 5% of the Fund's total assets. For a discussion of the tax considerations relating to swap agreements, see "Dividends, Distributions and Tax Matters - Swap Agreements."

      INTERFUND LOANS. Each Fund may lend uninvested cash up to 15% of its net assets to other funds advised by AIM (the "AIM Funds") and each Fund may borrow from other AIM Funds to the extent permitted under such Fund's investment restrictions. During temporary or emergency periods, the percentage of a Fund's net assets that may be loaned to other AIM Funds may be increased as permitted by the SEC. If any interfund borrowings are outstanding, a Fund cannot make any additional investments. If a Fund has borrowed from other AIM Funds and has aggregate borrowings from all sources that exceed 10% of such Fund's total assets, such Fund will secure all of its loans from other AIM Funds. The ability of a Fund to lend its securities to other AIM Funds is subject to certain other terms and conditions.

      BORROWING. Each Fund may borrow money to a limited extent for temporary or emergency purposes. If there are unusually heavy redemptions because of changes in interest rates or for any other reason, a Fund may have to sell a portion of its investment portfolio at a time when it may be disadvantageous to do so. Selling fund securities under these circumstances may result in a lower net asset value per share or decreased dividend income, or both. The Trust believes that, in the event of abnormally heavy redemption requests, a Fund's borrowing ability would help to mitigate any such effects and could make the forced sale of their portfolio securities less likely.

      LENDING PORTFOLIO SECURITIES. Each Fund may lend its portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash, letters of credit, or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Each Fund may lend portfolio securities to the extent of one-third of its total assets.

      The Fund would continue to receive the income on loaned securities and would, at the same time, earn interest on the loan collateral or on the investment of any cash collateral. A Fund will not have the right to vote securities while they are being lent, but it can call a loan in anticipation of an important vote. Any cash collateral pursuant to these loans would be invested in short-term money market instruments or Affiliated Money Market Funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned increases and the collateral is not increased accordingly or in the event of default by the borrower. The Fund could also experience delays and costs in gaining access to the collateral.

      REPURCHASE AGREEMENTS. Repurchase agreements are agreements under which a Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which is higher than the purchase price), thereby determining the yield during a Fund's holding period. A Fund may, however, enter into a "continuing contract" or "open" repurchase agreement under which the seller is under a continuing obligation to repurchase the underlying obligation from the Fund on demand and the effective interest rate is negotiated on a daily basis. Each of the Funds may engage in repurchase agreement transactions involving the types of securities in which it is permitted to invest.

      If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income. The securities underlying a repurchase agreement will be marked-to-market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon.

      The Funds may invest their cash balances in joint accounts with other AIM Funds for the purpose of investing in repurchase agreements with maturities not to exceed 60 days, and in certain other money market instruments with remaining maturities not to exceed 90 days. Repurchase agreements are considered loans by a Fund under the 1940 Act.

      REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are agreements that involve the sale of securities held by a Fund to financial institutions such as banks and broker-dealers, with an agreement that the Fund will repurchase the securities at an agreed upon price and date. A Fund may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements; or
(iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. At the time it enters into a reverse repurchase agreement, a Fund will segregate liquid assets having a dollar value equal to the repurchase price, and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of securities to be purchased by the Fund may decline below the price at which it is obligated to repurchase the securities, or that the other party may default on its obligation, so that the Fund is delayed or prevented from completing the transaction. Reverse repurchase agreements are considered borrowings by a Fund under the 1940 Act.

      DOLLAR ROLLS. A dollar roll involves the sale by a Fund of a mortgage security to a financial institution such as a broker-dealer or a bank, with an agreement to repurchase a substantially similar (i.e., same type, coupon and maturity) security at an agreed upon price and date. The mortgage securities that are repurchased will bear the same interest rate as those sold, but will generally be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the sold security.


      Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. At the time the Fund enters into a dollar roll, it will segregate liquid assets having a dollar value equal to the repurchase price, and will monitor the account to ensure that such equivalent value is maintained. The Fund typically enters into dollar roll transactions on mortgage securities to enhance the Fund's return either on an income or total return basis or to manage prepayment risk. Dollar rolls are considered borrowings by a Fund under the 1940 Act.


      ILLIQUID SECURITIES. Illiquid securities are securities that cannot be disposed of within seven days in the normal course of business at the price at which they are valued. Illiquid securities may include securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "1933 Act"). Restricted securities may, in certain circumstances, be resold pursuant to Rule 144A under the 1933 Act, and thus may or may not constitute illiquid securities.

      Each Fund, except AIM V.I. Money Market Fund, may invest up to 15% of its net assets in securities that are illiquid. AIM V.I. Money Market Fund may invest up to 10% of its net assets in securities that are illiquid. Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent a Fund from disposing of them promptly at reasonable prices. A Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations.

      RULE 144A SECURITIES. Rule 144A securities are securities which, while privately placed, are eligible for purchase and resale pursuant to Rule 144A under the 1933 Act. This Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. AIM, under the supervision of the Board, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Funds' restriction on investment in illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination AIM will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, AIM could consider the (i) frequency of trades and quotes; (ii) number of dealers and potential purchasers; (iii) dealer undertakings to make a market; and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). AIM will also monitor the liquidity of Rule 144A securities and, if as a result of changed conditions, AIM determines that a Rule 144A security is no longer liquid, AIM will review a Fund's holdings of illiquid securities to determine what, if any, action is required to assure that such Fund complies with its restriction on investment in illiquid securities. Investing in Rule 144A securities could increase the amount of each Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

      UNSEASONED ISSUERS. Investments in the equity securities of companies having less than three years' continuous operations (including operations of any predecessor) involve more risk than investments in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

Derivatives

      To the extent a Fund has the ability to invest in Derivatives, the Fund may invest in forward currency contracts, futures contracts, options on securities, options on indices, options on currencies, and options on futures contracts to attempt to hedge against the overall level of investment and currency risk normally associated with the Fund's investments. The Fund may also invest in equity-linked derivative products designed to replicate the composition and performance of particular indices. AIM V.I. Diversified Income Fund and AIM V. I. High Yield Fund may also invest in fixed-rate certificates ("TRAINS") that represent fractional undivided interests in the assets of a Targeted Return Index Securities Trust. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).

      EQUITY-LINKED DERIVATIVES. Equity-Linked Derivatives are interests in a securities portfolio designed to replicate the composition and performance of a particular securities index. Equity-Linked Derivatives are exchange traded. The performance results of Equity-Linked Derivatives will not replicate exactly the performance of the pertinent index due to transaction and other expenses, including fees to service providers, borne by the Equity-Linked Derivatives. Examples of such products include S&P Depositary Receipts ("SPDRs"), World Equity Benchmark Series ("WEBs"), NASDAQ 100 tracking shares ("QQQs"), Dow Jones Industrial Average Instruments ("DIAMONDS") and Optimised Portfolios As Listed Securities ("OPALS"). Investments in Equity-Linked Derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the Equity-Linked Derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in Equity-Linked Derivatives may constitute investments in other investment companies, and therefore, a Fund may be subject to the same investment restrictions with Equity-Linked Derivatives as with other investment companies. See "Other Investment Companies."

      BUNDLED SECURITIES. In lieu of investing directly in securities appropriate for AIM V.I. Diversified Income Fund and AIM V.I. High Yield Fund, the Funds may from time to time invest in trust certificates (such as TRAINS) or similar instruments representing a fractional undivided interest in an underlying pool of such appropriate securities. The Funds will be permitted at any time to exchange such certificates for the underlying securities evidenced by such certificates. To that extent, such certificates are generally subject to the same risks as the underlying securities. The Funds will examine the characteristics of the underlying securities for compliance with most investment criteria but will determine liquidity with reference to the certificates themselves. To the extent that such certificates involve interest rate swaps or other derivative devices, a Fund may invest in such certificates if the Fund is permitted to engage in interest rate swaps or other such derivative devices.

      PUT AND CALL OPTIONS. A call option gives the purchaser the right to buy the underlying security, futures contract or foreign currency at the stated exercise price at any time prior to the expiration of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, futures contract or foreign currency, as the case may be at the time of exercise. If the purchaser exercises the call option, the writer of a call option is obligated to sell the underlying security, futures contract or foreign currency. A put option gives the purchaser the right to sell the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration date of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, futures contract or foreign currency, as the case may be at the time of exercise. If the purchaser exercises the put option, the writer of a put option is obligated to buy the underlying security, contract or foreign currency. The premium paid to the writer is consideration for undertaking the obligations under the option contract. Until an option expires or is offset, the option is said to be "open." When an option expires or is offset, the option is said to be "closed."

      A Fund will not write (sell) options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Fund's total assets. A Fund will not purchase options if, at the time of the investment, the aggregate premiums paid for the options will exceed 5% of the Fund's total assets.

      Pursuant to federal securities rules and regulations, a Fund's use of options may require that Fund to set aside assets to reduce the risks associated with using those options. This process is described in more detail below in the section "Cover."

      Writing Options. Each Fund may write put and call options in an attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying security, futures contract, or foreign currency alone. A Fund may only write a call option on a security if it owns an equal amount of such security or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to the securities subject to the call option. In return for the premium received for writing a call option, the Fund foregoes the opportunity for profit from a price increase in the underlying security, futures contract, or foreign currency above the exercise price so long as the option remains open, but retains the risk of loss should the price of the underling security, futures contract, or foreign currency decline.

      A Fund may write a put option without owning the underlying security if it covers the option as described below in the section "Cover." A Fund may only write a put option on a security as part of an investment strategy, and not for speculative purposes. In return for the premium received for writing a put option, the Fund assumes the risk that the price of the underlying security, futures contract, or foreign currency will decline below the exercise price, in which case the put would be exercised and the Fund would suffer a loss.

      If a call option that a Fund has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security, contract or currency during the option period. If the call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security, contract or currency, which will be increased or offset to the extent of the premium received. A Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the lowest price it is willing to receive for the underlying security, contract or currency. The obligation imposed upon the writer of an option is terminated upon the expiration of the option, or such earlier time at which a Fund effects a closing purchase transaction by purchasing an option (put or call as the case may be) identical to that previously sold.

      Writing call options can serve as a limited hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security, futures contract or currency from being called or to permit the sale of the underlying security, contract or currency. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security, futures contract or currency with either a different exercise price or expiration date, or both.

      Purchasing Options. Each Fund may purchase a call option for the purpose of acquiring the underlying security, futures contract or currency for its portfolio. The Fund is not required to own the underlying security in order to purchase a call option, and may only cover this transaction with cash, liquid assets and/or short-term debt securities. Utilized in this fashion, the purchase of call options would enable a Fund to acquire the security, futures contract or currency at the exercise price of the call option plus the premium paid. So long as it holds such a call option, rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security, futures contract or currency. If the market price does not exceed the exercise price, the Fund could purchase the security on the open market and could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. Each of the Funds may also purchase call options on underlying securities, futures contracts or currencies against which it has written other call options. For example, where a Fund has written a call option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a call option with a different exercise strike and/or expiration date that would eliminate some or all of the risk associated with the written call. Used in combinations, these strategies are commonly referred to as "call spreads."

      A Fund may only purchase a put option on an underlying security, futures contract or currency ("protective put") owned by the Fund in order to protect against an anticipated decline in the value of the security, futures contract or currency. Such hedge protection is provided only during the life of the put option. The premium paid for the put option and any transaction costs would reduce any profit realized when the security, futures contract or currency is delivered upon the exercise of the put option. Conversely, if the underlying security, futures contract or currency does not decline in value, the option may expire worthless and the premium paid for the protective put would be lost. A Fund may also purchase put options on underlying securities, futures contracts or currencies against which it has written other put options. For example, where a Fund has written a put option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a put option with a different exercise price and/or expiration date that would eliminate some or all of the risk associated with the written put. Used in combinations, these strategies are commonly referred to as "put spreads." Likewise, a Fund may write call options on underlying securities, futures contracts or currencies against which it has purchased protective put options. This strategy is commonly referred to as a "collar."

      Over-The-Counter Options. Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. A Fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time. Because purchased OTC options in certain cases may be difficult to dispose of in a timely manner, the Fund may be required to treat some or all of these options (i.e., the market value) as illiquid securities. Although a Fund will enter into OTC options only with dealers that are expected to be capable of entering into closing transactions with it, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the dealer, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

      Index Options. Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call or put times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference.

      The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index.

      Pursuant to federal securities rules and regulations, if a Fund writes index options it may be required to set aside assets to reduce the risks associated with writing those options. This process is described in more detail below in the section "Cover."

      STRADDLES. Each Fund, for hedging purposes, may write straddles (combinations of put and call options on the same underlying security) to adjust the risk and return characteristics of the Fund's overall position. A possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

      WARRANTS. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

      FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Futures Contract is a two party agreement to buy or sell a specified amount of a specified security or currency (or delivery of a cash settlement price, in the case of an index future) for a specified price at a designated date, time and place (collectively, "Futures Contracts"). A stock index Futures Contract provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contract and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times when a Futures Contract is outstanding.

      A Fund will enter into Futures Contracts for hedging purposes only; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or Futures Contracts will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase. A Fund's hedging may include sales of Futures Contracts as an offset against the effect of expected increases in interest rates, and decreases in currency exchange rates and stock prices, and purchases of Futures Contracts as an offset against the effect of expected declines in interest rates, and increases in currency exchange rates or stock prices.

      The Funds currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

      The Funds will only enter into Futures Contracts that are traded (either domestically or internationally) on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act and by the Commodity Futures Trading Commission ("CFTC"). Foreign futures exchanges and trading thereon are not regulated by the CFTC and are not subject to the same regulatory controls. For a further discussion of the risks associated with investments in foreign securities, see "Foreign Investments" in this Statement of Additional Information.

      Closing out an open Futures Contract is effected by entering into an offsetting Futures Contract for the same aggregate amount of the identical financial instrument or currency and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the Futures Contract.

      "Margin" with respect to Futures Contracts is the amount of funds that must be deposited by a Fund in order to initiate Futures Contracts trading and maintain its open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered ("initial margin") is intended to ensure the Fund's performance under the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.


      Subsequent payments, called "variation margin," from and to the futures commission merchant through which a Fund entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency or index fluctuates making the Futures Contract more or less valuable, a process known as marking-to-market.


      If a Fund were unable to liquidate a Futures Contract or an option on a Futures Contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Futures Contract or option or to maintain cash or securities in a segregated account.

      Options on Futures Contracts. Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures Contract position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures Contract margin account. The Funds currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

      Limitations on Futures Contracts and Options on Futures Contracts and on Certain Options on Currencies. To the extent that a Fund enters into Futures Contracts, options on Futures Contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the total assets of the Fund, after taking into account unrealized profits and unrealized losses on any contracts it has entered into. This guideline may be modified by the Board, without a shareholder vote. This limitation does not limit the percentage of the Fund's assets at risk to 5%.

      Pursuant to federal securities rules and regulations, a Fund's use of Futures Contracts and options on Futures Contracts may require that Fund to set aside assets to reduce the risks associated with using Futures Contracts and options on Futures Contracts. This process is described in more detail below in the section "Cover."

      FORWARD CURRENCY CONTRACTS. A forward currency contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A Fund either may accept or make delivery of the currency at the maturity of the forward currency contract. A Fund may also, if its contra party agrees prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Forward currency contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, it may be more difficult to value such contracts, and it may be difficult to enter into closing transactions.

      Each Fund may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A Fund may enter into forward currency contracts with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. When a Fund purchases a security denominated in a foreign currency for settlement in the near future, it may immediately purchase in the forward market the currency needed to pay for and settle the purchase. By entering into a forward currency contract with respect to the specific purchase or sale of a security denominated in a foreign currency, the Fund can secure an exchange rate between the trade and settlement dates for that purchase or sale transaction. This practice is sometimes referred to as "transaction hedging." Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions denominated or quoted in a foreign currency.

      The cost to a Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while forward currency contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

      Pursuant to federal securities rules and regulations, a Fund's use of forward currency contracts may require that Fund to set aside assets to reduce the risks associated with using forward currency contracts. This process is described in more detail below in the section "Cover."

      COVER. Transactions using forward currency contracts, futures contracts and options (other than options purchased by a Fund) expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless, in addition to complying with all the restrictions noted in the disclosure above, it owns either (1) an offsetting ("covered") position in securities, currencies, or other options, forward contracts or futures contracts or (2) cash, liquid assets and/or short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities. To the extent that a futures contract, forward contract or option is deemed to be illiquid, the assets used to "cover" the Fund's obligation will also be treated as illiquid for purposes of determining the Fund's maximum allowable investment in illiquid securities.

      Even though options purchased by the Funds do not expose the Funds to an obligation to another party, but rather provide the Funds with a right to exercise, the Funds intend to "cover" the cost of any such exercise. To the extent that a purchased option is deemed illiquid, a Fund will treat the market value of the option (i.e., the amount at risk to the Fund) as illiquid, but will not treat the assets used as cover on such transactions as illiquid.

      Assets used as cover cannot be sold while the position in the corresponding forward contract, futures contract or option is open, unless they are replaced with other appropriate assets. If a large portion of a Fund's assets is used for cover or otherwise set aside, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.

      GENERAL RISKS OF OPTIONS, FUTURES AND CURRENCY STRATEGIES. The use by the Funds of options, futures contracts and forward currency contracts involves special considerations and risks, as described below. Risks pertaining to particular strategies are described in the sections that follow.

      (1) Successful use of hedging transactions depends upon AIM's ability to correctly predict the direction of changes in the value of the applicable markets and securities, contracts and/or currencies. While AIM is experienced in the use of these instruments, there can be no assurance that any particular hedging strategy will succeed.

      (2) There might be imperfect correlation, or even no correlation, between the price movements of an instrument (such as an option contract) and the price movements of the investments being hedged. For example, if a "protective put" is used to hedge a potential decline in a security and the security does decline in price, the put option's increased value may not completely offset the loss in the underlying security. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.

      (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

      (4) There is no assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon or forward contract at any particular time.

      (5) As described above, a Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties. If a Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair a Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

      (6) There is no assurance that a Fund will use hedging transactions. For example, if a Fund determines that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transaction.

Additional Securities or Investment Techniques

      SPECIAL SITUATIONS. A special situation arises when, in the opinion of the Fund's management, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include things such as liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs and new management or management policies. Although large and well known companies may be involved, special situations more often involve comparatively small or unseasoned companies. Investments in unseasoned companies and special situations often involve much greater risk than is inherent in ordinary investment securities.

      TAXABLE MUNICIPAL SECURITIES. Taxable municipal securities are debt securities issued by or on behalf of states and their political subdivisions, the District of Columbia, and possessions of the United States, the interest on which is not exempt from federal income tax.

Diversification Requirements - AIM V.I. Money Market Fund

      As a money market fund, AIM V.I. Money Market Fund is subject to the diversification requirements of Rule 2a-7 under the 1940 Act. This Rule sets forth two different diversification requirements: one applicable to the issuer of securities (provided that such securities are not subject to a demand feature or a guarantee), and one applicable to securities with demand features or guarantees.

      The issuer diversification requirement provides that the Fund may not invest in the securities of any issuer if, as a result, more than 5% of its total assets would be invested in securities issued by such issuer. If the securities are subject to a demand feature or guarantee, however, they are not subject to this requirement. Moreover, for purposes of this requirement, the issuer of a security is not always the nominal issuer. Instead, in certain circumstances, the underlying obligor of a security is deemed to be the issuer of the security. Such circumstances arise for example when another political subdivision agrees to be ultimately responsible for payments of principal of an interest on a security or when the assets and revenues of a non-governmental user of the facility financed with the securities secures repayment of such securities.

      The diversification requirement applicable to securities subject to a demand feature or guarantee provides that, with respect to 75% of its total assets, the Fund may not invest more than 10% of its total assets in securities issued by or subject to demand features or guarantees from the same entity. A demand feature permits the Fund to sell a security at approximately its amortized cost value plus accrued interest at specified intervals upon no more than 30 days' notice. A guarantee includes a letter of credit, bond insurance and an unconditional demand feature (provided the demand feature is not provided by the issuer of the security.)

Fund Policies

      FUNDAMENTAL RESTRICTIONS. Each Fund is subject to the following fundamental investment restrictions, except AIM V.I. Real Estate Fund is not subject to restriction (4). Fundamental restrictions may be changed only by a vote of the lesser of (i) 67% or more of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares. Consistent with applicable law and unless otherwise provided, all percentage limitations apply at the time of purchase.

      (1) The Fund is a "diversified company" as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the "1940 Act Laws and Interpretations") or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions"). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions;

      (2) The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions;

      (3) The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act of 1933;

      (4) The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments, or (iii) for AIM V.I. Money Market Fund, bank instruments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security;

      AIM V.I. Real Estate Fund will concentrate (as such term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) its investments in the securities of domestic and foreign real estate and real estate-related companies.

      (5) The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or in investing in securities that are secured by real estate or interests therein;

      (6) The Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities;

      (7) The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests; and

      (8) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as that Fund.

      The investment restrictions set forth above provide the Funds with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change. Even though each of the Funds have this flexibility, the Board has adopted non-fundamental restrictions for the Funds relating to certain of these restrictions which AIM, the sub-advisor of AIM V.I. Dent Demographic Trends Fund and AIM V.I. Real Estate Fund's sub-advisor must follow in managing the Funds. Any changes to these non-fundamental restrictions, which are set forth below, require the approval of the Board.

      NON-FUNDAMENTAL RESTRICTIONS. The following non-fundamental investment restrictions apply to all of the Funds, except AIM V.I. Real Estate Fund is not subject to restriction (3). They may be changed for any Fund without approval of that Fund's voting securities.

      (1) In complying with the fundamental restriction regarding issuer diversification, the Fund will not, with respect to 75% of its total assets (and for AIM V.I. Money Market Fund, with respect to 100% of its total assets), purchase the securities of any issuer (other than securities issued or guaranteed by the U. S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, except as permitted by Rule 2a-7 under the 1940 Act, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund may (i) purchase securities of other investment companies as permitted by Section 12(d)(1) of the 1940 Act and (ii) invest its assets in securities of other money market funds and lend money to other investment companies or their series portfolios that have AIM as an investment advisor, subject to the terms and conditions of any exemptive orders issued by the SEC.

      (2) In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 33?% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow from banks, broker/dealers or an AIM Fund. The Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The Fund may not purchase additional securities when any borrowing from banks exceeds 5% of the Fund's total assets or when any borrowings from an AIM Fund are outstanding.

      (3) In complying with the fundamental restriction regarding industry concentration, the Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry.

      (4) In complying with the fundamental restriction with regard to making loans, the Fund may lend up to 33?% of its total assets and may lend money to an AIM Fund, on such terms and conditions as the SEC may require in an exemptive order.

      (5) Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund.

      (6) Notwithstanding the fundamental restriction with regard to engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities, the Fund currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

      For purposes of AIM V.I. Real Estate Fund's fundamental restriction regarding industry concentration, real estate and real estate-related companies shall consist of companies (i) that at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management, or sale of residential, commercial or industrial real estate, including listed equity REITs that own property, and mortgage REITs which make short-term construction and development mortgage loans or which invest in long-term mortgages or mortgage pools, or (ii) whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages.

Portfolio Turnover


      The portfolio turnover rate for the AIM V.I. Aggressive Growth Fund increased significantly from the fiscal year ended December 31, 2003 to the fiscal year ended December 31, 2004. This variation can be attributed to the realignment of the Fund's portfolio to fit the investment process of the current management team that assumed management of the Fund in April of 2004.



      The portfolio turnover rate for the AIM V.I. Balanced Fund decreased significantly from the fiscal year ended December 31, 2003 to the fiscal year ended December 31, 2004. AIM V.I. Balanced Fund underwent a portfolio management change in December of 2003. As part of this change the fund's equity portfolio went from being managed in a growth-at-a-reasonable-price style to being managed in an intrinsic value style. Specifically, the new portfolio management team looked for companies whose estimated intrinsic value represents at least 50% upside from current market prices. When the new management team initiated their investment style in December of 2003 they exited those securities that did not meet this criteria and replaced them with those securities that did, creating above-average turnover for the year 2003. The reduced turnover in 2004 is indicative of normal levels.



      The portfolio turnover rate for the AIM V.I. Government Securities Fund decreased significantly from the fiscal year ended December 31, 2003 to the fiscal year ended December 31, 2004. Substantially higher bond market volatility necessitated trading more actively during 2003 than in 2004.



      The portfolio turnover rate for the AIM V.I. Large Cap Growth Fund increased significantly from the fiscal year ended December 31, 2003 to the fiscal year ended December 31, 2004. The turnover was in response to the transition from the lower-quality rally of 2003 to the more fundamental-driven market of 2004. Our rigorous sell discipline gave us information that led us out of several key names in favor of other stocks with more attractive risk/reward profiles.



      The portfolio turnover rate for the AIM V.I. Real Estate Fund decreased significantly from the fiscal year ended December 31, 2003 to the fiscal year ended December 31, 2004. This variation can be attributed to the realignment of the Fund's portfolio to fit the investment process of the current management team that assumed management of the Fund in April, 2004.



      The portfolio turnover rate for the AIM V.I. Small Cap Equity Fund increased significantly from the fiscal year ended December 31, 2003 to the fiscal year ended December 31, 2004. This variation can be attributed to the realignment of the Fund's portfolio to fit the investment process of the current management team that assumed management of the Fund in September of 2004.


Temporary Defensive Positions

      In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, each Fund may temporarily hold all or a portion of their assets in cash, cash equivalents or high-quality debt instruments. Each of the Funds may also invest up to 25% of its total assets in Affiliated Money Market Funds for these purposes.

                             MANAGEMENT OF THE TRUST

Board of Trustees

      The overall management of the business and affairs of the Funds and the Trust is vested in the Board. The Board approves all significant agreements between the Trust, on behalf of the Funds, and persons or companies furnishing services to the Funds. The day-to-day operations of the Funds are delegated to the officers of the Trust and to AIM, subject always to the objective(s), restrictions and policies of the Funds and to the general supervision of the Board. Certain trustees and officers of the

Trust are affiliated with AIM and AIM Management, the parent corporation of AIM. All of the Trust's executive officers hold similar offices with some or all of the other AIM Funds.

Management Information

      The trustees and officers of the Trust, their principal occupations during the last five years and certain other information concerning them are set forth in Appendix B.


      The standing committees of the Board are the Audit Committee, the Compliance Committee, the Governance Committee, the Investments Committee, the Valuation Committee and the Special Market Timing Litigation Committee.



      The members of the Audit Committee are Bob R. Baker, James T. Bunch, Edward K. Dunn, Jr. (Chair), Lewis F. Pennock, Dr. Larry Soll, Dr. Prema Mathai-Davis and Ruth H. Quigley (Vice Chair). The Audit Committee's primary purposes are to: (i) assist the Board in oversight of the independent auditor's qualifications, independence and performance; (ii) appoint independent auditors for the Funds; (iii) to the extent required by Section 10A(h) and (i) of the Exchange Act, to pre-approve all permissible non-audit services that are provided to Funds by their independent auditors; (iv) pre-approve, in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X, certain non-audit services provided by the Funds' independent auditors to the Funds' investment adviser and certain other affiliated entities; (v) to oversee the financial reporting process for the Funds; (vi) the extent required by Regulation 14A under the Exchange Act, to prepare an audit committee report for inclusion in any proxy statement issued by a Fund; (vii) assist the Board's oversight of the performance of the Funds' internal audit function to the extent an internal audit function exists; (viii) assist the Board's oversight of the integrity of the Funds' financial statements; and (ix) assist the Board's oversight of the Funds' compliance with legal and regulatory requirements. During the fiscal year ended December 31, 2004, the Audit Committee held eight meetings.



      The members of the Compliance Committee are Frank S. Bayley, Bruce L. Crockett (Chair), Albert R. Dowden (Vice Chair) and Mr. Dunn. The Compliance Committee is responsible for: (i) recommending to the Board and the independent trustees the appointment, compensation and removal of the Funds' Chief Compliance Officer; (ii) recommending to the independent trustees the appointment, compensation and removal of the Funds' Senior Officer appointed pursuant to the terms of the Assurances of Discontinuance entered into by the New York Attorney General, AIM and INVESCO Funds Group, Inc. ("IFG"); (iii) recommending to the independent trustees the appointment and removal of AIM's independent Compliance Consultant (the "Compliance Consultant") and reviewing the report prepared by the Compliance Consultant upon its compliance review of AIM (the "Report") and any objections made by AIM with respect to the Report;
(iv) reviewing any report prepared by a third party who is not an interested person of AIM, upon the conclusion by such third party of a compliance review of AIM; (v) reviewing all reports on compliance matters from the Funds' Chief Compliance Officer, (vi) reviewing all recommendations made by the Senior Officer regarding AIM's compliance procedures, (vii) reviewing all reports from the Senior Officer of any violations of state and federal securities laws, the Colorado Consumer Protection Act, or breaches of AIM's fiduciary duties to Fund shareholders and of AIM's Code of Ethics; (viii) overseeing all of the compliance policies and procedures of the Funds and their service providers adopted pursuant to Rule 38a-1 of the 1940 Act; (ix) from time to time, reviewing certain matters related to redemption fee waivers and recommending to the Board whether or not to approve such matters; (x) receiving and reviewing quarterly reports on the activities of AIM's Internal Compliance Controls Committee; (xi) reviewing all reports made by AIM's Chief Compliance Officer;
(xii) reviewing and recommending to the independent trustees whether to approve procedures to investigate matters brought to the attention of AIM's ombudsman;
(xiii) risk management oversight with respect to the Funds and, in connection therewith, receiving and overseeing risk management reports from AMVESCAP PLC that are applicable to the Funds or their service providers; and (xiv) overseeing potential conflicts of interest that are reported to the Compliance Committee by AIM, the Chief Compliance Officer, the Senior Officer and/or the Compliance Consultant. During the fiscal year ended December 31, 2004, the Compliance Committee held two meetings.

      The members of the Governance Committee are Messrs. Bayley, Crockett, Dowden (Chair), Jack M. Fields (Vice Chair), and Gerald J. Lewis. The Governance Committee is responsible for: (i) nominating persons who will qualify as independent trustees for (a) election as trustees in connection with meetings of shareholders of the Funds that are called to vote on the election of trustees,
(b) appointment by the Board as trustees in connection with filling vacancies that arise in between meetings of shareholders; (ii) reviewing the size of the Board, and recommending to the Board whether the size of the Board shall be increased or decreased; (iii) nominating the Chair of the Board; (iv) monitoring the composition of the Board and each committee of the Board, and monitoring the qualifications of all trustees; (v) recommending persons to serve as members of each committee of the Board (other than the Compliance Committee), as well as persons who shall serve as the chair and vice chair of each such committee; (vi) reviewing and recommending the amount of compensation payable to the independent trustees; (vii) overseeing the selection of independent legal counsel to the independent trustees; (viii) reviewing and approving the compensation paid to independent legal counsel and other advisers, if any, to the Audit Committee of the Board; (ix) reviewing and approving the compensation paid to counsel and other advisers, if any, to the Audit Committee of the Board; and (x) reviewing as they deem appropriate administrative and/or logistical matters pertaining to the operations of the Board.


      The Governance Committee will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and
(ii) that the Governance Committee or the Board, as applicable, shall make the final determination of persons to be nominated. During the fiscal year ended December 31, 2004, the Governance Committee held seven meetings.

      Notice procedures set forth in the Trust's bylaws require that any shareholder of a Fund desiring to nominate a trustee for election at a shareholder meeting must submit to the Trust's Secretary the nomination in writing not later than the close of business on the later of the 90th day prior to such shareholder meeting or the tenth day following the day on which public announcement is made of the shareholder meeting and not earlier than the close of business on the 120th day prior to the shareholder meeting.


      The members of the Investments Committee are Messrs. Baker (Vice Chair), Bayley (Chair), Bunch, Crockett, Dowden , Dunn, Fields, Lewis, Pennock and Soll, and Carl Frischling, and Dr. Mathai-Davis (Vice Chair) and Miss Quigley (Vice Chair). The Investments Committee's primary purposes are to: (i) assist the Board in its oversight of the investment management services provided by AIM as well as any sub-advisers; and (ii) review and approve all proposed advisory, sub-advisory and distribution arrangements for the Funds, as well to review and approve the continuance of all such existing arrangements. During the fiscal year ended December 31, 2004, the Investments Committee held eight meetings.



      The Investments Committee has established three Sub-Committees. The Sub-Committees are responsible for: (i) reviewing the performance, fees and expenses of the Funds that have been assigned to a particular Sub-Committee (for each Sub-Committee, the "Designated Funds"), unless the Investments Committee takes such action directly; (ii) reviewing with the applicable portfolio managers from time to time the investment objective(s), policies, strategies and limitations of the Designated Funds; (iii) evaluating the investment advisory, sub-advisory and distribution arrangements in effect or proposed for the Designated Funds, unless the Investments Committee takes such action directly;
(iv) being familiar with the registration statements and periodic shareholder reports applicable to their Designated Funds; and (v) such other investment-related matters as the Investments Committee may delegate to the Sub-Committee from time to time.


      The members of the Valuation Committee are Messrs. Dunn, Pennock (Chair) and Soll and Miss Quigley (Vice Chair). The Valuation Committee is responsible for addressing issues requiring action by the Board in the valuation of the Funds' portfolio securities that arise during periods between meetings of the Board. During periods between meetings of the Board, the Valuation Committee:
(i) receives the reports of AIM's internal valuation committee requesting pre-approval or approval of any changes to pricing vendors or pricing methodologies as required by AIM's Procedures for Valuing Securities (Pricing Procedures) (the "Procedures"), and approves changes to pricing vendors and pricing methodologies as provided in the Procedures; (ii) upon request of AIM, assists AIM's internal valuation committee in resolving particular fair valuation issues; and (iii) receives reports on non-standard price changes on private equities. During the fiscal year ended December 31, 2004, the Valuation Committee held one meeting.


      The members of the Special Market Timing Litigation Committee are Messrs. Crockett, Dowden, Dunn and Lewis (Chair). The Special Market Timing Litigation Committee is responsible: (i) for receiving reports from time to time from management, counsel for management, counsel for the Funds and special counsel for the independent trustees, as applicable, related to (a) the civil lawsuits, including purported class action and shareholder derivative suits, that have been filed against the Funds concerning alleged excessive short term trading in shares of the Funds ("market timing") and (b) the civil enforcement actions and investigations related to market timing activity in the Funds that were settled with certain regulators, including without limitation the SEC, the New York Attorney General and the Colorado Attorney General, and for recommending to the independent trustees what actions, if any, should be taken by the Funds in light of all such reports; (ii) for overseeing the investigation(s) on behalf of the independent trustees by special counsel for the independent trustees and the independent trustees' financial expert of market timing activity in the Funds, and for recommending to the independent trustees what actions, if any, should be taken by the Funds in light of the results of such investigation(s); (iii) for
(a) reviewing the methodology developed by AIM's Independent Distribution Consultant (the "Distribution Consultation") for the monies ordered to be paid under the settlement order with the SEC, and making recommendations to the independent trustees as to the acceptability of such methodology and (b) recommending to the independent trustees whether to consent to any firm with which the Distribution Consultant is affiliated entering into any employment, consultant, attorney-client, auditing or other professional relationship with AIM, or any of its present or former affiliates, directors, officers, employees or agents acting in their capacity as such for the period of the Distribution Consultant's engagement and for a period of two years after the engagement; and
(iv) for taking reasonable steps to ensure that any Fund which the Special Market Timing Litigation Committee determines was harmed by improper market timing activity receives what the Special Market Timing Litigation Committee deems to be full restitution. During the fiscal year ended December 31, 2004, the Special Market Timing Litigation Committee held eight meetings.


Trustee Ownership of Fund Shares

      The dollar range of equity securities beneficially owned by each trustee
(i) in the Funds and (ii) on an aggregate basis, in all registered investment companies overseen by the trustees in the AIM Funds Complex is set forth in Appendix B.

Factors Considered in Approving the Investment Advisory Agreement

      The advisory agreement with AIM (the "Advisory Agreement") was re-approved for each Fund, as applicable, by the Board at an in-person meeting held on June 8, 2004. The Board considered the following factors in evaluating the fairness and reasonableness of each Advisory Agreement. In addition to considering these factors at the in-person meeting held on June 8, 2004, the Board considered certain of these factors as part of the Board's ongoing monitoring of each Fund.

- The nature and extent of the advisory services to be provided by AIM. The Board reviewed the services to be provided by AIM under each Advisory Agreement. Based on such review, the Board concluded that the range of services to be provided by AIM under each Advisory Agreement was appropriate and that AIM currently is providing services in accordance with the terms of each Advisory Agreement.

- The quality of services to be provided by AIM. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to each Fund. In reviewing the qualifications of AIM to provide investment advisory services, the

      Board reviewed the qualifications of AIM's investment personnel and considered such issues as AIM's portfolio and product review process, AIM's legal and compliance function, AIM's use of technology, AIM's portfolio administration function, the quality of AIM's investment research and AIM's equity and fixed income trading operations. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by AIM was appropriate and that AIM currently is providing satisfactory services in accordance with the terms of the Advisory Agreement.

- The performance of each Fund relative to comparable funds. The Board reviewed the performance of each Fund against the performance of funds advised by other advisors with investment strategies comparable to those of such Fund and concluded that no changes should be made to the Funds and that it was not necessary to change the Funds' portfolio management teams at this time.

- The performance of each Fund relative to indices. The Board reviewed the performance of each Fund against the performance of applicable indices and concluded that no changes should be made to the Funds and that it was not necessary to change the Funds' portfolio management teams at this time.

- Meetings with each Fund's portfolio managers and investment personnel. With respect to each Fund, the Board is meeting periodically with such Fund's portfolio managers and/or other investment personnel and believes that such individuals are competent and able to continue to carry out their responsibilities under the Advisory Agreement.

- Overall performance of AIM. The Board considered the overall performance of AIM in providing investment advisory and portfolio administrative services to each Fund and concluded that such performance was satisfactory.

- Fees relative to those of clients of AIM with comparable investment strategies. The Board reviewed the advisory fee rate for each Fund against
      (i) the advisory fee rates for other mutual funds, variable insurance funds offered to insurance company separate accounts, offshore funds and/or private accounts advised by AIM with investment strategies comparable to those of such Fund, if any, and (ii) the sub-advisory fee rates for unaffiliated mutual funds sub-advised by AIM with investment strategies comparable to those of such Fund, if any. The Board concluded that the current advisory fee rate of each Fund was fair and reasonable.

- Fees relative to those of comparable funds with other advisors. The Board reviewed the advisory fee rate for each Fund against the advisory fee rates for mutual funds advised by other advisors with investment strategies comparable to those of such Fund. The Board concluded that the current advisory fee rate of each Fund was fair and reasonable.

- Expense limitations and fee waivers. The Board reviewed the fee waivers and/or expense limitations, if any, currently in effect for each Fund and the effect they had on each Fund's expenses. The Board concluded that the current levels of fee waivers and/or expense limitations, if any, for each Fund were fair and reasonable.

- Breakpoints and economies of scale. The Board reviewed the structure of each Fund's advisory fee under the Advisory Agreement and whether it includes any breakpoints. The Board considered whether it would be appropriate to add advisory fee breakpoints for each Fund or whether, due to the nature of such Fund and the advisory fee structures of similar funds, it was reasonable to leave the structure of the advisory fee unchanged. Based on such review, the Board concluded that it was not necessary to change the structure of the advisory fee for any of the Funds to add advisory fee breakpoints.

- Investments in affiliated money market funds. The Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements (collectively, "cash balances") of each Fund may be invested in money market funds advised by AIM pursuant to the terms of an SEC exemptive order. The Board found that each Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that each Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board further determined that the proposed securities lending program and related procedures with respect to each of the lending Funds is in the best interests of each lending Fund and its respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of each lending Fund and its respective shareholders.

- Profitability of AIM and its affiliates. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board considered the overall profitability of AIM, as well as the profitability of AIM in connection with managing each Fund. The Board noted that AIM's operations remain profitable, although increased expenses in recent years have reduced AIM's profitability. Based on the review of the profitability of AIM's and its affiliates' investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by each Fund to AIM under its Advisory Agreement was not excessive.

- Benefits of soft dollars to AIM. The Board considered the benefits realized by AIM as a result of brokerage transactions executed through "soft dollar" arrangements. Under these arrangements, brokerage commissions paid by the Funds and/or other funds advised by AIM are used to pay for research and execution services. This research is used by AIM in making investment decisions for each Fund. Because such research ultimately benefits each Fund, the Board concluded that such arrangements were appropriate.

- AIM's financial soundness in light of each Fund's needs. The Board considered whether AIM is financially sound and has the resources necessary to perform its obligations under each Advisory Agreement, and concluded that AIM has the financial resources necessary to fulfill its obligations under each Advisory Agreement.

- Historical relationship between each Fund and AIM. In determining whether to continue the Advisory Agreement for each Fund, the Board also considered the prior relationship between AIM and each Fund, as well as the Board's knowledge of AIM's operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. The Board also reviewed the general nature of the non-investment advisory services currently performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the trustees also considered the organizational structure employed by AIM and its affiliates to provide those services. Based on the review of these and other factors, the Board concluded that AIM and its affiliates were qualified to continue to provide non-investment advisory services to the Funds, including administrative, transfer agency and distribution services, and that AIM and its affiliates currently are providing satisfactory non-investment advisory services.

- Other factors and current trends. In determining whether to continue the Advisory Agreement for each Fund, the Board considered regulatory and legal actions pending against AIM. The Board also considered the internal compliance reviews being undertaken by AIM and its affiliates, and the additional controls and procedures being implemented by AIM and its affiliates. The Board concluded that these actions indicated a good faith effort on the part of AIM to adhere to the highest ethical standards, and determined that the regulatory and legal actions should not prevent the Board from continuing the Advisory Agreement for each Fund.

      After consideration of all of the above factors, the Board found that with respect to each Fund: (i) the services provided to such Fund and its shareholders were adequate; (ii) such Fund's Advisory Agreement was fair and reasonable under the circumstances; and (iii) the fees payable under such Fund's Advisory Agreement would have been obtained through arm's length negotiations. The Board therefore concluded that each Fund's Advisory Agreement was in the best interests of such Fund and its shareholders and continued each such Advisory Agreement for another year.

Factors Considered in Approving the Sub-Advisory Agreement

      The sub-advisory agreement between AIM and INVESCO Institutional (N.A.), Inc. (the "Sub-Advisor" or "IINA") for AIM V.I. Real Estate Fund (the "Sub-Advisory Agreement")) were re-approved for AIM V.I. Real Estate Fund by the Board at an in-person meeting held on June 8, 2004. The Board considered the following factors in evaluating the fairness and reasonableness of the Sub-Advisory Agreement. In addition to considering these factors at the in-person meeting held on June 8, 2004, the Board considered certain of these factors as part of the Board's ongoing monitoring of AIM V.I. Real Estate Fund.

- The nature and extent of the advisory services to be provided by the Sub-Advisor. The Board reviewed the services to be provided by the Sub-Advisor under the Sub-Advisory Agreement. Based on such review, the Board concluded that the range of services to be provided by the Sub-Advisor under the Sub-Advisory Agreement was appropriate and that the Sub-Advisor currently is providing services in accordance with the terms of the Sub-Advisory Agreement.

- The quality of services to be provided by the Sub-Advisor. The Board reviewed the credentials and experience of the officers and employees of the Sub-Advisor who will provide investment advisory services to AIM V.I. Real Estate Fund. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by the Sub-Advisor was appropriate, and that the Sub-Advisor currently is providing satisfactory services in accordance with the terms of the Sub-Advisory Agreement.

- The performance of AIM V.I. Real Estate Fund relative to comparable funds. The Board reviewed the performance of AIM V.I. Real Estate Fund against the performance of funds advised by other advisors with investment strategies comparable to those of AIM V.I. Real Estate Fund and concluded that no changes should be made to AIM V.I. Real Estate Fund and that it was not necessary to change AIM V.I. Real Estate Fund's portfolio management team at this time.

- The performance of AIM V.I. Real Estate Fund relative to indices. The Board reviewed the performance of AIM V.I. Real Estate Fund against the performance of applicable indices and concluded that no changes should be made to AIM V.I. Real Estate Fund and that it was not necessary to change AIM V.I. Real Estate Fund's portfolio management team at this time.

- Meetings with AIM V.I. Real Estate Fund portfolio managers and investment personnel. The Board is meeting periodically with such Fund's portfolio managers and/or other investment personnel and believes that such individuals are competent and able to continue to carry out their responsibilities under the Sub-Advisory Agreement.

- Overall performance of the Sub-Advisor. The Board considered the overall performance of the Sub-Advisor in providing investment advisory services to AIM V.I. Real Estate Fund and concluded that such performance was satisfactory.

- Advisory fees, expense limitations and fee waivers and breakpoints and economies of scale. In reviewing these factors, the Board considered only the advisory fees charged to AIM V.I. Real Estate Fund by AIM and did not consider the sub-advisory fees paid by AIM to the Sub-Advisor. The Board believes that this approach is appropriate because the sub-advisory fees have no effect on AIM V.I. Real Estate Fund or its shareholders, as they are paid by AIM rather than AIM

      V.I. Real Estate Fund. Furthermore, AIM and the Sub-Advisor are affiliates and the Board believes that the allocation of fees between them is a business matter, provided that the advisory fees charged to AIM V.I. Real Estate Fund are fair and reasonable.

- Profitability of AIM and its affiliates. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board considered the overall profitability of AIM, as well as the profitability of AIM in connection with managing each Fund. The Board noted that AIM's operations remain profitable, although increased expenses in recent years have reduced AIM's profitability. Based on the review of the profitability of AIM's and its affiliates' investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by each Fund to AIM under its Advisory Agreement was not excessive.

- Benefits of soft dollars to the Sub-Advisor. The Board considered the benefits realized by the Sub-Advisor as a result of brokerage transactions executed through "soft dollar" arrangements. Under these arrangements, brokerage commissions paid by the Funds and/or other funds sub-advised by the Sub-Advisor are used to pay for research and execution services. This research is used by the Sub-Advisor in making investment decisions for each sub-advised Fund. Because such research ultimately benefits each such Fund, the Board concluded that such arrangements were appropriate.

- Sub-Advisor's financial soundness. The Board considered whether the Sub-Advisor is financially sound and has the resources necessary to perform its obligations under the Sub-Advisory Agreement, and concluded that the Sub-Advisor has the financial resources necessary to fulfill its obligations under the Sub-Advisory Agreement.

      After consideration of all of the above factors, the Board found that with respect to AIM V.I. Real Estate Fund: (i) the services provided to such Fund and its shareholders were adequate; and (ii) such Fund's Sub-Advisory Agreement was fair and reasonable under the circumstances. The Board therefore concluded that such Fund's Sub-Advisory Agreement was in the best interests of such Fund and its shareholders and continued such Sub-Advisory Agreement for another year.

Compensation


      Each trustee who is not affiliated with AIM is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a director or trustee of other AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component. The Chair of the Board and Chairs and Vice Chairs of certain committees receive additional compensation for their services.


      Information regarding compensation paid or accrued for each trustee of the Trust who is not affiliated with AIM during the year ended December 31, 2004 is found in Appendix C.

Retirement Plan For Trustees

      The Trustees have adopted a retirement plan for the trustees of the Trust who are not affiliated with AIM. The retirement plan includes a retirement policy as well as retirement benefits for the non-AIM-affiliated trustees.

      The retirement policy permits each non-AIM-affiliated trustee to serve until December 31 of the year in which the trustee turns 72. A majority of the trustees may extend from time to time the retirement date of a trustee.

      Annual retirement benefits are available to each non-AIM-affiliated trustee of the Trust and/or the other AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a trustee (including service to a predecessor fund) for a Covered Fund. The retirement benefits will equal 75% of the trustee's annual retainer paid or accrued by any Covered Fund to such trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the trustee. Notwithstanding the foregoing, the amount of benefits will exclude any additional compensation paid to the Chair of the Board and the Chairs and Vice Chairs of certain committees, whether such amounts are paid directly to the Trustee or deferred. The annual retirement benefits are payable in quarterly installments for a number of years equal to the lesser of (i) ten or (ii) the number of such trustee's credited years of service. A death benefit is also available under the plan that provides a surviving spouse with a quarterly installment of 50% of a deceased trustee's retirement benefits for the same length of time that the trustee would have received based on his or her service. A trustee must have attained the age of 65 (55 in the event of death or disability) to receive any retirement benefit.


Deferred Compensation Agreements


      Messrs. Crockett, Dunn, Fields, Frischling and Sklar and Drs. Mathai-Davis and Soll (for purposes of this paragraph only, the "Deferring Trustees") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Trust, and such amounts are placed into a deferral account and deemed to be invested in one or more AIM Funds selected by the Deferring Trustees. Distributions from the Deferring Trustees' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. The Trust's Board of Trustees, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's retirement benefits commence under the Plan. The Board, in its sole discretion, also may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's termination of service as a trustee of the Trust. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. With respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Trust and of each other AIM Fund from which they are deferring compensation.


Codes of Ethics


      AIM, the Trust, A I M Distributors, Inc. ("AIM Distributors"), H.S. Dent Advisors, Inc. and INVESCO Institutional (N.A.), Inc. have each adopted a Code of Ethics governing, as applicable, personal trading activities of all trustees, officers of the Trust, persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by any of the Funds or obtain information pertaining to such purchase or sale, and certain other employees. The Codes of Ethics are intended to prohibit conflicts of interest with the Trust that may arise from personal trading, including personal trading in most of the funds within The AIM Family of Funds(R) ("affiliated funds"). Personal trading, including personal trading involving securities that may be purchased or held by a Fund and in affiliated funds, is permitted by persons covered under the relevant Codes subject to certain restrictions; however those persons are generally required to pre-clear all security transactions with the Compliance Officer or her designee and to report all transactions on a regular basis.


Proxy Voting Policies

      The Board has delegated responsibility for decisions regarding proxy voting for securities held by each Fund (except AIM V.I. Real Estate Fund) to the Fund's investment advisor. The Board has delegated responsibility for decisions regarding proxy voting for securities held by AIM V.I. Real Estate Fund to the Fund's investment sub-advisor. The investment advisor or sub-advisor will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed by the Board, and which are found in Appendix D.

      Any material changes to the proxy policies and procedures will be submitted to the Board for approval. The Board will be supplied with a summary quarterly report of each Fund's proxy voting record.

      Information regarding how the Funds voted proxies related to its portfolio securities during the 12 months ended December 31, 2004 is available at our Website, http://www.AIMinvestments.com. This information is also available at the SEC Website, http://www.sec.gov.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      Information about the ownership of each class of each Fund's shares by certain beneficial or record owners of such Fund and by trustees and officers as a group is found in Appendix E. A shareholder who owns beneficially 25% or more of the outstanding shares of a Fund is presumed to "control" that Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisor

      AIM, the Funds' investment advisor, was organized in 1976, and along with its subsidiaries, manages or advises over 200 investment portfolios encompassing a broad range of investment objectives. AIM is a direct, wholly owned subsidiary of AIM Management, a holding company that has been engaged in the financial services business since 1976. AIM Management is an indirect, wholly owned subsidiary of AMVESCAP. AMVESCAP and its subsidiaries are an independent global investment management group. Certain of the directors and officers of AIM are also executive officers of the Trust and their affiliations are shown under "Management Information" herein.

      As investment advisor, AIM supervises all aspects of the Funds' operations and provides investment advisory services to the Funds. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Funds. The Investment Advisory Agreement provides that, in fulfilling its responsibilities, AIM may engage the services of other investment managers with respect to one or more of the Funds. The investment advisory services of AIM and the investment sub-advisory services of the sub-advisor to AIM V.I. Dent Demographic Trends Fund are not exclusive and AIM and the sub-advisor are free to render investment advisory services to others, including other investment companies.

      AIM is also responsible for furnishing to the Funds, at AIM's expense, the services of persons believes to be competent to perform all supervisory and administrative services required by the Funds, in the judgment of the trustees, to conduct their respective businesses effectively, as well as the offices, equipment and other facilities necessary for their operations. Such functions include the maintenance of each Fund's accounts and records, and the preparation of all requisite corporate documents such as tax returns and reports to the SEC and shareholders.

      The Advisory Agreement provides that the Fund will pay or cause to be paid all expenses of the Fund not assumed by AIM, including, without limitation: brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of each Fund in connection with membership in investment company organizations, and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

AIM, at its own expense, furnishes to the Trust office space and facilities. AIM furnishes to the Trust all personnel for managing the affairs of the Trust and each of its series of shares.

      Pursuant to the Advisory Agreement with the Trust, AIM receives a monthly fee from each Fund calculated at the annual rates indicated in the second column below, based on the average daily net assets of each Fund during the year.

      Effective January 1, 2005, the advisor has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by each Fund do not exceed the maximum advisory fee rate set forth in the third column below. The maximum advisory fee rates are effective through the Committed Until Date set forth in the fourth column.

                                                                                                                        MAXIMUM
                                                                                                                      ADVISORY FEE
                                     ANNUAL RATE/NET ASSETS PER ADVISORY           MAXIMUM ADVISORY FEE RATE         RATES COMMITTED
            FUND NAME                             AGREEMENT                          AFTER JANUARY 1, 2005             UNTIL DATE
-------------------------------   ----------------------------------------   -------------------------------------  ----------------
AIM V.I. Aggressive Growth Fund            0.80% of the first $150 million         0.75% of the first $150 million       12/31/2009
                                          0.625% of the next $4.85 billion        0.625% of the next $4.85 billion
                                              0.60% of the next $5 billion            0.60% of the next $5 billion
                                   0.575% of the excess over $10 billion(1)  0.575% of the excess over $10 billion

AIM V.I. Balanced Fund                     0.75% of the first $150 million         0.62% of the first $150 million       12/31/2009
                                           0.50% of the next $4.85 billion         0.50% of the next $4.85 billion
                                             0.475% of the next $5 billion           0.475% of the next $5 billion
                                    0.45% of the excess over $10 billion(1)   0.45% of the excess over $10 billion

AIM V.I. Basic Value Fund                 0.725% of the first $500 million        0.695% of the first $250 million       12/31/2009
                                            0.70% of the next $500 million          0.67% of the next $250 million
                                           0.675% of the next $500 million         0.645% of the next $500 million
                                     0.65% of the excess over $1.5 billion          0.62% of the next $1.5 billion
                                                                                   0.595% of the next $2.5 billion
                                                                                    0.57% of the next $2.5 billion
                                                                                   0.545% of the next $2.5 billion
                                                                              0.52% of the excess over $10 billion

AIM V.I. Blue Chip Fund                    0.75% of the first $350 million        0.695% of the first $250 million       12/31/2009
                                          0.625% of the next $4.65 billion          0.67% of the next $250 million
                                              0.60% of the next $5 billion         0.645% of the next $500 million
                                   0.575% of the excess over $10 billion(1)         0.62% of the next $1.5 billion
                                                                                   0.595% of the next $2.5 billion
                                                                                    0.57% of the next $2.5 billion
                                                                                   0.545% of the next $2.5 billion
                                                                              0.52% of the excess over $10 billion

AIM V.I. Capital Appreciation              0.65% of the first $250 million        0.695% of the first $250 million       06/30/2006
Fund                                       0.60% of the next $4.75 billion          0.67% of the next $250 million
                                             0.575% of the next $5 billion         0.645% of the next $500 million
                                    0.55% of the excess over $10 billion(1)         0.62% of the next $1.5 billion
                                                                                   0.595% of the next $2.5 billion
                                                                                    0.57% of the next $2.5 billion
                                                                                   0.545% of the next $2.5 billion
                                                                              0.52% of the excess over $10 billion

                                                                                                                        MAXIMUM
                                                                                                                      ADVISORY FEE
                                     ANNUAL RATE/NET ASSETS PER ADVISORY           MAXIMUM ADVISORY FEE RATE         RATES COMMITTED
            FUND NAME                             AGREEMENT                          AFTER JANUARY 1, 2005             UNTIL DATE
-------------------------------   ----------------------------------------   -------------------------------------  ----------------
AIM V.I. Capital Development               0.75% of the first $350 million        0.745% of the first $250 million       06/30/2006
Fund                                      0.625% of the next $4.65 billion          0.73% of the next $250 million
                                              0.60% of the next $5 billion         0.715% of the next $500 million
                                   0.575% of the excess over $10 billion(1)         0.70% of the next $1.5 billion
                                                                                   0.685% of the next $2.5 billion
                                                                                    0.67% of the next $2.5 billion
                                                                                   0.655% of the next $2.5 billion
                                                                              0.64% of the excess over $10 billion

AIM V.I. Core Equity Fund                  0.65% of the first $250 million        0.695% of the first $250 million       06/30/2006
                                           0.60% of the next $4.75 billion          0.67% of the next $250 million
                                             0.575% of the next $5 billion         0.645% of the next $500 million
                                    0.55% of the excess over $10 billion(1)         0.62% of the next $1.5 billion
                                                                                   0.595% of the next $2.5 billion
                                                                                    0.57% of the next $2.5 billion
                                                                                   0.545% of the next $2.5 billion
                                                                              0.52% of the excess over $10 billion

AIM V.I. Dent Demographic                    0.77% of the first $2 billion        0.695% of the first $250 million       12/31/2009
Trends Fund                                   0.72% of the next $3 billion          0.67% of the next $250 million
                                             0.695% of the next $5 billion         0.645% of the next $500 million
                                    0.67% of the excess over $10 billion(1)         0.62% of the next $1.5 billion
                                                                                   0.595% of the next $2.5 billion
                                                                                    0.57% of the next $2.5 billion
                                                                                   0.545% of the next $2.5 billion
                                                                              0.52% of the excess over $10 billion

AIM V.I. Diversified Income                0.60% of the first $250 million                                     N/A           N/A
Fund                                 0.55% of the excess over $250 million

AIM V.I. Government Securities             0.50% of the first $250 million                                     N/A           N/A
Fund                                 0.45% of the excess over $250 million

AIM V.I. Growth Fund                       0.65% of the first $250 million        0.695% of the first $250 million       06/30/2006
                                           0.60% of the next $4.75 billion          0.67% of the next $250 million
                                             0.575% of the next $5 billion         0.645% of the next $500 million
                                    0.55% of the excess over $10 billion(1)         0.62% of the next $1.5 billion
                                                                                   0.595% of the next $2.5 billion
                                                                                    0.57% of the next $2.5 billion
                                                                                   0.545% of the next $2.5 billion
                                                                              0.52% of the excess over $10 billion

AIM V.I. High Yield Fund                  0.625% of the first $200 million                                     N/A           N/A
                                            0.55% of the next $300 million
                                            0.50% of the next $500 million
                                       0.45% of the excess over $1 billion

AIM V.I. International Growth              0.75% of the first $250 million       The current advisory fee schedule       06/30/2006
Fund                                       0.70% of the next $4.75 billion           is lower than the uniform fee
                                             0.675% of the next $5 billion           schedule at all asset levels.
                                    0.65% of the excess over $10 billion(1)

                                                                                                                        MAXIMUM
                                                                                                                      ADVISORY FEE
                                     ANNUAL RATE/NET ASSETS PER ADVISORY           MAXIMUM ADVISORY FEE RATE         RATES COMMITTED
            FUND NAME                             AGREEMENT                          AFTER JANUARY 1, 2005             UNTIL DATE
-------------------------------   ----------------------------------------   -------------------------------------  ----------------
AIM V.I. Large Cap Growth Fund               0.75% of the first $1 billion        0.695% of the first $250 million       06/30/2006
                                              0.70% of the next $1 billion          0.67% of the next $250 million
                                      0.625% of the excess over $2 billion         0.645% of the next $500 million
                                                                                    0.62% of the next $1.5 billion
                                                                                   0.595% of the next $2.5 billion
                                                                                    0.57% of the next $2.5 billion
                                                                                   0.545% of the next $2.5 billion
                                                                              0.52% of the excess over $10 billion

AIM V.I. Mid Cap Core Equity              0.725% of the first $500 million       The current advisory fee schedule       06/30/2006
Fund                                        0.70% of the next $500 million           is lower than the uniform fee
                                           0.675% of the next $500 million           schedule at all asset levels.
                                     0.65% of the excess over $1.5 billion

AIM V.I. Money Market Fund                 0.40% of the first $250 million                                     N/A           N/A
                                     0.35% of the excess over $250 million

AIM V.I. Premier Equity Fund               0.65% of the first $250 million        0.695% of the first $250 million       06/30/2006
                                           0.60% of the next $4.75 billion          0.67% of the next $250 million
                                             0.575% of the next $5 billion         0.645% of the next $500 million
                                    0.55% of the excess over $10 billion(1)         0.62% of the next $1.5 billion
                                                                                   0.595% of the next $2.5 billion
                                                                                    0.57% of the next $2.5 billion
                                                                                   0.545% of the next $2.5 billion
                                                                              0.52% of the excess over $10 billion

AIM V.I. Real Estate Fund                0.90% of average daily net assets         0.75% of the first $250 million       06/30/2006
                                                                                    0.74% of the next $250 million
                                                                                    0.73% of the next $500 million
                                                                                    0.72% of the next $1.5 billion
                                                                                    0.71% of the next $2.5 billion
                                                                                    0.70% of the next $2.5 billion
                                                                                    0.69% of the next $2.5 billion
                                                                              0.68% of the excess over $10 billion

AIM V.I. Small Cap Equity Fund           0.85% of average daily net assets        0.745% of the first $250 million       06/30/2006
                                                                                    0.73% of the next $250 million
                                                                                   0.715% of the next $500 million
                                                                                    0.70% of the next $1.5 billion
                                                                                   0.685% of the next $2.5 billion
                                                                                    0.67% of the next $2.5 billion
                                                                                   0.655% of the next $2.5 billion
                                                                              0.64% of the excess over $10 billion

(1) AIM has voluntarily agreed to waive advisory fees payable by the Fund in an amount equal to 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum waiver of 0.175% on net assets in excess of $35 billion.

      AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund.

      AIM has voluntarily agreed to waive a portion of advisory fees payable to each Fund. The amount of the waiver will equal 25% of the advisory fee AIM receives from the Affiliated Money Market Funds as a result of each Fund's investment of uninvested cash in an Affiliated Money Market Fund. Termination of this agreement requires approval by the Board. See "Description of the Funds and Their Investments and Risks - Investment Strategies and Risks - Other Investments - Other Investment Companies."

      AIM has contractually agreed through April 30, 2006, to waive fees and/or reimburse expenses (excluding interest, taxes, dividends on short sales, fund merger and reorganization expenses, extraordinary items, including other items designated as such by the Board, and increases in expenses due to expense offset arrangements, if any) for Series I shares of each Fund (except AIM V.I. High Yield Fund) to the extent necessary to limit Series I shares total annual fund operating expenses to 1.30%. Such contractual fee waivers or reductions may not be terminated or amended to the Fund's detriment during the period stated in the agreement between AIM and the Fund.

      AIM has contractually agreed through April 30, 2006, to waive fees and/or reimburse expenses (excluding interest, taxes, dividends on short sales, fund mergers and reorganization expenses, extraordinary items, including other items designated as such by the Board, and increases in expenses due to expense offset arrangements, if any) for Series I shares of AIM V.I. High Yield Fund to the extent necessary to limit Series I shares total annual fund operating expenses to 1.05%.

Investment Sub-Advisors

      AIM has entered into a Sub-Advisory contract with H.S. Dent Advisors, Inc. ("Dent") (a "Sub-Advisor") to provide investment sub-advisory services to AIM V.I. Dent Demographic Trends Fund, and has entered into a Sub-Advisory contract with INVESCO Institutional (N.A.), Inc. ("INVESCO Institutional") (a "Sub-Advisor") to provide investment sub-advisory services to AIM V.I. Real Estate Fund.

      Both Dent and INVESCO Institutional are registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Dent's responsibilities include providing AIM V.I. Dent Demographic Trends Fund with macroeconomic and sector research, along with investment and market capitalization recommendations analyzing global economic trends. INVESCO Institutional is responsible for AIM V.I. Real Estate Fund's day to day management, including the Fund's investment decisions and the execution of securities transactions, with respect to the Fund. INVESCO Institutional is an affiliate of AIM.

      For the services to be rendered by Dent under its Sub-Advisory Contract, the Advisor will pay to Dent, a fee which will be computed daily and paid as of the last day of each month. On an annual basis, the subadvisory fee is 6.49% of the net management fee for AIM V.I. Dent Demographic Trends Fund; however, no sub-advisory fee shall be due with respect to AIM V.I. Dent Demographic Trends Fund if the net assets of AIM V.I. Dent Demographic Trends Fund fall below $50 million.

      For the services to be rendered by INVESCO Institutional under its Sub-Advisory Contract with respect to AIM V.I. Real Estate Fund, AIM will pay a sub-advisory fee computed daily and paid monthly, at the rate of 40% of AIM's compensation on the sub-advised assets per year, on or before the last day of the next succeeding calendar month.

      Prior to April 30, 2004, INVESCO Funds Group, Inc. ("INVESCO") served as the investment advisor to the AIM V.I. Real Estate Fund.

      The management fees payable by each Fund, the amounts waived by AIM and the net fees paid by each Fund for the last three fiscal years ended December 31 are found in Appendix F.

      Prior to April 30, 2004, INVESCO served as investment advisor to the predecessor to the AIM V.I. Real Estate Fund. During periods outlined in Appendix F, AIM V.I. Real Estate Fund paid INVESCO advisory fees in the dollar amounts shown. If applicable, the advisory fees were offset by credits in the amounts shown in Appendix F, so that the AIM V.I. Real Estate Fund's fees were not in excess of the expense limitations shown, which have been voluntarily agreed to by the Trust and INVESCO. Prior to April 30, 2004, INVESCO Institutional served as sub-advisor to the predecessor to the AIM V.I. Real Estate Fund under a prior agreement.

Portfolio Managers.

      Appendix G contains the following information regarding the portfolio managers identified in each Fund's prospectus:

            -     The dollar range of the manager's investments in each Fund.

            -     A description of the manager's compensation structure.

            - Information regarding other accounts managed by the manager and potential conflicts of interest that might arise from the management of multiple accounts.

Securities Lending Arrangements.

      If a Fund engages in securities lending, AIM will provide the Fund investment advisory services and related administrative services. The Advisory Agreement describes the administrative services to be rendered by AIM if a Fund engages in securities lending activities, as well as the compensation AIM may receive for such administrative services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the agent) in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.

      AIM's compensation for advisory services rendered in connection with securities lending is included in the advisory fee schedule. As compensation for the related administrative services AIM will provide, a lending Fund will pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities. AIM currently intends to waive such fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

Service Agreements

      ADMINISTRATIVE SERVICES AGREEMENT. AIM and the Trust have entered into a Master Administrative Services Agreement ("Administrative Services Agreement") pursuant to which AIM may perform or arrange for the provision of certain accounting and other administrative services to each Fund which are not required to be performed by AIM under the Advisory Agreement. The Administrative Services Agreement provides that it will remain in effect and continue from year to year only if such continuance is specifically approved at least annually by the Board, including the independent trustees, by votes cast in person at a meeting called for such purpose. Under the Administrative Services Agreement, AIM is entitled to receive from the Funds reimbursement of its costs or such reasonable compensation as may be approved by the Board. Currently, AIM is reimbursed for the services of the Trust's principal financial officer and her staff, and any expenses related to fund accounting services. In addition, AIM provides, or assures that Participating Insurance Companies will provide, certain services implementing the Trust's funding arrangements with Participating Insurance Companies. These services include: establishment of compliance procedures; negotiation of participation agreements; preparation of prospectuses, financial reports and proxy statements for existing Contractowners; maintenance of master accounts; facilitation of purchases and redemptions requested by Contractowners; distribution to existing Contractowners copies of prospectuses, proxy materials, periodic Fund reports and other materials; maintenance of records; and Contractowner services and communication. Effective May 1, 1998, the

Funds agreed to reimburse AIM for its costs in reimbursing the Participating Insurance Companies that provide these services, currently subject to an annual limit of 0.25% of the average net assets invested in each Fund by each Participating Insurance Company. Any amounts paid by AIM to a Participating Insurance Company in excess of 0.25% of the average net assets invested in each Fund are paid by AIM out of its own financial resources.

      Administrative services fees paid to AIM by each Fund for the last three fiscal years ended December 31 are found in Appendix H.

Other Service Providers

      TRANSFER AGENT. AIM Investment Services, Inc. ("AIS"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, a registered transfer agent and wholly owned subsidiary of AIM, acts as transfer and dividend disbursing agent for the Funds.

      The Transfer Agency and Service Agreement (the "TA Agreement") between the Trust and AIS provides that AIS will perform certain shareholder services for the Funds. The TA Agreement provides that AIS will receive a per account fee plus out-of-pocket expenses to process orders for purchases, redemptions and exchanges of shares; prepare and transmit payments for dividends and distributions declared by the Funds; maintain shareholder accounts and provide shareholders with information regarding the Funds and their accounts.

      CUSTODIANS. State Street Bank and Trust Company (the "Custodian"), 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of the Funds (except AIM V.I. Money Market Fund). The Bank of New York, 2 Hanson Place, Brooklyn, New York 11217-1431, is custodian of all securities and cash of AIM V.I. Money Market Fund.

      The Custodians are authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Funds to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories. AIM is responsible for selecting eligible foreign securities depositories and for assessing the risks associated with investing in foreign countries, including the risk of using eligible foreign securities depositories in a country. The Custodian is responsible for monitoring eligible foreign securities depositories.

      Under their contract with the Trust, the Custodians maintains the portfolio securities of the Funds, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolios of the Funds and performs other ministerial duties. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets.


      INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Tait, Weller & Baker, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, the Funds' (except AIM V.I. Real Estate Fund) independent registered public accounting firm, and PricewaterhouseCoopers LLP, 1201 Louisiana Street, Suite 2900, Houston, Texas 77002, AIM V.I. Real Estate Fund's independent registered public accounting firm, are responsible for auditing the financial statements of the Funds. The Board has selected PricewaterhouseCoopers as the independent registered public accounting firm of all the Funds for the fiscal year ending December 31, 2005.


      COUNSEL TO THE TRUST. Foley & Lardner, LLP, Washington, D.C., has advised the Trust on certain federal securities law matters.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

      The Sub-advisor has adopted compliance procedures that cover, among other items, brokerage allocation and other trading practices. Unless specifically noted, the Sub-Advisor's procedures do not materially differ from AIM's procedures as set forth below.

      Since purchases and sales of portfolio securities by the AIM V.I. Money Market Fund are usually principal transactions, the Fund incurs little or no brokerage commissions.

Brokerage Transactions

      AIM or the Sub-advisor makes decisions to buy and sell securities for each Fund, selects broker-dealers, effects the Funds' investment portfolio transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. AIM's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. While AIM seeks reasonably competitive commission rates, the Funds may not pay the lowest commission or spread available. See "Brokerage Selection" below.

      Purchases and sales of portfolio securities for AIM V.I. Diversified Income Fund, AIM V.I. Government Securities Fund and AIM V.I. Money Market Fund are generally transacted with the issuer or a primary market maker. In addition, some of the securities in which the Funds invest are traded in over-the-counter markets. Portfolio transactions placed in such markets may be effected at either net prices without commissions, but which include compensation to the broker-dealer in the form of a mark up or mark down, or on an agency basis, which involves the payment of negotiated brokerage commissions to the broker-dealer, including electronic communication networks.

      Traditionally, commission rates have not been negotiated on stock markets outside the United States. Although in recent years many overseas stock markets have adopted a system of negotiated rates, a number of markets maintain an established schedule of minimum commission rates.

      Brokerage commissions paid by each of the Funds during the last three fiscal years ended December 31, are found in Appendix I.

Commissions

      During the last three fiscal years ended December 31, none of the Funds paid brokerage commissions to brokers affiliated with the Funds, AIM, AIM Distributors, or any affiliates of such entities.

      The Funds may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of an AIM Fund, provided the conditions of an exemptive order received by the AIM Funds from the SEC are met. In addition, a Fund may purchase or sell a security from or to certain other AIM Funds or accounts (and may invest in Affiliated Money Market Funds) provided the Funds follow procedures adopted by the Boards of Directors/Trustees of the various AIM Funds, including the Trust. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

Brokerage Selection

      Section 28(e) of the Securities Exchange Act of 1934 provides that AIM, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e)(1), AIM must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or [AIM's] overall responsibilities with respect to the accounts as to which it exercises investment discretion." In addition, the services provided by a broker also must lawfully and appropriately assist AIM in the performance of its investment decision-making responsibilities.

Accordingly, in any transaction, the Fund may pay a higher price than that available from another broker provided that the difference is justified by other aspects of the portfolio execution services provided.

      The Funds are not under any obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities. Brokers who provide supplemental investment research to AIM may receive orders for transactions by a Fund. Information so received will be in addition to and not in lieu of the services required to be performed by AIM under its agreements with the Fund, and the expenses of AIM will not necessarily be reduced as a result of the receipt of such supplemental information. Certain research services furnished by broker-dealers may be useful to AIM in connection with its services to other advisory clients, including the other mutual funds advised by AIM. Also, a Fund may pay a higher price for securities or higher commissions in recognition of research services furnished by broker-dealers.

      Research services received from broker-dealers supplement AIM's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; information concerning prices of securities; and information supplied by specialized services to AIM and to the Trust's trustees with respect to the performance, investment activities, and fees and expenses of other mutual funds. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communications of trade information, the providing of custody services, as well as the providing of equipment used to communicate research information and the providing of specialized consultations with AIM personnel with respect to computerized systems and data furnished to AIM as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

      The outside research assistance is useful to AIM since the broker-dealers used by AIM tend to provide a more in-depth analysis of a broader universe of securities and other matters than AIM's staff follows. In addition, the research provides AIM with a diverse perspective on financial markets. Research services provided to AIM by broker-dealers are available for the benefit of all accounts managed or advised by AIM or by subadvisers to accounts managed or advised by AIM. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by AIM's clients, including the Funds. However, the Funds are not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.

      In some cases, the research services are available only from the broker-dealer providing them. In other cases, the research services may be obtainable from alternative sources in return for cash payments. AIM believes that the research services are beneficial in supplementing AIM's research and analysis and that they improve the quality of AIM's investment advice. The advisory fee paid by the Funds is not reduced because AIM receives such services. However, to the extent that AIM would have purchased research services had they not been provided by broker-dealers, the expenses to AIM could be considered to have been reduced accordingly.


      AIM may determine target levels of brokerage business with various brokers on behalf of its clients (including the Funds) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; and (2) the research services provided by the broker. Portfolio transactions also may be effected through broker-dealers that recommend the Funds to their clients, or that act as agent in the purchase of a Fund's shares for their clients. AIM will not enter into a binding commitment with brokers to place trades with such brokers involving brokerage commissions in precise amounts.

      Foreign equity securities held by a Fund in the form of ADRs or EDRs may be listed on stock exchanges, or traded in OTC markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates.

Directed Brokerage (Research Services)

      Directed brokerage (research services) paid by each of the Funds during the last fiscal year ended December 31, 2004 are found in Appendix J.

Regular Brokers or Dealers

      Information concerning the Funds' acquisition of securities of their regular brokers or dealers during the last fiscal year ended December 31, 2004 is found in Appendix J.

Allocation of Portfolio Transactions

      AIM and its affiliates manage numerous other investment accounts. Some of these accounts may have investment objectives similar to the Funds. Often times, identical securities will be appropriate for investment by one of the Funds and by another Fund or one or more of these investment accounts. However, the position of each account in the same securities and the length of time that each account may hold its investment in the same securities may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund(s) and one or more of these accounts, and is considered at or about the same time, AIM will fairly allocate transactions in such securities among the Fund(s) and these accounts. AIM may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect a Fund's ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

      Sometimes the procedure for allocating portfolio transactions among the various investment accounts advised by AIM results in transactions which could have an adverse effect on the price or amount of securities available to a Fund. In making such allocations, AIM considers the investment objectives and policies of its advisory clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the judgments of the persons responsible for recommending the investment. This procedure would apply to transactions in both equity and fixed income securities.

Allocation of Initial Public Offering ("IPO") Transactions


      Certain of the AIM Funds or other accounts managed by AIM may become interested in participating in IPOs. Purchases of IPO's by one AIM Fund or account may also be considered for purchase by one or more other AIM Funds or accounts. It shall be AIM's practice to specifically combine or otherwise bunch indications of interest for IPOs for all AIM Funds and accounts participating in purchase transactions for that IPO, and, when the full amount of all IPO orders for such AIM Funds and accounts cannot be filled completely, to allocate such transactions in accordance with the following procedures:



      AIM will determine the eligibility of each AIM Fund and account that seeks to participate in a particular IPO by reviewing a number of factors, including market capital/liquidity, suitability and sector/style suitability of the investment with the AIM Fund's or account's investment objective, policies and strategies, and current holdings. The allocation of securities issued in IPOs will be made to eligible AIM Funds and accounts on a pro rata basis based on order size.

                        PURCHASE AND REDEMPTION OF SHARES

      The Trust offers the shares of the Funds, on a continuous basis, to both registered and unregistered separate accounts of affiliated and unaffiliated Participating Insurance Companies to fund variable annuity contracts (the "Contracts") and variable life insurance policies ("Policies"). Each separate account contains divisions, each of which corresponds to a Fund in the Trust. Net purchase payments under the Contracts are placed in one or more of the divisions of the relevant separate account and the assets of each division are invested in the shares of the Fund which corresponds to that division. Each separate account purchases and redeems shares of these Funds for its divisions at net asset value without sales or redemption charges. Currently several insurance company separate accounts invest in the Funds.

      The Trust, in the future, may offer the shares of its Funds to certain pension and retirement plans ("Plans") qualified under the Internal Revenue Code. The relationships of Plans and Plan participants to the Fund would be subject, in part, to the provisions of the individual plans and applicable law. Accordingly, such relationships could be different from those described in this Prospectus for separate accounts and owners of Contracts and Policies, in such areas, for example, as tax matters and voting privileges.

      The Board monitors for possible conflicts among separate accounts (and will do so for plans) buying shares of the Funds. Conflicts could develop for a variety of reasons. For example, violation of the federal tax laws by one separate account investing in a fund could cause the contractors or policies funded through another separate account to lose their tax-deferred status, unless remedial actions were taken. For example, differences in treatment under tax and other laws or the failure by a separate account to comply with such laws could cause a conflict. To eliminate a conflict, the Board may require a separate account or Plan to withdraw its participation in a Fund. A Fund's net asset value could decrease if it had to sell investment securities to pay redemptions proceeds to a separate account (or plan) withdrawing because of a conflict.

Calculation of Net Asset Value


      For AIM V.I. Money Market Fund: The net asset value per share of the Fund is determined daily as of 12:00 noon and the close of the customary trading session of the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Fund. In the event the NYSE closes early (i.e. before 4:00 p.m. Eastern time) on a particular day, the net asset value of the Fund is determined as of the close of the NYSE on such day. Net asset value per share is determined by dividing the value of the Fund's securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all of its liabilities (including accrued expenses and dividends payable) attributable to that class, by the number of shares outstanding of that class and rounding the resulting per share net asset value to the nearest one cent. Determination of the net asset value per share is made in accordance with generally accepted accounting principles.



      The Fund uses the amortized cost method to determine its net asset value. Under the amortized cost method, each investment is valued at its cost and thereafter any discount or premium is amortized on a constant basis to maturity. While this method provides certainty of valuation, it may result in periods in which the amortized cost value of the Fund's investments is higher or lower than the price that would be received if the investments were sold. During periods of declining interest rates, use by the Fund of the amortized cost method of valuing its portfolio may result in a lower value than the market value of the portfolio, which could be an advantage to new investors relative to existing shareholders. The converse would apply in a period of rising interest rates.



      The Fund may use the amortized cost method to determine its net asset value so long as the Fund does not (a) purchase any instrument with a remaining maturity greater than 397 days (for these purposes, repurchase agreements shall not be deemed to involve the purchase by the Fund of the securities pledged as collateral in connection with such agreements) or (b) maintain a dollar-weighted average portfolio maturity in excess of 90 days, and otherwise complies with the terms of rules adopted by the SEC.



      The Board has established procedures designed to stabilize the Fund's net asset value per share at $1.00, to the extent reasonably possible. Such procedures include review of portfolio holdings by the trustees at such intervals as they may deem appropriate. The reviews are used to determine whether net asset value, calculated by using available market quotations, deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to investors or existing shareholders. In the event the trustees determine that a material deviation exists, they intend to take such corrective action as they deem necessary and appropriate. Such actions may include selling portfolio securities prior to maturity in order to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, redeeming shares in kind, or establishing a net asset value per share by using available market quotations , in which case the net asset value could possibly be more or less than $1.00 per share. AIM V.I. Money Market Fund intends to comply with any amendments made to Rule 2a-7 which may require corresponding changes in the Fund's procedures which are designed to stabilize the Fund's price per share at $1.00.



      Under the amortized cost method, each investment is valued at its cost and thereafter any discount or premium is amortized on a constant basis to maturity. While this method provides certainty of valuation, it may result in periods in which the amortized cost value of the Fund's investments is higher or lower than the price that would be received if the investments were sold.





      For All Other Funds: Each Fund determines its net asset value per share once daily as of the close of the customary trading session of the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Fund. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern time) on a particular day, each Fund determines its net asset value per share as of the close of the NYSE on such day. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the NYSE. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. The Funds determine net asset value per share by dividing the value of a Fund's securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all its liabilities (including accrued expenses and dividends payable) attributable to that class, by the total number of shares outstanding of that class. Determination of a Fund's net asset value per share is made in accordance with generally accepted accounting principles. The net asset value for shareholder transactions may be different than the net asset value reported in the Fund's financial statement due to adjustments required by generally accepted accounting principles made to the net assets of the Fund at period end.


      Each equity security (excluding convertible bonds) held by a Fund is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each equity security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing vendors or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") or absent a NOCP, at the closing bid price on that day. Debt securities (including convertible bonds) are fair valued using an evaluated quote on the basis of prices provided by an independent pricing vendor. Evaluated quotes provided by the pricing vendor may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data.


      Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and ask prices.

Securities for which market quotations are not available, including situations where market quotations are unreliable, are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in accordance with procedures approved by the Board. Short-term investments are valued at amortized cost when the security has 60 days or less to maturity.


      Generally, trading in corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the customary trading session of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined at such times. Occasionally, events affecting the values of such securities may occur between the times at which such values are determined and the close of the customary trading session of the NYSE. If AIM believes a development/event has actually caused a closing price to no longer reflect current market value, the closing price may be adjusted to reflect the fair value of the affected security as of the close of the NYSE as determined in good faith using procedures approved by the Board.


      Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Trading in certain foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of each Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE. If an issuer specific event has occurred that AIM determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Issuer specific events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. AIM also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where AIM believes, at the approved degree of certainty, that the price is not reflective of current market value, AIM will use the indication of fair value from the pricing vendor to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time. Multiple factors may be considered by the independent pricing vendor in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds.


      Fund securities primarily traded in foreign markets may be traded in such markets on days that are not business days of the Fund. Because the net asset value per share of each Fund is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may be significantly affected on days when an investor cannot exchange or redeem shares of the Fund.


Redemption In Kind



      Although the Funds, except AIM V.I. Money Market Fund, generally intend to pay redemption proceeds solely in cash, the Funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind). For instance, a Fund may make a redemption in kind if a cash redemption would disrupt its operations or performance. Securities that will be delivered as payment in redemptions in kind will be valued using the same methodologies that the Fund typically utilizes in valuing such securities. Shareholders receiving such securities are likely to incur transaction and brokerage costs on their subsequent sales of such securities, and the securities may increase or decrease in value until the shareholder sells them. The Trust, on behalf of the Funds, has made an election under Rule 18f-1 under the 1940 Act (a "Rule 18f-1 Election"), and therefore, the Trust, on behalf of the Fund, is obligated to redeem for cash all shares presented to such Fund for redemption by any one shareholder in an amount up to the lesser of $250,000 or 1% of that Fund's net assets in any 90-day period. The Rule 18f-1 Election is irrevocable while Rule 18f-1 under the 1940 Act is in effect unless the SEC by order permits withdrawal of such Rule 18f-1 Election.

Payments to Participating Insurance Companies

      AIM or AIM Distributors may, from time to time, at their expense out of their own financial resources, make cash payments to Participating Insurance Companies as an incentive to promote the Funds and/or to retain Participating Insurance Companies' assets in the Funds. Such cash payments may be calculated on the average daily net assets of the applicable Fund(s) attributable to that particular Participating Insurance Company ("Asset-Based Payments"), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. AIM or AIM Distributors may also make other cash payments to Participating Insurance Companies in addition to or in lieu of Asset-Based Payments, in the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives of those dealer firms and their families to places within or outside the United States; meeting fees; entertainment; transaction processing and transmission charges; advertising or other promotional expenses; or other expenses as determined in AIM's or AIM Distributors' discretion. In certain cases these other payments could be significant to the Participating Insurance Companies. Any payments described above will not change the price paid by Participating Insurance Companies for the purchase of the applicable Fund's shares or the amount that any particular Fund will receive as proceeds from such sales. AIM or AIM Distributors determines the cash payments described above in its discretion in response to requests from Participating Insurance Companies, based on factors it deems relevant. Participating Insurance Companies may not use sales of the Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.

                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

      It is the present policy of the Funds to declare and distribute dividends representing substantially all net investment income as follows:


                                                                  DIVIDENDS  DIVIDENDS
                                                                   DECLARED     PAID
                                                                  ---------  ---------
AIM V.I. Aggressive Growth Fund ................................  annually   annually
AIM V.I. Balanced Fund .........................................  annually   annually
AIM V.I. Basic Value Fund.......................................  annually   annually
AIM V.I. Blue Chip Fund ........................................  annually   annually
AIM V.I. Capital Appreciation Fund .............................  annually   annually
AIM V.I. Capital Development Fund ..............................  annually   annually
AIM V.I. Core Equity Fund ......................................  annually   annually
AIM V.I. Dent Demographic Trends Fund...........................  annually   annually
AIM V.I. Diversified Income Fund ...............................  annually   annually
AIM V.I. Government Securities Fund ............................  annually   annually
AIM V.I. Growth Fund ...........................................  annually   annually
AIM V.I. High Yield Fund .......................................  annually   annually
AIM V.I. International Growth Fund .............................  annually   annually
AIM V.I. Large Cap Growth Fund..................................  annually   annually
AIM V.I. Mid Cap Core Equity Fund...............................  annually   annually
AIM V.I. Money Market Fund .....................................     daily    monthly
AIM V.I. Premier Equity Fund ...................................  annually   annually
AIM V.I. Real Estate Fund.......................................  annually   annually
AIM V.I. Small Cap Equity Fund..................................  annually   annually

      All such distributions will be automatically reinvested, at the election of Participating Insurance Companies, in shares of the Fund issuing the distribution at the net asset value determined on the reinvestment date.

      It is each Fund's intention to distribute substantially all of its net investment income and realized net capital gains. In determining the amount of capital gains, if any, available for distribution, capital gains will be offset against available net capital losses, if any, carried forward from previous fiscal periods.

      It is the present policy of each Fund to declare and pay annually net investment income dividends and capital gain distributions, except for AIM V.I. Money Market Fund. It is the Fund's intention to distribute substantially all of its net investment income and realized net capital gain to separate accounts of participating life insurance companies. In determining the amount of capital gains, if any, available for distribution, capital gains will be offset against available net capital losses, if any carried forward from previous fiscal periods. At the election of participating life insurance companies, dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date.

      AIM V.I. Money Market Fund declares net investment income dividends daily and pays net investment income dividends monthly and declares and pays annually any capital gain distributions. The Fund does not expect to realize any long-term capital gains and losses. The Fund may distribute net realized short-term gain, if any, more frequently.

      Should the Trust incur or anticipate any unusual expense, loss or depreciation, which would adversely affect the net asset value per share of AIM V.I. Money Market Fund or the net income per share of a class of the Fund for a particular period, the Board would at that time consider whether to adhere to the present dividend policy described above or to revise it in light of then prevailing circumstances. For example, if the net asset value per share of AIM V.I. Money Market Fund was reduced, or was anticipated to be reduced, below $1.00, the Board might suspend further dividend payments on shares of the Fund until the net asset value returns to $1.00. Thus, such expense, loss or depreciation might result in a shareholder receiving no dividends for the period during which it held shares of the Fund and/or its receiving upon redemption a price per share lower than that which it paid.

Tax Matters

      The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

      Each series of shares of each Fund is treated as a separate association taxable as a corporation. Each Fund intends to qualify under the Internal Revenue Code of 1986, as amended (the "Code"), as a regulated investment company ("RIC") for each taxable year. As a RIC, a Fund will not be subject to federal income tax to the extent it distributes to its shareholders its investment company taxable income and net capital gains.

      In order to qualify as a regulated investment company, each Fund must satisfy certain requirements concerning the nature of its income, diversification of its assets and distribution of its income to shareholders. In order to ensure that individuals holding the Contracts whose assets are invested in a Fund will not be subject to federal income tax on distributions made by the Fund prior to the receipt of payments under the Contracts, each Fund intends to comply with additional requirements of Section 817(h) of the Code relating to both diversification of its assets and eligibility of an investor to be its shareholder. Certain of these requirements in the aggregate may limit the ability of a Fund to engage in transactions involving options, futures contracts, forward contracts and foreign currency and related deposits.

      The holding of the foreign currencies and investments by a Fund in certain "passive foreign investment companies" may be limited in order to avoid imposition of a tax on such Fund.

      Each Fund investing in foreign securities may be subject to foreign withholding taxes on income from its investments. In any year in which more than 50% in value of a Fund's total assets at the close of the taxable year consists of securities of foreign corporations, the Fund may elect to treat any foreign taxes paid by it as if they had been paid by its shareholders. The insurance company segregated asset accounts holding Fund shares should consider the impact of this election.

      Holders of Contracts under which assets are invested in the Funds should refer to the prospectus for the Contracts for information regarding the tax aspects of ownership of such Contracts.

      Because each Fund intends to qualify under the Code as a RIC for each taxable year, each Fund must, among other things, meet the following requirements: A. Each Fund must generally derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies. B. Each Fund must diversify its holdings so that, at the end of each fiscal quarter or within 30 days thereafter: (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items (including receivables), U.S. Government securities, securities of other RICs, and other securities, with such other securities limited, with respect to any one issuer, to an amount not greater than 5% of the Fund's assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other
RICs).

      The Code imposes a nondeductible 4% excise tax on a RIC that fails to distribute during each calendar year the sum of 98% of its ordinary income for the calendar year, plus 98% of its capital gain net income for the 12-month period ending on October 31 of the calendar year. The amount which must be distributed is increased by undistributed income and gains from prior years and decreased by certain distributions in prior years. Each Fund intends to make sufficient distributions to avoid imposition of the excise tax. Some Funds meet an exception which results in their not being subject to excise tax.

      As a RIC, each Fund will not be subject to federal income tax on its income and gains distributed to shareholders if it distributes at least (i) 90% of its investment company taxable income for the taxable year; and (ii) 90% of the excess of its tax-exempt interest income under Code Section 103(a) over its deductions disallowed under Code Sections 265 and 171(a)(2). Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gain of the taxable year and can therefore satisfy the distribution requirement.

      Each Fund intends to comply with the diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements imposed on each Fund by the 1940 Act and Subchapter M of the Code, place certain limitations on (i) the assets of the insurance company separate accounts that may be invested in securities of a single issuer and (ii) eligible investors. Because Section 817(h) and those regulations treat the assets of each Fund as assets of the corresponding division of the insurance company separate accounts, each Fund intends to comply with these diversification requirements. Specifically, the regulations provide that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of a Fund's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and while each U.S. Government agency and instrumentality is considered a separate issuer, a particular foreign government and its agencies, instrumentalities and political subdivisions all will be considered the same issuer. The regulations also provide that a Fund's shareholders are limited, generally, to life insurance company separate accounts, general accounts of the same life insurance company, an investment adviser or affiliate in connection with the creation or management of a Fund or the trustee of a qualified pension plan. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items (including receivables), government securities and securities of other RICs. Failure of a Fund to satisfy the Section 817(h) requirements would result in taxation of and treatment of the Contract holders investing in a corresponding division other than as described in the applicable prospectuses of the various insurance company separate accounts.

                           DISTRIBUTION OF SECURITIES

Distribution Plan

      The Trust has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund's Series II shares (the "Plan"). Each Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of average daily net assets of Series II shares.

      The Plan compensates AIM Distributors for the purpose of financing any activity which is primarily intended to result in the sale of Series II shares of the Funds. Distribution activities appropriate for financing under the Plan include, but are not limited to, the following: expenses relating to the development, preparation, printing and distribution of advertisements and sales literature and other promotional materials describing and/or relating to the Fund; expenses of training sales personnel regarding the Fund; expenses of organizing and conducting seminars and sales meetings designed to promote the distribution of the Series II shares; compensation to financial intermediaries and broker-dealers to pay or reimburse them for their services or expenses in connection with the distribution of the Series II shares to fund variable annuity and variable insurance contracts investing directly in the Series II shares; compensation to sales personnel in connection with the allocation of cash values and premium of variable annuity and variable insurance contracts to investments in the Series II shares; compensation to and expenses of employees of AIM Distributors, including overhead and telephone expenses, who engage in the distribution of the Series II shares; and the costs of administering the Plan.

      Amounts payable by a Fund under the Plan need not be directly related to the expenses actually incurred by AIM Distributors on behalf of each Fund. The Plan does not obligate the Funds to reimburse AIM Distributors for the actual expenses AIM Distributors may incur in fulfilling its obligations under the Plan. Thus, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors at any given time, the Funds will not be obligated to pay more than that fee. If AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee. No provision of this Distribution Plan shall be interpreted to prohibit any payments by the Trust during periods when the Trust has suspended or otherwise limited sales. Payments pursuant to the Plan are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc. ("NASD").

      AIM Distributors may from time to time waive or reduce any portion of its 12b-1 fee for Series II shares. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM Distributors will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM Distributors and the Fund.

      AIM Distributors has contractually agreed through April 30, 2006, to reimburse Rule 12b-1 distribution plan fees for Series II shares of the Funds (except AIM V.I. High Yield Fund) to the extent necessary to limit Series II shares total annual fund operating expenses to 1.45%.

      AIM Distributors has contractually agreed through April 30, 2006, to reimburse Rule 12b-1 distribution plan fees for Series II shares of AIM V.I. High Yield Fund to the extent necessary to limit Series II shares total annual fund operating expenses to 1.20%.

      AIM Distributors has entered into agreements with Participating Insurance Companies and other financial intermediaries to provide the distribution services in furtherance of the Plan. Currently, AIM

Distributors pays Participating Insurance Companies and others at the annual rate of 0.25% of average daily net assets of Series II shares attributable to the Contracts issued by the Participating Insurance Company as compensation for providing such distribution services. AIM Distributors does not act as principal, but rather as agent for the Funds, in making distribution service payments. These payments are an obligation of the Funds and not of AIM Distributors.


      See Appendix I for a list of the amounts paid by Series II shares to AIM Distributors pursuant to the Plan for the year, or period, ended December 31, 2004 and Appendix J for an estimate by category of the allocation of actual fees paid by Series II shares of each Fund pursuant to its respective distribution plan for the year or period ended December 31, 2004.

      As required by Rule 12b-1, the Plan approved by the Board, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the "Rule 12b-1 Trustees"). In approving the Plans in accordance with the requirements of Rule 12b-1, the Trustees considered various factors and determined that there is a reasonable likelihood that the Plan would benefit each Series II class of the Funds and its respective shareholders by, among other things, providing broker-dealers with an incentive to sell additional shares of the Trust, thereby helping to satisfy the Trust's liquidity needs and helping to increase the Trust's investment flexibility.

      Unless terminated earlier in accordance with its terms, the Plan continues from year to year as long as such continuance is specifically approved, in person, at least annually by the Board, including a majority of the Rule 12b-1 Trustees. The Plan requires AIM Distributors to provide the Board at least quarterly with a written report of the amounts expended pursuant to the Distribution Plan and the purposes for which such expenditures were made. The Board reviews these reports in connection with their decisions with respect to the Plan. A Plan may be terminated as to any Fund or Series II shares by the vote of a majority of the Rule 12b-1 Trustees or, with respect to the Series II shares, by the vote of a majority of the outstanding voting securities of the Series II shares.

      Any change in the Plan that would increase materially the distribution expenses paid by the Series II shares requires shareholder approval. No material amendment to the Plan may be made unless approved by the affirmative vote of a majority of the Rule 12b-1 Trustees cast in person at a meeting called for the purpose of voting upon such amendment.

Distributor

      The Trust has entered into a master distribution agreement relating to the Funds (the "Distribution Agreement") with AIM Distributors, a registered broker-dealer and a wholly owned subsidiary of AIM, pursuant to which AIM Distributors acts as the distributor of shares of the Funds. The address of AIM Distributors is P.O. Box 4739, Houston, Texas 77210-4739. Certain trustees and officers of the Trust are affiliated with AIM Distributors. See "Management of the Trust."

      The Distribution Agreement provides AIM Distributors with the exclusive right to distribute shares of the Funds on a continuous basis.

      The Trust (on behalf of any class of any Fund) or AIM Distributors may terminate the Distribution Agreement on sixty (60) days' written notice without penalty. The Distribution Agreement will terminate automatically in the event of its assignment.

                         CALCULATION OF PERFORMANCE DATA

      Although performance data may be useful to prospective investors when comparing a Fund's performance with other funds and other potential investments, investors should note that the methods of computing performance of other potential investments are not necessarily comparable to the methods employed by a Fund.

Average Annual Total Return Quotation

      Certain Funds may use a restated or a blended performance calculation to derive certain performance data shown in this Statement of Additional Information and in the Funds' advertisements and other sales material. If the Funds' Series II shares were not offered to the public during the performance period covered, the performance data shown will be the restated historical performance of the Funds' Series I shares at net asset value, adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. If the Funds' Series II shares were offered to the public only during a portion of the performance period covered, the performance data shown will be the blended returns of the historical performance of the Funds' Series II shares since their inception and the restated historical performance of the Funds' Series I shares (for periods prior to inception of the Series II shares) at net asset value, adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. If the Funds' Series II shares were offered to the public during the entire performance period covered, the performance data shown will be the historical performance of the Funds' Series II shares.

      A restated or blended performance calculation may be used to derive the following for all Funds, except AIM V.I. Money Market Fund: (i) standardized average annual total returns over one, five and ten years (or since inception if less than ten years) and (ii) non-standardized cumulative total returns over a stated period.

      A restated or blended performance calculation may be used to derive the following for AIM V.I. Money Market Fund: (i) non-standardized average annual total returns over a stated period, and (ii) non-standardized cumulative total returns over a stated period.

      The standard formula for calculating average annual total return is as follows:

                                   P(1+T)(n)=ERV

Where  P   =  a hypothetical initial payment of $1,000;

       T   =  average annual total return (assuming the applicable maximum sales load is deducted at the beginning of the 1, 5, or 10 year periods);

       n   =  number of years; and

       ERV = ending redeemable value of a hypothetical $1,000 payment at the end of the 1, 5, or 10 year periods (or fractional portion of such period).

The cumulative total returns for each Fund, with respect to its Series I and Series II shares, for the one, five and ten year periods (or since inception if less than ten years) ended December 31 are found in Appendix M.

Yield Quotation

      Income calculated for purposes of calculating a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distributions from the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

       The standard formula for calculating yield for each Fund is as follows:

                         YIELD = 2[((a-b)/(c x d)+1)(6)-1]

Where  a  =  dividends and interest earned during a stated 30-day period. For purposes of this calculation, dividends are accrued rather than recorded on the ex-dividend date. Interest earned under this formula must generally be calculated based on the yield to maturity of each obligation (or, if more appropriate, based on yield to call date);

       b  =  expenses accrued during period (net of reimbursements);

       c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and

       d  =  the maximum offering price per share on the last day of the period.

      The standard formula for calculating annualized yield for AIM V.I. Money Market Fund is as follows:

                           Y = Base Period Return   x         365/7

      Where Y  =  annualized yield;
                  Base Period Return = (V(1) - V(0))/V(0)

          V(0) = the value of a hypothetical pre-existing account in the Fund having a balance of one share at the beginning of a stated seven-day period; and

          V(1) = the value of such an account at the end of the stated period.

      The standard formula for calculating effective annualized yield for the Fund is as follows:

                           EY = (Base Period Return + 1)(365/7 - 1)

      Where EY =  effective annualized yield; and

             Y =  annualized yield, as determined above.

Performance Information

      All advertisements of the Funds will disclose the maximum sales charge (including deferred sales charges) imposed on purchases of a Fund's shares. If any advertised performance data does not reflect the maximum sales charge (if any), such advertisement will disclose that the sales charge has not been deducted in computing the performance data, and that, if reflected, the maximum sales charge would reduce the performance quoted. Further information regarding each Fund's performance is contained in that Fund's annual report to shareholders, which is available upon request and without charge.

      From time to time, AIM or its affiliates may waive all or a portion of their fees and/or assume certain expenses of any Fund. Fee waivers or reductions or commitments to reduce expenses will have the effect of increasing that Fund's yield and total return.




      The performance of each Fund will vary from time to time and past results are not necessarily indicative of future results.

      Total return and yield figures for the Funds are neither fixed nor guaranteed. The Funds may provide performance information in reports, sales literature and advertisements. The Funds may also, from time to time, quote information about the Funds published or aired by publications or other media entities which contain articles or segments relating to investment results or other data about one or more of the Funds. The following is a list of such publications or media entities:

Advertising Age
Barron's
Best's Review
Bloomberg
Broker World
Business Week
Changing Times
Christian Science Monitor
Consumer Reports
Economist
FACS of the Week
Financial Planning
Financial Product News
Financial Services Week
Financial World
Forbes
Fortune
Hartford Courant Inc.
Institutional Investor
Insurance Forum
Insurance Week
Investor's Business Daily
Journal of the American
   Society of CLU & ChFC
Kiplinger Letter
Washington Post
Money
Mutual Fund Forecaster
Nation's Business
New York Times
Pension World
Pensions & Investments
Personal Investor
Philadelphia Inquirer
The Bond Buyer
USA Today
U.S. News & World Report
Wall Street Journal
CNN
CNBC
PBS

      Each Fund may also compare its performance to performance data of similar mutual funds as published by the following services:

      Bank Rate Monitor
      Donoghue's
      Mutual Fund Values (Morningstar)

      Stanger
      Weisenberger
      Lipper, Inc.

      Each Fund's performance may also be compared in advertising to the performance of comparative benchmarks such as the following:

      Lipper Balanced Fund Index
      Lipper European Fund Index
      Lipper Global Fund Index
      Lipper International Fund Index
      Lipper Multi Cap Core Fund Index
      Lipper Multi Cap Growth Fund Index
      Lipper Science & Technology Fund Index
      Lipper Small Cap Core Fund Index
      Lipper Small Cap Growth Fund Index
      Lipper Large Cap Core Fund Index
      Russell 1000 Index
      Russell 1000 Value Index
      Russell 2000(R) Index
      Russell 3000(R) Index
      Russell 1000(R) Growth Index
      Russell 3000 Growth Index
      Lehman Aggregate Bond Index
      Dow Jones Global Utilities Index
      MSCI All Country World Index
      MSCI EAFE Index
      MSCI Europe Index
      PSE Tech 100 Index
      Standard & Poor's 500 Index
      Wilshire 5000 Index
      NASDAQ Index
      Real Estate Funds

      Each Fund may also compare its performance to rates on Certificates of Deposit and other fixed rate investments such as the following:

      10 year Treasury Notes
      90 day Treasury Bills

      Advertising for the Funds may from time to time include discussions of general economic conditions and interest rates. Advertising for such Funds may also include references to the use of those Funds as part of an individual's overall retirement investment program. From time to time, sales literature and/or advertisements for any of the Funds may disclose: (i) the largest holdings in the Fund's portfolio; (ii) certain selling group members; (iii) certain institutional shareholders; (iv) measurements of risk, including standard deviation, Beta and Sharpe ratios; and/or (v) capitalization and sector analyses of holdings in the Funds' portfolios.

      From time to time, the Funds' sales literature and/or advertisements may discuss generic topics pertaining to the mutual fund industry. This includes, but is not limited to, literature addressing general information about mutual funds, variable annuities, dollar-cost averaging, stocks, bonds, money markets, certificates of deposit, retirement, retirement plans, asset allocation, tax-free investing, college planning and inflation.


      From time to time, AIM V.I. Dent Demographic Trends Fund's sales literature and/or advertisements may quote (i) Harry S. Dent, Jr.'s theories on why the coming decade may offer unprecedented opportunities for investors, including his opinions on the stock market outlook and where growth may be strongest; (ii) Harry S. Dent, Jr.'s opinions and theories from his books and publications, including, but not limited to, Job Shock, The Great Boom Ahead and The Roaring 2000s, including his beliefs that (a) people's spending patterns may help predict the stock market, (b) the stock market has tended to perform best when a generation has reached its peak spending years from ages 45-50, and (c) as more and more baby boomers reach their peak spending age, they could propel stock prices up for the next decade; and (iii) Harry S. Dent, Jr.'s S-curve analysis, a forecasting tool used to analyze products that show remarkable growth.


     SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING


      On October 8, 2004, IFG (the former investment advisor to certain AIM Funds) and AIM reached final settlements with certain regulators, including without limitation the SEC, the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, AIM Distributors (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that AIM Distributors violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.



      Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and AIM Distributors agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and AIM Distributors will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC.



      Under the terms of the settlements, AIM is undertaking certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.


      The SEC has also settled market timing enforcement actions against Raymond
R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.



                   REGULATORY INQUIRIES AND PENDING LITIGATION


      The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

      As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future. This statement of additional information will be supplemented periodically to disclose any such additional regulatory actions, civil lawsuits and/or regulatory inquiries.

      Ongoing Regulatory Inquiries Concerning IFG and AIM

      IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG.

      AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds.


      Pending Regulatory Civil Action Alleging Market Timing



      On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed civil proceedings against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in these proceedings. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code
Section 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection
Act). The WVAG complaint is seeking injunctive relief; civil monetary penalties; a writ of quo warranto against the defendants; pre-judgment and post-judgment interest; costs and expenses, including counsel fees; and other relief.



      If AIM is unsuccessful in its defense of the WVAG proceedings, it could be barred from serving as an investment adviser for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP PLC, from serving as an investment advisor to any registered investment company, including your Fund. Your Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as your Fund's investment advisor. There is no assurance that such exemptive relief will be granted.


      Private Civil Actions Alleging Market Timing

      Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of January 18, 2005 is set forth in Appendix N-1.

      All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties. A list identifying the amended complaints in the MDL Court is included in Appendix N-1. Plaintiffs in one of the underlying lawsuits transferred to the MDL Court continue to seek remand of their action to state court. This lawsuit is identified in Appendix N-1.

      Private Civil Actions Alleging Improper Use of Fair Value Pricing

      Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of January 18, 2005 is set forth in Appendix N-2.

      Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

      Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, IINA, AIM Distributors and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of January 18, 2005 is set forth in Appendix N-3.


      Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes



      Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of January 18, 2005 is set forth in Appendix N-4.


      Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

      Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIS and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees. A list identifying such lawsuits that have been served on IFG, AIM, the AIM

Funds or related entities, or for which service of process has been waived, as of January 18, 2005 is set forth in Appendix N-5.

      Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

      A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. ("AIM Capital") and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws; (ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees. Such lawsuit, which was served on AIM and AIM Capital on January 18, 2005, is set forth in Appendix N-6.

                                   APPENDIX A

                           RATINGS OF DEBT SECURITIES

      The following is a description of the factors underlying the debt ratings of Moody's, S&P and Fitch:

                         MOODY'S LONG-TERM DEBT RATINGS

      Moody's corporate ratings areas follows:

      Aaa: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. These are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk in Aa rated bonds appear somewhat larger than those securities rated Aaa.

      A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                     MOODY'S SHORT-TERM PRIME RATING SYSTEM

      Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

      Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers.

PRIME-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

      Note: In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

      Moody's municipal ratings are as follows:

            MOODY'S U.S. LONG-TERM MUNICIPAL BOND RATING DEFINITIONS

      Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues.

      Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

      Aaa: Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

      Aa: Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

      A: Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

      Baa: Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

      Ba: Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

      B: Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

      Caa: Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

      Ca: Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

      C: Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

      Note: Also, Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

                     MOODY'S MIG/VMIG US SHORT-TERM RATINGS

      In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels - MIG 1 through MIG 3.

      In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

      In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

      The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

      MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

      Gradations of investment quality are indicated by rating symbols, with each symbol representing a group in which the quality characteristics are broadly the same.

MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

           STANDARD & POOR'S LONG-TERM CORPORATE AND MUNICIPAL RATINGS

      Issue credit ratings are based in varying degrees, on the following considerations: likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

      The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

      S&P describes its ratings for corporate and municipal bonds as follows:

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA:   Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A:    Debt rated A has a strong capacity to meet its financial commitments although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

BB-B-CCC-CC-C: Debt rated BB, B, CCC, CC and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

NR: Not Rated.

                                S&P DUAL RATINGS

      S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

      The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example,

AAA/A-1+). With short-term demand debt, the note rating symbols are used with the commercial paper rating symbols (for example, SP-1+/A-1+).

                          S&P COMMERCIAL PAPER RATINGS

      An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

      These categories are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment.They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B:    Issues rated 'B' are regarded as having only speculative capacity for timely payment.

C:    This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D:    Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period.

                        S&P SHORT-TERM MUNICIPAL RATINGS

      An S&P note rating reflect the liquidity factors and market-access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note); and source of payment (the more dependant the issue is on the market for its refinancing, the more likely it will be treated as a note).

      Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

                         FITCH LONG-TERM CREDIT RATINGS

      Fitch Ratings provides an opinion on the ability of an entity or of a securities issue to meet financial commitments, such as interest, preferred dividends, or repayment of principal, on a timely basis. These credit ratings apply to a variety of entities and issues, including but not limited to sovereigns, governments, structured financings, and corporations; debt, preferred/preference stock, bank loans, and counterparties; as well as the financial strength of insurance companies and financial guarantors.

      Credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. Thus, the use of credit ratings defines their function: "investment grade" ratings (international Long-term 'AAA' - 'BBB' categories; Short-term 'F1' - 'F3') indicate a relatively low probability of default, while those in the "speculative" or "non-investment grade" categories (international Long-term 'BB'
- 'D'; Short-term 'B' - 'D') either signal a higher probability of default or that a default has already occurred. Ratings imply no specific prediction of default probability. However, for example, it is relevant to note that over the long term, defaults on 'AAA' rated U.S. corporate bonds have averaged less than 0.10% per annum, while the equivalent rate for 'BBB' rated bonds was 0.35%, and for 'B' rated bonds, 3.0%.

      Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

      Entities or issues carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

      Fitch credit and research are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments of any security.

      The ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch Ratings believes to be reliable. Fitch Ratings does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

      Our program ratings relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e., those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

      Credit ratings do not directly address any risk other than credit risk. In particular, these ratings do not deal with the risk of loss due to changes in market interest rates and other market considerations.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong capacity for timely payment of financial commitments, which is unlikely to be affected by foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor has a very strong capacity for timely payment of financial commitments which is not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances are more likely to impair this capacity.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR: Indicates that Fitch does not rate the specific issue.

WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced and at Fitch's discretion, when Fitch Ratings deems the amount of information available to be inadequate for ratings purposes.

RATINGWATCH: Ratings are placed on RatingWatch to notify investors that there is a reasonable possibility of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. RatingWatch is typically resolved over a relatively short period.

                      FITCH SPECULATIVE GRADE BOND RATINGS

BB: Bonds are considered speculative. There is a possibility of credit risk developing, particularly as the result of adverse economic changes over time. However, business and financial alternatives may be available to allow financial commitments to be met. ' B: Bonds are considered highly speculative. Significant credit risk is present but a limited margin of safety remains. While bonds in this class are currently meeting financial commitments, the capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC: Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

CC: Default of some kind appears probable.

C:    Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and are valued on the basis of their prospects for achieving partial or full recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in categories below CCC.

                         FITCH SHORT-TERM CREDIT RATINGS

      The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as in the case of the higher ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could result in a reduction to non-investment grade.

B:    Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C:    High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D:    Default. Issues assigned this rating are in actual or imminent payment default.

                                   APPENDIX B
                              TRUSTEES AND OFFICERS


                              As of March 31, 2005


The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                            TRUSTEE
NAME, YEAR OF BIRTH AND     AND/OR
POSITION(S) HELD WITH THE   OFFICER                                                    OTHER DIRECTORSHIP(S)
          TRUST             SINCE    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS         HELD BY TRUSTEE
-------------------------   -------  -------------------------------------------      ----------------------
INTERESTED PERSONS

Robert H. Graham(1) --       1993    Director and Chairman, A I M Management Group             None
1946                                 Inc. (financial services holding company);
Trustee, Vice Chair and              Director and Vice Chairman, AMVESCAP PLC; and
President                            Chairman of AMVESCAP PLC -  AIM Division
                                     (parent, AIM and a global investment management
                                     firm)
                                     Formerly: President and Chief Executive
                                     Officer, A I M Management Group Inc.; Director,
                                     Chairman and President, A I M Advisors, Inc.
                                     (registered investment advisor); Director and
                                     Chairman, A I M Capital Management, Inc.
                                     (registered investment advisor), A I M
                                     Distributors, Inc. (registered broker dealer),
                                     AIM Investment Services, Inc. (registered
                                     transfer agent), and Fund Management Company
                                     (registered broker dealer); and Chief Executive
                                     Officer, AMVESCAP PLC - Managed Products

Mark H. Williamson(2) --     2003    Director, President and Chief Executive                   None
1951 Trustee and                     Officer, A I M Management Group Inc. (financial
Executive Vice President             services holding company); Director, Chairman
                                     and President, A I M Advisors, Inc. (registered
                                     investment advisor); Director, A I M Capital
                                     Management, Inc. (registered investment
                                     advisor) and A I M Distributors, Inc.
                                     (registered broker dealer), Director and
                                     Chairman, AIM Investment Services, Inc.
                                     (registered transfer agent), Fund Management
                                     Company (registered broker dealer) and INVESCO
                                     Distributors, Inc.; and Chief Executive
                                     Officer, AMVESCAP PLC - AIM Division (parent of
                                     AIM and a global investment management firm)

                                     Formerly: Director, Chairman, President and
                                     Chief Executive Officer, INVESCO Funds Group,
                                     Inc.; President and Chief Executive Officer,
                                     INVESCO Distributors, Inc.; and Chief Executive
                                     Officer, AMVESCAP PLC - Managed Products

-----------------------
(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham serves as Chairman of the Board.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

                              TRUSTEE
NAME, YEAR OF BIRTH AND       AND/OR
POSITION(S) HELD WITH THE     OFFICER                                                        OTHER DIRECTORSHIP(S)
          TRUST               SINCE      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS            HELD BY TRUSTEE
-------------------------     -------    -------------------------------------------        ------------------------
INDEPENDENT TRUSTEES

Bruce L. Crockett(3) -- 1944   1993       Chairman, Crockett Technology Associates          ACE Limited (insurance
Trustee and Chair                         (technology consulting company)                   company); and Captaris,
                                                                                            Inc. (unified messaging
                                                                                            provider)

Bob R. Baker - 1936             2004      Retired                                           None
Trustee

Frank S. Bayley -- 1939         2001      Retired                                           Badgley Funds, Inc.
Trustee                                   Formerly:  Partner, law firm of Baker &           (registered investment
                                          McKenzie                                          company)

James T. Bunch - 1942           2004      Co-President and Founder, Green, Manning &        None
Trustee                                   Bunch Ltd. (investment banking firm); and
                                          Director, Policy Studies, Inc. and Van Gilder
                                          Insurance Corporation

Albert R. Dowden --  1941       2000      Director of a number of public and private        None
Trustee                                   business corporations, including the Boss
                                          Group, Ltd. (private investment and
                                          management); Cortland Trust, Inc.(Chairman)
                                          (registered investment company); Annuity and
                                          Life Re (Holdings), Ltd. (insurance company);
                                          and CompuDyne Corporation (provider of products
                                          and services to the public security market)
                                          Formerly: Director, President and Chief
                                          Executive Officer, Volvo Group North America,
                                          Inc.; Senior Vice President, AB Volvo; and
                                          director of various affiliated Volvo companies

Edward K. Dunn, Jr. -- 1935     1998      Retired                                           None
Trustee
                                          Formerly: Chairman, Mercantile Mortgage Corp.;
                                          President and  Chief Operating Officer,
                                          Mercantile-Safe Deposit & Trust Co.; and
                                          President, Mercantile Bankshares Corp.

Jack M. Fields -- 1952          1997      Chief Executive Officer, Twenty First Century     Administaff; and
Trustee                                   Group, Inc. (government affairs company) and      Discovery Global
                                          Owner, Dos Angelos Ranch, L.P.                    Education Fund
                                                                                            (non-profit)
                                          Formerly:  Chief Executive Officer, Texana
                                          Timber LP (sustainable forestry company)


--------------
(3)     Mr. Crockett was elected Chair of the Board effective October 4, 2004.

                            TRUSTEE
NAME, YEAR OF BIRTH AND     AND/OR
POSITION(S) HELD WITH THE   OFFICER                                                      OTHER DIRECTORSHIP(S)
          TRUST              SINCE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS            HELD BY TRUSTEE
-------------------------   -------  -------------------------------------------        ------------------------
Carl Frischling -- 1937      1993     Partner, law firm of Kramer Levin Naftalis and     Cortland Trust, Inc.
Trustee                               Frankel LLP                                        (registered investment
                                                                                         company)

Gerald J. Lewis - 1933       2004     Chairman, Lawsuit Resolution Services (San         General Chemical Group,
Trustee                               Diego, California)                                 Inc.

Prema Mathai-Davis -- 1950   1998     Formerly: Chief Executive Officer, YWCA of the     None
Trustee                               USA

Lewis F. Pennock -- 1942     1993     Partner, law firm of Pennock & Cooper              None
Trustee

Ruth H. Quigley -- 1935      2001     Retired                                            None
Trustee

Larry Soll - 1942            2004     Retired                                            None
Trustee

OTHER OFFICERS

Lisa O. Brinkley(4) - 1959   2004     Senior Vice President, A I M Management Group      N/A
Senior Vice President and             Inc. (financial services holding company);
Chief Compliance Officer              Senior Vice President and Chief Compliance
                                      Officer, A I M Advisors, Inc.; Vice President
                                      and Chief Compliance Officer, A I M Capital
                                      Management, Inc.; and Vice President, A I M
                                      Distributors, Inc., AIM Investment Services,
                                      Inc. and Fund Management Company

                                      Formerly:  Senior Vice President and Compliance
                                      Director, Delaware Investments Family of Funds;
                                      and Chief Compliance Officer, A I M Distributors,
                                      Inc.

--------------------
(4) Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.

                            TRUSTEE
NAME, YEAR OF BIRTH AND     AND/OR
POSITION(S) HELD WITH THE   OFFICER                                                     OTHER DIRECTORSHIP(S)
          TRUST              SINCE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS           HELD BY TRUSTEE
-------------------------   -------  -------------------------------------------        ------------------------
Kevin M. Carome -- 1956      2003     Director, Senior Vice President, Secretary and       N/A
Senior Vice President,                General Counsel, A I M Management Group Inc.
Chief Legal Officer and               (financial services holding company) and A I M
Secretary                             Advisors, Inc.; Director and Vice President,
                                      INVESCO Distributors, Inc.; Vice President, A I
                                      M Capital Management, Inc. and AIM Investment
                                      Services, Inc.; Director, Vice President and
                                      General Counsel, Fund Management Company; and
                                      Senior Vice President, A I M Distributors, Inc.

                                      Formerly:  Vice President, A I M Distributors,
                                      Inc.; Senior Vice President and General
                                      Counsel, Liberty Financial Companies, Inc.; and
                                      Senior Vice President and General Counsel,
                                      Liberty Funds Group, LLC

Russell C. Burk(5) - 1958     2005    Formerly:  Director of Compliance and Assistant      N/A
Senior Vice President                 General Counsel, ICON Advisers, Inc.; Financial
                                      Consultant, Merrill Lynch; General Counsel and
                                      Director of Compliance, ALPS Mutual Funds, Inc.

Robert G. Alley - 1948        1993    Managing Director, Chief Fixed Income Officer        N/A
Vice President                        and Senior Investment Officer, A I M Capital
                                      Management, Inc.; and Vice President, A I M
                                      Advisors, Inc.

Stuart W. Coco -- 1955        1993    Managing Director and Director of Money Market       N/A
Vice President                        Research and Special Projects, A I M Capital
                                      Management, Inc.; and Vice President, A I M
                                      Advisors, Inc.

Sidney M. Dilgren -- 1961     2004    Vice President and Fund Treasurer, A I M             N/A
Vice President and                    Advisors, Inc.
Treasurer                             Formerly:  Senior Vice President, AIM
                                      Investment Services, Inc.; and Vice President,
                                      A I M Distributors, Inc.


----------------------
(5) Mr. Burk was elected Senior Vice President of the Trust effective February 15, 2005.

  NAME, YEAR OF BIRTH AND           TRUSTEE
POSITION(S) HELD WITH THE           AND/OR                                                                     OTHER DIRECTORSHIP(S)
          TRUST                  OFFICER SINCE           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS              HELD BY TRUSTEE
-------------------------        -------------           -------------------------------------------           ---------------------
J. Philip Ferguson(6) -- 1945           2005       Senior Vice President and Chief Investment Officer, A I M    N/A
Vice President                                     Advisors Inc.; Director, Chairman, Chief Executive
                                                   Officer, President and Chief Investment Officer, A I M
                                                   Capital Management, Inc; Executive Vice President,
                                                   A I M Management Group Inc.

                                                   Formerly:  Senior Vice President, AIM Private Asset
                                                   Management, Inc.; Chief Equity Officer, and Senior
                                                   Investment Officer, A I M Capital Management, Inc.; and
                                                   Managing Partner, Beutel, Goodman Capital Management

Mark D. Greenberg -- 1957               2004       Senior Vice President and Senior Portfolio Manager, A I M    N/A
Vice President                                     Capital Management, Inc.

                                                   Formerly:  Senior Vice President and Senior Portfolio
                                                   Manager, INVESCO Institutional (N.A.), Inc.

William R. Keithler -- 1952             2004       Senior Vice President and Senior Portfolio Manager, A I M    N/A
Vice President                                     Capital Management, Inc.

                                                   Formerly:  Senior Vice President, Director of Sector
                                                   Management and Senior Portfolio Manager, INVESCO
                                                   Institutional (N.A.), Inc.

Karen Dunn Kelley -- 1960               1993       Director of Cash Management, Managing Director and           N/A
Vice President                                     Chief Cash Management Officer, A I M Capital
                                                   Management, Inc.; Director and President, Fund
                                                   Management Company; and Vice President, A I M Advisors,
                                                   Inc.


--------------
(6) Mr. Ferguson was elected Vice President of the Trust effective February 14, 2005.

                        TRUSTEE OWNERSHIP OF FUND SHARES


                              AS OF MARCH 31, 2005



                                                                                   AGGREGATE DOLLAR RANGE OF
                                                                                    EQUITY SECURITIES IN ALL
                                                                                      REGISTERED INVESTMENT
                                                                                      COMPANIES OVERSEEN BY
                                 DOLLAR RANGE OF EQUITY SECURITIES                TRUSTEE IN THE AIM FAMILY OF
NAME OF TRUSTEE                             PER FUND                                      FUNDS(R)
---------------                  ---------------------------------                ----------------------------
Robert H. Graham                 V.I. Core Stock  Over $ 100,00                    Over $100,000
                                 V.I. Growth      Over $100,000
Mark H. Williamson                            -0-                                        Over $100,000
Bob R. Baker                                  -0-                                        Over $100,000
Frank S. Bayley                               -0-                                        Over $100,000
James T. Bunch                                -0-                                        Over $100,000
Bruce L. Crockett                             -0-                                     $50,001 - $100,000
Albert R. Dowden                              -0-                                        Over $100,000
Edward K. Dunn, Jr.                           -0-                                      Over $100,000(8)
Jack M. Fields                                -0-                                      Over $100,000(8)
Carl Frischling                               -0-                                      Over $100,000(8)
Gerald J. Lewis                               -0-                                        Over $100,000
Prema Mathai-Davis                            -0-                                       $1 - $10,000(8)
Lewis F. Pennock                              -0-                                        Over $100,000
Ruth H. Quigley                               -0-                                      $10,001 - $50,000
Larry Soll                                    -0-                                        Over $100,000



(7) During the above period, no Trustee had any equity securities in the Funds.



(8) Includes the total amount of compensation deferred by the trustee at his or her election. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM Funds.

                                   APPENDIX C

                           TRUSTEE COMPENSATION TABLE

      Set forth below is information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2004:


                                                              ESTIMATED
                                                               ANNUAL
                                             RETIREMENT        BENEFITS
                           AGGREGATE         BENEFITS           UPON                TOTAL
                          COMPENSATION        ACCRUED         RETIREMENT         COMPENSATION
                           FROM THE           BY ALL         FROM ALL AIM       FROM ALL AIM
   TRUSTEE                TRUST(1)(2)       AIM FUNDS(3)       FUNDS(4)          FUNDS(5)(6)
-------------------       ------------      ------------     ------------       -------------
Bob R. Baker              $  26,712         $  198,871       $  144,786          $  189,750
Frank S. Bayley              29,676            175,241          112,500             193,500
James T. Bunch               26,098            143,455          112,500             186,000
Bruce L. Crockett            34,592             75,638          112,500             223,500
Albert R. Dowden             29,514             93,210          112,500             192,500
Edward K. Dunn, Jr.          29,676            133,390          112,500             193,500
Jack M. Fields               28,447             48,070          112,500             186,000
Carl Frischling(7)           28,322             62,040          112,500             185,000
Gerald J. Lewis              26,098            143,455          112,500             186,000
Prema Mathai-Davis           29,062             55,768          112,500             189,750
Lewis F. Pennock             28,447             80,777          112,500             186,000
Ruth H. Quigley              29,062            154,767          112,500             189,750
Louis S. Sklar(8)            28,447            115,160          101,250             186,000
Larry Soll                   26,098            184,356          130,823             186,000


(1) Amounts shown are based on the fiscal year ended December 31, 2004. The total amount of compensation deferred by all trustees of the Trust during the fiscal year ended December 31, 2004, including earnings, was $101,508.

(2) At the request of the trustees, AMVESCAP has agreed to reimburse the Trust for Fund expenses related to market timing matters. "Aggregate Compensation From the Trust" above does not include $5,770 of trustee compensation which, pursuant to such agreement, was reimbursed by AMVESCAP during the fiscal year ended December 31, 2004.

(3) During the fiscal year ended December 31, 2004, the total amount of expenses allocated to the Trust in respect of such retirement benefits was $ 132,892.


(4) These amounts represent the estimated annual benefits payable by the AIM Funds upon the trustee's retirement. These estimated benefits assume each trustee serves until his or her normal retirement date and has ten years of service.


(5) All trustees currently serve as trustees of 19 registered investment companies advised by AIM.

(6) At the request of the trustees, AMVESCAP has agreed to reimburse the Trust for Fund expenses related to market timing matters. "Total Compensation From All AIM Funds" above does not include $44,000 of trustee compensation which, pursuant to such agreement, was reimbursed by AMVESCAP during the calendar year ended December 31, 2004.


(7) During the fiscal year ended December 31, 2004 the Trust paid $84,715 in legal fees to Kramer Levin Naftalis & Frankel LLP for services rendered by such firm as counsel to the independent trustees of the Trust. Mr. Frischling is a partner of such firm.


(8)   Mr. Sklar retired effective December 31, 2004.

                                   APPENDIX D

                          PROXY POLICIES AND PROCEDURES

THE PROXY VOTING POLICIES APPLICABLE TO EACH FUND (EXCEPT AIM V.I. REAL ESTATE
FUND) FOLLOW:


A.    PROXY POLICIES



      Each of A I M Advisors, Inc., A I M Capital Management, Inc., AIM Private Asset Management, Inc. and AIM Alternative Asset Management Company (each an "AIM Advisor" and collectively "AIM") has the fiduciary obligation to, at all times, make the economic best interest of advisory clients the sole consideration when voting proxies of companies held in client accounts. As a general rule, each AIM Advisor shall vote against any actions that would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. At the same time, AIM believes in supporting the management of companies in which it invests, and will accord proper weight to the positions of a company's board of directors, and the AIM portfolio managers who chose to invest in the companies. Therefore, on most issues, our votes have been cast in accordance with the recommendations of the company's board of directors, and we do not currently expect that trend to change. Although AIM's proxy voting policies are stated below, AIM's proxy committee considers all relevant facts and circumstances, and retains the right to vote proxies as deemed appropriate.



      I.    BOARDS OF DIRECTORS



            A board that has at least a majority of independent directors is integral to good corporate governance. Key board committees, including audit, compensation and nominating committees, should be completely independent.



            There are some actions by directors that should result in votes being withheld. These instances include directors who:



            - Are not independent directors and (a) sit on the board's audit, compensation or nominating committee, or (b) sit on a board where the majority of the board is not independent;



            - Attend less than 75 percent of the board and committee meetings without a valid excuse;



            - Implement or renew a dead-hand or modified dead-hand poison pill;



            -     Sit on the boards of an excessive number of companies;



            - Enacted egregious corporate governance or other policies or failed to replace management as appropriate;



            - Have failed to act on takeover offers where the majority of the shareholders have tendered their shares; or



            - Ignore a shareholder proposal that is approved by a majority of the shares outstanding.



            Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors:



            - Long-term financial performance of the target company relative to its industry;



            -     Management's track record;



            -     Portfolio manager's assessment;



            -     Qualifications of director nominees (both slates);



            - Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and



            -     Background to the proxy contest.

      II.   INDEPENDENT AUDITORS



            A company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence. We will support the reappointment of the company's auditors unless:



            - It is not clear that the auditors will be able to fulfill their function;



            - There is reason to believe the independent auditors have rendered an opinion that is neither accurate nor indicative of the company's financial position; or



            - The auditors have a significant professional or personal relationship with the issuer that compromises the auditors' independence.



      III.  COMPENSATION PROGRAMS



            Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders' ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider all incentives, awards and compensation, and compare them to a company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution.



            - We will generally vote against equity-based plans where the total dilution (including all equity-based plans) is excessive.



            - We will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.



            - We will vote against plans that have any of the following structural features: ability to re-price underwater options without shareholder approval, ability to issue options with an exercise price below the stock's current market price, ability to issue reload options, or automatic share replenishment ("evergreen") feature.



            - We will vote for proposals to reprice options if there is a value-for-value (rather than a share-for-share) exchange.



            - We will generally support the board's discretion to determine and grant appropriate cash compensation and severance packages.



      IV.   CORPORATE MATTERS



            We will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case by case basis, considering the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company's industry and performance in terms of shareholder returns.



            - We will vote for merger and acquisition proposals that the proxy committee and relevant portfolio managers believe, based on their review of the materials, will result in financial and operating benefits, have a fair offer price, have favorable prospects for the combined companies, and will not have a negative impact on corporate governance or shareholder rights.



            - We will vote against proposals to increase the number of authorized shares of any class of stock that has superior voting rights to another class of stock.

            - We will vote for proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company's industry and performance in terms of shareholder returns.



            - We will vote for proposals to institute open-market share repurchase plans in which all shareholders participate on an equal basis.



      V.    SHAREHOLDER PROPOSALS



            Shareholder proposals can be extremely complex, and the impact on share value can rarely be anticipated with any high degree of confidence. The proxy committee reviews shareholder proposals on a case-by-case basis, giving careful consideration to such factors as: the proposal's impact on the company's short-term and long-term share value, its effect on the company's reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company's overall corporate governance provisions, and the reasonableness of the request.



            - We will generally abstain from shareholder social and environmental proposals.



            - We will generally support the board's discretion regarding shareholder proposals that involve ordinary business practices.



            - We will generally vote for shareholder proposals that are designed to protect shareholder rights if the company's corporate governance standards indicate that such additional protections are warranted.



            - We will generally vote for proposals to lower barriers to shareholder action.



            - We will generally vote for proposals to subject shareholder rights plans to a shareholder vote. In evaluating these plans, we give favorable consideration to the presence of "TIDE" provisions (short-term sunset provisions, qualified bid/permitted offer provisions, and/or mandatory review by a committee of independent directors at least every three years).



      VI.   OTHER



            - We will vote against any proposal where the proxy materials lack sufficient information upon which to base an informed decision.



            - We will vote against any proposals to authorize the proxy to conduct any other business that is not described in the proxy statement.



            - We will vote any matters not specifically covered by these proxy policies and procedures in the economic best interest of advisory clients.



            AIM's proxy policies, and the procedures noted below, may be amended from time to time.



B. PROXY COMMITTEE PROCEDURES



      The proxy committee currently consists of representatives from the Legal and Compliance Department, the Investments Department and the Finance Department.



      The committee members review detailed reports analyzing the proxy issues and have access to proxy statements and annual reports. Committee members may also speak to management of a company regarding proxy issues and should share relevant considerations with the proxy committee. The committee then discusses the issues and determines the vote. The committee shall give appropriate and significant weight to portfolio managers' views regarding a proposal's impact on shareholders. A proxy committee meeting requires a quorum of three committee members, voting in person or by e-mail.

      AIM's proxy committee shall consider its fiduciary responsibility to all clients when addressing proxy issues and vote accordingly. The proxy committee may enlist the services of reputable outside professionals and/or proxy evaluation services, such as Institutional Shareholder Services or any of its subsidiaries ("ISS"), to assist with the analysis of voting issues and/or to carry out the actual voting process. To the extent the services of ISS or another provider are used, the proxy committee shall periodically review the policies of that provider. The proxy committee shall prepare a report for the Funds' Board of Trustees on a periodic basis regarding issues where AIM's votes do not follow the recommendation of ISS or another provider because AIM's proxy policies differ from those of such provider.



      In addition to the foregoing, the following shall be strictly adhered to unless contrary action receives the prior approval of the Funds' Board of
      Trustees:



      1. Other than by voting proxies and participating in Creditors' committees, AIM shall not engage in conduct that involves an attempt to change or influence the control of a company.



      2. AIM will not publicly announce its voting intentions and the reasons therefore.



      3. AIM shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.



      4. All communications regarding proxy issues between the proxy committee and companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing AIM's concerns for its advisory clients' interests and not for an attempt to influence or control management.



C. BUSINESS/DISASTER RECOVERY



      If the proxy committee is unable to meet due to a temporary business interruption, such as a power outage, a sub-committee of the proxy committee may vote proxies in accordance with the policies stated herein. If the sub-committee of the proxy committee is not able to vote proxies, the sub-committee shall authorize ISS to vote proxies by default in accordance with ISS' proxy policies and procedures, which may vary slightly from AIM's.



D. RESTRICTIONS AFFECTING VOTING



      If a country's laws allow a company in that country to block the sale of the company's shares by a shareholder in advance of a shareholder meeting, AIM will not vote in shareholder meetings held in that country, unless the company represents that it will not block the sale of its shares in connection with the meeting. Administrative or other procedures, such as securities lending, may also cause AIM to refrain from voting. Although AIM considers proxy voting to be an important shareholder right, the proxy committee will not impede a portfolio manager's ability to trade in a stock in order to vote at a shareholder meeting.



E. CONFLICTS OF INTEREST



      The proxy committee reviews each proxy to assess the extent to which there may be a material conflict between AIM's interests and those of advisory clients. A potential conflict of interest situation may include where AIM or an affiliate manages assets for, administers an employee benefit plan for, provides other financial products or services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote proxies in favor of management of the company may harm AIM's relationship with the company. In order to avoid even the appearance of impropriety, the proxy committee will not take AIM's relationship with the company into account, and will vote the company's proxies in the best interest of the advisory clients, in accordance with these proxy policies and procedures.

      In the event that AIM's proxy policies and voting record do not guide the proxy committee's vote in a situation where a conflict of interest exists, the proxy committee will vote the proxy in the best interest of the advisory clients, and will provide information regarding the issue to the Funds' Board of Trustees in the next quarterly report.



      To the extent that a committee member has any conflict of interest with respect to a company or an issue presented, that committee member should inform the proxy committee of such conflict and abstain from voting on that company or issue.



F. FUND OF FUNDS



      When an AIM Fund that invests in another AIM Fund(s) has the right to vote on the proxy of the underlying AIM Fund, AIM will seek guidance from the Board of Trustees of the investing AIM Fund on how to vote such proxy.



            The Proxy Voting Policies applicable to AIM V.I. Real Estate Fund follow:



                                 GENERAL POLICY



INVESCO Institutional (N.A.), Inc. and its wholly-owned subsidiaries, and INVESCO Global Asset Management (N.A.), Inc. (collectively, "INVESCO"), each has responsibility for making investment decisions that are in the best interests of its clients. As part of the investment management services it provides to clients, INVESCO may be authorized by clients to vote proxies appurtenant to the shares for which the clients are beneficial owners.



INVESCO believes that it has a duty to manage clients' assets in the best economic interests of the clients and that the ability to vote proxies is a client asset.



INVESCO reserves the right to amend its proxy policies and procedures from time to time without prior notice to its clients.



                              PROXY VOTING POLICIES



VOTING OF PROXIES



INVESCO will vote client proxies in accordance with the procedures set forth below unless the client for non-ERISA clients retains in writing the right to vote, the named fiduciary (e.g., the plan sponsor) for ERISA clients retains in writing the right to direct the plan trustee or a third party to vote proxies or INVESCO determines that any benefit the client might gain from voting a proxy would be outweighed by the costs associated therewith.



BEST ECONOMIC INTERESTS OF CLIENTS



In voting proxies, INVESCO will take into consideration those factors that may affect the value of the security and will vote proxies in a manner in which, in its opinion, is in the best economic interests of clients. INVESCO endeavors to resolve any conflicts of interest exclusively in the best economic interests of clients.



ISS SERVICES



INVESCO has contracted with Institutional Shareholder Services ("ISS"), an independent third party service provider, to vote INVESCO's clients' proxies according to ISS's proxy voting recommendations.

In addition, ISS will provide proxy analyses, vote recommendations, vote execution and record-keeping services for clients for which INVESCO has proxy voting responsibility. On an annual basis, INVESCO will review information obtained from ISS to ascertain whether ISS (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make such recommendations in an impartial manner and in the best economic interest of INVESCO's clients. This may include a review of ISS' Policies, Procedures and Practices Regarding Potential Conflicts of Interests and obtaining information about the work ISS does for corporate issuers and the payments ISS receives from such issuers.



Custodians forward proxy materials for clients who rely on INVESCO to vote proxies to ISS. ISS is responsible for exercising the voting rights in accordance with the ISS proxy voting guidelines. If INVESCO receives proxy materials in connection with a client's account where the client has, in writing, communicated to INVESCO that the client, plan fiduciary or other third party has reserved the right to vote proxies, INVESCO will forward to the party appointed by client any proxy materials it receives with respect to the account. In order to avoid voting proxies in circumstances where INVESCO, or any of its affiliates have or may have any conflict of interest, real or perceived, INVESCO has engaged ISS to provide the proxy analyses, vote recommendations and voting of proxies.



In the event that (i) ISS recuses itself on a proxy voting matter and makes no recommendation or (ii) INVESCO decides to override the ISS vote recommendation, the Proxy Committee will review the issue and direct ISS how to vote the proxies as described below.



PROXY COMMITTEE



The Proxy Committee shall have seven (7) members, which shall include representatives from portfolio management, operations, and legal/compliance or other functional departments as deemed appropriate who are knowledgeable regarding the proxy process. A majority of the members of the Proxy Committee shall constitute a quorum and the Proxy Committee shall act by a majority vote. The chair of the Proxy Committee shall be chosen by the Chief Compliance Officer of INVESCO. The Proxy Committee shall keep minutes of its meetings that shall be kept with the proxy voting records of INVESCO. The Proxy Committee will appoint a Proxy Manager to manage the proxy voting process, which includes the voting of proxies and the maintenance of appropriate records.



Proxy Committee meetings shall be called by the Proxy Manager when override submissions are made and in instances when ISS has recused itself from a vote recommendation. In these situations, the Proxy Committee shall meet and determine how proxies are to be voted in the best interests of clients.



The Proxy Committee periodically reviews new types of corporate governance issues, evaluates proposals not addressed by the ISS proxy voting guidelines in instances when ISS has recused itself, and determines how INVESCO should vote. The Committee monitors adherence to these Procedures, industry trends and reviews the ISS proxy voting guidelines.



ISS RECUSAL



When ISS makes no recommendation on a proxy voting issue or is recused due to a conflict of interest, the Proxy Committee will review the issue and, if INVESCO does not have a conflict of interest, direct ISS how to vote the proxies. In such cases where INVESCO has a conflict of interest, INVESCO, in its sole discretion, shall either (a) vote the proxies pursuant to ISS's general proxy voting guidelines, (b) engage an independent third party to provide a vote recommendation, or (c) contact its client(s) for direction as to how to vote the proxies.



OVERRIDE OF ISS RECOMMENDATION



There may be occasions where the INVESCO investment personnel, senior officers or a member of the Proxy Committee seek to override ISS's recommendations if they believe that ISS's recommendations are not in accordance with the best economic interests of clients. In the event that an individual listed above in this section disagrees with an ISS recommendation on a particular voting issue, the individual shall document in writing the reasons that he/she believes that the ISS recommendation is not in accordance with clients' best economic interests and submit such written documentation to the Proxy Manager for consideration by the Proxy Committee. Upon review of the documentation and consultation with the individual and others as the Proxy Committee deems appropriate, the Proxy Committee may make a determination to override the ISS voting recommendation if the Committee determines that it is in the best economic interests of clients and the Committee has addressed conflict of interest issues as discussed below.



PROXY COMMITTEE MEETINGS



When a Proxy Committee Meeting is called, whether because of an ISS recusal or request for override of an ISS recommendation, the Proxy Committee shall review the report of the Chief Compliance Officer as to whether any INVESCO person has reported a conflict of interest.



The Proxy Committee shall review the information provided to it to determine if a real or perceived conflict of interest exists and the minutes of the Proxy Committee shall:



      (1)   describe any real or perceived conflict of interest,



      (2)   discuss any procedure used to address such conflict of interest,



      (3) report any contacts from outside parties (other than routine communications from proxy solicitors), and



      (4) include confirmation that the recommendation as to how the proxies are to be voted is in the best economic interests of clients and was made without regard to any conflict of interest.



Based on the above review and determinations, the Proxy Committee will direct ISS how to vote the proxies.



CERTAIN PROXY VOTES MAY NOT BE CAST



In some cases, INVESCO may determine that it is not in the best economic interests of clients to vote proxies. For example, proxy voting in certain countries outside the United States requires share blocking. Shareholders who wish to vote their proxies must deposit their shares 7 to 21 days before the date of the meeting with a designated depositary. During the blocked period, shares to be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to the Custodian/Sub-Custodian bank. In addition, voting certain international securities may involve unusual costs to clients. In other cases, it may not be possible to vote certain proxies despite good faith efforts to do so, for instance when inadequate notice of the matter is provided. In the instance of loan securities, voting of proxies typically requires termination of the loan, so it is not usually in the best economic interests of clients to vote proxies on loaned securities. INVESCO typically will not, but reserves the right to, vote where share blocking restrictions, unusual costs or other barriers to efficient voting apply. If INVESCO does not vote, it would have made the determination that the cost of voting exceeds the expected benefit to the client. The Proxy Manager shall record the reason for any proxy not being voted, which record shall be kept with the proxy voting records of INVESCO.



PROXY VOTING RECORDS



Clients may obtain information about how INVESCO voted proxies on their behalf by contacting their client services representative. Alternatively, clients may make a written request for proxy voting information to: Proxy Manager, 1360 Peachtree Street, N.E., Atlanta, Georgia 30309.

                              CONFLICTS OF INTEREST



PROCEDURES TO ADDRESS CONFLICTS OF INTEREST AND IMPROPER INFLUENCE



In order to avoid voting proxies in circumstances where INVESCO or any of its affiliates have or may have any conflict of interest, real or perceived, INVESCO has contracted with ISS to provide proxy analyses, vote recommendations and voting of proxies. Unless noted otherwise by ISS, each vote recommendation provided by ISS to INVESCO includes a representation from ISS that ISS faces no conflict of interest with respect to the vote. In instances where ISS has recused itself and makes no recommendation on a particular matter or if an override submission is requested, the Proxy Committee shall determine how the proxy is to be voted and instruct the Proxy Manager accordingly in which case the conflict of interest provisions discussed below shall apply.



In effecting the policy of voting proxies in the best economic interests of clients, there may be occasions where the voting of such proxies may present a real or perceived conflict of interest between INVESCO, as the investment manager, and clients.



For each director, officer and employee of INVESCO ("INVESCO person"), the interests of INVESCO's clients must come first, ahead of the interest of INVESCO and any person within the INVESCO organization, which includes INVESCO's affiliates.



Accordingly, each INVESCO person must not put "personal benefit," whether tangible or intangible, before the interests of clients of INVESCO or otherwise take advantage of the relationship to INVESCO's clients. "Personal benefit" includes any intended benefit for oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for a client of INVESCO, as appropriate. It is imperative that each of INVESCO's directors, officers and employees avoid any situation that might compromise, or call into question, the exercise of fully independent judgment in the interests of INVESCO's clients.



Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may also exist if INVESCO has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. An INVESCO person (excluding members of the Proxy Committee) shall not be considered to have a conflict of interest if the INVESCO person did not know of the conflict of interest and did not attempt to influence the outcome of a proxy vote. Any individual with actual knowledge of a conflict of interest relating to a particular referral item shall disclose that conflict to the Chief Compliance Officer.



The following are examples of situations where a conflict may exist:



      - Business Relationships - where INVESCO manages money for a company or an employee group, manages pension assets or is actively soliciting any such business, or leases office space from a company;



      - Personal Relationships - where a INVESCO person has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships; and



      - Familial Relationships - where an INVESCO person has a known familial relationship relating to a company (e.g. a spouse or other relative who serves as a director of a public company or is employed by the company).



In the event that INVESCO (or an affiliate) manages assets for a company, its pension plan, or related entity or where any member of the Proxy Committee has a personal conflict of interest, and where clients' funds are invested in that company's shares, the Proxy Committee will not take into consideration this relationship and will vote proxies in that company solely in the best economic interest of its clients.



It is the responsibility of the Proxy Manager and each member of the Proxy Committee to report any real or potential conflict of interest of which such individual has actual knowledge to the Chief Compliance Officer, who shall present any such information to the Proxy Committee. However, once a particular conflict has been reported to the Chief Compliance Officer, this requirement shall be deemed satisfied with respect to all individuals with knowledge of such conflict.



In addition, the Proxy Manager and each member of the Proxy Committee shall certify annually as to their compliance with this policy. In addition, any INVESCO person who submits an ISS override recommendation to the Proxy Committee shall certify as to their compliance with this policy concurrently with the submission of their override recommendation. A form of such certification is attached as Appendix A hereto.



In addition, members of the Proxy Committee must notify INVESCO's Chief Compliance Officer, with impunity and without fear of retribution or retaliation, of any direct, indirect or perceived improper influence made by anyone within INVESCO or by an affiliated company's representatives with regard to how INVESCO should vote proxies. The Chief Compliance Officer will investigate the allegations and will report his or her findings to the INVESCO Risk Management Committee. In the event that it is determined that improper influence was made, the Risk Management Committee will determine the appropriate action to take which may include, but is not limited to, (1) notifying the affiliated company's Chief Executive Officer, its Management Committee or Board of Directors, (2) taking remedial action, if necessary, to correct the result of any improper influence where clients have been harmed, or (3) notifying the appropriate regulatory agencies of the improper influence and to fully cooperate with these regulatory agencies as required. In all cases, the Proxy Committee shall not take into consideration the improper influence in determining how to vote proxies and will vote proxies solely in the best economic interest of clients.



Furthermore, members of the Proxy Committee must advise INVESCO's Chief Compliance Officer and fellow Committee members of any real or perceived conflicts of interest he or she may have with regard to how proxies are to be voted regarding certain companies (e.g., personal security ownership in a company, or personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships). After reviewing such conflict, upon advice from the Chief Compliance Officer, the Committee may require such Committee member to recuse himself or herself from participating in the discussions regarding the proxy vote item and from casting a vote regarding how INVESCO should vote such proxy.



ISS PROXY VOTING GUIDELINES



A copy of ISS's Proxy Voting Guidelines Summary in effect as of the revised date set forth on the title page of this Proxy Voting Policy is attached hereto as Appendix B.

                                   APPENDIX A



                        ACKNOWLEDGEMENT AND CERTIFICATION



      I acknowledge that I have read the INVESCO Proxy Voting Policy (a copy of which has been supplied to me, which I will retain for future reference) and agree to comply in all respects with the terms and provisions thereof. I have disclosed or reported all real or potential conflicts of interest to the INVESCO Compliance Officer and will continue to do so as matters arise. I have complied with all provisions of this Policy.



                                    -------------------------
                                            Print Name



---------------                     -------------------------
      Date                                  Signature

                                   APPENDIX B



                    ISS 2005 PROXY VOTING GUIDELINES SUMMARY



The following is a condensed version of all proxy voting recommendations contained in the ISS Proxy Voting Manual.



1.    Operational Items



ADJOURN MEETING



Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.



Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction for which ISS has recommended a FOR vote. Vote AGAINST proposals if the wording is too vague or if the proposal includes "other business."



AMEND QUORUM REQUIREMENTS



Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.



AMEND MINOR BYLAWS



Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).



CHANGE COMPANY NAME



Vote FOR proposals to change the corporate name.



CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING



Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.



Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.



RATIFYING AUDITORS



Vote FOR proposals to ratify auditors, unless any of the following apply:



      - An auditor has a financial interest in or association with the company, and is therefore not independent



      -     Fees for non-audit services are excessive, or



      - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.



Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.



Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account the tenure of the audit firm, the length of rotation specified in the proposal, any significant audit-related issues at the company, the number of Audit Committee meetings held each year, the number of financial experts serving on the committee, and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

TRANSACT OTHER BUSINESS



Vote AGAINST proposals to approve other business when it appears as voting item.



VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS



Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:



      - Attend less than 75 percent of the board and committee meetings without a valid excuse



      -     Implement or renew a dead-hand or modified dead-hand poison pill



      - Adopt a poison pill without shareholder approval since the company's last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption



      - Ignore a shareholder proposal that is approved by a majority of the shares outstanding



      - Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years



      - Failed to act on takeover offers where the majority of the shareholders tendered their shares



      - Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees



      - Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees



      - Are audit committee members and the non -audit fees paid to the auditor are excessive. In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.



      - Are inside directors or affiliated outside directors and the full board is less than majority independent



      - Sit on more than six public company boards or on more than two public boards in addition to their own if they are CEOs of public companies.



      - Are on the compensation committee when there is a negative correlation between chief executive pay and company performance



      - Have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election

AGE LIMITS



Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.



BOARD SIZE



Vote FOR proposals seeking to fix the board size or designate a range for the board size.



Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.



CLASSIFICATION/DECLASSIFICATION OF THE BOARD



Vote AGAINST proposals to classify the board.



Vote FOR proposals to repeal classified boards and to elect all directors annually.



CUMULATIVE VOTING



Vote AGAINST proposals to eliminate cumulative voting.



Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis based on the extent that shareholders have access to the board through their own nominations.



DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION



Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.



Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.



Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.



Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:



      - The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and



      -     Only if the director's legal expenses would be covered.



ESTABLISH/AMEND NOMINEE QUALIFICATIONS



Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.



Vote AGAINST shareholder proposals requiring two candidates per board seat.



FILLING VACANCIES/REMOVAL OF DIRECTORS



Vote AGAINST proposals that provide that directors may be removed only for cause.



Vote FOR proposals to restore shareholder ability to remove directors with or without cause.



Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.



Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)



Generally vote FOR shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:



      - Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director)



      -     Two-thirds independent board



      -     All-independent key committees



      -     Established governance guidelines



Additionally, the company should not have under-performed its peers.



MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES



Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.



Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.



OPEN ACCESS



Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent's rationale for targeting the company in terms of board and director conduct.



STOCK OWNERSHIP REQUIREMENTS



Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.



Vote CASE-BY-CASE shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.



TERM LIMITS



Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.



2.    Proxy Contests



VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS



Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:



      - Long-term financial performance of the target company relative to its industry; management's track record

      -     Background to the proxy contest



      -     Qualifications of director nominees (both slates)



      - Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions



REIMBURSING PROXY SOLICITATION EXPENSES



Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.



CONFIDENTIAL VOTING



Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived. Vote FOR management proposals to adopt confidential voting.



3.    Anti-takeover Defenses and Voting Related Issues



ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS



Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.



AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT



Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.



Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.



POISON PILLS



Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.



Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.




SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT



Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.



Vote FOR proposals to allow or make easier shareholder action by written consent.




SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS



Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.



Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.



SUPERMAJORITY VOTE REQUIREMENTS



Vote AGAINST proposals to require a supermajority shareholder vote.



Vote FOR proposals to lower supermajority vote requirements.

4.    Mergers and Corporate Restructurings



APPRAISAL RIGHTS



Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.



ASSET PURCHASES



Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:



      -     Purchase price



      -     Fairness opinion



      -     Financial and strategic benefits



      -     How the deal was negotiated



      -     Conflicts of interest



      -     Other alternatives for the business



      -     Non-completion risk



ASSET SALES



Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:



      -     Impact on the balance sheet/working capital



      -     Potential elimination of diseconomies



      -     Anticipated financial and operating benefits



      -     Anticipated use of funds



      -     Value received for the asset



      -     Fairness opinion



      -     How the deal was negotiated



      -     Conflicts of interest.



BUNDLED PROPOSALS



Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals.



In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items.



In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.



CONVERSION OF SECURITIES



Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest. Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.



CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS



Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:



      -     Dilution to existing shareholders' position



      -     Terms of the offer



      -     Financial issues



      -     Management's efforts to pursue other alternatives

      -     Control issues



      -     Conflicts of interest



Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.



FORMATION OF HOLDING COMPANY



Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:



      -     The reasons for the change



      -     Any financial or tax benefits



      -     Regulatory benefits



      -     Increases in capital structure



      -     Changes to the articles of incorporation or bylaws of the company.



Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:



      - Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS



      -     Capital Structure model



      -     Adverse changes in shareholder rights



GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)



Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.



JOINT VENTURES



Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and non-completion risk.



LIQUIDATIONS



Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.



Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.



MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION



Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:



      - Prospects of the combined company, anticipated financial and operating benefits



      -     Offer price



      -     Fairness opinion



      -     How the deal was negotiated



      -     Changes in corporate governance



      -     Change in the capital structure



      -     Conflicts of interest

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES



Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest. Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.



SPIN-OFFS



Votes on spin-offs should be considered on a CASE-BY-CASE basis depending on:



      -     Tax and regulatory advantages



      -     Planned use of the sale proceeds



      -     Valuation of spin-off



      -     Fairness opinion



      -     Benefits to the parent company



      -     Conflicts of interest



      -     Managerial incentives



      -     Corporate governance changes



      -     Changes in the capital structure



VALUE MAXIMIZATION PROPOSALS



Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.



5.    State of Incorporation



CONTROL SHARE ACQUISITION PROVISIONS



Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.



Vote AGAINST proposals to amend the charter to include control share acquisition provisions.



Vote FOR proposals to restore voting rights to the control shares.



CONTROL SHARE CASH-OUT PROVISIONS



Vote FOR proposals to opt out of control share cash-out statutes.



DISGORGEMENT PROVISIONS



Vote FOR proposals to opt out of state disgorgement provisions.



FAIR PRICE PROVISIONS



Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.



FREEZE-OUT PROVISIONS



Vote FOR proposals to opt out of state freeze-out provisions.



GREENMAIL



Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.



Review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.



REINCORPORATION PROPOSALS



Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.



Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.



STAKEHOLDER PROVISIONS



Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.



STATE ANTI-TAKEOVER STATUTES



Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).



6.    Capital Structure



      ADJUSTMENTS TO PAR VALUE OF COMMON STOCK



Vote FOR management proposals to reduce the par value of common stock.



COMMON STOCK AUTHORIZATION



Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.



Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.



Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain.



DUAL-CLASS STOCK



Vote AGAINST proposals to create a new class of common stock with superior voting rights.



Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

      - It is intended for financing purposes with minimal or no dilution to current shareholders



      - It is not designed to preserve the voting power of an insider or significant shareholder



ISSUE STOCK FOR USE WITH RIGHTS PLAN



Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).



PREEMPTIVE RIGHTS



Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.



PREFERRED STOCK



Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).



Vote FOR proposals to create "de-clawed" blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.



Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.



Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.



RECAPITALIZATION



Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.



REVERSE STOCK SPLITS



Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.



Vote FOR management proposals to implement a reverse stock split to avoid delisting.



Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.



SHARE REPURCHASE PROGRAMS



Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.



STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS



Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK



Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spin-off.



7.    Executive and Director Compensation



Votes with respect to equity-based compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.



Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to plan participants, adjusted for:



      - Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),



      -     Cash compensation, and



      -     Categorization of the company as emerging, growth, or mature.



These adjustments are pegged to market capitalization.



Vote AGAINST plans that expressly permit the re-pricing of underwater stock options without shareholder approval.



Generally vote AGAINST plans in which (I) there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance) and the main source of the pay increase (over half) is equity-based and (2) the CEO is the participant of the equity proposal. A decrease in performance is based on negative one- and three-year total shareholder returns. An increase in pay is based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year. Also may WITHHOLD votes from the Compensation Committee members.



Generally vote AGAINST plans if the company's most recent three-year burn rate exceeds one standard deviation in excess of the industry mean and is over two percent of common shares outstanding. See Table 1 for details.



TABLE 1: PROXY SEASON 2005 BURN RATE THRESHOLDS



                                    RUSSELL 3000                                        NON-RUSSELL 3000
-----------------------------------------------------------------------------------    ---------------------------------
                                                             Standard    Mean + Std             Standard      Mean + Std
   GICS               GICS Dsec                    Mean      Deviation      Dev         Mean    Deviation        Dev
   ----               ---------                    ----      ---------      ---         ----    ---------        ---
1010          Energy                               1.60%       1.02%       2.61%       2.59%      2.19%         4.78%
1510          Materials                            1.55%        .81%       2.36%       2.54%      1.92%         4.46%
2010          Capital Goods                        1.86%       1.19%       3.05%       3.23%      2.93%         6.17%
2020          Commercial Services & Supplies        287%       1.53%       4.40%       4.39%      3.68%         8.07%
2030          Transportation                       2.10%       1.50%       3.60%       2.44%      2.22%         4.66%
2510          Automobiles & Components             2.10%       1.37%       3.48%       2.90%      2.28%         5.18%

                                    RUSSELL 3000                                        NON-RUSSELL 3000
-----------------------------------------------------------------------------------    ---------------------------------
                                                             Standard    Mean + Std             Standard      Mean + Std
   GICS               GICS Dsec                    Mean      Deviation      Dev         Mean    Deviation        Dev
   ----               ---------                    ----      ---------      ---         ----    ---------        ---
2520          Consumer Durables & Apparel          2.40%       1.51%       3.90%       3.42%      2.79%          6.21%
2530          Hotels Restaurants & Leisure         2.39%       1.08%       3.48%       3.30%      2.87%          6.17%
2540          Media                                2.34%       1.50%       3.84%       4.12%      2.89%          7.01%
2550          Retailing                            2.89%       1.95%       4.84%       4.26%      3.50%          7.75%
3010 to 3030  Food & Staples Retailing             1.98%       1.50%       3.48%       3.37%      3.32%          6.68%
3510          Health Care Equipment & Services     3.24%       1.96%       5.20%       4.55%      3.24%          7.79%
3520          Pharmaceuticals & Biotechnology      3.60%       1.72%       5.32%       5.77%      4.15%          9.92%
4010          Banks                                1.44%       1.17%       2.61%       1.65%      1.60%          3.25%
4020          Diversified Financials               3.12%       2.54%       5.66%       5.03%      3.35%          8.55%
4030          Insurance                            1.45%        .88%       2.32%       2.47%      1.77%          4.24%
4040          Real Estate                          1.01%        .89%       1.90%       1.51%      1.50%          3.01%
4510          Software & Services                  5.44%       3.05%       8.49%       8.08%      6.01%         14.10%
4520          Technology Hardware & Equipment      4.00%       2.69%       6.68%       5.87%      4.25%         10.12%
4530          Semiconductors & Semiconductor       5.12%       2.86%       7.97%       6.79%      3.95%         10.74%
              Equipment
5010          Telecommunications Services          2.56%       2.39%       4.95%       4.66%      3.90%          8.56%
5510          Utilities                             .90%        .65%       1.55%       3.74%      4.63%          8.38%



A company with high three-year average burn rates may avoid triggering the burn rate policy by committing to the industry average over the next years.



However, the above general voting guidelines for pay for performance may change if the compensation committee members can demonstrate that they have improved committee performance based on additional public filing such as a DEFA 14A or 8K. The additional filing needs to present strong and compelling evidence of improved performance with new information that has not been disclosed in the original proxy statement. The reiteration of the compensation committee report will not be sufficient evidence of improved committee performance.


Evidence of improved compensation committee performance includes all of the following:


The compensation committee has reviewed all components of the CEO's compensation, including the following:



      -     Base salary, bonus, long-term incentives



      - Accumulative realized and unrealized stock option and restricted stock gains



      - Dollar value of perquisites and other personal benefits to the CEO and the cost to the company



      - Earnings and accumulated payment obligations under the company's nonqualified deferred compensation program



      - Actual projected payment obligations under the company's supplemental executive retirement plan (SERPs)



A tally sheet setting forth all the above components was prepared and reviewed affixing dollar amounts under the various payout scenarios.



A tally sheet with all the above components should be disclosed for the following termination scenarios:



      -     Payment if termination occurs within 12 months: $__



      -     Payment if "not for cause" termination occurs within 12 months: $__



      -     Payment if "change of control" termination occurs within 12 months:
            $___

The compensation committee is committed to provide additional information on the named executives' annual cash bonus program and/or long-term incentive cash plan for the current fiscal year. The compensation committee will provide full disclosure of the qualitative and quantitative performance criteria and hurdle rates used to determine the payouts of the cash program. From this disclosure, shareholders will know the minimum level of performance required for any cash bonus to be delivered as well as the maximum cash bonus payable for superior performance.



The repetition of the compensation committee report does not meet ISS' requirement of compelling and strong evidence of improved disclosure. The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the annual cash bonus and/or long-term incentive cash plan based on the additional disclosure.



(1) The compensation committee is committed to grant a substantial portion of performance-based equity awards to the named executive officers. A substantial portion of performance-based awards would be at least 50 percent of the shares awarded to each of the named executive officers. Performance-based equity awards are earned or paid out based on the achievement of company performance targets. The company will disclose the details of the performance criteria (e.g., return on equity) and the hurdle rates (e.g., 15 percent) associated with the performance targets. From this disclosure, shareholders will know the minimum level of performance required for any equity grants to be made. The performance-based equity awards do not refer to non-qualified stock options' or performance-accelerated grants2. Instead, performance-based equity awards are performance-contingent grants where the individual will not receive the equity grant by not meeting the target performance and vice versa.



The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure.



(2) The compensation committee has the sole authority to hire and fire outside compensation consultants. The role of the outside compensation consultant is to assist the compensation committee to analyze executive pay packages or contracts and understand the company's financial measures.



Based on the additional disclosure of improved performance of the compensation committee, ISS will generally vote FOR the compensation committee members up for annual election and vote FOR the employee-based stock plan if there is one on the ballot. However, ISS is not likely to vote FOR the compensation committee members and/or the employee-based stock plan if ISS believes the company has not provided compelling and sufficient evidence of transparent additional disclosure of executive compensation based on the above requirements.



DIRECTOR COMPENSATION



Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.



On occasion, director stock plans that set aside a relatively small of shares when combined with employee or executive stock compensation plans exceed the allowable cap. In such cases, starting proxy season 2005, ISS will supplement the analytical approach with a qualitative review of board compensation for companies, taking into consideration:



      -     Director stock ownership guidelines



            -     A minimum of three times the annual cash retainer.


----------

(1) Non-qualified stock options are not performance-based awards unless the grant or the vesting of the stock options is tied to the achievement of a pre-determined and disclosed performance measure. A rising stock market will generally increase share prices of all companies, despite of the company's underlying performance.


(2) Performance-accelerated grants are awards that vest earlier based on the achievement of a specified measure. However, these grants will ultimately vest over time even without the attainment of the goal(s).

      -     Vesting schedule or mandatory holding/deferral period



            - A minimum vesting of three years for stock options or restricted stock, or



            - Deferred stock payable at the end of a three-year deferral period.



      -     Mix between cash and equity



            - A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity.



            - If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.



      -     Retirement/Benefit and Perquisites programs



            - No retirement/benefits and perquisites provided to non-employee directors.



      -     Quality of disclosure



            - Provide detailed disclosure on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.



For ISS to recommend a vote FOR director equity plans based on the above qualitative features, a company needs to demonstrate that it meets all the above qualitative features in its proxy statement.



STOCK PLANS IN LIEU OF CASH



Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.



Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.



Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered in the quantitative model. However, the cost would be lower than full-value awards since part of the deferral compensation is in-lieu-of cash compensation.



DIRECTOR RETIREMENT PLANS



Vote AGAINST retirement plans for non-employee directors.



Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.



MANAGEMENT PROPOSALS SEEKING APPROVAL TO RE-PRICE OPTIONS



Votes on management proposals seeking approval to re-price options are evaluated on a CASE-BY-CASE basis giving consideration to the following:



      -     Historic trading patterns



      -     Rationale for the re-pricing



      -     Value-for-value exchange



      -     Treatment of surrendered options



      -     Option vesting



      -     Term of the option



      -     Exercise price



      -     Participation

QUALIFIED EMPLOYEE STOCK PURCHASE PLANS



Votes on qualified employee stock purchase plans should be determined on a CASE-BY-CASE basis. Vote FOR employee stock purchase plans where all of the following apply:



      -     Purchase price is at least 85 percent of fair market value



      -     Offering period is 27 months or less, and



      - The number of shares allocated to the plan is ten percent or less of the outstanding shares



Vote AGAINST qualified employee stock purchase plans where any of the following apply:



      -     Purchase price is less than 85 percent of fair market value, or



      -     Offering period is greater than 27 months, or



      - The number of shares allocated to the plan is more than ten percent of the outstanding shares



NONQUALIFIED EMPLOYEE STOCK PURCHASE PLANS



Votes on nonqualified employee stock purchase plans should be determined on a CASE-BY-CASE basis.



Vote FOR nonqualified employee stock purchase plans with all the following features:



      - Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company)



      - Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary



      - Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value



      - No discount on the stock price on the date of purchase since there is a company matching contribution



Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria.



INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)



Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).



Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.



Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.



Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)



Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)



401(k) EMPLOYEE BENEFIT PLANS



Vote FOR proposals to implement a 40 1(k) savings plan for employees.



SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY



Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.



Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.



Vote AGAINST shareholder proposals requiring director fees be paid in stock only. Vote FOR shareholder proposals to put option re-pricings to a shareholder vote.



Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.



OPTION EXPENSING



Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date



PERFORMANCE-BASED AWARDS



Generally vote FOR shareholder proposals advocating the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless:



      - The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options)



      - The company demonstrates that it is using a substantial portion of performance-based awards for its top executives



GOLDEN PARACHUTES AND EXECUTIVE SEVERANCE AGREEMENTS



Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.



Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:



      -     The triggering mechanism should be beyond the control of management



      - The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs

      - Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. ISS defines change in control as a change in the company ownership structure



PENSION PLAN INCOME ACCOUNTING



Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.



SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERP5)



Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.



8.    Social and Environmental Issues



                        CONSUMER ISSUES AND PUBLIC SAFETY



ANIMAL RIGHTS



Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:



      - The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),



      - The availability and feasibility of alternatives to animal testing to ensure product safety, and



      -     The degree that competitors are using animal-free testing



Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:



      - The company has already published a set of animal welfare standards and monitors compliance



      - The company's standards are comparable to or better than those of peer firms, and



      - There are no serious controversies surrounding the company's treatment of animals



DRUG PRICING



Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:



      -     Whether the proposal focuses on a specific drug and region



      - Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in



      - terms of reduced profits, lower R&D spending, and harm to competitiveness



      - The extent that reduced prices can be offset through the company's marketing budget without affecting

      -     R&D spending



      -     Whether the company already limits price increases of its products



      - Whether the company already contributes life -saving pharmaceuticals to the needy and Third World countries



      -     The extent that peer companies implement price restraints



GENETICALLY MODIFIED FOODS



Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.



Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:



      - The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution



      - The quality of the company's disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure



      - Company's current disclosure on the feasibility of GE product labeling, including information on the related costs



      - Any voluntary labeling initiatives undertaken or considered by the company



      - Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds



      - The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution



      - The quality of the company's disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure



      - The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced



Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community. Vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.



HANDGUNS



Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

HIV/AIDS



Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HI V/AIDS, malaria and tuberculosis) on the company's Sub-Saharan operations and how the company is responding to it, taking into account:



      - The nature and size of the company's operations in Sub-Saharan Africa and the number of local employees



      - The company's existing healthcare policies, including benefits and healthcare access for local workers



      -     Company donations to healthcare providers operating in the region



Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, TB, and Malaria health pandemic in Africa and other developing countries, unless the company has significant operations in these markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.



PREDATORY LENDING



Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:



      - Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices



      - Whether the company has adequately disclosed the financial risks of its sub-prime business



      - Whether the company has been subject to violations of lending laws or serious lending controversies



      -     Peer companies' policies to prevent abusive lending practices



TOBACCO



Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:



Second-hand smoke:



      - Whether the company complies with all local ordinances and regulations



      - The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness



      -     The risk of any health-related liabilities.



Advertising to youth:



      - Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations



      - Whether the company has gone as far as peers in restricting advertising

      - Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth



      - Whether restrictions on marketing to youth extend to foreign countries



Cease production of tobacco-related products or avoid selling products to tobacco companies:



      -     The percentage of the company's business affected



      - The economic loss of eliminating the business versus any potential tobacco-related liabilities.



Spin-off tobacco-related businesses:



      -     The percentage of the company's business affected



      -     The feasibility of a spin-off



      - Potential future liabilities related to the company's tobacco business



Stronger product warnings:



Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.



Investment in tobacco stocks:



Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.



                             ENVIRONMENT AND ENERGY



ARCTIC NATIONAL WILDLIFE REFUGE



Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:



      - New legislation is adopted allowing development and drilling in the ANWR region;



      -     The company intends to pursue operations in the ANWR; and



The company does not currently disclose an environmental risk report for their operations in the ANWR.



CERES PRINCIPLES



Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:



      - The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES



      - The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills



      - Environmentally conscious practices of peer companies, including endorsement of CERES

      -     Costs of membership and implementation.



ENVIRONMENTAL-ECONOMIC RISK REPORT



Vote CASE by CASE on proposals requesting an economic risk assessment of environmental performance considering:



      - The feasibility of financially quantifying environmental risk factors,



      - The company's compliance with applicable legislation and/or regulations regarding environmental performance,



      -     The costs associated with implementing improved standards,



      - The potential costs associated with remediation resulting from poor environmental performance, and



      - The current level of disclosure on environmental policies and initiatives.



ENVIRONMENTAL REPORTS



Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.



GLOBAL WARMING



Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business.



Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.



RECYCLING



Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:



      -     The nature of the company's business and the percentage affected



      -     The extent that peer companies are recycling



      -     The timetable prescribed by the proposal



      -     The costs and methods of implementation



      - Whether the company has a poor environmental track record, such as violations of federal and state regulations



RENEWABLE ENERGY



In general, vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company's line of business.

Generally vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management's evaluation of the feasibility and financial impact that such programs may have on the company.



SUSTAINABILITY REPORT



Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:



      - The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; comprehensive Code of Corporate Conduct; and/or Diversity Report; or



      - The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.



                            GENERAL CORPORATE ISSUES



OUTSOURCING/ OFFSHORING



Vote Case by Case on proposals calling for companies to report on the risks associated with outsourcing, considering:



      -     Risks associated with certain international markets



      -     The utility of such a report to shareholders



      - The existence of a publicly available code of corporate conduct that applies to international operations



LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE



Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:



      -     The relevance of the issue to be linked to pay



      - The degree that social performance is already included in the company's pay structure and disclosed



      - The degree that social performance is used by peer companies in setting pay



      - Violations or complaints filed against the company relating to the particular social performance measure



      - Artificial limits sought by the proposal, such as freezing or capping executive pay



      -     Independence of the compensation committee



      -     Current company pay levels.

CHARITABLE/POLITICAL CONTRIBUTIONS



Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:



      - The company is in compliance with laws governing corporate political activities, and



      - The company has procedures in place to ensure that employee contributions to company-sponsored political action committees
            (PACs) are strictly voluntary and not coercive.



Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.



Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.



Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.



Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.



                        LABOR STANDARDS AND HUMAN RIGHTS



CHINA PRINCIPLES



Vote AGAINST proposals to implement the China Principles unless:



      - There are serious controversies surrounding the company's China operations, and



      - The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).



COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS



Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:



      -     The nature and amount of company business in that country



      -     The company's workplace code of conduct



      -     Proprietary and confidential information involved



      -     Company compliance with U.S. regulations on investing in the country



      -     Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS



Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:



      - The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent



      - Agreements with foreign suppliers to meet certain workplace standards



      -     Whether company and vendor facilities are monitored and how



      -     Company participation in fair labor organizations



      -     Type of business



      -     Proportion of business conducted overseas



      -     Countries of operation with known human rights abuses



      - Whether the company has been recently involved in significant labor and human rights controversies or violations



      -     Peer company standards and practices



      -     Union presence in company's international factories



Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:



      - The company does not operate in countries with significant human rights violations



      - The company has no recent human rights controversies or violations, or



      - The company already publicly discloses information on its vendor standards compliance.



MACBRIDE PRINCIPLES



Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:



      -     Company compliance with or violations of the Fair Employment Act of
            1989



      - Company antidiscrimination policies that already exceed the legal requirements



      -     The cost and feasibility of adopting all nine principles



The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)



      -     The potential for charges of reverse discrimination



      - The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted



      -     The level of the company's investment in Northern Ireland

      -     The number of company employees in Northern Ireland



      -     The degree that industry peers have adopted the MacBride Principles



      - Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.



                                MILITARY BUSINESS



FOREIGN MILITARY SALES/OFFSETS



Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.



LANDMINES AND CLUSTER BOMBS



Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:



      -     Whether the company has in the past manufactured landmine components



      -     Whether the company's peers have renounced future production



Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:



      -     What weapons classifications the proponent views as cluster bombs



      - Whether the company currently or in the past has manufactured cluster bombs or their components



      -     The percentage of revenue derived from cluster bomb manufacture



      -     Whether the company's peers have renounced future production



NUCLEAR WEAPONS



Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.



OPERATIONS IN NATIONS SPONSORING TERRORISM (IRAN)



Vote CASE-BY-CASE on requests for a board committee review and report outlining the company's financial and reputational risks from its operations in Iran, taking into account current disclosure on:



      - The nature and purpose of the Iranian operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption



      -     Compliance with U.S. sanctions and laws

SPACED-BASED WEAPONIZATION



Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:



      -     The information is already publicly available or



            The disclosures sought could compromise proprietary information.



                               WORKPLACE DIVERSITY



BOARD DIVERSITY



Generally vote FOR reports on the company's efforts to diversify the board, unless:



      - The board composition is reasonably inclusive in relation to companies of similar size and business or



      - The board already reports on its nominating procedures and diversity initiatives.



Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or nondiscrimination policies.



Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:



      -     The degree of board diversity



      -     Comparison with peer companies



      -     Established process for improving board diversity



      -     Existence of independent nominating committee



      -     Use of outside search firm



      -     History of EEO violations



EQUAL EMPLOYMENT OPPORTUNITY (EEO)



Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:



      -     The company has well-documented equal opportunity programs



      - The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and



      -     The company has no recent EEO-related violations or litigation.



Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING



Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:



      - The composition of senior management and the board is fairly inclusive



      - The company has well-documented programs addressing diversity initiatives and leadership development



      - The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and



      - The company has had no recent, significant EEO-related violations or litigation



SEXUAL ORIENTATION



Vote FOR proposals seeking to amend a company's EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.



Vote AGAINST proposals to ext end company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.



10.   Mutual Fund Proxies



ELECTION OF DIRECTORS



Vote the election of directors on a CASE-BY-CASE basis, considering the following factors: board structure; director independence and qualifications; and compensation of directors within the fund and the family of funds attendance at board and committee meetings.



Votes should be withheld from directors who:



      - attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable.



      - In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.



      - ignore a shareholder proposal that is approved by a majority of shares outstanding;



      - ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years;



      - are interested directors and sit on the audit or nominating committee; or



      -     are interested directors and the full board serves as the audit or



      - nominating committee or the company does not have one of these committees.



CONVERTING CLOSED-END FUND TO OPEN-END FUND



Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors: past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; and past shareholder activism, board activity, and votes on related proposals.

PROXY CONTESTS



Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:



      -     Past performance relative to its peers



      -     Market in which fund invests



      -     Measures taken by the board to address the issues



      - Past shareholder activism, board activity, and votes on related proposals



      -     Strategy of the incumbents versus the dissidents



      -     Independence of directors



      -     Experience and skills of director candidates



      -     Governance profile of the company



      -     Evidence of management entrenchment



INVESTMENT ADVISORY AGREEMENTS



Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:



      -     Proposed and current fee schedules



      -     Fund category/investment objective



      -     Performance benchmarks



      -     Share price performance as compared with peers



      -     Resulting fees relative to peers



      -     Assignments (where the advisor undergoes a change of control)



APPROVING NEW CLASSES OR SERIES OF SHARES



Vote FOR the establishment of new classes or series of shares.



PREFERRED STOCK PROPOSALS



Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors: stated specific financing purpose, possible dilution for common shares, and whether the shares can be used for anti-takeover purposes



1940 ACT POLICIES



Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:

      - potential competitiveness; regulatory developments; current and potential returns; and current and potential risk.



Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with t he current SEC interpretation.



CHANGING A FUNDAMENTAL RESTRICTION TO A NON-FUNDAMENTAL RESTRICTION



Proposals to change a fundamental restriction to a non-fundamental restriction should be evaluated on a CASE- BY-CASE basis, considering the following factors: the fund's target investments, the reasons given by the fund for the change, and the projected impact of the change on the portfolio.



CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NON-FUNDAMENTAL



Vote AGAINST proposals to change a fund's fundamental investment objective to non-fundamental.



NAME CHANGE PROPOSALS



Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors: political/economic changes in the target market, consolidation in the target market, and current asset composition



CHANGE IN FUND'S SUB-CLASSIFICATION



Votes on changes in a fund's sub-classification should be determined on a CASE-BY-CASE basis, considering the following factors: potential competitiveness, current and potential returns, risk of concentration, and consolidation in target industry



DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION



Vote these proposals on a CASE-BY-CASE basis, considering the following factors: strategies employed to salvage the company; the fund's past performance; and terms of the liquidation.



CHANGES TO THE CHARTER DOCUMENT



Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:



      -     The degree of change implied by the proposal



      -     The efficiencies that could result



      -     The state of incorporation



      -     Regulatory standards and implications



Vote AGAINST any of the following changes:



      - Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series



      - Removal of shareholder approval requirement for amendments to the new declaration of trust

      - Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act



      - Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares



      - Removal of shareholder approval requirement to engage in and terminate sub-advisory arrangements



Removal of shareholder approval requirement to change the domicile of the fund



CHANGING THE DOMICILE OF A FUND



Vote re-incorporations on a CASE-BY-CASE basis, considering the following factors:



      - regulations of both states; required fundamental policies of both states; and the increased flexibility available.



AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUB-ADVISORS WITHOUT SHAREHOLDER APPROVAL



Vote AGAINST proposals authorizing the board to hire/terminate sub-advisors without shareholder approval.



DISTRIBUTION AGREEMENTS



Vote these proposals on a CASE-BY-CASE basis, considering the following factors:



      - fees charged to comparably sized funds with similar objectives, the proposed distributor's reputation and past performance, the competitiveness of the fund in the industry, and terms of the agreement.



MASTER-FEEDER STRUCTURE



Vote FOR the establishment of a master-feeder structure.



MERGERS



Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:



      - resulting fee structure, performance of both funds, continuity of management personnel, and changes in corporate governance and their impact on shareholder rights.



SHAREHOLDER PROPOSALS TO ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT



Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.



SHAREHOLDER PROPOSALS TO REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED



Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

SHAREHOLDER PROPOSALS TO TERMINATE THE INVESTMENT ADVISOR



Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors: performance of the fund's NAV, the fund's history of shareholder relations, and the performance of other funds under the advisor's management.



      - performance of the fund's NAV, the fund's history of shareholder relations, and the performance of other funds under the advisor's management.

                                   APPENDIX E

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         To the best knowledge of the Trust, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of each class of the Trust's equity securities and the percentage of the outstanding shares held by such holders are set forth below. Unless otherwise indicated below, the Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

         A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to "control" that Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.


All information listed below is as of April 1, 2005.



AIM V.I. AGGRESSIVE GROWTH FUND


                                                                          SERIES I                 SERIES II
                                                                           SHARES                   SHARES
                                                                         ----------               ----------
                                                                         PERCENTAGE               PERCENTAGE
                              NAME AND ADDRESS OF                         OWNED OF                 OWNED OF
                               PRINCIPAL HOLDER                            RECORD                   RECORD
                              -------------------                        ----------               ----------

              ALLMERICA FINANCIAL LIFE INS & ANNUITY COMPANY
              ATTN: LYNNE MCENTEGART SEP ACCT                              25.23%                     N/A
              440 LINCOLN STREET
              MAILSTOP S-310
              WORCESTER MA  01653-0001

              ALLSTATE LIFE INSURANCE COMPANY
              PO BOX 94200                                                 17.84%                     N/A
              PALATINE IL  60094-4200

              ALLSTATE LIFE INSURANCE CO
              PO BOX 94200                                                   N/A                    10.15%
              PALATINE IL  60094-4200

              GUARDIAN INSURANCE & ANNUITY - 4RB
              ATTN:  PAUL IANNELLI
              3900 BURGESS PL                                                N/A                    14.14%
              EQUITY ACCOUNTING 3-S
              BETHLEHEM PA  18017-9097

              HARTFORD LIFE AND ANNUITY
              SEPARATE ACCOUNT
              ATTN  DAVE TEN BROECK                                        29.20%                     N/A
              P.O. BOX 2999
              HARTFORD CT  06104-2999

              HARTFORD LIFE SEPARATE ACCOUNT
              ATTN:  DAVE TEN BROECK                                       12.01%                     N/A
              P.O. BOX 2999
              HARTFORD CT  06104-2999

              MINNESOTA LIFE INSURANCE CO.
              400 ROBERT ST N                                                N/A                    66.07%
              ST PAUL MN  55101-2015

AIM V.I. AGGRESSIVE GROWTH FUND


                                                                          SERIES I                 SERIES II
                                                                           SHARES                   SHARES
                                                                         ----------               ----------
                                                                         PERCENTAGE               PERCENTAGE
                              NAME AND ADDRESS OF                         OWNED OF                 OWNED OF
                               PRINCIPAL HOLDER                            RECORD                   RECORD
                              -------------------                        ----------               ----------
              PAUL IANNELLI
              3900 BURGESS PLACE                                             N/A                     9.18%
              EQUITY ACCPUNTING 3-S
              BETHLEHEM PA  18017-9097

              SYMETRA LIFE INSURANCE COMPANY
              ATTN MICHAEL ZHANG                                            7.74%                     N/A
              4854 154TH PLACE NE
              REDMOND WA  98052-9664


AIM V.I. BALANCED FUND



                                                                          SERIES I                 SERIES II
                                                                           SHARES                   SHARES
                                                                         ----------               ----------
                                                                         PERCENTAGE               PERCENTAGE
                              NAME AND ADDRESS OF                         OWNED OF                 OWNED OF
                               PRINCIPAL HOLDER                            RECORD                   RECORD
                              -------------------                        ----------               ----------

              ALLSTATE LIFE INS CO OF NEW YORK                              5.85%                     N/A
              NY PROPRIETARY
              P.O. BOX 94200
              PALATINE IL  60094-4200

              ALLSTATE LIFE OF NEW YORK
              3100 SANDERAS ROAD                                             N/A                    12.57%
              NORTHBROOK IL  60062-7155

              ALLSTATE LIFE INSURANCE CO.
              ATTN:  FINANCIAL CONTROL - CIGNA                              5.11%                     N/A
              P.O. BOX 94200
              PALATINE IL  60094-4200

              ALLSTATE LIFE INSURANCE COMPANY
              P.O. BOX 94200                                               52.39%                     N/A
              PALATINE IL  60094-4200

              ALLSTATE LIFE INSURANCE COMPANY
              P.O. BOX 94200                                               12.64%                     N/A
              PALATINE IL  60094-4200

              ALLSTATE LIFE INSURANCE COMPANY
              P.O. BOX 94200                                                5.92%                     N/A
              PALATINE IL  60094-4200

              ALLSTATE LIFE INSURANCE CO
              PO BOX 94200                                                   N/A                    38.09%
              PALATINE IL  60094-4200

AIM V.I. BALANCED FUND



                                                                          SERIES I                 SERIES II
                                                                           SHARES                   SHARES
                                                                         ----------               ----------
                                                                         PERCENTAGE               PERCENTAGE
                              NAME AND ADDRESS OF                         OWNED OF                 OWNED OF
                               PRINCIPAL HOLDER                            RECORD                   RECORD
                              -------------------                        ----------               ----------
              MINNESOTA LIFE INSURANCE CO
              400 ROBERT ST N                                                N/A                    44.89%
              ST PAUL MN  55101-2015

              UNION CENTRAL LIFE INSURANCE
              FBO VARIABLE UNIVERSAL LIFE
              ATTN ROBERTA UJVARY                                          13.18%                     N/A
              PO BOX 40888
              CINCINNATI OH  45240-0888


AIM V.I. BASIC VALUE FUND


                                                                          SERIES I                 SERIES II
                                                                           SHARES                   SHARES
                                                                         ----------               -----------
                                                                         PERCENTAGE               PERCENTAGE
                              NAME AND ADDRESS OF                         OWNED OF                 OWNED OF
                               PRINCIPAL HOLDER                            RECORD                   RECORD
                              -------------------                        ----------               ----------

              ALLMERICA FINANCIAL LIFE INS & ANNUITY COMPANY
              ATTN:  LYNNE MCENTEGART SEP ACCOUNT                            N/A                    20.36%
              440 LINCOLN STSREET
              MAILSTOP S-310
              WORCESTER MA  01653-0001

              ALLSTATE LIFE INSURANCE COMPANY
              P.O. BOX 94200                                                5.34%                     N/A
              PALATINE IL  60094-4200

              ALLSTATE LIFE INSURANCE CO
              3100 SANDERS RD STE K4A                                        N/A                     5.18%
              NORTHBROOK IL  60062-7154

              AMERICAN ENTERPRISE LIFE INS CO
              1497 AXP FINANCIAL CTR                                         N/A                    11.24%
              MINNEAPOLIS MN  55474-0014

              GE LIFE AND ANNUITY ASSURANCE CO
              VARIABLE EXTRA CREDIT
              ATTN:  VARIABLE ACCOUNTING                                     N/A                     7.15%
              6610 W BROAD ST
              RICHMOND VA  23230-1702

              HARTFORD LIFE AND ANNUITY
              SEPARATE ACCOUNT
              ATTN DAVE TEN BROECK                                         57.86%                     N/A
              PO BOX 2999
              HARTFORD CT  06104-2999

AIM V.I. BASIC VALUE FUND


                                                                          SERIES I                 SERIES II
                                                                           SHARES                   SHARES
                                                                         ----------               -----------
                                                                         PERCENTAGE               PERCENTAGE
                              NAME AND ADDRESS OF                         OWNED OF                 OWNED OF
                               PRINCIPAL HOLDER                            RECORD                   RECORD
                              -------------------                        ----------               ----------

              HARTFORD LIFE SEPARATE ACCOUNT
              ATTN DAVE TEN BROECK                                         18.74%                     N/A
              PO BOX 2999
              HARTFORD CT  06104-2999

              LINCOLN BENEFIT LIFE
              2940 S 84TH ST                                                5.21%                     N/A
              LINCOLN NE  68506-4142

              NATIONWIDE INSURANCE COMPANY NWVAII
              C/O IPO PORTFOLIO ACCOUNTING                                   N/A                    11.25%
              P.O. BOX 182029
              COLUMBUS OH  43218-2029

              TRANSAMERICA LIFE INSURANCE CO
              LANDMARK
              ATTN  FMD OPERATIONAL ACCOUNTING                               N/A                    17.86%
              4333 EDGEWOOD RD NE
              CEDAR RAPIDS IA  52499-0001

              TRANSAMERICA LIFE INSURANCE CO
              EXTRA
              ATTN  FMD OPERATIONAL ACCOUNTING                               N/A                     5.85%
              4333 EDGEWOOD DR NE
              CEDAR RAPIDS IA  52499-0001


AIM V.I. BLUE CHIP FUND



                                                                          SERIES I                 SERIES II
                                                                           SHARES                   SHARES
                                                                         ----------               ----------
                                                                         PERCENTAGE               PERCENTAGE
                              NAME AND ADDRESS OF                         OWNED OF                 OWNED OF
                               PRINCIPAL HOLDER                            RECORD                   RECORD
                              -------------------                        ----------               ----------
              ALLMERICA FINANCIAL LIFE INS & ANNUITY COMPANY
              ATTN: LYNNE MCENTEGART SEP ACCOUNT                           16.12%                     N/A
              440 LINCOLN STREET
              MAILSTOP S-310
              WORCESTER MA  01653-0001

              ALLSTATE LIFE OF NEW YORK
              3100 SANDERAS  ROAD                                            N/A                    25.13%
              NORTHBROOK IL  60061-7155

              ALLSTATE LIFE INS CO OF NEW YORK
              P.O. BOX 94200                                                5.14%                     N/A
              PALATINE IL  60094-4200

AIM V.I. BLUE CHIP FUND



                                                                          SERIES I                 SERIES II
                                                                           SHARES                   SHARES
                                                                         ----------               ----------
                                                                         PERCENTAGE               PERCENTAGE
                              NAME AND ADDRESS OF                         OWNED OF                 OWNED OF
                               PRINCIPAL HOLDER                            RECORD                   RECORD
                              -------------------                        ----------               ----------
              ALLSTATE LIFE INSURANCE COMPANY
              P.O. BOX 94200                                               16.41%                     N/A
              PALATINE IL  60094-4200

              ALLSTATE LIFE INSURANCE CO
              PO BOX 94200                                                   N/A                    74.86%
              PALATINE IL  60094-4200

              HARTFORD LIFE
              SEPARATE ACCOUNT
              ATTN  DAVE TEN BROECK                                        16.24%                     N/A
              P.O. BOX 2999
              HARTFORD CT  06104-2999

              HARTFORD LIFE AND ANNUITY
              SEPARATE ACCOUNT
              ATTN:  DAVE TEN BROECK                                       38.70%                     N/A
              PO BOX 2999
              HARTFORD CT  06104-2999



AIM V.I. CAPITAL APPRECIATION FUND



                                                                          SERIES I                 SERIES II
                                                                           SHARES                   SHARES
                                                                         ----------               ----------
                                                                         PERCENTAGE               PERCENTAGE
                              NAME AND ADDRESS OF                         OWNED OF                 OWNED OF
                               PRINCIPAL HOLDER                            RECORD                   RECORD
                              -------------------                        ----------               ----------
              ALLSTATE LIFE INSURANCE CO                                    8.96%                     N/A
              ATTN FINANCIAL CONTROL- CIGNA
              P.O. BOX 94200
              PALATINE IL  60094-4200

              ALLSTATE LIFE INSURANCE COMPANY
              PO BOX 94200                                                  5.02%                     N/A
              PALATINE IL  60094-4200

              HARTFORD LIFE AND ANNUITY
              SEPARATE ACCOUNT
              ATTN:  DAVE TEN BROECK                                        5.53%                     N/A
              PO BOX 2999
              HARTFORD CT  06104-2999

              IDS LIFE INSURANCE CO                                        11.11%                   62.00%
              222 AXP FINANCIAL CENTER
              MINNEAPOLIS MN  55474-0002

AIM V.I. CAPITAL APPRECIATION FUND



                                                                          SERIES I                 SERIES II
                                                                           SHARES                   SHARES
                                                                         ----------               ----------
                                                                         PERCENTAGE               PERCENTAGE
                              NAME AND ADDRESS OF                         OWNED OF                 OWNED OF
                               PRINCIPAL HOLDER                            RECORD                   RECORD
                              -------------------                        ----------               ----------
              MERRILL LYNCH PIERCE FENNER & SMITH
              FBO THE SOLE BENEFIT OF CUSTOMERS                            13.44%                     N/A
              4800 DEER LAKE DR E
              JACKSONVILLE FL  32246-6484

              NATIONWIDE INSURANCE CO NWVAII
              C/O IPO PORTFOLIO ACCOUNTING                                   N/A                     5.80%
              PO BOX 182029
              COLUMBUS OH  43218-2029

              RELISTAR INSURANCE CO OF NEW YORK
              ATTN:  FUND OPERATIONS                                        7.43%                     N/A
              151 FARMINGTON AVE TN41
              HARTFORD CT  06156-0001

              TRANSAMERICA LIFE INSURANCE CO.
              LANDMARK
              ATTN  FMD OPERATIONAL ACCOUNTING                               N/A                     6.28%
              4333 EDGEWOOD RD NE
              CEDAR RAPIDS IA  52499-0001

              TRAVELERS INSURANCE COMPANY
              ATTN  SHAREHOLDER ACCOUNTING                                   N/A                     5.42%
              ONE TOWER SQUARE 6MS
              HARTFORD CT  06183-0002



AIM V.I. CAPITAL DEVELOPMENT FUND




                                                                          SERIES I                 SERIES II
                                                                           SHARES                   SHARES
                                                                         ----------               ----------
                                                                         PERCENTAGE               PERCENTAGE
                              NAME AND ADDRESS OF                         OWNED OF                 OWNED OF
                               PRINCIPAL HOLDER                            RECORD                   RECORD
                              -------------------                        ----------               ----------
                                                                           17.73%                     N/A
              ALLSTATE LIFE INSURANCE COMPANY
              P.O. BOX 94200
              PALATINE IL  60094-4200

              IDS LIFE INSURANCE CO
              222 AXP FINANCIAL CENTER                                     60.26%                   62.31%
              MINNEAPOLIS MN  55474-0002

              JOHN HANCOCK LIFE ACCOUNT H
              JOHN HANCOCK SIGNATURE SERVICES
              FUND OPERATIONS - 5TH FLOOR                                    N/A                     5.41%
              529 MAIN STREET
              CHARLES MA  02129-1125

AIM V.I. CAPITAL DEVELOPMENT FUND




                                                                          SERIES I                 SERIES II
                                                                           SHARES                   SHARES
                                                                         ----------               ----------
                                                                         PERCENTAGE               PERCENTAGE
                              NAME AND ADDRESS OF                         OWNED OF                 OWNED OF
                               PRINCIPAL HOLDER                            RECORD                   RECORD
                              -------------------                        ----------               ----------
              NATIONWIDE INSURANCE CO  NWVAII
              C/O  IPO PORTFOLIO ACCOUNTING                                  N/A                    15.86%
              P.O. BOX 182029
              COLUMBUS OH  43218-2029

              NATIONWIDE INSURANCE CO
              C/O IPO PORTFOLIO ACCOUNTING                                  5.18%                     N/A
              PO BOX 182029
              COLUMBUS OH  43218-2029


AIM V.I. CORE EQUITY FUND



                                                                          SERIES I                 SERIES II
                                                                           SHARES                   SHARES
                                                                         ----------               ---------
                                                                         PERCENTAGE               PERCENTAGE
                              NAME AND ADDRESS OF                         OWNED OF                 OWNED OF
                               PRINCIPAL HOLDER                            RECORD                   RECORD
                              -------------------                        ----------               ----------

              ALLSTATE LIFE INSURANCE CO                                     N/A                    11.64%
              PO BOX 94200
              PALATINE IL  60094-4200

              ALLSTATE LIFE INSURANCE COMPANY
              PO BOX 94200                                                  5.03%                     N/A
              PALATINE IL  60094-4200

              IDS LIFE INSURANCE COMPANY
              222 AXP FINANCIAL CTR                                        60.59%                     N/A
              MINNEAPOLIS MN  55474-0002

              PRUDENTIAL INSURANCE CO OF AMERICA
              ATTN IGG FINL REP SEP ACCTS                                   5.85%                     N/A
              213 WASHINGTON ST  7TH FL
              NEWARK NJ  07102-2992

              RELISTAR INSURANCE CO OF NEW YORK
              ATTN:  FUND OPERATIONS                                        7.55%                     N/A
              151 FARMINGTON AVE TN41
              HARTFORD CT  06156-0001

              SAGE LIFE ASSURANCE OF AMERICA
              969 HIGHRIDGE RD STE 200                                       N/A                    43.84%
              STAMFORD CT  06905-1608

              SUN LIFE FINANCIAL
              P.O. BOX 9137                                                  N/A                    11.53%
              WELLESLEY HILLS MA  02481-9137

AIM V.I. CORE EQUITY FUND



                                                                          SERIES I                 SERIES II
                                                                           SHARES                   SHARES
                                                                         ----------               ---------
                                                                         PERCENTAGE               PERCENTAGE
                              NAME AND ADDRESS OF                         OWNED OF                 OWNED OF
                               PRINCIPAL HOLDER                            RECORD                   RECORD
                              -------------------                        ----------               ----------

              TRANSAMERICA LIFE INSURANCE CO
              HUNTINGTON ALLSTAR SELECT                                      N/A                     7.09%
              4333 EDGEWOOD DR NE
              CEDAR RAPIDS IA  52499-0001

              TRANSAMERICA LIFE INSURANCE CO
              ATTN:  FMD OPERATIONAL ACCOUNTING                              N/A                    11.66%
              4333 EDGEWOOD RD NE
              CEDAR RAPIDS IA  52499-0001



AIM V.I. CORE STOCK FUND


                                                                           SERIES I                 SERIES II
                                                                            SHARES                    SHARES
                                                                         ----------               ----------
                                                                          PERCENTAGE                PERCENTAGE
                              NAME AND ADDRESS OF                          OWNED OF                  OWNED OF
                               PRINCIPAL HOLDER                             RECORD                    RECORD
                              -------------------                        ----------               ----------


              A I M ADVISORS, INC                                             N/A             100.00%*
              ATTN:  CORPORATE CONTROLLER
              11 E GREENWAY PLZ STE 1919
              HOUSTON TX  77046-1103

              ANNUITY INVESTORS LIFE INS CO
              ATTN:  TODD GAYHART                                           13.61%                     N/A
              580 WALNUT ST
              CINCINNATI OH  45202-3110

              CONNECTICUT GENERAL LIFE INS                                  25.44%                     N/A
              ATTN BRENDA CHRISTIAN H18D
              280 TRUMBULL ST
              P.O. BOX 2975
              HARTFORD CT  06104-2975


----------


*    Owned of record and beneficially.

                                                                          SERIES I                 SERIES II
                                                                           SHARES                    SHARES
                                                                         ----------               ----------
                                                                         PERCENTAGE               PERCENTAGE
                              NAME AND ADDRESS OF                         OWNED OF                 OWNED OF
                               PRINCIPAL HOLDER                            RECORD                   RECORD
                              -------------------                        ----------               ----------
              GREAT-WEST LIFE & ANNUITY                                     14.53%                     N/A
              ATTN  MUTUAL FUND TRADING 2T2
              8515 E ORCHARD RD
              ENGLEWOOD CO  80111-5002

              SECURITY LIFE SEPARATE ACCOUNT L1                             28.20%                     N/A
              1475 DUNWOODY DR
              WEST CHESTER PA  19380-1478



AIM V.I. DENT DEMOGRAPHIC TRENDS FUND



                                                                          SERIES I                 SERIES II
                                                                           SHARES                   SHARES
                                                                         ----------               ----------
                                                                         PERCENTAGE               PERCENTAGE
                              NAME AND ADDRESS OF                          OWNED OF                 OWNED OF
                               PRINCIPAL HOLDER                            RECORD                   RECORD
                              -------------------                        ----------               ----------

             ALLSTATE LIFE INSURANCE COMPANY                               14.48%                     N/A
             P.O. BOX 94200
             PALATINE IL  60094-4200

             HARTFORD LIFE AND ANNUITY
             SEPARATE ACCOUNT
             ATTN  DAVE TEN BROECK                                         40.68%                     N/A
             P.O. BOX 2999
             HARTFORD CT  06104-2999

             HARTFORD LIFE SEPARATE ACCOUNT
             ATTN  DAVE TEN BROECK                                         12.65%                     N/A
             P.O. BOX 2999
             HARTFORD CT  06104-2999

             ING USA ANNUITY AND LIFE  INSURANCE CO
             1475 DUNWOODY DRIVE                                             N/A                    97.03%
             WEST CHESTER PA 19380-1478

             RELIASTAR LIFE INSURANCE CO
             FBO SELECT LIFE 2/3                                           17.57%                     N/A
             RTE 5106 PO BOX 20
             MINNEAPOLIS MN  55440-0020

AIM V.I. DIVERSIFIED INCOME FUND



                                                                          SERIES I                 SERIES II
                                                                           SHARES                   SHARES
                                                                         ----------               ----------
                                                                         PERCENTAGE               PERCENTAGE
                              NAME AND ADDRESS OF                         OWNED OF                 OWNED OF
                               PRINCIPAL HOLDER                            RECORD                   RECORD
                              -------------------                        ----------               ----------
              ALLSTATE LIFE INSURANCE CO                                   22.26%                     N/A
              ATTN FINANCIAL CONTROL- CIGNA
              P.O. BOX 94200
              PALATINE IL  60094-4200

              ALLSTATE LIFE OF NEW YORK
              3100 SANDERS ROAD                                              N/A                    22.02%
              NORTHBROOK IL  60062-7155

              ALLSTATE LIFE INSURANCE COMPANY
              PO BOX 94200                                                 29.73%                     N/A
              PALATINE IL  60094-4200

              ALLSTATE LIFE INSURANCE COMPANY
              PO BOX 94200                                                 18.14%                     N/A
              PALATINE IL  60094-4200

              ALLSTATE LIFE INSURANCE CO
              PO BOX 94200                                                   N/A                    77.98%
              PALATINE IL  60094-4200

              GENERAL AMERICAN LIFE INSURANCE
              13045 TESSON FERRY RD                                         6.07%                     N/A
              ST LOUIS MO  63128-3499


AIM V.I. DYNAMICS FUND


                                                                          SERIES I                 SERIES II
                                                                           SHARES                   SHARES
                                                                         ----------               ----------
                                                                         PERCENTAGE               PERCENTAGE
                              NAME AND ADDRESS OF                         OWNED OF                 OWNED OF
                               PRINCIPAL HOLDER                            RECORD                   RECORD
                              -------------------                        ----------               ----------

              A I M ADVISORS, INC                                             N/A                    100.00%*
              ATTN:  CORPORATE CONTROLLER
              11 E GREENWAY PLZ STE 1919
              HOUSTON TX  77046-1103

              ALLMERICA FIN LIFE INS & ANNU
              440 LINCOLN ST
              SEPARATE ACCOUNTING                                            5.95%                     N/A
              MAIL STATION S310
              WORCESTER MA  01653-0002


----------


*    Owned of record and beneficially.

                                                                          SERIES I                 SERIES II
                                                                           SHARES                   SHARES
                                                                         ----------               ----------
                                                                         PERCENTAGE               PERCENTAGE
                              NAME AND ADDRESS OF                         OWNED OF                 OWNED OF
                               PRINCIPAL HOLDER                            RECORD                   RECORD
                              -------------------                        ----------               ----------

              AMERICAN SKANDIA LIFE ASSURANCE CO
              ATTN  INVESTMENT ACCOUNTING
              P.O. BOX 883                                                  57.09%                     N/A
              1 CORPORATE DR
              SHELTON  CT  06484-6208

              AMERITAS VARIABLE LIFE INSURANCE
              5900 O STREET                                                  5.26%                     N/A
              LINCOLN NE  68510-2252

              IDS LIFE INSURANCE COMPANY
              222 AXP FINANCIAL CTR                                         14.69%                     N/A
              MINNEAPOLIS  MN  55474-0002


AIM V.I. FINANCIAL SERVICES FUND


                                                                          SERIES I                SERIES II
                                                                           SHARES                  SHARES
                                                                         ----------               ----------
                                                                         PERCENTAGE               PERCENTAGE
                              NAME AND ADDRESS OF                         OWNED OF                 OWNED OF
                               PRINCIPAL HOLDER                            RECORD                   RECORD
                              -------------------                        ----------               ----------
                                                                              N/A                   100.00%*
              A I M ADVISORS, INC
              ATTN:  CORPORATE CONTROLLER
              11 E GREENWAY PLZ STE 1919
              HOUSTON TX  77046-1103

              AMERICAN SKANDIA LIFE ASSURANCE CO
              ATTN  INVESTMENT ACCOUNTING
              P.O. BOX 883                                                  41.08%                     N/A
              1 CORPORATE DR
              SHELTON  CT  06484-6208

              CM LIFE INSURANCE CO
              FUND OPERATIONS                                                6.45%                     N/A
              1295 STATE ST
              SPRINGFIELD  MA  01111-0001

              IDS LIFE INSURANCE COMPANY
              222 AXP FINANCIAL CTR                                         11.97%                     N/A
              MINNEAPOLIS  MN  55474-0002

              ING USA ANNUITY AND LIFE INSURANCE CO
              1475 DUNWOODY DR                                              26.80%                     N/A
              WEST CHESTER  PA  19380-1478


----------


*    Owned of record and beneficially.

AIM V.I. GOVERNMENT SECURITIES FUND


                                                                          SERIES I                SERIES II
                                                                           SHARES                  SHARES
                                                                         ----------               ----------
                                                                         PERCENTAGE               PERCENTAGE
                              NAME AND ADDRESS OF                         OWNED OF                 OWNED OF
                               PRINCIPAL HOLDER                            RECORD                   RECORD
                              -------------------                        ----------               ----------

              ALLSTATE LIFE OF NEW YORK                                       N/A                     7.19%
              3100 SANDERAS ROAD
              NORTHBROOK IL  60062-7155

              ALLSTATE LIFE INSURANCE CO
              P.O. BOX 94200                                                  N/A                    13.35%
              PALATINE IL  60094-4200

              GUARDIAN INSURANCE & ANNUITY - 4RE
              ATTN:  PAUL IANNELLI
              3900 BURGESS PL                                                 N/A                     7.00%
              EQUITY ACCOUNTING 3-S
              BETHLEHEM PA  18017-9097

              HARTFORD LIFE AND ANNUITY
              SEPARATE ACCOUNT
              ATTN DAVE TEN BROECK                                          58.70%                     N/A
              PO BOX 2999
              HARTFORD CT  06104-2999

              HARTFORD LIFE
              SEPARATE ACCOUNT
              ATTN  DAVE TEN BROECK                                         20.65%                     N/A
              P.O. BOX 2999
              HARTFORD CT  06104-2999

              PAUL IANNELLI
              3900 BURGESS PLACE                                              N/A                    19.61%
              BETHLEHEM PA  18017-9097

              SAGE LIFE ASSURANCE OF AMERICA
              969 HIGH RIDGE RD STE 200                                       N/A                    15.13%
              STAMFORD CT  06905-1608

              THE LINCOLN NATIONAL LIFE INS CO
              ATTN SHIRLEY SMITH                                              N/A                    16.91%
              1300 SOUTH CLINTON STREET
              FORT WAYNE IN  46802-3506

              TRANSAMERICA LIFE INSURANCE CO
              PREFERRED ADVANTAGE
              ATTN  FMD OPERATIONAL ACCOUNTING                                N/A                    19.29%
              4333 EDGEWOOD RD NE
              CEDAR RAPIDS IA  52499

AIM V.I. GROWTH FUND


                                                                          SERIES I                SERIES II
                                                                           SHARES                  SHARES
                                                                         ----------               ----------
                                                                         PERCENTAGE               PERCENTAGE
                              NAME AND ADDRESS OF                         OWNED OF                 OWNED OF
                               PRINCIPAL HOLDER                            RECORD                   RECORD
                              -------------------                        ----------               ----------

              ALLSTATE LIFE INSURANCE CO                                    10.91%                     N/A
              ATTN FINANCIAL CONTROL- CIGNA
              P.O. BOX 94200
              PALATINE IL  60094-4200

              ALLSTATE LIFE INSURANCE COMPANY
              P.O. BOX 94200                                                12.01%                     N/A
              PALATINE IL  60094-4200

              ALLSTATE LIFE INSURANCE COMPANY
              P.O. BOX 94200                                                 6.09%                     N/A
              PALATINE IL  60094-4200

              ING USA ANNUITY AND LIFE INSURANCE CO
              1475 DUNWOODY DRIVE                                             N/A                    30.04%
              WEST CHESTER PA  19380

              LINCOLN LIFE FLEXIBLE PREMIUM
              VARIABLE LIFE ACCT
              ATTN  KAREN GERKA                                             12.67%                     N/A
              1300 CLINTON ST
              MAIL STOP 4CO1
              FORT WAYNE IL  46802-3518

              PAUL IANNELLI
              3900 BURGESS PLACE                                              N/A                     5.56%
              BETHLEHEM PA  18017-9097

              PRINCIPAL LIFE INSURANCE COMPANY
              ATTN:  LISA DAGUE                                              5.42%                     N/A
              711 HIGH STREET
              DES MOINES IA  50392-0002

              RELISTAR INSURANCE CO OF NEW YORK
              ATTN:  FUND OPERATIONS                                        14.46%                     N/A
              151 FARMINGTON AVE TN41
              HARTFORD CT  06156-0001

              SUN LIFE FINANCIAL
              RETIREMENT PRODUCTS & SERVICES                                 9.24%                     N/A
              PO BOX 9134
              WELLESLEY HILLS, MA 02481-9134

              SUN LIFE FINANCIAL
              P.O. BOX 9137                                                   N/A                     7.12%
              WELLESLEY HILLS MA  02481-9137

              THE LINCOLN NATIONAL LIFE INS CO.
              ATTN  SHIRLEY SMITH                                             N/A                    39.23%
              1300 SOUTH CLINTON STREET
              FORT WAYNE IN  46802-3506

AIM V.I. GROWTH FUND


                                                                          SERIES I                SERIES II
                                                                           SHARES                  SHARES
                                                                         ----------               ----------
                                                                         PERCENTAGE               PERCENTAGE
                              NAME AND ADDRESS OF                         OWNED OF                 OWNED OF
                               PRINCIPAL HOLDER                            RECORD                   RECORD
                              -------------------                        ----------               ----------

              TRANSAMERICA LIFE INSURANCE CO
              PREFERRED ADVANTAGE
              ATTN  FMD OPERATIONAL ACCOUNTING                                N/A                     7.72%
              4333 EDGEWOOD RD NE
              CEDAR RAPIDS IA  52499


AIM V.I. HEALTH SCIENCES FUND


                                                                          SERIES I                SERIES II
                                                                           SHARES                  SHARES
                                                                         ----------               ----------
                                                                         PERCENTAGE               PERCENTAGE
                              NAME AND ADDRESS OF                         OWNED OF                 OWNED OF
                               PRINCIPAL HOLDER                            RECORD                   RECORD
                              -------------------                        ----------               ----------


              A I M ADVISORS, INC                                             N/A                   100.00%*
              ATTN:  CORPORATE CONTROLLER
              11 E GREENWAY PLZ STE 1919
              HOUSTON TX  77046-1103

              ALLMERICA FIN LIFE INS & ANNU
              440 LINCOLN ST
              SEPERATE ACCOUNTING                                            7.59%                     N/A
              MAIL STATION S310
              WORCESTER  MA  01653-0002

              AMERICAN SKANDIA LIFE ASSURANCE CO
              ATTN  INVESTMENT ACCOUNTING
              P.O. BOX 883                                                  34.09%                     N/A
              1 CORPORATE DR
              SHELTON  CT  06484-6208

              CM LIFE INSURANCE CO
              1295 STATE ST                                                  7.51%                     N/A
              SPRINGFIELD  MA  01111-0001

              ING USA ANNUITY AND LIFE INSURANCE CO
              1475 DUNWOODY DR                                              24.91%                     N/A
              WEST CHESTER  PA  19380-1478


----------


*    Owned of record and beneficially.

AIM V.I. HIGH YIELD FUND


                                                                          SERIES I                SERIES II
                                                                           SHARES                  SHARES
                                                                         ----------               ----------
                                                                         PERCENTAGE               PERCENTAGE
                              NAME AND ADDRESS OF                         OWNED OF                 OWNED OF
                               PRINCIPAL HOLDER                            RECORD                   RECORD
                              -------------------                        ----------               ----------


              ALLSTATE LIFE INSURANCE COMPANY                               19.26%                     N/A
              PO BOX 94200
              PALATINE IL  60094-4200

              ALLSTATE LIFE INSURANCE CO
              P.O. BOX 94200                                                  N/A                    78.70%
              PALATINE IL 60094-4200

              ALLSTATE LIFE OF NEW YORK
              3100 SANDERS ROAD                                               N/A                    21.30%
              NORTHBROOK IL  60062-7155

              ANNUITY INVESTORS LIFE INS CO
              ATTN:  TODD GAYHART
              580 WALNUT ST                                                  6.02%                     N/A
              CINCINNATI OH  45202-3110

              GREAT-WEST LIFE & ANNUITY
              ANNT:  MUTUAL FUND TRADING 2T2                                15.16%                     N/A
              8515 E ORCHARD RD
              ENGLEWOOD CO  80111-5002

              HARTFORD LIFE INSURANCE CO
              ATTN DAVID TEN BROECK                                         10.91%                     N/A
              PO BOX 2999
              HARTFORD CT  06104-2999

              JEFFERSON NATIONAL LIFE INSURANCE
              9920 CORPORATE CAMPUS DR STE 1000                              5.74%                     N/A
              LOUISVILLE KY  40223-4051

              SECURITY LIFE
              UNIT VALUATIONS 2T2                                           20.91%                     N/A
              1475 DUNWOODY DR
              WEST CHESTER PA  19380-1478



AIM V.I. INTERNATIONAL GROWTH FUND


                                                                          SERIES I                SERIES II
                                                                           SHARES                  SHARES
                                                                         ----------               ----------
                                                                         PERCENTAGE               PERCENTAGE
                              NAME AND ADDRESS OF                         OWNED OF                 OWNED OF
                               PRINCIPAL HOLDER                            RECORD                   RECORD
                              -------------------                        ----------               ----------


              ALLSTATE LIFE INSURANCE CO.                                   11.75%                     N/A
              ATTN:  FINANCIAL CONTROL-CIGNA
              P.O. BOX 94200
              PALATINE IL  60094-4200

AIM V.I. INTERNATIONAL GROWTH FUND


                                                                          SERIES I                SERIES II
                                                                           SHARES                  SHARES
                                                                         ----------               ----------
                                                                         PERCENTAGE               PERCENTAGE
                              NAME AND ADDRESS OF                         OWNED OF                 OWNED OF
                               PRINCIPAL HOLDER                            RECORD                   RECORD
                              -------------------                        ----------               ----------
              ALLSTATE LIFE INSURANCE COMPANY
              P.O. BOX 94200                                                 6.02%                     N/A
              PALATINE IL  60094-4200

              ALLSTATE LIFE INSURANCE COMPANY
              P.O. BOX 94200                                                 7.37%                     N/A
              PALATINE IL  60094-4200

              GE LIFE AND ANNUITY ASSURANCE CO
              ATTN:  VARIABLE ACCOUNTING                                      N/A                    11.91%
              6610 WEST BROAD ST
              RICHMOND VA  23230-1702

              HARTFORD LIFE AND ANNUITY
              SEPARATE ACCOUNT
              ATTN:  DAVE TEN BROECK                                         8.59%                     N/A
              PO BOX 2999
              HARTFORD CT  06104-2999

              LINCOLN NATIONAL LIFE INSURANCE COMPANY
              1300 S. CLINTON STREET                                         6.03%                     N/A
              FORT WAYNE IN  46802-3506

              LINCOLN NATIONAL LIFE INSURANCE COMPANY
              1300 S. CLINTON STREET                                          N/A                    22.09%
              FORT WAYNE IN  46802-3506

              MERRILL LYNCH LIFE INSURANCE CO
              FBO THE SOLE BENEFIT OF CUSTOMERS                              5.79%                     N/A
              4800 DEER LAKE DR E
              JACKSONVILLE FL  32246-6484

              METLIFE INVESTORS VA/VL
              ATTN:  STACIE GANNON                                            N/A                     7.90%
              PO BOX 295
              DES MOINES IA  50301-0295

              NATIONWIDE INS. CO.
              C/O IPO PORTFOLIO ACCT.                                         N/A                     6.08%
              P.O. BOX 182029
              COLUMBUS OH  43218-2029

              SAGE LIFE ASSURANCE OF AMERICA
              969 HIGH RIDGE RD STE 200                                       N/A                    11.20%
              STAMFORD CT  06901-1608

AIM V.I. INTERNATIONAL GROWTH FUND


                                                                          SERIES I                SERIES II
                                                                           SHARES                  SHARES
                                                                         ----------               ----------
                                                                         PERCENTAGE               PERCENTAGE
                              NAME AND ADDRESS OF                         OWNED OF                 OWNED OF
                               PRINCIPAL HOLDER                            RECORD                   RECORD
                              -------------------                        ----------               ----------
              SECURITY BENEFIT LIFE
              FBO UNBUNDLED
              C/O VARIABLE ANNUITY DEPT                                       N/A                     8.32%
              1 SW SECURITY BENEFIT PL
              TOPEKA KS  66606-2444

              SECURITY BENEFIT LIFE
              SBL ADVANCE DESIGNS
              C/O VARIABLE ANNUITY DEPT                                       N/A                    23.00%
              1 SW SECURITY BENEFIT PL
              TOPEKA KS  66636-0001

              SUN LIFE FINANCIAL
              RETIREMENT PRODUCTS & SERVICES                                 9.32%                     N/A
              PO BOX 9134
              WELLESLEY HILLS, MA 02481

              SUN LIFE ASSURANCE COMPANY OF CANADA (US)
              P.O. BOX 9133                                                  8.99%                     N/A
              WELLESLEY HILLS MA  02481-9133



AIM V.I. LARGE CAP GROWTH FUND


                                                                          SERIES I                SERIES II
                                                                           SHARES                  SHARES
                                                                         ----------               ----------
                                                                         PERCENTAGE               PERCENTAGE
                              NAME AND ADDRESS OF                         OWNED OF                 OWNED OF
                               PRINCIPAL HOLDER                            RECORD                   RECORD
                              -------------------                        ----------               ----------



              A I M ADVISORS, INC.                                      100.00%*,**               100.00%*,**
              ATTN:  DAVID HESSEL
              11 GREENWAY PLAZA SUITE 1919
              HOUSTON TX  77046-1103




----------


*    Owned of record and beneficially..



** Presumed to be a control person because of beneficial ownership of 25% or more of the Fund.

AIM V.I. LEISURE FUND


                                                                          SERIES I                SERIES II
                                                                           SHARES                  SHARES
                                                                         ----------               ----------
                                                                         PERCENTAGE               PERCENTAGE
                              NAME AND ADDRESS OF                         OWNED OF                 OWNED OF
                               PRINCIPAL HOLDER                            RECORD                   RECORD
                              -------------------                        ----------               ----------
              A I M ADVISORS, INC                                             N/A                  100.00%*
              ATTN:  CORPORATE CONTROLLER
              11 E GREENWAY PLZ STE 1919
              HOUSTON TX  77046-1103

              ING USA ANNUITY AND LIFE INSURANCE CO
              1475 DUNWOODY DR                                              99.94%                     N/A
              WEST CHESTER  PA  19380-1478



AIM V.I. MID CAP CORE EQUITY FUND


                                                                          SERIES I                SERIES II
                                                                           SHARES                  SHARES
                                                                         ----------               ----------
                                                                         PERCENTAGE               PERCENTAGE
                              NAME AND ADDRESS OF                         OWNED OF                 OWNED OF
                               PRINCIPAL HOLDER                            RECORD                   RECORD
                              -------------------                        ----------               ----------

              ALLSTATE LIFE INSURANCE CO                                    12.12%                     N/A
              3100 SANDERS RD STE K4A
              NORTHBROOK IL  60062-7054

              AMERICAN ENTERPRISE LIFE INS CO
              1497 AXP FINANCIAL CTR                                        16.38%                     N/A
              MINNEAPOLIC MN  55474-0014

              HARTFORD LIFE AND ANNUITY
              SEPARATE ACCOUNT
              ATTN DAVE TEN BROECK                                          65.53%                     N/A
              PO BOX 2999
              HARTFORD CT  06104-2999

              HARTFORD LIFE SEPARATE ACCOUNT
              ATTN DAVE TEN BROECK                                          18.50%                     N/A
              PO BOX 2999
              HARTFORD CT  06104-2999

              LINCOLN BENEFIT LIFE
              2940 S 84TH ST                                                  N/A                    17.57%
              LINCOLN NE  68506-4142

              PAUL IANNELLI
              3900 BURGESS PLACE                                              N/A                     6.14%
              BETHLEHEM PA  18017-9097

              SECURITY BENEFIT LIFE
              1 SW SECURITY BENEFIT PL                                        N/A                     7.25%
              TOPEKA KS  66606-2444



----------


**    Owned of record and beneficially.

AIM V.I. MID CAP CORE EQUITY FUND


                                                                          SERIES I                SERIES II
                                                                           SHARES                  SHARES
                                                                         ----------               ----------
                                                                         PERCENTAGE               PERCENTAGE
                              NAME AND ADDRESS OF                         OWNED OF                 OWNED OF
                               PRINCIPAL HOLDER                            RECORD                   RECORD
                              -------------------                        ----------               ----------
              TRAVELERS INSURANCE COMPANY
              ATTN  SHAREHOLDER ACCOUNTING                                    N/A                    12.46%
              ONE TOWER SQUARE 6MS
              HARTFORD CT  06183-0002

              TRAVELERS LIFE & ANNUITY COMPANY
              ATTN  SHAREHOLDER ACCOUNTING                                    N/A                     5.87%
              ONE TOWER SQUARE 6MS
              HARTFORD CT  06183-0002



AIM V.I. MONEY MARKET FUND


                                                                          SERIES I                SERIES II
                                                                           SHARES                  SHARES
                                                                         ----------               ----------
                                                                         PERCENTAGE               PERCENTAGE
                              NAME AND ADDRESS OF                         OWNED OF                 OWNED OF
                               PRINCIPAL HOLDER                            RECORD                   RECORD
                              -------------------                        ----------               ----------

                                                                            17.37%                     N/A
              ALLSTATE LIFE INSURANCE CO
              ATTN FINANCIAL CONTROL- CIGNA
              P.O. BOX 94200
              PALATINE IL  60094-4200

              ALLSTATE LIFE OF NEW YORK
              3100 SANDERAS ROAD                                              N/A                     8.64%
              NORTHBROOK IL  60062-7155

              ALLSTATE LIFE INSURANCE COMPANY
              P.O. BOX 94200                                                33.63%                     N/A
              PALATINE IL  60094-4200

              ALLSTATE LIFE INSURANCE COMPANY
              P.O. BOX 94200                                                18.89%                     N/A
              PALATINE IL  60094-4200

              ALLSTATE LIFE INSURANCE CO
              PO BOX 94200                                                    N/A                    91.36%
              PALATINE IL  60094-4200

              GENERAL AMERICAN LIFE INSURANCE
              13045 TESSON FERRY RD                                          5.25%                     N/A
              ST LOUIS MO  63128-3499

              SAGE LIFE ASSURANCE OF AMERICA
              969 HIGHRIDGE RD, STE 200                                     19.39%                     N/A
              STAMFORD, CT  06905

AIM V.I. PREMIER EQUITY FUND


                                                                          SERIES I                SERIES II
                                                                           SHARES                  SHARES
                                                                         ----------               ----------
                                                                         PERCENTAGE               PERCENTAGE
                              NAME AND ADDRESS OF                         OWNED OF                 OWNED OF
                               PRINCIPAL HOLDER                            RECORD                   RECORD
                              -------------------                        ----------               ----------

              ALLSTATE LIFE INSURANCE CO                                      N/A                    15.02%
              3100 SANDERS RD STE K4A
              NORTHBROOK IL  60062-7154

              ALLSTATE LIFE INSURANCE CO
              ATTN FINANCIAL CONTROL- CIGNA                                  5.15%                     N/A
              P.O. BOX 94200
              PALATINE IL  60094-4200

              HARTFORD LIFE AND ANNUITY
              SEPARATE ACCOUNT
              ATTN  DAVE TEN BROECK                                         14.48%                     N/A
              P.O. BOX 2999
              HARTFORD CT  06104-2999

              MERRILL LYNCH PIERCE FENNER & SMITH
              FBO THE SOLE BENEFIT OF CUSTOMERS                             11.49%                     N/A
              4800 DEER LAKE DR E
              JACKSONVILLE FL  32246-6484

              NATIONWIDE INSURANCE COMPANY
              C/O IPO PORTFOLIO ACCOUNTING                                    N/A                     7.37%
              P.O. BOX 182029
              COLUMBUS OH  43218-2029

              NATIONWIDE INSURANCE COMPANY
              C/O IPO PORTFOLIO ACCOUNTING                                    N/A                     6.64%
              P.O. BOX 182029
              COLUMBUS OH  43218-2029

              PRUDENTIAL INSURANCE CO IF AMER
              ATTN IGG FINL REP SEP ACCTS                                   10.65%                     N/A
              213 WASHINGTON ST  7TH FL
              NEWARK NJ  07102-2992

              RELISTAR INSURANCE CO OF NEW YORK
              ATTN:  FUND OPERATIONS                                         5.64%                     N/A
              151 FARMINGTON AVE TN41
              HARTFORD CT  06156-0001

              THE LINCOLN NATIONAL LIFE INS CO
              ATTN SHIRLEY SMITH                                              N/A                    39.89%
              1300 SOUTH CLINTON STREET
              FORT WAYNE IN  46802-3506

AIM V.I. REAL ESTATE FUND


                                                                          SERIES I                SERIES II
                                                                           SHARES                  SHARES
                                                                         ----------               ----------
                                                                         PERCENTAGE               PERCENTAGE
                              NAME AND ADDRESS OF                         OWNED OF                 OWNED OF
                               PRINCIPAL HOLDER                            RECORD                   RECORD
                              -------------------                        ----------               ----------


              A I M ADVISORS INC                                              N/A                   100.00%*
              ATTN:  CORPORATE CONTROLLER
              11 E GREENWAY PLZ STE 1919
              HOUSTON TX  77046-1103

              AMERICAN NATIONAL GROUP UNALLOCATED
              1 MOODY PLZ                                                    5.17%                     N/A
              GALVESTON TX  77550-7947

              JEFFERSON NATIONAL LIFE INSURANCE
              9920 CORPORATE CAMPUS DR  STE 1000                             9.79%                     N/A
              LOUISVILLE KY  40223-4051

              KEMPER INVESTORS LIFE INSURANCE CO
              VARIABLE SEPARATE ACCOUNT                                     11.93%                     N/A
              1600 MCCONNOR PKWY
              SCHAUMBURG IL  60196-6801

              SECURITY BENEFIT LIFE
              1 SW SECURITY BENEFIT PL                                      10.19%                     N/A
              TOPEKA KS  66606-2444

              SECURITY BENEFIT LIFE
              FBO UNBUNDLED
              C/O VARIABLE ANNUITY DEPARTMENT                                9.93%                     N/A
              1 SW SECURITY BENEFIT PL
              TOPEKA KS  66636-1000

              SYMETRA LIFE INSURANCE CO
              ATTN:  MICHEAL ZHANG                                          31.34%                     N/A
              PO BOX 219241
              KANSAS CITY MO  64121-9241



AIM V.I. SMALL CAP EQUITY FUND


                                                                          SERIES I                SERIES II
                                                                           SHARES                  SHARES
                                                                         ----------               ----------
                                                                         PERCENTAGE               PERCENTAGE
                              NAME AND ADDRESS OF                         OWNED OF                 OWNED OF
                               PRINCIPAL HOLDER                            RECORD                   RECORD
                              -------------------                        ----------               ----------
              A I M ADVISORS INC                                              N/A                    99.68%*
              ATTN:  DAVID HESSEL
              11 GREENWAY PLAZA SUITE 1919
              HOUSTON  TX  77046-1103


----------


*    Owned of record and beneficially.

                                                                          SERIES I                SERIES II
                                                                           SHARES                  SHARES
                                                                         ----------               ----------
                                                                         PERCENTAGE               PERCENTAGE
                              NAME AND ADDRESS OF                         OWNED OF                 OWNED OF
                               PRINCIPAL HOLDER                            RECORD                   RECORD
                              -------------------                        ----------               ----------

              HARTFORD LIFE & ANNUITY
              SEPARATE ACCOUNT
              ATTN  DAVE TEN BROECK                                         72.14%                     N/A
              P.O. BOX 2999
              HARTFORD  CT  06104-2999

              HARTFORD LIFE INSURANCE COMPANY
              SEPARATE ACCOUNT
              ATTN  DAVE TEN BROECK                                         27.67%                     N/A
              P.O. BOX 2999
              HARTFORD  CT  06104-2999



AIM V.I. SMALL COMPANY GROWTH FUND


                                                                          SERIES I                SERIES II
                                                                           SHARES                  SHARES
                                                                         ----------               ----------
                                                                         PERCENTAGE               PERCENTAGE
                              NAME AND ADDRESS OF                         OWNED OF                 OWNED OF
                               PRINCIPAL HOLDER                            RECORD                   RECORD
                              -------------------                        ----------               ----------

              A I M ADVISORS, INC                                             N/A                   100.00%*
              ATTN:  CORPORATE CONTROLLER
              11 E GREENWAY PLZ STE 1919
              HOUSTON TX  77046-1103

              CONNECTICUT GENERAL LIFE INS
              ATTN  BRENDA CHRISTIAN H18D
              280 TRUMBULL ST                                               23.97%                     N/A
              P.O. BOX 2975
              HARTFORD  CT  06104-2975

              CONNECTICUT GENERAL LIFE INS CO
              ATTN  BRENDA CHRISTIAN H18D
              280 TRUMBULL ST                                                5.14%                     N/A
              P.O. BOX 2975
              HARTFORD  CT  06104-2975

              NATIONWIDE INSURANCE CO
              C/O IPO PORTFOLIO ACCOUNTING                                   9.00%                     N/A
              P.O. BOX 182029
              COLUMBUS  OH  43218-2029

              PRINCIPAL LIFE INSURANCE CO
              FVA - PRINCIPAL VARIABLE ANNUITY
              ATTN  LISA DAGUE                                               7.68%                     N/A
              711 HIGH ST
              DES MOINES  IA  50392-0001



----------


*    Owned of record and beneficially.

                                                                          SERIES I                SERIES II
                                                                           SHARES                  SHARES
                                                                         ----------               ----------
                                                                         PERCENTAGE               PERCENTAGE
                              NAME AND ADDRESS OF                         OWNED OF                 OWNED OF
                               PRINCIPAL HOLDER                            RECORD                   RECORD
                              -------------------                        ----------               ----------
              SECURITY LIFE SEPARATE ACCOUNT
              1475 DUNWOODY DR                                              30.95%                     N/A
              WEST CHESTER  PA  19380-1478

              SUN LIFE FINANCIAL FUTURITY (NY)
              P.O. BOX 9134                                                  7.63%                     N/A
              WELLESLEY HLS  MA  02481-9134




AIM V.I. TECHNOLOGY FUND


                                                                          SERIES I                SERIES II
                                                                           SHARES                  SHARES
                                                                         ----------               ----------
                                                                         PERCENTAGE               PERCENTAGE
                              NAME AND ADDRESS OF                         OWNED OF                 OWNED OF
                               PRINCIPAL HOLDER                            RECORD                   RECORD
                              -------------------                        ----------               ----------

              A I M ADVISORS, INC                                             N/A                     6.74%
              ATTN:  CORPORATE CONTROLLER
              11 E GREENWAY PLZ STE 1919
              HOUSTON TX  77046-1103

              ALLSTATE LIFE INSURANCE CO
              PO BOX 94200                                                    N/A                     87.18%
              PALATINE IL  60094-4200

              ALLSTATE LIFE OF NEW YORK
              3100 SANDERS RD                                                 N/A                     6.08%
              NORTHBROOK IL  60062-7155

              AMERICAN SKANDIA LIFE ASSURANCE CO
              ATTN  INVESTMENT ACCOUNTING
              P.O. BOX 883                                                  45.43%                     N/A
              1 CORPORATE DR
              SHELTON  CT  06484-6208

              CM LIFE INSURANCE CO
              1295 STATE ST                                                  6.95%                     N/A
              SPRINGFIELD  MA  01111-0001

              IDS LIFE INSURANCE COMPANY
              222 AXP FINANCIAL CTR                                         11.34%                     N/A
              MINNEAPOLIS  MN  55474-0002

AIM V.I. TOTAL RETURN FUND


                                                                          SERIES I                SERIES II
                                                                           SHARES                  SHARES
                                                                         ----------               ----------
                                                                         PERCENTAGE               PERCENTAGE
                              NAME AND ADDRESS OF                         OWNED OF                 OWNED OF
                               PRINCIPAL HOLDER                            RECORD                   RECORD
                              -------------------                        ----------               ----------


              A I M ADVISORS, INC                                             N/A                    100.00%*
              ATTN:  CORPORATE CONTROLLER
              11 E GREENWAY PLZ STE 1919
              HOUSTON TX  77046-1103

              ANNUITY INVESTORS LIFE INS CO
              ATTN:  TODD GAYHART                                           13.71%                     N/A
              250 EAST FIFTH ST
              CINCINNATI  OH  45202-4119

              NATIONWIDE INSURANCE CO
              C/O IPO PORTFOLIO ACCOUNTING                                  10.72%                     N/A
              P.O. BOX 182029
              COLUMBUS  OH  43218-2029

              SECURITY LIFE SEPARATE ACCOUNT
              1475 DUNWOODY DR                                              70.42%                     N/A
              WEST CHESTER  PA  19380-1478



AIM V.I. UTILITIES FUND



                                                                          SERIES I                SERIES II
                                                                           SHARES                  SHARES
                                                                         ----------               ----------
                                                                         PERCENTAGE               PERCENTAGE
                              NAME AND ADDRESS OF                         OWNED OF                 OWNED OF
                               PRINCIPAL HOLDER                            RECORD                   RECORD
                              -------------------                        ----------               ----------
              ALLMERICA FIN LIFE INS & ANNU                                  5.31%                     N/A
              440 LINCOLN ST
              SEPARATE ACCOUNTING
              MAIL STATION S310
              WORCESTER  MA  01653-0002

              ALLSTATE LIFE INSURANCE CO
              PO BOX 94200                                                    N/A                     74.82%
              PALATINE IL  60094-4200

              ALLSTATE LIFE OF NEW YORK
              3100 SANDERS RD                                                 N/A                     8.56%
              NORTHBROOK IL  60062-7155

              ANNUITY INVESTORS LIFE INSURANCE
              580 WALNUT                                                      N/A                     14.60%
              CINCINNATI OH  45202-3110


----------


*    Owned of record and beneficially.

                                                                          SERIES I                SERIES II
                                                                           SHARES                  SHARES
                                                                         ----------               ----------
                                                                         PERCENTAGE               PERCENTAGE
                              NAME AND ADDRESS OF                         OWNED OF                 OWNED OF
                               PRINCIPAL HOLDER                            RECORD                   RECORD
                              -------------------                        ----------               ----------
              ING USA ANNUITY AND LIFE INSURANCE CO
              1475 DUNWOODY DR                                              50.97%                     N/A
              WEST CHESTER  PA  19380-1478

              KEMPER INVESTORS LIFE INSURANCE CO
              VARIABLE SEPARATE ACCOUNT                                     12.80%                     N/A
              1600 MCCONNOR PKWY
              SCHAUMBURG  IL  60196-6801

              SECURITY LIFE SEPARATE ACCOUNT
              1475 DUNWOODY DR                                               7.38%                     N/A
              WEST CHESTER  PA  19380-1478


MANAGEMENT OWNERSHIP


As of April 1, 2005, the trustees and officers as a group owned less than 1% of the shares outstanding of each class of any Fund.

                                   APPENDIX F

                                 MANAGEMENT FEES

          For the last three fiscal years ended December 31, the management fees payable by each Fund, the amounts waived by AIM and the net fees paid by each Fund were as follows:


FUND NAME                           2004                                2003                                          2002
                   ------------------------------------  ------------------------------------  ------------------------------------
                                                NET                                   NET
                    MANAGEMENT   MANAGEMENT  MANAGEMENT   MANAGEMENT  MANAGEMENT   MANAGEMENT  MANAGEMENT   MANAGEMENT      NET
                   FEE PAYABLE  FEE WAIVERS   FEE PAID   FEE PAYABLE  FEE WAIVERS   FEE PAID   FEE PAYABLE  FEE WAIVERS   FEE PAID
                   -----------  -----------  ----------  -----------  -----------  ----------  -----------  -----------  ----------


AIM V.I            $ 1,204,034  $     1,385  $1,202,649  $   954,349  $     1,245  $  953,104  $   940,465  $     1,006  $  939,459
Aggressive Growth
Fund

AIM V.I. Balanced      776,652          156     776,496      670,072        1,157     668,915      706,989        1,275     705,714
Fund

AIM V.I. Basic       5,071,350        5,972   5,065,378    2,541,285        3,341   2,537,944      665,840          909     664,931
Value Fund

AIM V.I. Blue          970,308          792     969,516      675,009          854     674,155      486,916          602     486,314
Chip Fund

AIM V.I. Capital     6,192,972        6,076   6,186,896    5,305,478        5,898   5,299,580    5,887,471        6,569   5,880,902
Appreciation Fund

AIM V.I. Capital     1,138,855        1,414   1,137,441      735,867        1,296     734,571      703,517        1,117     702,400
Development Fund

AIM V.I. Core        9,144,411       22,212   9,122,199    8,597,730       71,875   8,525,855    9,986,065       26,617   9,959,448
Equity Fund

AIM V.I. Dent        1,115,158        1,326   1,113,832      616,306          561     615,745      346,076       50,928     295,148
Demographic
Trends Fund

AIM V.I                417,563          217     417,346      433,226          351     432,875      446,474          294     446,180
Diversified
Income Fund

FUND NAME                           2004                                2003                                          2002
                   ------------------------------------  ------------------------------------  ------------------------------------
                                                NET                                   NET
                    MANAGEMENT   MANAGEMENT  MANAGEMENT   MANAGEMENT  MANAGEMENT   MANAGEMENT  MANAGEMENT   MANAGEMENT      NET
                   FEE PAYABLE  FEE WAIVERS   FEE PAID   FEE PAYABLE  FEE WAIVERS   FEE PAID   FEE PAYABLE  FEE WAIVERS   FEE PAID
                   -----------  -----------  ----------  -----------  -----------  ----------  -----------  -----------  ----------

AIM V.I
Government            2,816,229       35,684   2,780,545    2,629,869       10,193   2,619,676    1,298,875        7,105   1,291,770
Securities Fund

AIM V.I. Growth       2,428,388        1,483   2,426,905    2,302,831        1,211   2,301,620    2,944,558        3,467   2,941,091
Fund

AIM V.I. High
Yield Fund              468,562          623     467,939      203,923          318     203,605      167,345          157     167,188


AIM V.I
International         2,340,955        2,156   2,338,799    1,987,244        3,809   1,983,435    2,402,352        5,019   2,397,333
Growth Fund

AIM V.I. Large Cap        8,341        8,341         -0-        2,683        2,683         -0-          N/A          N/A         N/A
Growth Fund*

AIM V.I. Mid Cap      2,917,207       12,691   2,904,516    1,192,366        5,000   1,187,366      253,827          873     252,954
Core Equity Fund

AIM V.I. Money          279,009          -0-     279,009      430,021          -0-     430,021      509,205          -0-     509,205
Market Fund

AIM V.I. Premier     10,204,135       20,025  10,184,110    9,744,790       28,785   9,716,005   12,074,846       22,903  12,051,943
Equity Fund

AIM V.I. Real           413,031       50,176     362,855      161,033           62     160,971       76,891       26,078      50,813
Estate Fund**

AIM V.I. Small Cap      124,241      103,556      20,685        3,921        3,921         -0-          N/A          N/A         N/A
Equity Fund*



*    Commenced operations on September 1, 2003.

**   Fee information prior to April 30, 2004, relates to predecessor fund.

                                   APPENDIX G
                               PORTFOLIO MANAGERS

                             As of December 31, 2004

                            INVESTMENTS IN EACH FUND

         Shares of each Fund are currently offered only to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. Because individuals cannot directly purchase or otherwise invest in shares of any of the Funds, the portfolio managers listed below do not have investments in the corresponding Funds that they manage.

                 NAME OF PORTFOLIO MANAGER                  DOLLAR RANGE OF INVESTMENTS IN EACH FUND(1)
                 -------------------------                  -------------------------------------------
                                         AIM V.I. AGGRESSIVE GROWTH FUND

Jay K. Rushin                                                                     None

                                              AIM V.I. BALANCED FUND

R. Canon Coleman II                                                               None

Jan H. Friedli                                                                    None

Scot W. Johnson                                                                   None

Matthew W. Seinsheimer                                                            None

Michael J. Simon                                                                  None

Bret W. Stanley                                                                   None

                                            AIM V.I. BASIC VALUE FUND

R. Canon Coleman II                                                               None

Matthew W. Seinsheimer                                                            None

Michael J. Simon                                                                  None

Bret W. Stanley                                                                   None

                                             AIM V.I. BLUE CHIP FUND

Kirk L. Anderson                                                                  None

Monika H. Degan                                                                   None

                                        AIM V.I. CAPITAL APPRECIATION FUND

Christian A. Costanzo                                                             None

Robert J. Lloyd                                                                   None

Bryan A. Unterhalter                                                              None

Kenneth A. Zschappel                                                              None

                                        AIM V.I. CAPITAL DEVELOPMENT FUND

Paul J. Rasplicka                                                                 None


----------

(1) This column reflects investments in a Fund's shares owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended). A portfolio manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.

                 NAME OF PORTFOLIO MANAGER                  DOLLAR RANGE OF INVESTMENTS IN EACH FUND(1)
                 -------------------------                  -------------------------------------------

                                            AIM V.I. CORE EQUITY FUND

Ronald S. Sloan                                                                   None

                                      AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

Kirk L. Anderson                                                                  None

James G. Birdsall                                                                 None

Lanny H. Sachnowitz                                                               None

                                         AIM V.I. DIVERSIFIED INCOME FUND

Jan H. Friedli                                                                    None

Carolyn L. Gibbs                                                                  None

Scot W. Johnson                                                                   None

                                       AIM V.I. GOVERNMENT SECURITIES FUND

Clint W. Dudley                                                                   None

Scot W. Johnson                                                                   None

                                               AIM V.I. GROWTH FUND

James G. Birdsall                                                                 None

Lanny H. Sachnowitz                                                               None

                                             AIM V.I. HIGH YIELD FUND

Peter Ehret                                                                       None

Carolyn L. Gibbs                                                                  None

Darren S. Hughes                                                                  None

                                        AIM V.I. INTERNATIONAL GROWTH FUND

Shuxin Cao                                                                        None

Matthew W. Dennis                                                                 None

Jason T. Holzer                                                                   None

Clas G. Olsson                                                                    None

Barrett K. Sides                                                                  None

                                          AIM V.I. LARGE CAP GROWTH FUND

Geoffrey V. Keeling                                                               None

Robert L. Shoss                                                                   None

                                        AIM V.I. MID CAP CORE EQUITY FUND

Ronald S. Sloan                                                                   None

                                            AIM V.I. REAL ESTATE FUND

Mark Blackburn                                                                    None

Joe V. Rodriguez                                                                  None

James W. Trowbridge                                                               None


----------

(1) This column reflects investments in a Fund's shares owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended). A portfolio manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.

                 NAME OF PORTFOLIO MANAGER                  DOLLAR RANGE OF INVESTMENTS IN EACH FUND(1)
                 -------------------------                  -------------------------------------------

                                          AIM V.I. SMALL CAP EQUITY FUND

Michael Chapman(2)                                                                None

Juliet S. Ellis                                                                   None


DESCRIPTION OF COMPENSATION STRUCTURE

AIM ADVISORS, INC.

     AIM seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. AIM evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following five elements:

>> BASE SALARY. Each portfolio manager is paid a base salary. In setting the base salary, AIM's intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.

>> ANNUAL BONUS. Each portfolio manager is eligible to receive an annual cash bonus which has quantitative and non-quantitative components. Generally, 70% of the bonus is quantitatively determined, based typically on a four-year rolling average of pre-tax performance of all registered investment company accounts for which a portfolio manager has day-to-day management responsibilities versus the performance of a pre-determined peer group. In instances where a portfolio manager has responsibility for management of more than one fund, an asset weighted four-year rolling average is used.

     High fund performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor fund performance (versus applicable peer group) could result in no bonus. The amount of fund assets under management typically have an impact on the bonus potential (for example, managing more assets increases the bonus potential); however, this factor typically carries less weight than relative performance. The remaining 30% portion of the bonus is discretionary as determined by AIM and takes into account other subjective factors.

>> EQUITY-BASED COMPENSATION. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of AMVESCAP stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

>> PARTICIPATION IN GROUP INSURANCE PROGRAMS. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.

----------

(1) This column reflects investments in a Fund's shares owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended). A portfolio manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.


(2) Mr. Chapman began serving as portfolio manager of AIM V.I. Small Cap Equity Fund on April 29, 2005.

>> PARTICIPATION IN DEFERRED COMPENSATION PLAN. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

INVESCO INSTITUTIONAL, (N.A.) INC.

Each portfolio manager's compensation consists of the following five elements:

>> BASE SALARY. Each portfolio manager is paid a base salary which is set at a level determined to be appropriate based upon an individual's experience and responsibilities through the use of independent compensation surveys of the investment management industry.

>> ANNUAL BONUS. Each portfolio manager is paid an annual cash bonus which has a performance driven component and a discretionary component, the combined total of which will typically range from 50 to over 100 percent of the manager's base salary. Generally, the majority of the of the bonus is pre-tax performance driven, based on the success of the team's investment results which are measured against appropriate market benchmarks and peer groups.. The remaining portion of the bonus is discretionary and is determined by the sub-advisor's Chief Investment Officer and Chief Executive Officer.

>> EQUITY-BASED COMPENSATION. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares or deferred shares of AMVESCAP stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

>> PARTICIPATION IN GROUP INSURANCE PROGRAMS. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.

>> PARTICIPATION IN DEFERRED COMPENSATION PLAN. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

                             OTHER MANAGED ACCOUNTS

                             As of December 31, 2004

         AIM's portfolio managers develop investment models which are used in connection with the management of certain AIM funds as well as other mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The following chart reflects information regarding accounts other than the Fund for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) mutual funds, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance ("performance-based fees"), information on those accounts is specifically broken out.


     NAME OF PORTFOLIO MANAGER         NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER
                                                      AND TOTAL ASSETS BY CATEGORY
     -------------------------         ----------------------------------------------------

                                         AIM V.I. AGGRESSIVE GROWTH FUND


Jay K. Rushin                       11 Registered Mutual Funds with $3,941,096,753 in total assets under management


                                              AIM V.I. BALANCED FUND

R. Canon Coleman II                 8 Registered Mutual Funds with $10,983,758,963 in total assets under management

                                    1 Unregistered Pooled Investment Vehicle with $8,108,039 in total assets under management

                                    3596 Other Accounts with $1,078,482,755 in total assets under management(2)

Jan H. Friedli                      6 Registered Mutual Funds with $3,320,060,737 in total assets under management

                                    2 Unregistered Pooled Investment Vehicles with $535,758,225 in total assets under management

Scot W. Johnson                     9 Registered Mutual Funds with $5,281,341,560 in total assets under management

                                    2 Unregistered Pooled Investment Vehicles with $535,758,225 in total assets under management

Matthew W. Seinsheimer              8 Registered Mutual Funds with $10,983,758,963 in total assets under management

                                    1 Unregistered Pooled Investment Vehicle with $8,108,039 in total assets under management

                                    3596 Other Accounts with $1,078,482,755 in total assets under management(2)



----------


(2) These are accounts of individual investors for which AIM's affiliate, AIM Private Asset Management, Inc. ("APAM") provides investment advice. APAM offers separately managed accounts that are managed according to the investment models developed by AIM's portfolio managers and used in connection with the management of certain AIM funds. APAM accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

     NAME OF PORTFOLIO MANAGER         NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER
                                                      AND TOTAL ASSETS BY CATEGORY
     -------------------------         ----------------------------------------------------
Michael J. Simon                    12 Registered Mutual Funds with $12,318,009,993 in total assets under management

                                    1 Unregistered Pooled Investment Vehicle with $8,108,039 in total assets under management

                                    3596 Other Accounts with $1,078,482,755 in total assets under management(2)


Bret W. Stanley                     11 Registered Mutual Funds with $21,823,393,542 in total assets under management

                                    1 Unregistered Pooled Investment Vehicle with $8,108,039 in total assets under management

                                    3596 Other Accounts with $1,078,482,755 in total assets under management(2)


                                            AIM V.I. BASIC VALUE FUND


R. Canon Coleman II                 8 Registered Mutual Funds with $10,237,795,697 in total assets under management

                                    1 Unregistered Pooled Investment Vehicle with $8,108,039 in total assets under management

                                    3596 Other Accounts with $1,078,482,755 in total assets under management(2)


Matthew W. Seinsheimer              8 Registered Mutual Funds with $10,237,795,697 in total assets under management

                                    1 Unregistered Pooled Investment Vehicle with $8,108,039 in total assets under management

                                    3596 Other Accounts with $1,078,482,755 in total assets under management(2)


Michael J. Simon                    12 Registered Mutual Funds with $11,572,046,727 in total assets under management

                                    1 Unregistered Pooled Investment Vehicle with $8,108,039 in total assets under management

                                    3596 Other Accounts with $1,078,482,755 in total assets under management(2)


----------


(2) These are accounts of individual investors for which AIM's affiliate, AIM Private Asset Management, Inc. ("APAM") provides investment advice. APAM offers separately managed accounts that are managed according to the investment models developed by AIM's portfolio managers and used in connection with the management of certain AIM funds. APAM accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

     NAME OF PORTFOLIO MANAGER         NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER
                                                      AND TOTAL ASSETS BY CATEGORY
     -------------------------         ----------------------------------------------------


Bret W. Stanley                     11 Registered Mutual Funds with $21,077,430,276 in total assets under management

                                    1 Unregistered Pooled Investment Vehicle with $8,108,039 in total assets under management

                                    3596 Other Accounts with $1,078,482,755 in total assets under management(2)


                                             AIM V.I. BLUE CHIP FUND


Kirk L. Anderson                    16 Registered Mutual Funds with $8,305,599,441 in total assets under management

                                    3 Unregistered Pooled Investment Vehicles with $405,791,235 in total assets under management


Monika H. Degan                     4 Registered Mutual Funds with $4,655,271,985 in total assets under management


                                        AIM V.I. CAPITAL APPRECIATION FUND


Christian A. Costanzo               5 Registered Mutual Funds with $7,697,547,827 in total assets under management

                                    1 Unregistered Pooled Investment Vehicle with $81,486,398 in total assets under management

                                    234 Other Accounts with $37,271,075 in total assets under management(2)


Robert J. Lloyd                     6 Registered Mutual Funds with $9,948,818,966 in total assets under management

                                    1 Unregistered Pooled Investment Vehicle with $80,376,093 in total assets under management

                                    234 Other Accounts with $37,271,075 in total assets under management(2)


Bryan A. Unterhalter                13 Registered Mutual Funds with $10,203,864,049 in total assets under management

                                    4 Unregistered Pooled Investment Vehicles with $487,277,633 in total assets under management

                                    234 Other Accounts with $37,271,075 in total assets under management(2)


----------


(2) These are accounts of individual investors for which AIM's affiliate, AIM Private Asset Management, Inc. ("APAM") provides investment advice. APAM offers separately managed accounts that are managed according to the investment models developed by AIM's portfolio managers and used in connection with the management of certain AIM funds. APAM accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

     NAME OF PORTFOLIO MANAGER         NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER
                                                      AND TOTAL ASSETS BY CATEGORY
     -------------------------         ----------------------------------------------------

Kenneth A. Zschappel                6 Registered Mutual Funds with $9,948,818,966 in total assets under management

                                    1 Unregistered Pooled Investment Vehicle with $81,486,398 in total assets under management

                                    234 Other Accounts with $37,271,075 in total assets under management(2)


                                        AIM V.I. CAPITAL DEVELOPMENT FUND


Paul J. Rasplicka                   6 Registered Mutual Funds with $4,242,597,187 in total assets under management


                                            AIM V.I. CORE EQUITY FUND


Ronald S. Sloan                     9 Registered Mutual Funds with $16,170,000,480 in total assets under management

                                    2 Unregistered Pooled Investment Vehicles with $55,285,150 in total assets under management

                                    8796 Other Accounts with $1,925,777,183 in total assets under management(2)


                                      AIM V.I. DENT DEMOGRAPHIC TRENDS FUND


Kirk L. Anderson                    16 Registered Mutual Funds with $8,293,530,173 in total assets under management

                                    3 Unregistered Pooled Investment Vehicles with $405,791,235 in total assets under management


James G. Birdsall                   5 Registered Mutual Funds with $4,246,254,077 in total assets under management


Lanny H. Sachnowitz                 6 Registered Mutual Funds with $11,909,848,150 in total assets under management


                                         AIM V.I. DIVERSIFIED INCOME FUND


Jan H. Friedli                      6 Registered Mutual Funds with $3,358,930,649 in total assets under management

                                    2 Unregistered Pooled Investment Vehicles with $535,758,225 in total assets under management


Carolyn L. Gibbs                    3 Registered Mutual Funds with $2,108,593,787 in total assets under management

                                    1 Unregistered Pooled Investment Vehicle with $16,686,305 in total assets under management


----------


(2) These are accounts of individual investors for which AIM's affiliate, AIM Private Asset Management, Inc. ("APAM") provides investment advice. APAM offers separately managed accounts that are managed according to the investment models developed by AIM's portfolio managers and used in connection with the management of certain AIM funds. APAM accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

     NAME OF PORTFOLIO MANAGER         NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER
                                                      AND TOTAL ASSETS BY CATEGORY
     -------------------------         ----------------------------------------------------

Scot W. Johnson                     9 Registered Mutual Funds with $5,320,211,472 in total assets under management

                                    2 Unregistered Pooled Investment Vehicles with $535,758,225 in total assets under management


                                       AIM V.I. GOVERNMENT SECURITIES FUND


Clint W. Dudley                     2 Registered Mutual Funds with $1,292,485,026 in total assets under management


Scot W. Johnson                     9 Registered Mutual Funds with $4,717,450,386 in total assets under management

                                    2 Unregistered Pooled Investment Vehicles with $535,758,225 in total assets under management


                                               AIM V.I. GROWTH FUND


James G. Birdsall                   5 Registered Mutual Funds with $4,012,693,652 in total assets under management


Lanny H. Sachnowitz                 6 Registered Mutual Funds with $11,676,287,724 in total assets under management


                                             AIM V.I. HIGH YIELD FUND


Peter Ehret                         1 Registered Mutual Fund with $1,275,601,052 in total assets under management

                                    1 Unregistered Pooled Investment Vehicle with $16,686,305 in total assets under management


Carolyn L. Gibbs                    3 Registered Mutual Funds with $2,077,024,462 in total assets under management

                                    1 Unregistered Pooled Investment Vehicle with $16,686,305 in total assets under management


Darren S. Hughes(3)                 None


----------


(3) Mr. Hughes began serving as portfolio manager on AIM V.I. High Yield Fund on April 29, 2005. Information on other accounts he manages has been provided as of March 31, 2005.

     NAME OF PORTFOLIO MANAGER         NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER
                                                      AND TOTAL ASSETS BY CATEGORY
     -------------------------         ----------------------------------------------------


                                        AIM V.I. INTERNATIONAL GROWTH FUND


Shuxin Cao                          7 Registered Mutual Funds with $4,155,166,412 in total assets under management

                                    1 Unregistered Pooled Investment Vehicle with $19,755,718 in total assets under management

                                    42 Other Accounts with $16,090,814 in total assets under management(4)


Matthew W. Dennis                   4 Registered Mutual Funds with $3,342,875,966 in total assets under management

                                    4 Unregistered Pooled Investment Vehicles with $116,811,913 in total assets under management

                                    42 Other Accounts with $16,090,814 in total assets under management(4)


Jason T. Holzer                     6 Registered Mutual Funds with $4,358,217,550 in total assets under management

                                    10 Unregistered Pooled Investment Vehicles with $1,936,727,984 in total assets under management

                                    42 Other Accounts with $16,090,814 in total assets under management(4)


Clas G. Olsson                      4 Registered Mutual Funds with $3,342,875,966 in total assets under management

                                    12 Unregistered Pooled Investment Vehicles with $2,558,846,770 in total assets under management

                                    42 Other Accounts with $16,090,814 in total Assets under management(4)


Barrett K. Sides                    6 Registered Mutual Funds with $3,893,580,548 in total assets under management

                                    1 Unregistered Pooled Investment Vehicle with $19,755,718 in total assets under management

                                    42 Other Accounts with $16,090,814 in total assets under management(4)


----------


(4) These are accounts of individual investors for which AIM's affiliate, AIM Private Asset Management, Inc. ("APAM") provides investment advice. APAM offers separately managed accounts that are managed according to the investment models developed by AIM's portfolio managers and used in connection with the management of certain AIM funds. APAM accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

     NAME OF PORTFOLIO MANAGER         NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER
                                                      AND TOTAL ASSETS BY CATEGORY
     -------------------------         ----------------------------------------------------

                                          AIM V.I. LARGE CAP GROWTH FUND


Geoffrey V. Keeling                 3 Registered Mutual Funds with $999,854,992 in total assets under management

                                    1 Unregistered Pooled Investment Vehicle with $11,298,261 in total assets under management

                                    12 Other Accounts with $3,591,940 in total assets under management(4)


Robert L. Shoss                     3 Registered Mutual Funds with $999,854,992 in total assets under management

                                    1 Unregistered Pooled Investment Vehicle with $11,298,261 in total assets under management

                                    12 Other Accounts with $3,591,940 in total assets under management(4)


                                        AIM V.I. MID CAP CORE EQUITY FUND


Ronald S. Sloan                     9 Registered Mutual Funds with $17,132,327,796 in total assets under management

                                    2 Unregistered Pooled Investment Vehicles with $55,285,105 in total assets under management

                                    8796 Other Accounts with $1,925,777,183 in total assets under management(4)


                                            AIM V.I. REAL ESTATE FUND


Mark Blackburn                      6 Registered Mutual Funds with $2,983,061,552 in total assets under management

                                    3 Unregistered Pooled Investment Vehicles with $368,995,838 in total assets under management

                                    49 Other Accounts with $2,691,707,310 in total assets under management


Joe V. Rodriguez                    6 Registered Mutual Funds with $2,983,061,552 in total assets under management

                                    3 Unregistered Pooled Investment Vehicles with $368,995,838 in total assets under management

                                    49 Other Accounts with $2,691,707,310 in total assets under management


----------


(4) These are accounts of individual investors for which AIM's affiliate, AIM Private Asset Management, Inc. ("APAM") provides investment advice. APAM offers separately managed accounts that are managed according to the investment models developed by AIM's portfolio managers and used in connection with the management of certain AIM funds. APAM accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

     NAME OF PORTFOLIO MANAGER         NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER
                                                      AND TOTAL ASSETS BY CATEGORY
     -------------------------         ----------------------------------------------------


James W. Trowbridge                 6 Registered Mutual Funds with $2,983,061,552 in total assets under management

                                    3 Unregistered Pooled Investment Vehicles with $368,995,838 in total assets under management

                                    49 Other Accounts with $2,691,707,310 in total assets under management


                                          AIM V.I. SMALL CAP EQUITY FUND


Michael Chapman(5)                  7 Registered Mutual Funds with $3,712,416,204 in total assets under management


Juliet S. Ellis                     5 Registered Mutual Funds with $3,214,664,073 in total assets under management

                                    1 Other Account with $124,542 in total assets under management(4)


POTENTIAL CONFLICTS OF INTEREST

         Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and /or other accounts may be presented with one or more of the following potential conflicts:

>> The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. AIM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

>> If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, AIM and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

>> With respect to securities transactions for the Funds, AIM determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), AIM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect

----------


(5) Mr. Chapman began serving as a portfolio manager on AIM V.I. Small Cap Equity Fund on April 29, 2005. Information on other accounts that he managers has been provided as of March 31, 2005.



(4) These are accounts of individual investors for which AIM's affiliate, AIM Private Asset Management, Inc. ("APAM") provides investment advice. APAM offers separately managed accounts that are managed according to the investment models developed by AIM's portfolio managers and used in connection with the management of certain AIM funds. APAM accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

     the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

>> Finally, the appearance of a conflict of interest may arise where AIM has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

         AIM and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

                                   APPENDIX H

                          ADMINISTRATIVE SERVICES FEES

         The Funds paid AIM the following amounts for administrative services for the last three fiscal years ended December 31:



          FUND NAME                                       2004              2003             2002
                                                       ------------     ------------     ------------
AIM V.I. Aggressive Growth                             $    406,184     $    333,247     $    330,519
Fund

AIM V.I. Balanced Fund                                      265,946          240,713          270,132

AIM V.I. Basic Value Fund                                 1,908,101          948,718          261,045

AIM V.I. Blue Chip Fund                                     359,043          265,238          207,856

AIM V.I. Capital Appreciation                             2,510,722        1,906,559        1,965,766
Fund

AIM V.I. Capital Development                                410,377          277,771          275,694
Fund

AIM V.I. Core Equity Fund                                 3,911,626        2,696,121        2,744,082

AIM V.I. Dent Demographic                                   385,564          219,678          146,671
Trends Fund

AIM V.I. Diversified Income                                 164,221          158,727          157,854
Fund

AIM V.I. Government                                       1,561,525        1,416,373          614,299
Securities Fund

AIM V.I. Growth Fund                                        911,928          813,705        1,057,818

AIM V.I. High Yield Fund                                    223,282          116,171          117,619

AIM V.I. International Growth                               737,999          574,278          713,741
Fund

AIM V.I. Large Cap Growth                                    50,049           17,790              N/A
Fund*

AIM V.I. Mid Cap Core Equity                              1,088,325          447,630          125,138
Fund

AIM V.I. Money Market Fund                                  177,043          234,416          262,888

AIM V.I. Premier Equity Fund                              4,223,899        3,647,783        4,279,991

AIM V.I. Real Estate Fund**                                 130,388           57,415           32,640

AIM V.I. Small Cap Equity                                    84,182           18,048              N/A
Fund*



*   Commenced operations on September 1, 2003.

** Prior to April 30, 2004, INVESCO either directly or through affiliated companies, provided certain administrative subaccounting, and recordkeeping services to AIM V.I. Real Estate Fund under a prior administrative service agreement.

                                   APPENDIX I

                              BROKERAGE COMMISSIONS



Brokerage commissions* paid by each of the Funds listed below during the last three fiscal years ended December 31, were as follows:




                  FUND                              2004           2003            2002
---------------------------------------------     ----------     ----------     ----------
AIM V.I. Aggressive Growth Fund                   $  578,506        304,048        286,261
AIM V.I. Balanced Fund                                28,539        193,685         99,479
AIM V.I. Basic Value Fund                            303,397        491,798        309,565
AIM V.I. Blue Chip Fund                              104,862         94,336         85,322
AIM V.I. Capital Appreciation Fund                 1,715,908      1,510,636      1,791,168
AIM V.I. Capital Development Fund                    396,080        313,340        389,305
AIM V.I. Core Equity Fund                          1,863,698      1,346,577      4,263,079
AIM V.I. Dent Demographic Trends Fund                499,491        424,117        294,834
AIM V.I. Diversified Income Fund                          68            -0-            101
AIM V.I. Government Securities Fund                      -0-            -0-            -0-
AIM V.I. Growth Fund                                 950,143      1,461,134      2,667,179
AIM V.I. High Yield Fund                               2,287          1,105            252
AIM V.I. International Growth Fund                   694,935        876,842        936,507
AIM V.I. Large Cap Growth Fund**                       2,882          1,749            N/A
AIM V.I. Mid Cap Core Equity Fund                    609,099        341,186        106,865
AIM V.I. Money Market Fund                               -0-            -0-            -0-
AIM V.I. Premier Equity Fund                       3,631,998      2,244,453      3,040,870
AIM V.I. Real Estate Fund***                          75,806         12,811         78,036
AIM V.I. Small Cap Equity Fund**                      88,814          4,140            N/A



* Disclosure regarding brokerage commissions is limited to commissions paid on agency trades and designated as such on the trade confirm.



**   Commenced operations on September 1, 2003.



***  Fee information prior to April 30, 2004 relates to predecessor fund.

                                   APPENDIX J

             DIRECTED BROKERAGE (RESEARCH SERVICES) AND PURCHASES OF
                    SECURITIES OF REGULAR BROKERS OR DEALERS

         During the last fiscal year ended December 31, 2004, each Fund allocated the following amount of transactions to broker-dealers that provided AIM with certain research, statistics and other information:


                                                                               Related
Fund                                                Transactions*      Brokerage Commissions*
---------------------------------------------     -----------------    ----------------------

AIM V.I. Aggressive Growth Fund .............     $  297,727,178.30     $      592,922.31
AIM V.I. Balanced Fund ......................        109,504,882.23             21,747.09
AIM V.I. Basic Value Fund ...................        172,221,608.27            364,614.51
AIM V.I. Blue Chip Fund .....................         77,720,463.58             86,606.00
AIM V.I. Capital Appreciation Fund ..........      1,117,413,359.42          2,108,793.57
AIM V.I. Capital Development Fund ...........        211,702,082.51            902,211.16
AIM V.I. Core Equity Fund ...................      1,223,162,179.54          1,586,830.56
AIM V.I. Dent Demographic Trends Fund .......        279,338,097.53            586,482.00
AIM V.I. Diversified Income Fund ............        120,740,129.67                  6.96
AIM V.I. Government Securities Fund .........      2,131,523,365.43                  0.00
AIM V.I. Growth Fund ........................        515,097,385.16            927,864.77
AIM V.I. High Yield Fund ....................        103,188,545.98              2,015.57
AIM V.I. International Growth Fund ..........        277,040,679.30            652,405.85
AIM V.I. Large Cap Growth Fund ..............          1,691,564.39              2,370.73
AIM V.I. Mid Cap Core Equity Fund ...........        361,527,741.52            461,369.12
AIM V.I. Money Market Fund ..................      5,671,911,902.18                  0.00
AIM V.I. Premier Equity Fund ................      2,360,754,882.43          3,092,631.61
AIM V.I. Real Estate Fund** .................         31,366,334.64             49,148.58
AIM V.I. Small Cap Equity Fund ..............         44,734,999.08            176,228.78



* Amount is inclusive of commissions paid to, and brokerage transactions placed with, certain brokers that provide execution, research and other services.


** Transaction amount and related brokerage commissions prior to April 30, 2004 relates to predecessor fund.


         Information concerning the Funds' acquisition of securities of their regular brokers or dealers during the last fiscal year ended December 31, 2004 were as follows:


                    FUND / ISSUER                    SECURITY        MARKET VALUE
----------------------------------------------     -------------     -------------
AIM V.I. Balanced Fund

               Lehman Brothers Inc.                Bonds & Notes     $     208,878

               Merrill Lynch & Co., Inc.            Common Stock     $   1,374,710

               Merrill Lynch & Co., Inc.           Bonds & Notes     $      45,184

               Morgan Stanley                       Common Stock     $   1,526,800

AIM V.I. Basic Value Fund

               Merrill Lynch & Co., Inc.            Common Stock     $  18,448,010

               Morgan Stanley                       Common Stock     $  19,717,928

AIM V.I. Blue Chip Fund

               Goldman Sachs Group, Inc. (The)      Common Stock     $   1,935,144

               Merrill Lynch & Co., Inc.            Common Stock     $   1,613,790

               Morgan Stanley                       Common Stock     $   1,365,792

                    FUND / ISSUER                    SECURITY        MARKET VALUE
----------------------------------------------     -------------     -------------

AIM V.I. Capital Appreciation Fund

               Goldman Sachs Group, Inc. (The)      Common Stock     $   3,839,076

AIM V.I. Core Equity Fund

               Morgan Stanley                       Common Stock     $  23,412,784

AIM V.I. Dent Demographic Trends Fund

               Goldman Sachs Group, Inc. (The)      Common Stock     $   3,225,240

AIM V.I. Diversified Income Fund

               Lehman Brothers Inc.                Bonds & Notes     $     102,877

AIM V.I. Growth Fund

               Goldman Sachs Group, Inc. (The)      Common Stock     $   6,554,520

               Lehman Brothers Holdings Inc.        Common Stock     $   4,111,560

               Merrill Lynch & Co., Inc.            Common Stock     $   3,885,050

AIM V.I. Large Cap Growth Fund

               Bear Stearns Cos. Inc. (The)         Common Stock     $       9,208

AIM V.I. Premier Equity Fund

               Goldman Sachs Group, Inc. (The)      Common Stock     $   7,803,000

               Merrill Lynch & Co., Inc.            Common Stock     $   8,989,408

               Morgan Stanley                       Common Stock     $  23,035,248

                                   APPENDIX K

     AMOUNTS PAID TO A I M DISTRIBUTORS, INC. PURSUANT TO DISTRIBUTION PLAN


         A list of amounts paid by each class of shares to AIM Distributors pursuant to the Plan for the fiscal year or period ended December 31, 2004 are as follows:



                                                    SERIES I         SERIES II
FUND                                                SHARES            SHARES
---------------------------------------------     ------------     ------------
AIM V.I. Aggressive Growth Fund .............              N/A     $      9,690
AIM V.I. Balanced Fund ......................              N/A           12,305
AIM V.I. Basic Value Fund ...................              N/A          742,734
AIM V.I. Blue Chip Fund .....................              N/A            3,469
AIM V.I. Capital Appreciation Fund ..........              N/A          237,184
AIM V.I. Capital Development Fund ...........              N/A          128,961
AIM V.I. Core Equity Fund ...................              N/A            9,873
AIM V.I. Dent Demographic Trends Fund .......              N/A          164,476
AIM V.I. Diversified Income Fund ............              N/A            2,237
AIM V.I. Government Securities Fund .........              N/A           48,016
AIM V.I. Growth Fund ........................              N/A           29,693
AIM V.I. High Yield Fund ....................              N/A            2,040
AIM V.I. International Growth Fund ..........              N/A           35,647
AIM V.I. Large Cap Growth Fund ..............              N/A              833
AIM V.I. Mid Cap Core Equity Fund ...........              N/A           38,171
AIM V.I. Money Market Fund ..................              N/A            8,981
AIM V.I. Premier Equity Fund ................              N/A           59,999
AIM V.I. Real Estate Fund* ..................              N/A               12
AIM V.I. Small Cap Equity Fund ..............              N/A              871


* Series II shares were first offered on April 30, 2004.

                                   APPENDIX L

          ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLAN


         An estimate by category of the allocation of actual fees paid by Series II shares of the Funds during the fiscal year or period ended December 31, 2004 follows:


                                           PRINTING                   COMPENSATION  COMPENSATION    ANNUAL
                                              &                           TO         TO SALES       REPORT
                            ADVERTISING    MAILING       SEMINARS       DEALER*      PERSONNEL      TOTAL
                            -----------   -----------   -----------   ------------  ------------  -----------
AIM V.I. Aggressive                  --            --            --   $     9,690            --   $     9,690
Growth Fund

AIM V.I. Balanced Fund               --            --            --        12,305            --        12,305

AIM V.I. Basic Value Fund            --            --            --       742,734            --       742,734

AIM V.I. Blue Chip Fund              --            --            --         3,469            --         3,469

AIM V.I. Capital                     --            --            --       237,184            --       237,184
Appreciation Fund

AIM V.I. Capital                     --            --            --       128,961            --       128,961
Development Fund

AIM V.I. Core Equity Fund            --            --            --         9,873            --         9,873

AIM V.I. Dent                        --            --            --       164,476            --       164,476
Demographic Trends Fund

AIM V.I. Diversified                 --            --            --         2,237            --         2,237
Income Fund

AIM V.I. Government                  --            --            --        48,016            --        48,016
Securities Fund

AIM V.I. Growth Fund                 --            --            --        29,693            --        29,693

AIM V.I. High Yield Fund             --            --            --         2,040            --         2,040

AIM V.I. International               --            --            --        35,647            --        35,647
Growth Fund

AIM V.I. Large Cap                   --            --            --           834            --           834
Growth Fund

AIM V.I. Mid Cap Core                --            --            --        38,171            --        38,171
Equity Fund

AIM V.I. Money Market                --            --            --         8,981            --         8,981
Fund

AIM V.I. Premier Equity              --            --            --        59,999            --        59,999
Fund

AIM V.I. Real Estate                 --            --            --            12            --            12
Fund**

AIM V.I. Small Cap                   --            --            --           871            --           871
Equity Fund




* Compensation to financial intermediaries and broker-dealers to pay or reimburse them for their services or expenses in connection with the distribution of the Shares to fund variable annuity and variable insurance contracts investing directly in the Shares.

**   Series II shares were first offered April 30, 2004.

                                   APPENDIX M

                                PERFORMANCE DATA

         The average annual total returns for each Fund, with respect to its Series I and Series II shares, for the periods ended December 31, 2004, are as follows:


                                                                                                      SINCE INCEPTION
                                                                                               -----------------------------
                                           ONE          FIVE          TEN        INCEPTION        AVERAGE        CUMULATIVE
                                           YEAR         YEAR          YEAR          DATE       ANNUAL RETURN       RETURN
                                       ------------  ------------  ------------  ------------  -------------    ------------
AIM V.I. Aggressive Growth Fund
         Series I                             11.80         -3.64           N/A    05/01/1998          2.65         19.07
         Series II*                           11.47         -3.88           N/A    03/26/2002          2.40         17.11
AIM V.I. Balanced Fund
         Series I                              7.52         -2.52           N/A    05/01/1998          2.60         18.68
         Series II*                            7.24         -2.75           N/A    01/24/2002          2.36         16.81
AIM V.I. Basic Value Fund
         Series I                             11.07           N/A           N/A    09/10/2001          5.29         18.58
         Series II                            10.84           N/A           N/A    09/10/2001          5.05         17.69
AIM V.I. Blue Chip Fund
         Series I                              4.67         -7.21           N/A    12/29/1999         -7.20        -31.21
         Series II*                            4.28         -7.47           N/A    03/13/2002         -7.46        -32.15
AIM V.I. Capital Appreciation Fund
         Series I                              6.62         -6.51          8.35    05/05/1993           N/A           N/A
         Series II*                            6.33         -6.75          8.09    08/21/2001           N/A           N/A
AIM V.I. Capital Development Fund
         Series I                             15.50          4.31           N/A    05/01/1998          5.99         47.42
         Series II*                           15.27          4.06           N/A    08/21/2001          5.74         45.12
AIM V.I. Core Equity Fund
         Series I                              8.97         -5.47         10.07    05/02/1994           N/A           N/A
         Series II*                            8.67         -5.71          9.80    10/24/2001           N/A           N/A
AIM V.I. Dent Demographic Trends Fund
         Series I                              8.25        -10.82           N/A    12/29/1999        -10.81        -43.60
         Series II*                            7.90        -11.03           N/A    11/07/2001        -11.02        -44.26
AIM V.I. Diversified Income Fund
         Series I                              5.03          4.13          5.96    05/05/1993           N/A           N/A
         Series II*                            4.69          3.86          5.69    03/14/2002           N/A           N/A
AIM V.I. Government Securities Fund
         Series I                              2.56          5.89          6.11    05/05/1993           N/A           N/A
         Series II*                            2.27          5.62          5.84    09/19/2001           N/A           N/A
AIM V.I. Growth Fund
         Series I                              8.23        -12.41          6.56    05/05/1993           N/A           N/A
         Series II*                            8.00        -12.62          6.30    09/19/2001           N/A           N/A
AIM V.I. High Yield Fund
         Series I                             11.25          0.63           N/A    05/01/1998          0.79          5.39
         Series II*                           11.14          0.43           N/A    03/26/2002          0.58          3.92
AIM V.I. International Growth Fund
         Series I                             24.00         -5.35          7.43    05/05/1993           N/A           N/A
         Series II*                           23.70         -5.61          7.15    09/19/2001           N/A           N/A
AIM V.I. Large Cap Growth Fund
         Series I                              9.08           N/A           N/A    08/29/2003         13.92         19.07
         Series II*                            8.89           N/A           N/A    08/29/2003         13.73         18.81
AIM V.I. Mid Cap Core Equity Fund
         Series I                             13.82           N/A           N/A    09/10/2001         10.30         38.31
         Series II*                           13.57           N/A           N/A    09/10/2001         10.08         37.38
AIM V.I. Money Market Fund
         Series I                              0.69          2.36          3.72    05/05/1993           N/A           N/A
         Series II*                            0.44          2.11          3.46    12/16/2001           N/A           N/A
AIM V.I. Premier Equity Fund
         Series I                              5.77         -7.19          8.67    05/05/1993           N/A           N/A
         Series II*                            5.49         -7.41          8.40    09/19/2001           N/A           N/A
AIM V.I. Real Estate Fund
         Series I                             36.58         20.82           N/A    03/31/1998         12.18        117.32
         Series II*                           36.40         20.55           N/A    04/30/2004         11.92        113.94
AIM V.I. Small Cap Equity Fund
         Series I                              9.41           N/A           N/A    08/29/2003         17.87         24.65
         Series II*                            9.23           N/A           N/A    08/29/2003         17.69         24.39


---------

* The returns shown for these periods are the blended returns of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares.

         The 30-day yield for AIM V.I. Money Market Fund is as follows:



                                                                 30 DAYS ENDED
                                                               DECEMBER 31, 2004
                                               -------------------------------------------------------
                                                   SERIES I SHARES                SERIES II SHARES
                                               -----------------------         -----------------------
                                               Simple        Effective         Simple        Effective
                                               ------        ---------         ------        ---------

         AIM V.I. Money Market Fund              1.44%         1.44%            1.19%         1.19%


                                  APPENDIX N-1


                               PENDING LITIGATION


                    PENDING LITIGATION ALLEGING MARKET TIMING

     The following civil lawsuits, including purported class action and shareholder derivative suits, involve, depending on the lawsuit, one or more AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties and make allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG, concerning market timing activity in the AIM Funds. These lawsuits either have been served or have had service of process waived as of January 18, 2005.

     RICHARD LEPERA, ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., INVESCO BOND FUNDS, INC., INVESCO SECTOR FUNDS, INC. AND DOE DEFENDANTS 1-100, in the District Court, City and County of Denver, Colorado, (Civil Action No. 03-CV-7600), filed on October 2, 2003. This claim alleges: common law breach of fiduciary duty; common law breach of contract; and common law tortious interference with contract. The plaintiff in this case is seeking: compensatory and punitive damages; injunctive relief; disgorgement of revenues and profits; and costs and expenses, including counsel fees and expert fees.

     MIKE SAYEGH, ON BEHALF OF THE GENERAL PUBLIC, V. JANUS CAPITAL CORPORATION, JANUS CAPITAL MANAGEMENT LLC, JANUS INVESTMENT FUND, EDWARD J. STERN, CANARY CAPITAL PARTNERS LLC, CANARY INVESTMENT MANAGEMENT LLC, CANARY CAPITAL PARTNERS LTD., KAPLAN & CO. SECURITIES INC., BANK ONE CORPORATION, BANC ONE INVESTMENT ADVISORS, THE ONE GROUP MUTUAL FUNDS, BANK OF AMERICA CORPORATION, BANC OF AMERICA CAPITAL MANAGEMENT LLC, BANC OF AMERICA ADVISORS LLC, NATIONS FUND INC., ROBERT H. GORDON, THEODORE H. SIHPOL III, CHARLES D. BRYCELAND, SECURITY TRUST COMPANY, STRONG CAPITAL MANAGEMENT INC., JB OXFORD & COMPANY, ALLIANCE CAPITAL MANAGEMENT HOLDING L.P., ALLIANCE CAPITAL MANAGEMENT L.P., ALLIANCE CAPITAL MANAGEMENT CORPORATION, AXA FINANCIAL INC., ALLIANCEBERNSTEIN REGISTRANTS, GERALD MALONE, CHARLES SCHAFFRAN, MARSH & MCLENNAN COMPANIES, INC., PUTNAM INVESTMENTS TRUST, PUTNAM INVESTMENT MANAGEMENT LLC, PUTNAM INVESTMENT FUNDS, AND DOES 1-500, in the Superior Court of the State of California, County of Los Angeles (Case No. BC304655), filed on October 22, 2003 and amended on December 17, 2003 to substitute INVESCO Funds Group, Inc. and Raymond R. Cunningham for unnamed Doe defendants. This claim alleges unfair business practices and violations of Sections 17200 and 17203 of the California Business and Professions Code. The plaintiff in this case is seeking: injunctive relief; restitution, including pre-judgment interest; an accounting to determine the amount to be returned by the defendants and the amount to be refunded to the public; the creation of an administrative process whereby injured customers of the defendants receive their losses; and counsel fees.

     RAJ SANYAL, DERIVATIVELY ON BEHALF OF NATIONS INTERNATIONAL EQUITY FUND, V. WILLIAM P. CARMICHAEL, WILLIAM H. GRIGG, THOMAS F. KELLER, CARL E. MUNDY, JR., CORNELIUS J. PINGS, A. MAX WALKER, CHARLES B. WALKER, EDMUND L. BENSON, III, ROBERT H. GORDON, JAMES B. SOMMERS, THOMAS S. WORD, JR., EDWARD D. BEDARD, GERALD MURPHY, ROBERT B. CARROLL, INVESCO GLOBAL ASSET MANAGEMENT, PUTNAM INVESTMENT MANAGEMENT, BANK OF AMERICA CORPORATION, MARSICO CAPITAL MANAGEMENT, LLC,

     BANC OF AMERICA ADVISORS, LLC, BANC OF AMERICA CAPITAL MANAGEMENT, LLC, AND NATIONS FUNDS TRUST, in the Superior Court Division, State of North Carolina (Civil Action No. 03-CVS-19622), filed on November 14, 2003. This claim alleges common law breach of fiduciary duty; abuse of control; gross mismanagement; waste of fund assets; and unjust enrichment. The plaintiff in this case is seeking: injunctive relief, including imposition of a constructive trust; damages; restitution and disgorgement; and costs and expenses, including counsel fees and expert fees.

     L. SCOTT KARLIN, DERIVATIVELY ON BEHALF OF INVESCO FUNDS GROUP, INC. V. AMVESCAP, PLC, INVESCO, INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, AND CANARY CAPITAL PARTNERS, LTD., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2406), filed on November 28, 2003. This claim alleges violations of
     Section 36(b) of the Investment Company Act of 1940 ("Investment Company Act"), and common law breach of fiduciary duty. The plaintiff in this case is seeking damages and costs and expenses, including counsel fees and expert fees.

     RICHARD RAVER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
     V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC, AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2441), filed on December 2, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act of 1933 (the "Securities Act"); Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 (the "Exchange Act"); Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

     JERRY FATTAH, CUSTODIAN FOR BASIM FATTAH, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY

     MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2456), filed on December 4, 2003. This claim alleges violations of: Sections 11 and 15 of Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

     EDWARD LOWINGER AND SHARON LOWINGER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO; INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-9634), filed on December 4, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

     JOEL GOODMAN, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
     V. INVESCO FUNDS GROUP, INC. AND RAYMOND R. CUNNINGHAM, in the District Court, City and County of Denver, Colorado (Case Number 03CV9268), filed on December 5, 2003. This claim alleges common law breach of fiduciary duty and aiding and abetting breach of fiduciary duty. The plaintiffs in this case are seeking: injunctive relief; accounting for all damages and for all profits and any special benefits obtained; disgorgement; restitution and damages; costs and disbursements, including counsel fees and expert fees; and equitable relief.

     STEVEN B. EHRLICH, CUSTODIAN FOR ALEXA P. EHRLICH, UGTMA/FLORIDA, AND DENNY
     P. JACOBSON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
     V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURERS MONEY MARKET RESERVE FUND, AIM INVESCO TREASURERS TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-N-2559), filed on December 17, 2003. This claim alleges violations of:
     Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

     JOSEPH R. RUSSO, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR

     FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURERS MONEY MARKET RESERVE FUND, AIM INVESCO TREASURERS TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-10045), filed on December 18, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

     MIRIAM CALDERON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AMVESCAP PLC, AVZ, INC., AMVESCAP RETIREMENT, INC., AMVESCAP NATIONAL TRUST COMPANY, ROBERT F. MCCULLOUGH, GORDON NEBEKER, JEFFREY G. CALLAHAN, INVESCO FUNDS GROUP, INC., RAYMOND R. CUNNINGHAM, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-M-2604), filed on December 24, 2003. This claim alleges violations of Sections 404, 405 and 406B of the Employee Retirement Income Security Act ("ERISA"). The plaintiffs in this case are seeking: declarations that the defendants breached their ERISA fiduciary duties and that they are not entitled to the protection of Section 404(c)(1)(B) of ERISA; an order compelling the defendants to make good all losses to a particular retirement plan described in this case (the "Retirement Plan") resulting from the defendants' breaches of their fiduciary duties, including losses to the Retirement Plan resulting from imprudent investment of the Retirement Plan's assets, and to restore to the Retirement Plan all profits the defendants made through use of the Retirement Plan's assets, and to restore to the Retirement Plan all profits which the participants would have made if the defendants had fulfilled their fiduciary obligations; damages on behalf of the Retirement Plan; imposition of a constructive trust, injunctive relief, damages suffered by the Retirement Plan, to be allocated proportionately to the participants in the Retirement Plan; restitution and other costs and expenses, including counsel fees and expert fees.

     PAT B. GORSUCH AND GEORGE L. GORSUCH V. INVESCO FUNDS GROUP, INC. AND AIM ADVISER, INC., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2612), filed on December 24, 2003. This claim alleges violations of Sections 15(a), 20(a) and 36(b) of the Investment Company Act. The plaintiffs in this case are seeking: rescission and/or voiding of the investment advisory agreements; return of fees paid; damages; and other costs and expenses, including counsel fees and expert fees.

     LORI WEINRIB, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
     V. INVESCO FUNDS GROUP, INC., AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC., AMVESCAP PLC, TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-00492), filed on January 21, 2004. This claim alleges violations of: Sections 11 and 15 of the 1933 Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

     ROBERT S. BALLAGH, JR., INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0152), filed on January 28, 2004. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

     JONATHAN GALLO, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE

     OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0151), filed on January 28, 2004. This claim alleges violations of:
     Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

     EILEEN CLANCY, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
     V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM AND THOMAS KOLBE, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-0713), filed on January 30, 2004. This claim alleges violations of Sections 11 and 15 of the Securities Act. The plaintiffs in this case are seeking: compensatory damages, rescission; return of fees paid; and other costs and expenses, including counsel fees and expert fees.

     SCOTT WALDMAN, ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO DYNAMICS FUND, INVESCO EUROPEAN FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC., AMVESCAP PLC, AND RAYMOND CUNNINGHAM, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-00915), filed on February 3, 2004. This claim alleges violations of Sections 11 and 15 of the Securities Act and common law breach of fiduciary duty. The plaintiffs in this case are seeking compensatory damages; injunctive relief; and costs and expenses, including counsel fees and expert fees.

     CARL E. VONDER HAAR AND MARILYN P. MARTIN, ON BEHALF OF THEMSELVES AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC. AND DOE DEFENDANTS 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-CV-812), filed on February 5, 2004. This claim alleges: common law breach of fiduciary duty; breach of contract; and tortious interference with contract. The plaintiffs in this case are seeking: injunctive relief; damages; disgorgement; and costs and expenses, including counsel fees and expert fees.

     HENRY KRAMER, DERIVATIVELY ON BEHALF OF INVESCO ENERGY FUND, INVESCO STOCK FUNDS, INC., AND INVESCO MUTUAL FUNDS V. AMVESCAP, PLC, INVESCO FUNDS GROUP, INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, AND CANARY CAPITAL PARTNERS, LTD., DEFENDANTS, AND INVESCO ENERGY FUND, INVESCO STOCK FUNDS, INC., AND INVESCO MUTUAL FUNDS, NOMINAL DEFENDANTS, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0397), filed on March 4, 2004. This claim alleges violations of Section 36(b) of the Investment Company Act and common law breach of fiduciary duty. The plaintiff in this case is seeking damages and costs and expenses, including counsel fees and expert fees.

     CYNTHIA L. ESSENMACHER, DERIVATIVELY ON BEHALF OF THE INVESCO DYNAMICS FUND AND THE REMAINING "INVESCO FUNDS" V. INVESCO FUNDS GROUPS, INC., AMVESCAP PLC, AIM MANAGEMENT GROUP, INC., RAYMOND CUNNINGHAM, TIMOTHY MILLER, THOMAS KOLBE AND MICHAEL LEGOSKI, DEFENDANTS, AND INVESCO DYNAMICS FUND AND THE "INVESCO FUNDS", NOMINAL DEFENDANTS, in the United States District Court, District of Delaware (Civil Action No. 04-CV-188), filed on March 29, 2004. This claim alleges: violations of Section 36(b) of the Investment Company Act; violations of Section 206 of the Advisers Act; common law breach of fiduciary duty; and civil conspiracy. The plaintiff in this case is seeking: damages; injunctive relief; and costs and expenses, including counsel fees and expert fees.

     Pursuant to an Order of the MDL Court, plaintiffs in the above lawsuits (with the exception of Carl E. Vonder Haar, et al. v. INVESCO Funds Group, Inc. et al.) consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds (the Lepera lawsuit discussed below); (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants (the Essenmacher lawsuit discussed below); and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan (the Calderon lawsuit discussed below). The plaintiffs in the Vonder Haar lawsuit continue to seek remand of their lawsuit to state court. Set forth below is detailed information about these three amended complaints.

     RICHARD LEPERA, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED (LEAD PLAINTIFF: CITY OF CHICAGO DEFERRED COMPENSATION PLAN), V. INVESCO FUNDS GROUP, INC., AMVESCAP, PLC, AIM INVESTMENTS, AIM ADVISORS, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO ASSETS MANAGEMENT LIMITED, INVESCO GLOBAL ASSETS MANAGEMENT (N.A.), AIM STOCK FUNDS, AIM MUTUAL FUNDS, AIM COMBINATION STOCK & BOND FUNDS, AIM SECTOR FUNDS, AIM TREASURER'S SERIES TRUST, INVESCO DISTRIBUTORS, INC., AIM DISTRIBUTORS, INC., RAYMOND
     R. CUNNINGHAM, TIMOTHY J. MILLER, THOMAS A. KOLBE, MICHAEL D. LEGOSKI, MICHAEL K. BRUGMAN, MARK WILLIAMSON, EDWARD J. STERN, CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., RYAN GOLDBERG, MICHAEL GRADY, CITIGROUP, INC., CITIGROUP GLOBAL MARKETS HOLDINGS, INC., SALOMON SMITH BARNEY,

     INC., MORGAN STANLEY DW, ANNA BRUGMAN, ANB CONSULTING, LLC, KAPLAN & CO. SECURITIES INC., SECURITY TRUST COMPANY, N.A., GRANT D. SEEGER, JB OXFORD HOLDINGS, INC., NATIONAL CLEARING CORPORATION, JAMES G. LEWIS, KRAIG L. KIBBLE, JAMES Y. LIN, BANK OF AMERICA CORPORATION, BANC OF AMERICA SECURITIES LLC, THEODORE C. SIHPOL, III, BEAR STEARNS & CO., INC., BEAR STEARNS SECURITIES CORP., CHARLES SCHWAB & CO., CREDIT SUISSE FIRST BOSTON
     (USA) INC., PRUDENTIAL FINANCIAL, INC., PRUDENTIAL SECURITIES, INC., CANADIAN IMPERIAL BANK OF COMMERCE, JP MORGAN CHASE AND CO., AND JOHN DOE DEFENDANTS 1-100, in the MDL Court (Case No. 04-MD-15864; No. 04-CV-00814-JFM) (originally in the United States District Court for the District of Colorado), filed on September 29, 2004. This lawsuit alleges violations of Sections 11, 12(a)(2), and 15 of the Securities Act; Section 10(b) of the Exchange Act and Rule 10b-5 promulgated thereunder; Section 20(a) of the Exchange Act; Sections 34(b), 36(a), 36(b) and 48(a) of the Investment Company Act; breach of fiduciary duty/constructive fraud; aiding and abetting breach of fiduciary duty; and unjust enrichment. The plaintiffs in this lawsuit are seeking: compensatory damages, including interest; and other costs and expenses, including counsel and expert fees.

     CYNTHIA ESSENMACHER, SILVANA G. DELLA CAMERA, FELICIA BERNSTEIN AS CUSTODIAN FOR DANIELLE BROOKE BERNSTEIN, EDWARD CASEY, TINA CASEY, SIMON DENENBERG, GEORGE L. GORSUCH, PAT B. GORSUCH, L. SCOTT KARLIN, HENRY KRAMER, JOHN E. MORRISEY, HARRY SCHIPPER, BERTY KREISLER, GERSON SMITH, CYNTHIA PULEO, ZACHARY ALAN STARR, JOSHUA GUTTMAN, AND AMY SUGIN, DERIVATIVELY ON BEHALF OF THE MUTUAL FUNDS, TRUSTS AND CORPORATIONS COMPRISING THE INVESCO AND AIM FAMILY OF MUTUAL FUNDS V. AMVESCAP, PLC, INVESCO FUNDS GROUP, INC., INVESCO DISTRIBUTORS, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO ASSETS MANAGEMENT LIMITED, INVESCO GLOBAL ASSETS MANAGEMENT (N.A.), AIM MANAGEMENT GROUP, INC., AIM ADVISERS, INC., AIM INVESTMENT SERVICES, INC., AIM DISTRIBUTORS, INC., FUND MANAGEMENT COMPANY, MARK H. WILLIAMSON, RAYMOND R. CUNNINGHAM, TIMOTHY MILLER, THOMAS KOLBE, MICHAEL LEGOSKI, MICHAEL BRUGMAN, FRED A. DEERING, VICTOR L. ANDREWS, BOB R. BAKER, LAWRENCE H. BUDNER, JAMES T. BUNCH, GERALD
     J. LEWIS, JOHN W. MCINTYRE, LARRY SOLL, RONALD L. GROOMS, WILLIAM J. GALVIN, JR., ROBERT H. GRAHAM, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT
     R. DOWDEN, EDWARD K. DUNN, JACK M. FIELDS, CARL FRISCHILING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, LOUIS S. SKLAR, OWEN DALY II, AURUM SECURITIES CORP., AURUM CAPITAL MANAGEMENT CORP., GOLDEN GATE FINANCIAL GROUP, LLC, BANK OF AMERICA CORP., BANC OF AMERICA SECURITIES LLC, BANK OF AMERICA, N.A., BEAR STEARNS & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY INVESTMENT MANAGEMENT, LLC, EDWARD J. STERN, CANADIAN IMPERIAL BANK OF COMMERCE, CIRCLE TRUST COMPANY, RYAN GOLDBERG, MICHAEL GRADY, KAPLAN & CO. SECURITIES, INC., JP MORGAN CHASE & CO., OPPENHEIMER & CO., INC., PRITCHARD CAPITAL PARTNERS LLC, TIJA MANAGEMENT, TRAUTMAN WASSERMAN & COMPANY, INC., DEFENDANTS, AND THE INVESCO FUNDS AND THE AIM FUNDS AND ALL TRUSTS AND CORPORATIONS THAT COMPRISE THE INVESCO FUNDS AND AIM FUNDS THAT WERE MANAGED BY INVESCO AND AIM, NOMINAL DEFENDANTS, in the MDL Court (Case No. 04-MD-15864-FPS; No. 04-819), filed on September 29, 2004. This lawsuit alleges violations of Sections 206 and 215 of the Investment Advisers Act; Sections 36(a), 36(b) and 47 of the Investment Company Act; control person liability under
     Section 48 of the Investment Company Act; breach of fiduciary duty; aiding and abetting breach of fiduciary duty; breach of contract; unjust enrichment; interference with contract; and civil conspiracy. The plaintiffs in this lawsuit are seeking: removal of director defendants;

     removal of adviser, sub-adviser and distributor defendants; rescission of management and other contracts between the Funds and defendants; rescission of 12b-1 plans; disgorgement of management fees and other compensation/profits paid to adviser defendants; compensatory and punitive damages; and fees and expenses, including attorney and expert fees.

     MIRIAM CALDERON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AVZ, INC., AMVESCAP RETIREMENT, INC., AMVESCAP NATIONAL TRUST COMPANY, INVESCO FUNDS GROUP, INC., AMVESCAP, ROBERT F. MCCULLOUGH, GORDON NEBEKER, JEFFREY G. CALLAHAN, AND RAYMOND R. CUNNINGHAM, in the MDL Court (Case No. 1:04-MD-15864-FPS), filed on September 29, 2004. This lawsuit alleges violations of ERISA Sections 404, 405 and 406. The plaintiffs in this lawsuit are seeking: declaratory judgment; restoration of losses suffered by the plan; disgorgement of profits; imposition of a constructive trust; injunctive relief; compensatory damages; costs and attorneys' fees; and equitable restitution.

                                  APPENDIX N-2

      PENDING LITIGATION ALLEGING INADEQUATELY EMPLOYED FAIR VALUE PRICING

     The following civil class action lawsuits involve, depending on the lawsuit, one or more AIM Funds, IFG and/or AIM and allege that the defendants inadequately employed fair value pricing. These lawsuits either have been served or have had service of process waived as of January 18, 2005.

     T.K. PARTHASARATHY, EDMUND WOODBURY, STUART ALLEN SMITH AND SHARON SMITH, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. T. ROWE PRICE INTERNATIONAL FUNDS, INC., T. ROWE PRICE INTERNATIONAL, INC., ARTISAN FUNDS, INC., ARTISAN PARTNERS LIMITED PARTNERSHIP, AIM INTERNATIONAL FUNDS, INC. AND AIM ADVISORS, INC., in the Third Judicial Circuit Court for Madison County, Illinois (Case No. 2003-L-001253), filed on September 23, 2003. This claim alleges: common law breach of duty and common law negligence and gross negligence. The plaintiffs in this case are seeking: compensatory and punitive damages; interest; and attorneys' fees and costs.

     JOHN BILSKI, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
     V. AIM INTERNATIONAL FUNDS, INC., AIM ADVISORS, INC., INVESCO INTERNATIONAL FUNDS, INC., INVESCO FUNDS GROUP, INC., T. ROWE PRICE INTERNATIONAL FUNDS, INC. AND T. ROWE PRICE INTERNATIONAL, INC., in the United States District Court, Southern District of Illinois (East St. Louis) (Case No. 03-772), filed on November 19, 2003. This claim alleges: violations of Sections 36(a) and 36(b) of the Investment Company Act of 1940; common law breach of duty; and common law negligence and gross negligence. The plaintiff in this case is seeking: compensatory and punitive damages; interest; and attorneys' fees and costs.

                                  APPENDIX N-3

     PENDING LITIGATION ALLEGING EXCESSIVE ADVISORY AND/OR DISTRIBUTION FEES

     The following civil lawsuits, including purported class action and shareholder derivative suits, involve, depending on the lawsuit, one or more of IFG, AIM, IINA, ADI and/or INVESCO Distributors and allege that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and, in some cases, also allege that the defendants adopted unlawful distribution plans. These lawsuits either have been served or have had service of process waived as of January 18, 2005. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits (Ronald Kondracki v. AIM Advisors, Inc. and AIM Distributor, Inc.) has challenged this order.

     RONALD KONDRACKI V. AIM ADVISORS, INC. AND AIM DISTRIBUTOR, INC., in the United States District Court for the Southern District of Illinois (Civil Action No. 04-CV-263-DRH), filed on April 16, 2004. This claim alleges violations of Section 36(b) of the Investment Company Act of 1940 (the "Investment Company Act"). The plaintiff in this case is seeking: damages; injunctive relief; prospective relief in the form of reduced fees; rescission of the investment advisory agreements and distribution plans; and costs and expenses, including counsel fees.

     DOLORES BERDAT, MARVIN HUNT, MADELINE HUNT, RANDAL C. BREVER AND RHONDA LECURU V. INVESCO FUNDS GROUP, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO DISTRIBUTORS, INC., AIM ADVISORS, INC. AND AIM DISTRIBUTORS, INC., in the United States District Court for the Middle District of Florida, Tampa Division (Case No. 8:04-CV-978-T24-TBM), filed on April 29, 2004. This claim alleges violations of Sections 36(b) and 12(b) of the Investment Company Act. The plaintiffs in this case are seeking: damages; injunctive relief; rescission of the investment advisory agreements and distribution plans; and costs and expenses, including counsel fees.

     FERDINANDO PAPIA, FRED DUNCAN, GRACE GIAMANCO, JEFFREY S. THOMAS, COURTNEY KING, KATHLEEN BLAIR, HENRY BERDAT, RUTH MOCCIA, MURRAY BEASLEY AND FRANCES
     J. BEASLEY V. A I M ADVISORS, INC. AND A I M DISTRIBUTORS, INC., in the United States District Court for the Middle District of Florida, Tampa Division (Case No. 8:04-CV-977-T17-MSS), filed on April 29, 2004. This claim alleges violations of Sections 36(b) and 12(b) of the Investment Company Act. The plaintiffs in this case are seeking: damages; injunctive relief; rescission of the investment advisory agreements and distribution plans; and costs and expenses, including counsel fees.

                                  APPENDIX N-4

       PENDING LITIGATION ALLEGING IMPROPER CHARGING OF DISTRIBUTION FEES
                   ON LIMITED OFFERING FUNDS OR SHARE CLASSES

     The following civil lawsuits, including shareholder derivative suits, involve, depending on the lawsuit, one or more of IFG, AIM, ADI and/or certain of the trustees of the AIM Funds and allege that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits either have been served or have had service of process waived as of January 18, 2005.


     LAWRENCE ZUCKER, ON BEHALF OF AIM SMALL CAP GROWTH FUND AND AIM LIMITED MATURITY TREASURY FUND, V. A I M ADVISORS, INC., in the United States District Court, Southern District of Texas, Houston Division (Civil Action No. H-03-5653), filed on December 10, 2003. This claim alleges violations of Section 36(b) of the Investment Company Act of 1940 (the "Investment Company Act") and common law breach of fiduciary duty. The plaintiff in this case is seeking: damages; injunctive relief; and costs and expenses, including counsel fees. In March 2005, the parties entered a Stipulation whereby, among other things, the plaintiff agreed to dismiss without prejudice all claims against all of the individual defendants and his claims based on state law causes of action. This effectively limits this suit to alleged violations of Section 36(b) against ADI.



     STANLEY LIEBER, ON BEHALF OF INVESCO BALANCED FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO EUROPEAN FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO GROWTH & INCOME FUND, INVESCO GROWTH FUND, INVESCO HEALTH SCIENCE FUND, INVESCO HIGH YIELD FUND, INVECO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO LEISURE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO S&P 500 INDEX FUND, INVESCO SELECT INCOME FUND, INVESCO TAX FREE BOND FUND, INVESCO TECHNOLOGY FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO TOTAL RETURN FUND, INVESCO US GOVERNMENT SECURITIES FUND, INVESCO UTILITIES FUND, INVESCO VALUE EQUITY FUND, V. INVESCO FUNDS GROUP, INC. AND A I M ADVISORS, INC., in the United States District Court, Southern District of Texas, Houston Division (Civil Action No. H-03-5744), filed on December 17, 2003. This claim alleges violations of Section 36(b) of the Investment Company Act and common law breach of fiduciary duty. The plaintiff in this case is seeking: damages; injunctive relief; and costs and expenses, including counsel fees. In March 2005, the parties entered a Stipulation whereby, among other things, the plaintiff agreed to dismiss without prejudice all claims against all of the individual defendants and his claims based on state law causes of action. This effectively limits this suit to alleged violations of Section 36(b) against ADI.


     HERMAN C. RAGAN, DERIVATIVELY, AND ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., AND A I M DISTRIBUTORS, INC., in the United States District Court for the Southern District of Georgia, Dublin Division (Civil Action No. CV304-031), filed on May 6, 2004. This claim alleges violations of: Section 10(b) of the Securities Exchange Act of 1934 (the "Exchange Act") and Rule 10b-5 thereunder; Sections 17(a)(2) and 17(a)(3) of the Securities Act of 1933; and Section 36(b) of the Investment Company Act. This claim also alleges controlling person liability, within the meaning of Section 20 of the Exchange Act against ADI. The plaintiff in this case is seeking: damages and costs and expenses, including counsel fees.

                                  APPENDIX N-5

        PENDING LITIGATION ALLEGING IMPROPER MUTUAL FUND SALES PRACTICES
                       AND DIRECTED-BROKERAGE ARRANGEMENTS

     The following civil lawsuits, including purported class action and shareholder derivative suits, involve, depending on the lawsuit, one or more of AIM Management, IFG, AIM, AIS and/or certain of the trustees of the AIM Funds and allege that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively push the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits either have been served or have had service of process waived as of January 18, 2005.

     JOY D. BEASLEY AND SHEILA MCDAID, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the District of Colorado (Civil Action No. 04-B-0958), filed on May 10, 2004. The plaintiffs voluntarily dismissed this case in Colorado and re-filed it on July 2, 2004 in the United States District Court for the Southern District of Texas, Houston Division (Civil Action H-04-2589). This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act of 1940 (the "Investment Company Act") and violations of Sections 206 and 215 of the Investment Advisers Act of 1940 (the "Advisers Act"). The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

     RICHARD TIM BOYCE V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK
     H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD
     K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the District of Colorado (Civil Action No. 04-N-0989), filed on May 13, 2004. The plaintiff voluntarily dismissed this case in Colorado and re-filed it on July 1, 2004 in the United States District Court for the Southern District of Texas, Houston Division (Civil Action H-04-2587). This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

     KEHLBECK TRUST DTD 1-25-93, BILLY B. KEHLBECK AND DONNA J. KEHLBECK, TTEES
     V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH
     H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN

     DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-2802), filed on July 9, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

     JANICE R. FRY, BOB J. FRY, JAMES P. HAYES, VIRGINIA L. MAGBUAL, HENRY W. MEYER AND GEORGE ROBERT PERRY V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM GROUP INCOME FUND, AIM GROUP VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM

     INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-2832), filed on July 12, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

     ROBERT P. APU, SUZANNE K. APU, MARINA BERTI, KHANH DINH, FRANK KENDRICK, EDWARD A. KREZEL, DAN B. LESIUK, JOHN B. PERKINS, MILDRED E. RUEHLMAN, LOUIS E. SPERRY, J. DORIS WILLSON AND ROBERT W. WOOD V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM GROUP INCOME FUND, AIM GROUP VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM

     TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-2884), filed on July 15, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

     HARVEY R. BENDIX, CVETAN GEORGIEV, DAVID M. LUCOFF, MICHAEL E. PARMELEE, TRUSTEE OF THE HERMAN S. AND ESPERANZA A.. DRAYER RESIDUAL TRUST U/A 1/22/83 AND STANLEY S. STEPHENSON, TRUSTEE OF THE STANLEY J. STEPHENSON TRUST V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM GROUP INCOME FUND, AIM GROUP VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO

     TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-3030), filed on July 27, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

                                  APPENDIX N-6

         PENDING LITIGATION ALLEGING FAILURE TO ENSURE PARTICIPATION IN
                            CLASS ACTION SETTLEMENTS

     The following civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, AIM Capital and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit was served on January 18, 2005.

     AVO HOGAN AND JULIAN W. MEADOWS, ON BEHALF OF THEMSELVES AND ALL OTHERS SIMILARLY SITUATED, V. BOB R. BAKER, FRANK S. BAYLEY, JAMES T. BUNCH, BRUCE
     L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, ROBERT H. GRAHAM, GERALD J. LEWIS, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, LOUIS S. SKLAR, LARRY SOLL, PH.D, MARK H. WILLIAMSON, AIM INVESTMENTS, LTD., AIM ADVISORS, INC., AIM CAPITAL MANAGEMENT, INC., INVESCO INSTITUTIONAL (N.A.), INC. AND JOHN DOES NO. 1 THROUGH 100, in the United States District Court, Northern District of Texas (Civil Action No. 3:05-CV-73-P), filed on January 11, 2005. This claim alleges violations of Sections 36(a), 36(b) and 47(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty and negligence. The plaintiffs in this case are seeking: compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and counsel fees.

                               FINANCIAL STATEMENT





                                       FS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds
Houston, Texas



We have audited the accompanying statement of assets and liabilities of AIM V.I. Aggressive Growth Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, including the schedule of investments as of December 31, 2004, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Aggressive Growth Fund as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended in conformity with accounting principles generally accepted in the United States of America.

                                                /s/ TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 4, 2005

                        AIM V.I. AGGRESSIVE GROWTH FUND

SCHEDULE OF INVESTMENTS

December 31, 2004


                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-91.72%

ADVERTISING-1.54%

Lamar Advertising Co.-Class A(a)                  27,100   $  1,159,338
-----------------------------------------------------------------------
Omnicom Group Inc.                                15,400      1,298,528
=======================================================================
                                                              2,457,866
=======================================================================

AIRLINES-0.79%

Southwest Airlines Co.                            77,500      1,261,700
=======================================================================

APPAREL RETAIL-1.60%

Aeropostale, Inc.(a)                              23,050        678,362
-----------------------------------------------------------------------
Foot Locker, Inc.                                 29,400        791,742
-----------------------------------------------------------------------
Hot Topic, Inc.(a)                                 3,500         60,165
-----------------------------------------------------------------------
Pacific Sunwear of California, Inc.(a)            45,950      1,022,847
=======================================================================
                                                              2,553,116
=======================================================================

APPLICATION SOFTWARE-2.43%

Amdocs Ltd. (United Kingdom)(a)                   48,500      1,273,125
-----------------------------------------------------------------------
Cognos, Inc. (Canada)(a)                          15,800        696,148
-----------------------------------------------------------------------
Mercury Interactive Corp.(a)                      15,200        692,360
-----------------------------------------------------------------------
Synopsys, Inc.(a)                                 62,000      1,216,440
=======================================================================
                                                              3,878,073
=======================================================================

ASSET MANAGEMENT & CUSTODY BANKS-4.04%

Affiliated Managers Group, Inc.(a)                19,350      1,310,769
-----------------------------------------------------------------------
Investors Financial Services Corp.(b)             85,300      4,263,294
-----------------------------------------------------------------------
Legg Mason, Inc.                                  11,700        857,142
=======================================================================
                                                              6,431,205
=======================================================================

BIOTECHNOLOGY-4.28%

Amylin Pharmaceuticals, Inc.(a)                   52,300      1,221,728
-----------------------------------------------------------------------
Eyetech Pharmaceuticals Inc.(a)                   21,700        987,350
-----------------------------------------------------------------------
Invitrogen Corp.(a)                               23,300      1,564,129
-----------------------------------------------------------------------
Neurocrine Biosciences, Inc.(a)                   13,200        650,760
-----------------------------------------------------------------------
OSI Pharmaceuticals, Inc.(a)(b)                   15,400      1,152,690
-----------------------------------------------------------------------
QLT Inc. (Canada)(a)                              77,000      1,238,160
=======================================================================
                                                              6,814,817
=======================================================================

BROADCASTING & CABLE TV-2.90%

Radio One, Inc.-Class D(a)                        93,100      1,500,772
-----------------------------------------------------------------------
Univision Communications Inc.-Class A(a)         106,595      3,120,036
=======================================================================
                                                              4,620,808
=======================================================================

BUILDING PRODUCTS-2.01%

American Standard Cos. Inc.(a)                    77,500      3,202,300
=======================================================================

COMMUNICATIONS EQUIPMENT-3.89%

ADTRAN, Inc.                                      61,000      1,167,540
-----------------------------------------------------------------------

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-(CONTINUED)

Avaya Inc.(a)                                     76,200   $  1,310,640
-----------------------------------------------------------------------
Comverse Technology, Inc.(a)                      45,700      1,117,365
-----------------------------------------------------------------------
Plantronics, Inc.                                 41,000      1,700,270
-----------------------------------------------------------------------
Polycom, Inc.(a)                                  38,800        904,816
=======================================================================
                                                              6,200,631
=======================================================================

COMPUTER STORAGE & PERIPHERALS-0.33%

Electronics for Imaging, Inc.(a)                  30,400        529,264
=======================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-0.54%

Joy Global Inc.(b)                                19,700        855,571
=======================================================================

DATA PROCESSING & OUTSOURCED SERVICES-8.13%

Alliance Data Systems Corp.(a)(b)                 50,400      2,392,992
-----------------------------------------------------------------------
Fiserv, Inc.(a)                                   87,285      3,507,984
-----------------------------------------------------------------------
Iron Mountain Inc.(a)                             58,200      1,774,518
-----------------------------------------------------------------------
Paychex, Inc.                                     58,200      1,983,456
-----------------------------------------------------------------------
SunGard Data Systems Inc.(a)                     116,300      3,294,779
=======================================================================
                                                             12,953,729
=======================================================================

DIVERSIFIED COMMERCIAL SERVICES-2.72%

ARAMARK Corp.-Class B                             34,200        906,642
-----------------------------------------------------------------------
Cintas Corp.                                      58,200      2,552,652
-----------------------------------------------------------------------
CoStar Group Inc.(a)                              19,000        877,420
=======================================================================
                                                              4,336,714
=======================================================================

ELECTRIC UTILITIES-0.50%

DPL Inc.                                          31,500        790,965
=======================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-1.68%

Cooper Industries, Ltd.-Class A (Bermuda)         20,200      1,371,378
-----------------------------------------------------------------------
EnerSys(a)                                        85,300      1,300,825
=======================================================================
                                                              2,672,203
=======================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-1.87%

Agilent Technologies, Inc.(a)                     58,200      1,402,620
-----------------------------------------------------------------------
Littelfuse, Inc.(a)                               18,800        642,208
-----------------------------------------------------------------------
Tektronix, Inc.                                   31,000        936,510
=======================================================================
                                                              2,981,338
=======================================================================

ELECTRONIC MANUFACTURING SERVICES-0.51%

Molex Inc.                                        26,800        804,000
=======================================================================

                        AIM V.I. AGGRESSIVE GROWTH FUND


                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

EMPLOYMENT SERVICES-1.72%

Robert Half International Inc.                    93,200   $  2,742,876
=======================================================================

ENVIRONMENTAL SERVICES-0.83%

Stericycle, Inc.(a)                               28,800      1,323,360
=======================================================================

GENERAL MERCHANDISE STORES-0.75%

Family Dollar Stores, Inc.                        38,300      1,196,109
=======================================================================

HEALTH CARE EQUIPMENT-3.47%

Cytyc Corp.(a)                                    37,600      1,036,632
-----------------------------------------------------------------------
Fisher Scientific International Inc.(a)           58,200      3,630,516
-----------------------------------------------------------------------
PerkinElmer, Inc.                                 38,500        865,865
=======================================================================
                                                              5,533,013
=======================================================================

HEALTH CARE FACILITIES-1.50%

LifePoint Hospitals, Inc.(a)                      27,100        943,622
-----------------------------------------------------------------------
Triad Hospitals, Inc.(a)                          38,800      1,443,748
=======================================================================
                                                              2,387,370
=======================================================================

HEALTH CARE SERVICES-4.09%

Caremark Rx, Inc.(a)(b)                           72,700      2,866,561
-----------------------------------------------------------------------
DaVita, Inc.(a)                                   34,600      1,367,738
-----------------------------------------------------------------------
Express Scripts, Inc.(a)                          10,900        833,196
-----------------------------------------------------------------------
Medco Health Solutions, Inc.(a)                   34,900      1,451,840
=======================================================================
                                                              6,519,335
=======================================================================

HEALTH CARE SUPPLIES-0.55%

Advanced Medical Optics, Inc.(a)                  21,300        876,282
=======================================================================

HOTELS, RESORTS & CRUISE LINES-1.58%

La Quinta Corp.(a)                               114,500      1,040,805
-----------------------------------------------------------------------
Royal Caribbean Cruises Ltd. (Liberia)            27,100      1,475,324
=======================================================================
                                                              2,516,129
=======================================================================

HOUSEHOLD APPLIANCES-1.06%

Blount International, Inc.(a)                     96,700      1,684,514
=======================================================================

INDUSTRIAL CONGLOMERATES-1.27%

Textron Inc.                                      27,300      2,014,740
=======================================================================

INTERNET SOFTWARE & SERVICES-0.63%

Akamai Technologies, Inc.(a)                      77,500      1,009,825
=======================================================================

IT CONSULTING & OTHER SERVICES-0.64%

Acxiom Corp.                                      38,600      1,015,180
=======================================================================

LEISURE PRODUCTS-0.72%

Brunswick Corp.                                   23,300      1,153,350
=======================================================================

MOVIES & ENTERTAINMENT-0.92%

Regal Entertainment Group-Class A                 70,700      1,467,025
=======================================================================

OIL & GAS DRILLING-2.02%

ENSCO International Inc.                          58,200      1,847,268
-----------------------------------------------------------------------

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

OIL & GAS DRILLING-(CONTINUED)

Patterson-UTI Energy, Inc.                        46,500   $    904,425
-----------------------------------------------------------------------
Pride International, Inc.(a)                      23,000        472,420
=======================================================================
                                                              3,224,113
=======================================================================

OIL & GAS EQUIPMENT & SERVICES-2.40%

BJ Services Co.                                   46,300      2,154,802
-----------------------------------------------------------------------
Cooper Cameron Corp.(a)                           30,900      1,662,729
=======================================================================
                                                              3,817,531
=======================================================================

PAPER PRODUCTS-1.83%

Bowater Inc.                                      40,700      1,789,579
-----------------------------------------------------------------------
Sappi Ltd.-ADR (South Africa)                     77,500      1,123,750
=======================================================================
                                                              2,913,329
=======================================================================

PHARMACEUTICALS-4.15%

Barr Pharmaceuticals Inc.(a)                      20,600        938,124
-----------------------------------------------------------------------
Endo Pharmaceuticals Holdings Inc.(a)             26,400        554,928
-----------------------------------------------------------------------
Eon Labs, Inc.(a)(b)                              45,000      1,215,000
-----------------------------------------------------------------------
Impax Laboratories, Inc.(a)(b)                    49,900        792,412
-----------------------------------------------------------------------
IVAX Corp.(a)                                     72,750      1,150,905
-----------------------------------------------------------------------
MGI Pharma, Inc.(a)                               38,200      1,069,982
-----------------------------------------------------------------------
Valeant Pharmaceuticals International             33,900        893,265
=======================================================================
                                                              6,614,616
=======================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-0.97%

CB Richard Ellis Group, Inc.-Class A(a)           46,000      1,543,300
=======================================================================

REGIONAL BANKS-0.70%

North Fork Bancorp., Inc.                         38,400      1,107,840
=======================================================================

RESTAURANTS-2.99%

Brinker International, Inc.(a)                    58,200      2,041,074
-----------------------------------------------------------------------
Ruby Tuesday, Inc.                                57,500      1,499,600
-----------------------------------------------------------------------
Wendy's International, Inc.                       31,000      1,217,060
=======================================================================
                                                              4,757,734
=======================================================================

SEMICONDUCTOR EQUIPMENT-1.02%

Novellus Systems, Inc.(a)                         58,200      1,623,198
=======================================================================

SEMICONDUCTORS-5.16%

Altera Corp.(a)                                   38,100        788,670
-----------------------------------------------------------------------
AMIS Holdings, Inc.(a)                            67,300      1,111,796
-----------------------------------------------------------------------
ATI Technologies Inc. (Canada)(a)                 24,500        475,055
-----------------------------------------------------------------------
Intersil Corp.-Class A                            37,900        634,446
-----------------------------------------------------------------------
Maxim Integrated Products, Inc.                   34,900      1,479,411
-----------------------------------------------------------------------
Microchip Technology Inc.                        116,300      3,100,558
-----------------------------------------------------------------------
Xilinx, Inc.                                      21,200        628,580
=======================================================================
                                                              8,218,516
=======================================================================

                        AIM V.I. AGGRESSIVE GROWTH FUND


                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

SOFT DRINKS-0.76%

Coca-Cola Enterprises Inc.                        58,200   $  1,213,470
=======================================================================

SPECIALTY CHEMICALS-1.46%

Nalco Holding Co.(a)                              79,400      1,549,888
-----------------------------------------------------------------------
Valspar Corp. (The)                               15,500        775,155
=======================================================================
                                                              2,325,043
=======================================================================

SPECIALTY STORES-4.04%

Linens 'n Things, Inc.(a)                         58,200      1,443,360
-----------------------------------------------------------------------
OfficeMax Inc.                                    58,200      1,826,316
-----------------------------------------------------------------------
Staples, Inc.                                     23,200        782,072
-----------------------------------------------------------------------
Tiffany & Co.                                     38,800      1,240,436
-----------------------------------------------------------------------
Tractor Supply Co.(a)                             30,700      1,142,347
=======================================================================
                                                              6,434,531
=======================================================================

SYSTEMS SOFTWARE-0.75%

Symantec Corp.(a)                                 46,500      1,197,840
=======================================================================

TECHNOLOGY DISTRIBUTORS-0.97%

CDW Corp.                                         23,300      1,545,955
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------


THRIFTS & MORTGAGE FINANCE-0.75%

New York Community Bancorp, Inc.                  58,413   $  1,201,555
=======================================================================

TRADING COMPANIES & DISTRIBUTORS-0.86%

MSC Industrial Direct Co., Inc.-Class A           38,200      1,374,436
=======================================================================

TRUCKING-1.40%

Sirva Inc.(a)                                    116,300      2,235,286
=======================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $125,408,525)                         146,131,701
=======================================================================

MONEY MARKET FUNDS-8.74%

Liquid Assets Portfolio-Institutional
  Class(c)                                     6,960,012      6,960,012
-----------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(c)    6,960,012      6,960,012
=======================================================================
    Total Money Market Funds (Cost
      $13,920,024)                                           13,920,024
=======================================================================
TOTAL INVESTMENTS-100.46% (Cost $139,328,549)               160,051,725
=======================================================================
OTHER ASSETS LESS LIABILITIES-(0.46%)                          (732,569)
=======================================================================
NET ASSETS-100.00%                                         $159,319,156
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See Note 1F and Note 8.
(c) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.
                        AIM V.I. AGGRESSIVE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS:

Investments, at market value (cost
  $125,408,525)                                  $146,131,701
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $13,920,024)                               13,920,024
=============================================================
  Total investments (cost $139,328,549)           160,051,725
=============================================================
Receivables for:
  Investments sold                                    291,620
-------------------------------------------------------------
  Fund shares sold                                    277,584
-------------------------------------------------------------
  Dividends                                            84,366
-------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                 36,057
=============================================================
    Total assets                                  160,741,352
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                               922,711
-------------------------------------------------------------
  Fund shares reacquired                               92,940
-------------------------------------------------------------
  Options written, at market value (premiums
    received $131,528)                                155,913
-------------------------------------------------------------
  Trustee deferred compensation and retirement
    plan                                               39,985
-------------------------------------------------------------
Accrued administrative services fees                  175,317
-------------------------------------------------------------
Accrued distribution fees -- Series II                  3,036
-------------------------------------------------------------
Accrued transfer agent fees                             2,078
-------------------------------------------------------------
Accrued operating expenses                             30,216
=============================================================
    Total liabilities                               1,422,196
=============================================================
Net assets applicable to shares outstanding      $159,319,156
=============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                    $177,987,869
-------------------------------------------------------------
Undistributed net investment income (loss)            (36,453)
-------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and option contracts      (39,331,051)
-------------------------------------------------------------
Unrealized appreciation of investment
  securities and option contracts                  20,698,791
=============================================================
                                                 $159,319,156
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                         $154,070,438
_____________________________________________________________
=============================================================
Series II                                        $  5,248,718
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                           13,013,235
_____________________________________________________________
=============================================================
Series II                                             446,198
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $      11.84
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $      11.76
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2004

INVESTMENT INCOME:

Dividends                                        $    611,093
-------------------------------------------------------------
Dividends from affiliated money market funds          106,928
=============================================================
    Total investment income                           718,021
=============================================================

EXPENSES:

Advisory fees                                       1,204,034
-------------------------------------------------------------
Administrative services fees                          406,184
-------------------------------------------------------------
Custodian fees                                         40,794
-------------------------------------------------------------
Distribution fees -- Series II                          9,690
-------------------------------------------------------------
Transfer agent fees                                    12,802
-------------------------------------------------------------
Trustees' fees and retirement benefits                 14,985
-------------------------------------------------------------
Other                                                  67,718
=============================================================
    Total expenses                                  1,756,207
=============================================================
Less: Fees waived, expenses reimbursed and
      expense offset arrangement                       (1,601)
=============================================================
    Net expenses                                    1,754,606
=============================================================
Net investment income (loss)                       (1,036,585)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND OPTION CONTRACTS:

Net realized gain from:
  Investment securities                            28,480,922
-------------------------------------------------------------
  Option contracts written                             73,448
=============================================================
                                                   28,554,370
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                           (11,053,895)
-------------------------------------------------------------
  Option contracts written                            (24,385)
=============================================================
                                                  (11,078,280)
=============================================================
Net gain from investment securities and option
  contracts                                        17,476,090
=============================================================
Net increase in net assets resulting from
  operations                                     $ 16,439,505
_____________________________________________________________
=============================================================

See accompanying notes which are an integral part of the financial statements.
                        AIM V.I. AGGRESSIVE GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2004 and 2003

                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $ (1,036,585)   $   (995,639)
------------------------------------------------------------------------------------------
  Net realized gain from investment securities and option
    contracts                                                   28,554,370       1,240,818
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and option contracts                 (11,078,280)     29,212,917
==========================================================================================
    Net increase in net assets resulting from operations        16,439,505      29,458,096
==========================================================================================
Share transactions-net:
  Series I                                                      (6,191,332)     11,603,390
------------------------------------------------------------------------------------------
  Series II                                                      1,886,916       2,075,980
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (4,304,416)     13,679,370
==========================================================================================
    Net increase in net assets                                  12,135,089      43,137,466
==========================================================================================

NET ASSETS:

  Beginning of year                                            147,184,067     104,046,601
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(36,453) and $(30,701), respectively)          $159,319,156    $147,184,067
__________________________________________________________________________________________
==========================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Aggressive Growth Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by

                        AIM V.I. AGGRESSIVE GROWTH FUND
     an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

                        AIM V.I. AGGRESSIVE GROWTH FUND

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $150 million. Effective January 1, 2005 through December 31, 2009, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of 0.75% of the first $150 million, plus 0.625% of the next $4.85 billion, plus 0.60% of the next $5 billion, plus 0.575% of the Fund's average daily net assets in excess of $10 billion. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.30% of average daily net assets, through April 30, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $1,385.

    For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $149 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. Pursuant to such agreement for the year ended December 31, 2004, AIM was paid $406,184, of which AIM retained $50,000 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AISI $12,802.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has contractually agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total annual fund operating expenses (excluding items (ii) through (vii) discussed above) of Series II shares to 1.45% of average daily net assets, through April 30, 2006. AIM Distributors did not reimburse fees during the period under this expense limitation. Pursuant to the Plan, for the year ended December 31, 2004, the Series II shares paid $9,690.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2004.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               12/31/03          AT COST          FROM SALES       (DEPRECIATION)      12/31/04        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $2,318,243       $45,262,699       $(40,620,930)         $   --         $ 6,960,012     $ 53,724       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            2,318,243        45,262,699        (40,620,930)             --           6,960,012       53,204           --
==================================================================================================================================
  Total           $4,636,486       $90,525,398       $(81,241,860)         $   --         $13,920,024     $106,928       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

                        AIM V.I. AGGRESSIVE GROWTH FUND

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2004, the Fund engaged in purchases and sales of securities of $2,432,026 and $2,845,278, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2004, the Fund received credits in custodian fees of $67 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $67.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2004, the Fund paid legal fees of $2,970 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

                        AIM V.I. AGGRESSIVE GROWTH FUND

NOTE 8--OPTION CONTRACTS WRITTEN

                          TRANSACTIONS DURING THE PERIOD
-----------------------------------------------------------------------------------
                                                              CALL OPTION CONTRACTS
                                                              ---------------------
                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED
-----------------------------------------------------------------------------------
Beginning of year                                                  --      $     --
-----------------------------------------------------------------------------------
Written                                                         3,526       295,184
-----------------------------------------------------------------------------------
Closed                                                           (163)      (14,813)
-----------------------------------------------------------------------------------
Exercised                                                        (878)      (82,326)
-----------------------------------------------------------------------------------
Expired                                                        (1,225)      (66,517)
===================================================================================
End of year                                                     1,260      $131,528
___________________________________________________________________________________
===================================================================================

OPEN OPTIONS WRITTEN AT PERIOD END
-----------------------------------------------------------------------------------------------------------------------
                                                                                         DECEMBER 31,
                                                                                             2004          UNREALIZED
                   CONTRACT           STRIKE           NUMBER OF          PREMIUMS          MARKET        APPRECIATION
CALLS                MONTH            PRICE            CONTRACTS          RECEIVED          VALUE        (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------------
Alliance Data
  Systems Corp.     Feb-05            $50.0                187            $ 18,619         $ 14,493         $   4,126
-----------------------------------------------------------------------------------------------------------------------
Caremark Rx,
  Inc.              Feb-05             40.0                235              27,551           34,663            (7,112)
-----------------------------------------------------------------------------------------------------------------------
Eon Labs, Inc.      Jan-05             30.0                150              10,640            2,250             8,390
-----------------------------------------------------------------------------------------------------------------------
Impax
  Laboratories,
  Inc.              Feb-05             17.5                250              12,113           13,125            (1,012)
-----------------------------------------------------------------------------------------------------------------------
Investors
  Financial
  Services
  Corp.             Feb-05             50.0                212              21,626           46,640           (25,014)
-----------------------------------------------------------------------------------------------------------------------
Joy Global Inc.     Feb-05             45.0                149              20,976           20,487               489
-----------------------------------------------------------------------------------------------------------------------
OSI
Pharmaceuticals,
  Inc.              Feb-05             80.0                 77              20,003           24,255            (4,252)
=======================================================================================================================
Total
  outstanding
  options
  written                                                1,260            $131,528         $155,913         $ (24,385)
_______________________________________________________________________________________________________________________
=======================================================================================================================

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

There were no ordinary income or long-term capital gain distributions paid during the years ended December 31, 2004 and 2003.

TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                                  2004
--------------------------------------------------------------------------
Unrealized appreciation -- investments                        $ 19,677,580
--------------------------------------------------------------------------
Temporary book/tax differences                                     (36,453)
--------------------------------------------------------------------------
Capital loss carryforward                                      (38,309,840)
--------------------------------------------------------------------------
Shares of beneficial interest                                  177,987,869
==========================================================================
Total net assets                                              $159,319,156
__________________________________________________________________________
==========================================================================


The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales. The tax-basis unrealized appreciation on investments amount includes appreciation (depreciation) on option contracts written of $(24,385).

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

                        AIM V.I. AGGRESSIVE GROWTH FUND

    The Fund utilized $28,160,890 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2004 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2009                                                $ 9,141,648
-----------------------------------------------------------------------------
December 31, 2010                                                 29,039,052
-----------------------------------------------------------------------------
December 31, 2011                                                    129,140
=============================================================================
Total capital loss carryforward                                  $38,309,840
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $212,826,969 and $226,580,719, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities     $    21,278,026
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (1,576,061)
===============================================================================
Net unrealized appreciation of investment securities           $    19,701,965
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $140,349,760.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating losses on December 31, 2004, undistributed net investment income was increased by $1,030,833 and shares of beneficial interest decreased by $1,030,833. This reclassification had no effect on the net assets of the Fund

NOTE 12--SHARE INFORMATION

                                           CHANGES IN SHARES OUTSTANDING(a)
----------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                                         2004                          2003
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     2,271,088    $ 24,883,290     4,612,939    $ 41,545,198
----------------------------------------------------------------------------------------------------------------------
  Series II                                                      206,842       2,213,893       322,541       3,093,273
======================================================================================================================
Reacquired:
  Series I                                                    (2,891,694)    (31,074,622)   (3,370,121)    (29,941,808)
----------------------------------------------------------------------------------------------------------------------
  Series II                                                      (30,232)       (326,977)     (105,190)     (1,017,293)
======================================================================================================================
                                                                (443,996)   $ (4,304,416)    1,460,169    $ 13,679,370
______________________________________________________________________________________________________________________
======================================================================================================================

(a) There are four entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 85% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor are parties to participation agreements with these entities whereby these entities sell units if interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as securities brokerage, third party record keeping, account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.

                        AIM V.I. AGGRESSIVE GROWTH FUND

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                       SERIES I
                                                              -----------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------------
                                                                2004           2003        2002        2001        2000
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  10.59       $   8.36    $  10.81    $  14.62    $  14.25
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.07)(a)      (0.08)(a)    (0.08)     (0.10)(a)    (0.10)(a)
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   1.32           2.31       (2.37)      (3.71)       0.47
=========================================================================================================================
    Total from investment operations                              1.25           2.23       (2.45)      (3.81)       0.37
=========================================================================================================================
Net asset value, end of period                                $  11.84       $  10.59    $   8.36    $  10.81    $  14.62
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)                                                  11.80%         26.67%     (22.66)%    (26.06)%      2.60%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $154,070       $144,341    $103,611    $121,889    $103,181
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets                           1.16%(c)       1.15%       1.16%       1.21%       1.16%(d)
=========================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.68)%(c)     (0.83)%     (0.87)%     (0.88)%     (0.59)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                            148%            90%         85%         90%         65%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total Returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $146,769,339.
(d) After fee waivers and/or expense reimbursements. Ratio of expense to average net assets prior to fee waivers and/or expense reimbursements was 1.26% for the year ended December 31, 2000.

                                                                            SERIES II
                                                              -------------------------------------
                                                                                     MARCH 26, 2002
                                                                  YEAR ENDED          (DATE SALES
                                                                 DECEMBER 31,        COMMENCED) TO
                                                              -------------------     DECEMBER 31,
                                                               2004         2003          2002
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $10.55       $ 8.35       $ 10.70
---------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.10)(a)    (0.10)(a)      (0.10)
---------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 1.31         2.30         (2.25)
===================================================================================================
    Total from investment operations                            1.21         2.20         (2.35)
===================================================================================================
Net asset value, end of period                                $11.76       $10.55       $  8.35
___________________________________________________________________________________________________
===================================================================================================
Total return(b)                                                11.47%       26.35%       (21.96)%
___________________________________________________________________________________________________
===================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $5,249       $2,843       $   436
___________________________________________________________________________________________________
===================================================================================================
Ratio of expenses to average net assets                         1.41%(c)     1.40%         1.32%(d)(e)
===================================================================================================
Ratio of net investment income (loss) to average net assets    (0.93)%(c)   (1.08)%       (1.03)%(d)
___________________________________________________________________________________________________
===================================================================================================
Portfolio turnover rate(f)                                       148%          90%           85%
___________________________________________________________________________________________________
===================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total Returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $3,876,067.
(d)  Annualized
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.41% for the period ended December 31, 2002.
(f)  Not annualized for periods less than one year.

                        AIM V.I. AGGRESSIVE GROWTH FUND

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

    On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

    Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

    Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.

    The SEC has also settled market timing enforcement actions against Raymond
R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

    The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.


    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

    The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

    As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the

                        AIM V.I. AGGRESSIVE GROWTH FUND
future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

Ongoing Regulatory Inquiries Concerning IFG and AIM

    IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

    AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.


Private Civil Actions Alleging Market Timing

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

    All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.


Private Civil Actions Alleging Improper Use of Fair Value Pricing

    Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the

                        AIM V.I. AGGRESSIVE GROWTH FUND

United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.


Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

    Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.


Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.


Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

    A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
*                                       *                                      *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

                        AIM V.I. AGGRESSIVE GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds
Houston, Texas



We have audited the accompanying statement of assets and liabilities of AIM V.I. Balanced Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, including the schedule of investments as of December 31, 2004, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers. When brokers did not reply to our confirmation request, we performed alternative audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Balanced Fund as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended in conformity with accounting principles generally accepted in the United States of America.

                                                /s/ TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 4, 2005

                             AIM V.I. BALANCED FUND

SCHEDULE OF INVESTMENTS

December 31, 2004


                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

STOCKS & OTHER EQUITY INTERESTS-65.78%

ADVERTISING-2.88%

Interpublic Group of Cos., Inc. (The)(a)           70,000   $    938,000
------------------------------------------------------------------------
Omnicom Group Inc.                                 24,700      2,082,704
========================================================================
                                                               3,020,704
========================================================================

AEROSPACE & DEFENSE-1.14%

Honeywell International Inc.                       33,800      1,196,858
========================================================================

ALUMINUM-0.91%

Alcoa Inc.                                         30,200        948,884
========================================================================

APPAREL RETAIL-1.18%

Gap, Inc. (The)                                    58,700      1,239,744
========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.49%

Bank of New York Co., Inc. (The)                   46,600      1,557,372
========================================================================

BUILDING PRODUCTS-2.31%

American Standard Cos. Inc.(a)                     21,400        884,248
------------------------------------------------------------------------
Masco Corp.                                        42,100      1,537,913
========================================================================
                                                               2,422,161
========================================================================

COMMUNICATIONS EQUIPMENT-0.65%

Motorola, Inc.                                     39,500        679,400
========================================================================

CONSUMER ELECTRONICS-2.09%

Koninklijke (Royal) Philips Electronics
  N.V.-New York Shares (Netherlands)               34,900        924,850
------------------------------------------------------------------------
Sony Corp.-ADR (Japan)                             32,400      1,262,304
========================================================================
                                                               2,187,154
========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-2.96%

Ceridian Corp.(a)                                  54,600        998,088
------------------------------------------------------------------------
First Data Corp.                                   49,300      2,097,222
========================================================================
                                                               3,095,310
========================================================================

DEPARTMENT STORES-0.85%

May Department Stores Co. (The)                    30,400        893,760
========================================================================

DIVERSIFIED CHEMICALS-0.53%

Dow Chemical Co. (The)                             11,200        554,512
========================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.75%

Cendant Corp.                                      78,200      1,828,316
========================================================================

ENVIRONMENTAL SERVICES-2.00%

Waste Management, Inc.                             70,100      2,098,794
========================================================================

FOOD RETAIL-1.99%

Kroger Co. (The)(a)                                71,700      1,257,618
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

FOOD RETAIL-(CONTINUED)

Safeway Inc.(a)                                    41,700   $    823,158
========================================================================
                                                               2,080,776
========================================================================

GENERAL MERCHANDISE STORES-1.69%

Target Corp.                                       34,100      1,770,813
========================================================================

HEALTH CARE DISTRIBUTORS-3.80%

Cardinal Health, Inc.                              46,500      2,703,975
------------------------------------------------------------------------
McKesson Corp.                                     40,500      1,274,130
========================================================================
                                                               3,978,105
========================================================================

HEALTH CARE EQUIPMENT-1.02%

Baxter International Inc.                          30,800      1,063,832
========================================================================

HEALTH CARE FACILITIES-1.18%

HCA, Inc.                                          30,800      1,230,768
========================================================================

HEALTH CARE SERVICES-0.34%

IMS Health Inc.                                    15,200        352,792
========================================================================

INDUSTRIAL CONGLOMERATES-4.16%

General Electric Co.                               41,300      1,507,450
------------------------------------------------------------------------
Tyco International Ltd. (Bermuda)                  79,700      2,848,478
========================================================================
                                                               4,355,928
========================================================================

INDUSTRIAL MACHINERY-1.50%

Illinois Tool Works Inc.                           16,900      1,566,292
========================================================================

INSURANCE BROKERS-0.60%

Aon Corp.                                          26,500        632,290
========================================================================

INTEGRATED OIL & GAS-0.10%

Shell Frontier Oil & Gas Inc.-Series B, 2.91%
  Floating Rate Pfd.(b)                                 1        100,000
========================================================================

INVESTMENT BANKING & BROKERAGE-2.77%

Merrill Lynch & Co., Inc.                          23,000      1,374,710
------------------------------------------------------------------------
Morgan Stanley                                     27,500      1,526,800
========================================================================
                                                               2,901,510
========================================================================

MANAGED HEALTH CARE-1.91%

WellPoint Inc.(a)                                  17,400      2,001,000
========================================================================

MOVIES & ENTERTAINMENT-1.70%

Walt Disney Co. (The)                              64,100      1,781,980
========================================================================

MULTI-LINE INSURANCE-1.02%

Hartford Financial Services Group, Inc. (The)      15,400      1,067,374
========================================================================

OIL & GAS DRILLING-1.55%

Transocean Inc. (Cayman Islands)(a)                38,400      1,627,776
========================================================================

OIL & GAS EQUIPMENT & SERVICES-3.07%

Halliburton Co.                                    50,500      1,981,620
------------------------------------------------------------------------

                             AIM V.I. BALANCED FUND


                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
OIL & GAS EQUIPMENT & SERVICES-(CONTINUED)

Schlumberger Ltd. (Netherlands)                    18,500   $  1,238,575
========================================================================
                                                               3,220,195
========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-4.57%

ABN AMRO XVIII Custodial Receipts-Series
  MM18, 2.79% Floating Rate Pfd. (Acquired
  09/10/04; Cost $100,000)(c)(d)(e)                     1        100,000
------------------------------------------------------------------------
Citigroup Inc.                                     41,600      2,004,288
------------------------------------------------------------------------
JPMorgan Chase & Co.                               56,168      2,191,114
------------------------------------------------------------------------
Zurich RegCaPS Funding Trust III, 2.75%
  Floating Rate Pfd. (Acquired
  06/03/04-09/28/04; Cost $488,940)(b)(c)(d)          500        493,500
========================================================================
                                                               4,788,902
========================================================================

PACKAGED FOODS & MEATS-1.09%

Kraft Foods Inc.-Class A                           32,000      1,139,520
========================================================================

PHARMACEUTICALS-4.98%

Pfizer Inc.                                        56,300      1,513,907
------------------------------------------------------------------------
Sanofi-Aventis (France)(f)                         29,761      2,374,620
------------------------------------------------------------------------
Wyeth                                              31,100      1,324,549
========================================================================
                                                               5,213,076
========================================================================

PROPERTY & CASUALTY INSURANCE-1.51%

ACE Ltd. (Cayman Islands)                          37,000      1,581,750
========================================================================

SYSTEMS SOFTWARE-2.18%

Computer Associates International, Inc.            73,400      2,279,804
========================================================================

THRIFTS & MORTGAGE FINANCE-2.31%

Fannie Mae                                         29,800      2,122,058
------------------------------------------------------------------------
Fannie Mae-Series J, 4.72% Pfd.(g)                  2,950        148,975
------------------------------------------------------------------------
Fannie Mae-Series K, 3.00% Pfd.(g)                  2,950        149,252
========================================================================
                                                               2,420,285
========================================================================
    Total Stocks & Other Equity Interests
      (Cost $60,982,842)                                      68,877,737
========================================================================

                                               PRINCIPAL
                                                 AMOUNT

BONDS & NOTES-16.62%

ADVERTISING-0.06%

Interpublic Group of Cos., Inc. (The), Sr.
  Unsec. Notes, 7.88%, 10/15/05(g)             $   64,000         66,028
========================================================================

AEROSPACE & DEFENSE-0.03%

Lockheed Martin Corp.-Series A, Medium Term
  Notes, 8.66%, 11/30/06(g)                        25,000         27,349
========================================================================

AUTO PARTS & EQUIPMENT-0.08%

Lear Corp.-Series B, Sr. Unsec. Gtd. Notes,
  7.96%, 05/15/05(g)                               86,000         87,760
========================================================================

AUTOMOBILE MANUFACTURERS-0.11%

DaimlerChrysler N.A. Holding Corp., Unsec.
  Gtd. Global Notes, 7.40%, 01/20/05(g)            65,000         65,145
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------
AUTOMOBILE MANUFACTURERS-(CONTINUED)

General Motors Corp., Unsec. Global Notes,
  6.25%, 05/01/05(g)                           $   50,000   $     50,472
========================================================================
                                                                 115,617
========================================================================

BROADCASTING & CABLE TV-1.22%

Continental Cablevision, Inc., Sr. Unsec.
  Deb.,
  8.88%, 09/15/05(g)                              300,000        311,370
------------------------------------------------------------------------
  9.50%, 08/01/13(g)                              100,000        106,645
------------------------------------------------------------------------
Cox Communications, Inc., Unsec. Notes,
  6.88%, 06/15/05(g)                               35,000         35,595
------------------------------------------------------------------------
Cox Radio, Inc., Sr. Unsec. Notes, 6.63%,
  02/15/06(g)                                      50,000         51,547
------------------------------------------------------------------------
Lenfest Communications, Inc., Sr. Unsec.
  Notes, 8.38%, 11/01/05(g)                        76,000         79,477
------------------------------------------------------------------------
TCI Communications, Inc.,
  Sr. Notes, 7.25%, 08/01/05(g)                   100,000        102,397
------------------------------------------------------------------------
  Sr. Unsec. Notes, 8.00%, 08/01/05(g)            100,000        102,819
------------------------------------------------------------------------
Time Warner Cos., Inc.,
  Sr. Unsec. Gtd. Deb., 7.57%, 02/01/24(g)         40,000         47,053
------------------------------------------------------------------------
  Unsec. Deb., 9.15%, 02/01/23(g)                 250,000        334,242
------------------------------------------------------------------------
  Unsec. Notes, 7.75%, 06/15/05(g)                100,000        102,051
========================================================================
                                                               1,273,196
========================================================================

CONSUMER FINANCE-3.29%

Associates Corp. of North America, Sr. Global
  Deb., 6.95%, 11/01/18(g)                        100,000        115,992
------------------------------------------------------------------------
Capital One Bank, Sr. Global Notes, 8.25%,
  06/15/05(g)                                     200,000        204,436
------------------------------------------------------------------------
Capital One Capital I, Sub. Floating Rate
  Bonds, 3.71%, 02/01/27 (Acquired 09/16/04;
  Cost $280,335)(b)(c)(d)(g)                      275,000        279,584
------------------------------------------------------------------------
Capital One Financial Corp.,
  Sr. Unsec. Notes, 7.25%, 05/01/06(g)            150,000        157,161
------------------------------------------------------------------------
  Unsec. Notes, 7.13%, 08/01/08(g)                 75,000         82,148
------------------------------------------------------------------------
Ford Motor Credit Co.,
  Global Notes, 7.60%, 08/01/05(g)                150,000        153,418
------------------------------------------------------------------------
  Notes, 6.75%, 05/15/05(g)                       125,000        126,567
------------------------------------------------------------------------
  Unsec. Floating Rate Global Notes, 2.31%,
  04/28/05(b)(g)                                  200,000        199,930
------------------------------------------------------------------------
  Unsec. Global Notes, 6.50%, 01/25/07(g)         150,000        156,052
------------------------------------------------------------------------
  Unsec. Global Notes, 6.88%, 02/01/06(g)         275,000        283,561
------------------------------------------------------------------------
  Unsec. Global Notes, 7.50%, 03/15/05(g)         200,000        201,794
------------------------------------------------------------------------
  Unsec. Notes, 7.75%, 03/15/05(g)                235,000        237,169
------------------------------------------------------------------------
General Motors Acceptance Corp.,
  Floating Rate Medium Term Notes,
  4.23%, 05/19/05(b)(g)                           200,000        200,708
------------------------------------------------------------------------
  4.44%, 03/04/05(b)(g)                           370,000        370,796
------------------------------------------------------------------------
  Global Notes, 4.50%, 07/15/06(g)                 70,000         70,151
------------------------------------------------------------------------
  Global Notes, 7.50%, 07/15/05(g)                 50,000         51,061
------------------------------------------------------------------------
  Medium Term Notes,
    4.15%, 02/07/05(g)                            100,000        100,113
------------------------------------------------------------------------
    5.25%, 05/16/05(g)                            275,000        276,925
------------------------------------------------------------------------
  Unsec. Unsub. Global Notes, 6.75%,
    01/15/06(g)(h)                                175,000        179,617
========================================================================
                                                               3,447,183
========================================================================

                             AIM V.I. BALANCED FUND

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------

DIVERSIFIED BANKS-1.88%

AB Spintab (Sweden), Bonds, 7.50% (Acquired
  02/12/04; Cost $167,403)(c)(g)(i)            $  150,000   $    159,330
------------------------------------------------------------------------
American Savings Bank, Notes, 6.63%, 02/15/06
  (Acquired 03/05/03; Cost $27,726)(c)(d)(g)       25,000         25,721
------------------------------------------------------------------------
Banco Nacional de Comercio Exterior S.N.C.
  (Mexico), Notes, 3.88%, 01/21/09 (Acquired
  02/25/04; Cost $68,863)(c)(d)(g)                 70,000         67,467
------------------------------------------------------------------------
BankBoston Capital Trust IV, Gtd. Floating
  Rate Notes, 3.04%, 06/08/28(b)(g)               150,000        144,841
------------------------------------------------------------------------
Barclays Bank PLC (United Kingdom), Bonds,
  8.55% (Acquired 11/05/03; Cost
  $61,532)(c)(g)(i)                                50,000         60,594
------------------------------------------------------------------------
Centura Capital Trust I, Gtd. Notes, 8.85%,
  06/01/27 (Acquired 05/22/03; Cost
  $63,272)(c)(d)(g)                                50,000         59,001
------------------------------------------------------------------------
Chohung Bank (South Korea), Unsec. Sub.
  Second Tier Notes, 11.50%, 04/01/10
  (Acquired 07/01/04; Cost $159,704)(c)(d)(g)     150,000        152,844
------------------------------------------------------------------------
Corporacion Andina de Fomento (Venezuela),
  Unsec. Global Notes, 6.88%, 03/15/12(g)          75,000         83,698
------------------------------------------------------------------------
  Unsec. Yankee Notes, 8.88%, 06/01/05(g)         125,000        127,735
------------------------------------------------------------------------
Daiwa P.B. Ltd. (Cayman Islands), Gtd. Sub.
  Floating Rate Medium
  Term Euro Notes, 3.09%(i)(j)                    100,000         99,000
------------------------------------------------------------------------
Danske Bank A/S (Denmark), First Tier Bonds,
  5.91% (Acquired 06/07/04; Cost
  $60,000)(c)(g)(i)                                60,000         63,623
------------------------------------------------------------------------
HSBC Capital Funding L.P. (United Kingdom),
  Gtd. Bonds, 4.61% (Acquired 11/05/03; Cost
  $23,313)(c)(g)(i)                                25,000         23,719
------------------------------------------------------------------------
Lloyds Bank PLC-Series 1 (United Kingdom),
  Unsec. Sub. Floating Rate Euro Notes,
  2.96%(g)(i)                                     130,000        115,943
------------------------------------------------------------------------
National Bank of Canada (Canada), Floating
  Rate Euro Deb., 2.13%, 08/29/87(g)(j)            60,000         49,391
------------------------------------------------------------------------
National Westminster Bank PLC (United
  Kingdom)- Series B, Unsec. Sub. Floating
  Rate Euro Notes, 2.13%(g)(i)(j)                 100,000         88,283
------------------------------------------------------------------------
NBD Bank N.A. Michigan, Unsec. Sub. Deb.,
  8.25%, 11/01/24(g)                               50,000         65,256
------------------------------------------------------------------------
RBS Capital Trust I, Bonds, 4.71%(g)(i)            25,000         23,934
------------------------------------------------------------------------
Wells Fargo Bank, N.A., Unsec. Sub. Global
  Notes, 7.80%, 06/15/10(g)                       250,000        255,750
------------------------------------------------------------------------
Wells Fargo & Co., Sr. Unsec. Global Notes,
  3.75%, 10/15/07(g)                              150,000        150,699
------------------------------------------------------------------------
Woori Bank (South Korea), Unsec. Sub. Second
  Tier Notes, 11.75%, 03/01/10 (Acquired
  07/01/04; Cost $158,835)(c)(d)(g)               150,000        153,930
========================================================================
                                                               1,970,759
========================================================================

DIVERSIFIED CAPITAL MARKETS-0.11%

UBS Preferred Funding Trust I, Gtd. Global
  Bonds, 8.62%(g)(i)                              100,000        119,869
========================================================================

ELECTRIC UTILITIES-0.45%

AmerenEnergy Generating Co.-Series C, Sr.
  Unsec. Global Notes, 7.75%, 11/01/05(g)          15,000         15,582
------------------------------------------------------------------------
Consolidated Edison Co. of New York-Series
  96A, Unsec. Deb., 7.75%, 06/01/26(g)(k)          45,000         48,969
------------------------------------------------------------------------
Hydro-Quebec-Series B (Canada), Gtd. Medium
  Term Notes, 8.62%, 12/15/11(g)                   50,000         62,084
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------
ELECTRIC UTILITIES-(CONTINUED)

MidAmerican Energy Holdings Co., Sr. Unsec.
  Notes, 7.23%, 09/15/05(g)                    $  170,000   $    174,478
------------------------------------------------------------------------
Pacific Gas & Electric Co., First Mortgage
  Floating Rate Notes, 2.72%, 04/03/06(b)(g)       62,000         62,055
------------------------------------------------------------------------
Yorkshire Power Finance (Cayman Islands)-
  Series B, Sr. Unsec. Gtd. Unsub. Global
  Notes, 6.50%, 02/25/08(g)                       100,000        105,602
========================================================================
                                                                 468,770
========================================================================

FOOD RETAIL-0.07%

Safeway Inc., Sr. Unsec. Notes, 2.50%,
  11/01/05(g)                                      75,000         74,507
========================================================================

GAS UTILITIES-0.37%

CenterPoint Energy Resources Corp., Unsec.
  Deb., 6.50%, 02/01/08(g)                        100,000        107,166
------------------------------------------------------------------------
Columbia Energy Group-Series C, Notes, 6.80%,
  11/28/05(g)                                     175,000        180,236
------------------------------------------------------------------------
NiSource Capital Markets, Inc., Medium Term
  Notes, 7.68%, 04/15/05(g)                        95,000         96,216
========================================================================
                                                                 383,618
========================================================================

HOMEBUILDING-0.49%

D.R. Horton, Inc., Sr. Unsec. Notes, 7.88%,
  08/15/11(g)                                     100,000        115,125
------------------------------------------------------------------------
Lennar Corp.-Series B, Sr. Unsec. Gtd. Global
  Notes, 9.95%, 05/01/10(g)                       200,000        214,464
------------------------------------------------------------------------
Pulte Homes, Inc., Unsec. Gtd. Notes, 7.30%,
  10/24/05(g)                                     125,000        128,615
------------------------------------------------------------------------
Ryland Group, Inc. (The), Sr. Unsec. Unsub.
  Notes, 9.75%, 09/01/10(g)                        50,000         54,497
========================================================================
                                                                 512,701
========================================================================

INDUSTRIAL CONGLOMERATES-0.30%

Tyco International Group S.A. (Luxembourg),
  Unsec. Unsub. Gtd. Yankee Notes, 6.38%,
  06/15/05(g)                                     270,000        274,058
------------------------------------------------------------------------
URC Holdings Corp., Sr. Notes, 7.88%,
  06/30/06 (Acquired 10/08/03; Cost
  $45,291)(c)(d)(g)                                40,000         42,589
========================================================================
                                                                 316,647
========================================================================

INTEGRATED OIL & GAS-0.32%

Amerada Hess Corp., Unsec. Notes, 7.13%,
  03/15/33(g)                                      80,000         88,065
------------------------------------------------------------------------
ConocoPhillips, Unsec. Deb., 7.13%,
  03/15/28(g)                                      65,000         69,848
------------------------------------------------------------------------
Husky Oil Ltd. (Canada), Yankee Bonds, 8.90%,
  08/15/28(g)                                     125,000        142,512
------------------------------------------------------------------------
Repsol International Finance B.V.
  (Netherlands), Unsec. Gtd. Global Notes,
  7.45%, 07/15/05(g)                               35,000         35,904
========================================================================
                                                                 336,329
========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-1.48%

Deutsche Telekom International Finance B.V.
  (Netherlands), Unsec. Unsub. Gtd. Global
  Bonds, 8.25%, 06/15/05(g)                       100,000        102,346
------------------------------------------------------------------------
France Telecom S.A. (France), Sr. Unsec.
  Global Notes, 8.50%, 03/01/31(g)                 40,000         54,280
------------------------------------------------------------------------
SBC Communications Inc., Notes, 4.21%,
  06/05/05 (Acquired 12/10/04; Cost
  $75,452)(c)(d)(g)                                75,000         75,439
------------------------------------------------------------------------

                             AIM V.I. BALANCED FUND

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------
INTEGRATED TELECOMMUNICATION SERVICES-(CONTINUED)

Southwestern Bell Telephone Co.-Series B,
  Medium Term Notes, 6.25%, 07/07/05(g)        $   50,000   $     50,811
------------------------------------------------------------------------
Sprint Capital Corp.,
  Sr. Unsec. Gtd. Global Notes, 7.13%,
    01/30/06(g)                                   125,000        130,021
------------------------------------------------------------------------
  Unsec. Gtd. Global Notes, 7.90%,
    03/15/05(g)                                   220,000        222,317
------------------------------------------------------------------------
Sprint Corp., Deb., 9.25%, 04/15/22(g)             70,000         93,279
------------------------------------------------------------------------
TELUS Corp. (Canada), Yankee Notes,
  7.50%, 06/01/07(g)                              100,000        108,673
------------------------------------------------------------------------
  8.00%, 06/01/11(g)                               40,000         47,395
------------------------------------------------------------------------
Verizon California Inc.-Series F, Unsec.
  Deb., 6.75%, 05/15/27(g)                         60,000         62,464
------------------------------------------------------------------------
Verizon Communications Inc.,
  Unsec. Deb., 6.36%, 04/15/06(g)                 200,000        207,592
------------------------------------------------------------------------
  Unsec. Deb., 8.75%, 11/01/21(g)                  65,000         82,106
------------------------------------------------------------------------
  Unsec. Gtd. Deb., 6.94%, 04/15/28(g)            100,000        111,656
------------------------------------------------------------------------
Verizon Florida Inc.-Series F, Sr. Unsec.
  Deb., 6.13%, 01/15/13(g)                        125,000        133,204
------------------------------------------------------------------------
Verizon Virginia Inc.-Series A, Unsec. Global
  Deb., 4.63%, 03/15/13(g)                         70,000         68,493
========================================================================
                                                               1,550,076
========================================================================

INVESTMENT BANKING & BROKERAGE-0.24%

Lehman Brothers Inc.,
  Sr. Sub. Deb., 11.63%, 05/15/05(g)              100,000        102,877
------------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 7.63%, 06/01/06(g)       100,000        106,001
------------------------------------------------------------------------
Merrill Lynch & Co., Inc.-Series B, Medium
  Term Notes, 4.54%, 03/08/05(g)                   45,000         45,184
========================================================================
                                                                 254,062
========================================================================

LIFE & HEALTH INSURANCE-0.22%

Prudential Holdings, LLC-Series B, Bonds,
  7.25%, 12/18/23 (Acquired 01/22/04; Cost
  $207,149)(c)(g)(k)                              175,000        208,745
------------------------------------------------------------------------
ReliaStar Financial Corp., Unsec. Notes,
  8.00%, 10/30/06(g)                               20,000         21,591
========================================================================
                                                                 230,336
========================================================================

MOVIES & ENTERTAINMENT-0.16%

Time Warner Inc., Sr. Unsec. Gtd. Global
  Notes, 5.63%, 05/01/05(g)                       170,000        171,511
========================================================================

MULTI-UTILITIES & UNREGULATED POWER-0.06%

Dominion Resources, Inc.-Series B, Sr. Unsec.
  Unsub. Global Notes,
  7.63%, 07/15/05(g)                               65,000         66,631
========================================================================

MUNICIPALITIES-0.69%

Chicago (City of), Illinois; O'Hare
  International Airport; Refunding Taxable
  General Airport Third Lien Series 2004 E
  RB, 3.88%, 01/01/08(g)(k)                       250,000        250,520
------------------------------------------------------------------------
Industry (City of), California Urban
  Development Agency (Project 3); Taxable
  Allocation Series 2003 B, 6.10%,
  05/01/24(g)(k)                                  125,000        128,750
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------
MUNICIPALITIES-(CONTINUED)

Phoenix (City of), Arizona Civic Improvement
  Corp.; Taxable Rental Car Facility Series
  2004 RB,
  3.69%, 07/01/07(g)(k)                        $   50,000   $     50,083
------------------------------------------------------------------------
  4.21%, 07/01/08(g)(k)                            75,000         75,563
------------------------------------------------------------------------
Sacramento (County of), California; Taxable
  Pension Funding Series 2004 C-1 RB, 0.27%,
  07/10/30(g)(k)(l)                               225,000        213,075
========================================================================
                                                                 717,991
========================================================================

OIL & GAS EXPLORATION & PRODUCTION-0.16%

Pemex Project Funding Master Trust, Unsec.
  Gtd. Unsub. Global Notes,
  7.38%, 12/15/14(g)                              150,000        166,425
========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-1.18%

General Electric Capital Corp.-Series A,
  Medium Term Global Notes,
  2.85%, 01/30/06(g)                               20,000         19,951
------------------------------------------------------------------------
Heller Financial, Inc.-Class A, Sr. Unsec.
  Global Notes, 8.00%, 06/15/05(g)                 75,000         76,740
------------------------------------------------------------------------
ING Capital Funding Trust III, Gtd. Global
  Bonds, 8.44%(g)(i)                              100,000        119,260
------------------------------------------------------------------------
Mizuho JGB Investment LLC-Series A, Bonds,
  9.87% (Acquired 06/16/04; Cost
  $113,125)(c)(g)(i)                              100,000        115,891
------------------------------------------------------------------------
Pemex Finance Ltd. (Cayman Islands),
  Series 1999-2, Class A1, Global Bonds,
  9.69%, 08/15/09(g)                              123,500        138,444
------------------------------------------------------------------------
  Sr. Unsec. Global Notes, 8.02%, 05/15/07(g)      83,333         88,207
------------------------------------------------------------------------
Pemex Project Funding Master Trust, Unsec.
  Gtd. Unsub. Global Notes, 8.63%,
  02/01/22(g)                                     150,000        174,405
------------------------------------------------------------------------
PLC Trust 2003-1, Sec. Notes, 2.71%, 03/31/06
  (Acquired 03/23/04; Cost $93,300)(c)(d)(g)       89,324         88,974
------------------------------------------------------------------------
Premium Asset Trust-Series 2004-04, Sr.
  Notes, 4.13%, 03/12/09 (Acquired 03/04/04;
  Cost $199,866)(c)(d)(g)                         200,000        195,758
------------------------------------------------------------------------
Regional Diversified Funding (Cayman
  Islands), Sr. Notes, 9.25%, 03/15/30
  (Acquired 09/22/04; Cost $169,578)(c)(d)(g)     143,333        170,762
------------------------------------------------------------------------
UFJ Finance Aruba AEC (Aruba), Gtd. Sub.
  Second Tier Euro Bonds, 8.75%(g)(i)              40,000         44,698
========================================================================
                                                               1,233,090
========================================================================

PACKAGED FOODS & MEATS-0.07%

Nabisco, Inc., Notes, 6.38%, 02/01/05(g)           75,000         75,493
========================================================================

PROPERTY & CASUALTY INSURANCE-0.37%

FGIC Corp., Sr. Unsec. Unsub. Notes, 6.00%,
  01/15/34 (Acquired 12/07/04; Cost
  $101,571)(c)(d)(g)                              100,000        103,492
------------------------------------------------------------------------
First American Capital Trust I, Gtd. Notes,
  8.50%, 04/15/12(g)                              205,000        232,903
------------------------------------------------------------------------
Oil Insurance Ltd. (Bermuda), Unsec. Sub.
  Deb., 5.15%, 08/15/33 (Acquired 03/23/04;
  Cost $52,495)(c)(d)(g)                           50,000         50,460
========================================================================
                                                                 386,855
========================================================================

                             AIM V.I. BALANCED FUND

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------

REAL ESTATE-0.37%

CarrAmerica Realty Corp., Sr. Unsec. Gtd.
  Notes, 6.63%, 03/01/05(g)                    $   30,000   $     30,175
------------------------------------------------------------------------
EOP Operating L.P., Sr. Unsec. Notes, 6.63%,
  02/15/05(g)                                     125,000        125,548
------------------------------------------------------------------------
Health Care Property Investors, Inc., Sr.
  Unsec. Notes, 6.88%, 06/08/05(g)                 90,000         91,450
------------------------------------------------------------------------
HRPT Properties Trust, Sr. Unsec. Notes,
  6.70%, 02/23/05(g)                               75,000         75,404
------------------------------------------------------------------------
Spieker Properties, Inc., Medium Term Notes,
  8.00%, 07/19/05(g)                               40,000         41,026
------------------------------------------------------------------------
Spieker Properties, L.P., Unsec. Unsub.
  Notes, 6.88%, 02/01/05(g)                        25,000         25,077
========================================================================
                                                                 388,680
========================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-0.05%

Southern Investments UK PLC (United Kingdom),
  Sr. Unsec. Unsub. Yankee Notes, 6.80%,
  12/01/06(g)                                      50,000         52,545
========================================================================

REGIONAL BANKS-1.31%

Cullen/Frost Capital Trust I, Unsec. Sub.
  Floating Rate Notes, 3.95%, 03/01/34(b)(g)      200,000        207,328
------------------------------------------------------------------------
Greater Bay Bancorp-Series B, Sr. Notes,
  5.25%, 03/31/08(g)                              300,000        302,172
------------------------------------------------------------------------
PNC Capital Trust C, Gtd. Floating Rate
  Notes, 2.97%, 06/01/28(b)(g)                    100,000         94,972
------------------------------------------------------------------------
Popular North America, Inc., Gtd. Notes,
  4.70%, 06/30/09(g)                              200,000        204,048
------------------------------------------------------------------------
Santander Financial Issuances (Cayman
  Islands), Sec. Sub. Floating Rate Euro
  Notes, 2.87%(g)(i)(j)                           500,000        497,074
------------------------------------------------------------------------
TCF Financial Corp., Sub. Notes, 5.00%,
  06/15/14(g)                                      60,000         61,048
========================================================================
                                                               1,366,642
========================================================================

RESTAURANTS-0.04%

McDonald's Corp., Unsec. Deb., 7.05%,
  11/15/25(g)                                      40,000         42,428
========================================================================

SOVEREIGN DEBT-0.66%

Japan Bank for International Cooperation
  (Japan), Unsec. Gtd. Euro Bonds, 6.50%,
  10/06/05(g)                                     125,000        128,249
------------------------------------------------------------------------
New Brunswick (Province of) (Canada), Sec.
  Yankee Deb., 6.75%, 08/15/13(g)                  30,000         34,998
------------------------------------------------------------------------
Quebec (Province of) (Canada), Sr. Unsec.
  Unsub. Global Deb., 5.75%, 02/15/09(g)           50,000         53,659
------------------------------------------------------------------------
Russian Federation (Russia),
  Unsec. Unsub. Bonds, 7.50%, 03/31/30
  (Acquired 05/18/04; Cost $63,044)(c)(g)(m)       70,000         72,338
------------------------------------------------------------------------
  Unsec. Unsub. Bonds, 8.75%, 07/24/05
  (Acquired 09/10/04-12/03/04; Cost
  $104,100)(c)(g)                                 100,000        102,800
------------------------------------------------------------------------
  Unsec. Unsub. Euro Bonds-REGS,
  8.75%, 07/24/05 (Acquired 05/14/04; Cost
  $105,650)(c)(g)                                 100,000        102,890
------------------------------------------------------------------------
  Unsec. Unsub. Euro Bonds-REGS,
  10.00%, 06/26/07 (Acquired
  05/14/04-05/18/04; Cost $90,094)(c)(g)           80,000         90,608
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------
SOVEREIGN DEBT-(CONTINUED)

United Mexican States (Mexico)-Series A,
  Medium Term Global Notes,
  6.63%, 03/03/15(g)                           $   35,000   $     37,559
------------------------------------------------------------------------
  7.50%, 04/08/33(g)                               60,000         64,569
========================================================================
                                                                 687,670
========================================================================

THRIFTS & MORTGAGE FINANCE-0.19%

Greenpoint Capital Trust I, Gtd. Sub. Notes,
  9.10%, 06/01/27(g)                               60,000         70,984
------------------------------------------------------------------------
Washington Mutual Finance Corp., Sr. Unsec.
  Notes, 8.25%, 06/15/05(g)                       125,000        128,023
========================================================================
                                                                 199,007
========================================================================

TOBACCO-0.14%

Altria Group, Inc.,
  Sr. Unsec. Notes, 7.00%, 11/04/13(g)             30,000         32,459
------------------------------------------------------------------------
  Unsec. Global Notes, 7.00%, 07/15/05(g)         100,000        101,979
------------------------------------------------------------------------
  Unsec. Notes, 6.38%, 02/01/06(g)                 15,000         15,397
========================================================================
                                                                 149,835
========================================================================

TRUCKING-0.11%

Roadway Corp., Sr. Unsec. Gtd. Global Notes,
  8.25%, 12/01/08(g)                              100,000        111,345
========================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.34%

AT&T Wireless Services Inc., Sr. Unsec.
  Unsub. Global Notes, 6.88%, 04/18/05(g)         135,000        136,496
------------------------------------------------------------------------
TeleCorp PCS, Inc., Sr. Unsec. Gtd. Sub.
  Global Notes, 10.63%, 07/15/10(g)               200,000        218,800
========================================================================
                                                                 355,296
========================================================================
    Total Bonds & Notes (Cost $17,325,831)                    17,406,251
========================================================================

U.S. MORTGAGE-BACKED SECURITIES-8.14%

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-1.92%

Pass Through Ctfs.,
  7.00%, 06/01/15 to 06/01/32(g)                  113,825        120,674
------------------------------------------------------------------------
  6.00%, 04/01/16 to 11/01/33(g)                  881,209        913,540
------------------------------------------------------------------------
  5.50%, 10/01/18(g)                              270,189        279,396
------------------------------------------------------------------------
  7.50%, 11/01/30 to 05/01/31(g)                   64,210         68,843
------------------------------------------------------------------------
  6.50%, 05/01/32 to 08/01/32(g)                   65,894         69,212
------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  5.00%, 01/01/15(n)                              548,880        557,587
========================================================================
                                                               2,009,252
========================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-4.59%

Pass Through Ctfs.,
  6.50%, 04/01/14 to 09/01/34(g)                  881,914        927,025
------------------------------------------------------------------------
  7.50%, 11/01/15(g)                                8,641          9,178
------------------------------------------------------------------------
  7.00%, 02/01/16 to 09/01/32(g)                  155,585        165,008
------------------------------------------------------------------------
  6.00%, 01/01/17 to 05/01/17(g)                  139,459        146,263
------------------------------------------------------------------------
  5.00%, 04/01/18(g)                              373,032        379,475
------------------------------------------------------------------------
  4.50%, 11/01/18(g)                              137,126        137,041
------------------------------------------------------------------------

                             AIM V.I. BALANCED FUND

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION-(CONTINUED)

  8.00%, 08/01/21 to 12/01/23(g)               $   47,188   $     51,374
------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  5.00%, 01/01/20 to 01/01/35(n)                  266,270        265,846
------------------------------------------------------------------------
  5.50%, 01/01/20 to 01/01/35(n)                1,947,542      1,991,388
------------------------------------------------------------------------
  6.00%, 01/01/35(n)                              709,650        733,954
========================================================================
                                                               4,806,552
========================================================================

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-1.63%

Pass Through Ctfs.,
  7.50%, 06/15/23 to 10/15/31(g)                   67,624         72,860
------------------------------------------------------------------------
  8.50%, 11/15/24(g)                              154,387        169,473
------------------------------------------------------------------------
  8.00%, 08/15/25(g)                               23,902         26,072
------------------------------------------------------------------------
  6.50%, 03/15/29 to 12/15/33(g)                  348,491        367,185
------------------------------------------------------------------------
  6.00%, 09/15/31 to 05/15/33(g)                  575,476        597,775
------------------------------------------------------------------------
  7.00%, 09/15/31 to 03/15/33(g)                  130,584        138,814
------------------------------------------------------------------------
  5.50%, 12/15/33 to 02/15/34(g)                  333,008        340,479
========================================================================
                                                               1,712,658
========================================================================
    Total U.S. Mortgage-Backed Securities
      (Cost $8,489,249)                                        8,528,462
========================================================================

U.S. GOVERNMENT AGENCY SECURITIES-5.18%

FEDERAL HOME LOAN BANK (FHLB)-4.68%

Unsec. Disc. Notes,
  1.25%, 01/03/05(o)                            4,901,000      4,900,659
========================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-0.50%

Unsec. Floating Rate Global Notes,
  3.68%, 02/17/09(g)(p)                           350,000        353,283
------------------------------------------------------------------------
Unsec. Global Notes,
  3.38%, 12/15/08(g)                              175,000        172,790
========================================================================
                                                                 526,073
========================================================================
    Total U.S. Government Agency Securities
      (Cost $5,419,893)                                        5,426,732
========================================================================

U.S. TREASURY SECURITIES-5.09%

U.S. TREASURY NOTES-3.25%

2.50%, 09/30/06(g)                                400,000        396,564
------------------------------------------------------------------------
6.50%, 10/15/06(g)                                935,000        991,250
------------------------------------------------------------------------
3.50%, 11/15/06 to 11/15/09(g)                  1,050,000      1,055,740
------------------------------------------------------------------------
3.13%, 10/15/08(g)                                560,000        554,047
------------------------------------------------------------------------
5.00%, 02/15/11(g)                                375,000        399,139
========================================================================
                                                               3,396,740
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------

U.S. TREASURY BONDS-1.73%

7.25%, 05/15/16 to 08/15/22(g)                 $  820,000(h) $  1,039,479
------------------------------------------------------------------------
7.50%, 11/15/16(g)                                130,000        166,176
------------------------------------------------------------------------
5.38%, 02/15/31(g)                                560,000        605,326
========================================================================
                                                               1,810,981
========================================================================

U.S. TREASURY STRIPS-0.11%

3.03%, 02/15/07(g)                                125,000(o)      117,364
========================================================================
    Total U.S. Treasury Securities (Cost
      $5,221,197)                                              5,325,085
========================================================================

ASSET-BACKED SECURITIES-1.26%

OTHER DIVERSIFIED FINANCIAL SERVICES-1.04%

Citicorp Lease-Series 1999-1,
  Class A1, Pass Through Ctfs., 7.22%,
  06/15/05 (Acquired 05/08/02-09/23/03; Cost
  $269,795)(c)(g)                                 253,133        257,753
------------------------------------------------------------------------
  Class A2, Pass Through Ctfs., 8.04%,
  12/15/19 (Acquired 06/01/00-08/24/04; Cost
  $148,849)(c)(g)                                 150,000        178,771
------------------------------------------------------------------------
Patrons' Legacy-Series 2003-III, Ctfs.,
  5.65%, 01/17/17 (Acquired 11/04/04; Cost
  $512,705)(c)(d)                                 500,000        508,681
------------------------------------------------------------------------
Twin Reefs Pass Through Trust, Floating Rate
  Pass Through Ctfs., 3.37% (Acquired
  12/07/04; Cost $100,000)(c)(d)(g)(i)(p)         100,000        100,569
------------------------------------------------------------------------
Yorkshire Power Pass-Through Asset Trust
  (Cayman Islands)-Series 2000-1, Pass
  Through Ctfs., 8.25%, 02/15/05 (Acquired
  11/12/03; Cost $42,720)(c)(d)(g)                 40,000         40,219
========================================================================
                                                               1,085,993
========================================================================

PROPERTY & CASUALTY INSURANCE-0.10%

North Front Pass-Through Trust, Bonds, 5.81%,
  12/15/24 (Acquired 12/08/04; Cost
  $100,000)(c)(d)(g)                              100,000        101,993
========================================================================

THRIFTS & MORTGAGE FINANCE-0.12%

Sovereign Bank-Class A-1, Pass Through Ctfs.,
  10.20%, 06/30/05 (Acquired 09/22/04; Cost
  $145,991)(c)(d)(g)                              125,365        129,124
========================================================================
    Total Asset-Backed Securities (Cost
      $1,288,418)                                              1,317,110
========================================================================
TOTAL INVESTMENTS-102.07% (Cost $98,727,430)                 106,881,377
========================================================================
OTHER ASSETS LESS LIABILITIES-(2.07%)                         (2,170,047)
========================================================================
NET ASSETS-100.00%                                          $104,711,330
________________________________________________________________________
========================================================================

                             AIM V.I. BALANCED FUND

Investment Abbreviations:

ADR     - American Depositary Receipt
Ctfs.   - Certificates
Deb.    - Debentures
Disc.   - Discounted
Gtd.    - Guaranteed
Pfd.    - Preferred
RB      - Revenue Bonds
REGS    - Regulation S
Sec.    - Secured
Sr.     - Senior
STRIPS  - Separately Traded Registered Interest and Principal Security
Sub.    - Subordinated
TBA     - To Be Announced
Unsec.  - Unsecured
Unsub.  - Unsubordinated

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Interest rate is redetermined quarterly. Rate shown is the rate in effect on December 31, 2004.
(c) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at December 31, 2004 was $4,377,169, which represented 4.18% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(d) Security considered to be illiquid. The aggregate market value of these securities considered illiquid at December 31, 2004 was $2,940,107, which represented 2.81% of the Fund's Net Assets.
(e) Security has a mandatory put by the issuer. Interest rate is redetermined annually. Rate shown is the rate in effect on December 31, 2004.
(f) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The market value of this security at December 31, 2004 represented 2.22% of the Fund's Total Investments. See Note 1A.
(g) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate market value of these securities at December 31, 2004 was $29,244,753, which represented 27.36% of the Fund's Total Investments. See Note 1A.
(h) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J and Note 6.
(i) Perpetual bond with no specified maturity date.
(j) Interest rate is redetermined semi-annually. Rate shown is the rate in effect on December 31, 2004.
(k) Principal and interest payments are secured by bond insurance provided by one of the following companies: Ambac Assurance Corp., Financial Guaranty Insurance Co., Financial Security Assurance Inc., or MBIA Insurance Corp.
(l) Zero coupon bond issued at a discount. The interest rate shown represents the current yield on December 31, 2004. Bond will convert to a fixed coupon rate at a specified future date.
(m) Step coupon bond at issue. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(n) Security purchased on forward commitment basis. This security is subject to dollar roll transactions. See Note 1F.
(o) Security is traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(p) Interest rate is redetermined monthly. Rate shown is the rate in effect on December 31, 2004.

See accompanying notes which are an integral part of the financial statements.
                             AIM V.I. BALANCED FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS:

Investments, at market value (cost $98,727,430)  $106,881,377
-------------------------------------------------------------
Receivables for:
  Investments sold                                  1,448,551
-------------------------------------------------------------
  Variation margin                                      9,984
-------------------------------------------------------------
  Fund shares sold                                     20,124
-------------------------------------------------------------
  Dividends and interest                              464,606
-------------------------------------------------------------
  Investment Matured (Note 8)                          33,647
-------------------------------------------------------------
  Principal paydowns                                   13,146
-------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                 35,203
-------------------------------------------------------------
Other assets                                            3,402
=============================================================
    Total assets                                  108,910,040
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                             3,803,337
-------------------------------------------------------------
  Fund shares reacquired                              213,017
-------------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                              38,315
-------------------------------------------------------------
Accrued administrative services fees                  107,410
-------------------------------------------------------------
Accrued distribution fees -- Series II                  3,376
-------------------------------------------------------------
Accrued transfer agent fees                             1,572
-------------------------------------------------------------
Accrued operating expenses                             31,683
=============================================================
    Total liabilities                               4,198,710
=============================================================
Net assets applicable to shares outstanding      $104,711,330
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                    $118,711,984
-------------------------------------------------------------
Undistributed net investment income                 1,314,746
-------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign currencies and
  futures contracts                               (23,496,882)
-------------------------------------------------------------
Unrealized appreciation of investment
  securities, foreign currencies and futures
  contracts                                         8,181,482
=============================================================
                                                 $104,711,330
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                         $ 99,069,707
_____________________________________________________________
=============================================================
Series II                                        $  5,641,623
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                            9,356,050
_____________________________________________________________
=============================================================
Series II                                             535,994
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $      10.59
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $      10.53
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2004

INVESTMENT INCOME:

Interest                                          $1,474,369
------------------------------------------------------------
Dividends (net of foreign withholding tax of
  $14,258)                                           971,556
============================================================
    Total investment income                        2,445,925
============================================================

EXPENSES:

Advisory fees                                        776,652
------------------------------------------------------------
Administrative services fees                         265,946
------------------------------------------------------------
Custodian fees                                        31,811
------------------------------------------------------------
Distribution fees -- Series II                        12,305
------------------------------------------------------------
Transfer agent fees                                    8,243
------------------------------------------------------------
Trustees' fees and retirement benefits                13,830
------------------------------------------------------------
Other                                                 68,012
============================================================
    Total expenses                                 1,176,799
============================================================
Less: Fees waived and expenses reimbursed               (268)
============================================================
    Net expenses                                   1,176,531
============================================================
Net investment income                              1,269,394
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES AND
  FUTURES CONTRACTS:

Net realized gain (loss) from:
  Investment securities                            2,648,714
------------------------------------------------------------
  Foreign currencies                                  (3,760)
------------------------------------------------------------
  Futures contracts                                   67,147
============================================================
                                                   2,712,101
============================================================
Change in net unrealized appreciation of:
  Investment securities                            3,310,789
------------------------------------------------------------
  Foreign currencies                                   2,225
------------------------------------------------------------
  Futures contracts                                   27,535
============================================================
                                                   3,340,549
============================================================
Net gain from investment securities, foreign
  currencies and futures contracts                 6,052,650
============================================================
Net increase in net assets resulting from
  operations                                      $7,322,044
____________________________________________________________
============================================================

See accompanying notes which are an integral part of the financial statements.
                             AIM V.I. BALANCED FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2004 and 2003

                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $  1,269,394    $  1,307,479
------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, futures contracts and option contracts           2,712,101       2,625,795
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies and futures contracts         3,340,549       9,955,515
==========================================================================================
    Net increase in net assets resulting from operations         7,322,044      13,888,789
==========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                      (1,389,511)     (1,803,131)
------------------------------------------------------------------------------------------
  Series II                                                        (73,687)        (73,995)
==========================================================================================
    Decrease in net assets resulting from distributions         (1,463,198)     (1,877,126)
==========================================================================================
Share transactions-net:
  Series I                                                      (4,169,694)      3,122,103
------------------------------------------------------------------------------------------
  Series II                                                      1,224,095       3,065,718
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (2,945,599)      6,187,821
==========================================================================================
    Net increase in net assets                                   2,913,247      18,199,484
==========================================================================================

NET ASSETS:

  Beginning of year                                            101,798,083      83,598,599
==========================================================================================
  End of year (including undistributed net investment income
    of $1,314,746 and $1,399,297, respectively)               $104,711,330    $101,798,083
__________________________________________________________________________________________
==========================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Balanced Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve as high a total return as possible, consistent with preservation of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the

                             AIM V.I. BALANCED FUND

     NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities.' Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. DOLLAR ROLL TRANSACTIONS -- The Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. Dollar roll transactions are considered borrowings under the 1940 Act. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could

                             AIM V.I. BALANCED FUND
     generate income for the Fund exceeding the yield on the security sold. The difference between the selling price and the future repurchase price is recorded as realized gain (loss). At the time the Fund enters into the dollar roll, it will segregate liquid assets having a dollar value equal to the repurchase price.

       Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed transaction costs.

G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

I. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

J. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $150 million of the Fund's average daily net assets, plus 0.50% of the Fund's average daily net assets in excess of $150 million. Effective January 1, 2005 through December 31, 2009, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of 0.62% of the first $150 million, plus 0.50% of the next $4.85 billion, plus 0.475% of the next $5 billion, plus 0.45% of the Fund's average daily net assets in excess of $10 billion. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.30% of average daily net assets, through April 30, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form

                             AIM V.I. BALANCED FUND
of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $156.

    For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $112 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts pursuant to such agreement. Pursuant to such agreement for the year ended December 31, 2004, AIM was paid $265,946, of which AIM retained $50,000 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. Pursuant to such agreement, for the year ended December 31, 2004, the Fund paid AISI $8,243.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has contractually agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total annual fund operating expenses (excluding items (ii) through (vii) discussed above) of Series II shares to 1.45% of average daily net assets, through April 30, 2006. AIM Distributors did not reimburse fees during the period under this expense limitation. Pursuant to the Plan, for the year ended December 31, 2004, the Series II shares paid $12,305.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2004, the Fund engaged in purchases and sales of securities of $3,171,270 and $662,724, respectively.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2004, the Fund paid legal fees of $2,863 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.
                             AIM V.I. BALANCED FUND

    During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6--FUTURES CONTRACTS

On December 31, 2004, $250,000 principal amount of U.S. Treasury and corporate obligations were pledged as collateral to cover margin requirements for open futures contracts.

                                            OPEN FUTURES CONTRACTS AT PERIOD END
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                UNREALIZED
                                                               NO. OF           MONTH/            MARKET       APPRECIATION
CONTRACT                                                      CONTRACTS       COMMITMENT          VALUE       (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 2 Year Note                                        16             Mar-05/Long     $3,353,500       $ 3,920
----------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 5 Year Note                                        33             Mar-05/Long      3,614,531        23,538
----------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 10 Year Note                                        6             Mar-05/Long        671,625        (3,780)
----------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 30 Year Bond                                        2             Mar-05/Long        225,000         3,857
============================================================================================================================
                                                                                                $7,864,656       $27,535
____________________________________________________________________________________________________________________________
============================================================================================================================

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2004 and 2003 was as follows:

                                                                 2004          2003
--------------------------------------------------------------------------------------
Distributions paid from ordinary income                       $1,463,198    $1,877,126
______________________________________________________________________________________
======================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                                    2004
----------------------------------------------------------------------------
Undistributed ordinary income                                   $  1,380,887
----------------------------------------------------------------------------
Unrealized appreciation -- investments                             7,655,505
----------------------------------------------------------------------------
Temporary book/tax differences                                       (35,512)
----------------------------------------------------------------------------
Capital loss carryforward                                        (23,001,534)
----------------------------------------------------------------------------
Shares of beneficial interest                                    118,711,984
============================================================================
Total net assets                                                $104,711,330
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales, bond premium amortization and the treatment of defaulted bonds.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

                             AIM V.I. BALANCED FUND

    The Fund utilized $2,374,231 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2004 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2009                                                $ 6,784,581
-----------------------------------------------------------------------------
December 31, 2010                                                 16,216,953
=============================================================================
Total capital loss carryforward                                  $23,001,534
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $50,456,485 and $55,505,755, respectively.

    Receivable for investments matured represents the estimated proceeds to the Fund by Candescent Technologies Corp., which is in default with respect to the principal payments on $548,000 par value, Senior Unsecured Guaranteed Subordinated Debentures, 8.00%, which was due May 1, 2003. This estimate was determined in accordance with the fair valuation procedures authorized by the Board of Trustees.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $ 9,141,982
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (1,486,477)
===============================================================================
Net unrealized appreciation of investment securities               $ 7,655,505
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $99,225,872.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of bond premium amortization, paydowns on mortgage backed securities and foreign currency transactions, on December 31, 2004, undistributed net investment income was increased by $109,253 and undistributed net realized gain (loss) was decreased by $109,253. This reclassification had no effect on the net assets of the Fund.

NOTE 10--SHARE INFORMATION


                                           CHANGES IN SHARES OUTSTANDING(a)
----------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                                         2004                          2003
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                       819,573    $  8,359,573     1,385,995    $ 12,859,662
----------------------------------------------------------------------------------------------------------------------
  Series II                                                      184,634       1,876,616       340,652       3,145,330
======================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                       132,334       1,389,511       183,618       1,803,131
----------------------------------------------------------------------------------------------------------------------
  Series II                                                        7,058          73,686         7,566          73,995
======================================================================================================================
Reacquired:
  Series I                                                    (1,367,292)    (13,918,778)   (1,271,451)    (11,540,690)
----------------------------------------------------------------------------------------------------------------------
  Series II                                                      (70,995)       (726,207)      (16,869)       (153,607)
======================================================================================================================
                                                                (294,688)   $ (2,945,599)      629,511    $  6,187,821
______________________________________________________________________________________________________________________
======================================================================================================================

(a) There are three entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 88% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor are parties to participation agreements with these entities whereby these entities sell units if interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping, account servicing and administrative services. The Trust has no knowledge as to whether all any portion of the shares owned of record by these shareholders are also owned beneficially.

                             AIM V.I. BALANCED FUND

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                           SERIES I
                                                              -------------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                              -------------------------------------------------------------------
                                                               2004          2003          2002           2001             2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  9.99       $  8.75       $ 10.84       $  12.46          $ 13.04
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.13(a)       0.14(a)       0.18(a)        0.27(a)(b)       0.37(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.62          1.29         (2.02)         (1.70)           (0.93)
=================================================================================================================================
    Total from investment operations                             0.75          1.43         (1.84)         (1.43)           (0.56)
=================================================================================================================================
  Less dividends from net investment income                     (0.15)        (0.19)        (0.25)         (0.19)           (0.02)
=================================================================================================================================
Net asset value, end of period                                $ 10.59       $  9.99       $  8.75       $  10.84          $ 12.46
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                                  7.52%        16.36%       (17.02)%       (11.43)%          (4.28)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $99,070       $97,665       $82,866       $105,395          $85,693
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                          1.12%(d)      1.11%         1.17%          1.12%            1.10%
=================================================================================================================================
Ratio of net investment income to average net assets             1.24%(d)      1.47%         1.90%          2.37%(b)         2.80%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                            51%          131%           90%            55%              49%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.29 and the ratio of net investment income to average net assets would have been 2.52%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, Per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Included adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon these net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(d)  Ratios are based on average daily net assets of $98,631,800.

                                                                             SERIES II
                                                              ---------------------------------------
                                                                                     JANUARY 24, 2002
                                                                  YEAR ENDED           (DATE SALES
                                                                 DECEMBER 31,         COMMENCED) TO
                                                              -------------------      DECEMBER 31,
                                                               2004         2003           2002
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 9.95       $ 8.73        $ 10.70
-----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.10(a)      0.12(a)        0.14(a)
-----------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 0.62         1.29          (1.86)
=====================================================================================================
    Total from investment operations                            0.72         1.41          (1.72)
=====================================================================================================
  Less dividends from net investment income                    (0.14)       (0.19)         (0.25)
=====================================================================================================
Net asset value, end of period                                $10.53       $ 9.95        $  8.73
_____________________________________________________________________________________________________
=====================================================================================================
Total return(b)                                                 7.24%       16.15%        (16.12)%
_____________________________________________________________________________________________________
=====================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $5,642       $4,133        $   733
_____________________________________________________________________________________________________
=====================================================================================================
Ratio of expenses to average net assets                         1.37%(c)     1.36%          1.42%(d)
=====================================================================================================
Ratio of net investment income to average net assets            0.99%(c)     1.22%          1.65%(d)
_____________________________________________________________________________________________________
=====================================================================================================
Portfolio turnover rate(e)                                        51%         131%            90%
_____________________________________________________________________________________________________
=====================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $4,921,809.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                             AIM V.I. BALANCED FUND

NOTE 12--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

    On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

    Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

    Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.

    The SEC has also settled market timing enforcement actions against Raymond
R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

    The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.


    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

    The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

    As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the

                             AIM V.I. BALANCED FUND
future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

Ongoing Regulatory Inquiries Concerning IFG and AIM

    IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

    AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.


Private Civil Actions Alleging Market Timing

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

    All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.


Private Civil Actions Alleging Improper Use of Fair Value Pricing

    Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.


Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the

                             AIM V.I. BALANCED FUND

United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.


Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

    Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.


Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.


Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

    A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
*                                       *                                      *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

                             AIM V.I. BALANCED FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds
Houston, Texas



We have audited the accompanying statement of assets and liabilities of AIM V.I. Basic Value Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, including the schedule of investments as of December 31, 2004, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period September 10, 2001 (commencement of operations) through December 31, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers. When brokers did not reply to our confirmation request, we performed alternative audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Basic Value Fund as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period September 10, 2001 (commencement of operations) through December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.

                                               /s/ TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 4, 2005

                           AIM V.I. BASIC VALUE FUND

SCHEDULE OF INVESTMENTS

December 31, 2004

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-97.65%

ADVERTISING-5.04%

Interpublic Group of Cos., Inc. (The)(a)        1,414,300   $ 18,951,620
------------------------------------------------------------------------
Omnicom Group Inc.                                283,400     23,896,288
========================================================================
                                                              42,847,908
========================================================================

AEROSPACE & DEFENSE-1.23%

Honeywell International Inc.                      295,200     10,453,032
========================================================================

APPAREL RETAIL-1.95%

Gap, Inc. (The)                                   786,150     16,603,488
========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-2.48%

Bank of New York Co., Inc. (The)                  630,150     21,059,613
========================================================================

BUILDING PRODUCTS-4.58%

American Standard Cos. Inc.(a)                    474,150     19,591,878
------------------------------------------------------------------------
Masco Corp.                                       530,700     19,386,471
========================================================================
                                                              38,978,349
========================================================================

COMMUNICATIONS EQUIPMENT-0.98%

Motorola, Inc.                                    486,250      8,363,500
========================================================================

CONSUMER ELECTRONICS-1.25%

Koninklijke (Royal) Philips Electronics
  N.V.-New York Shares (Netherlands)              401,850     10,649,025
========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-4.56%

Ceridian Corp.(a)                                 705,250     12,891,970
------------------------------------------------------------------------
First Data Corp.                                  608,850     25,900,479
========================================================================
                                                              38,792,449
========================================================================

DIVERSIFIED COMMERCIAL SERVICES-4.16%

Cendant Corp.                                     912,450     21,333,081
------------------------------------------------------------------------
H&R Block, Inc.                                   286,650     14,045,850
========================================================================
                                                              35,378,931
========================================================================

ENVIRONMENTAL SERVICES-2.86%

Waste Management, Inc.                            811,050     24,282,837
========================================================================

FOOD RETAIL-2.83%

Kroger Co. (The)(a)                               902,200     15,824,588
------------------------------------------------------------------------
Safeway Inc.(a)                                   418,750      8,266,125
========================================================================
                                                              24,090,713
========================================================================

GENERAL MERCHANDISE STORES-2.25%

Target Corp.                                      367,600     19,089,468
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

HEALTH CARE DISTRIBUTORS-6.14%

Cardinal Health, Inc.                             593,300   $ 34,500,395
------------------------------------------------------------------------
McKesson Corp.                                    564,150     17,748,159
========================================================================
                                                              52,248,554
========================================================================

HEALTH CARE EQUIPMENT-2.23%

Waters Corp.(a)                                   405,700     18,982,703
========================================================================

HEALTH CARE FACILITIES-1.66%

HCA, Inc.                                         353,000     14,105,880
========================================================================

HEALTH CARE SERVICES-0.82%

IMS Health Inc.                                   301,450      6,996,654
========================================================================

HOTELS, RESORTS & CRUISE LINES-1.24%

Starwood Hotels & Resorts Worldwide, Inc.         180,750     10,555,800
========================================================================

INDUSTRIAL CONGLOMERATES-4.27%

Tyco International Ltd. (Bermuda)               1,015,950     36,310,053
========================================================================

INDUSTRIAL MACHINERY-1.25%

Parker Hannifin Corp.                             139,950     10,599,813
========================================================================

INVESTMENT BANKING & BROKERAGE-4.49%

Merrill Lynch & Co., Inc.                         308,650     18,448,010
------------------------------------------------------------------------
Morgan Stanley                                    355,150     19,717,928
========================================================================
                                                              38,165,938
========================================================================

LEISURE PRODUCTS-0.57%

Mattel, Inc.                                      247,000      4,814,030
========================================================================

MANAGED HEALTH CARE-2.94%

UnitedHealth Group Inc.                           284,000     25,000,520
========================================================================

MOVIES & ENTERTAINMENT-2.44%

Walt Disney Co. (The)                             747,550     20,781,890
========================================================================

MULTI-LINE INSURANCE-1.79%

Genworth Financial Inc.-Class A                   565,100     15,257,700
========================================================================

OIL & GAS DRILLING-3.60%

ENSCO International Inc.                          305,300      9,690,222
------------------------------------------------------------------------
Transocean Inc. (Cayman Islands)(a)               492,750     20,887,672
========================================================================
                                                              30,577,894
========================================================================

OIL & GAS EQUIPMENT & SERVICES-3.64%

Halliburton Co.                                   505,300     19,827,972
------------------------------------------------------------------------
Weatherford International Ltd. (Bermuda)(a)       217,550     11,160,315
========================================================================
                                                              30,988,287
========================================================================

                           AIM V.I. BASIC VALUE FUND

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

OTHER DIVERSIFIED FINANCIAL SERVICES-6.02%

Citigroup Inc.                                    478,550   $ 23,056,539
------------------------------------------------------------------------
JPMorgan Chase & Co.                              721,790     28,157,028
========================================================================
                                                              51,213,567
========================================================================

PHARMACEUTICALS-7.66%

Pfizer Inc.                                       708,900     19,062,321
------------------------------------------------------------------------
Sanofi-Synthelabo S.A. (France)(b)                368,628     29,412,707
------------------------------------------------------------------------
Wyeth                                             392,100     16,699,539
========================================================================
                                                              65,174,567
========================================================================

PROPERTY & CASUALTY INSURANCE-2.16%

ACE Ltd. (Cayman Islands)                         428,850     18,333,337
========================================================================

SEMICONDUCTOR EQUIPMENT-1.08%

Novellus Systems, Inc.(a)                         329,200      9,181,388
========================================================================

SYSTEMS SOFTWARE-3.82%

Computer Associates International, Inc.         1,044,900     32,454,594
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE-5.66%

Fannie Mae                                        384,550   $ 27,383,806
------------------------------------------------------------------------
MGIC Investment Corp.                             151,450     10,436,420
------------------------------------------------------------------------
Radian Group Inc.                                 193,250     10,288,630
========================================================================
                                                              48,108,856
========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $664,886,295)                          830,441,338
========================================================================

MONEY MARKET FUNDS-2.69%

Liquid Assets Portfolio-Institutional
  Class(c)                                     11,460,610     11,460,610
------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(c)    11,460,610     11,460,610
========================================================================
    Total Money Market Funds (Cost
      $22,921,220)                                            22,921,220
========================================================================
TOTAL INVESTMENTS-100.34% (Cost $687,807,515)                853,362,558
========================================================================
OTHER ASSETS LESS LIABILITIES-(0.34%)                         (2,920,467)
========================================================================
NET ASSETS-100.00%                                          $850,442,091
________________________________________________________________________
========================================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The market value of this security at December 31, 2004 represented 3.45% of the Fund's Total Investments. See Note 1A.
(c) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.
                           AIM V.I. BASIC VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS:

Investments, at market value (cost
  $664,886,295)                                  $830,441,338
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $22,921,220)                               22,921,220
=============================================================
    Total investments (cost $687,807,515)         853,362,558
=============================================================
Receivables for:
  Investments sold                                 10,255,259
-------------------------------------------------------------
  Fund shares sold                                    307,476
-------------------------------------------------------------
  Dividends                                           853,775
-------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                 24,879
=============================================================
    Total assets                                  864,803,947
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                            12,397,315
-------------------------------------------------------------
  Fund shares reacquired                              732,163
-------------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                              38,286
-------------------------------------------------------------
Accrued administrative services fees                  952,242
-------------------------------------------------------------
Accrued distribution fees -- Series II                206,547
-------------------------------------------------------------
Accrued transfer agent fees                             4,094
-------------------------------------------------------------
Accrued operating expenses                             31,209
=============================================================
  Total liabilities                                14,361,856
=============================================================
Net assets applicable to shares outstanding      $850,442,091
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                    $676,189,019
-------------------------------------------------------------
Undistributed net investment income                   399,038
-------------------------------------------------------------
Undistributed net realized gain from investment
  securities and foreign currencies                 8,300,398
-------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies               165,553,636
=============================================================
                                                 $850,442,091
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                         $496,836,768
_____________________________________________________________
=============================================================
Series II                                        $353,605,323
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                           41,971,642
_____________________________________________________________
=============================================================
Series II                                          30,075,523
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $      11.84
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $      11.76
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $107,842)                                      $ 8,030,096
------------------------------------------------------------
Dividends from affiliated money market funds         366,600
============================================================
  Total investment income                          8,396,696
============================================================

EXPENSES:

Advisory fees                                      5,071,350
------------------------------------------------------------
Administrative services fees                       1,908,101
------------------------------------------------------------
Custodian fees                                        64,584
------------------------------------------------------------
Distribution fees -- Series II                       742,734
------------------------------------------------------------
Transfer agent fees                                   27,305
------------------------------------------------------------
Trustees' fees and retirement benefits                28,847
------------------------------------------------------------
Other                                                 96,625
============================================================
    Total expenses                                 7,939,546
============================================================
Less: Fees waived, expenses reimbursed and
    expense offset arrangement                        (6,323)
============================================================
    Net expenses                                   7,933,223
============================================================
Net investment income                                463,473
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                           16,640,634
------------------------------------------------------------
  Foreign currencies                                 (53,407)
============================================================
                                                  16,587,227
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                           61,497,364
------------------------------------------------------------
  Foreign currencies                                    (832)
============================================================
                                                  61,496,532
============================================================
Net gain from investment securities and foreign
  currencies                                      78,083,759
============================================================
Net increase in net assets resulting from
  operations                                     $78,547,232
____________________________________________________________
============================================================

See accompanying notes which are an integral part of the financial statements.
                           AIM V.I. BASIC VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2004 and 2003

                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $    463,473    $   (364,956)
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                          16,587,227      (2,580,413)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                           61,496,532     116,480,260
==========================================================================================
    Net increase in net assets resulting from operations        78,547,232     113,534,891
==========================================================================================
Less distributions to shareholders from net investment
  income -- Series I                                                    --         (89,726)
==========================================================================================
Share transactions-net:
  Series I                                                     141,562,360     152,189,833
------------------------------------------------------------------------------------------
  Series II                                                     67,072,182      95,111,846
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                              208,634,542     247,301,679
==========================================================================================
    Net increase in net assets                                 287,181,774     360,746,844
==========================================================================================

NET ASSETS:

  Beginning of year                                            563,260,317     202,513,473
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $399,038 and $(11,028), respectively)           $850,442,091    $563,260,317
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.
                           AIM V.I. BASIC VALUE FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Basic Value Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

                           AIM V.I. BASIC VALUE FUND

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor. The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.725% of the first $500 million of the Fund's average daily net assets, plus 0.70% of the next $500 million of the Fund's average daily net assets, plus 0.675% of the next $500 million of the Fund's average daily net assets, plus 0.65% of the Fund's average daily net assets in excess of $1.5 billion. Effective January 1, 2005 through December 31, 2009, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of 0.695% of the first $250 million, plus 0.67% of the next $250 million, plus 0.645% of the next $500 million, plus 0.62% of the next $1.5 billion, plus 0.595% of the next $2.5 billion, plus 0.57% of the next $2.5 billion, plus 0.545% of the next $2.5 billion, plus 0.52% of the Fund's average daily net assets in excess of $10 billion. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.30% of average daily net assets, through April 30, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.
                           AIM V.I. BASIC VALUE FUND

Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $5,972.

    For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $296 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. Pursuant to such agreements for the year ended December 31, 2004, AIM was paid $1,908,101, of which AIM retained $172,523 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AISI $27,305.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has contractually agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total annual fund operating expenses (excluding items (ii) through (vii) discussed above) of Series II shares to 1.45% of average daily net assets, through April 30, 2006. AIM Distributors did not reimburse fees during the period under this expense limitation. Pursuant to the Plan, for the year ended December 31, 2004, the Series II shares paid $742,734.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               12/31/03          AT COST          FROM SALES       (DEPRECIATION)      12/31/04        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $13,519,448      $101,393,486      $(103,452,324)        $   --         $11,460,610     $185,046       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            13,519,448       101,393,486       (103,452,324)            --          11,460,610      181,554           --
==================================================================================================================================
  Total           $27,038,896      $202,786,972      $(206,904,648)        $   --         $22,921,220     $366,600       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2004, the Fund engaged in purchases and sales of securities of $3,021,993 and $8,064,207, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2004, the Fund received credits in custodian fees of $55 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $55.

                           AIM V.I. BASIC VALUE FUND

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2004, the Fund paid legal fees of $4,136 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2004 and 2003 was as follows:

                                                               2004      2003
-------------------------------------------------------------------------------
Distributions paid from ordinary income                       $  --     $89,726
_______________________________________________________________________________
===============================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                                    2004
----------------------------------------------------------------------------
Undistributed ordinary income                                   $  4,237,807
----------------------------------------------------------------------------
Undistributed long-term gain                                       5,758,155
----------------------------------------------------------------------------
Unrealized appreciation -- investments                           164,283,131
----------------------------------------------------------------------------
Temporary book/tax differences                                       (26,021)
----------------------------------------------------------------------------
Shares of beneficial interest                                    676,189,019
============================================================================
Total net assets                                                $850,442,091
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales. The tax-basis unrealized appreciation on investments amount includes appreciation (depreciation) on foreign currencies of $(1,407).

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    The Fund utilized $6,780,249 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund had no capital loss carryforward as of December 31, 2004.

                           AIM V.I. BASIC VALUE FUND

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $278,649,020 and $95,714,071, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $173,524,547
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities       (9,240,009)
==============================================================================
Net unrealized appreciation of investment securities             $164,284,538
______________________________________________________________________________
==============================================================================

Cost of investments for tax purposes is $689,078,020.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions on December 31, 2004, undistributed net investment income was decreased by $53,407 and undistributed net realized gain (loss) was increased by $53,407. Further, as a result of tax deferrals acquired in the reorganization of LSA Basic Value Fund into the Fund, undistributed net realized gain (loss) was decreased by $198,785 and shares of beneficial interest increased by $198,785. These reclassifications had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION

                                            CHANGES IN SHARES OUTSTANDING(a)
-------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------------
                                                                          2004                            2003
                                                              -----------------------------    --------------------------
                                                                SHARES            AMOUNT         SHARES         AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                    13,734,851       $149,824,539    19,313,572    $174,114,472
-------------------------------------------------------------------------------------------------------------------------
  Series II                                                   11,573,153        125,795,937    12,433,808     110,104,487
=========================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                            --                 --         8,805          89,726
=========================================================================================================================
Issued in connection with acquisitions:(b)
  Series I                                                     2,495,812         27,079,556            --              --
=========================================================================================================================
Reacquired:
  Series I                                                    (3,284,585)       (35,341,735)   (2,570,676)    (22,014,365)
=========================================================================================================================
  Series II                                                   (5,416,314)       (58,723,755)   (1,653,745)    (14,992,641)
=========================================================================================================================
                                                              19,102,917       $208,634,542    27,531,764    $247,301,679
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a) There are three entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 62% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and or AIM affiliates may make payments to these entities, which are considered to be related, for providing services to the Fund, AIM and or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping, account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.
(b) As of the opening of business on May 3, 2004, the Fund acquired all of the net assets of LSA Basic Value Fund, pursuant to a plan of reorganization approved by the Trustees of the Fund on December 10, 2003 and by LSA Basic Value Fund shareholders on March 26, 2004. The acquisition was accomplished by a tax-free exchange of 2,495,812 shares of the Fund for 2,644,386 shares of LSA Basic Value Fund outstanding as of the close of business on April 30, 2004. LSA Basic Value Fund's net assets at that date of $27,079,556, including $3,492,199 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $657,224,099.

                           AIM V.I. BASIC VALUE FUND

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                      SERIES I
                                                              --------------------------------------------------------
                                                                                                    SEPTEMBER 10, 2001
                                                                                                     (DATE OPERATIONS
                                                                    YEAR ENDED DECEMBER 31,           COMMENCED) TO
                                                              -----------------------------------      DECEMBER 31,
                                                                2004           2003        2002            2001
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  10.66       $   7.98    $  10.25        $ 10.00
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.02           0.00        0.02(a)         0.01
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   1.16           2.68       (2.29)          0.25
======================================================================================================================
    Total from investment operations                              1.18           2.68       (2.27)          0.26
======================================================================================================================
Less dividends from net investment income                           --          (0.00)      (0.00)         (0.01)
======================================================================================================================
Net asset value, end of period                                $  11.84       $  10.66    $   7.98        $ 10.25
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(b)                                                  11.07%         33.63%     (22.15)%         2.63%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $496,837       $309,384    $ 97,916        $19,638
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets                           1.02%(c)       1.04%       1.16%          1.27%(d)(e)
======================================================================================================================
Ratio of net investment income to average net assets              0.17%(c)       0.01%       0.18%          0.28%(e)
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate(f)                                          14%            18%         22%             4%
______________________________________________________________________________________________________________________
======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for the financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $409,527,963.
(d) After fee waivers and/or expense reimbursements. The ratio of expenses to average net assets before fee waivers and/or expense reimbursements was 2.61% for the period September 10, 2001 (date operations commenced) to December 31, 2001.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                                     SERIES II
                                                              --------------------------------------------------------
                                                                                                    SEPTEMBER 10, 2001
                                                                                                     (DATE OPERATIONS
                                                                    YEAR ENDED DECEMBER 31,           COMMENCED) TO
                                                              -----------------------------------      DECEMBER 31,
                                                                2004           2003        2002            2001
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  10.61       $   7.96    $  10.25        $  10.00
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.01)         (0.02)      (0.01)(a)          0.00
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   1.16           2.67       (2.28)           0.26
======================================================================================================================
    Total from investment operations                              1.15           2.65       (2.29)           0.26
======================================================================================================================
Less distributions:
  Dividends from net investment income                              --          (0.00)      (0.00)          (0.01)
======================================================================================================================
Net asset value, end of period                                $  11.76       $  10.61    $   7.96        $  10.25
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(b)                                                  10.84%         33.29%     (22.34)%          2.58%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $353,605       $253,877    $104,597        $    513
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets                           1.27%(c)       1.29%       1.41%           1.44%(d)(e)
======================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.08)%(c)     (0.24)%     (0.07)%          0.12%(e)
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate(f)                                          14%            18%         22%              4%
______________________________________________________________________________________________________________________
======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for the financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $297,093,467.
(d) After fee waivers and/or expense reimbursements. The ratio of expenses to average net assets before fee waivers and/or expense reimbursements was 2.88% for the period September 10, 2001 (date operations commenced) to December 31, 2001.
(e)  Annualized.
(f)  Not annualized for periods less than one year.
                           AIM V.I. BASIC VALUE FUND

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

    On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

    Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

    Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.

    The SEC has also settled market timing enforcement actions against Raymond
R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

    The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.


    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

    The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

    As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the

                           AIM V.I. BASIC VALUE FUND
future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

Ongoing Regulatory Inquiries Concerning IFG and AIM

    IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

    AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.


Private Civil Actions Alleging Market Timing

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

    All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.


Private Civil Actions Alleging Improper Use of Fair Value Pricing

    Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the

                           AIM V.I. BASIC VALUE FUND

United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.


Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

    Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.


Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.


Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

    A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
*                                       *                                      *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

                           AIM V.I. BASIC VALUE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds
Houston, Texas



We have audited the accompanying statement of assets and liabilities of AIM V.I. Blue Chip Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, including the schedule of investments as of December 31, 2004, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers. When brokers did not reply to our confirmation request, we performed alternative audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Blue Chip Fund as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended in conformity with accounting principles generally accepted in the United States of America.

                                                /s/ TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 4, 2005

                            AIM V.I. BLUE CHIP FUND

SCHEDULE OF INVESTMENTS

December 31, 2004


                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-96.72%

AEROSPACE & DEFENSE-2.10%

Honeywell International Inc.                       28,000   $    991,480
------------------------------------------------------------------------
United Technologies Corp.                          17,400      1,798,290
========================================================================
                                                               2,789,770
========================================================================

AIR FREIGHT & LOGISTICS-1.28%

United Parcel Service, Inc.-Class B                19,900      1,700,654
========================================================================

ALUMINUM-0.51%

Alcoa Inc.                                         21,500        675,530
========================================================================

APPLICATION SOFTWARE-0.54%

Amdocs Ltd. (United Kingdom)(a)                    27,400        719,250
========================================================================

BIOTECHNOLOGY-2.27%

Amgen Inc.(a)                                      28,100      1,802,615
------------------------------------------------------------------------
Genentech, Inc.(a)                                 22,400      1,219,456
========================================================================
                                                               3,022,071
========================================================================

BUILDING PRODUCTS-0.88%

Masco Corp.                                        32,200      1,176,266
========================================================================

COMMUNICATIONS EQUIPMENT-3.43%

Cisco Systems, Inc.(a)                            148,100      2,858,330
------------------------------------------------------------------------
Motorola, Inc.                                     43,300        744,760
------------------------------------------------------------------------
QUALCOMM Inc.                                      22,800        966,720
========================================================================
                                                               4,569,810
========================================================================

COMPUTER & ELECTRONICS RETAIL-0.80%

Best Buy Co., Inc.                                 18,000      1,069,560
========================================================================

COMPUTER HARDWARE-3.61%

Dell Inc.(a)                                       65,500      2,760,170
------------------------------------------------------------------------
International Business Machines Corp.              20,800      2,050,464
========================================================================
                                                               4,810,634
========================================================================

COMPUTER STORAGE & PERIPHERALS-0.99%

EMC Corp.(a)                                       89,000      1,323,430
========================================================================

CONSUMER FINANCE-2.90%

American Express Co.                               32,000      1,803,840
------------------------------------------------------------------------
MBNA Corp.                                         24,700        696,293
------------------------------------------------------------------------
SLM Corp.                                          25,600      1,366,784
========================================================================
                                                               3,866,917
========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-0.98%

Automatic Data Processing, Inc.                    29,400      1,303,890
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------


DEPARTMENT STORES-0.61%

J.C. Penney Co., Inc.                              19,600   $    811,440
========================================================================

DIVERSIFIED BANKS-2.98%

Bank of America Corp.                              40,000      1,879,600
------------------------------------------------------------------------
U.S. Bancorp                                       24,400        764,208
------------------------------------------------------------------------
Wells Fargo & Co.                                  21,200      1,317,580
========================================================================
                                                               3,961,388
========================================================================

DIVERSIFIED CHEMICALS-0.99%

Dow Chemical Co. (The)                             26,600      1,316,966
========================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.38%

Apollo Group, Inc.-Class A(a)                       8,600        694,106
------------------------------------------------------------------------
Cendant Corp.                                      49,100      1,147,958
========================================================================
                                                               1,842,064
========================================================================

ELECTRIC UTILITIES-1.04%

FPL Group, Inc.                                    13,500      1,009,125
------------------------------------------------------------------------
Southern Co. (The)                                 11,200        375,424
========================================================================
                                                               1,384,549
========================================================================

ENVIRONMENTAL SERVICES-0.78%

Waste Management, Inc.                             34,800      1,041,912
========================================================================

FOOTWEAR-1.21%

NIKE, Inc.-Class B                                 17,700      1,605,213
========================================================================

GENERAL MERCHANDISE STORES-0.80%

Target Corp.                                       20,400      1,059,372
========================================================================

HEALTH CARE EQUIPMENT-2.54%

Medtronic, Inc.                                    31,700      1,574,539
------------------------------------------------------------------------
Waters Corp.(a)                                    18,000        842,220
------------------------------------------------------------------------
Zimmer Holdings, Inc.(a)                           12,000        961,440
========================================================================
                                                               3,378,199
========================================================================

HOME IMPROVEMENT RETAIL-1.96%

Home Depot, Inc. (The)                             61,000      2,607,140
========================================================================

HOTELS RESORTS & CRUISE LINES-1.64%

Carnival Corp. (Panama)                            20,400      1,175,652
------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.          17,300      1,010,320
========================================================================
                                                               2,185,972
========================================================================

HOUSEHOLD PRODUCTS-2.89%

Colgate-Palmolive Co.                              20,600      1,053,896
------------------------------------------------------------------------
Procter & Gamble Co. (The)                         50,700      2,792,556
========================================================================
                                                               3,846,452
========================================================================

                            AIM V.I. BLUE CHIP FUND


                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

HOUSEWARES & SPECIALTIES-0.56%

Fortune Brands, Inc.                                9,600   $    740,928
========================================================================

HYPERMARKETS & SUPER CENTERS-3.62%

Costco Wholesale Corp.                             33,600      1,626,576
------------------------------------------------------------------------
Wal-Mart Stores, Inc.                              60,500      3,195,610
========================================================================
                                                               4,822,186
========================================================================

INDUSTRIAL CONGLOMERATES-5.29%

General Electric Co.                              114,000      4,161,000
------------------------------------------------------------------------
Tyco International Ltd. (Bermuda)                  80,700      2,884,218
========================================================================
                                                               7,045,218
========================================================================

INDUSTRIAL GASES-0.65%

Air Products & Chemicals, Inc.                     15,000        869,550
========================================================================

INDUSTRIAL MACHINERY-2.01%

Danaher Corp.                                      27,300      1,567,293
------------------------------------------------------------------------
Eaton Corp.                                        15,400      1,114,344
========================================================================
                                                               2,681,637
========================================================================

INTEGRATED OIL & GAS-3.46%

Exxon Mobil Corp.                                  90,000      4,613,400
========================================================================

INTEGRATED TELECOMMUNICATIONS SERVICES-0.93%

SBC Communications Inc.                            48,000      1,236,960
========================================================================

INTERNET RETAIL-0.80%

eBay Inc.(a)                                        9,200      1,069,776
========================================================================

INTERNET SOFTWARE & SERVICES-0.39%

Yahoo! Inc.(a)                                     13,600        512,448
========================================================================

INVESTMENT BANKING & BROKERAGE-3.69%

Goldman Sachs Group, Inc. (The)                    18,600      1,935,144
------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                          27,000      1,613,790
------------------------------------------------------------------------
Morgan Stanley                                     24,600      1,365,792
========================================================================
                                                               4,914,726
========================================================================

IT CONSULTING & OTHER SERVICES-0.65%

Accenture Ltd.-Class A (Bermuda)(a)                32,100        866,700
========================================================================

MANAGED HEALTH CARE-1.74%

UnitedHealth Group Inc.                            26,300      2,315,189
========================================================================

MULTI-LINE INSURANCE-1.81%

American International Group, Inc.                 31,100      2,042,337
------------------------------------------------------------------------
Genworth Financial Inc.-Class A                    13,700        369,900
========================================================================
                                                               2,412,237
========================================================================

MULTI-UTILITIES & UNREGULATED POWER-0.61%

Dominion Resources, Inc.                           12,000        812,880
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------


OIL & GAS DRILLING-0.41%

ENSCO International Inc.                           17,000   $    539,580
========================================================================

OIL & GAS EQUIPMENT & SERVICES-1.43%

BJ Services Co.                                    12,200        567,788
------------------------------------------------------------------------
Schlumberger Ltd. (Netherlands)                    20,000      1,339,000
========================================================================
                                                               1,906,788
========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-4.98%

Citigroup Inc.                                     83,400      4,018,212
------------------------------------------------------------------------
JPMorgan Chase & Co.                               67,000      2,613,670
========================================================================
                                                               6,631,882
========================================================================

PERSONAL PRODUCTS-1.28%

Gillette Co. (The)                                 38,000      1,701,640
========================================================================

PHARMACEUTICALS-6.65%

Allergan, Inc.                                     11,400        924,198
------------------------------------------------------------------------
Forest Laboratories, Inc.(a)                       15,400        690,844
------------------------------------------------------------------------
Johnson & Johnson                                  55,900      3,545,178
------------------------------------------------------------------------
Lilly (Eli) & Co.                                  11,800        669,650
------------------------------------------------------------------------
Pfizer Inc.                                        76,000      2,043,640
------------------------------------------------------------------------
Wyeth                                              23,000        979,570
========================================================================
                                                               8,853,080
========================================================================

PROPERTY & CASUALTY INSURANCE-1.01%

Allstate Corp. (The)                               26,100      1,349,892
========================================================================

RAILROADS-0.80%

Canadian National Railway Co. (Canada)             17,300      1,059,625
========================================================================

RESTAURANTS-1.46%

McDonald's Corp.                                   60,700      1,946,042
========================================================================

SEMICONDUCTOR EQUIPMENT-0.97%

Applied Materials, Inc.(a)                         38,900        665,190
------------------------------------------------------------------------
KLA-Tencor Corp.(a)                                13,500        628,830
========================================================================
                                                               1,294,020
========================================================================

SEMICONDUCTORS-3.62%

Analog Devices, Inc.                               20,500        756,860
------------------------------------------------------------------------
Intel Corp.                                        78,100      1,826,759
------------------------------------------------------------------------
Linear Technology Corp.                            17,400        674,424
------------------------------------------------------------------------
Microchip Technology Inc.                          24,000        639,840
------------------------------------------------------------------------
Xilinx, Inc.                                       31,000        919,150
========================================================================
                                                               4,817,033
========================================================================

SOFT DRINKS-0.83%

PepsiCo. Inc.                                      21,200      1,106,640
========================================================================

SPECIALTY STORES-0.54%

Bed Bath & Beyond Inc.(a)                          18,000        716,940
========================================================================

                            AIM V.I. BLUE CHIP FUND


                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

SYSTEMS SOFTWARE-6.06%

Microsoft Corp.                                   147,700   $  3,945,067
------------------------------------------------------------------------
Oracle Corp.(a)                                   131,200      1,800,064
------------------------------------------------------------------------
Symantec Corp.(a)                                  36,600        942,816
------------------------------------------------------------------------
VERITAS Software Corp.(a)                          48,200      1,376,110
========================================================================
                                                               8,064,057
========================================================================

THRIFTS & MORTGAGE FINANCE-0.62%

Fannie Mae                                         11,600        826,036
========================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.74%

Vodafone Group PLC-ADR (United Kingdom)            35,800        980,204
========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $109,796,951)                          128,775,743
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------


                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------

U.S. TREASURY BILLS-0.37%

2.15%, 03/17/05 (Cost $497,756)(b)(c)          $  500,000(d) $    497,890
========================================================================

                                                 SHARES

MONEY MARKET FUNDS-4.28%

Liquid Assets Portfolio-Institutional
  Class(e)                                      2,849,475      2,849,475
------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(e)     2,849,475      2,849,475
========================================================================
    Total Money Market Funds (Cost
      $5,698,950)                                              5,698,950
========================================================================
TOTAL INVESTMENTS-101.37% (Cost $115,993,657)                134,972,583
========================================================================
OTHER ASSETS LESS LIABILITIES-(1.37%)                         (1,822,488)
========================================================================
NET ASSETS-100.00%                                          $133,150,095
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The market value of this security at December 31, 2004 represented 0.37% of the Fund's Total Investments. See Note 1A.
(c) Security is traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(d) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 1F and Note 8.
(e) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.
                            AIM V.I. BLUE CHIP FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS:

Investments, at market value (cost
  $110,294,707)                                  $129,273,633
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $5,698,950)                                 5,698,950
=============================================================
    Total investments (cost $115,993,657)         134,972,583
=============================================================
Receivables for:
  Investments sold                                    688,075
-------------------------------------------------------------
  Variation margin                                      2,609
-------------------------------------------------------------
  Fund shares sold                                     54,521
-------------------------------------------------------------
  Dividends                                           136,109
-------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                 25,306
=============================================================
    Total assets                                  135,879,203
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                             2,516,862
-------------------------------------------------------------
  Fund shares reacquired                               13,914
-------------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                              28,099
-------------------------------------------------------------
Accrued administrative services fees                  153,722
-------------------------------------------------------------
Accrued distribution fees -- Series II                    890
-------------------------------------------------------------
Accrued transfer agent fees                               341
-------------------------------------------------------------
Accrued operating expenses                             15,280
=============================================================
    Total liabilities                               2,729,108
=============================================================
Net assets applicable to shares outstanding      $133,150,095
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                    $139,728,789
-------------------------------------------------------------
Undistributed net investment income                   703,281
-------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and futures contracts     (26,294,051)
-------------------------------------------------------------
Unrealized appreciation of investment
  securities and futures contracts                 19,012,076
=============================================================
                                                 $133,150,095
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                         $131,686,967
_____________________________________________________________
=============================================================
Series II                                        $  1,463,128
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                           19,176,067
_____________________________________________________________
=============================================================
Series II                                             214,473
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $       6.87
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $       6.82
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $2,525)                                         $2,109,668
------------------------------------------------------------
Dividends from affiliated money market funds          43,413
------------------------------------------------------------
Interest                                               6,469
============================================================
    Total investment income                        2,159,550
============================================================

EXPENSES:

Advisory fees                                        970,308
------------------------------------------------------------
Administrative services fees                         359,043
------------------------------------------------------------
Custodian fees                                        25,659
------------------------------------------------------------
Distribution fees -- Series II                         3,469
------------------------------------------------------------
Transfer agent fees                                    7,392
------------------------------------------------------------
Trustees' fees and retirement benefits                14,461
------------------------------------------------------------
Other                                                 55,469
============================================================
    Total expenses                                 1,435,801
============================================================
Less: Fees waived, expenses reimbursed and
      expense offset arrangement                        (906)
============================================================
    Net expenses                                   1,434,895
============================================================
Net investment income                                724,655
============================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT
  SECURITIES AND FUTURES CONTRACTS:

Net realized gain from:
  Investment securities                              715,322
------------------------------------------------------------
  Futures contracts                                  102,131
============================================================
                                                     817,453
============================================================
Change in net unrealized appreciation of:
  Investment securities                            3,996,465
------------------------------------------------------------
  Futures contracts                                   19,092
============================================================
                                                   4,015,557
============================================================
Net gain from investment securities and futures
  contracts                                        4,833,010
============================================================
Net increase in net assets resulting from
  operations                                      $5,557,665
____________________________________________________________
============================================================

See accompanying notes which are an integral part of the financial statements.
                            AIM V.I. BLUE CHIP FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2004 and 2003

                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $    724,655    $    129,864
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    futures contracts                                              817,453      (3,545,045)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and futures contracts                             4,015,557      24,418,057
==========================================================================================
    Net increase in net assets resulting from operations         5,557,665      21,002,876
==========================================================================================
Distributions to shareholders from net investment
  income -- Series I                                              (134,718)             --
==========================================================================================
Share transactions-net:
  Series I                                                       3,778,955      36,219,348
------------------------------------------------------------------------------------------
  Series II                                                        104,980         858,157
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                                3,883,935      37,077,505
==========================================================================================
    Net increase in net assets                                   9,306,882      58,080,381
==========================================================================================

NET ASSETS:

  Beginning of year                                            123,843,213      65,762,832
==========================================================================================
  End of year (including undistributed net investment income
    of $703,281 and $113,344, respectively).                  $133,150,095    $123,843,213
__________________________________________________________________________________________
==========================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Blue Chip Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's primary investment objective is to achieve long-term growth of capital, with a secondary objective of current income. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

                            AIM V.I. BLUE CHIP FUND

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

                            AIM V.I. BLUE CHIP FUND

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $350 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $350 million. Effective January 1, 2005 through December 31, 2009, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of 0.695% of the first $250 million, plus 0.67% of the next $250 million, plus 0.645% of the next $500 million, plus 0.62% of the next $1.5 billion, plus 0.595% of the next $2.5 billion, plus 0.57% of the next $2.5 billion, plus 0.545% of the next $2.5 billion, plus 0.52% of the Fund's average daily net assets in excess of $10 billion. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.30% of average daily net assets, through April 30, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $792.

    For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $112 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. Pursuant to such agreement for the year ended December 31, 2004, AIM was paid $359,043, of which AIM retained $50,000 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AISI $7,392.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has contractually agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total annual fund operating expenses (excluding items (ii) through (vii) discussed above) of Series II shares to 1.45% of average daily net assets, through April 30, 2006. AIM Distributors did not reimburse fees during the period under this expense limitation. Pursuant to the Plan, for the year ended December 31, 2004, the Series II shares paid $3,469.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2004.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               12/31/03          AT COST          FROM SALES       (DEPRECIATION)      12/31/04        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $2,005,186       $18,143,697       $(17,299,408)         $   --         $2,849,475       $21,821       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
Portfolio-Institutional
  Class            2,005,186        18,143,697        (17,299,408)             --          2,849,475        21,592           --
==================================================================================================================================
  Total           $4,010,372       $36,287,394       $(34,598,816)         $   --         $5,698,950       $43,413       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

                            AIM V.I. BLUE CHIP FUND

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2004, the Fund engaged in purchases and sales of securities of $524,981 and $9,296, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2004, the Fund received credits in custodian fees of $2 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $2.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2004, the Fund paid legal fees of $2,920 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--FUTURES CONTRACTS

On December 31, 2004, $254,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts.

OPEN FUTURES CONTRACTS AT PERIOD END
--------------------------------------------------------------------------------------------------------------------
                                                               NO. OF        MONTH/         MARKET       UNREALIZED
CONTRACT                                                      CONTRACTS    COMMITMENT       VALUE       APPRECIATION
--------------------------------------------------------------------------------------------------------------------
S&P 500 Futures                                                   5        Mar-05/Long    $1,517,125      $33,150
____________________________________________________________________________________________________________________
====================================================================================================================

                            AIM V.I. BLUE CHIP FUND

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2004 and 2003 was as follows:

                                                                2004       2003
--------------------------------------------------------------------------------
Distributions paid from ordinary income                       $134,718    $   --
________________________________________________________________________________
================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                                    2004
----------------------------------------------------------------------------
Undistributed ordinary income                                   $    728,567
----------------------------------------------------------------------------
Unrealized appreciation -- investments                            13,450,141
----------------------------------------------------------------------------
Temporary book/tax differences                                       (25,286)
----------------------------------------------------------------------------
Capital loss carryforward                                        (20,732,116)
----------------------------------------------------------------------------
Shares of beneficial interest                                    139,728,789
============================================================================
Total net assets                                                $133,150,095
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to losses on wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund utilized $412,473 capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2004 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2008                                                $    14,647
-----------------------------------------------------------------------------
December 31, 2009                                                  5,392,628
-----------------------------------------------------------------------------
December 31, 2010                                                 11,780,141
-----------------------------------------------------------------------------
December 31, 2011                                                  3,544,700
=============================================================================
Total capital loss carryforward                                  $20,732,116
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $52,613,155 and $47,924,137, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $17,238,353
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (3,788,212)
===============================================================================
Net unrealized appreciation of investment securities               $13,450,141
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $121,522,442.

                            AIM V.I. BLUE CHIP FUND

NOTE 11--SHARE INFORMATION


                                           CHANGES IN SHARES OUTSTANDING(a)
----------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                                         2004                          2003
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     5,292,562    $ 34,996,471     9,203,880    $ 53,263,047
----------------------------------------------------------------------------------------------------------------------
  Series II                                                       45,425         299,097       320,667       1,892,028
======================================================================================================================
Issued as reinvestment of dividends -- Series I                   19,754         134,718            --              --
======================================================================================================================
Reacquired:
  Series I                                                    (4,776,958)    (31,352,234)   (3,034,247)    (17,043,699)
----------------------------------------------------------------------------------------------------------------------
  Series II                                                      (29,772)       (194,117)     (173,989)     (1,033,871)
======================================================================================================================
                                                                 551,011    $  3,883,935     6,316,311    $ 37,077,505
______________________________________________________________________________________________________________________
======================================================================================================================

(a) There are four entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 93% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                         SERIES I
                                                              --------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------------
                                                                2004             2003         2002         2001       2000
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   6.57         $   5.25      $  7.11      $  9.18    $ 10.00
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    0.04(a)          0.01(b)    (0.00)(b)     (0.01)      0.02(b)
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.27             1.31        (1.86)       (2.06)     (0.84)
============================================================================================================================
    Total from investment operations                              0.31             1.32        (1.86)       (2.07)     (0.82)
============================================================================================================================
Less dividends from net investment income                        (0.01)              --           --           --         --
============================================================================================================================
Net asset value, end of period                                $   6.87         $   6.57      $  5.25      $  7.11    $  9.18
____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(c)                                                   4.67%           25.14%      (26.16)%     (22.54)%    (8.18)%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $131,687         $122,543      $65,490      $60,129    $29,787
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average net assets                           1.11%(d)         1.13%        1.18%        1.26%      1.31%(e)
============================================================================================================================
Ratio of net investment income (loss) to average net assets       0.56%(a)(d)      0.14%       (0.03)%      (0.17)%     0.07%
____________________________________________________________________________________________________________________________
============================================================================================================================
Portfolio turnover rate                                             38%              24%          38%          19%        15%
____________________________________________________________________________________________________________________________
============================================================================================================================

(a)Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income per share and the ratio of net investment income to average net assets excluding the special dividend are $0.02 and 0.22%, respectively.
(b)Calculated using average shares outstanding.
(c)Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(d)Ratios are based on average daily net assets of $127,986,711.
(e)After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.13% for the year ended December 31, 2000.

                            AIM V.I. BLUE CHIP FUND

                                                                              SERIES II
                                                              ------------------------------------------
                                                                   YEAR ENDED           MARCH 13, 2002
                                                                  DECEMBER 31,            (DATE SALES
                                                              ---------------------      COMMENCED) TO
                                                               2004           2003     DECEMBER 31, 2002
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 6.54         $ 5.24         $  7.00
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  0.02(a)       (0.01)(b)        (0.01)(b)
--------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 0.26           1.31           (1.75)
========================================================================================================
    Total from investment operations                            0.28           1.30           (1.76)
========================================================================================================
Net asset value, end of period                                $ 6.82         $ 6.54         $  5.24
________________________________________________________________________________________________________
========================================================================================================
Total return(c)                                                 4.28%         24.81%         (25.14)%
________________________________________________________________________________________________________
========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $1,463         $1,301         $   273
________________________________________________________________________________________________________
========================================================================================================
Ratio of expenses to average net assets                         1.36%(d)       1.38%           1.43%(e)
========================================================================================================
Ratio of net investment income (loss) to average net assets     0.31%(a)(d)   (0.11)%         (0.28)%(e)
________________________________________________________________________________________________________
========================================================================================================
Portfolio turnover rate(f)                                        38%            24%             38%
________________________________________________________________________________________________________
========================================================================================================

(a)Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $0.00 and (0.03)%, respectively.
(b)Calculated using average shares outstanding.
(c)Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(d)Ratios are based on average daily net assets of $1,387,655.
(e)Annualized.
(f)Not annualized for periods less than one year.

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

    On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

    Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

    Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include

                            AIM V.I. BLUE CHIP FUND
monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.

    The SEC has also settled market timing enforcement actions against Raymond
R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

    The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement payments may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.


    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

    The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

    As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

Ongoing Regulatory Inquiries Concerning IFG and AIM

    IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

    AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.


Private Civil Actions Alleging Market Timing

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of

                            AIM V.I. BLUE CHIP FUND
various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

    All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.


Private Civil Actions Alleging Improper Use of Fair Value Pricing

    Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.


Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

    Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.


Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.


Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

    A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
*                                       *                                      *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

                            AIM V.I. BLUE CHIP FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds
Houston, Texas



We have audited the accompanying statement of assets and liabilities of AIM V.I. Capital Appreciation Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, including the schedule of investments as of December 31, 2004, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Capital Appreciation Fund as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended in conformity with accounting principles generally accepted in the United States of America.

                                                /s/ TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 4, 2005

                       AIM V.I. CAPITAL APPRECIATION FUND

SCHEDULE OF INVESTMENTS

December 31, 2004

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-97.95%

ADVERTISING-1.01%

Lamar Advertising Co.-Class A(a)(b)               241,400   $   10,327,092
==========================================================================

AEROSPACE & DEFENSE-0.65%

Honeywell International Inc.                      187,500        6,639,375
==========================================================================

AIR FREIGHT & LOGISTICS-1.13%

Expeditors International of Washington, Inc.       73,900        4,129,532
--------------------------------------------------------------------------
FedEx Corp.                                        75,100        7,396,599
==========================================================================
                                                                11,526,131
==========================================================================

AIRLINES-0.38%

Air China Ltd.-Class H (China)(a)                 666,000          257,050
--------------------------------------------------------------------------
Southwest Airlines Co.                            225,000        3,663,000
==========================================================================
                                                                 3,920,050
==========================================================================

APPAREL RETAIL-0.37%

TJX Cos., Inc. (The)                              150,000        3,769,500
==========================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-0.83%

Coach, Inc.(a)                                    150,000        8,460,000
==========================================================================

APPLICATION SOFTWARE-1.40%

Autodesk, Inc.                                    269,400       10,223,730
--------------------------------------------------------------------------
Mercury Interactive Corp.(a)                       90,000        4,099,500
==========================================================================
                                                                14,323,230
==========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.27%

Investors Financial Services Corp.(b)              56,200        2,808,876
==========================================================================

BIOTECHNOLOGY-2.05%

Amgen Inc.(a)                                     110,000        7,056,500
--------------------------------------------------------------------------
Biogen Idec Inc.(a)                                88,700        5,908,307
--------------------------------------------------------------------------
Gilead Sciences, Inc.(a)                          229,100        8,016,209
==========================================================================
                                                                20,981,016
==========================================================================

BROADCASTING & CABLE TV-1.14%

Clear Channel Communications, Inc.                152,500        5,107,225
--------------------------------------------------------------------------
Univision Communications Inc.-Class A(a)          224,960        6,584,579
==========================================================================
                                                                11,691,804
==========================================================================

CASINOS & GAMING-0.08%

Las Vegas Sands Corp.(a)(b)                        17,800          854,400
==========================================================================

COMMUNICATIONS EQUIPMENT-5.65%

Avaya Inc.(a)                                     225,000        3,870,000
--------------------------------------------------------------------------
Cisco Systems, Inc.(a)                          1,124,900       21,710,570
--------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT-(CONTINUED)

Comverse Technology, Inc.(a)                      377,000   $    9,217,650
--------------------------------------------------------------------------
Juniper Networks, Inc.(a)                         300,000        8,157,000
--------------------------------------------------------------------------
Lucent Technologies Inc.-Wts., expiring
  12/10/07(a)(c)                                    8,165           12,901
--------------------------------------------------------------------------
Motorola, Inc.                                    221,100        3,802,920
--------------------------------------------------------------------------
Nokia Oyj-ADR (Finland)                           375,000        5,876,250
--------------------------------------------------------------------------
QUALCOMM Inc.                                     122,400        5,189,760
==========================================================================
                                                                57,837,051
==========================================================================

COMPUTER & ELECTRONICS RETAIL-0.52%

Best Buy Co., Inc.                                 90,300        5,365,626
==========================================================================

COMPUTER HARDWARE-3.53%

Apple Computer, Inc.(a)                           118,400        7,624,960
--------------------------------------------------------------------------
Dell Inc.(a)                                      562,500       23,703,750
--------------------------------------------------------------------------
Sun Microsystems, Inc.(a)                         899,900        4,841,462
==========================================================================
                                                                36,170,172
==========================================================================

COMPUTER STORAGE & PERIPHERALS-0.44%

EMC Corp.(a)                                      300,000        4,461,000
==========================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-2.15%

Caterpillar Inc.                                  110,800       10,804,108
--------------------------------------------------------------------------
Deere & Co.                                       150,000       11,160,000
==========================================================================
                                                                21,964,108
==========================================================================

CONSUMER FINANCE-3.43%

Advance America Cash Advance Centers Inc.(a)       33,600          769,440
--------------------------------------------------------------------------
American Express Co.                              187,500       10,569,375
--------------------------------------------------------------------------
Capital One Financial Corp.                        73,900        6,223,119
--------------------------------------------------------------------------
MBNA Corp.                                        337,500        9,514,125
--------------------------------------------------------------------------
SLM Corp.                                         150,000        8,008,500
==========================================================================
                                                                35,084,559
==========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-2.84%

Affiliated Computer Services, Inc.-Class A(a)      51,700        3,111,823
--------------------------------------------------------------------------
Automatic Data Processing, Inc.                   150,000        6,652,500
--------------------------------------------------------------------------
Fiserv, Inc.(a)                                   337,512       13,564,607
--------------------------------------------------------------------------
Paychex, Inc.                                     167,400        5,704,992
==========================================================================
                                                                29,033,922
==========================================================================

DEPARTMENT STORES-0.37%

Sears, Roebuck & Co.(b)                            73,900        3,771,117
==========================================================================

                       AIM V.I. CAPITAL APPRECIATION FUND

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

DIVERSIFIED BANKS-0.69%

Bank of America Corp.                             150,000   $    7,048,500
==========================================================================

DIVERSIFIED CHEMICALS-1.50%

Dow Chemical Co. (The)                             96,100        4,757,911
--------------------------------------------------------------------------
E. I. du Pont de Nemours & Co.                    110,800        5,434,740
--------------------------------------------------------------------------
Eastman Chemical Co.                               88,700        5,120,651
==========================================================================
                                                                15,313,302
==========================================================================

DIVERSIFIED COMMERCIAL SERVICES-0.47%

Cintas Corp.                                      110,800        4,859,688
==========================================================================

DIVERSIFIED METALS & MINING-0.65%

Foundation Coal Holdings, Inc.(a)                  35,500          818,630
--------------------------------------------------------------------------
Phelps Dodge Corp.                                 59,100        5,846,172
==========================================================================
                                                                 6,664,802
==========================================================================

DRUG RETAIL-0.56%

Walgreen Co.                                      150,000        5,755,500
==========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-1.25%

Emerson Electric Co.                               76,600        5,369,660
--------------------------------------------------------------------------
Rockwell Automation, Inc.                         150,000        7,432,500
==========================================================================
                                                                12,802,160
==========================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-0.55%

Agilent Technologies, Inc.(a)                     232,500        5,603,250
==========================================================================

EMPLOYMENT SERVICES-1.72%

Robert Half International Inc.                    599,900       17,655,057
==========================================================================

FERTILIZERS & AGRICULTURAL CHEMICALS-0.56%

Monsanto Co.                                      103,400        5,743,870
==========================================================================

FOOD RETAIL-0.48%

Whole Foods Market, Inc.(b)                        51,700        4,929,595
==========================================================================

FOOTWEAR-0.47%

NIKE, Inc.-Class B                                 52,500        4,761,225
==========================================================================

GOLD-1.12%

Newmont Mining Corp.                              156,300        6,941,283
--------------------------------------------------------------------------
Placer Dome Inc. (Canada)                         241,500        4,554,690
==========================================================================
                                                                11,495,973
==========================================================================

HEALTH CARE EQUIPMENT-6.29%

Bard (C.R.), Inc.                                  96,400        6,167,672
--------------------------------------------------------------------------
Becton, Dickinson & Co.                           155,100        8,809,680
--------------------------------------------------------------------------
Biomet, Inc.                                      475,525       20,633,030
--------------------------------------------------------------------------
Fisher Scientific International Inc.(a)           119,200        7,435,696
--------------------------------------------------------------------------
Medtronic, Inc.                                   120,500        5,985,235
--------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
HEALTH CARE EQUIPMENT-(CONTINUED)

St. Jude Medical, Inc.(a)                         104,200   $    4,369,106
--------------------------------------------------------------------------
Varian Medical Systems, Inc.(a)                   123,300        5,331,492
--------------------------------------------------------------------------
Zimmer Holdings, Inc.(a)                           71,300        5,712,556
==========================================================================
                                                                64,444,467
==========================================================================

HEALTH CARE SERVICES-1.40%

Caremark Rx, Inc.(a)                              364,170       14,359,223
==========================================================================

HEALTH CARE SUPPLIES-0.80%

Alcon, Inc. (Switzerland)                         101,600        8,188,960
==========================================================================

HOME ENTERTAINMENT SOFTWARE-0.26%

Electronic Arts Inc.(a)                            43,800        2,701,584
==========================================================================

HOTELS, RESORTS & CRUISE LINES-1.65%

Carnival Corp. (Panama)                           110,800        6,385,404
--------------------------------------------------------------------------
Royal Caribbean Cruises Ltd. (Liberia)             73,900        4,023,116
--------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.         110,800        6,470,720
==========================================================================
                                                                16,879,240
==========================================================================

HOUSEHOLD PRODUCTS-0.74%

Procter & Gamble Co. (The)                        137,800        7,590,024
==========================================================================

HYPERMARKETS & SUPER CENTERS-0.84%

Wal-Mart Stores, Inc.                             162,000        8,556,840
==========================================================================

INDUSTRIAL CONGLOMERATES-1.46%

General Electric Co.                              225,000        8,212,500
--------------------------------------------------------------------------
Tyco International Ltd. (Bermuda)                 187,500        6,701,250
==========================================================================
                                                                14,913,750
==========================================================================

INDUSTRIAL GASES-0.88%

Air Products & Chemicals, Inc.                     88,700        5,141,939
--------------------------------------------------------------------------
Praxair, Inc.                                      88,700        3,916,105
==========================================================================
                                                                 9,058,044
==========================================================================

INDUSTRIAL MACHINERY-3.80%

Danaher Corp.                                     150,000        8,611,500
--------------------------------------------------------------------------
Eaton Corp.                                        73,900        5,347,404
--------------------------------------------------------------------------
Illinois Tool Works Inc.                           53,700        4,976,916
--------------------------------------------------------------------------
Ingersoll-Rand Co.-Class A (Bermuda)              165,000       13,249,500
--------------------------------------------------------------------------
Parker Hannifin Corp.                              88,700        6,718,138
==========================================================================
                                                                38,903,458
==========================================================================

INTEGRATED OIL & GAS-2.02%

ChevronTexaco Corp.                                44,300        2,326,193
--------------------------------------------------------------------------
ConocoPhillips                                     37,500        3,256,125
--------------------------------------------------------------------------
Exxon Mobil Corp.                                 225,000       11,533,500
--------------------------------------------------------------------------
Occidental Petroleum Corp.                         60,800        3,548,288
==========================================================================
                                                                20,664,106
==========================================================================


                       AIM V.I. CAPITAL APPRECIATION FUND

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

INTERNET RETAIL-1.36%

eBay Inc.(a)                                      120,000   $   13,953,600
==========================================================================

INTERNET SOFTWARE & SERVICES-2.49%

Google Inc.-Class A(a)(b)                          37,000        7,144,700
--------------------------------------------------------------------------
Yahoo! Inc.(a)                                    487,500       18,369,000
==========================================================================
                                                                25,513,700
==========================================================================

INVESTMENT BANKING & BROKERAGE-0.37%

Goldman Sachs Group, Inc. (The)                    36,900        3,839,076
==========================================================================

LIFE & HEALTH INSURANCE-0.42%

AFLAC Inc.                                        108,800        4,334,592
==========================================================================

MANAGED HEALTH CARE-1.61%

Aetna Inc.                                         52,000        6,487,000
--------------------------------------------------------------------------
PacifiCare Health Systems, Inc.(a)                 70,600        3,990,312
--------------------------------------------------------------------------
UnitedHealth Group Inc.                            68,300        6,012,449
==========================================================================
                                                                16,489,761
==========================================================================

MOTORCYCLE MANUFACTURERS-0.31%

Harley-Davidson, Inc.                              52,500        3,189,375
==========================================================================

MOVIES & ENTERTAINMENT-0.67%

DreamWorks Animation SKG, Inc.-Class A(a)          16,900          633,919
--------------------------------------------------------------------------
Viacom Inc.-Class B                               170,777        6,214,575
==========================================================================
                                                                 6,848,494
==========================================================================

MULTI-LINE INSURANCE-0.94%

American International Group, Inc.                 73,900        4,853,013
--------------------------------------------------------------------------
Genworth Financial Inc.-Class A                   177,000        4,779,000
==========================================================================
                                                                 9,632,013
==========================================================================

OIL & GAS DRILLING-1.18%

ENSCO International Inc.                          182,800        5,802,072
--------------------------------------------------------------------------
GlobalSantaFe Corp. (Cayman Islands)               73,700        2,440,207
--------------------------------------------------------------------------
Patterson-UTI Energy, Inc.                        195,000        3,792,750
==========================================================================
                                                                12,035,029
==========================================================================

OIL & GAS EQUIPMENT & SERVICES-2.01%

Baker Hughes Inc.                                 126,000        5,376,420
--------------------------------------------------------------------------
BJ Services Co.                                   130,400        6,068,816
--------------------------------------------------------------------------
Halliburton Co.                                   112,500        4,414,500
--------------------------------------------------------------------------
Weatherford International Ltd. (Bermuda)(a)        92,400        4,740,120
==========================================================================
                                                                20,599,856
==========================================================================

OIL & GAS EXPLORATION & PRODUCTION-2.00%

Apache Corp.                                       73,900        3,737,123
--------------------------------------------------------------------------
Barrett (Bill) Corp.(a)                            22,900          732,571
--------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
OIL & GAS EXPLORATION & PRODUCTION-(CONTINUED)

Burlington Resources Inc.                          84,800   $    3,688,800
--------------------------------------------------------------------------
Devon Energy Corp.                                210,000        8,173,200
--------------------------------------------------------------------------
XTO Energy, Inc.                                  118,200        4,181,916
==========================================================================
                                                                20,513,610
==========================================================================

OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-0.44%

Valero Energy Corp.                                99,000        4,494,600
==========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-1.85%

Citigroup Inc.                                    210,000       10,117,800
--------------------------------------------------------------------------
JPMorgan Chase & Co.                              225,000        8,777,250
==========================================================================
                                                                18,895,050
==========================================================================

PACKAGED FOODS & MEATS-0.90%

Hershey Foods Corp.                                75,000        4,165,500
--------------------------------------------------------------------------
Kellogg Co.                                       113,200        5,055,512
==========================================================================
                                                                 9,221,012
==========================================================================

PERSONAL PRODUCTS-0.68%

Gillette Co. (The)                                156,300        6,999,114
==========================================================================

PHARMACEUTICALS-4.19%

Johnson & Johnson                                 254,400       16,134,048
--------------------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class A(b)           200,000        7,022,000
--------------------------------------------------------------------------
Pfizer Inc.                                       379,500       10,204,755
--------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                        319,500        9,540,270
==========================================================================
                                                                42,901,073
==========================================================================

REGIONAL BANKS-0.46%

Commerce Bancorp, Inc.(b)                          73,600        4,739,840
==========================================================================

RESTAURANTS-0.47%

McDonald's Corp.                                  150,000        4,809,000
==========================================================================

SEMICONDUCTOR EQUIPMENT-0.73%

Applied Materials, Inc.(a)                        237,500        4,061,250
--------------------------------------------------------------------------
KLA-Tencor Corp.(a)                                73,900        3,442,262
==========================================================================
                                                                 7,503,512
==========================================================================

SEMICONDUCTORS-4.57%

Analog Devices, Inc.                              262,500        9,691,500
--------------------------------------------------------------------------
Freescale Semiconductor Inc.-Class A(a)           236,000        4,205,520
--------------------------------------------------------------------------
Freescale Semiconductor Inc.-Class B(a)            24,048          441,521
--------------------------------------------------------------------------
Linear Technology Corp.                           240,000        9,302,400
--------------------------------------------------------------------------
Marvell Technology Group Ltd. (Bermuda)(a)        110,800        3,930,076
--------------------------------------------------------------------------
Maxim Integrated Products, Inc.                   119,200        5,052,888
--------------------------------------------------------------------------
Microchip Technology Inc.                         533,425       14,221,111
==========================================================================
                                                                46,845,016
==========================================================================

                       AIM V.I. CAPITAL APPRECIATION FUND

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
ex

SPECIALTY CHEMICALS-0.79%

Ecolab Inc.                                       118,200   $    4,152,366
--------------------------------------------------------------------------
Rohm & Haas Co.                                    88,700        3,923,201
==========================================================================
                                                                 8,075,567
==========================================================================

SPECIALTY STORES-2.73%

Bed Bath & Beyond Inc.(a)                         259,200       10,323,936
--------------------------------------------------------------------------
Staples, Inc.                                     460,700       15,530,197
--------------------------------------------------------------------------
Williams-Sonoma, Inc.(a)                           59,000        2,067,360
==========================================================================
                                                                27,921,493
==========================================================================

STEEL-1.05%

Nucor Corp.                                        88,700        4,642,558
--------------------------------------------------------------------------
United States Steel Corp.(b)                      118,800        6,088,500
==========================================================================
                                                                10,731,058
==========================================================================

SYSTEMS SOFTWARE-5.19%

Adobe Systems Inc.                                 88,700        5,565,038
--------------------------------------------------------------------------
McAfee Inc.(a)                                    150,000        4,339,500
--------------------------------------------------------------------------
Microsoft Corp.                                   899,900       24,036,329
--------------------------------------------------------------------------
Oracle Corp.(a)                                   665,800        9,134,776
--------------------------------------------------------------------------
Symantec Corp.(a)                                 180,000        4,636,800
--------------------------------------------------------------------------
VERITAS Software Corp.(a)                         189,600        5,413,080
==========================================================================
                                                                53,125,523
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

TECHNOLOGY DISTRIBUTORS-1.04%

CDW Corp.                                         160,600   $   10,655,810
==========================================================================

TRADING COMPANIES & DISTRIBUTORS-0.26%

UAP Holding Corp.(a)                              153,200        2,645,764
==========================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.84%

Nextel Communications, Inc.-Class A(a)            286,800        8,604,000
==========================================================================
 Total Common Stocks & Other Equity Interests
 (Cost $748,658,752)                                         1,002,998,185
==========================================================================

MONEY MARKET FUNDS-2.19%

Liquid Assets Portfolio-Institutional
 Class(d)                                      11,214,768       11,214,768
--------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(d)    11,214,768       11,214,768
==========================================================================
 Total Money Market Funds (Cost $22,429,536)                    22,429,536
==========================================================================
TOTAL INVESTMENTS-100.14% (excluding
 investments purchased with cash collateral
 from securities loaned) (Cost $771,088,288)                 1,025,427,721
==========================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
 FROM SECURITIES LOANED

MONEY MARKET FUNDS-2.98%

STIC Prime Portfolio-Institutional
 Class(d)(e)                                   30,500,985       30,500,985
==========================================================================
 Total Money Market Funds (purchased with
 cash collateral from securities loaned)
 (Cost $30,500,985)                                             30,500,985
==========================================================================
TOTAL INVESTMENTS-103.12% (Cost $801,589,273)                1,055,928,706
==========================================================================
OTHER ASSETS LESS LIABILITIES-(3.12%)                          (31,957,206)
==========================================================================
NET ASSETS-100.00%                                          $1,023,971,500
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
Wts.  - Warrants

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) All or a portion of this security has been pledged as collateral for securities lending transactions at December 31, 2004.
(c) Acquired as a result of a litigation settlement.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(e) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying notes which are an integral part of the financial statements.

                       AIM V.I. CAPITAL APPRECIATION FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS:

Investments, at market value
  (cost $748,658,752)*                         $1,002,998,185
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $52,930,521)                               52,930,521
=============================================================
  Total investments (cost $801,589,273)         1,055,928,706
=============================================================
Foreign currencies, at market value
  (cost $995)                                           1,063
-------------------------------------------------------------
Receivables for:
  Fund shares sold                                    299,142
-------------------------------------------------------------
  Dividends                                           640,842
-------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                 85,559
-------------------------------------------------------------
Other assets                                              195
=============================================================
    Total assets                                1,056,955,507
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                              874,503
-------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                  131,126
-------------------------------------------------------------
  Collateral upon return of securities loaned      30,500,985
-------------------------------------------------------------
Accrued administrative services fees                1,308,037
-------------------------------------------------------------
Accrued distribution fees -- Series II                 73,233
-------------------------------------------------------------
Accrued transfer agent fees                             9,574
-------------------------------------------------------------
Accrued operating expenses                             86,549
=============================================================
    Total liabilities                              32,984,007
=============================================================
Net assets applicable to shares outstanding    $1,023,971,500
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $1,192,245,994
-------------------------------------------------------------
Undistributed net investment income                   405,760
-------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign currencies
  and option contracts                           (423,019,755)
-------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies               254,339,501
=============================================================
                                               $1,023,971,500
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                       $  886,989,712
_____________________________________________________________
=============================================================
Series II                                      $  136,981,788
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Series I                                           39,099,953
_____________________________________________________________
=============================================================
Series II                                           6,088,304
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                    $        22.69
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                    $        22.50
_____________________________________________________________
=============================================================

* At December 31, 2004, securities with an aggregate market value of $30,403,992 were on loan to brokers.

STATEMENT OF OPERATIONS

For the year ended December 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $81,826)                                       $ 9,661,410
------------------------------------------------------------
Dividends from affiliated money market funds
  (including securities lending income of
  $34,371**)                                         404,503
------------------------------------------------------------
Interest                                               1,982
============================================================
    Total investment income                       10,067,895
============================================================

EXPENSES:

Advisory fees                                      6,192,972
------------------------------------------------------------
Administrative services fees                       2,510,722
------------------------------------------------------------
Custodian fees                                       123,395
------------------------------------------------------------
Distribution fees -- Series II                       237,184
------------------------------------------------------------
Transfer agent fees                                   59,852
------------------------------------------------------------
Trustees' fees and retirement benefits                37,110
------------------------------------------------------------
Other                                                265,811
============================================================
    Total expenses                                 9,427,046
============================================================
Less: Fees waived, expenses reimbursed and
      expense offset arrangement                      (6,566)
------------------------------------------------------------
    Net expenses                                   9,420,480
============================================================
Net investment income                                647,415
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES AND
  OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                           53,311,012
------------------------------------------------------------
  Foreign currencies                                (147,108)
------------------------------------------------------------
  Option contracts written                           109,088
============================================================
                                                  53,272,992
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                            5,402,099
------------------------------------------------------------
  Foreign currencies                                  (2,769)
============================================================
                                                   5,399,330
============================================================
Net gain from investment securities, foreign
  currencies and option contracts                 58,672,322
============================================================
Net increase in net assets resulting from
  operations                                     $59,319,737
____________________________________________________________
============================================================

** Dividends from affiliated money market funds are net of income rebate paid to securities lending counterparties.

See accompanying notes which are an integral part of the financial statements.

                       AIM V.I. CAPITAL APPRECIATION FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2004 and 2003

                                                                   2004              2003
----------------------------------------------------------------------------------------------
OPERATIONS:

 Net investment income (loss)                                 $      647,415    $   (2,109,655)
----------------------------------------------------------------------------------------------
 Net realized gain (loss) from investment securities,
 foreign currencies and option contracts                          53,272,992       (55,883,702)
----------------------------------------------------------------------------------------------
 Change in net unrealized appreciation of investment
 securities and foreign currencies                                 5,399,330       283,914,620
==============================================================================================
 Net increase in net assets resulting from operations             59,319,737       225,921,263
______________________________________________________________________________________________
==============================================================================================
Share transactions-net:
 Series I                                                       (103,365,150)      (38,246,197)
----------------------------------------------------------------------------------------------
 Series II                                                        58,730,811        34,680,159
==============================================================================================
 Net increase (decrease) in net assets resulting from share
 transactions                                                    (44,634,339)       (3,566,038)
==============================================================================================
 Net increase in net assets                                       14,685,398       222,355,225
==============================================================================================
NET ASSETS:

 Beginning of year                                             1,009,286,102       786,930,877
==============================================================================================
 End of year (including undistributed net investment income
 (loss) of $405,760 and $(92,177), respectively)              $1,023,971,500    $1,009,286,102
______________________________________________________________________________________________
==============================================================================================

See accompanying notes which are an integral part of the financial statements.

                       AIM V.I. CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Capital Appreciation Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

                       AIM V.I. CAPITAL APPRECIATION FUND

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

I. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.


                       AIM V.I. CAPITAL APPRECIATION FUND

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.65% of the first $250 million of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets in excess of $250 million. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.30% of average daily net assets, through April 30, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $6,076.

    For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $487 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. Pursuant to such agreement for the year ended December 31, 2004, AIM was paid $2,510,722, of which AIM retained $242,606 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AISI $59,852.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has contractually agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total annual fund operating expenses (excluding items (ii) through (vii) discussed above) of Series II shares to 1.45% of average daily net assets, through April 30, 2006. AIM Distributors did not reimburse fees during the period under this expense limitation. Pursuant to the Plan, for the year ended December 31, 2004, the Series II shares paid $237,184.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2004.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               12/31/03          AT COST          FROM SALES       (DEPRECIATION)      12/31/04        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $ 9,991,889      $242,162,757      $(240,939,878)        $   --         $11,214,768     $186,888       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class             9,991,889       242,162,757       (240,939,878)            --          11,214,768      183,244           --
==================================================================================================================================
  Subtotal        $19,983,778      $484,325,514      $(481,879,756)        $   --         $22,429,536     $370,132       $   --
==================================================================================================================================

                       AIM V.I. CAPITAL APPRECIATION FUND

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               12/31/03          AT COST          FROM SALES       (DEPRECIATION)      12/31/04        INCOME*     GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $30,149,300      $209,531,200      $(239,680,500)        $   --         $        --     $ 22,072       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class                    --       101,226,130        (70,725,145)            --          30,500,985       12,299           --
==================================================================================================================================
  Subtotal        $30,149,300      $310,757,330      $(310,405,645)        $   --         $30,500,985     $ 34,371       $   --
==================================================================================================================================
  Total           $50,133,078      $795,082,844      $(792,285,401)        $   --         $52,930,521     $404,503       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

* Dividend income is net of income rebate paid to securities lending counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2004, the Fund engaged in purchases and sales of securities of $15,654,362 and $6,824,466, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2004, the Fund received credits in transfer agency fees of $3 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $3.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2004, the Fund paid legal fees of $4,962 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.


                       AIM V.I. CAPITAL APPRECIATION FUND

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At December 31, 2004, securities with an aggregate value of $30,403,992 were on loan to brokers. The loans were secured by cash collateral of $30,500,985 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended December 31, 2004, the Fund received dividends on cash collateral net of income rebate paid to counterparties of $34,371 for securities lending transactions.

NOTE 9--OPTION CONTRACTS WRITTEN

                          TRANSACTIONS DURING THE PERIOD
-----------------------------------------------------------------------------------
                                                              CALL OPTION CONTRACTS
                                                              ---------------------
                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED
-----------------------------------------------------------------------------------
Beginning of period                                               --       $     --
-----------------------------------------------------------------------------------
Written                                                          960        117,995
-----------------------------------------------------------------------------------
Closed                                                          (550)       (86,765)
-----------------------------------------------------------------------------------
Expired                                                         (410)       (31,230)
===================================================================================
End of period                                                     --       $     --
___________________________________________________________________________________
===================================================================================

NOTE 10--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

There were no ordinary income or long-term capital gain distributions paid during the years ended December 31, 2004 and 2003.

TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                                     2004
------------------------------------------------------------------------------
Undistributed ordinary income                                   $      504,993
------------------------------------------------------------------------------
Unrealized appreciation -- investments                             245,305,642
------------------------------------------------------------------------------
Temporary book/tax differences                                        (113,920)
------------------------------------------------------------------------------
Capital loss carryforward                                         (413,971,209)
------------------------------------------------------------------------------
Shares of beneficial interest                                    1,192,245,994
==============================================================================
Total net assets                                                $1,023,971,500
______________________________________________________________________________
==============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to losses on wash sales. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $68.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. The Fund utilized $53,503,895 of capital loss carryforward in the

                       AIM V.I. CAPITAL APPRECIATION FUND
current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2004 which expires as follows:

                                                                                              CAPITAL LOSS
EXPIRATION                                                                                    CARRYFORWARD*
-----------------------------------------------------------------------------------------------------------
December 31, 2009                                                                             $201,213,913
-----------------------------------------------------------------------------------------------------------
December 31, 2010                                                                              156,444,344
-----------------------------------------------------------------------------------------------------------
December 31, 2011                                                                               56,312,952
===========================================================================================================
Total capital loss carryforward                                                               $413,971,209
___________________________________________________________________________________________________________
===========================================================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 11--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $731,700,851 and $773,872,679, respectively.

                 UNREALIZED APPRECIATION (DEPRECIATION) OF
                    INVESTMENT SECURITIES ON A TAX BASIS
----------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities      $259,916,362
----------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities     (14,610,788)
============================================================================
Net unrealized appreciation of investment securities            $245,305,574
____________________________________________________________________________
============================================================================
Cost of investments for tax purposes is $810,623,132.


NOTE 12--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions and return of capital distributions, on December 31, 2004, undistributed net investment income was decreased by $149,478 and undistributed net realized gain (loss) was increased by $149,478. This reclassification had no effect on the net assets of the Fund.

NOTE 13--SHARE INFORMATION

                                             CHANGES IN SHARES OUTSTANDING(a)
--------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------------
                                                                          2004                            2003
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                      6,397,229    $ 136,561,015     12,106,592    $ 220,433,208
--------------------------------------------------------------------------------------------------------------------------
  Series II                                                     3,114,855       66,251,744      2,366,684       43,712,246
==========================================================================================================================
Reacquired:
  Series I                                                    (11,416,993)    (239,926,165)   (14,425,506)    (258,679,405)
--------------------------------------------------------------------------------------------------------------------------
  Series II                                                      (357,082)      (7,520,933)      (495,187)      (9,032,087)
==========================================================================================================================
                                                               (2,261,991)   $ (44,634,339)      (447,417)   $  (3,566,038)
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a) There are four entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 43% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM, and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.


                       AIM V.I. CAPITAL APPRECIATION FUND

NOTE 14--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                       SERIES I
                                                      ---------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                      ---------------------------------------------------------------------------
                                                        2004              2003           2002            2001             2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $  21.28          $  16.43       $  21.72       $    30.84       $    35.58
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                            0.02(a)          (0.04)(b)      (0.05)(b)        (0.05)(b)        (0.05)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                       1.39              4.89          (5.24)           (7.17)           (3.79)
=================================================================================================================================
    Total from investment operations                      1.41              4.85          (5.29)           (7.22)           (3.84)
=================================================================================================================================
Less distributions from net realized gains                  --                --             --            (1.90)           (0.90)
=================================================================================================================================
Net asset value, end of period                        $  22.69          $  21.28       $  16.43       $    21.72       $    30.84
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                           6.62%            29.52%        (24.35)%         (23.28)%         (10.91)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)              $886,990          $938,820       $763,038       $1,160,236       $1,534,209
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                   0.91%(d)          0.85%          0.85%            0.85%            0.82%
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                  0.09%(a)(d)      (0.23)%        (0.27)%          (0.22)%          (0.17)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                     74%               61%            67%              65%              98%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment (loss) to average net assets excluding the special dividend are $(0.04) and (0.17)%, respectively.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(d)  Ratios are based on average daily net assets of $916,455,300.

                       AIM V.I. CAPITAL APPRECIATION FUND

                                                                                        SERIES II
                                                              --------------------------------------------------------------
                                                                                                             AUGUST 21, 2001
                                                                                                               (DATE SALES
                                                                      YEAR ENDED DECEMBER 31,                 COMMENCED) TO
                                                              ----------------------------------------        DECEMBER 31,
                                                                2004              2003          2002              2001
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  21.16           $ 16.38       $ 21.70           $23.19
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.02)(a)         (0.09)(b)     (0.09)(b)        (0.04)(b)
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   1.36              4.87         (5.23)            0.45
============================================================================================================================
    Total from investment operations                              1.34              4.78         (5.32)            0.41
============================================================================================================================
Less distributions from net realized gains                          --                --            --            (1.90)
============================================================================================================================
Net asset value, end of period                                $  22.50           $ 21.16       $ 16.38           $21.70
____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(c)                                                   6.33%            29.18%       (24.52)%           1.94%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $136,982           $70,466       $23,893           $3,527
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average net assets                           1.16%(d)          1.10%         1.10%            1.09%(e)
============================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.16)%(a)(d)     (0.48)%       (0.52)%          (0.46)%(e)
____________________________________________________________________________________________________________________________
============================================================================================================================
Portfolio turnover rate(f)                                          74%               61%           67%              65%
____________________________________________________________________________________________________________________________
============================================================================================================================

(a) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment (loss) to average net assets excluding the special dividend are $(0.08) and (0.42)%, respectively.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(d)  Ratios are based on average daily net assets of $94,873,436.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

NOTE 15--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

    On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

    Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.


                       AIM V.I. CAPITAL APPRECIATION FUND

    Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.

    The SEC has also settled market timing enforcement actions against Raymond
R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

    The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.


    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

    The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

    As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

Ongoing Regulatory Inquiries Concerning IFG and AIM

    IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

    AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

                       AIM V.I. CAPITAL APPRECIATION FUND

Private Civil Actions Alleging Market Timing

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

    All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.


Private Civil Actions Alleging Improper Use of Fair Value Pricing

    Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.


Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

    Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.


Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.


Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

    A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the


                       AIM V.I. CAPITAL APPRECIATION FUND

AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
*                                       *                                      *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

                       AIM V.I. CAPITAL APPRECIATION FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds
Houston, Texas



We have audited the accompanying statement of assets and liabilities of AIM V.I. Capital Development Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, including the schedule of investments as of December 31, 2004, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Capital Development Fund as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended in conformity with accounting principles generally accepted in the United States of America.


                                                /s/ TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 4, 2005

                       AIM V.I. CAPITAL DEVELOPMENT FUND

SCHEDULE OF INVESTMENTS

December 31, 2004

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-97.68%

ADVERTISING-1.01%

R.H. Donnelley Corp.(a)                           31,300   $  1,848,265
=======================================================================

AIR FREIGHT & LOGISTICS-0.95%

Robinson (C.H.) Worldwide, Inc.                   31,500      1,748,880
=======================================================================

APPAREL RETAIL-2.09%

Abercrombie & Fitch Co.-Class A                   40,500      1,901,475
-----------------------------------------------------------------------
Ross Stores, Inc.                                 67,000      1,934,290
=======================================================================
                                                              3,835,765
=======================================================================

APPLICATION SOFTWARE-4.12%

Amdocs Ltd. (United Kingdom)(a)                   75,200      1,974,000
-----------------------------------------------------------------------
Autodesk, Inc.                                    67,400      2,557,830
-----------------------------------------------------------------------
Intuit Inc.(a)                                    43,700      1,923,237
-----------------------------------------------------------------------
Mercury Interactive Corp.(a)                      24,000      1,093,200
=======================================================================
                                                              7,548,267
=======================================================================

BIOTECHNOLOGY-1.61%

Charles River Laboratories International,
  Inc.(a)                                         30,000      1,380,300
-----------------------------------------------------------------------
Martek Biosciences Corp.(a)                       30,800      1,576,960
=======================================================================
                                                              2,957,260
=======================================================================

BUILDING PRODUCTS-1.07%

American Standard Cos. Inc.(a)                    47,400      1,958,568
=======================================================================

CASINOS & GAMING-2.50%

Harrah's Entertainment, Inc.                      37,300      2,494,997
-----------------------------------------------------------------------
Scientific Games Corp.-Class A(a)                 87,900      2,095,536
=======================================================================
                                                              4,590,533
=======================================================================

COMMERCIAL PRINTING-1.16%

Donnelley (R.R.) & Sons Co.                       60,077      2,120,117
=======================================================================

COMMUNICATIONS EQUIPMENT-3.42%

Avaya Inc.(a)                                    106,200      1,826,640
-----------------------------------------------------------------------
Harris Corp.                                      27,500      1,699,225
-----------------------------------------------------------------------
Plantronics, Inc.                                 43,900      1,820,533
-----------------------------------------------------------------------
Scientific-Atlanta, Inc.                          28,000        924,280
=======================================================================
                                                              6,270,678
=======================================================================

COMPUTER STORAGE & PERIPHERALS-0.69%

Emulex Corp.(a)                                   75,000      1,263,000
=======================================================================

CONSUMER ELECTRONICS-0.74%

Garmin Ltd. (Cayman Islands)                      22,200      1,350,648
=======================================================================

CONSUMER FINANCE-0.56%

AmeriCredit Corp.(a)(b)                           42,300      1,034,235
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

DATA PROCESSING & OUTSOURCED SERVICES-3.41%

Alliance Data Systems Corp.(a)                    42,700   $  2,027,396
-----------------------------------------------------------------------
CSG Systems International, Inc.(a)                76,300      1,426,810
-----------------------------------------------------------------------
DST Systems, Inc.(a)                              26,600      1,386,392
-----------------------------------------------------------------------
Iron Mountain Inc.(a)                             46,337      1,412,815
=======================================================================
                                                              6,253,413
=======================================================================

DEPARTMENT STORES-0.86%

Kohl's Corp.(a)                                   32,000      1,573,440
=======================================================================

DISTILLERS & VINTNERS-0.98%

Constellation Brands, Inc.-Class A(a)             38,600      1,795,286
=======================================================================

DIVERSIFIED BANKS-0.74%

Centennial Bank Holdings, Inc. (Acquired
  12/27/04; Cost $1,358,700)(a)(c)(d)(e)         129,400      1,358,700
=======================================================================

DIVERSIFIED COMMERCIAL SERVICES-3.83%

Career Education Corp.(a)                         46,200      1,848,000
-----------------------------------------------------------------------
Cintas Corp.                                      19,200        842,112
-----------------------------------------------------------------------
Corrections Corp. of America(a)                   47,800      1,933,510
-----------------------------------------------------------------------
Jackson Hewitt Tax Service Inc.                   95,000      2,398,750
=======================================================================
                                                              7,022,372
=======================================================================

DRUG RETAIL-0.91%

Shoppers Drug Mart Corp. (Canada)(a)              54,000      1,674,568
=======================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-1.25%

Cooper Industries, Ltd.-Class A (Bermuda)         33,700      2,287,893
=======================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-1.63%

Aeroflex Inc.(a)                                  92,000      1,115,040
-----------------------------------------------------------------------
Amphenol Corp.-Class A(a)                         50,800      1,866,392
=======================================================================
                                                              2,981,432
=======================================================================

ELECTRONIC MANUFACTURING SERVICES-0.98%

Benchmark Electronics, Inc.(a)                    52,800      1,800,480
=======================================================================

EMPLOYMENT SERVICES-0.93%

Manpower Inc.                                     35,400      1,709,820
=======================================================================

ENVIRONMENTAL SERVICES-1.44%

Republic Services, Inc.                           55,200      1,851,408
-----------------------------------------------------------------------
Stericycle, Inc.(a)                               17,100        785,745
=======================================================================
                                                              2,637,153
=======================================================================

GENERAL MERCHANDISE STORES-1.83%

Dollar General Corp.                              77,100      1,601,367
-----------------------------------------------------------------------
Dollar Tree Stores, Inc.(a)                       61,100      1,752,348
=======================================================================
                                                              3,353,715
=======================================================================

                       AIM V.I. CAPITAL DEVELOPMENT FUND

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

HEALTH CARE DISTRIBUTORS-0.71%

Henry Schein, Inc.(a)                             18,800   $  1,309,232
=======================================================================

HEALTH CARE EQUIPMENT-4.84%

Bio-Rad Laboratories, Inc.-Class A(a)             22,700      1,302,299
-----------------------------------------------------------------------
Fisher Scientific International Inc.(a)(b)        36,600      2,283,108
-----------------------------------------------------------------------
Kinetic Concepts, Inc.(a)                         22,500      1,716,750
-----------------------------------------------------------------------
PerkinElmer, Inc.                                 82,300      1,850,927
-----------------------------------------------------------------------
Waters Corp.(a)                                   36,700      1,717,193
=======================================================================
                                                              8,870,277
=======================================================================

HEALTH CARE FACILITIES-0.99%

Community Health Systems Inc.(a)                  65,000      1,812,200
=======================================================================

HEALTH CARE SERVICES-5.20%

Caremark Rx, Inc.(a)                              63,563      2,506,289
-----------------------------------------------------------------------
Covance Inc.(a)                                   31,900      1,236,125
-----------------------------------------------------------------------
DaVita, Inc.(a)                                   53,450      2,112,879
-----------------------------------------------------------------------
Express Scripts, Inc.(a)                          24,200      1,849,848
-----------------------------------------------------------------------
Renal Care Group, Inc.(a)                         50,900      1,831,891
=======================================================================
                                                              9,537,032
=======================================================================

HEALTH CARE SUPPLIES-0.92%

Cooper Cos., Inc. (The)                           23,800      1,680,042
=======================================================================

HOME FURNISHINGS-0.59%

Tempur-Pedic International Inc.(a)                51,300      1,087,560
=======================================================================

HOMEBUILDING-1.19%

Ryland Group, Inc. (The)                          38,000      2,186,520
=======================================================================

HOTELS, RESORTS & CRUISE LINES-2.67%

Hilton Hotels Corp.                               84,400      1,919,256
-----------------------------------------------------------------------
Royal Caribbean Cruises Ltd. (Liberia)            35,000      1,905,400
-----------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.         18,400      1,074,560
=======================================================================
                                                              4,899,216
=======================================================================

HOUSEWARES & SPECIALTIES-2.18%

Jarden Corp.(a)                                   42,800      1,859,232
-----------------------------------------------------------------------
Yankee Candle Co., Inc. (The)(a)                  64,600      2,143,428
=======================================================================
                                                              4,002,660
=======================================================================

HYPERMARKETS & SUPER CENTERS-0.85%

BJ's Wholesale Club, Inc.(a)                      53,700      1,564,281
=======================================================================

INDUSTRIAL MACHINERY-2.68%

Eaton Corp.                                       13,400        969,624
-----------------------------------------------------------------------
Ingersoll-Rand Co.-Class A (Bermuda)              23,000      1,846,900
-----------------------------------------------------------------------
Parker Hannifin Corp.                             27,700      2,097,998
=======================================================================
                                                              4,914,522
=======================================================================

INSURANCE BROKERS-1.08%

Willis Group Holdings Ltd. (Bermuda)              47,900      1,972,043
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

INTEGRATED OIL & GAS-0.90%

Murphy Oil Corp.                                  20,500   $  1,649,225
=======================================================================

INVESTMENT COMPANIES -- EXCHANGE TRADED
  FUNDS-1.98%

iShares Nasdaq Biotechnology Index Fund(a)(b)     48,100      3,626,740
=======================================================================

LEISURE PRODUCTS-1.93%

Brunswick Corp.                                   40,600      2,009,700
-----------------------------------------------------------------------
Polaris Industries Inc.                           22,600      1,537,252
=======================================================================
                                                              3,546,952
=======================================================================

METAL & GLASS CONTAINERS-0.99%

Pactiv Corp.(a)                                   71,500      1,808,235
=======================================================================

MULTI-LINE INSURANCE-0.85%

Quanta Capital Holdings Ltd. (Bermuda)(a)         35,900        330,998
-----------------------------------------------------------------------
Quanta Capital Holdings Ltd. (Bermuda)
  (Acquired 08/20/04-9/16/04; Cost
  $1,372,870)(a)(c)(e)                           133,100      1,227,182
=======================================================================
                                                              1,558,180
=======================================================================

MULTI-UTILITIES & UNREGULATED POWER-1.13%

Questar Corp.                                     40,800      2,079,168
=======================================================================

OFFICE ELECTRONICS-0.53%

Zebra Technologies Corp.-Class A(a)               17,375        977,865
=======================================================================

OIL & GAS EQUIPMENT & SERVICES-1.37%

BJ Services Co.                                   16,000        744,640
-----------------------------------------------------------------------
Halliburton Co.                                   45,000      1,765,800
=======================================================================
                                                              2,510,440
=======================================================================

OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-2.86%

Ashland Inc.                                      28,300      1,652,154
-----------------------------------------------------------------------
Kinder Morgan, Inc.                               17,300      1,265,149
-----------------------------------------------------------------------
Williams Cos., Inc. (The)                        142,500      2,321,325
=======================================================================
                                                              5,238,628
=======================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-1.05%

CapitalSource Inc.(a)                             75,300      1,932,951
=======================================================================

PAPER PACKAGING-0.73%

Sealed Air Corp.(a)                               25,100      1,337,077
=======================================================================

PHARMACEUTICALS-1.18%

Shire Pharmaceuticals Group PLC-ADR (United
  Kingdom)                                        67,500      2,156,625
=======================================================================

REAL ESTATE-4.73%

Aames Investment Corp.                           147,000      1,572,900
-----------------------------------------------------------------------
Fieldstone Investment Corp. (Acquired
  11/10/03-04/02/04; Cost $1,413,655)(c)(d)       90,000      1,552,500
-----------------------------------------------------------------------

                       AIM V.I. CAPITAL DEVELOPMENT FUND

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
REAL ESTATE-(CONTINUED)

KKR Financial Corp. (Acquired 08/05/04; Cost
  $1,505,000)(a)(c)(d)                           150,500   $  1,572,725
-----------------------------------------------------------------------
New Century Financial Corp.                       37,800      2,415,798
-----------------------------------------------------------------------
People's Choice Financial Corp. (Acquired
  12/21/04; Cost $1,566,000)(a)(c)(d)(e)         156,600      1,566,000
=======================================================================
                                                              8,679,923
=======================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-1.48%

CB Richard Ellis Group, Inc.-Class A(a)           81,000      2,717,550
=======================================================================

REGIONAL BANKS-0.74%

Zions Bancorp                                     20,000      1,360,600
=======================================================================

SEMICONDUCTOR EQUIPMENT-2.37%

Cabot Microelectronics Corp.(a)(b)                21,300        853,065
-----------------------------------------------------------------------
KLA-Tencor Corp.(a)                               39,100      1,821,278
-----------------------------------------------------------------------
Novellus Systems, Inc.(a)                         59,700      1,665,033
=======================================================================
                                                              4,339,376
=======================================================================

SEMICONDUCTORS-2.30%

ATI Technologies Inc. (Canada)(a)                 89,300      1,731,527
-----------------------------------------------------------------------
Broadcom Corp.-Class A(a)                         27,500        887,700
-----------------------------------------------------------------------
Microchip Technology Inc.                         59,600      1,588,936
=======================================================================
                                                              4,208,163
=======================================================================

SOFT DRINKS-0.46%

Cott Corp. (Canada)(a)                            34,300        848,239
=======================================================================

SPECIALTY CHEMICALS-1.41%

Ecolab Inc.                                       23,900        839,607
-----------------------------------------------------------------------
Great Lakes Chemical Corp.                        61,400      1,749,286
=======================================================================
                                                              2,588,893
=======================================================================

SPECIALTY STORES-1.08%

Advance Auto Parts, Inc.(a)                       45,200      1,974,336
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------


SYSTEMS SOFTWARE-0.49%

McAfee Inc.(a)                                    31,300   $    905,509
=======================================================================

TECHNOLOGY DISTRIBUTORS-0.48%

CDW Corp.                                         13,300        882,455
=======================================================================

TRUCKING-1.06%

Sirva Inc.(a)                                    101,200      1,945,064
=======================================================================

WIRELESS TELECOMMUNICATION SERVICES-2.97%

American Tower Corp.-Class A(a)                  101,300      1,863,920
-----------------------------------------------------------------------
NII Holdings Inc.(a)                              36,600      1,736,670
-----------------------------------------------------------------------
SpectraSite, Inc.(a)                              31,700      1,835,430
=======================================================================
                                                              5,436,020
=======================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $141,467,774)                         179,118,287
=======================================================================

MONEY MARKET FUNDS-2.79%

Liquid Assets Portfolio-Institutional
  Class(f)                                     2,558,677      2,558,677
-----------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(f)    2,558,677      2,558,677
=======================================================================
    Total Money Market Funds (Cost
      $5,117,354)                                             5,117,354
=======================================================================
TOTAL INVESTMENTS-100.47% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $146,585,128)               184,235,641
=======================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-3.16%

Liquid Assets Portfolio-Institutional
  Class(f)(g)                                  2,893,043      2,893,043
-----------------------------------------------------------------------
STIC Prime Portfolio-Institutional
  Class(f)(g)                                  2,893,043      2,893,043
=======================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $5,786,086)                                       5,786,086
=======================================================================
TOTAL INVESTMENTS-103.63% (Cost $152,371,214)               190,021,727
=======================================================================
OTHER ASSETS LESS LIABILITIES-(3.63%)                        (6,654,476)
=======================================================================
NET ASSETS-100.00%                                         $183,367,251
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) All or a portion of this security has been pledged as collateral for securities lending transactions at December 31, 2004.
(c) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at December 31, 2004 was $7,277,107, which represented 3.97% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(d) Security considered to be illiquid. The aggregate market value of these securities considered illiquid at December 31, 2004 was $6,049,925, which represented 3.30 % of the Fund's Net Assets.
(e) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The aggregate market value of these securities at December 31, 2004 was $4,151,882, which represented 2.18% of the Fund's Total Investments. See Note 1A.
(f) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(g) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying notes which are an integral part of the financial statements.

                       AIM V.I. CAPITAL DEVELOPMENT FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS:

Investments, at market value (cost
  $141,467,774)*                                 $179,118,287
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $10,903,440)                               10,903,440
=============================================================
    Total investments (cost $152,371,214)         190,021,727
=============================================================
Receivables for:
  Investments sold                                    382,413
-------------------------------------------------------------
  Fund shares sold                                     88,229
-------------------------------------------------------------
  Dividends                                           131,537
-------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                 36,099
=============================================================
    Total assets                                  190,660,005
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                             1,082,348
-------------------------------------------------------------
  Fund shares reacquired                               78,399
-------------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                              39,659
-------------------------------------------------------------
  Collateral upon return of securities loaned       5,786,086
-------------------------------------------------------------
Accrued administrative services fees                  241,045
-------------------------------------------------------------
Accrued distribution fees -- Series II                 40,006
-------------------------------------------------------------
Accrued transfer agent fees                             1,707
-------------------------------------------------------------
Accrued operating expenses                             23,504
=============================================================
    Total liabilities                               7,292,754
=============================================================
Net assets applicable to shares outstanding      $183,367,251
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                    $156,980,754
-------------------------------------------------------------
Undistributed net investment income (loss)            (35,887)
-------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and foreign currencies    (11,228,129)
-------------------------------------------------------------
Unrealized appreciation of investment
  securities                                       37,650,513
=============================================================
                                                 $183,367,251
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                         $112,027,987
_____________________________________________________________
=============================================================
Series II                                        $ 71,339,264
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                            7,630,026
_____________________________________________________________
=============================================================
Series II                                           4,897,613
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $      14.68
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $      14.57
_____________________________________________________________
=============================================================

* At December 31, 2004, securities with an aggregate market value of $5,654,888 were on loan to brokers.

STATEMENT OF OPERATIONS

For the year ended December 31, 2004

INVESTMENT INCOME:

Dividends                                        $ 1,221,573
------------------------------------------------------------
Dividends from affiliated money market funds
  (including securities lending income of
  $31,795**)                                         124,958
============================================================
    Total investment income                        1,346,531
============================================================

EXPENSES:

Advisory fees                                      1,138,855
------------------------------------------------------------
Administrative services fees                         410,377
------------------------------------------------------------
Custodian fees                                        23,311
------------------------------------------------------------
Distribution fees -- Series II                       128,961
------------------------------------------------------------
Transfer agent fees                                   14,152
------------------------------------------------------------
Trustees' fees and retirement benefits                14,936
------------------------------------------------------------
Other                                                 62,602
============================================================
    Total expenses                                 1,793,194
============================================================
Less: Fees waived, expenses reimbursed and
      expense offset arrangement                      (1,942)
------------------------------------------------------------
    Net expenses                                   1,791,252
============================================================
Net investment income (loss)                        (444,721)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                           12,987,098
------------------------------------------------------------
  Foreign currencies                                  (1,126)
============================================================
                                                  12,985,972
============================================================
Change in net unrealized appreciation of
  investment securities                           10,570,249
============================================================
Net gain from investment securities and foreign
  currencies                                      23,556,221
============================================================
Net increase in net assets resulting from
  operations                                     $23,111,500
____________________________________________________________
============================================================

** Dividends from affiliated money market funds are net of income rebate paid to securities lending counterparties.


See accompanying notes which are an integral part of the financial statements.

                       AIM V.I. CAPITAL DEVELOPMENT FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2004 and 2003

                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (444,721)   $   (184,564)
------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and option contracts                             12,985,972       5,550,292
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities                                                  10,570,249      24,988,390
==========================================================================================
    Net increase in net assets resulting from operations        23,111,500      30,354,118
==========================================================================================
Share transactions-net:
  Series I                                                       3,400,003         144,211
------------------------------------------------------------------------------------------
  Series II                                                     29,492,919      11,878,034
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                               32,892,922      12,022,245
==========================================================================================
    Net increase in net assets                                  56,004,422      42,376,363
==========================================================================================

NET ASSETS:

  Beginning of year                                            127,362,829      84,986,466
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(35,887) and $(30,180), respectively)          $183,367,251    $127,362,829
__________________________________________________________________________________________
==========================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Capital Development Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

                       AIM V.I. CAPITAL DEVELOPMENT FUND

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the

                       AIM V.I. CAPITAL DEVELOPMENT FUND
     relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

I. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $350 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $350 million. Effective January 1, 2005 through June 30, 2006, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of 0.745% of the first $250 million, plus 0.73% of the next $250 million, plus 0.715% of the next $500 million, plus 0.70% of the next $1.5 billion, plus 0.685% of the next $2.5 billion, plus 0.67% of the next $2.5 billion, plus 0.655% of the next $2.5 billion, plus 0.64% of the Fund's average daily net assets in excess of $10 billion. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.30% of average daily net assets, through April 30, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $1,414.

    For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $112 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. Pursuant to such agreement, for the year ended December 31, 2004, AIM was paid $410,377, of which AIM retained $50,000 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AISI $14,152.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers

                       AIM V.I. CAPITAL DEVELOPMENT FUND
who purchase and own Series II shares of the Fund. AIM Distributors has contractually agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total annual fund operating expenses (excluding items (ii) through (vii) discussed above) of Series II shares to 1.45% of average daily net assets, through April 30, 2006. AIM Distributors did not reimburse fees during the period under this expense limitation. Pursuant to the Plan, for the year ended December 31, 2004, the Series II shares paid $128,961.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2004.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                               UNREALIZED
              MARKET VALUE     PURCHASES       PROCEEDS       APPRECIATION     MARKET VALUE    DIVIDEND     REALIZED
FUND            12/31/03        AT COST       FROM SALES     (DEPRECIATION)      12/31/04       INCOME     GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------
Liquid Asset
  Portfolio-
  Institutional
  Class        $4,175,645     $43,400,552    $(45,017,520)       $   --         $2,558,677     $47,072       $   --
----------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class         4,175,645      43,400,552     (45,017,520)           --          2,558,677      46,091           --
======================================================================================================================
  Subtotal     $8,351,290     $86,801,104    $(90,035,040)       $   --         $5,117,354     $93,163       $   --
======================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                 UNREALIZED
              MARKET VALUE     PURCHASES        PROCEEDS        APPRECIATION     MARKET VALUE    DIVIDEND     REALIZED
FUND            12/31/03        AT COST        FROM SALES      (DEPRECIATION)      12/31/04      INCOME*     GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------
Liquid Asset
  Portfolio-
  Institutional
  Class       $ 6,104,966     $ 20,091,901    $ (23,303,824)       $   --        $ 2,893,043      $16,105      $   --
------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class         6,104,966       20,039,510      (23,251,433)           --          2,893,043       15,690          --
========================================================================================================================
  Subtotal    $12,209,932     $ 40,131,411    $ (46,555,257)       $   --        $ 5,786,086      $31,795      $   --
========================================================================================================================
  Total       $20,561,222     $126,932,515    $(136,590,297)       $   --        $10,903,440     $124,958      $   --
________________________________________________________________________________________________________________________
========================================================================================================================

* Dividend income is net of income rebate paid to securities lending counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2004, the Fund engaged in purchases and sales of securities of $4,783,758 and $2,164,579, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2004, the Fund received credits in custodian fees of $416 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $416.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

                       AIM V.I. CAPITAL DEVELOPMENT FUND

    During the year ended December 31, 2004, the Fund paid legal fees of $2,954 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At December 31, 2004, securities with an aggregate value of $5,654,888 were on loan to brokers. The loans were secured by cash collateral of $5,786,086 received by the Fund and subsequently invested in affiliated money market funds. For the year ended December 31, 2004, the Fund received dividends on cash collateral net of income rebate paid to counterparties of $31,795 for securities lending transactions.

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

There were no ordinary income or long-term capital gain distributions paid during the year ended December 31, 2004 and 2003.

TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                                    2004
----------------------------------------------------------------------------
Unrealized appreciation -- investments                          $ 37,520,627
----------------------------------------------------------------------------
Temporary book/tax differences                                       (35,887)
----------------------------------------------------------------------------
Capital loss carryforward                                        (11,098,243)
----------------------------------------------------------------------------
Shares of beneficial interest                                    156,980,754
============================================================================
Total net assets                                                $183,367,251
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and tax straddles.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

                       AIM V.I. CAPITAL DEVELOPMENT FUND

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund utilized $12,981,388 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2004 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2010                                                $11,098,243
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $167,053,382 and $134,246,747, respectively.

                UNREALIZED APPRECIATION (DEPRECIATION) OF
                  INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities    $38,237,253
-------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities     (716,626)
=========================================================================
Net unrealized appreciation of investment securities          $37,520,627
_________________________________________________________________________
=========================================================================
Cost of investments for tax purposes is $152,501,100.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating losses and foreign currency transactions, on December 31, 2004, undistributed net investment income was increased by $439,014, undistributed net realized gain
(loss) was increased by $1,126 and shares of beneficial interest decreased by $440,140. This reclassification had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION


                                           CHANGES IN SHARES OUTSTANDING(a)
----------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                                         2004                          2003
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     1,264,587    $ 16,685,624       938,089    $ 10,475,808
----------------------------------------------------------------------------------------------------------------------
  Series II                                                    2,916,252      38,179,047     1,393,053      15,390,421
======================================================================================================================
Reacquired:
  Series I                                                    (1,015,409)    (13,285,621)   (1,012,963)    (10,331,597)
----------------------------------------------------------------------------------------------------------------------
  Series II                                                     (672,418)     (8,686,128)     (337,849)     (3,512,387)
======================================================================================================================
                                                               2,493,012    $ 32,892,922       980,330    $ 12,022,245
______________________________________________________________________________________________________________________
======================================================================================================================

(a) There are three entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 79% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping, account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

                       AIM V.I. CAPITAL DEVELOPMENT FUND

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                        SERIES I
                                                              ------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------------
                                                                2004           2003       2002           2001       2000
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  12.71        $  9.39    $ 11.94        $ 12.99    $ 11.89
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.03)(a)      (0.01)     (0.01)(a)      (0.02)     (0.01)(a)
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   2.00           3.33      (2.54)         (1.03)      1.11
==========================================================================================================================
    Total from investment operations                              1.97           3.32      (2.55)         (1.05)      1.10
==========================================================================================================================
Net asset value, end of period                                $  14.68        $ 12.71    $  9.39        $ 11.94    $ 12.99
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(b)                                                  15.50%         35.36%    (21.36)%        (8.08)%     9.25%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $112,028        $93,813    $70,018        $92,732    $74,874
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets                           1.10%(c)       1.13%      1.14%          1.16%      1.19%(d)
==========================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.21)%(c)     (0.13)%    (0.08)%        (0.16)%    (0.07)%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate                                             93%            95%       121%           125%       110%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connections with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $100,262,715.
(d) After fee waivers. Ratio of expenses to average net assets prior to fee waivers was 1.38% for the year ended December 31, 2000.

                                                                                      SERIES II
                                                              ---------------------------------------------------------
                                                                                                        AUGUST 21, 2001
                                                                                                          (DATE SALES
                                                                   YEAR ENDED DECEMBER 31,               COMMENCED) TO
                                                              ----------------------------------         DECEMBER 31,
                                                               2004            2003       2002               2001
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 12.64         $  9.36    $ 11.94            $11.88
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.06)(a)       (0.03)     (0.03)(a)         (0.01)
-----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  1.99            3.31      (2.55)             0.07
=======================================================================================================================
    Total from investment operations                             1.93            3.28      (2.58)             0.06
=======================================================================================================================
Net asset value, end of period                                $ 14.57         $ 12.64    $  9.36            $11.94
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(b)                                                 15.27%          35.04%    (21.61)%            0.50%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $71,339         $33,550    $14,969            $2,767
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of expenses to average net assets                          1.35%(c)        1.38%      1.39%             1.41%(d)
=======================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.46)%(c)      (0.38)%    (0.33)%           (0.41)%(d)
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate(e)                                         93%             95%       121%              125%
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less then one year and do not reflect charges assessed in connections with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $51,584,582.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                       AIM V.I. CAPITAL DEVELOPMENT FUND

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

    On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

    Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

    Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.

    The SEC has also settled market timing enforcement actions against Raymond
R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.


    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

    The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

    As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the

                       AIM V.I. CAPITAL DEVELOPMENT FUND
future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

Ongoing Regulatory Inquiries Concerning IFG and AIM

    IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

    AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.


Private Civil Actions Alleging Market Timing

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

    All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.


Private Civil Actions Alleging Improper Use of Fair Value Pricing

    Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the

                       AIM V.I. CAPITAL DEVELOPMENT FUND

United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.


Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

    Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.


Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.


Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

    A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
*                                       *                                      *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

                       AIM V.I. CAPITAL DEVELOPMENT FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds
Houston, Texas



We have audited the accompanying statement of assets and liabilities of AIM V.I. Core Equity Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, including the schedule of investments as of December 31, 2004, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Core Equity Fund as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended in conformity with accounting principles generally accepted in the United States of America.

                                                /s/ TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 4, 2005

                           AIM V.I. CORE EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2004

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-91.21%

AEROSPACE & DEFENSE-1.28%

Northrop Grumman Corp.                            350,700   $   19,064,052
==========================================================================

BREWERS-1.50%

Heineken N.V. (Netherlands)(a)(b)                 674,949       22,409,073
==========================================================================

BUILDING PRODUCTS-1.01%

Masco Corp.                                       411,500       15,032,095
==========================================================================

COMMUNICATIONS EQUIPMENT-1.01%

Nokia Oyi-ADR (Finland)                           965,000       15,121,550
==========================================================================

COMPUTER HARDWARE-1.39%

International Business Machines Corp.             210,500       20,751,090
==========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-0.98%

First Data Corp.                                  344,800       14,667,792
==========================================================================

DEPARTMENT STORES-1.79%

Kohl's Corp.(c)                                   542,000       26,650,140
==========================================================================

DIVERSIFIED BANKS-2.58%

Bank of America Corp.                             506,600       23,805,134
--------------------------------------------------------------------------
Wachovia Corp.                                    278,050       14,625,430
==========================================================================
                                                                38,430,564
==========================================================================

DIVERSIFIED CHEMICALS-1.26%

Dow Chemical Co. (The)                            379,800       18,803,898
==========================================================================

ELECTRIC UTILITIES-1.02%

FPL Group, Inc.                                   203,600       15,219,100
==========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-1.02%

Emerson Electric Co.                              217,100       15,218,710
==========================================================================

ENVIRONMENTAL SERVICES-2.02%

Waste Management, Inc.                          1,005,400       30,101,676
==========================================================================

FOOD RETAIL-2.04%

Kroger Co. (The)(c)                             1,733,700       30,409,098
==========================================================================

HOUSEHOLD PRODUCTS-1.13%

Kimberly-Clark Corp.                              257,000       16,913,170
==========================================================================

INDUSTRIAL CONGLOMERATES-3.68%

General Electric Co.                              718,800       26,236,200
--------------------------------------------------------------------------
Tyco International Ltd. (Bermuda)                 802,500       28,681,350
==========================================================================
                                                                54,917,550
==========================================================================

INDUSTRIAL MACHINERY-1.37%

Dover Corp.                                       488,500       20,487,690
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

INTEGRATED OIL & GAS-7.76%

Amerada Hess Corp.                                258,600   $   21,303,468
--------------------------------------------------------------------------
BP PLC-ADR (United Kingdom)                       625,550       36,532,120
--------------------------------------------------------------------------
ChevronTexaco Corp.                               282,000       14,807,820
--------------------------------------------------------------------------
Exxon Mobil Corp.                                 555,300       28,464,678
--------------------------------------------------------------------------
Murphy Oil Corp.                                  181,500       14,601,675
==========================================================================
                                                               115,709,761
==========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-1.02%

ALLTEL Corp.                                      257,700       15,142,452
==========================================================================

INTERNET RETAIL-0.99%

IAC/InterActiveCorp(c)                            536,100       14,807,082
==========================================================================

INVESTMENT BANKING & BROKERAGE-1.57%

Morgan Stanley                                    421,700       23,412,784
==========================================================================

IT CONSULTING & OTHER SERVICES-1.48%

Accenture Ltd.-Class A (Bermuda)(c)               818,300       22,094,100
==========================================================================

LIFE & HEALTH INSURANCE-1.10%

Prudential Financial, Inc.                        298,900       16,427,544
==========================================================================

MULTI-UTILITIES & UNREGULATED POWER-0.94%

Dominion Resources, Inc.                          207,900       14,083,146
==========================================================================

OFFICE ELECTRONICS-1.80%

Xerox Corp.(c)                                  1,581,500       26,901,315
==========================================================================

OIL & GAS DRILLING-2.17%

GlobalSantaFe Corp. (Cayman Islands)              517,000       17,117,870
--------------------------------------------------------------------------
Nabors Industries, Ltd. (Bermuda)(c)              296,000       15,181,840
==========================================================================
                                                                32,299,710
==========================================================================

OIL & GAS EQUIPMENT & SERVICES-3.31%

Baker Hughes Inc.                                 486,300       20,750,421
--------------------------------------------------------------------------
BJ Services Co.                                   319,000       14,846,260
--------------------------------------------------------------------------
Smith International, Inc.(c)                      254,300       13,836,463
==========================================================================
                                                                49,433,144
==========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-1.09%

Citigroup Inc.                                    335,700       16,174,026
==========================================================================

PACKAGED FOODS & MEATS-7.01%

Campbell Soup Co.                                 725,700       21,691,173
--------------------------------------------------------------------------
General Mills, Inc.                               942,000       46,826,820
--------------------------------------------------------------------------

                           AIM V.I. CORE EQUITY FUND

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
PACKAGED FOODS & MEATS-(CONTINUED)

[wKraft Foods Inc.-Class A                        581,700   $   20,714,337
--------------------------------------------------------------------------
Sara Lee Corp.                                    634,500       15,316,830
==========================================================================
                                                               104,549,160
==========================================================================

PAPER PRODUCTS-1.40%

Georgia-Pacific Corp.                             548,300       20,550,284
--------------------------------------------------------------------------
Neenah Paper, Inc.(b)(c)                            7,787          253,856
==========================================================================
                                                                20,804,140
==========================================================================

PHARMACEUTICALS-12.44%

Bristol-Myers Squibb Co.                          819,200       20,987,904
--------------------------------------------------------------------------
Forest Laboratories, Inc.(c)                      690,000       30,953,400
--------------------------------------------------------------------------
GlaxoSmithKline PLC-ADR (United Kingdom)          716,500       33,954,935
--------------------------------------------------------------------------
Johnson & Johnson                                 251,000       15,918,420
--------------------------------------------------------------------------
Merck & Co. Inc.                                1,212,600       38,972,964
--------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                        785,200       23,446,072
--------------------------------------------------------------------------
Wyeth                                             501,600       21,363,144
==========================================================================
                                                               185,596,839
==========================================================================

PROPERTY & CASUALTY INSURANCE-3.55%

ACE Ltd. (Cayman Islands)                         517,800       22,135,950
--------------------------------------------------------------------------
Chubb Corp. (The)                                 201,000       15,456,900
--------------------------------------------------------------------------
St. Paul Travelers Cos., Inc. (The)               414,988       15,383,605
==========================================================================
                                                                52,976,455
==========================================================================

PUBLISHING-3.49%

Gannett Co., Inc.                                 225,500       18,423,350
--------------------------------------------------------------------------
New York Times Co. (The)-Class A                  359,500       14,667,600
--------------------------------------------------------------------------
Tribune Co.                                       450,800       18,996,712
==========================================================================
                                                                52,087,662
==========================================================================

RAILROADS-2.27%

Norfolk Southern Corp.                            433,400       15,684,746
--------------------------------------------------------------------------
Union Pacific Corp.                               269,600       18,130,600
==========================================================================
                                                                33,815,346
==========================================================================

REGIONAL BANKS-1.87%

BB&T Corp.                                        355,400       14,944,570
--------------------------------------------------------------------------
SunTrust Banks, Inc.                              175,900       12,995,492
==========================================================================
                                                                27,940,062
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

SEMICONDUCTORS-4.42%

Analog Devices, Inc.                              379,400   $   14,007,448
--------------------------------------------------------------------------
Intel Corp.                                       946,800       22,145,652
--------------------------------------------------------------------------
National Semiconductor Corp.                      894,800       16,061,660
--------------------------------------------------------------------------
Xilinx, Inc.                                      462,200       13,704,230
==========================================================================
                                                                65,918,990
==========================================================================

SOFT DRINKS-0.98%

Coca-Cola Co. (The)                               350,700       14,599,641
==========================================================================

SYSTEMS SOFTWARE-4.42%

Computer Associates International, Inc.           704,700       21,887,982
--------------------------------------------------------------------------
Microsoft Corp.                                 1,647,000       43,991,370
==========================================================================
                                                                65,879,352
==========================================================================

THRIFTS & MORTGAGE FINANCE-1.05%

Washington Mutual, Inc.                           369,900       15,639,372
==========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $1,166,527,688)                        1,360,489,331
==========================================================================

MONEY MARKET FUNDS-8.89%

Liquid Assets Portfolio-Institutional
  Class(d)                                     66,319,755       66,319,755
--------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(d)    66,319,755       66,319,755
==========================================================================
    Total Money Market Funds (Cost
      $132,639,510)                                            132,639,510
==========================================================================
TOTAL INVESTMENTS-100.10% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost
  $1,299,167,198)                                            1,493,128,841
==========================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED
MONEY MARKET FUNDS-0.32%

STIC Prime Portfolio-Institutional
  Class(d)(e)                                   4,769,488        4,769,488
==========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $4,769,488)                                          4,769,488
==========================================================================
TOTAL INVESTMENTS-100.42% (Cost
  $1,303,936,686)                                            1,497,898,329
==========================================================================
OTHER ASSETS LESS LIABILITIES-(0.42%)                           (6,262,458)
==========================================================================
NET ASSETS-100.00%                                          $1,491,635,871
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The market value of this security at December 31, 2004 represented 1.50% of the Fund's Total Investments. See Note 1A.
(b) All or a portion of this security has been pledged as collateral for securities lending transactions at December 31, 2004.
(c) Non-income producing security.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(e) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.
See accompanying notes which are an integral part of the financial statements.
                           AIM V.I. CORE EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004

ASSETS:

Investments, at market value (cost
  $1,166,527,688)*                             $1,360,489,331
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $137,408,998)                             137,408,998
=============================================================
    Total investments (cost $1,303,936,686)     1,497,898,329
_____________________________________________________________
=============================================================
Receivables for:
  Investments sold                                  1,071,821
-------------------------------------------------------------
  Fund shares sold                                     28,606
-------------------------------------------------------------
  Dividends                                         2,424,443
-------------------------------------------------------------
  Investment matured (Note 10)                      1,135,900
-------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                108,951
=============================================================
    Total assets                                1,502,668,050
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                             1,656,843
-------------------------------------------------------------
  Fund shares reacquired                            1,733,492
-------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                  178,469
-------------------------------------------------------------
  Collateral upon return of securities loaned       4,769,488
-------------------------------------------------------------
Accrued administrative services fees                2,506,900
-------------------------------------------------------------
Accrued distribution fees -- Series II                  2,537
-------------------------------------------------------------
Accrued transfer agent fees                             3,814
-------------------------------------------------------------
Accrued operating expenses                            180,636
=============================================================
    Total liabilities                              11,032,179
=============================================================
Net assets applicable to shares outstanding    $1,491,635,871
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                $1,598,214,585
-------------------------------------------------------------
  Undistributed net investment income              11,590,806
-------------------------------------------------------------
  Undistributed net realized gain (loss) from
    investment securities and foreign
    currencies                                   (312,131,163)
-------------------------------------------------------------
  Unrealized appreciation of investment
    securities                                    193,961,643
=============================================================
                                               $1,491,635,871
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                       $1,487,462,489
_____________________________________________________________
=============================================================
Series II                                      $    4,173,382
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Series I                                           65,830,667
_____________________________________________________________
=============================================================
Series II                                             185,656
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                    $        22.60
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                    $        22.48
_____________________________________________________________
=============================================================

* At December 31, 2004, securities with an aggregate market value of $4,510,256 were on loan to brokers.

STATEMENT OF OPERATIONS

For the year ended December 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $137,321)                                      $ 31,148,436
-------------------------------------------------------------
Dividends from affiliated money market funds
  (including securities lending income of
  $6,444**)                                         1,304,676
=============================================================
    Total investment income                        32,453,112
=============================================================

EXPENSES:

Advisory fees                                       9,144,411
-------------------------------------------------------------
Administrative services fees                        3,911,626
-------------------------------------------------------------
Custodian fees                                        163,693
-------------------------------------------------------------
Distribution fees -- Series II                          9,873
-------------------------------------------------------------
Transfer agent fees                                    28,098
-------------------------------------------------------------
Trustees' fees and retirement benefits                 49,786
-------------------------------------------------------------
Other                                                 416,038
=============================================================
    Total expenses                                 13,723,525
=============================================================
Less: Fees waived, expenses reimbursed and
      expense offset arrangement                      (22,925)
=============================================================
    Net expenses                                   13,700,600
=============================================================
Net investment income                              18,752,512
=============================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain from:
  Investment securities                            97,912,492
-------------------------------------------------------------
  Foreign currencies                                   21,137
=============================================================
                                                   97,933,629
=============================================================
Change in net unrealized appreciation of
  investment securities                            10,319,904
=============================================================
Net gain from investment securities and foreign
  currencies                                      108,253,533
=============================================================
Net increase in net assets resulting from
  operations                                     $127,006,045
_____________________________________________________________
=============================================================

** Dividends from affiliated money market funds are net of income rebate paid to securities lending counterparties.

See accompanying notes which are an integral part of the financial statements.
                           AIM V.I. CORE EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2004 and 2003

                                                                   2004              2003
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $   18,752,512    $   12,890,531
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                            97,933,629       (24,972,748)
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                             10,319,904       324,404,651
==============================================================================================
    Net increase in net assets resulting from operations         127,006,045       312,322,434
==============================================================================================
Distributions to shareholders from net investment income:
  Series I                                                       (14,182,082)      (14,186,491)
----------------------------------------------------------------------------------------------
  Series II                                                          (32,455)          (31,366)
==============================================================================================
    Decrease in net assets resulting from distributions          (14,214,537)      (14,217,857)
==============================================================================================
Share transactions-net:
  Series I                                                      (180,502,395)     (127,008,381)
----------------------------------------------------------------------------------------------
  Series II                                                           63,621         1,187,509
==============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (180,438,774)     (125,820,872)
==============================================================================================
    Net increase (decrease) in net assets                        (67,647,266)      172,283,705
==============================================================================================

NET ASSETS:

  Beginning of year                                            1,559,283,137     1,386,999,432
==============================================================================================
  End of year (including undistributed net investment income
    of $11,590,806 and $7,031,694, respectively)              $1,491,635,871    $1,559,283,137
______________________________________________________________________________________________
==============================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Core Equity Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of

                           AIM V.I. CORE EQUITY FUND
prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor. The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized

                           AIM V.I. CORE EQUITY FUND
     foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.65% of the first $250 million of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets in excess of $250 million. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.30% of average daily net assets, through April 30, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $22,212.

    For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $712 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. Pursuant to such agreement for the year ended December 31, 2004, AIM was paid $3,911,626, of which AIM retained $335,421 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AISI $28,098.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has contractually agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total annual fund operating expenses (excluding items (ii) through (vii) discussed above) of Series II shares to 1.45% of average daily net assets, through April 30, 2006. AIM Distributors did not reimburse fees during the period under this expense limitation. Pursuant to the Plan, for the year ended December 31, 2004, the Series II shares paid $9,873.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

                           AIM V.I. CORE EQUITY FUND

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE      DIVIDEND      REALIZED
FUND               12/31/03          AT COST          FROM SALES       (DEPRECIATION)      12/31/04         INCOME      GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class          $ 69,099,940      $251,279,927      $(254,060,112)       $     --       $ 66,319,755     $  652,987     $     --
-----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            69,099,940       251,279,927       (254,060,112)             --         66,319,755        645,245           --
===================================================================================================================================
  Subtotal       $138,199,880      $502,559,854      $(508,120,224)       $     --       $132,639,510     $1,298,232     $     --
===================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE      DIVIDEND      REALIZED
FUND               12/31/03          AT COST          FROM SALES       (DEPRECIATION)      12/31/04        INCOME*      GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class          $         --      $ 77,703,400      $ (77,703,400)       $     --       $         --     $    4,775     $     --
-----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class                    --        32,765,232        (27,995,744)             --          4,769,488          1,669           --
===================================================================================================================================
  Subtotal       $         --      $110,468,632      $(105,699,144)       $     --       $  4,769,488     $    6,444     $     --
===================================================================================================================================
  Total          $138,199,880      $613,028,486      $(613,819,368)       $     --       $137,408,998     $1,304,676     $     --
___________________________________________________________________________________________________________________________________
===================================================================================================================================

* Dividend income is net of income rebate paid to securities lending counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2004, the Fund engaged in purchases and sales of securities of $18,616,211 and $49,159,043, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2004, the Fund received credits in transfer agency fees of $1 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $1.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2004, the Fund paid legal fees of $6,089 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by
                           AIM V.I. CORE EQUITY FUND
collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At December 31, 2004, securities with an aggregate value of $4,510,256 were on loan to brokers. The loans were secured by cash collateral of $4,769,488 received by the Fund and subsequently invested in affiliated money market funds. For the year ended December 31, 2004, the Fund received dividends on cash collateral net of income rebate paid to counterparties of $6,444 for securities lending transactions.

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2004 and 2003 was as follows:

                                                                 2004           2003
----------------------------------------------------------------------------------------
Distributions paid from ordinary income                       $14,214,537    $14,217,857
________________________________________________________________________________________
========================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                                   2004
----------------------------------------------------------------------------
Undistributed ordinary income                                 $   18,797,910
----------------------------------------------------------------------------
Unrealized appreciation -- investments                           171,032,122
----------------------------------------------------------------------------
Temporary book/tax differences                                      (153,494)
----------------------------------------------------------------------------
Capital loss carryforward                                       (296,255,252)
----------------------------------------------------------------------------
Shares of beneficial interest                                  1,598,214,585
============================================================================
Total net assets                                              $1,491,635,871
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and defaulted bonds.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

                           AIM V.I. CORE EQUITY FUND

    The Fund utilized $96,468,555 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2004 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2009                                               $275,037,399
-----------------------------------------------------------------------------
December 31, 2011                                                 21,217,853
=============================================================================
Total capital loss carryforward                                 $296,255,252
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $730,580,446 and $912,286,740, respectively.

    Receivable for investments matured represents the estimated proceeds to the Fund by Candescent Technologies Corp., which is in default with respect to the principal payments on $18,500,000 par value, Senior Unsecured Guaranteed Subordinated Debentures, 8.00%, which was due May 1, 2003. This estimate was determined in accordance with the fair valuation procedures authorized by the Board of Trustees.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $188,609,648
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (17,577,526)
==============================================================================
Net unrealized appreciation of investment securities             $171,032,122
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $1,326,866,207.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, on December 31, 2004, undistributed net investment income (loss) was increased by $21,137 and undistributed net realized gain (loss) was decreased by $21,137. This reclassification had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION

                                           CHANGES IN SHARES OUTSTANDING (a)
------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------
                                                                         2004                           2003
                                                              ---------------------------    ---------------------------
                                                                SHARES         AMOUNT          SHARES         AMOUNT
------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                       706,992    $  15,076,577     1,752,378    $  32,165,026
------------------------------------------------------------------------------------------------------------------------
  Series II                                                       46,375          984,768       155,224        2,728,158
========================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                       633,129       14,182,082       702,995       14,186,491
------------------------------------------------------------------------------------------------------------------------
  Series II                                                        1,456           32,454         1,561           31,366
========================================================================================================================
Reacquired:
  Series I                                                    (9,797,694)    (209,761,054)   (9,709,887)    (173,359,898)
------------------------------------------------------------------------------------------------------------------------
  Series II                                                      (44,856)        (953,601)      (89,175)      (1,572,015)
========================================================================================================================
                                                              (8,454,598)   $(180,438,774)   (7,186,904)   $(125,820,872)
________________________________________________________________________________________________________________________
========================================================================================================================

()(a)There are three entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 74% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.

                           AIM V.I. CORE EQUITY FUND

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                    SERIES I
                                                ---------------------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                ---------------------------------------------------------------------------------
                                                   2004                2003             2002             2001             2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $    20.94          $    16.99       $    20.20       $    26.19       $    31.59
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                                0.30(a)             0.17(b)          0.12(b)          0.03(c)          0.01(b)
---------------------------------------------------------------------------------------------------------------------------------
 Net gains (losses) on securities (both
   realized and unrealized)                           1.58                3.97            (3.27)           (6.01)           (4.56)
=================================================================================================================================
   Total from investment operations                   1.88                4.14            (3.15)           (5.98)           (4.55)
=================================================================================================================================
Less distributions:
 Dividends from net investment income                (0.22)              (0.19)           (0.06)           (0.01)           (0.04)
---------------------------------------------------------------------------------------------------------------------------------
 Distributions from net realized gains                  --                  --               --               --            (0.81)
=================================================================================================================================
   Total distributions                               (0.22)              (0.19)           (0.06)           (0.01)           (0.85)
=================================================================================================================================
Net asset value, end of period                  $    22.60          $    20.94       $    16.99       $    20.20       $    26.19
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(d)                                       8.97%              24.42%          (15.58)%         (22.83)%         (14.56)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)        $1,487,462          $1,555,475       $1,385,050       $1,916,875       $2,514,262
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets               0.91%(e)            0.81%(f)         0.78%            0.82%            0.84%
=================================================================================================================================
Ratio of net investment income to average net
 assets                                               1.25%(a)(e)         0.91%            0.67%            0.12%(c)         0.04%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                 52%                 31%             113%              73%              75%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income per share and the ratio of net investment to average net assets excluding the special dividend are $0.23 and 0.92%, respectively.
(b)Calculated using average shares outstanding.
(c)As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been remained unchanged and the ratio of net investment income to average net assets would have been 0.13%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(d)Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(e)Ratios are based on average daily net assets of $1,499,286,098.
(f)After fee waivers and/or reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expenses reimbursements was 0.82%.

                                                                                        SERIES II
                                                              --------------------------------------------------------------
                                                                                                            OCTOBER 24, 2001
                                                                                                              (DATE SALES
                                                                      YEAR ENDED DECEMBER 31,                COMMENCED) TO
                                                              ---------------------------------------         DECEMBER 31,
                                                                2004             2003          2002               2001
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $20.85           $16.94        $ 20.19            $18.97
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)                                    0.21(a)          0.12(b)        0.07(b)          (0.00)
----------------------------------------------------------------------------------------------------------------------------
 Net gains (losses) on securities (both realized and
   unrealized)                                                   1.60             3.96          (3.26)             1.23
============================================================================================================================
   Total from investment operations                              1.81             4.08          (3.19)             1.23
============================================================================================================================
Less dividends from net investment income                       (0.18)           (0.17)         (0.06)            (0.01)
============================================================================================================================
Net asset value, end of period                                 $22.48           $20.85        $ 16.94            $20.19
____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(c)                                                  8.67%           24.15%        (15.79)%            6.49%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $4,173           $3,808        $ 1,949            $  400
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average net assets                          1.16%(d)         1.06%(e)       1.03%             1.03%(f)
============================================================================================================================
Ratio of net investment income (loss) to average net assets      1.00%(a)(d)      0.66%          0.42%            (0.10)%(f)
____________________________________________________________________________________________________________________________
============================================================================================================================
Portfolio turnover rate(g)                                         52%              31%           113%               73%
____________________________________________________________________________________________________________________________
============================================================================================================================

(a)Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income per share and the ratio of net investment to average net assets excluding the special dividend are $0.14 and 0.67%, respectively.
(b)Calculated using average shares outstanding.
(c)Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(d)Ratios are based on average daily net assets of $3,949,042.
(e)After fee waivers and/or reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expenses reimbursements was 1.07%.
(f)Annualized.
(g)Not annualized for periods less than one year.

                           AIM V.I. CORE EQUITY FUND

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

    On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

    Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

    Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.

    The SEC has also settled market timing enforcement actions against Raymond
R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

    The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.


    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

    The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

    As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the

                           AIM V.I. CORE EQUITY FUND
future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

Ongoing Regulatory Inquiries Concerning IFG and AIM

    IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

    AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.


Private Civil Actions Alleging Market Timing

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

    All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.


Private Civil Actions Alleging Improper Use of Fair Value Pricing

    Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the

                           AIM V.I. CORE EQUITY FUND

United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.


Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

    Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.


Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.


Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

    A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
*                                       *                                      *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

                           AIM V.I. CORE EQUITY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds
Houston, Texas



We have audited the accompanying statement of assets and liabilities of AIM V.I. Dent Demographic Trends Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, including the schedule of investments as of December 31, 2004, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Dent Demographic Trends Fund as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended in conformity with accounting principles generally accepted in the United States of America.

                                                /s/ TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 4, 2005

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

SCHEDULE OF INVESTMENTS

December 31, 2004


                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-96.22%

APPAREL RETAIL-1.20%

American Eagle Outfitters, Inc.                   12,800   $    602,880
-----------------------------------------------------------------------
Chico's FAS, Inc.(a)                              25,000      1,138,250
=======================================================================
                                                              1,741,130
=======================================================================

APPLICATION SOFTWARE-3.92%

Amdocs Ltd. (United Kingdom)(a)                   92,000      2,415,000
-----------------------------------------------------------------------
Autodesk, Inc.                                    37,900      1,438,305
-----------------------------------------------------------------------
Intuit Inc.(a)                                    24,200      1,065,042
-----------------------------------------------------------------------
NAVTEQ Corp.(a)                                   16,700        774,212
=======================================================================
                                                              5,692,559
=======================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.58%

Legg Mason, Inc.                                  31,350      2,296,701
=======================================================================

BIOTECHNOLOGY-4.54%

Biogen Idec Inc.(a)                               23,500      1,565,335
-----------------------------------------------------------------------
Gen-Probe Inc.(a)                                 37,500      1,695,375
-----------------------------------------------------------------------
Genentech, Inc.(a)                                27,000      1,469,880
-----------------------------------------------------------------------
Gilead Sciences, Inc.(a)                          53,400      1,868,466
=======================================================================
                                                              6,599,056
=======================================================================

BROADCASTING & CABLE TV-0.77%

Univision Communications Inc.-Class A(a)          38,000      1,112,260
=======================================================================

COMMUNICATIONS EQUIPMENT-6.74%

Cisco Systems, Inc.(a)                           121,500      2,344,950
-----------------------------------------------------------------------
Comverse Technology, Inc.(a)                      90,900      2,222,505
-----------------------------------------------------------------------
Motorola, Inc.                                   123,200      2,119,040
-----------------------------------------------------------------------
Nokia Oyj-ADR (Finland)                           64,000      1,002,880
-----------------------------------------------------------------------
QUALCOMM Inc.                                     26,000      1,102,400
-----------------------------------------------------------------------
Research In Motion Ltd. (Canada)(a)               12,000        989,040
=======================================================================
                                                              9,780,815
=======================================================================

COMPUTER & ELECTRONICS RETAIL-1.24%

Best Buy Co., Inc.                                30,400      1,806,368
=======================================================================

COMPUTER HARDWARE-3.58%

Apple Computer, Inc.(a)                           23,500      1,513,400
-----------------------------------------------------------------------
Dell Inc.(a)                                      87,500      3,687,250
=======================================================================
                                                              5,200,650
=======================================================================

COMPUTER STORAGE & PERIPHERALS-2.50%

EMC Corp.(a)                                     121,500      1,806,705
-----------------------------------------------------------------------
Lexmark International, Inc.-Class A(a)            21,500      1,827,500
=======================================================================
                                                              3,634,205
=======================================================================

CONSUMER FINANCE-3.69%

American Express Co.                              41,000      2,311,170
-----------------------------------------------------------------------

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

CONSUMER FINANCE-(CONTINUED)

Providian Financial Corp.(a)                      91,100   $  1,500,417
-----------------------------------------------------------------------
SLM Corp.                                         28,900      1,542,971
=======================================================================
                                                              5,354,558
=======================================================================

DATA PROCESSING & OUTSOURCED SERVICES-1.99%

Alliance Data Systems Corp.(a)                    60,800      2,886,784
=======================================================================

DEPARTMENT STORES-2.03%

Kohl's Corp.(a)                                   23,000      1,130,910
-----------------------------------------------------------------------
Nordstrom, Inc.                                   39,000      1,822,470
=======================================================================
                                                              2,953,380
=======================================================================

DISTILLERS & VINTNERS-0.31%

Constellation Brands, Inc.-Class A(a)              9,600        446,496
=======================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.79%

Cendant Corp.                                    110,900      2,592,842
=======================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-1.26%

Agilent Technologies, Inc.(a)                     76,000      1,831,600
=======================================================================

ENVIRONMENTAL SERVICES-0.73%

Stericycle, Inc.(a)                               22,900      1,052,255
=======================================================================

GENERAL MERCHANDISE STORES-1.91%

Target Corp.                                      53,500      2,778,255
=======================================================================

HEALTH CARE EQUIPMENT-5.40%

Bard (C.R.), Inc.                                 24,300      1,554,714
-----------------------------------------------------------------------
DENTSPLY International Inc.                       26,000      1,461,200
-----------------------------------------------------------------------
Fisher Scientific International Inc.(a)           28,000      1,746,640
-----------------------------------------------------------------------
Kinetic Concepts, Inc.(a)                         20,000      1,526,000
-----------------------------------------------------------------------
Varian Medical Systems, Inc.(a)                   36,000      1,556,640
=======================================================================
                                                              7,845,194
=======================================================================

HEALTH CARE SERVICES-3.45%

Caremark Rx, Inc.(a)                              33,400      1,316,962
-----------------------------------------------------------------------
DaVita, Inc.(a)                                   56,550      2,235,422
-----------------------------------------------------------------------
Quest Diagnostics Inc.                            15,200      1,452,360
=======================================================================
                                                              5,004,744
=======================================================================

HEALTH CARE SUPPLIES-1.40%

Alcon, Inc. (Switzerland)                         25,200      2,031,120
=======================================================================

HOTELS, RESORTS & CRUISE LINES-2.92%

Carnival Corp. (Panama)                           35,800      2,063,154
-----------------------------------------------------------------------
Hilton Hotels Corp.                               80,500      1,830,570
-----------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.          6,000        350,400
=======================================================================
                                                              4,244,124
=======================================================================

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND


                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

HYPERMARKETS & SUPER CENTERS-1.52%

Costco Wholesale Corp.                            45,500   $  2,202,655
=======================================================================

INTERNET RETAIL-2.20%

eBay Inc.(a)                                      27,500      3,197,700
=======================================================================

INTERNET SOFTWARE & SERVICES-3.57%

Google Inc.-Class A(a)                             7,500      1,448,250
-----------------------------------------------------------------------
VeriSign, Inc.(a)                                 20,400        683,808
-----------------------------------------------------------------------
Yahoo! Inc.(a)                                    81,000      3,052,080
=======================================================================
                                                              5,184,138
=======================================================================

INVESTMENT BANKING & BROKERAGE-2.22%

Goldman Sachs Group, Inc. (The)                   31,000      3,225,240
=======================================================================

IT CONSULTING & OTHER SERVICES-0.73%

Accenture Ltd.-Class A (Bermuda)(a)               39,300      1,061,100
=======================================================================

MANAGED HEALTH CARE-1.98%

Aetna Inc.                                        23,000      2,869,250
=======================================================================

MOTORCYCLE MANUFACTURERS-0.98%

Harley-Davidson, Inc.                             23,500      1,427,625
=======================================================================

MOVIES & ENTERTAINMENT-1.74%

Pixar(a)                                           9,000        770,490
-----------------------------------------------------------------------
Walt Disney Co. (The)                             63,400      1,762,520
=======================================================================
                                                              2,533,010
=======================================================================

PERSONAL PRODUCTS-2.42%

Estee Lauder Cos. Inc. (The)-Class A              47,300      2,164,921
-----------------------------------------------------------------------
Gillette Co. (The)                                30,000      1,343,400
=======================================================================
                                                              3,508,321
=======================================================================

PHARMACEUTICALS-4.78%

Eon Labs, Inc.(a)                                 60,100      1,622,700
-----------------------------------------------------------------------
Johnson & Johnson                                 37,000      2,346,540
-----------------------------------------------------------------------
Sepracor Inc.(a)                                  24,000      1,424,880
-----------------------------------------------------------------------
Shire Pharmaceuticals Group PLC-ADR
  (United Kingdom)                                48,500      1,549,575
=======================================================================
                                                              6,943,695
=======================================================================

PROPERTY & CASUALTY INSURANCE-1.51%

Allstate Corp. (The)                              42,500      2,198,100
=======================================================================

PUBLISHING-0.83%

Getty Images, Inc.(a)                             17,600      1,211,760
=======================================================================

REGIONAL BANKS-1.07%

Bank of Hawaii Corp.                              30,600      1,552,644
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------


RESTAURANTS-2.11%

Darden Restaurants, Inc.                          46,000   $  1,276,040
-----------------------------------------------------------------------
Yum! Brands, Inc.                                 38,000      1,792,840
=======================================================================
                                                              3,068,880
=======================================================================

SEMICONDUCTOR EQUIPMENT-1.54%

Novellus Systems, Inc.(a)                         80,000      2,231,200
=======================================================================

SEMICONDUCTORS-3.37%

Analog Devices, Inc.                              46,200      1,705,704
-----------------------------------------------------------------------
Microchip Technology Inc.                         59,000      1,572,940
-----------------------------------------------------------------------
National Semiconductor Corp.                      90,000      1,615,500
=======================================================================
                                                              4,894,144
=======================================================================

SPECIALIZED FINANCE-0.87%

Chicago Mercantile Exchange (The)                  5,500      1,257,850
=======================================================================

SPECIALTY CHEMICALS-0.74%

Ecolab Inc.                                       30,500      1,071,465
=======================================================================

SPECIALTY STORES-1.60%

Cabela's Inc.-Class A(a)                          48,600      1,105,164
-----------------------------------------------------------------------
Tiffany & Co.                                     38,000      1,214,860
=======================================================================
                                                              2,320,024
=======================================================================

SYSTEMS SOFTWARE-6.33%

McAfee Inc.(a)                                    54,000      1,562,220
-----------------------------------------------------------------------
Microsoft Corp.                                   39,900      1,065,729
-----------------------------------------------------------------------
Oracle Corp.(a)                                  177,000      2,428,440
-----------------------------------------------------------------------
Symantec Corp.(a)                                103,400      2,663,584
-----------------------------------------------------------------------
VERITAS Software Corp.(a)                         51,700      1,476,035
=======================================================================
                                                              9,196,008
=======================================================================

THRIFTS & MORTGAGE FINANCE-1.16%

Doral Financial Corp. (Puerto Rico)               34,200      1,684,350
=======================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $113,018,117)                         139,724,255
=======================================================================

MONEY MARKET FUNDS-3.53%

Liquid Assets Portfolio-Institutional
  Class(b)                                     2,563,954      2,563,954
-----------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(b)    2,563,954      2,563,954
=======================================================================
    Total Money Market Funds (Cost
      $5,127,908)                                             5,127,908
=======================================================================
TOTAL INVESTMENTS-99.75% (Cost $118,146,025)                144,852,163
=======================================================================
OTHER ASSETS LESS LIABILITIES-0.25%                             356,731
=======================================================================
NET ASSETS-100.00%                                         $145,208,894
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
See accompanying notes which are an integral part of the financial statements.
                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS:

Investments, at market value (cost
  $113,018,117)                                  $139,724,255
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $5,127,908)                                 5,127,908
=============================================================
    Total investments (cost $118,146,025)         144,852,163
=============================================================
Receivables for:
  Investments sold                                  1,346,102
-------------------------------------------------------------
  Fund shares sold                                    122,187
-------------------------------------------------------------
  Dividends                                            70,595
-------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                 25,344
=============================================================
    Total assets                                  146,416,391
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                               833,293
-------------------------------------------------------------
  Fund shares reacquired                               85,272
-------------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                              27,701
-------------------------------------------------------------
Accrued administrative services fees                  175,448
-------------------------------------------------------------
Accrued distribution fees -- Series II                 46,587
-------------------------------------------------------------
Accrued transfer agent fees                             2,651
-------------------------------------------------------------
Accrued operating expenses                             36,545
=============================================================
    Total liabilities                               1,207,497
=============================================================
Net assets applicable to shares outstanding      $145,208,894
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                    $152,426,466
-------------------------------------------------------------
Undistributed net investment income (loss)            (21,905)
-------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and option contracts      (33,901,805)
-------------------------------------------------------------
Unrealized appreciation of investment
  securities                                       26,706,138
=============================================================
                                                 $145,208,894
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                         $ 76,039,516
_____________________________________________________________
=============================================================
Series II                                        $ 69,169,378
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                           13,483,766
_____________________________________________________________
=============================================================
Series II                                          12,348,464
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $       5.64
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $       5.60
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $6,008)                                        $   977,044
------------------------------------------------------------
Dividends from affiliated money market funds          78,259
============================================================
    Total investment income                        1,055,303
============================================================

EXPENSES:

Advisory fees                                      1,115,158
------------------------------------------------------------
Administrative services fees                         385,564
------------------------------------------------------------
Custodian fees                                        41,165
------------------------------------------------------------
Distribution fees -- Series II                       164,476
------------------------------------------------------------
Transfer agent fees                                   15,213
------------------------------------------------------------
Trustees' fees and retirement benefits                14,642
------------------------------------------------------------
Other                                                 59,197
============================================================
    Total expenses                                 1,795,415
============================================================
Less: Fees waived, expenses reimbursed and
    expense offset arrangement                        (1,595)
============================================================
    Net expenses                                   1,793,820
============================================================
Net investment income (loss)                        (738,517)
============================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT
  SECURITIES AND OPTION CONTRACTS:

Net realized gain from:
  Investment securities                            4,553,886
------------------------------------------------------------
  Option contracts written                            73,547
============================================================
                                                   4,627,433
============================================================
Change in net unrealized appreciation of
  investment securities                            6,264,074
============================================================
Net gain from investment securities and option
  contracts                                       10,891,507
============================================================
Net increase in net assets resulting from
  operations                                     $10,152,990
____________________________________________________________
============================================================

See accompanying notes which are an integral part of the financial statements.
                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2004 and 2003

                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (738,517)   $   (483,214)
------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and option contracts                              4,627,433       1,783,016
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and option contracts                              6,264,074      20,805,019
==========================================================================================
    Net increase in net assets resulting from operations        10,152,990      22,104,821
==========================================================================================
Share transactions-net:
  Series I                                                       5,206,868      25,556,644
------------------------------------------------------------------------------------------
  Series II                                                      5,328,383      38,614,358
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                               10,535,251      64,171,002
==========================================================================================
    Net increase in net assets                                  20,688,241      86,275,823
==========================================================================================

NET ASSETS:

  Beginning of year                                            124,520,653      38,244,830
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(21,905) and $(19,450), respectively)          $145,208,894    $124,520,653
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.
                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Dent Demographic Trends Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.


       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). H.S. Dent Advisors, Inc. ("H.S. Dent") is the Fund's sub-advisor. Under the terms of the investment advisory agreement, effective July 1, 2004, the Fund pays an advisory fee to AIM at the annual rate of 0.77% of the first $2 billion of the Fund's average daily net assets, plus 0.72% of the Fund's average daily net assets in excess of $2 billion. Prior to July 1, 2004, the Fund paid an advisory fee to AIM at the annual rate of 0.85% of the first $2 billion of the Fund's average daily net assets, plus 0.80% of the Fund's average daily net assets exceeding $2 billion. Under the terms of the sub-advisory agreement between AIM and H.S. Dent, effective July 1, 2004, AIM pays H.S. Dent at the annual rate of 6.49% of the net management fee for the Fund, however, no sub-advisory fee shall be due with respect to the Fund if the net

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND
assets of the Fund fall below $50 million. Prior to July 1, 2004, AIM paid H.S. Dent at the annual rate of 0.13% of the first $1 billion of the Fund's average daily net assets, plus 0.10% of the next $1 billion of the Fund's average daily net assets, plus 0.07% of the Fund's average daily net assets in excess of $2 billion. Effective January 1, 2005 through December 31, 2009, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of 0.695% of the first $250 million, plus 0.67% of the next $250 million, plus 0.645% of the next $500 million, plus 0.62% of the next $1.5 billion, plus 0.595% of the next $2.5 billion, plus 0.57% of the next $2.5 billion, plus 0.545% of the next $2.5 billion, plus 0.52% of the Fund's average daily net assets in excess of $10 billion. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.30% of average daily net assets, through April 30, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $1,326.

    For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $112 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. Pursuant to such agreement for the year ended December 31, 2004, AIM was paid $385,564, of which AIM retained $50,000 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AISI $15,213.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has contractually agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total annual fund operating expenses (excluding items (ii) through (vii) discussed above) of Series II shares to 1.45% of average daily net assets, through April 30, 2006. AIM Distributors did not reimburse fees during the period under this expense limitation. Pursuant to the Plan, for the year ended December 31, 2004, the Series II shares paid $164,476.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               12/31/03          AT COST          FROM SALES       (DEPRECIATION)      12/31/04        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $4,258,463       $37,405,198       $(39,099,707)         $   --         $2,563,954       $39,507       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            4,258,463        37,405,198        (39,099,707)             --          2,563,954        38,752           --
==================================================================================================================================
  Total           $8,516,926       $74,810,396       $(78,199,414)         $   --         $5,127,908       $78,259       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2004, the Fund engaged in purchases and sales of securities of $3,275,883 and $1,566,001, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2004, the Fund received credits in custodian fees of $157 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $157.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2004, the Fund paid legal fees of $2,939 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--OPTION CONTRACTS WRITTEN

                          TRANSACTIONS DURING THE PERIOD
-----------------------------------------------------------------------------------
                                                              CALL OPTION CONTRACTS
                                                              ---------------------
                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED
-----------------------------------------------------------------------------------
Beginning of year                                                 --       $     --
-----------------------------------------------------------------------------------
Written                                                          254         84,867
-----------------------------------------------------------------------------------
Closed                                                           (29)       (49,318)
-----------------------------------------------------------------------------------
Expired                                                         (225)       (35,549)
===================================================================================
End of year                                                       --       $     --
___________________________________________________________________________________
===================================================================================

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

There were no ordinary income & long term capital gain distributions paid during the years ended December 31, 2004 and 2003.

TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                                  2004
--------------------------------------------------------------------------
Unrealized appreciation -- investments                        $ 25,714,518
--------------------------------------------------------------------------
Temporary book/tax differences                                     (24,754)
--------------------------------------------------------------------------
Capital loss carryforward                                      (32,907,336)
--------------------------------------------------------------------------
Shares of beneficial interest                                  152,426,466
==========================================================================
Total net assets                                              $145,208,894
__________________________________________________________________________
==========================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and the treatment of return of capital.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund utilized $4,301,405 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2004 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2009                                                $19,305,574
-----------------------------------------------------------------------------
December 31, 2010                                                 13,601,762
=============================================================================
Total capital loss carryforward                                  $32,907,336
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $195,866,361 and $185,767,597, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities     $    26,350,298
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities          (635,780)
===============================================================================
Net unrealized appreciation of investment securities           $    25,714,518
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $119,137,645.


NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating losses and prior year return of capital distribution, on December 31, 2004, undistributed net investment income (loss) was increased by $736,062, undistributed net realized gain (loss) increased by $906 and shares of beneficial interest decreased by $736,968. This reclassification had no effect on the net assets of the Fund.

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

NOTE 12--SHARE INFORMATION

                                          CHANGES IN SHARES OUTSTANDING(a)
---------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              -------------------------------------------------------
                                                                         2004                         2003
                                                              --------------------------    -------------------------
                                                                SHARES         AMOUNT         SHARES        AMOUNT
---------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     3,599,332    $ 19,023,172     7,197,545    $33,332,639
---------------------------------------------------------------------------------------------------------------------
  Series II                                                    4,811,300      25,774,483     9,405,244     43,085,074
=====================================================================================================================
Reacquired:
  Series I                                                    (2,626,910)    (13,816,304)   (1,735,831)    (7,775,995)
---------------------------------------------------------------------------------------------------------------------
  Series II                                                   (3,910,303)    (20,446,100)     (996,565)    (4,470,716)
=====================================================================================================================
                                                               1,873,419    $ 10,535,251    13,870,393    $64,171,002
_____________________________________________________________________________________________________________________
=====================================================================================================================

(a) There are five entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 91% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities which are considered to be related to the Fund, for providing services to the Fund, AIM and/or affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                         SERIES I
                                          -----------------------------------------------------------------------

                                                                  YEAR ENDED DECEMBER 31,
                                          -----------------------------------------------------------------------
                                           2004               2003           2002           2001           2000
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period      $  5.21            $  3.79        $  5.59        $  8.21        $ 10.00
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)              (0.02)(a)(b)       (0.03)(a)      (0.03)(a)      (0.05)(a)      (0.07)(a)
-----------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                 0.45               1.45          (1.77)         (2.57)         (1.72)
=================================================================================================================
    Total from investment operations         0.43               1.42          (1.80)         (2.62)         (1.79)
=================================================================================================================
Net asset value, end of period            $  5.64            $  5.21        $  3.79        $  5.59        $  8.21
_________________________________________________________________________________________________________________
=================================================================================================================
Total return(c)                              8.25%             37.47%        (32.20)%       (31.91)%       (17.90)%
_________________________________________________________________________________________________________________
=================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)  $76,040            $65,162        $26,747        $39,226        $41,300
_________________________________________________________________________________________________________________
=================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense
    reimbursements                           1.18%(d)           1.30%          1.30%          1.38%          1.40%
-----------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
    reimbursements                           1.19%(d)           1.30%          1.43%          1.44%          1.63%
=================================================================================================================
Ratio of net investment income (loss) to
  average net assets                        (0.42)%(b)(d)      (0.61)%        (0.67)%        (0.79)%        (0.69)%
_________________________________________________________________________________________________________________
=================================================================================================================
Portfolio turnover rate                       141%               139%           208%           144%            92%
_________________________________________________________________________________________________________________
=================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income (loss) per share and the Ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the Ratio of Net investment (loss) to average net assets excluding the special dividend are $(0.03) and (0.52)%, respectively.
(c) Included adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon these net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(d)  Ratios are based on average daily net assets of $71,813,731.

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND


                                                                                    SERIES II
                                                              ------------------------------------------------------
                                                                                                    NOVEMBER 7, 2001
                                                                                                    (DATE SALES
                                                                   YEAR ENDED DECEMBER 31,          COMMENCED) TO
                                                              ----------------------------------    DECEMBER 31,
                                                               2004            2003       2002         2001
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  5.19         $  3.78    $  5.58         $ 5.33
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.03)(a)(b)    (0.03)(a)   (0.04)(a)       (0.01)(a)
--------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.44            1.44      (1.76)          0.26
====================================================================================================================
    Total from investment operations                             0.41            1.41      (1.80)          0.25
====================================================================================================================
Net asset value, end of period                                $  5.60         $  5.19    $  3.78         $ 5.58
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(c)                                                  7.90%          37.30%    (32.26)%         4.69%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $69,169         $59,358    $11,498         $3,552
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.43%(d)        1.45%      1.45%          1.45%(e)
--------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.44%(d)        1.55%      1.68%          1.61%(e)
====================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.67)%(b)(d)   (0.76)%    (0.82)%        (0.85)%(e)
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate(f)                                        141%            139%       208%           144%
____________________________________________________________________________________________________________________
====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income (loss) per share and the Ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the Ratio of Net investment (loss) to average net assets excluding the special dividend are $(0.04) and (0.77)%, respectively.
(c) Included adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon these net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(d)  Ratios are based on average daily net assets of $65,790,371.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING


  On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.


  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.


    Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND
which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.


    The SEC has also settled market timing enforcement actions against Raymond
R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.


    The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION


    The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

    As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

Ongoing Regulatory Inquiries Concerning IFG and AIM


    IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.


    AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing


    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.


    All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

Private Civil Actions Alleging Improper Use of Fair Value Pricing

    Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees


    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.

Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes


    Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements


    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

    A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
*                                       *                                      *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds
Houston, Texas



We have audited the accompanying statement of assets and liabilities of AIM V.I. Diversified Income Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, including the schedule of investments as of December 31, 2004, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Diversified Income Fund as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended in conformity with accounting principles generally accepted in the United States of America.

                                                /s/ TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 4, 2005

                        AIM V.I. DIVERSIFIED INCOME FUND

SCHEDULE OF INVESTMENTS

December 31, 2004


                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
U.S. DOLLAR DENOMINATED BONDS & NOTES-71.86%

ADVERTISING-0.22%

Interpublic Group of Cos., Inc. (The), Sr.
  Unsec. Notes, 7.88%, 10/15/05(a)             $  139,000   $   143,405
=======================================================================

AEROSPACE & DEFENSE-0.50%

Lockheed Martin Corp.-Series A, Medium Term
  Notes, 8.66%, 11/30/06(a)                       300,000       328,188
=======================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.42%

Bank of New York Institutional Capital
  Trust-Series A, Bonds, 7.78%, 12/01/26
  (Acquired 06/12/03; Cost $298,178)(a)(b)        250,000       275,795
=======================================================================

AUTO PARTS & EQUIPMENT-0.26%

Lear Corp.-Series B, Sr. Unsec. Gtd. Notes,
  7.96%, 05/15/05(a)                              171,000       174,500
=======================================================================

AUTOMOBILE MANUFACTURERS-0.46%

General Motors Corp., Unsec. Global Notes,
  6.25%, 05/01/05(a)                              300,000       302,835
=======================================================================

BROADCASTING & CABLE TV-4.93%

Adelphia Communications Corp., Sr. Unsec.
  Notes, 10.88%, 10/01/10(a)(c)                   350,000       346,500
-----------------------------------------------------------------------
Cablevision Systems Corp.-New York Group, Sr.
  Floating Rate Notes, 6.67%, 04/01/09
  (Acquired 03/30/04; Cost $185,000)(a)(b)(d)     185,000       197,950
-----------------------------------------------------------------------
Charter Communications Operating, LLC/Charter
  Communications Operating Capital Corp.,
  Sr. Second Lien Notes, 8.00%, 04/30/12
  (Acquired 05/11/04; Cost $154,000)(a)(b)        160,000       167,600
-----------------------------------------------------------------------
Comcast Corp., Sr. Sub. Deb., 10.63%,
  07/15/12(a)                                     150,000       196,414
-----------------------------------------------------------------------
Continental Cablevision, Inc., Sr. Unsec.
  Deb., 9.50%, 08/01/13(a)                        500,000       533,225
-----------------------------------------------------------------------
Cox Communications, Inc., Unsec. Notes,
  6.88%, 06/15/05(a)                              100,000       101,700
-----------------------------------------------------------------------
Cox Radio, Inc., Sr. Unsec. Gtd. Notes,
  6.38%, 05/15/05(a)                              100,000       101,183
-----------------------------------------------------------------------
  Sr. Unsec. Notes, 6.63%, 02/15/06(a)            125,000       128,869
-----------------------------------------------------------------------
CSC Holdings Inc., Sr. Unsec. Notes, 7.88%,
  12/15/07(a)                                     155,000       168,562
-----------------------------------------------------------------------
Rogers Cablesystems Ltd. (Canada)-Series B,
  Sr. Sec. Second Priority Yankee Notes,
  10.00%, 03/15/05(a)                             500,000       508,125
-----------------------------------------------------------------------
TCI Communications, Inc.,
  Medium Term Notes, 8.35%, 02/15/05(a)           100,000       100,625
-----------------------------------------------------------------------
  Sr. Unsec. Notes, 8.00%, 08/01/05(a)            300,000       308,457
-----------------------------------------------------------------------

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------

BROADCASTING & CABLE TV-(CONTINUED)

Time Warner Cos., Inc.,
  Sr. Unsec. Gtd. Deb., 7.57%, 02/01/24(a)     $  225,000   $   264,674
-----------------------------------------------------------------------
  Unsec. Deb., 9.15%, 02/01/23(a)                 100,000       133,697
=======================================================================
                                                              3,257,581
=======================================================================

BUILDING PRODUCTS-0.31%

Building Materials Corp. of America-Series B,
  Sr. Unsec. Notes, 7.75%, 07/15/05(a)            200,000       204,500
=======================================================================

COMMODITY CHEMICALS-0.20%

Equistar Chemicals L.P./Equistar Funding
  Corp., Sr. Unsec. Gtd. Global Notes,
  10.13%, 09/01/08(a)                             115,000       133,112
=======================================================================

CONSUMER FINANCE-7.96%

Associates Corp. of North America, Sr. Global
  Deb., 6.95%, 11/01/18(a)                        150,000       173,988
-----------------------------------------------------------------------
Capital One Capital I, Sub. Floating Rate
  Bonds, 3.71%, 02/01/27 (Acquired
  09/15/04-09/16/04; Cost
  $457,755)(a)(b)(e)(f)                           450,000       457,501
-----------------------------------------------------------------------
Capital One Financial Corp., Sr. Unsec.
  Notes, 7.25%, 05/01/06(a)                       600,000       628,644
-----------------------------------------------------------------------
  Sr. Unsec. Notes, 8.75%, 02/01/07(a)            300,000       329,982
-----------------------------------------------------------------------
  Unsec. Notes, 7.13%, 08/01/08(a)                250,000       273,827
-----------------------------------------------------------------------
Ford Motor Credit Co.,
  Global Notes, 7.60%, 08/01/05(a)                360,000       368,204
-----------------------------------------------------------------------
  Notes, 6.75%, 05/15/05(a)                       100,000       101,254
-----------------------------------------------------------------------
  Unsec. Floating Rate Global Notes, 2.31%,
    04/28/05(a)(f)                                200,000       199,930
-----------------------------------------------------------------------
  Unsec. Global Notes, 6.50%, 01/25/07(a)         300,000       312,105
-----------------------------------------------------------------------
  Unsec. Global Notes, 6.88%, 02/01/06(a)         410,000       422,763
-----------------------------------------------------------------------
  Unsec. Global Notes, 7.50%, 03/15/05(a)         225,000       227,018
-----------------------------------------------------------------------
General Motors Acceptance Corp.,
  Floating Rate Medium Term Notes,
  4.44%, 03/04/05(a)(f)                            70,000        70,150
-----------------------------------------------------------------------
  Global Notes, 4.50%, 07/15/06(a)                610,000       611,318
-----------------------------------------------------------------------
  Global Notes, 7.50%, 07/15/05(a)                200,000       204,244
-----------------------------------------------------------------------
  Medium Term Notes, 5.25%, 05/16/05(a)           590,000       594,130
-----------------------------------------------------------------------
  Unsec. Unsub. Global Notes, 6.75%,
    01/15/06(a)(g)                                275,000       282,254
=======================================================================
                                                              5,257,312
=======================================================================

DISTILLERS & VINTNERS-0.28%

Constellation Brands, Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 8.13%, 01/15/12(a)      170,000       186,575
=======================================================================

DIVERSIFIED BANKS-9.57%

AB Spintab (Sweden), Bonds, 7.50% (Acquired
  02/12/04; Cost $334,806)(a)(b)(h)               300,000       318,660
-----------------------------------------------------------------------

                        AIM V.I. DIVERSIFIED INCOME FUND


                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
DIVERSIFIED BANKS-(CONTINUED)

Abbey National PLC (United Kingdom), Sub.
  Yankee Notes, 7.35%(a)(h)                    $  250,000   $   264,702
-----------------------------------------------------------------------
American Savings Bank, Notes, 6.63%, 02/15/06
  (Acquired 03/05/03; Cost $66,543)(a)(b)(e)       60,000        61,731
-----------------------------------------------------------------------
Banco Nacional de Comercio Exterior S.N.C.
  (Mexico), Notes, 3.88%, 01/21/09 (Acquired
  02/25/04; Cost $245,938)(a)(b)(e)               250,000       240,952
-----------------------------------------------------------------------
Bangkok Bank PCL (Hong Kong), Unsec. Sub
  Notes, 9.03%, 03/15/29 (Acquired
  11/09/04-11/17/04; Cost $561,794)(a)(b)(e)      475,000       573,942
-----------------------------------------------------------------------
BankBoston Capital Trust IV, Gtd. Floating
  Rate Notes, 3.04%, 06/08/28(a)(f)               300,000       289,683
-----------------------------------------------------------------------
Barclays Bank PLC (United Kingdom), Bonds,
  8.55% (Acquired 11/05/03; Cost
  $430,724)(a)(b)(h)                              350,000       424,158
-----------------------------------------------------------------------
Centura Capital Trust I, Gtd. Notes, 8.85%,
  06/01/27 (Acquired 05/22/03; Cost
  $632,715)(a)(b)(e)                              500,000       590,010
-----------------------------------------------------------------------
Chohung Bank (South Korea), Unsec. Sub.
  Second Tier Notes, 11.50%, 04/01/10
  (Acquired 07/01/04; Cost $372,642)(a)(b)(e)     350,000       356,636
-----------------------------------------------------------------------
Corporacion Andina de Fomento (Venezuela),
  Unsec. Global Notes, 6.88%, 03/15/12(a)         175,000       195,297
-----------------------------------------------------------------------
Daiwa P.B. Ltd. (Cayman Islands), Gtd. Sub.
  Floating Rate Medium Term Euro Notes,
  3.09%,(d)(h)                                    500,000       495,000
-----------------------------------------------------------------------
Danske Bank A/S (Denmark), First Tier Bonds,
  5.91%, (Acquired 06/07/04; Cost
  $275,000)(a)(b)(h)                              275,000       291,607
-----------------------------------------------------------------------
First Empire Capital Trust I, Gtd. Notes,
  8.23%, 02/01/27(a)                              260,000       292,253
-----------------------------------------------------------------------
Golden State Bancorp. Inc., Sub. Deb.,
  10.00%, 10/01/06(a)                             200,000       221,950
-----------------------------------------------------------------------
HSBC Capital Funding L.P. (United Kingdom),
  Gtd. Bonds, 4.61% (Acquired 11/05/03; Cost
  $186,504)(a)(b)(h)                              200,000       189,754
-----------------------------------------------------------------------
Lloyds Bank PLC (United Kingdom)-Series 1,
  Unsec. Sub. Floating Rate Euro Notes,
  2.94%(a)(d)(h)                                  180,000       160,537
-----------------------------------------------------------------------
National Bank of Canada (Canada), Floating
  Rate Euro Deb., 2.13%, 08/29/87(a)(d)           200,000       164,637
-----------------------------------------------------------------------
National Westminster Bank PLC (United
  Kingdom)- Series B, Unsec. Sub. Floating
  Rate Euro Notes, 2.13%(a)(d)(h)                 280,000       247,193
-----------------------------------------------------------------------
NBD Bank N.A. Michigan, Unsec. Sub. Deb.,
  8.25%, 11/01/24(a)                              300,000       391,539
-----------------------------------------------------------------------
RBS Capital Trust I, Bonds, 4.71%(a)(h)           200,000       191,474
-----------------------------------------------------------------------
Woori Bank (South Korea), Unsec. Sub. Second
  Tier Notes, 11.75%, 03/01/10 (Acquired
  07/01/04; Cost $370,615)(a)(b)(e)               350,000       359,170
=======================================================================
                                                              6,320,885
=======================================================================

DIVERSIFIED CAPITAL MARKETS-0.68%

UBS Preferred Funding Trust I, Gtd. Global
  Bonds, 8.62%(a)(h)                              375,000       449,509
=======================================================================

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------


ELECTRIC UTILITIES-2.31%

AmerenEnergy Generating Co.-Series C, Sr.
  Unsec. Global Notes, 7.75%, 11/01/05(a)      $  100,000   $   103,883
-----------------------------------------------------------------------
Consolidated Edison Co. of New York-Series
  96A, Unsec. Deb., 7.75%, 06/01/26(a)(i)         300,000       326,460
-----------------------------------------------------------------------
Dynegy Holdings Inc., Sr. Sec. Gtd. Second
  Priority Notes, 10.13%, 07/15/13 (Acquired
  08/01/03; Cost $143,865)(a)(b)                  145,000       166,206
-----------------------------------------------------------------------
Pacific Gas & Electric Co., First Mortgage
  Floating Rate Notes, 2.72%, 04/03/06(a)(f)       50,000        50,045
-----------------------------------------------------------------------
Westar Energy, Inc., Sec. First Mortgage
  Global Bonds, 7.88%, 05/01/07(a)                200,000       217,956
-----------------------------------------------------------------------
Yorkshire Power Finance (Cayman
  Islands)-Series B, Sr. Unsec. Gtd. Unsub.
  Global Notes, 6.50%, 02/25/08(a)                625,000       660,013
=======================================================================
                                                              1,524,563
=======================================================================

FOOD RETAIL-0.36%

Couche-Tard U.S. L.P./Couche-Tard Finance
  Corp., Sr. Sub. Global Notes, 7.50%,
  12/15/13(a)                                      80,000        86,400
-----------------------------------------------------------------------
Safeway Inc., Sr. Unsec. Notes, 2.50%,
  11/01/05(a)                                     150,000       149,015
=======================================================================
                                                                235,415
=======================================================================

GAS UTILITIES-1.91%

CenterPoint Energy Resources Corp., Unsec.
  Deb., 6.50%, 02/01/08(a)                        600,000       642,996
-----------------------------------------------------------------------
Columbia Energy Group-Series C, Notes, 6.80%,
  11/28/05(a)                                     500,000       514,960
-----------------------------------------------------------------------
NiSource Capital Markets, Inc., Medium Term
  Notes, 7.68%, 04/15/05(a)                       100,000       101,280
=======================================================================
                                                              1,259,236
=======================================================================

GENERAL MERCHANDISE STORES-0.13%

Pantry, Inc. (The), Sr. Sub. Global Notes,
  7.75%, 02/15/14(a)                               80,000        85,600
=======================================================================

HEALTH CARE EQUIPMENT-0.11%

Fisher Scientific International Inc., Sr.
  Unsec. Sub. Global Notes, 8.13%,
  05/01/12(a)                                      65,000        72,800
=======================================================================

HEALTH CARE FACILITIES-1.60%

HCA, Inc., Notes, 7.00%, 07/01/07(a)              450,000       475,821
-----------------------------------------------------------------------
  Sr. Sub. Notes, 6.91%, 06/15/05(a)              575,000       584,091
=======================================================================
                                                              1,059,912
=======================================================================

HOMEBUILDING-2.54%

D.R. Horton, Inc.,
  Sr. Unsec. Gtd. Notes, 8.00%, 02/01/09(a)       200,000       224,250
-----------------------------------------------------------------------
  Sr. Unsec. Notes, 7.88%, 08/15/11(a)            400,000       460,500
-----------------------------------------------------------------------
Lennar Corp.-Series B, Sr. Unsec. Gtd. Global
  Notes, 9.95%, 05/01/10(a)                       490,000       525,437
-----------------------------------------------------------------------
Pulte Homes, Inc., Unsec. Gtd. Notes, 7.30%,
  10/24/05(a)                                     100,000       102,892
-----------------------------------------------------------------------

                        AIM V.I. DIVERSIFIED INCOME FUND


                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
HOMEBUILDING-(CONTINUED)

Ryland Group, Inc. (The), Sr. Unsec. Unsub.
  Notes, 9.75%, 09/01/10(a)                    $  175,000   $   190,741
-----------------------------------------------------------------------
WCI Communities, Inc., Sr. Unsec. Gtd. Sub.
  Global Notes, 9.13%, 05/01/12(a)                155,000       172,825
=======================================================================
                                                              1,676,645
=======================================================================

HOTELS, RESORTS & CRUISE LINES-0.29%

Intrawest Corp. (Canada), Sr. Unsec. Global
  Notes, 7.50%, 10/15/13(a)                       180,000       193,500
=======================================================================

HOUSEWARES & SPECIALTIES-1.13%

American Greetings Corp., Unsec. Putable
  Notes, 6.10%, 08/01/08(a)                       690,000       747,477
=======================================================================

INDUSTRIAL CONGLOMERATES-0.12%

URC Holdings Corp., Sr. Notes, 7.88%,
  06/30/06 (Acquired 10/08/03; Cost
  $84,920)(a)(b)(e)                                75,000        79,855
=======================================================================

INTEGRATED OIL & GAS-3.16%

Amerada Hess Corp., Unsec. Notes, 7.13%,
  03/15/33(a)                                     540,000       594,437
-----------------------------------------------------------------------
ConocoPhillips, Unsec. Deb., 7.13%,
  03/15/28(a)                                     300,000       322,374
-----------------------------------------------------------------------
Husky Oil Ltd. (Canada),
  Sr. Unsec. Yankee Notes, 7.13%, 11/15/06(a)     300,000       317,970
-----------------------------------------------------------------------
  Yankee Bonds, 8.90%, 08/15/28(a)                540,000       615,654
-----------------------------------------------------------------------
Repsol International Finance B.V.
  (Netherlands), Unsec. Gtd. Global Notes,
  7.45%, 07/15/05(a)                              230,000       235,939
=======================================================================
                                                              2,086,374
=======================================================================

INTEGRATED TELECOMMUNICATION SERVICES-4.04%

France Telecom S.A. (France), Sr. Unsec.
  Global Notes, 9.25%, 03/01/31(a)                260,000       352,817
-----------------------------------------------------------------------
GTE Hawaiian Telephone Co., Inc.-Series A,
  Unsec. Deb., 7.00%, 02/01/06(a)                 100,000       103,553
-----------------------------------------------------------------------
Qwest Communications International Inc., Sr.
  Notes, 7.25%, 02/15/11 (Acquired
  03/11/04-03/22/04; Cost $191,000)(a)(b)         200,000       207,500
-----------------------------------------------------------------------
Sprint Capital Corp., Sr. Unsec. Gtd. Global
  Notes, 7.13%, 01/30/06(a)                        50,000        52,009
-----------------------------------------------------------------------
Sprint Corp., Deb., 9.25%, 04/15/22(a)            300,000       399,765
-----------------------------------------------------------------------
TELUS Corp. (Canada), Yankee Notes, 8.00%,
  06/01/11(a)                                     175,000       207,354
-----------------------------------------------------------------------
Verizon California Inc.-Series F, Unsec.
  Deb., 6.75%, 05/15/27(a)(i)                     300,000       312,321
-----------------------------------------------------------------------
Verizon Communications Inc., Unsec. Deb.,
  8.75%, 11/01/21(a)                              400,000       505,268
-----------------------------------------------------------------------
  Unsec. Gtd. Deb., 6.94%, 04/15/28(a)            150,000       167,484
-----------------------------------------------------------------------
Verizon Florida Inc.-Series F, Sr. Unsec.
  Deb., 6.13%, 01/15/13(a)                        175,000       186,485
-----------------------------------------------------------------------
Verizon Virginia Inc.-Series A, Unsec. Global
  Deb., 4.63%, 03/15/13(a)                        175,000       171,232
=======================================================================
                                                              2,665,788
=======================================================================

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------


INVESTMENT BANKING & BROKERAGE-0.16%

Lehman Brothers Inc., Sr. Sub. Deb., 11.63%,
  05/15/05(a)                                  $  100,000   $   102,877
=======================================================================

LIFE & HEALTH INSURANCE-1.66%

Americo Life Inc., Notes, 7.88%, 05/01/13
  (Acquired 04/25/03; Cost $321,152)(a)(b)        325,000       338,595
-----------------------------------------------------------------------
Prudential Holdings, LLC-Series B, Bonds,
  7.25%, 12/18/23 (Acquired
  01/22/04-01/29/04; Cost $588,417)(a)(b)(i)      500,000       596,415
-----------------------------------------------------------------------
ReliaStar Financial Corp., Unsec. Notes,
  8.00%, 10/30/06(a)                              150,000       161,934
=======================================================================
                                                              1,096,944
=======================================================================

METAL & GLASS CONTAINERS-0.39%

Owens-Brockway Glass Container Inc., Sr.
  Unsec. Gtd. Global Notes, 8.25%,
  05/15/13(a)                                     235,000       259,088
=======================================================================

MULTI-UTILITIES & UNREGULATED POWER-0.67%

AES Red Oak LLC-Series A, Sr. Sec. Bonds,
  8.54%, 11/30/19(a)                              168,856       189,963
-----------------------------------------------------------------------
Calpine Generating Co. LLC, Sec. Floating
  Rate Global Notes, 7.76%, 04/01/10(a)(f)        155,000       152,675
-----------------------------------------------------------------------
Dominion Resources, Inc.-Series B, Sr. Unsec.
  Unsub. Global Notes, 7.63%, 07/15/05(a)         100,000       102,509
=======================================================================
                                                                445,147
=======================================================================

MUNICIPALITIES-2.14%

Industry (City of), California Urban
  Development Agency (Project 3); Tax
  Allocation Series 2003 B, 6.10%,
  05/01/24(a)(i)(j)                               650,000       669,500
-----------------------------------------------------------------------
Phoenix (City of), Arizona Civic Improvement
  Corp.; Taxable Rental Car Facility Series
  2004 RB,
  3.69%, 07/01/07(a)(i)                           225,000       225,371
-----------------------------------------------------------------------
  4.21%, 07/01/08(a)(i)                           300,000       302,250
-----------------------------------------------------------------------
Sacramento (County of), California; Taxable
  Pension Funding Series 2004 C-1 RB, 0.27%,
  07/10/30(a)(i)(k)                               225,000       213,075
=======================================================================
                                                              1,410,196
=======================================================================

OFFICE ELECTRONICS-0.33%

Xerox Corp., Sr. Unsec. Notes, 7.63%,
  06/15/13(a)                                     200,000       220,500
=======================================================================

OIL & GAS DRILLING-0.15%

R&B Falcon Corp.-Series B, Sr. Unsec. Notes,
  6.75%, 04/15/05(a)                              100,000       101,068
=======================================================================

OIL & GAS EXPLORATION & PRODUCTION-1.47%

Newfield Exploration Co., Sr. Unsec. Unsub.
  Notes, 7.63%, 03/01/11(a)                       400,000       452,000
-----------------------------------------------------------------------
Parker & Parsley Petroleum Co., Sr. Unsec.
  Notes, 8.88%, 04/15/05(a)                       200,000       203,282
-----------------------------------------------------------------------

                        AIM V.I. DIVERSIFIED INCOME FUND


                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
OIL & GAS EXPLORATION & PRODUCTION-(CONTINUED)

Petrozuata Finance, Inc., (Venezuela)-Series
  A, Gtd. Notes, 7.63%, 04/01/09 (Acquired
  10/13/04; Cost $315,114)(a)(b)(e)            $  297,278   $   310,833
=======================================================================
                                                                966,115
=======================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-5.62%

ING Capital Funding Trust III, Gtd. Global
  Bonds, 8.44%(a)(h)                              250,000       298,150
-----------------------------------------------------------------------
Mizuho JGB Investment LLC-Series A, Bonds,
  9.87% (Acquired 06/16/04; Cost
  $452,500)(a)(b)(h)                              400,000       463,564
-----------------------------------------------------------------------
Pemex Finance Ltd. (Cayman Islands),
  Series 1999-2, Class A1, Global Bonds,
    9.69%, 08/15/09(a)                            285,000       319,485
-----------------------------------------------------------------------
  Sr. Unsec. Global Notes, 8.02%, 05/15/07(a)     400,000       423,392
-----------------------------------------------------------------------
Pemex Project Funding Master Trust, Unsec.
  Gtd. Unsub. Global Notes, 7.38%,
  12/15/14(a)                                     325,000       360,588
-----------------------------------------------------------------------
  8.63%, 02/01/22(a)                              475,000       552,283
-----------------------------------------------------------------------
Premium Asset Trust-Series 2004-04, Sr.
  Notes, 4.13%, 03/12/09 (Acquired 03/04/04;
  Cost $399,732)(a)(b)(e)                         400,000       391,516
-----------------------------------------------------------------------
Regional Diversified Funding (Cayman
  Islands), Sr. Notes, 9.25%, 03/15/30
  (Acquired 01/10/03-09/22/04; Cost
  $525,327)(a)(b)(e)                              453,889       540,745
-----------------------------------------------------------------------
Targeted Return Index Securities Trust-Series
  HY 2004-I, Sec. Bonds, 8.22%, 08/01/15
  (Acquired 12/01/04; Cost $82,690)(a)(b)(e)       76,279        83,581
-----------------------------------------------------------------------
UFJ Finance Aruba AEC (Aruba), Gtd. Sub.
  Second Tier Euro Bonds, 8.75%(a)(h)             250,000       279,360
=======================================================================
                                                              3,712,664
=======================================================================

PROPERTY & CASUALTY INSURANCE-2.29%

FGIC Corp., Sr. Unsec. Unsub. Notes, 6.00%,
  01/15/34 (Acquired 12/07/04; Cost
  $330,106)(a)(b)(e)                              325,000       336,349
-----------------------------------------------------------------------
First American Capital Trust I, Gtd. Notes,
  8.50%, 04/15/12(a)                              700,000       795,277
-----------------------------------------------------------------------
Oil Insurance Ltd. (Bermuda), Unsec. Sub.
  Deb., 5.15%, 08/15/33 (Acquired
  01/21/04-03/23/04; Cost $392,074)(a)(b)(e)      375,000       378,446
=======================================================================
                                                              1,510,072
=======================================================================

REAL ESTATE-1.04%

Health Care Property Investors, Inc., Sr.
  Unsec. Notes, 6.88%, 06/08/05(a)                100,000       101,611
-----------------------------------------------------------------------
Host Marriott L.P.-Series I, Unsec. Gtd.
  Global Notes, 9.50%, 01/15/07(a)                325,000       357,500
-----------------------------------------------------------------------
HRPT Properties Trust, Sr. Unsec. Notes,
  6.70%, 02/23/05(a)                               75,000        75,404
-----------------------------------------------------------------------

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------

REAL ESTATE-(CONTINUED)

Spieker Properties, Inc.,
  Medium Term Notes, 8.00%, 07/19/05(a)        $  100,000   $   102,565
-----------------------------------------------------------------------
  Unsec. Unsub. Notes, 6.88%, 02/01/05(a)          50,000        50,153
=======================================================================
                                                                687,233
=======================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-0.52%

Southern Investments UK PLC (United Kingdom),
  Sr. Unsec. Unsub. Yankee Notes, 6.80%,
  12/01/06(a)                                     325,000       341,539
=======================================================================

REGIONAL BANKS-3.69%

Cullen/Frost Capital Trust I, Unsec. Sub.
  Floating Rate Notes, 3.95%, 03/01/34(a)(f)      550,000       570,152
-----------------------------------------------------------------------
Greater Bay Bancorp-Series B, Sr. Notes,
  5.25%, 03/31/08(a)                              350,000       352,534
-----------------------------------------------------------------------
PNC Capital Trust C, Gtd. Floating Rate
  Notes, 2.97%, 06/01/28(a)(f)                    100,000        94,972
-----------------------------------------------------------------------
Santander Financial Issuances (Cayman
  Islands), Sec. Sub. Floating Rate Euro
  Notes, 2.87%(a)(d)(h)                         1,250,000     1,242,684
-----------------------------------------------------------------------
TCF Financial Corp., Sub. Notes, 5.00%,
  06/15/14(a)                                     175,000       178,056
=======================================================================
                                                              2,438,398
=======================================================================

REINSURANCE-0.20%

GE Global Insurance Holding Corp., Unsec.
  Notes, 7.00%, 02/15/26(a)                       125,000       135,094
=======================================================================

RESTAURANTS-0.35%

McDonald's Corp., Unsec. Deb., 7.05%,
  11/15/25(a)                                     220,000       233,352
=======================================================================

SOVEREIGN DEBT-3.84%

Federative Republic of Brazil (Brazil)-Series
  EI-L, Floating Rate Bonds, 3.06%,
  04/15/06(a)(d)                                  192,000       192,469
-----------------------------------------------------------------------
Republic of Peru (Peru), Unsec. Global Notes,
  9.13%, 01/15/08(a)                              240,000       274,800
-----------------------------------------------------------------------
Russian Federation (Russia),
  Unsec. Unsub. Bonds, 5.00%, 03/31/30
  (Acquired 05/18/04; Cost $360,250)(a)(b)        400,000       413,360
-----------------------------------------------------------------------
  Unsec. Unsub. Bonds, 8.75%, 07/24/05
  (Acquired 09/10/04; Cost $52,475)(a)(b)          50,000        51,400
-----------------------------------------------------------------------
  Unsec. Unsub. Euro Bonds, 8.75%, 07/24/05
  (Acquired 05/14/04; Cost $554,663)(a)(b)        525,000       540,173
-----------------------------------------------------------------------
  Unsec. Unsub. Euro Bonds-REGS, 10.00%,
    06/26/07
  (Acquired 05/14/04; Cost $364,406)(a)(b)        325,000       368,095
-----------------------------------------------------------------------
United Mexican States (Mexico)-Series A,
  Medium Term Global Notes,
  6.63%, 03/03/15(a)                              150,000       160,965
-----------------------------------------------------------------------
  7.50%, 04/08/33(a)                              500,000       538,075
=======================================================================
                                                              2,539,337
=======================================================================

THRIFTS & MORTGAGE FINANCE-0.49%

Greenpoint Capital Trust I, Gtd. Sub. Notes,
  9.10%, 06/01/27(a)                              275,000       325,344
=======================================================================

                        AIM V.I. DIVERSIFIED INCOME FUND


                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------

TOBACCO-1.36%

Altria Group, Inc.,
  Sr. Unsec. Notes, 7.00%, 11/04/13(a)         $  300,000   $   324,594
-----------------------------------------------------------------------
  Unsec. Global Notes, 7.00%, 07/15/05(a)         450,000       458,906
-----------------------------------------------------------------------
  Unsec. Notes, 6.38%, 02/01/06(a)                110,000       112,912
=======================================================================
                                                                896,412
=======================================================================

TRUCKING-1.41%

Hertz Corp. (The), Sr. Global Notes, 8.25%,
  06/01/05(a)                                     200,000       204,082
-----------------------------------------------------------------------
Roadway Corp., Sr. Unsec. Gtd. Global Notes,
  8.25%, 12/01/08(a)                              650,000       723,743
=======================================================================
                                                                927,825
=======================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.59%

AT&T Wireless Services Inc., Sr. Unsec.
  Unsub. Global Notes, 6.88%, 04/18/05(a)          40,000        40,443
-----------------------------------------------------------------------
TeleCorp PCS, Inc., Sr. Unsec. Gtd. Sub.
  Global Notes, 10.63%, 07/15/10(a)               320,000       350,080
=======================================================================
                                                                390,523
=======================================================================
    Total U.S. Dollar Denominated Bonds &
      Notes (Cost $46,897,474)                               47,461,090
=======================================================================

NON-U.S. DOLLAR DENOMINATED BONDS &
  NOTES-8.79%(L)

AUSTRALIA-1.42%

New South Wales Treasury Corp. (Sovereign
  Debt), Gtd. Euro Bonds, 5.50%,
  08/01/14(a)        AUD                        1,200,000       935,215
=======================================================================

CAYMAN ISLANDS-0.66%

Sutton Bridge Financing Ltd. (Electric
  Utilities)-REGS, Gtd. Euro Bonds, 8.63%,
  06/30/22 (Acquired 05/29/97; Cost
  $347,741)(a)(b)(e)     GBP                      207,168       435,824
=======================================================================

GERMANY-1.31%

Bundesrepublik Deutschland (Sovereign Debt)-
  Series 99, Euro Bonds, 4.50%, 07/04/09(a)
     EUR                                          600,000       865,219
=======================================================================

ITALY-1.80%

Buoni Poliennali Del Tesoro (Sovereign Debt),
  Euro Bonds, 5.00%, 02/01/12(a)          EUR     400,000       596,006
-----------------------------------------------------------------------
Italian Government (Sovereign Debt), Unsec.
  Unsub. Global Bonds, 5.88%, 08/14/08(a) AUD     750,000       591,667
=======================================================================
                                                              1,187,673
=======================================================================

LUXEMBOURG-1.38%

International Bank for Reconstruction &
  Development (The) (Diversified
  Banks)-Series E, Sr. Unsec. Medium Term
  Global Notes, 6.42%, 08/20/07(a)(m)     NZD   1,500,000       912,561
=======================================================================

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------


UNITED KINGDOM-2.22%

United Kingdom (Treasury of) (Sovereign
  Debt), Bonds,
  7.25%, 12/07/07(a)                      GBP     100,000   $   206,395
-----------------------------------------------------------------------
  4.00%, 03/07/09(a)                      GBP     300,000       565,067
-----------------------------------------------------------------------
  5.00%, 09/07/14(a)                      GBP     350,000       696,237
=======================================================================
                                                              1,467,699
=======================================================================
    Total Non-U.S. Dollar Denominated Bonds &
      Notes (Cost $5,217,055)                                 5,804,191
=======================================================================

U.S. MORTGAGE-BACKED SECURITIES-5.37%

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-1.63%

Pass Through Ctfs.,
  8.50%, 03/01/10(a)                           $    2,314         2,434
-----------------------------------------------------------------------
  6.50%, 05/01/16 to 08/01/32(a)                   64,786        68,175
-----------------------------------------------------------------------
  6.00%, 05/01/17 to 11/01/33(a)                  447,832       463,986
-----------------------------------------------------------------------
  5.50%, 09/01/17(a)                              164,267       169,925
-----------------------------------------------------------------------
Pass Through Ctfs., TBA,
  5.00%, 01/01/15(n)                              369,580       375,443
=======================================================================
                                                              1,079,963
=======================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-3.00%

Pass Through Ctfs.,
  7.00%, 02/01/16 to 09/01/32(a)                   80,221        85,069
-----------------------------------------------------------------------
  6.50%, 05/01/16 to 09/01/34(a)                  364,480       383,035
-----------------------------------------------------------------------
  6.00%, 05/01/17 to 07/01/17(a)                   52,850        55,429
-----------------------------------------------------------------------
  5.00%, 11/01/18(a)                              140,847       143,281
-----------------------------------------------------------------------
  7.50%, 04/01/29 to 07/01/34(a)                  187,147       200,656
-----------------------------------------------------------------------
  8.00%, 04/01/32(a)                               40,553        43,785
-----------------------------------------------------------------------
Pass Through Ctfs., TBA,
  5.50%, 01/01/20 to 01/01/35(q)                  676,259       689,220
-----------------------------------------------------------------------
  6.00%, 01/01/35(n)                              371,075       383,783
=======================================================================
                                                              1,984,258
=======================================================================

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-0.74%

Pass Through Ctfs.,
  7.50%, 06/15/23 to 01/15/32(a)                   43,600        47,122
-----------------------------------------------------------------------
  8.50%, 11/15/24(a)                               33,708        37,002
-----------------------------------------------------------------------
  7.00%, 07/15/31 to 08/15/31(a)                   14,270        15,172
-----------------------------------------------------------------------
  6.50%, 11/15/31 to 09/15/32(a)                   88,520        93,292
-----------------------------------------------------------------------
  6.00%, 12/15/31 to 11/15/32(a)                  105,872       109,896
-----------------------------------------------------------------------
  5.50%, 02/15/34(a)                              180,875       184,884
=======================================================================
                                                                487,368
=======================================================================
    Total U.S. Mortgage-Backed Securities
      (Cost $3,529,356)                                       3,551,589
=======================================================================

                        AIM V.I. DIVERSIFIED INCOME FUND


                                                              MARKET
                                                 SHARES        VALUE
-----------------------------------------------------------------------
STOCKS & OTHER EQUITY INTERESTS-3.17%

INTEGRATED OIL & GAS-0.61%

Shell Frontier Oil & Gas Inc.-Series C, 2.38%
  Floating Rate Pfd.(f)                                 4   $   400,000
=======================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.00%

NTELOS Inc.-Wts., expiring 08/15/10 (Acquired
  11/15/00; Cost $0)(b)(e)(o)(p)                      275             0
=======================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-1.72%

ABN AMRO XVIII Custodial Receipts-Series
  MM18, 2.79% Floating Rate Pfd. (Acquired
  09/10/04; Cost $200,000)(b)(e)(q)                     2       200,000
-----------------------------------------------------------------------
Zurich RegCaPS Funding Trust III, 2.75%
  Floating Rate Pfd. (Acquired
  03/17/04-09/28/04; Cost $925,032)(b)(e)(f)          950       937,650
=======================================================================
                                                              1,137,650
=======================================================================

U.S. AGENCY SECURITIES-0.84%

Fannie Mae-Series J, 4.72% Pfd.(a)                  5,550       280,275
-----------------------------------------------------------------------
Fannie Mae-Series K, 3.00% Pfd.(a)                  5,450       275,736
=======================================================================
                                                                556,011
=======================================================================
    Total Stocks & Other Equity Interests
      (Cost $2,078,619)                                       2,093,661
=======================================================================

                                               PRINCIPAL
                                                 AMOUNT
ASSET-BACKED SECURITIES-5.18%

OTHER DIVERSIFIED FINANCIAL SERVICES-4.21%

Citicorp Lease-Series 1999-1, Class A2, Pass
  Through Ctfs., 8.04%, 12/15/19 (Acquired
  06/01/00-08/20/02; Cost $511,034)(a)(b)      $  500,000       595,902
-----------------------------------------------------------------------
Patrons' Legacy- Series 2003-III, Ctfs.,
  5.65%, 01/17/17 (Acquired 11/04/04; Cost
  $512,705)(b)(e)                                 500,000       508,681
-----------------------------------------------------------------------
  Series 2004-I, Ctfs., 6.67%, 02/04/17
  (Acquired 04/30/04; Cost $1,000,000)(b)(e)    1,000,000     1,019,403
-----------------------------------------------------------------------
Twin Reefs Pass Through Trust, Floating Rate
  Pass Through Ctfs., 3.37% (Acquired
  12/07/04; Cost $400,000)(a)(b)(e)(h)(r)         400,000       402,276
-----------------------------------------------------------------------
Yorkshire Power Pass-Through Asset Trust
  (Cayman Islands)-Series 2000-1, Pass
  Through Ctfs., 8.25%, 02/15/05 (Acquired
  09/22/03; Cost $268,315)(a)(b)(e)               250,000       251,372
=======================================================================
                                                              2,777,634
=======================================================================

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------

PROPERTY & CASUALTY INSURANCE-0.54%

North Front Pass-Through Trust, Bonds, 5.81%,
  12/15/24 (Acquired 12/08/04; Cost
  $351,994)(a)(b)(e)                           $  350,000   $   356,976
=======================================================================

THRIFTS & MORTGAGE FINANCE-0.43%

Sovereign Bank-Class A-1, Pass Through Ctfs.,
  10.20%, 06/30/05 (Acquired 09/22/04; Cost
  $324,424)(a)(b)(e)                              278,663       286,942
=======================================================================
    Total Asset-Backed Securities (Cost
      $3,314,784)                                             3,421,552
=======================================================================

U.S. GOVERNMENT AGENCY SECURITIES-1.33%

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-1.33%

Unsec. Floating Rate Global Notes,
  3.68%, 02/17/09(a)(r)                           575,000       580,393
-----------------------------------------------------------------------
Unsec. Global Notes,
  3.38%, 12/15/08(a)                              300,000       296,211
=======================================================================
                                                                876,604
=======================================================================
    Total U.S. Government Agency Securities
      (Cost $865,115)                                           876,604
=======================================================================

U.S. TREASURY SECURITIES-2.70%

U.S. TREASURY NOTES-0.80%

5.00%, 02/15/11(a)                                500,000       532,185
=======================================================================

U.S. TREASURY BONDS-1.58%

7.25%, 05/15/16 to 08/15/22(a)                    825,000     1,041,070
=======================================================================

U.S. TREASURY STRIPS-0.32%

5.98%, 11/15/23(a)(s)                             550,000       209,600
=======================================================================
    Total U.S. Treasury Securities (Cost
      $1,723,516)                                             1,782,855
=======================================================================

                                                 SHARES

MONEY MARKET FUNDS-2.62%

Liquid Assets Portfolio-Institutional
  Class(t)                                        866,287       866,287
-----------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(t)       866,287       866,287
=======================================================================
    Total Money Market Funds (Cost
      $1,732,574)                                             1,732,574
=======================================================================
TOTAL INVESTMENTS-101.02% (Cost $65,358,493)                 66,724,116
=======================================================================
OTHER ASSETS LESS LIABILITIES-(1.02%)                          (675,116)
=======================================================================
NET ASSETS-100.00%                                          $66,049,000
_______________________________________________________________________
=======================================================================

                        AIM V.I. DIVERSIFIED INCOME FUND

Investment Abbreviations:

AUD     - Australian Dollar
Ctfs.   - Certificates
Deb.    - Debentures
EUR     - Euro
GBP     - British Pound Sterling
Gtd.    - Guaranteed
NZD     - New Zealand Dollar
Pfd.    - Preferred
RB      - Revenue Bonds
REGS    - Regulation S
Sec.    - Secured
Sr.     - Senior
STRIPS  - Separately Traded Registered Interest and Principal Security
Sub.    - Subordinated
TBA     - To Be Announced
Unsec.  - Unsecured
Unsub.  - Unsubordinated
Wts.    - Warrants

Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate market value of these securities at December 31, 2004 was $59,982,362, which represented 89.90% of the Fund's Total Investments. See Note 1A.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at December 31, 2004 was $14,767,125, which represented 22.36% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered illiquid.
(c) Defaulted security. Currently, the issuer is in default with respect to interest payments. The market value of this security at December 31, 2004 represented 0.52% of the Fund's Total Investments.
(d) Interest rate is redetermined semi-annually. Rate shown is the rate in effect on December 31, 2004.
(e) Security considered to be illiquid. The aggregate market value of these securities considered illiquid at December 31, 2004 was $9,160,391, which represented 13.87% of the Fund's Net Assets.
(f) Interest rate is redetermined quarterly. Rate shown is the rate in effect on December 31, 2004.
(g) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 1I and Note 9.
(h) Perpetual bond with no specified maturity date.
(i) Principal and interest payments are secured by bond insurance provided by one of the following companies: Financial Guaranty Insurance Co., Financial Security Assurance Inc., or MBIA Insurance Corp.
(j) Interest on this security is taxable income to the Fund.
(k) Zero coupon bond issued at a discount. The interest rate shown represents the current yield at December 31, 2004. Bond will convert to a fixed coupon rate at a specified future date.
(l) Foreign denominated security. Par value is denominated in currency indicated.
(m) Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at issue.
(n) Security purchased on forward commitment basis. This security is subject to dollar roll transactions. See Note .
(o) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The market value of this security at December 31, 2004 represented 0.00% of the Fund's Total Investments. See
    Note 1A.
(p) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(q) Interest rate is redetermined annually. Rate shown is the rate in effect on December 31, 2004.
(r) Interest rate is redetermined monthly. Rate shown is the rate in effect on December 31, 2004.
(s) Security is traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(t) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.
                        AIM V.I. DIVERSIFIED INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS:

Investments, at market value (cost $63,625,919)  $ 64,991,542
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $1,732,574)                                 1,732,574
=============================================================
    Total investments (cost $65,358,493)           66,724,116
=============================================================
Foreign currencies, at market value (cost $129)           142
-------------------------------------------------------------
Receivables for:
  Investments sold                                     19,000
-------------------------------------------------------------
  Variation margin                                     27,406
-------------------------------------------------------------
  Fund shares sold                                     30,718
-------------------------------------------------------------
  Dividends and interest                              971,979
-------------------------------------------------------------
  Principal paydowns                                   29,213
-------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                 53,425
-------------------------------------------------------------
Other assets                                           12,678
=============================================================
    Total assets                                   67,868,677
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                             1,453,504
-------------------------------------------------------------
  Fund shares reacquired                               14,286
-------------------------------------------------------------
  Foreign currency contracts                           49,361
-------------------------------------------------------------
  Foreign currency contracts outstanding              152,398
-------------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                              57,923
-------------------------------------------------------------
Accrued administrative services fees                   60,994
-------------------------------------------------------------
Accrued distribution fees -- Series II                    602
-------------------------------------------------------------
Accrued transfer agent fees                             1,134
-------------------------------------------------------------
Accrued operating expenses                             29,475
=============================================================
    Total liabilities                               1,819,677
=============================================================
Net assets applicable to shares outstanding      $ 66,049,000
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                    $ 81,838,381
-------------------------------------------------------------
Undistributed net investment income                 3,434,766
-------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign currencies,
  foreign currency contracts and futures
  contracts                                       (20,529,821)
-------------------------------------------------------------
Unrealized appreciation of investment
  securities, foreign currencies, foreign
  currency contracts and futures contracts          1,305,674
=============================================================
                                                 $ 66,049,000
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                         $ 65,069,097
_____________________________________________________________
=============================================================
Series II                                        $    979,903
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                            7,441,978
_____________________________________________________________
=============================================================
Series II                                             112,966
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $       8.74
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $       8.67
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2004

INVESTMENT INCOME:

Interest                                          $3,460,514
------------------------------------------------------------
Dividends                                             21,100
------------------------------------------------------------
Dividends from affiliated money market funds          12,055
============================================================
    Total investment income                        3,493,669
============================================================

EXPENSES:

Advisory fees                                        417,563
------------------------------------------------------------
Administrative services fees                         164,221
------------------------------------------------------------
Custodian fees                                        25,365
------------------------------------------------------------
Distribution fees -- Series II                         2,237
------------------------------------------------------------
Transfer agent fees                                    8,357
------------------------------------------------------------
Trustees' fees and retirement benefits                13,001
------------------------------------------------------------
Professional fees                                     36,252
------------------------------------------------------------
Other                                                 36,339
============================================================
    Total expenses                                   703,335
============================================================
Less: Fees waived, expenses reimbursed and
      expense offset arrangement                        (571)
============================================================
    Net expenses                                     702,764
============================================================
Net investment income                              2,790,905
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  FOREIGN CURRENCY CONTRACTS AND FUTURES
  CONTRACTS:

Net realized gain (loss) from:
  Investment securities                            1,401,917
------------------------------------------------------------
  Foreign currencies                                 (38,896)
------------------------------------------------------------
  Foreign currency contracts                        (433,137)
------------------------------------------------------------
  Futures contracts                                  (39,935)
============================================================
                                                     889,949
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                             (438,426)
------------------------------------------------------------
  Foreign currencies                                  (5,368)
------------------------------------------------------------
  Foreign currency contracts                          15,643
------------------------------------------------------------
  Futures contracts                                  109,615
============================================================
                                                    (318,536)
============================================================
Net gain from investment securities, foreign
  currencies, foreign currency contracts and
  futures contracts                                  571,413
============================================================
Net increase in net assets resulting from
  operations                                      $3,362,318
____________________________________________________________
============================================================

See accompanying notes which are an integral part of the financial statements.
                        AIM V.I. DIVERSIFIED INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2004 and 2003

                                                                 2004           2003
----------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $ 2,790,905    $ 3,397,940
----------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, foreign currency contracts and futures
    contracts                                                     889,949      3,040,109
----------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies, foreign
    currency contracts and futures contracts                     (318,536)      (140,037)
========================================================================================
    Net increase in net assets resulting from operations        3,362,318      6,298,012
========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                     (3,692,613)    (4,397,603)
----------------------------------------------------------------------------------------
  Series II                                                       (55,546)       (44,727)
========================================================================================
    Decrease in net assets resulting from distributions        (3,748,159)    (4,442,330)
========================================================================================
Share transactions-net:
  Series I                                                     (6,418,302)      (644,786)
----------------------------------------------------------------------------------------
  Series II                                                       231,857        644,619
========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (6,186,445)          (167)
========================================================================================
    Net increase (decrease) in net assets                      (6,572,286)     1,855,515
========================================================================================

NET ASSETS:

  Beginning of year                                            72,621,286     70,765,771
========================================================================================
  End of year (including undistributed net investment income
    of $3,434,766 and $3,690,139, respectively)               $66,049,000    $72,621,286
________________________________________________________________________________________
========================================================================================

See accompanying notes which are an integral part of the financial statements.
                        AIM V.I. DIVERSIFIED INCOME FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Diversified Income Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve a high level of current income. The Fund will seek to achieve its objective by investing primarily in a diversified portfolio of foreign and U.S. government and corporate debt securities, including lower rated high yield debt securities (commonly known as "junk bonds"). These high yield bonds may involve special risks in addition to the risks associated with investment in higher rated debt securities. High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. Also, the secondary market in which high yield bonds are traded may be less liquid than the market for higher grade bonds. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on

                        AIM V.I. DIVERSIFIED INCOME FUND
     historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. DOLLAR ROLL TRANSACTIONS -- The Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. Dollar roll transactions are considered borrowings under the 1940 Act. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. The difference between the selling price and the future repurchase price is recorded as realized gain (loss). At the time the Fund enters into the dollar roll, it will segregate liquid assets having a dollar value equal to the repurchase price.

       Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed transaction costs.

G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a

                        AIM V.I. DIVERSIFIED INCOME FUND
     foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

I. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.60% of the first $250 million of the Fund's average daily net assets, plus 0.55% of the Fund's average daily net assets in excess of $250 million. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.30% of average daily net assets, through April 30, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $217.

    For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $111 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. Pursuant to such agreement for the year ended December 31, 2004, AIM was paid $164,221, of which AIM retained $50,000 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AISI $8,357.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has contractually agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total annual fund operating expenses (excluding items (ii) through (vii) discussed above) of Series II shares to 1.45% of average daily net assets, through April 30, 2006. AIM Distributors did not reimburse fees during the period under this expense limitation. Pursuant to the Plan, for the year ended December 31, 2004, the Series II shares paid $2,237.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

                        AIM V.I. DIVERSIFIED INCOME FUND

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                              UNREALIZED
                      MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND
FUND                    12/31/03          AT COST          FROM SALES       (DEPRECIATION)      12/31/04        INCOME
------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class                $  791,463       $17,736,081       $(17,661,257)         $   --         $  866,287       $ 6,076
------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class                   791,463        17,736,081        (17,661,257)             --            866,287         5,979
========================================================================================================================
    Total              $1,582,926       $35,472,162       $(35,322,514)         $   --         $1,732,574       $12,055
________________________________________________________________________________________________________________________
========================================================================================================================


                       REALIZED
FUND                  GAIN (LOSS)
--------------------
Liquid Assets
  Portfolio-
  Institutional
  Class                 $   --
--------------------
STIC Prime
  Portfolio-
  Institutional
  Class                     --
====================
    Total               $   --
____________________
====================

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2004, the Fund engaged in purchases and sales of securities of $35,252 and $0, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2004, the Fund received credits in custodian fees of $243 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $243.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2004, the Fund paid legal fees of $2,787 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the
                        AIM V.I. DIVERSIFIED INCOME FUND
additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--FOREIGN CURRENCY CONTRACTS

                      OPEN FOREIGN CURRENCY CONTRACTS AT PERIOD END
-----------------------------------------------------------------------------------------
                                        CONTRACT TO                          UNREALIZED
SETTLEMENT                        -----------------------                   APPRECIATION
DATE                  CURRENCY     DELIVER      RECEIVE        VALUE       (DEPRECIATION)
-----------------------------------------------------------------------------------------
01/20/05                AUD       1,900,000    $1,379,115    $1,483,919      $(104,804)
-----------------------------------------------------------------------------------------
01/20/05                EUR       1,050,000     1,361,556     1,424,522        (62,966)
-----------------------------------------------------------------------------------------
03/14/05                GBP         970,000     1,873,070     1,852,390         20,680
-----------------------------------------------------------------------------------------
03/14/05                NZD         340,000       236,810       242,118         (5,308)
=========================================================================================
                                  4,260,000    $4,850,551    $5,002,949      $(152,398)
_________________________________________________________________________________________
=========================================================================================

NOTE 9--FUTURES CONTRACTS

On December 31, 2004, $300,489 principal amount of investment grade corporate bonds were pledged as collateral to cover margin requirements for open futures contracts.

                                        OPEN FUTURES CONTRACTS AT PERIOD END
---------------------------------------------------------------------------------------------------------------------
                                                               NO. OF        MONTH/         MARKET        UNREALIZED
CONTRACT                                                      CONTRACTS    COMMITMENT        VALUE       APPRECIATION
---------------------------------------------------------------------------------------------------------------------
U.S. Treasury 2 Year Notes                                       54        Mar-05/Long    $11,318,062      $ 8,199
---------------------------------------------------------------------------------------------------------------------
U.S. Treasury 5 Year Notes                                       69        Mar-05/Long      7,557,656       49,920
---------------------------------------------------------------------------------------------------------------------
U.S. Treasury 10 Year Notes                                       7        Mar-05/Long        783,563        7,512
---------------------------------------------------------------------------------------------------------------------
U.S. Treasury 30 Year Bonds                                      11        Mar-05/Long      1,237,500       21,476
=====================================================================================================================
                                                                                          $20,896,781      $87,107
_____________________________________________________________________________________________________________________
=====================================================================================================================

NOTE 10--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2004 and 2003 was as follows:

                                                                 2004          2003
--------------------------------------------------------------------------------------
Distributions paid from ordinary income                       $3,748,159    $4,442,330
______________________________________________________________________________________
======================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                                    2004
----------------------------------------------------------------------------
Undistributed ordinary income                                   $  3,499,164
----------------------------------------------------------------------------
Unrealized appreciation -- investments                             1,370,964
----------------------------------------------------------------------------
Temporary book/tax differences                                       (64,398)
----------------------------------------------------------------------------
Capital loss carryforward                                        (20,289,344)
----------------------------------------------------------------------------
Post-October capital loss deferral                                  (305,767)
----------------------------------------------------------------------------
Shares of beneficial interest                                     81,838,381
============================================================================
Total net assets                                                $ 66,049,000
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the treatment of defaulted bonds and the tax recognition of unrealized gains (losses) on certain future and forward contracts. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $5,341.

                        AIM V.I. DIVERSIFIED INCOME FUND

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of December 31, 2004 to utilizing $20,289,344 of capital loss carryforward in the fiscal year ended December 31, 2005.

    The Fund utilized $490,475 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2004 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2006                                                $   284,800
-----------------------------------------------------------------------------
December 31, 2007                                                  2,582,661
-----------------------------------------------------------------------------
December 31, 2008                                                  4,437,761
-----------------------------------------------------------------------------
December 31, 2009                                                  6,105,069
-----------------------------------------------------------------------------
December 31, 2010                                                  6,879,053
=============================================================================
Total capital loss carryforward                                  $20,289,344
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 11--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $76,278,233 and $82,972,624, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $1,775,077
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities         (409,454)
==============================================================================
Net unrealized appreciation of investment securities               $1,365,623
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $65,358,493.

NOTE 12--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, paydowns on mortgage backed securities and premium amortization, on December 31, 2004, undistributed net investment income was increased by $701,881 and undistributed net realized gain (loss) was decreased by $701,881. This reclassification had no effect on the net assets of the Fund.

                        AIM V.I. DIVERSIFIED INCOME FUND

NOTE 13--SHARE INFORMATION

                                           CHANGES IN SHARES OUTSTANDING(a)
----------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                                         2004                          2003
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                       731,021    $  6,558,756     1,328,205    $ 11,971,880
----------------------------------------------------------------------------------------------------------------------
  Series II                                                       25,137         224,174        69,869         624,220
======================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                       422,495       3,692,613       501,437       4,397,603
----------------------------------------------------------------------------------------------------------------------
  Series II                                                        6,399          55,546         5,123          44,727
======================================================================================================================
Reacquired:
  Series I                                                    (1,857,496)    (16,669,671)   (1,893,686)    (17,014,269)
----------------------------------------------------------------------------------------------------------------------
  Series II                                                       (5,373)        (47,863)       (2,658)        (24,328)
======================================================================================================================
                                                                (677,817)   $ (6,186,445)        8,290    $       (167)
______________________________________________________________________________________________________________________
======================================================================================================================

(a) There are four entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate the own 81% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.

NOTE 14--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                         SERIES I
                                                              ---------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------------------
                                                               2004          2003          2002          2001          2000
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  8.82       $  8.60       $  9.13       $  9.49       $ 10.06
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.36(a)       0.42(a)       0.55(a)       0.67(a)(b)    0.76(a)
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.08          0.37         (0.35)        (0.35)        (0.69)
=============================================================================================================================
    Total from investment operations                             0.44          0.79          0.20          0.32          0.07
=============================================================================================================================
Less dividends from net investment income                       (0.52)        (0.57)        (0.73)        (0.68)        (0.64)
=============================================================================================================================
Net asset value, end of period                                $  8.74       $  8.82       $  8.60       $  9.13       $  9.49
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Total return(c)                                                  5.03%         9.24%         2.30%         3.48%         0.80%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $65,069       $71,860       $70,642       $79,875       $83,722
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of expenses to average net assets                          1.01%(d)      0.95%         0.94%         0.93%         0.90%
=============================================================================================================================
Ratio of net investment income to average net assets             4.01%(d)      4.71%         6.15%         6.87%(b)      7.84%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Portfolio turnover rate                                           113%          153%           86%           79%           74%
_____________________________________________________________________________________________________________________________
=============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investments Companies and began amortizing premiums on debt securities. Had the fund not amortized premiums on debt securities, the net investment income per share would have been $0.70 and the ratio of net investment income to average net assets would have been 7.19%. In accordance with the AICPA Audit Guide for Investment Companies, per share and ratios prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(d)  Ratios are based on average daily net assets of $68,698,992.

                        AIM V.I. DIVERSIFIED INCOME FUND

                                                                             SERIES II
                                                              ----------------------------------------
                                                                                        MARCH 14, 2002
                                                                  YEAR ENDED             (DATE SALES
                                                                 DECEMBER 31,           COMMENCED) TO
                                                              -------------------        DECEMBER 31,
                                                               2004         2003             2002
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $8.78        $8.58            $ 8.97
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                        0.33(a)      0.40(a)           0.42(a)
------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                0.08         0.37             (0.08)
======================================================================================================
    Total from investment operations                           0.41         0.77              0.34
======================================================================================================
Less dividends from net investment income                     (0.52)       (0.57)            (0.73)
======================================================================================================
Net asset value, end of period                                $8.67        $8.78            $ 8.58
______________________________________________________________________________________________________
======================================================================================================
Total return(b)                                                4.69%        9.02%             3.90%
______________________________________________________________________________________________________
======================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $ 980        $ 762            $  124
______________________________________________________________________________________________________
======================================================================================================
Ratio of expenses to average net assets                        1.26%(c)     1.20%             1.19%(d)
======================================================================================================
Ratio of net investment income to average net assets           3.76%(c)     4.46%             5.90%(d)
______________________________________________________________________________________________________
======================================================================================================
Portfolio turnover rate(e)                                      113%         153%               86%
______________________________________________________________________________________________________
======================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average net assets of $894,859.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                        AIM V.I. DIVERSIFIED INCOME FUND

NOTE 15--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

    On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

    Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

    Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.

    The SEC has also settled market timing enforcement actions against Raymond
R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

    The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.


    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

    The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

    As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the

                        AIM V.I. DIVERSIFIED INCOME FUND
future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

Ongoing Regulatory Inquiries Concerning IFG and AIM

    IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

    AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.


Private Civil Actions Alleging Market Timing

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

    All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.


Private Civil Actions Alleging Improper Use of Fair Value Pricing

    Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the

                        AIM V.I. DIVERSIFIED INCOME FUND

United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.


Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

    Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.


Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.


Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

    A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
*                                       *                                      *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

                        AIM V.I. DIVERSIFIED INCOME FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds
Houston, Texas



We have audited the accompanying statement of assets and liabilities of AIM V.I. Government Securities Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, including the schedule of investments as of December 31, 2004, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Government Securities Fund as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended in conformity with accounting principles generally accepted in the United States of America.

                                                /s/ TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 4, 2005

                      AIM V.I. GOVERNMENT SECURITIES FUND

SCHEDULE OF INVESTMENTS

December 31, 2004


                                                PRINCIPAL       MARKET
                                                 AMOUNT          VALUE
--------------------------------------------------------------------------
U.S. MORTGAGE-BACKED SECURITIES-71.21%

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-21.98%

Pass Through Ctfs.,
  6.00%, 11/01/08 to 02/01/34(a)               $ 9,181,410   $   9,596,716
--------------------------------------------------------------------------
  6.50%, 12/01/08 to 11/01/34(a)                29,158,667      30,811,103
--------------------------------------------------------------------------
  7.00%, 11/01/10 to 11/01/34(a)                42,313,582      44,867,011
--------------------------------------------------------------------------
  8.00%, 12/01/15 to 05/01/32(a)                 5,664,259       6,119,158
--------------------------------------------------------------------------
  5.00%, 05/01/18(a)                            10,764,717      10,943,995
--------------------------------------------------------------------------
  4.50%, 05/01/19(a)                            16,957,370      16,916,535
--------------------------------------------------------------------------
  10.50%, 08/01/19(a)                               25,060          27,791
--------------------------------------------------------------------------
  8.50%, 09/01/20 to 10/01/29(a)                 1,385,299       1,509,472
--------------------------------------------------------------------------
  10.00%, 03/01/21(a)                              382,732         426,148
--------------------------------------------------------------------------
  9.00%, 06/01/21(a)                             2,131,010       2,368,630
--------------------------------------------------------------------------
  7.05%, 05/20/27(a)                             1,289,944       1,365,114
--------------------------------------------------------------------------
  7.50%, 09/01/29 to 08/01/34(a)                 6,531,832       6,998,459
--------------------------------------------------------------------------
  5.50%, 10/01/33 to 01/01/34(a)                 6,357,398       6,464,715
--------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  5.00%, 01/01/15(b)(c)                          8,732,000       8,870,513
==========================================================================
                                                               147,285,360
==========================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-39.44%

Pass Through Ctfs.,
  7.50%, 11/01/09 to 07/01/34(a)                15,867,216      17,103,696
--------------------------------------------------------------------------
  6.50%, 10/01/10 to 08/01/34(a)                45,110,272      47,608,656
--------------------------------------------------------------------------
  7.00%, 07/01/11 to 11/01/34(a)                54,300,546      57,604,531
--------------------------------------------------------------------------
  8.50%, 06/01/12 to 10/01/33(a)                 7,912,822       8,712,645
--------------------------------------------------------------------------
  10.00%, 03/01/16(a)                              146,513         160,685
--------------------------------------------------------------------------
  6.00%, 06/01/16 to 02/01/34(a)                39,375,216      41,252,411
--------------------------------------------------------------------------
  5.00%, 11/01/17 to 08/01/33(a)                 3,189,967       3,245,121
--------------------------------------------------------------------------
  8.00%, 12/01/17 to 08/01/32(a)                 6,875,957       7,416,057
--------------------------------------------------------------------------
  5.50%, 09/01/33 to 11/01/33(a)                 5,847,539       5,943,402
--------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  5.00%, 01/01/20 to 01/01/35(b)(c)             14,789,250      14,746,245
--------------------------------------------------------------------------
  5.50%, 01/01/20 to 01/01/35(b)(c)             27,093,309      27,800,183
--------------------------------------------------------------------------
  8.50%, 12/01/30(b)                             1,519,829       1,666,587
--------------------------------------------------------------------------
  6.00%, 01/01/35(b)(c)                         29,920,200      30,944,885
==========================================================================
                                                               264,205,104
==========================================================================

                                                PRINCIPAL       MARKET
                                                 AMOUNT          VALUE
--------------------------------------------------------------------------


GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-9.79%

Pass Through Ctfs.,
  7.50%, 03/15/08 to 07/15/32(a)               $ 2,919,218   $   3,145,927
--------------------------------------------------------------------------
  9.00%, 09/15/08 to 09/20/17(a)                   512,179         571,852
--------------------------------------------------------------------------
  11.00%, 10/15/15(a)                                7,927           8,951
--------------------------------------------------------------------------
  9.50%, 09/15/16(a)                                 4,597           5,176
--------------------------------------------------------------------------
  10.50%, 09/15/17 to 11/15/19(a)                    6,051           6,820
--------------------------------------------------------------------------
  6.50%, 10/15/18 to 09/20/34(a)                37,552,312      39,658,319
--------------------------------------------------------------------------
  10.00%, 06/15/19(a)                              136,951         152,800
--------------------------------------------------------------------------
  7.00%, 07/15/19 to 03/15/34(a)                 4,143,801       4,409,083
--------------------------------------------------------------------------
  8.00%, 07/15/24 to 11/15/31(a)                 2,439,046       2,673,626
--------------------------------------------------------------------------
  8.50%, 02/15/25(a)                                60,189          66,006
--------------------------------------------------------------------------
  6.00%, 10/15/31 to 08/15/34(a)                14,334,491      14,889,235
==========================================================================
                                                                65,587,795
==========================================================================
    Total U.S. Mortgage-Backed Securities
      (Cost $477,601,854)                                      477,078,259
==========================================================================

U.S. GOVERNMENT AGENCY SECURITIES-23.36%

FEDERAL FARM CREDIT BANK-3.35%

Bonds,
  6.00%, 06/11/08(a)                             2,600,000       2,800,590
--------------------------------------------------------------------------
  5.75%, 01/18/11(a)                             2,000,000       2,168,400
--------------------------------------------------------------------------
Medium Term Notes,
  5.75%, 12/07/28(a)                             2,500,000       2,661,075
--------------------------------------------------------------------------
Unsec. Bonds,
  7.25%, 06/12/07(a)                            13,625,000      14,857,381
==========================================================================
                                                                22,487,446
==========================================================================

FEDERAL HOME LOAN BANK-4.52%

Unsec. Bonds,
  6.50%, 11/15/05(a)                               275,000         283,396
--------------------------------------------------------------------------
  7.25%, 02/15/07(a)                               895,000         966,367
--------------------------------------------------------------------------
  4.88%, 05/15/07(a)                             4,000,000       4,138,720
--------------------------------------------------------------------------
  3.50%, 11/15/07(a)                             4,650,000       4,653,487
--------------------------------------------------------------------------
  5.48%, 01/28/09(a)                             1,500,000       1,595,925
--------------------------------------------------------------------------
  6.00%, 12/23/11(a)                            18,000,000      18,633,600
==========================================================================
                                                                30,271,495
==========================================================================

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-6.92%

Unsec. Global Notes,
  3.75%, 08/03/07(a)                            14,375,000      14,410,937
--------------------------------------------------------------------------
  5.13%, 10/15/08(a)                             4,000,000       4,197,640
--------------------------------------------------------------------------
  4.38%, 02/04/10(a)                            27,700,000(d)    27,776,452
==========================================================================
                                                                46,385,029
==========================================================================

                      AIM V.I. GOVERNMENT SECURITIES FUND


                                                PRINCIPAL       MARKET
                                                 AMOUNT          VALUE
--------------------------------------------------------------------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-6.07%

Unsec. Global Bonds,
  6.63%, 11/15/30(a)                           $   700,000   $     833,525
--------------------------------------------------------------------------
Unsec. Global Notes,
  7.00%, 07/15/05(a)                             8,100,000       8,287,434
--------------------------------------------------------------------------
  3.66%, 02/25/09(a)                            26,055,000      25,742,601
--------------------------------------------------------------------------
  3.85%, 04/14/09(a)                             4,695,000       4,668,051
--------------------------------------------------------------------------
Unsec. Medium Term Notes,
  7.38%, 03/28/05(a)                               300,000         303,498
--------------------------------------------------------------------------
Unsec. Sub. Disc. Deb.,
  7.37%, 10/09/19(a)(e)                          1,800,000         808,146
==========================================================================
                                                                40,643,255
==========================================================================

PRIVATE EXPORT FUNDING COMPANY-0.69%

Series G, Sec. Gtd. Notes,
  6.67%, 09/15/09(a)                             2,701,000       3,021,096
--------------------------------------------------------------------------
Series J, Sec. Gtd. Notes,
  7.65%, 05/15/06(a)                             1,500,000       1,590,045
==========================================================================
                                                                 4,611,141
==========================================================================

TENNESSEE VALLEY AUTHORITY-1.81%

Series A, Bonds,
  6.79%, 05/23/12(a)                             5,000,000       5,756,750
--------------------------------------------------------------------------
Series G, Global Bonds,
  5.38%, 11/13/08(a)                             6,000,000       6,353,400
==========================================================================
                                                                12,110,150
==========================================================================
    Total U.S. Government Agency Securities
      (Cost $156,138,280)                                      156,508,516
==========================================================================

                                                PRINCIPAL       MARKET
                                                 AMOUNT          VALUE
--------------------------------------------------------------------------


U.S. TREASURY SECURITIES-8.81%

U.S. TREASURY NOTES-7.07%

4.63%, 05/15/06(a)                             $14,375,000   $  14,707,350
--------------------------------------------------------------------------
2.38%, 08/31/06(a)                               7,500,000       7,423,800
--------------------------------------------------------------------------
4.00%, 11/15/12(a)                               1,480,000       1,478,846
--------------------------------------------------------------------------
4.25%, 08/15/13 to 08/15/14(a)                  23,700,000(d)    23,775,277
==========================================================================
                                                                47,385,273
==========================================================================

U.S. TREASURY BONDS-1.51%

9.25%, 02/15/16(a)                                 550,000         785,213
--------------------------------------------------------------------------
7.50%, 11/15/16 to 11/15/24(a)                   6,050,000       7,935,707
--------------------------------------------------------------------------
7.63%, 02/15/25(a)                                 550,000         744,474
--------------------------------------------------------------------------
6.88%, 08/15/25(a)                                 500,000         630,080
==========================================================================
                                                                10,095,474
==========================================================================

U.S. TREASURY STRIPS-0.23%

6.79%, 11/15/18(a)(e)                            3,005,000       1,525,037
==========================================================================
    Total U.S. Treasury Securities (Cost
      $58,397,910)                                              59,005,784
==========================================================================

                                                 SHARES

MONEY MARKET FUNDS-13.02%

Government & Agency Portfolio-Institutional
  Class(f) (Cost $87,204,509)                   87,204,509      87,204,509
==========================================================================
TOTAL INVESTMENTS-116.40% (Cost $779,342,553)                  779,797,068
==========================================================================
OTHER ASSETS LESS LIABILITIES-(16.40%)                        (109,842,889)
==========================================================================
NET ASSETS-100.00%                                           $ 669,954,179
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

Ctfs.   - Certificates
Deb.    - Debentures
Disc.   - Discounted
Gtd.    - Guaranteed
Sec.    - Secured
STRIPS  - Separately Traded Registered Interest and Principal Security
Sub.    - Subordinated
TBA     - To Be Announced
Unsec.  - Unsecured

Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate market value of these securities at December 31, 2004 was $608,564,146, which represented 78.04% of the Fund's Total Investments. See Note 1A.
(b) Security purchased on forward commitment basis.
(c) This security is subject to dollar roll transactions. See Note 1F.
(d) All or a portion of principal amount has been deposited in escrow with broker as collateral for reverse repurchase agreements outstanding at December 31, 2004.
(e) Security traded on a discount basis. Unless otherwise indicated, the interest rate shown represents the discount rate at the time of purchase by the Fund.
(f) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.
                      AIM V.I. GOVERNMENT SECURITIES FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004

ASSETS:

Investments, at market value (cost
  $692,138,044)                                  $692,592,559
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $87,204,509)                               87,204,509
=============================================================
    Total investments (cost $779,342,553)         779,797,068
_____________________________________________________________
=============================================================
Receivables for:
  Fund shares sold                                  1,307,885
-------------------------------------------------------------
  Dividends and interest                            4,868,049
-------------------------------------------------------------
  Principal paydowns                                   76,478
-------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                 64,379
-------------------------------------------------------------
Other assets                                              381
=============================================================
    Total assets                                  786,114,240
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                            82,630,469
-------------------------------------------------------------
  Fund shares reacquired                              149,502
-------------------------------------------------------------
  Reverse repurchase agreements                    32,400,000
-------------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                              80,852
-------------------------------------------------------------
  Accrued interest expense                              8,501
-------------------------------------------------------------
Accrued administrative services fees                  789,439
-------------------------------------------------------------
Accrued distribution fees -- Series II                 11,070
-------------------------------------------------------------
Accrued transfer agent fees                             3,836
-------------------------------------------------------------
Accrued operating expenses                             86,392
=============================================================
    Total liabilities                             116,160,061
=============================================================
Net assets applicable to shares outstanding      $669,954,179
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                    $663,884,982
-------------------------------------------------------------
Undistributed net investment income                26,688,663
-------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities                           (21,073,981)
-------------------------------------------------------------
Unrealized appreciation of investment
  securities                                          454,515
=============================================================
                                                 $669,954,179
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                         $652,226,296
_____________________________________________________________
=============================================================
Series II                                        $ 17,727,883
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                           54,054,719
_____________________________________________________________
=============================================================
Series II                                           1,476,666
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $      12.07
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $      12.01
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2004

INVESTMENT INCOME:

Interest                                         $23,403,862
------------------------------------------------------------
Dividends from affiliated money market funds         947,936
============================================================
    Total investment income                       24,351,798
============================================================

EXPENSES:

Advisory fees                                      2,816,229
------------------------------------------------------------
Administrative services fees                       1,561,525
------------------------------------------------------------
Custodian fees                                        78,847
------------------------------------------------------------
Distribution fees -- Series II                        48,016
------------------------------------------------------------
Interest                                             530,768
------------------------------------------------------------
Transfer agent fees                                   18,407
------------------------------------------------------------
Trustees' fees and retirement benefits                26,426
------------------------------------------------------------
Other                                                180,838
============================================================
    Total expenses                                 5,261,056
============================================================
Less: Fees waived and expenses reimbursed            (36,041)
============================================================
    Net expenses                                   5,225,015
============================================================
Net investment income                             19,126,783
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain (loss) from investment
  securities                                        (492,458)
------------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of investment securities         (3,698,196)
============================================================
Net gain (loss) from investment securities        (4,190,654)
============================================================
Net increase in net assets resulting from
  operations                                     $14,936,129
____________________________________________________________
============================================================

See accompanying notes which are an integral part of the financial statements.
                      AIM V.I. GOVERNMENT SECURITIES FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2004 and 2003

                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $ 19,126,783    $ 16,274,785
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities             (492,458)     (3,652,253)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                       (3,698,196)     (7,310,145)
==========================================================================================
    Net increase in net assets resulting from operations        14,936,129       5,312,387
==========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                     (24,312,926)    (12,494,932)
------------------------------------------------------------------------------------------
  Series II                                                       (614,972)       (517,056)
==========================================================================================
    Total distributions from net investment income             (24,927,898)    (13,011,988)
==========================================================================================
Distributions to shareholders from net realized gains:
  Series I                                                              --        (188,872)
------------------------------------------------------------------------------------------
  Series II                                                             --          (8,037)
==========================================================================================
    Total distributions from net realized gains                         --        (196,909)
==========================================================================================
    Decrease in net assets resulting from distributions        (24,927,898)    (13,208,897)
==========================================================================================
Share transactions-net:
  Series I                                                     135,529,759     105,720,568
------------------------------------------------------------------------------------------
  Series II                                                     (4,390,961)      7,735,685
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                              131,138,798     113,456,253
==========================================================================================
    Net increase in net assets                                 121,147,029     105,559,743
==========================================================================================

NET ASSETS:

  Beginning of year                                            548,807,150     443,247,407
==========================================================================================

  End of year (including undistributed net investment income
    of $26,688,663 and $24,867,108, respectively)             $669,954,179    $548,807,150
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.
                      AIM V.I. GOVERNMENT SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Government Securities Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve a high level of current income consistent with reasonable concern for safety of principal.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE"). Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

                      AIM V.I. GOVERNMENT SECURITIES FUND

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. DOLLAR ROLL TRANSACTIONS -- The Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. Dollar roll transactions are considered borrowings under the 1940 Act. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. The difference between the selling price and the future repurchase price is recorded as realized gain (loss). At the time the Fund enters into the dollar roll, it will segregate liquid assets having a dollar value equal to the repurchase price.

       Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed transaction costs.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.50% on the first $250 million of the Fund's average daily net assets, plus 0.45% of the Fund's average daily net assets in excess of $250 million. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.30% of average daily net assets, through April 30, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $35,684.

    For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $357 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. Pursuant to such agreement for the year ended December 31, 2004, AIM was paid $1,561,525, of which AIM retained $147,552 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AISI $18,407.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has contractually agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to

                      AIM V.I. GOVERNMENT SECURITIES FUND
the extent necessary to limit total annual fund operating Expenses (excluding items (ii) through (vii) discussed above) of Series II shares to 1.45% of average daily net assets, through April 30, 2006. AIM Distributors did not reimburse fees during the period under this expense limitation. Pursuant to the Plan, for the year ended December 31, 2004, the Series II shares paid $48,016.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market fund below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in an affiliated money market fund for the year ended December 31, 2004.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               12/31/03          AT COST          FROM SALES       (DEPRECIATION)      12/31/04        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Government &
  Agency
  Portfolio-
  Institutional
  Class           $29,711,054      $586,841,000      $(529,347,545)        $   --         $87,204,509     $947,936       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2004, the Fund paid legal fees of $3,924 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

The Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed upon price and date. The Fund will use the proceeds of a reverse repurchase agreement (which are considered to be borrowings under the 1940 Act) to purchase other permitted securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The agreements are collateralized by the underlying securities and are carried at the amount at which the securities subsequently will be repurchased as specified in the agreements. During the year ended December 31, 2004, the Fund had average borrowings for the number of days the borrowings were outstanding in the amount of $35,052,077 with a weighted average interest rate of 1.51% and interest expense of $530,768.

    Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

                      AIM V.I. GOVERNMENT SECURITIES FUND

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2004 and 2003 was as follows:

                                                                 2004           2003
----------------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                               $24,927,898    $13,015,275
----------------------------------------------------------------------------------------
Long-term capital gain                                                 --        193,622
========================================================================================
Total distributions                                           $24,927,898    $13,208,897
________________________________________________________________________________________
========================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                                    2004
----------------------------------------------------------------------------
Undistributed ordinary income                                   $ 26,757,784
----------------------------------------------------------------------------
Undistributed appreciation -- investments                            212,050
----------------------------------------------------------------------------
Temporary book/tax differences                                       (69,121)
----------------------------------------------------------------------------
Capital loss carryforward                                        (19,635,413)
----------------------------------------------------------------------------
Post-October capital loss deferral                                (1,196,103)
----------------------------------------------------------------------------
Shares of beneficial interest                                    663,884,982
============================================================================
Total net assets                                                $669,954,179
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund has a capital loss carryforward as of December 31, 2004 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2011                                                $11,708,442
-----------------------------------------------------------------------------
December 31, 2012                                                  7,926,971
=============================================================================
Total capital loss carryforward                                  $19,635,413
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $691,458,178 and $539,422,895, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $ 3,336,728
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (3,124,678)
===============================================================================
Net unrealized appreciation of investment securities               $   212,050
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $779,585,018.

NOTE 8--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of paydowns on mortgage-backed securities, on December 31, 2004, undistributed net investment income was increased by $7,622,670 and undistributed net realized gain (loss) was decreased by $7,622,670. This reclassification had no effect on the net assets of the Fund.

                      AIM V.I. GOVERNMENT SECURITIES FUND

NOTE 9--SHARE INFORMATION


                                            CHANGES IN SHARES OUTSTANDING(a)
========================================================================================================================
                                                                               YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------
                                                                         2004                           2003
                                                              --------------------------    ----------------------------
                                                                SHARES         AMOUNT         SHARES          AMOUNT
------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                    16,435,650    $202,834,635     27,798,982    $ 345,400,431
------------------------------------------------------------------------------------------------------------------------
  Series II                                                      359,723       4,410,391      1,689,953       20,857,500
========================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                     2,015,997      24,312,926      1,038,804       12,683,804
------------------------------------------------------------------------------------------------------------------------
  Series II                                                       51,247         614,971         43,218          525,093
========================================================================================================================
Reacquired:
  Series I                                                    (7,431,260)    (91,617,802)   (20,353,168)    (252,363,667)
------------------------------------------------------------------------------------------------------------------------
  Series II                                                     (768,954)     (9,416,323)    (1,106,652)     (13,646,908)
========================================================================================================================
                                                              10,662,403    $131,138,798      9,111,137    $ 113,456,253
________________________________________________________________________________________________________________________
========================================================================================================================

(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 6% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as securities brokerage, third party record keeping, account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this shareholder is also owned beneficially.

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                           SERIES I
                                                              -------------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                              -------------------------------------------------------------------
                                                                2004           2003           2002           2001          2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  12.23       $  12.40       $  11.53       $  11.16       $ 10.63
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.40(a)        0.36(a)        0.49(a)        0.59(a)(b)    0.66(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.09)         (0.23)          0.61           0.12          0.41
=================================================================================================================================
    Total from investment operations                              0.31           0.13           1.10           0.71          1.07
=================================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.47)         (0.30)         (0.23)         (0.34)        (0.54)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --          (0.00)            --             --            --
=================================================================================================================================
    Total distributions                                          (0.47)         (0.30)         (0.23)         (0.34)        (0.54)
=================================================================================================================================
Net asset value, end of period                                $  12.07       $  12.23       $  12.40       $  11.53       $ 11.16
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                                   2.56%          1.07%          9.59%          6.41%        10.12%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $652,226       $526,482       $428,322       $150,660       $84,002
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                           0.87%(d)       0.76%          0.81%          1.08%         0.97%
=================================================================================================================================
Ratio of net investment income to average net assets              3.20%(d)       2.93%          4.01%          5.09%(b)      6.03%
=================================================================================================================================
Ratio of interest expense to average net assets                   0.09%(d)       0.01%          0.01%          0.28%         0.12%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                             95%           265%           170%           199%           87%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began recording paydown gains and losses as adjustments to interest income. Had the Fund not recorded paydown gains and losses as adjustments to interest income, the net investment income per share would have been $0.62 and the ratio of investment income to average net assets would have been 5.40%. Per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purpose and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(d)  Ratios are based on average daily net assets of $578,844,331.

                      AIM V.I. GOVERNMENT SECURITIES FUND

                                                                                    SERIES II
                                                              ------------------------------------------------------
                                                                                                  SEPTEMBER 19, 2001
                                                                                                     (DATE SALES
                                                                  YEAR ENDED DECEMBER 31,           COMMENCED) TO
                                                              --------------------------------       DECEMBER 31,
                                                               2004          2003       2002             2001
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 12.17       $ 12.35    $ 11.52          $11.84
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.36(a)       0.33(a)    0.46(a)         0.16(a)
--------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (0.08)        (0.22)      0.60           (0.14)
====================================================================================================================
    Total from investment operations                             0.28          0.11       1.06            0.02
====================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.44)        (0.29)     (0.23)          (0.34)
--------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            --         (0.00)        --              --
====================================================================================================================
    Total distributions                                         (0.44)        (0.29)     (0.23)          (0.34)
====================================================================================================================
Net asset value, end of period                                $ 12.01       $ 12.17    $ 12.35          $11.52
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(b)                                                  2.27%         0.93%      9.25%           0.22%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $17,728       $22,325    $14,926          $  946
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets                          1.12%(c)      1.01%      1.06%           1.41%(d)
====================================================================================================================
Ratio of net investment income to average net assets             2.95%(c)      2.68%      3.76%           4.76%(d)
====================================================================================================================
Ratio of interest expense to average net assets                  0.09%(c)      0.01%      0.01%           0.28%(d)
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate(e)                                         95%          265%       170%            199%
____________________________________________________________________________________________________________________
====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year do not reflect charges assessed in connection with a variable product which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $19,206,467.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 11--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

    On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

    Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and

                      AIM V.I. GOVERNMENT SECURITIES FUND
acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

    Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.

    The SEC has also settled market timing enforcement actions against Raymond
R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

    The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.


    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

    The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

    As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

Ongoing Regulatory Inquiries Concerning IFG and AIM

    IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

    AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of

                      AIM V.I. GOVERNMENT SECURITIES FUND

California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.


Private Civil Actions Alleging Market Timing

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

    All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.


Private Civil Actions Alleging Improper Use of Fair Value Pricing

    Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.


Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

    Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.


Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

                      AIM V.I. GOVERNMENT SECURITIES FUND

Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

    A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
*                                       *                                      *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

                      AIM V.I. GOVERNMENT SECURITIES FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds
Houston, Texas



We have audited the accompanying statement of assets and liabilities of AIM V.I. Growth Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, including the schedule of investments as of December 31, 2004, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers. When brokers did not reply to our confirmation request, we performed alternative audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Growth Fund as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended in conformity with accounting principles generally accepted in the United States of America.

                                                /s/ TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 4, 2005

                              AIM V.I. GROWTH FUND

SCHEDULE OF INVESTMENTS

December 31, 2004

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-99.49%

AEROSPACE & DEFENSE-1.39%

Boeing Co. (The)                                  55,000   $  2,847,350
-----------------------------------------------------------------------
General Dynamics Corp.                            23,000      2,405,800
=======================================================================
                                                              5,253,150
=======================================================================

AIR FREIGHT & LOGISTICS-0.60%

FedEx Corp.                                       23,000      2,265,270
=======================================================================

APPAREL RETAIL-0.76%

Chico's FAS, Inc.(a)                              63,000      2,868,390
=======================================================================

APPLICATION SOFTWARE-2.39%

Amdocs Ltd. (United Kingdom)(a)                  235,000      6,168,750
-----------------------------------------------------------------------
Intuit Inc.(a)                                    65,000      2,860,650
=======================================================================
                                                              9,029,400
=======================================================================

BIOTECHNOLOGY-3.12%

Biogen Idec Inc.(a)                               63,000      4,196,430
-----------------------------------------------------------------------
Genentech, Inc.(a)                                70,000      3,810,800
-----------------------------------------------------------------------
Gilead Sciences, Inc.(a)                         108,000      3,778,920
=======================================================================
                                                             11,786,150
=======================================================================

BROADCASTING & CABLE TV-0.77%

Univision Communications Inc.-Class A(a)         100,000      2,927,000
=======================================================================

COMMUNICATIONS EQUIPMENT-5.30%

Cisco Systems, Inc.(a)                           340,000      6,562,000
-----------------------------------------------------------------------
Motorola, Inc.                                   313,000      5,383,600
-----------------------------------------------------------------------
Nokia Oyj-ADR (Finland)                          165,000      2,585,550
-----------------------------------------------------------------------
QUALCOMM Inc.                                     70,000      2,968,000
-----------------------------------------------------------------------
Research In Motion Ltd. (Canada)(a)               31,000      2,555,020
=======================================================================
                                                             20,054,170
=======================================================================

COMPUTER & ELECTRONICS RETAIL-0.74%

Best Buy Co., Inc.                                47,000      2,792,740
=======================================================================

COMPUTER HARDWARE-3.58%

Apple Computer, Inc.(a)                           62,000      3,992,800
-----------------------------------------------------------------------
Dell Inc.(a)                                     227,000      9,565,780
=======================================================================
                                                             13,558,580
=======================================================================

COMPUTER STORAGE & PERIPHERALS-2.45%

EMC Corp.(a)                                     310,000      4,609,700
-----------------------------------------------------------------------
Lexmark International, Inc.-Class A(a)            55,000      4,675,000
=======================================================================
                                                              9,284,700
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

CONSUMER FINANCE-3.40%

American Express Co.                              85,000   $  4,791,450
-----------------------------------------------------------------------
MBNA Corp.                                       138,000      3,890,220
-----------------------------------------------------------------------
SLM Corp.                                         78,000      4,164,420
=======================================================================
                                                             12,846,090
=======================================================================

DATA PROCESSING & OUTSOURCED SERVICES-1.34%

Alliance Data Systems Corp.(a)                    46,000      2,184,080
-----------------------------------------------------------------------
Automatic Data Processing, Inc.                   65,000      2,882,750
=======================================================================
                                                              5,066,830
=======================================================================

DEPARTMENT STORES-2.42%

J.C. Penney Co., Inc.                             71,000      2,939,400
-----------------------------------------------------------------------
Kohl's Corp.(a)                                   60,000      2,950,200
-----------------------------------------------------------------------
Nordstrom, Inc.                                   70,000      3,271,100
=======================================================================
                                                              9,160,700
=======================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.85%

Cendant Corp.                                    300,000      7,014,000
=======================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-2.51%

Cooper Industries, Ltd.-Class A (Bermuda)         43,000      2,919,270
-----------------------------------------------------------------------
Rockwell Automation, Inc.                        133,000      6,590,150
=======================================================================
                                                              9,509,420
=======================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-1.27%

Agilent Technologies, Inc.(a)                    200,000      4,820,000
=======================================================================

FOOTWEAR-1.22%

NIKE, Inc.-Class B                                51,000      4,625,190
=======================================================================

GENERAL MERCHANDISE STORES-1.92%

Target Corp.                                     140,000      7,270,200
=======================================================================

HEALTH CARE EQUIPMENT-1.78%

Bard (C.R.), Inc.                                 47,000      3,007,060
-----------------------------------------------------------------------
Waters Corp.(a)                                   80,000      3,743,200
=======================================================================
                                                              6,750,260
=======================================================================

HEALTH CARE SERVICES-1.15%

Caremark Rx, Inc.(a)                              86,000      3,390,980
-----------------------------------------------------------------------
IMS Health Inc.                                   41,700        967,857
=======================================================================
                                                              4,358,837
=======================================================================

HEALTH CARE SUPPLIES-1.07%

Alcon, Inc. (Switzerland)                         50,000      4,030,000
=======================================================================

                              AIM V.I. GROWTH FUND

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

HOME IMPROVEMENT RETAIL-1.02%

Home Depot, Inc. (The)                            90,000   $  3,846,600
=======================================================================

HOTELS, RESORTS & CRUISE LINES-1.36%

Hilton Hotels Corp.                              185,000      4,206,900
-----------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.         16,000        934,400
=======================================================================
                                                              5,141,300
=======================================================================

HOUSEHOLD PRODUCTS-1.72%

Procter & Gamble Co. (The)                       118,000      6,499,440
=======================================================================

HOUSEWARES & SPECIALTIES-1.06%

Fortune Brands, Inc.                              52,000      4,013,360
=======================================================================

HYPERMARKETS & SUPER CENTERS-1.54%

Costco Wholesale Corp.                           120,000      5,809,200
=======================================================================

INDUSTRIAL CONGLOMERATES-4.84%

Textron Inc.                                      40,000      2,952,000
-----------------------------------------------------------------------
Tyco International Ltd. (Bermuda)                430,000     15,368,200
=======================================================================
                                                             18,320,200
=======================================================================

INDUSTRIAL MACHINERY-2.23%

Danaher Corp.                                     60,000      3,444,600
-----------------------------------------------------------------------
Eaton Corp.                                       30,000      2,170,800
-----------------------------------------------------------------------
Ingersoll-Rand Co.-Class A (Bermuda)              35,000      2,810,500
=======================================================================
                                                              8,425,900
=======================================================================

INTEGRATED OIL & GAS-1.51%

BP PLC-ADR (United Kingdom)                       32,000      1,868,800
-----------------------------------------------------------------------
ChevronTexaco Corp.                               35,000      1,837,850
-----------------------------------------------------------------------
ConocoPhillips                                    23,000      1,997,090
=======================================================================
                                                              5,703,740
=======================================================================

INTERNET RETAIL-1.83%

Amazon.com, Inc.(a)                               22,500        996,525
-----------------------------------------------------------------------
eBay Inc.(a)                                      51,000      5,930,280
=======================================================================
                                                              6,926,805
=======================================================================

INTERNET SOFTWARE & SERVICES-3.36%

Google Inc.-Class A(a)                            20,000      3,862,000
-----------------------------------------------------------------------
Yahoo! Inc.(a)                                   235,000      8,854,800
=======================================================================
                                                             12,716,800
=======================================================================

INVESTMENT BANKING & BROKERAGE-3.85%

Goldman Sachs Group, Inc. (The)                   63,000      6,554,520
-----------------------------------------------------------------------
Lehman Brothers Holdings Inc.                     47,000      4,111,560
-----------------------------------------------------------------------
Merrill Lynch & Co., Inc.                         65,000      3,885,050
=======================================================================
                                                             14,551,130
=======================================================================

MANAGED HEALTH CARE-3.67%

Aetna Inc.                                        62,000      7,734,500
-----------------------------------------------------------------------

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
MANAGED HEALTH CARE-(CONTINUED)

UnitedHealth Group Inc.                           70,000   $  6,162,100
=======================================================================
                                                             13,896,600
=======================================================================

MOTORCYCLE MANUFACTURERS-0.75%

Harley-Davidson, Inc.                             47,000      2,855,250
=======================================================================

MOVIES & ENTERTAINMENT-1.46%

Pixar(a)                                          24,000      2,054,640
-----------------------------------------------------------------------
Walt Disney Co. (The)                            125,000      3,475,000
=======================================================================
                                                              5,529,640
=======================================================================

OFFICE ELECTRONICS-1.06%

Xerox Corp.(a)                                   235,000      3,997,350
=======================================================================

OIL & GAS EQUIPMENT & SERVICES-1.53%

BJ Services Co.                                   62,000      2,885,480
-----------------------------------------------------------------------
Varco International, Inc.(a)                     100,000      2,915,000
=======================================================================
                                                              5,800,480
=======================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-2.63%

Citigroup Inc.                                    85,000      4,095,300
-----------------------------------------------------------------------
JPMorgan Chase & Co.                             150,000      5,851,500
=======================================================================
                                                              9,946,800
=======================================================================

PERSONAL PRODUCTS-2.76%

Estee Lauder Cos. Inc. (The)-Class A             125,000      5,721,250
-----------------------------------------------------------------------
Gillette Co. (The)                               105,000      4,701,900
=======================================================================
                                                             10,423,150
=======================================================================

PHARMACEUTICALS-4.86%

Johnson & Johnson                                120,000      7,610,400
-----------------------------------------------------------------------
Pfizer Inc.                                       80,000      2,151,200
-----------------------------------------------------------------------
Sepracor Inc.(a)                                  63,000      3,740,310
-----------------------------------------------------------------------
Wyeth                                            115,000      4,897,850
=======================================================================
                                                             18,399,760
=======================================================================

PROPERTY & CASUALTY INSURANCE-0.62%

Allstate Corp. (The)                              45,000      2,327,400
=======================================================================

RESTAURANTS-2.43%

McDonald's Corp.                                 150,000      4,809,000
-----------------------------------------------------------------------
Yum! Brands, Inc.                                 93,000      4,387,740
=======================================================================
                                                              9,196,740
=======================================================================

SEMICONDUCTOR EQUIPMENT-1.55%

Novellus Systems, Inc.(a)                        210,000      5,856,900
=======================================================================

SEMICONDUCTORS-3.46%

Analog Devices, Inc.                             135,000      4,984,200
-----------------------------------------------------------------------
Microchip Technology Inc.                        135,000      3,599,100
-----------------------------------------------------------------------

                              AIM V.I. GROWTH FUND

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
SEMICONDUCTORS-(CONTINUED)

National Semiconductor Corp.                     250,000   $  4,487,500
=======================================================================
                                                             13,070,800
=======================================================================

SOFT DRINKS-0.75%

PepsiCo, Inc.                                     54,000      2,818,800
=======================================================================

SPECIALTY CHEMICALS-0.74%

Ecolab Inc.                                       80,000      2,810,400
=======================================================================

SYSTEMS SOFTWARE-5.87%

McAfee Inc.(a)                                   140,000      4,050,200
-----------------------------------------------------------------------
Microsoft Corp.                                  130,000      3,472,300
-----------------------------------------------------------------------
Oracle Corp.(a)                                  415,000      5,693,800
-----------------------------------------------------------------------
Symantec Corp.(a)                                210,000      5,409,600
-----------------------------------------------------------------------

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
SYSTEMS SOFTWARE-(CONTINUED)

VERITAS Software Corp.(a)                        125,000   $  3,568,750
=======================================================================
                                                             22,194,650
=======================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $288,480,773)                         376,350,272
=======================================================================

MONEY MARKET FUNDS-1.18%

Liquid Assets Portfolio-Institutional
  Class(b)                                     2,220,563      2,220,563
-----------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(b)    2,220,563      2,220,563
=======================================================================
    Total Money Market Funds (Cost
      $4,441,126)                                             4,441,126
=======================================================================
TOTAL INVESTMENTS-100.67% (Cost $292,921,899)               380,791,398
=======================================================================
OTHER ASSETS LESS LIABILITIES-(0.67%)                        (2,519,916)
=======================================================================
NET ASSETS-100.00%                                         $378,271,482
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.
                              AIM V.I. GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS:

Investments, at market value (cost
  $288,480,773)                                 $ 376,350,272
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $4,441,126)                                 4,441,126
=============================================================
    Total investments (cost $292,921,899)         380,791,398
=============================================================
Foreign currencies, at market value (cost
  $123)                                                   152
-------------------------------------------------------------
Receivables for:
  Investments sold                                  3,260,626
-------------------------------------------------------------
  Fund shares sold                                     26,267
-------------------------------------------------------------
  Dividends                                           228,611
-------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                 68,110
-------------------------------------------------------------
Other assets                                            6,638
=============================================================
    Total assets                                  384,381,802
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                             5,019,433
-------------------------------------------------------------
  Fund shares reacquired                              493,964
-------------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                              91,314
-------------------------------------------------------------
Accrued administrative services fees                  464,967
-------------------------------------------------------------
Accrued distribution fees -- Series II                  8,337
-------------------------------------------------------------
Accrued operating expenses                             32,305
=============================================================
    Total liabilities                               6,110,320
=============================================================
Net assets applicable to shares outstanding     $ 378,271,482
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                   $ 723,536,883
-------------------------------------------------------------
Undistributed net investment income (loss)            (75,266)
-------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and option contracts     (433,059,662)
-------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies                87,869,527
=============================================================
                                                $ 378,271,482
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                        $ 365,108,091
_____________________________________________________________
=============================================================
Series II                                       $  13,163,391
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Series I                                           22,742,817
_____________________________________________________________
=============================================================
Series II                                             826,197
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                     $       16.05
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                     $       15.93
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $24,155)                                       $ 3,293,334
------------------------------------------------------------
Dividends from affiliated money market funds          65,374
============================================================
    Total investment income                        3,358,708
============================================================

EXPENSES:

Advisory fees                                      2,428,388
------------------------------------------------------------
Administrative services fees                         911,928
------------------------------------------------------------
Custodian fees                                        30,729
------------------------------------------------------------
Distribution fees -- Series II                        29,693
------------------------------------------------------------
Transfer agent fees                                   21,499
------------------------------------------------------------
Trustees' fees and retirement benefits                21,067
------------------------------------------------------------
Other                                                 97,086
============================================================
    Total expenses                                 3,540,390
============================================================
Less: Fees waived, expenses reimbursed and
      expense offset arrangement                      (1,756)
============================================================
    Net expenses                                   3,538,634
============================================================
Net investment income (loss)                        (179,926)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES AND
  OPTION CONTRACTS:

Net realized gain from:
  Investment securities                           34,312,412
------------------------------------------------------------
  Option contracts written                           202,375
============================================================
                                                  34,514,787
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                           (5,082,670)
------------------------------------------------------------
  Foreign currencies                                      11
============================================================
                                                  (5,082,659)
============================================================
Net gain from investment securities, foreign
  currencies and option contracts                 29,432,128
============================================================
Net increase in net assets resulting from
  operations                                     $29,252,202
____________________________________________________________
============================================================

See accompanying notes which are an integral part of the financial statements.
                              AIM V.I. GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2004 and 2003

                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (179,926)   $   (486,112)
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and option contracts                     34,514,787      (4,198,771)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and option
    contracts                                                   (5,082,659)    102,214,600
==========================================================================================
    Net increase in net assets resulting from operations        29,252,202      97,529,717
==========================================================================================
Share transactions-net:
  Series I                                                     (55,702,056)    (64,742,379)
------------------------------------------------------------------------------------------
  Series II                                                      2,385,025       5,557,072
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (53,317,031)    (59,185,307)
==========================================================================================
    Net increase (decrease) in net assets                      (24,064,829)     38,344,410
==========================================================================================

NET ASSETS:

  Beginning of year                                            402,336,311     363,991,901
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(75,266) and $(71,307), respectively)          $378,271,482    $402,336,311
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.
                              AIM V.I. GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Growth Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to seek growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

                              AIM V.I. GROWTH FUND

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.65% of the first $250 million of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets in excess of $250 million. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.30% of average daily net assets, through April 30, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short
                              AIM V.I. GROWTH FUND
sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $1,483.

    For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $271 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. Pursuant to such agreement for the year ended December 31, 2004, AIM was paid $911,928, of which AIM retained $98,297 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AISI $21,499.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has contractually agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total annual fund operating expenses (excluding items (ii) through (vii) discussed above) of Series II shares to 1.45% of average daily net assets, through April 30, 2006. AIM Distributors did not reimburse fees during the period under this expense limitation. Pursuant to the Plan, for the year ended December 31, 2004, the Series II shares paid $29,693.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               12/31/03          AT COST          FROM SALES       (DEPRECIATION)      12/31/04        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $4,393,449       $ 69,051,555      $ (71,224,441)        $   --         $2,220,563       $32,925       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            4,393,449         69,051,555        (71,224,441)            --          2,220,563        32,449           --
==================================================================================================================================
    Total         $8,786,898       $138,103,110      $(142,448,882)        $   --         $4,441,126       $65,374       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

NOTE 4--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2004, the Fund received credits in transfer agency fees of $2 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $2.

                              AIM V.I. GROWTH FUND

NOTE 5--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2004, the Fund engaged in purchases and sales of securities of $10,803,473 and $2,496,705, respectively.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2004, the Fund paid legal fees of $3,520 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--OPTION CONTRACTS WRITTEN

                           TRANSACTIONS DURING THE PERIOD
------------------------------------------------------------------------------------
                                                              CALL OPTION CONTRACTS
                                                              ----------------------
                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED
------------------------------------------------------------------------------------
Beginning of year                                                 --       $      --
------------------------------------------------------------------------------------
Written                                                          672         230,482
------------------------------------------------------------------------------------
Closed                                                           (72)       (122,444)
------------------------------------------------------------------------------------
Expired                                                         (600)       (108,038)
====================================================================================
End of year                                                       --       $      --
____________________________________________________________________________________
====================================================================================

                              AIM V.I. GROWTH FUND

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

There were no ordinary income or long-term capital gain distributions paid during the years ended December 31, 2004 and 2003.

TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                                    2004
-----------------------------------------------------------------------------
Unrealized appreciation -- investments                          $  83,962,469
-----------------------------------------------------------------------------
Temporary book/tax differences                                        (82,466)
-----------------------------------------------------------------------------
Capital loss carryforward                                        (429,145,404)
-----------------------------------------------------------------------------
Shares of beneficial interest                                     723,536,883
=============================================================================
Total net assets                                                $ 378,271,482
_____________________________________________________________________________
=============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and other tax deferrals. The tax-basis unrealized appreciation (depreciation) on investments amount includes appreciation on foreign currencies of $28.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of December 31, 2004 to utilizing $427,958,083 of capital loss carryforward in the fiscal year ended December 31, 2005.

    The Fund utilized $30,838,198 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2004 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2009                                               $299,869,553
-----------------------------------------------------------------------------
December 31, 2010                                                103,262,179
-----------------------------------------------------------------------------
December 31, 2011                                                 26,013,672
=============================================================================
Total capital loss carryforward                                 $429,145,404
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of April 30, 2004, the date of the reorganization of INVESCO VIF-Growth Fund into the Fund, are realized on securities held in each fund at such date, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $316,237,039 and $369,268,747, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $85,133,126
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (1,170,685)
===============================================================================
Net unrealized appreciation of investment securities               $83,962,441
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $296,828,957.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating losses on December 31, 2004, undistributed net investment income (loss) was increased by $176,132, undistributed net realized gain (loss) was increased by $3,374,294 and shares of beneficial interest decreased by $3,550,426. Further, as a result of tax deferrals acquired in the reorganization of INVESCO VIF-Growth Fund into the Fund, undistributed net investment income (loss) was decreased by $165, undistributed net realized gain (loss) was decreased by $5,101,442 and shares of beneficial interest increased by $5,101,607. These reclassifications had no effect on the net assets of the Fund.

                              AIM V.I. GROWTH FUND

NOTE 12--SHARE INFORMATION

                                            CHANGES IN SHARES OUTSTANDING(a)
-------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------------
                                                                         2004                            2003
                                                              ---------------------------    ----------------------------
                                                                SHARES         AMOUNT          SHARES          AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     2,624,088    $  39,797,986      5,011,173    $  64,150,735
-------------------------------------------------------------------------------------------------------------------------
  Series II                                                      417,397        6,230,930        572,562        7,394,324
=========================================================================================================================
Issued in connection with acquisitions:(b)
  Series I                                                       451,258        6,684,290             --               --
=========================================================================================================================
Reacquired:
  Series I                                                    (6,809,056)    (102,184,332)   (10,506,555)    (128,893,114)
-------------------------------------------------------------------------------------------------------------------------
  Series II                                                     (255,813)      (3,845,905)      (150,413)      (1,837,252)
=========================================================================================================================
                                                              (3,572,126)   $ (53,317,031)    (5,073,233)   $ (59,185,307)
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a) There are six entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate the own 70% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.
(b) As of the opening of business on April 30, 2004, the Fund acquired all of the net assets of INVESCO VIF-Growth Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on December 9, 2003 and INVESCO VIF-Growth Fund shareholders on April 2, 2004. The acquisition was accomplished by a tax-free exchange of 451,258 shares of the Fund for 1,093,801 shares of INVESCO VIF-Growth Fund outstanding as of the close of business April 29, 2004. INVESCO VIF-Growth Fund's net assets at that date of $6,684,290 including $435,251 of unrealized appreciation were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $388,609,444.

                              AIM V.I. GROWTH FUND

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                          SERIES I
                                                              ----------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------------
                                                                2004             2003         2002         2001         2000
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  14.83         $  11.30     $  16.37     $  24.81     $  32.25
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.01)(a)        (0.02)       (0.03)(b)    (0.03)(b)     0.03
------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   1.23             3.55        (5.04)       (8.37)       (6.60)
==============================================================================================================================
    Total from investment operations                              1.22             3.53        (5.07)       (8.40)       (6.57)
==============================================================================================================================
Less distributions:
  Dividends from net investment income                              --               --           --        (0.04)       (0.00)
------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --               --           --           --        (0.87)
==============================================================================================================================
    Total distributions                                             --               --           --        (0.04)       (0.87)
==============================================================================================================================
Net asset value, end of period                                $  16.05         $  14.83     $  11.30     $  16.37     $  24.81
______________________________________________________________________________________________________________________________
==============================================================================================================================
Total return(c)                                                   8.23%           31.24%      (30.97)%     (33.86)%     (20.49)%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $365,108         $392,533     $361,259     $601,648     $879,182
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratio of expenses to average net assets                           0.91%(d)         0.89%        0.91%        0.88%        0.83%
==============================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.04)%(a)(d)    (0.13)%      (0.21)%      (0.17)%       0.11%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Portfolio turnover rate                                             88%             101%         195%         239%         162%
______________________________________________________________________________________________________________________________
==============================================================================================================================

(a) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment (loss) to average net assets excluding the special dividend are $(0.03) and (0.14)%, respectively.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(d)  Ratios are based on average daily net assets of $372,021,041.

                              AIM V.I. GROWTH FUND

                                                                                         SERIES II
                                                              ---------------------------------------------------------------
                                                                                                           SEPTEMBER 19, 2001
                                                                                                              (DATE SALES
                                                                     YEAR ENDED DECEMBER 31,                 COMMENCED) TO
                                                              -------------------------------------           DECEMBER 31,
                                                               2004           2003           2002                 2001
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 14.75        $11.27         $ 16.36              $14.67
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.04)(a)     (0.03)          (0.06)(b)           (0.02)(b)
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  1.22          3.51           (5.03)               1.75
=============================================================================================================================
    Total from investment operations                             1.18          3.48           (5.09)               1.73
=============================================================================================================================
Less dividends from net investment income                          --            --              --               (0.04)
=============================================================================================================================
Net asset value, end of period                                $ 15.93        $14.75         $ 11.27              $16.36
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Total return(c)                                                  8.00%        30.88%         (31.11)%             11.79%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $13,163        $9,803         $ 2,733              $  604
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of expenses to average net assets                          1.16%(d)      1.14%           1.16%               1.17%(e)
=============================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.29)%(a)(d)  (0.38)%        (0.46)%             (0.46)%(e)
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Portfolio turnover rate(f)                                         88%          101%            195%                239%
_____________________________________________________________________________________________________________________________
=============================================================================================================================

(a) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment (loss) to average net assets excluding the special dividend are $(0.06) and (0.39)%, respectively.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(d)  Ratios are based on average daily net assets of $11,877,028.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

    On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

    Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

                              AIM V.I. GROWTH FUND

    Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.

    The SEC has also settled market timing enforcement actions against Raymond
R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

    The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.


    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

    The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

    As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

Ongoing Regulatory Inquiries Concerning IFG and AIM

    IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

    AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of

                              AIM V.I. GROWTH FUND

California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.


Private Civil Actions Alleging Market Timing

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

    All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.


Private Civil Actions Alleging Improper Use of Fair Value Pricing

    Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.


Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

    Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.


Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

                              AIM V.I. GROWTH FUND

Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

    A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
*                                       *                                      *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

                              AIM V.I. GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds
Houston, Texas



We have audited the accompanying statement of assets and liabilities of AIM V.I. High Yield Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, including the schedule of investments as of December 31, 2004, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers. When brokers did not reply to our confirmation request, we performed alternative audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. High Yield Fund as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended in conformity with accounting principles generally accepted in the United States of America.

                                                /s/ TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 4, 2005

                            AIM V.I. HIGH YIELD FUND

SCHEDULE OF INVESTMENTS

December 31, 2004

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
BONDS & NOTES-86.43%

ADVERTISING-0.43%

Dex Media Inc., Unsec Disc. Global Notes,
  9.00%, 11/15/13(a)(b)                        $  200,000   $   157,500
-----------------------------------------------------------------------
Dex Media West LLC/Dex Media Finance Co., Sr.
  Notes, 5.88%, 11/15/11 (Acquired 11/09/04;
  Cost $260,000)(a)(c)(d)                         260,000       260,000
=======================================================================
                                                                417,500
=======================================================================

AEROSPACE & DEFENSE-1.85%

Argo-Tech Corp., Sr. Unsec. Gtd. Global
  Notes, 9.25%, 06/01/11(a)                       440,000       485,100
-----------------------------------------------------------------------
Armor Holdings, Inc., Sr. Sub. Global Notes,
  8.25%, 08/15/13(a)                              200,000       225,000
-----------------------------------------------------------------------
Bombardier Recreational Products Inc.
  (Canada), Sr. Sub. Global Notes, 8.38%,
  12/15/13(a)                                      70,000        75,250
-----------------------------------------------------------------------
DRS Technologies Inc.,
  Sr. Sub. Notes,
  6.88%, 11/01/13 (Acquired 12/15/04; Cost
  $73,500)()(a)(c)(d)                              70,000        73,500
-----------------------------------------------------------------------
  Sr. Unsec. Sub. Global Notes, 6.88%,
  11/01/13(a)                                     160,000       168,000
-----------------------------------------------------------------------
K & F Acquisition Inc., Sr. Sub. Notes,
  7.75%, 11/15/14 (Acquired 11/05/04; Cost
  $70,000)(a)(c)(d)                                70,000        72,625
-----------------------------------------------------------------------
L-3 Communications Corp., Sr. Unsec. Gtd.
  Sub. Global Notes, 6.13%, 01/15/14(a)           495,000       512,325
-----------------------------------------------------------------------
Orbital Sciences Corp.-Series B, Sr. Global
  Notes, 9.00%, 07/15/11(a)                        80,000        90,200
-----------------------------------------------------------------------
Standard Aero Holdings, Inc. Sr. Sub. Notes,
  8.25%, 09/01/14 (Acquired 08/17/04; Cost
  $100,000)(a)(c)                                 100,000       108,500
=======================================================================
                                                              1,810,500
=======================================================================

AIR FREIGHT & LOGISTICS-0.29%

Park-Ohio Industries Inc., Sr. Sub. Notes,
  8.38%, 11/15/14 (Acquired
  11/19/04-12/07/04; Cost $280,875)(a)(c)(d)      280,000       280,700
=======================================================================

AIRLINES-1.02%

Continental Airlines, Inc., Notes, 8.00%,
  12/15/05(a)                                     370,000       367,225
-----------------------------------------------------------------------
Northwest Airlines Inc., Sr. Unsec. Gtd.
  Notes, 8.88%, 06/01/06(a)                       650,000       627,250
=======================================================================
                                                                994,475
=======================================================================

ALUMINUM-0.14%

Century Aluminum Co., Sr. Unsec. Gtd. Notes,
  7.50%, 08/15/14 (Acquired 08/10/04; Cost
  $130,000)(a)(c)                                 130,000       139,100
=======================================================================

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
APPAREL, ACCESSORIES & LUXURY GOODS-0.26%

Warnaco Inc., Sr. Unsec. Global Notes, 8.88%,
  06/15/13(a)                                     235,000       259,675
=======================================================================

AUTO PARTS & EQUIPMENT-1.35%

Autocam Corp., Sr. Unsec. Gtd. Sub. Global
  Notes, 10.88%, 06/15/14(a)                   $  115,000   $   115,000
-----------------------------------------------------------------------
Collins & Aikman Products Corp., Sr. Unsec.
  Gtd. Global Notes, 10.75%, 12/31/11(a)          155,000       158,875
-----------------------------------------------------------------------
Delco Remy International, Inc., Sr. Sec.
  Floating Rate Global Notes, 6.07%,
  04/15/09(a)(e)                                  130,000       132,600
-----------------------------------------------------------------------
Metaldyne Corp., Sr. Unsec. Gtd. Notes,
  10.00%, 11/01/13 (Acquired
  10/20/03-09/23/04; Cost $276,000)(a)(c)         280,000       263,900
-----------------------------------------------------------------------
R.J. Tower Corp., Sr. Unsec. Gtd. Global
  Notes, 12.00%, 06/01/13(a)                      340,000       265,200
-----------------------------------------------------------------------
Tenneco Automotive Inc.-Series B, Sr. Sec.
  Second Lien Global Notes, 10.25%,
  07/15/13(a)                                      80,000        94,800
-----------------------------------------------------------------------
TRW Automotive Inc., Sr. Global Notes, 9.38%,
  02/15/13(a)                                     249,000       290,085
=======================================================================
                                                              1,320,460
=======================================================================

BROADCASTING & CABLE TV-7.59%

Adelphia Communications Corp.,
  Sr. Unsec. Notes,
  9.50%, 03/01/05(a)(f)                           850,000     1,032,750
-----------------------------------------------------------------------
  10.88%, 10/01/10(a)(f)                        1,030,000     1,019,700
-----------------------------------------------------------------------
  Series B, Sr. Unsec. Notes, 9.88%,
  03/01/07(a)(f)                                  140,000       136,500
-----------------------------------------------------------------------
Allbritton Communications Co., Sr. Unsec.
  Sub. Global Notes, 7.75%, 12/15/12(a)           385,000       401,362
-----------------------------------------------------------------------
Cablevision Systems Corp.-New York Group, Sr.
  Floating Rate Notes, 6.67%, 04/01/09
  (Acquired 03/30/04; Cost $515,000)(a)(c)(g)     515,000       551,050
-----------------------------------------------------------------------
Charter Communications Holdings, LLC/Charter
  Communications Holdings Capital Corp.,
  Sr. Unsec. Global Notes, 11.13%,
  01/15/11(a)                                     435,000       395,306
-----------------------------------------------------------------------
  Sr. Unsec. Notes, 9.92%, 04/01/11(a)            200,000       171,250
-----------------------------------------------------------------------
Charter Communications Operating, LLC/Charter
  Communications Operating Capital Corp., Sr.
  Second Lien Notes, 8.00%, 04/30/12
  (Acquired 05/11/04-07/09/04; Cost
  $514,113)(a)(c)                                 530,000       555,175
-----------------------------------------------------------------------
CSC Holdings Inc.-Series B, Sr. Unsec. Unsub.
  Notes, 7.63%, 04/01/11(a)                       395,000       427,587
-----------------------------------------------------------------------
EchoStar DBS Corp., Sr. Unsec. Gtd. Global
  Notes, 5.75%, 10/01/08(a)                       590,000       601,800
-----------------------------------------------------------------------
Granite Broadcasting Corp., Sr. Sec. Global
  Notes, 9.75%, 12/01/10(a)                       250,000       240,625
-----------------------------------------------------------------------
Knology, Inc., Sr. Unsec. PIK Notes, 12.00%,
  11/30/09 (Acquired 05/15/03-12/02/04; Cost
  $325,574)(a)(c)                                 336,877       325,928
-----------------------------------------------------------------------

                            AIM V.I. HIGH YIELD FUND

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
BROADCASTING & CABLE TV-(CONTINUED)

Pegasus Communications Corp.-Series B, Sr.
  Notes, 9.63%, 10/15/05(a)(d)(f)              $  390,000   $   248,625
-----------------------------------------------------------------------
Rainbow National Services LLC, Sr. Notes,
  8.75%, 09/01/12 (Acquired 08/13/04; Cost
  $323,125)(a)(c)                                 325,000       357,500
-----------------------------------------------------------------------
Rogers Cable Inc. (Canada), Sr. Sec. Second
  Priority Notes, 6.75%, 03/15/15 (Acquired
  11/19/04; Cost $35,000)(a)(c)(d)                 35,000        35,744
-----------------------------------------------------------------------
Rogers Wireless Communications Inc. (Canada),
  Sr. Sec. Notes, 7.25%, 12/15/12 (Acquired
  11/19/04; Cost $175,000)(a)(c)(d)               175,000       185,937
-----------------------------------------------------------------------
Videotron Ltee (Canada), Sr. Notes, 6.88%,
  01/15/14 (Acquired 11/15/04; Cost
  $220,500)(a)(c)(d)                              210,000       218,400
-----------------------------------------------------------------------
XM Satellite Radio Inc., Sr. Sec. Global
  Notes, 12.00%, 06/15/10(a)                      429,000       509,437
=======================================================================
                                                              7,414,676
=======================================================================

BUILDING PRODUCTS-0.85%

Building Materials Corp. of America,
  Sr. Unsec. Gtd. Notes, 8.00%, 12/01/08(a)       390,000       402,675
-----------------------------------------------------------------------
  Series B, Sr. Unsec. Notes, 7.75%,
  07/15/05(a)                                     280,000       286,300
-----------------------------------------------------------------------
THL Buildco Inc. (Nortek Inc.), Sr. Sub.
  Notes, 8.50%, 09/01/14 (Acquired 08/12/04;
  Cost $130,000)(a)(c)                            130,000     136,500()
=======================================================================
                                                                825,475
=======================================================================

CASINOS & GAMING-2.56%

Aztar Corp., Sr. Sub. Global Notes, 7.88%,
  06/15/14(a)                                     240,000       265,800
-----------------------------------------------------------------------
Boyd Gaming Corp., Sr. Sub. Global Notes,
  6.75%, 04/15/14(a)                              400,000       423,000
-----------------------------------------------------------------------
Herbst Gaming, Inc., Sr. Sub. Global Notes,
  8.13%, 06/01/12(a)                              115,000       123,912
-----------------------------------------------------------------------
Isle of Capri Casinos, Inc., Sr. Unsec. Gtd.
  Sub. Global Notes, 7.00%, 03/01/14(a)           760,000       784,700
-----------------------------------------------------------------------
Pinnacle Entertainment, Inc., Sr. Unsec. Gtd.
  Sub. Global Notes, 8.25%, 03/15/12(a)           455,000       485,712
-----------------------------------------------------------------------
Poster Financial Group Inc., Sr. Sec. Global
  Notes, 8.75%, 12/01/11(a)                       130,000       134,550
-----------------------------------------------------------------------
Seneca Gaming Corp., Sr. Global Notes, 7.25%,
  05/01/12(a)                                     195,000       207,187
-----------------------------------------------------------------------
Venetian Casino Resort, LLC, Sec. Gtd.
  Mortgage Global Notes, 11.00%, 06/15/10(a)       70,000        80,500
=======================================================================
                                                              2,505,361
=======================================================================

COMMODITY CHEMICALS-1.58%

Equistar Chemicals L.P./Equistar Funding
  Corp., Sr. Unsec. Gtd. Global Notes,
  10.13%, 09/01/08(a)                             685,000       792,887
-----------------------------------------------------------------------
Millennium America Inc., Sr. Unsec. Gtd.
  Global Notes, 9.25%, 06/15/08(a)                652,000       748,170
=======================================================================
                                                              1,541,057
=======================================================================

COMMUNICATIONS EQUIPMENT-1.02%

Lucent Technologies Inc., Unsec. Unsub.
  Global Deb., 6.45%, 03/15/29(a)                 465,000       425,475
-----------------------------------------------------------------------

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT-(CONTINUED)

Nortel Networks Ltd. (Canada), Sr. Global
  Notes, 6.13%, 02/15/06(a)                    $  350,000   $   357,875
-----------------------------------------------------------------------
Superior Essex Communications LLC/Essex Group
  Inc., Sr. Global Notes, 9.00%, 04/15/12(a)      205,000       213,200
=======================================================================
                                                                996,550
=======================================================================

CONSTRUCTION & ENGINEERING-0.40%

Great Lakes Dredge & Dock Co., Sr. Unsec.
  Gtd. Sub. Global Notes, 7.75%, 12/15/13(a)      425,000       391,000
=======================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-2.26%

Case New Holland Inc., Sr. Notes, 9.25%,
  08/01/11 (Acquired 07/29/03-08/18/03; Cost
  $498,815)(a)(c)                                 505,000       565,600
-----------------------------------------------------------------------
Navistar International Corp., Sr. Notes,
  7.50%, 06/15/11(a)                               55,000        59,262
-----------------------------------------------------------------------
Terex Corp., Sr. Unsec. Gtd. Sub. Global
  Notes, 9.25%, 07/15/11(a)                       590,000       665,225
-----------------------------------------------------------------------
Trinity Industries, Inc., Sr. Global Notes,
  6.50%, 03/15/14(a)                              530,000       534,637
-----------------------------------------------------------------------
Wabtec Corp., Sr. Unsec. Gtd. Global Notes,
  6.88%, 07/31/13(a)                              365,000       385,075
=======================================================================
                                                              2,209,799
=======================================================================

CONSTRUCTION MATERIALS-0.55%

Goodman Global Holding Co.,
  Inc., Sr. Floating Rate Notes, 5.76%,
  06/15/12 (Acquired 12/15/04; Cost
  $15,000)(a)(c)(d)(g)                             15,000        15,300
-----------------------------------------------------------------------
  Inc., Sr. Sub. Notes, 7.88%, 12/15/12
  (Acquired 12/15/04; Cost $70,000)(a)(c)(d)       70,000        69,650
-----------------------------------------------------------------------
RMCC Acquisition Co., Sr. Sub. Notes, 9.50%,
  11/01/12 (Acquired 10/28/04; Cost
  $205,000)(a)(c)(d)                              205,000       205,000
-----------------------------------------------------------------------
U.S. Concrete, Inc., Sr. Unsec. Gtd. Sub.
  Global Notes, 8.38%, 04/01/14(a)                225,000       243,562
=======================================================================
                                                                533,512
=======================================================================

CONSUMER FINANCE-0.87%

Dollar Financial Group Inc., Sr. Gtd. Global
  Notes, 9.75%, 11/15/11(a)                       780,000       852,150
=======================================================================

DISTILLERS & VINTNERS-0.28%

Constellation Brands, Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 8.13%, 01/15/12(a)      250,000       274,375
=======================================================================

DIVERSIFIED CHEMICALS-0.31%

FMC Corp., Sr. Sec. Global Notes, 10.25%,
  11/01/09(a)                                     165,000       191,400
-----------------------------------------------------------------------
Innophos Inc., Sr. Sub. Notes, 8.88%,
  08/15/14 (Acquired 08/03/04; Cost
  $100,000)(a)(c)                                 100,000       108,500
=======================================================================
                                                                299,900
=======================================================================

DIVERSIFIED COMMERCIAL SERVICES-0.47%

Cornell Cos., Inc., Sr. Unsec. Gtd. Global
  Notes, 10.75%, 07/01/12(a)                      240,000       261,000
-----------------------------------------------------------------------

                            AIM V.I. HIGH YIELD FUND

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
DIVERSIFIED COMMERCIAL SERVICES-(CONTINUED)

Geo Group Inc. (The), Sr. Unsec. Global
  Notes, 8.25%, 07/15/13(a)                    $  180,000   $   193,500
=======================================================================
                                                                454,500
=======================================================================

DIVERSIFIED METALS & MINING-0.14%

Massey Energy Co., Sr. Global Notes, 6.63%,
  11/15/10(a)                                     130,000       135,200
=======================================================================

DRUG RETAIL-1.03%

Jean Coutu Group (PJC) Inc. (The) (Canada),
  Sr. Notes, 7.63%, 08/01/12 (Acquired
  07/20/04; Cost $485,000)(a)(c)                  485,000       515,919
-----------------------------------------------------------------------
  Sr. Sub. Notes, 8.50%, 08/01/14 (Acquired
  09/16/04-09/17/04; Cost $475,506)(a)(c)(d)      475,000       490,437
=======================================================================
                                                              1,006,356
=======================================================================

ELECTRIC UTILITIES-3.48%

Allegheny Energy Supply Co., LLC, Unsec.
  Global Notes, 7.80%, 03/15/11(a)                330,000       362,587
-----------------------------------------------------------------------
LSP Energy L.P./LSP Batesville Funding Corp.-
  Series C, Sr. Sec. Bonds, 7.16%,
  01/15/14(a)                                     271,920       279,324
-----------------------------------------------------------------------
Midwest Generation, LLC,
  Sr. Sec. Second Priority Global Notes,
  8.75%, 05/01/34(a)                              330,000       376,200
-----------------------------------------------------------------------
  Series B., Global Asset-Backed Pass Through
  Ctfs., 8.56%, 01/02/16(a)                       635,000       714,375
-----------------------------------------------------------------------
Mission Energy Holding Co., Sr. Sec. Global
  Notes, 13.50%, 07/15/08(a)                      705,000       883,012
-----------------------------------------------------------------------
NRG Energy, Inc., Sr. Sec. Gtd. Second
  Priority Notes, 8.00%, 12/15/13 (Acquired
  12/17/03-04/12/04; Cost $725,950)(a)(c)         720,000       788,400
=======================================================================
                                                              3,403,898
=======================================================================

ELECTRONIC MANUFACTURING SERVICES-0.61%

Celestica Inc. (Canada), Sr. Sub. Notes,
  7.88%, 07/01/11(a)                               95,000       102,362
-----------------------------------------------------------------------
Flextronics International Ltd. (Singapore),
  Sr. Sub. Global Notes, 6.50%, 05/15/13(a)       345,000       355,350
-----------------------------------------------------------------------
Sanmina-SCI Corp., Sr. Sec. Gtd. Global
  Notes, 10.38%, 01/15/10(a)                      120,000       139,200
=======================================================================
                                                                596,912
=======================================================================

ENVIRONMENTAL SERVICES-0.53%

Allied Waste North America, Inc.-Series B,
  Sr. Sec. Gtd. Global Notes, 8.50%,
  12/01/08(a)                                     490,000       521,850
=======================================================================

FERTILIZERS & AGRICULTURAL CHEMICALS-0.30%

IMC Global Inc.,
  Sr. Unsec. Global Notes, 10.88%,
  08/01/13(a)                                     225,000       282,375
-----------------------------------------------------------------------
  Series B, Sr. Unsec. Gtd. Global Notes,
    10.88%, 06/01/08(a)                             7,000         8,435
=======================================================================
                                                                290,810
=======================================================================

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------

FOOD RETAIL-0.15%

Ahold Finance USA, Inc., Sr. Unsec. Gtd.
  Unsub. Notes, 8.25%, 07/15/10(a)             $  125,000   $   142,187
=======================================================================

FOREST PRODUCTS-0.45%

Ainsworth Lumber Co. Ltd. (Canada),
  Sr. Unsec. Yankee Notes,
  6.75%, 03/15/14(a)                              100,000        98,250
-----------------------------------------------------------------------
  Sr. Unsec. Global Notes,
  6.75%, 03/15/14(a)                              235,000       229,712
-----------------------------------------------------------------------
Millar Western Forest Products Ltd. (Canada),
  Sr. Unsec. Global Notes, 7.75%, 11/15/13(a)     100,000       107,500
=======================================================================
                                                                435,462
=======================================================================

GAS UTILITIES-0.28%

Inergy LP/Inergy Finance Corp., Sr. Notes,
  6.88%, 12/15/14 (Acquired 12/17/04; Cost
  $100,000)(a)(c)(d)                              100,000       101,000
-----------------------------------------------------------------------
SEMCO Energy, Inc.,
  Sr. Global Notes, 7.75%, 05/15/13(a)             85,000        92,333
-----------------------------------------------------------------------
  Sr. Unsec. Global Notes, 7.13%, 05/15/08(a)      75,000        80,625
=======================================================================
                                                                273,958
=======================================================================

HEALTH CARE DISTRIBUTORS-0.10%

National Nephrology Associates, Inc., Sr.
  Sub. Notes, 9.00%, 11/01/11 (Acquired
  10/16/03; Cost $80,000)(a)(c)                    80,000        93,000
=======================================================================

HEALTH CARE EQUIPMENT-1.42%

Bio-Rad Laboratories, Inc., Sr. Sub. Notes,
  6.13%, 12/15/14 (Acquired 12/13/04; Cost
  $140,000)(a)(c)(d)                              140,000       141,400
-----------------------------------------------------------------------
Fisher Scientific International Inc., Sr.
  Unsec. Sub. Global Notes, 8.13%,
  05/01/12(a)                                     337,000       377,440
-----------------------------------------------------------------------
Medex, Inc., Sr. Sub. Global Notes, 8.88%,
  05/15/13(a)                                     275,000       323,125
-----------------------------------------------------------------------
MedQuest Inc.-Series B, Sr. Unsec. Gtd. Sub.
  Notes, 11.88%, 08/15/12(a)                      320,000       377,600
-----------------------------------------------------------------------
Vicar Operating, Inc., Sr. Unsec. Gtd. Notes,
  9.88%, 12/01/09(a)                              150,000       165,000
=======================================================================
                                                              1,384,565
=======================================================================

HEALTH CARE FACILITIES-3.47%

Alderwoods Group Inc., Sr. Notes, 7.75%,
  09/15/12 (Acquired 08/05/04; Cost
  $65,000)(a)(c)(d)                                65,000        70,444
-----------------------------------------------------------------------
Ardent Health Services Inc., Sr. Sub. Global
  Notes, 10.00%, 08/15/13(a)                       50,000        52,750
-----------------------------------------------------------------------
Beverly Enterprises, Inc., Sr. Sub. Notes,
  7.88%, 06/15/14 (Acquired 06/18/04; Cost
  $290,038)(a)(c)                                 295,000       317,862
-----------------------------------------------------------------------
Concentra Operating Corp., Sr. Unsec. Gtd.
  Sub. Notes, 9.13%, 06/01/12 (Acquired
  05/25/04; Cost $113,405)(a)(c)                  115,000       129,662
-----------------------------------------------------------------------
Genesis HealthCare Corp., Sr. Sub. Global
  Notes, 8.00%, 10/15/13(a)                       160,000       174,400
-----------------------------------------------------------------------
Hanger Orthopedic Group, Inc., Sr. Unsec.
  Gtd. Global Notes, 10.38%, 02/15/09(a)           50,000        51,875
-----------------------------------------------------------------------

                            AIM V.I. HIGH YIELD FUND

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
HEALTH CARE FACILITIES-(CONTINUED)

HCA, Inc., Global Notes,
  5.50%, 12/01/09(a)                           $  140,000   $   140,780
-----------------------------------------------------------------------
  6.38%, 01/15/15(a)                               70,000        70,458
-----------------------------------------------------------------------
HEALTHSOUTH Corp., Sr. Unsec. Global Notes,
  8.38%, 10/01/11(a)                              695,000       719,325
-----------------------------------------------------------------------
Tenet Healthcare Corp.,
  Sr. Notes, 9.88%, 07/01/14
  (Acquired 06/15/04; Cost $214,883)(a)(c)        220,000       239,800
-----------------------------------------------------------------------
  Sr. Unsec. Notes, 6.38%, 12/01/11(a)            345,000       322,575
-----------------------------------------------------------------------
Triad Hospitals, Inc., Sr. Unsec. Sub. Notes,
  7.00%, 11/15/13(a)                              545,000       558,625
-----------------------------------------------------------------------
United Surgical Partners International, Inc.,
  Sr. Unsec. Gtd. Sub. Global Notes, 10.00%,
  12/15/11(a)                                     470,000       538,150
=======================================================================
                                                              3,386,706
=======================================================================

HEALTH CARE SERVICES-0.49%

Quintiles Transnational Corp., Sr. Unsec.
  Sub. Global Notes, 10.00%, 10/01/13(a)          250,000       281,250
-----------------------------------------------------------------------
Team Health Inc., Sr. Sub. Global Notes,
  9.00%, 04/01/12(a)                              200,000       196,500
=======================================================================
                                                                477,750
=======================================================================

HEALTH CARE SUPPLIES-0.21%

Inverness Medical Innovations, Inc., Sr. Sub.
  Notes, 8.75%, 02/15/12 (Acquired 02/05/04;
  Cost $195,000)(a)(c)                            195,000       204,750
=======================================================================

HOMEBUILDING-0.57%

Technical Olympic USA, Inc.,
  Sr. Sub. Notes, 7.50%, 01/15/15 (Acquired
  12/14/04; Cost $140,000)(a)(c)(d)               140,000       141,400
-----------------------------------------------------------------------
  Sr. Unsec. Gtd. Global Notes, 9.00%,
  07/01/10(a)                                     205,000       220,375
-----------------------------------------------------------------------
WCI Communities, Inc., Sr. Unsec. Gtd. Sub.
  Global Notes, 10.63%, 02/15/11(a)               170,000       190,400
=======================================================================
                                                                552,175
=======================================================================

HOTELS, RESORTS & CRUISE LINES-2.25%

Grupo Posadas S.A. de C.V. (Mexico), Sr.
  Notes, 8.75%, 10/04/11 (Acquired 09/27/04;
  Cost $500,000)(a)(c)(d)                         500,000       536,250
-----------------------------------------------------------------------
Intrawest Corp. (Canada), Sr. Unsec. Global
  Notes, 7.50%, 10/15/13(a)                       400,000       430,000
-----------------------------------------------------------------------
Kerzner International Ltd. (Bahamas), Sr.
  Unsec. Gtd. Sub. Global Notes, 8.88%,
  08/15/11(a)                                     250,000       275,000
-----------------------------------------------------------------------
La Quinta Properties, Inc., Sr. Global Notes,
  8.88%, 03/15/11(a)                              120,000       134,400
-----------------------------------------------------------------------
Royal Caribbean Cruises Ltd. (Liberia),
  Sr. Unsec. Global Notes, 8.00%, 05/15/10(a)      70,000        79,450
-----------------------------------------------------------------------
  Sr. Unsec. Unsub. Global Notes, 8.75%,
  02/02/11(a)                                     450,000       534,375
-----------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.,
  Sr. Gtd. Global Notes, 7.88%, 05/01/12(a)       185,000       211,825
=======================================================================
                                                              2,201,300
=======================================================================

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------

HOUSEHOLD APPLIANCES-0.06%

Fedders North America Inc., Sr. Unsec. Gtd.
  Global Notes, 9.88%, 03/01/14(a)             $   70,000   $    57,400
=======================================================================

HOUSEWARES & SPECIALTIES-0.14%

Ames True Temper Inc., Sr. Sub. Global Notes,
  10.00%, 07/15/12(a)                             135,000       139,050
=======================================================================

INDUSTRIAL CONGLOMERATES-0.29%

Polypore, Inc., Sr. Sub. Global Notes, 8.75%,
  05/15/12(a)                                     270,000       282,150
=======================================================================

INDUSTRIAL MACHINERY-1.51%

Aearo Co. Inc., Sr. Sub. Global Notes, 8.25%,
  04/15/12(a)                                     140,000       144,900
-----------------------------------------------------------------------
Dresser-Rand Group Inc., Sr. Sub.Notes,
  7.38%, 11/01/14 (Acquired 10/14/04; Cost
  $475,000)(a)(c)(d)                              475,000       486,875
-----------------------------------------------------------------------
Manitowoc Co., Inc. (The), Sr. Unsec. Gtd.
  Sub. Global Notes, 10.50%, 08/01/12(a)          143,000       165,165
-----------------------------------------------------------------------
Valmont Industries, Inc., Sr. Gtd. Sub.
  Global Notes, 6.88%, 05/01/14(a)                180,000       187,650
-----------------------------------------------------------------------
Wolverine Tube, Inc., Sr. Notes, 7.38%,
  08/01/08 (Acquired 10/20/03-09/30/04; Cost
  $456,738)(a)(c)                                 495,000       492,525
=======================================================================
                                                              1,477,115
=======================================================================

INTEGRATED OIL & GAS-0.64%

Petrobras International Finance Co. (Cayman
  Islands), Sr. Unsec. Unsub. Global Notes,
  9.13%, 07/02/13(a)                              545,000       620,619
=======================================================================

INTEGRATED TELECOMMUNICATION SERVICES-3.67%

Citizens Communications Co., Sr. Notes,
  6.25%, 01/15/13(a)                              205,000       209,266
-----------------------------------------------------------------------
Embratel Participacoes S.A.-Series B
  (Brazil), Gtd. Global Notes, 11.00%,
  12/15/08(a)                                     270,000       309,150
-----------------------------------------------------------------------
LCI International, Inc., Sr. Notes, 7.25%,
  06/15/07(a)                                     620,000       606,050
-----------------------------------------------------------------------
Madison River Capital LLC/Madison River
  Finance Corp., Sr. Unsec. Notes, 13.25%,
  03/01/10(a)                                     500,000       543,750
-----------------------------------------------------------------------
Qwest Capital Funding, Inc., Unsec. Gtd.
  Global Notes,
  7.00%, 08/03/09(a)                              650,000       648,375
-----------------------------------------------------------------------
  7.25%, 02/15/11(a)                              345,000       338,962
-----------------------------------------------------------------------
Qwest Communications International Inc., Sr.
  Notes,
  7.25%, 02/15/11 (Acquired
  01/30/04-05/12/04; Cost $564,753)(a)(c)         595,000       617,312
-----------------------------------------------------------------------
Qwest Corp., Sr. Notes, 7.88%, 09/01/11
  (Acquired 11/18/04; Cost $301,000)(a)(c)(d)     280,000       305,200
=======================================================================
                                                              3,578,065
=======================================================================

LEISURE FACILITIES-0.56%

Six Flags, Inc. Sr. Global Notes, 9.63%,
  06/01/14(a)                                     200,000       203,500
-----------------------------------------------------------------------
Universal City Development Partners, Ltd.,
  Sr. Global Notes, 11.75%, 04/01/10(a)           170,000       201,025
-----------------------------------------------------------------------

                            AIM V.I. HIGH YIELD FUND

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
LEISURE FACILITIES-(CONTINUED)

Universal City Florida Holding Co. I/II,
  Sr. Floating Rate Notes, 7.20%, 05/01/10
  (Acquired 12/02/04; Cost
  $70,000)(a)(c)(d)(e)                         $   70,000   $    73,325
-----------------------------------------------------------------------
  Sr. Notes, 8.38%, 05/01/10
  (Acquired 12/02/04; Cost $70,000)(a)(c)(d)       70,000        73,325
=======================================================================
                                                                551,175
=======================================================================

LIFE & HEALTH INSURANCE-0.05%

Americo Life Inc., Notes, 7.88%, 05/01/13
  (Acquired 04/25/03; Cost $49,408)(a)(c)          50,000        52,091
=======================================================================

MARINE-0.45%

Overseas Shipholding Group, Inc., Sr. Unsec.
  Global Notes, 8.25%, 03/15/13(a)                265,000       297,794
-----------------------------------------------------------------------
Stena A.B./(Sweden), Sr. Notes, 7.00%,
  12/01/16 (Acquired 11/18/04; Cost
  $140,000)(a)(c)(d)                              140,000       139,300
=======================================================================
                                                                437,094
=======================================================================

METAL & GLASS CONTAINERS-4.16%

Anchor Glass Container Corp., Sr. Sec. Global
  Notes, 11.00%, 02/15/13(a)                      205,000       220,375
-----------------------------------------------------------------------
Constar International Inc., Sr. Sub. Notes,
  11.00%, 12/01/12(a)                             270,000       280,800
-----------------------------------------------------------------------
Crown European Holdings S.A. (France), Sr.
  Sec. Second Lien Global Notes, 9.50%,
  03/01/11(a)                                     120,000       137,400
-----------------------------------------------------------------------
Graham Packaging Co. Inc., Sr. Notes, 8.50%,
  10/15/12 (Acquired 09/29/04; Cost
  $475,000)(a)(c)(d)                              475,000       499,938
-----------------------------------------------------------------------
Greif Inc., Sr. Unsec. Gtd. Sub. Global
  Notes, 8.88%, 08/01/12(a)                       250,000       278,750
-----------------------------------------------------------------------
Owens-Brockway Glass Container Inc.,
  Sr. Notes, 6.75%, 12/01/14
  (Acquired 11/23/04; Cost $175,000)(a)(c)(d)     175,000       178,500
-----------------------------------------------------------------------
  Sr. Sec. Gtd. Global Notes,
  7.75%, 05/15/11(a)                              215,000       233,275
-----------------------------------------------------------------------
  8.75%, 11/15/12(a)                              375,000       426,563
-----------------------------------------------------------------------
  Sr. Unsec. Gtd. Global Notes, 8.25%,
  05/15/13(a)                                     455,000       501,638
-----------------------------------------------------------------------
Plastipak Holdings Inc., Sr. Unsec. Gtd.
  Global Notes, 10.75%, 09/01/11(a)               285,000       322,763
-----------------------------------------------------------------------
Pliant Corp.,
  Sr. Sec. Disc. Global Notes, 11.13%,
  06/15/09(a)(b)                                  435,000       403,463
-----------------------------------------------------------------------
  Sr. Sec. Second Lien Global Notes, 11.13%,
  09/01/09(a)                                     350,000       384,125
-----------------------------------------------------------------------
U.S. Can Corp., Sr. Sec. Gtd. Global Notes,
  10.88%, 07/15/10(a)                             185,000       197,025
=======================================================================
                                                              4,064,615
=======================================================================

MOVIES & ENTERTAINMENT-1.13%

AMC Entertainment Inc.,
  Sr. Unsec. Sub. Global Notes, 9.88%,
  02/01/12(a)                                     325,000       355,875
-----------------------------------------------------------------------
  Sr. Unsec. Sub. Global Notes, 8.00%,
    03/01/14(a)                                   390,000       390,000
-----------------------------------------------------------------------
River Rock Entertainment Authority, Sr.
  Notes, 9.75%, 11/01/11(a)                       130,000       146,250
-----------------------------------------------------------------------

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
MOVIES & ENTERTAINMENT-(CONTINUED)

Warner Music Group, Sr. Sub. Notes, 7.38%,
  04/15/14 (Acquired 04/01/04; Cost
  $205,000)(a)(c)                              $  205,000   $   211,150
=======================================================================
                                                              1,103,275
=======================================================================

MULTI-UTILITIES & UNREGULATED POWER-6.09%

AES Corp. (The), Sr. Unsec. Unsub. Notes,
  7.75%, 03/01/14(a)                              755,000       822,006
-----------------------------------------------------------------------
AES Red Oak LLC-Series A, Sr. Sec. Bonds,
  8.54%, 11/30/19(a)                              562,854       633,210
-----------------------------------------------------------------------
Calpine Canada Energy Finance ULC (Canada),
  Sr. Unsec. Gtd. Notes, 8.50%, 05/01/08(a)        85,000        70,125
-----------------------------------------------------------------------
Calpine Corp.,
  Sr. Sec. Notes,
  8.75%, 07/15/13
  (Acquired 07/10/03-05/11/04; Cost
  $391,888)(a)(c)                                 415,000       343,413
-----------------------------------------------------------------------
  9.63%, 09/30/14
  (Acquired 09/28/04; Cost $342,281)(a)(c)(d)     345,000       357,938
-----------------------------------------------------------------------
  Sr. Unsec. Notes,
  8.25%, 08/15/05(a)                              225,000       228,938
-----------------------------------------------------------------------
  8.75%, 07/15/07(a)                              795,000       703,575
-----------------------------------------------------------------------
Calpine Generating Co., Sec. Floating Rate
  Global Notes, 7.76%, 04/01/10(a)(e)             395,000       389,075
-----------------------------------------------------------------------
CMS Energy Corp.,
  Sr. Global Notes, 7.75%, 08/01/10(a)             90,000        98,775
-----------------------------------------------------------------------
  Sr. Unsec. Unsub. Notes, 8.90%, 07/15/08(a)     480,000       532,200
-----------------------------------------------------------------------
Dynegy Holdings Inc.,
  Sr. Sec. Gtd. Second Priority Notes,
  10.13%, 07/15/13 (Acquired
  08/01/03-08/25/03; Cost $301,310)(a)(c)         300,000       343,875
-----------------------------------------------------------------------
  Sr. Unsec. Unsub. Notes, 8.75%, 02/15/12(a)      95,000       100,225
-----------------------------------------------------------------------
Mirant Americas Generation, LLC, Sr. Unsec.
  Notes, 7.63%, 05/01/06(a)(d)(f)                  85,000        91,588
-----------------------------------------------------------------------
Reliant Energy Inc.,
  Sr. Sec. Notes, 6.75%, 12/15/14(a)              210,000       211,050
-----------------------------------------------------------------------
  Sr. Sec. Global Notes,
  9.25%, 07/15/10(a)                              380,000       427,500
-----------------------------------------------------------------------
  9.50%, 07/15/13(a)                              330,000       377,025
-----------------------------------------------------------------------
Reliant Energy Mid-Atlantic Power Holdings,
  LLC- Series B, Sr. Unsec. Asset-Backed Pass
  Through Ctfs., 9.24%, 07/02/17(a)               190,553       219,612
=======================================================================
                                                              5,950,130
=======================================================================

OFFICE ELECTRONICS-0.49%

Xerox Corp., Sr. Unsec. Notes, 7.63%,
  06/15/13(a)                                     435,000       479,588
=======================================================================

OIL & GAS DRILLING-0.18%

Parker Drilling Co., Sr. Floating Rate Notes,
  7.15%, 09/01/10 (Acquired 08/18/04; Cost
  $165,000)(a)(c)(e)                              165,000       173,663
=======================================================================

OIL & GAS EQUIPMENT & SERVICES-1.63%

CHC Helicopter Corp. (Canada), Sr. Sub.
  Global Notes, 7.38%, 05/01/14(a)                365,000       385,988
-----------------------------------------------------------------------

                            AIM V.I. HIGH YIELD FUND

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
OIL & GAS EQUIPMENT & SERVICES-(CONTINUED)

Grant Prideco Escrow Corp., Sr. Unsec. Gtd.
  Global Notes, 9.00%, 12/15/09(a)             $  260,000   $   289,900
-----------------------------------------------------------------------
Hanover Compressor Co.,
  Sr. Notes, 9.00%, 06/01/14(a)                   115,000       129,375
-----------------------------------------------------------------------
  Sr. Unsec. Gtd. Sub. Notes, 8.63%,
  12/15/10(a)                                     135,000       148,500
-----------------------------------------------------------------------
Key Energy Services, Inc., Sr. Notes, 6.38%,
  05/01/13(a)                                     335,000       343,375
-----------------------------------------------------------------------
SESI, LLC, Sr. Unsec. Gtd. Global Notes,
  8.88%, 05/15/11(a)                              265,000       291,831
=======================================================================
                                                              1,588,969
=======================================================================

OIL & GAS EXPLORATION & PRODUCTION-0.80%

Paramount Resource Ltd. (Canada), Sr. Yankee
  Notes, 8.88%, 07/15/14(a)                       188,000       228,420
-----------------------------------------------------------------------
Stone Energy Corp. Sr. Sub. Notes, 6.75%,
  12/15/14 (Acquired 12/08/04; Cost
  $70,000)(a)(c)(d)                                70,000        70,350
-----------------------------------------------------------------------
Swift Energy Co., Sr. Unsec. Notes, 7.63%,
  07/15/11(a)                                     440,000       478,500
=======================================================================
                                                                777,270
=======================================================================

OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-2.53%

CITGO Petroleum Corp., Sr. Notes, 6.00%,
  10/15/11 (Acquired 10/15/04; Cost
  $337,620)(a)(c)(d)                              340,000       340,000
-----------------------------------------------------------------------
El Paso CGP Co., Unsec. Notes, 7.75%,
  06/15/10(a)                                     655,000       691,025
-----------------------------------------------------------------------
El Paso Production Holding Co., Sr. Unsec.
  Gtd. Global Notes, 7.75%, 06/01/13(a)           495,000       522,225
-----------------------------------------------------------------------
MarkWest Energy Partners L.P./MarkWest Energy
  Finance Corp., Sr. Notes, 6.88%, 11/01/14
  (Acquired 10/19/04-10/20/04; Cost
  $372,388)(a)(c)(d)                              370,000       377,400
-----------------------------------------------------------------------
Pacific Energy Partners L.P./Pacific Energy
  Finance Corp., Sr. Unsec. Global Notes,
  7.13%, 06/15/14(a)                              160,000       171,200
-----------------------------------------------------------------------
Premcor Refining Group Inc. (The), Sr. Unsec.
  Global Notes, 7.50%, 06/15/15(a)                230,000       250,125
-----------------------------------------------------------------------
Sonat Inc., Sr. Unsec. Notes, 7.63%,
  07/15/11(a)                                      80,000        83,600
-----------------------------------------------------------------------
Southern Natural Gas Co., Sr. Unsec. Global
  Notes, 8.88%, 03/15/10(a)                        35,000        39,594
=======================================================================
                                                              2,475,169
=======================================================================

PACKAGED FOODS & MEATS-0.68%

Del Monte Corp., Sr. Unsec. Sub. Global
  Notes, 8.63%, 12/15/12(a)                       140,000       157,850
-----------------------------------------------------------------------
Pinnacle Foods Holding Corp.,
  Sr. Sub. Notes, 8.25%, 12/01/13 (Acquired
  02/05/04; Cost $202,012)(a)(c)                  195,000       186,225
-----------------------------------------------------------------------
  8.25%, 12/01/13 (Acquired 11/20/03; Cost
  $100,000)(a)(c)                                 100,000        95,500
-----------------------------------------------------------------------
Smithfield Foods, Inc., Sr. Notes, 7.00%,
  08/01/11 (Acquired 11/15/04; Cost
  $222,600)(a)(c)(d)                              210,000       224,175
=======================================================================
                                                                663,750
=======================================================================

PAPER PACKAGING-0.27%

Jefferson Smurfit Corp., Sr. Unsec. Gtd.
  Unsub. Global Notes, 7.50%, 06/01/13(a)         250,000       268,125
=======================================================================

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------

PAPER PRODUCTS-2.54%

Bowater Inc., Global Notes, 6.50%,
  06/15/13(a)                                  $  575,000   $   583,625
-----------------------------------------------------------------------
Cascades Inc. (Canada), Sr. Unsec. Global
  Notes, 7.25%, 02/15/13(a)                       415,000       441,975
-----------------------------------------------------------------------
Cellu Tissue Holdings, Inc., Sec. Gtd. Global
  Notes, 9.75%, 03/15/10(a)                       315,000       329,175
-----------------------------------------------------------------------
Georgia-Pacific Corp.,
  Sr. Gtd. Global Notes, 7.38%, 07/15/08(a)       100,000       109,000
-----------------------------------------------------------------------
  Sr. Unsec. Gtd. Global Notes, 8.88%,
  02/01/10(a)                                     555,000       648,656
-----------------------------------------------------------------------
Neenah Paper, Inc., Sr. Notes, 7.38%,
  11/15/14 (Acquired 11/18/04; Cost
  $157,275)(a)(c)(d)                              155,000       157,325
-----------------------------------------------------------------------
Norske Skog Canada Ltd. (Canada)-Series D,
  Sr. Unsec. Gtd. Global Notes, 8.63%,
  06/15/11(a)                                     200,000       215,500
=======================================================================
                                                              2,485,256
=======================================================================

PERSONAL PRODUCTS-0.43%

Playtex Products, Inc., Sr. Sec. Global
  Notes, 8.00%, 03/01/11(a)                       385,000       422,538
=======================================================================

PHARMACEUTICALS-0.78%

Athena Neurosciences Finance, LLC., Sr.
  Unsec. Gtd. Unsub. Notes, 7.25%,
  02/21/08(a)                                     210,000       220,500
-----------------------------------------------------------------------
Elan Finance PLC/Elan Finance Corp.
  (Ireland), Sr. Notes, 7.75%, 11/15/11
  (Acquired 11/10/04; Cost $70,000)(a)(c)(d)       70,000        75,250
-----------------------------------------------------------------------
Valeant Pharmaceuticals International, Sr.
  Unsec. Global Notes, 7.00%, 12/15/11(a)         445,000       466,138
=======================================================================
                                                                761,888
=======================================================================

PUBLISHING-0.20%

PRIMEDIA Inc., Sr. Global Notes, 8.00%,
  05/15/13(a)                                     185,000       191,475
=======================================================================

RAILROADS-1.40%

Grupo Transportacion Ferroviaria Mexicana,
  S.A. de C.V. (Mexico),
  Sr. Gtd. Yankee Notes, 10.25%, 06/15/07(a)      855,000       923,400
-----------------------------------------------------------------------
  Sr. Unsec. Gtd. Yankee Deb., 11.75%,
  06/15/09(a)                                     200,000       204,000
-----------------------------------------------------------------------
Kansas City Southern Railway, Sr. Unsec. Gtd.
  Global Notes, 9.50%, 10/01/08(a)                210,000       239,400
=======================================================================
                                                              1,366,800
=======================================================================

REAL ESTATE-2.11%

Host Marriott L.P.,
  Sr. Unsec. Notes, 7.00%, 08/15/12 (Acquired
  07/27/04; Cost $339,801)(a)(c)                  345,000       367,425
-----------------------------------------------------------------------
  Series G, Sr. Gtd. Global Notes, 9.25%,
  10/01/07(a)                                     175,000       196,000
-----------------------------------------------------------------------
  Series I, Unsec. Gtd. Global Notes, 9.50%,
  01/15/07(a)                                     500,000       550,000
-----------------------------------------------------------------------
iStar Financial Inc., Sr. Unsec. Notes,
  6.50%, 12/15/13(a)                              265,000       278,663
-----------------------------------------------------------------------
MeriStar Hospitality Corp., Sr. Unsec. Gtd.
  Global Notes, 9.13%, 01/15/11(a)                350,000       379,750
-----------------------------------------------------------------------

                            AIM V.I. HIGH YIELD FUND

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
REAL ESTATE-(CONTINUED)

Ventas Realty L.P./Ventas Capital Corp., Sr.
  Unsec. Gtd. Global Notes, 8.75%,
  05/01/09(a)                                  $  255,000   $   286,238
=======================================================================
                                                              2,058,076
=======================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-0.15%

LNR Property Corp.-Series A, Sr. Sub. Global
  Notes, 7.25%, 10/15/13(a)                       130,000       146,250
=======================================================================

REGIONAL BANKS-0.20%

Western Financial Bank, Unsec. Sub. Deb.,
  9.63%, 05/15/12(a)                              170,000       194,650
=======================================================================

RESTAURANTS-0.43%

Carrols Corp., Sr. Sub. Notes, 9.00%,
  01/15/13 (Acquired 12/09/04; Cost
  $70,000)(a)(c)(d)                                70,000        72,625
-----------------------------------------------------------------------
Landry's Restaurants, Inc., Sr. Notes, 7.50%,
  12/15/14 (Acquired 12/15/04; Cost
  $350,000)(a)(c)(d)                              350,000       348,250
=======================================================================
                                                                420,875
=======================================================================

SEMICONDUCTOR EQUIPMENT-0.13%

Amkor Technology, Inc., Sr. Unsec. Global
  Notes, 7.75%, 05/15/13(a)                       140,000       131,600
=======================================================================

SEMICONDUCTORS-1.40%

Advanced Micro Devices, Inc., Sr. Unsec.
  Notes, 7.75%, 11/01/12 (Acquired 10/22/04;
  Cost $340,000)(a)(c)(d)                         340,000       355,300
-----------------------------------------------------------------------
MagnaChip Semiconductor S.A./MagnaChip
  Semiconductor Finance Co.,
  Sr. Sec. Notes, 6.88%, 12/15/11
  (Acquired 12/16/04; cost $105,000)(a)(c)        105,000       108,938
-----------------------------------------------------------------------
  Sr. Sub. Notes, 8.00%, 12/15/14
  (Acquired 12/16/04; cost $70,000)(a)(c)          70,000        73,413
-----------------------------------------------------------------------
Viasystems Inc., Sr. Unsec. Sub. Global
  Notes, 10.50%, 01/15/11(a)                      835,000       830,825
=======================================================================
                                                              1,368,476
=======================================================================

SPECIALTY CHEMICALS-2.65%

BCP Caylux Holdings Luxembourg S.C.A.
  (Luxembourg), Sr. Sub. Notes, 9.63%,
  06/15/14 (Acquired 06/03/04; Cost
  $215,000)(a)(c)                                 215,000       242,681
-----------------------------------------------------------------------
HMP Equity Holdings Corp., Sr. Disc. Global
  Notes, 16.26%, 05/15/08(a)(b)(h)                200,000       132,500
-----------------------------------------------------------------------
Huntsman Advanced Materials LLC, Sr. Sec.
  Second Lien Notes, 11.00%, 07/15/10
  (Acquired 06/23/03; Cost $170,000)(a)(c)        170,000       203,363
-----------------------------------------------------------------------
Huntsman International LLC, Sr. Unsec. Gtd.
  Global Notes, 9.88%, 03/01/09(a)                515,000       568,431
-----------------------------------------------------------------------
Huntsman LLC, Sr. Unsec. Gtd. Global Notes,
  11.63%, 10/15/10(a)                             123,000       145,755
-----------------------------------------------------------------------
Nalco Co., Sr. Unsec. Sub. Global Notes,
  8.88%, 11/15/13(a)                              345,000       379,931
-----------------------------------------------------------------------
OM Group, Inc., Sr. Unsec. Gtd. Sub. Global
  Notes, 9.25%, 12/15/11(a)                       500,000       538,750
-----------------------------------------------------------------------

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
SPECIALTY CHEMICALS-(CONTINUED)

Rhodia S.A. (France), Sr. Unsec. Global
  Notes, 7.63%, 06/01/10(a)                    $  120,000   $   121,200
-----------------------------------------------------------------------
Westlake Chemical Corp., Sr. Unsec. Gtd.
  Global Notes, 8.75%, 07/15/11(a)                228,000       258,210
=======================================================================
                                                              2,590,821
=======================================================================

SPECIALTY STORES-1.66%

Boise Cascade LLC,
  Sr. Floating Rate Notes, 5.01%, 10/15/12
  (Acquired 10/15/04; Cost
  $70,000)(a)(c)(d)(e)                             70,000        72,975
-----------------------------------------------------------------------
  Sr. Sub. Notes, 7.13%, 10/15/14 (Acquired
  10/15/04; Cost $375,000)(a)(c)(d)               375,000       398,438
-----------------------------------------------------------------------
Couche-Tard U.S. L.P./Couche-Tard Finance
  Corp., Sr. Sub. Global Notes, 7.50%,
  12/15/13(a)                                     170,000       183,600
-----------------------------------------------------------------------
Nebraska Book Co., Inc., Sr. Unsec. Sub.
  Global Notes, 8.63%, 03/15/12(a)                335,000       345,050
-----------------------------------------------------------------------
Pantry, Inc. (The), Sr. Sub. Global Notes,
  7.75%, 02/15/14(a)                              380,000       406,600
-----------------------------------------------------------------------
Pep Boys (The)-Manny, Moe & Jack, Sr. Sub.
  Notes, 7.50%, 12/15/14(a)                       210,000       214,463
=======================================================================
                                                              1,621,126
=======================================================================

STEEL-0.35%

IPSCO, Inc. (Canada), Sr. Global Notes,
  8.75%, 06/01/13(a)                              235,000       271,425
-----------------------------------------------------------------------
Ryerson Tull, Inc., Sr. Notes, 8.25%,
  12/15/11 (Acquired 12/08/04; Cost
  $70,000)(a)(c)(d)                                70,000        71,400
=======================================================================
                                                                342,825
=======================================================================

TEXTILES-0.29%

INVISTA, Sr. Notes, 9.25%, 05/01/12 (Acquired
  06/17/04-07/20/04; Cost $253,563)(a)(c)         250,000       279,688
=======================================================================

TRADING COMPANIES & DISTRIBUTORS-0.36%

United Rentals North America Inc., Sr. Unsec.
  Gtd. Global Notes, 6.50%, 02/15/12(a)           360,000       352,800
=======================================================================

TRUCKING-0.43%

Laidlaw International Inc., Sr. Unsec. Gtd.
  Global Notes, 10.75%, 06/15/11(a)               360,000       423,000
=======================================================================

WIRELESS TELECOMMUNICATION SERVICES-6.03%

AirGate PCS, Inc.,
  Sr. Sec. Floating Rate Notes, 5.85%,
  10/15/11 (Acquired 10/07/04; Cost
  $105,000)(a)(c)(d)(e)                           105,000       108,413
-----------------------------------------------------------------------
  Sr. Sec. Sub. Notes, 9.38%, 09/01/09(a)         181,300       196,257
-----------------------------------------------------------------------
Alamosa (Delaware), Inc., Sr. Unsec. Gtd.
  Disc. Notes, 12.00%, 07/31/09(a)                427,000       465,430
-----------------------------------------------------------------------
American Tower Corp.,
  Sr. Global Notes, 9.38%, 02/01/09(a)            115,000       121,038
-----------------------------------------------------------------------
  Sr. Unsec. Notes, 7.13%, 10/15/12 (Acquired
  09/28/04; Cost $340,000)(a)(c)(d)               340,000       351,050
-----------------------------------------------------------------------

                            AIM V.I. HIGH YIELD FUND

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES-(CONTINUED)

Centennial Cellular Operating Co./Centennial
  Communications Corp., Sr. Unsec. Gtd.
  Global Notes, 10.13%, 06/15/13(a)            $  410,000   $   462,275
-----------------------------------------------------------------------
Crown Castle International Corp., Sr. Global
  Notes, 9.38%, 08/01/11(a)                       500,000       562,500
-----------------------------------------------------------------------
Dobson Communications Corp., Sr. Global
  Notes, 8.88%, 10/01/13(a)                       370,000       261,775
-----------------------------------------------------------------------
Innova S. de R.L. (Mexico), Unsec. Global
  Notes, 9.38%, 09/19/13(a)                       640,000       731,200
-----------------------------------------------------------------------
iPCS Escrow Co., Sr. Unsec. Notes, 11.50%,
  05/01/12
  (Acquired 04/22/04; cost $105,000)(a)(c)        105,000       119,963
-----------------------------------------------------------------------
Iwo Escrow Co.,
  Sr. Disc. Notes, 10.75%, 01/15/15 (Acquired
  12/14/04; Cost $300,000)(a)(b)(c)(d)            300,000       303,750
-----------------------------------------------------------------------
  Sr. Sec. Notes, 6.32%, 01/15/12 (Acquired
  12/14/04; Cost $147,715)(a)(c)(d)(e)            250,000       156,250
-----------------------------------------------------------------------
Nextel Communications, Inc., Sr. Unsec.
  Notes, 5.95%, 03/15/14(a)                       330,000       344,025
-----------------------------------------------------------------------
Nextel Partners, Inc., Sr. Global Notes,
  8.13%, 07/01/11(a)                              250,000       278,750
-----------------------------------------------------------------------
Rural Cellular Corp., Sr. Unsec. Global
  Notes, 9.88%, 02/01/10(a)                       260,000       266,500
-----------------------------------------------------------------------
SBA Communications Corp., Sr. Notes, 8.50%,
  12/01/12 (Acquired 12/01/04; Cost
  $140,000)(a)(c)(d)                              140,000       143,500
-----------------------------------------------------------------------
SBA Telecommunications Inc./SBA
  Communications Corp., Sr. Unsec. Disc.
  Global Notes, 9.75%, 12/15/11(a)(b)             565,000       478,838
-----------------------------------------------------------------------
UbiquiTel Operating Co., Sr. Notes, 9.88%,
  03/01/11 (Acquired 09/29/04; Cost
  $72,450)(a)(c)(d)                                70,000        78,750
-----------------------------------------------------------------------
US Unwired Inc.,
  Sr. Sec. Floating Rate Global Notes, 6.74%,
  06/15/10(a)(e)                                  190,000       197,600
-----------------------------------------------------------------------
  Series B, Sr. Sec. Second Priority Global
  Notes, 10.00%, 06/15/12(a)                       65,000        73,613
-----------------------------------------------------------------------
Western Wireless Corp., Sr. Unsec. Global
  Notes, 9.25%, 07/15/13(a)                       175,000       191,188
=======================================================================
                                                              5,892,665
=======================================================================
    Total Bonds & Notes (Cost $78,722,195)                   84,417,766
=======================================================================

                                                 SHARES

COMMON STOCKS & OTHER EQUITY INTERESTS-3.71%

ALTERNATIVE CARRIERS-0.00%

Netco Government Services Inc.-Wts., expiring
  03/01/05(a)(i)                                      900             0
=======================================================================

BROADCASTING & CABLE TV-0.02%

Ono Finance PLC (United Kingdom)-Wts.,
  expiring 05/31/09(d)                                550             0
-----------------------------------------------------------------------
XM Satellite Radio Inc.,-Wts., expiring
  03/15/10(a)(i)                                      230        19,794
=======================================================================
                                                                 19,794
=======================================================================


-----------------------------------------------------------------------
                                                              MARKET
                                                 SHARES        VALUE

CONSTRUCTION MATERIALS-0.00%

Dayton Superior-Wts., expiring 06/15/09
  (Acquired 08/07/00; Cost $0)(a)(c)(d)(i)            220             0
=======================================================================

GENERAL MERCHANDISE STORES-0.00%

Travelcenters of America Inc.
  Wts., expiring 05/01/09
  (Acquired 01/29/01; Cost $0)(a)(c)(d)(i)            300         1,577
-----------------------------------------------------------------------
  Wts., expiring 05/01/09(a)(i)                       100           525
=======================================================================
                                                                  2,102
=======================================================================

INTEGRATED TELECOMMUNICATION SERVICES-2.14%

McLeodUSA Inc.-Wts., expiring 04/16/07(i)           8,399         1,764
-----------------------------------------------------------------------
NTELOS Inc. (Acquired 04/10/03-09/10/03; Cost
  $1,612,500)(c)(d)(j)(k)                          78,903     1,700,360
-----------------------------------------------------------------------
NTELOS Inc.-Wts., expiring 08/15/10 (Acquired
  07/21/00-11/15/00; Cost $9,735)(c)(d)(i)(j)       1,050             0
-----------------------------------------------------------------------
Telewest Global, Inc.(k)                           21,941       385,723
=======================================================================
                                                              2,087,847
=======================================================================

MULTI-UTILITIES & UNREGULATED POWER-0.49%

AES Trust VII-$3.00 Conv. Pfd.                      9,800       476,280
=======================================================================

PUBLISHING-0.37%

PRIMEDIA Inc.-Series D, 10.00% Pfd.(a)              3,660       362,340
=======================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.69%

Alamosa Holdings, Inc.-Series B, $18.75 Conv.
  Pfd.(a)                                             349       331,545
-----------------------------------------------------------------------
American Tower Corp.-Wts., expiring 08/01/08
  (Acquired 01/22/03-04/29/03; Cost
  $46,375)(a)(c)(d)(i)                                735       185,502
-----------------------------------------------------------------------
Horizon PCS Inc.-Class A(k)                         1,963        48,584
-----------------------------------------------------------------------
Horizon PCS Inc.-Wts., expiring 10/01/10
  (Acquired 05/02/01; Cost $0)(a)(c)(d)(i)            500             0
-----------------------------------------------------------------------
iPCS, Inc.(k)                                       3,704       112,972
-----------------------------------------------------------------------
iPCS, Inc.-Wts., expiring 07/15/10 (Acquired
  01/29/01; Cost $0)(a)(c)(d)(i)                      100             0
-----------------------------------------------------------------------
IWO Holdings Inc.-Wts., expiring 01/15/11
  (Acquired 08/24/01-09/04/01; Cost
  $2,600)(a)(c)(d)(i)                                 240             0
-----------------------------------------------------------------------
UbiquiTel Operating Co.-Wts., expiring
  04/15/10 (Acquired 08/10/00; Cost
  $72,450)(a)(c)(d)(i)                                300             0
=======================================================================
                                                                678,603
=======================================================================
    Total Stocks & Other Equity Interests
      (Cost $3,110,848)                                       3,626,966
=======================================================================

                                               PRINCIPAL
                                                 AMOUNT

BUNDLED SECURITIES-0.68%

Targeted Return Index Securities Trust-Series
  HY 2004-I, Sec. Bonds, 8.21%, 08/01/15
  (Acquired 12/01/04; Cost $656,352) (Cost
  $656,085)(a)(c)                              $  605,465       663,422
=======================================================================

                            AIM V.I. HIGH YIELD FUND

                                               PRINCIPAL
                                                 AMOUNT

MONEY MARKET FUNDS-7.81%

Liquid Assets Portfolio-Institutional
  Class(l)                                      3,812,208   $ 3,812,208
-----------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(l)     3,812,208     3,812,208
=======================================================================
    Total Money Market Funds (Cost
      $7,624,416)                                             7,624,416
=======================================================================
TOTAL INVESTMENTS-98.63% (Cost $90,113,544)                  96,332,570
=======================================================================
OTHER ASSETS LESS LIABILITIES-1.37%                           1,340,744
=======================================================================
NET ASSETS-100.00%                                          $97,673,314
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

Conv.   - Convertible
Deb.    - Debentures
Disc.   - Discounted
Gtd.    - Guaranteed
Pfd.    - Preferred
PIK     - Payment in Kind
Sec.    - Secured
Sr.     - Senior
Sub.    - Subordinated
Unsec.  - Unsecured
Unsub.  - Unsubordinated
Wts.    - Warrants

Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate market value of these securities at December 31, 2004 was $85,982,466, which represented 88.26% of the Fund's Total Investments. See Note 1A.
(b) Discounted noted at issue. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(c) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at December 31, 2004 was $20,580,621, which represented 21.07% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(d) Security considered to be illiquid. The aggregate market value of these securities considered illiquid at December 31, 2004 was $10,945,041, which represented 11.36% of the Fund's Net Assets.
(e) Interest rate is redetermined quarterly. Rate shown is the rate in effect on December 31, 2004.
(f) Defaulted security. Adelphia Communications Corp. has filed for protection under Chapter 11 of the U.S. Bankruptcy Code. Pegasus Communications Corp. and Mirant Americas Generation, LLC are in default with respect to interest payments. The aggregate market value of these securities at December 31, 2004 was $2,529,163, which represented 2.62% of the Fund's Total Investments.
(g) Interest rate is redetermined semi-annually. Rate shown is the rate in effect on December 31, 2004.
(h) Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at issue.
(i) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(j) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The aggregate market value of these securities at December 31, 2004 was $1,700,360, which represented 1.76% of the Fund's Total Investments. See Note 1A.
(k) Non-income producing security.
(l) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.
                            AIM V.I. HIGH YIELD FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS:

Investments, at market value (cost $82,489,128)  $ 88,708,154
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $7,624,416)                                 7,624,416
=============================================================
    Total investments (cost $90,113,544)           96,332,570
=============================================================
Receivables for:
  Investments sold                                     90,676
-------------------------------------------------------------
  Fund shares sold                                    111,151
-------------------------------------------------------------
  Dividends and interest                            1,623,960
-------------------------------------------------------------
  Investments matured                                 128,925
-------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                 36,948
=============================================================
    Total assets                                   98,324,230
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                               447,715
-------------------------------------------------------------
  Fund shares reacquired                               41,875
-------------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                              39,123
-------------------------------------------------------------
Accrued administrative services fees                  121,554
-------------------------------------------------------------
Accrued distribution fees -- Series II                    531
-------------------------------------------------------------
Accrued operating expenses                                118
=============================================================
    Total liabilities                                 650,916
=============================================================
Net assets applicable to shares outstanding      $ 97,673,314
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                    $124,932,451
-------------------------------------------------------------
Undistributed net investment income                 5,100,995
-------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and foreign currencies    (38,579,158)
-------------------------------------------------------------
Unrealized appreciation of investment
  securities                                        6,219,026
=============================================================
                                                 $ 97,673,314
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                         $ 96,601,767
_____________________________________________________________
=============================================================
Series II                                        $  1,071,547
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                           14,973,146
_____________________________________________________________
=============================================================
Series II                                             166,712
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $       6.45
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $       6.43
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2004

INVESTMENT INCOME:

Interest                                          $5,742,016
------------------------------------------------------------
Dividends                                             75,934
------------------------------------------------------------
Dividends from affiliated money market funds          53,733
============================================================
    Total investment income                        5,871,683
============================================================

EXPENSES:

Advisory fees                                        468,562
------------------------------------------------------------
Administrative services fees                         223,282
------------------------------------------------------------
Custodian fees                                        14,976
------------------------------------------------------------
Distribution fees--Series II                           2,525
------------------------------------------------------------
Transfer agent fees                                    6,870
------------------------------------------------------------
Trustees' fees and retirement benefits                12,917
------------------------------------------------------------
Other                                                 52,488
============================================================
    Total expenses                                   781,620
============================================================
Less: Fees waived, expenses reimbursed and
      expense offset arrangement                      (1,218)
============================================================
    Net expenses                                     780,402
============================================================
Net investment income                              5,091,281
============================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain from:
  Investment securities                            2,130,490
------------------------------------------------------------
  Foreign currencies                                   2,731
------------------------------------------------------------
  Net realized gain from investment securities
    and foreign currencies                         2,133,221
============================================================
Net increase from payments by affiliates -- See
  Note 2                                             181,288
============================================================
                                                   2,314,509
============================================================
Change in net unrealized appreciation of
  investment securities                            1,307,985
============================================================
Net gain from investment securities and foreign
  currencies                                       3,622,494
============================================================
Net increase in net assets resulting from
  operations                                      $8,713,775
____________________________________________________________
============================================================

See accompanying notes which are an integral part of the financial statements.
                            AIM V.I. HIGH YIELD FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2004 and 2003

                                                                 2004           2003
----------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $ 5,091,281    $ 2,784,123
----------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                  2,133,221        690,170
----------------------------------------------------------------------------------------
  Net increase from payments by affiliates                        181,288             --
----------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities                                                  1,307,985      4,478,128
========================================================================================
    Net increase in net assets resulting from operations        8,713,775      7,952,421
========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                     (2,776,287)    (2,487,542)
----------------------------------------------------------------------------------------
  Series II                                                       (29,451)       (82,493)
========================================================================================
    Decrease in net assets resulting from distributions        (2,805,738)    (2,570,035)
========================================================================================
Share transactions-net:
  Series I                                                     53,510,274      6,969,192
----------------------------------------------------------------------------------------
  Series II                                                      (263,138)     1,040,595
========================================================================================
    Net increase in net assets resulting from share
     transactions                                              53,247,136      8,009,787
========================================================================================
    Net increase in net assets                                 59,155,173     13,392,173
========================================================================================

NET ASSETS:

  Beginning of year                                            38,518,141     25,125,968
========================================================================================
  End of year (including undistributed net investment income
    of $5,100,995 and $2,757,882, respectively).              $97,673,314    $38,518,141
________________________________________________________________________________________
========================================================================================

See accompanying notes which are an integral part of the financial statements.
                            AIM V.I. HIGH YIELD FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. High Yield Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve a high level of current income. The Fund will seek to achieve its objective by investing primarily in a diversified portfolio of foreign and U.S. government and corporate debt securities, including lower rated high yield debt securities (commonly known as "junk bonds"). These high yield bonds may involve special risks in addition to the risks associated with investment in higher rated debt securities. High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. Also, the secondary market in which high yield bonds are traded may be less liquid than the market for higher grade bonds. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on

                            AIM V.I. HIGH YIELD FUND
     historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.625% on the first $200 million of the Fund's average daily net assets, plus 0.55% on the next $300 million of the Fund's average daily net assets, plus 0.50% on the next $500 million of the Fund's average daily net assets, plus 0.45% on the Fund's average daily net assets in excess of $1 billion. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.05% of average daily net assets, through April 30, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Prior to April 30, 2004, AIM had contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Operating Expenses (excluding certain items discussed above) of each Series to 1.30%
                            AIM V.I. HIGH YIELD FUND
of average daily net assets, through April 30, 2005. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees $623.

    For the year ended December 31, 2004 the advisor reimbursed the Fund for the economic loss of $181,288 for security rights that expired with value in error.

    For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $109 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. Pursuant to such agreement for the year ended December 31, 2004, AIM was paid $223,282, of which AIM retained $50,000 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AISI $6,870.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has contractually agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total annual fund operating expenses (excluding items (ii) through (vii) discussed above) of Series II shares to 1.20% of average daily net assets through April 30, 2006. Prior to April 30, 2004, AIM Distributors had agreed to limit the total operating expenses of Series II (excluding items (ii) through (vii)) to 1.45% of average daily net assets. Pursuant to the Plan, for the year ended December 31, 2004, the Series II shares paid $2,040 after AIM Distributors waived Plan fees of $485.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               12/31/03          AT COST          FROM SALES       (DEPRECIATION)      12/31/04        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class            $ 60,062        $27,541,187       $(23,789,041)         $   --         $3,812,208       $26,913       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class              60,062         27,541,187        (23,789,041)             --          3,812,208        26,820           --
==================================================================================================================================
  Total            $120,124        $55,082,374       $(47,578,082)         $   --         $7,624,416       $53,733       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2004, the Fund engaged in purchases and sales of securities of $307,312 and $0, respectively.

                            AIM V.I. HIGH YIELD FUND

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2004, the Fund received credits in transfer agency fees of $1 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $1.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2004, the Fund paid legal fees of $2,767 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2004 and 2003 was as follows:

                                                                 2004          2003
--------------------------------------------------------------------------------------
Distributions paid from ordinary income                       $2,805,738    $2,570,035
______________________________________________________________________________________
======================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                                  2004
--------------------------------------------------------------------------
Undistributed ordinary income                                 $  5,158,818
--------------------------------------------------------------------------
Unrealized appreciation -- investments                           6,051,209
--------------------------------------------------------------------------
Temporary book/tax differences                                     (46,381)
--------------------------------------------------------------------------
Capital loss carryforward                                      (38,422,783)
--------------------------------------------------------------------------
Shares of beneficial interest                                  124,932,451
==========================================================================
Total net assets                                              $ 97,673,314
__________________________________________________________________________
==========================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to losses on wash sales and market discount amortization on defaulted securities.
                            AIM V.I. HIGH YIELD FUND

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of December 31, 2004 to utilizing $29,929,243 of capital loss carryforward in the fiscal year ended December 31, 2005.

    The Fund utilized $2,084,308 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2004 which expires as follows:

                                                                CAPITAL LOSS
                         EXPIRATION                             CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2008                                                $ 8,748,094
-----------------------------------------------------------------------------
December 31, 2009                                                 16,522,906
-----------------------------------------------------------------------------
December 31, 2010                                                 13,151,783
=============================================================================
Total capital loss carryforward                                  $38,422,783
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $83,161,268 and $62,472,898, respectively.

    Receivable for investments matured represents the estimated proceeds to the Fund by Adelphia Communications Corp., which is in default with respect to the principal payments on $135,000 par value, Series B Senior Unsecured Notes, 9.25%, which was due October 1, 2002. This estimate was determined in accordance with the fair valuation procedures authorized by the Board of Trustees. Unrealized appreciation (depreciation) at December 31, 2004 was $(844).

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $6,643,833
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities         (592,624)
==============================================================================
Net unrealized appreciation of investment securities               $6,051,209
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $90,281,361.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of defaulted bonds, capital loss limitation adjustments and foreign currency transactions, on December 31, 2004, undistributed net investment income (loss) was increased by $61,827, undistributed net realized gain (loss) was increased by $5,620,106 and shares of beneficial interest decreased by $5,681,933. Further, as a result of tax deferrals acquired in the reorganization of INVESCO VIF-High Yield Fund into the Fund, undistributed net investment income (loss) was decreased by $4,257, undistributed net realized gain (loss) was decreased by $29,311,925 and shares of beneficial interest increased by $29,316,182. These reclassifications had no effect on the net assets of the Fund.

                            AIM V.I. HIGH YIELD FUND

NOTE 11--SHARE INFORMATION

                                          CHANGES IN SHARES OUTSTANDING(a)
---------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              -------------------------------------------------------
                                                                         2004                         2003
                                                              --------------------------    -------------------------
                                                                SHARES         AMOUNT         SHARES        AMOUNT
---------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     5,704,960    $ 34,991,504     2,368,232    $13,235,321
---------------------------------------------------------------------------------------------------------------------
  Series II                                                      124,654         756,371       794,876      4,628,346
=====================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                       431,771       2,776,287       421,618      2,487,541
---------------------------------------------------------------------------------------------------------------------
  Series II                                                        4,595          29,451        14,029         82,493
=====================================================================================================================
Issued in connection with acquisitions:(b)
  Series I                                                     8,775,266      53,609,175            --             --
=====================================================================================================================
Reacquired:
  Series I                                                    (6,180,602)    (37,866,692)   (1,546,778)    (8,753,670)
---------------------------------------------------------------------------------------------------------------------
  Series II                                                     (172,631)     (1,048,960)     (627,307)    (3,670,244)
=====================================================================================================================
                                                               8,688,013    $ 53,247,136     1,424,670    $ 8,009,787
_____________________________________________________________________________________________________________________
=====================================================================================================================

(a) There are six entities that are record owners of more than 5% of the outstanding shares of the Fund and in aggregate they own 80% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with those entities, whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related in the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all of any portion of the shares owned of record by these shareholders are also owned beneficially.
(b) As of the opening of business on April 30, 2004, the Fund acquired all of the net assets of INVESCO VIF-High Yield Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on December 9, 2003 and INVESCO VIF-High Yield shareholders on April 2, 2004. The acquisition was accomplished by a tax-free exchange of 8,775,266 shares of the Fund for 7,477,946 shares of INVESCO VIF-High Yield Fund outstanding as of the close of business on April 29, 2004. INVESCO VIF-High Yield Fund's net assets at that date of $53,609,175 including $2,226,098 of unrealized appreciation were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $39,413,181.

                            AIM V.I. HIGH YIELD FUND

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                      SERIES I
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                               2004          2003       2002        2001        2000
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  5.97       $  5.00    $  5.31    $    6.35    $  9.02
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.42(a)       0.49(a)    0.51(a)      0.70(b)    0.91
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.23          0.91      (0.82)       (1.01)     (2.64)
----------------------------------------------------------------------------------------------------------------------
  Net increase from payments by affiliates                       0.02            --         --           --         --
======================================================================================================================
    Total from investment operations                             0.67          1.40      (0.31)       (0.31)     (1.73)
======================================================================================================================
Less dividends from net investment income                       (0.19)        (0.43)        --        (0.73)     (0.94)
======================================================================================================================
Net asset value, end of period                                $  6.45       $  5.97    $  5.00    $    5.31    $  6.35
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(c)                                                 11.25%(d)     28.04%     (5.84)%      (4.85)%   (19.14)%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $96,602       $37,267    $24,984    $  28,799    $26,151
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets                          1.04%(e)      1.20%      1.30%        1.21%(f)    1.13%(f)
======================================================================================================================
Ratio of net investment income to average net assets             6.79%(e)      8.54%     10.20%       11.39%(b)   11.44%
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate                                           131%          101%        74%          64%        72%
______________________________________________________________________________________________________________________
======================================================================================================================

(a) Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.71 and the ratio of net investment income to average net assets would have been 11.44%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholders transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(d) Total return is after reimbursement by the advisor for the economic loss on security rights that expired with value in error. Total return before reimbursement by the advisor was 10.90%.
(e) Ratios are based on average daily net assets of $73,959,966.
(f) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.29% and 1.19% for the years ended December 31, 2001 and 2000, respectively.

                            AIM V.I. HIGH YIELD FUND

                                                                            SERIES II
                                                              -------------------------------------
                                                                                     MARCH 26, 2002
                                                                  YEAR ENDED          (DATE SALES
                                                                 DECEMBER 31,        COMMENCED) TO
                                                              -------------------     DECEMBER 31,
                                                               2004         2003          2002
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 5.95       $ 4.99        $ 5.27
---------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.41(a)      0.49(a)       0.38(a)
---------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 0.24         0.90         (0.66)
---------------------------------------------------------------------------------------------------
  Net increase from payments by affiliates                      0.01           --            --
---------------------------------------------------------------------------------------------------
    Total from investment operations                            0.66         1.39         (0.28)
===================================================================================================
Less distributions:
  Dividends from net investment income                         (0.18)       (0.43)           --
===================================================================================================
Net asset value, end of period                                $ 6.43       $ 5.95        $ 4.99
___________________________________________________________________________________________________
===================================================================================================
Total return(b)                                                11.14%(c)    27.89%        (5.31)%
___________________________________________________________________________________________________
===================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $1,072       $1,251        $  142
___________________________________________________________________________________________________
===================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                1.24%(d)     1.45%         1.45%(e)
---------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             1.29%(d)     1.45%         1.55%(e)
===================================================================================================
Ratio of net investment income to average net assets            6.59%(d)     8.29%        10.05%(e)
___________________________________________________________________________________________________
===================================================================================================
Portfolio turnover rate(f)                                       131%         101%           74%
___________________________________________________________________________________________________
===================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholders transactions. Total returns are not annualized and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c) Total return is after reimbursement by the advisor for the economic loss on security rights that expired with value in error. Total return before reimbursement by the advisor was 10.96%
(d)  Ratios are based on average daily net assets of $1,009,909.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

    On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

    Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by

                            AIM V.I. HIGH YIELD FUND
the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

    Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.

    The SEC has also settled market timing enforcement actions against Raymond
R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

    The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.


    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

    The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

    As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

Ongoing Regulatory Inquiries Concerning IFG and AIM

    IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

    AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal

                            AIM V.I. HIGH YIELD FUND

Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.


Private Civil Actions Alleging Market Timing

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

    All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.


Private Civil Actions Alleging Improper Use of Fair Value Pricing

    Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.


Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

    Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.


Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

                            AIM V.I. HIGH YIELD FUND

Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

    A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
*                                       *                                      *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

                            AIM V.I. HIGH YIELD FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds
Houston, Texas



We have audited the accompanying statement of assets and liabilities of AIM V.I. International Growth Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, including the schedule of investments as of December 31, 2004, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. International Growth Fund as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended in conformity with accounting principles generally accepted in the United States of America.

                                                /s/ TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 4, 2005

                       AIM V.I. INTERNATIONAL GROWTH FUND

SCHEDULE OF INVESTMENTS

December 31, 2004

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-92.43%

AUSTRALIA-3.12%

BHP Billiton Ltd. (Diversified Metals &
  Mining)(a)                                       390,900   $  4,682,129
-------------------------------------------------------------------------
Coca-Cola Amatil Ltd. (Soft Drinks)(a)(b)          363,000      2,311,147
-------------------------------------------------------------------------
Promina Group Ltd. (Property & Casualty
  Insurance) (Acquired 05/12/03-08/19/04;
  Cost $1,123,132)(a)(c)                           546,700      2,314,959
-------------------------------------------------------------------------
QBE Insurance Group Ltd. (Property & Casualty
  Insurance)(a)(b)                                 181,500      2,185,548
=========================================================================
                                                               11,493,783
_________________________________________________________________________
=========================================================================

AUSTRIA-0.61%

Erste Bank der oesterreichischen Sparkassen
  A.G. (Diversified Banks)                          42,300      2,255,032
=========================================================================

BELGIUM-1.14%

Algemene Maatschappij voor Nijverheidskredit
  N.V. (Diversified Banks)(a)                       23,100      2,359,052
-------------------------------------------------------------------------
KBC Bankverzekerings Holding (Diversified
  Banks)(a)                                         24,000      1,835,542
=========================================================================
                                                                4,194,594
=========================================================================

BERMUDA-0.64%

Esprit Holdings Ltd. (Apparel Retail)(a)           391,500      2,366,204
=========================================================================

BRAZIL-0.71%

Companhia de Bebidas das Americas-ADR
  (Brewers)                                         92,300      2,614,859
=========================================================================

CANADA-6.08%

Canadian National Railway Co. (Railroads)           51,650      3,140,213
-------------------------------------------------------------------------
Canadian Natural Resources Ltd. (Oil & Gas
  Exploration & Production)                         43,200      1,842,160
-------------------------------------------------------------------------
EnCana Corp. (Oil & Gas Exploration &
  Production)                                       39,400      2,242,343
-------------------------------------------------------------------------
Manulife Financial Corp. (Life & Health
  Insurance)                                       101,900      4,697,142
-------------------------------------------------------------------------
Petro-Canada (Integrated Oil & Gas)                 21,400      1,089,186
-------------------------------------------------------------------------
Power Corp. of Canada (Other Diversified
  Financial Services)                               78,000      2,011,898
-------------------------------------------------------------------------
Shoppers Drug Mart Corp. (Drug Retail)(d)           69,900      2,167,636
-------------------------------------------------------------------------
Shoppers Drug Mart Corp. (Drug Retail)
  (Acquired 11/18/03; Cost
  $533,415)(c)(d)(e)(f)                             25,000        775,263
-------------------------------------------------------------------------
Suncor Energy, Inc. (Integrated Oil & Gas)         125,200      4,416,924
=========================================================================
                                                               22,382,765
=========================================================================

FRANCE-9.52%

BNP Paribas S.A. (Diversified Banks)(a)             71,490      5,171,084
-------------------------------------------------------------------------
Bouygues S.A. (Wireless Telecommunication
  Services)(a)(b)                                   45,000      2,074,639
-------------------------------------------------------------------------
Lafarge S.A. (Construction Materials)(a)            17,300      1,666,404
-------------------------------------------------------------------------
Pernod Ricard (Distillers & Vintners)(a)(b)         31,397      4,804,053
-------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------
FRANCE-(CONTINUED)
-------------------------------------------------------------------------
Renault S.A. (Automobile Manufacturers)(a)          44,000      3,677,825
-------------------------------------------------------------------------
Societe Generale (Diversified Banks)(a)             32,100   $  3,242,902
-------------------------------------------------------------------------
Technip S.A. (Oil & Gas Equipment &
  Services)(a)(b)                                   10,200      1,882,366
-------------------------------------------------------------------------
Total S.A. (Integrated Oil & Gas)(a)(b)             34,505      7,541,744
-------------------------------------------------------------------------
Vinci S.A. (Construction & Engineering)(a)(b)       37,250      4,997,103
=========================================================================
                                                               35,058,120
=========================================================================

GERMANY-2.94%

Adidas-Salomon A.G. (Apparel, Accessories &
  Luxury Goods)(a)(b)                               18,000      2,905,177
-------------------------------------------------------------------------
Continental A.G. (Tires & Rubber)(a)                52,600      3,337,069
-------------------------------------------------------------------------
Deutsche Telekom A.G. (Integrated
  Telecommunication Services)(a)(d)                 65,025      1,467,381
-------------------------------------------------------------------------
Puma A.G. Rudolf Dassler Sport (Footwear)
  (Acquired 10/08/03-10/30/03; Cost
  $1,583,198)(a)(c)                                 11,379      3,125,553
=========================================================================
                                                               10,835,180
=========================================================================

GREECE-1.72%

EFG Eurobank Ergasias (Diversified Banks)(a)        61,300      2,101,384
-------------------------------------------------------------------------
OPAP S.A. (Casinos & Gaming) (Acquired
  04/02/04-08/27/04; Cost $2,704,227)(a)(c)        152,600      4,213,387
=========================================================================
                                                                6,314,771
=========================================================================

HONG KONG-2.08%

Cheung Kong (Holdings) Ltd. (Real Estate
  Management & Development)(a)                     224,000      2,235,087
-------------------------------------------------------------------------
CNOOC Ltd.-ADR (Oil & Gas Exploration &
  Production)(b)                                    33,300      1,804,527
-------------------------------------------------------------------------
Hutchison Whampoa Ltd. (Industrial
  Conglomerates)(a)                                248,000      2,323,384
-------------------------------------------------------------------------
Sun Hung Kai Properties Ltd. (Real Estate
  Management & Development)(a)                     129,000      1,291,061
=========================================================================
                                                                7,654,059
=========================================================================

HUNGARY-1.26%

OTP Bank Rt. (Diversified Banks)(a)                150,900      4,644,358
=========================================================================

INDIA-2.35%

Housing Development Finance Corp. Ltd.
  (Thrifts & Mortgage Finance)                     105,264      1,855,136
-------------------------------------------------------------------------
Infosys Technologies Ltd. (IT Consulting &
  Other Services)(a)                               141,580      6,809,188
=========================================================================
                                                                8,664,324
=========================================================================

INDONESIA-0.01%

PT Lippo Bank Tbk (Diversified Banks)(a)(d)        228,137         17,095
=========================================================================

IRELAND-3.05%

Anglo Irish Bank Corp. PLC (Diversified
  Banks)(a)                                        257,000      6,232,469
-------------------------------------------------------------------------

                       AIM V.I. INTERNATIONAL GROWTH FUND

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------
IRELAND-(CONTINUED)

CRH PLC (Construction Materials)                    95,720   $  2,555,333
-------------------------------------------------------------------------
Depfa Bank PLC (Diversified Banks)(a)              145,000      2,433,539
=========================================================================
                                                               11,221,341
=========================================================================

ISRAEL-1.30%

Teva Pharmaceutical Industries Ltd.-ADR
  (Pharmaceuticals)                                160,800      4,801,488
=========================================================================

ITALY-4.68%

Banca Intesa S.p.A. (Diversified Banks)(a)         380,500      1,824,642
-------------------------------------------------------------------------
Banco Popolare di Verona e Novara Scrl
  (Diversified Banks)(a)                           146,000      2,963,016
-------------------------------------------------------------------------
Eni S.p.A. (Integrated Oil & Gas)(a)               283,800      7,099,434
-------------------------------------------------------------------------
Mediaset S.p.A. (Broadcasting & Cable TV)(a)       423,200      5,347,091
=========================================================================
                                                               17,234,183
=========================================================================

JAPAN-15.59%

Canon Inc. (Office Electronics)(a)                  59,600      3,237,755
-------------------------------------------------------------------------
Daiwa House Industry Co., Ltd.
  (Homebuilding)(a)                                189,000      2,153,644
-------------------------------------------------------------------------
Fanuc Ltd. (Industrial Machinery)(a)                48,500      3,191,435
-------------------------------------------------------------------------
Hoya Corp. (Electronic Equipment
  Manufacturers)(a)(b)                              53,100      6,001,953
-------------------------------------------------------------------------
JSR Corp. (Specialty Chemicals)(a)                  94,700      2,076,440
-------------------------------------------------------------------------
Keyence Corp. (Electronic Equipment
  Manufacturers)(a)(b)                              18,300      4,111,823
-------------------------------------------------------------------------
Nidec Corp. (Electronic Equipment
  Manufacturers)(a)                                 19,400      2,376,240
-------------------------------------------------------------------------
Nissan Motor Co., Ltd. (Automobile
  Manufacturers)(a)                                165,100      1,818,087
-------------------------------------------------------------------------
Nitto Denko Corp. (Specialty Chemicals)(a)          43,800      2,405,885
-------------------------------------------------------------------------
NOK Corp. (Auto Parts & Equipment)(a)               43,100      1,351,636
-------------------------------------------------------------------------
OMRON Corp. (Electronic Equipment
  Manufacturers)(a)                                151,300      3,612,015
-------------------------------------------------------------------------
ORIX Corp. (Consumer Finance)(a)                    14,500      1,985,267
-------------------------------------------------------------------------
Sekisui Chemical Co., Ltd. (Homebuilding)(a)       287,000      2,103,358
-------------------------------------------------------------------------
SMC Corp. (Industrial Machinery)(a)                 14,900      1,710,809
-------------------------------------------------------------------------
Suzuki Motor Corp. (Automobile
  Manufacturers)(a)                                 93,000      1,701,695
-------------------------------------------------------------------------
Takeda Pharmaceutical Co. Ltd.
  (Pharmaceuticals)(a)                              81,300      4,106,558
-------------------------------------------------------------------------
Toyota Motor Corp. (Automobile
  Manufacturers)(a)                                114,600      4,704,967
-------------------------------------------------------------------------
Trend Micro Inc. (Application Software)(a)(b)       80,300      4,366,903
-------------------------------------------------------------------------
Yamanouchi Pharmaceutical Co., Ltd.
  (Pharmaceuticals)(a)                             111,800      4,364,490
=========================================================================
                                                               57,380,960
=========================================================================

MEXICO-2.60%

America Movil S.A. de C.V.-Series L-ADR
  (Wireless Telecommunication Services)            101,736      5,325,880
-------------------------------------------------------------------------
Grupo Televisa S.A.-ADR (Broadcasting & Cable
  TV)                                               24,400      1,476,200
-------------------------------------------------------------------------
Wal-Mart de Mexico S.A. de C.V.-Series V
  (Hypermarkets & Super Centers)                   800,300      2,752,716
=========================================================================
                                                                9,554,796
=========================================================================

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------

NETHERLANDS-1.30%

Royal Numico N.V. (Packaged Foods &
  Meats)(a)(b)(d)                                   50,400   $  1,810,532
-------------------------------------------------------------------------
TPG N.V. (Air Freight & Logistics)(a)              109,300      2,961,973
=========================================================================
                                                                4,772,505
=========================================================================

NORWAY-0.95%

Telenor A.S.A. (Integrated Telecommunication
  Services)(a)                                     384,000      3,484,145
=========================================================================

SINGAPORE-2.04%

DBS Group Holdings Ltd. (Diversified
  Banks)(a)                                        220,000      2,169,192
-------------------------------------------------------------------------
Keppel Corp. Ltd. (Industrial
  Conglomerates)(a)                                380,000      2,003,329
-------------------------------------------------------------------------
Singapore Airlines Ltd. (Airlines)(a)              201,000      1,403,570
-------------------------------------------------------------------------
United Overseas Bank Ltd. (Diversified
  Banks)(a)                                        228,001      1,926,689
=========================================================================
                                                                7,502,780
=========================================================================

SOUTH AFRICA-0.62%

Standard Bank Group Ltd. (Diversified Banks)       197,581      2,294,899
=========================================================================

SOUTH KOREA-1.41%

Hana Bank (Diversified Banks)(a)                   108,400      2,699,815
-------------------------------------------------------------------------
Samsung Electronics Co., Ltd. (Electronic
  Equipment Manufacturers)(a)                        5,760      2,502,725
=========================================================================
                                                                5,202,540
=========================================================================

SPAIN-1.60%

Grupo Ferrovial, S.A. (Construction &
  Engineering)(a)                                   41,000      2,184,012
-------------------------------------------------------------------------
Industria de Diseno Textil, S.A. (Apparel
  Retail)(a)(b)                                     64,000      1,882,017
-------------------------------------------------------------------------
Telefonica, S.A. (Integrated
  Telecommunication Services)(a)                    97,500      1,829,907
=========================================================================
                                                                5,895,936
=========================================================================

SWEDEN-2.26%

Assa Abloy A.B.-Class B (Building
  Products)(a)(b)                                  225,250      3,837,071
-------------------------------------------------------------------------
Volvo A.B.-Class B (Construction & Farm
  Machinery & Heavy Trucks)(a)(b)                  113,200      4,479,050
=========================================================================
                                                                8,316,121
=========================================================================

SWITZERLAND-6.13%

Compagnie Financiere Richemont A.G.-Class A
  (Apparel, Accessories & Luxury Goods)(a)          95,200      3,160,995
-------------------------------------------------------------------------
Novartis A.G. (Pharmaceuticals)(a)                  34,800      1,746,792
-------------------------------------------------------------------------
Roche Holding A.G. (Pharmaceuticals)(a)             18,810      2,153,488
-------------------------------------------------------------------------
Swatch Group A.G. (The)-Class B (Apparel,
  Accessories Accessories & Luxury Goods)(a)        21,070      3,076,169
-------------------------------------------------------------------------
Syngenta A.G. (Fertilizers & Agricultural
  Chemicals)(a)(d)                                  61,225      6,478,895
-------------------------------------------------------------------------
UBS A.G. (Diversified Capital Markets)(a)           70,900      5,927,922
=========================================================================
                                                               22,544,261
=========================================================================

TAIWAN-1.14%

Hon Hai Precision Industry Co., Ltd.
  (Electronic Manufacturing Services)(a)           529,649      2,460,015
-------------------------------------------------------------------------

                       AIM V.I. INTERNATIONAL GROWTH FUND

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------
TAIWAN-(CONTINUED)

Taiwan Semiconductor Manufacturing Co.
  Ltd.-ADR (Semiconductors)(b)                     203,657   $  1,729,048
=========================================================================
                                                                4,189,063
=========================================================================

THAILAND-0.01%

Siam Commercial Bank PCL (Diversified
  Banks)(a)                                         32,800         41,066
=========================================================================

UNITED KINGDOM-15.57%

Aviva PLC (Multi-line Insurance)(a)                246,483      2,961,410
-------------------------------------------------------------------------
Centrica PLC (Gas Utilities)(a)                    386,510      1,749,003
-------------------------------------------------------------------------
Enterprise Inns PLC (Restaurants)(a)               209,000      3,177,892
-------------------------------------------------------------------------
GUS PLC (Catalog Retail)(a)                        213,810      3,842,512
-------------------------------------------------------------------------
Imperial Tobacco Group PLC (Tobacco)(a)            237,220      6,490,597
-------------------------------------------------------------------------
mm02 PLC (Wireless Telecommunication
  Services)(a)(d)                                1,414,600      3,328,409
-------------------------------------------------------------------------
Next PLC (Department Stores)(a)                    184,050      5,817,760
-------------------------------------------------------------------------
Reckitt Benckiser PLC (Household Products)(a)      218,770      6,593,021
-------------------------------------------------------------------------
Royal Bank of Scotland Group PLC (Diversified
  Banks)(a)                                         75,490      2,533,332
-------------------------------------------------------------------------
Shire Pharmaceuticals Group PLC
  (Pharmaceuticals)(a)                             343,300      3,605,203
-------------------------------------------------------------------------
Tesco PLC (Food Retail)(a)                       1,086,821      6,700,581
-------------------------------------------------------------------------
Vodafone Group PLC (Wireless
  Telecommunication Services)(a)                 2,242,260      6,095,871
-------------------------------------------------------------------------
Warner Chilcott PLC (Pharmaceuticals)               87,800      1,448,545
-------------------------------------------------------------------------
William Hill PLC (Casinos & Gaming)(a)             274,080      2,967,532
=========================================================================
                                                               57,311,668
=========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $223,383,568)                           340,242,896
=========================================================================

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------

                                                PRINCIPAL
                                                 AMOUNT
BONDS-0.01%

INDIA-0.01%

Hindustan Lever Ltd. (Household Products),
  Sec. Deb., 9.00%, (Cost $0)(g)(h)       INR      187,000         25,573
=========================================================================

                                                 SHARES
MONEY MARKET FUNDS-7.23%

Liquid Assets Portfolio-Institutional
  Class(i)                                      13,314,230     13,314,230
-------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(i)     13,314,230     13,314,230
=========================================================================
    Total Money Market Funds (Cost
      $26,628,460)                                             26,628,460
=========================================================================
TOTAL INVESTMENTS-99.67% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $250,012,028)                 366,896,929
=========================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-9.83%

Liquid Assets Portfolio-Institutional
  Class(i)(j)                                   18,094,922     18,094,922
-------------------------------------------------------------------------
STIC Prime Portfolio-Institutional
  Class(i)(j)                                   18,094,922     18,094,922
=========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $36,189,844)                                       36,189,844
=========================================================================
TOTAL INVESTMENTS-109.50% (Cost
  $286,201,872)(k)                                            403,086,773
=========================================================================
OTHER ASSETS LESS LIABILITIES-(9.50%)                         (34,984,898)
=========================================================================
NET ASSETS-100.00%                                           $368,101,875
_________________________________________________________________________
=========================================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
Deb.  - Debentures
INR   - Indian Rupee
Sec.  - Secured

Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate market value of these securities at December 31, 2004 was $286,946,468, which represented 71.19% of the Fund's Total Investments. See
    Note 1A.
(b) All or a portion of this securities has been pledged as collateral for securities lending transactions at December 31, 2004.
(c) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at December 31, 2004 was $10,429,162, which represented 2.83% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(d) Non-income producing security.
(e) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The market value of this security at December 31, 2004 represented 0.19% of the Fund's Total Investments. See
    Note 1A.
(f) Security considered to be illiquid. The market value of this security considered illiquid at December 31, 2004 represented 0.21% of the Fund's Net Assets.
(g) Foreign denominated security. Par value is denominated in currency indicated.
(h) Security was acquired through a corporate action.
(i) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(j) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.
(k) Companhia Vale do Rio Doce security was acquired through a Corporate action with no cost basis and has no market value.

See accompanying notes which are an integral part of the financial statements.
                       AIM V.I. INTERNATIONAL GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS:

Investments, at market value (cost
  $223,383,568)*                                 $340,268,469
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $62,818,304)                               62,818,304
=============================================================
    Total investments (cost $286,201,872)         403,086,773
=============================================================
Foreign currencies, at market value (cost
  $2,950,072)                                       3,007,699
-------------------------------------------------------------
Cash                                                      684
-------------------------------------------------------------
Receivables for:
  Fund shares sold                                    304,469
-------------------------------------------------------------
  Dividends and interest                              420,079
-------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                 62,523
-------------------------------------------------------------
Other assets                                              190
=============================================================
    Total assets                                  406,882,417
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                            2,046,429
-------------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                              79,168
-------------------------------------------------------------
  Collateral upon return of securities loaned      36,189,844
-------------------------------------------------------------
Accrued administrative services fees                  371,343
-------------------------------------------------------------
Accrued distribution fees-Series II                    11,520
-------------------------------------------------------------
Accrued transfer agent fees                             5,112
-------------------------------------------------------------
Accrued operating expenses                             77,126
=============================================================
    Total liabilities                              38,780,542
=============================================================
Net assets applicable to shares outstanding      $368,101,875
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                    $335,014,946
-------------------------------------------------------------
Undistributed net investment income                 2,592,008
-------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and foreign currencies    (86,475,458)
-------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies               116,970,379
=============================================================
                                                 $368,101,875
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                         $346,605,234
_____________________________________________________________
=============================================================
Series II                                        $ 21,496,641
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                           17,534,246
_____________________________________________________________
=============================================================
Series II                                           1,093,727
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $      19.77
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $      19.65
_____________________________________________________________
=============================================================

* At December 31, 2004, securities with an aggregate market value of $32,972,221 were on loan to brokers.

STATEMENT OF OPERATIONS

For the year ended December 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $698,858)                                      $ 6,173,053
------------------------------------------------------------
Dividends from affiliated money market funds
  (including securities lending income of
  $107,472**)                                        268,027
------------------------------------------------------------
Interest                                              12,299
============================================================
    Total investment income                        6,453,379
============================================================

EXPENSES:

Advisory fees                                      2,340,955
------------------------------------------------------------
Administrative services fees                         737,999
------------------------------------------------------------
Custodian fees                                       325,273
------------------------------------------------------------
Distribution fees -- Series II                        35,647
------------------------------------------------------------
Transfer agent fees                                   31,467
------------------------------------------------------------
Trustees' fees and retirement benefits                19,200
------------------------------------------------------------
Other                                                148,182
============================================================
    Total expenses                                 3,638,723
============================================================
Less: Fees waived, expenses reimbursed and
      expense offset arrangement                      (2,388)
============================================================
    Net expenses                                   3,636,335
============================================================
Net investment income                              2,817,044
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                           21,782,380
------------------------------------------------------------
  Foreign currencies                                (160,905)
============================================================
                                                  21,621,475
============================================================
Change in net unrealized appreciation of:
  Investment securities                           46,174,055
------------------------------------------------------------
  Foreign currencies                                  61,172
============================================================
                                                  46,235,227
============================================================
Net gain from investment securities and foreign
  currencies                                      67,856,702
============================================================
Net increase in net assets resulting from
  operations                                     $70,673,746
____________________________________________________________
============================================================

** Dividends from affiliated money market funds are net of income rebate paid to securities lending counterparties.

See accompanying notes which are an integral part of the financial statements.
                       AIM V.I. INTERNATIONAL GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2004 and 2003

                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $  2,817,044    $  1,806,987
------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and futures contracts                            21,621,475      12,983,426
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                           46,235,227      56,960,379
==========================================================================================
    Net increase in net assets resulting from operations        70,673,746      71,750,792
==========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                      (2,025,065)     (1,397,568)
------------------------------------------------------------------------------------------
  Series II                                                        (98,282)        (32,274)
==========================================================================================
    Decrease in net assets resulting from distributions         (2,123,347)     (1,429,842)
==========================================================================================
Share transactions-net:
  Series I                                                      (9,205,473)    (22,955,937)
------------------------------------------------------------------------------------------
  Series II                                                      7,105,347       1,955,740
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (2,100,126)    (21,000,197)
==========================================================================================
    Net increase in net assets                                  66,450,273      49,320,753
==========================================================================================

NET ASSETS:

  Beginning of year                                            301,651,602     252,330,849
==========================================================================================
  End of year (including undistributed net investment income
    of $2,592,008 and $2,059,227, respectively)               $368,101,875    $301,651,602
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.
                       AIM V.I. INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. International Growth Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to provide long-term growth of capital. Companies are listed in the Schedule of Investments based on the country in which they are organized.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

                       AIM V.I. INTERNATIONAL GROWTH FUND

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $250 million of the Fund's average daily net assets, plus 0.70% of the Fund's average daily net assets in excess of $250 million. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.30% of average daily net assets, through April 30, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the

                       AIM V.I. INTERNATIONAL GROWTH FUND

Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $2,156.

    For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $230 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. Pursuant to such agreement for the year ended December 31, 2004, AIM was paid $737,999, of which AIM retained $82,810 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AISI $31,467.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors contractually has agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total annual fund operating expenses (excluding items
(ii) through (vii) discussed above) of Series II shares to 1.45% of average daily net assets, through April 30, 2006. AIM Distributors did not reimburse fees during the period under this expense limitation. Pursuant to the Plan, for the year ended December 31, 2004, the Series II shares paid $35,647.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2004.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                      MARKET VALUE     PURCHASES        PROCEEDS        APPRECIATION     MARKET VALUE    DIVIDEND     REALIZED
FUND                    12/31/03        AT COST        FROM SALES      (DEPRECIATION)      12/31/04       INCOME     GAIN (LOSS)
--------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class                $3,403,797     $ 60,140,918    $ (50,230,485)       $   --        $13,314,230     $80,495       $   --
--------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class                 3,403,797       60,140,918      (50,230,485)           --         13,314,230      80,060           --
================================================================================================================================
  Subtotal             $6,807,594     $120,281,836    $(100,460,970)       $   --        $26,628,460     $160,555      $   --
================================================================================================================================

                       AIM V.I. INTERNATIONAL GROWTH FUND

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         UNREALIZED
                      MARKET VALUE     PURCHASES        PROCEEDS        APPRECIATION     MARKET VALUE    DIVIDEND     REALIZED
FUND                    12/31/03        AT COST        FROM SALES      (DEPRECIATION)      12/31/04      INCOME*     GAIN (LOSS)
--------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class               $13,119,765     $ 99,857,003    $ (94,881,846)       $   --        $18,094,922     $54,136       $   --
--------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class                13,119,764       99,750,677      (94,775,519)           --         18,094,922      53,336           --
================================================================================================================================
  Subtotal            $26,239,529     $199,607,680    $(189,657,365)       $   --        $36,189,844     $107,472      $   --
================================================================================================================================
  Total               $33,047,123     $319,889,516    $(290,118,335)       $   --        $62,818,304     $268,027      $   --
________________________________________________________________________________________________________________________________
================================================================================================================================

* Dividend income is net of income rebate paid to securities lending counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2004, the Fund engaged in purchases and sales of securities of $0 and $183,400, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2004, the Fund received credits in transfer agency fees of $2 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $2.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2004, the Fund paid legal fees of $3,328 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowing from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

                       AIM V.I. INTERNATIONAL GROWTH FUND

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At December 31, 2004, securities with an aggregate value of $32,972,221 were on loan to brokers. The loans were secured by cash collateral of $36,189,844 received by the Fund and subsequently invested in affiliated money market funds. For the year ended December 31, 2004, the Fund received dividends on cash collateral net of income rebate paid to counterparties of $107,472 for securities lending transactions.

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2004 and 2003 was as follows:

                                                                 2004          2003
--------------------------------------------------------------------------------------
Distributions paid from ordinary income                       $2,123,347    $1,429,842
______________________________________________________________________________________
======================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                                    2004
----------------------------------------------------------------------------
Undistributed ordinary income                                   $  2,937,583
----------------------------------------------------------------------------
Unrealized appreciation -- investments                           115,427,770
----------------------------------------------------------------------------
Temporary book/tax differences                                       (71,802)
----------------------------------------------------------------------------
Capital loss carryforward                                        (85,206,622)
----------------------------------------------------------------------------
Shares of beneficial interest                                    335,014,946
============================================================================
Total net assets                                                $368,101,875
____________________________________________________________________________
============================================================================


The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to losses on wash sales and the recognition of gain for tax purposes on passive foreign investment companies. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $85,478.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of December 31, 2004 to utilizing $84,243,401 of capital loss carryforward in the fiscal year ended December 31, 2005.

                       AIM V.I. INTERNATIONAL GROWTH FUND

    The Fund utilized $21,690,313 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2004 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2005                                                $   507,757
-----------------------------------------------------------------------------
December 31, 2006                                                    963,221
-----------------------------------------------------------------------------
December 31, 2007                                                    431,410
-----------------------------------------------------------------------------
December 31, 2009                                                 37,414,973
-----------------------------------------------------------------------------
December 31, 2010                                                 45,889,261
=============================================================================
Total capital loss carryforward                                  $85,206,622
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $146,065,729 and $168,616,789, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $116,365,132
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities       (1,022,840)
==============================================================================
Net unrealized appreciation of investment securities             $115,342,292
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $287,744,481.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions and tax capital loss limitations, on December 31, 2004, undistributed net investment income was decreased by $160,916, undistributed net realized gain (loss) was decreased by $270,495 and shares of beneficial interest increased by $431,411. This reclassification had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION

                                            CHANGES IN SHARES OUTSTANDING(a)
------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------
                                                                         2004                           2003
                                                              --------------------------    ----------------------------
                                                                SHARES         AMOUNT         SHARES          AMOUNT
------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     3,454,168    $ 59,721,271     28,817,915    $ 368,653,132
------------------------------------------------------------------------------------------------------------------------
  Series II                                                      794,058      13,743,254     25,266,333      310,191,013
========================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                        99,666       1,901,625         90,455        1,397,568
------------------------------------------------------------------------------------------------------------------------
  Series II                                                        5,179          98,282          2,098           32,274
========================================================================================================================
Reacquired:
  Series I                                                    (4,143,506)    (70,828,369)   (30,602,695)    (393,006,637)
------------------------------------------------------------------------------------------------------------------------
  Series II                                                     (392,698)     (6,736,189)   (24,962,888)    (308,267,547)
========================================================================================================================
                                                                (183,133)   $ (2,100,126)    (1,388,782)   $ (21,000,197)
________________________________________________________________________________________________________________________
========================================================================================================================

(a) There are seven shareholders that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 62% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by the shareholders are also owned beneficially.

                       AIM V.I. INTERNATIONAL GROWTH FUND

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                       SERIES I
                                                              -----------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------------
                                                                2004           2003        2002        2001        2000
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  16.04       $  12.49    $  14.91    $  20.12    $  29.29
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.15(a)        0.09(a)     0.06(a)     0.08(a)     0.18
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   3.70           3.54       (2.40)      (4.83)      (7.88)
=========================================================================================================================
    Total from investment operations                              3.85           3.63       (2.34)      (4.75)      (7.70)
=========================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.12)         (0.08)      (0.08)      (0.05)      (0.06)
-------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --             --          --       (0.41)      (1.41)
=========================================================================================================================
    Total distributions                                          (0.12)         (0.08)      (0.08)      (0.46)      (1.47)
=========================================================================================================================
Net asset value, end of period                                $  19.77       $  16.04    $  12.49    $  14.91    $  20.12
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)                                                  24.00%         29.06%     (15.67)%    (23.53)%    (26.40)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $346,605       $290,680    $247,580    $347,528    $437,336
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net asset                            1.14%(c)       1.10%       1.09%       1.05%       1.02%
=========================================================================================================================
Ratio of net investment income to average net assets              0.90%(c)       0.69%       0.41%       0.46%       0.83%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                             48%            79%         71%        109%         88%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $302,306,029.

                       AIM V.I. INTERNATIONAL GROWTH FUND

                                                                                    SERIES II
                                                              ------------------------------------------------------
                                                                                                  SEPTEMBER 19, 2001
                                                                                                     (DATE SALES
                                                                  YEAR ENDED DECEMBER 31,           COMMENCED) TO
                                                              --------------------------------       DECEMBER 31,
                                                               2004          2003       2002             2001
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 15.97       $ 12.45    $ 14.90          $14.42
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.11(a)       0.06(a)    0.03(a)         0.01(a)
--------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  3.66          3.51      (2.40)           0.93
====================================================================================================================
    Total from investment operations                             3.77          3.57      (2.37)           0.94
====================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.09)        (0.05)     (0.08)          (0.05)
--------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            --            --         --           (0.41)
====================================================================================================================
    Total distributions                                         (0.09)        (0.05)     (0.08)          (0.46)
====================================================================================================================
Net asset value, end of period                                $ 19.65       $ 15.97    $ 12.45          $14.90
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(b)                                                 23.63%        28.68%    (15.89)%          6.63%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $21,497       $10,972    $ 4,751          $  374
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets                          1.39%(c)      1.35%      1.31%(d)         1.30%(e)
====================================================================================================================
Ratio of net investment income to average net assets             0.65%(c)      0.44%      0.19%           0.22%(e)
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate(f)                                         48%           79%        71%            109%
____________________________________________________________________________________________________________________
====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $14,258,903.
(d) After fee waivers and/or reimbursements. Ratio of expenses to average net assets prior to fee waivers and expense reimbursements was 1.34% for the year ended December 31, 2002.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

    On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

    Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under

                       AIM V.I. INTERNATIONAL GROWTH FUND
the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

    Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.

    The SEC has also settled market timing enforcement actions against Raymond
R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

    The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.


    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

    The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

    As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

Ongoing Regulatory Inquiries Concerning IFG and AIM

    IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

    AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of

                       AIM V.I. INTERNATIONAL GROWTH FUND

California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.


Private Civil Actions Alleging Market Timing

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

    All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.


Private Civil Actions Alleging Improper Use of Fair Value Pricing

    Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.


Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

    Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.


Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

                       AIM V.I. INTERNATIONAL GROWTH FUND

Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

    A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
*                                       *                                      *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

                       AIM V.I. INTERNATIONAL GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds
Houston, Texas



We have audited the accompanying statement of assets and liabilities of AIM V.I. Large Cap Growth Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, including the schedule of investments as of December 31, 2004, the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the one year in the period then ended and for the period August 29, 2003 (commencement of operations) through December 31, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Large Cap Growth Fund as of December 31, 2004, the results of its operations for the year then ended, the statement of changes in net assets, and the financial highlights for the one year in the period then ended and for the period August 29, 2003 (commencement of operations) through December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.

                                                /s/ TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 4, 2005

                         AIM V.I. LARGE CAP GROWTH FUND

SCHEDULE OF INVESTMENTS

December 31, 2004

                                                          MARKET
                                               SHARES     VALUE
------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-98.60%

AEROSPACE & DEFENSE-4.23%

Boeing Co. (The)                                 260    $   13,460
------------------------------------------------------------------
General Dynamics Corp.                           130        13,598
------------------------------------------------------------------
Northrop Grumman Corp.                           130         7,067
------------------------------------------------------------------
Rockwell Collins, Inc.                           200         7,888
------------------------------------------------------------------
United Technologies Corp.                         80         8,268
==================================================================
                                                            50,281
==================================================================

AIR FREIGHT & LOGISTICS-0.66%

FedEx Corp.                                       80         7,879
==================================================================

APPAREL RETAIL-0.97%

Limited Brands, Inc.                             500        11,510
==================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-0.71%

Coach, Inc.(a)                                   150         8,460
==================================================================

APPLICATION SOFTWARE-1.28%

Autodesk, Inc.                                   400        15,180
==================================================================

BUILDING PRODUCTS-1.23%

Masco Corp.                                      400        14,612
==================================================================

COMMUNICATIONS EQUIPMENT-4.36%

Cisco Systems, Inc.(a)                         1,030        19,879
------------------------------------------------------------------
Motorola, Inc.                                   430         7,396
------------------------------------------------------------------
QUALCOMM Inc.                                    580        24,592
==================================================================
                                                            51,867
==================================================================

COMPUTER HARDWARE-4.49%

Dell Inc.(a)                                   1,070        45,090
------------------------------------------------------------------
NCR Corp.(a)                                     120         8,308
==================================================================
                                                            53,398
==================================================================

COMPUTER STORAGE & PERIPHERALS-0.57%

Lexmark International, Inc.-Class A(a)            80         6,800
==================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-0.81%

PACCAR Inc.                                      120         9,658
==================================================================

CONSUMER ELECTRONICS-2.24%

Harman International Industries, Inc.            210        26,670
==================================================================

CONSUMER FINANCE-4.30%

American Express Co.                             130         7,328
------------------------------------------------------------------
Capital One Financial Corp.                      110         9,263
------------------------------------------------------------------
MBNA Corp.                                       280         7,893
------------------------------------------------------------------

                                                          MARKET
                                               SHARES     VALUE
------------------------------------------------------------------
CONSUMER FINANCE-(CONTINUED)

SLM Corp.                                        500    $   26,695
==================================================================
                                                            51,179
==================================================================

DATA PROCESSING & OUTSOURCED SERVICES-1.28%

Computer Sciences Corp.(a)                       270        15,220
==================================================================

DEPARTMENT STORES-1.89%

J.C. Penney Co., Inc.                            240         9,936
------------------------------------------------------------------
Nordstrom, Inc.                                  270        12,617
==================================================================
                                                            22,553
==================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-2.08%

Cooper Industries, Ltd.-Class A (Bermuda)        160        10,862
------------------------------------------------------------------
Rockwell Automation, Inc.                        280        13,874
==================================================================
                                                            24,736
==================================================================

FOOTWEAR-2.06%

NIKE, Inc.-Class B                               270        24,486
==================================================================

HEALTH CARE EQUIPMENT-3.23%

Bard (C.R.), Inc.                                140         8,957
------------------------------------------------------------------
Becton, Dickinson & Co.                          380        21,584
------------------------------------------------------------------
Waters Corp.(a)                                  170         7,954
==================================================================
                                                            38,495
==================================================================

HEALTH CARE SERVICES-1.13%

Quest Diagnostics Inc.                           140        13,377
==================================================================

HEALTH CARE SUPPLIES-1.90%

Alcon, Inc. (Switzerland)                        280        22,568
==================================================================

HOME IMPROVEMENT RETAIL-1.18%

Home Depot, Inc. (The)                           330        14,104
==================================================================

HOTELS, RESORTS & CRUISE LINES-0.63%

Marriott International, Inc.-Class A             120         7,558
==================================================================

HOUSEHOLD APPLIANCES-1.04%

Black & Decker Corp. (The)                       140        12,366
==================================================================

HOUSEHOLD PRODUCTS-2.59%

Procter & Gamble Co. (The)                       560        30,845
==================================================================

HOUSEWARES & SPECIALTIES-1.04%

Fortune Brands, Inc.                             160        12,349
==================================================================

HYPERMARKETS & SUPER CENTERS-2.56%

Costco Wholesale Corp.                           630        30,498
==================================================================

                         AIM V.I. LARGE CAP GROWTH FUND

                                                          MARKET
                                               SHARES     VALUE
------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES-1.11%

Tyco International Ltd. (Bermuda)                370    $   13,224
==================================================================

INDUSTRIAL MACHINERY-2.56%

Danaher Corp.                                    160         9,186
------------------------------------------------------------------
Eaton Corp.                                      140        10,130
------------------------------------------------------------------
Illinois Tool Works Inc.                         120        11,122
==================================================================
                                                            30,438
==================================================================

INTEGRATED OIL & GAS-3.14%

BP PLC-ADR (United Kingdom)                      210        12,264
------------------------------------------------------------------
ChevronTexaco Corp.                              230        12,077
------------------------------------------------------------------
ConocoPhillips                                   150        13,024
==================================================================
                                                            37,365
==================================================================

INTERNET RETAIL-1.66%

eBay Inc.(a)                                     170        19,768
==================================================================

INTERNET SOFTWARE & SERVICES-2.03%

Yahoo! Inc.(a)                                   640        24,115
==================================================================

INVESTMENT BANKING & BROKERAGE-0.77%

Bear Stearns Cos. Inc. (The)                      90         9,208
==================================================================

IT CONSULTING & OTHER SERVICES-1.79%

Accenture Ltd.-Class A (Bermuda)(a)              790        21,330
==================================================================

MANAGED HEALTH CARE-3.29%

UnitedHealth Group Inc.                          340        29,930
------------------------------------------------------------------
WellPoint Inc.(a)                                 80         9,200
==================================================================
                                                            39,130
==================================================================

MOTORCYCLE MANUFACTURERS-1.89%

Harley-Davidson, Inc.                            370        22,478
==================================================================

MOVIES & ENTERTAINMENT-0.58%

Pixar(a)                                          80         6,849
==================================================================

OFFICE ELECTRONICS-1.56%

Xerox Corp.(a)                                 1,090        18,541
==================================================================

PERSONAL PRODUCTS-2.93%

Gillette Co. (The)                               780        34,928
==================================================================

PHARMACEUTICALS-3.84%

Johnson & Johnson                                720        45,662
==================================================================

PROPERTY & CASUALTY INSURANCE-0.83%

Allstate Corp. (The)                             190         9,827
==================================================================

                                                          MARKET
                                               SHARES     VALUE
------------------------------------------------------------------

PUBLISHING-0.62%

McGraw-Hill Cos., Inc. (The)                      80    $    7,323
==================================================================

RESTAURANTS-5.26%

McDonald's Corp.                                 740        23,724
------------------------------------------------------------------
Starbucks Corp.(a)                               230        14,343
------------------------------------------------------------------
Yum! Brands, Inc.                                520        24,534
==================================================================
                                                            62,601
==================================================================

SEMICONDUCTORS-0.41%

Intel Corp.                                      210         4,912
==================================================================

SOFT DRINKS-1.62%

PepsiCo, Inc.                                    370        19,314
==================================================================

SPECIALTY STORES-2.58%

Staples, Inc.                                    910        30,676
==================================================================

STEEL-0.97%

Nucor Corp.                                      220        11,515
==================================================================

SYSTEMS SOFTWARE-6.55%

Adobe Systems Inc.                               290        18,195
------------------------------------------------------------------
McAfee Inc.(a)                                   220         6,365
------------------------------------------------------------------
Microsoft Corp.                                  610        16,293
------------------------------------------------------------------
Oracle Corp.(a)                                  560         7,683
------------------------------------------------------------------
Symantec Corp.(a)                              1,140        29,366
==================================================================
                                                            77,902
==================================================================

THRIFTS & MORTGAGE FINANCE-3.09%

Countrywide Financial Corp.                      580        21,466
------------------------------------------------------------------
Doral Financial Corp. (Puerto Rico)              160         7,880
------------------------------------------------------------------
Golden West Financial Corp.                      120         7,370
==================================================================
                                                            36,716
==================================================================

TRADING COMPANIES & DISTRIBUTORS-1.06%

W.W. Grainger, Inc.                              190        12,658
==================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $986,948)                          1,173,129
==================================================================
TOTAL INVESTMENTS-98.60% (Cost $986,948)                 1,173,129
==================================================================
OTHER ASSETS LESS LIABILITIES-1.40%                         16,685
==================================================================
NET ASSETS-100.00%                                      $1,189,814
__________________________________________________________________
==================================================================

Investment Abbreviation:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
See accompanying notes which are an integral part of the financial statements.
                         AIM V.I. LARGE CAP GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS:

Investments, at market value (cost $986,948)      $1,173,129
------------------------------------------------------------
Cash                                                  18,101
------------------------------------------------------------
Receivables for:
  Dividends                                            1,404
------------------------------------------------------------
  Amount due from advisor                             11,460
------------------------------------------------------------
Investment for trustee deferred compensation           3,928
============================================================
    Total assets                                   1,208,022
____________________________________________________________
============================================================

LIABILITIES:

Trustee deferred compensation                          3,928
------------------------------------------------------------
Accrued administrative services fees                     716
------------------------------------------------------------
Accrued distribution fees -- Series II                    92
------------------------------------------------------------
Accrued transfer agent fees                               86
------------------------------------------------------------
Accrued operating expenses                            13,386
============================================================
    Total liabilities                                 18,208
============================================================
Net assets applicable to shares outstanding       $1,189,814
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                     $1,001,198
------------------------------------------------------------
Undistributed net investment income (loss)            (3,700)
------------------------------------------------------------
Undistributed net realized gain from investment
  securities                                           6,135
------------------------------------------------------------
Unrealized appreciation of investment securities     186,181
============================================================
                                                  $1,189,814
____________________________________________________________
============================================================

NET ASSETS:

Series I                                          $  595,506
____________________________________________________________
============================================================
Series II                                         $  594,308
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                              50,199
____________________________________________________________
============================================================
Series II                                             50,174
____________________________________________________________
============================================================
Series I:
  Net asset value per share                       $    11.86
____________________________________________________________
============================================================
Series II:
  Net asset value per share                       $    11.84
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $68)  $ 10,591
===========================================================

EXPENSES:

Advisory fees                                         8,341
-----------------------------------------------------------
Administrative services fees                         50,049
-----------------------------------------------------------
Custodian fees                                        8,274
-----------------------------------------------------------
Distribution fees -- Series II                        1,389
-----------------------------------------------------------
Transfer agent fees                                      76
-----------------------------------------------------------
Trustees' fees and retirement benefits               11,258
-----------------------------------------------------------
Reports to shareholders                               9,199
-----------------------------------------------------------
Professional fees                                    22,656
-----------------------------------------------------------
Other                                                    34
===========================================================
    Total expenses                                  111,276
===========================================================
Less: Fees waived, expenses reimbursed and
  expense offset arrangement                        (95,986)
===========================================================
    Net expenses                                     15,290
===========================================================
Net investment income (loss)                         (4,699)
===========================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT
  SECURITIES:

Net realized gain from investment securities         23,921
-----------------------------------------------------------
Change in net unrealized appreciation of
  investment securities                              79,217
-----------------------------------------------------------
Net gain from investment securities                 103,138
===========================================================
Net increase in net assets resulting from
  operations                                       $ 98,439
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.
                         AIM V.I. LARGE CAP GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

For the year ended December 31, 2004 and the period August 29, 2003 (date operations commenced) to December 31, 2003

                                                                 2004          2003
--------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (4,699)   $   (2,867)
--------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities             23,921       (12,742)
--------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities                                                    79,217       106,964
======================================================================================
    Net increase in net assets resulting from operations          98,439        91,355
======================================================================================
Distributions to shareholders from net investment income:
  Series I                                                            --          (785)
--------------------------------------------------------------------------------------
  Series II                                                           --          (520)
======================================================================================
    Total distributions from net investment income                    --        (1,305)
======================================================================================
Distributions to shareholders from net realized gains:
  Series I                                                        (1,457)           --
--------------------------------------------------------------------------------------
  Series II                                                       (1,457)           --
======================================================================================
    Total distributions from net realized gains                   (2,914)           --
======================================================================================
    Decrease in net assets resulting from distributions           (2,914)       (1,305)
======================================================================================
Share transactions-net:
  Series I                                                         1,457       500,795
--------------------------------------------------------------------------------------
  Series II                                                        1,457       500,530
======================================================================================
    Net increase in net assets resulting from share
     transactions                                                  2,914     1,001,325
======================================================================================
    Net increase in net assets                                    98,439     1,091,375
======================================================================================

NET ASSETS:

  Beginning of year                                            1,091,375            --
======================================================================================
  End of year (including undistributed net investment income
    (loss) of $(3,700) and $(1,131), respectively)            $1,189,814    $1,091,375
______________________________________________________________________________________
======================================================================================

See accompanying notes which are an integral part of the financial statements.
                         AIM V.I. LARGE CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Large Cap Growth Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

                         AIM V.I. LARGE CAP GROWTH FUND

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $1 billion of the Fund's average daily net assets, 0.70% of the next $1 billion of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $2 billion. Effective January 1, 2005 through June 30, 2006, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of 0.695% of the first $250 million, plus 0.67% of the next $250 million, plus 0.645% of the next $500 million, plus 0.62% of the next $1.5 billion, plus 0.595% of the next $2.5 billion, plus 0.57% of the next $2.5 billion, plus 0.545% of the next $2.5 billion, plus 0.52% of the Fund's average daily net assets in excess of $10 billion. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.30% of average daily net assets, through April 30, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $8,341 and reimbursed expenses of $86,789.

    For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. Pursuant to such agreement for the year ended December 31, 2004, AIM was paid $50,049 of which AIM retained $50,000 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AISI $76.

                         AIM V.I. LARGE CAP GROWTH FUND

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has contractually agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total annual fund operating expenses (excluding items (ii) through (vii) discussed above) of Series II shares to 1.45% of average daily net assets through April 30, 2006. Pursuant to the Plan, for the year ended December 31, 2004, the Series II shares paid $833 after AIM Distributors waived Plan fees of $556.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2004, the Fund received credits in custodian fees of $300 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $300.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2004, the Fund paid legal fees of $2,788 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the year ended December 31, 2004 and the period August 29, 2003 (date operations commenced) through December 31, 2003 was as follows:

                                                               2004      2003
------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                               $1,312    $1,305
------------------------------------------------------------------------------
Long-term capital gain                                         1,602        --
==============================================================================
Total distributions                                           $2,914    $1,305
______________________________________________________________________________
==============================================================================

                         AIM V.I. LARGE CAP GROWTH FUND

TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                                   2004
--------------------------------------------------------------------------
Undistributed ordinary income                                   $      395
--------------------------------------------------------------------------
Undistributed long-term gain                                         5,740
--------------------------------------------------------------------------
Unrealized appreciation -- investments                             186,259
--------------------------------------------------------------------------
Temporary book/tax differences                                      (3,778)
--------------------------------------------------------------------------
Shares of beneficial interest                                    1,001,198
==========================================================================
Total net assets                                                $1,189,814
__________________________________________________________________________
==========================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily return of capital adjustments on certain investments.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation.

    The Fund utilized $5,215 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund did not have a capital loss carryforward as of December 31, 2004.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $1,141,722 and $1,129,336, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities          $190,448
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities          (4,189)
==============================================================================
Net unrealized appreciation of investment securities                $186,259
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $986,870.

NOTE 8--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating losses, on December 31, 2004, undistributed net investment income (loss) was increased by $2,130 and undistributed net realized gain was decreased by $2,130. This reclassification had no effect on the net assets of the Fund.

NOTE 9--SHARE INFORMATION

                                         CHANGES IN SHARES OUTSTANDING(a)
------------------------------------------------------------------------------------------------------------------
                                                                                              AUGUST 29, 2003
                                                                                              (DATE OPERATIONS
                                                                     YEAR ENDED                COMMENCED) TO
                                                                    DECEMBER 31,                DECEMBER 31,
                                                                        2004                        2003
                                                              ------------------------    ------------------------
                                                                SHARES        AMOUNT        SHARES        AMOUNT
------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                        --          $   --        50,001      $  500,010
------------------------------------------------------------------------------------------------------------------
  Series II                                                       --              --        50,001         500,010
==================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                       124           1,457            74             785
------------------------------------------------------------------------------------------------------------------
  Series II                                                      124           1,457            49             520
==================================================================================================================
                                                                 248          $2,914       100,125      $1,001,325
__________________________________________________________________________________________________________________
==================================================================================================================

(a) Currently, all shares are owned by AIM.

                         AIM V.I. LARGE CAP GROWTH FUND

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                           SERIES I
                                                              -----------------------------------
                                                                                    AUGUST 29,
                                                                                       2003
                                                                                 (DATE OPERATIONS
                                                               YEAR ENDED         COMMENCED) TO
                                                              DECEMBER 31,         DECEMBER 31,
                                                                  2004                 2003
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $10.90               $10.00
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.04)(a)            (0.03)
-------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)           1.03                 0.95
=================================================================================================
    Total from investment operations                               0.99                 0.92
=================================================================================================
Less distributions:
  Dividends from net investment income                               --                (0.02)
-------------------------------------------------------------------------------------------------
  Distributions from net realized gains                           (0.03)                  --
=================================================================================================
    Total distributions                                           (0.03)               (0.02)
=================================================================================================
Net asset value, end of period                                   $11.86               $10.90
_________________________________________________________________________________________________
=================================================================================================
Total return(b)                                                    9.08%                9.16%
_________________________________________________________________________________________________
=================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $  596               $  546
_________________________________________________________________________________________________
=================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                   1.33%(c)             1.33%(d)
-------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                9.88%(c)            14.54%(d)
=================================================================================================
Ratio of net investment income (loss) to average net assets       (0.35)%(a)(c)        (0.73)%(d)
_________________________________________________________________________________________________
=================================================================================================
Portfolio turnover rate(e)                                          104%                  37%
_________________________________________________________________________________________________
=================================================================================================

(a) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment (loss) to average net assets excluding the special dividend are $(0.06) and (0.51)%, respectively.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholders transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average net assets of $556,395.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                         AIM V.I. LARGE CAP GROWTH FUND

                                                                           SERIES II
                                                              -----------------------------------
                                                                                    AUGUST 29,
                                                                                       2003
                                                                                 (DATE OPERATIONS
                                                               YEAR ENDED         COMMENCED) TO
                                                              DECEMBER 31,         DECEMBER 31,
                                                                  2004                 2003
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $10.90               $10.00
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.06)(a)            (0.03)
-------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)           1.03                 0.94
=================================================================================================
    Total from investment operations                               0.97                 0.91
=================================================================================================
Less distributions:
  Dividends from net investment income                               --                (0.01)
-------------------------------------------------------------------------------------------------
  Distributions from net realized gains                           (0.03)                  --
=================================================================================================
    Total distributions                                           (0.03)               (0.01)
=================================================================================================
Net asset value, end of period                                   $11.84               $10.90
_________________________________________________________________________________________________
=================================================================================================
Total return(b)                                                    8.89%                9.11%
_________________________________________________________________________________________________
=================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $  594               $  546
_________________________________________________________________________________________________
=================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                   1.48%(c)             1.48%(d)
-------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               10.13%(c)            14.79%(d)
=================================================================================================
Ratio of net investment income (loss) to average net assets       (0.50)%(a)(c)        (0.88)%(d)
_________________________________________________________________________________________________
=================================================================================================
Portfolio turnover rate(e)                                          104%                  37%
_________________________________________________________________________________________________
=================================================================================================

(a) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment (loss) to average net assets excluding the special dividend are $(0.08) and (0.66)%, respectively.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholders transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $555,691.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 11--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

    On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

    Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM

                         AIM V.I. LARGE CAP GROWTH FUND
and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

    Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.

    The SEC has also settled market timing enforcement actions against Raymond
R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

    The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.


    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

    The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

    As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

Ongoing Regulatory Inquiries Concerning IFG and AIM

    IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

    AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities

                         AIM V.I. LARGE CAP GROWTH FUND
of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.


Private Civil Actions Alleging Market Timing

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

    All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.


Private Civil Actions Alleging Improper Use of Fair Value Pricing

    Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.


Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

    Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.


Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

                         AIM V.I. LARGE CAP GROWTH FUND

Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

    A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
*                                       *                                      *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

                         AIM V.I. LARGE CAP GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds
Houston, Texas



We have audited the accompanying statement of assets and liabilities of AIM V.I. Mid Cap Core Equity Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, including the schedule of investments as of December 31, 2004, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period September 10, 2001 (commencement of operations) through December 31, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Mid Cap Core Equity Fund as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period September 10, 2001 (commencement of operations) through December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.

                                                /s/ TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 4, 2005

                       AIM V.I. MID CAP CORE EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2004

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-88.77%

ADVERTISING-1.24%

Valassis Communications, Inc.(a)                  188,000   $  6,581,880
========================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-1.43%

V. F. Corp.                                       137,000      7,587,060
========================================================================

APPLICATION SOFTWARE-2.98%

Fair Issac Corp.                                  140,500      5,153,540
------------------------------------------------------------------------
Intuit Inc.(a)                                    121,500      5,347,215
------------------------------------------------------------------------
Reynolds & Reynolds Co. (The)-Class A             199,700      5,294,047
========================================================================
                                                              15,794,802
========================================================================

BREWERS-1.25%

Heineken N.V. (Netherlands)(b)                    199,211      6,614,031
========================================================================

COMPUTER HARDWARE-1.87%

Diebold, Inc.                                     130,600      7,278,338
------------------------------------------------------------------------
Intergraph Corp.(a)                                98,300      2,647,219
========================================================================
                                                               9,925,557
========================================================================

CONSUMER FINANCE-0.60%

MoneyGram International, Inc.                     150,700      3,185,798
========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-1.96%

Ceridian Corp.(a)                                 568,450     10,391,266
========================================================================

DISTRIBUTORS-1.20%

Genuine Parts Co.                                 144,700      6,375,482
========================================================================

DIVERSIFIED BANKS-0.74%

Comerica Inc.                                      64,450      3,932,739
========================================================================

DIVERSIFIED CHEMICALS-1.00%

Engelhard Corp.                                   172,900      5,302,843
========================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.05%

Rentokil Initial PLC (United Kingdom)(b)        1,966,600      5,558,799
========================================================================

ELECTRIC UTILITIES-2.92%

FPL Group, Inc.                                    78,850      5,894,037
------------------------------------------------------------------------
Wisconsin Energy Corp.                            283,800      9,566,898
========================================================================
                                                              15,460,935
========================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-3.42%

Agilent Technologies, Inc.(a)                     243,500      5,868,350
------------------------------------------------------------------------
Amphenol Corp.-Class A(a)                         143,300      5,264,842
------------------------------------------------------------------------
Mettler-Toledo International Inc.(a)              136,000      6,978,160
========================================================================
                                                              18,111,352
========================================================================

ENVIRONMENTAL SERVICES-2.21%

Republic Services, Inc.                           349,700     11,728,938
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

FERTILIZERS & AGRICULTURAL CHEMICALS-1.41%

Scotts Co. (The)-Class A(a)                       101,700   $  7,476,984
========================================================================

FOOD RETAIL-1.75%

Kroger Co. (The)(a)                               529,600      9,289,184
========================================================================

GENERAL MERCHANDISE STORES-0.79%

Family Dollar Stores, Inc.                        133,700      4,175,451
========================================================================

HEALTH CARE SERVICES-2.11%

IMS Health Inc.                                   226,600      5,259,386
------------------------------------------------------------------------
Medco Health Solutions, Inc.(a)                   142,300      5,919,680
========================================================================
                                                              11,179,066
========================================================================

HOME FURNISHINGS-2.20%

Mohawk Industries, Inc.(a)                        127,650     11,648,062
========================================================================

INDUSTRIAL MACHINERY-2.64%

Dover Corp.                                       168,900      7,083,666
------------------------------------------------------------------------
ITT Industries, Inc.                               81,900      6,916,455
========================================================================
                                                              14,000,121
========================================================================

INTEGRATED OIL & GAS-2.32%

Amerada Hess Corp.                                 88,975      7,329,761
------------------------------------------------------------------------
Murphy Oil Corp.                                   61,525      4,949,686
========================================================================
                                                              12,279,447
========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-1.06%

CenturyTel, Inc.                                  158,700      5,629,089
========================================================================

LEISURE PRODUCTS-1.41%

Mattel, Inc.                                      382,850      7,461,747
========================================================================

METAL & GLASS CONTAINERS-2.52%

Ball Corp.                                        135,600      5,963,688
------------------------------------------------------------------------
Pactiv Corp.(a)                                   291,500      7,372,035
========================================================================
                                                              13,335,723
========================================================================

OFFICE ELECTRONICS-1.80%

Xerox Corp.(a)                                    561,000      9,542,610
========================================================================

OFFICE SERVICES & SUPPLIES-1.00%

Herman Miller, Inc.                                 3,800        104,994
------------------------------------------------------------------------
Pitney Bowes Inc.                                 112,400      5,201,872
========================================================================
                                                               5,306,866
========================================================================

OIL & GAS DRILLING-2.99%

Nabors Industries, Ltd. (Bermuda)(a)              101,900      5,226,451
------------------------------------------------------------------------
Noble Corp. (Cayman Islands)(a)                   213,400     10,614,516
========================================================================
                                                              15,840,967
========================================================================

OIL & GAS EQUIPMENT & SERVICES-2.84%

BJ Services Co.                                   109,700      5,105,438
------------------------------------------------------------------------
FMC Technologies, Inc.(a)                         160,950      5,182,590
------------------------------------------------------------------------

                       AIM V.I. MID CAP CORE EQUITY FUND

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
OIL & GAS EQUIPMENT & SERVICES-(CONTINUED)

Smith International, Inc.(a)                       87,300   $  4,749,993
========================================================================
                                                              15,038,021
========================================================================

OIL & GAS EXPLORATION & PRODUCTION-4.00%

Apache Corp.                                      103,800      5,249,166
------------------------------------------------------------------------
Newfield Exploration Co.(a)                        84,300      4,977,915
------------------------------------------------------------------------
Pioneer Natural Resources Co.                     153,900      5,401,890
------------------------------------------------------------------------
Plains Exploration & Production Co.(a)            214,900      5,587,400
========================================================================
                                                              21,216,371
========================================================================

OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-2.02%

Williams Cos., Inc. (The)                         659,000     10,735,110
========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-0.03%

Principal Financial Group, Inc.                     3,800        155,572
========================================================================

PACKAGED FOODS & MEATS-2.84%

Campbell Soup Co.                                 244,600      7,311,094
------------------------------------------------------------------------
Tate & Lyle PLC (United Kingdom)(b)               856,900      7,751,719
========================================================================
                                                              15,062,813
========================================================================

PAPER PRODUCTS-1.39%

Georgia-Pacific Corp.                             196,100      7,349,828
========================================================================

PHARMACEUTICALS-3.52%

Forest Laboratories, Inc.(a)                      238,800     10,712,568
------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                        266,900      7,969,634
========================================================================
                                                              18,682,202
========================================================================

PROPERTY & CASUALTY INSURANCE-1.44%

ACE Ltd. (Cayman Islands)                         178,700      7,639,425
========================================================================

PUBLISHING-3.01%

Belo Corp.-Class A                                210,200      5,515,648
------------------------------------------------------------------------
Knight-Ridder, Inc.                                71,480      4,784,871
------------------------------------------------------------------------
Lee Enterprises, Inc.                               4,800        221,184
------------------------------------------------------------------------
New York Times Co. (The)-Class A                  132,850      5,420,280
========================================================================
                                                              15,941,983
========================================================================

REGIONAL BANKS-4.93%

City National Corp.                                59,750      4,221,338
------------------------------------------------------------------------
Compass Bancshares, Inc.                           86,100      4,190,487
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
REGIONAL BANKS-(CONTINUED)

Hibernia Corp.-Class A                            154,500   $  4,559,295
------------------------------------------------------------------------
Hudson United Bancorp                              91,300      3,595,394
------------------------------------------------------------------------
Marshall & Ilsley Corp.                            96,900      4,282,980
------------------------------------------------------------------------
TCF Financial Corp.                               164,100      5,274,174
========================================================================
                                                              26,123,668
========================================================================

REINSURANCE-1.02%

RenaissanceRe Holdings Ltd. (Bermuda)             104,200      5,426,736
========================================================================

RESTAURANTS-1.61%

Outback Steakhouse, Inc.                          116,000      5,310,480
------------------------------------------------------------------------
Wendy's International, Inc.                        81,600      3,203,616
========================================================================
                                                               8,514,096
========================================================================

SEMICONDUCTORS-3.07%

Microchip Technology Inc.                         181,450      4,837,457
------------------------------------------------------------------------
National Semiconductor Corp.                      345,100      6,194,545
------------------------------------------------------------------------
Xilinx, Inc.                                      176,900      5,245,085
========================================================================
                                                              16,277,087
========================================================================

SPECIALTY CHEMICALS-6.17%

International Flavors & Fragrances Inc.           311,800     13,357,512
------------------------------------------------------------------------
Rohm & Haas Co.                                   119,400      5,281,062
------------------------------------------------------------------------
Sigma-Aldrich Corp.                               119,400      7,218,924
------------------------------------------------------------------------
Valspar Corp. (The)                               136,950      6,848,870
========================================================================
                                                              32,706,368
========================================================================

SYSTEMS SOFTWARE-1.42%

Computer Associates International, Inc.           243,200      7,553,792
========================================================================

THRIFTS & MORTGAGE FINANCE-1.59%

New York Community Bancorp, Inc.                  229,000      4,710,530
------------------------------------------------------------------------
Webster Financial Corp.                            73,000      3,696,720
========================================================================
                                                               8,407,250
========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $406,993,594)                          470,547,121
========================================================================

MONEY MARKET FUNDS-11.29%

Liquid Assets Portfolio-Institutional
  Class(c)                                     29,925,367     29,925,367
------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(c)    29,925,367     29,925,367
========================================================================
    Total Money Market Funds (Cost
      $59,850,734)                                            59,850,734
========================================================================
TOTAL INVESTMENTS-100.06% (Cost $466,844,328)                530,397,855
========================================================================
OTHER ASSETS LESS LIABILITIES-(0.06%)                           (296,832)
========================================================================
NET ASSETS-100.00%                                          $530,101,023
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) In accordance with the procedures established by the Board of Trustees, the foreign securities is fair valued using adjusted closing market prices. The aggregate market value of these securities at December 31, 2004 was $19,924,549, which represented 3.76% of the Fund's Total Investments. See
    Note 1A.
(c) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.
                       AIM V.I. MID CAP CORE EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS:

Investments, at market value (cost
  $406,993,594)                                  $470,547,121
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $59,850,734)                               59,850,734
=============================================================
    Total investments (cost $466,844,328)         530,397,855
=============================================================
Receivables for:
  Investments sold                                    648,404
-------------------------------------------------------------
  Fund shares sold                                    111,552
-------------------------------------------------------------
  Dividends                                           599,942
-------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                 19,030
=============================================================
    Total assets                                  531,776,783
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                            1,021,421
-------------------------------------------------------------
  Amount due custodian                                 15,529
-------------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                              25,897
-------------------------------------------------------------
Accrued administrative services fees                  556,350
-------------------------------------------------------------
Accrued distribution fees--Series II                   17,162
-------------------------------------------------------------
Accrued transfer agent fees                             4,126
-------------------------------------------------------------
Accrued operating expenses                             35,275
=============================================================
    Total liabilities                               1,675,760
=============================================================
Net assets applicable to shares outstanding      $530,101,023
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                    $457,315,045
-------------------------------------------------------------
Undistributed net investment income                   263,985
-------------------------------------------------------------
Undistributed net realized gain from investment
  securities and foreign currencies                 8,968,103
-------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies                63,553,890
=============================================================
                                                 $530,101,023
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                         $496,606,099
_____________________________________________________________
=============================================================
Series II                                        $ 33,494,924
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                           37,873,215
_____________________________________________________________
=============================================================
Series II                                           2,569,325
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $      13.11
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $      13.04
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $48,798)                                       $ 4,360,509
------------------------------------------------------------
Dividends from affiliated money market funds         794,231
============================================================
    Total investment income                        5,154,740
============================================================

EXPENSES:

Advisory fees                                      2,917,207
------------------------------------------------------------
Administrative services fees                       1,088,325
------------------------------------------------------------
Custodian fees                                        53,295
------------------------------------------------------------
Distribution fees -- Series II                        38,171
------------------------------------------------------------
Transfer agent fees                                   18,383
------------------------------------------------------------
Trustees' fees and retirement benefits                21,146
------------------------------------------------------------
Other                                                 75,412
============================================================
    Total expenses                                 4,211,939
============================================================
Less: Fees waived and expenses reimbursed            (12,901)
============================================================
    Net expenses                                   4,199,038
============================================================
Net investment income                                955,702
============================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain from:
  Investment securities                           31,839,329
------------------------------------------------------------
  Foreign currencies                                  19,874
============================================================
                                                  31,859,203
============================================================
Change in net unrealized appreciation of:
  Investment securities                           22,026,986
------------------------------------------------------------
  Foreign currencies                                      11
============================================================
                                                  22,026,997
============================================================
Net gain from investment securities and foreign
  currencies                                      53,886,200
============================================================
Net increase in net assets resulting from
  operations                                     $54,841,902
____________________________________________________________
============================================================

See accompanying notes which are an integral part of the financial statements.
                       AIM V.I. MID CAP CORE EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2004 and 2003

                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $    955,702    $     18,241
------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                  31,859,203       3,119,954
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                           22,026,997      41,836,612
==========================================================================================
    Net increase in net assets resulting from operations        54,841,902      44,974,807
==========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                        (718,225)             --
------------------------------------------------------------------------------------------
  Series II                                                         (6,789)             --
==========================================================================================
    Total distributions from net investment income                (725,014)             --
==========================================================================================
Distributions to shareholders from net realized gains:
  Series I                                                     (21,198,394)     (1,650,955)
------------------------------------------------------------------------------------------
  Series II                                                     (1,381,970)        (26,270)
==========================================================================================
    Total distributions from net realized gains                (22,580,364)     (1,677,225)
==========================================================================================
    Decrease in net assets resulting from distributions        (23,305,378)     (1,677,225)
==========================================================================================
Share transactions-net:
  Series I                                                     173,142,571     182,089,750
------------------------------------------------------------------------------------------
  Series II                                                     27,385,946       3,163,852
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                              200,528,517     185,253,602
==========================================================================================
    Net increase in net assets                                 232,065,041     228,551,184
==========================================================================================

NET ASSETS:

  Beginning of year                                            298,035,982      69,484,798
==========================================================================================
  End of year (including undistributed net investment income
    of $263,985 and $13,423, respectively)                    $530,101,023    $298,035,982
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.
                       AIM V.I. MID CAP CORE EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Mid Cap Core Equity Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise stated.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.
                       AIM V.I. MID CAP CORE EQUITY FUND

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.725% of the first $500 million of the Fund's average daily net assets, plus 0.70% of the next $500 million of the Fund's average daily net assets, plus 0.675% of the next $500 million of the Fund's average daily net assets, plus 0.65% of the Fund's average daily net assets in excess of $1.5 billion. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.30% of average daily net assets, through April 30, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund AIM did not waive fees and/or reimburse expenses during the period under this expense limitation. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or
                       AIM V.I. MID CAP CORE EQUITY FUND
discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $12,691.

    For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $210 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. Pursuant to such agreement for the year ended December 31, 2004, AIM was paid $1,088,325, of which AIM retained $102,546 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AISI $18,383.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has contractually agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit Total Annual Fund Operating Expenses (excluding items (ii) through (vii) discussed above) of Series II shares to 1.45% of average daily net assets through April 30, 2006. AIM Distributors did not reimburse fees during the period under this expense limitation. Pursuant to the Plan, for the year ended December 31, 2004, the Series II shares paid $38,171.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                      UNREALIZED
                 MARKET VALUE      PURCHASES         PROCEEDS        APPRECIATION    MARKET VALUE    DIVIDEND     REALIZED
FUND               12/31/03         AT COST         FROM SALES      (DEPRECIATION)     12/31/04       INCOME     GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class           $31,340,710     $100,023,336     $(101,438,679)       $   --        $29,925,367    $400,315      $   --
----------------------------------------------------------------------------------------------------------------------------
STIC Prime
Portfolio-Institutional
  Class            31,340,710      100,023,336      (101,438,679)           --         29,925,367     393,916          --
============================================================================================================================
  Total           $62,681,420     $200,046,672     $(202,877,358)       $   --        $59,850,734    $794,231      $   --
____________________________________________________________________________________________________________________________
============================================================================================================================

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2004, the Fund engaged in purchases and sales of securities of $3,155,849 and $3,090,909, respectively.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2004, the Fund paid legal fees of $3,464 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

                       AIM V.I. MID CAP CORE EQUITY FUND

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2004 and 2003 was as follows:

                                                                 2004           2003
---------------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                                             $12,675,049    $1,677,225
---------------------------------------------------------------------------------------
  Long-term capital gain                                       10,630,329            --
=======================================================================================
Total distributions                                           $23,305,378    $1,677,225
_______________________________________________________________________________________
=======================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                                  2004
--------------------------------------------------------------------------
Undistributed ordinary income                                 $  1,962,664
--------------------------------------------------------------------------
Undistributed long-term gain                                     7,700,820
--------------------------------------------------------------------------
Unrealized appreciation -- investments                          63,140,869
--------------------------------------------------------------------------
Temporary book/tax differences                                     (18,376)
--------------------------------------------------------------------------
Shares of beneficial interest                                  457,315,046
==========================================================================
Total net assets                                              $530,101,023
__________________________________________________________________________
==========================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $363.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    The Fund did not have a capital loss carryforward as of December 3, 2004.

                       AIM V.I. MID CAP CORE EQUITY FUND

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $357,611,582 and $191,058,047, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $65,174,910
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (2,034,404)
===============================================================================
Net unrealized appreciation of investment securities               $63,140,506
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $467,257,349.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, net operating losses on December 31, 2004, undistributed net investment income was increased by $19,874 and undistributed net realized gain
(loss) was decreased by $19,874. Further, as a result of tax deferrals acquired in the reorganization of Phoenix AIM Mid Cap Equity Fund unto the Fund, undistributed net realized gain (loss) was decreased by $20,440 and shares of beneficial interest increased by $20,440. These reclassifications had no effect on the net assets of the Fund.

NOTE 10--SHARE INFORMATION

                                           CHANGES IN SHARES OUTSTANDING(a)
----------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                                         2004                          2003
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                    12,423,728    $157,026,231    18,564,670    $196,407,917
----------------------------------------------------------------------------------------------------------------------
  Series II                                                    2,804,689      35,484,099       365,523       4,040,389
======================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                     1,688,491      21,916,619            --              --
----------------------------------------------------------------------------------------------------------------------
  Series II                                                      107,656       1,388,760            --              --
======================================================================================================================
Issued in connection with acquisitions:(b)
  Series I                                                     1,345,483      18,110,202            --              --
======================================================================================================================
Reacquired:
  Series I                                                    (1,883,158)    (23,910,481)   (1,431,786)    (14,318,167)
----------------------------------------------------------------------------------------------------------------------
  Series II                                                     (748,758)     (9,486,913)      (87,420)       (876,537)
======================================================================================================================
                                                              15,738,131    $200,528,517    17,410,987    $185,253,602
______________________________________________________________________________________________________________________
======================================================================================================================

(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 79% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of Interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this shareholder is also owned beneficially.
(b) As of the opening of business on December 6, 2004, the Fund acquired all of the net assets of Phoenix-AIM Mid Cap Equity Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on September 14, 2004 and Phoenix-AIM Mid Cap Equity Fund shareholders on May 11, 2004. The acquisition was accomplished by a tax-free exchange of 1,345,483 shares of the Fund for 1,441,644 shares of Phoenix-AIM Mid Cap Equity Fund outstanding as of the close of business on December 3, 2004 Phoenix-AIM Mid Cap Equity Fund's net assets at that date of $18,110,202 including $2,490,250 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $490,802,188.

                       AIM V.I. MID CAP CORE EQUITY FUND

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                      SERIES I
                                                              --------------------------------------------------------
                                                                                                    SEPTEMBER 10, 2001
                                                                                                     (DATE OPERATIONS
                                                                   YEAR ENDED DECEMBER 31,            COMMENCED) TO
                                                              ----------------------------------       DECEMBER 31,
                                                                2004           2003       2002             2001
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  12.06       $   9.53    $ 10.72          $10.00
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    0.03(a)        0.00(a)   (0.02)(a)         0.00
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   1.63           2.60      (1.17)           0.74
======================================================================================================================
    Total from investment operations                              1.66           2.60      (1.19)           0.74
======================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.02)            --         --           (0.02)
----------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.59)         (0.07)        --              --
======================================================================================================================
Net asset value, end of period                                $  13.11       $  12.06    $  9.53          $10.72
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(b)                                                  13.82%         27.31%    (11.10)%          7.37%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $496,606       $293,162    $68,271          $9,500
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets                           1.04%(c)       1.07%      1.30%           1.27%(d)(e)
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets       0.25%(c)       0.01%     (0.22)%         (0.08)%(d)
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate(f)                                          55%            37%        36%             20%
______________________________________________________________________________________________________________________
======================================================================================================================

(a)Calculated using average shares outstanding.
(b)Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)Ratios are based on average daily net assets of $387,105,179.
(d)Annualized.
(e)After fee waivers and/or reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or reimbursements was 5.16%.
(f)Not annualized for periods less than one year.

                                                                                    SERIES II
                                                              -----------------------------------------------------
                                                                                                 SEPTEMBER 10, 2001
                                                                                                  (DATE OPERATIONS
                                                                  YEAR ENDED DECEMBER 31,          COMMENCED) TO
                                                              -------------------------------       DECEMBER 31,
                                                               2004          2003      2002             2001
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 12.01       $9.51     $ 10.71          $10.00
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.00)(a)   (0.03)(a)   (0.04)(a)        (0.01)
-------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  1.62        2.60       (1.16)           0.73
===================================================================================================================
    Total from investment operations                             1.62        2.57       (1.20)           0.72
===================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.00)         --          --           (0.01)
-------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.59)      (0.07)         --              --
===================================================================================================================
Net asset value, end of period                                $ 13.04       $12.01    $  9.51          $10.71
___________________________________________________________________________________________________________________
===================================================================================================================
Total return(b)                                                 13.57%      27.05%     (11.20)%          7.22%
___________________________________________________________________________________________________________________
===================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $33,495       $4,874    $ 1,214          $  536
___________________________________________________________________________________________________________________
===================================================================================================================
Ratio of expenses to average net assets                          1.29%(c)    1.32%       1.45%(d)         1.44%(d)(e)
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets     (0.00)%(c)  (0.24)%     (0.37)%         (0.25)%(e)
___________________________________________________________________________________________________________________
===================================================================================================================
Portfolio turnover rate(f)                                         55%         37%         36%             20%
___________________________________________________________________________________________________________________
===================================================================================================================

(a)Calculated using average shares outstanding.
(b)Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)Ratios are based on average daily net assets of $15,268,262.
(d)After fee waivers and/or reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or reimbursements was 1.55% and 5.44% (annualized), for the year ended December 31, 2002 and September 10, 2001 (Date operations commenced) to December 31, 2001, respectively.
(e)Annualized.
(f)Not annualized for periods less than one year.

                       AIM V.I. MID CAP CORE EQUITY FUND

NOTE 12--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

    On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

    Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid on and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

    Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.

    The SEC has also settled market timing enforcement actions against Raymond
R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

    The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.


    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

    The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

    As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the

                       AIM V.I. MID CAP CORE EQUITY FUND
future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

Ongoing Regulatory Inquiries Concerning IFG and AIM

    IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

    AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.


Private Civil Actions Alleging Market Timing

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

    All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.


Private Civil Actions Alleging Improper Use of Fair Value Pricing

    Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the

                       AIM V.I. MID CAP CORE EQUITY FUND

United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.


Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

    Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.


Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.


Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

    A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
*                                       *                                      *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

                       AIM V.I. MID CAP CORE EQUITY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds
Houston, Texas



We have audited the accompanying statement of assets and liabilities of AIM V.I. Money Market Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, including the schedule of investments as of December 31, 2004, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Money Market Fund as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended in conformity with accounting principles generally accepted in the United States of America.

                                                /s/ TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 4, 2005

                           AIM V.I. MONEY MARKET FUND

SCHEDULE OF INVESTMENTS

December 31, 2004


                                                           PAR
                                               MATURITY   (000)       VALUE
------------------------------------------------------------------------------
COMMERCIAL PAPER-39.81%(A)

ASSET-BACKED SECURITIES- COMMERCIAL LOANS/
  LEASES-7.02%

Atlantis One Funding Corp. (Rabobank -ABS
  Program Sponsor) (Acquired 10/07/04; Cost
  $2,067,153) 2.03%(b)                         02/02/05   $2,081   $ 2,077,480
------------------------------------------------------------------------------
  (Acquired 09/22/04; Cost $634,747) 2.03%(b)  03/14/05     641        638,470
------------------------------------------------------------------------------
Fountain Square Commercial Funding Corp.
  (Fifth Third Bank-ABS Program Sponsor)
  (Acquired 10/04/04; Cost $1,492,391)
  1.99%(b)                                     01/04/05   1,500      1,499,917
------------------------------------------------------------------------------
                                                                     4,215,867
==============================================================================

ASSET-BACKED SECURITIES- CONSUMER
  RECEIVABLES-2.48%

Thunder Bay Funding, LLC (Royal Bank of
  Canada-ABS Program Sponsor) (Acquired
  12/27/04; Cost $1,492,826) 2.38%(b)          01/18/05   1,495      1,493,517
==============================================================================

ASSET-BACKED SECURITIES-FULLY BACKED-15.83%

Blue Spice LLC (Deutsche Bank A.G.-ABS
  Program Sponsor) (Acquired 10/04/04; Cost
  $1,989,829) 1.99%(b)                         01/04/05   2,000      1,999,889
------------------------------------------------------------------------------
Concord Minutemen Capital Co., LLC- Series A
  (Liberty Hampshire Co.-ABS Program Sponsor)
  (Acquired 11/24/04; Cost $2,985,750)
  2.25%(b)                                     02/08/05   3,000      2,990,319
------------------------------------------------------------------------------
Govco, Inc. (Citibank N.A.-ABS Program
  Sponsor) (Acquired 10/21/04; Cost
  $1,989,522) 2.05%(b)                         01/21/05   2,000      1,997,950
------------------------------------------------------------------------------
Triple-A One Funding Corp. (MBIA Insurance
  Corp.-Program Sponsor) (Acquired 12/27/04;
  Cost $2,520,329) 2.38%(b)                    01/18/05   2,524      2,521,497
==============================================================================
                                                                     9,509,655
==============================================================================

ASSET-BACKED SECURITIES-MULTI-PURPOSE-5.21%

Edison Asset Securitization, LLC (GE Capital
  Corp.-ABS Program Sponsor) (Acquired
  10/06/04; Cost $1,986,712) 2.01%(b)          02/02/05   2,000      1,996,650
------------------------------------------------------------------------------
Falcon Asset Securitization Corp. (JPMorgan
  Chase Bank-ABS Program Sponsor) (Acquired
  12/27/04; Cost $1,130,828) 2.38%(b)          01/25/05   1,133      1,131,352
==============================================================================
                                                                     3,128,002
==============================================================================

                                                           PAR
                                               MATURITY   (000)       VALUE
------------------------------------------------------------------------------


ASSET-BACKED SECURITIES-TRADE
  RECEIVABLES-4.28%

Eureka Securitization, Inc. (Citicorp North
  America, Inc.-ABS Program Sponsor)
  (Acquired 12/14/04; Cost $2,569,767)
  2.35%(b)                                     01/26/05   $2,577   $ 2,573,131
==============================================================================

DIVERSIFIED BANKS-4.99%

UBS Finance Delaware LLC 2.37%                 01/24/05   3,000      2,995,853
==============================================================================
    Total Commercial Paper (Cost $23,916,025)                       23,916,025
==============================================================================
VARIABLE RATE DEMAND NOTES-18.66%(C)

INSURED-7.41%(D)

Michigan (State of) Western Michigan
  University; Taxable Series 2002 B RB
  2.42%(e)                                     11/15/32   2,920      2,920,000
------------------------------------------------------------------------------
Omaha (City of), Nebraska;
  Special Tax Redevelopment Taxable
  Series 2002 B RB,
  2.52%(e)                                     02/01/13   1,530      1,530,000
==============================================================================
                                                                     4,450,000
==============================================================================

LETTER OF CREDIT-11.25%(F)

Albuquerque (City of), New Mexico
  (Ktech Corp. Project); Taxable Series 2002
  IDR (LOC-Wells Fargo Bank N.A.),
  2.52%(e)                                     11/01/22   1,600      1,600,000
------------------------------------------------------------------------------
Corp. Finance Managers Inc., Floating Rate
  Notes (LOC-Wells Fargo Bank N.A.) 2.52%(e)   02/02/43   1,825      1,825,000
------------------------------------------------------------------------------
Dome Corp.; Floating Rate Notes (LOC-Wachovia
  Bank N.A.) (Acquired 12/20/02; Cost
  $665,000) 2.44%(b)(e)                        08/31/16     665        665,000
------------------------------------------------------------------------------
Folk Financial Services Inc.-Series A,
  Floating Rate Loan Program Notes
  (LOC-National City Bank)
  2.55%(e)                                     10/15/27      85         85,000
------------------------------------------------------------------------------
Moon (City of), Pennsylvania Industrial
  Development Authority (One Thorn Run
  Project); Taxable Series 1995 IDR
  (LOC-National City Bank),
  2.51%(e)                                     11/01/15   1,385      1,385,000
------------------------------------------------------------------------------
Roman Catholic Diocese of Charlotte; Series
  2002 Floating Rate Bonds (LOC-Wachovia Bank
  N.A.)
  2.42%(e)                                     05/01/14   1,200      1,200,000
==============================================================================
                                                                     6,760,000
==============================================================================
    Total Variable Rate Demand Notes (Cost
      $11,210,000)                                                  11,210,000
==============================================================================

                           AIM V.I. MONEY MARKET FUND


                                                           PAR
                                               MATURITY   (000)       VALUE
------------------------------------------------------------------------------
ASSET-BACKED SECURITIES-6.03%

FULLY BACKED-1.66%

Racers Trust-Series 2004-6-MM, Floating Rate
  Notes (Acquired 04/13/04; Cost $1,000,000)
  2.41%(b)(g)                                  05/20/05   $1,000   $ 1,000,000
==============================================================================
STRUCTURED-4.37%

Holmes Financing (No. 8) PLC
  (United Kingdom)-Series 8, Class 1A,
  Floating Rate Bonds
  2.35%(g)                                     04/15/05   1,000      1,000,000
------------------------------------------------------------------------------
Residential Mortgage Securities (United
  Kingdom)-Series 17A, Class A-1, Floating
  Rate Bonds (Acquired 02/10/04; Cost
  $1,626,140)
  2.40%(b)(g)                                  02/14/05   1,626      1,626,140
==============================================================================
                                                                     2,626,140
==============================================================================
    Total Asset-Backed Securities (Cost
      $3,626,140)                                                    3,626,140
==============================================================================
CERTIFICATES OF DEPOSIT-4.99%

Fortis Bank S.A./N.V. (Netherlands)
  1.25%                                        01/10/05   1,000      1,000,000
------------------------------------------------------------------------------
Northern Rock PLC (United Kingdom)
  2.25%                                        04/04/05   2,000      2,000,000
==============================================================================
    Total Certificates of Deposit (Cost
      $3,000,000)                                                    3,000,000
==============================================================================
FUNDING AGREEMENTS-3.33%

New York Life Insurance Co.(Acquired
  04/07/04; Cost $2,000,000)
  2.36%(b)(g)(h)                               04/06/05   2,000      2,000,000
==============================================================================
MASTER NOTE AGREEMENTS-3.33%

Merrill Lynch Mortgage Capital, Inc.(Acquired
  08/23/04; Cost $2,000,000)
  2.45%(b)(i)(j)                               02/23/05   2,000      2,000,000
==============================================================================

                                                           PAR
                                               MATURITY   (000)       VALUE
------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY SECURITIES-1.66%

FEDERAL HOME LOAN BANK(FHLB)-1.66%

Unsec. Bonds, (Cost $1,000,000)
  1.35%                                        04/29/05   $1,000   $ 1,000,000
==============================================================================
MEDIUM-TERM NOTES-1.17%

MetLife Global Funding, Floating Rate Global
  MTN (Acquired 11/10/04; Cost $700,503)
  2.46%(b)(g)                                  12/28/05     700        700,503
==============================================================================
    Total Investments (excluding Repurchase
      Agreements) (Cost $47,452,668)                                47,452,668
==============================================================================
REPURCHASE AGREEMENTS-20.86%

Bank of America Securities LLC
  2.27%(k)                                     01/03/05   2,000      2,000,000
------------------------------------------------------------------------------
Barclays Capital Inc.-New York Branch (United
  Kingdom)
  2.27%(l)                                     01/03/05   2,000      2,000,000
------------------------------------------------------------------------------
Greenwich Capital Markets, Inc.-New York
  Branch (United Kingdom)
  2.28%(m)                                     01/03/05   2,000      2,000,000
------------------------------------------------------------------------------
Morgan Stanley & Co. Inc.
  2.20%(n)                                     01/03/05   4,532      4,532,059
------------------------------------------------------------------------------
Wachovia Securities, Inc.
  2.27%(o)                                     01/03/05   2,000      2,000,000
==============================================================================
    Total Repurchase Agreements (Cost
      $12,532,059)                                                  12,532,059
==============================================================================
TOTAL INVESTMENTS-99.84% (Cost
  $59,984,727)(p)                                                   59,984,727
==============================================================================
OTHER ASSETS LESS LIABILITIES-0.16%                                     98,648
==============================================================================
NET ASSETS-100.00%                                                 $60,083,375
______________________________________________________________________________
==============================================================================

Investment Abbreviations:

ABS     - Asset Backed Security
IDR     - Industrial Development Revenue Bonds
LOC     - Letter of Credit
MTN     - Medium Term Notes
RB      - Revenue Bonds
Unsec.  - Unsecured

Notes to Schedule of Investments:

(a) Security may be traded on a discount basis. Unless otherwise indicated, the interest rate shown represents the discount rate at the time of purchase by the Fund.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at December 31, 2004 was $28,911,815, which represented 48.12% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(c) Demand security; payable upon demand by the Fund with usually no more than seven calendar days' notice.
(d) Principal and interest payments are secured by bond insurance provided by one of the following companies: Ambac Assurance Corp.
(e) Interest rate is redetermined weekly. Rate shown is the rate in effect on December 31, 2004.
(f) Principal and interest payments are fully enhanced by a letter from the bank listed or a predecessor bank, branch or subsidiary.
(g) Interest rate is redetermined monthly. Rate shown is the rate in effect on December 31, 2004.
(h) Security considered to be illiquid. The market value of this security is considered illiquid at December 31, 2004 represented 3.33% of the Fund's Net Assets.
(i) The investments in master note agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates
(j) The Fund may demand prepayment of notes purchased under the Master Note Purchase Agreement upon one or two business day's notice based on the timing of the demand. The interest rate on master notes is redetermined daily. Rate shown is the rate in effect on December 31, 2004.

                           AIM V.I. MONEY MARKET FUND

(k) Joint repurchase agreement entered into 12/31/04 with an aggregate maturing value of $250,047,292. Collateralized by $250,293,646 U.S. Government obligation, 5.50% due 04/01/34 with an aggregate market value at 12/31/04 of $255,000,001. The amount to be received upon repurchase by the Fund is $2,000,378.
(l) Joint repurchase agreement entered into 12/31/04 with an aggregate maturing value of $250,047,292. Collateralized by $251,692,482 U.S. Government obligations, 4.00% to 7.50% due 01/01/08 to 01/01/35 with an aggregate market value at 12/31/04 of $255,000,000. The amount to be received upon repurchase by the Fund is $2,000,378.
(m) Joint repurchase agreement entered into 12/31/04 with an aggregate maturing value of $250,047,500. Collateralized by $273,583,000 U.S. Government obligations, 0% to 9.38% due 01/15/05 to 11/15/30 with an aggregate market value at 12/31/04 of $255,000,054. The amount to be received upon repurchase by the Fund is $2,000,380.
(n) Joint repurchase agreement entered into 12/31/04 with an aggregate maturing value of $500,091,667. Collateralized by $478,940,000 U.S. Government obligations, 3.50% to 6.38% due 10/19/07 to 04/01/36 with an aggregate market value at 12/31/04 of $516,644,298. The amount to be received upon repurchase by the Fund is $4,532,890.
(o) Joint repurchase agreement entered into 12/31/04 with an aggregate maturing value of $250,047,292. Collateralized by $251,257,431 U.S. Government obligations, 3.50% to 5.50% due 01/01/19 to 01/01/35 with an aggregate market value at 12/31/04 of $255,000,001. The amount to be received upon repurchase by the Fund is $2,000,378.
(p) Also represents cost for federal income tax purposes.

See accompanying notes which are an integral part of the financial statements.
                           AIM V.I. MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS:

Investments, excluding repurchase agreements,
  at value (cost $47,452,668)                    $47,452,668
------------------------------------------------------------
Repurchase agreements (cost $12,532,059)          12,532,059
============================================================
    Total investments (cost $59,984,727)          59,984,727
============================================================
Receivables for:
  Fund shares sold                                   161,156
------------------------------------------------------------
  Interest                                            62,187
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                53,697
============================================================
    Total assets                                  60,261,767
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                              26,200
------------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                             58,546
------------------------------------------------------------
Accrued administrative services fees                  74,758
------------------------------------------------------------
Accrued distribution fees -- Series II                 4,282
------------------------------------------------------------
Accrued transfer agent fees                              124
------------------------------------------------------------
Accrued operating expenses                            14,482
============================================================
    Total liabilities                                178,392
============================================================
Net assets applicable to shares outstanding      $60,083,375
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                    $60,077,031
------------------------------------------------------------
Undistributed net investment income                    6,344
============================================================
                                                 $60,083,375
____________________________________________________________
============================================================

NET ASSETS:

Series I                                         $54,007,723
____________________________________________________________
============================================================
Series II                                        $ 6,075,652
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                          54,005,821
____________________________________________________________
============================================================
Series II                                          6,076,128
____________________________________________________________
============================================================
Series I:
  Net asset value per share                      $      1.00
____________________________________________________________
============================================================
Series II:
  Net asset value per share                      $      1.00
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2004

INVESTMENT INCOME:

Interest                                           $993,846
===========================================================

EXPENSES:

Advisory fees                                       279,009
-----------------------------------------------------------
Administrative services fees                        177,043
-----------------------------------------------------------
Custodian fees                                        3,900
-----------------------------------------------------------
Distribution fees -- Series II                        8,981
-----------------------------------------------------------
Transfer agent fees                                   4,851
-----------------------------------------------------------
Trustees' fees and retirement benefits               13,036
-----------------------------------------------------------
Professional fees                                    29,537
-----------------------------------------------------------
Other                                                16,536
===========================================================
    Total expenses                                  532,893
===========================================================
Less: Expenses reimbursed                              (112)
-----------------------------------------------------------
    Net expenses                                    532,781
===========================================================
Net investment income                               461,065
===========================================================
Net increase in net assets resulting from
  operations                                       $461,065
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.
                           AIM V.I. MONEY MARKET FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2004 and 2003

                                                                  2004              2003
--------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $    461,065      $    625,624
============================================================================================
Distributions to shareholders from net investment income:
  Series I                                                        (436,246)         (610,648)
--------------------------------------------------------------------------------------------
  Series II                                                        (24,819)          (14,976)
============================================================================================
     Decrease in net assets resulting from distributions          (461,065)         (625,624)
============================================================================================
Share transactions-net:
  Series I                                                     (23,498,214)      (42,030,863)
--------------------------------------------------------------------------------------------
  Series II                                                      3,693,695        (5,448,303)
============================================================================================
     Net increase (decrease) in net assets resulting from
      share transactions                                       (19,804,519)      (47,479,166)
============================================================================================
     Net increase (decrease) in net assets                     (19,804,519)      (47,479,166)
============================================================================================
Net assets:
  Beginning of year                                             79,887,894       127,367,060
============================================================================================
  End of year (including undistributed net investment income
     of $6,344 and $0, respectively)                          $ 60,083,375      $ 79,887,894
____________________________________________________________________________________________
============================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Money Market Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to seek to provide as high a level of current income as is consistent with the preservation of capital and liquidity. Each company listed in the Schedule of Investments is organized in the United States of America unless other wise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- The Fund's securities are valued on the basis of amortized cost which approximates market value as permitted by Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and accretion of discounts on investments, is recorded on the accrual basis from settlement date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized gain (loss) from investment securities

                           AIM V.I. MONEY MARKET FUND
     reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly to separate accounts of participating insurance companies. Distributions from net realized gain, if any, are generally paid annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are U.S. Government Securities, U.S. Government Agency Securities and/or Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to an exemptive order from the SEC, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates ("Joint repurchase agreements"). If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.40% on the first $250 million of the Fund's average daily net assets, plus 0.35% of the Fund's average daily net assets in excess of $250 million. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.30% of average daily net assets, through April 30, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.

    For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $112 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. Pursuant to such agreement the year ended December 31, 2004, AIM was paid $177,043, of which AIM retained $50,000 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AISI $4,851.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has contractually agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to

                           AIM V.I. MONEY MARKET FUND
the extent necessary to limit total annual fund operating Expenses (excluding items (ii) through (vii) discussed above) of Series II shares to 1.45% of average daily net assets, through April 30, 2006. AIM Distributors did not reimburse fees during the period under this expense limitation. Pursuant to the Plan, for the year ended December 31, 2004, the Series II shares paid $8,981.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2004, the Fund paid legal fees of $2,786 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 4--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. The Fund did not borrow or lend under the facility during the year ended December 31, 2004.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The Bank of New York, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 5--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2004 and 2003 was as follows:

                                                                2004        2003
----------------------------------------------------------------------------------
Ordinary income                                               $461,065    $625,624
__________________________________________________________________________________
==================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                                 2004
-------------------------------------------------------------------------
Undistributed ordinary income                                 $    61,533
-------------------------------------------------------------------------
Temporary book/tax differences                                    (55,189)
-------------------------------------------------------------------------
Shares of beneficial interest                                  60,077,031
=========================================================================
Total net assets                                              $60,083,375
_________________________________________________________________________
=========================================================================


    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

NOTE 6--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of distributions and non-deductible expenses on December 31, 2004, undistributed net investment income was increased by $6,344, undistributed net realized gain (loss) was decreased by $1,426 and shares of beneficial interest decreased by $4,918. This reclassification had no effect on the net assets of the Fund.

                           AIM V.I. MONEY MARKET FUND

NOTE 7--SHARE INFORMATION


                                             CHANGES IN SHARES OUTSTANDING(a)
--------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------------
                                                                         2004                            2003
                                                              ---------------------------    -----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     30,161,445    $ 30,161,445     123,982,671    $ 123,982,671
--------------------------------------------------------------------------------------------------------------------------
  Series II                                                    13,875,916      13,875,916      81,320,924       81,320,924
==========================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                        436,232         436,232         610,648          610,648
--------------------------------------------------------------------------------------------------------------------------
  Series II                                                        24,822          24,822          14,976           14,976
==========================================================================================================================
Reacquired:
  Series I                                                    (54,095,891)    (54,095,891)   (166,624,182)    (166,624,182)
--------------------------------------------------------------------------------------------------------------------------
  Series II                                                   (10,207,043)    (10,207,043)    (86,784,203)     (86,784,203)
==========================================================================================================================
                                                              (19,804,519)   $(19,804,519)    (47,479,166)   $ (47,479,166)
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a) There are three entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 89% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor are parties to participation agreements with these entities whereby these entities sell units if interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and or AIM affiliates may make payments to these entities, which are considered to be related, for providing services to the Fund, AIM and or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping, account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

NOTE 8--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                      SERIES I
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                               2004          2003        2002        2001       2000
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  1.00       $  1.00    $   1.00    $   1.00    $  1.00
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.01          0.01        0.01        0.04       0.06
======================================================================================================================
Less distributions from net investment income                   (0.01)        (0.01)      (0.01)      (0.04)     (0.06)
======================================================================================================================
Net asset value, end of period                                $  1.00       $  1.00    $   1.00    $   1.00    $  1.00
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(a)                                                  0.69%         0.58%       1.19%       3.61%      5.83%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $54,008       $77,505    $119,536    $128,277    $73,864
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets                          0.75%(b)      0.66%       0.67%       0.64%      0.71%
======================================================================================================================
Ratio of net investment income to average net assets             0.67%(b)      0.59%       1.18%       3.36%      5.66%
______________________________________________________________________________________________________________________
======================================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(b)  Ratios are based on average daily net assets of $66,159,841.

                           AIM V.I. MONEY MARKET FUND


                                                                                   SERIES II
                                                              ----------------------------------------------------
                                                                                                 DECEMBER 16, 2001
                                                                                                 (DATE SALES
                                                                  YEAR ENDED DECEMBER 31,        COMMENCED) TO
                                                              -------------------------------    DECEMBER 31,
                                                               2004          2003       2002        2001
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  1.00       $  1.00    $ 1.00          $1.00
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.00         0.003      0.01           0.00
==================================================================================================================
Less distributions from net investment income                   (0.00)       (0.003)    (0.01)         (0.00)
==================================================================================================================
Net asset value, end of period                                $  1.00       $  1.00    $ 1.00          $1.00
__________________________________________________________________________________________________________________
==================================================================================================================
Total return(a)                                                  0.44%         0.33%     0.93%          0.05%
__________________________________________________________________________________________________________________
==================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $ 6,076       $ 2,382    $7,831          $ 997
==================================================================================================================
Ratio of expenses to average net assets                          1.00%(b)      0.91%     0.92%          0.89%(c)
==================================================================================================================
Ratio of net investment income to average net assets             0.42%(b)      0.34%     0.93%          3.11%(c)
__________________________________________________________________________________________________________________
==================================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(b)  Ratios are based on average daily net assets of $3,592,467.
(c)  Annualized.

NOTE 9--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

    On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

    Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

    Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.

                           AIM V.I. MONEY MARKET FUND

    The SEC has also settled market timing enforcement actions against Raymond
R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

    The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.


    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

    The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

    As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

Ongoing Regulatory Inquiries Concerning IFG and AIM

    IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

    AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.


Private Civil Actions Alleging Market Timing

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

                           AIM V.I. MONEY MARKET FUND

    All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.


Private Civil Actions Alleging Improper Use of Fair Value Pricing

    Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.


Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

    Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.


Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.


Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

    A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
*                                       *                                      *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

                           AIM V.I. MONEY MARKET FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds
Houston, Texas



We have audited the accompanying statement of assets and liabilities of AIM V.I. Premier Equity Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, including the schedule of investments as of December 31, 2004, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Premier Equity Fund as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended in conformity with accounting principles generally accepted in the United States of America.

                                                /s/  TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 4, 2005

                          AIM V.I. PREMIER EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2004


                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-93.74%

ADVERTISING-1.02%

Interpublic Group of Cos., Inc. (The)(a)          362,000   $    4,850,800
--------------------------------------------------------------------------
Omnicom Group Inc.                                148,300       12,504,656
==========================================================================
                                                                17,355,456
==========================================================================

AEROSPACE & DEFENSE-1.52%

Boeing Co. (The)                                   85,000        4,400,450
--------------------------------------------------------------------------
General Dynamics Corp.                             42,000        4,393,200
--------------------------------------------------------------------------
Honeywell International Inc.                      183,400        6,494,194
--------------------------------------------------------------------------
Northrop Grumman Corp.                            196,200       10,665,432
==========================================================================
                                                                25,953,276
==========================================================================

ALUMINUM-0.31%

Alcoa Inc.                                        170,300        5,350,826
==========================================================================

APPAREL RETAIL-0.94%

Gap, Inc. (The)                                   371,000        7,835,520
--------------------------------------------------------------------------
Limited Brands                                    360,000        8,287,200
==========================================================================
                                                                16,122,720
==========================================================================

APPLICATION SOFTWARE-0.71%

Amdocs Ltd. (United Kingdom)(a)                   295,000        7,743,750
--------------------------------------------------------------------------
Intuit Inc.(a)                                    100,000        4,401,000
==========================================================================
                                                                12,144,750
==========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.58%

Bank of New York Co., Inc. (The)                  296,100        9,895,662
==========================================================================

BIOTECHNOLOGY-0.51%

Genentech, Inc.(a)                                 80,000        4,355,200
--------------------------------------------------------------------------
Gilead Sciences, Inc.(a)                          125,000        4,373,750
==========================================================================
                                                                 8,728,950
==========================================================================

BREWERS-0.73%

Heineken N.V. (Netherlands)(b)                    377,481       12,532,798
==========================================================================

BUILDING PRODUCTS-1.39%

Masco Corp.                                       648,900       23,704,317
==========================================================================

COMMUNICATIONS EQUIPMENT-2.11%

Cisco Systems, Inc.(a)                            460,000        8,878,000
--------------------------------------------------------------------------
Motorola, Inc.                                    380,000        6,536,000
--------------------------------------------------------------------------
Nokia Oyj-ADR (Finland)                           535,500        8,391,285
--------------------------------------------------------------------------
QUALCOMM Inc.                                     219,000        9,285,600
--------------------------------------------------------------------------
Research In Motion Ltd. (Canada)(a)                35,000        2,884,700
==========================================================================
                                                                35,975,585
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------


COMPUTER & ELECTRONICS RETAIL-0.26%

Best Buy Co., Inc.                                 75,000   $    4,456,500
==========================================================================

COMPUTER HARDWARE-1.46%

Dell Inc.(a)                                      322,000       13,569,080
--------------------------------------------------------------------------
International Business Machines Corp.             115,900       11,425,422
==========================================================================
                                                                24,994,502
==========================================================================

COMPUTER STORAGE & PERIPHERALS-0.27%

Lexmark International, Inc.-Class A(a)             55,000        4,675,000
==========================================================================

CONSUMER ELECTRONICS-0.50%

Sony Corp.-ADR (Japan)(c)                         221,000        8,610,160
==========================================================================

CONSUMER FINANCE-1.02%

American Express Co.                               80,000        4,509,600
--------------------------------------------------------------------------
Capital One Financial Corp.                        36,000        3,031,560
--------------------------------------------------------------------------
MBNA Corp.                                        170,000        4,792,300
--------------------------------------------------------------------------
SLM Corp.                                          95,000        5,072,050
==========================================================================
                                                                17,405,510
==========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-1.33%

First Data Corp.                                  532,800       22,665,312
==========================================================================

DEPARTMENT STORES-1.16%

J.C. Penney Co., Inc.                             120,000        4,968,000
--------------------------------------------------------------------------
Kohl's Corp.(a)                                   303,100       14,903,427
==========================================================================
                                                                19,871,427
==========================================================================

DIVERSIFIED BANKS-1.23%

Bank of America Corp.                             273,100       12,832,969
--------------------------------------------------------------------------
Wachovia Corp.                                    155,500        8,179,300
==========================================================================
                                                                21,012,269
==========================================================================

DIVERSIFIED CHEMICALS-0.95%

Dow Chemical Co. (The)                            328,700       16,273,937
==========================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.29%

Cendant Corp.                                     945,300       22,101,114
==========================================================================

ELECTRIC UTILITIES-0.49%

FPL Group, Inc.                                   112,200        8,386,950
==========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-1.03%

Emerson Electric Co.                              119,100        8,348,910
--------------------------------------------------------------------------
Rockwell Automation, Inc.                         185,000        9,166,750
==========================================================================
                                                                17,515,660
==========================================================================

                          AIM V.I. PREMIER EQUITY FUND


                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

ENVIRONMENTAL SERVICES-1.78%

Waste Management, Inc.                          1,017,900   $   30,475,926
==========================================================================

FOOD RETAIL-1.86%

Kroger Co. (The)(a)                             1,437,600       25,215,504
--------------------------------------------------------------------------
Safeway Inc.(a)                                   336,000        6,632,640
==========================================================================
                                                                31,848,144
==========================================================================

FOOTWEAR-0.76%

NIKE, Inc.-Class B                                143,000       12,968,670
==========================================================================

GENERAL MERCHANDISE STORES-1.30%

Target Corp.                                      427,600       22,205,268
==========================================================================

HEALTH CARE DISTRIBUTORS-1.56%

Cardinal Health, Inc.                             305,800       17,782,270
--------------------------------------------------------------------------
McKesson Corp.                                    284,000        8,934,640
==========================================================================
                                                                26,716,910
==========================================================================

HEALTH CARE EQUIPMENT-1.44%

Baxter International Inc.                         225,000        7,771,500
--------------------------------------------------------------------------
Becton, Dickinson & Co.                           173,000        9,826,400
--------------------------------------------------------------------------
Waters Corp.(a)                                   148,000        6,924,920
==========================================================================
                                                                24,522,820
==========================================================================

HEALTH CARE FACILITIES-0.50%

HCA, Inc.                                         214,000        8,551,440
==========================================================================

HEALTH CARE SERVICES-0.45%

IMS Health Inc.                                    80,300        1,863,763
--------------------------------------------------------------------------
Quest Diagnostics Inc.                             60,000        5,733,000
==========================================================================
                                                                 7,596,763
==========================================================================

HEALTH CARE SUPPLIES-0.45%

Alcon, Inc. (Switzerland)                          95,000        7,657,000
==========================================================================

HOTELS, RESORTS & CRUISE LINES-0.32%

Starwood Hotels & Resorts Worldwide, Inc.          92,800        5,419,520
==========================================================================

HOUSEHOLD PRODUCTS-1.18%

Kimberly-Clark Corp.                              143,800        9,463,478
--------------------------------------------------------------------------
Procter & Gamble Co. (The)                        193,000       10,630,440
==========================================================================
                                                                20,093,918
==========================================================================

HOUSEWARES & SPECIALTIES-0.27%

Fortune Brands, Inc.                               60,000        4,630,800
==========================================================================

HYPERMARKETS & SUPER CENTERS-0.39%

Costco Wholesale Corp.                            136,000        6,583,760
==========================================================================

INDUSTRIAL CONGLOMERATES-4.71%

General Electric Co.                              680,000       24,820,000
--------------------------------------------------------------------------
Textron Inc.                                       60,000        4,428,000
--------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES-(CONTINUED)

Tyco International Ltd. (Bermuda)               1,432,400   $   51,193,976
==========================================================================
                                                                80,441,976
==========================================================================

INDUSTRIAL MACHINERY-2.01%

Danaher Corp.                                     166,000        9,530,060
--------------------------------------------------------------------------
Dover Corp.                                       267,700       11,227,338
--------------------------------------------------------------------------
Eaton Corp.                                        81,000        5,861,160
--------------------------------------------------------------------------
Illinois Tool Works Inc.                           83,400        7,729,512
==========================================================================
                                                                34,348,070
==========================================================================

INTEGRATED OIL & GAS-3.75%

Amerada Hess Corp.                                142,750       11,759,745
--------------------------------------------------------------------------
BP PLC-ADR (United Kingdom)                       345,800       20,194,720
--------------------------------------------------------------------------
ChevronTexaco Corp.                               156,000        8,191,560
--------------------------------------------------------------------------
Exxon Mobil Corp.                                 307,300       15,752,198
--------------------------------------------------------------------------
Murphy Oil Corp.                                  100,700        8,101,315
==========================================================================
                                                                63,999,538
==========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.49%

ALLTEL Corp.                                      142,200        8,355,672
==========================================================================

INTERNET RETAIL-0.93%

eBay Inc.(a)                                       66,000        7,674,480
--------------------------------------------------------------------------
IAC/InterActiveCorp(a)                            299,800        8,280,476
==========================================================================
                                                                15,954,956
==========================================================================

INTERNET SOFTWARE & SERVICES-0.61%

Yahoo! Inc.(a)                                    275,000       10,362,000
==========================================================================

INVESTMENT BANKING & BROKERAGE-2.33%

Goldman Sachs Group, Inc. (The)                    75,000        7,803,000
--------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                         150,400        8,989,408
--------------------------------------------------------------------------
Morgan Stanley                                    414,900       23,035,248
==========================================================================
                                                                39,827,656
==========================================================================

IT CONSULTING & OTHER SERVICES-1.20%

Accenture Ltd.-Class A (Bermuda)(a)               759,300       20,501,100
==========================================================================

LIFE & HEALTH INSURANCE-0.53%

Prudential Financial, Inc.                        165,700        9,106,872
==========================================================================

MANAGED HEALTH CARE-1.87%

Aetna Inc.                                         62,000        7,734,500
--------------------------------------------------------------------------
UnitedHealth Group Inc.                           125,000       11,003,750
--------------------------------------------------------------------------
WellPoint Inc.(a)                                 114,100       13,121,500
==========================================================================
                                                                31,859,750
==========================================================================

MOTORCYCLE MANUFACTURERS-0.39%

Harley-Davidson, Inc.                             110,000        6,682,500
==========================================================================

                          AIM V.I. PREMIER EQUITY FUND


                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

MOVIES & ENTERTAINMENT-0.72%

Walt Disney Co. (The)                             440,000   $   12,232,000
==========================================================================

MULTI-LINE INSURANCE-0.40%

Hartford Financial Services Group, Inc. (The)      98,000        6,792,380
==========================================================================

MULTI-UTILITIES & UNREGULATED POWER-0.46%

Dominion Resources, Inc.                          115,500        7,823,970
==========================================================================

OFFICE ELECTRONICS-1.29%

Xerox Corp.(a)                                  1,299,500       22,104,495
==========================================================================

OIL & GAS DRILLING-1.66%

GlobalSanteFe Corp. (Cayman Islands)              285,000        9,436,350
--------------------------------------------------------------------------
Nabors Industries, Ltd. (Bermuda)(a)              163,200        8,370,528
--------------------------------------------------------------------------
Transocean Inc. (Cayman Islands)(a)               248,000       10,512,720
==========================================================================
                                                                28,319,598
==========================================================================

OIL & GAS EQUIPMENT & SERVICES-2.82%

Baker Hughes Inc.                                 268,000       11,435,560
--------------------------------------------------------------------------
BJ Services Co.                                   175,000        8,144,500
--------------------------------------------------------------------------
Halliburton Co.                                   299,100       11,736,684
--------------------------------------------------------------------------
Schlumberger Ltd. (Netherlands)                   136,300        9,125,285
--------------------------------------------------------------------------
Smith International, Inc.(a)                      140,500        7,644,605
==========================================================================
                                                                48,086,634
==========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-2.14%

Citigroup Inc.                                    492,800       23,743,104
--------------------------------------------------------------------------
JPMorgan Chase & Co.                              327,500       12,775,775
==========================================================================
                                                                36,518,879
==========================================================================

PACKAGED FOODS & MEATS-3.81%

Campbell Soup Co.                                 399,000       11,926,110
--------------------------------------------------------------------------
General Mills, Inc.                               526,800       26,187,228
--------------------------------------------------------------------------
Kraft Foods Inc.-Class A                          525,000       18,695,250
--------------------------------------------------------------------------
Sara Lee Corp.                                    342,500        8,267,950
==========================================================================
                                                                65,076,538
==========================================================================

PAPER PRODUCTS-0.67%

Georgia-Pacific Corp.                             302,300       11,330,204
--------------------------------------------------------------------------
Neenah Paper, Inc.(a)                               4,357          142,038
==========================================================================
                                                                11,472,242
==========================================================================

PERSONAL PRODUCTS-1.07%

Estee Lauder Cos. Inc. (The)-Class A              140,000        6,407,800
--------------------------------------------------------------------------
Gillette Co. (The)                                266,000       11,911,480
==========================================================================
                                                                18,319,280
==========================================================================

PHARMACEUTICALS-8.91%

Bristol-Myers Squibb Co.                          458,200   $   11,739,084
--------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

PHARMACEUTICALS - (CONTINUED)

Forest Laboratories, Inc.(a)                      370,000       16,598,200
--------------------------------------------------------------------------
GlaxoSmithKline PLC-ADR (United Kingdom)          400,700       18,989,173
--------------------------------------------------------------------------
Johnson & Johnson                                 361,900       22,951,698
--------------------------------------------------------------------------
Merck & Co. Inc.                                  657,400       21,128,836
--------------------------------------------------------------------------
Pfizer Inc.                                       367,700        9,887,453
--------------------------------------------------------------------------
Sanofi-Aventis (France)(b)                        214,000       17,074,989
--------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                        430,600       12,857,716
--------------------------------------------------------------------------
Wyeth                                             491,900       20,950,021
==========================================================================
                                                               152,177,170
==========================================================================

PROPERTY & CASUALTY INSURANCE-2.64%

ACE Ltd. (Cayman Islands)                         534,200       22,837,050
--------------------------------------------------------------------------
Allstate Corp. (The)                              100,000        5,172,000
--------------------------------------------------------------------------
Chubb Corp. (The)                                 111,000        8,535,900
--------------------------------------------------------------------------
St. Paul Travelers Cos., Inc. (The)               232,100        8,603,947
==========================================================================
                                                                45,148,897
==========================================================================

PUBLISHING-1.69%

Gannett Co., Inc.                                 126,100       10,302,370
--------------------------------------------------------------------------
New York Times Co. (The)-Class A(c)               198,000        8,078,400
--------------------------------------------------------------------------
Tribune Co.                                       249,400       10,509,716
==========================================================================
                                                                28,890,486
==========================================================================

RAILROADS-1.10%

Norfolk Southern Corp.                            238,800        8,642,172
--------------------------------------------------------------------------
Union Pacific Corp.                               150,800       10,141,300
==========================================================================
                                                                18,783,472
==========================================================================

REGIONAL BANKS-0.92%

BB&T Corp.                                        198,800        8,359,540
--------------------------------------------------------------------------
SunTrust Banks, Inc.                               98,400        7,269,792
==========================================================================
                                                                15,629,332
==========================================================================

RESTAURANTS-1.24%

McDonald's Corp.                                  310,000        9,938,600
--------------------------------------------------------------------------
Yum! Brands, Inc.                                 237,000       11,181,660
==========================================================================
                                                                21,120,260
==========================================================================

SEMICONDUCTOR EQUIPMENT-0.44%

Applied Materials, Inc.(a)                        440,000        7,524,000
==========================================================================

SEMICONDUCTORS-2.52%

Analog Devices, Inc.                              433,600       16,008,512
--------------------------------------------------------------------------
Intel Corp.                                       456,700       10,682,213
--------------------------------------------------------------------------
National Semiconductor Corp.                      491,400        8,820,630
--------------------------------------------------------------------------
Xilinx, Inc.                                      256,400        7,602,260
==========================================================================
                                                                43,113,615
==========================================================================

                          AIM V.I. PREMIER EQUITY FUND


                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

SOFT DRINKS-0.87%

Coca-Cola Co. (The)                               200,000   $    8,326,000
--------------------------------------------------------------------------
PepsiCo, Inc.                                     125,000        6,525,000
==========================================================================
                                                                14,851,000
==========================================================================

SPECIALTY STORES-0.31%

Staples, Inc.                                     159,000        5,359,890
==========================================================================

SYSTEMS SOFTWARE-4.62%

Adobe Systems Inc.                                 85,000        5,332,900
--------------------------------------------------------------------------
Computer Associates International, Inc.           908,200       28,208,692
--------------------------------------------------------------------------
Microsoft Corp.                                   921,100       24,602,581
--------------------------------------------------------------------------
Oracle Corp.(a)                                   610,000        8,369,200
--------------------------------------------------------------------------
Symantec Corp.(a)                                 484,000       12,467,840
==========================================================================
                                                                78,981,213
==========================================================================

THRIFTS & MORTGAGE FINANCE-1.55%

Countrywide Financial Corp.                        90,000        3,330,900
--------------------------------------------------------------------------
Fannie Mae                                        203,300       14,476,993
--------------------------------------------------------------------------
Washington Mutual, Inc.                           203,400        8,599,752
==========================================================================
                                                                26,407,645
==========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $1,382,543,499)                        1,601,176,706
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------


MONEY MARKET FUNDS-6.78%

Liquid Assets Portfolio-Institutional
  Class(d)                                     57,924,372   $   57,924,372
--------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(d)    57,924,371       57,924,371
==========================================================================
    Total Money Market Funds (Cost
      $115,848,743)                                            115,848,743
==========================================================================
TOTAL INVESTMENTS-100.52% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost
  $1,498,392,242)                                            1,717,025,449
==========================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED
MONEY MARKET FUNDS-0.30%

STIC Prime Portfolio-Institutional
  Class(d)(e)                                   5,027,000        5,027,000
==========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $5,027,000)                                          5,027,000
==========================================================================
TOTAL INVESTMENTS-100.82% (Cost
  $1,503,419,242)                                            1,722,052,449
==========================================================================
OTHER ASSETS LESS LIABILITIES-(0.82%)                          (14,011,687)
==========================================================================
NET ASSETS-100.00%                                          $1,708,040,762
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate market value of these securities at December 31, 2004 was $29,607,787, which represented 1.72% of the Fund's Total Investments. See
    Note 1A.
(c) All or a portion of this security has been pledged as collateral for securities lending transactions at December 31, 2004.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(e) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying notes which are an integral part of the financial statements.
                          AIM V.I. PREMIER EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS:

Investments, at market value (cost
  $1,382,543,499)*                             $1,601,176,706
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $120,875,743)                             120,875,743
=============================================================
    Total investments (cost $1,503,419,242)     1,722,052,449
=============================================================
Foreign currencies, at market value (cost
  $345)                                                   365
-------------------------------------------------------------
Receivables for:
  Investments sold                                  5,997,325
-------------------------------------------------------------
  Fund shares sold                                    694,814
-------------------------------------------------------------
  Dividends                                         2,812,551
-------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                110,864
-------------------------------------------------------------
Other assets                                              191
=============================================================
    Total assets                                1,731,668,559
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                            14,843,198
-------------------------------------------------------------
  Fund shares reacquired                            1,087,560
-------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                  188,611
-------------------------------------------------------------
  Collateral upon return of securities loaned       5,027,000
-------------------------------------------------------------
Accrued administrative services fees                2,319,442
-------------------------------------------------------------
Accrued distribution fees -- Series II                 15,875
-------------------------------------------------------------
Accrued transfer agent fees                            10,611
-------------------------------------------------------------
Accrued operating expenses                            135,500
=============================================================
    Total liabilities                              23,627,797
=============================================================
Net assets applicable to shares outstanding    $1,708,040,762
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $2,229,184,145
-------------------------------------------------------------
Undistributed net investment income                12,769,243
-------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign currencies
  and futures contracts                          (752,545,855)
-------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies               218,633,229
=============================================================
                                               $1,708,040,762
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                       $1,681,292,019
_____________________________________________________________
=============================================================
Series II                                      $   26,748,743
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Series I                                           78,917,706
_____________________________________________________________
=============================================================
Series II                                           1,262,857
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                    $        21.30
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                    $        21.18
_____________________________________________________________
=============================================================

* At December 31, 2004, securities with an aggregate market value of $4,889,224 were on loan to brokers.

STATEMENT OF OPERATIONS

For the year ended December 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $175,136)                                      $ 26,974,894
-------------------------------------------------------------
Dividends from affiliated money market funds
  (including securities lending income of
  $83,306**)                                        1,224,043
-------------------------------------------------------------
Interest                                               21,434
=============================================================
    Total investment income                        28,220,371
=============================================================

EXPENSES:

Advisory fees                                      10,204,135
-------------------------------------------------------------
Administrative services fees                        4,223,899
-------------------------------------------------------------
Custodian fees                                        188,754
-------------------------------------------------------------
Distribution fees -- Series II                         59,999
-------------------------------------------------------------
Transfer agent fees                                    66,757
-------------------------------------------------------------
Trustees' fees and retirement benefits                 54,171
-------------------------------------------------------------
Other                                                 469,382
=============================================================
    Total expenses                                 15,267,097
=============================================================
Less: Fees waived, expenses reimbursed and
    expense offset arrangement                        (85,795)
=============================================================
    Net expenses                                   15,181,302
=============================================================
Net investment income                              13,039,069
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES AND
  FUTURES CONTRACTS:

Net realized gain (loss) from:
  Investment securities                            87,319,368
-------------------------------------------------------------
  Foreign currencies                                 (115,053)
-------------------------------------------------------------
  Futures contracts                                 2,739,868
=============================================================
                                                   89,944,183
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                            (9,043,912)
-------------------------------------------------------------
  Foreign currencies                                   (3,295)
-------------------------------------------------------------
  Futures contracts                                (2,074,881)
=============================================================
                                                  (11,122,088)
=============================================================
Net gain from investment securities, foreign
  currencies and futures contracts                 78,822,095
=============================================================
Net increase in net assets resulting from
  operations                                     $ 91,861,164
_____________________________________________________________
=============================================================

** Dividends from affiliated money market funds are net of income rebate paid to securities lending counterparties.

See accompanying notes which are an integral part of the financial statements.
                          AIM V.I. PREMIER EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2004 and 2003

                                                                   2004              2003
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $   13,039,069    $    7,662,550
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, foreign currency contracts, future
    contracts and option contracts                                89,944,183      (102,417,712)
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies, foreign
    currency contracts and futures contracts                     (11,122,088)      456,837,228
==============================================================================================
    Net increase in net assets resulting from operations          91,861,164       362,082,066
==============================================================================================
Distributions to shareholders from net investment income:
  Series I                                                        (7,604,614)       (4,839,593)
----------------------------------------------------------------------------------------------
  Series II                                                          (82,296)          (46,580)
==============================================================================================
    Decrease in net assets resulting from distributions           (7,686,910)       (4,886,173)
==============================================================================================
Share transactions-net:
  Series I                                                      (150,562,508)     (124,161,266)
----------------------------------------------------------------------------------------------
  Series II                                                        3,053,911         7,981,573
==============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (147,508,597)     (116,179,693)
==============================================================================================
    Net increase (decrease) in net assets                        (63,334,343)      241,016,200
==============================================================================================

NET ASSETS:

  Beginning of year                                            1,771,375,105     1,530,358,905
==============================================================================================
  End of year (including undistributed net investment income
    of $12,769,243 and $7,532,137, respectively)              $1,708,040,762    $1,771,375,105
______________________________________________________________________________________________
==============================================================================================

See accompanying notes which are an integral part of the financial statements.
                          AIM V.I. PREMIER EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Premier Equity Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's primary investment objective is to achieve long-term growth of capital. Income is a secondary objective. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

                          AIM V.I. PREMIER EQUITY FUND

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

I. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

                          AIM V.I. PREMIER EQUITY FUND

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.65% of the first $250 million of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets in excess of $250 million. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.30% of average daily net assets, through April 30, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $20,025.

    For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $65,767 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. Pursuant to such agreement for the year ended December 31, 2004, AIM was paid $4,223,899, of which AIM retained $378,381 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AISI $66,757.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has contractually agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total annual fund operating expenses (excluding items (ii) through (vii) discussed above) of Series II shares to 1.45% of average daily net assets, through April 30, 2006. AIM Distributors did not reimburse fees during the period under this expense limitation. Pursuant to the Plan, for the year ended December 31, 2004, the Series II shares paid $59,999.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

                          AIM V.I. PREMIER EQUITY FUND

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2004.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE      DIVIDEND       REALIZED
FUND               12/31/03          AT COST          FROM SALES       (DEPRECIATION)      12/31/04         INCOME      GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $33,851,833     $  300,282,812    $  (276,210,273)    $         --     $ 57,924,372     $  573,442    $         --
------------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            33,851,833        300,282,812       (276,210,274)              --       57,924,371        567,295              --
====================================================================================================================================
  Subtotal        $67,703,666     $  600,565,624    $  (552,420,547)    $         --     $115,848,743     $1,140,737    $         --
====================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE      DIVIDEND       REALIZED
FUND               12/31/03          AT COST          FROM SALES       (DEPRECIATION)      12/31/04        INCOME*      GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class          $ 43,116,875     $  363,468,475    $  (406,585,350)    $         --     $         --     $   54,676    $         --
------------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class                    --        124,822,863       (119,795,863)              --        5,027,000         28,630              --
====================================================================================================================================
  Subtotal       $ 43,116,875     $  488,291,338    $  (526,381,213)    $         --     $  5,027,000     $   83,306    $         --
====================================================================================================================================
  Total          $110,820,541     $1,088,856,962    $(1,078,801,760)    $         --     $120,875,743     $1,224,043    $         --
____________________________________________________________________________________________________________________________________
====================================================================================================================================

* Dividend income is net of income rebate paid to securities lending counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2004, the Fund engaged in purchases and sales of securities of $44,797,933 and $28,498,586, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2004, the Fund received credits in transfer agency fees of $3 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $3.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2004, the Fund paid legal fees of $6,499 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

                          AIM V.I. PREMIER EQUITY FUND

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At December 31, 2004, securities with an aggregate value of $4,889,224 were on loan to brokers. The loans were secured by cash collateral of $5,027,000 received by the Fund and subsequently invested in affiliated money market funds. For the year ended December 31, 2004, the Fund received dividends on cash collateral net of income rebate paid to counterparties of $83,306 for securities lending transactions.

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2004 and 2003 was as follows:

                                                                 2004          2003
--------------------------------------------------------------------------------------
Distributions paid from ordinary income                       $7,686,910    $4,886,173
______________________________________________________________________________________
======================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                                   2004
----------------------------------------------------------------------------
Undistributed ordinary income                                 $   12,928,562
----------------------------------------------------------------------------
Unrealized appreciation -- investments                           207,875,181
----------------------------------------------------------------------------
Temporary book/tax differences                                      (160,880)
----------------------------------------------------------------------------
Capital loss carryforward                                       (741,353,006)
----------------------------------------------------------------------------
Post-October capital loss deferral                                  (433,240)
----------------------------------------------------------------------------
Shares of beneficial interest                                  2,229,184,145
============================================================================
Total net assets                                              $1,708,040,762
____________________________________________________________________________
============================================================================

                          AIM V.I. PREMIER EQUITY FUND

    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $22.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses and the deferral of post-October currency losses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund utilized $78,199,764 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2004 which expires as follows:

                                                              CAPITAL LOSS
EXPIRATION                                                    CARRYFORWARD*
---------------------------------------------------------------------------
December 31, 2009                                             $171,937,212
---------------------------------------------------------------------------
December 31, 2010                                              412,231,328
---------------------------------------------------------------------------
December 31, 2011                                              157,184,466
===========================================================================
Total capital loss carryforward                               $741,353,006
___________________________________________________________________________
===========================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $1,481,236,803 and $1,656,499,488, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $235,224,800
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (27,349,641)
==============================================================================
Net unrealized appreciation of investment securities             $207,875,159
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $1,514,177,290.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions and return of capital distributions, on December 31, 2004, undistributed net investment income (loss) was decreased by $115,053 and undistributed net realized gain (loss) was increased by $115,053. This reclassification had no effect on the net assets of the Fund.

                          AIM V.I. PREMIER EQUITY FUND

NOTE 12--SHARE INFORMATION

                                             CHANGES IN SHARES OUTSTANDING(a)
--------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------------
                                                                          2004                            2003
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     11,417,183    $ 230,676,416      8,856,249    $ 156,752,191
--------------------------------------------------------------------------------------------------------------------------
  Series II                                                       399,900        8,036,658        760,541       13,412,567
==========================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                        316,128        6,667,145        210,955        4,128,344
--------------------------------------------------------------------------------------------------------------------------
  Series II                                                         3,924           82,294          2,392           46,580
==========================================================================================================================
Reacquired:
  Series I                                                    (19,262,043)    (387,906,069)   (16,320,429)    (285,041,801)
--------------------------------------------------------------------------------------------------------------------------
  Series II                                                      (254,102)      (5,065,041)      (319,790)      (5,477,574)
==========================================================================================================================
                                                                7,379,010    $(147,508,597)    (6,810,082)   $(116,179,693)
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a) There are five entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate the own 47% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                          SERIES I
                                                           ----------------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                           ----------------------------------------------------------------------
                                                              2004              2003          2002          2001          2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $    20.23        $    16.22    $    23.35    $    27.30    $    33.50
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.17(a)           0.09(b)       0.05(b)       0.06(b)       0.04(b)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  1.00              3.98         (7.11)        (3.50)        (4.94)
=================================================================================================================================
    Total from investment operations                             1.17              4.07         (7.06)        (3.44)        (4.90)
=================================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.10)            (0.06)        (0.07)        (0.03)        (0.04)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            --                --            --         (0.48)        (1.26)
=================================================================================================================================
    Total distributions                                         (0.10)            (0.06)        (0.07)        (0.51)        (1.30)
=================================================================================================================================
Net asset value, end of period                             $    21.30        $    20.23    $    16.22    $    23.35    $    27.30
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                                  5.77%            25.08%       (30.26)%      (12.53)%      (14.68)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                   $1,681,292        $1,748,961    $1,519,525    $2,558,120    $2,746,161
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                          0.90%(d)(e)       0.85%         0.85%         0.85%         0.84%
=================================================================================================================================
Ratio of net investment income to average net assets             0.78%(a)(d)       0.48%         0.24%         0.24%         0.12%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                            92%               50%           46%           40%           62%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Net investment income per share and the ratio of Net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income per share and the ratio of Net investment to average net assets excluding the special dividend are $0.14 and 0.62%, respectively.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(d)  Ratios are based on average daily net assets of $1,655,856,363.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 0.91%.

                          AIM V.I. PREMIER EQUITY FUND

                                                                                          SERIES II
                                                              -----------------------------------------------------------------
                                                                                                             SEPTEMBER 19, 2001
                                                                                                                (DATE SALES
                                                                      YEAR ENDED DECEMBER 31,                  COMMENCED) TO
                                                              ---------------------------------------           DECEMBER 31,
                                                               2004            2003            2002                 2001
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 20.14         $ 16.17         $ 23.34              $21.00
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   0.09(a)         0.04(b)        (0.00)(b)           (0.00)(b)
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  1.02            3.97           (7.10)               2.85
===============================================================================================================================
    Total from investment operations                             1.11            4.01           (7.10)               2.85
===============================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.07)          (0.04)          (0.07)              (0.03)
-------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            --              --              --               (0.48)
===============================================================================================================================
    Total distributions                                         (0.07)          (0.04)          (0.07)              (0.51)
===============================================================================================================================
Net asset value, end of period                                $ 21.18         $ 20.14         $ 16.17              $23.34
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(c)                                                  5.49%          24.83%         (30.44)%             13.66%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $26,749         $22,414         $10,834              $  687
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets                          1.15%(d)(e)     1.10%           1.10%               1.10%(f)
===============================================================================================================================
Ratio of net investment income (loss) to average net assets      0.53%(a)(d)     0.23%          (0.01)%             (0.01)%(f)
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate(g)                                         92%             50%             46%                 40%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a) Net investment income per share and the ratio of Net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income per share and the ratio of Net investment to average net assets excluding the special dividend are $0.06 and 0.37%, respectively.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(d)  Ratios are based on average daily net assets of $23,999,432.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.16%.
(f)  Annualized.
(g)  Not annualized for periods less than one year.

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

    On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

    Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by

                          AIM V.I. PREMIER EQUITY FUND
the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

    Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.

    The SEC has also settled market timing enforcement actions against Raymond
R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

    The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.


    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

    The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

    As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

Ongoing Regulatory Inquiries Concerning IFG and AIM

    IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

    AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities

                          AIM V.I. PREMIER EQUITY FUND
of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.


Private Civil Actions Alleging Market Timing

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

    All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.


Private Civil Actions Alleging Improper Use of Fair Value Pricing

    Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.


Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

    Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.


Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

                          AIM V.I. PREMIER EQUITY FUND

Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

    A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
*                                       *                                      *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

                          AIM V.I. PREMIER EQUITY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of AIM V.I. Real Estate Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Real Estate Fund, formerly known as INVESCO VIF - Real Estate Opportunity Fund, (one of the funds constituting AIM Variable Insurance Funds, formerly known as INVESCO Variable Investment Funds, Inc., hereafter referred to as the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

February 11, 2005
Houston, Texas

                           AIM V.I. REAL ESTATE FUND

SCHEDULE OF INVESTMENTS

December 31, 2004

                                                             MARKET
                                                SHARES        VALUE
----------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS, COMMON STOCKS
  & OTHER EQUITY INTERESTS-91.92%

APARTMENTS-14.24%

American Campus Communities, Inc.                 16,200   $   364,338
----------------------------------------------------------------------
Archstone-Smith Trust                             56,000     2,144,800
----------------------------------------------------------------------
AvalonBay Communities, Inc.                       17,800     1,340,340
----------------------------------------------------------------------
BRE Properties, Inc.-Class A                      22,900       923,099
----------------------------------------------------------------------
Canadian Apartment Properties Real Estate
  Investment Trust (Canada)                       28,100       352,580
----------------------------------------------------------------------
Equity Residential                                51,100     1,848,798
----------------------------------------------------------------------
Essex Property Trust, Inc.                        26,900     2,254,220
----------------------------------------------------------------------
GMH Communities Trust                              9,400       132,540
----------------------------------------------------------------------
United Dominion Realty Trust, Inc.                78,500     1,946,800
======================================================================
                                                            11,307,515
======================================================================

DIVERSIFIED-8.16%

British Land Co. PLC (United Kingdom)(a)          11,800       202,464
----------------------------------------------------------------------
Capital & Regional PLC (United Kingdom)(a)        13,600       181,028
----------------------------------------------------------------------
Cousins Properties Inc.-Series B, 7.50%
  Pfd.(b)                                         11,600       292,900
----------------------------------------------------------------------
Gecina S.A. (France)(a)                              800        79,237
----------------------------------------------------------------------
Hammerson PLC (United Kingdom)                    12,900       214,931
----------------------------------------------------------------------
Hang Lung Properties Ltd. (Hong Kong)(a)         135,000       208,667
----------------------------------------------------------------------
Hongkong Land Holdings Ltd. (Bermuda)(a)          68,000       179,808
----------------------------------------------------------------------
Klepierre (France)(a)                              3,200       282,657
----------------------------------------------------------------------
Land Securities Group PLC (United Kingdom)(a)     10,700       286,770
----------------------------------------------------------------------
Mitsubishi Estate Co., Ltd. (Japan)(a)            13,000       152,787
----------------------------------------------------------------------
Mitsui Fudosan Co., Ltd. (Japan)(a)               17,000       207,120
----------------------------------------------------------------------
Sino Land Co. Ltd. (Hong Kong)(a)                 60,594        59,658
----------------------------------------------------------------------
Stockland (Australia)(a)                          41,400       194,207
----------------------------------------------------------------------
Sun Hung Kai Properties Ltd. (Hong Kong)(a)       18,000       180,148
----------------------------------------------------------------------
Unibail (France)(a)                                1,300       204,381
----------------------------------------------------------------------
Vornado Realty Trust                              46,600     3,547,658
======================================================================
                                                             6,474,421
======================================================================

HEALTHCARE-0.81%

Health Care REIT, Inc.                             1,200        45,780
----------------------------------------------------------------------
Ventas, Inc.                                      21,800       597,538
======================================================================
                                                               643,318
======================================================================

INDUSTRIAL PROPERTIES-10.39%

Brixton PLC (United Kingdom)                      38,200       257,040
----------------------------------------------------------------------
Catellus Development Corp.                        20,447       625,678
----------------------------------------------------------------------
CenterPoint Properties Trust                      59,100     2,830,299
----------------------------------------------------------------------

                                                             MARKET
                                                SHARES        VALUE
----------------------------------------------------------------------
INDUSTRIAL PROPERTIES-(CONTINUED)

ProLogis                                         104,714   $ 4,537,258
======================================================================
                                                             8,250,275
======================================================================

INDUSTRIAL/OFFICE MIXED-0.66%

Duke Realty Corp.                                 15,400       525,756
======================================================================

LODGING-RESORTS-9.99%

Equity Inns Inc.                                  28,900       339,286
----------------------------------------------------------------------
Fairmont Hotels & Resorts Inc. (Canada)           26,800       928,352
----------------------------------------------------------------------
Hilton Hotels Corp.                               95,800     2,178,492
----------------------------------------------------------------------
Host Marriott Corp.                              116,800     2,020,640
----------------------------------------------------------------------
LaSalle Hotel Properties                          19,500       620,685
----------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.         31,600     1,845,440
======================================================================
                                                             7,932,895
======================================================================

OFFICE PROPERTIES-15.15%

Alexandria Real Estate Equities, Inc.             16,000     1,190,720
----------------------------------------------------------------------
Alexandria Real Estate Equities, Inc.-Series
  C, 8.38% Pfd.                                    1,800        47,646
----------------------------------------------------------------------
Arden Realty, Inc.                                16,300       614,836
----------------------------------------------------------------------
Boston Properties, Inc.                           52,200     3,375,774
----------------------------------------------------------------------
Brandywine Realty Trust                           22,000       646,580
----------------------------------------------------------------------
Brookfield Properties Corp. (Canada)              15,000       561,000
----------------------------------------------------------------------
CarrAmerica Realty Corp.                          14,800       488,400
----------------------------------------------------------------------
Derwent Valley Holdings PLC (United
  Kingdom)(a)                                      9,500       204,680
----------------------------------------------------------------------
Kilroy Realty Corp.                               17,400       743,850
----------------------------------------------------------------------
Mack-Cali Realty Corp.                            31,700     1,459,151
----------------------------------------------------------------------
SL Green Realty Corp.                             42,400     2,567,320
----------------------------------------------------------------------
Sophia (France)(a)                                 2,100       125,861
======================================================================
                                                            12,025,818
======================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-1.93%

St. Joe Co. (The)                                 17,400     1,117,080
----------------------------------------------------------------------
Trammell Crow Co.(c)                              22,900       414,719
======================================================================
                                                             1,531,799
======================================================================

REGIONAL MALLS-19.40%

Borealis Retail Real Estate Investment Trust
  (Canada)                                         7,400        82,383
----------------------------------------------------------------------
CapitaMall Trust (Singapore)                      73,300        79,044
----------------------------------------------------------------------
CBL & Associates Properties, Inc.-Series D,
  7.38% Pfd.(b)                                    7,800       197,437
----------------------------------------------------------------------
CFS Gandel Retail Trust (Australia)(a)           284,800       357,091
----------------------------------------------------------------------
General Growth Properties, Inc.                  138,900     5,022,624
----------------------------------------------------------------------
Liberty International PLC (United Kingdom)(a)     20,100       373,441
----------------------------------------------------------------------

                           AIM V.I. REAL ESTATE FUND

                                                             MARKET
                                                SHARES        VALUE
----------------------------------------------------------------------
REGIONAL MALLS-(CONTINUED)

Macerich Co. (The)                                41,400   $ 2,599,920
----------------------------------------------------------------------
Mills Corp. (The)                                 22,200     1,415,472
----------------------------------------------------------------------
Simon Property Group, Inc.                        73,400     4,746,778
----------------------------------------------------------------------
Taubman Centers, Inc.-Series G, 8.00% Pfd.         4,100       106,395
----------------------------------------------------------------------
Westfield Group (Australia)(c)                    32,800       421,638
======================================================================
                                                            15,402,223
======================================================================

SELF STORAGE FACILITIES-1.64%

Extra Space Storage Inc.                          15,500       206,615
----------------------------------------------------------------------
Public Storage, Inc.                              10,900       607,675
----------------------------------------------------------------------
Shurgard Storage Centers, Inc.-Class A            11,100       488,511
======================================================================
                                                             1,302,801
======================================================================

SHOPPING CENTERS-6.35%

Developers Diversified Realty Corp.               46,800     2,076,516
----------------------------------------------------------------------
Federal Realty Investment Trust                    9,800       506,170
----------------------------------------------------------------------
Inland Real Estate Corp.                           5,300        84,535
----------------------------------------------------------------------
Pan Pacific Retail Properties, Inc.               11,500       721,050
----------------------------------------------------------------------
Regency Centers Corp.                             18,800     1,041,520
----------------------------------------------------------------------

                                                             MARKET
                                                SHARES        VALUE
----------------------------------------------------------------------
SHOPPING CENTERS-(CONTINUED)

Urstadt Biddle Properties-Class A                 36,000   $   613,800
======================================================================
                                                             5,043,591
======================================================================

SPECIALTY PROPERTIES-3.20%

American Financial Realty Trust                   45,400       734,572
----------------------------------------------------------------------
Entertainment Properties Trust                    11,600       516,780
----------------------------------------------------------------------
Plum Creek Timber Co., Inc.                       27,200     1,045,568
----------------------------------------------------------------------
Spirit Finance Corp.(c)                           19,500       246,675
======================================================================
                                                             2,543,595
======================================================================
    Total Real Estate Investment Trusts,
      Common Stocks & Other Equity Interests
      (Cost $56,249,885)                                    72,984,007
======================================================================

MONEY MARKET FUNDS-8.46%

Premier Portfolio (Cost $6,720,218)(d)(e)      6,720,218     6,720,218
======================================================================
TOTAL INVESTMENTS-100.38% (Cost $62,970,103)                79,704,225
======================================================================
OTHER ASSETS LESS LIABILITIES-(0.38%)                         (299,542)
======================================================================
NET ASSETS-100.00%                                         $79,404,683
______________________________________________________________________
======================================================================

Investment Abbreviations:

Pfd.  - Preferred
REIT  - Real Estate Investment Trust

Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate market value of these securities at December 31, 2004 was $3,480,005, which represented 4.37% of the Fund's Total Investments. See
    Note 1A.
(b) Security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate market value of these securities at December 31, 2004 was $490,337, which represented 0.62% of the Fund's Total Investments. See Note 1A.
(c) Non-income producing security.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(e) Effective October 15, 2004, INVESCO Treasurer's Money Market Reserve Fund was renamed Premier Portfolio. Effective February 25, 2005, shares of Premier Portfolio owned by the Fund will be designated as Investor Class shares.

See accompanying notes which are an integral part of the financial statements.
                           AIM V.I. REAL ESTATE FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS:

Investments, at market value (cost $56,249,885)  $72,984,007
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $6,720,218)                                6,720,218
============================================================
    Total investments (cost $62,970,103)          79,704,225
============================================================
Foreign currencies, at market value (cost
  $68,741)                                            67,535
------------------------------------------------------------
Receivables for:
  Investments sold                                   212,509
------------------------------------------------------------
  Fund shares sold                                    19,882
------------------------------------------------------------
  Dividends                                          287,604
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                 4,935
============================================================
    Total assets                                  80,296,690
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                              538,250
------------------------------------------------------------
  Fund shares reacquired                             247,419
------------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                              5,265
------------------------------------------------------------
Accrued administrative services fees                  59,097
------------------------------------------------------------
Accrued distribution fees -- Series II                     5
------------------------------------------------------------
Accrued transfer agent fees                            1,826
------------------------------------------------------------
Accrued operating expenses                            40,145
============================================================
    Total liabilities                                892,007
============================================================
Net assets applicable to shares outstanding      $79,404,683
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                    $59,200,102
------------------------------------------------------------
Undistributed net investment income                  902,500
------------------------------------------------------------
Undistributed net realized gain from investment
  securities and foreign currencies                2,567,654
------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies               16,734,427
============================================================
                                                 $79,404,683
____________________________________________________________
============================================================

NET ASSETS:

Series I                                         $79,390,663
____________________________________________________________
============================================================
Series II                                        $    14,020
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                           4,149,600
____________________________________________________________
============================================================
Series II                                              733.4
____________________________________________________________
============================================================
Series I:
  Net asset value per share                      $     19.13
____________________________________________________________
============================================================
Series II:
  Net asset value per share                      $     19.12
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $10,975)                                       $ 1,455,760
------------------------------------------------------------
Dividends from affiliated money market funds          42,723
============================================================
    Total investment income                        1,498,483
============================================================

EXPENSES:

Advisory fees                                        413,031
------------------------------------------------------------
Administrative services fees                         130,388
------------------------------------------------------------
Custodian fees                                        24,164
------------------------------------------------------------
Distribution fees -- Series II                            20
------------------------------------------------------------
Transfer agent fees                                    8,945
------------------------------------------------------------
Trustees' fees and retirement benefits                10,198
------------------------------------------------------------
Professional fees                                     38,100
------------------------------------------------------------
Other                                                 27,693
============================================================
    Total expenses                                   652,539
============================================================
Less: Fees waived and expense offset
  arrangement                                        (50,290)
============================================================
    Net expenses                                     602,249
============================================================
Net investment income                                896,234
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                            2,630,910
------------------------------------------------------------
  Foreign currencies                                 (13,264)
============================================================
                                                   2,617,646
============================================================
Change in net unrealized appreciation of:
  Investment securities                           12,603,296
------------------------------------------------------------
  Foreign currencies                                     272
============================================================
                                                  12,603,568
============================================================
Net gain from investment securities and foreign
  currencies                                      15,221,214
============================================================
Net increase in net assets resulting from
  operations                                     $16,117,448
____________________________________________________________
============================================================

See accompanying notes which are an integral part of the financial statements.
                           AIM V.I. REAL ESTATE FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2004 and 2003

                                                                 2004           2003
----------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $   896,234    $   540,013
----------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                  2,617,646      1,641,153
----------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                          12,603,568      3,983,965
========================================================================================
    Net increase in net assets resulting from operations       16,117,448      6,165,131
========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                       (553,411)      (384,782)
----------------------------------------------------------------------------------------
  Series II                                                          (100)            --
========================================================================================
    Total distributions from net investment income               (553,511)      (384,782)
========================================================================================
Distributions to shareholders from net realized gains:
  Series I                                                     (1,213,446)            --
----------------------------------------------------------------------------------------
  Series II                                                          (218)            --
========================================================================================
    Total distributions from net realized gains                (1,213,664)            --
========================================================================================
    Decrease in net assets resulting from distributions        (1,767,175)      (384,782)
========================================================================================
Share transactions-net:
  Series I                                                     38,957,318      7,437,426
----------------------------------------------------------------------------------------
  Series II                                                        10,318             --
========================================================================================
    Net increase in net assets resulting from share
     transactions                                              38,967,636      7,437,426
========================================================================================
    Net increase in net assets                                 53,317,909     13,217,775
========================================================================================

NET ASSETS:

  Beginning of year                                            26,086,774     12,868,999
========================================================================================
  End of year (including undistributed net investment income
    of $902,500 and $528,809, respectively)                   $79,404,683    $26,086,774
________________________________________________________________________________________
========================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Real Estate Fund, formerly INVESCO VIF-Real Estate Opportunity Fund, (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable product"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. On April 30, 2004, the Fund was restructured from a separate series of INVESCO Variable Investment Funds, Inc. to a new series portfolio of the Trust.

    The Fund's investment objective is to achieve a high total return. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts

                           AIM V.I. REAL ESTATE FUND
of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

       The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from the REIT, the recharacterization will be based on available information which may include the previous year's allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital in the Statement of Changes in Net Assets. These recharacterizations are reflected in the accompanying financial statements.

                           AIM V.I. REAL ESTATE FUND

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are U.S. Government Securities, U.S. Government Agency Securities and/or Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to an exemptive order from the Securities and Exchange Commission, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates ("Joint repurchase agreements"). If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.

G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.90% of the Fund's average daily net assets. For the period May 1, 2004 through December 31, 2004, the Fund paid advisory fees to AIM of $315,141. Prior to May 1, 2004, the Trust had an investment advisory agreement with INVESCO Funds Group, Inc. ("IFG"). For the period January 1, 2004 through April 30, 2004, the Fund paid advisory fees under similar terms to IFG of $97,890. AIM has entered into a sub-advisory agreement with INVESCO Institutional (N.A.), Inc. ("INVESCO") whereby AIM pays INVESCO 40% of the fee paid by the Fund to AIM. Effective January 1, 2005 through June 30, 2006, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of 0.75% of the first $250 million, plus 0.74% of the next $250 million, plus 0.73% of the next $500 million, plus 0.72% of the next $1.5 billion, plus 0.71% of the next $2.5 billion, plus 0.70% of the next $2.5 billion, plus 0.69% of the next $2.5 billion, plus 0.68% of the Fund's average daily net assets in excess of $10 billion.

    AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.30% of average daily net assets, through April 30, 2006. Prior to May 1, 2004, AIM had agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.35% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales;
(v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on
                           AIM V.I. REAL ESTATE FUND
investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the period May 1, 2004 through December 31, 2004, AIM waived fees of $38,795. For the period January 1, 2004 through April 30, 2004, IFG waived fees of $11,381.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. Pursuant to such agreement for the period May 1, 2004 through December 31, 2004, AIM was paid $98,259, of which AIM retained $33,469 for services provided by AIM. Prior to May 1, 2004, the Fund had an administrative services agreement with IFG. For the period January 1, 2004 through April 30, 2004, under similar terms, IFG was paid $32,129, of which IFG retained $4,938 for services provided by IFG.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AISI $8,945.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has contractually agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total annual fund operating expenses (excluding items (ii) through (vii) discussed above) of Series II shares to 1.45% of average daily net assets, through April 30, 2006. Pursuant to the Plan, for the period April 30, 2004 (date sales commenced) through December 31, 2004, the Series II shares paid $12 after AIM Distributors waived Plan fees of $8.

    Certain officers and trustees of the Trust are also officers and directors of AIM, AISI, INVESCO and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               12/31/03          AT COST          FROM SALES       (DEPRECIATION)      12/31/04        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Premier
  Portfolio       $1,799,987       $37,566,927       $(32,646,696)         $  --          $6,720,218       $42,723        $  --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

NOTE 4--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2004, the Fund received credits in custodian fees of $106 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $106.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2004, the Fund paid legal fees of $1,877 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by

                           AIM V.I. REAL ESTATE FUND
collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2004 and 2003 was as follows:

                                                                 2004         2003
------------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                                             $1,581,743    $384,782
------------------------------------------------------------------------------------
  Long-term capital gain                                         185,432          --
====================================================================================
Total distributions                                           $1,767,175    $384,782
____________________________________________________________________________________
====================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                                 2004
-------------------------------------------------------------------------
Undistributed ordinary income                                 $ 2,066,999
-------------------------------------------------------------------------
Undistributed long-term gain                                    1,545,746
-------------------------------------------------------------------------
Unrealized appreciation-investments                            16,594,867
-------------------------------------------------------------------------
Temporary book/tax differences                                     (3,031)
-------------------------------------------------------------------------
Shares of beneficial interest                                  59,200,102
=========================================================================
Total net assets                                              $79,404,683
_________________________________________________________________________
=========================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and market to market of certain passive foreign investment securities. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $305.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    The Fund did not have a capital loss carryforward as of December 31, 2004.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $48,804,207 and $14,743,875, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities        $16,601,848
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities           (7,286)
===============================================================================
Net unrealized appreciation of investment securities              $16,594,562
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $63,109,663.

                           AIM V.I. REAL ESTATE FUND

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions and passive foreign investment companies, on December 31, 2004, undistributed net investment income (loss) was increased by $30,968 and undistributed net realized gain (loss) was decreased by $30,968. This reclassification had no effect on the net assets of the Fund.

NOTE 10--SHARE INFORMATION

                                         CHANGES IN SHARES OUTSTANDING(a)
-------------------------------------------------------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------
                                                                        2004                         2003
                                                              -------------------------    ------------------------
                                                               SHARES         AMOUNT        SHARES        AMOUNT
-------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                    3,115,355    $ 50,705,698    1,026,217    $12,642,163
-------------------------------------------------------------------------------------------------------------------
  Series II(b)                                                      716          10,000           --             --
===================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                       94,788       1,766,857       27,387        384,782
-------------------------------------------------------------------------------------------------------------------
  Series II(b)                                                       17             318           --             --
===================================================================================================================
Reacquired:
  Series I                                                     (879,455)    (13,515,237)    (460,976)    (5,589,519)
===================================================================================================================
                                                              2,331,421    $ 38,967,636      592,628    $ 7,437,426
___________________________________________________________________________________________________________________
===================================================================================================================

(a) There are four entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 75% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM, and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.
(b) Series II shares commenced sales on April 30, 2004.

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                    SERIES I
                                                              ----------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------
                                                               2004          2003       2002       2001      2000
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 14.34       $ 10.49    $  9.97    $10.15    $ 7.91
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.32(a)       0.20       0.14      0.20      0.15
------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  4.92          3.87       0.50     (0.28)     2.11
==================================================================================================================
    Total from investment operations                             5.24          4.07       0.64     (0.08)     2.26
==================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.14)        (0.22)     (0.12)    (0.10)    (0.02)
------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.31)           --         --        --        --
==================================================================================================================
    Total distributions                                         (0.45)        (0.22)     (0.12)    (0.10)    (0.02)
==================================================================================================================
Net asset value, end of period                                $ 19.13       $ 14.34    $ 10.49    $ 9.97    $10.15
__________________________________________________________________________________________________________________
==================================================================================================================
Total return(b)                                                 36.58%        38.82%      6.37%    (0.76)%   28.63%
__________________________________________________________________________________________________________________
==================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $79,391       $26,087    $12,869    $4,723    $2,456
__________________________________________________________________________________________________________________
==================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.31%(c)      1.35%      1.36%     1.38%     1.73%
------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.42%(c)      1.62%      1.89%     2.70%     5.28%
==================================================================================================================
Ratio of net investment income to average net assets             1.96%(c)      3.02%      4.53%     4.35%     3.96%
__________________________________________________________________________________________________________________
==================================================================================================================
Portfolio turnover rate                                            34%          126%       191%      163%      168%
__________________________________________________________________________________________________________________
==================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $45,884,338.

                           AIM V.I. REAL ESTATE FUND

                                                                SERIES II
                                                              --------------
                                                              APRIL 30, 2004
                                                               (DATE SALES
                                                              COMMENCED) TO
                                                               DECEMBER 31,
                                                                   2004
----------------------------------------------------------------------------
Net asset value, beginning of period                              $13.96
----------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             0.20(a)
----------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)            5.41
============================================================================
    Total from investment operations                                5.61
============================================================================
Less distributions:
  Dividends from net investment income                             (0.14)
----------------------------------------------------------------------------
  Distributions from net realized gains                            (0.31)
============================================================================
    Total distributions                                            (0.45)
============================================================================
Net asset value, end of period                                    $19.12
____________________________________________________________________________
============================================================================
Total return(b)                                                    40.23%
____________________________________________________________________________
============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $   14
____________________________________________________________________________
============================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                    1.45%(c)
----------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                 1.66%(c)
============================================================================
Ratio of net investment income to average net assets                1.82%(c)
____________________________________________________________________________
============================================================================
Portfolio turnover rate(d)                                            34%
____________________________________________________________________________
============================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are annualized and based on average daily net assets of $11,824.
(d)  Not annualized for periods less than one year.

NOTE 12--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

    On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

    Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and

                           AIM V.I. REAL ESTATE FUND
acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

    Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.

    The SEC has also settled market timing enforcement actions against Raymond
R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

    The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.


    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

    The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

    As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

Ongoing Regulatory Inquiries Concerning IFG and AIM

    IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

    AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of

                           AIM V.I. REAL ESTATE FUND

California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.


Private Civil Actions Alleging Market Timing

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

    All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.


Private Civil Actions Alleging Improper Use of Fair Value Pricing

    Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.


Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

    Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.


Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

                           AIM V.I. REAL ESTATE FUND

Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

    A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
*                                       *                                      *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

                           AIM V.I. REAL ESTATE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds
Houston, Texas



We have audited the accompanying statement of assets and liabilities of AIM V.I. Small Cap Equity Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, including the schedule of investments as of December 31, 2004, the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the one year in the period then ended and for the period August 29, 2003 (commencement of operations) through December 31, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers. When brokers did not reply to our confirmation request, we performed alternative audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Small Cap Equity Fund as of December 31, 2004, the results of its operations for the year then ended, the statement of changes in net assets, and the financial highlights for the one year in the period then ended and for the period August 29, 2003 (commencement of operations) through December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.

                                                /s/ TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 4, 2005

                         AIM V.I. SMALL CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2004


                                                           MARKET
                                               SHARES       VALUE
--------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-97.34%

ADVERTISING-1.21%

R.H. Donnelley Corp.(a)                         5,450    $   321,822
====================================================================

AEROSPACE & DEFENSE-2.03%

Alliant Techsystems Inc.(a)                     4,200        274,596
--------------------------------------------------------------------
Curtiss-Wright Corp.                            4,600        264,086
====================================================================
                                                             538,682
====================================================================

AIR FREIGHT & LOGISTICS-2.15%

EGL, Inc.(a)                                    8,400        251,076
--------------------------------------------------------------------
UTI Worldwide, Inc. (United Kingdom)            4,700        319,694
====================================================================
                                                             570,770
====================================================================

ALUMINUM-0.49%

Century Aluminum Co.(a)                         5,000        131,300
====================================================================

APPAREL RETAIL-6.14%

Aeropostale, Inc.(a)                            8,400        247,212
--------------------------------------------------------------------
Cache, Inc.(a)                                 19,200        345,984
--------------------------------------------------------------------
Finish Line, Inc. (The)-Class A                 8,400        153,720
--------------------------------------------------------------------
Genesco Inc.(a)                                 9,800        305,172
--------------------------------------------------------------------
Men's Wearhouse, Inc. (The)(a)                  8,700        278,052
--------------------------------------------------------------------
Stage Stores, Inc.(a)                           7,250        301,020
====================================================================
                                                           1,631,160
====================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-1.28%

Quiksilver, Inc.(a)                            11,400        339,606
====================================================================

APPLICATION SOFTWARE-6.45%

Altiris, Inc.(a)                                4,100        145,263
--------------------------------------------------------------------
ANSYS, Inc.(a)                                  5,400        173,124
--------------------------------------------------------------------
Hyperion Solutions Corp.(a)                     6,700        312,354
--------------------------------------------------------------------
Kronos Inc.(a)                                  2,800        143,164
--------------------------------------------------------------------
MICROS Systems, Inc.(a)                         5,200        405,912
--------------------------------------------------------------------
RSA Security Inc.(a)                           12,800        256,768
--------------------------------------------------------------------
SERENA Software, Inc.(a)                        7,100        153,644
--------------------------------------------------------------------
Verint Systems Inc.(a)                          3,400        123,522
====================================================================
                                                           1,713,751
====================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.12%

Affiliated Managers Group, Inc.(a)              4,400        298,056
====================================================================

BIOTECHNOLOGY-2.15%

DOV Pharmaceutical, Inc.(a)                     6,600        119,130
--------------------------------------------------------------------
Neurocrine Biosciences, Inc.(a)                 4,000        197,200
--------------------------------------------------------------------

                                                           MARKET
                                               SHARES       VALUE
--------------------------------------------------------------------

BIOTECHNOLOGY-(CONTINUED)

Serologicals Corp.(a)                          11,500    $   254,380
====================================================================
                                                             570,710
====================================================================

BUILDING PRODUCTS-0.55%

NCI Building Systems, Inc.(a)                   3,900        146,250
====================================================================

COMMERCIAL PRINTING-0.52%

Banta Corp.                                     3,100        138,756
====================================================================

COMMUNICATIONS EQUIPMENT-0.89%

CommScope, Inc.(a)                             12,500        236,250
====================================================================

COMPUTER HARDWARE-1.57%

Intergraph Corp.(a)                             4,800        129,264
--------------------------------------------------------------------
Stratasys, Inc.(a)                              8,600        288,616
====================================================================
                                                             417,880
====================================================================

COMPUTER STORAGE & PERIPHERALS-0.83%

Synaptics Inc.(a)                               7,200        220,176
====================================================================

CONSTRUCTION & ENGINEERING-1.26%

Chicago Bridge & Iron Co. N.V.-New York
  Shares (Netherlands)                          8,400        336,000
====================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-2.16%

Wabash National Corp.(a)                       10,100        271,993
--------------------------------------------------------------------
Wabtec Corp.                                   14,200        302,744
====================================================================
                                                             574,737
====================================================================

DIVERSIFIED COMMERCIAL SERVICES-2.40%

Jackson Hewitt Tax Service Inc.                15,600        393,900
--------------------------------------------------------------------
NCO Group, Inc.(a)                              9,400        242,990
====================================================================
                                                             636,890
====================================================================

DIVERSIFIED METALS & MINING-1.32%

Compass Minerals International, Inc.           14,500        351,335
====================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-1.00%

Paxar Corp.(a)                                 12,000        266,040
====================================================================

ENVIRONMENTAL SERVICES-1.08%

Waste Connections, Inc.(a)                      8,400        287,700
====================================================================

GAS UTILITIES-0.47%

New Jersey Resources Corp.                      2,900        125,686
====================================================================

HEALTH CARE EQUIPMENT-1.57%

Adeza Biomedical Corp.(a)                       2,700         47,385
--------------------------------------------------------------------
Datascope Corp.                                 2,900        115,101
--------------------------------------------------------------------
Invacare Corp.                                  5,500        254,430
====================================================================
                                                             416,916
====================================================================

                         AIM V.I. SMALL CAP EQUITY FUND


                                                           MARKET
                                               SHARES       VALUE
--------------------------------------------------------------------

HEALTH CARE FACILITIES-2.71%

Genesis HealthCare Corp.(a)                     4,000    $   140,120
--------------------------------------------------------------------
Kindred Healthcare, Inc.(a)                    11,000        329,450
--------------------------------------------------------------------
VCA Antech, Inc.(a)                            12,800        250,880
====================================================================
                                                             720,450
====================================================================

HEALTH CARE SERVICES-0.57%

Apria Healthcare Group Inc.(a)                  4,600        151,570
====================================================================

HEALTH CARE SUPPLIES-2.04%

Haemonetics Corp.(a)                            6,800        246,228
--------------------------------------------------------------------
Sybron Dental Specialties, Inc.(a)              8,400        297,192
====================================================================
                                                             543,420
====================================================================

HOTELS, RESORTS & CRUISE LINES-2.22%

Kerzner International Ltd. (Bahamas)(a)         5,100        306,255
--------------------------------------------------------------------
La Quinta Corp.(a)                             31,300        284,517
====================================================================
                                                             590,772
====================================================================

HOUSEWARES & SPECIALTIES-2.37%

Jarden Corp.(a)                                 7,400        321,456
--------------------------------------------------------------------
Yankee Candle Co., Inc. (The)(a)                9,300        308,574
====================================================================
                                                             630,030
====================================================================

INDUSTRIAL GASES-0.93%

Airgas, Inc.                                    9,300        246,543
====================================================================

INDUSTRIAL MACHINERY-3.10%

Kaydon Corp.                                    8,200        270,764
--------------------------------------------------------------------
Kennametal Inc.                                 5,950        296,131
--------------------------------------------------------------------
Manitowoc Co., Inc. (The)                       6,800        256,020
====================================================================
                                                             822,915
====================================================================

INSURANCE BROKERS-1.49%

Hilb Rogal & Hobbs Co.                          5,500        199,320
--------------------------------------------------------------------
U.S.I. Holdings Corp.(a)                       17,100        197,847
====================================================================
                                                             397,167
====================================================================

INTERNET SOFTWARE & SERVICES-1.13%

Digital River, Inc.(a)                          4,100        170,601
--------------------------------------------------------------------
Digitas Inc.(a)                                13,600        129,880
====================================================================
                                                             300,481
====================================================================

INVESTMENT BANKING & BROKERAGE-0.07%

CMET Finance Holdings, Inc. (Acquired
  12/08/03; Cost $20,000)(a)(b)(c)(d)             200         20,000
====================================================================

INVESTMENT COMPANIES-EXCHANGE TRADED
  FUNDS-1.05%

iShares Nasdaq Biotechnology Index Fund(a)      3,700        278,980
====================================================================

IT CONSULTING & OTHER SERVICES-0.64%

CACI International Inc.-Class A(a)              2,500        170,325
====================================================================

                                                           MARKET
                                               SHARES       VALUE
--------------------------------------------------------------------


MANAGED HEALTH CARE-1.30%

AMERIGROUP Corp.(a)                             2,400    $   181,584
--------------------------------------------------------------------
Sierra Health Services, Inc.(a)                 3,000        165,330
====================================================================
                                                             346,914
====================================================================

METAL & GLASS CONTAINERS-1.09%

AptarGroup, Inc.                                5,500        290,290
====================================================================

MULTI-LINE INSURANCE-0.05%

Quanta Capital Holdings Ltd.
  (Bermuda)(Acquired 11/21/03 - 12/05/03,
  cost $15,306)(a)(b)(c)                        1,500         13,830
====================================================================

MULTI-UTILITIES & UNREGULATED POWER-1.28%

Avista Corp.                                    6,900        121,923
--------------------------------------------------------------------
Energen Corp.                                   3,700        218,115
====================================================================
                                                             340,038
====================================================================

OFFICE SERVICES & SUPPLIES-0.61%

Brady Corp.-Class A                             2,600        162,682
====================================================================

OIL & GAS EQUIPMENT & SERVICES-0.80%

FMC Technologies, Inc.(a)                       6,600        212,520
====================================================================

OIL & GAS EXPLORATION & PRODUCTION-3.54%

Comstock Resources, Inc.(a)                     7,700        169,785
--------------------------------------------------------------------
Penn Virginia Corp.                             7,100        288,047
--------------------------------------------------------------------
Plains Exploration & Production Co.(a)          9,500        247,000
--------------------------------------------------------------------
Warren Resources Inc.(a)                       25,900        235,690
====================================================================
                                                             940,522
====================================================================

OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-0.57%

Golar LNG Ltd. (Bermuda)(a)(e)                 10,499        152,469
====================================================================

PACKAGED FOODS & MEATS-1.15%

Flowers Foods, Inc.                             9,700        306,326
====================================================================

PAPER PRODUCTS-1.06%

Wausau-Mosinee Paper Corp.                     15,800        282,188
====================================================================

PHARMACEUTICALS-0.71%

Medicines Co. (The)(a)                          6,600        190,080
====================================================================

PROPERTY & CASUALTY INSURANCE-1.17%

Philadelphia Consolidated Holding Corp.(a)      4,700        310,858
====================================================================

REAL ESTATE-1.72%

Alexandria Real Estate Equities, Inc.           2,000        148,840
--------------------------------------------------------------------
Amli Residential Properties Trust               4,000        128,000
--------------------------------------------------------------------
Fieldstone Investment Corp. (Acquired
  11/10/03-07/14/04; Cost $183,895)(c)(d)      10,400        179,400
====================================================================
                                                             456,240
====================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-1.22%

Jones Lang LaSalle Inc.(a)                      8,650        323,597
====================================================================

                         AIM V.I. SMALL CAP EQUITY FUND


                                                           MARKET
                                               SHARES       VALUE
--------------------------------------------------------------------

REGIONAL BANKS-5.39%

Alabama National BanCorp.                       4,100    $   264,450
--------------------------------------------------------------------
Bank of the Ozarks, Inc.                        2,800         95,284
--------------------------------------------------------------------
Boston Private Financial Holdings, Inc.         4,900        138,033
--------------------------------------------------------------------
Cathay General Bancorp                          7,100        266,250
--------------------------------------------------------------------
CVB Financial Corp.                             5,600        148,736
--------------------------------------------------------------------
Hancock Holding Co.                             3,900        130,494
--------------------------------------------------------------------
Hudson United Bancorp                           3,400        133,892
--------------------------------------------------------------------
MB Financial, Inc.                              3,100        130,665
--------------------------------------------------------------------
Wintrust Financial Corp.                        2,200        125,312
====================================================================
                                                           1,433,116
====================================================================

RESTAURANTS-2.16%

Lone Star Steakhouse & Saloon, Inc.             5,200        145,600
--------------------------------------------------------------------
Papa John's International, Inc.(a)              4,200        144,648
--------------------------------------------------------------------
Steak n Shake Co. (The)(a)                     14,100        283,128
====================================================================
                                                             573,376
====================================================================

SEMICONDUCTOR EQUIPMENT-2.11%

ATMI, Inc.(a)                                   9,700        218,541
--------------------------------------------------------------------
Cymer, Inc.(a)                                  4,600        135,884
--------------------------------------------------------------------
Varian Semiconductor Equipment Associates,
  Inc.(a)                                       5,600        206,360
====================================================================
                                                             560,785
====================================================================

SEMICONDUCTORS-1.89%

DSP Group, Inc.(a)                             10,200        227,766
--------------------------------------------------------------------
Semtech Corp.(a)                                6,800        148,716
--------------------------------------------------------------------
Silicon Laboratories Inc.(a)                    3,600        127,116
====================================================================
                                                             503,598
====================================================================

SPECIALTY CHEMICALS-2.08%

Albemarle Corp.                                 7,500        290,325
--------------------------------------------------------------------
Minerals Technologies Inc.                      3,950        263,465
====================================================================
                                                             553,790
====================================================================

                                                           MARKET
                                               SHARES       VALUE
--------------------------------------------------------------------


STEEL-1.37%

Commercial Metals Co.                           7,200    $   364,032
====================================================================

TECHNOLOGY DISTRIBUTORS-3.23%

Anixter International Inc.                      7,100        255,529
--------------------------------------------------------------------
Global Imaging Systems, Inc.(a)                 8,100        319,950
--------------------------------------------------------------------
ScanSource, Inc.(a)                             4,550        282,828
====================================================================
                                                             858,307
====================================================================

THRIFTS & MORTGAGE FINANCE-1.56%

Corus Bankshares, Inc.                          2,800        134,428
--------------------------------------------------------------------
Harbor Florida Bancshares, Inc.                 4,000        138,440
--------------------------------------------------------------------
Sterling Financial Corp.(a)                     3,600        141,336
====================================================================
                                                             414,204
====================================================================

TIRES & RUBBER-0.51%

Bandag, Inc.                                    2,700        134,487
====================================================================

TRADING COMPANIES & DISTRIBUTORS-1.09%

Watsco, Inc.                                    8,200        288,804
====================================================================

TRUCKING-2.72%

Landstar System, Inc.(a)                        4,850        357,154
--------------------------------------------------------------------
Overnite Corp.                                  9,800        364,952
====================================================================
                                                             722,106
====================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $22,871,095)                        25,878,285
====================================================================

MONEY MARKET FUNDS-2.59%

Liquid Assets Portfolio-Institutional
  Class(f)                                     344,833       344,833
--------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(f)    344,833       344,833
====================================================================
    Total Money Market Funds (Cost $689,666)                 689,666
====================================================================
TOTAL INVESTMENTS-99.93% (Cost $23,560,761)               26,567,951
====================================================================
OTHER ASSETS LESS LIABILITIES-0.07%                           18,213
====================================================================
NET ASSETS-100.00%                                       $26,586,164
____________________________________________________________________
====================================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The aggregate market value of these securities at December 31, 2004 was $33,830, which represented 0.13% of the Fund's Total Investments. See Note 1A.
(c) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at December 31, 2004 was $213,230, which represented 0.80% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(d) Security considered to be illiquid. The market value of this security considered illiquid at December 31, 2004 represented 0.75% of the Fund's Net Assets.
(e) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The market value of this security at December 31, 2004 represented 0.57% of the Fund's Total Investments. See Note 1A.
(f) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.
                         AIM V.I. SMALL CAP EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS:

Investments, at market value (cost
  $22,871,095)                                  $25,878,285
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $689,666)                                   689,666
===========================================================
    Total investments (cost $23,560,761)         26,567,951
===========================================================
Receivables for:
  Fund shares sold                                   58,632
-----------------------------------------------------------
  Dividends                                          16,840
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                4,242
===========================================================
    Total assets                                 26,647,665
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                               2,219
-----------------------------------------------------------
  Fund shares reacquired                              8,824
-----------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                             4,242
-----------------------------------------------------------
Accrued administration fees                          23,397
-----------------------------------------------------------
Accrued distribution fees -- Series II                  101
-----------------------------------------------------------
Accrued transfer agent fees                             349
-----------------------------------------------------------
Accrued operating expenses                           22,369
===========================================================
    Total liabilities                                61,501
===========================================================
Net assets applicable to shares outstanding     $26,586,164
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                   $24,802,969
-----------------------------------------------------------
Undistributed net investment income (loss)           (3,910)
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign currencies
  and futures contracts                          (1,220,085)
-----------------------------------------------------------
Unrealized appreciation of investment
  securities                                      3,007,190
===========================================================
                                                $26,586,164
___________________________________________________________
===========================================================

NET ASSETS:

Series I                                        $25,964,065
___________________________________________________________
===========================================================
Series II                                       $   622,099
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Series I                                          2,085,580
___________________________________________________________
===========================================================
Series II                                            50,048
___________________________________________________________
===========================================================
Series I:
  Net asset value per share                     $     12.45
___________________________________________________________
===========================================================
Series II:
  Net asset value per share                     $     12.43
___________________________________________________________
===========================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $214)                                         $    93,125
-----------------------------------------------------------
Dividends from affiliated money market funds          9,236
-----------------------------------------------------------
Interest                                              6,416
===========================================================
    Total investment income                         108,777
===========================================================

EXPENSES:

Advisory fees                                       124,241
-----------------------------------------------------------
Administrative services fees                         84,182
-----------------------------------------------------------
Custodian fees                                       29,715
-----------------------------------------------------------
Distribution fees -- Series II                        1,452
-----------------------------------------------------------
Transfer agent fees                                   2,161
-----------------------------------------------------------
Trustees' fees and retirement benefits               11,384
-----------------------------------------------------------
Professional fees                                    28,172
-----------------------------------------------------------
Other                                                13,923
===========================================================
    Total expenses                                  295,230
===========================================================
Less: Fees waived                                  (104,137)
===========================================================
    Net expenses                                    191,093
===========================================================
Net investment income (loss)                        (82,316)
===========================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND FUTURES CONTRACTS:

Net realized gain (loss) from:
  Investment securities                          (1,296,660)
-----------------------------------------------------------
  Foreign currencies                                    (41)
-----------------------------------------------------------
  Futures contracts                                  79,942
===========================================================
                                                 (1,216,759)
===========================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                           2,814,389
-----------------------------------------------------------
  Foreign currencies                                    (10)
===========================================================
                                                  2,814,379
===========================================================
Net gain from investment securities, foreign
  currencies and futures contracts                1,597,620
===========================================================
Net increase in net assets resulting from
  operations                                    $ 1,515,304
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.
                         AIM V.I. SMALL CAP EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2004 and for the period August 29, 2003 (date operations commenced) to December 31, 2003

                                                                 2004           2003
---------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (82,316)   $   (2,280)
---------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and futures contracts                   (1,216,759)       (2,185)
---------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                           2,814,379       192,811
=======================================================================================
    Net increase in net assets resulting from operations        1,515,304       188,346
=======================================================================================
Distributions to shareholders from net investment income:
  Series I                                                           (972)         (767)
---------------------------------------------------------------------------------------
  Series II                                                           (25)          (45)
=======================================================================================
    Total distributions from net investment income                   (997)         (812)
=======================================================================================
Distributions to shareholders from net realized gains:
  Series I                                                             --          (865)
---------------------------------------------------------------------------------------
  Series II                                                            --          (355)
=======================================================================================
    Total distributions from net realized gains                        --        (1,220)
=======================================================================================
    Decrease in net assets resulting from distributions              (997)       (2,032)
=======================================================================================
Share transactions-net:
  Series I                                                     22,271,440     2,113,568
---------------------------------------------------------------------------------------
  Series II                                                           125       500,410
=======================================================================================
    Net increase in net assets resulting from share
     transactions                                              22,271,565     2,613,978
=======================================================================================
    Net increase in net assets                                 23,785,872     2,800,292
_______________________________________________________________________________________
=======================================================================================

NET ASSETS:

  Beginning of year                                             2,800,292            --
=======================================================================================
  End of year (including undistributed net investment income
    (loss) of $(3,910) and $(342), respectively)              $26,586,164    $2,800,292
_______________________________________________________________________________________
=======================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Small Cap Equity Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts

                         AIM V.I. SMALL CAP EQUITY FUND
of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.
B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to variable products annually and recorded on ex-dividend date.
D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

                         AIM V.I. SMALL CAP EQUITY FUND

F. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
H. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.
I. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.
NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES


The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.85% of the Fund's average daily net assets. Effective January 1, 2005 through June 30, 2006, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of 0.745% of the first $250 million, plus 0.73% of the next $250 million, plus 0.715% of the next $500 million, plus 0.70% of the next $1.5 billion, plus 0.685% of the next $2.5 billion, plus 0.67% of the next $2.5 billion, plus 0.655% of the next $2.5 billion, plus 0.64% of the Fund's average daily net assets in excess of $10 billion. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.30% of average daily net assets, through April 30, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above:
(i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $103,556.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. Pursuant to such agreement for the year ended December 31, 2004, AIM was paid $84,182, of which AIM retained $50,000 for services provided by AIM.

                         AIM V.I. SMALL CAP EQUITY FUND

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AISI $2,161.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has contractually agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total annual fund operating expenses (excluding items (ii) through (vii) discussed above) of Series II shares to 1.45% of average daily net assets, through April 30, 2006. Pursuant to the Plan, for the year ended December 31, 2004, the Series II shares paid $871 after AIM Distributors reimbursed Plan fees of $581.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                              UNREALIZED
                            MARKET VALUE     PURCHASES       PROCEEDS        APPRECIATION     MARKET VALUE    DIVIDEND
FUND                          12/31/03        AT COST       FROM SALES      (DEPRECIATION)      12/31/04       INCOME
----------------------------------------------------------------------------------------------------------------------
Liquid Assets Portfolio-
  Institutional Class          $   --       $6,628,359     $ (6,283,526)        $   --          $344,833       $4,609
----------------------------------------------------------------------------------------------------------------------
STIC Prime Portfolio-
  Institutional Class              --        6,628,359       (6,283,526)            --           344,833        4,627
======================================================================================================================
  Total                        $   --       $13,256,718    $(12,567,052)        $   --          $689,666       $9,236
______________________________________________________________________________________________________________________
======================================================================================================================


                             REALIZED
FUND                        GAIN (LOSS)
--------------------------
Liquid Assets Portfolio-
  Institutional Class         $   --
--------------------------
STIC Prime Portfolio-
  Institutional Class             --
==========================
  Total                       $   --
__________________________
==========================

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2004, the Fund engaged in purchases and sales of securities of $8,220 and $1,378,569, respectively.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2004, the Fund paid legal fees of $2,810 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.
                         AIM V.I. SMALL CAP EQUITY FUND

    During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the year ended December 31, 2004 and the period August 29, 2003 (date operations commenced) through December 31, 2003 was as follows:

                                                              2004     2003
----------------------------------------------------------------------------
Distributions paid from ordinary income                       $997    $2,032
____________________________________________________________________________
============================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                                 2004
-------------------------------------------------------------------------
Unrealized appreciation -- investments                        $ 2,968,789
-------------------------------------------------------------------------
Temporary book/tax differences                                     (3,778)
-------------------------------------------------------------------------
Capital loss carryforward                                      (1,181,683)
-------------------------------------------------------------------------
Post-October currency loss deferral                                  (133)
-------------------------------------------------------------------------
Shares of beneficial interest                                  24,802,969
=========================================================================
Total net assets                                              $26,586,164
_________________________________________________________________________
=========================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund has a capital loss carryforward as of December 31, 2004 which expires as follows:

                                                              CAPITAL LOSS
EXPIRATION                                                    CARRYFORWARD*
---------------------------------------------------------------------------
December 31, 2012                                              $1,181,683
___________________________________________________________________________
===========================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $43,407,530 and $21,612,619, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities        $3,075,512
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (106,723)
==============================================================================
Net unrealized appreciation of investment securities              $2,968,789
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $23,599,162.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating loss and foreign currency transactions, on December 31, 2004, undistributed net investment income was increased by $79,745, undistributed net realized gain
(loss) increased by $41 and shares of beneficial interest decreased by $79,786. This reclassification had no effect on the net assets of the Fund.

                         AIM V.I. SMALL CAP EQUITY FUND

NOTE 10--SHARE INFORMATION

                                       CHANGES IN SHARES OUTSTANDING(a)
---------------------------------------------------------------------------------------------------------------
                                                                                             AUGUST 29, 2003
                                                                                            (DATE OPERATIONS
                                                                     YEAR ENDED               COMMENCED) TO
                                                                 DECEMBER 31, 2004          DECEMBER 31, 2003
                                                              ------------------------    ---------------------
                                                               SHARES        AMOUNT       SHARES       AMOUNT
---------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                    2,694,847    $31,500,234    199,409    $2,150,468
---------------------------------------------------------------------------------------------------------------
  Series II                                                           8            100    50,001        500,010
===============================================================================================================
Issued as reinvestment of dividends:
  Series I                                                           79            972       148          1,633
---------------------------------------------------------------------------------------------------------------
  Series II                                                           2             25        37            400
===============================================================================================================
Reacquired:
  Series I                                                     (805,404)    (9,229,766)   (3,499)       (38,533)
===============================================================================================================
                                                              1,889,532    $22,271,565    246,096    $2,613,978
_______________________________________________________________________________________________________________
===============================================================================================================

(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 97% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to this entity, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as securities brokerage, third party record keeping, account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this shareholder is also owned beneficially.

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                           SERIES I
                                                              -----------------------------------
                                                                                 AUGUST 29, 2003
                                                                                 (DATE OPERATIONS
                                                               YEAR ENDED         COMMENCED) TO
                                                              DECEMBER 31,         DECEMBER 31
                                                                  2004                 2003
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 11.38               $10.00
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.06)(a)            (0.01)
-------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)           1.13                 1.41
=================================================================================================
    Total from investment operations                               1.07                 1.40
=================================================================================================
Less distributions:
  Dividends from net investment income                            (0.00)               (0.01)
-------------------------------------------------------------------------------------------------
  Distributions from net realized gains                              --                (0.01)
=================================================================================================
    Total distributions                                           (0.00)               (0.02)
=================================================================================================
Net asset value, end of period                                  $ 12.45               $11.38
_________________________________________________________________________________________________
=================================================================================================
Total return(b)                                                    9.41%               13.94%
_________________________________________________________________________________________________
=================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $25,964               $2,231
_________________________________________________________________________________________________
=================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                   1.30%(c)             1.32%(d)
-------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                2.01%(c)            12.86%(d)
=================================================================================================
Ratio of net investment income (loss) to average net assets       (0.56)%(c)           (0.44)%(d)
_________________________________________________________________________________________________
=================================================================================================
Portfolio turnover rate(e)                                          156%                  26%
_________________________________________________________________________________________________
=================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $14,035,715.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                         AIM V.I. SMALL CAP EQUITY FUND

                                                                           SERIES II
                                                              -----------------------------------
                                                                                 AUGUST 29, 2003
                                                                                 (DATE OPERATIONS
                                                               YEAR ENDED         COMMENCED) TO
                                                              DECEMBER 31,         DECEMBER 31
                                                                  2004                 2003
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $11.38               $10.00
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.08)(a)            (0.02)
-------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)           1.13                 1.41
=================================================================================================
    Total from investment operations                               1.05                 1.39
=================================================================================================
Less distributions:
  Dividends from net investment income                            (0.00)               (0.00)
-------------------------------------------------------------------------------------------------
  Distributions from net realized gains                              --                (0.01)
=================================================================================================
    Total distributions                                           (0.00)               (0.01)
=================================================================================================
Net asset value, end of period                                   $12.43               $11.38
_________________________________________________________________________________________________
=================================================================================================
Total return(b)                                                    9.23%               13.88%
_________________________________________________________________________________________________
=================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $  622               $  569
_________________________________________________________________________________________________
=================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                   1.45%(c)             1.47%(d)
-------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                2.26%(c)            13.11%(d)
=================================================================================================
Ratio of net investment income (loss) to average net assets       (0.71)%(c)           (0.59)%(d)
_________________________________________________________________________________________________
=================================================================================================
Portfolio turnover rate(e)                                          156%                  26%
_________________________________________________________________________________________________
=================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total Returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $580,925.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 12--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

    On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

    Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under
                         AIM V.I. SMALL CAP EQUITY FUND
the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

    Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.

    The SEC has also settled market timing enforcement actions against Raymond
R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

    The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement payments may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.


    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.


REGULATORY INQUIRIES AND PENDING LITIGATION


    The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

    As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.


Ongoing Regulatory Inquiries Concerning IFG and AIM


    IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

    AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

                         AIM V.I. SMALL CAP EQUITY FUND

Private Civil Actions Alleging Market Timing


    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

    All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.


Private Civil Actions Alleging Improper Use of Fair Value Pricing


    Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.


Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees


    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.


Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes


    Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.


Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements


    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.


Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements


    A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the

                         AIM V.I. SMALL CAP EQUITY FUND

AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
*                                       *                                      *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

                         AIM V.I. SMALL CAP EQUITY FUND

AIM V.I. CORE STOCK FUND
SERIES I SHARES
A mutual fund sold exclusively to insurance company separate accounts funding variable annuity contracts and variable life insurance policies.

This prospectus contains important information about the Series I class shares (Series I shares) of the Fund. Please read it before investing and keep it for future reference.


TABLE OF CONTENTS
Investment Goals, Strategies, And Risks..2
Disclosure Of Portfolio Holdings.........3
Fund Performance. .......................3
Fees Table, Expenses Example, And
  Hypothetical Investment And Expense
  Information.... .......................4
Investment Risks. .......................5
Principal Risks Associated With The Fund 5
Temporary Defensive Positions ...........7
Fund Management.. .......................7
Portfolio Managers ......................9
Purchase And Redemption Of Shares........9
Excessive Short-Term Trading Activity
  Disclosure ............................9
Pricing Of Shares  .....................10
Taxes........... .......................12
Dividends And Distributions ............12
Voting Rights...........................12
Share Classes...........................12
Payments To Insurance Companies ........12
Financial Highlights ...................14

The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.
No dealer, salesperson, or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus, and you should not rely on such other information or representations.
The Securities and Exchange Commission has not approved or disapproved the shares of this Fund. Likewise, the Commission has not determined if this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a federal crime.
  AIM VARIABLE INSURANCE FUNDS
[LOGO] Your goals
Our solutions/R/
AIM
Investments/R/
PROSPECTUS | April 29, 2005

     A I M Advisors, Inc. (AIM or Advisor) is the investment advisor for the Fund and INVESCO Institutional (N.A.), Inc. (INVESCO Institutional), is the sub-advisor for the Fund. Prior to April 30, 2004, the Fund was a series portfolio of INVESCO Variable Investment Funds, Inc., a Maryland corporation (the Company). On April 30, 2004, the Fund became a series portfolio of AIM Variable Insurance Funds, a Delaware statutory trust. Prior to April 30, 2004, INVESCO Funds Group, Inc. (INVESCO) served as the investment advisor for the series portfolio of the Company. AIM, INVESCO and INVESCO Institutional are affiliates of one another.

     Shares of the Fund are used as investment vehicles for variable annuity contracts and variable life insurance policies (variable products) issued by certain insurance companies. You cannot purchase shares of the Fund directly. As an owner of a variable product (variable product owner) that offers the Fund as an investment option, however, you may allocate your variable product values to a separate account of the insurance company that invests in shares of the Fund.
     Your variable product is offered through its own prospectus, which contains information about your variable product, including how to purchase the variable product and how to allocate variable product values to the Fund.
THIS PROSPECTUS WILL TELL YOU MORE ABOUT:
     Investment Goals & Strategies  [GRAPHIC]
[LOGO]Potential Investment Risks
     Past Performance               [GRAPHIC]
        ---------------------------------------------------------------
                                    [GRAPHIC]
     [LOGO]
          Investment Goals, Strategies, And Risks

FOR MORE DETAILS ABOUT The Fund seeks to provide a high total return
THE FUND'S MARKET OUT- through both growth and current income. It is
LOOK, PLEASE SEE THE   actively managed. The Fund invests in a mix of
MOST RECENT ANNUAL OR  equity securities and debt securities, as well as
SEMIANNUAL REPORT.     in options and other investments whose value is
                       based on the values of these securities.
                       The Fund normally invests at least 80% of its net assets in common and preferred stocks. At least
                       50% of stocks which the Fund holds will be dividend-paying common and preferred stocks.
                       Stocks selected for the Fund generally are expected to produce income and consistent, stable returns. Although the Fund focuses on the stocks of larger companies with a history of paying dividends, it also may invest in companies that have not paid regular dividends. The Fund's equity investments are limited to stocks that can be traded easily in the United States. It may, however, invest in foreign securities in the form of American Depository Receipts (ADRs).


     The Fund will be primarily invested in large-capitalization stocks that possess one of three attributes that are attractive relative to the Standard & Poor's 500 Composite Stock Price Index (the S&P 500): (i) a low price-to-earnings ratio, (ii) a high dividend yield, or (iii) consistent growth.

     The Fund may invest up to 25% of its assets in securities of non-U.S. issuers, provided that all such securities are denominated and pay interest in U.S. dollars (such as Eurobonds and Yankee Bonds). Securities of Canadian issuers and American Depositary Receipts are not subject to this limitation.
     The Fund is managed in a blend of the growth and value investing styles. To be managed in the growth investing style means that we focus on company fundamentals and growth prospects. Growth investing may be more volatile than other investment styles because growth stocks are more sensitive to investor perceptions of an issuing company's growth potential. To be managed in the value investing style means that we seek securities, particularly stocks, that are currently undervalued by the market -- companies that are performing well, or have solid management and products, but whose stock prices do not reflect that value.
     Because the Fund invests primarily in the securities of larger companies, the Fund's share price tends to rise and fall with the up and down price movements of larger company stocks. Due to its investment strategy, the Fund's portfolio includes relatively few smaller companies, which may be a disadvantage if smaller companies outperform the broad market.
     Investing in preferred stocks often is more costly than investing in common stock of the same company. The additional cost of investing in preferred stock may outweigh the benefit of dividend payments if the market value of the preferred stock does not sufficiently appreciate. Although the Fund is subject to a number of risks that could affect its performance, its principal risk is market risk -- that is, that the price of the securities in its portfolio will rise and fall due to price movements in the securities markets, and the securities held in the Fund's portfolio may decline in value more than the overall securities markets.

     At any given time, the Fund may be subject to sector risk. Companies that have similar lines of business (for example, financial services, health, or technology) are grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. The Fund is not limited with respect to sectors in which it can invest. If the portfolio managers allocate more of the Fund's portfolio holdings to a particular economic sector, the Fund's overall performance will be more susceptible to the economic, business, or other developments which generally affect that sector. The Fund can still be diversified, even if it is heavily weighted in one or more sectors.

     The Fund is subject to other principal risks such as potential conflicts, credit, debt securities, foreign securities, interest rate, liquidity, counterparty, and lack of timely information risks. These risks are described and discussed later in the Prospectus under the headings "Investment Risks" and "Principal Risks Associated With The Fund." An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. As with any mutual fund, there is always a risk that an investment in the Fund may lose money.

     Disclosure of Portfolio Holdings
     A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Fund's Statement of Additional Information.
     Fund Performance               [GRAPHIC]
     The bar chart and table below show the Fund's performance (commonly known as its "total return") for the periods ended December 31. Remember, past performance does not indicate how the Fund will perform in the future.
     The Fund's average annual total returns shown below are net of its expenses, but do not reflect the additional fees and expenses assessed in connection with your variable product. If those variable product fees and expenses were included, the returns would be less than those shown. The following performance table compares the Fund's performance to those of an unmanaged broad-based securities market index, style-specific index and peer-group index. The Fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the Fund may deviate significantly from the performance of the indices shown below.

    AIM V.I. CORE STOCK FUND (SERIES I)
       ACTUAL ANNUAL TOTAL RETURN/1/
------------------------------------------------------------------------------
                                    [CHART]
 '95     '96     '97     '98     '99     '00     '01     '02      '03    '04
 ----    ----    ----    ----    ----    ----    ----    ----     ----   ----
29.25%  22.28%  28.17%  15.30%  14.84%   4.87% (8.97%) (19.11%)  22.60%  4.24%
------------------------------------------------------------------------------
 Best Calendar Qtr.  06/03  14.72%
 Worst Calendar Qtr.  9/02 (17.53)%

    /1 /For periods prior to April 30, 2004, performance shown relates to a predecessor fund advised by INVESCO. Total return figures include reinvested dividends and capital gain distributions and the effect of the Fund's expenses.
   /2/ The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance, and closely reflects the performance of the securities in which the Fund invests. The Lipper Large-Cap Core Fund Index (which may or may not include the Fund) is included for comparison to a peer group.

   /3/ The indices may not reflect payment of fees, expenses or taxes.


   /4/ The Lipper Large-Cap Core Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Large-Cap Core Classification. These funds, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-Cap Core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three year sales-per-share growth value, compared to the S&P 500 index.


---------------------------------------------------------------------
                                       AVERAGE ANNUAL TOTAL RETURN
                                       FOR THE PERIODS ENDED 12/31/04
                                       ------------------------------
                                       1 YEAR    5 YEARS   10 YEARS
---------------------------------------------------------------------
AIM V.I. Core Stock Fund (Series I)/1/  4.24%    (0.27%)    10.22%
S&P 500 Index/2,3/                     10.87%    (2.30%)    12.07%
Lipper Large-Cap Core Fund Index/3,4/   8.29%    (2.98%)    10.26%
---------------------------------------------------------------------

Fee Table, Expense Example, And Hypothetical Investment And Expense

     The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable product owner buys, holds, or redeems interest in an insurance company separate account that invests in the Series I shares of the Fund but does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.
     SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                     Series I shares
Maximum Sales Charge (Load)                N/A
Maximum Deferred Sales Charge (Load)       N/A

   -----

   "N/A" in the above table means "not applicable."

     ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)/1/

                                     Series I shares
Management Fees                           0.75%
Other Expenses                            0.46%
Total Annual Fund Operating Expenses      1.21%
Fee Waiver/2,3/                           0.06%
Net Annual Fund Operating Expenses        1.15%

   -----



 /1/ Except as otherwise noted, figures shown in the table are for the year ended December 31, 2004 and are expressed as a percentage of the Fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.


 /2/ The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 1.30% of average daily nets assets for each series portfolio of AIM Variable Insurance Funds. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The expense limitation is in effect through April 30, 2006.


 /3/ Effective January 1, 2005 through December 31, 2009, the advisor has contractually agreed to waive a portion of its advisory fees. The fee waiver reflects this agreement. (See "Fund Management-Investment Advisor").



     EXPENSE EXAMPLE

     This Example is intended to help you compare the costs of investing in the Series I shares of the Fund with the cost of investing in other mutual funds. The Example also does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.




     The Example assumes that you invest $10,000 in the Fund's Series I shares for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same and includes the effect of any contractual fee waivers and/or expense reimbursements. To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


Series I shares             1 year 3 years 5 years 10 years
                            ------ ------- ------- --------
  AIM V.I. Core Stock Fund    $117    $365    $633   $1,436




     HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION




     The following supplemental hypothetical investment information provides additional information in a different format from the preceding Fee Table about the effect of a fund's expenses, including investment advisory fees and other Fund costs, on the Fund's return over a 10-year period. Because a fund's annual return when quoted is already reduced by the fund's fees and expenses for that year, this hypothetical expense information is intended to help you understand the annual and cumulative impact of a fund's fees and expenses on your investment. Assuming a hypothetical investment of $10,000 in the Fund and a 5% return before expenses each year, the chart shows the cumulative return before expenses, the cumulative return after expenses, the ending balance and the estimated annual expenses for each year one through ten. The chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The annual expense ratio, which is the same as stated in the Fee Table above, is reflected in the chart and is net of any contractual fee waiver or expense reimbursement. There is no assurance that the current annual expense ratio will be the expense ratio for the Fund. To the extent that the advisor makes any waivers or reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account any fees and expenses assessed in connection with your variable product; if they did, the expenses shown would be higher, while the ending balance shown would be lower. You should understand that this is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.


Series I--Annual Expense
Ratio 1.15%                 Year 1     Year 2     Year 3     Year 4     Year 5     Year 6     Year 7     Year 8     Year 9
-----------------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
 Expenses                      5.00%     10.25%     15.76%     21.55%     27.63%     34.01%     40.71%     47.75%     55.13%
Cumulative Return After
 Expenses                      3.85%      7.85%     12.00%     16.31%     20.79%     25.44%     30.27%     35.29%     40.49%
End of Year Balance       $10,385.00 $10,784.82 $11,200.04 $11,631.24 $12,079.04 $12,544.09 $13,027.03 $13,528.57 $14,049.42
Estimated Annual Expenses $   117.21 $   121.73 $   126.41 $   131.28 $   136.33 $   141.58 $   147.03 $   152.69 $   158.57
-----------------------------------------------------------------------------------------------------------------------------


Series I--Annual Expense
Ratio 1.15%                Year 10
------------------------------------
Cumulative Return Before
 Expenses                     62.89%
Cumulative Return After
 Expenses                     45.90%
End of Year Balance       $14,590.33
Estimated Annual Expenses $   164.68
------------------------------------



[LOGO]Investment Risks

BEFORE ALLOCATING VARIABLE     You should determine the level of risk with which
PRODUCT VALUES TO THE FUND,    you are comfortable before you allocate con-tract
YOU SHOULD DETERMINE THE       values to the Fund. The principal risks of any
LEVEL OF RISK WITH WHICH YOU   mutual fund, including the Fund, are:
ARE COMFORTABLE. TAKE INTO
ACCOUNT FACTORS LIKE YOUR      Not Insured. Mutual funds are not insured by the
AGE, CAREER, INCOME LEVEL, AND FDIC or any other government agency, unlike bank
TIME HORIZON.                  deposits such as CDs or savings accounts.
                               No Guarantee. No mutual fund can guarantee that
                               it will meet its investment objectives.
                               Possible Loss Of Investment. A mutual fund cannot
                               guarantee its performance, nor assure you that
                               the market value of your investment will
                               increase. You may lose the money you invest, and
                               the Fund will not reimburse you for any of these
                               losses.
                               Volatility. The price of Fund shares will
                               increase or decrease with changes in the value of
                               the Fund's underlying investments and changes in
                               the equity and debt markets as a whole.

[LOGO]Principal Risks Associated With The Fund
     You should consider the special risk factors discussed below associated with the Fund's policies in determining the appropriateness of allocating your contract values to the Fund. See the Statement of Additional Information for a discussion of additional risk factors.
     MARKET RISK
     Equity stock prices vary and may fall, thus reducing the value of the Fund's investment. Certain stocks selected for the Fund's portfolio may decline in value more than the overall stock market. In general, the securities of large companies are less volatile than those of mid-size companies or small companies.
     CREDIT RISK
     The Fund may invest in debt instruments, such as notes and bonds. There is a possibility that the issuers of these instruments will be unable to meet interest payments or repay principal. Changes in the financial strength of an issuer may reduce the credit rating of its debt instruments and may affect their value.
     DEBT SECURITIES RISK
     Debt securities include bonds, notes, and other securities that give the holder the right to receive fixed amounts of principal, interest, or both on a date in the future or on demand. Debt securities also are often referred to as fixed-income securities, even if the rate of interest varies over the life of the security.
     Debt securities are generally subject to credit risk and market risk. Credit risk is the risk that the issuer of the security may be unable to meet interest or principal payments or both as they come due. Market risk is the risk that the market value of the security may decline for a variety of reasons, including changes in interest rates. An increase in interest rates tends to reduce the market values of debt securities in which the Fund invests. A decline in interest rates tends to increase the market values of debt securities in which the Fund invests.

     Moody's Investors Service, Inc. (Moody's) and Standard & Poor's (S&P) ratings provide a useful but not certain guide to the credit risk of many debt securities. The lower the rating of a debt security, the greater the credit risk the rating service assigns to the security. To compensate investors for accepting that greater risk, lower-rated securities tend to offer higher interest rates. Lower-rated debt securities are often referred to as "junk bonds." A debt security is considered lower grade if it is rated Ba or less by Moody's or BB or less by S&P.

     Lower-rated and non-rated debt securities of comparable quality are subject to wider fluctuations in yields and market values than higher-rated debt securities and may be considered speculative. Junk bonds are perceived by independent rating agencies as having a greater risk that their issuers will not be able to pay the interest and principal as they become due over the life of the bond. In addition to the loss of interest payments, the market value of a defaulted bond would likely drop, and the Fund would be forced to sell it at a loss. Debt securities rated lower than B by either S&P or Moody's are usually considered to be highly speculative.
     In addition to poor individual company performance in the marketplace or in internal management, a significant economic downturn or increase in interest rates may cause issuers of debt securities to experience increased financial problems which could hurt their ability to pay principal and interest obligations, to meet projected business goals, and to obtain additional financing. These conditions more severely affect issuers of lower-rated debt securities. The market for lower-rated straight debt securities may not be as liquid as the market for higher-rated straight debt securities. Therefore, the Advisor attempts to limit purchases of lower-rated securities to securities having an established secondary market.
     Debt securities rated Caa by Moody's may be in default or may present risks of non-payment of principal or interest. Lower-rated securities by S&P (categories BB, B, or CCC) include those which are predominantly speculative because of the issuer's perceived capacity to pay interest and repay principal in accordance with their terms; BB indicates the lowest degree of speculation and CCC a high degree of speculation. While such bonds will likely have some quality and protective characteristics, these are usually outweighed by large uncertainties or major risk exposures to adverse conditions.
     FOREIGN SECURITIES RISKS
     Investments in foreign and emerging markets carry special risks, including currency, political, regulatory, and diplomatic risks.
       Currency Risk. A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of the Fund's investment in a security valued in the foreign currency, or based on that currency value. Political Risk. Political actions, events, or instability may result in unfavorable changes in the value of a security.
       Regulatory Risk. Government regulations may affect the value of a security. In foreign countries, securities markets that are less regulated than those in the U.S. may permit trading practices that are not allowed in the U.S.
       Diplomatic Risk. A change in diplomatic relations between the U.S. and a foreign country could affect the value or liquidity of investments.
     INTEREST RATE RISK
     Changes in interest rates will affect the resale value of debt securities held in the Fund's portfolio. In general, as interest rates rise, the resale value of debt securities decreases; as interest rates decline, the resale value of debt securities generally increases. Debt securities with longer maturities usually are more sensitive to interest rate movements. LIQUIDITY RISK
     The Fund's portfolio is liquid if the Fund is able to sell the securities it owns at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security.
     Investments in smaller companies or in foreign companies or companies in emerging markets are subject to a variety of risks, including potential lack of liquidity.
     DERIVATIVES RISK
     A derivative is a financial instrument whose value is "derived," in some manner, from the price of another security, index, asset, or rate. Derivatives include options contracts, among a wide range of other instruments. The principal risk of investments in derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Some derivatives are more sensitive to interest rate changes and market price fluctuations than others. Also, derivatives are subject to counterparty risk, described below.
     Options are a common type of derivative that a Fund may occasionally use to hedge its investments. An option is the right to buy and sell a security or other instrument, index or commodity at a specific price on or before a specific date. The use of options may increase the performance of the Fund, but may also increase market risk. Other types of derivatives include futures, swaps, caps, floors, and collars.
     COUNTERPARTY RISK
     This is a risk associated primarily with repurchase agreements and some derivatives transactions. It is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the Fund.
     LACK OF TIMELY INFORMATION RISK
     Timely information about a security or its issuer may be unavailable, incomplete, or inaccurate. This risk is more common to securities issued by foreign companies and companies in emerging markets than it is to the securities of U.S.-based companies.
                 --------------------------------------------

     Although the Fund generally invests in equity and debt securities, the Fund also may invest in other types of securities and other financial instruments indicated in the chart below. Although these investments typically are not part of the Fund's principal investment strategy, they may constitute a significant portion of the Fund's portfolio, thereby possibly exposing the Fund and its investors to the following additional risks.

INVESTMENT                                                                              RISKS
--------------------------------------------------------------------------------------------------------------------------
American Depositary Receipts (ADRs)
These are securities issued by U.S. banks that represent shares of foreign corporations Market, Information, Political,
held by those banks. Although traded in U.S. securities markets and valued in U.S.      Regulatory, Diplomatic, Liquidity,
dollars, ADRs carry most of the risks of investing directly in foreign securities.      and Currency Risks
--------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements
A contract under which the seller of a security agrees to buy it back at an agreed-upon Credit and Counterparty Risks price and time in the future.
--------------------------------------------------------------------------------------------------------------------------

[LOGO]Temporary Defensive Positions
     When securities markets or economic conditions are unfavorable or unsettled, the Advisor might try to protect the assets of the Fund by investing in securities that are highly liquid, such as high-quality money market instruments like short-term U.S. government obligations, commercial paper, or repurchase agreements, even though that is not the normal investment strategy of the Fund. The Advisor has the right to invest up to 100% of the Fund's assets in these securities, although we are unlikely to do so. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, they also have their own risks. Investments that are highly liquid or comparatively safe tend to offer lower returns. Therefore, the Fund's performance could be comparatively lower if it concentrates in defensive holdings.
Fund Management
                         INVESTMENT ADVISOR

AIM, INVESCO INSTITUTIONAL   AIM is the investment advisor for the Fund and INVESCO Institutional is the
AND ADI ARE SUBSIDIARIES OF  sub-advisor for the Fund. INVESCO Institutional is an affiliate of INVESCO. AIM is
AMVESCAP PLC, AN             located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The Fund's
INTERNATIONAL INVESTMENT     investment advisor manages the investment operations of the Fund and has agreed to
MANAGEMENT COMPANY THAT      perform or arrange for the performance of the Fund's day-to-day management. AIM has
MANAGES MORE THAN $382 BIL-  acted as an investment advisor since its organization in 1976. Today, AIM, together
LION IN ASSETS WORLDWIDE.    with its subsidiaries, advises or manages over 200 investment portfolios,
AMVESCAP IS BASED IN LONDON, encompassing a broad range of investment objectives. INVESCO Institutional (N.A.),
WITH MONEY MANAGERS          Inc.- National Asset Division and Fixed Income/Stable Value Division, is located at
LOCATED IN EUROPE, NORTH     The Aegon Center, 400 West Market Street, Louisville, Kentucky 40402. INVESCO
AND SOUTH AMERICA, AND THE   Institutional and its subsidiaries manage investment products that span a wide range
FAR EAST.                    of asset classes from fixed income to value, core, and growth equities to alternative investments such as real estate and private capital. INVESCO
                             Institutional manages more than 1,300 separate portfolios for clients located around the world. As sub-advisor, INVESCO Institutional is responsible for the Fund's day-to-day management, including the Fund's investment decisions and the execution of securities transactions with respect to the Fund.
                             A I M Distributors, Inc. (ADI) is the Fund's distributor and is responsible for the sale of the Fund's shares. AIM, INVESCO Institutional and ADI are subsidiaries of
                             AMVESCAP PLC.
                             Prior to April 30, 2004, INVESCO served as the investment advisor for the Fund.
                             During the fiscal year ended December 31, 2004, AIM or INVESCO received compensation of 0.75% of average daily net assets. The annual management fee payable to the investment advisor pursuant to the invest-ment advisory agreement was 0.75% of average daily net assets, based on net asset levels. AIM has contractually agreed to advisory fee waivers for the period January 1, 2005 to December 31, 2009 as part of its settlement with the Attorney General of New York (NYAG). The advisor will waive advi-sory fees to the extent necessary so that the advisory fee payable does not exceed the advisory fee rates after January 1, 2005. Following are the advisory fee rates before and after January 1, 2005.

     ----------------------------------------------------------------------
     ADVISORY FEE RATES BEFORE               ADVISORY FEE RATES AFTER
     JANUARY 1, 2005 WAIVER                   JANUARY 1, 2005 WAIVER
     ----------------------------------------------------------------------
     0.75% of average daily net assets     0.695% of the first $250 million
                                             0.67% of the next $250 million
                                            0.645% of the next $500 million
                                             0.62% of the next $1.5 billion
                                            0.595% of the next $2.5 billion
                                             0.57% of the next $2.5 billion
                                            0.545% of the next $2.5 billion
                                       0.52% of the excess over $10 billion




     On October 8, 2004, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM Funds) and AIM reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission (SEC), the NYAG and the Colorado Attorney General
     (COAG), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. (ADI) (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.


     Under the settlements, $325 million will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and $50 million will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity. These settlement Funds will be distributed in accordance with a methodology to be determined by an independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and the COAG, AIM has also agreed to reduce management fees on certain AIM equity and balanced Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees during this period. In addition, as required by the settlements, AIM is undertaking certain governance and compliance reforms and reviewing its policies and procedures.


     At the request of the trustees of the AIM Funds, AMVESCAP PLC (AMVESCAP), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by such Funds related to market timing matters.

     The independent trustees of the AIM Funds have been assisted by their own independent counsel and financial expert in their own investigation of market timing activity in the AIM Funds. A special committee, consisting of four independent trustees, was formed to oversee this investigation. None of the costs of this investigation will be borne by the AIM Funds or by Fund shareholders.
     IFG, AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
     Section 529 college savings plans and procedures for locating lost securityholders. Additional regulatory inquiries related to these or other issues may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

     A number of private civil lawsuits related to market timing, late trading and related issues have been filed against (depending on the lawsuit) certain of the AIM Funds, IFG, AIM, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties. All such lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland for consolidated or coordinated pre-trial proceedings. Other private civil lawsuits have been filed against (depending on the lawsuit) IFG, AIM, ADI, certain related entities, certain of their current and former officers and/or certain of the AIM Funds and their trustees alleging the improper use of fair value pricing, excessive advisory and/or distribution fees, improper charging of distribution fees on limited offering Funds or share classes and improper mutual fund sales practices and directed-brokerage arrangements and participation in class action settlements.


     Additional civil lawsuits related to the above or other issues may be filed by private litigants or by regulators against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

     You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the Fund's Statement of Additional Information and on AIM's Internet website under the heading "Settled Enforcement Actions and Investigations Related to Market Timing, Regulatory Inquiries and Pending Litigation" (http://www.aiminvestments.com/regulatory).

     As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.
Portfolio Managers
     The following individuals are jointly and primarily responsible for the day-to-day management of the Fund's portfolio:

     Carl W. Hafele, CFA, CPA, INVESCO-NAM CEO and Portfolio Manager, has been responsible for the Fund since 2003 and has been associated with the Advisor and/or its affiliates since 2001.


     John W. Ferreby, CFA, Portfolio Manager, has been responsible for the Fund since 2003 and has been associated with the Advisor and/or its affiliates since 2001.


     J. Jeffrey Krumpelman, CFA, Portfolio Manager has been responsible for the Fund since 2003 and has been associated with the Advisor and/or its affiliates since 2001.


     Richard E. Herrmann, CFA, Portfolio Manager has been responsible for the Fund since 2003 and has been associated with the Advisor and/or its affiliates since 2001.


     Alfred H. Shepard, CFA, Portfolio Manager has been responsible for the Fund since 2004 and has been associated with the Advisor and/or its affiliates since 2004. From 2000 through 2004 he served as Director of Investments for PNC Bank.


     More information on the Fund's portfolio managers may be found on the Advisor's website (http://www.aiminvestments.com). The website is not part of this prospectus.

     The Fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the Fund, a description of their compensation structure, and information regarding other accounts they manage.
Purchase And Redemption Of Shares
     The Fund ordinarily effects orders to purchase and redeem shares at the Fund's next computed net asset value after it receives an order. Insurance companies participating in the Fund serve as the Fund's designee for receiving orders of separate accounts that invest in the Fund. The Fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the NYSE restricts or suspends trading.

     Although the Fund generally intends to pay redemption proceeds solely in cash, the Fund reserves the right to determine, in its sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).


     Shares of the Fund are offered in connection with mixed and shared funding, i.e., to separate accounts of affiliated and unaffiliated insurance companies funding variable products. The Fund currently offers shares only to insurance company separate accounts. In the future, the Fund may offer them to pension and retirement plans that qualify for special federal income tax treatment. The Fund and AIM have applied for regulatory relief to enable the Fund's shares to be sold to and held by one or more Fund of Funds (open-end management investment companies or series thereof that offer their shares exclusively to insurance companies, their separate accounts and/or qualified plans). The Fund plans to offer its shares to Fund of Funds following receipt of the requested regulatory relief. Due to differences in tax treatment and other considerations, the interests of Fund shareholders, including variable product owners and plan participants investing in the Fund (whether directly or indirectly through Fund of Funds), may conflict.


     Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one insurance company separate account investing directly or indirectly in a Fund could cause variable products funded through another insurance company separate account to lose their tax-deferred status, unless remedial actions were taken. The Board of Trustees (the Board) of the Fund will monitor for the existence of any material conflicts and determine what action, if any, should be taken. A Fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account (or plan) withdrawing because of a conflict.

Excessive Short-Term Trading Activity Disclosures

     The Fund's investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the Fund's shares (i.e., purchases of Fund shares followed shortly thereafter by redemptions of such shares, or vice versa) may hurt the long-term performance of the Fund by requiring it to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of the Fund by causing it to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of Fund shares held by long-term investors may be diluted.

     The Board has adopted policies and procedures designed to discourage excessive short-term trading of Fund shares. The Fund may alter its policies and procedures at any time without giving prior notice to Fund shareholders, if the advisor believes the change would be in the best interests of long-term investors.

     Pursuant to the Fund's policies and procedures, AIM and its affiliates (collectively the AIM Affiliates) currently use the following tools designed to discourage excessive short-term trading in the Fund:

       (1)trade activity monitoring; and
       (2)the use of fair value pricing consistent with procedures approved by the Board.
     Each of these tools is described in more detail below.
     In addition, restrictions designed to discourage or curtail excessive short-term trading activity may be imposed by the insurance companies and/or their separate accounts that invest in the Fund on behalf of variable product owners. Variable product owners should refer to the applicable contract and related prospectus for more details.
     TRADE ACTIVITY MONITORING
     To detect excessive short-term trading activities, the AIM Affiliates will monitor, on a daily basis, selected aggregate purchase, or redemption trade orders placed by insurance companies and/or their separate accounts. The AIM Affiliates will seek to work with insurance companies to discourage variable product owners from engaging in abusive trading practices. However, the ability of the AIM Affiliates to monitor trades that are placed by variable product owners is severely if not completely limited due to the fact that the insurance companies trade with the Fund through omnibus accounts, and maintain the exclusive relationship with, and are responsible for maintaining the account records of, their variable product owners. There may also be legal and technological limitations on the ability of insurance companies to impose restrictions on the trading practices of their variable product owners. As a result, there can be no guarantee that the AIM Affiliates will be able to detect or deter market timing by variable product owners.

     If, as a result of this monitoring, the AIM Affiliates believe that a variable product owner has engaged in excessive short-term trading (regardless of whether or not the insurance company's own trading restrictions are exceeded), the AIM Affiliates will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the insurance company to take action to stop such activities, or (ii) refusing to process future purchases related to such activities in the insurance company's account with the Fund. AIM Affiliates will use reasonable efforts to apply the Fund's policies uniformly given the potential limitations described above.

     FAIR VALUE PRICING
     Securities owned by the Fund are to be valued at current market value if market quotations are readily available. All other securities and assets of the Fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of the Fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.
     See "Pricing of Shares -- Determination of Net Asset Value" for more information.
     RISKS
     There is the risk that the Funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive short-term trading. Although these policies and procedures, including the tools described above, are designed to discourage excessive short-term trading, they do not eliminate the possibility that excessive short-term trading activity in the Fund will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with the best interests of long-term investors. However, there can be no assurance that the AIM Affiliates will be able to gain access to any or all of the information necessary to detect or prevent excessive short-term trading by a variable product owner. While the AIM Affiliates and the Fund may seek to take actions with the assistance of the insurance companies that invest in the Fund, there is the risk that neither the AIM Affiliates nor the Fund will be successful in their efforts to minimize or eliminate such activity.
Pricing of Shares
     DETERMINATION OF NET ASSET VALUE
     The price of the Fund's shares is the Fund's net asset value per share. The Fund values portfolio securities for which market quotations are readily available at market value. The Fund values all other securities and assets for which market quotations are not readily available at their fair value in good faith using procedures approved by the Board of the Fund. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

     Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the Fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Advisor determines that the closing price of the security is unreliable, the Advisor will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.
     Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual Funds to calculate their net asset values.
     The Advisor may use indications of fair value from pricing services approved by the Board. In other circumstances, the Advisor valuation committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, the Advisor routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board. Specific types of securities are valued as follows:
     Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, the Advisor will value the security at fair value in good faith using procedures approved by the Board.
     Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If an issuer specific event has occurred that the Advisor determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. The Advisor also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where the Advisor believes, at the approved degree of certainty, that the price is not reflective of current market value, the Advisor will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.
     Fund securities primarily traded on foreign markets may trade on days that are not business days of the Fund. Because the net asset value of Fund shares is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the Fund.
     Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service is unreliable, the Advisor the valuation committee may fair value the security using procedures approved by the Board.
     Short-term Securities: The Fund's short-term investments are valued at amortized cost when the security has 60 days or less to maturity.
     Futures and Options: Futures and options are valued on the basis of market quotations, if available.
     Open-end Funds: To the extent the Fund invests in other open-end Funds, the investing Fund will calculate its net asset value using the net asset value of the underlying Fund in which it invests.
     The Fund discloses portfolio holdings at different times and with different lag times to insurance companies issuing variable products that invest in the Fund, and in annual, semi-annual and quarterly shareholder reports. Refer to such reports to determine the types of securities in which a Fund has invested. You may also refer to the Statement of Additional Information to determine what types of securities in which the Fund may invest. You may obtain copies of these reports or of the Statement of Additional Information from the insurance company that issued your variable product, or from the advisor as described on the back cover of this prospectus.

     The Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or earlier NYSE closing time that day.
     Taxes                          [GRAPHIC]
     The amount, timing and character of distributions to the separate account may be affected by special tax rules applicable to certain investments purchased by the Fund. Variable product owners should refer to the prospectus for their variable products for information regarding the tax consequences of owning such variable products and should consult their tax advisors before investing.
     Dividends And Distributions    [GRAPHIC]
     DIVIDENDS
     The Fund generally declares and pays dividends, if any, annually to separate accounts of insurance companies issuing the variable products. The Fund expects that its distributions will consist primarily of capital gains.
     CAPITAL GAINS DISTRIBUTIONS
     The Fund generally distributes long-term and short-term capital gains, if any, annually to separate accounts of insurance companies issuing the variable products.
     At the election of insurance companies issuing the variable products dividends and distributions are automatically reinvested at net asset value in shares of the Fund.
Voting Rights
     Since the shares of the Fund are owned by your insurance company and not by you directly, you will not vote shares of the Fund. Your insurance company will vote the shares that it holds as required by state and federal law. Your contract prospectus contains more information on your rights to instruct your insurance company how to vote Fund shares held in connection with your contract.
Share Classes
     The Fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan". This prospectus relates to the Series I shares.
Payments to Insurance Companies

     ADI, the distributor of the Fund, or one or more of its corporate affiliates, may make cash revenue sharing payments to the insurance company that issued your variable product or its affiliates in connection with promotion of the Fund and certain other marketing support services. ADI makes these payments from its own resources.


     ADI makes revenue sharing payments as incentives to certain insurance companies to promote the sale and retention of shares of the Fund. The benefits ADI receives when it makes these payments may include, among other things, adding the Fund to the list of underlying investment options in the insurance companies' variable products, and access (in some cases on a preferential basis over other competitors) to individual members of the insurance companies' sales force or to the insurance companies' management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the insurance company for including the Fund in its variable products (on its "sales shelf"). ADI compensates insurance companies differently depending typically on the level and/or type of considerations provided by the insurance company. The revenue sharing payments ADI makes may be calculated on sales of shares of the Fund (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold to the insurance company during the particular period. Such payments also may be calculated on the average daily net assets of the Fund attributable to that particular insurance company (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make sales of shares of the Fund and Asset-Based Payments primarily create incentives to retain assets of the Fund in insurance company separate accounts.


     ADI is motivated to make the payments described above in order to promote the sale of Fund shares and the retention of those investments by clients of insurance companies. To the extent insurance companies sell more shares of the Fund or retain shares of the Fund in their variable product owners' accounts, ADI benefits from the incremental management and other fees paid to ADI by the Fund with respect to those assets.

     In addition to the payments listed above, the Advisor may also reimburse insurance companies for certain administrative services provided to variable product owners. Under a Master Administrative Services Agreement, between the Fund and the Advisor, the Advisor is entitled to receive from the Fund reimbursement of its costs or such reasonable compensation as may be approved by the Board of the Fund. Under this arrangement, the Advisor provides, or assures that insurance companies issuing variable products will provide, certain variable product owner-related services. These services, include, but are not limited to, facilitation of variable product owners' purchase and redemption requests; distribution to existing variable product owners of copies of Fund prospectuses, proxy materials, periodic Fund reports, and other materials; maintenance of variable product owners' records; and fund services and communications. Currently, these administrative service payments made by the Fund to the Advisor are subject to an annual limit of 0.25% of the average net assets invested in the Fund by each insurance company. Any amounts paid by the Advisor to an insurance company in excess of 0.25% of the average net assets invested in the Fund are paid by the Advisor out of its own financial resources, and not out of the Fund's assets.

     You can find further details in the Statement of Additional Information about these payments and the services provided by insurance companies. In certain cases these payments could be significant to the insurance company. Your insurance company may charge you additional fees or commissions, on your variable product other than those disclosed in this prospectus. You can ask your insurance company about any payments it receives from AIM, ADI, or the Fund, as well as about fees and/or commissions it charges.

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Fund's Series I shares. Certain information reflects the financial results for a single Series I Fund share. The total returns in the table represent the annual percentages that an investor would have earned (or lost) on an investment in a share of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent registered public accountants, whose report, along with the financial statements, is included in the Fund's Annual Report. This Report is available without charge by contacting ADI at the address or telephone number on the back cover of this Prospectus.




                                                                                  Year ended December 31,
                                                                   -----------------------------------------------------
                                                                       2004        2003      2002       2001      2000
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $17.91        $14.77   $18.58     $20.71     $21.01
Income from investment operations:
  Net investment income                                             0.09/(a)/        0.13     0.21       0.20       0.23
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)      0.67          3.20    (3.76)     (2.06)      0.72
-------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                   0.76          3.33    (3.55)     (1.86)      0.95
-------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                (0.16)        (0.19)   (0.26)     (0.21)     (0.02)
-------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                                  --            --       --      (0.06)     (1.23)
-------------------------------------------------------------------------------------------------------------------------
    Total distributions                                               (0.16)        (0.19)   (0.26)     (0.27)     (1.25)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $18.51        $17.91   $14.77     $18.58     $20.71
-------------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                     4.24%        22.60%   (19.11)%    (8.97)%    4.87%
-------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                            $95,908      $109,203  $95,531   $133,754   $126,683
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                            1.21%/(c)/       1.10%    1.12%      1.09%      1.08%
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets               0.36%/(a)(c)/    0.82%    0.99%      1.27%      1.37%
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                 40%           93%      49%        29%        69%
-------------------------------------------------------------------------------------------------------------------------


/(a)/Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. On December 2, 2004. Net investment income per share and the ratio of net investment to average net assets excluding the special dividend are $0.04 and 0.08%, respectively.


/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.


/(c)/Ratios are based on average daily net assets of $99,049,029.

                       Obtaining Additional Information
--------------------------------------------------------------------------------
More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the Fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the Fund's investments. The Fund's annual report also discusses the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. Beginning with the fiscal periods ending after July 9, 2004, the Fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.
If you wish to obtain free copies of the Fund's current SAI or annual or semiannual reports, please contact the insurance company that issued your variable products, or you may contact us by mail at A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173 or

                          By Telephone: (800) 410-4246

Because you cannot purchase shares of the Fund directly, these documents have not been made available on our website.
The Fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable products that invest in the Fund.
You can also review and obtain copies of the Fund's SAI, financial reports, the Fund's Form N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Room, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.
  AIM V.I. Core Stock Fund Series I
  SEC 1940 Act file number: 811-7452

                     [LOGO] Your goals
                      Our solutions/R/
                                   AIM
AIMinvestments.com      Investments/R/

PROSPECTUS | April 29, 2005
AIM V.I. CORE STOCK FUND
SERIES II SHARES
A mutual fund sold exclusively to insurance company separate accounts funding variable annuity contracts and variable life insurance policies.

This prospectus contains important information about the Series II class shares (Series II shares) of the Fund. Please read it before investing and keep it for future reference.


TABLE OF CONTENTS
Investment Goals, Strategies, And Risks................ 2
Disclosure Of Portfolio Holdings....................... 3
Fund Performance....................................... 4
Fees Table, Expenses Example, And Hypothetical
  Investment And Expense Information................... 5
Investment Risks....................................... 6
Principal Risks Associated With The Fund............... 6
Temporary Defensive Positions.......................... 8
Fund Management........................................ 9
Portfolio Managers..................................... 10
Purchase And Redemption Of Shares...................... 11
Excessive Short-Term Trading Activity Disclosures...... 11
Pricing Of Shares...................................... 12
Taxes.................................................. 13
Dividends And Distributions............................ 13
Voting Rights.......................................... 13
Share Classes.......................................... 14
Distribution Plan...................................... 14
Payments To Insurance Companies........................ 14
Financial Highlights................................... 15

The AIM family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.
No dealer, salesperson, or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus, and you should not rely on such other information or representations.
The Securities and Exchange Commission has not approved or disapproved the shares of this Fund. Likewise, the Commission has not determined if this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a federal crime.
  AIM VARIABLE INSURANCE FUNDS
[GRAPHIC] Your goals
Our solutions/sm/
AIM
Investments

     A I M Advisors, Inc. (AIM or Advisor) is the investment advisor for the Fund and INVESCO Institutional (N.A.), Inc. (INVESCO Institutional), is the sub-advisor for the Fund. Prior to April 30, 2004, the Fund was a series portfolio of INVESCO Variable Investment Funds, Inc., a Maryland corporation (the Company). On April 30, 2004, the Fund became a series portfolio of AIM Variable Insurance Funds, a Delaware statutory trust. Prior to April 30, 2004, INVESCO Funds Group, Inc. (INVESCO) served as the investment advisor for the series portfolio of the Company. AIM, INVESCO and INVESCO Institutional are affiliates of one another.

     Shares of the Fund are used as investment vehicles for variable annuity contracts and variable life insurance policies (variable products) issued by certain insurance companies. You cannot purchase shares of the Fund directly. As an owner of a variable product (variable product owner) that offers the Fund as an investment option, however, you may allocate your variable product values to a separate account of the insurance company that invests in shares of the Fund.
     Your variable product is offered through its own prospectus, which contains information about your variable product, including how to purchase the variable product and how to allocate variable product values to the Fund.
THIS PROSPECTUS WILL TELL YOU MORE ABOUT:
     Investment Goals & Strategies  [GRAPHIC]
[LOGO]Potential Investment Risks
     Past Performance               [GRAPHIC]
        ---------------------------------------------------------------
                                    [GRAPHIC]
     [LOGO]
          Investment Goals, Strategies, And Risks

FOR MORE DETAILS ABOUT  The Fund seeks to provide a high total return
THE FUND'S MARKET       through both growth and current income. It is
OUTLOOK, PLEASE SEE THE actively managed. The Fund invests in a mix of
MOST RECENT ANNUAL OR   equity securities and debt securities, as well as
SEMIANNUAL REPORT.      in options and other investments whose value is
                        based on the values of these securities.
                        The Fund normally invests at least 80% of its net assets in common and preferred stocks. At least
                        50% of stocks which the Fund holds will be dividend-paying common and preferred stocks.
                        Stocks selected for the Fund generally are expected to produce income and consistent, stable returns. Although the Fund focuses on the stocks of larger companies with a history of paying dividends, it also may invest in companies that have not paid regular dividends. The Fund's equity investments are limited to stocks that can be traded easily in the United States. It may, however, invest in foreign securities in the form of American Depository Receipts (ADRs).


     The Fund will be primarily invested in large-capitalization stocks that possess one of three attributes that are attractive relative to the Standard & Poor's 500 Composite Stock Price Index (the S&P 500): (i) a low price-to-earnings ratio, (ii) a high dividend yield, or (iii) consistent growth.

     The Fund may invest up to 25% of its assets in securities of non-U.S. issuers, provided that all such securities are denominated and pay interest in U.S. dollars (such as Eurobonds and Yankee Bonds). Securities of Canadian issuers and American Depositary Receipts are not subject to this limitation.
     The Fund is managed in a blend of the growth and value investing styles. To be managed in the growth investing style means that we focus on company fundamentals and growth prospects. Growth investing may be more volatile than other investment styles because growth stocks are more sensitive to investor perceptions of an issuing company's growth potential. To be managed in the value investing style means that we seek securities, particularly stocks, that are currently undervalued by the market -- companies that are performing well, or have solid management and products, but whose stock prices do not reflect that value.
     Because the Fund invests primarily in the securities of larger companies, the Fund's share price tends to rise and fall with the up and down price movements of larger company stocks. Due to its investment strategy, the Fund's portfolio includes relatively few smaller companies, which may be a disadvantage if smaller companies outperform the broad market.
     Investing in preferred stocks often is more costly than investing in common stock of the same company. The additional cost of investing in preferred stock may outweigh the benefit of dividend payments if the market value of the preferred stock does not sufficiently appreciate. Although the Fund is subject to a number of risks that could affect its performance, its principal risk is market risk -- that is, that the price of the securities in its portfolio will rise and fall due to price movements in the securities markets, and the securities held in the Fund's portfolio may decline in value more than the overall securities markets.

     At any given time, the Fund may be subject to sector risk. Companies that have similar lines of business (for example, financial services, health, or technology) are grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. The Fund is not limited with respect to sectors in which it can invest. If the portfolio managers allocate more of the Fund's portfolio holdings to a particular economic sector, the Fund's overall performance will be more susceptible to the economic, business, or other developments which generally affect that sector. The Fund can still be diversified, even if it is heavily weighted in one or more sectors.

     The Fund is subject to other principal risks such as potential conflicts, credit, debt securities, foreign securities, interest rate, liquidity, counterparty, and lack of timely information risks. These risks are described and discussed later in the Prospectus under the headings "Investment Risks" and "Principal Risks Associated With The Fund." An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. As with any mutual fund, there is always a risk that an investment in the Fund may lose money.

     Disclosure Of Portfolio Holdings
     A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Fund's Statement of Additional information.

     Fund Performance               [GRAPHIC]
     The bar chart and table below show the Fund's performance (commonly known as its "total return") for the periods ended December 31. Remember, past performance does not indicate how the Fund will perform in the future.
     The Fund's average annual total returns shown below are net of its expenses, but do not reflect the additional fees and expenses assessed in connection with your variable product. If those variable product fees and expenses were included, the returns would be less than those shown. Performance shown for periods prior to the inception date of the Series II shares reflects the Series I shares performance, adjusted to reflect the impact that the Rule 12b-1 plan of Series II shares would have had if the Series II shares had then existed. Series I shares are not offered by this prospectus. The Series I and Series II shares invest in the same portfolio of securities and will have substantially similar performance, except to the extent that the expenses borne by each share class differ. Series II shares have higher expenses (and therefore lower performance) resulting from its Rule 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Fund).
     The following performance table compares the Fund's performance to those of an unmanaged broad-based securities market index, style-specific index and peer-group index. The Fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the Fund may deviate significantly from the performance of the indices shown below.

   AIM V.I. CORE STOCK FUND (SERIES II)
          ANNUAL TOTAL RETURN/1/
------------------------------------------------------------------------
                                    [CHART]
'95     '96    '97    '98     '99     '00    '01    '02     '03    '04
------ ------ ------- ------- ------ ------ ------ ------- ------  ----
28.93% 21.97% 27.85%  15.01%  14.55%  4.60% (9.20%)(19.31%) 22.29% 3.99%
------------------------------------------------------------------------
 Best Calendar Qtr.  6/03  14.65%
 Worst Calendar Qtr.  9/02 (17.59%)


   /1/ For periods prior to April 30, 2004, performance shown relates to a predecessor fund advised by INVESCO. The returns shown for these periods are the blended returns of the historical performance of the Fund's Series II shares since their inception and the restated historical performance of the predecessor Fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date of the Fund's Series II shares is April 30, 2004. Total return figures include reinvested dividends and capital gain distributions and the effect of the Fund's expenses.

   /2/ The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance, and closely reflects the performance of the securities in which the Fund invests. The Lipper Large-Cap Core Fund Index (which may or may not include the Fund) is included for comparison to a peer-group.

   /3/ The indices may not reflect payment of fees, expenses or taxes.


   /4/ The Lipper Large-Cap Core Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Large-Cap Core Classification. These funds, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-Cap Core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three year sales-per-share growth value, compared to the S&P 500 index.

-------------------------------------------------------------------
                                        AVERAGE ANNUAL TOTAL RETURN
                                         FOR THE PERIODS ENDED
                                               12/31/04
                                        ---------------------------
                                        1 YEAR   5 YEARS  10 YEARS
-------------------------------------------------------------------
AIM V.I. Core Stock Fund (Series II)/1/  3.99%   (0.51%)    9.95%
S&P 500 Index/2,3/                      10.87%   (2.30%)   12.07%
Lipper Large-Cap Core Fund Index/3,4/    8.29%   (2.98%)   10.26%
-------------------------------------------------------------------

Fee Table, Expense Example, And Hypothetical Investment And Expense Information

     The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable product owner buys, holds, or redeems interest in an insurance company separate account that invests in the Series II shares of the Fund but does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.
     SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                     Series II shares
Maximum Sales Charge (Load)                N/A
Maximum Deferred Sales Charge (Load)       N/A

     ---

     "N/A" in the above table means "not applicable."

     ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)/1/

                                     Series II shares
Management Fees                           0.75%
Rule (12b-1) Fees                         0.25%
Other Expenses                            0.46%
Total Annual Fund Operating Expenses      1.46%
Fee Waiver/2,3/                           0.06%
Net Annual Fund Operating Expenses        1.40%




   /1/ Except as otherwise noted, figures shown in the table are for the year ended December 31, 2004 and are expressed as a percentage of the Fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.




    /2 /The Fund's advisor and/or distributor have contractually agreed to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series II shares to 1.45% of average daily nets assets for each series portfolio of AIM Variable Insurance Funds. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales;
        (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and
        (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The expense limitation agreement is in effect through April 30, 2006.


    /3 /Effective January 1, 2005 through December 31, 2009, the advisor has contractually agreed to waive a portion of its advisory fees. The Fee Waiver reflects this agreement. (See "Fund Management-Investment Advisor").



     EXPENSE EXAMPLE

     This Example is intended to help you compare the costs of investing in the Series II shares of the Fund with the cost of investing in other mutual funds. The Example also does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.




     The Example assumes that you invest $10,000 in the Fund's Series II shares for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same and includes the effect of any contractual fee waivers and/or expense reimbursements. To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


Series II shares            1 year 3 years 5 years 10 years
                            ------ ------- ------- --------
  AIM V.I. Core Stock Fund    $143    $443    $766   $1,717


     HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION


     The following supplemental hypothetical investment information provides additional information in a different format from the preceding Fee Table about the effect of a fund's expenses, including investment advisory fees and other Fund costs, on the Fund's return over a 10-year period. Because a fund's annual return when quoted is already reduced by the fund's fees and ex-penses for that year, this hypothetical expense information is intended to help you understand the annual and cumulative impact of a fund's fees and expenses on your investment. Assuming a hypothetical investment of $10,000 in the Fund and a 5% return before expenses each year, the chart shows the cumulative return before expenses, the cumulative return after expenses, the ending balance and the estimated annual expenses for each year one through ten. The chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The annual expense ratio, which is the same as stated in the Fee Table above, is reflected in the chart and is net of any contractual fee waiver or expense reimbursement. There is no assurance that the current annual expense ratio will be the expense ratio for the Fund. To the extent that the advisor makes any waivers or reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account any fees and expenses assessed in connection with your variable product; if they did, the expenses shown would be higher, while the ending balance shown would be lower. You should understand that this is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.




Series II--Annual
Expense
Ratio 1.40%         Year 1     Year 2     Year 3     Year 4     Year 5     Year 6     Year 7     Year 8     Year 9    Year 10
-------------------------------------------------------------------------------------------------------------------------------
Cumulative Return
 Before Expenses       5.00%     10.25%     15.76%     21.55%     27.63%     34.01%     40.71%     47.75%     55.13%     62.89%
Cumulative Return
 After Expenses        3.60%      7.33%     11.19%     15.20%     19.34%     23.64%     28.09%     32.70%     37.48%     42.43%
End of Year
 Balance          $10,360.00 $10,732.96 $11,119.35 $11,519.64 $11,934.35 $12,363.99 $12,809.09 $13,270.22 $13,747.95 $14,242.87
Estimated Annual
 Expenses         $   142.52 $   147.65 $   152.97 $   158.47 $   164.18 $   170.09 $   176.21 $   182.56 $   189.13 $   195.94
-------------------------------------------------------------------------------------------------------------------------------





[LOGO]Investment Risks

BEFORE ALLOCATING VARIABLE     You should determine the level of risk with which
PRODUCT VALUES TO THE FUND,    you are comfortable before you allocate con-tract
YOU SHOULD DETERMINE THE       values to the Fund. The principal risks of any
LEVEL OF RISK WITH WHICH YOU   mutual fund, including the Fund, are:
ARE COMFORTABLE. TAKE INTO
ACCOUNT FACTORS LIKE YOUR      Not Insured. Mutual funds are not insured by the
AGE, CAREER, INCOME LEVEL, AND FDIC or any other government agency, unlike bank
TIME HORIZON.                  deposits such as CDs or savings accounts.
                               No Guarantee. No mutual fund can guarantee that
                               it will meet its investment objectives.
                               Possible Loss Of Investment. A mutual fund cannot
                               guarantee its performance, nor assure you that
                               the market value of your investment will
                               increase. You may lose the money you invest, and
                               the Fund will not reimburse you for any of these
                               losses.
                               Volatility. The price of Fund shares will
                               increase or decrease with changes in the value of
                               the Fund's underlying investments and changes in
                               the equity and debt markets as a whole.

[LOGO]Principal Risks Associated With The Fund
     You should consider the special risk factors discussed below associated with the Fund's policies in determining the appropriateness of allocating your contract values to the Fund. See the Statement of Additional Information for a discussion of additional risk factors.
     MARKET RISK
     Equity stock prices vary and may fall, thus reducing the value of the Fund's investment. Certain stocks selected for the Fund's portfolio may decline in value more than the overall stock market. In general, the securities of large companies are less volatile than those of mid-size companies or small companies.
     CREDIT RISK
     The Fund may invest in debt instruments, such as notes and bonds. There is a possibility that the issuers of these instruments will be unable to meet interest payments or repay principal. Changes in the financial strength of an issuer may reduce the credit rating of its debt instruments and may affect their value.
     DEBT SECURITIES RISK
     Debt securities include bonds, notes, and other securities that give the holder the right to receive fixed amounts of principal, interest, or both on a date in the future or on demand. Debt securities also are often referred to as fixed-income securities, even if the rate of interest varies over the life of the security.
     Debt securities are generally subject to credit risk and market risk. Credit risk is the risk that the issuer of the security may be unable to meet interest or principal payments or both as they come due. Market risk is the risk that the market value of the security may decline for a variety of reasons, including changes in interest rates. An increase in interest rates tends to reduce the market values of debt securities in which the Fund invests. A decline in interest rates tends to increase the market values of debt securities in which the Fund invests.

     Moody's Investors Service, Inc. (Moody's) and Standard & Poor's (S&P) ratings provide a useful but not certain guide to the credit risk of many debt securities. The lower the rating of a debt security, the greater the credit risk the rating service assigns to the security. To compensate investors for accepting that greater risk, lower-rated securities tend to offer higher interest rates. Lower-rated debt securities are often referred to as "junk bonds." A debt security is considered lower grade if it is rated Ba or less by Moody's or BB or less by S&P.

     Lower-rated and non-rated debt securities of comparable quality are subject to wider fluctuations in yields and market values than higher-rated debt securities and may be considered speculative. Junk bonds are perceived by independent rating agencies as having a greater risk that their issuers will not be able to pay the interest and principal as they become due over the life of the bond. In addition to the loss of interest payments, the market value of a defaulted bond would likely drop, and the Fund would be forced to sell it at a loss. Debt securities rated lower than B by either S&P or Moody's are usually considered to be highly speculative.
     In addition to poor individual company performance in the marketplace or in internal management, a significant economic downturn or increase in interest rates may cause issuers of debt securities to experience increased financial problems which could hurt their ability to pay principal and interest obligations, to meet projected business goals, and to obtain additional financing. These conditions more severely affect issuers of lower-rated debt securities. The market for lower-rated straight debt securities may not be as liquid as the market for higher-rated straight debt securities. Therefore, the Advisor attempts to limit purchases of lower-rated securities to securities having an established secondary market.
     Debt securities rated Caa by Moody's may be in default or may present risks of non-payment of principal or interest. Lower-rated securities by S&P (categories BB, B, or CCC) include those which are predominantly speculative because of the issuer's perceived capacity to pay interest and repay principal in accordance with their terms; BB indicates the lowest degree of speculation and CCC a high degree of speculation. While such bonds will likely have some quality and protective characteristics, these are usually outweighed by large uncertainties or major risk exposures to adverse conditions.
     FOREIGN SECURITIES RISKS
     Investments in foreign and emerging markets carry special risks, including currency, political, regulatory, and diplomatic risks.
       Currency Risk. A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of the Fund's investment in a security valued in the foreign currency, or based on that currency value. Political Risk. Political actions, events, or instability may result in unfavorable changes in the value of a security.
       Regulatory Risk. Government regulations may affect the value of a security. In foreign countries, securities markets that are less regulated than those in the U.S. may permit trading practices that are not allowed in the U.S.
       Diplomatic Risk. A change in diplomatic relations between the U.S. and a foreign country could affect the value or liquidity of investments.
     INTEREST RATE RISK
     Changes in interest rates will affect the resale value of debt securities held in the Fund's portfolio. In general, as interest rates rise, the resale value of debt securities decreases; as interest rates decline, the resale value of debt securities generally increases. Debt securities with longer maturities usually are more sensitive to interest rate movements. LIQUIDITY RISK
     The Fund's portfolio is liquid if the Fund is able to sell the securities it owns at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security.
     Investments in smaller companies or in foreign companies or companies in emerging markets are subject to a variety of risks, including potential lack of liquidity.
     DERIVATIVES RISK
     A derivative is a financial instrument whose value is "derived," in some manner, from the price of another security, index, asset, or rate. Derivatives include options contracts, among a wide range of other instruments. The principal risk of investments in derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Some derivatives are more sensitive to interest rate changes and market price fluctuations than others. Also, derivatives are subject to counterparty risk, described below.
     Options are a common type of derivative that a Fund may occasionally use to hedge its investments. An option is the right to buy and sell a security or other instrument, index, or commodity at a specific price on or before a specific date. The use of options may increase the performance of the Fund, but also may increase market risk. Other types of derivatives include futures, swaps, caps, floors, and collars.
     COUNTERPARTY RISK
     This is a risk associated primarily with repurchase agreements and some derivatives transactions. It is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the Fund.
     LACK OF TIMELY INFORMATION RISK
     Timely information about a security or its issuer may be unavailable, incomplete, or inaccurate. This risk is more common to securities issued by foreign companies and companies in emerging markets than it is to the securities of U.S.-based companies.
                 --------------------------------------------
     Although the Fund generally invests in equity and debt securities, the Fund also may invest in other types of securities and other financial instruments indicated in the chart below. Although these investments typically are not part of the Fund's principal investment strategy, they may constitute a significant portion of the Fund's portfolio, thereby possibly exposing the Fund and its investors to the following additional risks.

INVESTMENT                                                                              RISKS
--------------------------------------------------------------------------------------------------------------------------
American Depositary Receipts (ADRs)
These are securities issued by U.S. banks that represent shares of foreign corporations Market, Information, Political,
held by those banks. Although traded in U.S. securities markets and valued in U.S.      Regulatory, Diplomatic, Liquidity,
dollars, ADRs carry most of the risks of investing directly in foreign securities.      and Currency Risks
--------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements
A contract under which the seller of a security agrees to buy it back at an agreed-upon Credit and Counterparty Risks price and time in the future.
--------------------------------------------------------------------------------------------------------------------------

[LOGO]Temporary Defensive Positions
     When securities markets or economic conditions are unfavorable or unsettled, the Advisor might try to protect the assets of the Fund by investing in securities that are highly liquid, such as high-quality money market instruments like short-term U.S. government obligations, commercial paper, or repurchase agreements, even though that is not the normal investment strategy of the Fund. The Advisor has the right to invest up to 100% of the Fund's assets in these securities, although we are unlikely to do so. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, they also have their own risks. Investments that are highly liquid or comparatively safe tend to offer lower returns. Therefore, the Fund's performance could be comparatively lower if it concentrates in defensive holdings.

Fund Management
                         INVESTMENT ADVISOR

AIM, INVESCO INSTITUTIONAL   AIM is the investment advisor for the Fund and INVESCO Institutional is
AND ADI ARE SUBSIDIARIES OF  the sub-advisor for the Fund. INVESCO Institutional is an affiliate of
AMVESCAP PLC, AN             INVESCO. AIM is located at 11 Greenway Plaza, Suite 100, Houston, Texas
INTERNATIONAL INVESTMENT     77046-1173. The Fund's investment advisor manages the investment
MANAGEMENT COMPANY THAT      operations of the Fund and has agreed to perform or arrange for the
MANAGES MORE THAN $382       performance of the Fund's day-to-day management. AIM has acted as an
BILLION IN ASSETS WORLDWIDE. investment advisor since its organization in 1976. Today, AIM, together
AMVESCAP IS BASED IN LONDON, with its subsidiaries, advises or manages over 200 investment portfolios,
WITH MONEY MANAGERS          encompassing a broad range of investment objectives.
LOCATED IN EUROPE, NORTH
AND SOUTH AMERICA, AND THE   INVESCO Institutional (N.A.), Inc.--National Asset Division and Fixed
FAR EAST.                    Income/Stable Value Divi-sion, is located at The Aegon Center, 400 West
                             Market Street, Louisville, Kentucky 40402. INVESCO Institutional and its
                             subsidiaries manage investment products that span a wide range of asset classes from fixed income to value, core, and growth equities to alternative investments such as real estate and private capital. INVESCO
                             Institutional manages more than 1,300 separate portfolios for clients located around the world. As sub-advisor, INVESCO Institutional is responsible for the Fund's day-to-day management, including the Fund's investment decisions and the execution of securities transactions with respect to the Fund.
                             A I M Distributors, Inc. ("ADI") is the Fund's distributor and is responsible for the sale of the Fund's shares. AIM, INVESCO Institutional and ADI are subsidiaries of AMVESCAP PLC.
                             Prior to April 30, 2004, INVESCO served as the investment advisor for the
                             Fund. During the fiscal year ended December 31, 2004, AIM or INVESCO received compensation of 0.75% of average daily net assets. The annual management fee payable to the investment advisor pursuant to the invest-ment advisory agreement was 0.75% of average daily net assets, based on net asset levels. AIM has contractually agreed to advisory fee waivers for the period January 1, 2005 to December 31, 2009 as part of its settlement with the Attorney General of New York (NYAG). The advisor will waive advi-sory fees to the extent necessary so that the advisory fee payable does not exceed the advisory fee rates after January 1, 2005.
                             Following are the advisory fee rates before and after January 1, 2005.


     ----------------------------------------------------------------------
     ADVISORY FEE RATES BEFORE               ADVISORY FEE RATES AFTER
     JANUARY 1, 2005 WAIVER                   JANUARY 1, 2005 WAIVER
     ----------------------------------------------------------------------
     0.75% of average daily net assets     0.695% of the first $250 million
                                             0.67% of the next $250 million
                                            0.645% of the next $500 million
                                             0.62% of the next $1.5 billion
                                            0.595% of the next $2.5 billion
                                             0.57% of the next $2.5 billion
                                            0.545% of the next $2.5 billion
                                       0.52% of the excess over $10 billion


     On October 8, 2004, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM Funds) and AIM reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission (SEC), the NYAG and the Colorado Attorney General
     (COAG), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. (ADI) (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

     Under the settlements, $325 million will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and $50 million will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity. These settlement Funds will be distributed in accordance with a methodology to be determined by an independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and the COAG, AIM has also agreed to reduce management fees on certain AIM equity and balanced Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees during this period. In addition, as required by the settlements, AIM is undertaking certain governance and compliance reforms and reviewing its policies and procedures.


     At the request of the trustees of the AIM Funds, AMVESCAP PLC (AMVESCAP), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by such Funds related to market timing matters.

     The independent trustees of the AIM Funds have been assisted by their own independent counsel and financial expert in their own investigation of market timing activity in the AIM Funds. A special committee, consisting of four independent trustees, was formed to oversee this investigation. None of the costs of this investigation will be borne by the AIM Funds or by Funds shareholders.
     IFG, AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues; market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
     Section 529 college savings plans and procedures for locating lost securityholders. Additional regulatory inquiries related to these or other issues may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

     A number of private civil lawsuits related to market timing, late trading and related issues have been filed against (depending on the lawsuit) certain of the AIM Funds, IFG, AIM, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties. All such lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland for consolidated or coordinated pre-trial proceedings. Other private civil lawsuits have been filed against (depending on the lawsuit) IFG, AIM, ADI, certain related entities, certain of their current and former officers and/or certain of the AIM Funds and their trustees alleging the improper use of fair value pricing, excessive advisory and/or distribution fees, improper charging of distribution fees on limited offering funds or share classes and improper mutual fund sales practices and directed-brokerage arrangements and participation in class action settlements.


     Additional civil lawsuits related to the above or other issues may be filed by private litigants or by regulators against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

     You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the Fund's Statement of Additional Information and on AIM's Internet website under the heading "Settled Enforcement Actions and Investigations Related to Market Timing, Regulatory Inquiries and Pending Litigation" (http://www.aiminvestments.com/regulatory).
     As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.
Portfolio Managers
     The following individuals are jointly and primarily responsible for the day-to-day management of the Fund's portfolio:

     Carl W. Hafele, CFA, CPA, INVESCO-NAM CEO and Portfolio Manager, has been responsible for the Fund since 2003 and has been associated with the Advisor and/or its affiliates since 2001.


     John W. Ferreby, CFA, Portfolio Manager, has been responsible for the Fund since 2003 and has been associated with the Advisor and/or its affiliates since 2001.


     J. Jeffrey Krumpelman, CFA, Portfolio Manager has been responsible for the Fund since 2003 and has been associated with the Advisor and/or its affiliates since 2001.


     Richard E. Herrmann, CFA, Portfolio Manager has been responsible for the Fund since 2003 and has been associated with the Advisor and/or its affiliates since 2001.


     Alfred H. Shepard, CFA, Portfolio Manager has been responsible for the Fund since 2004 and has been associated with the Advisor and/or its affiliates since 2004. From 2000 through 2004 he served as Director of Investments for PNC Bank.


     More information on the Fund's portfolio managers may be found on the Advisor's website (http://www.aiminvestments.com). The website is not part of this prospectus.

     The Fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the Fund, a description of their compensation structure, and information regarding other accounts they manage.

Purchase And Redemption Of Shares
     The Fund ordinarily effects orders to purchase and redeem shares at the Fund's next computed net asset value after it receives an order. Insurance companies participating in the Fund serve as the fund's designee for receiving orders of separate accounts that invest in the Fund. The Fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the NYSE restricts or suspends trading.

     Although the Fund generally intends to pay redemption proceeds solely in cash, the Fund reserves the right to determine, in its sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).


     Shares of the Fund are offered in connection with mixed and shared funding, i.e., to separate accounts of affiliated and unaffiliated insurance companies funding variable products. The Fund currently offers shares only to insurance company separate accounts. In the future, the Fund may offer them to pension and retirement plans that qualify for special federal income tax treatment. The Fund and AIM have applied for regulatory relief to enable the Fund's shares to be sold to and held by one or more Fund of Funds (open-end management investment companies or series thereof that offer their shares exclusively to insurance companies, their separate accounts and/or qualified plans). The Fund plans to offer its shares to Fund of Funds following receipt of the requested regulatory relief. Due to differences in tax treatment and other considerations, the interests of Fund shareholders, including variable product owners and plan participants investing in the Fund (whether directly or indirectly through Fund of Funds), may conflict.


     Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one insurance company separate account investing directly or indirectly in a Fund could cause variable products funded through another insurance company separate account to lose their tax-deferred status, unless remedial actions were taken. The Board of Trustees (the Board) of the Fund will monitor for the existence of any material conflicts and determine what action, if any, should be taken. A Fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account (or plan) withdrawing because of a conflict.

Excessive Short-Term Trading Activity Disclosures

     The Fund's investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the Fund's shares (i.e., purchases of Fund shares followed shortly thereafter by redemptions of such shares, or vice versa) may hurt the long-term performance of the Fund by requiring it to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of the Fund by causing it to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of Fund shares held by long-term investors may be diluted.

     The Board has adopted policies and procedures designed to discourage excessive short-term trading of Fund shares. The Fund may alter its policies and procedures at any time without giving prior notice to Fund shareholders, if the advisor believes the change would be in the best interests of long-term investors.

     Pursuant to the Fund's policies and procedures, AIM and its affiliates (collectively the AIM Affiliates) currently use the following tools designed to discourage excessive short-term trading in the Fund:

       (1)trade activity monitoring; and
       (2)the use of fair value pricing consistent with procedures approved by the Board.
     Each of these tools is described in more detail below.
     In addition, restrictions designed to discourage or curtail excessive short-term trading activity may be imposed by the insurance companies and/or their separate accounts that invest in the Fund on behalf of variable product owners. Variable product owners should refer to the applicable contract and related prospectus for more details.
     TRADE ACTIVITY MONITORING
     To detect excessive short-term trading activities, the AIM Affiliates will monitor, on a daily basis, selected aggregate purchase, or redemption trade orders placed by insurance companies and/or their separate accounts. The AIM Affiliates will seek to work with insurance companies to discourage variable product owners from engaging in abusive trading practices. However, the ability of the AIM Affiliates to monitor trades that are placed by variable product owners is severely if not completely limited due to the fact that the insurance companies trade with the Fund through omnibus accounts, and maintain the exclusive relationship with, and are responsible for maintaining the account records of, their variable product owners. There may also be legal and technological limitations on the ability of insurance companies to impose restrictions on the trading practices of their variable product owners. As a result, there can be no guarantee that the AIM Affiliates will be able to detect or deter market timing by variable product owners.

     If, as a result of this monitoring, the AIM Affiliates believe that a variable product owner has engaged in excessive short-term trading (regardless of whether or not the insurance company's own trading restrictions are exceeded), the AIM Affiliates will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the insurance company to take action to stop such activities, or (ii) refusing to process future purchases related to such activities in the insurance company's account with the Fund. AIM Affiliates will use reasonable efforts to apply the Fund's policies uniformly given the potential limitations described above.

     FAIR VALUE PRICING
     Securities owned by the Fund are to be valued at current market value if market quotations are readily available. All other securities and assets of the Fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of the Fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.
     See "Pricing of Shares - Determination of Net Asset Value" for more information.
     RISKS
     There is the risk that the Funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive short-term trading. Although these policies and procedures, including the tools described above, are designed to discourage excessive short-term trading, they do not eliminate the possibility that excessive short-term trading activity in the Fund will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with the best interests of long-term investors. However, there can be no assurance that the AIM Affiliates will be able to gain access to any or all of the information necessary to detect or prevent excessive short-term trading by a variable product owner. While the AIM Affiliates and the Fund may seek to take actions with the assistance of the insurance companies that invest in the Fund, there is the risk that neither the AIM Affiliates nor the Fund will be successful in their efforts to minimize or eliminate such activity.
Pricing Of Shares
     DETERMINATION OF NET ASSET VALUE
     The price of the Fund's shares is the Fund's net asset value per share.
     The Fund values portfolio securities for which market quotations are readily available at market value. The Fund values all other securities and assets for which market quotations are not readily available at their fair value in good faith using procedures approved by the Board of the Fund. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.
     Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the Fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Advisor determines that the closing price of the security is unreliable, the Advisor will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.
     Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual Funds to calculate their net asset values.
     The Advisor may use indications of fair value from pricing services approved by the Board. In other circumstances, the Advisor valuation committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, the Advisor routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board. Specific types of securities are valued as follows:
     Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, the Advisor will value the security at fair value in good faith using procedures approved by the Board.
     Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the cus-
     tomary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If an issuer specific event has occurred that the Advisor determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. The Advisor also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where the Advisor believes, at the approved degree of certainty, that the price is not reflective of current market value, the Advisor will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.
     Fund securities primarily traded on foreign markets may trade on days that are not business days of the Fund. Because the net asset value of Fund shares is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the Fund.
     Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service is unreliable, the Advisor the valuation committee may fair value the security using procedures approved by the Board.
     Short-term Securities: The Fund's short-term investments are valued at amortized cost when the security has 60 days or less to maturity.
     Futures and Options: Futures and options are valued on the basis of market quotations, if available.
     Open-end Funds: To the extent the Fund invests in other open-end Funds, the investing Fund will calculate its net asset value using the net asset value of the underlying Fund in which it invests.
     The Fund discloses portfolio holdings at different times and with different lag times to insurance companies issuing variable products that invest in the Fund, and in annual, semi-annual and quarterly shareholder reports. Refer to such reports to determine the types of securities in which a Fund has invested. You may also refer to the Statement of Additional Information to determine what types of securities in which the Fund may invest. You may obtain copies of these reports or of the
     Statement of Additional Information from the insurance company that issued your variable product, or from the advisor as described on the back cover of this prospectus.
     The Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or earlier NYSE closing time that day.
     Taxes                          [GRAPHIC]
     The amount, timing and character of distributions to the separate account may be affected by special tax rules applicable to certain investments purchased by the fund. Variable product owners should refer to the prospectus for their variable products for information regarding the tax consequences of owning such variable products and should consult their tax advisors before investing.
     Dividends And Distributions    [GRAPHIC]
     DIVIDENDS
     The Fund generally declares and pays dividends, if any, annually to separate accounts of insurance companies issuing the variable products.
     The Fund expects that is distributions will consist primarily of capital gains.
     CAPITAL GAINS DISTRIBUTIONS
     The Fund generally distributes long-term and short-term capital gains, if any, annually to separate accounts of insurance companies issuing the variable products.
     At the election of insurance companies, issuing the variable products dividends and distributions are automatically reinvested at net asset value in shares of the fund.
Voting Rights
     Since the shares of the Fund are owned by your insurance company and not by you directly, you will not vote shares of the Fund. Your insurance company will vote the shares that it holds as required by state and federal law. Your contract prospectus contains more information on your rights to instruct your insurance company how to vote Fund shares held in connection with your contract.

Share Classes
     The Fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan" which is described in this prospectus.
Distribution Plan
     The Fund has adopted a distribution or "Rule 12b-1" plan for its Series II shares. The plan allows the Fund to pay distribution fees to life insurance companies and others to promote the sale and distribution of Series II shares. The plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Fund). Because the Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of charges.
Payments To Insurance Companies

     The insurance company that issued your variable product, or one of its affiliates may receive all the Rule 12b-1 distribution fees discussed above. In addition to those payments, ADI, the distributor of the Fund, or one or more of its corporate affiliates, may make additional cash revenue sharing payments to the insurance company or an affiliate in connection with promotion of the Fund and certain other marketing support services. ADI makes these payments from its own resources.


     ADI makes revenue sharing payments as incentives to certain insurance companies to promote the sale and retention of shares of the Fund. The benefits ADI receives when it makes these payments may include, among other things, adding the Fund to the list of underlying investment options in the insurance companies' variable products, and access (in some cases on a preferential basis over other competitors) to individual members of the insurance companies' sales force or to the insurance companies' management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the insurance company for including the Fund in its variable products (on its "sales shelf"). ADI compensates insurance companies differently depending typically on the level and/or type of considerations provided by the insurance company. The revenue sharing payments ADI makes may be calculated on sales of shares of the Fund (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold to the insurance company during the particular period. Such payments also may be calculated on the average daily net assets of the Fund attributable to that particular insurance company (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make sales of shares of the Fund and Asset-Based Payments primarily create incentives to retain assets of the Fund in insurance company separate accounts.


     ADI is motivated to make the payments described above in order to promote the sale of Fund shares and the retention of those investments by clients of insurance companies. To the extent insurance companies sell more shares of the Fund or retain shares of the Fund in their variable product owners' accounts, ADI benefits from the incremental management and other fees paid to ADI by the Fund with respect to those assets.


     In addition to the payments listed above, the Advisor may also reimburse insurance companies for certain administrative services provided to variable product owners. Under a Master Administrative Services Agreement, between the Fund and the Advisor, the Advisor is entitled to receive from the Fund reimbursement of its costs or such reasonable compensation as may be approved by the Board of the Fund. Under this arrangement, the Advisor provides, or assures that insurance companies issuing variable products will provide, certain variable product owner-related services. These services, include, but are not limited to, facilitation of variable product owners' purchase and redemption requests; distribution to existing variable product owners of copies of Fund prospectuses, proxy materials, periodic Fund reports, and other materials; maintenance of variable product owners' records; and fund services and communications. Currently, these administrative service payments made by the Fund to the Advisor are subject to an annual limit of 0.25% of the average net assets invested in the Fund by each insurance company. Any amounts paid by the Advisor to an insurance company in excess of 0.25% of the average net assets invested in the Fund are paid by the Advisor out of its own financial resources, and not out of the Fund's assets.

     You can find further details in the Statement of Additional Information about these payments and the services provided by insurance companies. In certain cases these payments could be significant to the insurance company. Your insurance company may charge you additional fees or commissions, on your variable product other than those disclosed in this prospectus. You can ask your insurance company about any payments it receives from AIM, ADI, or the Fund, as well as about fees and/or commissions it charges.

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Fund's Series II shares. Certain information reflects the financial results for a single Series II Fund share. The total returns in the table represent the annual percentages that an investor would have earned (or lost) on an investment in a share of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent registered public accountants, whose report, along with the financial statements, is included in the Fund's Annual Report. This Report is available without charge by contacting ADI at the address or telephone number on the back cover of this Prospectus.




                                                           April 30, 2004
                                                            (Date sales
                                                           commenced) to
                                                            December 31,
                                                                2004
                                                           --------------
 Net asset value, beginning of period                          $17.33
 -----------------------------------------------------------------------------
 Income from investment operations:
   Net investment income                                         0.11/(a)/
 -----------------------------------------------------------------------------
   Net gains on securities (both realized and unrealized)        1.20
 -----------------------------------------------------------------------------
     Total from investment operations                            1.31
 -----------------------------------------------------------------------------
 Less dividends from net investment income                      (0.16)
 -----------------------------------------------------------------------------
 Net asset value, end of period                                $18.48
 -----------------------------------------------------------------------------
 Total return/(b)/                                               7.56%
 -----------------------------------------------------------------------------
 Ratios/supplemental data:
 Net assets, end of period (000s omitted)                      $   11
 -----------------------------------------------------------------------------
 Ratio of expenses to average net assets                         1.45%/(c)(d)/
 -----------------------------------------------------------------------------
 Ratio of net investment income to average net assets            0.12%/(a)(c)/
 -----------------------------------------------------------------------------
 Portfolio turnover rate/(e)/                                      40%
 -----------------------------------------------------------------------------


/(a)/Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. On December 2, 2004. Net investment income per share and the ratio of net investment to average net assets excluding the special dividend are $0.06 and (0.16)%, respectively.


/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.


/(c)/Ratios are annualized and based on average daily net assets of $10,144.


/(d)/After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.46%


/(e)/Not annualized for periods less than one year.

                       Obtaining Additional Information
--------------------------------------------------------------------------------
More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the Fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the Fund's investments. The Fund's annual report also discusses the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. Beginning with the fiscal periods ending after July 9, 2004, the Fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you wish to obtain free copies of the Fund's current SAI, or annual or semiannual reports, please contact the insurance company that issued your variable products, or you may contact us by mail at A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173 or

                          By Telephone: (800) 410-4246

Because you cannot purchase shares of the Fund directly, these documents have not been made available on our website
The Fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable products that invest in the Fund.
You can also review and obtain copies of the Fund's SAI, financial reports, the Fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Room, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.
  AIM V.I. Core Stock Fund Series II
  SEC 1940 Act file number: 811-7452

                     [LOGO] Your goals
                      Our solutions/R/
                                   AIM
AIMinvestments.com      Investments/R/

PROSPECTUS | April 29, 2005
AIM V.I. DYNAMICS FUND
SERIES I SHARES
A mutual fund sold exclusively to insurance company separate accounts funding variable annuity contracts and variable life insurance policies.

This prospectus contains important information about the Series I class shares (Series I shares) of the Fund. Please read it before investing and keep it for future reference.


TABLE OF CONTENTS
Investment Goals, Strategies, And Risks....2
Disclosure Of Portfolio Holdings...........3
Fund Performance...........................4
Fee Table, Expense Example, And Hypothetical
  Investment And Expense Information.......5
Investment Risks.......................... 6
Principal Risks Associated With The Fund.. 6
Temporary Defensive Positions............. 7
Fund Management........................... 8
Portfolio Managers........................ 9
Purchase And Redemption Of Shares......... 9
Excessive Short-Term Trading Activity
  Disclosure..............................10
Pricing Of Shares........................ 11
Taxes.................................... 12
Dividends And Distributions.............. 12
Voting Rights............................ 12
Share Classes.............................12
Payments To Insurance Companies.......... 12
Financial Highlights..................... 14

The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions, are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.
No dealer, salesperson, or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus, and you should not rely on such other information or representations.
The Securities and Exchange Commission has not approved or disapproved the shares of this Fund. Likewise, the Commission has not determined if this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a federal crime.
  AIM VARIABLE INSURANCE FUNDS
[LOGO] Your goals
Our solutions/R/
AIM
Investments/R/

     A I M Advisors, Inc. (AIM or Advisor) is the investment advisor for the Fund. Prior to April 30, 2004, the Fund was a series portfolio of INVESCO Variable Investment Funds, Inc., a Maryland corporation (the Company). On April 30, 2004, the Fund became a series portfolio of AIM Variable Insurance Funds, a Delaware statutory trust. Prior to April 30, 2004, INVESCO Funds Group, Inc. (INVESCO) served as the investment advisor for the series portfolio of the Company.

     Shares of the Fund are used as investment vehicles for variable annuity contracts and variable life insurance policies (variable products) issued by certain insurance companies. You cannot purchase shares of the Fund directly. As an owner of a variable product (variable product owner) that offers the Fund as an investment option, however, you may allocate your variable product values to a separate account of the insurance company that invests in shares of the Fund.
     Your variable product is offered through its own prospectus, which contains information about your variable product, including how to purchase the variable product and how to allocate variable product values to the Fund.
THIS PROSPECTUS WILL TELL YOU MORE ABOUT:
     Investment Goals & Strategies  [GRAPHIC]
[LOGO]Potential Investment Risks
     Past Performance               [GRAPHIC]
                 --------------------------------------------
                                    [GRAPHIC]
     [LOGO]
          Investment Goals, Strategies, And Risks

FOR MORE DETAILS ABOUT The Fund seeks long-term capital growth. It is THE FUND'S MARKET OUT- actively managed. The Fund invests primarily in
LOOK, PLEASE SEE THE   equity securities that the Advisor believes will
MOST RECENT ANNUAL OR  rise in price faster than other securities, as
SEMIANNUAL REPORT.     well as in options and other investments whose
                       values are based upon the values of equity securities.
                       The Fund normally invests at least 65% of its net assets in common stocks of mid-size companies.
                       The Fund considers a company to be a
                       mid-capitalization company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell MidCap(R) Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell MidCap(R) Index measures the performance of the 800 compa-nies with the lowest market capitalization in the Russell 1000(R) Index. The Russell 1000(R) Index is a widely recognized, unmanaged index of common stocks of the 1000 largest companies in the Russell 3000(R) In-dex, which measures the performance of the 3000 largest U.S. companies based on total market capital-ization. The Fund may invest up to 25% of its assets in securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation. The Fund also has the flexibility to invest in other types of securities including preferred stocks, convertible securities, and bonds.

     The core of the Fund's portfolio is invested in securities of established companies that are leaders in attractive growth markets with a history of strong returns. The remainder of the portfolio is invested in securities of companies that show accelerating growth, driven by product cycles, favorable industry or sector conditions, and other factors that the Advisor believes will lead to rapid sales or earnings growth.
     The Fund's strategy relies on many short-term factors including current information about a company, investor interest, price movements of a company's securities, and general market and monetary conditions. Consequently, the Fund's investments may be bought and sold relatively frequently.
     The Fund is managed in the growth style. The Advisor uses a research-oriented "bottom up" investment approach to create the Fund's investment portfolio focusing on company fundamentals and growth prospects when selecting securities.
     We seek securities for the Fund that meet the following standards:
    . Exceptional growth: The markets and industries they represent are growing significantly faster than the economy as a whole.
    . Leadership: They are leaders -- or emerging leaders -- in these markets, securing their positions through technology, marketing, distribution, or some other innovative means.
    . Financial validation: Their returns -- in the form of sales unit growth, rising operating margins, internal funding and other factors -- demonstrate exceptional growth and leadership.

     Growth investing may be more volatile than other investment styles because growth stocks are more sensitive to investor perceptions of an issuing company's growth potential. Growth-oriented funds typically will underperform value-oriented funds when investor sentiment favors the value investing style.
     While the Fund generally invests in mid-sized companies, the Fund sometimes invests in the securities of smaller companies. The prices of these mid-size and small company securities tend to move up and down more rapidly than the securities prices of larger, more established companies, and the price of Fund shares tends to fluctuate more than it would if the Fund invested in the securities of larger companies.
     At any given time, the Fund may be subject to sector risk. Companies with similar lines of business (for example, financial services, health, or technology) are grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. The Fund is not limited with respect to sectors in which it can invest. If the portfolio manager allocates more of his Fund's portfolio holdings to a particular economic sector, the Fund's overall performance will be more susceptible to the economic, business, or other developments which generally affect that sector. The Fund can still be diversified, even if it is heavily weighted in one or more sectors.

     The Fund is subject to other principal risks such as potential conflicts, market, liquidity, counterparty, foreign securities, lack of timely information, and portfolio turnover risks. These risks are described and discussed later in the Prospectus under the headings "Investment Risks" and "Principal Risks Associated With The Fund." An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. As with any mutual fund, there is always a risk that an investment in the Fund may lose money.

     Disclosure Of Portfolio Holdings
     A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Fund's Statement of Additional Information.

     Fund Performance               [GRAPHIC]
     The bar chart and table below show the Fund's performance (commonly known as its "total return") for the periods ended December 31. Remember, past performance does not indicate how the Fund will perform in the future.
     The Fund's average annual total returns shown below are net of its expenses, but do not reflect the additional fees and expenses assessed in connection with your variable product. If those variable product fees and expenses were included, the returns would be less than those shown. The following performance table compares the Fund's performance to those of an unmanaged broad-based securities market index, style-specific index and peer-group index. The Fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the Fund may deviate significantly from the performance of the indices shown below.

     AIM V.I. DYNAMICS FUND (SERIES I)
      ACTUAL ANNUAL TOTAL RETURN/1,2/
------------------------------------------------------------
                                    [CHART]
 '98     '99      '00       '01       '02      '03     '04
------  ------  --------  --------  --------  ------  ------
19.35%  55.60%   (3.55%)  (31.14%)  (31.90%)  37.82%  13.34%
------------------------------------------------------------
Best Calendar Qtr.  12/99 33.23%
Worst Calendar Qtr. 9/01 (34.19%)

   /1/ For periods prior to April 30, 2004, performance shown relates to a predecessor fund advised by INVESCO. Total return figures include reinvested dividends and capital gain distributions and the effect of the Fund's expenses.
   /2/ The Fund commenced investment operations on August 22, 1997. Index comparison begins on August 31, 1997.

   /3/ The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance. The Fund has also included the Russell Midcap(R) Growth Index, which the Fund believes more closely reflects the performance of the securities in which the Fund invests. In addition, the Lipper Mid-Cap Growth Fund Index (which may or may not include the Fund) is included for comparison to a peer-group.


   /4/ The indices may not reflect payment of fees, expenses or taxes.

   /5/ The Russell Midcap(R) Growth Index measures the performance of those securities in the Russell Midcap(R) Index with a higher than average growth forecast.

   /6/ The Lipper Mid-Cap Growth Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Mid-Cap Growth category. These funds, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperCompsite 1500 Index. Mid-Cap Growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three year sales-per-share growth value, compared to the S&P MidCap 400 Index.


--------------------------------------------------------------------
                                      AVERAGE ANNUAL TOTAL RETURN
                                      FOR THE PERIODS ENDED 12/31/04
                                      ------------------------------
                                                           SINCE
                                      1 YEAR   5 YEARS   INCEPTION
--------------------------------------------------------------------
 AIM V.I. Dynamics Fund (Series I)/1/ 13.34%   (6.71%)   4.23%/2/
 S&P 500 Index/3,4/                   10.87%   (2.30%)   5.72%/2/
 Russell Midcap(R) Growth Index/4,5/  15.48%   (3.36%)   6.03%/2/
 Lipper Mid-Cap Growth Fund
  Index/4,6/                          14.03%   (6.07%)   5.29%/2/
--------------------------------------------------------------------

Fee Table, Expense Example, And Hypothetical Investment And Expense Information

     The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable product owner buys, holds, or redeems interest in an insurance company separate account that invests in the Series I shares of the Fund but does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expense would be higher.
     SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                     Series I shares
Maximum Sales Charge (Load)                N/A
Maximum Deferred Sales Charge (Load)       N/A

   -----

"N/A"in the above table means "not applicable."

     ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)/1/

                                     Series I shares
Management Fees                           0.75%
Other Expenses                            0.39%
Total Annual Fund Operating Expenses      1.14%
Fee Waivers/2,3/                          0.01%
Net Annual Fund Operating Expenses        1.13%




 /1/ Except as otherwise noted, figures shown in the table are for the year ended December 31, 2004 and are expressed as a percentage of the Fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.


 /2/ The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 1.30% of average daily nets assets for each series portfolio of AIM Variable Insurance Funds. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The expense limitation is in effect through April 30, 2006.




 /3/ Effective January 1, 2005 through June 30, 2006, the advisor has contractually agreed to waive a portion of its advisory fees. The Fee Waiver reflects this agreement. (See "Fund Management-Investment Advisor").

     EXPENSE EXAMPLE

     This Example is intended to help you compare the costs of investing in the Fund's Series I shares to the cost of investing in other mutual funds. The Example also does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.




     The Example assumes that you invest $10,000 in the Fund's Series I shares for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same and includes the effect of any contractual fee waivers and/or expense reimbursements. To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


                                     1 Year 3 Years 5 Years 10 Years
                                     ------ ------- ------- --------
           Series I shares
             AIM V.I. Dynamics Fund   $115   $361    $627    $1,385


     HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION


     The following supplemental hypothetical investment information provides additional information in a different format from the preceding Fee Table about the effect of a fund's expenses, including investment advisory fees and other Fund costs, on the Fund's return over a 10-year period. Because a fund's annual return when quoted is already reduced by the fund's fees and expenses for that year, this hypothetical expense information is intended to help you understand the annual and cumulative impact of a fund's fees and expenses on your investment. Assuming a hypothetical investment of $10,000 in the Fund and a 5% return before expenses each year, the chart shows the cumulative return before expenses, the cumulative return after expenses, the ending balance and the estimated annual expenses for each year one through ten. The chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The annual expense ratio, which is the same as stated in the Fee Table above, is reflected in the chart and is net of any contractual fee waiver or expense reimbursement. There is no assurance that the current annual expense ratio will be the expense ratio for the Fund. To the extent that the advisor makes any waivers or reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account any fees and expenses assessed in connection with your variable product; if they did, the expenses shown would be higher, while the ending balance shown would be lower. You should understand that this is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.


Series I--Annual
Expense
Ratio 1.13%         Year 1     Year 2     Year 3     Year 4     Year 5     Year 6     Year 7     Year 8     Year 9    Year 10
-------------------------------------------------------------------------------------------------------------------------------
Cumulative Return
 Before Expenses       5.00%     10.25%     15.76%     21.55%     27.63%     34.01%     40.71%     47.75%     55.13%     62.89%
Cumulative Return
 After Expenses        3.87%      7.89%     12.07%     16.40%     20.91%     25.59%     30.45%     35.49%     40.74%     46.18%
End of Year
 Balance          $10,387.00 $10,788.98 $11,206.51 $11,640.20 $12,090.68 $12,558.59 $13,044.60 $13,549.43 $14,073.79 $14,618.45
Estimated Annual
 Expenses         $   115.19 $   119.64 $   124.27 $   129.08 $   134.08 $   139.27 $   144.66 $   150.26 $   156.07 $   162.11
-------------------------------------------------------------------------------------------------------------------------------



[LOGO]Investment Risks
BEFORE ALLOCATING VARIA- You should determine the level of risk with which
BLE PRODUCT VALUES TO    you are comfortable before you allocate contract
THE FUND, YOU SHOULD     values to the Fund. The principal risks of any
DETERMINE THE LEVEL OF   mutual fund, including the Fund, are:
RISK WITH WHICH YOU ARE
COMFORTABLE. TAKE INTO   Not Insured. Mutual funds are not insured by the
ACCOUNT FACTORS LIKE     FDIC or any other government agency, unlike bank
YOUR AGE, CAREER, INCOME deposits such as CDs or savings accounts.
LEVEL, AND TIME HORIZON.
                         No Guarantee. No mutual fund can guarantee that it will meet its investment objectives.
                         Possible Loss Of Investment. A mutual fund cannot guarantee its performance, nor assure you that the market value of your investment will increase. You may lose the money you invest, and the Fund will not reimburse you for any of these losses.
                         Volatility. The price of Fund shares will increase or decrease with changes in the value of the Fund's underlying investments and changes in the equity markets as a whole.
[LOGO]Principal Risks Associated With The Fund
     You should consider the special risk factors discussed below associated with the Fund's policies in determining the appropriateness of allocating your contract values to the Fund. See the Statement of Additional Information for a discussion of additional risk factors.
     MARKET RISK
     Equity stock prices vary and may fall, thus reducing the value of the Fund's investment. Certain stocks selected for the Fund's portfolio may decline in value more than the overall stock market. In general, the securities of small companies are more volatile than those of mid-size companies or large companies.
     LIQUIDITY RISK
     The Fund's portfolio is liquid if the Fund is able to sell the securities it owns at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Investments in smaller companies or in foreign companies or companies in emerging markets are subject to a variety of risks, including potential lack of liquidity.
     DERIVATIVES RISK
     A derivative is a financial instrument whose value is "derived," in some manner, from the price of another security, index, asset, or rate. Derivatives include options contracts, among a wide range of other instruments. The principal risk of investments in derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Some derivatives are more sensitive to interest rate changes and market price fluctuations than others. Also, derivatives are subject to counterparty risk, described below.
     Options are a common type of derivative that a Fund may occasionally use to hedge its investments. An option is the right to buy and sell a security or other instrument, index, or commodity at a specific price on or before a specific date. The use of options may increase the performance of the Fund, but also may increase market risk. Other types of derivatives include futures, swaps, caps, floors, and collars.

     COUNTERPARTY RISK
     This is a risk associated primarily with repurchase agreements and some derivatives transactions. It is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the Fund.
     FOREIGN SECURITIES RISKS
     Investments in foreign and emerging markets carry special risks, including currency, political, regulatory, and diplomatic risks.
       Currency Risk. A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of the Fund's investment in a security valued in the foreign currency, or based on that currency value. Political Risk. Political actions, events, or instability may result in unfavorable changes in the value of a security.
       Regulatory Risk. Government regulations may affect the value of a security. In foreign countries, securities markets that are less regulated than those in the U.S. may permit trading practices that are not allowed in the U.S.
       Diplomatic Risk. A change in diplomatic relations between the U.S. and a foreign country could affect the value or liquidity of investments.
     LACK OF TIMELY INFORMATION RISK
     Timely information about a security or its issuer may be unavailable, incomplete, or inaccurate. This risk is more common to securities issued by foreign companies and companies in emerging markets than it is to the securities of U.S.-based companies.


                 --------------------------------------------
     Although the Fund generally invests in publicly traded equity securities of growing companies, the Fund also may invest in other types of securities and other financial instruments indicated in the chart below. Although these investments typically are not part of the Fund's principal investment strategy, they may constitute a significant portion of the Fund's portfolio, thereby possibly exposing the Fund and its investors to the following additional risks.

INVESTMENT                                                                              RISKS
--------------------------------------------------------------------------------------------------------------------------
American Depositary Receipts (ADRs)
These are securities issued by U.S. banks that represent shares of foreign corporations Market, Information, Political,
held by those banks. Although traded in U.S. securities markets and valued in U.S.      Regulatory, Diplomatic, Liquidity,
dollars, ADRs carry most of the risks of investing directly in foreign securities.      and Currency Risks
--------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements
A contract under which the seller of a security agrees to buy it back at an agreed-upon Counterparty Risk price and time in the future.
--------------------------------------------------------------------------------------------------------------------------

[LOGO]Temporary Defensive Positions
     When securities markets or economic conditions are unfavorable or unsettled, the Advisor might try to protect the assets of the Fund by investing in securities that are highly liquid, such as high-quality money market instruments like short-term U.S. government obligations, commercial paper, or repurchase agreements, even though that is not the normal investment strategy of the Fund. The Advisor has the right to invest up to 100% of the Fund's assets in these securities, although we are unlikely to do so. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, they also have their own risks. Investments that are highly liquid or comparatively safe tend to offer lower returns. Therefore, the Fund's performance could be comparatively lower if it concentrates in defensive holdings.

Fund Management

AIM AND ADI ARE SUBSIDIARIES OF INVESTMENT ADVISOR
AMVESCAP PLC, AN INTERNATIONAL
INVESTMENT MANAGEMENT COM-      AIM is the investment advisor for the Fund and is
PANY THAT MANAGES MORE THAN     responsible for its day-to-day management. AIM is
$382 BILLION IN ASSETS WORLD-   located at 11 Greenway Plaza, Suite 100, Houston,
WIDE. AMVESCAP IS BASED IN LON- Texas 77046-1173. AIM supervises all aspects of
DON, WITH MONEY MANAGERS        the Fund's operations and provides investment
LOCATED IN EUROPE, NORTH AND    advisory services to the Fund, includ-ing
SOUTH AMERICA, AND THE FAR      obtaining and evaluating economic, statistical
EAST.                           and financial information to formulate and
                                implement investment programs for the Fund. AIM
                                has acted as an investment advisor since its
                                organization in 1976. Today, AIM, together with
                                its subsidiaries, advises or manages over 200
                                investment portfolios, encompassing a broad range
                                of investment objectives.
                                A I M Distributors, Inc. (ADI) is the Fund's
                                distributor and is responsible for the sale of
                                the Fund's shares. AIM and ADI are subsidiaries
                                of AMVESCAP PLC.
                                Prior to April 30, 2004, INVESCO served as the
                                investment advisor for the Fund. During the
                                fis-cal year ended December 31, 2004, AIM or
                                INVESCO received compensation of 0.75% of
                                aver-age daily net assets. The annual management
                                fee payable to the investment advisor pursuant to
                                the investment advisory agreement for the year
                                ended December 31, 2004, was 0.75% of average
                                daily net assets, based on net asset levels. AIM
                                has contractually agreed to advisory fee waivers
                                for the period January 1, 2005 to June 30, 2006.
                                The advisor will waive advisory fees to the
                                ex-tent necessary so that the advisory fee
                                payable does not exceed the advisory fee rates
                                after Jan-uary 1, 2005. Following are the
                                advisory fee rates before and after January 1,
                                2005.


     ----------------------------------------------------------------------
     ADVISORY FEE RATES BEFORE               ADVISORY FEE RATES AFTER
     JANUARY 1, 2005 WAIVER                   JANUARY 1, 2005 WAIVER
     ----------------------------------------------------------------------
     0.75% of average daily net assets     0.745% of the first $250 million
                                             0.73% of the next $250 million
                                            0.715% of the next $500 million
                                             0.70% of the next $1.5 billion
                                            0.685% of the next $2.5 billion
                                             0.67% of the next $2.5 billion
                                            0.655% of the next $2.5 billion
                                       0.64% of the excess over $10 billion

     On October 8, 2004, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM Funds) and AIM reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission (SEC), the New York
     Attorney General (NYAG) and the Colorado Attorney General (COAG), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. (ADI) (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

     Under the settlements, $325 million will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and $50 million will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity. These settlement Funds will be distributed in accordance with a methodology to be determined by an independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. In addition, as required by the settlements, AIM is undertaking certain governance and compliance reforms and reviewing its policies and procedures.


     At the request of the trustees of the AIM Funds, AMVESCAP PLC (AMVESCAP), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by such Funds related to market timing matters.

     The independent trustees of the AIM Funds have been assisted by their own independent counsel and financial expert in their own investigation of market timing activity in the AIM Funds. A special committee, consisting of four independent trustees, was formed to oversee this investigation. None of the costs of this investigation will be borne by the AIM Funds or by Fund shareholders.
     IFG, AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
     Section 529 college savings plans and procedures for locating lost securityholders. Additional regulatory inquiries related to these or other issues may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

     A number of private civil lawsuits related to market timing, late trading and related issues have been filed against (depending on the lawsuit) certain of the AIM Funds, IFG, AIM, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties. All such lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland for consolidated or coordinated pre-trial proceedings. Other private civil lawsuits have been filed against (depending on the lawsuit) IFG, AIM, ADI, certain related entities, certain of their current and former officers and/or certain of the AIM Funds and their trustees alleging the improper use of fair value pricing, excessive advisory and/or distribution fees, improper charging of distribution fees on limited offering Funds or share classes and improper mutual fund sales practices and directed-brokerage arrangements and participation in class action settlements.


     Additional civil lawsuits related to the above or other issues may be filed by private litigants or by regulators against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

     You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the Fund's Statement of Additional Information and on AIM's Internet website under the heading "Settled Enforcement Actions and Investigations Related to Market Timing, Regulatory Inquiries and Pending Litigation" (http://www.aiminvestments.com/regulatory).
     As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.
Portfolio Managers
     The following individuals are jointly and primarily responsible for the day-to-day management of the Fund's portfolio:
     Paul J. Rasplicka (lead manager), Senior Portfolio Manager, who has been responsible for the Fund since 2004 and has been associated with the Advisor and/or its affiliates since 1994. As the lead manager, Mr. Rasplicka generally has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Mr. Rasplicka may perform these functions, and the nature of these functions, may change from time to time.

     Karl Farmer, Portfolio manager, who has been responsible for the fund since 2005 and has been associated with the Advisor and/or its affiliates since 1998.


     They are assisted by the Advisor's Mid Cap Growth and GARP (growth at a reasonable price) Team which may be comprised of portfolio managers, research analysts and other investment professionals of the Advisor. Team members provide research support and make securities recommendations with respect to the Fund's portfolio, but do not have day-to-day management responsibilities with respect to the Fund's portfolio. Members of the teams may change from time to time. More information on the teams, including biographies of other members of the teams, may be found on the Advisor's website (http://www.aiminvestments.com). The website is not part of this prospectus.

     The Fund's Statement of Additional Information provides additional information about the portfolio manager's investments in the Fund, a description of their compensation structure, and information regarding other accounts they manage.
Purchase And Redemption Of Shares
     The Fund ordinarily effects orders to purchase and redeem shares at the Fund's next computed net asset value after it receives an order. Insurance companies participating in the Fund serve as the Fund's designee for receiving orders of separate accounts that invest in the Fund. The Fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the NYSE restricts or suspends trading.

     Although the Fund generally intends to pay redemption proceeds solely in cash, the Fund reserves the right to determine, in its sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).


     Shares of the Fund are offered in connection with mixed and shared funding, i.e., to separate accounts of affiliated and unaffiliated insurance companies funding variable products. The Fund currently offers shares only to insurance company separate accounts. In the future, the Fund may offer them to pension and retirement plans that qualify for special federal income tax treatment. The Fund and AIM have applied for regulatory relief to enable the Fund's shares to be sold to and held by one or more Fund of Funds (open-end management investment companies or series thereof that offer their shares exclusively to insurance companies, their separate accounts and/or qualified plans). The Fund plans to offer its shares to Fund of Funds following receipt of the requested regulatory relief. Due to differences in tax treatment and other considerations, the interests of Fund shareholders, including variable product owners and plan participants investing in the Fund (whether directly or indirectly through Fund of Funds), may conflict.


     Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one insurance company separate account investing directly or indirectly in a Fund could cause variable products funded through another insurance company separate account to lose their tax-deferred status, unless remedial actions were taken. The Board of Trustees (the Board) of the Fund will monitor for the existence of any material conflicts and determine what action, if any, should be taken. A Fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account (or plan) withdrawing because of a conflict.

Excessive Short-Term Trading Activity Disclosures

     The Fund's investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the Fund's shares (i.e., purchases of Fund shares followed shortly thereafter by redemptions of such shares, or vice versa) may hurt the long-term performance of the Fund by requiring it to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of the Fund by causing it to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of Fund shares held by long-term investors may be diluted.

     The Board has adopted policies and procedures designed to discourage excessive short-term trading of Fund shares. The Fund may alter its policies and procedures at any time without giving prior notice to Fund shareholders, if the advisor believes the change would be in the best interests of long-term investors.

     Pursuant to the Fund's policies and procedures, AIM and its affiliates (collectively the AIM Affiliates) currently use the following tools designed to discourage excessive short-term trading in the Fund:

       (1)trade activity monitoring; and
       (2)the use of fair value pricing consistent with procedures approved by the Board.
     Each of these tools is described in more detail below.
     In addition, restrictions designed to discourage or curtail excessive short-term trading activity may be imposed by the insurance companies and/or their separate accounts that invest in the Fund on behalf of variable product owners. Variable product owners should refer to the applicable contract and related prospectus for more details.
     TRADE ACTIVITY MONITORING
     To detect excessive short-term trading activities, the AIM Affiliates will monitor, on a daily basis, selected aggregate purchase, or redemption trade orders placed by insurance companies and/or their separate accounts. The AIM Affiliates will seek to work with insurance companies to discourage variable product owners from engaging in abusive trading practices. However, the ability of the AIM Affiliates to monitor trades that are placed by variable product owners is severely if not completely limited due to the fact that the insurance companies trade with the Fund through omnibus accounts, and maintain the exclusive relationship with, and are responsible for maintaining the account records of, their variable product owners. There may also be legal and technological limitations on the ability of insurance companies to impose restrictions on the trading practices of their variable product owners. As a result, there can be no guarantee that the AIM Affiliates will be able to detect or deter market timing by variable product owners.

     If, as a result of this monitoring, the AIM Affiliates believe that a variable product owner has engaged in excessive short-term trading (regardless of whether or not the insurance company's own trading restrictions are exceeded), the AIM Affiliates will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the insurance company to take action to stop such activities, or (ii) refusing to process future purchases related to such activities in the insurance company's account with the Fund. AIM Affiliates will use reasonable efforts to apply the Fund's policies uniformly given the potential limitations described above.

     FAIR VALUE PRICING
     Securities owned by the Fund are to be valued at current market value if market quotations are readily available. All other securities and assets of the Fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of the Fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.
     See "Pricing of Shares -- Determination of Net Asset Value" for more information.

     RISKS
     There is the risk that the Funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive short-term trading. Although these policies and procedures, including the tools described above, are designed to discourage excessive short-term trading, they do not eliminate the possibility that excessive short-term trading activity in the Fund will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with the best interests of long-term investors. However, there can be no assurance that the AIM Affiliates will be able to gain access to any or all of the information necessary to detect or prevent excessive short-term trading by a variable product owner. While the AIM Affiliates and the Fund may seek to take actions with the assistance of the insurance companies that invest in the Fund, there is the risk that neither the AIM Affiliates nor the Fund will be successful in their efforts to minimize or eliminate such activity.
Pricing of Shares
     DETERMINATION OF NET ASSET VALUE
     The price of the Fund's shares is the Fund's net asset value per share.
     The Fund values portfolio securities for which market quotations are readily available at market value. The Fund values all other securities and assets for which market quotations are not readily available at their fair value in good faith using procedures approved by the Board of the Fund. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.
     Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the Fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Advisor determines that the closing price of the security is unreliable, the Advisor will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.
     Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual Funds to calculate their net asset values.
     The Advisor may use indications of fair value from pricing services approved by the Board. In other circumstances, the Advisor valuation committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, the Advisor routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board. Specific types of securities are valued as follows:
     Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, the Advisor will value the security at fair value in good faith using procedures approved by the Board.
     Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If an issuer specific event has occurred that the Advisor determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. The Advisor also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where the Advisor believes, at the approved degree of certainty, that the price is not reflective of current market value, the Advisor will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.
     Fund securities primarily traded on foreign markets may trade on days that are not business days of the Fund. Because the net asset value of Fund shares is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the Fund.
     Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service is unreliable, the Advisor the valuation committee may fair value the security using procedures approved by the Board.
     Short-term Securities: The Fund's short-term investments are valued at amortized cost when the security has 60 days or less to maturity.
     Futures and Options: Futures and options are valued on the basis of market quotations, if available.
     Open-end Funds: To the extent the Fund invests in other open-end Funds, the investing Fund will calculate its net asset value using the net asset value of the underlying Fund in which it invests.
     The Fund discloses portfolio holdings at different times and with different lag times to insurance companies issuing variable products that invest in the Fund, and in annual, semi-annual and quarterly shareholder reports. Refer to such reports to determine the types of securities in which a Fund has invested. You may also refer to the Statement of Additional Information to determine what types of securities in which the Fund may invest. You may obtain copies of these reports or of the
     Statement of Additional Information from the insurance company that issued your variable product, or from the advisor as described on the back cover of this prospectus.
     The Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or earlier NYSE closing time that day.
     Taxes                          [GRAPHIC]
     The amount, timing and character of distributions to the separate account may be affected by special tax rules applicable to certain investments purchased by the Fund. Variable product owners should refer to the prospectus for their variable products for information regarding the tax consequences of owning such variable products and should consult their tax advisors before investing.
     Dividends And Distributions    [GRAPHIC]
     DIVIDENDS
     The Fund generally declares and pays dividends, if any, annually to separate accounts of insurance companies issuing the variable products.
     The Fund expects that its distributions will consist primarily of capital gains.
     CAPITAL GAINS DISTRIBUTIONS
     The Fund generally distributes long-term and short-term capital gains, if any, annually to separate accounts of insurance companies issuing the variable products.
     At the election of insurance companies issuing the variable products dividends and distributions are automatically reinvested at net asset value in shares of the Fund.
Voting Rights
     Since the shares of the Fund are owned by your insurance company and not by you directly, you will not vote shares of the Fund. Your insurance company will vote the shares that it holds as required by state and federal law. Your contract prospectus contains more information on your rights to instruct your insurance company how to vote Fund shares held in connection with your contract.
Share Classes
     The Fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution of "Rule 12b-1 Plan". This prospectus relates to the Series I shares.
Payments to Insurance Companies

     ADI, the distributor of the Fund, or one or more of its corporate affiliates, may make cash revenue sharing payments to the insurance company that issued your variable product or its affiliates in connection with promotion of the Fund and certain other marketing support services. ADI makes these payments from its own resources.

     ADI makes revenue sharing payments as incentives to certain insurance companies to promote the sale and retention of shares of the Fund. The benefits ADI receives when it makes these payments may include, among other things, adding the Fund to the list of underlying investment options in the insurance companies' variable products, and access (in some cases on a preferential basis over other competitors) to individual members of the insurance companies' sales force or to the insurance companies' management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the insurance company for including the Fund in its variable products (on its "sales shelf"). ADI compensates insurance companies differently depending typically on the level and/or type of considerations provided by the insurance company. The revenue sharing payments ADI makes may be calculated on sales of shares of the Fund (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold to the insurance company during the particular period. Such payments also may be calculated on the average daily net assets of the Fund attributable to that particular insurance company (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make sales of shares of the Fund and Asset-Based Payments primarily create incentives to retain assets of the Fund in insurance company separate accounts.


     ADI is motivated to make the payments described above in order to promote the sale of Fund shares and the retention of those investments by clients of insurance companies. To the extent insurance companies sell more shares of the Fund or retain shares of the Fund in their variable product owners' accounts, ADI benefits from the incremental management and other fees paid to ADI by the Fund with respect to those assets.


     In addition to the payments listed above, the Advisor may also reimburse insurance companies for certain administrative services provided to variable product owners. Under a Master Administrative Services Agreement, between the Fund and the Advisor, the Advisor is entitled to receive from the Fund reimbursement of its costs or such reasonable compensation as may be approved by the Board of the Fund. Under this arrangement, the Advisor provides, or assures that insurance companies issuing variable products will provide, certain variable product owner-related services. These services, include, but are not limited to, facilitation of variable product owners' purchase and redemption requests; distribution to existing variable product owners of copies of Fund prospectuses, proxy materials, periodic Fund reports, and other materials; maintenance of variable product owners' records; and fund services and communications. Currently, these administrative service payments made by the Fund to the Advisor are subject to an annual limit of 0.25% of the average net assets invested in the Fund by each insurance company. Any amounts paid by the Advisor to an insurance company in excess of 0.25% of the average net assets invested in the Fund are paid by the Advisor out of its own financial resources, and not out of the Fund's assets.

     You can find further details in the Statement of Additional Information about these payments and the services provided by insurance companies. In certain cases these payments could be significant to the insurance company. Your insurance company may charge you additional fees or commissions, on your variable product other than those disclosed in this prospectus. You can ask your insurance company about any payments it receives from AIM, ADI, or the Fund, as well as about fees and/or commissions it charges.

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Fund's Series I shares. Certain information reflects the financial results for a single Series I Fund share. The total returns in the table represent the annual percentages that an investor would have earned (or lost) on an investment in a share of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent registered public accountants, whose report, along with the financial statements, is included in the Fund's Annual Report. This Report is available without charge by contacting ADI at the address or telephone number on the back cover of this Prospectus.






                                                                                             Year ended December 31,
                                                                   ------------------------------------------------------------
                                                                        2004            2003           2002           2001
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $  11.77        $   8.54       $  12.54       $  18.21
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.09)          (0.07)         (0.00)/(a)/    (0.00)/(a)/
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)      1.66            3.30          (4.00)         (5.67)
--------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                   1.57            3.23          (4.00)         (5.67)
--------------------------------------------------------------------------------------------------------------------------------
Less distributions from net realized gains                               --              --             --             --
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  13.34        $  11.77       $   8.54       $  12.54
--------------------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                     13.34%          37.82%        (31.90)%       (31.14)%
--------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $123,609        $169,269       $116,135       $174,716
--------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                1.14%/(c)/      1.14%/(d)/     1.12%          1.08%
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets           (0.62)%/(c)/    (0.70)%        (0.75)%        (0.54)%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                  64%            129%           110%            62%
--------------------------------------------------------------------------------------------------------------------------------


                                                                   ---------
                                                                        2000
---------------------------------------------------------------------------------
Net asset value, beginning of period                               $  18.90
---------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.00)/(a)/
---------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     (0.67)
---------------------------------------------------------------------------------
    Total from investment operations                                  (0.67)
---------------------------------------------------------------------------------
Less distributions from net realized gains                            (0.02)
---------------------------------------------------------------------------------
Net asset value, end of period                                     $  18.21
---------------------------------------------------------------------------------
Total return/(b)/                                                     (3.55)%
---------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $170,610
---------------------------------------------------------------------------------
Ratio of expenses to average net assets                                1.09%
---------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets           (0.24)%
---------------------------------------------------------------------------------
Portfolio turnover rate                                                  58%
---------------------------------------------------------------------------------


/(a)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.08), $(0.06) and $(0.03) for the years ended December 31, 2002, 2001 and 2000, respectively.


/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.


/(c)/Ratios are based on average daily net assets of $137,611,312.


/(d)/After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.15% for the year ended December 31, 2003.

                       Obtaining Additional Information
--------------------------------------------------------------------------------
More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the Fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the Fund's investments. The Fund's annual report also discusses the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. Beginning with the fiscal periods ending after July 9, 2004, the Fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.
If you wish to obtain free copies of the Fund's current SAI or annual or semiannual reports, please contact the insurance company that issued your variable products, or you may contact us by mail at A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173 or

                          By Telephone: (800) 410-4246

Because you cannot purchase shares of the Fund directly, these documents have not been made available on our website.
The Fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable products that invest in the Fund.
You can also review and obtain copies of the Fund's SAI, financial reports, the Fund's Form N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Room, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.
  AIM V.I. Dynamics Fund Series I
  SEC 1940 Act file number: 811-7452

                     [LOGO] Your goals
                      Our solutions/R/
                                   AIM
AIMinvestments.com      Investments/R/

PROSPECTUS | April 29, 2005
AIM V.I. DYNAMICS FUND
SERIES II SHARES
A mutual fund sold exclusively to insurance company separate accounts funding variable annuity contracts and variable life insurance policies.

This prospectus contains important information about the Series II class shares (Series II shares) of the Fund. Please read it before investing and keep it for future reference.


TABLE OF CONTENTS
Investment Goals, Strategies, And Risks..2............................
Disclosure Of Portfolio Holdings.........3............................
Fund Performance.........................3............................
Fee Table, Expense Example, And
  Hypothetical Investment And Expense
  Information........................................................4
Investment Risks........................ 5............................
Principal Risks Associated With The Fund 5............................
Temporary Defensive Positions........... 6............................
Fund Management......................... 7............................
Portfolio Managers...................... 8............................
Purchase And Redemption Of Shares....... 8............................
Excessive Short-Term Trading Activity
  Disclosures........................... 9............................
Pricing of Shares...................... 10............................
Taxes.................................. 11............................
Dividends And Distributions............ 11............................
Voting Rights.......................... 11............................
Share Classes...........................11............................
Distribution Plan.......................11............................
Payments To Insurance Companies........ 12............................
Financial Highlights................... 13............................

The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions, are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of A I M Management Group Inc. Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.
No dealer, salesperson, or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus, and you should not rely on such other information or representations.
The Securities and Exchange Commission has not approved or disapproved the shares of this Fund. Likewise, the Commission has not determined if this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a federal crime.
  AIM VARIABLE INSURANCE FUNDS
[LOGO] Your goals
Our solutions/sm/
AIM
Investments

     A I M Advisors, Inc. (AIM or Advisor) is the investment advisor for the Fund. Prior to April 30, 2004, the Fund was a series portfolio of INVESCO Variable Investment Funds, Inc., a Maryland corporation (the Company). On April 30, 2004, the Fund became a series portfolio of AIM Variable Insurance Funds, a Delaware statutory trust. Prior to April 30, 2004, INVESCO Funds Group, Inc. (INVESCO) served as the investment advisor for the series portfolio of the Company.

     Shares of the Fund are used as investment vehicles for variable annuity contracts and variable life insurance policies (variable products) issued by certain insurance companies. You cannot purchase shares of the Fund directly. As an owner of a variable product (variable product owner) that offers the Fund as an investment option, however, you may allocate your variable product values to a separate account of the insurance company that invests in shares of the Fund.
     Your variable product is offered through its own prospectus, which contains information about your variable product, including how to purchase the variable product and how to allocate variable product values to the Fund.
THIS PROSPECTUS WILL TELL YOU MORE ABOUT:
     Investment Goals & Strategies  [GRAPHIC]
[LOGO]Potential Investment Risks
     Past Performance               [GRAPHIC]
                 --------------------------------------------
                                    [GRAPHIC]
     [LOGO]
          Investment Goals, Strategies, And Risks

FOR MORE DETAILS ABOUT The Fund seeks long-term capital growth. It is THE FUND'S MARKET OUT- actively managed. The Fund invests primarily in
LOOK, PLEASE SEE THE   equity securities that the Advisor believes will
MOST RECENT ANNUAL OR  rise in price faster than other securities, as
SEMIANNUAL REPORT.     well as in options and other investments whose
                       values are based upon the values of equity securities.
                       The Fund normally invests at least 65% of its net assets in common stocks of mid-size companies.
                       The Fund considers a company to be a
                       mid-capitalization company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell MidCap(R) Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell MidCap(R) Index measures the performance of the 800 companies with the lowest market capitalization in the Russell 1000(R) Index. The Russell 1000(R) Index is a widely recognized, unmanaged index of common stocks of the 1000 largest companies in the Russell 3000(R) Index, which measures the performance of the 3000 largest U.S. companies based on total market capitalization. The Fund may invest up to 25% of its assets in securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation. The Fund also has the flexibility to invest in other types of securities including preferred stocks, convertible securities, and bonds.
     The core of the Fund's portfolio is invested in securities of established companies that are leaders in attractive growth markets with a history of strong returns. The remainder of the portfolio is invested in securities of companies that show accelerating growth, driven by product cycles, favorable industry or sector conditions, and other factors that the Advisor believes will lead to rapid sales or earnings growth.
     The Fund's strategy relies on many short-term factors including current information about a company, investor interest, price movements of a company's securities, and general market and monetary conditions. Consequently, the Fund's investments may be bought and sold relatively frequently.
     The Fund is managed in the growth style. The Advisor uses a research-oriented "bottom up" investment approach to create the Fund's investment portfolio focusing on company fundamentals and growth prospects when selecting securities.
     We seek securities for the Fund that meet the following standards:
    . Exceptional growth: The markets and industries they represent are growing significantly faster than the economy as a whole.
    . Leadership: They are leaders -- or emerging leaders -- in these markets, securing their positions through technology, marketing, distribution, or some other innovative means.
    . Financial validation: Their returns -- in the form of sales unit growth, rising operating margins, internal funding and other factors -- demonstrate exceptional growth and leadership.
     Growth investing may be more volatile than other investment styles because growth stocks are more sensitive to investor perceptions of an issuing company's growth potential. Growth-oriented funds typically will underperform value-oriented funds when investor sentiment favors the value investing style.
     While the Fund generally invests in mid-sized companies, the Fund sometimes invests in the securities of smaller companies. The prices of these mid-size and small company securities tend to move up and down more rapidly than the securities prices of larger, more established companies, and the price of Fund shares tends to fluctuate more than it would if the Fund invested in the securities of larger companies.

     At any given time, the Fund may be subject to sector risk. Companies with similar lines of business (for example, financial services, health, or technology) are grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. The Fund is not limited with respect to sectors in which it can invest. If the portfolio manager allocates more of his Fund's portfolio holdings to a particular economic sector, the Fund's overall performance will be more susceptible to the economic, business, or other developments which generally affect that sector. The Fund can still be diversified, even if it is heavily weighted in one or more sectors.

     The Fund is subject to other principal risks such as potential conflicts, market, liquidity, counterparty, foreign securities, lack of timely information, and portfolio turnover risks. These risks are described and discussed later in the Prospectus under the headings "Investment Risks" and "Principal Risks Associated With The Fund." An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. As with any mutual fund, there is always a risk that an investment in the Fund may lose money.

     Disclosure Of Portfolio Holdings
     A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Fund's Statement of Additional Information.
     Fund Performance               [GRAPHIC]
     The bar chart and table below show the Fund's performance (commonly known as its "total return") for the periods ended December 31. Remember, past performance does not indicate how the Fund will perform in the future.
     The Fund's average annual total returns shown below are net of its expenses, but do not reflect the additional fees and expenses assessed in connection with your variable product. If those product fees and expenses were included, the returns would be less than those shown.
     Performance shown for periods prior to the inception date of the Series II shares reflects the Series I shares performance, adjusted to reflect the impact that the Rule 12b-1 plan of Series II shares would have had if the Series II shares had then existed. Series I shares are not offered by this prospectus. The Series I and Series II shares invest in the same portfolio of securities and will have substantially similar performance, except to the extent that the expenses borne by each share class differ. Series II shares have higher expenses (and therefore lower performance) resulting from its Rule 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Fund).
     The following performance table compares the Fund's performance to those of an unmanaged broad-based securities market index, style-specific index and peer-group index. The Fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the Fund may deviate significantly from the performance of the indices shown below.

    AIM V.I. DYNAMICS FUND (SERIES II)
         ANNUAL TOTAL RETURN/1,2/
-----------------------------------------------------------
                                    [CHART]
 1998     1999     2000     2001     2002     2003    2004
------   ------  -------  -------- --------  ------  ------
19.05%   55.21%  (3.79%)  (31.31%) (32.07%)  37.48%  13.07%
-----------------------------------------------------------
Best Calendar Qtr.  12/99 33.15%
Worst Calendar Qtr. 9/01 (34.23%)


---------------------------------------------------------------------
                                       AVERAGE ANNUAL TOTAL RETURN
                                       FOR THE PERIODS ENDED 12/31/04
                                       ------------------------------
                                                            SINCE
                                       1 YEAR   5 YEARS   INCEPTION
---------------------------------------------------------------------
 AIM V.I. Dynamics Fund
  (Series II)/1/                       13.07%   (6.94%)   3.97%/2/
 S&P 500 Index/3,4/                    10.87%   (2.30%)   5.72%/2/
 Russell Midcap(R) Growth Index/4,5/   15.48%   (3.36%)   6.03%/2/
 Lipper Mid-Cap Growth Fund Index/4,6/ 14.03%   (6.07%)   5.29%/2/
---------------------------------------------------------------------


   /1/ For periods prior to April 30, 2004, performance shown relates to a predecessor fund advised by INVESCO. The returns shown for these periods are the blended returns of the historical performance of the Fund's Series II shares since their inception and the restated historical performance of the predecessor Fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date of the Fund's Series II shares is April 30, 2004. Total return figures include reinvested dividends and capital gain distributions and the effect of the Fund's expenses.

   /2/ Series I shares of the Fund commenced investment operations on August
       22, 1997. Index comparison begins on August 31, 1997.

   /3/ The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance. The Fund has also included the Russell Midcap(R) Growth Index, which the Fund believes more closely reflects the performance of the securities in which the Fund invests. In addition, the Lipper Mid-Cap Growth Fund Index (which may or may not include the Fund) is included for comparison to a peer-group.


   /4/ The indices may not reflect payment of fees, expenses or taxes.

   /5/ The Russell Midcap(R) Growth Index measures the performance of those securities in the Russell Midcap(R) Index with a higher than average growth forecast.

    /6 /The Lipper Mid-Cap Growth Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Mid-Cap Growth category. These funds, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperCompsite 1500 Index. Mid-Cap Growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three year sales-per-share growth value, compared to the S&P MidCap 400 Index.

Fee Table, Expense Example, And Hypothetical Investment And Expense Information

     The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable product owner buys, holds, or redeems interest in an insurance company separate account that invests in the Series II shares of the Fund but does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.
     SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                     Series II shares
Maximum Sales Charge (Load)                N/A
Maximum Deferred Sales Charge (Load)       N/A

     ---

   "N/A"in the above table means "not applicable."

     ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)/1/

                                     Series II shares
Management Fees                           0.75%
Rule (12b-1) Fees                         0.25%
Other Expenses/2/                         0.39%
Total Annual Fund Operating Expenses      1.39%
Fee Waiver/3,4/                           0.01%
Net Annual Fund Operating Expenses        1.38%




    /1 /Except as otherwise notes, figures shown in the table are for the year ended December 31, 2004 and are expressed as a percentage of the Fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.




   /2/ Other Expenses are based on estimated amounts for the current fiscal year.


   /3/ The Fund's advisor and/or distributor have contractually agreed to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series II shares to 1.45% of average daily nets assets for each series portfolio of AIM Variable Insurance Funds. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales;
        (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and
        (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The expense limitation agreement is in effect through April 30, 2006.


   /4/ Effective January 1, 2005 through June 30, 2006, the advisor has contractually agreed to waive a portion of its advisory fees. The Fee Waiver reflects this agreement. (See "Fund Management-Investment Advisor").

     EXPENSE EXAMPLE

     This Example is intended to help you compare the costs of investing in the Fund's Series II shares to the cost of investing in other mutual funds. The Example also does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.




     The Example assumes that you invest $10,000 in the Fund's Series II shares for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same and includes the effect of any contractual fee waivers and/or expense reimbursements. To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


                          1 Year 3 Years 5 Years 10 Years
                          ------ ------- ------- --------
Series II shares
  AIM V.I. Dynamics Fund   $141   $439    $760    $1,668


     HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION


     The following supplemental hypothetical investment information provides additional information in a different format from the preceding Fee Table about the effect of a fund's expenses, including investment advisory fees and other Fund costs, on the Fund's return over a 10-year period. Because a fund's annual return when quoted is already reduced by the fund's fees and expenses for that year, this hypothetical expense information is intended to help you understand the annual and cumulative impact of a fund's fees and expenses on your investment. Assuming a hypothetical investment of $10,000 in the Fund and a 5% return before expenses each year, the chart shows the cumulative return before expenses, the cumulative return after expenses, the ending balance and the estimated annual expenses for each year one through ten. The chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The annual expense ratio, which is the same as stated in the Fee Table above, is reflected in the chart and is net of any contractual fee waiver or expense reimbursement. There is no assurance that the current annual expense ratio will be the expense ratio for the Fund. To the extent that the advisor makes any waivers or reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account any fees and expenses assessed in connection with your variable product; if they did, the expenses shown would be higher, while the ending balance shown would be lower. You should understand that this is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.


Series II--Annual Expense
Ratio 1.38%                 Year 1     Year 2     Year 3     Year 4     Year 5     Year 6     Year 7     Year 8     Year 9
-----------------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
 Expenses                      5.00%     10.25%     15.76%     21.55%     27.63%     34.01%     40.71%     47.75%     55.13%
Cumulative Return After
 Expenses                      3.62%      7.37%     11.26%     15.29%     19.46%     23.78%     28.26%     32.91%     37.72%
End of Year Balance       $10,362.00 $10,737.10 $11,125.79 $11,528.54 $11,945.87 $12,378.31 $12,826.41 $13,290.73 $13,771.85
Estimated Annual Expenses $   140.50 $   145.58 $   150.85 $   156.31 $   161.97 $   167.84 $   173.91 $   180.21 $   186.73
-----------------------------------------------------------------------------------------------------------------------------


Series II--Annual Expense
Ratio 1.38%                Year 10
------------------------------------
Cumulative Return Before
 Expenses                     62.89%
Cumulative Return After
 Expenses                     42.70%
End of Year Balance       $14,270.39
Estimated Annual Expenses $   193.49
------------------------------------



[LOGO]Investment Risks
BEFORE ALLOCATING VARIA- You should determine the level of risk with which
BLE PRODUCT VALUES TO    you are comfortable before you allocate contract
THE FUND, YOU SHOULD     values to the Fund. The principal risks of any
DETERMINE THE LEVEL OF   mutual fund, including the Fund, are:
RISK WITH WHICH YOU ARE
COMFORTABLE. TAKE INTO   Not Insured. Mutual funds are not insured by the
ACCOUNT FACTORS LIKE     FDIC or any other government agency, unlike bank
YOUR AGE, CAREER, INCOME deposits such as CDs or savings accounts.
LEVEL, AND TIME HORIZON.
                         No Guarantee. No mutual fund can guarantee that it will meet its investment objectives.
                         Possible Loss Of Investment. A mutual fund cannot guarantee its performance, nor assure you that the market value of your investment will increase. You may lose the money you invest, and the Fund will not reimburse you for any of these losses.
                         Volatility. The price of Fund shares will increase or decrease with changes in the value of the Fund's underlying investments and changes in the equity markets as a whole.
[LOGO]Principal Risks Associated With The Fund
     You should consider the special risk factors discussed below associated with the Fund's policies in determining the appropriateness of allocating your contract values to the Fund. See the Statement of Additional Information for a discussion of additional risk factors.
     MARKET RISK
     Equity stock prices vary and may fall, thus reducing the value of the Fund's investment. Certain stocks selected for the Fund's portfolio may decline in value more than the overall stock market. In general, the securities of small companies are more volatile than those of mid-size companies or large companies.
     LIQUIDITY RISK
     The Fund's portfolio is liquid if the Fund is able to sell the securities it owns at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Investments in smaller companies or in foreign companies or companies in emerging markets are subject to a variety of risks, including potential lack of liquidity.
     DERIVATIVES RISK
     A derivative is a financial instrument whose value is "derived," in some manner, from the price of another security, index, asset or rate. Derivatives include options contracts, among a wide range of other instruments. The principal risk of investments in derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Some derivatives are more sensitive to interest rate changes and market price fluctuations than others. Also, derivatives are subject to counterparty risk, described below.
     Options are a common type of derivative that a Fund may occasionally use to hedge its investments. An option is the right to buy and sell a security or other instrument, index, or commodity at a specific price on or before a specific date. The use of options may increase the performance of the Fund, but also may increase market risk. Other types of derivatives include futures, swaps, caps, floors, and collars.
     COUNTERPARTY RISK
     This is a risk associated primarily with repurchase agreements and some derivatives transactions. It is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the Fund.

     FOREIGN SECURITIES RISKS
     Investments in foreign and emerging markets carry special risks, including currency, political, regulatory, and diplomatic risks.
       Currency Risk. A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of the Fund's investment in a security valued in the foreign currency, or based on that currency value. Political Risk. Political actions, events, or instability may result in unfavorable changes in the value of a security.
       Regulatory Risk. Government regulations may affect the value of a security. In foreign countries, securities markets that are less regulated than those in the U.S. may permit trading practices that are not allowed in the U.S.
       Diplomatic Risk. A change in diplomatic relations between the U.S. and a foreign country could affect the value or liquidity of investments.
     LACK OF TIMELY INFORMATION RISK
     Timely information about a security or its issuer may be unavailable, incomplete, or inaccurate. This risk is more common to securities issued by foreign companies and companies in emerging markets than it is to the securities of U.S.-based companies.


                 --------------------------------------------
     Although the Fund generally invests in publicly traded equity securities of growing companies, the Fund also may invest in other types of securities and other financial instruments indicated in the chart below. Although these investments typically are not part of the Fund's principal investment strategy, they may constitute a significant portion of the Fund's portfolio, thereby possibly exposing the Fund and its investors to the following additional risks.

INVESTMENT                                                                              RISKS
--------------------------------------------------------------------------------------------------------------------------
American Depositary Receipts (ADRs)
These are securities issued by U.S. banks that represent shares of foreign corporations Market, Information, Political,
held by those banks. Although traded in U.S. securities markets and valued in U.S.      Regulatory, Diplomatic, Liquidity,
dollars, ADRs carry most of the risks of investing directly in foreign securities.      and Currency Risks
--------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements
A contract under which the seller of a security agrees to buy it back at an agreed-upon Counterparty Risk price and time in the future.
--------------------------------------------------------------------------------------------------------------------------

[LOGO]Temporary Defensive Positions
     When securities markets or economic conditions are unfavorable or unsettled, the Advisor might try to protect the assets of the Fund by investing in securities that are highly liquid, such as high-quality money market instruments like short-term U.S. government obligations, commercial paper, or repurchase agreements, even though that is not the normal investment strategy of the Fund. The Advisor has the right to invest up to 100% of the Fund's assets in these securities, although we are unlikely to do so. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, they also have their own risks. Investments that are highly liquid or comparatively safe tend to offer lower returns. Therefore, the Fund's performance could be comparatively lower if it concentrates in defensive holdings.

     Fund Management

AIM AND ADI ARE SUBSIDIARIES OF INVESTMENT ADVISOR
AMVESCAP PLC, AN INTERNATIONAL
INVESTMENT MANAGEMENT COM-      AIM is the investment advisor for the Fund
PANY THAT MANAGES MORE THAN     and is responsible for its day-to-day
$382 BILLION IN ASSETS WORLD-   management. AIM is located at 11 Greenway
WIDE. AMVESCAP IS BASED IN LON- Plaza, Suite 100, Houston, Texas 77046-1173.
DON, WITH MONEY MANAGERS        AIM supervises all aspects of the Fund's
LOCATED IN EUROPE, NORTH AND    operations and provides investment advisory
SOUTH AMERICA, AND THE FAR      services to the Fund, includ-ing obtaining
EAST.                           and evaluating economic, statistical and
                                financial information to formulate and
                                implement investment programs for the Fund.
                                AIM has acted as an investment advisor since its organization in 1976. Today, AIM, together with its subsidiaries, advises or manages over 200 investment portfolios, encompassing a broad range of investment objectives.
                                A I M Distributors, Inc. (ADI) is the Fund's distributor and is responsible for the sale of the Fund's shares. AIM and ADI are subsidiaries of AMVESCAP PLC.


                           Prior to April 30, 2004, INVESCO served as the investment advisor for the Fund. During the fiscal year ended December 31, 2004, AIM or INVESCO received compensation of 0.75% of average daily net assets. The annual management fee payable to the investment advisor pursuant to the investment advisory agreement was 0.75% of average daily net assets, based on net asset levels. AIM has contractually agreed to advisory fee waivers for the period January 1, 2005 to June 30, 2006. The advisor will waive advisory fees to the extent necessary so that the advisory fee payable does not exceed the advisory fee rates after January 1, 2005. Following are the advisory fee rates before and after January 1, 2005.

----------------------------------------------------------------------
ADVISORY FEE RATES BEFORE               ADVISORY FEE RATES AFTER
JANUARY 1, 2005 WAIVER                   JANUARY 1, 2005 WAIVER
----------------------------------------------------------------------
0.75% of average daily net assets     0.745% of the first $250 million
                                        0.73% of the next $250 million
                                       0.715% of the next $500 million
                                        0.70% of the next $1.5 billion
                                       0.685% of the next $2.5 billion
                                        0.67% of the next $2.5 billion
                                       0.655% of the next $2.5 billion
                                  0.64% of the excess over $10 billion

     On October 8, 2004, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM Funds) and AIM reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission (SEC), the New York Attorney General (NYAG) and the Colorado Attorney General (COAG), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. (ADI) (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

     Under the settlements, $325 million will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and $50 million will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity. These settlement Funds will be distributed in accordance with a methodology to be determined by an independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. In addition, as required by the settlements, AIM is undertaking certain governance and compliance reforms and reviewing its policies and procedures.


     At the request of the trustees of the AIM Funds, AMVESCAP PLC (AMVESCAP), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by such Funds related to market timing matters.

     The independent trustees of the AIM Funds have been assisted by their own independent counsel and financial expert in their own investigation of market timing activity in the AIM Funds. A special committee, consisting of four independent trustees, was formed to oversee this investigation. None of the costs of this investigation will be borne by the AIM Funds or by Fund shareholders.

     IFG, AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
     Section 529 college savings plans and procedures for locating lost securityholders. Additional regulatory inquiries related to these or other issues may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

     A number of private civil lawsuits related to market timing, late trading and related issues have been filed against (depending on the lawsuit) certain of the AIM Funds, IFG, AIM, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties. All such lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland for consolidated or coordinated pre-trial proceedings. Other private civil lawsuits have been filed against (depending on the lawsuit) IFG, AIM, ADI, certain related entities, certain of their current and former officers and/or certain of the AIM Funds and their trustees alleging the improper use of fair value pricing, excessive advisory and/or distribution fees, improper charging of distribution fees on limited offering Funds or share classes and improper mutual fund sales practices and directed-brokerage arrangements and participation in class action settlements.


     Additional civil lawsuits related to the above or other issues may be filed by private litigants or by regulators against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

     You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the Fund's Statement of Additional Information and on AIM's Internet website under the heading "Settled Enforcement Actions and Investigations Related to Market Timing, Regulatory Inquiries and Pending Litigation" (http://www.aiminvestments.com/regulatory).
     As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds. Portfolio Managers
     The following individuals are jointly and primarily responsible for the day-to-day management of the Fund's portfolio:
     Paul J. Rasplicka (lead manager), Senior Portfolio Manager, who has been responsible for the Fund since 2004 and has been associated with the Advisor and/or its affiliates since 1994. As the lead manager, Mr. Rasplicka generally has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Mr. Rasplicka may perform these functions, and the nature of these functions, may change from time to time.

     Karl Farmer, Portfolio Manager, who has been responsible for the fund since 2005 and has been associated with the Advisor and/or its affiliates since 1998.


     They are assisted by the Advisor's Mid Cap Growth and GARP (growth at a reasonable price) Team which may be comprised of portfolio managers, research analysts and other investment professionals of the Advisor. Team members provide research support and make securities recommendations with respect to the Fund's portfolio, but do not have day-to-day management responsibilities with respect to the Fund's portfolio. Members of the teams may change from time to time. More information on the teams, including biographies of other members of the teams, may be found on the Advisor's website (http://www.aiminvestments.com). The website is not part of this prospectus.

     The Fund's Statement of Additional Information provides additional information about the portfolio manager's investments in the Fund, a description of their compensation structure, and information regarding other accounts they manage.
     Purchase And Redemption Of Shares
     The Fund ordinarily effects orders to purchase and redeem shares at the Fund's next computed net asset value after it receives an order. Insurance companies participating in the Fund serve as the Fund's designee for receiving orders of separate accounts that invest in the Fund. The Fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the NYSE restricts or suspends trading.

     Although the Fund generally intends to pay redemption proceeds solely in cash, the Fund reserves the right to determine, in its sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

     Shares of the Fund are offered in connection with mixed and shared funding, i.e., to separate accounts of affiliated and unaffiliated insurance companies funding variable products. The Fund currently offers shares only to insurance company separate accounts. In the future, the Fund may offer them to pension and retirement plans that qualify for special federal income tax treatment. The Fund and AIM have applied for regulatory relief to enable the Fund's shares to be sold to and held by one or more Fund of Funds (open-end management investment companies or series thereof that offer their shares exclusively to insurance companies, their separate accounts and/or qualified plans). The Fund plans to offer its shares to Fund of Funds following receipt of the requested regulatory relief. Due to differences in tax treatment and other considerations, the interests of Fund shareholders, including variable product owners and plan participants investing in the Fund (whether directly or indirectly in the Fund of Funds), may conflict.


     Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one insurance company separate account investing directly or indirectly in a Fund could cause variable products funded through another insurance company separate account to lose their tax-deferred status, unless remedial actions were taken. The Board of Trustees (the Board) of the Fund will monitor for the existence of any material conflicts and determine what action, if any, should be taken. A Fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account (or plan) withdrawing because of a conflict.

     Excessive Short-Term Trading Activity Disclosures

     The Fund's investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the Fund's shares (i.e., purchases of Fund shares followed shortly thereafter by redemptions of such shares, or vice versa) may hurt the long-term performance of the Fund by requiring it to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of the Fund by causing it to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of Fund shares held by long-term investors may be diluted.

     The Board has adopted policies and procedures designed to discourage excessive short-term trading of Fund shares. The Fund may alter its policies and procedures at any time without giving prior notice to Fund shareholders, if the advisor believes the change would be in the best interests of long-term investors.
     Pursuant to the Fund's policies and procedures, AIM and its affiliates (collectively the "AIM Affiliates") currently use the following tools designed to discourage excessive short-term trading in the Fund:
       (1)trade activity monitoring; and
       (2)the use of fair value pricing consistent with procedures approved by the Board.
     Each of these tools is described in more detail below.
     In addition, restrictions designed to discourage or curtail excessive short-term trading activity may be imposed by the insurance companies and/or their separate accounts that invest in the Fund on behalf of variable product owners. Variable product owners should refer to the applicable contract and related prospectus for more details.
     TRADE ACTIVITY MONITORING
     To detect excessive short-term trading activities, the AIM Affiliates will monitor, on a daily basis, selected aggregate purchase, or redemption trade orders placed by insurance companies and/or their separate accounts. The AIM Affiliates will seek to work with insurance companies to discourage variable product owners from engaging in abusive trading practices. However, the ability of the AIM Affiliates to monitor trades that are placed by variable product owners is severely if not completely limited due to the fact that the insurance companies trade with the Fund through omnibus accounts, and maintain the exclusive relationship with, and are responsible for maintaining the account records of, their variable product owners. There may also be legal and technological limitations on the ability of insurance companies to impose restrictions on the trading practices of their variable product owners. As a result, there can be no guarantee that the AIM Affiliates will be able to detect or deter market timing by variable product owners.

     If, as a result of this monitoring, the AIM Affiliates believe that a variable product owner has engaged in excessive short-term trading (regardless of whether or not the insurance company's own trading restrictions are exceeded), the AIM Affiliates will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the insurance company to take action to stop such activities, or (ii) refusing to process future purchases related to such activities in the insurance company's account with the Fund. AIM Affiliates will use reasonable efforts to apply the fund's policies uniformly given the potential limitations described above.

     FAIR VALUE PRICING
     Securities owned by the Fund are to be valued at current market value if market quotations are readily available. All other securities and assets of the Fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of the Fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.
     See "Pricing of Shares -- Determination of Net Asset Value" for more information.

     RISKS
     There is the risk that the Funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive short-term trading. Although these policies and procedures, including the tools described above, are designed to discourage excessive short-term trading, they do not eliminate the possibility that excessive short-term trading activity in the Fund will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with the best interests of long-term investors. However, there can be no assurance that the AIM Affiliates will be able to gain access to any or all of the information necessary to detect or prevent excessive short-term trading by a variable product owner. While the AIM Affiliates and the Fund may seek to take actions with the assistance of the insurance companies that invest in the Fund, there is the risk that neither the AIM Affiliates nor the Fund will be successful in their efforts to minimize or eliminate such activity.
Pricing of Shares
     DETERMINATION OF NET ASSET VALUE
     The price of the Fund's shares is the Fund's net asset value per share.
     The Fund values portfolio securities for which market quotations are readily available at market value. The Fund values all other securities and assets for which market quotations are not readily available at their fair value in good faith using procedures approved by the Board of the Fund. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.
     Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the Fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Advisor determines that the closing price of the security is unreliable, the Advisor will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.
     Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual Funds to calculate their net asset values.
     The Advisor may use indications of fair value from pricing services approved by the Board. In other circumstances, the Advisor valuation committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, the Advisor routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board. Specific types of securities are valued as follows:
     Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, the Advisor will value the security at fair value in good faith using procedures approved by the Board.
     Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If an issuer specific event has occurred that the Advisor determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. The Advisor also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where the Advisor believes, at the approved degree of certainty, that the price is not reflective of current market value, the Advisor will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.
     Fund securities primarily traded on foreign markets may trade on days that are not business days of the Fund. Because the net asset value of Fund shares is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the Fund.
     Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service is unreliable, the Advisor the valuation committee may fair value the security using procedures approved by the Board.
     Short-term Securities: The Fund's short-term investments are valued at amortized cost when the security has 60 days or less to maturity.
     Futures and Options: Futures and options are valued on the basis of market quotations, if available.
     Open-end Funds: To the extent the Fund invests in other open-end Funds, the investing Fund will calculate its net asset value using the net asset value of the underlying Fund in which it invests.
     The Fund discloses portfolio holdings at different times and with different lag times to insurance companies issuing variable products that invest in the Fund, and in annual, semi-annual and quarterly shareholder reports. Refer to such reports to determine the types of securities in which a Fund has invested. You may also refer to the Statement of Additional Information to determine what types of securities in which the Fund may invest. You may obtain copies of these reports or of the
     Statement of Additional Information from the insurance company that issued your variable product, or from the advisor as described on the back cover of this prospectus.
     The Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or earlier NYSE closing time that day.
     Taxes                          [GRAPHIC]
     The amount, timing and character of distributions to the separate account may be affected by special tax rules applicable to certain investments purchased by the Fund. Variable product owners should refer to the prospectus for their variable products for information regarding the tax consequences of owning such variable products and should consult their tax advisors before investing.
     Dividends And Distributions    [GRAPHIC]
     DIVIDENDS
     The Fund generally declares and pays dividends, if any, annually to separate accounts of insurance companies issuing the variable products.
     The Fund expects that its distributions will consist primarily of capital gains.
     CAPITAL GAINS DISTRIBUTIONS
     The Fund generally distributes long-term and short-term capital gains, if any, annually to separate accounts of insurance companies issuing the variable products.
     At the election of insurance companies issuing the variable products dividends and distributions are automatically reinvested at net asset value in shares of the Fund.
Voting Rights
     Since the shares of the Fund are owned by your insurance company and not by you directly, you will not vote shares of the Fund. Your insurance company will vote the shares that it holds as required by state and federal law. Your contract prospectus contains more information on your rights to instruct your insurance company how to vote Fund shares held in connection with your contract.
Share Classes
     The Fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution of "Rule 12b-1 Plan", which is described in this prospectus.
Distribution Plan
     The Fund has adopted a distribution or "Rule 12b-1" plan for its Series II shares. The plan allows the Fund to pay distribution fees to life insurance companies and others to promote the sale and distribution of Series II shares. The plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Fund). Because the Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of charges.

Payments To Insurance Companies

     The insurance company that issued your variable product, or one of its affiliates may receive all the Rule 12b-1 distribution fees discussed above. In addition to those payments, ADI, the distributor of the Fund, or one or more of its corporate affiliates, may make additional cash revenue sharing payments to the insurance company or an affiliate in connection with promotion of the Fund and certain other marketing support services. ADI makes these payments from its own resources.


     ADI makes revenue sharing payments as incentives to certain insurance companies to promote the sale and retention of shares of the Fund. The benefits ADI receives when it makes these payments may include, among other things, adding the Fund to the list of underlying investment options in the insurance companies' variable products, and access (in some cases on a preferential basis over other competitors) to individual members of the insurance companies' sales force or to the insurance companies' management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the insurance company for including the Fund in its variable products (on its "sales shelf"). ADI compensates insurance companies differently depending typically on the level and/or type of considerations provided by the insurance company. The revenue sharing payments ADI makes may be calculated on sales of shares of the Fund (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold to the insurance company during the particular period. Such payments also may be calculated on the average daily net assets of the Fund attributable to that particular insurance company (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make sales of shares of the Fund and Asset-Based Payments primarily create incentives to retain assets of the Fund in insurance company separate accounts.


     ADI is motivated to make the payments described above in order to promote the sale of Fund shares and the retention of those investments by clients of insurance companies. To the extent insurance companies sell more shares of the Fund or retain shares of the Fund in their variable product owners' accounts, ADI benefits from the incremental management and other fees paid to ADI by the Fund with respect to those assets.


     In addition to the payments listed above, the Advisor may also reimburse insurance companies for certain administrative services provided to variable product owners. Under a Master Administrative Services Agreement, between the Fund and the Advisor, the Advisor is entitled to receive from the Fund reimbursement of its costs or such reasonable compensation as may be approved by the Board of the Fund. Under this arrangement, the Advisor provides, or assures that insurance companies issuing variable products will provide, certain variable product owner-related services. These services, include, but are not limited to, facilitation of variable product owners' purchase and redemption requests; distribution to existing variable product owners of copies of Fund prospectuses, proxy materials, periodic Fund reports, and other materials; maintenance of variable product owners' records; and fund services and communications. Currently, these administrative service payments made by the Fund to the Advisor are subject to an annual limit of 0.25% of the average net assets invested in the Fund by each insurance company. Any amounts paid by the Advisor to an insurance company in excess of 0.25% of the average net assets invested in the Fund are paid by the Advisor out of its own financial resources, and not out of the Fund's assets.

     You can find further details in the Statement of Additional Information about these payments and the services provided by insurance companies. In certain cases these payments could be significant to the insurance company. Your insurance company may charge you additional fees or commissions, on your variable product other than those disclosed in this prospectus. You can ask your insurance company about any payments it receives from AIM, ADI, or the Fund, as well as about fees and/or commissions it charges.

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Fund's Series II shares. Certain information reflects the financial results for a single Series II Fund share. The total returns in the table represent the annual percentages that an investor would have earned (or lost) on an investment in a share of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent registered public accountants, whose report, along with the financial statements, is included in the Fund's Annual Report. This Report is available without charge by contacting ADI at the address or telephone number on the back cover of this Prospectus.




                                                                 April 30, 2004
                                                            (Date sales commenced) to
                                                                December 31, 2004
-------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $11.94
-------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.07)
-------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)               1.45
-------------------------------------------------------------------------------------
    Total from investment operations                                   1.38
-------------------------------------------------------------------------------------
Net asset value, end of period                                       $13.32
-------------------------------------------------------------------------------------
Total return/(a)/                                                     11.56%
-------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                             $   11
-------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                1.40%/(b)/
-------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets           (0.88)%/(b)/
-------------------------------------------------------------------------------------
Portfolio turnover rate/(c)/                                             64%
-------------------------------------------------------------------------------------


/(a)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.


/(b)/Ratios are annualized and based on average daily net assets of $10,038.


/(c)/Not annualized for periods less than one year.

                       Obtaining Additional Information
--------------------------------------------------------------------------------
More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the Fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the Fund's investments. The Fund's annual report also discusses the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. Beginning with the fiscal periods ending after July 9, 2004, the Fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you wish to obtain free copies of the Fund's current SAI, or annual or semiannual reports, please contact the insurance company that issued your variable products, or you may contact us by mail at A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173

                          By Telephone: (800) 410-4246

Because you cannot purchase shares of the Fund directly, these documents have not been made available on our website
The Fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable products that invest in the Fund.
You can also review and obtain copies of the Fund's SAI, financial reports, the Fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Room, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.
  AIM V.I. Dynamics Fund Series II
  SEC 1940 Act file number: 811-7452

                     [LOGO] Your goals
                     Our solutions/sm/
                                   AIM
AIMinvestments.com         Investments

AIM V.I. FINANCIAL SERVICES FUND
SERIES I SHARES
A mutual fund sold exclusively to insurance company separate accounts funding variable annuity contracts and variable life insurance policies.

This prospectus contains important information about the Series I class shares (Series I shares) of the Fund. Please read it before investing and keep it for future reference.


TABLE OF CONTENTS
Investment Goals, Strategies, And Risks....2
Disclosure Of Portfolio Holdings...........3
Fund Performance...........................4
Fee Table, Expense Example, And Hypothetical
  Investment And Expense Information.......5
Investment Risks...........................6
Principal Risks Associated With The Fund...6
Temporary Defensive Positions..............7
Fund Management............................8
Portfolio Manager(s).......................9
Purchase And Redemption Of Shares..........9
Excessive Short-Term Trading Activity
  Disclosure..............................10
Pricing Of Shares.........................11
Taxes.....................................12
Dividends And Distributions...............12
Voting Rights.............................12
Share Classes.............................12
Payments To Insurance Companies...........12
Financial Highlights......................14

The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions, are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.
No dealer, salesperson, or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus, and you should not rely on such other information or representations.
The Securities and Exchange Commission has not approved or disapproved the shares of this Fund. Likewise, the Commission has not determined if this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a federal crime.
  AIM VARIABLE INSURANCE FUNDS
[LOGO] Your goals
Our solutions/sm/
AIM
Investments
PROSPECTUS | April 29, 2005

     A I M Advisors, Inc. (AIM or Advisor) is the investment advisor for the Fund. Prior to April 30, 2004, the Fund was a series portfolio of INVESCO Variable Investment Funds, Inc., a Maryland corporation (the Company). On April 30, 2004, the Fund became a series portfolio of AIM Variable Insurance Funds, a Delaware statutory trust. Prior to April 30, 2004, INVESCO Funds Group, Inc. (INVESCO) served as the investment advisor for the series portfolio of the Company.

     Shares of the Fund are used as investment vehicles for variable annuity contracts and variable life insurance policies (variable products) issued by certain insurance companies. You cannot purchase shares of the Fund directly. As an owner of a variable product (variable product owner) that offers the Fund as an investment option, however, you may allocate your variable product values to a separate account of the insurance company that invests in shares of the Fund.
     Your variable product is offered through its own prospectus, which contains information about your variable product, including how to purchase the variable product and how to allocate variable product values to the Fund.
THIS PROSPECTUS WILL TELL YOU MORE ABOUT:
     Investment Goals & Strategies  [GRAPHIC]
[LOGO]Potential Investment Risks
     Past Performance               [GRAPHIC]
        ---------------------------------------------------------------
                                    [GRAPHIC]
     [LOGO]
          Investment Goals, Strategies, And Risks
FOR MORE DETAILS ABOUT  The Fund seeks capital growth. It is actively
THE FUND'S MARKET       managed. The Fund invests primarily in equity
OUTLOOK, PLEASE SEE THE securities that the Advisor believes will rise in
MOST RECENT ANNUAL OR   price faster than other securities, as well as in
SEMIANNUAL REPORT.      options and other invest-ments whose values are
                        based upon the values of equity securities.
                        The Fund normally invests at least 80% of its net assets in the equity securities and equity-related instru-ments of companies involved in the financial services sector. These companies include, but are not lim-ited to, banks (regional and money-centers), insurance companies (life, property and casualty, and multiline), investment and miscellaneous industries (asset managers, brokerage firms, and government-
     sponsored agencies), and suppliers to financial services companies. At any given time, 20% of the Fund's assets is not required to be invested in the sector. To determine whether a potential investment is truly doing business in the financial services sector, a company must meet at least one of the following tests:
    . At least 50% of its gross income or its net sales must come from activities in the financial services sector;
    . At least 50% of its assets must be devoted to producing revenues from the financial services sector; or
    . Based on other available information, we determine that its primary business is within the financial services sector.
     The Fund may invest up to 25% of its assets in securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation.
     The Advisor uses a research-oriented "bottom up" investment approach to create the Fund's investment portfolio, focusing on company fundamentals and growth prospects when selecting securities. In general, the Fund emphasizes companies that the Advisor believes are strongly managed and will generate above-average long-term capital appreciation.
     We place a greater emphasis on companies that are increasing their revenue streams along with their earnings. We seek companies that we believe can grow their revenues and earnings in a variety of interest rate environments - although securities prices of financial services companies generally are interest rate sensitive. We seek companies with successful sales and marketing cultures that leverage technologies in their operations and distribution. We adjust portfolio weightings depending on current economic conditions and relative valuations of securities.

     Growth investing may be more volatile than other investment styles because growth stocks are more sensitive to investor perceptions of an issuing company's growth potential. Growth-oriented funds typically will underperform value-oriented funds when investor sentiment favors the value investing style. Value investing seeks securities, particularly stocks, that are currently undervalued by the market -- companies that are performing well, or have solid management and products, but whose stock prices do not reflect that value. Through our value process, we seek to provide reasonably consistent returns over a variety of market cycles. Value-oriented funds typically will underperform growth-oriented funds when investor sentiment favors the growth investing style.

     As a sector fund, the portfolio is concentrated in a comparatively narrow segment of the economy. This means the Fund's investment concentration in a sector is higher than most mutual funds and the broad securities markets. Consequently, the Fund tends to be more volatile than other mutual funds, and the value of its portfolio investments and consequently the value of an investment in the Fund tend to go up and down more rapidly.
     This sector generally is subject to extensive government regulation, which may change frequently. In addition, the profitability of businesses in these industries depends heavily upon the availability and cost of money, and may fluctuate significantly in response to changes in interest rates, as well as changes in general economic conditions. From time to time, severe competition may also affect the profitability of these industries.

     The Fund is subject to other principal risks such as potential conflicts, market, foreign securities, liquidity, counterparty, and lack of timely information risks. These risks are described and discussed later in this Prospectus under the headings "Investment Risks" and "Principal Risks Associated With The Fund." An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. As with any other mutual fund, there is always a risk that an investment in the Fund may lose money.

     Disclosure Of Portfolio Holdings
     A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Fund's Statement of Additional Information.

     Fund Performance               [GRAPHIC]
     The bar chart and table below show the Fund's performance (commonly known as its "total return") for the periods ended December 31. Remember, past performance does not indicate how the Fund will perform in the future.
     The Fund's average annual total returns shown below are net of its expenses, but do not reflect the additional fees and expenses assessed in connection with your variable product. If those variable product fees and expenses were included, the returns would be less than those shown. The following performance table compares the Fund's performance to those of an unmanaged broad-based securities market index, style-specific index and peer-group index. The Fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the Fund may deviate significantly from the performance of the indices shown below.

AIM V.I. FINANCIAL SERVICES FUND (SERIES I)
      ACTUAL ANNUAL TOTAL RETURN/1,2/
------------------------------------------------
                                    [CHART]
 '00      '01       '02        '03        '04
------  --------  --------   --------   --------
24.80%  (9.88%)   (14.90%)    29.58%      8.68%
------------------------------------------------
 Best Calendar Qtr.   9/00 22.11%
 Worst Calendar Qtr. 9/02 (15.56%)

    /1 /For periods to April 30, 2004, performance shown relates to a predecessor fund advised by INVESCO. Total return figures include reinvested dividends and capital gain distributions and the effect of the Fund's expenses.
    /2 /The Fund commenced investment operations on September 20, 1999. Index comparisons begin on September 30, 1999.
    /3 /The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance. The Fund has also included the Standard & Poor's 500 Financials Index, which the Fund believes more closely reflects the performance of the securities in which the Fund invests. In addition, the Lipper Financial Services Fund Index (which may or may not include the Fund) is included for comparison to a peer-group.

   /4/ The indices may not reflect payment of fees, expenses or taxes.

   /5/ The Standard & Poor's 500 Financials Index is a market capitalization weighted index of companies involved in activities such as banking, consumer finance, investment banking and brokerage, asset management, insurance and investment, and real estate, including REITs.
   /6/ The Lipper Financial Services Fund Index is an equally weighted representation of the 10 largest funds within the Lipper Financial Services category. These funds invest at least 65% of their portfolios in equity securities of companies engaged in providing financial services.
                                      4

------------------------------------------------------------------------------
                                                AVERAGE ANNUAL TOTAL RETURN
                                                FOR THE PERIODS ENDED 12/31/04
                                                ------------------------------
                                                                     SINCE
                                                1 YEAR   5 YEARS   INCEPTION
------------------------------------------------------------------------------
 AIM V.I. Financial Services Fund (Series I)/1/ 8.68%     6.15%    7.93%/2/
 S&P 500 Index/3,4/                             10.87%   (2.30%)   0.43%/2/
 S&P 500 Financials Index/4,5/                  10.89%    7.26%    8.63%/2/
 Lipper Financial Services Fund Index/4,6/      13.96%    9.35%    9.86%/2/
------------------------------------------------------------------------------

Fee Table, Expense Example, And Hypothetical Investment And Expense Information

     The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable product owner buys, holds, or redeems interest in an insurance company separate account that invests in the Series I shares of the Fund but does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.
     SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                     Series I shares
Maximum Sales Charge (Load)                N/A
Maximum Deferred Sales Charge (Load)       N/A

     ---

     "N/A" in the above table means "not applicable."

     ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)/1/

                                        Series I shares
Management Fees                              0.75%
Other Expenses                               0.37%
Total Annual Fund Operating Expenses/2/      1.12%




   /1/ Except as otherwise noted, figures shown in the table are for the year ended December 31, 2004 and are expressed as a percentage of the Fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.




   /2/ The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 1.30% of average daily nets assets for each series portfolio of AIM Variable Insurance Funds. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest;
       (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The expense limitation is in effect through April 30, 2006.

     EXPENSE EXAMPLE

     The Example is intended to help you compare the cost of investing in the Fund's Series I shares to the cost of investing in other mutual funds. The Example also does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.




     The Example assumes that you invest $10,000 in the Fund's Series I shares for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same and includes the effect of any contractual fee waivers and/or expense reimbursements. To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


                                         1 year 3 years 5 years 10 years
                                         ------ ------- ------- --------
  Series I shares
    AIM V.I. Financial Services Fund      $114   $356    $617    $1,363


     HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION




     The following supplemental hypothetical investment information provides additional information in a different format from the preceding Fee Table about the effect of a fund's expenses, including investment advisory fees and other Fund costs, on the Fund's return over a 10-year period. Because a fund's annual return when quoted is already reduced by the fund's fees and expenses for that year, this hypothetical expense information is intended to help you understand the annual and cumulative impact of a fund's fees and expenses on your investment. Assuming a hypothetical investment of $10,000 in the Fund and a 5% return before expenses each year, the chart shows the cumulative return before expenses, the cumulative return after expenses, the ending balance and the estimated annual expenses for each year one through ten. The chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The annual expense ratio, which is the same as stated in the Fee Table above, is reflected in the chart and is net of any contractual fee waiver or expense reimbursement. There is no assurance that the current annual expense ratio will be the expense ratio for the Fund. To the extent that the advisor makes any waivers or reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account any fees and expenses assessed in connection with your variable product; if they did, the expenses shown would be higher, while the ending balance shown would be lower. You should understand that this is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.




Series I--Annual Expense
Ratio 1.12%                 Year 1     Year 2     Year 3     Year 4     Year 5     Year 6     Year 7     Year 8     Year 9
-----------------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
 Expenses                      5.00%     10.25%     15.76%     21.55%     27.63%     34.01%     40.71%     47.75%     55.13%
Cumulative Return After
 Expenses                      3.88%      7.91%     12.10%     16.45%     20.96%     25.66%     30.53%     35.60%     40.86%
End of Year Balance       $10,388.00 $10,791.05 $11,209.75 $11,644.69 $12,096.50 $12,565.84 $13,053.40 $13,559.87 $14,085.99
Estimated Annual Expenses $   114.17 $   118.60 $   123.20 $   127.98 $   132.95 $   138.11 $   143.47 $   149.03 $   154.82
-----------------------------------------------------------------------------------------------------------------------------


Series I--Annual Expense
Ratio 1.12%                Year 10
------------------------------------
Cumulative Return Before
 Expenses                     62.89%
Cumulative Return After
 Expenses                     46.33%
End of Year Balance       $14,632.53
Estimated Annual Expenses $   160.82
------------------------------------



[LOGO]Investment Risks
BEFORE ALLOCATING VARIA- You should determine the level of risk with which
BLE PRODUCT VALUES TO    you are comfortable before you allocate contract
THE FUND, YOU SHOULD     val-ues to the Fund. The principal risks of any
DETERMINE THE LEVEL OF   mutual fund, including the Fund, are:
RISK WITH WHICH YOU ARE
COMFORTABLE. TAKE INTO   Not Insured. Mutual funds are not insured by the
ACCOUNT FACTORS LIKE     FDIC or any other government agency, unlike bank
YOUR AGE, CAREER, IN-    deposits such as CDs or savings accounts.
COME LEVEL, AND TIME
HORIZON.                 No Guarantee. No mutual fund can guarantee that
                         it will meet its investment objectives.
                         Possible Loss Of Investment. A mutual fund cannot
                         guarantee its performance, nor assure you that
                         the market value of your investment will
                         increase. You may lose the money you invest, and
                         the Fund will not reimburse you for any of these
                         losses.
                         Volatility. The price of Fund shares will
                         increase or decrease with changes in the value of
                         the Fund's underlying investments and changes in
                         the equity markets as a whole.
[LOGO]Principal Risks Associated With The Fund
     You should consider the special risk factors discussed below associated with the Fund's policies in determining the appropriateness of allocating your contract values to the Fund. See the Statement of Additional Information for a discussion of additional risk factors.
     MARKET RISK
     Equity stock prices vary and may fall, thus reducing the value of the Fund's investments. Certain stocks selected for the Fund's portfolio may decline in value more than the overall stock market. In general, the securities of small companies are more volatile than those of mid-size companies or large companies.
     FOREIGN SECURITIES RISKS
     Investments in foreign and emerging markets carry special risks, including currency, political, regulatory, and diplomatic risks.
       Currency Risk. A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of the Fund's investment in a security valued in the foreign currency, or based on that currency value. Political Risk. Political actions, events, or instability may result in unfavorable changes in the value of a security.
       Regulatory Risk. Government regulations may affect the value of a security. In foreign countries, securities markets that are less regulated than those in the U.S. may permit trading practices that are not allowed in the U.S.
       Diplomatic Risk. A change in diplomatic relations between the U.S. and a foreign country could affect the value or liquidity of investments.
     LIQUIDITY RISK
     The Fund's portfolio is liquid if the Fund is able to sell the securities it owns at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security.
     Investments in smaller companies or in foreign companies or companies in emerging markets are subject to a variety of risks, including potential lack of liquidity.
     DERIVATIVES RISK
     A derivative is a financial instrument whose value is "derived," in some manner, from the price of another security, index, asset, or rate. Derivatives include options contracts, among a wide range of other instruments. The principal risk of investments in derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Some derivatives are more sensitive to interest rate changes and market price fluctuations than others. Also, derivatives are subject to counterparty risk, described below.
     Options are a common type of derivative that a Fund may occasionally use to hedge its investments. An option is the right to buy and sell a security or other instrument, index, or commodity at a specific price on or before a specific date. The use of options may increase the performance of the Fund, but also may increase market risk. Other types of derivatives include futures, swaps, caps, floors, and collars.
     COUNTERPARTY RISK
     This is a risk associated primarily with repurchase agreements and some derivatives transactions. It is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the Fund.
     LACK OF TIMELY INFORMATION RISK
     Timely information about a security or its issuer may be unavailable, incomplete, or inaccurate. This risk is more common to securities issued by foreign companies and companies in emerging markets than it is to the securities of U.S.-based companies.
                 --------------------------------------------
     Although the Fund generally invests in equity securities of companies that are related to financial services, the Fund also may invest in other types of securities and other financial instruments indicated in the chart below. Although these investments typically are not part of the Fund's principal investment strategy, they may constitute a significant portion of the Fund's portfolio, thereby possibly exposing the Fund and the investors to the following additional risks.

INVESTMENT                                                                              RISKS
--------------------------------------------------------------------------------------------------------------------------
American Depositary Receipts (ADRs)
These are securities issued by U.S. banks that represent shares of foreign corporations Market, Information, Political,
held by those banks. Although traded in U.S. securities markets and valued in U.S.      Regulatory, Diplomatic, Liquidity,
dollars, ADRs carry most of the risks of investing directly in foreign securities.      and Currency Risks
--------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements
A contract under which the seller of a security agrees to buy it back at an agreed-upon Counterparty Risk price and time in the future.
--------------------------------------------------------------------------------------------------------------------------

[LOGO]Temporary Defensive Positions
     When securities markets or economic conditions are unfavorable or unsettled, the Advisor might try to protect the assets of the Fund by investing in securities that are highly liquid, such as high-quality money market instruments like short-term U.S. government obligations, commercial paper, or repurchase agreements, even though that is not the normal investment strategy of the Fund. The Advisor has the right to invest up to 100% of the Fund's assets in these securities, although we are unlikely to do so. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, they also have their own risks. Investments that are highly liquid or comparatively safe tend to offer lower returns. Therefore, the Fund's performance could be comparatively lower if it concentrates in defensive holdings.

Fund Management
                         INVESTMENT ADVISOR

AIM AND ADI ARE SUBSIDIARIES AIM is the investment advisor for the Fund and is OF AMVESCAP PLC, AN INTERNA- responsible for its day-to-day management. AIM is
TIONAL INVESTMENT MANAGE-    located at 11 Greenway Plaza, Suite 100, Houston,
MENT COMPANY THAT MANAGES    Texas 77046-1173. The Advisor supervises all
MORE THAN $382 BILLION IN    aspects of the Fund's operations and provides
ASSETS WORLDWIDE. AMVESCAP   investment advisory services to the Fund,
IS BASED IN LONDON, WITH     including obtaining and evaluating economic,
MONEY MANAGERS LOCATED IN    statistical and financial information to
EUROPE, NORTH AND SOUTH      formulate and implement investment programs for
AMERICA, AND THE FAR EAST.   the Fund. AIM has acted as an investment advisor
                             since its organization in 1976. Today, AIM, together with its subsidiaries, advises or manages over 200 investment portfolios, encompassing a broad range of investment objectives.
                             A I M Distributors, Inc. (ADI) is the Fund's distributor and is responsible for the sale of the Fund's shares. AIM and ADI are subsidiaries of AMVESCAP PLC.
                             Prior to April 30, 2004, INVESCO served as the investment advisor for the Fund. The following table shows the fees the Fund paid to AIM or INVESCO for its advisory services in the fiscal year ended December 31, 2004.


----------------------------------------------------------------------
                                 ANNUAL FEE AS A PERCENTAGE OF AVERAGE
FUND                              ANNUAL NET ASSETS UNDER MANAGEMENT
----------------------------------------------------------------------
AIM V.I. Financial Services Fund                 0.75%

     On October 8, 2004, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM Funds) and AIM reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission (SEC), the New York Attorney General (NYAG) and the Colorado Attorney General (COAG), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. (ADI) (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

     Under the settlements, $325 million will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and $50 million will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity. These settlement Funds will be distributed in accordance with a methodology to be determined by an independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. In addition, as required by the settlements, AIM is undertaking certain governance and compliance reforms and reviewing its policies and procedures.


     At the request of the trustees of the AIM Funds, AMVESCAP PLC (AMVESCAP), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by such Funds related to market timing matters.

     The independent trustees of the AIM Funds have been assisted by their own independent counsel and financial expert in their own investigation of market timing activity in the AIM Funds. A special committee, consisting of four independent trustees, was formed to oversee this investigation. None of the costs of this investigation will be borne by the AIM Funds or by Fund shareholders.
     IFG, AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
     Section 529 college savings plans and procedures for locating lost securityholders. Additional regulatory inquiries related to these or other issues may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

     A number of private civil lawsuits related to market timing, late trading and related issues have been filed against (depending on the lawsuit) certain of the AIM Funds, IFG, AIM, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties. All such lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland for consolidated or coordinated pre-trial proceedings. Other private civil lawsuits have been filed against (depending on the lawsuit) IFG, AIM, ADI, certain related entities, certain of their current and former officers and/or certain of the AIM Funds and their trustees alleging the improper use of fair value pricing, excessive advisory and/or distribution fees, improper charging of distribution fees on limited offering Funds or share classes and improper mutual fund sales practices and directed-brokerage arrangements and participation in class action settlements.


     Additional civil lawsuits related to the above or other issues may be filed by private litigants or by regulators against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

     You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the Fund's Statement of Additional Information and on AIM's Internet website under the heading "Settled Enforcement Actions and Investigations Related to Market Timing, Regulatory Inquiries and Pending Litigation" (http://www.aiminvestments.com/regulatory).
     As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds. Portfolio Managers
     The following individuals are jointly and primarily responsible for the day-to-day management of the Fund's portfolio:
     Michael J. Simon (lead manager), Senior Portfolio Manager, who has been responsible for the Fund since 2004 and has been associated with the Advisor and/or its affiliates since 2001. From 1996 to 2001, he was equity analyst and portfolio manager with Luther King Capital Management. As the lead manager, Mr. Simon generally has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Mr. Simon may perform these functions, and the nature of these functions, may change from time to time.
     Meggan M. Walsh, Senior Portfolio Manager, who has been responsible for the Fund since 2004 and has been associated with the Advisor and/or its affiliates since 1991.
     They are assisted by the Advisor's Basic Value and Diversified Dividend Teams, which may be comprised of portfolio managers, research analysts and other investment professionals of the Advisor. Team members provide research support and make securities recommendations with respect to the Fund's portfolio, but do not have day-to-day management responsibilities with respect to the Fund's portfolio. Members of the teams may change from time to time. More information on the teams, including biographies of other members of the teams, may be found on the Advisor's website (http://www.aiminvestments.com). The website is not part of this prospectus.
     The Fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the Fund, a description of their compensation structure, and information regarding other accounts they manage.
Purchase And Redemption Of Shares
     The Fund ordinarily effects orders to purchase and redeem shares at the Fund's next computed net asset value after it receives an order. Insurance companies participating in the Fund serve as the Fund's designee for receiving orders of separate accounts that invest in the Fund. The Fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the NYSE restricts or suspends trading.

     Although the Fund generally intends to pay redemption proceeds solely in cash, the Fund reserves the right to determine, in its sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).


     Shares of the Fund are offered in connection with mixed and shared funding, i.e., to separate accounts of affiliated and unaffiliated insurance companies funding variable products. The Fund currently offers shares only to insurance company separate accounts. In the future, the Fund may offer them to pension and retirement plans that qualify for special federal income tax treatment. The Fund and AIM have applied for regulatory relief to enable the Fund's shares to be sold to and held by one or more Fund of Funds (open-end management investment companies or series thereof that offer their shares exclusively to insurance companies, their separate accounts and/or qualified plans). The Fund plans to offer its shares to Fund of Funds following receipt of the requested regulatory relief. Due to differences in tax treatment and other considerations, the interests of Fund shareholders, including variable product owners and plan participants investing in the Fund (whether directly or indirectly through Fund of Funds), may conflict.


     Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one insurance company separate account investing directly or indirectly in a Fund could cause variable products funded through another insurance company separate account to lose their tax-deferred status, unless remedial actions were taken. The Board of Trustees (the Board) of the Fund will monitor for the existence of any material conflicts and determine what action, if any, should be taken. A Fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account (or plan) withdrawing because of a conflict.

Excessive Short-Term Trading Activity Disclosures

     The Fund's investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the Fund's shares (i.e., purchases of Fund shares followed shortly thereafter by redemptions of such shares, or vice versa) may hurt the long-term performance of the Fund by requiring it to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of the Fund by causing it to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of Fund shares held by long-term investors may be diluted.

     The Board has adopted policies and procedures designed to discourage excessive short-term trading of Fund shares. The Fund may alter its policies and procedures at any time without giving prior notice to Fund shareholders, if the advisor believes the change would be in the best interests of long-term investors.

     Pursuant to the Fund's policies and procedures, AIM and its affiliates (collectively the AIM Affiliates) currently use the following tools designed to discourage excessive short-term trading in the Fund:

       (1)trade activity monitoring; and
       (2)the use of fair value pricing consistent with procedures approved by the Board.
     Each of these tools is described in more detail below.
     In addition, restrictions designed to discourage or curtail excessive short-term trading activity may be imposed by the insurance companies and/or their separate accounts that invest in the Fund on behalf of variable product owners. Variable product owners should refer to the applicable contract and related prospectus for more details.
     TRADE ACTIVITY MONITORING
     To detect excessive short-term trading activities, the AIM Affiliates will monitor, on a daily basis, selected aggregate purchase, or redemption trade orders placed by insurance companies and/or their separate accounts. The AIM Affiliates will seek to work with insurance companies to discourage variable product owners from engaging in abusive trading practices. However, the ability of the AIM Affiliates to monitor trades that are placed by variable product owners is severely if not completely limited due to the fact that the insurance companies trade with the Fund through omnibus accounts, and maintain the exclusive relationship with, and are responsible for maintaining the account records of, their variable product owners. There may also be legal and technological limitations on the ability of insurance companies to impose restrictions on the trading practices of their variable product owners. As a result, there can be no guarantee that the AIM Affiliates will be able to detect or deter market timing by variable product owners.

     If, as a result of this monitoring, the AIM Affiliates believe that a variable product owner has engaged in excessive short-term trading (regardless of whether or not the insurance company's own trading restrictions are exceeded), the AIM Affiliates will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the insurance company to take action to stop such activities, or (ii) refusing to process future purchases related to such activities in the insurance company's account with the Fund. AIM Affiliates will use reasonable efforts to apply the Fund's policies uniformly given the potential limitations described above.

     FAIR VALUE PRICING
     Securities owned by the Fund are to be valued at current market value if market quotations are readily available. All other securities and assets of the Fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of the Fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.
     See "Pricing of Shares -- Determination of Net Asset Value" for more information.
     RISKS
     There is the risk that the Funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive short-term trading. Although these policies and procedures, including the tools described above, are designed to discourage excessive short-term trading, they do not eliminate the possibility that excessive short-term trading activity in the Fund will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with the best interests of long-term investors. However, there can be no assurance that the AIM Affiliates will be able to gain access to any or all of the information necessary to detect or prevent excessive short-term trading by a variable product owner. While the AIM Affiliates and the Fund may seek to take actions with the assistance of the insurance companies that invest in the Fund, there is the risk that neither the AIM Affiliates nor the Fund will be successful in their efforts to minimize or eliminate such activity.

Pricing of Shares
     DETERMINATION OF NET ASSET VALUE
     The price of the Fund's shares is the Fund's net asset value per share.
     The Fund values portfolio securities for which market quotations are readily available at market value. The Fund values all other securities and assets for which market quotations are not readily available at their fair value in good faith using procedures approved by the Board of the Fund. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.
     Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the Fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Advisor determines that the closing price of the security is unreliable, the Advisor will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.
     Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual Funds to calculate their net asset values.
     The Advisor may use indications of fair value from pricing services approved by the Board. In other circumstances, the Advisor valuation committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, the Advisor routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board. Specific types of securities are valued as follows:
     Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, the Advisor will value the security at fair value in good faith using procedures approved by the Board.
     Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If an issuer specific event has occurred that the Advisor determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. The Advisor also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where the Advisor believes, at the approved degree of certainty, that the price is not reflective of current market value, the Advisor will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.
     Fund securities primarily traded on foreign markets may trade on days that are not business days of the Fund. Because the net asset value of Fund shares is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the Fund.
     Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service is unreliable, the Advisor the valuation committee may fair value the security using procedures approved by the Board.
     Short-term Securities: The Fund's short-term investments are valued at amortized cost when the security has 60 days or less to maturity.
     Futures and Options: Futures and options are valued on the basis of market quotations, if available.
     Open-end Funds: To the extent the Fund invests in other open-end Funds, the investing Fund will calculate its net asset value using the net asset value of the underlying Fund in which it invests.
     The Fund discloses portfolio holdings at different times and with different lag times to insurance companies issuing variable products that invest in the Fund, and in annual, semi-annual and quarterly shareholder reports. Refer to such reports to determine the types of securities in which a Fund has invested. You may also refer to the Statement of Additional Information to determine what types of securities in which the Fund may invest. You may obtain copies of these reports or of the
     Statement of Additional Information from the insurance company that issued your variable product, or from the advisor as described on the back cover of this prospectus.
     The Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or earlier NYSE closing time that day.
     Taxes                          [GRAPHIC]
     The amount, timing and character of distributions to the separate account may be affected by special tax rules applicable to certain investments purchased by the Fund. Variable product owners should refer to the prospectus for their variable products for information regarding the tax consequences of owning such variable products and should consult their tax advisors before investing.
     Dividends And Distributions    [GRAPHIC]
     DIVIDENDS
     The Fund generally declares and pays dividends, if any, annually to separate accounts of insurance companies issuing the variable products.
     The Fund expects that its distributions will consist primarily of capital gains.
     CAPITAL GAINS DISTRIBUTIONS
     The Fund generally distributes long-term and short-term capital gains, if any, annually to separate accounts of insurance companies issuing the variable products.
     At the election of insurance companies issuing the variable products dividends and distributions are automatically reinvested at net asset value in shares of the Fund.
Voting Rights
     Since the shares of the Fund are owned by your insurance company and not by you directly, you will not vote shares of the Fund. Your insurance company will vote the shares that it holds as required by state and federal law. Your contract prospectus contains more information on your rights to instruct your insurance company how to vote Fund shares held in connection with your contract.
Share Classes
     The Fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan". This prospectus relates to the Series I shares.
Payments to Insurance Companies

     ADI, the distributor of the Fund, or one or more of its corporate affiliates, may make cash revenue sharing payments to the insurance company that issued your variable product or its affiliates in connection with promotion of the Fund and certain other marketing support services. ADI makes these payments from its own resources.


     ADI makes revenue sharing payments as incentives to certain insurance companies to promote the sale and retention of shares of the Fund. The benefits ADI receives when it makes these payments may include, among other things, adding the Fund to the list of underlying investment options in the insurance companies' variable products, and access (in some cases on a preferential basis over other competitors) to individual members of the insurance companies' sales force or to the insurance companies' management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the insurance company for including the Fund in its variable products (on its "sales shelf"). ADI compensates insurance companies differently depending typically on the level and/or type of considerations provided by the insurance company. The revenue sharing payments ADI makes may be calculated on sales of shares of the Fund (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold to the insurance company during the particular period. Such payments also may be calculated on the average daily net assets of the Fund attributable to that particular insurance company (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make sales of shares of the Fund and Asset-Based Payments primarily create incentives to retain assets of the Fund in insurance company separate accounts.


     ADI is motivated to make the payments described above in order to promote the sale of Fund shares and the retention of those investments by clients of insurance companies. To the extent insurance companies sell more shares of the Fund or retain shares of the Fund in their variable product owners' accounts, ADI benefits from the incremental management and other fees paid to ADI by the Fund with respect to those assets.


     In addition to the payments listed above, the Advisor may also reimburse insurance companies for certain administrative services provided to variable product owners. Under a Master Administrative Services Agreement, between the Fund and the Advisor, the Advisor is entitled to receive from the Fund reimbursement of its costs or such reasonable compensation as may be approved by the Board of the Fund. Under this arrangement, the Advisor provides, or assures that insurance companies issuing variable products will provide, certain variable product owner-related services. These services, include, but are not limited to, facilitation of variable product owners' purchase and redemption requests; distribution to existing variable product owners of copies of Fund prospectuses, proxy materials, periodic Fund reports, and other materials; maintenance of variable product owners' records; and fund services and communications. Currently, these administrative service payments made by the Fund to the Advisor are subject to an annual limit of 0.25% of the average net assets invested in the Fund by each insurance company. Any amounts paid by the Advisor to an insurance company in excess of 0.25% of the average net assets invested in the Fund are paid by the Advisor out of its own financial resources, and not out of the Fund's assets.

     You can find further details in the Statement of Additional Information about these payments and the services provided by insurance companies. In certain cases these payments could be significant to the insurance company. Your insurance company may charge you additional fees or commissions, on your variable product other than those disclosed in this prospectus. You can ask your insurance company about any payments it receives from AIM, ADI, or the Fund, as well as about fees and/or commissions it charges.

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Fund's Series I shares. Certain information reflects the financial results for a single Series I Fund share. The total returns in the table represent the annual percentages that an investor would have earned (or lost) on an investment in a share of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent registered public accountants, whose report, along with the financial statements, is included in the Fund's Annual Report. This Report is available without charge by contacting ADI at the address or telephone number on the back cover of this Prospectus.






                                                                                   Year ended December 31,
                                                                   -------------------------------------------------------
                                                                        2004        2003       2002       2001      2000
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $  13.54       $  10.50  $  12.42   $  13.84   $  11.10
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                0.15           0.08      0.08       0.06       0.03
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)      1.02           3.02     (1.93)     (1.43)      2.72
---------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                   1.17           3.10     (1.85)     (1.37)      2.75
---------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                (0.10)         (0.06)    (0.07)     (0.04)        --
---------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                                  --             --        --      (0.01)     (0.01)
---------------------------------------------------------------------------------------------------------------------------
    Total distributions                                               (0.10)         (0.06)    (0.07)     (0.05)     (0.01)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  14.61       $  13.54  $  10.50   $  12.42   $  13.84
---------------------------------------------------------------------------------------------------------------------------
Total return/(a)/                                                      8.68%         29.58%   (14.90)%    (9.88)%    24.80%
---------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $203,879       $210,352  $142,403   $183,084   $220,316
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                1.12%/(b)/     1.09%     1.09%      1.07%      1.09%
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                   0.89%/(b)/     0.87%     0.57%      0.46%      0.66%
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                  67%            65%       72%       132%       114%
---------------------------------------------------------------------------------------------------------------------------


/(a)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholders transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.


/(b)/Ratios are based on average daily net assets of $211,861,725.

                       Obtaining Additional Information
--------------------------------------------------------------------------------
More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the Fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the Fund's investments. The Fund's annual report also discusses the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. Beginning with the fiscal periods ending after July 9, 2004, the Fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.
If you wish to obtain free copies of the Fund's current SAI or annual or semiannual reports, please contact the insurance company that issued your variable products, or you may contact us by mail at A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173 or

                          By Telephone: (800) 410-4246

Because you cannot purchase shares of the Fund directly, these documents have not been made available on our website.
The Fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable products that invest in the Fund.
You can also review and obtain copies of the Fund's SAI, financial reports, the Fund's Form N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Room, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.
  AIM V.I. Financial Services Fund Series I
  SEC 1940 Act file number: 811-7452

                     [LOGO] Your goals
                     Our solutions/sm/
                                   AIM
AIMinvestments.com         Investments

PROSPECTUS | April 29, 2005
AIM V.I. FINANCIAL SERVICES FUND
SERIES II SHARES
A mutual fund sold exclusively to insurance company separate accounts funding variable annuity contracts and variable life insurance policies.

This prospectus contains important information about the Series II class shares (Series II shares) of the Fund. Please read it before investing and keep it for future reference.


TABLE OF CONTENTS
Investment Goals, Strategies, And Risks...............2
Disclosure Of Portfolio Holdings......................3
Fund Performance......................................3
Fee Table, Expense Example, And Hypothetical
  Investment And Expense Information..4................
Investment Risks......................................5
Principal Risks Associated With The Fund..............5
Temporary Defensive Positions.........................6
Fund Management.......................................7
Portfolio Managers....................................8
Purchase And Redemption Of Shares.....................8
Excessive Short-Term Trading Activity Disclosures.....9
Pricing Of Shares....................................10
Taxes................................................11
Dividends And Distributions..........................11
Voting Rights........................................11
Share Classes........................................11
Distribution Plan....................................11
Payments To Insurance Companies......................12
Financial Highlights.................................13

The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.
No dealer, salesperson, or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus, and you should not rely on such other information or representations.
The Securities and Exchange Commission has not approved or disapproved the shares of this Fund. Likewise, the Commission has not determined if this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a federal crime.
  AIM VARIABLE INSURANCE FUNDS
[LOGO] Your goals
Our solutions/R/
AIM
Investments/R/

     A I M Advisors, Inc. (AIM or Advisor) is the investment advisor for the Fund. Prior to April 30, 2004, the Fund was a series portfolio of INVESCO Variable Investment Funds, Inc., a Maryland corporation (the Company). On April 30, 2004, the Fund became a series portfolio of AIM Variable Insurance Funds, a Delaware statutory trust. Prior to April 30, 2004, INVESCO Funds Group, Inc. (INVESCO) served as the investment advisor for the series portfolio of the Company.

     Shares of the Fund are used as investment vehicles for variable annuity contracts and variable life insurance policies (variable products) issued by certain insurance companies. You cannot purchase shares of the Fund directly. As an owner of a variable product (variable product owner) that offers the Fund as an investment option, however, you may allocate your variable product values to a separate account of the insurance company that invests in shares of the Fund.
     Your variable product is offered through its own prospectus, which contains information about your variable product, including how to purchase the variable product and how to allocate variable product values to the Fund.
THIS PROSPECTUS WILL TELL YOU MORE ABOUT:
[LOGO]Investment Goals & Strategies
[LOGO]Potential Investment Risks
[LOGO]Past Performance
        ---------------------------------------------------------------
[LOGO]
     [LOGO]
          Investment Goals, Strategies, And Risks
FOR MORE DETAILS ABOUT The Fund seeks capital growth. It is actively
THE FUND'S MARKET OUT- managed. The Fund invests primarily in equity
LOOK, PLEASE SEE THE   securities that the Advisor believes will rise in
MOST RECENT ANNUAL OR  price faster than other securities, as well as in
SEMIANNUAL REPORT.     options and other investments whose values are
                       based upon the values of equity securities.
                       The Fund normally invests at least 80% of its net assets in the equity securities and equity-related instruments of companies involved in the financial services sector. These companies include, but are not limited to, banks (regional and money-centers), insurance companies (life, property and casualty, and multiline), investment and miscellaneous industries (asset managers, brokerage firms, and government-sponsored agencies), and suppliers to financial services companies. At any given time, 20% of the Fund's assets is not required to be invested in the sector. To determine whether a potential investment is truly doing business in the financial services sector, a company must meet at least one of the following tests:
    . At least 50% of its gross income or its net sales must come from activities in the financial services sector;
    . At least 50% of its assets must be devoted to producing revenues from the financial services sector; or
    . Based on other available information, we determine that its primary business is within the financial services sector.
     The Fund may invest up to 25% of its assets in securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation.
     The Advisor uses a research-oriented "bottom up" investment approach to create the Fund's investment portfolio, focusing on company fundamentals and growth prospects when selecting securities. In general, the Fund emphasizes companies that the Advisor believes are strongly managed and will generate above-average long-term capital appreciation.
     We place a greater emphasis on companies that are increasing their revenue streams along with their earnings. We seek companies that we believe can grow their revenues and earnings in a variety of interest rate environments - although securities prices of financial services companies generally are interest rate sensitive. We seek companies with successful sales and marketing cultures that leverage technologies in their operations and distribution. We adjust portfolio weightings depending on current economic conditions and relative valuations of securities.

     Growth investing may be more volatile than other investment styles because growth stocks are more sensitive to investor perceptions of an issuing company's growth potential. Growth-oriented funds typically will underperform value-oriented funds when investor sentiment favors the value investing style. Value investing seeks securities, particularly stocks, that are currently under-valued by the market -- companies that are performing well, or have solid management and products, but whose stock prices do not reflect that value. Through our value process, we seek to provide reasonably consistent returns over a variety of market cycles. Value-oriented funds typically will underperform growth-oriented funds when investor sentiment favors the growth investing style.

     As a sector fund, the portfolio is concentrated in a comparatively narrow segment of the economy. This means the Fund's investment concentration in a sector is higher than most mutual funds and the broad securities markets. Consequently, the Fund tends to be more volatile than other mutual funds, and the value of its portfolio investments and consequently the value of an investment in the Fund tend to go up and down more rapidly.

     This sector generally is subject to extensive government regulation, which may change frequently. In addition, the profitability of businesses in these industries depends heavily upon the availability and cost of money, and may fluctuate significantly in response to changes in interest rates, as well as changes in general economic conditions. From time to time, severe competition may also affect the profitability of these industries.

     The Fund is subject to other principal risks such as potential conflicts, market, foreign securities, liquidity, counterparty, and lack of timely information risks. These risks are described and discussed later in this Prospectus under the headings "Investment Risks" and "Principal Risks Associated With The Fund." An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. As with any other mutual fund, there is always a risk that an investment in the Fund may lose money.

     Disclosure Of Portfolio Holdings
     A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Fund's Statement of Additional Information.
[LOGO]Fund Performance
     The bar chart and table below show the Fund's performance (commonly known as its "total return") for the periods ended December 31. Remember, past performance does not indicate how the Fund will perform in the future.
     The Fund's average annual total returns shown below are net of its expenses, but do not reflect the additional fees and expenses assessed in connection with your variable product. If those product fees and expenses were included, the returns would be less than those shown.
     Performance shown for periods prior to the inception date of the Series II shares reflects the Series I shares performance, adjusted to reflect the impact that the Rule 12b-1 plan of Series II shares would have had if the Series II shares had then existed. Series I shares are not offered by this prospectus. The Series I and Series II shares invest in the same portfolio of securities and will have substantially similar performance, except to the extent that the expenses borne by each share class differ. Series II shares have higher expenses (and therefore lower performance) resulting from its Rule 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Fund).
     The following performance table compares the Fund's performance to those of an unmanaged broad-based securities market index, style-specific index and peer-group index. The Fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the Fund may deviate significantly from the performance of the indices shown below.

AIM V.I. FINANCIAL SERVICES FUND (SERIES II)
          ANNUAL TOTAL RETURN/1,2/
----------------------------------------------
                                    [CHART]
 '00       '01       '02       '03       '04
------    ------    ------    ------    ------
24.49%   (10.11%)   (15.11%)  29.26%    8.44%
----------------------------------------------
 Best Calendar Qtr.   9/00 22.04%
 Worst Calendar Qtr. 9/02 (15.62%)


-------------------------------------------------------------------------
                                           AVERAGE ANNUAL TOTAL RETURN
                                           FOR THE PERIODS ENDED 12/31/04
                                           ------------------------------
                                                                SINCE
                                           1 YEAR   5 YEARS   INCEPTION
-------------------------------------------------------------------------
 AIM V.I. Financial Services Fund
  (Series II)/1/                            8.44%     5.89%   7.67%/2/
 S&P 500 Index/3,4/                        10.87%   (2.30%)   0.43%/2/
 S&P 500 Financials Index/4,5/             10.89%     7.26%   8.63%/2/
 Lipper Financial Services Fund Index/4,6/ 13.96%     9.35%   9.86%/2/
-------------------------------------------------------------------------


   /1/ For periods prior to April 30, 2004, performance shown relates to a predecessor fund advised by INVESCO. The returns shown for these periods are the blended returns of the historical performance of the Fund's Series II shares since their inception and the restated historical performance of the predecessor Fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date of the Fund's Series II shares is April 30, 2004. Total return figures include reinvested dividends and capital gain distributions and the effect of the Fund's expenses.

   /2/ Series I shares of the Fund commenced investment operations on September
       20, 1999. Index comparisons begin on September 30, 1999.
   /3/ The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance. The Fund has also included the Standard & Poor's 500 Financials Index, which the Fund believes more closely reflects the performance of the securities in which the Fund invests. In addition, the Lipper Financial Services Fund Index (which may or may not include the Fund) is included for comparison to a peer-group.

   /4/ The indices may not reflect payment of fees, expenses or taxes.

   /5/ The Standard & Poor's 500 Financials Index is a market capitalization weighted index of companies involved in activities such as banking, consumer finance, investment banking and brokerage, asset management, insurance and investment, and real estate, including REITs.
   /6/ The Lipper Financial Services Fund Index is an equally weighted representation of the 10 largest funds within the Lipper Financial Services category. These funds invest at least 65% of their portfolios in equity securities of companies engaged in providing financial services.

Fee Table, Expense Example, And Hypothetical Investment And Expense Information

     The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable product owner buys, holds, or redeems interest in an insurance company separate account that invests in the Series II shares of the Fund but does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.
     SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                     Series II shares
Maximum Sales Charge (Load)                N/A
Maximum Deferred Sales Charge (Load)       N/A

     ---

     "N/A" in the above table means "not applicable."

     ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)/1/

                                        Series II shares
Management Fees                              0.75%
Rule (12b-1) Fees                            0.25%
Other Expenses/2/                            0.37%
Total Annual Fund Operating Expenses/3/      1.37%




   /1/ Except as otherwise noted, figures shown in the table are for the year ended December 31, 2004 and are expressed as a percentage of the Fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.


   /2/ Other Expenses are based on estimated amounts for the current fiscal year.


   /3/ The Fund's advisor and/or distributor have contractually agreed to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series II shares to 1.45% of average daily nets assets for each series portfolio of AIM Variable Insurance Funds. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales;
        (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and
        (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The expense limitation agreement is in effect through April 30, 2006.



     EXPENSE EXAMPLE

     The Example is intended to help you compare the cost of investing in the Fund's Series II shares to the cost of investing in other mutual funds. The Example also does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.




     The Example assumes that you invest $10,000 in the Fund's Series II shares for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same and includes the effect of any contractual fee waivers and/or expense reimbursements. To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


                                         1 year 3 years 5 years 10 years
                                         ------ ------- ------- --------
  Series II shares
    AIM V.I. Financial Services Fund      $139   $434    $750    $1,646




     HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION


     The following supplemental hypothetical investment information provides additional information in a different format from the preceding Fee Table about the effect of a fund's expenses, including investment advisory fees and other Fund costs, on the Fund's return over a 10-year period. Because a fund's annual return when quoted is already reduced by the fund's fees and expenses for that year, this hypothetical expense information is intended to help you understand the annual and cumulative impact of a fund's fees and expenses on your investment. Assuming a hypothetical investment of $10,000 in the Fund and a 5% return before expenses each year, the chart shows the cumulative return before expenses, the cumulative return after expenses, the ending balance and the estimated annual expenses for each year one through ten. The chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The annual expense ratio, which is the same as stated in the Fee Table above, is reflected in the chart and is net of any contractual fee waiver or expense reimbursement. There is no assurance that the current annual expense ratio will be the expense ratio for the Fund. To the extent that the advisor makes any waivers or reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account any fees and expenses assessed in connection with your variable product; if they did, the expenses shown would be higher, while the ending balance shown would be lower. You should understand that this is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.


Series II--
Annual Expense
Ratio 1.37%           Year 1     Year 2     Year 3     Year 4     Year 5     Year 6     Year 7     Year 8     Year 9    Year 10
---------------------------------------------------------------------------------------------------------------------------------
Cumulative Return
 Before Expenses         5.00%     10.25%     15.76%     21.55%     27.63%     34.01%     40.71%     47.75%     55.13%     62.89%
Cumulative Return
 After Expenses          3.63%      7.39%     11.29%     15.33%     19.52%     23.85%     28.35%     33.01%     37.84%     42.84%
End of Year Balance $10,363.00 $10,739.18 $11,129.01 $11,532.99 $11,951.64 $12,385.48 $12,835.08 $13,300.99 $13,783.82 $14,284.17
Estimated Annual
 Expenses           $   139.49 $   144.55 $   149.80 $   155.23 $   160.87 $   166.71 $   172.76 $   179.03 $   185.53 $   192.27
---------------------------------------------------------------------------------------------------------------------------------



[LOGO]Investment Risks
BEFORE ALLOCATING        You should determine the level of risk with which
VARIABLE PRODUCT VALUES  you are comfortable before you allocate contract
TO THE FUND, YOU         val-ues to the Fund. The principal risks of any
SHOULD DETERMINE THE     mutual fund, including the Fund, are:
LEVEL OF RISK WITH WHICH
YOU ARE COMFORTABLE.     Not Insured. Mutual funds are not insured by the
TAKE INTO ACCOUNT FAC-   FDIC or any other government agency, unlike bank
TORS LIKE YOUR AGE, CA-  deposits such as CDs or savings accounts.
REER, INCOME LEVEL, AND
TIME HORIZON.            No Guarantee. No mutual fund can guarantee that
                         it will meet its investment objectives.
                         Possible Loss Of Investment. A mutual fund cannot
                         guarantee its performance, nor assure you that
                         the market value of your investment will
                         increase. You may lose the money you invest, and
                         the Fund will not reimburse you for any of these
                         losses.
                         Volatility. The price of Fund shares will
                         increase or decrease with changes in the value of
                         the Fund's underlying investments and changes in
                         the equity markets as a whole.
[LOGO]Principal Risks Associated With The Fund
     You should consider the special risk factors discussed below associated with the Fund's policies in determining the appropriateness of allocating your contract values to the Fund. See the Statement of Additional Information for a discussion of additional risk factors.
     MARKET RISK
     Equity stock prices vary and may fall, thus reducing the value of the Fund's investments. Certain stocks selected for the Fund's portfolio may decline in value more than the overall stock market. In general, the securities of small companies are more volatile than those of mid-size companies or large companies.
     FOREIGN SECURITIES RISKS
     Investments in foreign and emerging markets carry special risks, including currency, political, regulatory, and diplomatic risks.
       Currency Risk. A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of the Fund's investment in a security valued in the foreign currency, or based on that currency value. Political Risk. Political actions, events, or instability may result in unfavorable changes in the value of a security.
       Regulatory Risk. Government regulations may affect the value of a security. In foreign countries, securities markets that are less regulated than those in the U.S. may permit trading practices that are not allowed in the U.S.
       Diplomatic Risk. A change in diplomatic relations between the U.S. and a foreign country could affect the value or liquidity of investments.
     LIQUIDITY RISK
     The Fund's portfolio is liquid if the Fund is able to sell the securities it owns at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security.
     Investments in smaller companies or in foreign companies or companies in emerging markets are subject to a variety of risks, including potential lack of liquidity.
     DERIVATIVES RISK
     A derivative is a financial instrument whose value is "derived," in some manner, from the price of another security, index, asset, or rate. Derivatives include options contracts, among a wide range of other instruments. The principal risk of investments in derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Some derivatives are more sensitive to interest rate changes and market price fluctuations than others. Also, derivatives are subject to counterparty risk, described below.
     Options are a common type of derivative that a Fund may occasionally use to hedge its investments. An option is the right to buy and sell a security or other instrument, index, or commodity at a specific price on or before a specific date. The use of options may increase the performance of the Fund, but also may increase market risk. Other types of derivatives include futures, swaps, caps, floors, and collars.
     COUNTERPARTY RISK
     This is a risk associated primarily with repurchase agreements and some derivatives transactions. It is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the Fund.
     LACK OF TIMELY INFORMATION RISK
     Timely information about a security or its issuer may be unavailable, incomplete, or inaccurate. This risk is more common to securities issued by foreign companies and companies in emerging markets than it is to the securities of U.S.-based companies.
                 --------------------------------------------
     Although the Fund generally invests in equity securities of companies that are related to financial services, the Fund also may invest in other types of securities and other financial instruments indicated in the chart below. Although these investments typically are not part of the Fund's principal investment strategy, they may constitute a significant portion of the Fund's portfolio, thereby possibly exposing the Fund and the investors to the following additional risks.

INVESTMENT                                                                              RISKS
--------------------------------------------------------------------------------------------------------------------------
American Depositary Receipts (ADRs)
These are securities issued by U.S. banks that represent shares of foreign corporations Market, Information, Political,
held by those banks. Although traded in U.S. securities markets and valued in U.S.      Regulatory, Diplomatic, Liquidity,
dollars, ADRs carry most of the risks of investing directly in foreign securities.      and Currency Risks
--------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements
A contract under which the seller of a security agrees to buy it back at an agreed-upon Counterparty Risk price and time in the future.
--------------------------------------------------------------------------------------------------------------------------

[LOGO]Temporary Defensive Positions
     When securities markets or economic conditions are unfavorable or unsettled, the Advisor might try to protect the assets of the Fund by investing in securities that are highly liquid, such as high-quality money market instruments like short-term U.S. government obligations, commercial paper, or repurchase agreements, even though that is not the normal investment strategy of the Fund. The Advisor has the right to invest up to 100% of the Fund's assets in these securities, although we are unlikely to do so. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, they also have their own risks. Investments that are highly liquid or comparatively safe tend to offer lower returns. Therefore, the Fund's performance could be comparatively lower if it concentrates in defensive holdings.

Fund Management
                         INVESTMENT ADVISOR

AIM AND ADI ARE SUBSIDIARIES AIM is the investment advisor for the Fund and is OF AMVESCAP PLC, AN INTERNA- responsible for its day-to-day management. AIM is
TIONAL INVESTMENT MANAGE-    located at 11 Greenway Plaza, Suite 100, Houston,
MENT COMPANY THAT MANAGES    Texas 77046-1173. The Advisor supervises all
MORE THAN $382 BILLION IN    aspects of the Fund's operations and provides
ASSETS WORLDWIDE. AMVESCAP   investment advisory services to the Fund,
IS BASED IN LONDON, WITH     including obtaining and evaluating economic,
MONEY MANAGERS LOCATED IN    statistical and financial information to
EUROPE, NORTH AND SOUTH      formulate and implement investment programs for
AMERICA, AND THE FAR EAST.   the Fund. AIM has acted as an investment advisor
                             since its organization in 1976. Today, AIM, together with its subsidiaries, advises or manages over 200 investment portfolios, encompassing a broad range of investment objectives.
                             A I M Distributors, Inc. (ADI) is the Fund's distributor and is responsible for the sale of the Fund's shares. AIM and ADI are subsidiaries of AMVESCAP PLC.
                             Prior to April 30, 2004, INVESCO served as the investment advisor for the Fund. The following table shows the fees the Fund paid to AIM or INVESCO for its advisory services in the fiscal year ended December 31, 2004.


----------------------------------------------------------------------
                                 ANNUAL FEE AS A PERCENTAGE OF AVERAGE
FUND                              ANNUAL NET ASSETS UNDER MANAGEMENT
----------------------------------------------------------------------
AIM V.I. Financial Services Fund                 0.75%

     On October 8, 2004, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM Funds) and AIM reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission (SEC), the New York Attorney General (NYAG) and the Colorado Attorney General (COAG), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. (ADI) (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

     Under the settlements, $325 million will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and $50 million will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity. These settlement Funds will be distributed in accordance with a methodology to be determined by an independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. In addition, as required by the settlements, AIM is undertaking certain governance and compliance reforms and reviewing its policies and procedures.


     At the request of the trustees of the AIM Funds, AMVESCAP PLC (AMVESCAP), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by such Funds related to market timing matters.

     The independent trustees of the AIM Funds have been assisted by their own independent counsel and financial expert in their own investigation of market timing activity in the AIM Funds. A special committee, consisting of four independent trustees, was formed to oversee this investigation. None of the costs of this investigation will be borne by the AIM Funds or by Fund shareholders.
     IFG, AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
     Section 529 college savings plans and procedures for locating lost securityholders. Additional regulatory inquiries related to these or other issues may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

     A number of private civil lawsuits related to market timing, late trading and related issues have been filed against (depending on the lawsuit) certain of the AIM Funds, IFG, AIM, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties. All such lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland for consolidated or coordinated pre-trial proceedings. Other private civil lawsuits have been filed against (depending on the lawsuit) IFG, AIM, ADI, certain related entities, certain of their current and former officers and/or certain of the AIM Funds and their trustees alleging the improper use of fair value pricing, excessive advisory and/or distribution fees, improper charging of distribution fees on limited offering Funds or share classes and improper mutual fund sales practices and directed-brokerage arrangements and participation in class action settlements.


     Additional civil lawsuits related to the above or other issues may be filed by private litigants or by regulators against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

     You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the Fund's Statement of Additional Information and on AIM's Internet website under the heading "Settled Enforcement Actions and Investigations Related to Market Timing, Regulatory Inquiries and Pending Litigation" (http://www.aiminvestments.com/regulatory).
     As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds. Portfolio Managers
     The following individuals are jointly and primarily responsible for the day-to-day management of the Fund's portfolio:
     Michael J. Simon (lead manager), Senior Portfolio Manager, who has been responsible for the Fund since 2004 and has been associated with the Advisor and/or its affiliates since 2001. From 1996 to 2001, he was equity analyst and portfolio manager with Luther King Capital Management. As the lead manager, Mr. Simon generally has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Mr. Simon may perform these functions, and the nature of these functions, may change from time to time.
     Meggan M. Walsh, Senior Portfolio Manager, who has been responsible for the Fund since 2004 and has been associated with the Advisor and/or its affiliates since 1991.
     They are assisted by the Advisor's Basic Value and Diversified Dividend Teams, which may be comprised of portfolio managers, research analysts and other investment professionals of the Advisor. Team members provide research support and make securities recommendations with respect to the Fund's portfolio, but do not have day-to-day management responsibilities with respect to the Fund's portfolio. Members of the teams may change from time to time. More information on the teams, including biographies of other members of the teams, may be found on the Advisor's website (http://www.aiminvestments.com). The website is not part of this prospectus.
     The Fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the Fund, a description of their compensation structure, and information regarding other accounts they manage.
Purchase And Redemption Of Shares
     The Fund ordinarily effects orders to purchase and redeem shares at the Fund's next computed net asset value after it receives an order. Insurance companies participating in the Fund serve as the Fund's designee for receiving orders of separate accounts that invest in the Fund. The Fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the NYSE restricts or suspends trading.

     Although the Fund generally intends to pay redemption proceeds solely in cash, the Fund reserves the right to determine, in its sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).


     Shares of the Fund are offered in connection with mixed and shared funding, i.e., to separate accounts of affiliated and unaffiliated insurance companies funding variable products. The Fund currently offers shares only to insurance company separate accounts. In the future, the Fund may offer them to pension and retirement plans that qualify for special federal income tax treatment. The Fund and AIM have applied for regulatory relief to enable the Fund's shares to be sold to and held by one or more Fund of Funds (open-end management investment companies or series thereof that offer their shares exclusively to insurance companies, their separate accounts and/or qualified plans). The Fund plans to offer its shares to Fund of Funds following receipt of the requested regulatory relief. Due to differences in tax treatment and other considerations, the interests of Fund shareholders, including variable product owners and plan participants investing in the Fund (whether directly or indirectly through Fund of Funds), may conflict.


     Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one insurance company separate account investing directly or indirectly in a Fund could cause variable products funded through another insurance company separate account to lose their tax-deferred status, unless remedial actions were taken. The Board of

     Trustees (the Board) of the Fund will monitor for the existence of any material conflicts and determine what action, if any, should be taken. A Fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account (or plan) withdrawing because of a conflict.
Excessive Short-Term Trading Activity Disclosures

     The Fund's investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the Fund's shares (i.e., purchases of Fund shares followed shortly thereafter by redemptions of such shares, or vice versa) may hurt the long-term performance of the Fund by requiring it to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of the Fund by causing it to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of Fund shares held by long-term investors may be diluted.

     The Board has adopted policies and procedures designed to discourage excessive short-term trading of Fund shares. The Fund may alter its policies and procedures at any time without giving prior notice to Fund shareholders, if the advisor believes the change would be in the best interests of long-term investors.

     Pursuant to the Fund's policies and procedures, AIM and its affiliates (collectively the AIM Affiliates) currently use the following tools designed to discourage excessive short-term trading in the Fund:

       (1)trade activity monitoring; and
       (2)the use of fair value pricing consistent with procedures approved by the Board.
     Each of these tools is described in more detail below.
     In addition, restrictions designed to discourage or curtail excessive short-term trading activity may be imposed by the insurance companies and/or their separate accounts that invest in the Fund on behalf of variable product owners. Variable product owners should refer to the applicable contract and related prospectus for more details.
     TRADE ACTIVITY MONITORING
     To detect excessive short-term trading activities, the AIM Affiliates will monitor, on a daily basis, selected aggregate purchase, or redemption trade orders placed by insurance companies and/or their separate accounts. The AIM Affiliates will seek to work with insurance companies to discourage variable product owners from engaging in abusive trading practices. However, the ability of the AIM Affiliates to monitor trades that are placed by variable product owners is severely if not completely limited due to the fact that the insurance companies trade with the Fund through omnibus accounts, and maintain the exclusive relationship with, and are responsible for maintaining the account records of, their variable product owners. There may also be legal and technological limitations on the ability of insurance companies to impose restrictions on the trading practices of their variable product owners. As a result, there can be no guarantee that the AIM Affiliates will be able to detect or deter market timing by variable product owners.

     If, as a result of this monitoring, the AIM Affiliates believe that a variable product owner has engaged in excessive short-term trading (regardless of whether or not the insurance company's own trading restrictions are exceeded), the AIM Affiliates will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the insurance company to take action to stop such activities, or (ii) refusing to process future purchases related to such activities in the insurance company's account with the Fund. AIM Affiliates will use reasonable efforts to apply the fund's policies uniformly given the potential limitations described above.

     FAIR VALUE PRICING
     Securities owned by the Fund are to be valued at current market value if market quotations are readily available. All other securities and assets of the Fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of the Fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.
     See "Pricing of Shares -- Determination of Net Asset Value" for more information.
     RISKS
     There is the risk that the Funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive short-term trading. Although these policies and procedures, including the tools described above, are designed to discourage excessive short-term trading, they do not eliminate the possibility that excessive short-term trading activity in the Fund will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with the best interests of long-term investors. However, there can be no assurance that the AIM Affiliates will be able to gain access to any or all of the information necessary to detect or prevent excessive short-term trading by a variable product owner. While the AIM Affiliates and the Fund may seek to take actions with the assistance of the insurance companies that invest in the Fund, there is the risk that neither the AIM Affiliates nor the Fund will be successful in their efforts to minimize or eliminate such activity.
Pricing of Shares
     DETERMINATION OF NET ASSET VALUE
     The price of the Fund's shares is the Fund's net asset value per share.
     The Fund values portfolio securities for which market quotations are readily available at market value. The Fund values all other securities and assets for which market quotations are not readily available at their fair value in good faith using procedures approved by the Board of the Fund. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.
     Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the Fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Advisor determines that the closing price of the security is unreliable, the Advisor will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.
     Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual Funds to calculate their net asset values.
     The Advisor may use indications of fair value from pricing services approved by the Board. In other circumstances, the Advisor valuation committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, the Advisor routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board. Specific types of securities are valued as follows:
     Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, the Advisor will value the security at fair value in good faith using procedures approved by the Board.
     Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If an issuer specific event has occurred that the Advisor determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. The Advisor also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where the Advisor believes, at the approved degree of certainty, that the price is not reflective of current market value, the Advisor will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.
     Fund securities primarily traded on foreign markets may trade on days that are not business days of the Fund. Because the net asset value of Fund shares is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the Fund.
     Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service is unreliable, the Advisor the valuation committee may fair value the security using procedures approved by the Board.
     Short-term Securities: The Fund's short-term investments are valued at amortized cost when the security has 60 days or less to maturity.
     Futures and Options: Futures and options are valued on the basis of market quotations, if available.
     Open-end Funds: To the extent the Fund invests in other open-end Funds, the investing Fund will calculate its net asset value using the net asset value of the underlying Fund in which it invests.
     The Fund discloses portfolio holdings at different times and with different lag times to insurance companies issuing variable products that invest in the Fund, and in annual, semi-annual and quarterly shareholder reports. Refer to such reports to determine the types of securities in which a Fund has invested. You may also refer to the Statement of Additional Information to determine what types of securities in which the Fund may invest. You may obtain copies of these reports or of the Statement of Additional Information from the insurance company that issued your variable product, or from the advisor as described on the back cover of this prospectus.
     The Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or earlier NYSE closing time that day.
[LOGO]Taxes
     The amount, timing and character of distributions to the separate account may be affected by special tax rules applicable to certain investments purchased by the Fund. Variable product owners should refer to the prospectus for their variable products for information regarding the tax consequences of owning such variable products and should consult their tax advisors before investing.
[LOGO]Dividends And Distributions
     DIVIDENDS
     The Fund generally declares and pays dividends, if any, annually to separate accounts of insurance companies issuing the variable products.
     The Fund expects that its distributions will consist primarily of capital gains.
     CAPITAL GAINS DISTRIBUTIONS
     The Fund generally distributes long-term and short-term capital gains, if any, annually to separate accounts of insurance companies issuing the variable products.
     At the election of insurance companies issuing the variable products dividends and distributions are automatically reinvested at net asset value in shares of the Fund.
Voting Rights
     Since the shares of the Fund are owned by your insurance company and not by you directly, you will not vote shares of the Fund. Your insurance company will vote the shares that it holds as required by state and federal law. Your contract prospectus contains more information on your rights to instruct your insurance company how to vote Fund shares held in connection with your contract.
Share Classes
     The Fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan", which is described in this prospectus.
Distribution Plan
     The Fund has adopted a distribution or "Rule 12b-1" plan for its Series II shares. The plan allows the Fund to pay distribution fees to life insurance companies and others to promote the sale and distribution of Series II shares. The plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Fund). Because the Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of charges.

Payments To Insurance Companies

     The insurance company that issued your variable product, or one of its affiliates may receive all the Rule 12b-1 distribution fees discussed above. In addition to those payments, ADI, the distributor of the Fund, or one or more of its corporate affiliates, may make additional cash revenue sharing payments to the insurance company or an affiliate in connection with promotion of the Fund and certain other marketing support services. ADI makes these payments from its own resources.


     ADI makes revenue sharing payments as incentives to certain insurance companies to promote the sale and retention of shares of the Fund. The benefits ADI receives when it makes these payments may include, among other things, adding the Fund to the list of underlying investment options in the insurance companies' variable products, and access (in some cases on a preferential basis over other competitors) to individual members of the insurance companies' sales force or to the insurance companies' management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the insurance company for including the Fund in its variable products (on its "sales shelf"). ADI compensates insurance companies differently depending typically on the level and/or type of considerations provided by the insurance company. The revenue sharing payments ADI makes may be calculated on sales of shares of the Fund (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold to the insurance company during the particular period. Such payments also may be calculated on the average daily net assets of the Fund attributable to that particular insurance company (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make sales of shares of the Fund and Asset-Based Payments primarily create incentives to retain assets of the Fund in insurance company separate accounts.


     ADI is motivated to make the payments described above in order to promote the sale of Fund shares and the retention of those investments by clients of insurance companies. To the extent insurance companies sell more shares of the Fund or retain shares of the Fund in their variable product owners' accounts, ADI benefits from the incremental management and other fees paid to ADI by the Fund with respect to those assets.


     In addition to the payments listed above, the Advisor may also reimburse insurance companies for certain administrative services provided to variable product owners. Under a Master Administrative Services Agreement, between the Fund and the Advisor, the Advisor is entitled to receive from the Fund reimbursement of its costs or such reasonable compensation as may be approved by the Board of the Fund. Under this arrangement, the Advisor provides, or assures that insurance companies issuing variable products will provide, certain variable product owner-related services. These services, include, but are not limited to, facilitation of variable product owners' purchase and redemption requests; distribution to existing variable product owners of copies of Fund prospectuses, proxy materials, periodic Fund reports, and other materials; maintenance of variable product owners' records; and fund services and communications. Currently, these administrative service payments made by the Fund to the Advisor are subject to an annual limit of 0.25% of the average net assets invested in the Fund by each insurance company. Any amounts paid by the Advisor to an insurance company in excess of 0.25% of the average net assets invested in the Fund are paid by the Advisor out of its own financial resources, and not out of the Fund's assets.

     You can find further details in the Statement of Additional Information about these payments and the services provided by insurance companies. In certain cases these payments could be significant to the insurance company. Your insurance company may charge you additional fees or commissions, on your variable product other than those disclosed in this prospectus. You can ask your insurance company about any payments it receives from AIM, ADI, or the Fund, as well as about fees and/or commissions it charges.

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Fund's Series II shares. Certain information reflects the financial results for a single Series II Fund share. The total returns in the table represent the annual percentages that an investor would have earned (or lost) on an investment in a share of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent registered public accountants, whose report, along with the financial statements, is included in the Fund's Annual Report. This Report is available without charge by contacting ADI at the address or telephone number on the back cover of this Prospectus.




                                                              April 30, 2004
                                                          (Date sales commenced)
                                                           to December 31, 2004
--------------------------------------------------------------------------------
Net asset value, beginning of period                              $13.50
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             0.12
--------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)            1.07
--------------------------------------------------------------------------------
    Total from investment operations                                1.19
--------------------------------------------------------------------------------
Less distributions from net investment income                      (0.10)
--------------------------------------------------------------------------------
Net asset value, end of period                                    $14.59
--------------------------------------------------------------------------------
Total return/(a)/                                                   8.85%
--------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $   11
--------------------------------------------------------------------------------
Ratio of expenses to average net assets:                            1.38%/(b)/
--------------------------------------------------------------------------------
Ratio of net investment income to average net assets                0.63%/(b)/
--------------------------------------------------------------------------------
Portfolio turnover rate/(c)/                                          67%
--------------------------------------------------------------------------------


/(a)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholders transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.


/(b)/Ratios are annualized and based on average daily net assets of $10,156.


/(c)/Not annualized for periods less than one year.

                       Obtaining Additional Information
--------------------------------------------------------------------------------
More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the Fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the Fund's investments. The Fund's annual report also discusses the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. Beginning with the fiscal periods ending after July 9, 2004, the Fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you wish to obtain free copies of the Fund's current SAI, or annual or semiannual reports, please contact the insurance company that issued your variable products, or you may contact us by mail at A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173 or

                          By Telephone: (800) 410-4246

Because you cannot purchase shares of the Fund directly, these documents have not been made available on our website
The Fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable products that invest in the Fund.
You can also review and obtain copies of the Fund's SAI, financial reports, the Fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Room, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.
  AIM V.I. Financial Services Fund Series II
  SEC 1940 Act file number: 811-7452

                     [LOGO] Your goals
                      Our solutions/R/
                                   AIM
AIMinvestments.com      Investments/R/

PROSPECTUS | April 29, 2005

AIM V.I. HEALTH SCIENCES FUND*

Series I shares

A mutual fund sold exclusively to insurance company separate accounts funding variable annuity contracts and variable life insurance policies.




This prospectus contains important information about the Series I class shares (Series I shares) of the Fund. Please read it before investing and keep it for future reference.


*The Board of Trustees of AIM Variable Insurance Funds, on behalf of AIM V.I. Health Sciences Fund has approved changing the fund's name to "AIM V.I. Global Health Care Fund", effective July 1, 2005.


TABLE OF CONTENTS
Investment Goals, Strategies, And Risks.  2
Disclosure Of Portfolio Holdings........  4
Fund Performance........................  4
Fee Table, Expense Example, And
  Hypothetical Investment And Expense
  Information...........................  5
Investment Risks........................  6
Principal Risks Associated With The Fund  6
Temporary Defensive Positions...........  7
Fund Management.........................  8
Portfolio Managers......................  9
Purchase And Redemption Of Shares.......  9
Excessive Short-Term Trading Activity
  Disclosure............................ 10
Pricing Of Shares....................... 11
Taxes................................... 12
Dividends And Distributions............. 12
Voting Rights........................... 12
Share Classes........................... 12
Payments To Insurance Companies......... 13
Financial Highlights.................... 14

The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.
No dealer, salesperson, or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus, and you should not rely on such other information or representations.
The Securities and Exchange Commission has not approved or disapproved the shares of these Funds. Likewise, the Commission has not determined if this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a federal crime.
  AIM VARIABLE INSURANCE FUNDS
  [LOGO] Your goals
  Our solutions/R/
  AIM
  Investments/R/

     A I M Advisors, Inc. (AIM or Advisor) is the investment advisor for the Fund. Prior to April 30, 2004, the Fund was a series portfolio of INVESCO Variable Investment Funds, Inc., a Maryland corporation (the Company). On April 30, 2004, the Fund became a series portfolio of AIM Variable Insurance Funds, a Delaware statutory trust. Prior to April 30, 2004, INVESCO Funds Group, Inc. (INVESCO) served as the investment advisor for the series portfolio of the Company.

     Shares of the Fund are used as investment vehicles for variable annuity contracts and variable life insurance policies (variable products) issued by certain insurance companies. You cannot purchase shares of the Fund directly. As an owner of a variable product (variable product owner) that offers the Fund as an investment option, however, you may allocate your variable product values to a separate account of the insurance company that invests in shares of the Fund.
     Your variable product is offered through its own prospectus, which contains information about your variable product, including how to purchase the variable product and how to allocate variable product values to the Fund.
THIS PROSPECTUS WILL TELL YOU MORE ABOUT:

                                    [GRAPHIC] Investment Goals & Strategies
[LOGO]                                        Potential Investment Risks
[GRAPHIC]                                     Past Performance

        ---------------------------------------------------------------

                                    [GRAPHIC] [LOGO]  Investment Goals, Strategies, And Risks

FOR MORE DETAILS ABOUT  The Fund seeks capital growth. It is actively
THE FUND'S MARKET       managed. The Fund invests primarily in equity
OUTLOOK, PLEASE SEE THE securities that the Advisor believes will rise in
MOST RECENT ANNUAL OR   price faster than other securities, as well as in
SEMIANNUAL REPORT.      options and other invest-ments whose values are
                        based upon the values of equity securities.
                        The Fund normally invests at least 80% of its net assets in the equity securities and equity-related instru-ments of companies that develop, produce, or distribute products or services related to health care. These companies include, but are not limited to, medical equipment or supplies, pharmaceuticals, bio-technology, and health care providers and services companies. At any given time, 20% of the Fund's assets is not required to be invested in the sector. To determine whether a potential investment is truly doing business in the health sciences sector, a company must meet at least one of the following tests:
    . At least 50% of its gross income or its net sales must come from activities in the health sciences sector;
    . At least 50% of its assets must be devoted to producing revenues from the health sciences sector; or
    . Based on other available information, we determine that its primary business is within the health sciences sector.
     The Fund may invest up to 25% of its assets in securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation.
     The Advisor uses a research-oriented "bottom up" investment approach to create the Fund's investment portfolio, focusing on company fundamentals and growth prospects when selecting securities. In general, the Fund emphasizes companies that the Advisor believes are strongly managed and will generate above-average long-term capital appreciation.
     We focus on the leading players in fast-growing therapeutic areas or companies on the verge of exciting medical breakthroughs. Leading players in the health care industry include companies with strong, commercially successful products as well as promising product pipelines. This strategy may lead us to invest in both well-established health care firms and faster-growing, more dynamic entities. Well-established health care companies typically provide liquidity and earnings visibility for the portfolio and represent core holdings in the Fund. The Fund also may invest in high growth, earlier stage companies whose future profitability could be dependent upon increasing market shares from one or a few key products. Some companies often have limited operating histories and their potential profitability may be dependent on regulatory approval of their products, which increases the volatility of these companies' securities prices and could have an adverse impact upon the companies' future growth and profitability. Changes in government regulation could also have an adverse impact upon the companies' future growth and profitability. Continuing technological advances may mean rapid obsolescence of products and services.

     Growth investing may be more volatile than other investment styles because growth stocks are more sensitive to investor perceptions of an issuing company's growth potential. Growth-oriented funds typically will underperform value-oriented funds when investor sentiment favors the value investing style.
     As a sector fund, the portfolio is concentrated in a comparatively narrow segment of the economy. This means the Fund's investment concentration in a sector is higher than most mutual funds and the broad securities markets. Consequently, the Fund tends to be more volatile than other mutual funds, and the value of its portfolio investments and consequently the value of an investment in the Fund tend to go up and down more rapidly.

     The Fund is subject to other principal risks such as potential conflicts, market, foreign securities, liquidity, counterparty, lack of timely information, and portfolio turnover risks. These risks are described and discussed later in the Prospectus under the headings "Investment Risks" and "Principal Risks Associated With The Fund." An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. As with any mutual fund, there is always a risk that an investment in the Fund may lose money.

     The Board of Trustees of AIM Variable Insurance Funds on behalf, of AIM V.I. Health Sciences Fund has approved changing the Fund's Strategies and Risks, effective July 1, 2005, as follows:
     The Fund seeks to meet its objective by investing, normally, at least 80% of its assets in securities of health care industry companies. In complying with this 80% investment requirement, the Fund will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Fund's direct investments, and may include warrants, futures, options, exchange-traded Funds and American Depositary Receipts. The Fund considers a health care industry company to be one that (1) derives at
    . least 50% of its revenues or earnings from health care activities; or . devotes at least 50% of its assets to such activities, based on its most recent fiscal year. Such companies include those that design, manufacture, or sell products or services used for or in connection with health care of medicine (such as pharmaceutical companies, biotechnology research firms, companies that sell medical products, and companies that own or operate health care facilities). The Fund may invest in debt securities issued by health care industry companies, or in equity and debt securities of other companies the portfolio managers believe will benefit from developments in the health care industry.
     The Fund will normally invest in the securities of companies located in at least three different countries, including the United States, and may invest a significant portion of its assets in the securities of U.S. issuers. However, the Fund will invest no more than 50% of its total assets in the securities of issuers in any one country, other than the U.S. The Fund may invest up to 20% of its total assets in companies located in developing countries, i.e., those countries that are in the initial stages of their industrial cycles. The Fund may also invest up to 5% of its total assets in lower-quality debt securities, i.e., "junk bonds." For cash management purposes, the Fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market Funds. Any percentage limitations with respect to assets of the Fund are applied at the time of purchase.
     The portfolio managers allocate the Fund's assets among securities of countries and in currency denominations that are expected to provide the best opportunities for meeting the Fund's investment objective. In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: above-average per share earnings growth; high return on invested capital;
     a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

     There is a risk that you could lose all or a portion of your investment in the Fund. The value of your investment in the Fund will go up and down with the prices of the securities in which the Fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity.


     Growth investing may be more volatile than other investment styles because growth stocks are more sensitive to investor perceptions of an issuing company's growth potential. Growth-oriented funds typically will underperform value-oriented Funds when investor sentiment favors the value investing style.


     As a sector Fund, the portfolio is concentrated in a comparatively narrow segment of the economy. This means the Fund's investment concentration in a sector is higher than most mutual funds and the broad securities markets. Consequently, the Fund tends to be more volatile than other mutual funds, and the value of its portfolio investments and consequently the value of an investment in the Fund tend to go up and down more rapidly. The value of the fund's shares is particularly vulnerable to factors affecting the health care industry, such as substantial government regulation. Government regulation may impact the demand for products and services offered by health care companies. Also, the products and services offered by health care companies may be subject to rapid obsolescence caused by scientific advances and technological innovations. Because the fund focuses its investments in the health care industry, the value of your fund shares may rise and fall more than the value of shares of a fund that invests more broadly. The Fund is subject to other principal risks such as potential conflicts, market, foreign securities, liquidity, counterparty, lack of timely information, and portfolio turnover risks. These risks are described and discussed later in the Prospectus under the headings "Investment Risks" and "Principal Risks Associated With The Fund."
     In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the Fund may not achieve its investment objective.

     An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. As with any mutual fund, there is always a risk that an investment in the Fund may lose money.

     Disclosure Of Portfolio Holdings
     A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Fund's Statement of Additional Information.
[GRAPHIC] Fund Performance
     The bar chart and table below show the Fund's performance (commonly known as its "total return") for the periods ended December 31. Remember, past performance does not indicate how the Fund will perform in the future.
     The Fund's average annual total returns shown below are net of its expenses, but do not reflect the additional fees and expenses assessed in connection with your variable product. If those variable product fees and expenses were included, the returns would be less than those shown. The following performance table compares the Fund's performance to those of an unmanaged broad-based securities market index, style-specific index and peer-group index. The Fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the Fund may deviate significantly from the performance of the indices shown below.

 AIM V.I. HEALTH SCIENCES FUND* (SERIES I)
      ACTUAL ANNUAL TOTAL RETURN/1,2/
-------------------------------------------
                                    [CHART]
             '98        42.85%
             '99         4.87%
             '00        30.54%
            '01       (12.59%)
            '02       (24.45%)
             '03        27.78%
             '04         7.57%
-------------------------------------------
 Best Calendar Qtr.  12/98 15.79%
 Worst Calendar Qtr. 3/01 (21.45%)


---------------------------------------------------------------------------
                                             AVERAGE ANNUAL TOTAL RETURN
                                             FOR THE PERIODS ENDED 12/31/04
                                             ------------------------------
                                                                  SINCE
                                             1 YEAR   5 YEARS   INCEPTION
---------------------------------------------------------------------------
AIM V.I. Health Sciences Fund* (Series I)/1/   7.57    3.45%     9.24%/2/
S&P 500 Index/3,4/                           10.87%   (2.30%)    6.40%/2/
Goldman Sachs Health Care Index/4,5/          6.26%    3.73%     9.86%/2/
Lipper Health/Biotech Fund Index/4,6/        11.74%    6.72%    10.73%/2/
---------------------------------------------------------------------------


     * Effective July 1, 2005, the name of the Fund will be changed to AIM V.I. Global Health Care Fund.

   /1/ For periods prior to April 30, 2004, performance shown relates to a predecessor fund advised by INVESCO. Total return figures include reinvested dividends and capital gain distributions and the effect of the Fund's expenses.
   /2/ The Fund commenced investment operations on May 21, 1997. Index comparisons begin on May 31, 1997.
   /3/ The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance. The Fund has also included the Goldman Sachs Health Care Index, which the Fund believes more closely reflects the performance of the securities in which the Fund invests. In addition, the Lipper Health/Biotech Fund Index (which may or may not include the Fund) is included for comparison to a peer-group.

   /4/ The indices may not reflect payment of fees, expenses or taxes.

   /5/ The Goldman Sachs Health Care Index is a modified capitalization-weighted index designed as a benchmark for U.S. traded securities in the Healthcare sector. The Index includes companies in the following categories: providers of healthcare related services, researchers, manu-facturers, and distributors of pharmaceuticals, drugs and related sciences, and medical supplies, instruments and products. The Index return is price only and does not reflect the reinvestment of dividends.
   /6/ The Lipper Health/Biotech Fund Index is an equally weighted representation of the 30 largest funds within the Lipper Health/Biotech category. These funds invest at least 65% of their portfolios in equity securities of companies engaged in healthcare, medicine, and biotechnology.

Fee Table, Expense Example, And Hypothetical Investment And Expense Information

     The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable product owner buys, holds, or redeems interest in an insurance company separate account that invests in the Series I shares of the Fund but does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.
     SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                     Series I shares
Maximum Sales Charge (Load)                N/A
Maximum Deferred Sales Charge (Load)       N/A

   -----

   "N/A" in the above table means "not applicable."

     ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)/1/

                                     Series I shares
Management Fees                           0.75%
Other Expenses                            0.36%
Total Annual Fund Operating Expenses      1.11%
Fee Waiver/2,3/                           0.01%
Net Annual Fund Operating Expenses        1.10%




 /1/ Except as otherwise noted, figures shown in the table are for the year ended December 31, 2004 and are expressed as a percentage of the Fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.


 /2/ The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 1.30% of average daily nets assets for each series portfolio of AIM Variable Insurance Funds. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The expense limitation is in effect through April 30, 2006.




 /3/ Effective January 1, 2005 through June 30, 2006, the advisor has contractually agreed to waive a portion of its advisory fees. The fee waiver reflects this agreement. (See "Fund Management-Investment Advisor").

     EXPENSE EXAMPLE

     The Example is intended to help you compare the cost of investing in the Fund's Series I shares to the cost of investing in other mutual funds. The Example also does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.




     The Example assumes that you invest $10,000 in the Fund's Series I shares for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the operating expenses of the Fund remain the same and includes the effect of any contractual fee waivers and/or expense reimbursements. To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


                                          1 year 3 years 5 years 10 years
                                          ------ ------- ------- --------
  Series I shares
    AIM V.I. Health Sciences Fund
    (effective July 1, 2005, AIM V.I.
    Global Health Care Fund)               $112   $352    $611    $1,351

     HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION




     The following supplemental hypothetical investment information provides additional information in a different format from the preceding Fee Table about the effect of a fund's expenses, including investment advisory fees and other Fund costs, on the Fund's return over a 10-year period. Because a fund's annual return when quoted is already reduced by the fund's fees and expenses for that year, this hypothetical expense information is intended to help you understand the annual and cumulative impact of a fund's fees and expenses on your investment. Assuming a hypothetical investment of $10,000 in the Fund and a 5% return before expenses each year, the chart shows the cumulative return before expenses, the cumulative return after expenses, the ending balance and the estimated annual expenses for each year one through ten. The chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The annual expense ratio, which is the same as stated in the Fee Table above, is reflected in the chart and is net of any contractual fee waiver or expense reimbursement. There is no assurance that the current annual expense ratio will be the expense ratio for the Fund. To the extent that the advisor makes any waivers or reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account any fees and expenses assessed in connection with your variable product; if they did, the expenses shown would be higher, while the ending balance shown would be lower. You should understand that this is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.


Series I--Annual Expense
Ratio 1.10%                 Year 1     Year 2     Year 3     Year 4     Year 5     Year 6     Year 7     Year 8     Year 9
-----------------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
 Expenses                      5.00%     10.25%     15.76%     21.55%     27.63%     34.01%     40.71%     47.75%     55.13%
Cumulative Return After
 Expenses                      3.90%      7.95%     12.16%     16.54%     21.08%     25.80%     30.71%     35.81%     41.10%
End of Year Balance       $10,390.00 $10,795.21 $11,216.22 $11,653.66 $12,108.15 $12,580.37 $13,071.00 $13,580.77 $14,110.42
Estimated Annual Expenses $   112.15 $   116.52 $   121.06 $   125.78 $   130.69 $   135.79 $   141.08 $   146.58 $   152.30
-----------------------------------------------------------------------------------------------------------------------------


Series I--Annual Expense
Ratio 1.10%                Year 10
------------------------------------
Cumulative Return Before
 Expenses                     62.89%
Cumulative Return After
 Expenses                     46.61%
End of Year Balance       $14,660.73
Estimated Annual Expenses $   158.24
------------------------------------



[LOGO]Investment Risks
BEFORE ALLOCATING      You should determine the level of risk with which
VARIABLE PRODUCT       you are comfortable before you allocate contract
VALUES TO THE FUND,    values to the Fund. The principal risks of any
YOU SHOULD DETERMINE   mutual fund, including the Fund, are:
THE LEVEL OF RISK WITH
WHICH YOU ARE COM-     Not Insured. Mutual funds are not insured by the
FORTABLE. TAKE INTO    FDIC or any other government agency, unlike bank
ACCOUNT FACTORS LIKE   deposits such as CDs or savings accounts.
YOUR AGE, CAREER, IN-
COME LEVEL, AND        No Guarantee. No mutual fund can guarantee that
TIME HORIZON.          it will meet its investment objectives.
                       Possible Loss Of Investment. A mutual fund cannot guarantee its performance, nor assure you that the market value of your investment will increase. You may lose the money you invest, and the Fund will not reimburse you for any of these losses.
                       Volatility. The price of Fund shares will increase or decrease with changes in the value of the Fund's underlying investments and changes in the equity markets as a whole.
[LOGO]  Principal Risks Associated With The Fund

     You should consider the special risk factors discussed below associated with the Fund's policies in determining the appropriateness of allocating your variable product values to the Fund. See the Statement of Additional Information for a discussion of additional risk factors.

     MARKET RISK
     Equity stock prices vary and may fall, thus reducing the value of the Fund's investments. Certain stocks selected for the Fund's portfolio may decline in value more than the overall stock market. In general, the securities of small companies are more volatile than those of mid-size companies or large companies.
     FOREIGN SECURITIES RISKS
     Investments in foreign and emerging markets carry special risks, including currency, political, regulatory, and diplomatic risks.
       Currency Risk. A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of the Fund's investment in a security valued in the foreign currency, or based on that currency value. Political Risk. Political actions, events, or instability may result in unfavorable changes in the value of a security.
       Regulatory Risk. Government regulations may affect the value of a security. In foreign countries, securities markets that are less regulated than those in the U.S. may permit trading practices that are not allowed in the U.S.

       Diplomatic Risk. A change in diplomatic relations between the U.S. and a foreign country could affect the value or liquidity of investments.
     LIQUIDITY RISK
     The Fund's portfolio is liquid if the Fund is able to sell the securities it owns at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Investments in smaller companies or in foreign companies or companies in emerging markets are subject to a variety of risks, including potential lack of liquidity.
     DERIVATIVES RISK
     A derivative is a financial instrument whose value is "derived," in some manner, from the price of another security, index, asset, or rate. Derivatives include options contracts, among a wide range of other instruments. The principal risk of investments in derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Some derivatives are more sensitive to interest rate changes and market price fluctuations than others. Also, derivatives are subject to counterparty risk, described below.
     Options are a common type of derivative that a Fund may occasionally use to hedge its investments. An option is the right to buy and sell a security or other instrument, index, or commodity at a specific price on or before a specific date. The use of options may increase the performance of the Fund, but also may increase market risk. Other types of derivatives include futures, swaps, caps, floors, and collars.
     COUNTERPARTY RISK
     This is a risk associated primarily with repurchase agreements and some derivatives transactions. It is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the Fund.
     LACK OF TIMELY INFORMATION RISK
     Timely information about a security or its issuer may be unavailable, incomplete, or inaccurate. This risk is more common to securities issued by foreign companies and companies in emerging markets than it is to the securities of U.S.-based companies.
     PORTFOLIO TURNOVER RISK
     The Fund's investments may be bought and sold relatively frequently. A high turnover rate may affect the Fund's performance because it results in higher brokerage commissions.
        ---------------------------------------------------------------
     Although the Fund generally invests in equity securities of companies that develop, produce, or distribute products or services related to health care, the Fund also may invest in other types of securities and other financial instruments indicated in the chart below. Although these investments typically are not part of the Fund's principal investment strategy, they may constitute a significant portion of the Fund's portfolio, thereby possibly exposing the Fund and its investors to the following additional risks.

INVESTMENT                                                                              RISKS
--------------------------------------------------------------------------------------------------------------------------
American Depositary Receipts (ADRs)
These are securities issued by U.S. banks that represent shares of foreign corporations Market, Information, Political,
held by those banks. Although traded in U.S. securities markets and valued in U.S.      Regulatory, Diplomatic, Liquidity,
dollars, ADRs carry most of the risks of investing directly in foreign securities.      and Currency Risks
--------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements
A contract under which the seller of a security agrees to buy it back at an agreed-upon Counterparty Risk price and time in the future.
--------------------------------------------------------------------------------------------------------------------------

[LOGO]Temporary Defensive Positions
     When securities markets or economic conditions are unfavorable or unsettled, the Advisor might try to protect the assets of the Fund by investing in securities that are highly liquid, such as high-quality money market instruments like short-term U.S. government obligations, commercial paper, or repurchase agreements, even though that is not the normal investment strategy of the Fund. The Advisor has the right to invest up to 100% of the Fund's assets in these securities, although we are unlikely to do so. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, they also have their own risks. Investments that are highly liquid or comparatively safe tend to offer lower returns. Therefore, the Fund's performance could be comparatively lower if it concentrates in defensive holdings.

Fund Management
                               INVESTMENT ADVISOR

AIM AND ADI ARE SUBSIDIARIES OF     AIM is the investment advisor for the Fund and is
AMVESCAP PLC, AN INTERNATIONAL IN-  responsible for its day-to-day manage-ment. AIM
VESTMENT MANAGEMENT COMPANY THAT    is located at 11 Greenway Plaza, Suite 100,
MANAGES MORE THAN $382 BILLION IN   Houston, Texas 77046-1173. The Advisor supervises
ASSETS WORLDWIDE. AMVESCAP IS BASED all aspects of the Fund's operations and provides
IN LONDON, WITH MONEY MANAGERS      investment advisory services to the Fund,
LOCATED IN EUROPE, NORTH AND        including obtaining and evaluating economic,
SOUTH AMERICA, AND THE FAR EAST.    statistical and financial information to
                                    formulate and implement investment programs for
                                    the Fund. AIM has acted as an investment advisor
                                    since its organization in 1976. Today, AIM,
                                    together with its sub-sidiaries, advises or
                                    manages over 200 investment portfolios,
                                    encompassing a broad range of investment
                                    objectives.
                                    A I M Distributors, Inc. (ADI) is the Fund's
                                    distributor and is responsible for the sale of
                                    the Fund's shares. AIM and ADI are subsidiaries
                                    of AMVESCAP PLC.
                                    Prior to April 30, 2004, INVESCO served as the
                                    investment advisor for the Fund. During the
                                    fiscal year ended December 31, 2004, AIM or
                                    INVESCO received compensation of 0.75% of average
                                    daily net assets. The annual management fee
                                    payable to the investment advisor pursuant to the
                                    investment advisory agreement was 0.75% of
                                    average daily net assets, based on net asset
                                    levels. AIM has contractually agreed to advisory
                                    fee waivers for the period January 1, 2005 to
                                    June 30, 2006. The advisor will waive advisory
                                    fees to the extent necessary so that the advisory
                                    fee payable does not exceed the advisory fee
                                    rates after January 1, 2005. Following are the
                                    advisory fee rates before and after
                                    Jan-uary 1, 2005.

              Advisory Fee Rates Before Advisory Fee Rates After
               January 1, 2005 Waiver    January 1, 2005 Waiver
              ---------------------------------------------------
                0.75% of average daily   0.75% of the first $250
                            net assets                   million
                                          0.74% of the next $250
                                                         million
                                          0.73% of the next $500
                                                         million
                                          0.72% of the next $1.5
                                                         billion
                                          0.71% of the next $2.5
                                                         billion
                                          0.70% of the next $2.5
                                                         billion
                                          0.69% of the next $2.5
                                                         billion
                                        0.68% of the excess over
                                                     $10 billion
     On October 8, 2004, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM Funds) and AIM reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission (SEC), the New York Attorney General (NYAG) and the Colorado Attorney General (COAG), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. (ADI) (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

     Under the settlements, $325 million will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and $50 million will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity. These settlement Funds will be distributed in accordance with a methodology to be determined by an independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. In addition, as required by the settlements, AIM is undertaking certain governance and compliance reforms and reviewing its policies and procedures.


     At the request of the trustees of the AIM Funds, AMVESCAP PLC (AMVESCAP), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by such Funds related to market timing matters.

     The independent trustees of the AIM Funds have been assisted by their own independent counsel and financial expert in their own investigation of market timing activity in the AIM Funds. A special committee, consisting of four independent trustees, was formed to oversee this investigation. None of the costs of this investigation will be borne by the AIM Funds or by Fund shareholders.

     IFG, AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
     Section 529 college savings plans and procedures for locating lost securityholders. Additional regulatory inquiries related to these or other issues may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

     A number of private civil lawsuits related to market timing, late trading and related issues have been filed against (depending on the lawsuit) certain of the AIM Funds, IFG, AIM, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties. All such lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland for consolidated or coordinated pre-trial proceedings. Other private civil lawsuits have been filed against (depending on the lawsuit) IFG, AIM, ADI, certain related entities, certain of their current and former officers and/or certain of the AIM Funds and their trustees alleging the improper use of fair value pricing, excessive advisory and/or distribution fees, improper charging of distribution fees on limited offering Funds or share classes and improper mutual fund sales practices and directed-brokerage arrangements and participation in class action settlements.


     Additional civil lawsuits related to the above or other issues may be filed by private litigants or by regulators against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

     You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the Fund's Statement of Additional Information and on AIM's Internet website under the heading "Settled Enforcement Actions and Investigations Related to Market Timing, Regulatory Inquiries and Pending Litigation" (http://www.aiminvestments.com/regulatory).
     As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.
Portfolio Managers
     The following individuals are jointly and primarily responsible for the day-to-day management of the Fund's portfolio:
     Michael Yellen (lead manager), Senior Portfolio Manager, who has been responsible for the Fund since 2004 and has been associated with the Advisor and/or its affiliates since 1994. As the lead manager, Mr. Yellen generally has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Mr. Yellen may perform these functions, and the nature of these functions, may change from time to time.

     Kirk L. Anderson, Portfolio Manager, who has been responsible for the Fund since 2004 and has been associated with the Advisor and/or its affiliates since 1994.


     Sunaina A. Murthy, Senior Analyst, who has been responsible for the fund since 2005 and has been associated with the Advisor and/or its affiliates since 2001 (except for July, 2004 to October, 2004 when she served as a senior analyst for Caxton Associates). From 1999 to 2001, she was an analyst for Burrill & Company.


     Derek M. Taner, Portfolio Manager, who has been responsible for the fund since 2005 and has been associated with the Advisor and/or its affiliates since 2005. From 2000 to 2005, he was a portfolio manager and analyst for Franklin Advisers, Inc.


     Bryan A. Unterhalter, Portfolio Manager, who has been responsible for the Fund since 2004 and has been associated with the Advisor and/or its affiliates since 1997.


     More information on these portfolio managers may be found on the Advisor's website (http://www.aiminvestments.com). The website is not a part of this prospectus.

     The Fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the Fund, a description of their compensation structure, and information regarding other accounts they manage.
Purchase And Redemption Of Shares
     The Fund ordinarily effects orders to purchase and redeem shares at the Fund's next computed net asset value after it receives an order. Insurance companies participating in the Fund serve as the Fund's designee for receiving orders of separate accounts that invest in the Fund. The Fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the NYSE restricts or suspends trading.

     Although the Fund generally intends to pay redemption proceeds solely in cash, the Fund reserves the right to determine, in its sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).


     Shares of the Fund are offered in connection with mixed and shared funding, i.e., to separate accounts of affiliated and unaffiliated insurance companies funding variable products. The Fund currently offers shares only to insurance company separate accounts. In the future, the Fund may offer them to pension and retirement plans that qualify for special federal income tax treatment. The Fund and AIM have applied for regulatory relief to enable the Fund's shares to be sold to and held by one or more Fund of Funds (open-end management investment companies or series thereof that offer their shares exclusively to insurance companies, their separate accounts and/or qualified plans). The Fund plans to offer its shares to Fund of Funds following receipt of the requested regulatory relief. Due to differences in tax treatment and other considerations, the interests of variable product owners and plan participants investing in the Fund (whether directly or indirectly through Fund of Funds), may conflict.


     Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one insurance company separate account investing directly or indirectly in a Fund could cause variable products funded through another insurance company separate account to lose their tax-deferred status, unless remedial actions were taken. The Board of Trustees (the Board) of the Fund will monitor for the existence of any material conflicts and determine what action, if any, should be taken. A Fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account (or plan) withdrawing because of a conflict.

Excessive Short-Term Trading Activity Disclosures

     The Fund's investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the Fund's shares (i.e., purchases of Fund shares followed shortly thereafter by redemptions of such shares, or vice versa) may hurt the long-term performance of the Fund by requiring it to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of the Fund by causing it to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of Fund shares held by long-term investors may be diluted.

     The Board has adopted policies and procedures designed to discourage excessive short-term trading of Fund shares. The Fund may alter its policies and procedures at any time without giving prior notice to Fund shareholders, if the advisor believes the change would be in the best interests of long-term investors.

     Pursuant to the Fund's policies and procedures, AIM and its affiliates (collectively the AIM Affiliates) currently use the following tools designed to discourage excessive short-term trading in the Fund:

       (1)trade activity monitoring; and
       (2)the use of fair value pricing consistent with procedures approved by the Board.
     Each of these tools is described in more detail below.
     In addition, restrictions designed to discourage or curtail excessive short-term trading activity may be imposed by the insurance companies and/or their separate accounts that invest in the Fund on behalf of variable product owners. Variable product owners should refer to the applicable contract and related prospectus for more details.
     TRADE ACTIVITY MONITORING
     To detect excessive short-term trading activities, the AIM Affiliates will monitor, on a daily basis, selected aggregate purchase, or redemption trade orders placed by insurance companies and/or their separate accounts. The AIM Affiliates will seek to work with insurance companies to discourage variable product owners from engaging in abusive trading practices. However, the ability of the AIM Affiliates to monitor trades that are placed by variable product owners is severely if not completely limited due to the fact that the insurance companies trade with the Fund through omnibus accounts, and maintain the exclusive relationship with, and are responsible for maintaining the account records of, their variable product owners. There may also be legal and technological limitations on the ability of insurance companies to impose restrictions on the trading practices of their variable product owners. As a result, there can be no guarantee that the AIM Affiliates will be able to detect or deter market timing by variable product owners.

     If, as a result of this monitoring, the AIM Affiliates believe that a variable product owner has engaged in excessive short-term trading (regardless of whether or not the insurance company's own trading restrictions are exceeded), the AIM Affiliates will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the insurance company to take action to stop such activities, or (ii) refusing to process future purchases related to such activities in the insurance company's account with the Fund. AIM Affiliates will use reasonable efforts to apply the Fund's policies uniformly given the potential limitations described above.

     FAIR VALUE PRICING
     Securities owned by the Fund are to be valued at current market value if market quotations are readily available. All other securities and assets of the Fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of the Fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.
     See "Pricing of Shares -- Determination of Net Asset Value" for more information.
     RISKS
     There is the risk that the Funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive short-term trading. Although these policies and procedures, including the tools described above, are designed to discourage excessive short-term trading, they do not eliminate the possibility that excessive short-term trading activity in the Fund will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with the best interests of long-term investors. However, there can be no assurance that the AIM Affiliates will be able to gain access to any or all of the information necessary to detect or prevent excessive short-term trading by a variable product owner. While the AIM Affiliates and the Fund may seek to take actions with the assistance of the insurance companies that invest in the Fund, there is the risk that neither the AIM Affiliates nor the Fund will be successful in their efforts to minimize or eliminate such activity.
Pricing of Shares
     DETERMINATION OF NET ASSET VALUE
     The price of the Fund's shares is the Fund's net asset value per share.
     The Fund values portfolio securities for which market quotations are readily available at market value. The Fund values all other securities and assets for which market quotations are not readily available at their fair value in good faith using procedures approved by the Board of the Fund. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.
     Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the Fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Advisor determines that the closing price of the security is unreliable, the Advisor will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.
     Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual Funds to calculate their net asset values.
     The Advisor may use indications of fair value from pricing services approved by the Board. In other circumstances, the Advisor valuation committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, the Advisor routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board. Specific types of securities are valued as follows:
     Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, the Advisor will value the security at fair value in good faith using procedures approved by the Board.
     Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If an issuer specific event has occurred that the Advisor determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. The Advisor also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where the Advisor believes, at the approved degree of certainty, that the price is not reflective of current market value, the Advisor will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.
     Fund securities primarily traded on foreign markets may trade on days that are not business days of the Fund. Because the net asset value of Fund shares is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the Fund.
     Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service is unreliable, the Advisor the valuation committee may fair value the security using procedures approved by the Board.
     Short-term Securities: The Fund's short-term investments are valued at amortized cost when the security has 60 days or less to maturity.
     Futures and Options: Futures and options are valued on the basis of market quotations, if available.
     Open-end Funds: To the extent the Fund invests in other open-end Funds, the investing Fund will calculate its net asset value using the net asset value of the underlying Fund in which it invests.
     The Fund discloses portfolio holdings at different times and with different lag times to insurance companies issuing variable products that invest in the Fund, and in annual, semi-annual and quarterly shareholder reports. Refer to such reports to determine the types of securities in which a Fund has invested. You may also refer to the Statement of Additional Information to determine what types of securities in which the Fund may invest. You may obtain copies of these reports or of the Statement of Additional Information from the insurance company that issued your variable product, or from the advisor as described on the back cover of this prospectus.
     The Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or earlier NYSE closing time that day.
[GRAPHTIaCx]es
     The amount, timing and character of distributions to the separate account may be affected by special tax rules applicable to certain investments purchased by the Fund. Variable product owners should refer to the prospectus for their variable products for information regarding the tax consequences of owning such variable products and should consult their tax advisors before investing.
[GRAPHDIiCv]idends And Distributions
     DIVIDENDS
     The Fund generally declares and pays dividends, if any, annually to separate accounts of insurance companies issuing the variable products.
     The Fund expects that its distributions will consist primarily of capital gains.
     CAPITAL GAINS DISTRIBUTIONS
     The Fund generally distributes long-term and short-term capital gains, if any, annually to separate accounts of insurance companies issuing the variable products.
     At the election of insurance companies issuing the variable products dividends and distributions are automatically reinvested at net asset value in shares of the Fund.
Voting Rights
     Since the shares of the Fund are owned by your insurance company and not by you directly, you will not vote shares of the Fund. Your insurance company will vote the shares that it holds as required by state and federal law. Your contract prospectus contains more information on your rights to instruct your insurance company how to vote Fund shares held in connection with your contract.
Share Classes
     The Fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan". This prospectus relates to the Series I shares.

Payments to Insurance Companies

     ADI, the distributor of the Fund, or one or more of its corporate affiliates, may make cash revenue sharing payments to the insurance company that issued your variable product or its affiliates in connection with promotion of the Fund and certain other marketing support services. ADI makes these payments from its own resources.


     ADI makes revenue sharing payments as incentives to certain insurance companies to promote the sale and retention of shares of the Fund. The benefits ADI receives when it makes these payments may include, among other things, adding the Fund to the list of underlying investment options in the insurance companies' variable products, and access (in some cases on a preferential basis over other competitors) to individual members of the insurance companies' sales force or to the insurance companies' management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the insurance company for including the Fund in its variable products (on its "sales shelf"). ADI compensates insurance companies differently depending typically on the level and/or type of considerations provided by the insurance company. The revenue sharing payments ADI makes may be calculated on sales of shares of the Fund (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold to the insurance company during the particular period. Such payments also may be calculated on the average daily net assets of the Fund attributable to that particular insurance company (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make sales of shares of the Fund and Asset-Based Payments primarily create incentives to retain assets of the Fund in insurance company separate accounts.


     ADI is motivated to make the payments described above in order to promote the sale of Fund shares and the retention of those investments by clients of insurance companies. To the extent insurance companies sell more shares of the Fund or retain shares of the Fund in their variable product owners' accounts, ADI benefits from the incremental management and other fees paid to ADI by the Fund with respect to those assets.


     In addition to the payments listed above, the Advisor may also reimburse insurance companies for certain administrative services provided to variable product owners. Under a Master Administrative Services Agreement, between the Fund and the Advisor, the Advisor is entitled to receive from the Fund reimbursement of its costs or such reasonable compensation as may be approved by the Board of the Fund. Under this arrangement, the Advisor provides, or assures that insurance companies issuing variable products will provide, certain variable product owner-related services. These services, include, but are not limited to, facilitation of variable product owners' purchase and redemption requests; distribution to existing variable product owners of copies of Fund prospectuses, proxy materials, periodic Fund reports, and other materials; maintenance of variable product owners' records; and fund services and communications. Currently, these administrative service payments made by the Fund to the Advisor are subject to an annual limit of 0.25% of the average net assets invested in the Fund by each insurance company. Any amounts paid by the Advisor to an insurance company in excess of 0.25% of the average net assets invested in the Fund are paid by the Advisor out of its own financial resources, and not out of the Fund's assets.

     You can find further details in the Statement of Additional Information about these payments and the services provided by insurance companies. In certain cases these payments could be significant to the insurance company. Your insurance company may charge you additional fees or commissions, on your variable product other than those disclosed in this prospectus. You can ask your insurance company about any payments it receives from AIM, ADI, or the Fund, as well as about fees and/or commissions it charges.

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Fund's Series I shares. Certain information reflects the financial results for a single Series I Fund share. The total returns in the table represent the annual percentages that an investor would have earned (or lost) on an investment in a share of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent registered public accountants, whose report, along with the financial statements, is included in the Fund's Annual Report. This Report is available without charge by contacting ADI at the address or telephone number on the back cover of this Prospectus.


                                                                                        Year ended December 31,
                                                                   --------------------------------------------------------
                                                                        2004          2003         2002           2001
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $  17.57        $  13.75   $  18.20       $  20.89
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.03)          (0.03)     (0.00)/(a)/    (0.01)/(a)/
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)      1.36            3.85      (4.45)         (2.62)
----------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                   1.33            3.82      (4.45)         (2.63)
----------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                   --              --         --          (0.06)
----------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                                  --              --         --             --
----------------------------------------------------------------------------------------------------------------------------
    Total distributions                                                  --              --         --          (0.06)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  18.90        $  17.57   $  13.75       $  18.20
----------------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                      7.57%          27.78%    (24.45)%       (12.59)%
----------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $354,889        $340,711   $232,681       $343,304
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                1.11%/(c)/      1.07%      1.07%          1.06%
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets           (0.17)%/(c)/    (0.20)%    (0.43)%        (0.38)%
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                 175%            114%       130%            88%
----------------------------------------------------------------------------------------------------------------------------


                                                                   ---------
                                                                     2000
----------------------------------------------------------------------------
Net asset value, beginning of period                               $  16.02
----------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                         0.05
----------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)      4.84
----------------------------------------------------------------------------
    Total from investment operations                                   4.89
----------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                (0.00)
----------------------------------------------------------------------------
  Distributions from net realized gains                               (0.02)
----------------------------------------------------------------------------
    Total distributions                                               (0.02)
----------------------------------------------------------------------------
Net asset value, end of period                                     $  20.89
----------------------------------------------------------------------------
Total return/(b)/                                                     30.54%
----------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $353,398
----------------------------------------------------------------------------
Ratio of expenses to average net assets                                1.07%
----------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets            0.68%
----------------------------------------------------------------------------
Portfolio turnover rate                                                 145%
----------------------------------------------------------------------------


/(a)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.07) and $(0.07) for the years ended December 31, 2002 and 2001, respectively.


/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.


/(c)/Ratios are based on average daily net assets of $365,328,751.

                       Obtaining Additional Information
--------------------------------------------------------------------------------
More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the Fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the Fund's investments. The Fund's annual report also discusses the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. Beginning with the fiscal periods ending after July 9, 2004, the Fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.
If you wish to obtain free copies of the Fund's current SAI or annual or semiannual reports, please contact the insurance company that issued your variable products, or you may contact us by mail at A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173 or

                          By Telephone: (800) 410-4246

Because you cannot purchase shares of the Fund directly, these documents have not been made available on our website.
The Fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable products that invest in the Fund.
You can also review and obtain copies of the Fund's SAI, financial reports, the Fund's Form N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Room, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.
  AIM V.I. Health Sciences Fund Series I

  Effective July 1, 2005, AIM V.I. Global


  Health Care Fund Series I

  SEC 1940 Act file number: 811-7452

                     [LOGO] Your goals
                      Our solutions/R/
                                   AIM
AIMinvestments.com      Investments/R/

PROSPECTUS | April 29, 2005

AIM V.I. HEALTH SCIENCES FUND*

SERIES II SHARES

A mutual fund sold exclusively to insurance company separate accounts funding variable annuity contracts and variable life insurance policies.


This prospectus contains important information about the Series II class shares (Series II shares) of the Fund. Please read it before investing and keep it for future reference.


*The Board of Trustees of AIM Variable Insurance Funds, on behalf of AIM V.I. Health Sciences Fund has approved changing the fund's name to "AIM V.I. Global Health Care Fund", effective July 1, 2005.


TABLE OF CONTENTS
Investment Goals, Strategies, And Risks.......... 2
Disclosure Of Portfolio Holdings................. 4
Fund Performance................................. 4
Fee Table, Expense Example, And Hypothetical
  Investment And Expense Information............. 5
Investment Risks................................. 6
Principal Risks Associated With The Fund......... 6
Temporary Defensive Positions.................... 7
Fund Management.................................. 8
Portfolio Managers............................... 9
Purchase And Redemption Of Shares................ 9
Excessive Short-Term Trading Activity Disclosures 10
Pricing Of Shares................................ 11
Taxes............................................ 12
Dividends And Distributions...................... 12
Voting Rights.................................... 12
Share Classes.................................... 12
Distribution Plan................................ 13
Payments To Insurance Companies.................. 13
Financial Highlights............................. 14

The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions, are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.
No dealer, salesperson, or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus, and you should not rely on such other information or representations.
The Securities and Exchange Commission has not approved or disapproved the shares of these Funds. Likewise, the Commission has not determined if this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a federal crime.
  AIM VARIABLE INSURANCE FUNDS
  [LOGO] Your goals
  Our solutions/R/
  AIM
  Investments/R/

     A I M Advisors, Inc. (AIM or Advisor) is the investment advisor for the Fund. Prior to April 30, 2004, the Fund was a series portfolio of INVESCO Variable Investment Funds, Inc., a Maryland corporation (the Company). On April 30, 2004, the Fund became a series portfolio of AIM Variable Insurance Funds, a Delaware statutory trust. Prior to April 30, 2004, INVESCO Funds Group, Inc. (INVESCO) served as the investment advisor for the series portfolio of the Company.

     Shares of the Fund are used as investment vehicles for variable annuity contracts and variable life insurance policies (variable products) issued by certain insurance companies. You cannot purchase shares of the Fund directly. As an owner of a variable product (variable product owner) that offers the Fund as an investment option, however, you may allocate your variable product values to a separate account of the insurance company that invests in shares of the Fund.
     Your variable product is offered through its own prospectus, which contains information about your variable product, including how to purchase the variable product and how to allocate variable product values to the Fund.
THIS PROSPECTUS WILL TELL YOU MORE ABOUT:
[GRAPHIInCv]estment Goals & Strategies
[GRAPHPIoCt]ential Investment Risks
[GRAPHPIaCs]t Performance
        ---------------------------------------------------------------
[GRAPHIC]
     [GRAPHIC]
          Investment Goals, Strategies, And Risks

FOR MORE DETAILS ABOUT  The Fund seeks capital growth. It is actively
THE FUND'S MARKET       managed. The Fund invests primarily in equity
OUTLOOK, PLEASE SEE THE securities that the Advisor believes will rise in
MOST RECENT ANNUAL OR   price faster than other securities, as well as in
SEMIANNUAL REPORT.      options and other invest-ments whose values are
                        based upon the values of equity securities.
                        The Fund normally invests at least 80% of its net assets in the equity securities and equity-related instru-ments of companies that develop, produce, or distribute products or services related to health care. These companies include, but are not limited to, medical equipment or supplies, pharmaceuticals, bio-technology, and health care providers and services companies. At any given time, 20% of the Fund's assets is not required to be invested in the sector. To determine whether a potential investment is truly doing business in the health sciences sector, a company must meet at least one of the following tests:
    . At least 50% of its gross income or its net sales must come from activities in the health sciences sector;
    . At least 50% of its assets must be devoted to producing revenues from the health sciences sector; or
    . Based on other available information, we determine that its primary business is within the health sciences sector.
     The Fund may invest up to 25% of its assets in securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation.
     The Advisor uses a research-oriented "bottom up" investment approach to create the Fund's investment portfolio, focusing on company fundamentals and growth prospects when selecting securities. In general, the Fund emphasizes companies that the Advisor believes are strongly managed and will generate above-average long-term capital appreciation.
     We focus on the leading players in fast-growing therapeutic areas or companies on the verge of exciting medical breakthroughs. Leading players in the health care industry include companies with strong, commercially successful products as well as promising product pipelines. This strategy may lead us to invest in both well-established health care firms and faster-growing, more dynamic entities. Well-established health care companies typically provide liquidity and earnings visibility for the portfolio and represent core holdings in the Fund. The Fund also may invest in high growth, earlier stage companies whose future profitability could be dependent upon increasing market shares from one or a few key products. Some companies often have limited operating histories and their potential profitability may be dependent on regulatory approval of their products, which increases the volatility of these companies' securities prices and could have an adverse impact upon the companies' future growth and profitability. Changes in government regulation could also have an adverse impact upon the companies' future growth and profitability. Continuing technological advances may mean rapid obsolescence of products and services.
     Growth investing may be more volatile than other investment styles because growth stocks are more sensitive to investor perceptions of an issuing company's growth potential. Growth-oriented funds typically will underperform value-oriented funds when investor sentiment favors the value investing style.

     As a sector fund, the portfolio is concentrated in a comparatively narrow segment of the economy. This means the Fund's investment concentration in a sector is higher than most mutual funds and the broad securities markets. Consequently, the Fund tends to be more volatile than other mutual funds, and the value of its portfolio investments and consequently the value of an investment in the Fund tend to go up and down more rapidly.

     The Fund is subject to other principal risks such as potential conflicts, market, foreign securities, liquidity, counterparty, lack of timely information, and portfolio turnover risks. These risks are described and discussed later in the Prospectus under the headings "Investment Risks" and "Principal Risks Associated With The Fund." An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. As with any mutual fund, there is always a risk that an investment in the Fund may lose money.

     The Board of Trustees of AIM Variable Insurance Funds on behalf, of AIM V.I. Health Sciences Fund has approved changing the Fund's Strategies and Risks, effective July 1, 2005, as follows:
     The Fund seeks to meet its objective by investing, normally, at least 80% of its assets in securities of health care industry companies. In complying with this 80% investment requirement, the Fund will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Fund's direct investments, and may include warrants, futures, options, exchange-traded Funds and American Depositary Receipts. The Fund considers a health care industry company to be one that (1) derives at
    . least 50% of its revenues or earnings from health care activities; or . devotes at least 50% of its assets to such activities, based on its most recent fiscal year. Such companies include those that design, manufacture, or sell products or services used for or in connection with health care of medicine (such as pharmaceutical companies, biotechnology research firms, companies that sell medical products, and companies that own or operate health care facilities). The Fund may invest in debt securities issued by health care industry companies, or in equity and debt securities of other companies the portfolio managers believe will benefit from developments in the health care industry.
     The Fund will normally invest in the securities of companies located in at least three different countries, including the United States, and may invest a significant portion of its assets in the securities of U.S. issuers. However, the Fund will invest no more than 50% of its total assets in the securities of issuers in any one country, other than the U.S. The Fund may invest up to 20% of its total assets in companies located in developing countries, i.e., those countries that are in the initial stages of their industrial cycles. The Fund may also invest up to 5% of its total assets in lower-quality debt securities, i.e., "junk bonds." For cash management purposes, the Fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market Funds. Any percentage limitations with respect to assets of the Fund are applied at the time of purchase.
     The portfolio managers allocate the Fund's assets among securities of countries and in currency denominations that are expected to provide the best opportunities for meeting the Fund's investment objective. In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: above-average per share earnings growth; high return on invested capital;
     a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

     There is a risk that you could lose all or a portion of your investment in the Fund. The value of your investment in the Fund will go up and down with the prices of the securities in which the Fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity.


     Growth investing may be more volatile than other investment styles because growth stocks are more sensitive to investor perceptions of an issuing company's growth potential. Growth-oriented funds typically will underperform value-oriented Funds when investor sentiment favors the value investing style.


     As a sector Fund, the portfolio is concentrated in a comparatively narrow segment of the economy. This means the Fund's investment concentration in a sector is higher than most mutual funds and the broad securities markets. Consequently, the Fund tends to be more volatile than other mutual funds, and the value of its portfolio investments and consequently the value of an investment in the Fund tend to go up and down more rapidly. The value of the fund's shares is particularly vulnerable to factors affecting the health care industry, such as substantial government regulation. Government regulation may impact the demand for products and services offered by health care companies. Also, the products and services offered by health care companies may be subject to rapid obsolescence caused by scientific advances and technological innovations. Because the fund focuses its investments in the health care industry, the value of your fund shares may rise and fall more than the value of shares of a fund that invests more broadly. The Fund is subject to other principal risks such as potential conflicts, market, foreign securities, liquidity, counterparty, lack of timely information, and portfolio turnover risks. These risks are described and discussed later in the Prospectus under the headings "Investment Risks" and "Principal Risks Associated With The Fund."

     In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the Fund may not achieve its investment objective.

     An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. As with any mutual fund, there is always a risk that an investment in the Fund may lose money.

     Disclosure Of Portfolio Holdings
     A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Fund's Statement of Additional Information.
[GRAPHIC]
     Fund Performance
     The bar chart and table below show the Fund's performance (commonly known as its "total return") for the periods ended December 31. Remember, past performance does not indicate how the Fund will perform in the future.
     The Fund's average annual total returns shown below are net of its expenses, but do not reflect the additional fees and expenses assessed in connection with your variable contract. If those product fees and expenses were included, the returns would be less than those shown.
     Performance shown for periods prior to the inception date of the Series II shares reflects the Series I shares performance, adjusted to reflect the impact that the Rule 12b-1 plan of Series II shares would have had if the Series II shares had then existed. Series I shares are not offered by this prospectus. The Series I and Series II shares invest in the same portfolio of securities and will have substantially similar performance, except to the extent that the expenses borne by each shares class differ. Series II shares have higher expenses (and therefore lower performance) resulting from its Rule 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Fund.)
     The following performance table compares the Fund's performance to those of an unmanaged broad-based securities market index, style-specific index and peer-group index. The Fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the Fund may deviate significantly from the performance of the indices shown below.

AIM V.I. HEALTH SCIENCES FUND* (SERIES II)
         ANNUAL TOTAL RETURN/1,2/
--------------------------------------------------------------------------
                                    [CHART]
   '98        '99        '00        '01        '02        '03        '04
  ------     -----       -----     ------    -------     ------     ------
  42.50%     4.60%      30.22%    -12.80%    -24.64%     27.46%      7.25%
--------------------------------------------------------------------------
Best Calendar Qtr. 12/98 15.72%
Worst Calendar Qtr. 3/01 (21.49%)


--------------------------------------------------------------------
                                      AVERAGE ANNUAL TOTAL RETURN
                                      FOR THE PERIODS ENDED 12/31/04
                                      ------------------------------
                                                           SINCE
                                      1 YEAR   5 YEARS   INCEPTION
--------------------------------------------------------------------
AIM V.I. Health Sciences Fund*
 (Series II)/1/                        7.25%    3.19%     8.96%/2/
S&P 500 Index/3,4/                    10.87%   (2.30%)    6.40%/2/
Goldman Sachs Healthcare Index/4,5/    6.26%    3.73%     9.86%/2/
Lipper Health/Biotech Fund Index/4,6/ 11.74%    6.72%    10.73%/2/
--------------------------------------------------------------------


     * Effective July 1, 2005, the name of the Fund will be changed to AIM V.I. Global Health Care Fund.


   /1/ For periods prior to April 30, 2004, performance shown relates to a predecessor fund advised by INVESCO. The returns shown for these periods are the blended returns of the historical performance of the Fund's Series II shares since their inception and the restated historical performance of the predecessor Fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date of the Fund's Series II shares is April 30, 2004. Total return figures include reinvested dividends and capital gain distributions and the effect of the Fund's expenses.

   /2/ Series I shares of the Fund commenced investment operations on May 21,
       1997. Index comparisons begin on May 31, 1997.
   /3/ The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance. The Fund has also included the Goldman Sachs Healthcare Index, which the Fund believes more closely reflects the performance of the securities in which the Fund invests. In addition, the Lipper Health/Biotech Fund Index (which may or may not include the Fund) is included for comparison to a peer group.

   /4/ The indices may not reflect payment of fees, expenses or taxes.

   /5/ The Goldman Sachs Healthcare Index is a modified capitalization-weighted index designed as a benchmark for U.S. traded securities in the Healthcare sector. The Index includes companies in the following categories: providers of healthcare related services, researchers, manufacturers, and distributors of pharmaceuticals, drugs and related sciences, and medical supplies, instruments and products. The Index return is price only and does not reflect the reinvestment of dividends.

   /6/ The Lipper Health/Biotech Fund Index is an equally weighted representation of the 30 largest funds within the Lipper Health/Biotech category. These funds invest at least 65% of their portfolios in equity securities of companies engaged in healthcare, medicine, and biotechnology.

Fee Table, Expense Example, And Hypothetical Investment And Expense Information

     The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable contract owner buys, holds, or redeems interest in an insurance company separate account that invests in the Series II shares of the Fund but does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.
     SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                     Series II shares
Maximum Sales Charge (Load)                N/A
Maximum Deferred Sales Charge (Load)       N/A

     ---

     "N/A" in the above table means "not applicable."

     ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)/1/

                                     Series II shares
Management Fees                            0.75%
Rule (12b-1) Fees                          0.25%
Other Expenses                             0.36%
Total Annual Fund Operating Expenses       1.36%
Fee Waiver/2,3/                            0.01%
Net Annual Fund Operating Expenses         1.35%




   /1/ Except as otherwise noted, figures shown in the table are for the year ended December 31, 2004 and are expressed as a percentage of the Fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.




   /2/ The Fund's advisor and/or distributor have contractually agreed to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series II shares of 1.45% of average daily nets assets for each series portfolio of AIM Variable Insurance Funds. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales;
        (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and
        (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The expense limitation agreement is in effect through April 30, 2006.




   /3/ Effective January 1, 2005 through June 30, 2006, the advisor has contractually agreed to waive a portion of its advisory fees. The Fee Waiver reflects this agreement. (See "Fund Management-Investment Advisor").

     EXPENSE EXAMPLE

     The Example is intended to help you compare the cost of investing in the Fund's Series II shares to the cost of investing in other mutual funds. The Example also does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.




     The Example assumes that you invest $10,000 in the Fund's Series II shares for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same and includes the effect of any contractual fee waivers and/or expense reimbursements. To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


                                                 1 year 3 years 5 years 10 years
                                                 ------ ------- ------- --------
  Series II shares
    AIM V.I. Health Sciences Fund                 $137   $430    $744    $1,634
    (effective July 1, 2005, AIM V.I. Global
    Health Care Fund)

     HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION




     The following supplemental hypothetical investment information provides additional information in a different format from the preceding Fee Table about the effect of a fund's expenses, including investment advisory fees and other Fund costs, on the Fund's return over a 10-year period. Because a fund's annual return when quoted is already reduced by the fund's fees and expenses for that year, this hypothetical expense information is intended to help you understand the annual and cumulative impact of a fund's fees and expenses on your investment. Assuming a hypothetical investment of $10,000 in the Fund and a 5% return before expenses each year, the chart shows the cumulative return before expenses, the cumulative return after expenses, the ending balance and the estimated annual expenses for each year one through ten. The chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The annual expense ratio, which is the same as stated in the Fee Table above, is reflected in the chart and is net of any contractual fee waiver or expense reimbursement. There is no assurance that the current annual expense ratio will be the expense ratio for the Fund. To the extent that the advisor makes any waivers or reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account any fees and expenses assessed in connection with your variable product; if they did, the expenses shown would be higher, while the ending balance shown would be lower. You should understand that this is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.


Series II--Annual Expense
Ratio 1.35%                 Year 1     Year 2     Year 3     Year 4     Year 5     Year 6     Year 7     Year 8     Year 9
-----------------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
 Expenses                      5.00%     10.25%     15.76%     21.55%     27.63%     34.01%     40.71%     47.75%     55.13%
Cumulative Return After
 Expenses                      3.65%      7.43%     11.35%     15.42%     19.63%     24.00%     28.52%     33.22%     38.08%
End of Year Balance       $10,365.00 $10,743.32 $11,135.45 $11,541.90 $11,963.18 $12,399.83 $12,852.43 $13,321.54 $13,807.78
Estimated Annual
 Expenses                 $   137.46 $   142.48 $   147.68 $   153.07 $   158.66 $   164.45 $   170.45 $   176.67 $   183.12
-----------------------------------------------------------------------------------------------------------------------------


Series II--Annual Expense
Ratio 1.35%                Year 10
------------------------------------
Cumulative Return Before
 Expenses                     62.89%
Cumulative Return After
 Expenses                     43.12%
End of Year Balance       $14,311.76
Estimated Annual
 Expenses                 $   189.81
------------------------------------



[GRAPHIInCv]estment Risks
BEFORE ALLOCATING      You should determine the level of risk with which
VARIABLE CONTRACT      you are comfortable before you allocate contract
VALUES TO THE FUND,    values to the Fund. The principal risks of any
YOU SHOULD DETERMINE   mutual fund, including the Fund, are:
THE LEVEL OF RISK WITH
WHICH YOU ARE COM-     Not Insured. Mutual funds are not insured by the
FORTABLE. TAKE INTO    FDIC or any other government agency, unlike bank
ACCOUNT FACTORS LIKE   deposits such as CDs or savings accounts.
YOUR AGE, CAREER, IN-
COME LEVEL, AND        No Guarantee. No mutual fund can guarantee that
TIME HORIZON.          it will meet its investment objectives.
                       Possible Loss Of Investment. A mutual fund cannot
                       guarantee its performance, nor assure you that
                       the market value of your investment will
                       increase. You may lose the money you invest, and
                       the Fund will not reimburse you for any of these
                       losses.
                       Volatility. The price of Fund shares will
                       increase or decrease with changes in the value of
                       the Fund's underlying investments and changes in
                       the equity markets as a whole.
[GRAPHIC]   Principal Risks Associated With The Fund

     You should consider the special risk factors discussed below associated with the Fund's policies in determining the appropriateness of allocating your variable product values to the Fund. See the Statement of Additional Information for a discussion of additional risk factors.

     MARKET RISK
     Equity stock prices vary and may fall, thus reducing the value of the Fund's investments. Certain stocks selected for the Fund's portfolio may decline in value more than the overall stock market. In general, the securities of small companies are more volatile than those of mid-size companies or large companies.
     FOREIGN SECURITIES RISKS
     Investments in foreign and emerging markets carry special risks, including currency, political, regulatory, and diplomatic risks.
       Currency Risk. A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of the Fund's investment in a security valued in the foreign currency, or based on that currency value. Political Risk. Political actions, events, or instability may result in unfavorable changes in the value of a security.

       Regulatory Risk. Government regulations may affect the value of a security. In foreign countries, securities markets that are less regulated than those in the U.S. may permit trading practices that are not allowed in the U.S.
       Diplomatic Risk. A change in diplomatic relations between the U.S. and a foreign country could affect the value or liquidity of investments.
     LIQUIDITY RISK
     The Fund's portfolio is liquid if the Fund is able to sell the securities it owns at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Investments in smaller companies or in foreign companies or companies in emerging markets are subject to a variety of risks, including potential lack of liquidity.
     DERIVATIVES RISK
     A derivative is a financial instrument whose value is "derived," in some manner, from the price of another security, index, asset, or rate. Derivatives include options contracts, among a wide range of other instruments. The principal risk of investments in derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Some derivatives are more sensitive to interest rate changes and market price fluctuations than others. Also, derivatives are subject to counterparty risk, described below.
     Options are a common type of derivative that a Fund may occasionally use to hedge its investments. An option is the right to buy and sell a security or other instrument, index, or commodity at a specific price on or before a specific date. The use of options may increase the performance of the Fund, but also may increase market risk. Other types of derivatives include futures, swaps, caps, floors, and collars.
     COUNTERPARTY RISK
     This is a risk associated primarily with repurchase agreements and some derivatives transactions. It is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the Fund.
     LACK OF TIMELY INFORMATION RISK
     Timely information about a security or its issuer may be unavailable, incomplete, or inaccurate. This risk is more common to securities issued by foreign companies and companies in emerging markets than it is to the securities of U.S.-based companies.
     PORTFOLIO TURNOVER RISK
     The Fund's investments may be bought and sold relatively frequently. A high turnover rate may affect the Fund's performance because it results in higher brokerage commissions.
        ---------------------------------------------------------------
     Although the Fund generally invests in equity securities of companies that develop, produce, or distribute products or services related to health care, the Fund also may invest in other types of securities and other financial instruments indicated in the chart below. Although these investments typically are not part of the Fund's principal investment strategy, they may constitute a significant portion of the Fund's portfolio, thereby possibly exposing the Fund and its investors to the following additional risks.

INVESTMENT                                                                              RISKS
--------------------------------------------------------------------------------------------------------------------------
American Depositary Receipts (ADRs)
These are securities issued by U.S. banks that represent shares of foreign corporations Market, Information, Political,
held by those banks. Although traded in U.S. securities markets and valued in U.S.      Regulatory, Diplomatic, Liquidity,
dollars, ADRs carry most of the risks of investing directly in foreign securities.      and Currency Risks
--------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements
A contract under which the seller of a security agrees to buy it back at an agreed-upon Counterparty Risk price and time in the future.
--------------------------------------------------------------------------------------------------------------------------

[GRAPHIC]   Temporary Defensive Positions
     When securities markets or economic conditions are unfavorable or unsettled, the Advisor might try to protect the assets of the Fund by investing in securities that are highly liquid, such as high-quality money market instruments like short-term U.S. government obligations, commercial paper, or repurchase agreements, even though that is not the normal investment strategy of the Fund. The Advisor has the right to invest up to 100% of the Fund's assets in these securities, although we are unlikely to do so. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, they also have their own risks. Investments that are highly liquid or comparatively safe tend to offer lower returns. Therefore, the Fund's performance could be comparatively lower if it concentrates in defensive holdings.

     Fund Management
                               INVESTMENT ADVISOR

AIM AND ADI ARE SUBSIDIARIES OF     AIM is the investment advisor for the Fund and is
AMVESCAP PLC, AN INTERNATIONAL IN-  responsible for its day-to-day manage-ment. AIM
VESTMENT MANAGEMENT COMPANY THAT    is located at 11 Greenway Plaza, Suite 100,
MANAGES MORE THAN $382 BILLION IN   Houston, Texas 77046-1173. The Advisor supervises
ASSETS WORLDWIDE. AMVESCAP IS BASED all aspects of the Fund's operations and provides
IN LONDON, WITH MONEY MANAGERS      investment advisory services to the Fund,
LOCATED IN EUROPE, NORTH AND        including obtaining and evaluating economic,
SOUTH AMERICA, AND THE FAR EAST.    statistical and financial information to
                                    formulate and implement investment programs for
                                    the Fund. AIM has acted as an investment advisor
                                    since its organization in 1976. Today, AIM,
                                    together with its sub-sidiaries, advises or
                                    manages over 200 investment portfolios,
                                    encompassing a broad range of investment
                                    objectives.
                                    A I M Distributors, Inc. (ADI) is the Fund's
                                    distributor and is responsible for the sale of
                                    the Fund's shares. AIM and ADI are subsidiaries
                                    of AMVESCAP PLC.
                                    Prior to April 30, 2004, INVESCO served as the
                                    investment advisor for the Fund. During the
                                    fiscal year ended December 31, 2004, AIM or
                                    INVESCO received compensation of 0.75% of average
                                    daily net assets. The annual management fee
                                    payable to the investment advisor pursuant to the
                                    investment advisory agreement was 0.75% of
                                    average daily net assets, based on net asset
                                    levels. AIM has contractually agreed to advisory
                                    fee waivers for the period January 1, 2005 to
                                    June 30, 2006. The advisor will waive advisory
                                    fees to the extent necessary so that the advisory
                                    fee payable does not exceed the advisory fee
                                    rates after January 1, 2005. Following are the
                                    advisory fee rates before and
                                    after January 1, 2005.

     ----------------------------------------------------------------------
     ADVISORY FEE RATES BEFORE               ADVISORY FEE RATES AFTER
     JANUARY 1, 2005 WAIVER                   JANUARY 1, 2005 WAIVER
     ----------------------------------------------------------------------
     0.75% of average daily net assets      0.75% of the first $250 million
                                             0.74% of the next $250 million
                                             0.73% of the next $500 million
                                             0.72% of the next $1.5 billion
                                             0.71% of the next $2.5 billion
                                             0.70% of the next $2.5 billion
                                             0.69% of the next $2.5 billion
                                       0.68% of the excess over $10 billion

     On October 8, 2004, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM Funds) and AIM reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission (SEC), the New York Attorney General (NYAG) and the Colorado Attorney General (COAG), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. (ADI) (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

     Under the settlements, $325 million will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and $50 million will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity. These settlement Funds will be distributed in accordance with a methodology to be determined by an independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. In addition, as required by the settlements, AIM is undertaking certain governance and compliance reforms and reviewing its policies and procedures.


     At the request of the trustees of the AIM Funds, AMVESCAP PLC (AMVESCAP), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by such Funds related to market timing matters.

     The independent trustees of the AIM Funds have been assisted by their own independent counsel and financial expert in their own investigation of market timing activity in the AIM Funds. A special committee, consisting of four independent trustees, was formed to oversee this investigation. None of the costs of this investigation will be borne by the AIM Funds or by Fund shareholders.

     IFG, AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
     Section 529 college savings plans and procedures for locating lost securityholders. Additional regulatory inquiries related to these or other issues may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

     A number of private civil lawsuits related to market timing, late trading and related issues have been filed against (depending on the lawsuit) certain of the AIM Funds, IFG, AIM, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties. All such lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland for consolidated or coordinated pre-trial proceedings. Other private civil lawsuits have been filed against (depending on the lawsuit) IFG, AIM, ADI, certain related entities, certain of their current and former officers and/or certain of the AIM Funds and their trustees alleging the improper use of fair value pricing, excessive advisory and/or distribution fees, improper charging of distribution fees on limited offering Funds or share classes and improper mutual fund sales practices and directed-brokerage arrangements and participation in class action settlements.


     Additional civil lawsuits related to the above or other issues may be filed by private litigants or by regulators against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

     You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the Fund's Statement of Additional Information and on AIM's Internet website under the heading "Settled Enforcement Actions and Investigations Related to Market Timing, Regulatory Inquiries and Pending Litigation" (http://www.aiminvestments.com/regulatory).
     As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.
Portfolio Managers
     The following individuals are jointly and primarily responsible for the day-to-day management of the Fund's portfolio:
     Michael Yellen (lead manager), Senior Portfolio Manager, who has been responsible for the Fund since 2004 and has been associated with the Advisor and/or its affiliates since 1994. As the lead manager, Mr. Yellen generally has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Mr. Yellen may perform these functions, and the nature of these functions, may change from time to time.

     Kirk L. Anderson, Portfolio Manager, who has been responsible for the Fund since 2004 and has been associated with the Advisor and/or its affiliates since 1994.


     Sunaina A. Murthy, Senior Analyst, who has been responsible for the fund since 2005 and has been associated with the Advisor and/or its affiliates since 2001 (except for July, 2004 to October, 2004 when she served as a senior analyst for Caxton Associates). From 1999 to 2001, she was an analyst for Burrill & Company.


     Derek M. Taner, Portfolio Manager, who has been responsible for the fund since 2005 and has been associated with the Advisor and/or its affiliates since 2005. From 2000 to 2005, he was a portfolio manager and analyst for Franklin Advisers, Inc.


     Bryan A. Unterhalter, Portfolio Manager, who has been responsible for the Fund since 2004 and has been associated with the Advisor and/or its affiliates since 1997.


     More information on these portfolio managers may be found on the Advisor's website (http://www.aiminvestments.com). The website is not a part of this prospectus.

     The Fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the Fund, a description of their compensation structure, and information regarding other accounts they manage.
Purchase And Redemption Of Shares
     The Fund ordinarily effects orders to purchase and redeem shares at the Fund's next computed net asset value after it receives an order. Insurance companies participating in the Fund serve as the Fund's designee for receiving orders of separate accounts that invest in the Fund. The Fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the NYSE restricts or suspends trading.

     Although the Fund generally intends to pay redemption proceeds solely in cash, the Fund reserves the right to determine, in its sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).


     Shares of the Fund are offered in connection with mixed and shared funding, i.e., to separate accounts of affiliated and unaffiliated insurance companies funding variable products. The Fund currently offers shares only to insurance company separate accounts. In the future, the fund may offer them to pension and retirement plans that qualify for special federal income tax treatment. The Fund and AIM have applied for regulatory relief to enable the Fund's shares to be sold to and held by one or more Fund of Funds (open-end management investment companies or series thereof that offer their shares exclusively to insurance companies, their separate accounts and/or qualified plans). The Fund plans to offer its shares to Fund of Funds following receipt of the requested regulatory relief. Due to differences in tax treatment and other considerations, the interests of Fund shareholders, including variable product owners and plan participants investing in the Fund (whether directly or indirectly through Fund of Funds), may conflict.


     Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one insurance company separate account investing directly or indirectly in a Fund could cause variable products funded through another insurance company separate account to lose their tax-deferred status, unless remedial actions were taken. The Board of Trustees (the Board) of the Fund will monitor for the existence of any material conflicts and determine what action, if any, should be taken. A Fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account (or plan) withdrawing because of a conflict.

Excessive Short-Term Trading Activity Disclosures

     The Fund's investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the Fund's shares (i.e., purchases of Fund shares followed shortly thereafter by redemptions of such shares, or vice versa) may hurt the long-term performance of the Fund by requiring it to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of the Fund by causing it to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of Fund shares held by long-term investors may be diluted.

     The Board has adopted policies and procedures designed to discourage excessive short-term trading of Fund shares. The Fund may alter its policies and procedures at any time without giving prior notice to Fund shareholders, if the advisor believes the change would be in the best interests of long-term investors.

     Pursuant to the Fund's policies and procedures, AIM and its affiliates (collectively the AIM Affiliates) currently use the following tools designed to discourage excessive short-term trading in the Fund:

       (1)trade activity monitoring; and
       (2)the use of fair value pricing consistent with procedures approved by the Board.
     Each of these tools is described in more detail below.
     In addition, restrictions designed to discourage or curtail excessive short-term trading activity may be imposed by the insurance companies and/or their separate accounts that invest in the Fund on behalf of variable product owners. Variable product owners should refer to the applicable contract and related prospectus for more details.
     TRADE ACTIVITY MONITORING
     To detect excessive short-term trading activities, the AIM Affiliates will monitor, on a daily basis, selected aggregate purchase, or redemption trade orders placed by insurance companies and/or their separate accounts. The AIM Affiliates will seek to work with insurance companies to discourage variable product owners from engaging in abusive trading practices. However, the ability of the AIM Affiliates to monitor trades that are placed by variable product owners is severely if not completely limited due to the fact that the insurance companies trade with the Fund through omnibus accounts, and maintain the exclusive relationship with, and are responsible for maintaining the account records of, their variable product owners. There may also be legal and technological limitations on the ability of insurance companies to impose restrictions on the trading practices of their variable product owners. As a result, there can be no guarantee that the AIM Affiliates will be able to detect or deter market timing by variable product owners.

     If, as a result of this monitoring, the AIM Affiliates believe that a variable product owner has engaged in excessive short-term trading (regardless of whether or not the insurance company's own trading restrictions are exceeded), the AIM Affiliates will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the insurance company to take action to stop such activities, or (ii) refusing to process future purchases related to such activities in the insurance company's account with the Fund. AIM Affiliates will use reasonable efforts to apply the Fund's policies uniformly given the potential limitations described above.

     FAIR VALUE PRICING
     Securities owned by the Fund are to be valued at current market value if market quotations are readily available. All other securities and assets of the Fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of the Fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.
     See "Pricing of Shares -- Determination of Net Asset Value" for more information.
     RISKS
     There is the risk that the Funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive short-term trading. Although these policies and procedures, including the tools described above, are designed to discourage excessive short-term trading, they do not eliminate the possibility that excessive short-term trading activity in the Fund will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with the best interests of long-term investors. However, there can be no assurance that the AIM Affiliates will be able to gain access to any or all of the information necessary to detect or prevent excessive short-term trading by a variable product owner. While the AIM Affiliates and the Fund may seek to take actions with the assistance of the insurance companies that invest in the Fund, there is the risk that neither the AIM Affiliates nor the Fund will be successful in their efforts to minimize or eliminate such activity.
Pricing of Shares
     DETERMINATION OF NET ASSET VALUE
     The price of the Fund's shares is the Fund's net asset value per share.
     The Fund values portfolio securities for which market quotations are readily available at market value. The Fund values all other securities and assets for which market quotations are not readily available at their fair value in good faith using procedures approved by the Board of the Fund. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.
     Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the Fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Advisor determines that the closing price of the security is unreliable, the Advisor will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.
     Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual Funds to calculate their net asset values.
     The Advisor may use indications of fair value from pricing services approved by the Board. In other circumstances, the Advisor valuation committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, the Advisor routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board. Specific types of securities are valued as follows:
     Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, the Advisor will value the security at fair value in good faith using procedures approved by the Board.
     Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If an issuer specific event has occurred that the Advisor determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. The Advisor also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where the
     Advisor believes, at the approved degree of certainty, that the price is not reflective of current market value, the Advisor will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.
     Fund securities primarily traded on foreign markets may trade on days that are not business days of the Fund. Because the net asset value of Fund shares is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the Fund.
     Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service is unreliable, the Advisor the valuation committee may fair value the security using procedures approved by the Board.
     Short-term Securities: The Fund's short-term investments are valued at amortized cost when the security has 60 days or less to maturity.
     Futures and Options: Futures and options are valued on the basis of market quotations, if available.
     Open-end Funds: To the extent the Fund invests in other open-end Funds, the investing Fund will calculate its net asset value using the net asset value of the underlying Fund in which it invests.
     The Fund discloses portfolio holdings at different times and with different lag times to insurance companies issuing variable products that invest in the Fund, and in annual, semi-annual and quarterly shareholder reports. Refer to such reports to determine the types of securities in which a Fund has invested. You may also refer to the Statement of Additional Information to determine what types of securities in which the Fund may invest. You may obtain copies of these reports or of the Statement of Additional Information from the insurance company that issued your variable product, or from the advisor as described on the back cover of this prospectus.
     The Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or earlier NYSE closing time that day.
[GRAPHTIaCx]es
     The amount, timing and character of distributions to the separate account may be affected by special tax rules applicable to certain investments purchased by the Fund. Variable product owners should refer to the prospectus for their variable products for information regarding the tax consequences of owning such variable products and should consult their tax advisors before investing.
[GRAPHDIiCv]idends And Distributions
     DIVIDENDS
     The Fund generally declares and pays dividends, if any, annually to separate accounts of insurance companies issuing the variable products.
     The Fund expects that its distributions will consist primarily of capital gains.
     CAPITAL GAINS DISTRIBUTIONS
     The Fund generally distributes long-term and short-term capital gains, if any, annually to separate accounts of insurance companies issuing the variable products.
     At the election of insurance companies issuing the variable products dividends and distributions are automatically reinvested at net asset value in shares of the Fund.
Voting Rights
     Since the shares of the Fund are owned by your insurance company and not by you directly, you will not vote shares of the Fund. Your insurance company will vote the shares that it holds as required by state and federal law. Your contract prospectus contains more information on your rights to instruct your insurance company how to vote Fund shares held in connection with your contract.
Share Classes
     The Fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan", which is described in this prospectus.

Distribution Plan
     The Fund has adopted a distribution or "Rule 12b-1" plan for its Series II shares. The plan allows the Fund to pay distribution fees to life insurance companies and others to promote the sale and distribution of Series II shares. The plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Fund). Because the Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of charges.
Payments To Insurance Companies

     The insurance company that issued your variable product, or one of its affiliates may receive all the Rule 12b-1 distribution fees discussed above. In addition to those payments, ADI, the distributor of the Fund, or one or more of its corporate affiliates, may make additional cash revenue sharing payments to the insurance company or an affiliate in connection with promotion of the Fund and certain other marketing support services. ADI makes these payments from its own resources.


     ADI makes revenue sharing payments as incentives to certain insurance companies to promote the sale and retention of shares of the Fund. The benefits ADI receives when it makes these payments may include, among other things, adding the Fund to the list of underlying investment options in the insurance companies' variable products, and access (in some cases on a preferential basis over other competitors) to individual members of the insurance companies' sales force or to the insurance companies' management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the insurance company for including the Fund in its variable products (on its "sales shelf"). ADI compensates insurance companies differently depending typically on the level and/or type of considerations provided by the insurance company. The revenue sharing payments ADI makes may be calculated on sales of shares of the Fund (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold to the insurance company during the particular period. Such payments also may be calculated on the average daily net assets of the Fund attributable to that particular insurance company (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make sales of shares of the Fund and Asset-Based Payments primarily create incentives to retain assets of the Fund in insurance company separate accounts.


     ADI is motivated to make the payments described above in order to promote the sale of Fund shares and the retention of those investments by clients of insurance companies. To the extent insurance companies sell more shares of the Fund or retain shares of the Fund in their variable product owners' accounts, ADI benefits from the incremental management and other fees paid to ADI by the Fund with respect to those assets.


     In addition to the payments listed above, the Advisor may also reimburse insurance companies for certain administrative services provided to variable product owners. Under a Master Administrative Services Agreement, between the Fund and the Advisor, the Advisor is entitled to receive from the Fund reimbursement of its costs or such reasonable compensation as may be approved by the Board of the Fund. Under this arrangement, the Advisor provides, or assures that insurance companies issuing variable products will provide, certain variable product owner-related services. These services, include, but are not limited to, facilitation of variable product owners' purchase and redemption requests; distribution to existing variable product owners of copies of Fund prospectuses, proxy materials, periodic Fund reports, and other materials; maintenance of variable product owners' records; and fund services and communications. Currently, these administrative service payments made by the Fund to the Advisor are subject to an annual limit of 0.25% of the average net assets invested in the Fund by each insurance company. Any amounts paid by the Advisor to an insurance company in excess of 0.25% of the average net assets invested in the Fund are paid by the Advisor out of its own financial resources, and not out of the Fund's assets.

     You can find further details in the Statement of Additional Information about these payments and the services provided by insurance companies. In certain cases these payments could be significant to the insurance company. Your insurance company may charge you additional fees or commissions, on your variable product other than those disclosed in this prospectus. You can ask your insurance company about any payments it receives from AIM, ADI, or the Fund, as well as about fees and/or commissions it charges.

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Fund's Series II shares. Certain information reflects the financial results for a single Series II Fund share. The total returns in the table represent the annual percentages that an investor would have earned (or lost) on an investment in a share of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent registered public accountants, whose report, along with the financial statements, is included in the Fund's 2003 Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information. This Report is available without charge by contacting ADI at the address or telephone number on the back cover of this Prospectus.




                                                              April 30, 2004
                                                                (Date sales
                                                                commenced)
                                                                    to
                                                             December 31, 2004
 ------------------------------------------------------------------------------
 Net asset value, beginning of period                             $18.19
 ------------------------------------------------------------------------------
 Income from investment operations:
   Net investment income (loss)                                    (0.05)
 ------------------------------------------------------------------------------
   Net gains on securities (both realized and unrealized)           0.72
 ------------------------------------------------------------------------------
     Total from investment operations                               0.67
 ------------------------------------------------------------------------------
 Net asset value, end of period                                   $18.86
 ------------------------------------------------------------------------------
 Total return/(a)/                                                  3.68%
 ------------------------------------------------------------------------------
 Ratios/supplemental data:
 Net assets, end of period (000s omitted)                         $   10
 ------------------------------------------------------------------------------
 Ratio of expenses to average net assets                            1.36%/(b)/
 ------------------------------------------------------------------------------
 Ratio of net investment income (loss) to average net assets       (0.42)%/(b)/
 ------------------------------------------------------------------------------
 Portfolio turnover rate/(c)/                                        175%
 ------------------------------------------------------------------------------


/(a)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.


/(b)/Ratios are annualized and based on average daily net assets of $10,069.


/(c)/Not annualized for periods less than one year.

                       Obtaining Additional Information
--------------------------------------------------------------------------------
More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the Fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the Fund's investments. The Fund's annual report also discusses the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. Beginning with the fiscal periods ending after July 9, 2004, the Fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you wish to obtain free copies of the Fund's current SAI, or annual or semiannual reports, please contact the insurance company that issued your variable products, or you may contact us by mail at A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173 or

                          By Telephone: (800) 410-4246

Because you cannot purchase shares of the Fund directly, these documents have not been made available on our website
The Fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable products that invest in the Fund.

You can also review and obtain copies of the Fund's SAI, financial reports, the Fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Room, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

  AIM V.I. Health Sciences Fund Series II

  Effective July 1, 2005, AIM V.I.


  Global Health Care Fund Series II

  SEC 1940 Act file number: 811-7452

                     [LOGO] Your goals
                      Our solutions/R/
                                   AIM
AIMinvestments.com      Investments/R/

PROSPECTUS | April 29, 2005
AIM V.I. LEISURE FUND
SERIES I SHARES
A mutual fund sold exclusively to insurance company separate accounts funding variable annuity contracts and variable life insurance policies.

This prospectus contains important information about the Series I class shares (Series I shares) of the Fund. Please read it before investing and keep it for future reference.


TABLE OF CONTENTS
Investment Goals, Strategies, And Risks....2
Disclosure Of Portfolio Holdings...........3
Fund Performance...........................3
Fee Table, Expense Example, And Hypothetical
 Investment And Expense Information........4
Investment Risks...........................5
Principal Risks Associated With The Fund...5
Temporary Defensive Positions..............6
Fund Management............................7
Portfolio Manager(s).......................8
Purchase And Redemption Of Shares..........8
Excessive Short-Term Trading Activity
 Disclosures...............................8
Pricing Of Shares..........................9
Taxes.....................................11
Dividends And Distributions...............11
Voting Rights.............................11
Share Classes.............................11
Payments To Insurance Companies ..........11
Financial Highlights......................13

The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions, are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.
No dealer, salesperson, or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus, and you should not rely on such other information or representations.
The Securities and Exchange Commission has not approved or disapproved the shares of this Fund. Likewise, the Commission has not determined if this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a federal crime.
  AIM VARIABLE INSURANCE FUNDS
[LOGO] Your goals
Our solutions/R/
AIM
Investments/R/

     A I M Advisors, Inc. (AIM or Advisor) is the investment advisor for the Fund. Prior to April 30, 2004, the Fund was a series portfolio of INVESCO Variable Investment Funds, Inc., a Maryland corporation (the Company). On April 30, 2004, the Fund became a series portfolio of AIM Variable Insurance Funds, a Delaware statutory trust. Prior to April 30, 2004, INVESCO Funds Group, Inc. (INVESCO) served as the investment advisor for the series portfolio of the Company.

     Shares of the Fund are used as investment vehicles for variable annuity contracts and variable life insurance policies (variable products) issued by certain insurance companies. You cannot purchase shares of the Fund directly. As an owner of a variable product (variable product owner) that offers the Fund as an investment option, however, you may allocate your variable product values to a separate account of the insurance company that invests in shares of the Fund.
     You variable product is offered through its own prospectus, which contains information about your variable product, including how to purchase the variable product and how to allocate variable product values to the Fund.
THIS PROSPECTUS WILL TELL YOU MORE ABOUT:
     Investment Goals & Strategies  [GRAPHIC]
[LOGO]Potential Investment Risks
     Past Performance               [GRAPHIC]
        ---------------------------------------------------------------
                                    [GRAPHIC]
     [LOGO]
          Investment Goals, Strategies, And Risks
FOR MORE DETAILS ABOUT  The Fund seeks capital growth. It is actively
THE FUND'S MARKET       managed. The Fund invests primarily in equity
OUTLOOK, PLEASE SEE THE securities that the Advisor believes will rise in
MOST RECENT ANNUAL OR   price faster than other securities, as well as in
SEMIANNUAL REPORT.      options and other invest-ments whose values are
                        based upon the values of equity securities.
                        The Fund normally invests at least 80% of its net assets in the equity securities and equity-related instru-ments of companies engaged in the design, production, and distribution of products related to the leisure activities. These industries include, but are not limited to, hotels/gaming, publishing, advertising, bev-erages, audio/video, broadcasting-radio/TV, cable & satellite operators, cable & satellite programmers, motion pictures & TV, recreation services/entertainment, retail, and toys. At any given time, 20% of the Fund's assets is not required to be invested in the sector.
     To determine whether a potential investment is truly doing business in the leisure sector, a company must meet at least one of the following tests:
    . At least 50% of its gross income or its net sales must come from activities in the leisure sector;
    . At least 50% of its assets must be devoted to producing revenues from the leisure sector; or
    . Based on other available information, we determine that its primary business is within the leisure sector.
     The Fund may invest up to 25% of its assets in securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation.
     The Advisor uses a research-oriented "bottom up" investment approach to create the Fund's investment portfolio, focusing on company fundamentals and growth prospects when selecting securities. In general, the Fund emphasizes companies that the Advisor believes are strongly managed and will generate above-average long-term capital appreciation.
     We seek firms that can grow their businesses regardless of the economic environment. The Advisor attempts to keep the portfolio well-diversified across the leisure sector, adjusting portfolio weightings depending on prevailing economic conditions and relative valuations of securities. This sector depends on consumer discretionary spending, which generally falls during economic downturns. Securities of gambling casinos often are subject to high price volatility and are considered speculative. Video and electronic games are subject to risks of rapid obsolescence.

     Growth investing may be more volatile than other investment styles because growth stocks are more sensitive to investor perceptions of an issuing company's growth potential. Growth-oriented funds typically will underperform value-oriented funds when investor sentiment favors the value investing style.
     As a sector fund, the portfolio is concentrated in a comparatively narrow segment of the economy. This means the Fund's investment concentration in a sector is higher than most mutual funds and the broad securities markets. Consequently, the Fund tends to be more volatile than other mutual funds, and the value of its portfolio investments and consequently the value of an investment in the Fund tend to go up and down more rapidly.

     The Fund is subject to other principal risks such as potential conflicts, market, foreign securities, liquidity, counterparty, and lack of timely information risks. These risks are described and discussed later in this Prospectus under the headings "Investment Risks" and "Principal Risks Associated With The Fund." An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. As with any other mutual fund, there is always a risk that an investment in the Fund may lose money.

     Disclosure Of Portfolio Holdings


     A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Fund's Statement of Additional Information.
                                    [GRAPHIC]
     Fund Performance
     The bar chart and table below show the Fund's Series I shares actual yearly performance (commonly known as its "total return") for the years ended December 31 since inception. Remember, past performance does not indicate how the Fund will perform in the future.
     The Fund's average annual total returns shown below are net of its expenses, but do not reflect the additional fees and expenses assessed in connection with your variable product. If those variable product fees and expenses were included, the returns would be less than those shown. The following performance table compares the Fund's performance to those of an unmanaged broad-based securities market index and style-specific index. The Fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the Fund may deviate significantly from the performance of the indices shown below.

-------------------------------------------
AIM V.I. LEISURE FUND (SERIES I)
ACTUAL ANNUAL TOTAL RETURN/1,2/
-------------------------------------------
                                    [CHART]
         '03         '04
       ------      ------
       28.64%      13.40%
-------------------------------------------
   Best Qtr.   06/03  15.13%
   Worst Qtr.  03/03  (3.05%)
-------------------------------------------


-------------------------------------------------------------------
                                     AVERAGE ANNUAL TOTAL RETURN
                                     FOR THE PERIODS ENDED 12/31/04
                                     ------------------------------
                                                     SINCE
                                     1 YEAR        INCEPTION
-------------------------------------------------------------------
 AIM V.I. Leisure Fund (Series I)/1/ 13.40%        8.48%/2/
 S&P 500 Index/3,4/                  10.87%        6.40%/2/
-------------------------------------------------------------------

   /1/ For periods prior to April 30, 2004, performance shown relates to a predecessor fund advised by INVESCO. Total return figures include reinvested dividends and capital gain distributions and the effect of the Fund's expenses.
   /2/ The Fund commenced investment operations on April 30, 2002. Index comparisons begin on April 30, 2002.

   /3/ The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance.


   /4/ The index may not reflect payment of fees, expenses or taxes.

Fee Table, Expense Example, And Hypothetical Investment And Expense Information

     The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable product owner buys, holds, or redeems interest in an insurance company separate account that invests in the Series I shares of the Fund but does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.
     SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                     Series I shares
Maximum Sales Charge (Load)                N/A
Maximum Deferred Sales Charge (Load)       N/A

   -----

     "N/A" in the above table means "not applicable."

     ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)/1/

                                     Series I shares
Management Fees                           0.75%
Other Expenses                            0.59%
Total Annual Fund Operating Expenses      1.34%
Fee Waiver/2/                             0.04%
Net Annual Fund Operating Expenses        1.30%



   -----

 /1/ Except as otherwise noted, figures shown in the table are for the year ended December 31, 2004 and are expressed as a percentage of the Fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.




 /2/ The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 1.30% of average daily net assets for each series portfolio of AIM Variable Insurance Funds. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. This expense limitation agreement is in effect through April 30, 2006.



     EXPENSE EXAMPLE

     The Example is intended to help you compare the cost of investing in the Fund's Series I shares to the cost of investing in other mutual funds. The Example also does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.




     The Example assumes that you invest $10,000 in the Fund's Series I shares for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same and includes the effect of any contractual fee waivers and/or expense reimbursements. To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


                         1 year 3 years 5 years 10 years
                         ------ ------- ------- --------
Series I shares
  AIM V.I. Leisure Fund   $132   $421    $730    $1,609


     HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION




     The following supplemental hypothetical investment information provides additional information in a different format from the preceding Fee Table about the effect of a fund's expenses, including investment advisory fees and other Fund costs, on the Fund's return over a 10-year period. Because a fund's annual return when quoted is already reduced by the fund's fees and expenses for that year, this hypothetical expense information is intended to help you understand the annual and cumulative impact of a fund's fees and expenses on your investment. Assuming a hypothetical investment of $10,000 in the Fund and a 5% return before expenses each year, the chart shows the cumulative return before expenses, the cumulative return after expenses, the ending balance and the estimated annual expenses for each year one through ten. The chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The annual expense ratio, which is the same as stated in the Fee Table above, is reflected in the chart and is net of any contractual fee waiver or expense reimbursement. There is no assurance that the current annual expense ratio will be the expense ratio for the Fund. To the extent that the advisor makes any waivers or reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account any fees and expenses assessed in connection with your variable product; if they did, the expenses shown would be higher, while the ending balance shown would be lower. You should understand that this is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.




SERIES I--ANNUAL
EXPENSE
RATIO 1.30%                      Year 1     Year 2     Year 3     Year 4     Year 5     Year 6     Year 7     Year 8     Year 9
----------------------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
 Expenses                           5.00%     10.25%     15.76%     21.55%     27.63%     34.01%     40.71%     47.75%     55.13%
Cumulative Return After
 Expenses                           3.70%      7.54%     11.52%     15.64%     19.92%     24.36%     28.96%     33.73%     38.68%
End of Year Balance            $10,370.00 $10,753.69 $11,151.58 $11,564.18 $11,992.06 $12,435.77 $12,895.89 $13,373.04 $13,867.84
Estimated Annual
 Expenses                      $   132.41 $   137.30 $   142.38 $   147.65 $   153.12 $   158.78 $   164.66 $   170.75 $   177.07
----------------------------------------------------------------------------------------------------------------------------------


SERIES I--ANNUAL
EXPENSE
RATIO 1.30%               Year 10
-----------------------------------
Cumulative Return Before
 Expenses                    62.89%
Cumulative Return After
 Expenses                    43.81%
End of Year Balance      $14,380.95
Estimated Annual
 Expenses                $   183.62
-----------------------------------

[LOGO]Investment Risks
BEFORE ALLOCATING VARIA- You should determine the level of risk with which
BLE PRODUCT VALUES TO    you are comfortable before you allocate contract
THE FUND, YOU SHOULD     val-ues to the Fund. The principal risks of any
DETERMINE THE LEVEL OF   mutual fund, including the Fund, are:
RISK WITH WHICH YOU ARE
COMFORTABLE. TAKE INTO   Not Insured. Mutual funds are not insured by the
ACCOUNT FACTORS LIKE     FDIC or any other government agency, unlike bank
YOUR AGE, CAREER, IN-    deposits such as CDs or savings accounts.
COME LEVEL, AND TIME
HORIZON.                 No Guarantee. No mutual fund can guarantee that
                         it will meet its investment objectives.
                         Possible Loss Of Investment. A mutual fund cannot
                         guarantee its performance, nor assure you that
                         the market value of your investment will
                         increase. You may lose the money you invest, and
                         the Fund will not reimburse you for any of these
                         losses.
                         Volatility. The price of Fund shares will
                         increase or decrease with changes in the value of
                         the Fund's underlying investments and changes in
                         the equity markets as a whole.
[LOGO]Principal Risks Associated With The Fund
     You should consider the special risk factors discussed below associated with the Fund's policies in determining the appropriateness of allocating your contract values to the Fund. See the Statement of Additional Information for a discussion of additional risk factors.
     MARKET RISK
     Equity stock prices vary and may fall, thus reducing the value of the Fund's investments. Certain stocks selected for the Fund's portfolio may decline in value more than the overall stock market. In general, the securities of small companies are more volatile than those of mid-size companies or large companies.
     FOREIGN SECURITIES RISKS
     Investments in foreign and emerging markets carry special risks, including currency, political, regulatory, and diplomatic risks.
       Currency Risk. A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of the Fund's investment in a security valued in the foreign currency, or based on that currency value. Political Risk. Political actions, events, or instability may result in unfavorable changes in the value of a security.
       Regulatory Risk. Government regulations may affect the value of a security. In foreign countries, securities markets that are less regulated than those in the U.S. may permit trading practices that are not allowed in the U.S.
       Diplomatic Risk. A change in diplomatic relations between the U.S. and a foreign country could affect the value or liquidity of investments.
     LIQUIDITY RISK
     The Fund's portfolio is liquid if the Fund is able to sell the securities it owns at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security.
     Investments in smaller companies or in foreign companies or companies in emerging markets are subject to a variety of risks, including potential lack of liquidity.
     DERIVATIVES RISK
     A derivative is a financial instrument whose value is "derived," in some manner, from the price of another security, index, asset, or rate. Derivatives include options contracts, among a wide range of other instruments. The principal risk of investments in derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Some derivatives are more sensitive to interest rate changes and market price fluctuations than others. Also, derivatives are subject to counterparty risk, described below.
     Options are a common type of derivative that a Fund may occasionally use to hedge its investments. An option is the right to buy and sell a security or other instrument, index, or commodity at a specific price on or before a specific date. The use of options may increase the performance of the Fund, but also may increase market risk. Other types of derivatives include futures, swaps, caps, floors and collars.
     COUNTERPARTY RISK
     This is a risk associated primarily with repurchase agreements and some derivatives transactions. It is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the Fund.
     LACK OF TIMELY INFORMATION RISK
     Timely information about a security or its issuer may be unavailable, incomplete, or inaccurate. This risk is more common to securities issued by foreign companies and companies in emerging markets than it is to the securities of U.S.-based companies.
                 --------------------------------------------
     Although the Fund generally invests in equity securities of companies that are related to the leisure sector, the Fund also may invest in other types of securities and other financial instruments indicated in the chart below. Although these investments typically are not part of the Fund's principal investment strategy, they may constitute a significant portion of the Fund's portfolio, thereby possibly exposing the Fund and its investors to the following additional risks.

INVESTMENT                                                                              RISKS
--------------------------------------------------------------------------------------------------------------------------
American Depositary Receipts (ADRs)
These are securities issued by U.S. banks that represent shares of foreign corporations Market, Information, Political,
held by those banks. Although traded in U.S. securities markets and valued in U.S.      Regulatory, Diplomatic, Liquidity,
dollars, ADRs carry most of the risks of investing directly in foreign securities.      and Currency Risks
--------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements
A contract under which the seller of a security agrees to buy it back at an agreed-upon Counterparty Risk price and time in the future.
--------------------------------------------------------------------------------------------------------------------------

[LOGO]Temporary Defensive Positions
     When securities markets or economic conditions are unfavorable or unsettled, the Advisor might try to protect the assets of the Fund by investing in securities that are highly liquid, such as high-quality money market instruments like short-term U.S. government obligations, commercial paper, or repurchase agreements, even though that is not the normal investment strategy of the Fund. The Advisor has the right to invest up to 100% of the Fund's assets in these securities, although we are unlikely to do so. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, they also have their own risks. Investments that are highly liquid or comparatively safe tend to offer lower returns. Therefore, the Fund's performance could be comparatively lower if it concentrates in defensive holdings.

Fund Management
                          INVESTMENT ADVISOR

AIM AND ADI ARE SUBSIDIARIES OF AIM is the investment advisor for the Fund and is
AMVESCAP PLC, AN                responsible for its day-to-day management. AIM is
INTERNATIONAL INVESTMENT        located at 11 Greenway Plaza, Suite 100, Houston,
MANAGEMENT COMPANY THAT         Texas 77046-1173. The Advisor supervises all
MANAGES MORE THAN $382 BIL-     aspects of the Fund's operations and provides
LION IN ASSETS WORLDWIDE.       investment advisory services to the Fund,
AMVESCAP IS BASED IN LONDON,    including obtaining and evaluating economic,
WITH MONEY MANAGERS LOCATED     statistical and financial information to
IN EUROPE, NORTH AND SOUTH      formulate and imple-ment investment programs for
AMERICA, AND THE FAR EAST.      the Fund. The Fund's investment advisor manages
                                the investment operations of the Fund and has
                                agreed to perform or arrange for the performance
                                of the Fund's day-to-day management. AIM has
                                acted as an investment advisor since its
                                organization in 1976. Today, AIM, together with
                                its subsidiaries, advises or manages over 200
                                investment portfolios, encompassing a broad range
                                of investment objectives.
                                A I M Distributors, Inc. (ADI) is the Fund's
                                distributor and is responsible for the sale of
                                the Fund's shares. AIM and ADI are subsidiaries
                                of AMVESCAP PLC.

                          Prior to April 30, 2004, INVESCO served as the investment advisor for the Fund. The following table shows the fees the Fund paid to AIM or INVESCO for its advisory services in the fiscal year ended December 31, 2004.

----------------------------------------------------------------
                           ADVISORY FEE AS A PERCENTAGE OF
FUND                  AVERAGE ANNUAL NET ASSETS UNDER MANAGEMENT
----------------------------------------------------------------
AIM V.I. Leisure Fund                   0.70%

     On October 8, 2004, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM Funds) and AIM reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission (SEC), the New York Attorney General (NYAG) and the Colorado Attorney General (COAG), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. (ADI) (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

     Under the settlements, $325 million will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and $50 million will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity. These settlement Funds will be distributed in accordance with a methodology to be determined by an independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. In addition, as required by the settlements, AIM is undertaking certain governance and compliance reforms and reviewing its policies and procedures.


     At the request of the trustees of the AIM Funds, AMVESCAP PLC (AMVESCAP), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by such Funds related to market timing matters.

     The independent trustees of the AIM Funds have been assisted by their own independent counsel and financial expert in their own investigation of market timing activity in the AIM Funds. A special committee, consisting of four independent trustees, was formed to oversee this investigation. None of the costs of this investigation will be borne by the AIM Funds or by Fund shareholders.
     IFG, AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
     Section 529 college savings plans and procedures for locating lost securityholders. Additional regulatory inquiries related to these or other issues may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

     A number of private civil lawsuits related to market timing, late trading and related issues have been filed against (depending on the lawsuit) certain of the AIM Funds, IFG, AIM, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties. All such lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland for consolidated or coordinated pre-trial proceedings. Other private civil lawsuits have been filed against (depending on the lawsuit) IFG, AIM, ADI, certain related entities, certain of their current and former officers and/or certain of the AIM Funds and their trustees alleging the improper use of fair value pricing, excessive advisory and/or distribution fees, improper charging of distribution fees on limited offering Funds or share classes and improper mutual fund sales practices and directed-brokerage arrangements and participation in class action settlements.


     Additional civil lawsuits related to the above or other issues may be filed by private litigants or by regulators against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

     You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the Fund's Statement of Additional Information and on AIM's Internet website under the heading "Settled Enforcement Actions and Investigations Related to Market Timing, Regulatory Inquiries and Pending Litigation" (http://www.aiminvestments.com/regulatory).
     As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.
Portfolio Manager(s)

Mark D. Greenberg, Senior Portfolio Manager, is primarily responsible for the day-to-day management of the Fund's portfolio. He has been responsible for the Fund since 2002 and has been associated with the Advisor and/or its affiliates since 1996.


More information on the portfolio manager may be found on the Advisor's website (http://www.aiminvestments.com). The website is not a part of this prospectus.

The Fund's Statement of Additional Information provides additional information about the portfolio manager's investments in the Fund, a description of his compensation structure, and information regarding other accounts he manages. Purchase And Redemption Of Shares
     The Fund ordinarily effects orders to purchase and redeem shares at the Fund's next computed net asset value after it receives an order. Insurance companies participating in the Fund serve as the Fund's designee for receiving orders of separate accounts that invest in the Fund. The Fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the NYSE restricts or suspends trading.

     Although the Fund generally intends to pay redemption proceeds solely in cash, the Fund reserves the right to determine, in its sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).


     Shares of the Fund are offered in connection with mixed and shared funding, i.e., to separate accounts of affiliated and unaffiliated insurance companies funding variable products. The Fund currently offers shares only to insurance company separate accounts. In the future, the Fund may offer them to pension and retirement plans that qualify for special federal income tax treatment. The Fund and AIM have applied for regulatory relief to enable the Fund's shares to be sold to and held by one or more Fund of Funds (open-end management investment companies or series thereof that offer their shares exclusively to insurance companies, their separate accounts and/or qualified plans). The Fund plans to offer its shares to Fund of Funds following receipt of the requested regulatory relief. Due to differences in tax treatment and other considerations, the interests of Fund shareholders, including variable product owners and plan participants investing in the Fund (whether directly or indirectly through Fund of Funds), may conflict.


     Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one insurance company separate account investing directly or indirectly in a Fund could cause variable products funded through another insurance company separate account to lose their tax-deferred status, unless remedial actions were taken. The Board of Trustees (the Board) of the Fund will monitor for the existence of any material conflicts and determine what action, if any, should be taken. A Fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account (or plan) withdrawing because of a conflict.

Excessive Short-Term Trading Activity Disclosures

     The Fund's investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the Fund's shares (i.e., purchases of Fund shares followed shortly thereafter by redemptions of such shares, or vice versa) may hurt the long-term performance of the Fund by requiring it to maintain an excessive amount of cash or to liquidate portfolio holdings at a dis-advantageous time, thus interfering with the efficient management of the Fund by causing it to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of Fund shares held by long-term investors may be diluted.
     The Board has adopted policies and procedures designed to discourage excessive short-term trading of Fund shares. The Fund may alter its policies and procedures at any time without giving prior notice to Fund shareholders, if the advisor believes the change would be in the best interests of long-term investors.

     Pursuant to the Fund's policies and procedures, AIM and its affiliates (collectively the AIM Affiliates) currently use the following tools designed to discourage excessive short-term trading in the Fund:

       (1)trade activity monitoring; and
       (2)the use of fair value pricing consistent with procedures approved by the Board.
     Each of these tools is described in more detail below.
     In addition, restrictions designed to discourage or curtail excessive short-term trading activity may be imposed by the insurance companies and/or their separate accounts that invest in the Fund on behalf of variable product owners. Variable product owners should refer to the applicable contract and related prospectus for more details.
     TRADE ACTIVITY MONITORING
     To detect excessive short-term trading activities, the AIM Affiliates will monitor, on a daily basis, selected aggregate purchase, or redemption trade orders placed by insurance companies and/or their separate accounts. The AIM Affiliates will seek to work with insurance companies to discourage variable product owners from engaging in abusive trading practices. However, the ability of the AIM Affiliates to monitor trades that are placed by variable product owners is severely if not completely limited due to the fact that the insurance companies trade with the Fund through omnibus accounts, and maintain the exclusive relationship with, and are responsible for maintaining the account records of, their variable product owners. There may also be legal and technological limitations on the ability of insurance companies to impose restrictions on the trading practices of their variable product owners. As a result, there can be no guarantee that the AIM Affiliates will be able to detect or deter market timing by variable product owners.

     If, as a result of this monitoring, the AIM Affiliates believe that a variable product owner has engaged in excessive short-term trading (regardless of whether or not the insurance company's own trading restrictions are exceeded), the AIM Affiliates will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the insurance company to take action to stop such activities, or (ii) refusing to process future purchases related to such activities in the insurance company's account with the Fund. AIM Affiliates will use reasonable efforts to apply the fund's policies uniformly given the potential limitations described above.

     FAIR VALUE PRICING
     Securities owned by the Fund are to be valued at current market value if market quotations are readily available. All other securities and assets of the Fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of the Fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.
     See "Pricing of Shares -- Determination of Net Asset Value" for more information.
     RISKS
     There is the risk that the Funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive short-term trading. Although these policies and procedures, including the tools described above, are designed to discourage excessive short-term trading, they do not eliminate the possibility that excessive short-term trading activity in the Fund will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with the best interests of long-term investors. However, there can be no assurance that the AIM Affiliates will be able to gain access to any or all of the information necessary to detect or prevent excessive short-term trading by a variable product owner. While the AIM Affiliates and the Fund may seek to take actions with the assistance of the insurance companies that invest in the Fund, there is the risk that neither the AIM Affiliates nor the Fund will be successful in their efforts to minimize or eliminate such activity.
Pricing of Shares
     DETERMINATION OF NET ASSET VALUE
     The price of the Fund's shares is the Fund's net asset value per share. The Fund values portfolio securities for which market quotations are readily available at market value. The Fund values all other securities and assets for which market quotations are not readily available at their fair value in good faith using procedures approved by the Board of the Fund. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

     Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the Fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Advisor determines that the closing price of the security is unreliable, the Advisor will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.
     Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual Funds to calculate their net asset values.
     The Advisor may use indications of fair value from pricing services approved by the Board. In other circumstances, the Advisor valuation committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, the Advisor routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board. Specific types of securities are valued as follows:
     Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, the Advisor will value the security at fair value in good faith using procedures approved by the Board.
     Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If an issuer specific event has occurred that the Advisor determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. The Advisor also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where the Advisor believes, at the approved degree of certainty, that the price is not reflective of current market value, the Advisor will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.
     Fund securities primarily traded on foreign markets may trade on days that are not business days of the Fund. Because the net asset value of Fund shares is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the Fund.
     Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service is unreliable, the Advisor the valuation committee may fair value the security using procedures approved by the Board.
     Short-term Securities: The Fund's short-term investments are valued at amortized cost when the security has 60 days or less to maturity.
     Futures and Options: Futures and options are valued on the basis of market quotations, if available.
     Open-end Funds: To the extent the Fund invests in other open-end Funds, the investing Fund will calculate its net asset value using the net asset value of the underlying Fund in which it invests.
     The Fund discloses portfolio holdings at different times and with different lag times to insurance companies issuing variable products that invest in the Fund, and in annual, semi-annual and quarterly shareholder reports. Refer to such reports to determine the types of securities in which a Fund has invested. You may also refer to the Statement of Additional Information to determine what types of securities in which the Fund may invest. You may obtain copies of these reports or of the Statement of Additional Information from the insurance company that issued your variable product, or from the advisor as described on the back cover of this prospectus.

     The Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or earlier NYSE closing time that day.
     Taxes                          [GRAPHIC]
     The amount, timing and character of distributions to the separate account may be affected by special tax rules applicable to certain investments purchased by the Fund. Variable product owners should refer to the prospectus for their variable products for information regarding the tax consequences of owning such variable products and should consult their tax advisors before investing.
     Dividends And Distributions    [GRAPHIC]
     DIVIDENDS
     The Fund generally declares and pays dividends, if any, annually to separate accounts of insurance companies issuing the variable products.
     The Fund expects that its distributions will consist primarily of capital gains.
     CAPITAL GAINS DISTRIBUTIONS
     The Fund generally distributes long-term and short-term capital gains, if any, annually to separate accounts of insurance companies issuing the variable products.
     At the election of insurance companies issuing the variable products dividends and distributions are automatically reinvested at net asset value in shares of the Fund.
Voting Rights
Since the shares of the Fund are owned by your insurance company and not by you directly, you will not vote shares of the Fund. Your insurance company will vote the shares that it holds as required by state and federal law. Your contract prospectus contains more information on your rights to instruct your insurance company how to vote Fund shares held in connection with your contract. Share Classes
The Fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan". This prospectus relates to the Series I shares.
Payments to Insurance Companies

     ADI, the distributor of the Fund, or one or more of its corporate affiliates, may make cash revenue sharing payments to the insurance company that issued your variable product or its affiliates in connection with promotion of the Fund and certain other marketing support services. ADI makes these payments from its own resources.


     ADI makes revenue sharing payments as incentives to certain insurance companies to promote the sale and retention of shares of the Fund. The benefits ADI receives when it makes these payments may include, among other things, adding the Fund to the list of underlying investment options in the insurance companies' variable products, and access (in some cases on a preferential basis over other competitors) to individual members of the insurance companies' sales force or to the insurance companies' management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the insurance company for including the Fund in its variable products (on its "sales shelf"). ADI compensates insurance companies differently depending typically on the level and/or type of considerations provided by the insurance company. The revenue sharing payments ADI makes may be calculated on sales of shares of the Fund (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold to the insurance company during the particular period. Such payments also may be calculated on the average daily net assets of the Fund attributable to that particular insurance company (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make sales of shares of the Fund and Asset-Based Payments primarily create incentives to retain assets of the Fund in insurance company separate accounts.


     ADI is motivated to make the payments described above in order to promote the sale of Fund shares and the retention of those investments by clients of insurance companies. To the extent insurance companies sell more shares of the Fund or retain shares of the Fund in their variable product owners' accounts, ADI benefits from the incremental management and other fees paid to ADI by the Fund with respect to those assets.

     In addition to the payments listed above, the Advisor may also reimburse insurance companies for certain administrative services provided to variable product owners. Under a Master Administrative Services Agreement, between the Fund and the Advisor, the Advisor is entitled to receive from the Fund reimbursement of its costs or such reasonable compensation as may be approved by the Board of the Fund. Under this arrangement, the Advisor provides, or assures that insurance companies issuing variable products will provide, certain variable product owner-related services. These services, include, but are not limited to, facilitation of variable product owners' purchase and redemption requests; distribution to existing variable product owners of copies of Fund prospectuses, proxy materials, periodic Fund reports, and other materials; maintenance of variable product owners' records; and fund services and communications. Currently, these administrative service payments made by the Fund to the Advisor are subject to an annual limit of 0.25% of the average net assets invested in the Fund by each insurance company. Any amounts paid by the Advisor to an insurance company in excess of 0.25% of the average net assets invested in the Fund are paid by the Advisor out of its own financial resources, and not out of the Fund's assets.

     You can find further details in the Statement of Additional Information about these payments and the services provided by insurance companies. In certain cases these payments could be significant to the insurance company. Your insurance company may charge you additional fees or commissions, on your variable product other than those disclosed in this prospectus. You can ask your insurance company about any payments it receives from AIM, ADI, or the Fund, as well as about fees and/or commissions it charges.

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Fund's Series I shares. Certain information reflects the financial results for a single Series I Fund share. The total returns in the table represent the annual percentages that an investor would have earned (or lost) on an investment in a share of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent registered public accountants, whose report, along with the financial statements, is included in the Fund's Annual Report. This Report is available without charge by contacting ADI at the address or telephone number on the back cover of this Prospectus.




                                                                                            April 30, 2002
                                                                                           (Date operations
                                                                         Year ended         commenced) to
                                                                        December 31,         December 31,
                                                                   ---------------------         2002
                                                                       2004        2003    ----------------
-------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 10.96       $  8.52       $ 10.00
-------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        0.00         (0.00)        (0.00)/(a)/
-------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     1.47          2.44         (1.48)
-------------------------------------------------------------------------------------------------------------
    Total from investment operations                                  1.47          2.44         (1.48)
-------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                               (0.04)           --            --
-------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                              (0.01)           --            --
-------------------------------------------------------------------------------------------------------------
    Total distributions                                              (0.05)           --            --
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 12.38       $ 10.96       $  8.52
-------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                    13.40%        28.64%       (14.80)%
-------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $55,967       $34,424       $ 6,097
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                      1.29%/(c)/    1.26%         1.29%/(d)/
-------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                   1.34%/(c)/    1.64%         3.96%/(d)/
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets           0.00%/(c)/   (0.14)%       (0.30)%/(d)/
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(e)/                                            15%           22%           15%
-------------------------------------------------------------------------------------------------------------


/(a)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.01) for the period April 30, 2002 (date operations commenced) to December 31, 2002.


/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.


/(c)/Ratios are based on average daily net assets of $42,703,968.


/(d)/Annualized.


/(e)/Not annualized for periods less than one year.

                       Obtaining Additional Information
--------------------------------------------------------------------------------
More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the Fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the Fund's investments. The Fund's annual report also discusses the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. Beginning with the fiscal periods ending after July 9, 2004, the Fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.
If you wish to obtain free copies of the Fund's current SAI or annual or semiannual reports, please contact the insurance company that issued your variable products, or you may contact us by mail at A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173 or

                          By Telephone: (800) 410-4246

Because you cannot purchase shares of the Fund directly, these documents have not been made available on our website.
The Fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable products that invest in the Fund.
You can also review and obtain copies of the Fund's SAI, financial reports, the Fund's Form N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Room, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.
  AIM V.I. Leisure Fund Series I
  SEC 1940 Act file number: 811-7452

                     [LOGO] Your goals
                      Our solutions/R/
                                   AIM
AIMinvestments.com      Investments/R/

PROSPECTUS | April 29, 2005
AIM V.I. LEISURE FUND
SERIES II SHARES
A mutual fund sold exclusively to insurance company separate accounts funding variable annuity contracts and variable life insurance policies.

This prospectus contains important information about the Series II class shares (Series II shares) of the Fund. Please read it before investing and keep it for future reference.


     TABLE OF CONTENTS
     Investment Goals, Strategies, And Risks...2..
       Disclosure of Portfolio Holdings......... 3
       Fund Performance......................... 3
     Fee Table, Expense Example And Hypothetical
       Investment And Expense Information......5..
       Investment Risks..........................6
       Principal Risks Associated With The Fund..6
       Temporary Defensive Positions.............7
       Fund Management...........................8
       Portfolio Manager(s)......................9
       Purchase And Redemption Of Shares........ 9
     Excessive Short-Term Trading Activity
       Disclosures............................ 9..
       Pricing Of Shares....................... 10
       Taxes....................................12
       Dividends And Distributions..............12
       Voting Rights............................12
       Share Classes............................12
       Distribution Plan........................12
       Payments To Insurance Companies..........12
       Financial Highlights.....................14

The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.
No dealer, salesperson, or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus, and you should not rely on such other information or representations.
The Securities and Exchange Commission has not approved or disapproved the shares of this Fund. Likewise, the Commission has not determined if this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a federal crime.
  AIM VARIABLE INSURANCE FUNDS
[LOGO] Your goals
Our solutions/R/
AIM
Investments/R/

     A I M Advisors, Inc. (AIM or Advisor) is the investment advisor for the Fund. Prior to April 30, 2004, the Fund was a series portfolio of INVESCO Variable Investment Funds, Inc., a Maryland corporation (the Company). On April 30, 2004, the Fund became a series portfolio of AIM Variable Insurance Funds, a Delaware statutory trust. Prior to April 30, 2004, INVESCO Funds Group, Inc. (INVESCO) served as the investment advisor for the series portfolio of the Company.

     Shares of the Fund are used as investment vehicles for variable annuity contracts and variable life insurance policies (variable products) issued by certain insurance companies. You cannot purchase shares of the Fund directly. As an owner of a variable product (variable product owner) that offers the Fund as an investment option, however, you may allocate your variable product values to a separate account of the insurance company that invests in shares of the Fund.
     Your variable product is offered through its own prospectus, which contains information about your variable product, including how to purchase the variable product and how to allocate variable product values to the Fund.
THIS PROSPECTUS WILL TELL YOU MORE ABOUT:
     Investment Goals & Strategies  [GRAPHIC]
[LOGO]Potential Investment Risks
     Past Performance               [GRAPHIC]
        ---------------------------------------------------------------
                                    [GRAPHIC]
     [LOGO]
          Investment Goals, Strategies, And Risks
FOR MORE DETAILS ABOUT  The Fund seeks capital growth. It is actively
THE FUND'S MARKET       managed. The Fund invests primarily in equity
OUTLOOK, PLEASE SEE THE securities that the Advisor believes will rise in
MOST RECENT ANNUAL OR   price faster than other securities, as well as in
SEMIANNUAL REPORT.      options and other invest-ments whose values are
                        based upon the values of equity securities.
                        The Fund normally invests at least 80% of its net assets in the equity securities and equity-related instru-ments of companies engaged in the design, production, and distribution of products related to the leisure activities. These industries include, but are not limited to, hotels/gaming, publishing, advertising, bev-erages, audio/video, broadcasting-radio/TV, cable & satellite operators, cable & satellite programmers, motion pictures & TV, recreation services/entertainment, retail, and toys. At any given time, 20% of the Fund's assets is not required to be invested in the sector.
     To determine whether a potential investment is truly doing business in the leisure sector, a company must meet at least one of the following tests:
    . At least 50% of its gross income or its net sales must come from activities in the leisure sector;
    . At least 50% of its assets must be devoted to producing revenues from the leisure sector; or
    . Based on other available information, we determine that its primary business is within the leisure sector.
     The Fund may invest up to 25% of its assets in securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation.
     The Advisor uses a research-oriented "bottom up" investment approach to create the Fund's investment portfolio, focusing on company fundamentals and growth prospects when selecting securities. In general, the Fund emphasizes companies that the Advisor believes are strongly managed and will generate above-average long-term capital appreciation.
     We seek firms that can grow their businesses regardless of the economic environment. The Advisor attempts to keep the portfolio well-diversified across the leisure sector, adjusting portfolio weightings depending on prevailing economic conditions and relative valuations of securities. This sector depends on consumer discretionary spending, which generally falls during economic downturns. Securities of gambling casinos often are subject to high price volatility and are considered speculative. Video and electronic games are subject to risks of rapid obsolescence.

     Growth investing may be more volatile than other investment styles because growth stocks are more sensitive to investor perceptions of an issuing company's growth potential. Growth-oriented funds typically will underperform value-oriented funds when investor sentiment favors the value investing style.
     As a sector fund, the portfolio is concentrated in a comparatively narrow segment of the economy. This means the Fund's investment concentration in a sector is higher than most mutual funds and the broad securities markets. Consequently, the Fund tends to be more volatile than other mutual funds, and the value of its portfolio investments and consequently the value of an investment in the Fund tend to go up and down more rapidly.

     The Fund is subject to other principal risks such as potential conflicts, market, foreign securities, liquidity, counterparty, and lack of timely information risks. These risks are described and discussed later in this Prospectus under the headings "Investment Risks" and "Principal Risks Associated With The Fund." An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. As with any other mutual fund, there is always a risk that an investment in the Fund may lose money.

Disclosure Of Portfolio Holdings
     A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Fund's Statement of Additional Information.
                                    [GRAPHIC]
     Fund Performance
     The bar chart and table below show the Fund's performance (commonly known as its "total return") for the periods ended December 31. Remember, past performance does not indicate how the Fund will perform in the future.
     The Fund's average annual total returns shown below are net of its expenses, but do not reflect the additional fees and expenses assessed in connection with your variable product. If those product fees and expenses were included, the returns would be less than those shown.
     Performance shown for periods prior to the inception date of the Series II shares reflects the Series I shares performance, adjusted to reflect the impact that the Rule 12b-1 plan of Series II shares would have had if the Series II shares had then existed. Series I shares are not offered by this prospectus. The Series I and Series II shares invest in the same portfolio of securities and will have substantially similar performance, except to the extent that the expense borne by each share class differ. Series II shares have higher expenses (and therefore lower performance) resulting from its Rule 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Fund).

     The following performance table compares the Fund's performance to those of an unmanaged broad-based securities market index and style-specific index. The Fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the Fund may deviate significantly from the performance of the indices shown below.

-------------------------------------------
 AIM V.I. LEISURE FUND (SERIES II)
     ANNUAL TOTAL RETURN/1,2/
-------------------------------------------
                                    [CHART]
           2003      2004
         ------    ------
-------------------------------------------
Best Calendar Qtr.   06/03  15.06%
Worst Calendar Qtr.  03/03  (3.11%)
-------------------------------------------


   /1/ For periods prior to April 30, 2004, performance shown relates to a predecessor fund advised by INVESCO. The returns shown for these periods are the blended returns of the historical performance of the Funds's Series II shares since their inception and the restated historical performance of the predecessor Fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date of the Fund's Series II shares is April 30, 2004. Total return figures include reinvested dividends and capital gain distributions and the effect of the Fund's expenses.

   /2/ Series I shares of the Fund commenced investment operations on April 30, 2002. Index comparisons begin on April 30, 2002.

   /3/ The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance.


   /4/ The index may not reflect payment of fees, expenses or taxes.


--------------------------------------------------------------------
                                      AVERAGE ANNUAL TOTAL RETURN
                                      FOR THE PERIODS ENDED 12/31/04
                                      ------------------------------
                                                      SINCE
                                      1 YEAR        INCEPTION
--------------------------------------------------------------------
 AIM V.I. Leisure Fund (Series II)/1/ 13.22%        8.24%/2/
 S&P 500 Index/3,4/                   10.87%        6.40%/2/
--------------------------------------------------------------------

Fee Table, Expense Example And Hypothetical Investment And Expense Information

     The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable product owner buys, holds, or redeems interest in an insurance company separate account that invests in the Series II shares of the Fund but does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.
     SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                     Series II shares
Maximum Sales Charge (Load)                N/A
Maximum Deferred Sales Charge (Load)       N/A

     ---

     "N/A" in the above table means "not applicable."

     ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)/1/

                                     Series II shares
Management Fees                           0.75%
Rule (12b-1) Fees                         0.25%
Other Expenses/2/                         0.59%
Total Annual Fund Operating Expenses      1.59%
Fee Waiver/3/                             0.14%
Net Annual Fund Operating Expenses        1.45%



     ---

   /1/ Except as otherwise noted, figures shown in the table are for the year ended December 31, 2004 and are expressed as a percentage of the Fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.




   /2/ Other Expenses are based on estimated amounts for the current fiscal year.


   /3/ The Fund's advisor and/or distributor have contractually agreed to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series II shares to 1.45% of average daily nets assets for each series portfolio of AIM Variable Insurance Funds. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales;
        (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and
        (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The expense limitation agreement is in effect through April 30, 2006.



     EXPENSE EXAMPLE

     The Example is intended to help you compare the cost of investing in the Fund's Series II shares to the cost of investing in other mutual funds. The Example also does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.




     The Example assumes that you invest $10,000 in the Fund's Series II shares for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same and includes the effect of any contractual fee waivers and/or expense reimbursements. To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


                         1 year 3 years 5 years 10 years
                         ------ ------- ------- --------
Series II shares
  AIM V.I. Leisure Fund   $148   $488    $852    $1,877


     HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION




     The following supplemental hypothetical investment information provides additional information in a different format from the preceding Fee Table about the effect of a fund's expenses, including investment advisory fees and other Fund costs, on the Fund's return over a 10-year period. Because a fund's annual return when quoted is already reduced by the fund's fees and expenses for that year, this hypothetical expense information is intended to help you understand the annual and cumulative impact of a fund's fees and expenses on your investment. Assuming a hypothetical investment of $10,000 in the Fund and a 5% return before expenses each year, the chart shows the cumulative return before expenses, the cumulative return after expenses, the ending balance and the estimated annual expenses for each year one through ten. The chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The annual expense ratio, which is the same as stated in the Fee Table above, is reflected in the chart and is net of any contractual fee waiver or expense reimbursement. There is no assurance that the current annual expense ratio will be the expense ratio for the Fund. To the extent that the advisor makes any waivers or reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account any fees and expenses assessed in connection with your variable product; if they did, the expenses shown would be higher, while the ending balance shown would be lower. You should understand that this is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.


SERIES II--ANNUAL EXPENSE
RATIO 1.45%                 Year 1     Year 2     Year 3     Year 4     Year 5     Year 6     Year 7     Year 8     Year 9
-----------------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
Expenses                       5.00%     10.25%     15.76%     21.55%     27.63%     34.01%     40.71%     47.75%     55.13%
Cumulative Return After
Expenses                       3.55%      7.23%     11.03%     14.97%     19.06%     23.28%     27.66%     32.19%     36.88%
End of Year Balance       $10,355.00 $10,722.60 $11,103.25 $11,497.42 $11,905.58 $12,328.23 $12,765.88 $13,219.07 $13,688.34
Estimated Annual
Expenses                  $   147.57 $   152.81 $   158.24 $   163.85 $   169.67 $   175.70 $   181.93 $   188.39 $   195.08
-----------------------------------------------------------------------------------------------------------------------------


SERIES II--ANNUAL EXPENSE
RATIO 1.45%                Year 10
------------------------------------
Cumulative Return Before
Expenses                      62.89%
Cumulative Return After
Expenses                      41.74%
End of Year Balance       $14,174.28
Estimated Annual
Expenses                  $   202.00
------------------------------------



[LOGO]Investment Risks
BEFORE ALLOCATING VARIA- You should determine the level of risk with which
BLE PRODUCT VALUES TO    you are comfortable before you allocate contract
THE FUND, YOU SHOULD     val-ues to the Fund. The principal risks of any
DETERMINE THE LEVEL OF   mutual fund, including the Fund, are:
RISK WITH WHICH YOU ARE
COMFORTABLE. TAKE INTO   Not Insured. Mutual funds are not insured by the
ACCOUNT FACTORS LIKE     FDIC or any other government agency, unlike bank
YOUR AGE, CAREER, IN-    deposits such as CDs or savings accounts.
COME LEVEL, AND TIME
HORIZON.                 No Guarantee. No mutual fund can guarantee that
                         it will meet its investment objectives.
                         Possible Loss Of Investment. A mutual fund cannot
                         guarantee its performance, nor assure you that
                         the market value of your investment will
                         increase. You may lose the money you invest, and
                         the Fund will not reimburse you for any of these
                         losses.
                         Volatility. The price of Fund shares will
                         increase or decrease with changes in the value of
                         the Fund's underlying investments and changes in
                         the equity markets as a whole.
[LOGO]Principal Risks Associated With The Fund
     You should consider the special risk factors discussed below associated with the Fund's policies in determining the appropriateness of allocating your contract values to the Fund. See the Statement of Additional Information for a discussion of additional risk factors.
     MARKET RISK
     Equity stock prices vary and may fall, thus reducing the value of the Fund's investments. Certain stocks selected for the Fund's portfolio may decline in value more than the overall stock market. In general, the securities of small companies are more volatile than those of mid-size companies or large companies.
     FOREIGN SECURITIES RISKS
     Investments in foreign and emerging markets carry special risks, including currency, political, regulatory, and diplomatic risks.
       Currency Risk. A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of the Fund's investment in a security valued in the foreign currency, or based on that currency value. Political Risk. Political actions, events, or instability may result in unfavorable changes in the value of a security.
       Regulatory Risk. Government regulations may affect the value of a security. In foreign countries, securities markets that are less regulated than those in the U.S. may permit trading practices that are not allowed in the U.S.
       Diplomatic Risk. A change in diplomatic relations between the U.S. and a foreign country could affect the value or liquidity of investments.
     LIQUIDITY RISK
     The Fund's portfolio is liquid if the Fund is able to sell the securities it owns at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security.
     Investments in smaller companies or in foreign companies or companies in emerging markets are subject to a variety of risks, including potential lack of liquidity.
     DERIVATIVES RISK
     A derivative is a financial instrument whose value is "derived," in some manner, from the price of another security, index, asset, or rate. Derivatives include options contracts, among a wide range of other instruments. The principal risk of investments in derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Some derivatives are more sensitive to interest rate changes and market price fluctuations than others. Also, derivatives are subject to counterparty risk, described below.
     Options are a common type of derivative that a Fund may occasionally use to hedge its investments. An option is the right to buy and sell a security or other instrument, index, or commodity at a specific price on or before a specific date. The use of options may increase the performance of the Fund, but also may increase market risk. Other types of derivatives include futures, swaps, caps, floors, and collars.
     COUNTERPARTY RISK
     This is a risk associated primarily with repurchase agreements and some derivatives transactions. It is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the Fund.
     LACK OF TIMELY INFORMATION RISK
     Timely information about a security or its issuer may be unavailable, incomplete, or inaccurate. This risk is more common to securities issued by foreign companies and companies in emerging markets than it is to the securities of U.S.-based companies.
                 --------------------------------------------
     Although the Fund generally invests in equity securities of companies that are related to the leisure sector, the Fund also may invest in other types of securities and other financial instruments indicated in the chart below. Although these investments typically are not part of the Fund's principal investment strategy, they may constitute a significant portion of the Fund's portfolio, thereby possibly exposing the Fund and its investors to the following additional risks.

INVESTMENT                                                                              RISKS
--------------------------------------------------------------------------------------------------------------------------
American Depositary Receipts (ADRs)
These are securities issued by U.S. banks that represent shares of foreign corporations Market, Information, Political,
held by those banks. Although traded in U.S. securities markets and valued in U.S.      Regulatory, Diplomatic, Liquidity,
dollars, ADRs carry most of the risks of investing directly in foreign securities.      and Currency Risks
--------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements
A contract under which the seller of a security agrees to buy it back at an agreed-upon Counterparty Risk price and time in the future.
--------------------------------------------------------------------------------------------------------------------------

[LOGO]Temporary Defensive Positions
     When securities markets or economic conditions are unfavorable or unsettled, the Advisor might try to protect the assets of the Fund by investing in securities that are highly liquid, such as high-quality money market instruments like short-term U.S. government obligations, commercial paper, or repurchase agreements, even though that is not the normal investment strategy of the Fund. The Advisor has the right to invest up to 100% of the Fund's assets in these securities, although we are unlikely to do so. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, they also have their own risks. Investments that are highly liquid or comparatively safe tend to offer lower returns. Therefore, the Fund's performance could be comparatively lower if it concentrates in defensive holdings.

Fund Management
                          INVESTMENT ADVISOR

AIM AND ADI ARE SUBSIDIARIES OF AIM is the investment advisor for the fund and is
AMVESCAP PLC, AN                responsible for its day-to-day management. AIM is
INTERNATIONAL INVESTMENT        located at 11 Greenway Plaza, Suite 100, Houston,
MANAGEMENT COMPANY THAT         Texas 77046-1173. The Advisor supervises all
MANAGES MORE THAN $382          aspects of the Fund's operations and provides
BILLION IN ASSETS WORLDWIDE.    investment advisory services to the Fund,
AMVESCAP IS BASED IN LONDON,    including obtaining and evaluating economic,
WITH MONEY MANAGERS LOCATED     statistical and financial information to
IN EUROPE, NORTH AND SOUTH      formulate and imple-ment investment programs for
AMERICA, AND THE FAR EAST.      the Fund. AIM has acted as an investment advisor
                                since its orga-nization in 1976. Today, AIM,
                                together with its subsidiaries, advises or
                                manages over 200 investment portfolios,
                                encompassing a broad range of investment
                                objectives.
                                A I M Distributors, Inc. (ADI) is the Fund's
                                distributor and is responsible for the sale of
                                the fund's shares. AIM and ADI are subsidiaries
                                of AMVESCAP PLC.

                          Prior to April 30, 2004, INVESCO served as the investment advisor for the Fund. The following table shows the fees the Fund paid to AIM or INVESCO for its advisory services in the fiscal year ended December 31, 2004.

----------------------------------------------------------------
                           ADVISORY FEE AS A PERCENTAGE OF
FUND                  AVERAGE ANNUAL NET ASSETS UNDER MANAGEMENT
----------------------------------------------------------------
AIM V.I. Leisure Fund                   0.70%

     On October 8, 2004, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM Funds) and AIM reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission (SEC), the New York Attorney General (NYAG) and the Colorado Attorney General (COAG), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. (ADI) (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

     Under the settlements, $325 million will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and $50 million will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity. These settlement Funds will be distributed in accordance with a methodology to be determined by an independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. In addition, as required by the settlements, AIM is undertaking certain governance and compliance reforms and reviewing its policies and procedures.


     At the request of the trustees of the AIM Funds, AMVESCAP PLC (AMVESCAP), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by such Funds related to market timing matters.

     The independent trustees of the AIM Funds have been assisted by their own independent counsel and financial expert in their own investigation of market timing activity in the AIM Funds. A special committee, consisting of four independent trustees, was formed to oversee this investigation. None of the costs of this investigation will be borne by the AIM Funds or by Fund shareholders.
     IFG, AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
     Section 529 college savings plans and procedures for locating lost securityholders. Additional regulatory inquiries related to these or other issues may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

     A number of private civil lawsuits related to market timing, late trading and related issues have been filed against (depending on the lawsuit) certain of the AIM Funds, IFG, AIM, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties. All such lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland for consolidated or coordinated pre-trial proceedings. Other private civil lawsuits have been filed against (depending on the lawsuit) IFG, AIM, ADI, certain related entities, certain of their current and former officers and/or certain of the AIM Funds and their trustees alleging the improper use of fair value pricing, excessive advisory and/or distribution fees, improper charging of distribution fees on limited offering Funds or share classes and improper mutual fund sales practices and directed-brokerage arrangements and participation in class action settlements.


     Additional civil lawsuits related to the above or other issues may be filed by private litigants or by regulators against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

     You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the Fund's Statement of Additional Information and on AIM's Internet website under the heading "Settled Enforcement Actions and Investigations Related to Market Timing, Regulatory Inquiries and Pending Litigation" (http://www.aiminvestments.com/regulatory).
     As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.
Portfolio Manager(s)

     Mark D. Greenberg, Senior Portfolio Manager, is primarily responsible for the day-to-day management of the Fund's portfolio. He has been responsible for for the Fund since 2002 and has been associated with the Advisor and/or its affiliates since 1996.


     More information on the portfolio manager may be found on the Advisor's website (http://www.aiminvestments.com). The website is not a part of this prospectus.

     The Fund's Statement of Additional Information provides additional information about the portfolio manager's investments in the Fund, a description of his compensation structure, and information regarding other accounts he manages.
Purchase And Redemption Of Shares
     The Fund ordinarily effects orders to purchase and redeem shares at the Fund's next computed net asset value after it receives an order. Insurance companies participating in the Fund serve as the Fund's designee for receiving orders of separate accounts that invest in the Fund. The Fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the NYSE restricts or suspends trading.

     Although the Fund generally intends to pay redemption proceeds solely in cash, the Fund reserves the right to determine, in its sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).


     Shares of the Fund are offered in connection with mixed and shared funding, i.e., to separate accounts of affiliated and unaffiliated insurance companies funding variable products. The Fund currently offers shares only to insurance company separate accounts. In the future, the Fund may offer them to pension and retirement plans that qualify for special federal income tax treatment. The Fund and AIM have applied for regulatory relief to enable the Fund's shares to be sold to and held by one or more Fund of Funds (open-end management investment companies or series thereof that offer their shares exclusively to insurance companies, their separate accounts and/or qualified plans). The Fund plans to offer its shares to Fund of Funds following receipt of the requested regulatory relief. Due to differences in tax treatment and other considerations, the interests of Fund shareholders, including variable product owners and plan participants investing in the Fund (whether directly or indirectly through Fund of Funds), may conflict.


     Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one insurance company separate account investing directly or indirectly in a Fund could cause variable products funded through another insurance company separate account to lose their tax-deferred status, unless remedial actions were taken. The Board of Trustees (the Board) of the Fund will monitor for the existence of any material conflicts and determine what action, if any, should be taken. A Fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account (or plan) withdrawing because of a conflict.

Excessive Short-Term Trading Activity Disclosures

     The Fund's investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the Fund's shares (i.e., purchases of Fund shares followed shortly thereafter by redemptions of such shares, or vice versa) may hurt the long-term performance of the Fund by requiring it to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of the Fund by causing it to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of Fund shares held by long-term investors may be diluted.

     The Board has adopted policies and procedures designed to discourage excessive short-term trading of Fund shares. The Fund may alter its policies and procedures at any time without giving prior notice to Fund shareholders, if the advisor believes the change would be in the best interests of long-term investors.

     Pursuant to the Fund's policies and procedures, AIM and its affiliates (collectively the AIM Affiliates) currently use the following tools designed to discourage excessive short-term trading in the Fund:

       (1)trade activity monitoring; and
       (2)the use of fair value pricing consistent with procedures approved by the Board.
     Each of these tools is described in more detail below.
     In addition, restrictions designed to discourage or curtail excessive short-term trading activity may be imposed by the insurance companies and/or their separate accounts that invest in the Fund on behalf of variable product owners. Variable product owners should refer to the applicable contract and related prospectus for more details.
     TRADE ACTIVITY MONITORING
     To detect excessive short-term trading activities, the AIM Affiliates will monitor, on a daily basis, selected aggregate purchase, or redemption trade orders placed by insurance companies and/or their separate accounts. The AIM Affiliates will seek to work with insurance companies to discourage variable product owners from engaging in abusive trading practices. However, the ability of the AIM Affiliates to monitor trades that are placed by variable product owners is severely if not completely limited due to the fact that the insurance companies trade with the Fund through omnibus accounts, and maintain the exclusive relationship with, and are responsible for maintaining the account records of, their variable product owners. There may also be legal and technological limitations on the ability of insurance companies to impose restrictions on the trading practices of their variable product owners. As a result, there can be no guarantee that the AIM Affiliates will be able to detect or deter market timing by variable product owners.

     If, as a result of this monitoring, the AIM Affiliates believe that a variable product owner has engaged in excessive short-term trading (regardless of whether or not the insurance company's own trading restrictions are exceeded), the AIM Affiliates will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the insurance company to take action to stop such activities, or (ii) refusing to process future purchases related to such activities in the insurance company's account with the Fund. AIM Affiliates will use reasonable efforts to apply the Fund's policies uniformly given the potential limitations described above.

     FAIR VALUE PRICING
     Securities owned by the Fund are to be valued at current market value if market quotations are readily available. All other securities and assets of the Fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of the Fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.
     See "Pricing of Shares -- Determination of Net Asset Value" for more information.
     RISKS
     There is the risk that the Funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive short-term trading. Although these policies and procedures, including the tools described above, are designed to discourage excessive short-term trading, they do not eliminate the possibility that excessive short-term trading activity in the Fund will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with the best interests of long-term investors. However, there can be no assurance that the AIM Affiliates will be able to gain access to any or all of the information necessary to detect or prevent excessive short-term trading by a variable product owner. While the AIM Affiliates and the Fund may seek to take actions with the assistance of the insurance companies that invest in the Fund, there is the risk that neither the AIM Affiliates nor the Fund will be successful in their efforts to minimize or eliminate such activity.
Pricing of Shares
     DETERMINATION OF NET ASSET VALUE
     The price of the Fund's shares is the Fund's net asset value per share. The Fund values portfolio securities for which market quotations are readily available at market value. The Fund values all other securities and assets for which market quotations are not readily available at their fair value in good faith using procedures approved by the Board of the Fund. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

     Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the Fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Advisor determines that the closing price of the security is unreliable, the Advisor will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.
     Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual Funds to calculate their net asset values.
     The Advisor may use indications of fair value from pricing services approved by the Board. In other circumstances, the Advisor valuation committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, the Advisor routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board. Specific types of securities are valued as follows:
     Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, the Advisor will value the security at fair value in good faith using procedures approved by the Board.
     Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If an issuer specific event has occurred that the Advisor determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. The Advisor also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where the Advisor believes, at the approved degree of certainty, that the price is not reflective of current market value, the Advisor will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.
     Fund securities primarily traded on foreign markets may trade on days that are not business days of the Fund. Because the net asset value of Fund shares is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the Fund.
     Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service is unreliable, the Advisor the valuation committee may fair value the security using procedures approved by the Board.
     Short-term Securities: The Fund's short-term investments are valued at amortized cost when the security has 60 days or less to maturity.
     Futures and Options: Futures and options are valued on the basis of market quotations, if available.
     Open-end Funds: To the extent the Fund invests in other open-end Funds, the investing Fund will calculate its net asset value using the net asset value of the underlying Fund in which it invests.
     The Fund discloses portfolio holdings at different times and with different lag times to insurance companies issuing variable products that invest in the Fund, and in annual, semi-annual and quarterly shareholder reports. Refer to such reports to determine the types of securities in which a Fund has invested. You may also refer to the Statement of Additional Information to determine what types of securities in which the Fund may invest. You may obtain copies of these reports or of the
     Statement of Additional Information from the insurance company that issued your variable product, or from the advisor as described on the back cover of this prospectus.
     The Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or earlier NYSE closing time that day.
     Taxes                          [GRAPHIC]
     The amount, timing and character of distributions to the separate account may be affected by special tax rules applicable to certain investments purchased by the Fund. Variable product owners should refer to the prospectus for their variable products for information regarding the tax consequences of owning such variable products and should consult their tax advisors before investing.
     Dividends And Distributions    [GRAPHIC]
     DIVIDENDS
     The Fund generally declares and pays dividends, if any, annually to separate accounts of insurance companies issuing the variable products.
     The Fund expects that its distributions will consist primarily of capital gains.
     CAPITAL GAINS DISTRIBUTIONS
     The Fund generally distributes long-term and short-term capital gains, if any, annually to separate accounts of insurance companies issuing the variable products.
     At the election of insurance companies issuing the variable products dividends and distributions are automatically reinvested at net asset value in shares of the Fund.
Voting Rights
Since the shares of the Fund are owned by your insurance company and not by you directly, you will not vote shares of the Fund. Your insurance company will vote the shares that it holds as required by state and federal law. Your contract prospectus contains more information on your rights to instruct your insurance company how to vote Fund shares held in connection with your contract. Share Classes
The Fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan", which is described in this prospectus.
Distribution Plan
The Fund has adopted a distribution or "Rule 12b-1" plan for its Series II shares. The plan allows the Fund to pay distribution fees to life insurance companies and others to promote the sale and distribution of Series II shares. The plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Fund). Because the Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your interest and may cost you more than other types of charges.
Payments To Insurance Companies

The insurance company that issued your variable product, or one of its affiliates may receive all the Rule 12b-1 distribution fees discussed above. In addition to those payments, ADI, the distributor of the Fund, or one or more of its corporate affiliates, may make additional cash revenue sharing payments to the insurance company or an affiliate in connection with promotion of the Fund and certain other marketing support services. ADI makes these payments from its own resources.


ADI makes revenue sharing payments as incentives to certain insurance companies to promote the sale and retention of shares of the Fund. The benefits ADI receives when it makes these payments may include, among other things, adding the Fund to the list of underlying investment options in the insurance companies' variable products, and access (in some cases on a preferential basis over other competitors) to individual members of the insurance companies' sales force or to the insurance companies' management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the insurance company for including the Fund in its variable products (on its "sales shelf"). ADI compensates insurance companies differently depending typically on the level and/or type of considerations provided by the insurance company. The revenue sharing payments ADI makes may be calculated on sales of shares of the Fund (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold to the insurance company during the particular period. Such payments also may be calculated on the average daily net assets of the Fund attributable to that particular insurance company (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make sales of shares of the Fund and Asset-Based Payments primarily create incentives to retain assets of the Fund in insurance company separate accounts.


ADI is motivated to make the payments described above in order to promote the sale of Fund shares and the retention of those investments by clients of insurance companies. To the extent insurance companies sell more shares of the Fund or retain shares of the Fund in their variable product owners' accounts, ADI benefits from the incremental management and other fees paid to ADI by the Fund with respect to those assets.


In addition to the payments listed above, the Advisor may also reimburse insurance companies for certain administrative services provided to variable product owners. Under a Master Administrative Services Agreement, between the Fund and the Advisor, the Advisor is entitled to receive from the Fund reimbursement of its costs or such reasonable compensation as may be approved by the Board of the Fund. Under this arrangement, the Advisor provides, or assures that insurance companies issuing variable products will provide, certain variable product owner-related services. These services, include, but are not limited to, facilitation of variable product owners' purchase and redemption requests; distribution to existing variable product owners of copies of Fund prospectuses, proxy materials, periodic Fund reports, and other materials; maintenance of variable product owners' records; and fund services and communications. Currently, these administrative service payments made by the Fund to the Advisor are subject to an annual limit of 0.25% of the average net assets invested in the Fund by each insurance company. Any amounts paid by the Advisor to an insurance company in excess of 0.25% of the average net assets invested in the Fund are paid by the Advisor out of its own financial resources, and not out of the Fund's assets.

You can find further details in the Statement of Additional Information about these payments and the services provided by insurance companies. In certain cases these payments could be significant to the insurance company. Your insurance company may charge you additional fees or commissions, on your variable product other than those disclosed in this prospectus. You can ask your insurance company about any payments it receives from AIM, ADI, or the Fund, as well as about fees and/or commissions it charges.

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Fund's Series II shares. Certain information reflects the financial results for a single Series II Fund share. The total returns in the table represent the annual percentages that an investor would have earned (or lost) on an investment in a share of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent registered public accountants, whose report, along with the financial statements, is included in the Fund's Annual Report. This Report is available without charge by contacting ADI at the address or telephone number on the back cover of this Prospectus.




                                                             April 30, 2004
                                                              (Date sales
                                                             commenced) to
                                                              December 31,
                                                                  2004
 -----------------------------------------------------------------------------
 Net asset value, beginning of period                            $11.09
 -----------------------------------------------------------------------------
 Income from investment operations:
   Net investment income (loss)                                   (0.02)
 -----------------------------------------------------------------------------
   Net gains on securities (both realized and unrealized)          1.35
 -----------------------------------------------------------------------------
     Total from investment operations                              1.33
 -----------------------------------------------------------------------------
 Less distributions:
   Dividends from net investment income                           (0.04)
 -----------------------------------------------------------------------------
   Distributions from net realized gains                          (0.01)
 -----------------------------------------------------------------------------
     Total distributions                                          (0.05)
 -----------------------------------------------------------------------------
 Net asset value, end of period                                  $12.37
 -----------------------------------------------------------------------------
 Total return/(a)/                                                11.98%
 -----------------------------------------------------------------------------
 Ratios/supplemental data:
 Net assets, end of period (000s omitted)                        $   11
 -----------------------------------------------------------------------------
 Ratio of expenses to average net assets:
   With fee waivers and/or expense reimbursement                   1.45%/(b)/
 -----------------------------------------------------------------------------
   Without fee waivers and/or expense reimbursements               1.60%/(b)/
 -----------------------------------------------------------------------------
 Ratio of net investment income (loss) to average net assets      (0.16)%/(b)/
 -----------------------------------------------------------------------------
 Portfolio turnover rate/(c)/                                        15%
 -----------------------------------------------------------------------------


/(a)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.


/(b)/Ratios are annualized and based on average daily net assets of $9,989.


/(c)/Not annualized for periods less than one year.

                       Obtaining Additional Information
--------------------------------------------------------------------------------
More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the Fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the Fund's investments. The Fund's annual report also discusses the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. Beginning with the fiscal periods ending after July 9, 2004, the Fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you wish to obtain free copies of the Fund's current SAI, or annual or semiannual reports, please contact the insurance company that issued your variable products, or you may contact us by mail at A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173 or

                          By Telephone: (800) 410-4246

Because you cannot purchase shares of the Fund directly, these documents have not been made available on our website
The Fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable products that invest in the Fund.
You can also review and obtain copies of the Fund's SAI, financial reports, the Fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Room, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.
  AIM V.I. Leisure Fund Series II
  SEC 1940 Act file number: 811-7452

                     [LOGO] Your goals
                      Our solutions/R/
                                   AIM
AIMinvestments.com         Investments

PROSPECTUS | April 29, 2005
AIM V.I. SMALL COMPANY GROWTH FUND
SERIES I SHARES
A mutual fund sold exclusively to insurance company separate accounts funding variable annuity contracts and variable life insurance policies.

This prospectus contains important information about the Series I class shares (Series I shares) of the Fund. Please read it before investing and keep it for future reference.


TABLE OF CONTENTS
Investment Goals, Strategies, And Risks....2
Disclosure Of Portfolio Holdings...........3
Fund Performance...........................3
Fee Table, Expense Example, And Hypothetical
  Investment And Expense Information.......4
Investment Risks...........................5
Principal Risks Associated With The Fund...5
Temporary Defensive Positions..............6
Fund Management............................7
Portfolio Manager(s).......................8
Purchase And Redemption Of Shares..........8
Excessive Short-Term Trading Activity
  Disclosures..............................9
Pricing Of Shares.........................10
Taxes.....................................11
Dividends And Distributions...............11
Voting Rights.............................11
Share Classes.............................11
Payments To Insurance Companies...........11
Financial Highlights......................13

The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.
No dealer, salesperson, or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus, and you should not rely on such other information or representations.
The Securities and Exchange Commission has not approved or disapproved the shares of this Fund. Likewise, the Commission has not determined if this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a federal crime.
  AIM VARIABLE INSURANCE FUNDS
[LOGO] Your goals
Our solutions/R/
AIM
Investments/R/

     A I M Advisors, Inc. (AIM or Advisor) is the investment advisor for the Fund. Prior to April 30, 2004, the Fund was a series portfolio of INVESCO Variable Investment Funds, Inc., a Maryland corporation (the Company). On April 30, 2004, the Fund became a series portfolio of AIM Variable Insurance Funds, a Delaware statutory trust. Prior to April 30, 2004, INVESCO Funds Group, Inc. (INVESCO) served as the investment advisor for the series portfolio of the Company.

     Shares of the Fund are used as investment vehicles for variable annuity contracts and variable life insurance policies (variable products) issued by certain insurance companies. You cannot purchase shares of the Fund directly. As an owner of a variable product (variable product owner) that offers the Fund as an investment option, however, you may allocate your variable product values to a separate account of the insurance company that invests in shares of the Fund.
     Your variable product is offered through its own prospectus, which contains information about your variable product, including how to purchase the variable product and how to allocate variable product values to the Fund.
THIS PROSPECTUS WILL TELL YOU MORE ABOUT:
     Investment Goals & Strategies  [GRAPHIC]
[LOGO]Potential Investment Risks
     Past Performance                [LOGO]
        ---------------------------------------------------------------
                                    [GRAPHIC]
     [LOGO]
          Investment Goals, Strategies, And Risks
FOR MORE DETAILS ABOUT  The Fund seeks long-term capital growth. It is
EACH FUND'S MARKET      actively managed. The Fund invests primarily in
OUTLOOK, PLEASE SEE THE equity secu-rities and equity-related instruments
MOST RECENT ANNUAL OR   that the Advisor believes will rise in price
SEMIANNUAL REPORT.      faster than other securities, as well as in
                        options and other investments whose values are based upon the values of equity securities.
                        The Fund normally invests at least 80% of its net assets in small-capitalization companies. The
                        Fund con-siders a company to be a
                        small-capitalization company if it has a market capitalization, at the time of pur-chase, no larger than the largest capitalized company included in the Russell 2000(R) Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell 2000(R) Index is a widely recognized, unmanaged index of common stocks that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.
     We are primarily looking for companies in the developing stages of their life cycles, which are currently priced below our estimation of their potential, have earnings which may be expected to grow faster than the U.S. economy in general, and/or offer the potential for accelerated earnings growth due to rapid growth of sales, new products, management changes, and/or structural changes in the economy.

     The Fund may invest up to 25% of its assets in securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation. When suitable opportunities are available, the Fund may invest in initial public offerings (IPOs) of securities.

     The Fund is managed in the growth style. The advisor uses a research-oriented "bottom up" investment approach to create the Fund's investment portfolio focusing on company fundamentals and growth prospects when selecting securities.
     We seek securities for the Fund that meet the following standards:
    . Exceptional growth: The markets and industries they represent are growing significantly faster than the economy as a whole.
    . Leadership: They are leaders -- or emerging leaders -- in these markets, securing their positions through technology, marketing, distribution or some other innovative means.
    . Financial validation: Their returns -- in the form of sales unit growth, rising operating margins, internal funding and other factors -- demonstrate exceptional growth and leadership.
     Growth investing may be more volatile than other investment styles because growth stocks are more sensitive to investor perceptions of an issuing company's growth potential. Growth-oriented funds typically will underperform value-oriented funds when investor sentiment favors the value investing style.
     Investments in small, developing companies carry greater risk than investments in larger, more established companies. Developing companies generally face intense competition and have a higher rate of failure than larger companies.

     At any given time, the Fund may be subject to sector risk. Companies with similar lines of business (for example, financial services, health, or technology) are grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. The Fund is not limited with respect to sectors in which it can invest. If the portfolio manager allocates more of the Fund's portfolio holdings to a particular economic sector, the Fund's overall performance will be more susceptible to the economic, business, or other developments which generally affect that sector. The Fund can still be diversified, even if it is heavily weighted in one or more sectors.

     IPOs of securities issued by unseasoned companies with little or no operating history are risky and their prices are highly volatile, but they can result in very large gains in their initial trading. There can be no assurance that the Fund will have favorable IPO investment opportunities in the future. Attractive IPOs are often oversubscribed and may not be available to the Fund, or may be available in only very limited quantities.


     The Fund is subject to other principal risks such as potential conflicts, market, liquidity, counterparty, foreign securities, and lack of timely information risks. These risks are described and discussed later in the Prospectus under the headings "Investment Risks" and "Principal Risks Associated With The Fund." An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. As with any mutual fund, there is always a risk that an investment in the Fund may lose money.

     Disclosure Of Portfolio Holdings
     A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Fund's Statement of Additional Information.
     Fund Performance                [LOGO]
     The bar chart and table below show the Fund's Series I shares actual yearly performance (commonly known as its "total return") for the years ended December 31 since inception. Remember, past performance does not indicate how the Fund will perform in the future.
     The Fund's average annual total returns shown below are net of its expenses, but do not reflect the additional fees and expenses assessed in connection with your variable product. If those variable product fees and expenses were included, the returns would be less than those shown. The following performance table compares the Fund's performance to those of an unmanaged broad-based securities market index, style-specific index and peer group index. The Fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the Fund may deviate significantly from the performance of the indices shown below.

    AIM V.I. SMALL COMPANY GROWTH FUND
                (SERIES I)
     ACTUAL ANNUAL TOTAL RETURN/1,2/
-------------------------------------------------------------
                                    [CHART]
 1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----
16.38%   91.06%  (14.98%) (18.54%) (31.11%)  33.43%    13.90%
-------------------------------------------------------------
Best Calendar Qtr.   12/99 47.92%
Worst Calendar Qtr. 9/01 (29.42%)


-----------------------------------------------------------------
                                   AVERAGE ANNUAL TOTAL RETURN
                                   FOR THE PERIODS ENDED 12/31/04
                                   ------------------------------
                                                        SINCE
                                   1 YEAR   5 YEARS   INCEPTION
-----------------------------------------------------------------
 AIM V.I. Small Company Growth
  Fund (Series I)/1/               13.90%   (6.23%)   6.57%/2/
 S&P 500 Index/3,4/                10.87%   (2.30%)   5.72%/2/
 Russell 2000(R) Growth Index/4,5/ 14.31%   (3.57%)   2.48%/2/
 Lipper Small-Cap
  Growth Fund Index/4,6/           10.79%   (1.51%)   5.65%/2/
-----------------------------------------------------------------

   /1/ For periods prior to April 30, 2004, performance shown relates to a predecessor fund advised by INVESCO. Total return figures include reinvested dividends and capital gain distributions and the effect of the Fund's expenses.
   /2/ The Fund commenced investment operations on August 22, 1997. Index comparisons begin on August 31, 1997.

   /3/ The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. Stock market performance. The Fund has also included the Russell 2000(R) Growth Index, which the Fund believes more closely reflects the performance of the securities in which the Fund invests. In addition, the Lipper Small-Cap Growth Fund Index (which may or may not include the Fund) is included for comparison to a peer-group.


   /4/ The indices may not reflect payment of fees, expenses or taxes.

   /5/ The Russell 2000(R) Growth Index measures the performance of those
       Russell 2000(R) Index companies with higher price-to-book ratios and higher forecasted growth values.

   /6/ The Lipper Small-Cap Growth Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Small-Cap Growth Classification. These funds, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median market capitalization of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-Cap Growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.


Fee Table, Expense Example, And Hypothetical Investment And Expense Information

     The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable product owner buys, holds, or redeems interest in an insurance company separate account that invests in the Series I shares of the Fund but does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.
     SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                     Series I shares
Maximum Sales Charge (Load)                N/A
Maximum Deferred Sales Charge (Load)       N/A

   -----

   "N/A" in the above table means "not applicable."

     ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)/1/

                                     Series I shares
Management Fees                           0.75%
Other Expenses                            0.61%
Total Annual Fund Operating Expenses      1.36%
Fee Waiver/2,3/                           0.06%
Net Annual Fund Operating Expenses        1.30%




 /1/ Except as otherwise noted, figures shown in the table are for the year ended December 31, 2004 and are expressed as a percentage of the Fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.




 /2/ The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 1.30% of average daily nets assets for each series portfolio of AIM Variable Insurance Funds. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The expense limitation is in effect through April 30, 2006.


 /3/ Effective January 1, 2005 through June 30, 2006, the advisor has contractually agreed to waive a portion of its advisory fees. The Fee Waiver reflects this agreement. (See "Fund Management-Investment Advisor").

     EXPENSE EXAMPLE

     The Example is intended to help you compare the cost of investing in the Fund's Series I shares to the cost of investing in other mutual funds. The Example also does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.




     The Example assumes that you invest $10,000 in the Fund's Series I shares for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same and includes the effect of any contractual fee waivers and/or expense reimbursements. To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


                                      1 year 3 years 5 years 10 years
                                      ------ ------- ------- --------
Series I shares
  AIM V.I. Small Company Growth Fund   $132   $425    $739    $1,630

     HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION




     The following supplemental hypothetical investment information provides additional information in a different format from the preceding Fee Table about the effect of a fund's expenses, including investment advisory fees and other Fund costs, on the Fund's return over a 10-year period. Because a fund's annual return when quoted is already reduced by the fund's fees and expenses for that year, this hypothetical expense information is intended to help you understand the annual and cumulative impact of a fund's fees and expenses on your investment. Assuming a hypothetical investment of $10,000 in the Fund and a 5% return before expenses each year, the chart shows the cumulative return before expenses, the cumulative return after expenses, the ending balance and the estimated annual expenses for each year one through ten. The chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The annual expense ratio, which is the same as stated in the Fee Table above, is reflected in the chart and is net of any contractual fee waiver or expense reimbursement. There is no assurance that the current annual expense ratio will be the expense ratio for the Fund. To the extent that the advisor makes any waivers or reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account any fees and expenses assessed in connection with your variable product; if they did, the expenses shown would be higher, while the ending balance shown would be lower. You should understand that this is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.


Series I--Annual Expense
Ratio 1.30%                Year 1     Year 2     Year 3     Year 4     Year 5     Year 6     Year 7     Year 8     Year 9
----------------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
 Expenses                     5.00%     10.25%     15.76%     21.55%     27.63%     34.01%     40.71%     47.75%     55.13%
Cumulative Return After
 Expenses                     3.70%      7.54%     11.52%     15.64%     19.92%     24.36%     28.96%     33.73%     38.68%
End of Year Balance      $10,370.00 $10,753.69 $11,151.58 $11,564.18 $11,992.06 $12,435.77 $12,895.89 $13,373.04 $13,867.84
Estimated Annual
 Expenses                $   132.41 $   137.30 $   142.38 $   147.65 $   153.12 $   158.78 $   164.66 $   170.75 $   177.07
----------------------------------------------------------------------------------------------------------------------------


Series I--Annual Expense
Ratio 1.30%               Year 10
-----------------------------------
Cumulative Return Before
 Expenses                    62.89%
Cumulative Return After
 Expenses                    43.81%
End of Year Balance      $14,380.95
Estimated Annual
 Expenses                $   183.62
-----------------------------------



[LOGO]Investment Risks
BEFORE ALLOCATING VARIA- You should determine the level of risk with which
BLE PRODUCT VALUES TO    you are comfortable before you allocate contract
THE FUND, YOU SHOULD     values to the Fund. The principal risks of any
DETERMINE THE LEVEL OF   mutual fund, including the Fund, are:
RISK WITH WHICH YOU ARE
COMFORTABLE. TAKE INTO   Not Insured. Mutual funds are not insured by the
ACCOUNT FACTORS LIKE     FDIC or any other government agency, unlike bank
YOUR AGE, CAREER, INCOME deposits such as CDs or savings accounts.
LEVEL, AND TIME HORIZON.
                         No Guarantee. No mutual fund can guarantee that it will meet its investment objectives.
                         Possible Loss Of Investment. A mutual fund cannot guarantee its performance, nor assure you that the market value of your investment will increase. You may lose the money you invest, and the Fund will not reimburse you for any of these losses.
                         Volatility. The price of Fund shares will increase or decrease with changes in the value of the Fund's underlying investments and changes in the equity markets as a whole.

[LOGO]Principal Risks Associated With The Fund

     You should consider the special risk factors discussed below associated with the Fund's policies in determining the appropriateness of allocating your contract values to the Fund. See the Statement of Additional Information for a discussion of additional risk factors.
     MARKET RISK
     Equity stock prices vary and may fall, thus reducing the value of the Fund's investment. Certain stocks selected for the Fund's portfolio may decline in value more than the overall stock market. In general, the securities of small companies are more volatile than those of mid-size companies or large companies.
     LIQUIDITY RISK
     The Fund's portfolio is liquid if the Fund is able to sell the securities it owns at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security.
     Investments in smaller companies or in foreign companies or companies in emerging markets are subject to a variety of risks, including potential lack of liquidity.
     DERIVATIVES RISK
     A derivative is a financial instrument whose value is "derived," in some manner, from the price of another security, index, asset, or rate. Derivatives include options contracts, among a wide range of other instruments. The principal risk of investments in derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Some derivatives are more sensitive to interest rate changes and market price fluctuations than others. Also, derivatives are subject to counterparty risk, described below.
     Options are a common type of derivative that a Fund may occasionally use to hedge investments. An option is the right to buy and sell a security or other instrument, index, or commodity at a specified price on or before a specific date. The use of options may increase the performance of the Fund, but may also increase market risk. Other types of derivatives include futures, swaps, caps, floors, and collars.
     COUNTERPARTY RISK
     This is a risk associated primarily with repurchase agreements and some derivatives transactions. It is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the Fund.
     FOREIGN SECURITIES RISKS
     Investments in foreign and emerging markets carry special risks, including currency, political, regulatory, and diplomatic risks.
       Currency Risk. A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of the Fund's investment in a security valued in the foreign currency, or based on that currency value. Political Risk. Political actions, events, or instability may result in unfavorable changes in the value of a security.
       Regulatory Risk. Government regulations may affect the value of a security. In foreign countries, securities markets that are less regulated than those in the U.S. may permit trading practices that are not allowed in the U.S.
       Diplomatic Risk. A change in diplomatic relations between the U.S. and a foreign country could affect the value or liquidity of investments.
     LACK OF TIMELY INFORMATION RISK
     Timely information about a security or its issuer may be unavailable, incomplete, or inaccurate. This risk is more common to securities issued by foreign companies and companies in emerging markets than it is to the securities of U.S.-based companies.

     PORTFOLIO TURNOVER RISK


     The Fund's investments may be bought and sold relatively frequently. A high turnover rate may affect the Fund's performance because it results in higher brokerage commissions.

                 --------------------------------------------
     Although the Fund generally invests in publicly traded equity securities of growing companies, the Fund also may invest in other types of securities and other financial instruments indicated in the chart below. Although these investments typically are not part of the Fund's principal investment strategy, they may constitute a significant portion of the Fund's portfolio, thereby possibly exposing the Fund and its investors to the following additional risks.

INVESTMENT                                                                              RISKS
--------------------------------------------------------------------------------------------------------------------------
American Depositary Receipts (ADRs)
These are securities issued by U.S. banks that represent shares of foreign corporations Market, Information, Political,
held by those banks. Although traded in U.S. securities markets and valued in U.S.      Regulatory, Diplomatic, Liquidity,
dollars, ADRs carry most of the risks of investing directly in foreign securities.      and Currency Risks
--------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements
A contract under which the seller of a security agrees to buy it back at an agreed-upon Counterparty Risk price and time in the future.
--------------------------------------------------------------------------------------------------------------------------

[LOGO]Temporary Defensive Positions
     When securities markets or economic conditions are unfavorable or unsettled, the Advisor might try to protect the assets of the Fund by investing in securities that are highly liquid, such as high-quality money market instruments like short-term U.S. government obligations, commercial paper, or repurchase agreements, even though that is not the normal investment strategy of the Fund. The Advisor has the right to invest up to 100% of the Fund's assets in these securities, although we are unlikely to do so. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, they also have their own risks. Investments that are highly liquid or comparatively safe tend to offer lower returns. Therefore, the Fund's performance could be comparatively lower if it concentrates in defensive holding.

Fund Management
                         INVESTMENT ADVISOR

AIM AND ADI ARE SUBSIDIARIES AIM is the investment advisor for the Fund and is
OF AMVESCAP PLC, AN          responsible for its day-to-day management. AIM is
INTERNATIONAL INVESTMENT     located at 11 Greenway Plaza, Suite 100, Houston,
MANAGEMENT COMPANY THAT      Texas 77046-1173. The Advisor supervises all
MANAGES MORE THAN $382       aspects of the Fund's operations and provides
BILLION IN ASSETS WORLDWIDE. investment advisory services to the Fund, AMVESCAP IS BASED IN LONDON, including obtaining and evaluating economic,
WITH MONEY MANAGERS          statistical and financial information to
LOCATED IN EUROPE, NORTH     formulate and implement investment programs for
AND SOUTH AMERICA, AND THE   the Fund. AIM has acted as an investment advisor
FAR EAST.                    since its organization in 1976. Today, AIM,
                             together with its subsidiaries, advises or manages over 200 investment portfolios, encompassing a broad range of investment objectives.
                             A I M Distributors, Inc. (ADI) is the Fund's distributor and is responsible for the sale of the Fund's shares. AIM and ADI are subsidiaries of AMVESCAP PLC.
                             Prior to April 30, 2004, INVESCO served as the investment advisor for the Fund. During the fiscal year ended December 31, 2004, AIM or INVESCO received compensation of 0.67% of average daily net assets. The annual management fee payable to the investment advisor pursuant to the invest-ment advisory agreement for the year ended
                             December 31, 2004, was 0.75% of average daily net assets, based on net asset levels. AIM has contractually agreed to advisory fee waivers for the period January 1, 2005 to June 30, 2006. The advisor will waive advisory fees to the extent neces-sary so that the advisory fee payable does not exceed the advisory fee rates after January
                             1, 2005. Following are the advisory fee rates before and after January 1, 2005.


     ----------------------------------------------------------------------
     ADVISORY FEE RATES BEFORE               ADVISORY FEE RATES AFTER
     JANUARY 1, 2005 WAIVER                   JANUARY 1, 2005 WAIVER
     ----------------------------------------------------------------------
     0.75% of average daily net assets     0.745% of the first $250 million
                                             0.73% of the next $250 million
                                            0.715% of the next $500 million
                                             0.70% of the next $1.5 billion
                                            0.685% of the next $2.5 billion
                                             0.67% of the next $2.5 billion
                                            0.655% of the next $2.5 billion
                                       0.64% of the excess over $10 billion

     On October 8, 2004, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM Funds) and AIM reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission (SEC), the New York Attorney General (NYAG) and the Colorado Attorney General (COAG), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. (ADI) (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

     Under the settlements, $325 million will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and $50 million will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity. These settlement Funds will be distributed in accordance with a methodology to be determined by an independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. In addition, as required by the settlements, AIM is undertaking certain governance and compliance reforms and reviewing its policies and procedures.


     At the request of the trustees of the AIM Funds, AMVESCAP PLC (AMVESCAP), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by such Funds related to market timing matters.

     The independent trustees of the AIM Funds have been assisted by their own independent counsel and financial expert in their own investigation of market timing activity in the AIM Funds. A special committee, consisting of four independent trustees, was formed to oversee this investigation. None of the costs of this investigation will be borne by the AIM Funds or by Fund shareholders.
     IFG, AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or dis-tribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. Additional regulatory inquiries related to these or other issues may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

     A number of private civil lawsuits related to market timing, late trading and related issues have been filed against (depending on the lawsuit) certain of the AIM Funds, IFG, AIM, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties. All such lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland for consolidated or coordinated pre-trial proceedings. Other private civil lawsuits have been filed against (depending on the lawsuit) IFG, AIM, ADI, certain related entities, certain of their current and former officers and/or certain of the AIM Funds and their trustees alleging the improper use of fair value pricing, excessive advisory and/or distribution fees, improper charging of distribution fees on limited offering Funds or share classes and improper mutual fund sales practices and directed-brokerage arrangements and participation in class action settlements.


     Additional civil lawsuits related to the above or other issues may be filed by private litigants or by regulators against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

     You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the Fund's Statement of Additional Information and on AIM's Internet website under the heading "Settled Enforcement Actions and Investigations Related to Market Timing, Regulatory Inquiries and Pending Litigation" (http://www.aiminvestments.com/regulatory).
     As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.
Portfolio Manager(s)
     Jay K. Rushin, Portfolio Manager, is primarily responsible for the day-to-day management of the Fund's portfolio. He has been responsible for the Fund since 2004 and has been associated with the Advisor and/or its affiliates since 1998.
     He is assisted by the Advisor's Aggressive Growth Team, which may be comprised of portfolio managers, research analysts and other investment professionals of the Advisor. Team members provide research support and make securities recommendations with respect to the Fund's portfolio, but do not have day-to-day management responsibilities with respect to the Fund's portfolio. Members of the team may change from time to time. More information on the team, including biographies of other members of the team, may be found on the Advisor's website (http://www.aiminvestments.com). The website is not part of this prospectus.
     The Fund's Statement of Additional Information provides additional information about the portfolio manager's investments in the Fund, a description of his compensation structure, and information regarding other accounts he manages.
Purchase And Redemption Of Shares
     The Fund ordinarily effects orders to purchase and redeem shares at the Fund's next computed net asset value after it receives an order. Insurance companies participating in the Fund serve as the Fund's designee for receiving orders of separate accounts that invest in the Fund. The Fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the NYSE restricts or suspends trading.

     Although the Fund generally intends to pay redemption proceeds solely in cash, the Fund reserves the right to determine, in its sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).


     Shares of the Fund are offered in connection with mixed and shared funding, i.e., to separate accounts of affiliated and unaffiliated insurance companies, funding variable products. The Fund currently offers shares only to insurance company separate accounts. In the future, the Fund may offer them to pension and retirement plans that qualify for special federal income tax treatment. The Fund and AIM have applied for regulatory relief to enable the Fund's shares to be sold to and held by one or more Fund of Funds (open-end management investment companies or series thereof that offer their shares exclusively to insurance companies, their separate accounts and/or qualified plans). The Fund plans to offer its shares to Fund of Funds following receipt of the requested regulatory relief. Due to differences in tax treatment and other considerations, the interests of Fund shareholders, including variable product owners and plan participants investing in the Fund (whether directly or indirectly through Fund of Funds), may conflict.


     Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one insurance company separate account investing directly or indirectly in a Fund could cause variable products funded through another insurance company separate account to lose their tax-deferred status, unless remedial actions were taken. The Board of Trustees (the Board) of the Fund will monitor for the existence of any material conflicts and determine what action, if any, should be taken. A Fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account (or plan) withdrawing because of a conflict.

Excessive Short-Term Trading Activity Disclosures

     The Fund's investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the Fund's shares (i.e., purchases of Fund shares followed shortly thereafter by redemptions of such shares, or vice versa) may hurt the long-term performance of the Fund by requiring it to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of the Fund by causing it to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of Fund shares held by long-term investors may be diluted.

     The Board has adopted policies and procedures designed to discourage excessive short-term trading of Fund shares. The Fund may alter its policies and procedures at any time without giving prior notice to Fund shareholders, if the advisor believes the change would be in the best interests of long-term investors.

     Pursuant to the Fund's policies and procedures, AIM and its affiliates (collectively the AIM Affiliates) currently use the following tools designed to discourage excessive short-term trading in the Fund:

       (1)trade activity monitoring; and
       (2)the use of fair value pricing consistent with procedures approved by the Board.
     Each of these tools is described in more detail below.
     In addition, restrictions designed to discourage or curtail excessive short-term trading activity may be imposed by the insurance companies and/or their separate accounts that invest in the Fund on behalf of variable product owners. Variable product owners should refer to the applicable contract and related prospectus for more details.
     TRADE ACTIVITY MONITORING
     To detect excessive short-term trading activities, the AIM Affiliates will monitor, on a daily basis, selected aggregate purchase, or redemption trade orders placed by insurance companies and/or their separate accounts. The AIM Affiliates will seek to work with insurance companies to discourage variable product owners from engaging in abusive trading practices. However, the ability of the AIM Affiliates to monitor trades that are placed by variable product owners is severely if not completely limited due to the fact that the insurance companies trade with the Fund through omnibus accounts, and maintain the exclusive relationship with, and are responsible for maintaining the account records of, their variable product owners. There may also be legal and technological limitations on the ability of insurance companies to impose restrictions on the trading practices of their variable product owners. As a result, there can be no guarantee that the AIM Affiliates will be able to detect or deter market timing by variable product owners.

     If, as a result of this monitoring, the AIM Affiliates believe that a variable product owner has engaged in excessive short-term trading (regardless of whether or not the insurance company's own trading restrictions are exceeded), the AIM Affiliates will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the insurance company to take action to stop such activities, or (ii) refusing to process future purchases related to such activities in the insurance company's account with the Fund. AIM Affiliates will use reasonable efforts to apply the Fund's policies uniformly given the potential limitations described above.

     FAIR VALUE PRICING
     Securities owned by the Fund are to be valued at current market value if market quotations are readily available. All other securities and assets of the Fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of the Fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.
     See "Pricing of Shares -- Determination of Net Asset Value" for more information.
     RISKS
     There is the risk that the Funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive short-term trading. Although these policies and procedures, including the tools described above, are designed to discourage excessive short-term trading, they do not eliminate the possibility that excessive short-term trading activity in the Fund will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with the best interests of long-term investors. However, there can be no assurance that the AIM Affiliates will be able to gain access to any or all of the information necessary to detect or prevent excessive short-term trading by a variable product owner. While the AIM Affiliates and the Fund may seek to take actions with the assistance of the insurance companies that invest in the Fund, there is the risk that neither the AIM Affiliates nor the Fund will be successful in their efforts to minimize or eliminate such activity.

Pricing of Shares
     DETERMINATION OF NET ASSET VALUE
     The price of the Fund's shares is the Fund's net asset value per share.
     The Fund values portfolio securities for which market quotations are readily available at market value. The Fund values all other securities and assets for which market quotations are not readily available at their fair value in good faith using procedures approved by the Board of the Fund. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.
     Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the Fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Advisor determines that the closing price of the security is unreliable, the Advisor will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.
     Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual Funds to calculate their net asset values.
     The Advisor may use indications of fair value from pricing services approved by the Board. In other circumstances, the Advisor valuation committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, the Advisor routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board. Specific types of securities are valued as follows:
     Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, the Advisor will value the security at fair value in good faith using procedures approved by the Board.
     Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If an issuer specific event has occurred that the Advisor determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. The Advisor also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where the Advisor believes, at the approved degree of certainty, that the price is not reflective of current market value, the Advisor will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.
     Fund securities primarily traded on foreign markets may trade on days that are not business days of the Fund. Because the net asset value of Fund shares is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the Fund.
     Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service is unreliable, the Advisor the valuation committee may fair value the security using procedures approved by the Board.
     Short-term Securities: The Fund's short-term investments are valued at amortized cost when the security has 60 days or less to maturity.
     Futures and Options: Futures and options are valued on the basis of market quotations, if available.
     Open-end Funds: To the extent the Fund invests in other open-end Funds, the investing Fund will calculate its net asset value using the net asset value of the underlying Fund in which it invests.
     The Fund discloses portfolio holdings at different times and with different lag times to insurance companies issuing variable products that invest in the Fund, and in annual, semi-annual and quarterly shareholder reports. Refer to such reports to determine the types of securities in which a Fund has invested. You may also refer to the Statement of Additional Information to determine what types of securities in which the Fund may invest. You may obtain copies of these reports or of the
     Statement of Additional Information from the insurance company that issued your variable product, or from the advisor as described on the back cover of this prospectus.
     The Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or earlier NYSE closing time that day.
     Taxes                           [LOGO]
     The amount, timing and character of distributions to the separate account may be affected by special tax rules applicable to certain investments purchased by the Fund. Variable product owners should refer to the prospectus for their variable products for information regarding the tax consequences of owning such variable products and should consult their tax advisors before investing.
     Dividends And Distributions     [LOGO]
     DIVIDENDS
     The Fund generally declares and pays dividends, if any, annually to separate accounts of insurance companies issuing the variable products.
     The Fund expects that its distributions will consist primarily of capital gains.
     CAPITAL GAINS DISTRIBUTIONS
     The Fund generally distributes long-term and short-term capital gains, if any, annually to separate accounts of insurance companies issuing the variable products.
     At the election of insurance companies issuing the variable products dividends and distributions are automatically reinvested at net asset value in shares of the Fund.
Voting Rights
     Since the shares of the Fund are owned by your insurance company and not by you directly, you will not vote shares of the Fund. Your insurance company will vote the shares that it holds as required by state and federal law. Your contract prospectus contains more information on your rights to instruct your insurance company how to vote Fund shares held in connection with your contract.
Share Classes
     The Fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan". This prospectus relates to the Series I shares.
Payments to Insurance Companies

     ADI, the distributor of the Fund, or one or more of its corporate affiliates, may make cash revenue sharing payments to the insurance company that issued your variable product or its affiliates in connection with promotion of the Fund and certain other marketing support services. ADI makes these payments from its own resources.


     ADI makes revenue sharing payments as incentives to certain insurance companies to promote the sale and retention of shares of the Fund. The benefits ADI receives when it makes these payments may include, among other things, adding the Fund to the list of underlying investment options in the insurance companies' variable products, and access (in some cases on a preferential basis over other competitors) to individual members of the insurance companies' sales force or to the insurance companies' management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the insurance company for including the Fund in its variable products (on its "sales shelf"). ADI compensates insurance companies differently depending typically on the level and/or type of considerations provided by the insurance company. The revenue sharing payments ADI makes may be calculated on sales of shares of the Fund (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold to the insurance company during the particular period. Such payments also may be calculated on the average daily net assets of the Fund attributable to that particular insurance company (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make sales of shares of the Fund and Asset-Based Payments primarily create incentives to retain assets of the Fund in insurance company separate accounts.


     ADI is motivated to make the payments described above in order to promote the sale of Fund shares and the retention of those investments by clients of insurance companies. To the extent insurance companies sell more shares of the Fund or retain shares of the Fund in their variable product owners' accounts, ADI benefits from the incremental management and other fees paid to ADI by the Fund with respect to those assets.


     In addition to the payments listed above, the Advisor may also reimburse insurance companies for certain administrative services provided to variable product owners. Under a Master Administrative Services Agreement, between the Fund and the Advisor, the Advisor is entitled to receive from the Fund reimbursement of its costs or such reasonable compensation as may be approved by the Board of the Fund. Under this arrangement, the Advisor provides, or assures that insurance companies issuing variable products will provide, certain variable product owner-related services. These services, include, but are not limited to, facilitation of variable product owners' purchase and redemption requests; distribution to existing variable product owners of copies of Fund prospectuses, proxy materials, periodic Fund reports, and other materials; maintenance of variable product owners' records; and fund services and communications. Currently, these administrative service payments made by the Fund to the Advisor are subject to an annual limit of 0.25% of the average net assets invested in the Fund by each insurance company. Any amounts paid by the Advisor to an insurance company in excess of 0.25% of the average net assets invested in the Fund are paid by the Advisor out of its own financial resources, and not out of the Fund's assets.

     You can find further details in the Statement of Additional Information about these payments and the services provided by insurance companies. In certain cases these payments could be significant to the insurance company. Your insurance company may charge you additional fees or commissions, on your variable product other than those disclosed in this prospectus. You can ask your insurance company about any payments it receives from AIM, ADI, or the Fund, as well as about fees and/or commissions it charges.

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Fund's Series I shares. Certain information reflects the financial results for a single Series I Fund share. The total returns in the table represent the annual percentages that an investor would have earned (or lost) on an investment in a share of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent registered public accountants, whose report, along with the financial statements, is included in the Fund's Annual Report. This Report is available without charge by contacting ADI at the address or telephone number on the back cover of this Prospectus.




                                                                                        Year ended December 31,
                                                                   ----------------------------------------------------
                                                                        2004        2003        2002          2001
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 13.52        $ 10.14   $ 14.72       $ 18.07
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.14)         (0.08)    (0.00)/(a)/   (0.00)/(a)/
------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     2.03           3.46     (4.58)        (3.35)
------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                  1.89           3.38     (4.58)        (3.35)
------------------------------------------------------------------------------------------------------------------------
Less distributions from net realized gains                              --             --        --            --
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 15.41        $ 13.52   $ 10.14       $ 14.72
------------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                    13.98%         33.33%   (31.11)%      (18.54)%
------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $47,804        $49,598   $32,990       $39,211
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                      1.28%/(c)/     1.25%     1.25%         1.25%
------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                   1.36%/(c)/     1.30%     1.31%         1.29%
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets          (0.96)%/(c)/   (0.75)%   (0.87)%       (0.48)%
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                198%           133%       95%           88%
------------------------------------------------------------------------------------------------------------------------


                                                                   --------
                                                                       2000
--------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 22.01
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.00)/(a)/
--------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)    (3.35)
--------------------------------------------------------------------------------
    Total from investment operations                                 (3.35)
--------------------------------------------------------------------------------
Less distributions from net realized gains                           (0.59)
--------------------------------------------------------------------------------
Net asset value, end of period                                     $ 18.07
--------------------------------------------------------------------------------
Total return/(b)/                                                   (14.98)%
--------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $24,765
--------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                      1.37%
--------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                   1.43%
--------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets          (0.64)%
--------------------------------------------------------------------------------
Portfolio turnover rate                                                155%
--------------------------------------------------------------------------------


/(a)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.09), $(0.06) and $(0.08) for the years ended December 31, 2002, 2001 and 2000, respectively.


/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.


/(c)/Ratios are based on average daily net assets of $45,068,848.

                       Obtaining Additional Information
--------------------------------------------------------------------------------
More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the Fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the Fund's investments. The Fund's annual report also discusses the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. Beginning with the fiscal periods ending after July 9, 2004, the Fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.
If you wish to obtain free copies of the Fund's current SAI or annual or semiannual reports, please contact the insurance company that issued your variable products, or you may contact us by mail at A I M Distributors, Inc. 11 Greenway Plaza, Suite 100 Houston, TX 77046-1173

                          By Telephone: (800) 410-4246

Because you cannot purchase shares of the Fund directly, these documents have not been made available on our website.
The Fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable products that invest in the Fund.
You can also review and obtain copies of the Fund's SAI, financial reports, the Fund's Form N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Room, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.
  AIM V.I. Small Company Growth Fund Series I
  SEC 1940 Act file number: 811-7452

                     [LOGO] Your goals
                      Our solutions/R/
                                   AIM
AIMinvestments.com      Investments/R/

PROSPECTUS | April 29, 2005
AIM V.I. SMALL COMPANY GROWTH FUND
SERIES II SHARES
A mutual fund sold exclusively to insurance company separate accounts funding variable annuity contracts and variable life insurance policies.

This prospectus contains important information about the Series II class shares (Series II shares) of the Fund. Please read it before investing and keep it for future reference.


TABLE OF CONTENTS
Investment Goals, Strategies, And Risks..........   2
Disclosure Of Portfolio Holdings.................   3
Fund Performance.................................   4
Fee Table, Expense Example, And Hypothetical
  Investment And Expense Information.............   5
Investment Risks.................................   6
Principal Risks Associated With The Fund.........   6
Temporary Defensive Positions....................   7
Fund Management..................................   8
Portfolio Manager(s).............................   9
Purchase And Redemption Of Shares................   9
Excessive Short-Term Trading Activity Disclosures  10
Pricing Of Shares................................  11
Taxes............................................  12
Dividends And Distributions......................  12
Voting Rights....................................  12
Share Classes....................................  12
Distribution Plan................................  12
Payments To Insurance Companies..................  13
Financial Highlights.............................  14

The AIM family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions, are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.
No dealer, salesperson, or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus, and you should not rely on such other information or representations.
The Securities and Exchange Commission has not approved or disapproved the shares of this Fund. Likewise, the Commission has not determined if this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a federal crime.
  AIM VARIABLE INSURANCE FUNDS
[GRAPHIC] Your goals.
Our solutions./R/
AIM
Investments/R/

     A I M Advisors, Inc. (AIM or Advisor) is the investment advisor for the Fund. Prior to April 30, 2004, the Fund was a series portfolio of INVESCO Variable Investment Funds, Inc., a Maryland corporation (the Company). On April 30, 2004, the Fund became a series portfolio of AIM Variable Insurance Funds, a Delaware statutory trust. Prior to April 30, 2004, INVESCO Funds Group, Inc. (INVESCO) served as the investment advisor for the series portfolio of the Company.

     Shares of the Fund are used as investment vehicles for variable annuity contracts and variable life insurance policies (variable products) issued by certain insurance companies. You cannot purchase shares of the Fund directly. As an owner of a variable product (variable product owner) that offers the Fund as an investment option, however, you may allocate your variable product values to a separate account of the insurance company that invests in shares of the Fund.
     Your variable product is offered through its own prospectus, which contains information about your variable product, including how to purchase the variable product and how to allocate variable product values to the Fund.
THIS PROSPECTUS WILL TELL YOU MORE ABOUT:
     Investment Goals & Strategies  [GRAPHIC]
[LOGO]Potential Investment Risks
     Past Performance               [GRAPHIC]
        ---------------------------------------------------------------
                                    [GRAPHIC]
     [LOGO]
          Investment Goals, Strategies, And Risks
FOR MORE DETAILS ABOUT  The Fund seeks long-term capital growth. It is
EACH FUND'S MARKET      actively managed. The Fund invests primarily in
OUTLOOK, PLEASE SEE THE equity secu-rities and equity-related instruments
MOST RECENT ANNUAL OR   that the Advisor believes will rise in price
SEMIANNUAL REPORT.      faster than other securities, as well as in
                        options and other investments whose values are based upon the values of equity securities.
                        The Fund normally invests at least 80% of its net assets in small-capitalization companies. The
                        Fund con-siders a company to be a
                        small-capitalization company if it has a market capitalization, at the time of pur-chase, no larger than the largest capitalized company included in the Russell 2000(R) Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month.
     The Russell 2000(R) Index is a widely recognized, unmanaged index of common stocks that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.
     We are primarily looking for companies in the developing stages of their life cycles, which are currently priced below our estimation of their potential, have earnings which may be expected to grow faster than the U.S. economy in general, and/or offer the potential for accelerated earnings growth due to rapid growth of sales, new products, management changes, and/or structural changes in the economy.

     The Fund may invest up to 25% of its assets in securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation. When suitable opportunities are available, the Fund may invest in initial public offerings (IPOs) of securities.

     The Fund is managed in the growth style. The advisor uses a research-oriented "bottom up" investment approach to create the Fund's investment portfolio focusing on company fundamentals and growth prospects when selecting securities.
     We seek securities for the Fund that meet the following standards:
    . Exceptional growth: The markets and industries they represent are growing significantly faster than the economy as a whole.
    . Leadership: They are leaders -- or emerging leaders -- in these markets, securing their positions through technology, marketing, distribution or some other innovative means.
    . Financial validation: Their returns -- in the form of sales unit growth, rising operating margins, internal funding and other factors -- demonstrate exceptional growth and leadership.
     Growth investing may be more volatile than other investment styles because growth stocks are more sensitive to investor perceptions of an issuing company's growth potential. Growth-oriented funds typically will underperform value-oriented funds when investor sentiment favors the value investing style.
     Investments in small, developing companies carry greater risk than investments in larger, more established companies. Developing companies generally face intense competition and have a higher rate of failure than larger companies.

     At any given time, the Fund may be subject to sector risk. Companies with similar lines of business (for example, financial services, health, or technology) are grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. The Fund is not limited with respect to sectors in which it can invest. If the portfolio manager allocates more of the Fund's portfolio holdings to a particular economic sector, the Fund's overall performance will be more susceptible to the economic, business, or other developments which generally affect that sector. The Fund can still be diversified, even if it is heavily weighted in one or more sectors.

     IPOs of securities issued by unseasoned companies with little or no operating history are risky and their prices are highly volatile, but they can result in very large gains in their initial trading. There can be no assurance that the Fund will have favorable IPO investment opportunities in the future. Attractive IPOs are often oversubscribed and may not be available to the Fund, or may be available in only very limited quantities.


     The Fund is subject to other principal risks such as potential conflicts, market, liquidity, counterparty, foreign securities, and lack of timely information risks. These risks are described and discussed later in the Prospectus under the headings "Investment Risks" and "Principal Risks Associated With The Fund." An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. As with any mutual fund, there is always a risk that an investment in the Fund may lose money.

     Disclosure Of Portfolio Holdings
     A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Fund's Statement of Additional Information.

     Fund Performance               [GRAPHIC]
     The bar chart and table below show the Fund's performance (commonly known as its "total return") for the periods ended December 31. Remember, past performance does not indicate how the Fund will perform in the future.
     The Fund's average annual total returns shown below are net of its expenses, but do not reflect the additional fees and expenses assessed in connection with your variable product. If those product fees and expenses were included, the returns would be less than those shown.
     Performance shown for periods prior to the inception date of the Series II shares reflects the Series I shares performance, adjusted to reflect the impact that the Rule 12b-1 plan of Series II shares would have had if the Series II shares had then existed. Series I shares are not offered by this prospectus. The Series I and Series II shares invest in the same portfolio of securities and will have substantially similar performance, except to the extent that the expenses borne by each share class differ. Series II shares have higher expenses (and therefore lower performance) resulting from its Rule 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Fund).
     The following performance table compares the Fund's performance to those of an unmanaged broad-based securities market index, style-specific index and peer-group index. The Fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the Fund may deviate significantly from the performance of the indices shown below.

    AIM V.I. SMALL COMPANY GROWTH FUND
               (SERIES II)
         ANNUAL TOTAL RETURN/1,2/
--------------------------------------------------------------------------
                                    [CHART]
   '98        '99        '00        '01        '02        '03        '04
  ------     ------    --------   --------   --------    ------    ------
  16.08%     90.59%    (15.19%)   (18.74%)   (31.29%)     33.10%    13.73%
--------------------------------------------------------------------------
Best Calendar Qtr.   12/99  47.83%
Worst Calendar Qtr.  9/01 (29.47%)


-----------------------------------------------------------------------
                                         AVERAGE ANNUAL TOTAL RETURN
                                         FOR THE PERIODS ENDED 12/31/04
                                         ------------------------------
                                                              SINCE
                                         1 YEAR   5 YEARS   INCEPTION
-----------------------------------------------------------------------
 AIM V.I. Small Company Growth Fund
  (Series II)/1/                         13.73%   (6.44%)   6.32%/2/
 S&P 500 Index/3,4/                      10.87%   (2.30%)   5.72%/2/
 Russell 2000(R) Growth Index/4,5/       14.31%   (3.57%)   2.48%/2/
 Lipper Small-Cap Growth Fund Index/4,6/ 10.79%   (1.51%)   5.65%/2/
-----------------------------------------------------------------------


   /1/ For periods prior to April 30, 2004, performance shown relates to a predecessor fund advised by INVESCO. The returns shown for these periods are the blended returns of the historical performance of the Funds's Series II shares since their inception and the restated historical performance of the predecessor Fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date of the Fund's Series II shares is April 30, 2004. Total return figures include reinvested dividends and capital gain distributions and the effect of the Fund's expenses.

   /2/ Series I shares of the Fund commenced investment operations on August
       22, 1997. Index comparisons begin on August 31, 1997.

   /3/ The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance. The Fund has also included the Russell 2000(R) Growth Index, which the Fund believes more closely reflects the performance of the securities in which the Fund invests. In addition, the Lipper Small-Cap Growth Fund Index (which may or may not include the Fund) is included for comparison to a peer-group.


   /4/ The indices may not reflect payment of fees, expenses or taxes.

   /5/ The Russell 2000(R) Growth Index measures the performance of those
       Russell 2000(R) Index companies with higher price-to-book ratios and higher forecasted growth values.

   /6/ The Lipper Small-Cap Growth Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Small-Cap Growth Classification. These funds, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median market capitalization of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-Cap Growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

Fee Table, Expense Example, And Hypothetical Investment And Expense Information

     The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable product owner buys, holds, or redeems interest in a separate account that invests in the Series II shares of the Fund but does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.
     SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                     Series II shares
Maximum Sales Charge (Load)                N/A
Maximum Deferred Sales Charge (Load)       N/A

     ---

     "N/A" in the above table means "not applicable."

     ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)/1/

                                     Series II shares
Management Fees                           0.75%
Rule (12b-1) Fees                         0.25%
Other Expenses                            0.61%
Total Annual Fund Operating Expenses      1.61%
Fee Waiver/2,3/                           0.16%
Net Annual Fund Operating Expenses        1.45%

     ---



   /1/ Except as otherwise noted, figures shown in the table are for the year ended December 31, 2004 and are expressed as a percentage of the Fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.




   /2/ The Fund's advisor and/or distributor has contractually agreed to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series II shares to 1.45% of average daily nets assets for each series portfolio of AIM Variable Insurance Funds. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales;
        (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and
        (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The expense limitation agreement is in effect through April 30, 2006.




   /3/ Effective January 1, 2005 through June 30, 2006, the advisor has contractually agreed to waive a portion of its advisory fees. The Fee Waiver reflects this agreement. (See "Fund Management-Investment Advisor").

     EXPENSE EXAMPLE

     The Example is intended to help you compare the cost of investing in the Fund's Series II shares to the cost of investing in other mutual funds. The Example also does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.




     The Example assumes that you invest $10,000 in the Fund's Series II shares for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same and includes the effect of any contractual fee waivers and/or expense reimbursements. To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


                                      1 year 3 years 5 years 10 years
                                      ------ ------- ------- --------
Series II shares
  AIM V.I. Small Company Growth Fund   $148   $492    $861    $1,898


     HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION




     The following supplemental hypothetical investment information provides additional information in a different format from the preceding Fee Table about the effect of a fund's expenses, including investment advisory fees and other Fund costs, on the Fund's return over a 10-year period. Because a fund's annual return when quoted is already reduced by the fund's fees and expenses for that year, this hypothetical expense information is intended to help you understand the annual and cumulative impact of a fund's fees and expenses on your investment. Assuming a hypothetical investment of $10,000 in the Fund and a 5% return before expenses each year, the chart shows the cumulative return before expenses, the cumulative return after expenses, the ending balance and the estimated annual expenses for each year one through ten. The chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The annual expense ratio, which is the same as stated in the Fee Table above, is reflected in the chart and is net of any contractual fee waiver or expense reimbursement. There is no assurance that the current annual expense ratio will be the expense ratio for the Fund. To the extent that the advisor makes any waivers or reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account any fees and expenses assessed in connection with your variable product; if they did, the expenses shown would be higher, while the ending balance shown would be lower. You should understand that this is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely differ (higher or lower) from those shown below.


SERIES II--ANNUAL
EXPENSE
RATIO 1.45%                   Year 1     Year 2     Year 3     Year 4     Year 5     Year 6     Year 7     Year 8     Year 9
-------------------------------------------------------------------------------------------------------------------------------
Cumulative Return
 Before Expenses                 5.00%     10.25%     15.76%     21.55%     27.63%     34.01%     40.71%     47.75%     55.13%
Cumulative Return
 After Expenses                  3.55%      7.23%     11.03%     14.97%     19.06%     23.28%     27.66%     32.19%     36.88%
End of Year
 Balance                    $10,355.00 $10,722.60 $11,103.25 $11,497.42 $11,905.58 $12,328.23 $12,765.88 $13,219.07 $13,688.34
Estimated Annual
 Expenses                   $   147.57 $   152.81 $   158.24 $   163.85 $   169.67 $   175.70 $   181.93 $   188.39 $   195.08
-------------------------------------------------------------------------------------------------------------------------------


SERIES II--ANNUAL
EXPENSE
RATIO 1.45%        Year 10
----------------------------
Cumulative Return
 Before Expenses      62.89%
Cumulative Return
 After Expenses       41.74%
End of Year
 Balance          $14,174.28
Estimated Annual
 Expenses         $   202.00
----------------------------



[LOGO]Investment Risks
BEFORE ALLOCATING VARIA- You should determine the level of risk with which
BLE PRODUCT VALUES TO    you are comfortable before you allocate contract
THE FUND, YOU SHOULD     values to the Fund. The principal risks of any
DETERMINE THE LEVEL OF   mutual fund, including the Fund, are:
RISK WITH WHICH YOU ARE
COMFORTABLE. TAKE INTO   Not Insured. Mutual funds are not insured by the
ACCOUNT FACTORS LIKE     FDIC or any other government agency, unlike bank
YOUR AGE, CAREER, INCOME deposits such as CDs or savings accounts.
LEVEL, AND TIME HORIZON.
                         No Guarantee. No mutual fund can guarantee that it will meet its investment objectives.
                         Possible Loss Of Investment. A mutual fund cannot guarantee its performance, nor assure you that the market value of your investment will increase. You may lose the money you invest, and the Fund will not reimburse you for any of these losses.
                         Volatility. The price of Fund shares will increase or decrease with changes in the value of the Fund's underlying investments and changes in the equity markets as a whole.
[LOGO]Principal Risks Associated With The Fund
     You should consider the special risk factors discussed below associated with the Fund's policies in determining the appropriateness of allocating your contract values to the Fund. See the Statement of Additional Information for a discussion of additional risk factors.
     MARKET RISK
     Equity stock prices vary and may fall, thus reducing the value of the Fund's investment. Certain stocks selected for the Fund's portfolio may decline in value more than the overall stock market. In general, the securities of small companies are more volatile than those of mid-size companies or large companies.
     LIQUIDITY RISK
     The Fund's portfolio is liquid if the Fund is able to sell the securities it owns at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Investments in smaller companies or in foreign companies or companies in emerging markets are subject to a variety of risks, including potential lack of liquidity.
     DERIVATIVES RISK
     A derivative is a financial instrument whose value is "derived," in some manner, from the price of another security, index, asset, or rate. Derivatives include options contracts, among a wide range of other instruments. The principal risk of investments in derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Some derivatives are more sensitive to interest rate changes and market price fluctuations than others. Also, derivatives are subject to counterparty risk, described below.

     Options are a common type of derivative that a Fund may occasionally use to hedge its investments. An option is the right to buy and sell a security or other instrument, index, or commodity at a specific price on or before a specific date. The use of options may increase the performance of the Fund, both also may increase market risk. Other types of derivatives include futures, swaps, caps, floors, and collars.
     COUNTERPARTY RISK
     This is a risk associated primarily with repurchase agreements and some derivatives transactions. It is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the Fund.
     FOREIGN SECURITIES RISKS
     Investments in foreign and emerging markets carry special risks, including currency, political, regulatory, and diplomatic risks.
       Currency Risk. A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of the Fund's investment in a security valued in the foreign currency, or based on that currency value. Political Risk. Political actions, events, or instability may result in unfavorable changes in the value of a security.
       Regulatory Risk. Government regulations may affect the value of a security. In foreign countries, securities markets that are less regulated than those in the U.S. may permit trading practices that are not allowed in the U.S.
       Diplomatic Risk. A change in diplomatic relations between the U.S. and a foreign country could affect the value or liquidity of investments.
     LACK OF TIMELY INFORMATION RISK
     Timely information about a security or its issuer may be unavailable, incomplete, or inaccurate. This risk is more common to securities issued by foreign companies and companies in emerging markets than it is to the securities of U.S.-based companies.

     PORTFOLIO TURNOVER RISK


     The Fund's investments may be bought and sold relatively frequently. A high turnover rate may affect the Fund's performance because it results in higher brokerage commissions.

                 --------------------------------------------
     Although the Fund generally invests in publicly traded equity securities of growing companies, the Fund also may invest in other types of securities and other financial instruments indicated in the chart below. Although these investments typically are not part of the Fund's principal investment strategy, they may constitute a significant portion of the Fund's portfolio, thereby possibly exposing the Fund and its investors to the following additional risks.

INVESTMENT                                    RISKS
--------------------------------------------------------------------------------
American Depositary Receipts (ADRs)
These are securities issued by U.S. banks     Market, Information, Political,
that represent shares of foreign              Regulatory, Diplomatic, Liquidity,
corporations held by those banks. Although    and Currency Risks
traded in U.S. securities markets and valued
in U.S. dollars, ADRs carry most of the
risks of investing directly in foreign
securities.
--------------------------------------------------------------------------------
Repurchase Agreements
A contract under which the seller of a        Counterparty Risk
security agrees to buy it back at an
agreed-upon price and time in the future.
--------------------------------------------------------------------------------

[LOGO]Temporary Defensive Positions
     When securities markets or economic conditions are unfavorable or unsettled, the Advisor might try to protect the assets of the Fund by investing in securities that are highly liquid, such as high-quality money market instruments like short-term U.S. government obligations, commercial paper, or repurchase agreements, even though that is not the normal investment strategy of the Fund. The Advisor has the right to invest up to 100% of the Fund's assets in these securities, although we are unlikely to do so. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, they also have their own risks. Investments that are highly liquid or comparatively safe tend to offer lower returns. Therefore, the Fund's performance could be comparatively lower if it concentrates in defensive holding.

Fund Management
                         INVESTMENT ADVISOR

AIM AND ADI ARE SUBSIDIARIES AIM is the investment advisor for the Fund and is
OF AMVESCAP PLC, AN          responsible for its day-to-day management. AIM is
INTERNATIONAL INVESTMENT     located at 11 Greenway Plaza, Suite 100, Houston,
MANAGEMENT COMPANY THAT      Texas 77046-1173. The Advisor supervises all
MANAGES MORE THAN $382       aspects of the Fund's operations and provides
BILLION IN ASSETS WORLDWIDE. investment advisory services to the Fund, AMVESCAP IS BASED IN LONDON, including obtaining and evaluating economic,
WITH MONEY MANAGERS          statistical and financial information to
LOCATED IN EUROPE, NORTH     formulate and implement investment programs for
AND SOUTH AMERICA, AND THE   the Fund. AIM has acted as an investment advisor
FAR EAST.                    since its organization in 1976. Today, AIM,
                             together with its subsidiaries, advises or manages over 200 investment portfolios, encompassing a broad range of investment objectives.
                             A I M Distributors, Inc. (ADI) is the Fund's distributor and is responsible for the sale of the Fund's shares. AIM and ADI are subsidiaries of AMVESCAP PLC.
                             Prior to April 30, 2004, INVESCO served as the investment advisor for the Fund. During the fiscal year ended December 31, 2004, AIM or INVESCO received compensation of 0.67% of average daily net as-sets. The annual management fee payable to the investment advisor pursuant to the investment advi-sory agreement was 0.75% of average daily net assets, based on net asset levels. AIM has contractually agreed to advisory fee waivers for the period January 1, 2005 to June 30, 2006. The advisor will waive advisory fees to the extent necessary so that the advisory fee payable does not exceed the advisory fee rates after January 1, 2005. Following are the advisory fee rates before and after January 1, 2005.

----------------------------------------------------------------------
ADVISORY FEE RATES BEFORE               ADVISORY FEE RATES AFTER
JANUARY 1, 2005 WAIVER                   JANUARY 1, 2005 WAIVER
----------------------------------------------------------------------
0.75% of average daily net assets     0.745% of the first $250 million
                                        0.73% of the next $250 million
                                       0.715% of the next $500 million
                                        0.70% of the next $1.5 billion
                                       0.685% of the next $2.5 billion
                                        0.67% of the next $2.5 billion
                                       0.655% of the next $2.5 billion
                                  0.64% of the excess over $10 billion

     On October 8, 2004, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM Funds) and AIM reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission (SEC), the New York Attorney General (NYAG) and the Colorado Attorney General (COAG), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. (ADI) (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

     Under the settlements, $325 million will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and $50 million will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity. These settlement Funds will be distributed in accordance with a methodology to be determined by an independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. In addition, as required by the settlements, AIM is undertaking certain governance and compliance reforms and reviewing its policies and procedures.


     At the request of the trustees of the AIM Funds, AMVESCAP PLC (AMVESCAP), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by such Funds related to market timing matters.

     The independent trustees of the AIM Funds have been assisted by their own independent counsel and financial expert in their own investigation of market timing activity in the AIM Funds. A special committee, consisting of four independent trustees, was formed to oversee this investigation. None of the costs of this investigation will be borne by the AIM Funds or by Fund shareholders.

     IFG, AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
     Section 529 college savings plans and procedures for locating lost securityholders. Additional regulatory inquiries related to these or other issues may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

     A number of private civil lawsuits related to market timing, late trading and related issues have been filed against (depending on the lawsuit) certain of the AIM Funds, IFG, AIM, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties. All such lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland for consolidated or coordinated pre-trial proceedings. Other private civil lawsuits have been filed against (depending on the lawsuit) IFG, AIM, ADI, certain related entities, certain of their current and former officers and/or certain of the AIM Funds and their trustees alleging the improper use of fair value pricing, excessive advisory and/or distribution fees, improper charging of distribution fees on limited offering Funds or share classes and improper mutual fund sales practices and directed-brokerage arrangements and participation in class action settlements.


     Additional civil lawsuits related to the above or other issues may be filed by private litigants or by regulators against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

     You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the Fund's Statement of Additional Information and on AIM's Internet website under the heading "Settled Enforcement Actions and Investigations Related to Market Timing, Regulatory Inquiries and Pending Litigation" (http://www.aiminvestments.com/regulatory).
     As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.
Portfolio Manager(s)
     Jay K. Rushin, Portfolio Manager, is primarily responsible for the day-to-day management of the Fund's portfolio. He has been responsible for the Fund since 2004 and has been associated with the Advisor and/or its affiliates since 1998.
     He is assisted by the Advisor's Aggressive Growth Team, which may be comprised of portfolio managers, research analysts and other investment professionals of the Advisor. Team members provide research support and make securities recommendations with respect to the Fund's portfolio, but do not have day-to-day management responsibilities with respect to the Fund's portfolio. Members of the team may change from time to time. More information on the team, including biographies of other members of the team, may be found on the Advisor's website (http://www.aiminvestments.com). The website is not part of this prospectus.
     The Fund's Statement of Additional Information provides additional information about the portfolio manager's investments in the Fund, a description of his compensation structure, and information regarding other accounts he manages.
Purchase And Redemption Of Shares
     The Fund ordinarily effects orders to purchase and redeem shares at the Fund's next computed net asset value after it receives an order. Insurance companies participating in the Fund serve as the Fund's designee for receiving orders of separate accounts that invest in the Fund. The Fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the NYSE restricts or suspends trading.

     Although the Fund generally intends to pay redemption proceeds solely in cash, the Fund reserves the right to determine, in its sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).


     Shares of the Fund are offered in connection with mixed and shared funding, i.e., to separate accounts of affiliated and unaffiliated insurance companies funding variable products. The Fund currently offers shares only to insurance company separate accounts. In the future, the Fund may offer them to pension and retirement plans that qualify for special federal income tax treatment. The Fund and AIM have applied for regulatory relief to enable the Fund's shares to be sold to and held by one or more Fund of Funds (open-end management investment companies or series thereof that offer their shares exclusively to insurance companies, their separate accounts and/or qualified plans). The Fund plans to offer its shares to Fund of Funds following receipt of the requested regulatory relief. Due to differences in tax treatment and other considerations, the interests of Fund shareholders, including variable product owners and plan participants investing in the Fund, may conflict.

     Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one insurance company separate account investing directly or indirectly in a Fund could cause variable products funded through another insurance company separate account to lose their tax-deferred status, unless remedial actions were taken. The Board of Trustees (the Board) of the Fund will monitor for the existence of any material conflicts and determine what action, if any, should be taken. A Fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account (or plan) withdrawing because of a conflict.

Excessive Short-Term Trading Activity Disclosures

     The Fund's investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the Fund's shares (i.e., purchases of Fund shares followed shortly thereafter by redemptions of such shares, or vice versa) may hurt the long-term performance of the Fund by requiring it to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of the Fund by causing it to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of Fund shares held by long-term investors may be diluted.

     The Board has adopted policies and procedures designed to discourage excessive short-term trading of Fund shares. The Fund may alter its policies and procedures at any time without giving prior notice to Fund shareholders, if the advisor believes the change would be in the best interests of long-term investors.

     Pursuant to the Fund's policies and procedures, AIM and its affiliates (collectively the AIM Affiliates) currently use the following tools designed to discourage excessive short-term trading in the Fund:

       (1)trade activity monitoring; and
       (2)the use of fair value pricing consistent with procedures approved by the Board.
     Each of these tools is described in more detail below.
     In addition, restrictions designed to discourage or curtail excessive short-term trading activity may be imposed by the insurance companies and/or their separate accounts that invest in the Fund on behalf of variable product owners. Variable product owners should refer to the applicable contract and related prospectus for more details.
     TRADE ACTIVITY MONITORING
     To detect excessive short-term trading activities, the AIM Affiliates will monitor, on a daily basis, selected aggregate purchase, or redemption trade orders placed by insurance companies and/or their separate accounts. The AIM Affiliates will seek to work with insurance companies to discourage variable product owners from engaging in abusive trading practices. However, the ability of the AIM Affiliates to monitor trades that are placed by variable product owners is severely if not completely limited due to the fact that the insurance companies trade with the Fund through omnibus accounts, and maintain the exclusive relationship with, and are responsible for maintaining the account records of, their variable product owners. There may also be legal and technological limitations on the ability of insurance companies to impose restrictions on the trading practices of their variable product owners. As a result, there can be no guarantee that the AIM Affiliates will be able to detect or deter market timing by variable product owners.

     If, as a result of this monitoring, the AIM Affiliates believe that a variable product owner has engaged in excessive short-term trading (regardless of whether or not the insurance company's own trading restrictions are exceeded), the AIM Affiliates will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the insurance company to take action to stop such activities, or (ii) refusing to process future purchases related to such activities in the insurance company's account with the Fund. AIM Affiliates will use reasonable efforts to apply the fund's policies uniformly given the potential limitations described above.

     FAIR VALUE PRICING
     Securities owned by the Fund are to be valued at current market value if market quotations are readily available. All other securities and assets of the Fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of the Fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.
     See "Pricing of Shares -- Determination of Net Asset Value" for more information.
     RISKS
     There is the risk that the Funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive short-term trading. Although these policies and procedures, including the tools described above, are designed to discourage excessive short-term trading, they do not eliminate the possibility that excessive short-term trading activity in the Fund will oc-
     cur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with the best interests of long-term investors. However, there can be no assurance that the AIM Affiliates will be able to gain access to any or all of the information necessary to detect or prevent excessive short-term trading by a variable product owner. While the AIM Affiliates and the Fund may seek to take actions with the assistance of the insurance companies that invest in the Fund, there is the risk that neither the AIM Affiliates nor the
     Fund will be successful in their efforts to minimize or eliminate such activity.
Pricing Of Shares
     DETERMINATION OF NET ASSET VALUE
     The price of the Fund's shares is the Fund's net asset value per share.
     The Fund values portfolio securities for which market quotations are readily available at market value. The Fund values all other securities and assets for which market quotations are not readily available at their fair value in good faith using procedures approved by the Board of the Fund. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.
     Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the Fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Advisor determines that the closing price of the security is unreliable, the Advisor will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.
     Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual Funds to calculate their net asset values.
     The Advisor may use indications of fair value from pricing services approved by the Board. In other circumstances, the Advisor valuation committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, the Advisor routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board. Specific types of securities are valued as follows:
     Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, the Advisor will value the security at fair value in good faith using procedures approved by the Board.
     Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If an issuer specific event has occurred that the Advisor determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. The Advisor also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where the Advisor believes, at the approved degree of certainty, that the price is not reflective of current market value, the Advisor will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.
     Fund securities primarily traded on foreign markets may trade on days that are not business days of the Fund. Because the net asset value of Fund shares is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the Fund.
     Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service is unreliable, the Advisor the valuation committee may fair value the security using procedures approved by the Board.
     Short-term Securities: The Fund's short-term investments are valued at amortized cost when the security has 60 days or less to maturity.
     Futures and Options: Futures and options are valued on the basis of market quotations, if available.
     Open-end Funds: To the extent the Fund invests in other open-end Funds, the investing Fund will calculate its net asset value using the net asset value of the underlying Fund in which it invests.
     The Fund discloses portfolio holdings at different times and with different lag times to insurance companies issuing variable products that invest in the Fund, and in annual, semi-annual and quarterly shareholder reports. Refer to such reports to determine the types of securities in which a Fund has invested. You may also refer to the Statement of Additional Information to determine what types of securities in which the Fund may invest. You may obtain copies of these reports or of the
     Statement of Additional Information from the insurance company that issued your variable product, or from the advisor as described on the back cover of this prospectus.
     The Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or earlier NYSE closing time that day.
     Taxes                          [GRAPHIC]
     The amount, timing and character of distributions to the separate account may be affected by special tax rules applicable to certain investments purchased by the Fund. Variable product owners should refer to the prospectus for their variable products for information regarding the tax consequences of owning such variable products and should consult their tax advisors before investing.
     Dividends And Distributions    [GRAPHIC]
     DIVIDENDS
     The Fund generally declares and pays dividends, if any, annually to separate accounts of insurance companies issuing the variable products.
     The Fund expects that its distributions will consist primarily of capital gains.
     CAPITAL GAINS DISTRIBUTIONS
     The Fund generally distributes long-term and short-term capital gains, if any, annually to separate accounts of insurance companies issuing the variable products.
     At the election of insurance companies issuing the variable products dividends and distributions are automatically reinvested at net asset value in shares of the Fund.
Voting Rights
     Since the shares of the Fund are owned by your insurance company and not by you directly, you will not vote shares of the Fund. Your insurance company will vote the shares that it holds as required by state and federal law. Your contract prospectus contains more information on your rights to instruct your insurance company how to vote Fund shares held in connection with your contract.
Share Classes
     The Fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan", which is described in this prospectus.
Distribution Plan
     The Fund has adopted a distribution or "Rule 12b-1" plan for its Series II shares. The plan allows the Fund to pay distribution fees to life insurance companies and others to promote the sale and distribution of Series II shares. The plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Fund). Because the Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of charges.

Payments To Insurance Companies

     The insurance company that issued your variable product, or one of its affiliates may receive all the Rule 12b-1 distribution fees discussed above. In addition to those payments, ADI, the distributor of the Fund, or one or more of its corporate affiliates, may make additional cash revenue sharing payments to the insurance company or an affiliate in connection with promotion of the Fund and certain other marketing support services. ADI makes these payments from its own resources.


     ADI makes revenue sharing payments as incentives to certain insurance companies to promote the sale and retention of shares of the Fund. The benefits ADI receives when it makes these payments may include, among other things, adding the Fund to the list of underlying investment options in the insurance companies' variable products, and access (in some cases on a preferential basis over other competitors) to individual members of the insurance companies' sales force or to the insurance companies' management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the insurance company for including the Fund in its variable products (on its "sales shelf"). ADI compensates insurance companies differently depending typically on the level and/or type of considerations provided by the insurance company. The revenue sharing payments ADI makes may be calculated on sales of shares of the Fund (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold to the insurance company during the particular period. Such payments also may be calculated on the average daily net assets of the Fund attributable to that particular insurance company (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make sales of shares of the Fund and Asset-Based Payments primarily create incentives to retain assets of the Fund in insurance company separate accounts.


     ADI is motivated to make the payments described above in order to promote the sale of Fund shares and the retention of those investments by clients of insurance companies. To the extent insurance companies sell more shares of the Fund or retain shares of the Fund in their variable product owners' accounts, ADI benefits from the incremental management and other fees paid to ADI by the Fund with respect to those assets.


     In addition to the payments listed above, the Advisor may also reimburse insurance companies for certain administrative services provided to variable product owners. Under a Master Administrative Services Agreement, between the Fund and the Advisor, the Advisor is entitled to receive from the Fund reimbursement of its costs or such reasonable compensation as may be approved by the Board of the Fund. Under this arrangement, the Advisor provides, or assures that insurance companies issuing variable products will provide, certain variable product owner-related services. These services, include, but are not limited to, facilitation of variable product owners' purchase and redemption requests; distribution to existing variable product owners of copies of Fund prospectuses, proxy materials, periodic Fund reports, and other materials; maintenance of variable product owners' records; and fund services and communications. Currently, these administrative service payments made by the Fund to the Advisor are subject to an annual limit of 0.25% of the average net assets invested in the Fund by each insurance company. Any amounts paid by the Advisor to an insurance company in excess of 0.25% of the average net assets invested in the Fund are paid by the Advisor out of its own financial resources, and not out of the Fund's assets.

     You can find further details in the Statement of Additional Information about these payments and the services provided by insurance companies. In certain cases these payments could be significant to the insurance company. Your insurance company may charge you additional fees or commissions, on your variable product other than those disclosed in this prospectus. You can ask your insurance company about any payments it receives from AIM, ADI, or the Fund, as well as about fees and/or commissions it charges.

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Fund's Series II shares. Certain information reflects the financial results for a single Series II Fund share. The total returns in the table represent the annual percentages that an investor would have earned (or lost) on an investment in a share of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent registered public accountants, whose report, along with the financial statements, is included in the Fund's Annual Report. This Report is available without charge by contacting ADI at the address or telephone number on the back cover of this Prospectus.


                                                                      April 30, 2004 (Date
                                                                       sale commenced) to
                                                                       December 31, 2004
------------------------------------------------------------------------------------------
Net asset value, beginning of period                                         $13.42
------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                                (0.10)
------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)                       2.08
------------------------------------------------------------------------------------------
    Total from investment operations                                           1.98
------------------------------------------------------------------------------------------
Net asset value, end of period                                               $15.40
------------------------------------------------------------------------------------------
Total return/(a)/                                                             14.75%
------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                                     $   11
------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (including interest expense):
  With fee waivers and/or expense reimbursements                               1.45%/(b)/
------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                            1.61%/(b)/
------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets                   (1.13)%/(b)/
------------------------------------------------------------------------------------------
Portfolio turnover rate/(c)/                                                    198%
------------------------------------------------------------------------------------------


/(a)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.


/(b)/Ratios are annualized and based on average daily net assets of $10,069.


/(c)/Not annualized for periods less than one year.

                       Obtaining Additional Information
--------------------------------------------------------------------------------
More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the Fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the Fund's investments. The Fund's annual report also discusses the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. Beginning with the fiscal periods ending after July 9, 2004, the Fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you wish to obtain free copies of the Fund's current SAI, or annual or semiannual reports, please contact the insurance company that issued your variable products, or you may contact us by mail at A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173 or

                          By Telephone: (800) 410-4246

Because you cannot purchase shares of the Fund directly, these documents have not been made available on our website
The Fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable products that invest in the Fund.
You can also review and obtain copies of the Fund's SAI, financial reports, the Fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Room, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.
  AIM V.I. Small Company Growth Fund Series II
  SEC 1940 Act file number: 811-7452

                     [LOGO] Your goals
                      Our solutions/R/
                                   AIM
AIMinvestments.com      Investments/R/

AIM V.I. TECHNOLOGY FUND
SERIES I SHARES
A mutual fund sold exclusively to insurance company separate accounts funding variable annuity contracts and variable life insurance policies.

This prospectus contains important information about the Series I class shares (Series I shares) of the Fund. Please read it before investing and keep it for future reference.

TABLE OF CONTENTS


                  Investment Goals, Strategies, And Risks... 2
                  Disclosure Of Portfolio Holdings.......... 3
                  Fund Performance.......................... 3
                  Fee Table, Expense Example, And Hypothetical
                    Investment And Expense Information...... 4
                  Investment Risks.......................... 5
                  Principal Risks Associated With The Fund.. 5
                  Temporary Defensive Positions............. 6
                  Fund Management........................... 7
                  Portfolio Managers........................ 8
                  Purchase And Redemption Of Shares......... 8
                  Excessive Short-Term Trading Activity
                    Disclosures............................. 9
                  Pricing Of Shares........................ 10
                  Taxes.................................... 11
                  Dividends And Distributions.............. 11
                  Voting Rights............................ 11
                  Share Classes............................ 11
                  Payments To Insurance Companies.......... 11
                  Financial Highlights..................... 13

The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions, are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.
No dealer, salesperson, or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus, and you should not rely on such other information or representations.
The Securities and Exchange Commission has not approved or disapproved the shares of these Funds. Likewise, the Commission has not determined if this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a federal crime.
  AIM VARIABLE INSURANCE FUNDS
[LOGO] Your goals
Our solutions/sm/
AIM
Investments
PROSPECTUS | April 29, 2005

     A I M Advisors, Inc. (AIM or Advisor) is the investment advisor for the Fund. Prior to April 30, 2004, the Fund was a series portfolio of INVESCO Variable Investment Funds, Inc., a Maryland corporation (the Company). On April 30, 2004, the Fund became a series portfolio of AIM Variable Insurance Funds, a Delaware statutory trust. Prior to April 30, 2004, INVESCO Funds Group, Inc. (INVESCO) served as the investment advisor for the series portfolio of the Company.

     Shares of the Fund are used as investment vehicles for variable annuity contracts and variable life insurance policies (variable products) issued by certain insurance companies. You cannot purchase shares of the Fund directly. As an owner of a variable product (variable product owner) that offers the Fund as an investment option, however, you may allocate your variable product values to a separate account of the insurance company that invests in shares of the Fund.
     Your variable product is offered through its own prospectus, which contains information about your variable product, including how to purchase the variable product and how to allocate variable product values to the Fund.
THIS PROSPECTUS WILL TELL YOU MORE ABOUT:
     Investment Goals & Strategies  [GRAPHIC]
[LOGO]Potential Investment Risks
     Past Performance               [GRAPHIC]
        ---------------------------------------------------------------
                                    [GRAPHIC]
     [LOGO]
          Investment Goals, Strategies, And Risks
FOR MORE DETAILS ABOUT The Fund seeks capital growth. It is actively
THE FUND'S MARKET OUT- managed. The Fund invests primarily in equity
LOOK, PLEASE SEE THE   securities that the Adviser believes will rise in
MOST RECENT ANNUAL OR  price faster than other securities, as well as in
SEMIANNUAL REPORT.     options and other invest-ments whose values are
                       based upon the values of equity securities.
                       The Fund normally invests at least 80% of its net assets in the equity securities and equity-related instru-ments of companies engaged in technology-related industries. These include, but are not limited to, vari-ous applied technologies, hardware, software, semiconductors, telecommunications equipment and services, and service-related companies in information technology. Many of these products and services are subject to rapid obsolescence, which may lower the market value of the securities of the companies in this sector. At any given time, 20% of the Fund's assets is not required to be invested in the sector. To determine whether a potential investment is truly doing business in the technology sector, a company must meet at least one of the following tests:
    . At least 50% of its gross income or its net sales must come from activities in the technology sector;
    . At least 50% of its assets must be devoted to producing revenues from the technology sector; or
    . Based on other available information, we determine that its primary business is within the technology sector.
     The Fund may invest up to 25% of its assets in securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation.
     The Advisor uses a research-oriented "bottom up" investment approach to create the Fund's investment portfolio, focusing on company fundamentals and growth prospects when selecting securities. In general, the Fund emphasizes companies that the Advisor believes are strongly managed and will generate above-average long-term capital appreciation.
     A core portion of the Fund's portfolio is invested in market-leading technology companies among various subsectors in the technology universe that we believe will maintain or improve their market share regardless of overall economic conditions. These companies are leaders in their fields and are believed to have a strategic advantage over many of their competitors. The remainder of the Fund's portfolio consists of faster-growing, more volatile technology companies that the Advisor believes to be emerging leaders in their fields. The market prices of these companies tend to rise and fall more rapidly than those of larger, more established companies.
     Growth investing may be more volatile than other investment styles because growth stocks are more sensitive to investor perceptions of an issuing company's growth potential. Growth-oriented funds typically will underperform value-oriented funds when investor sentiment favors the value investing style.
     As a sector fund, the portfolio is concentrated in a comparatively narrow segment of the economy. This means the Fund's investment concentration in a sector is higher than most mutual funds and the broad securities markets. Consequently, the Fund tends to be more volatile than other mutual funds, and the value of its portfolio investments and consequently the value of an investment in the Fund tend to go up and down more rapidly.

     The Fund is subject to other principal risks such as potential conflicts, market, foreign securities, liquidity, derivatives, options and futures, counterparty, and lack of timely information risks. These risks are described and discussed later in the Prospectus under the headings "Investment Risks" and "Principal Risks Associated With The Fund." An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. As with any mutual fund, there is always a risk that an investment in the Fund may lose money.

     Disclosure Of Portfolio Holdings
     A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Fund's Statement of Additional Information.
     Fund Performance               [GRAPHIC]
     The bar chart and table below show the Fund's Series I shares actual yearly performance (commonly known as its "total return") for the years ended December 31 since inception. Remember, past performance does not indicate how the Fund will perform in the future.
     The Fund's average annual total returns shown below are net of its expenses, but do not reflect the additional fees and expenses assessed in connection with your variable product. If those variable product fees and expenses were included, the returns would be less than those shown. The following performance table compares the Fund's performance to those of an unmanaged broad-based securities market index, style-specific index and peer-group index. The Fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the Fund may deviate significantly from the performance of the indices shown below.

-----------------------------------------------------------------
AIM V.I. TECHNOLOGY FUND (SERIES I)
  ACTUAL ANNUAL TOTAL RETURN/1,2/
-----------------------------------------------------------------
                                    [CHART]
 '98       '99       '00       '01       '02       '03      '04
------    ------    ------    ------    ------    ------   ------
25.69%    158.93%  (23.42%)  (45.82%)  (46.84%)   45.29%    4.63%
-----------------------------------------------------------------
Best Calendar Qtr.   12/99  66.65%
Worst Calendar Qtr.  9/01   (42.18%)
-----------------------------------------------------------------


             ----------------------------------------------------------
                                         AVERAGE ANNUAL TOTAL RETURN
                                         FOR THE PERIODS ENDED 12/31/04
                                         ------------------------------
                                                               SINCE
                                         1 YEAR   5 YEARS    INCEPTION
             ----------------------------------------------------------
             AIM V.I. Technology Fund
               (Series I)/1/              4.63%   (19.63%)   3.00%/2/
             S&P 500 Index/3,4/          10.87%    (2.30%)   6.40%/2/
             Goldman Sachs Technology
               Composite Index/4,5/       2.57%     N/A        N/A
             Lipper Science & Technology
               Fund Index/6/              4.11%   (15.92%)   4.01%/2/
             ----------------------------------------------------------

   /1/ For periods prior to April 30, 2004, performance shown relates to a predecessor fund advised by INVESCO. Total return figures include reinvested dividends and capital gain distributions and the effect of the Fund's expenses.
   /2/ The Fund commenced investment operations on May 20, 1997. Index comparisons begin on May 31, 1997.
   /3/ The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance. The Fund has also included the Goldman Sachs Technology Composite Index, which the Fund believes more closely reflects the performance of the securities in which the Fund invests. In addition, the Lipper Science & Technology Fund Index (which may or may not include the Fund) is included for comparison to a peer-group.

   /4/ The indices may not reflect payment of fees, expenses or taxes.

   /5/ The Goldman Sachs Technology Composite Index is a modified capitalization-weighted index currently composed of 178 companies involved in the technology industry. The index is rebalanced semiannually and becomes effective after the close of business on expiration Friday, or the third Friday, of January and July.
   /6/ The Lipper Science & Technology Fund Index is an equally weighted representation of the 30 largest funds that make up the Lipper Science & Technology category. These funds invest more than 65% of their portfolios in science and technology stocks.

Fee Table, Expense Example, And Hypothetical Investment And Expense Information

     The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable product owner buys, holds, or redeems interest in an insurance company separate account that invests in the Series I shares of the Fund but does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.
     SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                     Series I shares
Maximum Sales Charge (Load)                N/A
Maximum Deferred Sales Charge (Load)       N/A

   -----

"N/A"in the above table means "not applicable."

     ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)/1/

                                        Series I shares
Management Fees                              0.75%
Other Expenses                               0.40%
Total Annual Fund Operating Expenses/2/      1.15%




 /1/ Except as otherwise noted, figures shown in the table are for the year ended December 31, 2004 and are expressed as a percentage of the Fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.


 /2/ The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 1.30% of average daily nets assets for each series portfolio of AIM Variable Insurance Funds. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The expense limitation is in effect through April 30, 2006.



     EXPENSE EXAMPLE

     The Example is intended to help you compare the cost of investing in the Fund's Series I shares to the cost of investing in other mutual funds. The Example also does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.




     The Example assumes that you invest $10,000 in the Fund's Series I shares for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same and includes the effect of any contractual fee waivers and/or expense reimbursements. To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


                                      1 year 3 years 5 years 10 years
                                      ------ ------- ------- --------
           Series I shares
             AIM V.I. Technology Fund  $117   $365    $633    $1,398


     HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION


     The following supplemental hypothetical investment information provides additional information in a different format from the preceding Fee Table about the effect of a fund's expenses, including investment advisory fees and other Fund costs, on the Fund's return over a 10-year period. Because a fund's annual return when quoted is already reduced by the fund's fees and expenses for that year, this hypothetical expense information is intended to help you understand the annual and cumulative impact of a fund's fees and expenses on your investment. Assuming a hypothetical investment of $10,000 in the Fund and a 5% return before expenses each year, the chart shows the cumulative return before expenses, the cumulative return after expenses, the ending balance and the estimated annual expenses for each year one through ten. The chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The annual expense ratio, which is the same as stated in the Fee Table above, is reflected in the chart and is net of any contractual fee waiver or expense reimbursement. There is no assurance that the current annual expense ratio will be the expense ratio for the Fund. To the extent that the advisor makes any waivers or reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account any fees and expenses assessed in connection with your variable product; if they did, the expenses shown would be higher, while the ending balance shown would be lower. You should understand that this is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.


Series I--Annual Expense
Ratio 1.15%                 Year 1     Year 2     Year 3     Year 4     Year 5     Year 6     Year 7     Year 8     Year 9
-----------------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
 Expenses                      5.00%     10.25%     15.76%     21.55%     27.63%     34.01%     40.71%     47.75%     55.13%
Cumulative Return After
 Expenses                      3.85%      7.85%     12.00%     16.31%     20.79%     25.44%     30.27%     35.29%     40.49%
End of Year Balance       $10,385.00 $10,784.82 $11,200.04 $11,631.24 $12,079.04 $12,544.09 $13,027.03 $13,528.57 $14,049.42
Estimated Annual Expenses $   117.21 $   121.73 $   126.41 $   131.28 $   136.33 $   141.58 $   147.03 $   152.69 $   158.57
-----------------------------------------------------------------------------------------------------------------------------


Series I--Annual Expense
Ratio 1.15%                Year 10
------------------------------------
Cumulative Return Before
 Expenses                     62.89%
Cumulative Return After
 Expenses                     45.90%
End of Year Balance       $14,590.33
Estimated Annual Expenses $   164.68
------------------------------------



[LOGO]Investment Risks
BEFORE ALLOCATING VARIA- You should determine the level of risk with which
BLE PRODUCT VALUES TO    you are comfortable before you allocate contract
THE FUND, YOU SHOULD     val-ues to the Fund. The principal risks of any
DETERMINE THE LEVEL OF   mutual fund, including the Fund, are:
RISK WITH WHICH YOU ARE
COMFORTABLE. TAKE INTO   Not Insured. Mutual funds are not insured by the
ACCOUNT FACTORS LIKE     FDIC or any other government agency, unlike bank
YOUR AGE, CAREER, IN-    deposits such as CDs or savings accounts.
COME LEVEL, AND TIME
HORIZON.                 No Guarantee. No mutual fund can guarantee that
                         it will meet its investment objectives.
                         Possible Loss Of Investment. A mutual fund cannot guarantee its performance, nor assure you that the market value of your investment will increase. You may lose the money you invest, and the Fund will not reimburse you for any of these losses.
                         Volatility. The price of Fund shares will increase or decrease with changes in the value of the Fund's underlying investments and changes in the equity markets as a whole.
[LOGO]Principal Risks Associated With The Fund
     You should consider the special risk factors discussed below associated with the Fund's policies in determining the appropriateness of allocating your contract values to the Fund. See the Statement of Additional Information for a discussion of additional risk factors.
     MARKET RISK
     Equity stock prices vary and may fall, thus reducing the value of the Fund's investments. Certain stocks selected for the Fund's portfolio may decline in value more than the overall stock market. In general, the securities of small companies are more volatile than those of mid-size companies or large companies.
     FOREIGN SECURITIES RISKS
     Investments in foreign and emerging markets carry special risks, including currency, political, regulatory, and diplomatic risks.
       Currency Risk. A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of the Fund's investment in a security valued in the foreign currency, or based on that currency value. Political Risk. Political actions, events, or instability may result in unfavorable changes in the value of a security.
       Regulatory Risk. Government regulations may affect the value of a security. In foreign countries, securities markets that are less regulated than those in the U.S. may permit trading practices that are not allowed in the U.S.
       Diplomatic Risk. A change in diplomatic relations between the U.S. and a foreign country could affect the value or liquidity of investments.
     LIQUIDITY RISK
     The Fund's portfolio is liquid if the Fund is able to sell the securities it owns at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security.
     Investments in smaller companies or in foreign companies or companies in emerging markets are subject to a variety of risks, including potential lack of liquidity.
     DERIVATIVES RISK
     A derivative is a financial instrument whose value is "derived," in some manner, from the price of another security, index, asset, or rate. Derivatives include options contracts, among a wide range of other instruments. The principal risk of investments in de-rivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Some derivatives are more sensitive to interest rate changes and market price fluctuations than others. Also, derivatives are subject to counterparty risk, described below.
     Options are a common type of derivative that a Fund may occasionally use to hedge its investments. An option is the right to buy and sell a security or other instrument, index, or commodity at a specific price on or before a specific date. The use of options may increase the performance of the Fund, but also may increase market risk. Other types of derivatives include futures, swaps, caps, floors, and collars.
     COUNTERPARTY RISK
     This is a risk associated primarily with repurchase agreements and some derivatives transactions. It is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the Fund.
     LACK OF TIMELY INFORMATION RISK
     Timely information about a security or its issuer may be unavailable, incomplete, or inaccurate. This risk is more common to securities issued by foreign companies and companies in emerging markets than it is to the securities of U.S.-based companies.



     PORTFOLIO TURNOVER RISK


     The Fund's investments may be bought and sold relatively frequently. A high turnover rate may affect the Fund's performance because it results in higher brokerage commissions.

     Although the Fund generally invests in equity securities of companies engaged in technology-related industries, the Fund also may invest in other types of securities and other financial instruments indicated in the chart below. Although these investments typically are not part of the Fund's principal investment strategy, they may constitute a significant portion of the Fund's portfolio, thereby possibly exposing the Fund to the following additional risks.

INVESTMENT                                                                              RISKS
---------------------------------------------------------------------------------------------------------------------------
American Depositary Receipts (ADRs)
These are securities issued by U.S. banks that represent shares of foreign corporations Market, Information, Political,
held by those banks. Although traded in U.S. securities markets and valued in U.S.      Regulatory, Diplomatic, Liquidity,
dollars, ADRs carry most of the risks of investing directly in foreign securities.      and Currency Risks
---------------------------------------------------------------------------------------------------------------------------
Futures
A futures contract is an agreement to buy or sell a specific amount of a financial      Market, Information, Counterparty,
instrument (such as an index option) at a stated price on a stated date. The Fund may   Liquidity, Derivatives, and Options
use futures contracts to provide liquidity and hedge portfolio value.                   and Futures Risks
---------------------------------------------------------------------------------------------------------------------------
Options
The obligation or right to deliver or receive a security or other instrument, index, or Market, Information, Liquidity,
commodity, or cash payment depending on the price of the underlying security or the     Derivatives, and Options and
performance of an index or other benchmark. Includes options on specific securities     Futures Risks
and stock indices, and options on stock index futures. May be used in the Fund's portfolio to provide liquidity and hedge portfolio value.
---------------------------------------------------------------------------------------------------------------------------
Other Financial Instruments
These may include forward contracts, swaps, caps, floors, and collars, among others.    Counterparty, Currency, Liquidity,
They may be used to try to manage the Fund's foreign currency exposure and other        Market, and Regulatory Risks
investment risks, which can cause its net asset value to rise or fall. The Fund may use these financial instruments, commonly known as "derivatives," to increase or decrease its exposure to changing securities prices, interest rates, currency exchange rates, or other factors.
---------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements
A contract under which the seller of a security agrees to buy it back at an agreed-upon Counterparty Risk price and time in the future.
---------------------------------------------------------------------------------------------------------------------------

[LOGO]Temporary Defensive Positions
     When securities markets or economic conditions are unfavorable or unsettled, the Advisor might try to protect the assets of the Fund by investing in securities that are highly liquid, such as high-quality money market instruments like short-term U.S. government obligations, commercial paper, or repurchase agreements, even though that is not the normal investment strategy of the Fund. The Advisor has the right to invest up to 100% of the Fund's assets in these securities, although we are unlikely to do so. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, they also have their own risks. Investments that are highly liquid or comparatively safe tend to offer lower returns. Therefore, the Fund's performance could be comparatively lower if it concentrates in defensive holdings.

Fund Management
                        INVESTMENT ADVISOR

AIM AND ADI ARE SUBSIDIARIES AIM is the investment advisor for the Fund and is
OF AMVESCAP PLC, AN          responsible for its day-to-day management. AIM is
INTERNATIONAL INVESTMENT     located at 11 Greenway Plaza, Suite 100, Houston,
MANAGEMENT COMPANY THAT      Texas 77046-1173. The Advisor supervises all
MANAGES MORE THAN $382       as-pects of the Fund's operations and provides
BILLION IN ASSETS WORLDWIDE. investment advisory services to the Fund,
AMVESCAP IS BASED IN LON-    including obtaining and evaluating economic,
DON, WITH MONEY MANAGERS     statistical and financial information to
LOCATED IN EUROPE, NORTH     formulate and implement investment programs for
AND SOUTH AMERICA, AND THE   the Fund. AIM has acted as an investment advisor
FAR EAST.                    since its organization in 1976. Today, AIM,
                             together with its subsidiaries, advises or manages over 200 investment portfolios, encompassing a broad range of investment objectives.
                             A I M Distributors, Inc. (ADI) is the Fund's distributor and is responsible for the sale of the Fund's shares. AIM and ADI are subsidiaries of AMVESCAP PLC.
                             Prior to April 30, 2004, INVESCO served as the investment advisor for the Fund. The following table shows the fees the Fund paid to AIM or INVESCO for its advisory services in the fiscal year ended December 31, 2004.


      -------------------------------------------------------------------
                                    ADVISORY FEE AS A PERCENTAGE OF
      FUND                     AVERAGE ANNUAL NET ASSETS UNDER MANAGEMENT
      -------------------------------------------------------------------
      AIM V.I. Technology Fund                    0.75%

     On October 8, 2004, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM Funds) and AIM reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission (SEC), the New York Attorney General (NYAG) and the Colorado Attorney General (COAG), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM Distributors Inc. (ADI) (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

     Under the settlements, $325 million will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and $50 million will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity. These settlement Funds will be distributed in accordance with a methodology to be determined by an independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. In addition, as required by the settlements, AIM is undertaking certain governance and compliance reforms and reviewing its policies and procedures.


     At the request of the trustees of the AIM Funds, AMVESCAP PLC (AMVESCAP), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by such Funds related to market timing matters.

     The independent trustees of the AIM Funds have been assisted by their own independent counsel and financial expert in their own investigation of market timing activity in the AIM Funds. A special committee, consisting of four independent trustees, was formed to oversee this investigation. None of the costs of this investigation will be borne by the AIM Funds or by Fund shareholders.
     IFG, AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
     Section 529 college savings plans and procedures for locating lost securityholders. Additional regulatory inquiries related to these or other issues may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

     A number of private civil lawsuits related to market timing, late trading and related issues have been filed against (depending on the lawsuit) certain of the AIM Funds, IFG, AIM, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties. All such lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland for consolidated or coordinated pre-trial proceedings. Other private civil lawsuits have been filed against (depending on the lawsuit) IFG, AIM, ADI, certain related enti-ties, certain of their current and former officers and/or certain of the AIM Funds and their trustees alleging the improper use of fair value pricing, excessive advisory and/or distribution fees, improper charging of distribution fees on limited offering Funds or share classes and improper mutual fund sales practices and directed-brokerage arrangements and participation in class action settlements.

     Additional civil lawsuits related to the above or other issues may be filed by private litigants or by regulators against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

     You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the Fund's Statement of Additional Information and on AIM's Internet website under the heading "Settled Enforcement Actions and Investigations Related to Market Timing, Regulatory Inquiries and Pending Litigation" (http://www.aiminvestments.com/regulatory).
     As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.
Portfolio Managers
     The following individuals are jointly and primarily responsible for the day-to-day management of the Fund's portfolio:

     William R. Keithler, Senior Portfolio Manager, who has been responsible for the Fund since 1999 and has been associated with the Advisor and/or its affiliates since 1999.

     Michelle E. Fenton, Portfolio Manager, who has been responsible for the Fund since 2003 and has been associated with the Advisor and/or its affiliates since 1998.
     They are assisted by the Advisor's Technology Team, which may be comprised of portfolio managers, research analysts and other investment professionals of the Advisor. Team members provide research support and make securities recommendations with respect to the Fund's portfolio, but do not have day-to-day management responsibilities with respect to the Fund's portfolio. Members of the team may change from time to time. More information on the team, including biographies of other members of the team, may be found on the Advisor's website (http://www.aiminvestments.com). The website is not part of this prospectus.
     The Fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the Fund, a description of their compensation structure, and information regarding other accounts they manage.
Purchase And Redemption Of Shares
     The Fund ordinarily effects orders to purchase and redeem shares at the Fund's next computed net asset value after it receives an order. Insurance companies participating in the Fund serve as the Fund's designee for receiving orders of separate accounts that invest in the Fund. The Fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the NYSE restricts or suspends trading.

     Although the Fund generally intends to pay redemption proceeds solely in cash, the Fund reserves the right to determine, in its sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).


     Shares of the Fund are offered in connection with mixed and shared funding, i.e., to separate accounts of affiliated and unaffiliated insurance companies funding variable products. The Fund currently offers shares only to insurance company separate accounts. In the future, the Fund may offer them to pension and retirement plans that qualify for special federal income tax treatment. The Fund and AIM have applied for regulatory relief to enable the Fund's shares to be sold to and held by one or more Fund of Funds (open-end management investment companies or series thereof that offer their shares exclusively to insurance companies, their separate accounts and/or qualified plans). The Fund plans to offer its shares to Fund of Funds following receipt of the requested regulatory relief. Due to differences in tax treatment and other considerations, the interests of Fund shareholders, including variable product owners investing in separate accounts investing in the Fund, and the interests of plan participants investing in the Fund (whether directly or indirectly through Fund of Funds), may conflict.


     Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one insurance company separate account investing directly or indirectly in a Fund could cause variable products funded through another insurance company separate account to lose their tax-deferred status, unless remedial actions were taken. The Board of Trustees (the Board) of the Fund will monitor for the existence of any material conflicts and determine what action, if any, should be taken. A Fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account (or plan) withdrawing because of a conflict.

Excessive Short-Term Trading Activity Disclosures

     The Fund's investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the Fund's shares (i.e., purchases of Fund shares followed shortly thereafter by redemptions of such shares, or vice versa) may hurt the long-term performance of the Fund by requiring it to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of the Fund by causing it to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of Fund shares held by long-term investors may be diluted.

     The Board has adopted policies and procedures designed to discourage excessive short-term trading of Fund shares. The Fund may alter its policies and procedures at any time without giving prior notice to Fund shareholders, if the advisor believes the change would be in the best interests of long-term investors.

     Pursuant to the Fund's policies and procedures, AIM and its affiliates (collectively the AIM Affiliates) currently use the following tools designed to discourage excessive short-term trading in the Fund:

       (1)trade activity monitoring; and
       (2)the use of fair value pricing consistent with procedures approved by the Board.
     Each of these tools is described in more detail below.
     In addition, restrictions designed to discourage or curtail excessive short-term trading activity may be imposed by the insurance companies and/or their separate accounts that invest in the Fund on behalf of variable product owners. Variable product owners should refer to the applicable contract and related prospectus for more details.
     TRADE ACTIVITY MONITORING
     To detect excessive short-term trading activities, the AIM Affiliates will monitor, on a daily basis, selected aggregate purchase, or redemption trade orders placed by insurance companies and/or their separate accounts. The AIM Affiliates will seek to work with insurance companies to discourage variable product owners from engaging in abusive trading practices. However, the ability of the AIM Affiliates to monitor trades that are placed by variable product owners is severely if not completely limited due to the fact that the insurance companies trade with the Fund through omnibus accounts, and maintain the exclusive relationship with, and are responsible for maintaining the account records of, their variable product owners. There may also be legal and technological limitations on the ability of insurance companies to impose restrictions on the trading practices of their variable product owners. As a result, there can be no guarantee that the AIM Affiliates will be able to detect or deter market timing by variable product owners.

     If, as a result of this monitoring, the AIM Affiliates believe that a variable product owner has engaged in excessive short-term trading (regardless of whether or not the insurance company's own trading restrictions are exceeded), the AIM Affiliates will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the insurance company to take action to stop such activities, or (ii) refusing to process future purchases related to such activities in the insurance company's account with the Fund. AIM Affiliates will use reasonable efforts to apply the Fund's policies uniformly given the potential limitations described above.

     FAIR VALUE PRICING
     Securities owned by the Fund are to be valued at current market value if market quotations are readily available. All other securities and assets of the Fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of the Fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.
     See "Pricing of Shares -- Determination of Net Asset Value" for more information.
     RISKS
     There is the risk that the Funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive short-term trading. Although these policies and procedures, including the tools described above, are designed to discourage excessive short-term trading, they do not eliminate the possibility that excessive short-term trading activity in the Fund will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with the best interests of long-term investors. However, there can be no assurance that the AIM Affiliates will be able to gain access to any or all of the information necessary to detect or prevent excessive short-term trading by a variable product owner. While the AIM Affiliates and the Fund may seek to take actions with the assistance of the insurance companies that invest in the Fund, there is the risk that neither the AIM Affiliates nor the Fund will be successful in their efforts to minimize or eliminate such activity.

Pricing of Shares
     DETERMINATION OF NET ASSET VALUE
     The price of the Fund's shares is the Fund's net asset value per share.
     The Fund values portfolio securities for which market quotations are readily available at market value. The Fund values all other securities and assets for which market quotations are not readily available at their fair value in good faith using procedures approved by the Board of the Fund. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.
     Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the Fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Advisor determines that the closing price of the security is unreliable, the Advisor will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.
     Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual Funds to calculate their net asset values.
     The Advisor may use indications of fair value from pricing services approved by the Board. In other circumstances, the Advisor valuation committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, the Advisor routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board. Specific types of securities are valued as follows:
     Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, the Advisor will value the security at fair value in good faith using procedures approved by the Board.
     Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If an issuer specific event has occurred that the Advisor determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. The Advisor also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where the Advisor believes, at the approved degree of certainty, that the price is not reflective of current market value, the Advisor will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.
     Fund securities primarily traded on foreign markets may trade on days that are not business days of the Fund. Because the net asset value of Fund shares is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the Fund.
     Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service is unreliable, the Advisor the valuation committee may fair value the security using procedures approved by the Board.
     Short-term Securities: The Fund's short-term investments are valued at amortized cost when the security has 60 days or less to maturity.
     Futures and Options: Futures and options are valued on the basis of market quotations, if available.
     Open-end Funds: To the extent the Fund invests in other open-end Funds, the investing Fund will calculate its net asset value using the net asset value of the underlying Fund in which it invests.
     The Fund discloses portfolio holdings at different times and with different lag times to insurance companies issuing variable products that invest in the Fund, and in annual, semi-annual and quarterly shareholder reports. Refer to such reports to determine the types of securities in which a Fund has invested. You may also refer to the Statement of Additional Information to determine what types of securities in which the Fund may invest. You may obtain copies of these reports or of the
     Statement of Additional Information from the insurance company that issued your variable product, or from the advisor as described on the back cover of this prospectus.
     The Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or earlier NYSE closing time that day.
     Taxes                          [GRAPHIC]
     The amount, timing and character of distributions to the separate account may be affected by special tax rules applicable to certain investments purchased by the Fund. Variable product owners should refer to the prospectus for their variable products for information regarding the tax consequences of owning such variable products and should consult their tax advisors before investing.
     Dividends And Distributions    [GRAPHIC]
     DIVIDENDS
     The Fund generally declares and pays dividends, if any, annually to separate accounts of insurance companies issuing the variable products.
     The Fund expects that its distributions will consist primarily of capital gains.
     CAPITAL GAINS DISTRIBUTIONS
     The Fund generally distributes long-term and short-term capital gains, if any, annually to separate accounts of insurance companies issuing the variable products.
     At the election of insurance companies issuing the variable products dividends and distributions are automatically reinvested at net asset value in shares of the Fund.
Voting Rights
     Since the shares of the Fund are owned by your insurance company and not by you directly, you will not vote shares of the Fund. Your insurance company will vote the shares that it holds as required by state and federal law. Your contract prospectus contains more information on your rights to instruct your insurance company how to vote Fund shares held in connection with your contract.
Share Classes
     The Fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan". This prospectus relates to the Series I shares.
Payments to Insurance Companies

     ADI, the distributor of the Fund, or one or more of its corporate affiliates, may make cash revenue sharing payments to the insurance company that issued your variable product or its affiliates in connection with promotion of the Fund and certain other marketing support services. ADI makes these payments from its own resources.


     ADI makes revenue sharing payments as incentives to certain insurance companies to promote the sale and retention of shares of the Fund. The benefits ADI receives when it makes these payments may include, among other things, adding the Fund to the list of underlying investment options in the insurance companies' variable products, and access (in some cases on a preferential basis over other competitors) to individual members of the insurance companies' sales force or to the insurance companies' management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the insurance company for including the Fund in its variable products (on its "sales shelf"). ADI compensates insurance companies differently depending typically on the level and/or type of considerations provided by the insurance company. The revenue sharing payments ADI makes may be calculated on sales of shares of the Fund (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold to the insurance company during the particular period. Such payments also may be calculated on the average daily net assets of the Fund attributable to that particular insurance company (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make sales of shares of the Fund and Asset-Based Payments primarily create incentives to retain assets of the Fund in insurance company separate accounts.


     ADI is motivated to make the payments described above in order to promote the sale of Fund shares and the retention of those investments by clients of insurance companies. To the extent insurance companies sell more shares of the Fund or retain shares of the Fund in their variable product owners' accounts, ADI benefits from the incremental management and other fees paid to ADI by the Fund with respect to those assets.


     In addition to the payments listed above, the Advisor may also reimburse insurance companies for certain administrative services provided to variable product owners. Under a Master Administrative Services Agreement, between the Fund and the Advisor, the Advisor is entitled to receive from the Fund reimbursement of its costs or such reasonable compensation as may be approved by the Board of the Fund. Under this arrangement, the Advisor provides, or assures that insurance companies issuing variable products will provide, certain variable product owner-related services. These services, include, but are not limited to, facilitation of variable product owners' purchase and redemption requests; distribution to existing variable product owners of copies of Fund prospectuses, proxy materials, periodic Fund reports, and other materials; maintenance of variable product owners' records; and fund services and communications. Currently, these administrative service payments made by the Fund to the Advisor are subject to an annual limit of 0.25% of the average net assets invested in the Fund by each insurance company. Any amounts paid by the Advisor to an insurance company in excess of 0.25% of the average net assets invested in the Fund are paid by the Advisor out of its own financial resources, and not out of the Fund's assets.

     You can find further details in the Statement of Additional Information about these payments and the services provided by insurance companies. In certain cases these payments could be significant to the insurance company. Your insurance company may charge you additional fees or commissions, on your variable product other than those disclosed in this prospectus. You can ask your insurance company about any payments it receives from AIM, ADI, or the Fund, as well as about fees and/or commissions it charges.

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Fund's Series I shares. Certain information reflects the financial results for a single Series I Fund share. The total returns in the table represent the annual percentages that an investor would have earned (or lost) on an investment in a share of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent registered public accountants, whose report, along with the financial statements, is included in the Fund's Annual Report. This Report is available without charge by contacting ADI at the address or telephone number on the back cover of this Prospectus.






                                                                                            Year ended December 31,
                                                                   -----------------------------------------------------------
                                                                          2004           2003         2002           2001
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $  11.87           $   8.17   $  15.37       $  28.37
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.04)/(a)/        (0.08)     (0.00)/(b)/    (0.12)/(c)/
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)      0.59               3.78      (7.20)        (12.88)
-------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                   0.55               3.70      (7.20)        (13.00)
-------------------------------------------------------------------------------------------------------------------------------
Less distributions from net realized gains                               --                 --         --             --
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  12.42           $  11.87   $   8.17       $  15.37
-------------------------------------------------------------------------------------------------------------------------------
Total return/(d)/                                                      4.63%             45.29%    (46.84)%       (45.82)%
-------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $200,556           $171,546   $105,508       $240,253
-------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                1.15%/(e)/         1.10%      1.11%          1.07%
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets           (0.39)%/(a)(e)/    (0.85)%    (0.96)%        (0.66)%
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                 137%                89%        92%            88%
-------------------------------------------------------------------------------------------------------------------------------


                                                                   ---------
                                                                        2000
---------------------------------------------------------------------------------
Net asset value, beginning of period                               $  37.13
---------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.01)/(b)/
---------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     (8.68)
---------------------------------------------------------------------------------
    Total from investment operations                                  (8.69)
---------------------------------------------------------------------------------
Less distributions from net realized gains                            (0.07)
---------------------------------------------------------------------------------
Net asset value, end of period                                     $  28.37
---------------------------------------------------------------------------------
Total return/(d)/                                                    (23.42)%
---------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $443,773
---------------------------------------------------------------------------------
Ratio of expenses to average net assets                                1.02%
---------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets           (0.34)%
---------------------------------------------------------------------------------
Portfolio turnover rate                                                  82%
---------------------------------------------------------------------------------


/(a)/Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment
     (loss) to average net assets excluding the special dividend are $(0.09) and (0.82)%, respectively.


/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.12) and $(0.09) for the years ended December 31, 2002 and 2000, respectively.


/(c)/Calculated using average shares outstanding.


/(d)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.


/(e)/Ratios are based on average daily net assets of $184,877,889.

                       Obtaining Additional Information
--------------------------------------------------------------------------------
More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the Fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the Fund's investments. The Fund's annual report also discusses the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. Beginning with the fiscal periods ending after July 9, 2004, the Fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.
If you wish to obtain free copies of the Fund's current SAI or annual or semiannual reports, please contact the insurance company that issued your variable products, or you may contact us by mail at A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173 or

                          By Telephone: (800) 410-4246

Because you cannot purchase shares of the Fund directly, these documents have not been made available on our website.
The Fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable products that invest in the Fund.
You can also review and obtain copies of the Fund's SAI, financial reports, the Fund's Form N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Room, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.
  AIM V.I. Technology Fund Series I
  SEC 1940 Act file number: 811-7452

                     [LOGO] Your goals
                     Our solutions/sm/
                                   AIM
AIMinvestments.com         Investments

AIM V.I. TECHNOLOGY FUND
SERIES II SHARES
A mutual fund sold exclusively to insurance company separate accounts funding variable annuity contracts and variable life insurance policies.

This prospectus contains important information about the Series II class shares (Series II shares) of the Fund. Please read it before investing and keep it for future reference.


TABLE OF CONTENTS
Investment Goals, Strategies, And Risks.....2..
Disclosure of Portfolio Holdings............3..
Fund Performance............................3..
Fees Table, Expense Example, And Hypothetical
  Investment And Expense Information....... 4..
Investment Risks........................... 5..
Principal Risks Associated With The Fund... 5..
Temporary Defensive Positions.............. 7..
Fund Management............................ 7..
Portfolio Managers......................... 8..
Purchase And Redemption Of Shares.......... 8..
Excessive Short-Term Trading Activity
  Disclosures.............................. 9..
Pricing Of Shares ........................ 10..
Taxes..................................... 11..
Dividends And Distributions............... 11..
Voting Rights............................. 11..
Share Classes............................. 11..
Distribution Plan..........................12..
Payments To Insurance Companies........... 12..
Financial Highlights...................... 13..


The AIM family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.

No dealer, salesperson, or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus, and you should not rely on such other information or representations.
The Securities and Exchange Commission has not approved or disapproved the shares of these Funds. Likewise, the Commission has not determined if this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a federal crime.
  AIM VARIABLE INSURANCE FUNDS
[LOGO] Your goals
Our solutions/R/
AIM
Investments/R/
PROSPECTUS | April 29, 2005

     A I M Advisors, Inc. (AIM or Advisor) is the investment advisor for the Fund. Prior to April 30, 2004, the Fund was a series portfolio of INVESCO Variable Investment Funds, Inc., a Maryland corporation (the Company). On April 30, 2004, the Fund became a series portfolio of AIM Variable Insurance Funds, a Delaware statutory trust. Prior to April 30, 2004, INVESCO Funds Group, Inc. (INVESCO) served as the investment advisor for the series portfolio of the Company.

     Shares of the Fund are used as investment vehicles for variable annuity contracts and variable life insurance policies (variable products) issued by certain insurance companies. You cannot purchase shares of the Fund directly. As an owner of a variable product (variable product owner) that offers the Fund as an investment option, however, you may allocate your variable product values to a separate account of the insurance company that invests in shares of the Fund.
     Your variable product is offered through its own prospectus, which contains information about your variable product, including how to purchase the variable product and how to allocate variable product values to the Fund.
THIS PROSPECTUS WILL TELL YOU MORE ABOUT:
     Investment Goals & Strategies  [GRAPHIC]
[LOGO]Potential Investment Risks
     Past Performance               [GRAPHIC]
        ---------------------------------------------------------------
                                    [GRAPHIC]
     [LOGO]
          Investment Goals, Strategies, And Risks
FOR MORE DETAILS ABOUT The Fund seeks capital growth. It is actively
THE FUND'S MARKET OUT- managed. The Fund invests primarily in equity
LOOK, PLEASE SEE THE   securities that the Advisor believes will rise in
MOST RECENT ANNUAL OR  price faster than other securities, as well as in
SEMIANNUAL REPORT.     options and other invest-ments whose values are
                       based upon the values of equity securities.
                       The Fund normally invests at least 80% of its net assets in the equity securities and equity-related instru-ments of companies engaged in technology-related industries. These include, but are not limited to, vari-ous applied technologies, hardware, software, semiconductors, telecommunications equipment and services, and service-related companies in information technology. Many of these products and services are subject to rapid obsolescence, which may lower the market value of the securities of the companies in this sector. At any given time, 20% of the Fund's assets is not required to be invested in the sector. To determine whether a potential investment is truly doing business in the technology sector, a company must meet at least one of the following tests:
    . At least 50% of its gross income or its net sales must come from activities in the technology sector;
    . At least 50% of its assets must be devoted to producing revenues from the technology sector; or
    . Based on other available information, we determine that its primary business is within the technology sector.
     The Fund may invest up to 25% of its assets in securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation.
     The Advisor uses a research-oriented "bottom up" investment approach to create the Fund's investment portfolio, focusing on company fundamentals and growth prospects when selecting securities. In general, the Fund emphasizes companies that the Advisor believes are strongly managed and will generate above-average long-term capital appreciation.
     A core portion of the Fund's portfolio is invested in market-leading technology companies among various subsectors in the technology universe that we believe will maintain or improve their market share regardless of overall economic conditions. These companies are leaders in their fields and are believed to have a strategic advantage over many of their competitors. The remainder of the Fund's portfolio consists of faster-growing, more volatile technology companies that the Advisor believes to be emerging leaders in their fields. The market prices of these companies tend to rise and fall more rapidly than those of larger, more established companies.
     Growth investing may be more volatile than other investment styles because growth stocks are more sensitive to investor perceptions of an issuing company's growth potential. Growth-oriented funds typically will underperform value-oriented funds when investor sentiment favors the value investing style.
     As a sector fund, the portfolio is concentrated in a comparatively narrow segment of the economy. This means the Fund's investment concentration in a sector is higher than most mutual funds and the broad securities markets. Consequently, the Fund tends to be more volatile than other mutual funds, and the value of its portfolio investments and consequently the value of an investment in the Fund tend to go up and down more rapidly.

     The Fund is subject to other principal risks such as potential conflicts, market, foreign securities, liquidity, derivatives, options and futures, counterparty, and lack of timely information risks. These risks are described and discussed later in the Prospectus under the headings "Investment Risks" and "Principal Risks Associated With The Fund." An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. As with any mutual fund, there is always a risk that an investment in the Fund may lose money.

Disclosure Of Portfolio Holdings
     A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Fund's Statement of Additional Information.
     Fund Performance               [GRAPHIC]
     The bar chart and table below show the Fund's performance (commonly known as its "total return") for the periods ended December 31. Remember, past performance does not indicate how the Fund will perform in the future.
     The Fund's average annual total returns shown below are net of its expenses, but do not reflect the additional fees and expenses assessed in connection with your variable product. If those product fees and expenses were included, the returns would be less than those shown.
     Performance shown for periods prior to the inception date of the Series II shares reflects the Series I shares performance, adjusted to reflect the impact that the Rule 12b-1 plan of Series II shares would have had if the Series II shares had then existed. Series I shares are not offered by this prospectus. The Series I and Series II shares invest in the same portfolio of securities and will have substantially similar performance, except to the extent that the expenses borne by each share class differ. Series II shares have higher expenses (and therefore lower performance) resulting from its Rule 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Fund).
     The following performance table compares the Fund's performance to those of an unmanaged broad-based securities market index, style-specific index and peer-group index. The Fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the Fund may deviate significantly from the performance of the indices shown below.

----------------------------------------------------------------
AIM V.I. TECHNOLOGY FUND (SERIES II)
      ANNUAL TOTAL RETURN/1,2/
----------------------------------------------------------------
                                      [CHART]
 '98       '99      '00       '01       '02      '03       '04
------   -------  --------  --------  --------  ------   -------
25.37%   158.29%  (23.61%)  (45.96%)  (46.98%)  44.93%    4.21%
----------------------------------------------------------------
Best Calendar Qtr.  12/99  66.55%
Worst Calendar Qtr.  9/01   (42.22%)
----------------------------------------------------------------


             ----------------------------------------------------------
                                         AVERAGE ANNUAL TOTAL RETURN
                                         FOR THE PERIODS ENDED 12/31/04
                                         ------------------------------
                                                               SINCE
                                         1 YEAR   5 YEARS    INCEPTION
             ----------------------------------------------------------
             AIM V.I. Technology Fund
               (Series II)/1/             4.21%   (19.86%)   2.72%/2/
             S&P 500 Index/3,4/          10.87%    (2.30%)   6.40%/2/
             Goldman Sachs Technology
               Composite Index/4,5/       2.57%     N/A        N/A
             Lipper Science & Technology
               Fund Index/4,6/            4.11%   (15.92%)   4.01%/2/
             ----------------------------------------------------------


   /1/ For periods prior to April 30, 2004, performance shown relates to a predecessor fund advised by INVESCO. The returns shown for these periods are the blended returns of the historical performance of the Fund's Series II shares since their inception and the restated historical performance of the predecessor Fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date of the Fund's Series II shares is April 30, 2004. Total return figures include reinvested dividends and capital gain distributions and the effect of the Fund's expenses.

   /2/ Series I shares of the Fund commenced investment operations on May 20,
       1997. Index comparisons begin on May 31, 1997.
   /3/ The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance. The Fund has also included the Goldman Sachs Technology Composite Index, which the Fund believes more closely reflects the performance of the securities in which the Fund invests. In addition, the Lipper Science & Technology Fund Index (which may or may not include the Fund) is included for comparison to a peer-group.

   /4/ The indices may not reflect payment of fees, expenses or taxes.

    /5 /The Goldman Sachs Technology Composite Index is a modified capitalization-weighted index currently composed of 178 companies involved in the technology industry. The index is rebalanced semiannually and becomes effective after the close of business on expiration Friday, or the third Friday, of January and July.

    /6 /The Lipper Science & Technology Fund Index is an equally weighted representation of the 30 largest funds that make up the Lipper Science & Technology category. These funds invest more than 65% of their portfolios in science and technology stocks.

Fee Table, Expense Example, And Hypothetical Investment And Expense Information

     The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable product owner buys, holds, or redeems interest in an insurance company separate account that invests in the Series II shares of the Fund but does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.
     SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                     Series II shares
Maximum Sales Charge (Load)                N/A
Maximum Deferred Sales Charge (Load)       N/A

     ---

     "N/A" in the above table means "not applicable."

     ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)/1/

                                        Series II shares
Management Fees                               0.75%
Rule (12b-1) Fees                             0.25%
Other Expenses                                0.40%
Total Annual Fund Operating Expenses/2/       1.40%



     ---

    /1 /Except as otherwise noted, figures shown in the table are for the year ended December 31, 2004 and are expressed as a percentage of the Fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.




   /2/ The Fund's advisor and/or distributor have contractually agreed to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series II shares to 1.45% of average daily nets assets for each series portfolio of AIM Variable Insurance Funds. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales;
        (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and
        (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The expense limitation agreement is in effect through April 30, 2006.

     EXPENSE EXAMPLE

     The Example is intended to help you compare the cost of investing in the Fund's Series II shares to the cost of investing in other mutual funds. The Example also does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.




     The Example assumes that you invest $10,000 in the Fund's Series II shares for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same and includes the effect of any contractual fee waivers and/or expense reimbursements. To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


                                      1 year 3 years 5 years 10 years
                                      ------ ------- ------- --------
           Series II shares
             AIM V.I. Technology Fund  $143   $443    $766    $1,680


     HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION


     The following supplemental hypothetical investment information provides additional information in a different format from the preceding Fee Table about the effect of a fund's expenses, including investment advisory fees and other Fund costs, on the Fund's return over a 10-year period. Because a fund's annual return when quoted is already reduced by the fund's fees and expenses for that year, this hypothetical expense information is intended to help you understand the annual and cumulative impact of a fund's fees and expenses on your investment. Assuming a hypothetical investment of $10,000 in the Fund and a 5% return before expenses each year, the chart shows the cumulative return before expenses, the cumulative return after expenses, the ending balance and the estimated annual expenses for each year one through ten. The chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The annual expense ratio, which is the same as stated in the Fee Table above, is reflected in the chart and is net of any contractual fee waiver or expense reimbursement. There is no assurance that the current annual expense ratio will be the expense ratio for the Fund. To the extent that the advisor makes any waivers or reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account any fees and expenses assessed in connection with your variable product; if they did, the expenses shown would be higher, while the ending balance shown would be lower. You should understand that this is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.


Series II--Annual
Expense Ratio 1.40%        Year 1     Year 2     Year 3     Year 4     Year 5     Year 6     Year 7     Year 8     Year 9
----------------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
Expenses                      5.00%     10.25%     15.76%     21.55%     27.63%     34.01%     40.71%     47.75%     55.13%
Cumulative Return After
Expenses                      3.60%      7.33%     11.19%     15.20%     19.34%     23.64%     28.09%     32.70%     37.48%
End of Year Balance      $10,360.00 $10,732.96 $11,119.35 $11,519.64 $11,934.35 $12,363.99 $12,809.09 $13,270.22 $13,747.95
Estimated Annual
Expenses                 $   142.52 $   147.65 $   152.97 $   158.47 $   164.18 $   170.09 $   176.21 $   182.56 $   189.13
----------------------------------------------------------------------------------------------------------------------------


Series II--Annual
Expense Ratio 1.40%       Year 10
-----------------------------------
Cumulative Return Before
Expenses                     62.89%
Cumulative Return After
Expenses                     42.43%
End of Year Balance      $14,242.87
Estimated Annual
Expenses                 $   195.94
-----------------------------------



[LOGO]Investment Risks
BEFORE ALLOCATING VARIA- You should determine the level of risk with which
BLE PRODUCT VALUES TO    you are comfortable before you allocate contract
THE FUND, YOU SHOULD     val-ues to the Fund. The principal risks of any
DETERMINE THE LEVEL OF   mutual fund, including the Fund, are:
RISK WITH WHICH YOU ARE
COMFORTABLE. TAKE INTO   Not Insured. Mutual funds are not insured by the
ACCOUNT FACTORS LIKE     FDIC or any other government agency, unlike bank
YOUR AGE, CAREER, IN-    deposits such as CDs or savings accounts.
COME LEVEL, AND TIME
HORIZON.                 No Guarantee. No mutual fund can guarantee that
                         it will meet its investment objectives.
                         Possible Loss Of Investment. A mutual fund cannot guarantee its performance, nor assure you that the market value of your investment will increase. You may lose the money you invest, and the Fund will not reimburse you for any of these losses.
                         Volatility. The price of Fund shares will increase or decrease with changes in the value of the Fund's underlying investments and changes in the equity markets as a whole.
[LOGO]Principal Risks Associated With The Fund
     You should consider the special risk factors discussed below associated with the Fund's policies in determining the appropriateness of allocating your contract values to the Fund. See the Statement of Additional Information for a discussion of additional risk factors.
     MARKET RISK
     Equity stock prices vary and may fall, thus reducing the value of the Fund's investments. Certain stocks selected for the Fund's portfolio may decline in value more than the overall stock market. In general, the securities of small companies are more volatile than those of mid-size companies or large companies.
     FOREIGN SECURITIES RISKS
     Investments in foreign and emerging markets carry special risks, including currency, political, regulatory, and diplomatic risks.
       Currency Risk. A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of the Fund's investment in a security valued in the foreign currency, or based on that currency value. Political Risk. Political actions, events, or instability may result in unfavorable changes in the value of a security.
       Regulatory Risk. Government regulations may affect the value of a security. In foreign countries, securities markets that are less regulated than those in the U.S. may permit trading practices that are not allowed in the U.S.
       Diplomatic Risk. A change in diplomatic relations between the U.S. and a foreign country could affect the value or liquidity of investments.
     LIQUIDITY RISK
     The Fund's portfolio is liquid if the Fund is able to sell the securities it owns at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security.
     Investments in smaller companies or in foreign companies or companies in emerging markets are subject to a variety of risks, including potential lack of liquidity.

     DERIVATIVES RISK
     A derivative is a financial instrument whose value is "derived," in some manner, from the price of another security, index, asset, or rate. Derivatives include options contracts, among a wide range of other instruments. The principal risk of investments in derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Some derivatives are more sensitive to interest rate changes and market price fluctuations than others. Also, derivatives are subject to counterparty risk, described below.
     Options are a common type of derivative that a Fund may occasionally use to hedge its investments. An option is the right to buy and sell a security or other instrument, index, or commodity at a specific price on or before a specific date. The use of options may increase the performance of the Fund, but also may increase market risk. Other types of derivatives include futures, swaps, caps, floors, and collars.
     COUNTERPARTY RISK
     This is a risk associated primarily with repurchase agreements and some derivatives transactions. It is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the Fund.
     LACK OF TIMELY INFORMATION RISK
     Timely information about a security or its issuer may be unavailable, incomplete, or inaccurate. This risk is more common to securities issued by foreign companies and companies in emerging markets than it is to the securities of U.S.-based companies.

     PORTFOLIO TURNOVER RISK


     The Fund's investments may be bought and sold relatively frequently. A high turnover rate may affect the Fund's performance because it results in higher brokerage commissions.

                 --------------------------------------------
     Although the Fund generally invests in equity securities of companies engaged in technology-related industries, the Fund also may invest in other types of securities and other financial instruments indicated in the chart below. Although these investments typically are not part of the Fund's principal investment strategy, they may constitute a significant portion of the Fund's portfolio, thereby possibly exposing the Fund to the following additional risks.

INVESTMENT                                                                              RISKS
---------------------------------------------------------------------------------------------------------------------------
American Depositary Receipts (ADRs)
These are securities issued by U.S. banks that represent shares of foreign corporations Market, Information, Political,
held by those banks. Although traded in U.S. securities markets and valued in U.S.      Regulatory, Diplomatic, Liquidity,
dollars, ADRs carry most of the risks of investing directly in foreign securities.      and Currency Risks
---------------------------------------------------------------------------------------------------------------------------
Futures
A futures contract is an agreement to buy or sell a specific amount of a financial      Market, Information, Counterparty,
instrument (such as an index option) at a stated price on a stated date. The Fund may   Liquidity, Derivatives, and Options
use futures contracts to provide liquidity and hedge portfolio value.                   and Futures Risks
---------------------------------------------------------------------------------------------------------------------------
Options
The obligation or right to deliver or receive a security or other instrument, index, or Market, Information, Liquidity,
commodity, or cash payment depending on the price of the underlying security or the     Derivatives, and Options and
performance of an index or other benchmark. Includes options on specific securities     Futures Risks
and stock indices, and options on stock index futures. May be used in the Fund's portfolio to provide liquidity and hedge portfolio value.
---------------------------------------------------------------------------------------------------------------------------
Other Financial Instruments
These may include forward contracts, swaps, caps, floors, and collars, among others.    Counterparty, Currency, Liquidity,
They may be used to try to manage the Fund's foreign currency exposure and other        Market, and Regulatory Risks
investment risks, which can cause its net asset value to rise or fall. The Fund may use these financial instruments, commonly known as "derivatives," to increase or decrease its exposure to changing securities prices, interest rates, currency exchange rates, or other factors.
---------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements
A contract under which the seller of a security agrees to buy it back at an agreed-upon Counterparty Risk price and time in the future.
---------------------------------------------------------------------------------------------------------------------------

[LOGO]Temporary Defensive Positions
     When securities markets or economic conditions are unfavorable or unsettled, the Advisor might try to protect the assets of the Fund by investing in securities that are highly liquid, such as high-quality money market instruments like short-term U.S. government obligations, commercial paper, or repurchase agreements, even though that is not the normal investment strategy of the Fund. The Advisor has the right to invest up to 100% of the Fund's assets in these securities, although we are unlikely to do so. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, they also have their own risks. Investments that are highly liquid or comparatively safe tend to offer lower returns. Therefore, the Fund's performance could be comparatively lower if it concentrates in defensive holdings.
Fund Management
                        INVESTMENT ADVISOR

AIM AND ADI ARE SUBSIDIARIES AIM is the investment advisor for the Fund and is
OF AMVESCAP PLC, AN          responsible for its day-to-day management. AIM is
INTERNATIONAL INVESTMENT     located at 11 Greenway Plaza, Suite 100, Houston,
MANAGEMENT COMPANY THAT      Texas 77046-1173. The Advisor supervises all
MANAGES MORE THAN $382       as-pects of the Fund's operations and provides
BILLION IN ASSETS WORLDWIDE. investment advisory services to the Fund,
AMVESCAP IS BASED IN LON-    including obtaining and evaluating economic,
DON, WITH MONEY MANAGERS     statistical and financial information to
LOCATED IN EUROPE, NORTH     formulate and implement investment programs for
AND SOUTH AMERICA, AND THE   the Fund. AIM has acted as an investment advisor
FAR EAST.                    since its organization in 1976. Today, AIM,
                             together with its subsidiaries, advises or manages over 200 investment portfolios, encompassing a broad range of investment objectives.
                             A I M Distributors, Inc. (ADI) is the Fund's distributor and is responsible for the sale of the Fund's shares. AIM and ADI are subsidiaries of AMVESCAP PLC.
                             Prior to April 30, 2004, INVESCO served as the investment advisor for the Fund. The following table shows the fees the Fund paid to AIM or INVESCO for its advisory services in the fiscal year ended
                             December 31, 2004.


-------------------------------------------------------------------
                              ADVISORY FEE AS A PERCENTAGE OF
FUND                     AVERAGE ANNUAL NET ASSETS UNDER MANAGEMENT
-------------------------------------------------------------------
AIM V.I. Technology Fund                    0.75%

     On October 8, 2004, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM Funds) and AIM reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission (SEC), the New York Attorney General (NYAG) and the Colorado Attorney General (COAG), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. (ADI) (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

     Under the settlements, $325 million will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and $50 million will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity. These settlement Funds will be distributed in accordance with a methodology to be determined by an independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. In addition, as required by the settlements, AIM is undertaking certain governance and compliance reforms and reviewing its policies and procedures.


     At the request of the trustees of the AIM Funds, AMVESCAP PLC (AMVESCAP), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by such Funds related to market timing matters.

     The independent trustees of the AIM Funds have been assisted by their own independent counsel and financial expert in their own investigation of market timing activity in the AIM Funds. A special committee, consisting of four independent trustees, was formed to oversee this investigation. None of the costs of this investigation will be borne by the AIM Funds or by Fund shareholders.
     IFG, AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
     Section 529 college savings plans and procedures for locating lost securityholders. Additional regulatory inquiries related to these or other issues may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

     A number of private civil lawsuits related to market timing, late trading and related issues have been filed against (depending on the lawsuit) certain of the AIM Funds, IFG, AIM, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties. All such lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland for consolidated or coordinated pre-trial proceedings. Other private civil lawsuits have been filed against (depending on the lawsuit) IFG, AIM, ADI, certain related entities, certain of their current and former officers and/or certain of the AIM Funds and their trustees alleging the improper use of fair value pricing, excessive advisory and/or distribution fees, improper charging of distribution fees on limited offering Funds or share classes and improper mutual fund sales practices and directed-brokerage arrangements and participation in class action settlements.


     Additional civil lawsuits related to the above or other issues may be filed by private litigants or by regulators against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

     You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the Fund's Statement of Additional Information and on AIM's Internet website under the heading "Settled Enforcement Actions and Investigations Related to Market Timing, Regulatory Inquiries and Pending Litigation" (http://www.aiminvestments.com/regulatory).
     As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.
Portfolio Managers
     The following individuals are jointly and primarily responsible for the day-to-day management of the Fund's portfolio:

    . William R. Keithler, Senior Portfolio Manager, who has been responsible for the Fund since 1999 and has been associated with the Advisor and/or its affiliates since 1999.

    . Michelle E. Fenton, Portfolio Manager, who has been responsible for the Fund since 2003 and has been associated with the Advisor and/or its affiliates since 1998.
     They are assisted by the Advisor's Technology Team, which may be comprised of portfolio managers, research analysts and other investment professionals of the Advisor. Team members provide research support and make securities recommendations with respect to the Fund's portfolio, but do not have day-to-day management responsibilities with respect to the Fund's portfolio. Members of the team may change from time to time. More information on the team, including biographies of other members of the team, may be found on the Advisor's website (http://www.aiminvestments.com). The website is not part of this prospectus.
     The Fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the Fund, a description of their compensation structure, and information regarding other accounts they manage.
Purchase And Redemption Of Shares
     The Fund ordinarily effects orders to purchase and redeem shares at the Fund's next computed net asset value after it receives an order. Insurance companies participating in the Fund serve as the Fund's designee for receiving orders of separate accounts that invest in the Fund. The Fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the NYSE restricts or suspends trading.

     Although the Fund generally intends to pay redemption proceeds solely in cash, the Fund reserves the right to determine, in its sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).


     Shares of the Fund are offered in connection with mixed and shared funding, i.e., to separate accounts of affiliated and unaffiliated insurance companies funding variable products. The Fund currently offers shares only to insurance company separate accounts. In the future, the Fund may offer them to pension and retirement plans that qualify for special federal income tax treatment. The Fund and AIM have applied for regulatory relief to enable the Fund's shares to be sold to and held by one or more Fund of Funds (open-end management investment companies or series thereof that offer their shares exclusively to insurance companies, their separate accounts and/or qualified plans). The Fund plans to offer its shares to Fund of Funds following receipt of the requested regulatory relief. Due to differences in tax treatment and other considerations, the interests of Fund shareholders, including variable product owners and plan participants investing in the Fund (whether directly or indirectly through Fund of Funds), may conflict.


     Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one insurance company separate account investing directly or indirectly in a Fund could cause variable products funded through another insurance company separate account to lose their tax-deferred status, unless remedial actions were taken. The Board of Trustees (the Board) of the Fund will monitor for the existence of any material conflicts and determine what action, if any, should be taken. A Fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account (or plan) withdrawing because of a conflict.

Excessive Short-Term Trading Activity Disclosures

     The Fund's investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the Fund's shares (i.e., purchases of Fund shares followed shortly thereafter by redemptions of such shares, or vice versa) may hurt the long-term performance of the Fund by requiring it to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of the Fund by causing it to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of Fund shares held by long-term investors may be diluted.

     The Board has adopted policies and procedures designed to discourage excessive short-term trading of Fund shares. The Fund may alter its policies and procedures at any time without giving prior notice to Fund shareholders, if the advisor believes the change would be in the best interests of long-term investors.

     Pursuant to the Fund's policies and procedures, AIM and its affiliates (collectively the AIM Affiliates) currently use the following tools designed to discourage excessive short-term trading in the Fund:

       (1)trade activity monitoring; and
       (2)the use of fair value pricing consistent with procedures approved by the Board.
     Each of these tools is described in more detail below.
     In addition, restrictions designed to discourage or curtail excessive short-term trading activity may be imposed by the insurance companies and/or their separate accounts that invest in the Fund on behalf of variable product owners. Variable product owners should refer to the applicable contract and related prospectus for more details.
     TRADE ACTIVITY MONITORING
     To detect excessive short-term trading activities, the AIM Affiliates will monitor, on a daily basis, selected aggregate purchase, or redemption trade orders placed by insurance companies and/or their separate accounts. The AIM Affiliates will seek to work with insurance companies to discourage variable product owners from engaging in abusive trading practices. However, the ability of the AIM Affiliates to monitor trades that are placed by variable product owners is severely if not completely limited due to the fact that the insurance companies trade with the Fund through omnibus accounts, and maintain the exclusive relationship with, and are responsible for maintaining the account records of, their variable product owners. There may also be legal and technological limitations on the ability of insurance companies to impose restrictions on the trading practices of their variable product owners. As a result, there can be no guarantee that the AIM Affiliates will be able to detect or deter market timing by variable product owners.

     If, as a result of this monitoring, the AIM Affiliates believe that a variable product owner has engaged in excessive short-term trading (regardless of whether or not the insurance company's own trading restrictions are exceeded), the AIM Affiliates will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the insurance company to take action to stop such activities, or (ii) refusing to process future purchases related to such activities in the insurance company's account with the Fund. AIM Affiliates will use reasonable efforts to apply the fund's policies uniformly given the potential limitations described above.

     FAIR VALUE PRICING
     Securities owned by the Fund are to be valued at current market value if market quotations are readily available. All other securities and assets of the Fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of the Fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.
     See "Pricing of Shares -- Determination of Net Asset Value" for more information.

     RISKS
     There is the risk that the Funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive short-term trading. Although these policies and procedures, including the tools described above, are designed to discourage excessive short-term trading, they do not eliminate the possibility that excessive short-term trading activity in the Fund will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with the best interests of long-term investors. However, there can be no assurance that the AIM Affiliates will be able to gain access to any or all of the information necessary to detect or prevent excessive short-term trading by a variable product owner. While the AIM Affiliates and the Fund may seek to take actions with the assistance of the insurance companies that invest in the Fund, there is the risk that neither the AIM Affiliates nor the Fund will be successful in their efforts to minimize or eliminate such activity.
Pricing of Shares
     DETERMINATION OF NET ASSET VALUE
     The price of the Fund's shares is the Fund's net asset value per share.
     The Fund values portfolio securities for which market quotations are readily available at market value. The Fund values all other securities and assets for which market quotations are not readily available at their fair value in good faith using procedures approved by the Board of the Fund. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.
     Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the Fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Advisor determines that the closing price of the security is unreliable, the Advisor will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.
     Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual Funds to calculate their net asset values.
     The Advisor may use indications of fair value from pricing services approved by the Board. In other circumstances, the Advisor valuation committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, the Advisor routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board. Specific types of securities are valued as follows:
     Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, the Advisor will value the security at fair value in good faith using procedures approved by the Board.
     Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If an issuer specific event has occurred that the Advisor determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. The Advisor also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where the Advisor believes, at the approved degree of certainty, that the price is not reflective of current market value, the Advisor will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.
     Fund securities primarily traded on foreign markets may trade on days that are not business days of the Fund. Because the net asset value of Fund shares is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the Fund.
     Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service is unreliable, the Advisor the valuation committee may fair value the security using procedures approved by the Board.
     Short-term Securities: The Fund's short-term investments are valued at amortized cost when the security has 60 days or less to maturity.
     Futures and Options: Futures and options are valued on the basis of market quotations, if available.
     Open-end Funds: To the extent the Fund invests in other open-end Funds, the investing Fund will calculate its net asset value using the net asset value of the underlying Fund in which it invests.
     The Fund discloses portfolio holdings at different times and with different lag times to insurance companies issuing variable products that invest in the Fund, and in annual, semi-annual and quarterly shareholder reports. Refer to such reports to determine the types of securities in which a Fund has invested. You may also refer to the Statement of Additional Information to determine what types of securities in which the Fund may invest. You may obtain copies of these reports or of the
     Statement of Additional Information from the insurance company that issued your variable product, or from the advisor as described on the back cover of this prospectus.
     The Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or earlier NYSE closing time that day.
     Taxes                          [GRAPHIC]
     The amount, timing and character of distributions to the separate account may be affected by special tax rules applicable to certain investments purchased by the Fund. Variable product owners should refer to the prospectus for their variable products for information regarding the tax consequences of owning such variable products and should consult their tax advisors before investing.
     Dividends And Distributions    [GRAPHIC]
     DIVIDENDS
     The Fund generally declares and pays dividends, if any, annually to separate accounts of insurance companies issuing the variable products.
     The Fund expects that its distributions will consist primarily of capital gains.
     CAPITAL GAINS DISTRIBUTIONS
     The Fund generally distributes long-term and short-term capital gains, if any, annually to separate accounts of insurance companies issuing the variable products.
     At the election of insurance companies issuing the variable products dividends and distributions are automatically reinvested at net asset value in shares of the Fund.
Voting Rights
     Since the shares of the Fund are owned by your insurance company and not by you directly, you will not vote shares of the Fund. Your insurance company will vote the shares that it holds as required by state and federal law. Your contract prospectus contains more information on your rights to instruct your insurance company how to vote Fund shares held in connection with your contract.
Share Classes
     The Fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan", which is described in this prospectus.

Distribution Plan
     The Fund has adopted a distribution or "Rule 12b-1" plan for its Series II shares. The plan allows the Fund to pay distribution fees to life insurance companies and others to promote the sale and distribution of Series II shares. The plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Fund). Because the Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of charges.
Payments To Insurance Companies

     The insurance company that issued your variable product, or one of its affiliates may receive all the Rule 12b-1 distribution fees discussed above. In addition to those payments, ADI, the distributor of the Fund, or one or more of its corporate affiliates, may make additional cash revenue sharing payments to the insurance company or an affiliate in connection with promotion of the Fund and certain other marketing support services. ADI makes these payments from its own resources.


     ADI makes revenue sharing payments as incentives to certain insurance companies to promote the sale and retention of shares of the Fund. The benefits ADI receives when it makes these payments may include, among other things, adding the Fund to the list of underlying investment options in the insurance companies' variable products, and access (in some cases on a preferential basis over other competitors) to individual members of the insurance companies' sales force or to the insurance companies' management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the insurance company for including the Fund in its variable products (on its "sales shelf"). ADI compensates insurance companies differently depending typically on the level and/or type of considerations provided by the insurance company. The revenue sharing payments ADI makes may be calculated on sales of shares of the Fund (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold to the insurance company during the particular period. Such payments also may be calculated on the average daily net assets of the Fund attributable to that particular insurance company (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make sales of shares of the Fund and Asset-Based Payments primarily create incentives to retain assets of the Fund in insurance company separate accounts.


     ADI is motivated to make the payments described above in order to promote the sale of Fund shares and the retention of those investments by clients of insurance companies. To the extent insurance companies sell more shares of the Fund or retain shares of the Fund in their variable product owners' accounts, ADI benefits from the incremental management and other fees paid to ADI by the Fund with respect to those assets.


     In addition to the payments listed above, the Advisor may also reimburse insurance companies for certain administrative services provided to variable product owners. Under a Master Administrative Services Agreement, between the Fund and the Advisor, the Advisor is entitled to receive from the Fund reimbursement of its costs or such reasonable compensation as may be approved by the Board of the Fund. Under this arrangement, the Advisor provides, or assures that insurance companies issuing variable products will provide, certain variable product owner-related services. These services, include, but are not limited to, facilitation of variable product owners' purchase and redemption requests; distribution to existing variable product owners of copies of Fund prospectuses, proxy materials, periodic Fund reports, and other materials; maintenance of variable product owners' records; and fund services and communications. Currently, these administrative service payments made by the Fund to the Advisor are subject to an annual limit of 0.25% of the average net assets invested in the Fund by each insurance company. Any amounts paid by the Advisor to an insurance company in excess of 0.25% of the average net assets invested in the Fund are paid by the Advisor out of its own financial resources, and not out of the Fund's assets.

     You can find further details in the Statement of Additional Information about these payments and the services provided by insurance companies. In certain cases these payments could be significant to the insurance company. Your insurance company may charge you additional fees or commissions, on your variable product other than those disclosed in this prospectus. You can ask your insurance company about any payments it receives from AIM, ADI, or the Fund, as well as about fees and/or commissions it charges.

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Fund's Series II shares. Certain information reflects the financial results for a single Series II Fund share. The total returns in the table represent the annual percentages that an investor would have earned (or lost) on an investment in a share of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent registered public accountants, whose report, along with the financial statements, is included in the Fund's Annual Report. This Report is available without charge by contacting ADI at the address or telephone number on the back cover of this Prospectus.




                                                             April 30, 2004
                                                              (Date sales
                                                             commenced) to
                                                              December 31,
                                                                  2004
--------------------------------------------------------------------------------
Net asset value, beginning of period                            $11.09
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.05)/(a)/
--------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          1.35
--------------------------------------------------------------------------------
    Total from investment operations                              1.30
--------------------------------------------------------------------------------
Net asset value, end of period                                  $12.39
--------------------------------------------------------------------------------
Total return/(b)/                                                11.72%
--------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $  166
--------------------------------------------------------------------------------
Ratio of expenses to average net assets                           1.40%/(c)/
--------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets      (0.64)%/(a)(c)/
--------------------------------------------------------------------------------
Portfolio turnover rate/(d)/                                       137%
--------------------------------------------------------------------------------


/(a)/Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment
     (loss) to average net assets excluding the special dividend are $(0.10) and (1.07)%, respectively.


/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.


/(c)/Ratios are annualized and based on average daily net assets of $157,574.


/(d)/Not annualized for periods less than one year.

                       Obtaining Additional Information
--------------------------------------------------------------------------------
More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the Fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the Fund's investments. The Fund's annual report also discusses the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. Beginning with the fiscal periods ending after July 9, 2004, the Fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you wish to obtain free copies of the Fund's current SAI, or annual or semiannual reports, please contact the insurance company that issued your variable products, or you may contact us by mail at A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173

                          By Telephone: (800) 410-4246

Because you cannot purchase shares of the Fund directly, these documents have not been made available on our website
The Fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable products that invest in the Fund.
You can also review and obtain copies of the Fund's SAI, financial reports, the Fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Room, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

  AIM V.I. Technology Fund Series II

  SEC 1940 Act file number: 811-7452

                     [LOGO] Your goals
                      Our solutions/R/
                                   AIM
AIMinvestments.com         Investments

PROSPECTUS | April 29, 2005
AIM V.I. TOTAL RETURN FUND
SERIES I SHARES
A mutual fund sold exclusively to insurance company separate accounts funding variable annuity contracts and variable life insurance policies.

This prospectus contains important information about the Series I class shares (Series I shares) of the Fund. Please read it before investing and keep it for future reference.


TABLE OF CONTENTS
Investment Goals, Strategies, And Risks....2
Disclosure Of Portfolio Holdings...........3
Fund Performance.......................... 3
Fee Table, Expense Example, And Hypothetical
 Investment And Expense Information....... 4
Investment Risks ..........................5
Principal Risks Associated With The Fund ..5
Temporary Defensive Positions .............7
Fund Management ...........................7
Portfolio Managers ........................8
Purchase And Redemption Of Shares..........9
Excessive Short-Term Trading Activity
 Disclosures...............................9
Pricing Of Shares ........................10
Taxes ....................................11
Dividends And Distributions ..............12
Voting Rights ............................12
Share Classes ............................12
Payments To Insurance Companies ..........12
Financial Highlights .....................14

The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.
No dealer, salesperson, or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus, and you should not rely on such other information or representations.
The Securities and Exchange Commission has not approved or disapproved the shares of these Funds. Likewise, the Commission has not determined if this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a federal crime.
  AIM VARIABLE INSURANCE FUNDS
[LOGO] Your goals
Our solutions/R/
AIM
Investments/R/

     A I M Advisors, Inc. (AIM or Advisor) is the investment advisor for the Fund and INVESCO Institutional (N.A.), Inc. (INVESCO Institutional), is the sub-advisor for the Fund. Prior to April 30, 2004, the Fund was a series portfolio of INVESCO Variable Investment Funds, Inc., a Maryland corporation (the Company). On April 30, 2004, the Fund became a series portfolio of AIM Variable Insurance Funds, a Delaware statutory trust. Prior to April 30, 2004, INVESCO Funds Group, Inc. (INVESCO) served as the investment advisor for the series portfolio of the Company.

     Shares of the Fund are used as investment vehicles for variable annuity contracts and variable life insurance policies (variable products) issued by certain insurance companies. You cannot purchase shares of the Fund directly. As an owner of a variable product (variable product owner) that offers the Fund as an investment option, however, you may allocate your variable product values to a separate account of the insurance company that invests in shares of the Fund.
     Your variable product is offered through its own prospectus, which contains information about your variable product, including how to purchase the variable product and how to allocate variable product values to the Fund.
THIS PROSPECTUS WILL TELL YOU MORE ABOUT:
[LOGO]Investment Goals & Strategies
[LOGO]Potential Investment Risks
[LOGO]Past Performance
        ---------------------------------------------------------------
[LOGO]
     [LOGO]
          Investment Goals, Strategies, And Risks
FOR MORE DETAILS ABOUT  The Fund seeks to provide high total return
THE FUND'S MARKET       through both growth and current income. It is
OUTLOOK, PLEASE SEE THE actively man-aged. The Fund invests in a mix of
MOST RECENT ANNUAL OR   equity securities and debt securities, as well as
SEMIANNUAL REPORT.      in options and other investments whose values are
                        based on the values of these securities. Often, but not always, when stock markets are up, debt markets are down and vice versa. By investing in both types of securities, the Fund attempts to cushion against sharp price movements in both equity and debt securities.
                        The Fund normally invests at least 65% of its net assets in a combination of common stocks of companies with a history of paying regular dividends and in debt securities. Debt securities include corporate obliga-
     tions and obligations of the U.S. government and government agencies. Normally, at least 30% of the Fund's net assets will be invested in debt securities that are rated investment grade at the time of purchase and at least 30% of the Fund's net assets will be invested in equity securities. The remaining assets of the Fund are allocated to other investments at the Advisor's discretion, based upon current business, economic, and market conditions.
     The Fund may invest up to 25% of its assets in securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation.
     The portion of the Fund's portfolio invested in equity securities will be primarily invested in large-capitalization stocks that possess one of three attributes that are attractive relative to the S&P 500: (i) a low price-to-earnings ratio, (ii) a high dividend yield, or (iii) consistent growth.
     The portion of the Fund's portfolio invested in equity securities is managed in a blend of the growth and value investing styles. To be managed in the growth investing style means that we focus on company fundamentals and growth prospects. Growth investing may be more volatile than other investment styles because growth stocks are more sensitive to investor perceptions of an issuing company's growth potential. To be managed in the value investing style means that we seek securities, particularly stocks, that are currently undervalued by the market -- companies that are performing well, or have solid management and products, but whose stock prices do not reflect that value.

     The Fund may invest in obligations issued by certain agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal National Mortgage Association; (iii) supported by the discretionary authority of the U.S. Government to purchase the issuer's obligations, such as those of the Student Loan Marketing Association; or
     (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so.

     Although the Fund is subject to a number of risks that could affect its performance, its principal risk is market risk -- that is, that the price of the securities in its portfolio will rise and fall due to price movements in the securities markets, and the securities held in the Fund's portfolio may decline in value more than the overall securities markets. Since the Advisor has discretion to allocate the amounts of equity securities and debt securities held by the Fund, there is an additional risk that the portfolio of the Fund may not be allocated in the most advantageous way between equity and debt securities, particularly in times of significant market movements.

     At any given time, the Fund may be subject to sector risk. Companies that have similar lines of business (for example, financial services, health, or technology) are grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. The Fund is not limited with respect to sectors in which they can invest. If the portfolio managers allocate more of the Fund's portfolio holdings to a particular economic sector, the Fund's overall performance will be more susceptible to the economic, business, or other developments which generally affect that sector. The Fund can still be diversified, even if it is heavily weighted in one or more sectors.

     The Fund is subject to other principal risks such as potential conflicts, credit, debt securities, foreign securities, interest rate, liquidity, prepayment, counterparty, and lack of timely information risks. These risks are described and discussed later in the Prospectus under the headings "Investment Risks" and "Principal Risks Associated With The Fund." An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. As with any mutual fund, there is always a risk that an investment in the Fund may lose money.

     Disclosure Of Portfolio Holdings
     A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Fund's Statement of Additional Information.
[LOGO]Fund Performance
     The bar chart and table below show the Fund's Series I shares actual yearly performance (commonly known as its "total return") for the years ended December 31. Remember, past performance does not indicate how the Fund will perform in the future.
     The Fund's average annual total returns shown below are net of its expenses, but do not reflect the additional fees and expenses assessed in connection with your variable product. If those variable product fees and expenses were included, the returns would be less than those shown. The following performance table compares the Fund's performance to those of an unmanaged broad-based securities market index, style-specific index and peer-group index. The Fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the Fund may deviate significantly from the performance of the indices shown below.

   AIM V.I. TOTAL RETURN FUND (SERIES I)
       ACTUAL ANNUAL TOTAL RETURN/1/
-----------------------------------------------------------------------------
                                    [CHART]
'95      '96     '97    '98     '99     '00     '01     '02      '03    '04
-----   -----   -----   -----  ------  -----   ------  ------   ------  -----
22.79%  12.18%  22.91%  9.56%  -3.40%  -2.17%  -1.47%  -10.22%  16.98%  3.73%
-----------------------------------------------------------------------------
Best Calendar Qtr.   6/97 10.73%
Worst Calendar Qtr. 9/02 (11.50%)


------------------------------------------------------------------------
                                          AVERAGE ANNUAL TOTAL RETURN
                                          FOR THE PERIODS ENDED 12/31/04
                                          ------------------------------
                                          1 YEAR    5 YEARS   10 YEARS
------------------------------------------------------------------------
 AIM V.I. Total Return Fund (Series I)/1/  3.73%     0.98%      6.53%
 S&P 500 Index/2,3/                       10.87%    (2.30%)    12.07%
 Custom Total Return Index/3,4/            8.39%     2.00%     10.67%
 Lipper Balanced Fund Index/3,4,5/         8.99%     2.95%      9.44%
------------------------------------------------------------------------

   /1/ For periods prior to April 30, 2004, performance shown relates to a predecessor fund advised by INVESCO. Total return figures include reinvested dividends and capital gain distributions and the effect of the Fund's expenses.
   /2/ The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance.

   /3/ The indices may not reflect payment of fees, expenses or taxes.


   /4/ The Fund has also included the Custom Total Return Index. The Custom
       Total Return Index is an index created by A I M Advisors, Inc. to benchmark the Fund. The index consists of 60% Standard & Poor's 500 Index and 40% Lehman Brothers U.S. Aggregate Bond Index. The Lehman Brothers U.S. Aggregate Bond Index measures the performance of U.S. investment-grade fixed rate bonds with components for government and corporate securities, mortgage pass-throughs and asset-backed securities of treasury issues, agency issues, corporate bond issues and mortgage-backed securities. In addition, the Lipper Balanced Fund Index (which may or may not include the Fund) is included for comparison to a peer group.




   /5/ The Lipper Balanced Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Balanced Funds category. These funds have a primary objective of conserving principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

Fee Table, Expense Example, And Hypothetical Investment And Expense Information

     The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable product owner buys, holds, or redeems interest in an insurance company separate account that invests in the Series I shares of the Fund but does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.
     SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                     Series I shares
Maximum Sales Charge (Load)                N/A
Maximum Deferred Sales Charge (Load)       N/A

   -----

   "N/A" in the above table means "not applicable."

     ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)/1/

                                     Series I shares
Management Fees                           0.75%
Other Expenses                            1.08%
Total Annual Fund Operating Expenses      1.83%
Fee Waiver/2,3/                           0.53%
Net Annual Fund Operating Expenses        1.30%



   -----

 /1/ Except as otherwise noted, figures shown in the table are for the year ended December 31, 2004 and are expressed as a percentage of the Fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.


 /2/ The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 1.30% of average daily nets assets for each series portfolio of AIM Variable Insurance Funds. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The expense limitation is in effect through April 30, 2006.


 /3/ Effective January 1, 2005 through June 30, 2006, the advisor has contractually agreed to waive a portion of its advisory fees. The Fee Waiver reflects this agreement. (See "Fund Management-Investment Advisor").

     EXPENSE EXAMPLE

     The Example is intended to help you compare the cost of investing in the Fund's Series I shares to the cost of investing in other mutual funds. The Example also does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.




     The Example assumes that you invest $10,000 in the Fund's Series I shares for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same and includes the effect of any contractual fee waivers and/or expense reimbursements. To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


                            1 year 3 years 5 years 10 years
                            ------ ------- ------- --------
Series I shares
 AIM V.I. Total Return Fund  $132   $524    $941    $2,104


     HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION




     The following supplemental hypothetical investment information provides additional information in a different format from the preceding Fee Table about the effect of a fund's expenses, including investment advisory fees and other Fund costs, on the Fund's return over a 10-year period. Because a fund's annual return when quoted is already reduced by the fund's fees and expenses for that year, this hypothetical expense information is intended to help you understand the annual and cumulative impact of a fund's fees and expenses on your investment. Assuming a hypothetical investment of $10,000 in the Fund and a 5% return before expenses each year, the chart shows the cumulative return before expenses, the cumulative return after expenses, the ending balance and the estimated annual expenses for each year one through ten. The chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The annual expense ratio, which is the same as stated in the Fee Table above, is reflected in the chart and is net of any contractual fee waiver or expense reimbursement. There is no assurance that the current annual expense ratio will be the expense ratio for the Fund. To the extent that the advisor makes any waivers or reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account any fees and expenses assessed in connection with your variable product; if they did, the expenses shown would be higher, while the ending balance shown would be lower. You should understand that this is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.


Series I--Annual
Expense
Ratio 1.30%                        Year 1     Year 2     Year 3     Year 4     Year 5     Year 6     Year 7     Year 8
-------------------------------------------------------------------------------------------------------------------------
Cumulative Return
 Before Expenses                      5.00%     10.25%     15.76%     21.55%     27.63%     34.01%     40.71%     47.75%
Cumulative Return
 After Expenses                       3.70%      7.54%     11.52%     15.64%     19.92%     24.36%     28.96%     33.73%
End of Year Balance              $10,370.00 $10,753.69 $11,151.58 $11,564.18 $11,992.06 $12,435.77 $12,895.89 $13,373.04
Estimated Annual
 Expenses                        $   132.41 $   137.30 $   142.38 $   147.65 $   153.12 $   158.78 $   164.66 $   170.75
-------------------------------------------------------------------------------------------------------------------------


Series I--Annual
Expense
Ratio 1.30%           Year 9    Year 10
-----------------------------------------
Cumulative Return
 Before Expenses        55.13%     62.89%
Cumulative Return
 After Expenses         38.68%     43.81%
End of Year Balance $13,867.84 $14,380.95
Estimated Annual
 Expenses           $   177.07 $   183.62
-----------------------------------------



[LOGO]Investment Risks
BEFORE ALLOCATING VARIABLE   You should determine the level of risk with which
PRODUCT VALUES TO THE FUND,  you are comfortable before you allocate contract
YOU SHOULD DETERMINE THE     values to the Fund. The principal risks of any
LEVEL OF RISK WITH WHICH YOU mutual fund, including the Fund, are:
ARE COMFORTABLE. TAKE INTO
ACCOUNT FACTORS LIKE YOUR    Not Insured. Mutual funds are not insured by the
AGE, CAREER, INCOME LEVEL,   FDIC or any other government agency, unlike bank
AND TIME HORIZON.            deposits such as CDs or savings accounts.
                             No Guarantee. No mutual fund can guarantee that it will meet its investment objectives.
                             Possible Loss Of Investment. A mutual fund cannot guarantee its performance, nor assure you that the market value of your investment will increase. You may lose the money you invest, and the Fund will not reimburse you for any of these losses.
                             Volatility. The price of Fund shares will increase or decrease with changes in the value of the Fund's underlying investments and changes in the equity and debt markets as a whole.
[LOGO]Principal Risks Associated With The Fund
     You should consider the special risk factors discussed below associated with the Fund's policies in determining the appropriateness of allocating your contract values to the Fund. See the Statement of Additional Information for a discussion of additional risk factors.
     MARKET RISK
     Equity stock prices vary and may fall, thus reducing the value of the Fund's investment. Certain stocks selected for the Fund's portfolio may decline in value more than the overall stock market. In general, the securities of small companies are more volatile than those of mid-size companies or large companies.
     CREDIT RISK
     The Fund may invest in debt instruments, such as notes and bonds. There is a possibility that the issuers of these instruments will be unable to meet interest payments or repay principal. Changes in the financial strength of an issuer may reduce the credit rating of its debt instruments and may affect their value.
     DEBT SECURITIES RISK
     Debt securities include bonds, notes, and other securities that give the holder the right to receive fixed amounts of principal, interest, or both on a date in the future or on demand. Debt securities also are often referred to as fixed-income securities, even if the rate of interest varies over the life of the security.
     Debt securities are generally subject to credit risk and market risk. Credit risk is the risk that the issuer of the security may be unable to meet interest or principal payments or both as they come due. Market risk is the risk that the market value of the security may decline for a variety of reasons, including changes in interest rates. An increase in interest rates tends to reduce the market values of debt securities in which the Fund invests. A decline in interest rates tends to increase the market values of debt securities in which the Fund invests.

     Moody's Investors Service, Inc. (Moody's) and Standard & Poor's (S&P) ratings provide a useful but not certain guide to the credit risk of many debt securities. The lower the rating of a debt security, the greater the credit risk the rating service assigns to the security. To compensate investors for accepting that greater risk, lower-rated securities tend to offer higher interest rates. Lower-rated debt securities are often referred to as "junk bonds." A debt security is considered lower grade if it is rated Ba or less by Moody's or BB or less by S&P.

     FOREIGN SECURITIES RISKS
     Investments in foreign and emerging markets carry special risks, including currency, political, regulatory, and diplomatic risks.
       Currency Risk. A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of the Fund's investment in a security valued in the foreign currency, or based on that currency value. Political Risk. Political actions, events, or instability may result in unfavorable changes in the value of a security.
       Regulatory Risk. Government regulations may affect the value of a security. In foreign countries, securities markets that are less regulated than those in the U.S. may permit trading practices that are not allowed in the U.S.
       Diplomatic Risk. A change in diplomatic relations between the U.S. and a foreign country could affect the value or liquidity of investments.
     INTEREST RATE RISK
     Changes in interest rates will affect the resale value of debt securities held in the Fund's portfolio. In general, as interest rates rise, the resale value of debt securities decreases; as interest rates decline, the resale value of debt securities generally increases. Debt securities with longer maturities usually are more sensitive to interest rate movements. LIQUIDITY RISK
     The Fund's portfolio is liquid if the Fund is able to sell the securities it owns at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security.
     Investments in smaller companies or in foreign companies or companies in emerging markets are subject to a variety of risks, including potential lack of liquidity.
     DERIVATIVES RISK
     A derivative is a financial instrument whose value is "derived," in some manner, from the price of another security, index, asset, or rate. Derivatives include options contracts, among a wide range of other instruments. The principal risk of investments in derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Some derivatives are more sensitive to interest rate changes and market price fluctuations than others. Also, derivatives are subject to counterparty risk, described below.
     Options are a common type of derivative that a Fund may occasionally use to hedge its investments. An option is the right to buy and sell a security or other instrument, index or commodity at a specific price on or before a specific date. The use of options may increase the performance of the Fund, but may also increase market risk. Other types of derivatives include futures, swaps, caps, floors, and collars.
     PREPAYMENT RISK
     The Funds may invest in Government Agency mortgage-backed securities. In the event that a high volume of mortgages are prepaid, thereby reducing income from interest on the principal of such mortgages, the opportunity for the Fund to earn income may be decreased.
     COUNTERPARTY RISK
     This is a risk associated primarily with repurchase agreements and some derivatives transactions. It is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the Fund.
     LACK OF TIMELY INFORMATION RISK
     Timely information about a security or its issuer may be unavailable, incomplete, or inaccurate. This risk is more common to securities issued by foreign companies and companies in emerging markets than it is to the securities of U.S.-based companies.
                 --------------------------------------------
     Although the Fund generally invests in common stocks and debt securities, the Fund also may invest in other types of securities and other financial instruments indicated in the chart below. Although these investments typically are not part of the Fund's principal investment strategy, they may constitute a significant portion of the Fund's portfolio, thereby possibly exposing the Fund and its investors to the following additional risks.

INVESTMENT                                                                              RISKS
--------------------------------------------------------------------------------------------------------------------------
American Depositary Receipts (ADRs)
These are securities issued by U.S. banks that represent shares of foreign corporations Market, Information, Political,
held by those banks. Although traded in U.S. securities markets and valued in U.S.      Regulatory, Diplomatic, Liquidity,
dollars, ADRs carry most of the risks of investing directly in foreign securities.      and Currency Risks
--------------------------------------------------------------------------------------------------------------------------
Government Agency Mortgage-Backed Securities
These are securities issued by the FHLMC and the FNMA or guaranteed by the GNMA         Prepayment and Interest Rate Risks
and backed by mortgages. The Fund receives payments out of the interest and principal on the underlying mortgages.
--------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements
A contract under which the seller of a security agrees to buy it back at an agreed-upon Credit and Counterparty Risks price and time in the future.
--------------------------------------------------------------------------------------------------------------------------

[LOGO]Temporary Defensive Positions
     When securities markets or economic conditions are unfavorable or unsettled, the Advisor might try to protect the assets of the Fund by investing in securities that are highly liquid, such as high-quality money market instruments like short-term U.S. government obligations, commercial paper, or repurchase agreements, even though that is not the normal investment strategy of the Fund. The Advisor has the right to invest up to 100% of the Fund's assets in these securities, although we are unlikely to do so. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, they also have their own risks. Investments that are highly liquid or comparatively safe tend to offer lower returns. Therefore, the Fund's performance could be comparatively lower if it concentrates in defensive holdings.
Fund Management
                     INVESTMENT ADVISOR

AIM, INVESCO INSTITU-   AIM is the investment advisor for the Fund and
TIONAL AND ADI ARE SUB- INVESCO Institutional is the sub advisor for the
SIDIARIES OF AMVESCAP   Fund. INVESCO Institutional is an affiliate of
PLC, AN INTERNATIONAL   INVESCO. AIM is located at 11 Greenway Plaza,
INVESTMENT MANAGE-      Suite 100, Houston, Texas 77046-1173. The Fund's
MENT COMPANY THAT       investment advisor manages the investment
MANAGES MORE THAN       operations of the Fund and has agreed to perform
$382 BILLION IN ASSETS  or arrange for the performance of the Fund's
WORLD-WIDE, AMVESCAP IS day-to-day management. AIM has acted as an
BASED IN LONDON, WITH   investment advisor since its organization in
MONEY MANAGERS LO-      1976. Today, AIM, together with its subsidiaries,
CATED IN EUROPE, NORTH  advises or manages over 200 investment
AND SOUTH AMERICA, AND  portfolios, encompassing a broad range of
THE FAR EAST.           investment objectives.
                        INVESCO Institutional (N.A.), Inc.-National Asset
                        Division and Fixed Income/Stable Value Division,
                        is lo-cated at The Aegon Center, 400 West Market
                        Street, Louisville, Kentucky 40402. INVESCO
                        Institutional and its subsidiaries manage
                        investment products that span a wide range of
                        asset classes from fixed income to value, core,
                        and growth equities to alternative investments
                        such as real estate and private capital. INVESCO
                        Institutional manages more than 1,300 separate
                        portfolios for clients located around the world.
                        As sub-advisor, INVESCO Institutional is
                        responsible for the Fund's day-to-day management,
                        including the Fund's investment decisions and the
                        execution of securities transactions with respect
                        to the Fund.
                        A I M Distributors, Inc. (ADI) is the Fund's
                        distributor and is responsible for the sale of
                        the Fund's shares. AIM, INVESCO Institutional and
                        ADI are subsidiaries of AMVESCAP PLC.
                        Prior to April 30, 2004, INVESCO served as the
                        investment advisor for the Fund. During the
                        fiscal year ended December 31, 2004, AIM or
                        INVESCO received compensation of 0.17% of average
                        daily net assets. The annual management fee
                        payable to the investment advisor pursuant to the
                        investment advisory agreement for the year ended
                        December 31, 2004, was 0.75% of average daily net
                        assets, based on net asset levels. AIM has
                        contractually agreed to advisory fee waivers for
                        the period January 1, 2005 to June 30, 2006. The
                        advisor will waive advisory fees to the extent
                        necessary so that the advisory fee payable does
                        not exceed the advisory fee rates after January
                        1, 2005. Following are the advisory fee rates
                        before and after January 1, 2005.

    -----------------------------------------------------------------------
    ADVISORY FEE RATES BEFORE               ADVISORY FEE RATES AFTER
    JANUARY 1, 2005 WAIVER                   JANUARY 1, 2005 WAIVER
    -----------------------------------------------------------------------
    0.75% of average daily net assets       0.62% of the first $250 million
                                            0.605% of the next $250 million
                                             0.59% of the next $500 million
                                            0.575% of the next $1.5 billion
                                             0.56% of the next $2.5 billion
                                            0.545% of the next $2.5 billion
                                             0.53% of the next $2.5 billion
                                      0.515% of the excess over $10 billion

     On October 8, 2004, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM Funds) and AIM reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission (SEC), the New York Attorney General (NYAG) and the Colorado Attorney General (COAG), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. (ADI) (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

     Under the settlements, $325 million will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and $50 million will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity. These settlement Funds will be distributed in accordance with a methodology to be determined by an independent distribution consultant, in consultation with AIM and the in dependent trustees of the AIM Funds and acceptable to the staff of the SEC. In addition, as required by the settlements, AIM is undertaking certain governance and compliance reforms and reviewing its policies and procedures.


     At the request of the trustees of the AIM Funds, AMVESCAP PLC (AMVESCAP), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by such Funds related to market timing matters.

     The independent trustees of the AIM Funds have been assisted by their own independent counsel and financial expert in their own investigation of market timing activity in the AIM Funds. A special committee, consisting of four independent trustees, was formed to oversee this investigation. None of the costs of this investigation will be borne by the AIM Funds or by Fund shareholders.
     IFG, AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
     Section 529 college savings plans and procedures for locating lost securityholders. Additional regulatory inquiries related to these or other issues may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

     A number of private civil lawsuits related to market timing, late trading and related issues have been filed against (depending on the lawsuit) certain of the AIM Funds, IFG, AIM, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties. All such lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland for consolidated or coordinated pre-trial proceedings. Other private civil lawsuits have been filed against (depending on the lawsuit) IFG, AIM, ADI, certain related entities, certain of their current and former officers and/or certain of the AIM Funds and their trustees alleging the improper use of fair value pricing, excessive advisory and/or distribution fees, improper charging of distribution fees on limited offering Funds or share classes and improper mutual fund sales practices and directed-brokerage arrangements and participation in class action settlements.


     Additional civil lawsuits related to the above or other issues may be filed by private litigants or by regulators against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

     You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the Fund's Statement of Additional Information and on AIM's Internet website under the heading "Settled Enforcement Actions and Investigations Related to Market Timing, Regulatory Inquiries and Pending Litigation" (http://www.aiminvestments.com/regulatory).
     As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.
Portfolio Managers
     The following individuals are jointly and primarily responsible for the day-to-day management of the Fund's portfolio:
     EQUITY TEAM
     Carl W. Hafele, CFA, CPA, INVESCO-NAM CEO and Portfolio Manager, has been responsible for the Fund since 2003 and has been associated with the Advisor and/or its affiliates since 2001.
     John W. Ferreby, CFA, Portfolio Manager, has been responsible for the Fund since 2003 and has been associated with the Advisor and/or its affiliates since 2001.

     J. Jeffrey Krumpelman, CFA, Portfolio Manager has been responsible for the Fund since 2003 and has been associated with the Advisor and/or its affiliates since 2001.
     Richard E. Herrmann, CFA, Portfolio Manager has been responsible for the Fund since 2003 and has been associated with the Advisor and/or its affiliates since 2001.
     Alfred H. Shepard, CFA, Portfolio Manager has been responsible for the Fund since 2004 and has been associated with the Advisor and/or its affiliates since 2004. From 2000 through 2004 he served as Director of Investments for PNC Bank.
     FIXED INCOME TEAM
     Kenneth R. Bowling, Portfolio Manager and Director, U.S. Fixed Income of INVESCO Institutional, has been responsible for the Fund since 2003 and has been associated with the subadvisor and/or its affiliates since 1993.


     Stephen M. Johnson, Portfolio Manager and Chief Investment Officer, Fixed Income of INVESCO Institutional, has been responsible for the Fund since 2003 and has been associated with the subadvisor and/or its affiliates since 1991.

     More information on the teams may be found on the Advisor's website (http://www.aiminvestments.com). The website is not part of this prospectus.

     The Fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the Fund, a description of their compensation structure, and information regarding other accounts they manage.
Purchase And Redemption Of Shares
     The Fund ordinarily effects orders to purchase and redeem shares at the Fund's next computed net asset value after it receives an order. Insurance companies participating in the Fund serve as the Fund's designee for receiving orders of separate accounts that invest in the Fund. The Fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the NYSE restricts or suspends trading.

     Although the Fund generally intends to pay redemption proceeds solely in cash, the Fund reserves the right to determine, in its sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).


     Shares of the Fund are offered in connection with mixed and shared funding, i.e., to separate accounts of affiliated and unaffiliated insurance companies, funding variable products. The Fund currently offers shares only to insurance company separate accounts. In the future, the Fund may offer them to pension and retirement plans that qualify for special federal income tax treatment. The Fund and AIM have applied for regulatory relief to enable the Fund's shares to be sold to and held by one or more Fund of Funds (open-end management investment companies or series thereof that offer their shares exclusively to insurance companies, their separate accounts and/or qualified plans). The Fund plans to offer its shares to Fund of Funds following receipt of the requested regulatory relief. Due to differences in tax treatment and other considerations, the interests of Fund shareholders, including variable product owners and plan participants investing in the Fund (whether directly or indirectly through Fund of Funds), may conflict.


     Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one insurance company separate account investing directly or indirectly in a Fund could cause variable products funded through another insurance company separate account to lose their tax-deferred status, unless remedial actions were taken. The Board of Trustees (the Board) of the Fund will monitor for the existence of any material conflicts and determine what action, if any, should be taken. A Fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account (or plan) withdrawing because of a conflict.

Excessive Short-Term Trading Activity Disclosures

     The Fund's investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the Fund's shares (i.e., purchases of Fund shares followed shortly thereafter by redemptions of such shares, or vice versa) may hurt the long-term performance of the Fund by requiring it to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of the Fund by causing it to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of Fund shares held by long-term investors may be diluted.

     The Board has adopted policies and procedures designed to discourage excessive short-term trading of Fund shares. The Fund may alter its policies and procedures at any time without giving prior notice to Fund shareholders, if the advisor believes the change would be in the best interests of long-term investors.

     Pursuant to the Fund's policies and procedures, AIM and its affiliates (collectively the AIM Affiliates) currently use the following tools designed to discourage excessive short-term trading in the Fund:

       (1)trade activity monitoring; and
       (2)the use of fair value pricing consistent with procedures approved by the Board.

     Each of these tools is described in more detail below.
     In addition, restrictions designed to discourage or curtail excessive short-term trading activity may be imposed by the insurance companies and/or their separate accounts that invest in the Fund on behalf of variable product owners. Variable product owners should refer to the applicable contract and related prospectus for more details.
     TRADE ACTIVITY MONITORING
     To detect excessive short-term trading activities, the AIM Affiliates will monitor, on a daily basis, selected aggregate purchase, or redemption trade orders placed by insurance companies and/or their separate accounts. The AIM Affiliates will seek to work with insurance companies to discourage variable product owners from engaging in abusive trading practices. However, the ability of the AIM Affiliates to monitor trades that are placed by variable product owners is severely if not completely limited due to the fact that the insurance companies trade with the Fund through omnibus accounts, and maintain the exclusive relationship with, and are responsible for maintaining the account records of, their variable product owners. There may also be legal and technological limitations on the ability of insurance companies to impose restrictions on the trading practices of their variable product owners. As a result, there can be no guarantee that the AIM Affiliates will be able to detect or deter market timing by variable product owners.

     If, as a result of this monitoring, the AIM Affiliates believe that a variable product owner has engaged in excessive short-term trading (regardless of whether or not the insurance company's own trading restrictions are exceeded), the AIM Affiliates will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the insurance company to take action to stop such activities, or (ii) refusing to process future purchases related to such activities in the insurance company's account with the Fund. AIM Affiliates will use reasonable efforts to apply the Fund's policies uniformly given the potential limitations described above.

     FAIR VALUE PRICING
     Securities owned by the Fund are to be valued at current market value if market quotations are readily available. All other securities and assets of the Fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of the Fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.
     See "Pricing of Shares -- Determination of Net Asset Value" for more information.
     RISKS
     There is the risk that the Funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive short-term trading. Although these policies and procedures, including the tools described above, are designed to discourage excessive short-term trading, they do not eliminate the possibility that excessive short-term trading activity in the Fund will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with the best interests of long-term investors. However, there can be no assurance that the AIM Affiliates will be able to gain access to any or all of the information necessary to detect or prevent excessive short-term trading by a variable product owner. While the AIM Affiliates and the Fund may seek to take actions with the assistance of the insurance companies that invest in the Fund, there is the risk that neither the AIM Affiliates nor the Fund will be successful in their efforts to minimize or eliminate such activity.
Pricing of Shares
     DETERMINATION OF NET ASSET VALUE
     The price of the Fund's shares is the Fund's net asset value per share.
     The Fund values portfolio securities for which market quotations are readily available at market value. The Fund values all other securities and assets for which market quotations are not readily available at their fair value in good faith using procedures approved by the Board of the Fund. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.
     Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the Fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Advisor determines that the closing price of the security is unreliable, the Advisor will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.
     Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual Funds to calculate their net asset values.
     The Advisor may use indications of fair value from pricing services approved by the Board. In other circumstances, the Advisor valuation committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, the Advisor routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board. Specific types of securities are valued as follows:
     Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, the Advisor will value the security at fair value in good faith using procedures approved by the Board.
     Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If an issuer specific event has occurred that the Advisor determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. The Advisor also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where the Advisor believes, at the approved degree of certainty, that the price is not reflective of current market value, the Advisor will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.
     Fund securities primarily traded on foreign markets may trade on days that are not business days of the Fund. Because the net asset value of Fund shares is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the Fund.
     Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service is unreliable, the Advisor the valuation committee may fair value the security using procedures approved by the Board.
     Short-term Securities: The Fund's short-term investments are valued at amortized cost when the security has 60 days or less to maturity.
     Futures and Options: Futures and options are valued on the basis of market quotations, if available.
     Open-end Funds: To the extent the Fund invests in other open-end Funds, the investing Fund will calculate its net asset value using the net asset value of the underlying Fund in which it invests.
     The Fund discloses portfolio holdings at different times and with different lag times to insurance companies issuing variable products that invest in the Fund, and in annual, semi-annual and quarterly shareholder reports. Refer to such reports to determine the types of securities in which a Fund has invested. You may also refer to the Statement of Additional Information to determine what types of securities in which the Fund may invest. You may obtain copies of these reports or of the Statement of Additional Information from the insurance company that issued your variable product, or from the advisor as described on the back cover of this prospectus.
     The Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or earlier NYSE closing time that day.
[LOGO]Taxes
     The amount, timing and character of distributions to the separate account may be affected by special tax rules applicable to certain investments purchased by the Fund. Variable product owners should refer to the prospectus for their variable products for information regarding the tax consequences of owning such variable products and should consult their tax advisors before investing.

[LOGO]Dividends And Distributions
     DIVIDENDS
     The Fund generally declares and pays dividends, if any, annually to separate accounts of insurance companies issuing the variable products. The Fund expects that its distributions will consist primarily of capital gains.
     CAPITAL GAINS DISTRIBUTIONS
     The Fund generally distributes long-term and short-term capital gains, if any, annually to separate accounts of insurance companies issuing the variable products.
     At the election of insurance companies issuing the variable products dividends and distributions are automatically reinvested at net asset value in shares of the Fund.
Voting Rights
     Since the shares of the Fund are owned by your insurance company and not by you directly, you will not vote shares of the Fund. Your insurance company will vote the shares that it holds as required by state and federal law. Your contract prospectus contains more information on your rights to instruct your insurance company how to vote Fund shares held in connection with your contract.
Share Classes
     The Fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan". This prospectus relates to the Series I shares.
Payments to Insurance Companies

     ADI, the distributor of the Fund, or one or more of its corporate affiliates, may make cash revenue sharing payments to the insurance company that issued your variable product or its affiliates in connection with promotion of the Fund and certain other marketing support services. ADI makes these payments from its own resources.


     ADI makes revenue sharing payments as incentives to certain insurance companies to promote the sale and retention of shares of the Fund. The benefits ADI receives when it makes these payments may include, among other things, adding the Fund to the list of underlying investment options in the insurance companies' variable products, and access (in some cases on a preferential basis over other competitors) to individual members of the insurance companies' sales force or to the insurance companies' management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the insurance company for including the Fund in its variable products (on its "sales shelf"). ADI compensates insurance companies differently depending typically on the level and/or type of considerations provided by the insurance company. The revenue sharing payments ADI makes may be calculated on sales of shares of the Fund (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold to the insurance company during the particular period. Such payments also may be calculated on the average daily net assets of the Fund attributable to that particular insurance company (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make sales of shares of the Fund and Asset-Based Payments primarily create incentives to retain assets of the Fund in insurance company separate accounts.


     ADI is motivated to make the payments described above in order to promote the sale of Fund shares and the retention of those investments by clients of insurance companies. To the extent insurance companies sell more shares of the Fund or retain shares of the Fund in their variable product owners' accounts, ADI benefits from the incremental management and other fees paid to ADI by the Fund with respect to those assets.


     In addition to the payments listed above, the Advisor may also reimburse insurance companies for certain administrative services provided to variable product owners. Under a Master Administrative Services Agreement, between the Fund and the Advisor, the Advisor is entitled to receive from the Fund reimbursement of its costs or such reasonable compensation as may be approved by the Board of the Fund. Under this arrangement, the Advisor provides, or assures that insurance companies issuing variable products will provide, certain variable product owner-related services. These services, include, but are not limited to, facilitation of variable product owners' purchase and redemption requests; distribution to existing variable product owners of copies of Fund prospectuses, proxy materials, periodic Fund reports, and other materials; maintenance of variable product owners' records; and fund services and communications. Currently, these administrative service payments made by the Fund to the Advisor are subject to an annual limit of 0.25% of the average net assets invested in the Fund by each insurance company. Any amounts paid by the Advisor to an insurance company in excess of 0.25% of the average net assets invested in the Fund are paid by the Advisor out of its own financial resources, and not out of the Fund's assets.
     You can find further details in the Statement of Additional Information about these payments and the services provided by insurance companies. In certain cases these payments could be significant to the insurance company. Your insurance company may charge you additional fees or commissions, on your variable product other than those disclosed in this prospectus. You can ask your insurance company about any payments it receives from AIM, ADI, or the Fund, as well as about fees and/or commissions it charges.

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Fund's Series I shares. Certain information reflects the financial results for a single Series I Fund share. The total returns in the table represent the annual percentages that an investor would have earned (or lost) on an investment in a share of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent registered public accountants, whose report, along with the financial statements, is included in the Fund's Annual Report. This Report is available without charge by contacting ADI at the address or telephone number on the back cover of this Prospectus.




                                                                                   Year ended December 31,
                                                                   -----------------------------------------------------
                                                                         2004         2003     2002      2001      2000
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 12.68          $ 11.11  $ 12.74   $ 13.21   $ 15.58
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.18/(a)/        0.23     0.37      0.19      0.33
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     0.29             1.65    (1.67)    (0.38)    (0.73)
--------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                  0.47             1.88    (1.30)    (0.19)    (0.40)
--------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                               (0.22)           (0.31)   (0.33)    (0.28)    (0.06)
--------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                                 --               --       --        --     (1.91)
--------------------------------------------------------------------------------------------------------------------------
    Total distributions                                              (0.22)           (0.31)   (0.33)    (0.28)    (1.97)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 12.93          $ 12.68  $ 11.11   $ 12.74   $ 13.21
--------------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                     3.73%           16.98%  (10.22)%   (1.47)%   (2.17)%
--------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $14,350          $15,676  $15,052   $23,171   $19,851
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers                                                    1.25%/(c)/       1.15%    1.15%     1.15%     1.21%
--------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                                 1.83%/(c)/       1.49%    1.34%     1.31%     1.44%
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                  1.16%/(a)(c)/    1.64%    1.86%     2.02%     2.38%
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                 77%             115%      61%       82%      103%
--------------------------------------------------------------------------------------------------------------------------


/(a)/Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment
     (loss) to average net assets excluding the special dividend are $0.16 and 0.99%, respectively.


/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product which if included would reduce total returns.


/(c)/Ratios are based on average daily net assets of $15,015,979.

                       Obtaining Additional Information
--------------------------------------------------------------------------------
More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the Fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the Fund's investments. The Fund's annual report also discusses the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. Beginning with the fiscal periods ending after July 9, 2004, the Fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.
If you wish to obtain free copies of the Fund's current SAI or annual or semiannual reports, please contact the insurance company that issued your variable products, or you may contact us by mail at A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173 or

                          By Telephone: (800) 410-4246

Because you cannot purchase shares of the Fund directly, these documents have not been made available on our website.
The Fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable products that invest in the Fund.
You can also review and obtain copies of the Fund's SAI, financial reports, the Fund's Form N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Room, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.
  AIM V.I. Total Return Fund Series I
  SEC 1940 Act file number: 811-7452

                     [LOGO] Your goals
                      Our solutions/R/
                                   AIM
AIMinvestments.com      Investments/R/

PROSPECTUS | April 29, 2005
AIM V.I. TOTAL RETURN FUND
SERIES II SHARES
A mutual fund sold exclusively to insurance company separate accounts funding variable annuity contracts and variable life insurance policies.

This prospectus contains important information about the Series II class shares (Series II shares) of the Fund. Please read it before investing and keep it for future reference.


TABLE OF CONTENTS
Investment Goals, Strategies, And Risks.......... 2
Disclosure Of Portfolio Holdings................. 3
Fund Performance................................. 3
Fee Table, Expense Example, And Hypothetical
 Investment And Expense Information.............. 4
Investment Risks................................. 5
Principal Risks Associated With The Fund......... 5
Temporary Defensive Positions.................... 7
Fund Management.................................. 7
Portfolio Managers............................... 9
Purchase And Redemption Of Shares................ 9
Excessive Short-Term Trading Activity Disclosures 10
Pricing Of Shares................................ 11
Taxes............................................ 12
Dividends And Distributions...................... 12
Voting Rights.................................... 12
Share Classes.................................... 12
Distribution Plan................................ 12
Payments To Insurance Companies.................. 12
Financial Highlights............................. 14

The AIM family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.
No dealer, salesperson, or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus, and you should not rely on such other information or representations.
The Securities and Exchange Commission has not approved or disapproved the shares of these Funds. Likewise, the Commission has not determined if this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a federal crime.
  AIM VARIABLE INSURANCE FUNDS

     A I M Advisors, Inc. (AIM or Advisor) is the investment advisor for the Fund and INVESCO Institutional (N.A.), Inc. (INVESCO Institutional), is the sub-advisor for the Fund. Prior to April 30, 2004, the Fund was a series portfolio of INVESCO Variable Investment Funds, Inc., a Maryland corporation (the Company). On April 30, 2004, the Fund became a series portfolio of AIM Variable Insurance Funds, a Delaware statutory trust. Prior to April 30, 2004, INVESCO Funds Group, Inc. (INVESCO) served as the investment advisor for the series portfolio of the Company.

     Shares of the Fund are used as investment vehicles for variable annuity contracts and variable life insurance policies (variable products) issued by certain insurance companies. You cannot purchase shares of the Fund directly. As an owner of a variable product (variable product owner) that offers the Fund as an investment option, however, you may allocate your variable product values to a separate account of the insurance company that invests in shares of the Fund.
     Your variable product is offered through its own prospectus, which contains information about your variable product, including how to purchase the variable product and how to allocate variable product values to the Fund.
THIS PROSPECTUS WILL TELL YOU MORE ABOUT:
     Investment Goals & Strategies  [GRAPHIC]
[LOGO]Potential Investment Risks
     Past Performance               [GRAPHIC]
        ---------------------------------------------------------------
                                    [GRAPHIC]
     [LOGO]
          Investment Goals, Strategies, And Risks
FOR MORE DETAILS ABOUT  The Fund seeks to provide high total return
THE FUND'S MARKET       through both growth and current income. It is
OUTLOOK, PLEASE SEE THE actively man-aged. The Fund invests in a mix of
MOST RECENT ANNUAL OR   equity securities and debt securities, as well as
SEMIANNUAL REPORT.      in options and other investments whose values are
                        based on the values of these securities. Often, but not always, when stock markets are up, debt markets are down and vice versa. By investing in both types of securities, the Fund attempts to cushion against sharp price movements in both equity and debt securities.
                        The Fund normally invests at least 65% of its net assets in a combination of common stocks of companies with a history of paying regular dividends and in debt securities. Debt securities include corporate obliga-tions and obligations of the U.S. government and government agencies.
                        Normally, at least 30% of the
     Fund's net assets will be invested in debt securities that are rated investment grade at the time of purchase and at least 30% of the Fund's net assets will be invested in equity securities. The remaining assets of the Fund are allocated to other investments at the Advisor's discretion, based upon current business, economic, and market conditions.
     The Fund may invest up to 25% of its assets in securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation.
     The portion of the Fund's portfolio invested in equity securities will be primarily invested in large-capitalization stocks that possess one of three attributes that are attractive relative to the S&P 500: (i) a low price-to-earnings ratio, (ii) a high dividend yield, or (iii) consistent growth.
     The portion of the Fund's portfolio invested in equity securities is managed in a blend of the growth and value investing styles. To be managed in the growth investing style means that we focus on company fundamentals and growth prospects. Growth investing may be more volatile than other investment styles because growth stocks are more sensitive to investor perceptions of an issuing company's growth potential. To be managed in the value investing style means that we seek securities, particularly stocks, that are currently undervalued by the market -- companies that are performing well, or have solid management and products, but whose stock prices do not reflect that value.

     The Fund may invest in obligations issued by certain agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal National Mortgage Association; (iii) supported by the discretionary authority of the U.S. Government to purchase the issuer's obligations, such as those of the Student Loan Marketing Association; or
     (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so.

     Although the Fund is subject to a number of risks that could affect its performance, its principal risk is market risk -- that is, that the price of the securities in its portfolio will rise and fall due to price movements in the securities markets, and the securities held in the Fund's portfolio may decline in value more than the overall securities markets. Since the Advisor has discretion to allocate the amounts of equity securities and debt securities held by the Fund, there is an additional risk that the portfolio of the Fund may not be allocated in the most advantageous way between equity and debt securities, particularly in times of significant market movements.
     At any given time, the Fund may be subject to sector risk. Companies that have similar lines of business (for example, financial services, health, or technology) are grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. The Fund is not limited with respect to sectors in which they can invest.

     If the portfolio managers allocate more of the Fund's portfolio holdings to a particular economic sector, the Fund's overall performance will be more susceptible to the economic, business, or other developments which generally affect that sector. The Fund can still be diversified, even if it is heavily weighted in one or more sectors.

     The Fund is subject to other principal risks such as potential conflicts, credit, debt securities, foreign securities, interest rate, liquidity, prepayment, counterparty, and lack of timely information risks. These risks are described and discussed later in the Prospectus under the headings "Investment Risks" and "Principal Risks Associated With The Fund." An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. As with any mutual fund, there is always a risk that an investment in the Fund may lose money.

Disclosure Of Portfolio Holdings
     A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Fund's Statement of Additional Information.
     Fund Performance               [GRAPHIC]
     The bar chart and table below show the Fund's performance (commonly known as its "total return") for the periods ended December 31. Remember, past performance does not indicate how the Fund will perform in the future.
     The Fund's average annual total returns shown below are net of its expenses, but do not reflect the additional fees and expenses assessed in connection with your variable product. If those product fees and expenses were included, the returns would be less than those shown.
     Performance shown for periods prior to the inception date of the Series II shares reflects the Series I shares performance, adjusted to reflect the impact that the Rule 12b-1 plan of Series II shares would have had if the Series II shares had then existed. Series I shares are not offered by this prospectus. The Series I and Series II shares invest in the same portfolio of securities and will have substantially similar performance, except to the extent that the expenses borne by each share class differ. Series II shares have higher expenses (and therefore lower performance) resulting from its Rule 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Fund).
     The following performance table compares the Fund's performance to those of an unmanaged broad-based securities market index, style-specific index and peer-group index. The Fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the Fund may deviate significantly from the performance of the indices shown below.

 AIM V.I. - TOTAL RETURN FUND (SERIES II)
          ANNUAL TOTAL RETURN/1/
-------------------------------------------------------------------------
                                    [CHART]
 '95    '96    '97    '98   '99     '00     '01     '02      '03    '04
------ ------ ------ ----- ------- ------- ------- -------- ------ ------
22.49% 11.91% 22.61% 9.29% (3.64%) (2.41%) (1.72%) (10.45%) 16.69%  3.48%
-------------------------------------------------------------------------
Best Calendar Qtr.   6/97 10.66%
Worst Calendar Qtr. 9/02 (11.55%)


-----------------------------------------------------------------
                                   AVERAGE ANNUAL TOTAL RETURN
                                   FOR THE PERIODS ENDED 12/31/04
                                   ------------------------------
                                   1 YEAR    5 YEARS   10 YEARS
-----------------------------------------------------------------
 AIM V.I. - Total Return Fund
  (Series II)/1/                    3.48%     0.73%      6.26%
 S&P 500 Index/2,4/                10.87%    (2.30%)    12.07%
 Custom Total Return Index/3,4/     8.39%     2.00%     10.67%
 Lipper Balanced Fund Index/3,4,5/  8.99%     2.95%      9.44%
-----------------------------------------------------------------


   /1/ For periods prior to April 30, 2004, performance shown relates to a predecessor fund advised by INVESCO. The returns shown for these periods are the blended returns of the historical performance of the Fund's Series II shares since their inception and the restated historical performance of the predecessor Fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date of the Fund's Series II shares is April 30, 2004. Total return figures include reinvested dividends and capital gain distributions and the effect of the Fund's expenses.

   /2/ The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance.
   /3/ The Fund has also included the Custom Total Return Index. The Custom
       Total Return Index is an index created by A I M Advisors, Inc. to benchmark the Fund. The index consists of 60% Standard & Poor's 500 Index and 40% Lehman Brothers U.S. Aggregate Bond Index. The Lehman Brothers U.S. Aggregate Bond Index measures the performance of U.S. investment-grade fixed rate bonds with components for government and corporate securities, mortgage pass-throughs and asset-backed securities of treasury issues, agency issues, corporate bond issues and mortgage-backed securities. In addition, the Lipper Balanced Fund Index (which may or may not include the Fund) is included for comparison to a peer group.


   /4/ The indices may not reflect payment of fees, expenses or taxes.




   /5/ The Lipper Balanced Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Balanced Funds category. These funds have a primary objective of conserving principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.


Fee Table, Expense Example, And Hypothetical Investment And Expense Information

     The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable product owner buys, holds, or redeems interest in an insurance company separate account that invests in the Series II shares of the Fund but does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.
     SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                     Series II shares
Maximum Sales Charge (Load)                N/A
Maximum Deferred Sales Charge (Load)       N/A

     ---

     "N/A" in the above table means "not applicable".

     ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)/1/

                                     Series II shares
Management Fees                           0.75%
Rule (12b-1) Fees                         0.25%
Other Expenses/2/                         1.08%
Total Annual Fund Operating Expenses      2.08%
Fee Waiver/3, 4/                          0.63%
Net Annual Fund Operating Expenses        1.45%

     ---



   /1/ Except as otherwise noted, figures shown in the table are for the year ended December 31, 2004 and are expressed as a percentage of the Fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.


   /2/ Other Expenses are based on estimated amounts for the current fiscal year./ /




   /3/ The Fund's advisor and/or distributor have contractually agreed to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series II shares to 1.45% of average daily nets assets for each series portfolio of AIM Variable Insurance Funds. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales;
        (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and
        (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The expense limitation agreement is in effect through April 30, 2006.


   /4/ Effective January 1, 2005 through June 30, 2006, the advisor has contractually agreed to waive a portion of its advisory fees. The Fee Waiver reflects this agreement. (See "Fund Management-Investment Advisor").

     EXPENSE EXAMPLE

     The Example is intended to help you compare the cost of investing in the Fund's Series II shares to the cost of investing in other mutual funds. The Example also does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.




     The Example assumes that you invest $10,000 in the Fund's Series II shares for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same and includes the effect of any contractual fee waivers and/or expense reimbursements. To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


                            1 year 3 years 5 years 10 years
                            ------ ------- ------- --------
Series II shares
 AIM V.I. Total Return Fund  $148   $591   $1,061   $2,360

     HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION


     The following supplemental hypothetical investment information provides additional information in a different format from the preceding Fee Table about the effect of a fund's expenses, including investment advisory fees and other Fund costs, on the Fund's return over a 10-year period. Because a fund's annual return when quoted is already reduced by the fund's fees and expenses for that year, this hypothetical expense information is intended to help you understand the annual and cumulative impact of a fund's fees and expenses on your investment. Assuming a hypothetical investment of $10,000 in the Fund and a 5% return before expenses each year, the chart shows the cumulative return before expenses, the cumulative return after expenses, the ending balance and the estimated annual expenses for each year one through ten. The chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The annual expense ratio, which is the same as stated in the Fee Table above, is reflected in the chart and is net of any contractual fee waiver or expense reimbursement. There is no assurance that the current annual expense ratio will be the expense ratio for the Fund. To the extent that the advisor makes any waivers or reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account any fees and expenses assessed in connection with your variable product; if they did, the expenses shown would be higher, while the ending balance shown would be lower. You should understand that this is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.


SERIES II--ANNUAL
EXPENSE
RATIO 1.45%                    Year 1     Year 2     Year 3     Year 4    Year 5     Year 6     Year 7     Year 8     Year 9
-------------------------------------------------------------------------------------------------------------------------------
Cumulative Return
 Before Expenses                  5.00%     10.25%     15.76%     21.55%    27.63%     34.01%     40.71%     47.75%     55.13%
Cumulative Return After
 Expenses                         3.55%      7.23%     11.03%     14.97%    19.06%     23.28%     27.66%     32.19%     36.88%
End of Year Balance          $10,355.00 $10,722.60 $11,103.25 $11,497.42 $1,905.58 $12,328.23 $12,765.88 $13,219.07 $13,688.34
Estimated Annual
 Expenses                    $   147.57 $   152.81 $   158.24 $   163.85 $  169.67 $   175.70 $   181.93 $   188.39 $   195.08
-------------------------------------------------------------------------------------------------------------------------------


SERIES II--ANNUAL
EXPENSE
RATIO 1.45%              Year 10
----------------------------------
Cumulative Return
 Before Expenses            62.89%
Cumulative Return After
 Expenses                   41.74%
End of Year Balance     $14,174.28
Estimated Annual
 Expenses               $   202.00
----------------------------------



[LOGO]Investment Risks
BEFORE ALLOCATING VARIABLE   You should determine the level of risk with which
PRODUCT VALUES TO THE FUND,  you are comfortable before you allocate contract
YOU SHOULD DETERMINE THE     values to the Fund. The principal risks of any
LEVEL OF RISK WITH WHICH YOU mutual fund, including the Fund, are:
ARE COMFORTABLE. TAKE INTO
ACCOUNT FACTORS LIKE YOUR    Not Insured. Mutual funds are not insured by the
AGE, CAREER, INCOME LEVEL,   FDIC or any other government agency, unlike bank
AND TIME HORIZON.            deposits such as CDs or savings accounts.
                             No Guarantee. No mutual fund can guarantee that it will meet its investment objectives.
                             Possible Loss Of Investment. A mutual fund cannot guarantee its performance, nor assure you that the market value of your investment will increase. You may lose the money you invest, and the Fund will not reimburse you for any of these losses.
                             Volatility. The price of Fund shares will increase or decrease with changes in the value of the Fund's underlying investments and changes in the equity and debt markets as a whole.
[LOGO]Principal Risks Associated With The Fund
     You should consider the special risk factors discussed below associated with the Fund's policies in determining the appropriateness of allocating your contract values to the Fund. See the Statement of Additional Information for a discussion of additional risk factors.
     MARKET RISK
     Equity stock prices vary and may fall, thus reducing the value of the Fund's investment. Certain stocks selected for the Fund's portfolio may decline in value more than the overall stock market. In general, the securities of small companies are more volatile than those of mid-size companies or large companies.
     CREDIT RISK
     The Fund may invest in debt instruments, such as notes and bonds. There is a possibility that the issuers of these instruments will be unable to meet interest payments or repay principal. Changes in the financial strength of an issuer may reduce the credit rating of its debt instruments and may affect their value.

     DEBT SECURITIES RISK
     Debt securities include bonds, notes, and other securities that give the holder the right to receive fixed amounts of principal, interest, or both on a date in the future or on demand. Debt securities also are often referred to as fixed-income securities, even if the rate of interest varies over the life of the security.
     Debt securities are generally subject to credit risk and market risk. Credit risk is the risk that the issuer of the security may be unable to meet interest or principal payments or both as they come due. Market risk is the risk that the market value of the security may decline for a variety of reasons, including changes in interest rates. An increase in interest rates tends to reduce the market values of debt securities in which the Fund invests. A decline in interest rates tends to increase the market values of debt securities in which the Fund invests.

     Moody's Investors Service, Inc. (Moody's) and Standard & Poor's (S&P) ratings provide a useful but not certain guide to the credit risk of many debt securities. The lower the rating of a debt security, the greater the credit risk the rating service assigns to the security. To compensate investors for accepting that greater risk, lower-rated securities tend to offer higher interest rates. Lower-rated debt securities are often referred to as "junk bonds." A debt security is considered lower grade if it is rated Ba or less by Moody's or BB or less by S&P.

     FOREIGN SECURITIES RISKS
     Investments in foreign and emerging markets carry special risks, including currency, political, regulatory, and diplomatic risks.
       Currency Risk. A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of the Fund's investment in a security valued in the foreign currency, or based on that currency value. Political Risk. Political actions, events, or instability may result in unfavorable changes in the value of a security.
       Regulatory Risk. Government regulations may affect the value of a security. In foreign countries, securities markets that are less regulated than those in the U.S. may permit trading practices that are not allowed in the U.S.
       Diplomatic Risk. A change in diplomatic relations between the U.S. and a foreign country could affect the value or liquidity of investments.
     INTEREST RATE RISK
     Changes in interest rates will affect the resale value of debt securities held in the Fund's portfolio. In general, as interest rates rise, the resale value of debt securities decreases; as interest rates decline, the resale value of debt securities generally increases. Debt securities with longer maturities usually are more sensitive to interest rate movements. LIQUIDITY RISK
     The Fund's portfolio is liquid if the Fund is able to sell the securities it owns at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security.
     Investments in smaller companies or in foreign companies or companies in emerging markets are subject to a variety of risks, including potential lack of liquidity.
     DERIVATIVES RISK
     A derivative is a financial instrument whose value is "derived," in some manner, from the price of another security, index, asset, or rate. Derivatives include options contracts, among a wide range of other instruments. The principal risk of investments in derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Some derivatives are more sensitive to interest rate changes and market price fluctuations than others. Also, derivatives are subject to counterparty risk, described below.
     Options are a common type of derivative that a Fund may occasionally use to hedge its investments. An option is the right to buy and sell a security or other instrument, index, or commodity at a specific price on or before a specific date. The use of options may increase the performance of the Fund, but also may increase market risk. Other types of derivatives include futures, swaps, caps, floors, and collars.
     PREPAYMENT RISK
     The Funds may invest in Government Agency mortgage-backed securities. In the event that a high volume of mortgages are prepaid, thereby reducing income from interest on the principal of such mortgages, the opportunity for the Fund to earn income may be decreased.
     COUNTERPARTY RISK
     This is a risk associated primarily with repurchase agreements and some derivatives transactions. It is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the Fund.
     LACK OF TIMELY INFORMATION RISK
     Timely information about a security or its issuer may be unavailable, incomplete, or inaccurate. This risk is more common to securities issued by foreign companies and companies in emerging markets than it is to the securities of U.S.-based companies.
                 --------------------------------------------
     Although the Fund generally invests in common stocks and debt securities, the Fund also may invest in other types of securities and other financial instruments indicated in the chart below. Although these investments typically are not part of the Fund's principal investment strategy, they may constitute a significant portion of the Fund's portfolio, thereby possibly exposing the Fund and its investors to the following additional risks.

INVESTMENT                                                                              RISKS
--------------------------------------------------------------------------------------------------------------------------
American Depositary Receipts (ADRs)
These are securities issued by U.S. banks that represent shares of foreign corporations Market, Information, Political,
held by those banks. Although traded in U.S. securities markets and valued in U.S.      Regulatory, Diplomatic, Liquidity,
dollars, ADRs carry most of the risks of investing directly in foreign securities.      and Currency Risks
--------------------------------------------------------------------------------------------------------------------------
Government Agency Mortgage-Backed Securities
These are securities issued by the FHLMC and the FNMA or guaranteed by the GNMA         Prepayment and Interest Rate Risks
and backed by mortgages. The Fund receives payments out of the interest and principal on the underlying mortgages.
--------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements
A contract under which the seller of a security agrees to buy it back at an agreed-upon Credit and Counterparty Risks price and time in the future.
--------------------------------------------------------------------------------------------------------------------------

[LOGO]Temporary Defensive Positions
     When securities markets or economic conditions are unfavorable or unsettled, the Advisor might try to protect the assets of the Fund by investing in securities that are highly liquid, such as high-quality money market instruments like short-term U.S. government obligations, commercial paper, or repurchase agreements, even though that is not the normal investment strategy of the Fund. The Advisor has the right to invest up to 100% of the Fund's assets in these securities, although we are unlikely to do so. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, they also have their own risks. Investments that are highly liquid or comparatively safe tend to offer lower returns. Therefore, the Fund's performance could be comparatively lower if it concentrates in defensive holdings.
Fund Management
                     INVESTMENT ADVISOR

AIM, INVESCO INSTITU-   AIM is the investment advisor for the Fund and
TIONAL AND ADI ARE SUB- INVESCO Institutional is the sub advisor for the
SIDIARIES OF AMVESCAP   Fund. INVESCO Institutional is an affiliate of
PLC, AN INTERNATIONAL   INVESCO. AIM is located at 11 Greenway Plaza,
INVESTMENT MANAGE-      Suite 100, Houston, Texas 77046-1173. The Fund's
MENT COMPANY THAT       investment advisor manages the investment
MANAGES MORE THAN       operations of the Fund and has agreed to perform
$382 BILLION IN ASSETS or arrange for the performance of the Fund's WORLD-WIDE, AMVESCAP IS day-to-day management. AIM has acted as an
BASED IN LONDON, WITH   investment advisor since its organization in
MONEY MANAGERS LO-      1976. Today, AIM, together with its subsidiaries,
CATED IN EUROPE, NORTH  advises or manages over 200 investment
AND SOUTH AMERICA, AND  portfolios, encompassing a broad range of
THE FAR EAST.           investment objectives.
                        INVESCO Institutional (N.A.), Inc.- National
                        Asset Division and Fixed Income/Stable Value
                        Division, is located at The Aegon Center, 400
                        West Market Street, Louisville, Kentucky 40402.
                        INVESCO Institutional and its subsidiaries manage investment products that span a wide range of asset classes from fixed income to value, core, and growth equities to alternative investments such as real estate and private capital. INVESCO
                        Institutional manages more than 1,300 separate portfolios for clients located around the world.
                        As sub-advisor, INVESCO Institutional is responsible for the Fund's day-to-day management, including the Fund's investment decisions and the execution of securities transactions with respect to the Fund.
                        A I M Distributors, Inc. (ADI) is the Fund's distributor and is responsible for the sale of the Fund's shares. AIM, INVESCO Institutional and
                        ADI are subsidiaries of AMVESCAP PLC.
                        Prior to April 30, 2004, INVESCO served as the investment advisor for the Fund. During the fiscal year ended December 31, 2004, AIM or INVESCO received compensation of 0.17% of average daily net assets. The annual management fee payable to the investment advisor pursuant to the investment advisory agreement was 0.75% of average daily net assets, based on net asset levels. AIM has contractually agreed to advisory fee waivers for the period January 1, 2005 to June 30, 2006. The advisor will waive advisory fees to the extent necessary so that the advisory fee payable does not exceed the advisory fee rates after January 1, 2005. Following are the advisory fee rates before and after January 1, 2005.

-----------------------------------------------------------------------
ADVISORY FEE RATES BEFORE               ADVISORY FEE RATES AFTER
JANUARY 1, 2005 WAIVER                   JANUARY 1, 2005 WAIVER
-----------------------------------------------------------------------
0.75% of average daily net assets       0.62% of the first $250 million
                                        0.605% of the next $250 million
                                         0.59% of the next $500 million
                                        0.575% of the next $1.5 billion
                                         0.56% of the next $2.5 billion
                                        0.545% of the next $2.5 billion
                                         0.53% of the next $2.5 billion
                                  0.515% of the excess over $10 billion

     On October 8, 2004, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM Funds) and AIM reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission (SEC), the New York Attorney General (NYAG) and the Colorado Attorney General (COAG), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. (ADI) (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

     Under the settlements, $325 million will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and $50 million will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity. These settlement Funds will be distributed in accordance with a methodology to be determined by an independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. In addition, as required by the settlements, AIM is undertaking certain governance and compliance reforms and reviewing its policies and procedures.


     At the request of the trustees of the AIM Funds, AMVESCAP PLC (AMVESCAP), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by such Funds related to market timing matters.

     The independent trustees of the AIM Funds have been assisted by their own independent counsel and financial expert in their own investigation of market timing activity in the AIM Funds. A special committee, consisting of four independent trustees, was formed to oversee this investigation. None of the costs of this investigation will be borne by the AIM Funds or by Fund shareholders.
     IFG, AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
     Section 529 college savings plans and procedures for locating lost securityholders. Additional regulatory inquiries related to these or other issues may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

     A number of private civil lawsuits related to market timing, late trading and related issues have been filed against (depending on the lawsuit) certain of the AIM Funds, IFG, AIM, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties. All such lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland for consolidated or coordinated pre-trial proceedings. Other private civil lawsuits have been filed against (depending on the lawsuit) IFG, AIM, ADI, certain related entities, certain of their current and former officers and/or certain of the AIM Funds and their trustees alleging the improper use of fair value pricing, excessive advisory and/or distribution fees, improper charging of distribution fees on limited offering Funds or share classes and improper mutual fund sales practices and directed-brokerage arrangements and participation in class action settlements.


     Additional civil lawsuits related to the above or other issues may be filed by private litigants or by regulators against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

     You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the Fund's Statement of Additional Information and on AIM's Internet website under the heading "Settled Enforcement Actions and Investigations Related to Market Timing, Regulatory Inquiries and Pending Litigation" (http://www.aiminvestments.com/regulatory).

     As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.
Portfolio Managers
     The following individuals are jointly and primarily responsible for the day-to-day management of the Fund's portfolio:
     EQUITY TEAM
     Carl W. Hafele, CFA, CPA, INVESCO-NAM CEO and Portfolio Manager, has been responsible for the Fund since 2003 and has been associated with the Advisor and/or its affiliates since 2001.
     John W. Ferreby, CFA, Portfolio Manager, has been responsible for the Fund since 2003 and has been associated with the Advisor and/or its affiliates since 2001.
     J. Jeffrey Krumpelman, CFA, Portfolio Manager has been responsible for the Fund since 2003 and has been associated with the Advisor and/or its affiliates since 2001.
     Richard E. Herrmann, CFA, Portfolio Manager has been responsible for the Fund since 2003 and has been associated with the Advisor and/or its affiliates since 2001.
     Alfred H. Shepard, CFA, Portfolio Manager has been responsible for the Fund since 2004 and has been associated with the Advisor and/or its affiliates since 2004. From 2000 through 2004 he served as Director of Investments for PNC Bank.
     FIXED INCOME TEAM
     Kenneth R. Bowling, Portfolio Manager and Director, U.S. Fixed Income of INVESCO Institutional, has been responsible for the Fund since 2003 and has been associated with the subadvisor and/or its affiliates since 1993.


     Stephen M. Johnson, Portfolio Manager and Chief Investment Officer, Fixed Income of INVESCO Institutional, has been responsible for the Fund since 2003 and has been associated with the subadvisor and/or its affiliates since 1991.

     More information on the teams may be found on the Advisor's website (http://www.aiminvestments.com). The website is not a part of this prospectus.

     The Fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the Fund, a description of their compensation structure, and information regarding other accounts they manage.
Purchase and Redemption of Shares
     The Fund ordinarily effects orders to purchase and redeem shares at the Fund's next computed net asset value after it receives an order. Insurance companies participating in the Fund serve as the Fund's designee for receiving orders of separate accounts that invest in the Fund. The Fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the NYSE restricts or suspends trading.

     Although the Fund generally intends to pay redemption proceeds solely in cash, the Fund reserves the right to determine, in its sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).


     Shares of the Fund are offered in connection with mixed and shared funding, i.e., to separate accounts of affiliated and unaffiliated insurance companies funding variable products. The Fund currently offers shares only to insurance company separate accounts. In the future, the Fund may offer them to pension and retirement plans that qualify for special federal income tax treatment. The Fund and AIM have applied for regulatory relief to enable the Fund's shares to be sold to and held by one or more Fund of Funds (open-end management investment companies or series thereof that offer their shares exclusively to insurance companies, their separate accounts and/or qualified plans). The Fund plans to offer its shares to Fund of Funds following receipt of the requested regulatory relief. Due to differences in tax treatment and other considerations, the interests of Fund shareholders, including variable product owners and plan participants investing in the Fund (whether directly or indirectly through Fund of Funds), may conflict.


     Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one insurance company separate account investing directly or indirectly in a Fund could cause variable products funded through another insurance company separate account to lose their tax-deferred status, unless remedial actions were taken. The Board of Trustees (the Board) of the Fund will monitor for the existence of any material conflicts and determine what action, if any, should be taken. A Fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account (or plan) withdrawing because of a conflict.

Excessive Short-Term Trading Activity Disclosures

     The Fund's investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the Fund's shares (i.e., purchases of Fund shares followed shortly thereafter by redemptions of such shares, or vice versa) may hurt the long-term performance of the Fund by requiring it to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of the Fund by causing it to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of Fund shares held by long-term investors may be diluted.

     The Board has adopted policies and procedures designed to discourage excessive short-term trading of Fund shares. The Fund may alter its policies and procedures at any time without giving prior notice to Fund shareholders, if the advisor believes the change would be in the best interests of long-term investors.

     Pursuant to the Fund's policies and procedures, AIM and its affiliates (collectively the AIM Affiliates) currently use the following tools designed to discourage excessive short-term trading in the Fund:

       (1)trade activity monitoring; and
       (2)the use of fair value pricing consistent with procedures approved by the Board.
     Each of these tools is described in more detail below.
     In addition, restrictions designed to discourage or curtail excessive short-term trading activity may be imposed by the insurance companies and/or their separate accounts that invest in the Fund on behalf of variable product owners. Variable product owners should refer to the applicable contract and related prospectus for more details.
     TRADE ACTIVITY MONITORING
     To detect excessive short-term trading activities, the AIM Affiliates will monitor, on a daily basis, selected aggregate purchase, or redemption trade orders placed by insurance companies and/or their separate accounts. The AIM Affiliates will seek to work with insurance companies to discourage variable product owners from engaging in abusive trading practices. However, the ability of the AIM Affiliates to monitor trades that are placed by variable product owners is severely if not completely limited due to the fact that the insurance companies trade with the Fund through omnibus accounts, and maintain the exclusive relationship with, and are responsible for maintaining the account records of, their variable product owners. There may also be legal and technological limitations on the ability of insurance companies to impose restrictions on the trading practices of their variable product owners. As a result, there can be no guarantee that the AIM Affiliates will be able to detect or deter market timing by variable product owners.

     If, as a result of this monitoring, the AIM Affiliates believe that a variable product owner has engaged in excessive short-term trading (regardless of whether or not the insurance company's own trading restrictions are exceeded), the AIM Affiliates will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the insurance company to take action to stop such activities, or (ii) refusing to process future purchases related to such activities in the insurance company's account with the Fund. AIM Affiliates will use reasonable efforts to apply the fund's policies uniformly given the potential limitations described above.

     FAIR VALUE PRICING
     Securities owned by the Fund are to be valued at current market value if market quotations are readily available. All other securities and assets of the Fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of the Fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.
     See "Pricing of Shares -- Determination of Net Asset Value" for more information.
     RISKS
     There is the risk that the Funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive short-term trading. Although these policies and procedures, including the tools described above, are designed to discourage excessive short-term trading, they do not eliminate the possibility that excessive short-term trading activity in the Fund will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with the best interests of long-term investors. However, there can be no assurance that the AIM Affiliates will be able to gain access to any or all of the information necessary to detect or prevent excessive short-term trading by a variable product owner. While the AIM Affiliates and the Fund may seek to take actions with the assistance of the insurance companies that invest in the Fund, there is the risk that neither the AIM Affiliates nor the Fund will be successful in their efforts to minimize or eliminate such activity.

Pricing of Shares
     DETERMINATION OF NET ASSET VALUE
     The price of the Fund's shares is the Fund's net asset value per share.
     The Fund values portfolio securities for which market quotations are readily available at market value. The Fund values all other securities and assets for which market quotations are not readily available at their fair value in good faith using procedures approved by the Board of the Fund. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.
     Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the Fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Advisor determines that the closing price of the security is unreliable, the Advisor will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.
     Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual Funds to calculate their net asset values.
     The Advisor may use indications of fair value from pricing services approved by the Board. In other circumstances, the Advisor valuation committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, the Advisor routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board. Specific types of securities are valued as follows:
     Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, the Advisor will value the security at fair value in good faith using procedures approved by the Board.
     Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If an issuer specific event has occurred that the Advisor determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. The Advisor also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where the Advisor believes, at the approved degree of certainty, that the price is not reflective of current market value, the Advisor will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.
     Fund securities primarily traded on foreign markets may trade on days that are not business days of the Fund. Because the net asset value of Fund shares is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the Fund.
     Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service is unreliable, the Advisor the valuation committee may fair value the security using procedures approved by the Board.
     Short-term Securities: The Fund's short-term investments are valued at amortized cost when the security has 60 days or less to maturity.
     Futures and Options: Futures and options are valued on the basis of market quotations, if available.
     Open-end Funds: To the extent the Fund invests in other open-end Funds, the investing Fund will calculate its net asset value using the net asset value of the underlying Fund in which it invests.
     The Fund discloses portfolio holdings at different times and with different lag times to insurance companies issuing variable products that invest in the Fund, and in annual, semi-annual and quarterly shareholder reports. Refer to such reports to determine the types of securities in which a Fund has invested. You may also refer to the Statement of Additional Information to determine what types of securities in which the Fund may invest. You may obtain copies of these reports or of the
     Statement of Additional Information from the insurance company that issued your variable product, or from the advisor as described on the back cover of this prospectus.
     The Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or earlier NYSE closing time that day.
     Taxes                          [GRAPHIC]
     The amount, timing and character of distributions to the separate account may be affected by special tax rules applicable to certain investments purchased by the Fund. Variable product owners should refer to the prospectus for their variable products for information regarding the tax consequences of owning such variable products and should consult their tax advisors before investing.
     Dividends And Distributions    [GRAPHIC]
     DIVIDENDS
     The Fund generally declares and pays dividends, if any, annually to separate accounts of insurance companies issuing the variable products.
     The Fund expects that its distributions will consist primarily of capital gains.
     CAPITAL GAINS DISTRIBUTIONS
     The Fund generally distributes long-term and short-term capital gains, if any, annually to separate accounts of insurance companies issuing the variable products.
     At the election of insurance companies issuing the variable products dividends and distributions are automatically reinvested at net asset value in shares of the Fund.
Voting Rights
     Since the shares of the Fund are owned by your insurance company and not by you directly, you will not vote shares of the Fund. Your insurance company will vote the shares that it holds as required by state and federal law. Your contract prospectus contains more information on your rights to instruct your insurance company how to vote Fund shares held in connection with your contract.
Share Classes
     The Fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan'', which is described in this prospectus.
Distribution Plan
     The Fund has adopted a distribution or "Rule 12b-1" plan for its Series II shares. The plan allows the Fund to pay distribution fees to life insurance companies and others to promote the sale and distribution of Series II shares. The plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Fund). Because the Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of charges.
Payments to Insurance Companies

     The insurance company that issued your variable product, or one of its affiliates may receive all the Rule 12b-1 distribution fees discussed above. In addition to those payments, ADI, the distributor of the Fund, or one or more of its corporate affiliates, may make additional cash revenue sharing payments to the insurance company or an affiliate in connection with promotion of the Fund and certain other marketing support services. ADI makes these payments from its own resources.

     ADI makes revenue sharing payments as incentives to certain insurance companies to promote the sale and retention of shares of the Fund. The benefits ADI receives when it makes these payments may include, among other things, adding the Fund to the list of underlying investment options in the insurance companies' variable products, and access (in some cases on a preferential basis over other competitors) to individual members of the insurance companies' sales force or to the insurance companies' management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the insurance company for including the Fund in its variable products (on its "sales shelf"). ADI compensates insurance companies differently depending typically on the level and/or type of considerations provided by the insurance company. The revenue sharing payments ADI makes may be calculated on sales of shares of the Fund (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold to the insurance company during the particular period. Such payments also may be calculated on the average daily net assets of the Fund attributable to that particular insurance company (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make sales of shares of the Fund and Asset-Based Payments primarily create incentives to retain assets of the Fund in insurance company separate accounts.


     ADI is motivated to make the payments described above in order to promote the sale of Fund shares and the retention of those investments by clients of insurance companies. To the extent insurance companies sell more shares of the Fund or retain shares of the Fund in their variable product owners' accounts, ADI benefits from the incremental management and other fees paid to ADI by the Fund with respect to those assets.


     In addition to the payments listed above, the Advisor may also reimburse insurance companies for certain administrative services provided to variable product owners. Under a Master Administrative Services Agreement, between the Fund and the Advisor, the Advisor is entitled to receive from the Fund reimbursement of its costs or such reasonable compensation as may be approved by the Board of the Fund. Under this arrangement, the Advisor provides, or assures that insurance companies issuing variable products will provide, certain variable product owner-related services. These services, include, but are not limited to, facilitation of variable product owners' purchase and redemption requests; distribution to existing variable product owners of copies of Fund prospectuses, proxy materials, periodic Fund reports, and other materials; maintenance of variable product owners' records; and fund services and communications. Currently, these administrative service payments made by the Fund to the Advisor are subject to an annual limit of 0.25% of the average net assets invested in the Fund by each insurance company. Any amounts paid by the Advisor to an insurance company in excess of 0.25% of the average net assets invested in the Fund are paid by the Advisor out of its own financial resources, and not out of the Fund's assets.

     You can find further details in the Statement of Additional Information about these payments and the services provided by insurance companies. In certain cases these payments could be significant to the insurance company. Your insurance company may charge you additional fees or commissions, on your variable product other than those disclosed in this prospectus. You can ask your insurance company about any payments it receives from AIM, ADI, or the Fund, as well as about fees and/or commissions it charges.

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Fund's Series II shares. Certain information reflects the financial results for a single Series II Fund share. The total returns in the table represent the annual percentages that an investor would have earned (or lost) on an investment in a share of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCooper LLP, independent registered public accountants, whose report, along with the financial statements, is included in the Fund's Annual Report. This Report is available without charge by contacting ADI at the address or telephone number on the back cover of this Prospectus.




                                                            April 30, 2004
                                                              (Date sales
                                                             commenced) to
                                                           December 31, 2004
 ------------------------------------------------------------------------------
 Net asset value, beginning of period                           $12.40
 ------------------------------------------------------------------------------
 Income from investment operations:
   Net investment income                                          0.22/(a)/
 ------------------------------------------------------------------------------
   Net gains on securities (both realized and unrealized)         0.51
 ------------------------------------------------------------------------------
     Total from investment operations                             0.73
 ------------------------------------------------------------------------------
 Less dividends from net investment income                       (0.22)
 ------------------------------------------------------------------------------
 Net asset value, end of period                                 $12.91
 ------------------------------------------------------------------------------
 Total return/(b)/                                                5.91%
 ------------------------------------------------------------------------------
 Ratios/supplemental data:
 Net assets, end of period (000s omitted)                       $   11
 ------------------------------------------------------------------------------
 Ratio of expenses to average net assets:
   With fee waivers                                               1.45%/(c)/
 ------------------------------------------------------------------------------
   Without fee waivers                                            2.22%/(c)/
 ------------------------------------------------------------------------------
 Ratio of net investment income to average net assets             0.96%/(a)(c)/
 ------------------------------------------------------------------------------
 Portfolio turnover rate/(d)/                                       77%
 ------------------------------------------------------------------------------


/(a)/Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment
     (loss) to average net assets excluding the special dividend are $0.20 and 0.79%, respectively.


/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product which if included would reduce total returns.


/(c)/Ratios are annualized and based on average daily net assets of $10,143.


/(d)/Not annualized for periods less than one year.

                       Obtaining Additional Information
--------------------------------------------------------------------------------
More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the Fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the Fund's investments. The Fund's annual report also discusses the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. Beginning with the fiscal periods ending after July 9, 2004, the Fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you wish to obtain free copies of the Fund's current SAI, or annual or semiannual reports, please contact the insurance company that issued your variable products, or you may contact us by mail at A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173 or

                          By Telephone: (800) 410-4246

Because you cannot purchase shares of the Fund directly, these documents have not been made available on our website
The Fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable products that invest in the Fund.
You can also review and obtain copies of the Fund's SAI, financial reports, the Fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Room, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.
  AIM V.I. Total Return Fund Series II
  SEC 1940 Act file number: 811-7452

                     [LOGO] Your goals
                      Our solutions/R/
                                   AIM
AIMinvestments.com      Investments/R/

AIM V.I. UTILITIES FUND
SERIES I SHARES
A mutual fund sold exclusively to insurance company separate accounts funding variable annuity contracts and variable life insurance policies.

This prospectus contains important information about the Series I class shares (Series I Shares) of the Fund. Please read it before investing and keep it for future reference.


TABLE OF CONTENTS
Investment Goals, Strategies, And Risks....2
Disclosure Of Portfolio Holdings...........3
Fund Performance...........................3
Fee Table, Expense Example, And Hypothetical
  Investment And Expense Information.......4
Investment Risks...........................5
Principal Risks Associated With The Fund ..5
Temporary Defensive Positions .............6
Fund Management ...........................7
Portfolio Manager(s) ......................8
Purchase And Redemption Of Shares..........8
Excessive Short-Term Trading Activity
  Disclosures..............................8
Pricing Of Shares .........................9
Taxes ....................................11
Dividends And Distributions...............11
Voting Rights ............................11
Share Classes.............................11
Payments To Insurance
  Companies...............................11
Financial Highlights......................13

The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions, are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.
No dealer, salesperson, or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus, and you should not rely on such other information or representations.
The Securities and Exchange Commission has not approved or disapproved the shares of this Fund. Likewise, the Commission has not determined if this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a federal crime.
  AIM VARIABLE INSURANCE FUNDS
[LOGO] Your goals
Our solutions/R/
AIM
Investments/R/
PROSPECTUS | April 29, 2005

     A I M Advisors, Inc. (AIM or Advisor) is the investment advisor for the Fund. Prior to April 30, 2004, the Fund was a series portfolio of INVESCO Variable Investment Funds, Inc., a Maryland corporation (the Company). On April 30, 2004, the Fund became a series portfolio of AIM Variable Insurance Funds, a Delaware statutory trust. Prior to April 30, 2004, INVESCO Funds Group, Inc. (INVESCO) served as the investment advisor for the series portfolio of the Company.

     Shares of the Fund are used as investment vehicles for variable annuity contracts and variable life insurance policies (variable products) issued by certain insurance companies. You cannot purchase shares of the Fund directly. As an owner of a variable product (variable product owner) that offers the Fund as an investment option, however, you may allocate your variable product values to a separate account of the insurance company that invests in shares of the Fund.
     Your variable product is offered through its own prospectus, which contains information about your variable product, including how to purchase the variable product and how to allocate variable product values to the Fund.
THIS PROSPECTUS WILL TELL YOU MORE ABOUT:
     Investment Goals & Strategies  [GRAPHIC]
[LOGO]Potential Investment Risks
     Past Performance               [GRAPHIC]
        ---------------------------------------------------------------
                                    [GRAPHIC]
     [LOGO]
          Investment Goals, Strategies, And Risks
FOR MORE DETAILS ABOUT  The Fund seeks capital growth. It also seeks
THE FUND'S MARKET       current income. The Fund is actively managed. The
OUTLOOK, PLEASE SEE THE Fund invests primarily in equity securities that
MOST RECENT ANNUAL OR   the Advisor believes will rise in price faster
SEMIANNUAL REPORT       than other securities, as well as in options and
                        other instruments whose values are based upon the
                        values of equity securities.
                        The Fund normally invests at least 80% of its net
                        assets in the equity securities and
                        equity-related instru-ments of companies engaged
                        in utilities-related industries. These include,
                        but are not limited to, compa-nies that produce,
                        generate, transmit, or distribute natural gas or
                        electricity, as well as companies that provide
                        telecommunications services, including local,
                        long distance, and wireless. At any given time,
                        20%
     of the Fund's assets is not required to be invested in the sector. To determine whether a potential investment is truly doing business in a particular sector, a company must meet at least one of the following tests:
    . At least 50% of its gross income or its net sales must come from activities in the utilities sector;
    . At least 50% of its assets must be devoted to producing revenues from the utilities sector; or
    . Based on other available information, we determine that its primary business is within the utilities sector.
     The Fund may invest up to 25% of its assets in securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation.
     The Advisor uses a "bottom up" investment approach to create the Fund's investment portfolio, focusing on company fundamentals and growth prospects when selecting securities. In general, the Fund emphasizes companies that the Advisor believes are strongly managed and will generate above-average long-term capital appreciation.
     As a sector fund, the portfolio is concentrated in a comparatively narrow segment of the economy. This means the Fund's investment concentration in a sector is higher than most mutual funds and the broad securities markets. Consequently, the Fund tends to be more volatile than other mutual funds, and the value of its portfolio investments and consequently the value of an investment in the Fund tend to go up and down more rapidly. Governmental regulation, difficulties in obtaining adequate financing and investment return, environmental issues, prices of fuel for generation of electricity, availability of natural gas, risks associated with power marketing and trading, and risks associated with nuclear power facilities may adversely affect the market value of the Fund's holdings. The recent trend towards deregulation in the utility industries presents special risks. Some companies may be faced with increased competition and may become less profitable.

     Normally, the Advisor seeks to keep the portfolio divided among the electric utilities, natural gas, and telecommunications industries. Weightings within the various industry segments are continually monitored, and the Advisor adjusts the portfolio weightings depending on the prevailing economic conditions.

     The Fund is subject to other principal risks such as potential conflicts, market, foreign securities, liquidity, derivatives, options and futures, counterparty, lack of timely information, and portfolio turnover risks. These risks are described and discussed later in the Prospectus under the headings "Investment Risks" and "Principal Risks Associated With The Fund." An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. As with any mutual fund, there is always a risk that an investment in the Fund may lose money.

     Disclosure Of Portfolio Holdings
     A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Fund's Statement of Additional Information.
     Fund Performance               [GRAPHIC]
     The bar chart and table below show the Fund's Series I shares actual yearly performance (commonly known as its "total return") for the years ended December 31. Remember, past performance does not indicate how the Fund will perform in the future.
     The Fund's average annual total returns shown below are net of its expenses, but do not reflect the additional fees and expenses assessed in connection with your variable product. If those variable product fees and expenses were included, the returns would be less than those shown. The following performance table compares the Fund's performance to those of an unmanaged broad-based securities market index, style-specific index and peer-group index. The Fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the Fund may deviate significantly from the performance of the indices shown below.

    AIM V.I. UTILITIES FUND (SERIES I)
      ACTUAL ANNUAL TOTAL RETURN/1*/
------------------------------------------------------------------------------
                                    [CHART]
 '95    '96     '97     '98     '99     '00     '01      '02     '03     '04
-----  ------  ------  ------  ------  -----  -------  -------  ------  ------
9.08%  12.76%  23.41%  25.48%  19.13%  5.28%  (32.41%) (20.32%) 17.47%  23.56%
------------------------------------------------------------------------------
Best Calendar Qtr.  12/98  17.18%
Worst Calendar Qtr.  9/01 (21.60%)


-------------------------------------------------------------
                               AVERAGE ANNUAL TOTAL RETURN/*/
                                FOR THE PERIODS ENDED
                                      12/31/04
                               ------------------------------
                               1 YEAR    5 YEARS   10 YEARS
-------------------------------------------------------------
AIM V.I. Utilities Fund
 (Series I)/1/                 23.56%    (3.82%)     6.44%
S&P 500 Index/2,3/             10.87%    (2.30%)    12.07%
Lipper Utility Fund Index/3,4/ 23.90%    (0.11%)     8.95%
-------------------------------------------------------------


   /*/ A significant portion of the Fund's returns during certain periods was attributable to its investments in IPOs. Although IPO investments have had a positive impact on the Fund's performance in the past, there can be no assurance that the Fund will have favorable IPO investment opportunities in the future. For additional information regarding the Fund's performance, please see the "Financial Highlights" section of this prospectus.

   /1/ For periods prior to April 30, 2004, performance shown relates to a predecessor fund advised by INVESCO. Total return figures include reinvested dividends and capital gain distributions and the effect of the Fund's expenses.
   /2/ The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance. In addition, the Lipper Utility Fund Index (which may or may not include the Fund) is included for comparison to a peer-group.

   /3/ The indices may no reflect payment of fees, expenses or taxes.

   /4/ The Lipper Utility Fund Index is an equally weighted representation of the 10 largest funds in the Lipper Utility category. These funds invest at least 65% of their equity portfolios in utility shares.

Fee Table, Expense Example, And Hypothetical Investment And Expense Information

     The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable product owner buys, holds, or redeems interest in an insurance company separate account that invests in the Series I shares of the Fund but does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.
     SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                     Series I shares
Maximum Sales Charge (Load)                N/A
Maximum Deferred Sales Charge (Load)       N/A

   -----

   "N/A" in the above table means "not applicable."

     ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)/1/

                                        Series I shares
Management Fees                              0.60%
Other Expenses                               0.41%
Total Annual Fund Operating Expenses/2/      1.01%




 /1/ Except as otherwise noted, figures shown in the table are for the year ended December 31, 2004 and are expressed as a percentage of the Fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.


 /2/ The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 1.30% of average daily nets assets for each series portfolio of AIM Variable Insurance Funds. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The expense limitation is in effect through April 30, 2006.



     EXPENSE EXAMPLE

     The Example is intended to help you compare the cost of investing in the Fund's Series I Shares to the cost of investing in other mutual funds. The Example also does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.




     The Example assumes that you invest $10,000 in the Fund's Series I Shares for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same and includes the effect of any contractual fee waivers and/or expense reimbursements. To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


                           1 year  3 years 5 years 10 years
                           ------  ------- ------- --------
Series I shares
  AIM V.I. Utilities Fund  $103     $322    $558    $1,236


     HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION




     The following supplemental hypothetical investment information provides additional information in a different format from the preceding Fee Table about the effect of a fund's expenses, including investment advisory fees and other Fund costs, on the Fund's return over a 10-year period. Because a fund's annual return when quoted is already reduced by the fund's fees and expenses for that year, this hypothetical expense information is intended to help you understand the annual and cumulative impact of a fund's fees and expenses on your investment. Assuming a hypothetical investment of $10,000 in the Fund and a 5% return before expenses each year, the chart shows the cumulative return before expenses, the cumulative return after expenses, the ending balance and the estimated annual expenses for each year one through ten. The chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The annual expense ratio, which is the same as stated in the Fee Table above, is reflected in the chart and is net of any contractual fee waiver or expense reimbursement. There is no assurance that the current annual expense ratio will be the expense ratio for the Fund. To the extent that the advisor makes any waivers or reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account any fees and expenses assessed in connection with your variable product; if they did, the expenses shown would be higher, while the ending balance shown would be lower. You should understand that this is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.


Series I--Annual Expense
Ratio 1.01%                Year 1     Year 2     Year 3     Year 4     Year 5     Year 6     Year 7     Year 8     Year 9
----------------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
 Expenses                     5.00%     10.25%     15.76%     21.55%     27.63%     34.01%     40.71%     47.75%     55.13%
Cumulative Return After
 Expenses                     3.99%      8.14%     12.45%     16.94%     21.61%     26.46%     31.50%     36.75%     42.21%
End of Year Balance      $10,399.00 $10,813.92 $11,245.40 $11,694.09 $12,160.68 $12,645.89 $13,150.46 $13,675.17 $14,220.81
Estimated Annual
 Expenses                $   103.01 $   107.13 $   111.40 $   115.84 $   120.47 $   125.27 $   130.27 $   135.47 $   140.87
----------------------------------------------------------------------------------------------------------------------------


Series I--Annual Expense
Ratio 1.01%               Year 10
-----------------------------------
Cumulative Return Before
 Expenses                    62.89%
Cumulative Return After
 Expenses                    47.88%
End of Year Balance      $14,788.22
Estimated Annual
 Expenses                $   146.50
-----------------------------------



[LOGO]Investment Risks
BEFORE ALLOCATING VARI  You should determine the level of risk with which
ABLE PRODUCT VALUES TO  you are comfortable before you allocate contract
THE FUND, YOU SHOULD    val-ues to the Fund. The principal risks of any
DETERMINE THE LEVEL OF  mutual fund, including the Fund, are:
RISK WITH WHICH YOU ARE
COMFORTABLE. TAKE INTO  Not Insured. Mutual funds are not insured by the
ACCOUNT FACTORS LIKE    FDIC or any other government agency, unlike bank
YOUR AGE, CAREER, IN-   deposits such as CDs or savings accounts.
COME LEVEL, AND TIME
HORIZON.                No Guarantee. No mutual fund can guarantee that
                        it will meet its investment objectives.
                        Possible Loss Of Investment. A mutual fund cannot guarantee its performance, nor assure you that the market value of your investment will increase. You may lose the money you invest, and the Fund will not reimburse you for any of these losses.
                        Volatility. The price of Fund shares will increase or decrease with changes in the value of the Fund's underlying investments.
[LOGO]Principal Risks Associated With The Fund
     You should consider the special risk factors discussed below associated with the Fund's policies in determining the appropriateness of allocating your contract values to the Fund. See the Statement of Additional Information for a discussion of additional risk factors.
     MARKET RISK
     Equity stock prices vary and may fall, thus reducing the value of the Fund's investments. Certain stocks selected for the Fund's portfolio may decline in value more than the overall stock market. In general, the securities of small companies are more volatile than those of mid-size companies or large companies.
     FOREIGN SECURITIES RISKS
     Investments in foreign and emerging markets carry special risks, including currency, political, regulatory, and diplomatic risks.
       Currency Risk. A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of the Fund's investment in a security valued in the foreign currency, or based on that currency value. Political Risk. Political actions, events, or instability may result in unfavorable changes in the value of a security.
       Regulatory Risk. Government regulations may affect the value of a security. In foreign countries, securities markets that are less regulated than those in the U.S. may permit trading practices that are not allowed in the U.S.
       Diplomatic Risk. A change in diplomatic relations between the U.S. and a foreign country could affect the value or liquidity of investments.
     LIQUIDITY RISK
     The Fund's portfolio is liquid if the Fund is able to sell the securities it owns at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security.
     Investments in smaller companies or in foreign companies or companies in emerging markets are subject to a variety of risks, including potential lack of liquidity.
     DERIVATIVES RISK
     A derivative is a financial instrument whose value is "derived," in some manner, from the price of another security, index, asset, or rate. Derivatives include options contracts, among a wide range of other instruments. The principal risk of investments in derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Some derivatives are more sensitive to interest rate changes and market price fluctuations than others. Also, derivatives are subject to counterparty risk, described below.
     Options are a common type of derivative that a Fund may occasionally use to hedge investments. An option is the right to buy and sell a security or other instrument, index, or commodity at a specific price on or before a specific date. The use of options may increase the performance of the Fund, but also may increase market risk. Other types of derivatives include futures, swaps, caps, floors, and collars.
     COUNTERPARTY RISK
     This is a risk associated primarily with repurchase agreements and some derivatives transactions. It is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the Fund.
     LACK OF TIMELY INFORMATION RISK
     Timely information about a security or its issuer may be unavailable, incomplete, or inaccurate. This risk is more common to securities issued by foreign companies and companies in emerging markets than it is to the securities of U.S.-based companies.


        ---------------------------------------------------------------
     Although the Fund generally invests in equity securities of companies doing business in the utilities sector, the Fund also may invest in other types of securities and other financial instruments indicated in the chart below. Although these investments typically are not part of the Fund's principal investment strategy, they may constitute a significant portion of the Fund's portfolio, thereby possibly exposing the Fund and its investors to the following additional risks.

INVESTMENT                                                                              RISKS
------------------------------------------------------------------------------------------------------------------------------
American Depositary Receipts (ADRs)
These are securities issued by U.S. banks that represent shares of foreign corporations Market, Information, Political,
held by those banks. Although traded in U.S. securities markets and valued in U.S.      Regulatory, Diplomatic, Liquidity, and
dollars, ADRs carry most of the risks of investing directly in foreign securities.      Currency Risks
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements
A contract under which the seller of a security agrees to buy it back at an agreed-upon Counterparty Risk price and time in the future.
------------------------------------------------------------------------------------------------------------------------------

[LOGO]Temporary Defensive Positions
     When securities markets or economic conditions are unfavorable or unsettled, the Advisor might try to protect the assets of the Fund by investing in securities that are highly liquid, such as high-quality money market instruments like short-term U.S. government obligations, commercial paper, or repurchase agreements, even though that is not the normal investment strategy of the Fund. The Advisor has the right to invest up to 100% of the Fund's assets in these securities, although we are unlikely to do so. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, they also have their own risks. Investments that are highly liquid or comparatively safe tend to offer lower returns. Therefore, the Fund's performance could be comparatively lower if it concentrates in defensive holdings.

Fund Management
                          INVESTMENT ADVISOR

AIM AND ADI ARE SUBSIDIARIES OF AIM is the investment advisor for the Fund and is
AMVESCAP PLC, AN INTERNA-       responsible for its day-to-day management. AIM is
TIONAL INVESTMENT MANAGE-       located at 11 Greenway Plaza, Suite 100, Houston,
MENT COMPANY THAT MANAGES       Texas 77046-1173. The Advisor supervises all
MORE THAN $382 BILLION IN       aspects of the Fund's operations and provides
ASSETS WORLDWIDE. AMVESCAP IS   investment advisory services to the Fund,
BASED IN LONDON, WITH MONEY     including obtaining and evaluating economic,
MANAGERS LOCATED IN EUROPE,     statistical and financial information to
NORTH AND SOUTH AMERICA, AND    formulate and imple-ment investment programs for
THE FAR EAST.                   the Fund. AIM has acted as an investment advisor
                                since its orga-nization in 1976. Today, AIM,
                                together with its subsidiaries, advises or
                                manages over 200 investment portfolios,
                                encompassing a broad range of investment
                                objectives.
                                A I M Distributors, Inc. (ADI) is the Fund's
                                distributor and is responsible for the sale of
                                the Fund's shares. AIM and ADI are subsidiaries
                                of AMVESCAP PLC.
                                Prior to April 30, 2004, INVESCO served as the
                                investment advisor for the Fund. The following
                                table shows the fees the Fund paid to AIM or
                                INVESCO for its advisory services in the fiscal
                                year ended December 31, 2004.


------------------------------------------------------------------
                             ADVISORY FEE AS A PERCENTAGE OF
FUND                    AVERAGE ANNUAL NET ASSETS UNDER MANAGEMENT
------------------------------------------------------------------
AIM V.I. Utilities Fund                   0.60%

     On October 8, 2004, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM Funds) and AIM reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission (SEC), the New York Attorney General (NYAG) and the Colorado Attorney General (COAG), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. (ADI) (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

     Under the settlements, $325 million will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and $50 million will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity. These settlement Funds will be distributed in accordance with a methodology to be determined by an independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. In addition, as required by the settlements, AIM is undertaking certain governance and compliance reforms and reviewing its policies and procedures.


     At the request of the trustees of the AIM Funds, AMVESCAP PLC (AMVESCAP), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by such Funds related to market timing matters.

     The independent trustees of the AIM Funds have been assisted by their own independent counsel and financial expert in their own investigation of market timing activity in the AIM Funds. A special committee, consisting of four independent trustees, was formed to oversee this investigation. None of the costs of this investigation will be borne by the AIM Funds or by Fund shareholders.
     IFG, AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
     Section 529 college savings plans and procedures for locating lost securityholders. Additional regulatory inquiries related to these or other issues may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

     A number of private civil lawsuits related to market timing, late trading and related issues have been filed against (depending on the lawsuit) certain of the AIM Funds, IFG, AIM, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties. All such lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland for consolidated or coordinated pre-trial proceedings. Other private civil lawsuits have been filed against (depending on the lawsuit) IFG, AIM, ADI, certain related entities, certain of their current and former officers and/or certain of the AIM Funds and their trustees alleging the improper use of fair value pricing, excessive advisory and/or distribution fees, improper charging of distribution fees on limited offering Funds or share classes and improper mutual fund sales practices and directed-brokerage arrangements and participation in class action settlements.


     Additional civil lawsuits related to the above or other issues may be filed by private litigants or by regulators against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

     You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the Fund's Statement of Additional Information and on AIM's Internet website under the heading "Settled Enforcement Actions and Investigations Related to Market Timing, Regulatory Inquiries and Pending Litigation" (http://www.aiminvestments.com/regulatory).
     As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.
Portfolio Manager(s)

     John S. Segner, Senior Portfolio Manager, is primarily responsible for the day-to-day management of the Fund's portfolio. He has been responsible for the Fund since 2003 and has been associated with the Advisor and/or its affiliates since 1997.


     More information on the portfolio manager may be found on the Advisor's website (http://www.aiminvestments.com). The website is not a part of this prospectus.

     The Fund's Statement of Additional Information provides additional information about the portfolio manager's investments in the Fund, a description of his compensation structure, and information regarding other accounts he manages.


Purchase And Redemption Of Shares
     The Fund ordinarily effects orders to purchase and redeem shares at the Fund's next computed net asset value after it receives an order. Insurance companies participating in the Fund serve as the Fund's designee for receiving orders of separate accounts that invest in the Fund. The Fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the NYSE restricts or suspends trading.

     Although the Fund generally intends to pay redemption proceeds solely in cash, the Fund reserves the right to determine, in its sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).


     Shares of the Fund are offered in connection with mixed and shared funding, i.e., to separate accounts of affiliated and unaffiliated insurance companies funding variable products. The Fund currently offers shares only to insurance company separate accounts. In the future, the Fund may offer them to pension and retirement plans that qualify for special federal income tax treatment. The Fund and AIM have applied for regulatory relief to enable the Fund's shares to be sold to and held by one or more Fund of Funds (open-end management investment companies or series thereof that offer their shares exclusively to insurance companies, their separate accounts and/or qualified plans). The Fund plans to offer its shares to Fund of Funds following receipt of the requested regulatory relief. Due to differences in tax treatment and other considerations, the interests of Fund shareholders, including variable product owners and plan participants investing in the Fund (whether directly or indirectly through Fund of Funds), may conflict.


     Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one insurance company separate account investing directly or indirectly in a Fund could cause variable products funded through another insurance company separate account to lose their tax-deferred status, unless remedial actions were taken. The Board of Trustees (the Board) of the Fund will monitor for the existence of any material conflicts and determine what action, if any, should be taken. A Fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account (or plan) withdrawing because of a conflict.

Excessive Short-Term Trading Activity Disclosures

     The Fund's investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the Fund's shares (i.e., purchases of Fund shares followed shortly thereafter by redemptions of such shares, or vice versa) may hurt the long-term performance of the Fund by requiring it to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of the Fund by causing it to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of Fund shares held by long-term investors may be diluted.

     The Board has adopted policies and procedures designed to discourage excessive short-term trading of Fund shares. The Fund may alter its policies and procedures at any time without giving prior notice to Fund shareholders, if the advisor believes the change would be in the best interests of long-term investors.

     Pursuant to the Fund's policies and procedures, AIM and its affiliates (collectively the AIM Affiliates) currently use the following tools designed to discourage excessive short-term trading in the Fund:

       (1)trade activity monitoring; and
       (2)the use of fair value pricing consistent with procedures approved by the Board.
     Each of these tools is described in more detail below.
     In addition, restrictions designed to discourage or curtail excessive short-term trading activity may be imposed by the insurance companies and/or their separate accounts that invest in the Fund on behalf of variable product owners. Variable product owners should refer to the applicable contract and related prospectus for more details.
     TRADE ACTIVITY MONITORING
     To detect excessive short-term trading activities, the AIM Affiliates will monitor, on a daily basis, selected aggregate purchase, or redemption trade orders placed by insurance companies and/or their separate accounts. The AIM Affiliates will seek to work with insurance companies to discourage variable product owners from engaging in abusive trading practices. However, the ability of the AIM Affiliates to monitor trades that are placed by variable product owners is severely if not completely limited due to the fact that the insurance companies trade with the Fund through omnibus accounts, and maintain the exclusive relationship with, and are responsible for maintaining the account records of, their variable product owners. There may also be legal and technological limitations on the ability of insurance companies to impose restrictions on the trading practices of their variable product owners. As a result, there can be no guarantee that the AIM Affiliates will be able to detect or deter market timing by variable product owners.

     If, as a result of this monitoring, the AIM Affiliates believe that a variable product owner has engaged in excessive short-term trading (regardless of whether or not the insurance company's own trading restrictions are exceeded), the AIM Affiliates will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the insurance company to take action to stop such activities, or (ii) refusing to process future purchases related to such activities in the insurance company's account with the Fund. AIM Affiliates will use reasonable efforts to apply the Fund's policies uniformly given the potential limitations described above.

     FAIR VALUE PRICING
     Securities owned by the Fund are to be valued at current market value if market quotations are readily available. All other securities and assets of the Fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of the Fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.
     See "Pricing of Shares -- Determination of Net Asset Value" for more information.
     RISKS
     There is the risk that the Funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive short-term trading. Although these policies and procedures, including the tools described above, are designed to discourage excessive short-term trading, they do not eliminate the possibility that excessive short-term trading activity in the Fund will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with the best interests of long-term investors. However, there can be no assurance that the AIM Affiliates will be able to gain access to any or all of the information necessary to detect or prevent excessive short-term trading by a variable product owner. While the AIM Affiliates and the Fund may seek to take actions with the assistance of the insurance companies that invest in the Fund, there is the risk that neither the AIM Affiliates nor the Fund will be successful in their efforts to minimize or eliminate such activity.
Pricing of Shares
     DETERMINATION OF NET ASSET VALUE
     The price of the Fund's shares is the Fund's net asset value per share.
     The Fund values portfolio securities for which market quotations are readily available at market value. The Fund values all other securities and assets for which market quotations are not readily available at their fair value in good faith using procedures approved by the Board of the Fund. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.
     Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the Fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Advisor determines that the closing price of the security is unreliable, the Advisor will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.
     Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual Funds to calculate their net asset values.
     The Advisor may use indications of fair value from pricing services approved by the Board. In other circumstances, the Advisor valuation committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, the Advisor routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board. Specific types of securities are valued as follows:
     Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, the Advisor will value the security at fair value in good faith using procedures approved by the Board.
     Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If an issuer specific event has occurred that the Advisor determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. The Advisor also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where the Advisor believes, at the approved degree of certainty, that the price is not reflective of current market value, the Advisor will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.
     Fund securities primarily traded on foreign markets may trade on days that are not business days of the Fund. Because the net asset value of Fund shares is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the Fund.
     Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service is unreliable, the Advisor the valuation committee may fair value the security using procedures approved by the Board.
     Short-term Securities: The Fund's short-term investments are valued at amortized cost when the security has 60 days or less to maturity.
     Futures and Options: Futures and options are valued on the basis of market quotations, if available.
     Open-end Funds: To the extent the Fund invests in other open-end Funds, the investing Fund will calculate its net asset value using the net asset value of the underlying Fund in which it invests.
     The Fund discloses portfolio holdings at different times and with different lag times to insurance companies issuing variable products that invest in the Fund, and in annual, semi-annual and quarterly shareholder reports. Refer to such reports to determine the types of securities in which a Fund has invested. You may also refer to the Statement of Additional Information to determine what types of securities in which the Fund may invest. You may obtain copies of these reports or of the Statement of Additional Information from the insurance company that issued your variable product, or from the advisor as described on the back cover of this prospectus.
     The Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or earlier NYSE closing time that day.

     Taxes                          [GRAPHIC]
     The amount, timing and character of distributions to the separate account may be affected by special tax rules applicable to certain investments purchased by the Fund. Variable product owners should refer to the prospectus for their variable products for information regarding the tax consequences of owning such variable products and should consult their tax advisors before investing.
     Dividends And Distributions    [GRAPHIC]
     DIVIDENDS
     The Fund generally declares and pays dividends, if any, annually to separate accounts of insurance companies issuing the variable products. The Fund expects that its distributions will consist primarily of capital gains.
     CAPITAL GAINS DISTRIBUTIONS
     The Fund generally distributes long-term and short-term capital gains, if any, annually to separate accounts of insurance companies issuing the variable products.
     At the election of insurance companies issuing the variable products dividends and distributions are automatically reinvested at net asset value in shares of the Fund.
Voting Rights
     Since the shares of the Fund are owned by your insurance company and not by you directly, you will not vote shares of the Fund. Your insurance company will vote the shares that it holds as required by state and federal law. Your contract prospectus contains more information on your rights to instruct your insurance company how to vote Fund shares held in connection with your contract.
Share Classes
     The Fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan". This prospectus relates to the Series I shares.
Payments to Insurance Companies

     ADI, the distributor of the Fund, or one or more of its corporate affiliates, may make cash revenue sharing payments to the insurance company that issued your variable product or its affiliates in connection with promotion of the Fund and certain other marketing support services. ADI makes these payments from its own resources.


     ADI makes revenue sharing payments as incentives to certain insurance companies to promote the sale and retention of shares of the Fund. The benefits ADI receives when it makes these payments may include, among other things, adding the Fund to the list of underlying investment options in the insurance companies' variable products, and access (in some cases on a preferential basis over other competitors) to individual members of the insurance companies' sales force or to the insurance companies' management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the insurance company for including the Fund in its variable products (on its "sales shelf"). ADI compensates insurance companies differently depending typically on the level and/or type of considerations provided by the insurance company. The revenue sharing payments ADI makes may be calculated on sales of shares of the Fund (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold to the insurance company during the particular period. Such payments also may be calculated on the average daily net assets of the Fund attributable to that particular insurance company (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make sales of shares of the Fund and Asset-Based Payments primarily create incentives to retain assets of the Fund in insurance company separate accounts.


     ADI is motivated to make the payments described above in order to promote the sale of Fund shares and the retention of those investments by clients of insurance companies. To the extent insurance companies sell more shares of the Fund or retain shares of the Fund in their variable product owners' accounts, ADI benefits from the incremental management and other fees paid to ADI by the Fund with respect to those assets.

     In addition to the payments listed above, the Advisor may also reimburse insurance companies for certain administrative services provided to variable product owners. Under a Master Administrative Services Agreement, between the Fund and the Advisor, the

     Advisor is entitled to receive from the Fund reimbursement of its costs or such reasonable compensation as may be approved by the Board of the Fund. Under this arrangement, the Advisor provides, or assures that insurance companies issuing variable products will provide, certain variable product owner-related services. These services, include, but are not limited to, facilitation of variable product owners' purchase and redemption requests; distribution to existing variable product owners of copies of Fund prospectuses, proxy materials, periodic Fund reports, and other materials; maintenance of variable product owners' records; and fund services and communications. Currently, these administrative service payments made by the Fund to the Advisor are subject to an annual limit of 0.25% of the average net assets invested in the Fund by each insurance company. Any amounts paid by the Advisor to an insurance company in excess of 0.25% of the average net assets invested in the Fund are paid by the Advisor out of its own financial resources, and not out of the Fund's assets.

     You can find further details in the Statement of Additional Information about these payments and the services provided by insurance companies. In certain cases these payments could be significant to the insurance company. Your insurance company may charge you additional fees or commissions, on your variable product other than those disclosed in this prospectus. You can ask your insurance company about any payments it receives from AIM, ADI, or the Fund, as well as about fees and/or commissions it charges.

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Fund's Series I shares. Certain information reflects the financial results for a single Series I Fund share. The total returns in the table represent the annual percentages that an investor would have earned (or lost) on an investment in a share of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent registered public accountants, whose report, along with the financial statements, is included in the Fund's Annual Report. This Report is available without charge by contacting ADI at the address or telephone number on the back cover of this Prospectus. For a discussion of how investments in IPOs affected the Fund's performance, see the "Performance Information" section of this prospectus.




                                                                                  Year ended December 31,
                                                                   -----------------------------------------------------
                                                                        2004         2003      2002      2001      2000
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $  12.95       $  11.16   $ 14.08   $ 21.06   $ 20.97
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             0.42/(a)/      0.33/(a)/    0.19      0.00      0.17
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)      2.57           1.60     (3.05)    (6.83)     0.87
-------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                   2.99           1.93     (2.86)    (6.83)     1.04
-------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                (0.33)         (0.14)    (0.06)    (0.07)    (0.03)
-------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                                  --             --        --     (0.08)    (0.92)
-------------------------------------------------------------------------------------------------------------------------
    Total distributions                                               (0.33)         (0.14)    (0.06)    (0.15)    (0.95)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  15.61       $  12.95   $ 11.16   $ 14.08   $ 21.06
-------------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                     23.65%         17.38%   (20.32)%  (32.41)%    5.28%
-------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $159,554       $ 62,510   $31,204   $20,947   $12,300
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                1.01%/(c)/     1.08%     1.15%     1.15%     1.22%
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                   3.09%/(c)/     2.84%     2.59%     1.13%     0.94%
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                  52%            58%      102%       33%       50%
-------------------------------------------------------------------------------------------------------------------------


/(a)/Calculated using average shares outstanding.


/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.


/(c)/Ratios are based on average daily net assets of $102,055,423.

                       Obtaining Additional Information
--------------------------------------------------------------------------------
More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the Fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the Fund's investments. The Fund's annual report also discusses the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. Beginning with the fiscal periods ending after July 9, 2004, the Fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.
If you wish to obtain free copies of the Fund's current SAI or annual or semiannual reports, please contact the insurance company that issued your variable products, or you may contact us by mail at A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173 or

                          By Telephone: (800) 410-4246

Because you cannot purchase shares of the Fund directly, these documents have not been made available on our website.
The Fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable products that invest in the Fund.
You can also review and obtain copies of the Fund's SAI, financial reports, the Fund's Form N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Room, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.
  AIM V.I. Utilities Fund Series I
  SEC 1940 Act file number: 811-7452

                     [LOGO] Your goals
                      Our solutions/R/
                                   AIM
AIMinvestments.com      Investments/R/

PROSPECTUS | April 29, 2005
AIM V.I. UTILITIES FUND
SERIES II SHARES
A mutual fund sold exclusively to insurance company separate accounts funding variable annuity contracts and variable life insurance policies.

This prospectus contains important information about the Series II class shares (Series II shares) of the Fund. Please read it before investing and keep it for future reference.


TABLE OF CONTENTS
Investment Goals, Strategies, And Risks.............  2
Disclosure Of Portfolio Holdings....................  3
Fund Performance....................................  3
Fee Table, Expense Example, And Hypothetical
  Investment And Expense Information................  4
Investment Risks....................................  5
Principal Risks Associated With The Fund............  5
Temporary Defensive Positions.......................  6
Fund Management.....................................  7
Portfolio Manager(s)................................  8
Purchase And Redemption Of Shares...................  8
Excessive Short-Term Trading Activity Disclosures...  8
Pricing Of Shares...................................  9
Taxes............................................... 11
Dividends And Distributions......................... 11
Voting Rights....................................... 11
Share Classes....................................... 11
Distribution Plan................................... 11
Payments To Insurance Companies..................... 11
Financial Highlights................................ 13

The AIM family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.
No dealer, salesperson, or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus, and you should not rely on such other information or representations.
The Securities and Exchange Commission has not approved or disapproved the shares of this Fund. Likewise, the Commission has not determined if this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a federal crime.
                                                 [LOGO] Your goals
           AIM VARIABLE INSURANCE FUNDS                  Our solutions/R/
                                                                      AIM
                                                           Investments/R/

     A I M Advisors, Inc. (AIM or Advisor) is the investment advisor for the Fund. Prior to April 30, 2004, the Fund was a series portfolio of INVESCO Variable Investment Funds, Inc., a Maryland corporation (the Company). On April 30, 2004, the Fund became a series portfolio of AIM Variable Insurance Funds, a Delaware statutory trust. Prior to April 30, 2004, INVESCO Funds Group, Inc. (INVESCO) served as the investment advisor for the series portfolio of the Company.

     Shares of the Fund are used as investment vehicles for variable annuity contracts and variable life insurance policies (variable products) issued by certain insurance companies. You cannot purchase shares of the Fund directly. As an owner of a variable product (variable product owner) that offers the Fund as an investment option, however, you may allocate your variable product values to a separate account of the insurance company that invests in shares of the Fund.
     Your variable product is offered through its own prospectus, which contains information about your variable product, including how to purchase the variable product and how to allocate variable product values to the Fund.
THIS PROSPECTUS WILL TELL YOU MORE ABOUT:
     Investment Goals & Strategies  [GRAPHIC]
[LOGO]Potential Investment Risks
[LOGO]Past Performance
        ---------------------------------------------------------------
                                    [GRAPHIC]
     [LOGO]
          Investment Goals, Strategies, And Risks
FOR MORE DETAILS ABOUT  The Fund seeks capital growth. It also seeks
THE FUND'S MARKET       current income. The Fund is actively managed. The
OUTLOOK, PLEASE SEE THE Fund invests primarily in equity securities that
MOST RECENT ANNUAL OR   the Advisor believes will rise in price faster
SEMIANNUAL REPORT       than other securities, as well as in options and
                        other instruments whose values are based upon the
                        values of equity securities.
                        The Fund normally invests at least 80% of its net
                        assets in the equity securities and
                        equity-related instru-ments of companies engaged
                        in utilities-related industries. These include,
                        but are not limited to, compa-nies that produce,
                        generate, transmit, or distribute natural gas or
                        electricity, as well as companies that provide
                        telecommunications services, including local,
                        long distance, and wireless. At any given time,
                        20%
     of the Fund's assets is not required to be invested in the sector. To determine whether a potential investment is truly doing business in a particular sector, a company must meet at least one of the following tests:
    . At least 50% of its gross income or its net sales must come from activities in the utilities sector;
    . At least 50% of its assets must be devoted to producing revenues from the utilities sector; or
    . Based on other available information, we determine that its primary business is within the utilities sector.
     The Fund may invest up to 25% of its assets in securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation.
     The Advisor uses a "bottom up" investment approach to create the Fund's investment portfolio, focusing on company fundamentals and growth prospects when selecting securities. In general, the Fund emphasizes companies that the Advisor believes are strongly managed and will generate above-average long-term capital appreciation.
     As a sector fund, the portfolio is concentrated in a comparatively narrow segment of the economy. This means the Fund's investment concentration in a sector is higher than most mutual funds and the broad securities markets. Consequently, the Fund tends to be more volatile than other mutual funds, and the value of its portfolio investments and consequently the value of an investment in the Fund tend to go up and down more rapidly. Governmental regulation, difficulties in obtaining adequate financing and investment return, environmental issues, prices of fuel for generation of electricity, availability of natural gas, risks associated with power marketing and trading, and risks associated with nuclear power facilities may adversely affect the market value of the Fund's holdings. The recent trend towards deregulation in the utility industries presents special risks. Some companies may be faced with increased competition and may become less profitable.
     Normally, the Advisor seeks to keep the portfolio divided among the electric utilities, natural gas, and telecommunications industries. Weightings within the various industry segments are continually monitored, and the Advisor adjusts the portfolio weightings depending on the prevailing economic conditions.

     The Fund is subject to other principal risks such as potential conflicts, market, foreign securities, liquidity, derivatives, options and futures, counterparty, lack of timely information, and portfolio turnover risks. These risks are described and discussed later in the Prospectus under the headings "Investment Risks" and "Principal Risks Associated With The Fund." An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. As with any mutual fund, there is always a risk that an investment in the Fund may lose money.

Disclosure Of Portfolio Holdings
     A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Fund's Statement of Additional Information.
[LOGO]Fund Performance
     The bar chart and table below show the Fund's performance (commonly known as its "total return") for the periods ended December 31. Remember, past performance does not indicate how the Fund will perform in the future.
     The Fund's average annual total returns shown below are net of its expenses, but do not reflect the additional fees and expenses assessed in connection with your variable product. If those product fees and expenses were included, the returns would be less than those shown.
     Performance shown for periods prior to the inception date of the Series II shares reflects the Series I shares performance, adjusted to reflect the impact that the Rule 12b-1 plan of Series II shares would have had if the Series II shares had then existed. Series I shares are not offered by this prospectus. The Series I and Series II shares invest in the same portfolio of securities and will have substantially similar performance, except to the extent that the expenses borne by each share class differ. Series II shares have higher expenses (and therefore lower performance) resulting from its Rule 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Fund).
     The following performance table compares the Fund's performance to those of an unmanaged broad-based securities market index, style-specific index and peer-group index. The Fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the Fund may deviate significantly from the performance of the indices shown below.

    AIM V.I. UTILITIES FUND (SERIES II)
          ANNUAL TOTAL RETURN/1/*
--------------------------------------------------------------------------------------
                                    [CHART]
  '95    '96     '97     '98     '99      '00       '01       '02       '03      '04
------  ------  ------  ------  ------  --------  --------  --------  --------- ------
 8.81%  12.48%  23.10%  25.17%  18.84%   5.01%    (32.58%)  (20.52%)   17.18%   23.24%
--------------------------------------------------------------------------------------
Best Calendar Qtr.  12/98  17.11%
Worst Calendar Qtr.  9/01 (21.65%)


---------------------------------------------------------------------
                                       AVERAGE ANNUAL TOTAL RETURN*
                                       FOR THE PERIODS ENDED 12/31/04
                                       ------------------------------
                                       1 YEAR    5 YEARS   10 YEARS
---------------------------------------------------------------------
AIM V.I. Utilities Fund (Series II)/1/ 23.24%    (4.07%)     6.18%
S&P 500 Index/2,3/                     10.87%    (2.30%)    12.07%
Lipper Utility Fund Index/3,4/         23.90%    (0.11%)     8.95%
---------------------------------------------------------------------


     * A significant portion of the Fund's returns during certain periods was attributable to its investments in IPOs. Although IPO investments have had a positive impact on the Fund's performance in the past, there can be no assurance that the Fund will have favorable IPO investment opportunities in the future. For additional information regarding the Fund's performance, please see the "Financial Highlights" section of this prospectus.


   /1/ For periods prior to April 30, 2004, performance shown relates to a predecessor fund advised by INVESCO. The returns shown for these periods are the blended returns of the historical performance of the Fund's Series II shares since their inception and the restated historical performance of the predecessor Fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date of the Fund's Series II shares is April 30, 2004. Total return figures include reinvested dividends and capital gain distributions and the effect of the Fund's expenses.

   /2/ The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance. In addition, the Lipper Utility Fund Index (which may or may not include the Fund) is included for comparison to a peer-group.

   /3/ The indices may not reflect payment of fees, expenses or taxes.


   /4/ The Lipper Utility Fund Index is an equally weighted representation of the 10 largest funds in the Lipper Utility category. These funds invest at least 65% of their equity portfolios in utility shares.

Fee Table, Expense Example, And Hypothetical Investment And Expense Information

     The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable product owner buys, holds, or redeems interest in an insurance company separate account that invests in the Series II shares of the Fund but does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.
     SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                     Series II shares
Maximum Sales Charge (Load)                N/A
Maximum Deferred Sales Charge (Load)       N/A

     ---

     "N/A" in the above table means "not applicable".

     ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)/1/

                                        Series II shares
Management Fees                              0.60%
Rule (12b-1) Fees                            0.25%
Other Expenses/2/                            0.41%
Total Annual Fund Operating Expenses/3/      1.26%



     ---

    /1 /Except as otherwise noted, figures shown in the table are for the year ended December 31, 2004 and are expressed as a percentage of the Fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.


   /2/ Other Expenses are based on estimated amounts for the current fiscal year.




   /3/ The Fund's advisor and/or distributor have contractually agreed to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series II shares to 1.45% of average daily nets assets for each series portfolio of AIM Variable Insurance Funds. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales;
        (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and
        (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The expense limitation agreement is in effect through April 30, 2006.

     EXPENSE EXAMPLE

     The Example is intended to help you compare the cost of investing in the Fund's Series II Shares to the cost of investing in other mutual funds. The Example also does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.




     The Example assumes that you invest $10,000 in the Fund's Series II Shares for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same and includes the effect of any contractual fee waivers and/or expense reimbursements. To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


                           1 year  3 years 5 years 10 years
                           ------  ------- ------- --------
Series II shares
  AIM V.I. Utilities Fund  $128     $400    $692    $1,523


     HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION


     The following supplemental hypothetical investment information provides additional information in a different format from the preceding Fee Table about the effect of a fund's expenses, including investment advisory fees and other Fund costs, on the Fund's return over a 10-year period. Because a fund's annual return when quoted is already reduced by the fund's fees and expenses for that year, this hypothetical expense information is intended to help you understand the annual and cumulative impact of a fund's fees and expenses on your investment. Assuming a hypothetical investment of $10,000 in the Fund and a 5% return before expenses each year, the chart shows the cumulative return before expenses, the cumulative return after expenses, the ending balance and the estimated annual expenses for each year one through ten. The chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The annual expense ratio, which is the same as stated in the Fee Table above, is reflected in the chart and is net of any contractual fee waiver or expense reimbursement. There is no assur-ance that the current annual expense ratio will be the expense ratio for the Fund. To the extent that the advisor makes any waivers or reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account any fees and expenses assessed in connection with your variable product; if they did, the expenses shown would be higher, while the ending balance shown would be lower. You should understand that this is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.


Series II--Annual Expense
Ratio 1.26%                 Year 1     Year 2     Year 3     Year 4     Year 5     Year 6     Year 7     Year 8     Year 9
-----------------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
Expenses                       5.00%     10.25%     15.76%     21.55%     27.63%     34.01%     40.71%     47.75%     55.13%
Cumulative Return After
Expenses                       3.74%      7.62%     11.64%     15.82%     20.15%     24.65%     29.31%     34.14%     39.16%
End of Year Balance       $10,374.00 $10,761.99 $11,164.49 $11,582.04 $12,015.21 $12,464.57 $12,930.75 $13,414.36 $13,916.06
Estimated Annual Expenses $   128.36 $   133.16 $   138.14 $   143.30 $   148.66 $   154.22 $   159.99 $   165.97 $   172.18
-----------------------------------------------------------------------------------------------------------------------------


Series II--Annual Expense
Ratio 1.26%                Year 10
------------------------------------
Cumulative Return Before
Expenses                      62.89%
Cumulative Return After
Expenses                      44.37%
End of Year Balance       $14,436.52
Estimated Annual Expenses $   178.62
------------------------------------



[LOGO]Investment Risks
BEFORE ALLOCATING VARIA- You should determine the level of risk with which
BLE PRODUCT VALUES TO    you are comfortable before you allocate contract
THE FUND, YOU SHOULD     val-ues to the Fund. The principal risks of any
DETERMINE THE LEVEL OF   mutual fund, including the Fund, are:
RISK WITH WHICH YOU ARE
COMFORTABLE. TAKE INTO   Not Insured. Mutual funds are not insured by the
ACCOUNT FACTORS LIKE     FDIC or any other government agency, unlike bank
YOUR AGE, CAREER, IN-    deposits such as CDs or savings accounts.
COME LEVEL, AND TIME
HORIZON.                 No Guarantee. No mutual fund can guarantee that
                         it will meet its investment objectives.
                         Possible Loss Of Investment. A mutual fund cannot guarantee its performance, nor assure you that the market value of your investment will increase. You may lose the money you invest, and the Fund will not reimburse you for any of these losses.
                         Volatility. The price of Fund shares will increase or decrease with changes in the value of the Fund's underlying investments.
[LOGO]Principal Risks Associated With The Fund
     You should consider the special risk factors discussed below associated with the Fund's policies in determining the appropriateness of allocating your contract values to the Fund. See the Statement of Additional Information for a discussion of additional risk factors.
     MARKET RISK
     Equity stock prices vary and may fall, thus reducing the value of the Fund's investments. Certain stocks selected for the Fund's portfolio may decline in value more than the overall stock market. In general, the securities of small companies are more volatile than those of mid-size companies or large companies.
     FOREIGN SECURITIES RISKS
     Investments in foreign and emerging markets carry special risks, including currency, political, regulatory, and diplomatic risks.
       Currency Risk. A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of the Fund's investment in a security valued in the foreign currency, or based on that currency value. Political Risk. Political actions, events, or instability may result in unfavorable changes in the value of a security.
       Regulatory Risk. Government regulations may affect the value of a security. In foreign countries, securities markets that are less regulated than those in the U.S. may permit trading practices that are not allowed in the U.S.
       Diplomatic Risk. A change in diplomatic relations between the U.S. and a foreign country could affect the value or liquidity of investments.
     LIQUIDITY RISK
     The Fund's portfolio is liquid if the Fund is able to sell the securities it owns at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security.
     Investments in smaller companies or in foreign companies or companies in emerging markets are subject to a variety of risks, including potential lack of liquidity.

     DERIVATIVES RISK
     A derivative is a financial instrument whose value is "derived," in some manner, from the price of another security, index, asset, or rate. Derivatives include options contracts, among a wide range of other instruments. The principal risk of investments in derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Some derivatives are more sensitive to interest rate changes and market price fluctuations than others. Also, derivatives are subject to counterparty risk, described below.
     Options are a common type of derivative that a Fund may occasionally use to hedge its investments. An option is the right to buy and sell a security or other instrument, index, or commodity at a specific price on or before a specific date. The use of options may increase the performance of the Fund, but also may increase market risk. Other types of derivatives include futures, swaps, caps, floors, and collars.
     COUNTERPARTY RISK
     This is a risk associated primarily with repurchase agreements and some derivatives transactions. It is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the Fund.
     LACK OF TIMELY INFORMATION RISK
     Timely information about a security or its issuer may be unavailable, incomplete, or inaccurate. This risk is more common to securities issued by foreign companies and companies in emerging markets than it is to the securities of U.S.-based companies.


        ---------------------------------------------------------------
     Although the Fund generally invests in equity securities of companies doing business in the utilities sector, the Fund also may invest in other types of securities and other financial instruments indicated in the chart below. Although these investments typically are not part of the Fund's principal investment strategy, they may constitute a significant portion of the Fund's portfolio, thereby possibly exposing the Fund and its investors to the following additional risks.

INVESTMENT                                                                              RISKS
------------------------------------------------------------------------------------------------------------------------------
American Depositary Receipts (ADRs)
These are securities issued by U.S. banks that represent shares of foreign corporations Market, Information, Political,
held by those banks. Although traded in U.S. securities markets and valued in U.S.      Regulatory, Diplomatic, Liquidity, and
dollars, ADRs carry most of the risks of investing directly in foreign securities.      Currency Risks
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements
A contract under which the seller of a security agrees to buy it back at an agreed-upon Counterparty Risk price and time in the future.
------------------------------------------------------------------------------------------------------------------------------

[LOGO]Temporary Defensive Positions
     When securities markets or economic conditions are unfavorable or unsettled, the Advisor might try to protect the assets of the Fund by investing in securities that are highly liquid, such as high-quality money market instruments like short-term U.S. government obligations, commercial paper, or repurchase agreements, even though that is not the normal investment strategy of the Fund. The Advisor has the right to invest up to 100% of the Fund's assets in these securities, although we are unlikely to do so. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, they also have their own risks. Investments that are highly liquid or comparatively safe tend to offer lower returns. Therefore, the Fund's performance could be comparatively lower if it concentrates in defensive holdings.

Fund Management
                          INVESTMENT ADVISOR

AIM AND ADI ARE SUBSIDIARIES OF AIM is the investment advisor for the Fund and is
AMVESCAP PLC, AN INTERNA-       responsible for its day-to-day management. AIM is
TIONAL INVESTMENT MANAGE-       located at 11 Greenway Plaza, Suite 100, Houston,
MENT COMPANY THAT MANAGES       Texas 77046-1173. The Advisor supervises all
MORE THAN $382 BILLION IN AS-   aspects of the Fund's operations and provides
SETS WORLDWIDE. AMVESCAP IS     investment advisory services to the Fund,
BASED IN LONDON, WITH MONEY     including obtaining and evaluating economic,
MANAGERS LOCATED IN EUROPE,     statistical and financial information to
NORTH AND SOUTH AMERICA, AND    formulate and imple-ment investment programs for
THE FAR EAST.                   the Fund. AIM has acted as an investment advisor
                                since its orga-nization in 1976. Today, AIM,
                                together with its subsidiaries, advises or
                                manages over 200 investment portfolios,
                                encompassing a broad range of investment
                                objectives.
                                A I M Distributors, Inc. (ADI) is the Fund's
                                distributor and is responsible for the sale of
                                the Fund's shares. AIM and ADI are subsidiaries
                                of AMVESCAP PLC.
                                Prior to April 30, 2004, INVESCO served as the
                                investment advisor for the Fund. The following
                                table shows the fees the Fund paid to AIM or
                                INVESCO for its advisory services in the fiscal
                                year ended December 31, 2004.


------------------------------------------------------------------
                             ADVISORY FEE AS A PERCENTAGE OF
FUND                    AVERAGE ANNUAL NET ASSETS UNDER MANAGEMENT
------------------------------------------------------------------
AIM V.I. Utilities Fund                   0.60%

     On October 8, 2004, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM Funds) and AIM reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission (SEC), the New York Attorney General (NYAG) and the Colorado Attorney General (COAG), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. (ADI) (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

     Under the settlements, $325 million will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and $50 million will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity. These settlement Funds will be distributed in accordance with a methodology to be determined by an independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. In addition, as required by the settlements, AIM is undertaking certain governance and compliance reforms and reviewing its policies and procedures.


     At the request of the trustees of the AIM Funds, AMVESCAP PLC (AMVESCAP), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by such Funds related to market timing matters.

     The independent trustees of the AIM Funds have been assisted by their own independent counsel and financial expert in their own investigation of market timing activity in the AIM Funds. A special committee, consisting of four independent trustees, was formed to oversee this investigation. None of the costs of this investigation will be borne by the AIM Funds or by Fund shareholders.
     IFG, AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
     Section 529 college savings plans and procedures for locating lost securityholders. Additional regulatory inquiries related to these or other issues may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

     A number of private civil lawsuits related to market timing, late trading and related issues have been filed against (depending on the lawsuit) certain of the AIM Funds, IFG, AIM, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties. All such lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland for consolidated or coordinated pre-trial proceedings. Other private civil lawsuits have been filed against (depending on the lawsuit) IFG, AIM, ADI, certain related entities, certain of their current and former officers and/or certain of the AIM Funds and their trustees alleging the improper use of fair value pricing, excessive advisory and/or distribution fees, improper charging of distribution fees on limited offering Funds or share classes and improper mutual fund sales practices and directed-brokerage arrangements and participation in class action settlements.


     Additional civil lawsuits related to the above or other issues may be filed by private litigants or by regulators against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

     You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the Fund's Statement of Additional Information and on AIM's Internet website under the heading "Settled Enforcement Actions and Investigations Related to Market Timing, Regulatory Inquiries and Pending Litigation" (http://www.aiminvestments.com/regulatory).
     As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.
Portfolio Manager(s)

     John S. Segner, Senior Portfolio Manager, is primarily responsible for the day-to-day management of the Fund's portfolio. He has been responsible for the Fund since 2003 and has been associated with the Advisor and/or its affiliates since 1997.




     More information on the portfolio manager may be found on the Advisor's website (http://www.aiminvestments.com). The website is not a part of this prospectus.

     The Fund's Statement of Additional Information provides additional information about the portfolio manager's investments in the Fund, a description of his compensation structure, and information regarding other accounts he manages.
Purchase And Redemption Of Shares
     The Fund ordinarily effects orders to purchase and redeem shares at the Fund's next computed net asset value after it receives an order. Insurance companies participating in the Fund serve as the Fund's designee for receiving orders of separate accounts that invest in the Fund. The Fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the NYSE restricts or suspends trading.

     Although the Fund generally intends to pay redemption proceeds solely in cash, the Fund reserves the right to determine, in its sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).


     Shares of the Fund are offered in connection with mixed and shared funding, i.e., to separate accounts of affiliated and unaffiliated insurance companies funding variable products. The Fund currently offers shares only to insurance company separate accounts. In the future, the Fund may offer them to pension and retirement plans that qualify for special federal income tax treatment. The Fund and AIM have applied for regulatory relief to enable the Fund's shares to be sold to and held by one or more Fund of Funds (open-end management investment companies or series thereof that offer their shares exclusively to insurance companies, their separate accounts and/or qualified plans). The Fund plans to offer its shares to Fund of Funds following receipt of the requested regulatory relief. Due to differences in tax treatment and other considerations, the interests of Fund shareholders, including variable product owners and plan participants investing in the Fund (whether directly or indirectly through Fund of Funds), may conflict.


     Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one insurance company separate account investing directly or indirectly in a Fund could cause variable products funded through another insurance company separate account to lose their tax-deferred status, unless remedial actions were taken. The Board of Trustees (the Board) of the Fund will monitor for the existence of any material conflicts and determine what action, if any, should be taken. A Fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account (or plan) withdrawing because of a conflict.

Excessive Short-Term Trading Activity Disclosures

     The Fund's investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the Fund's shares (i.e., purchases of Fund shares followed shortly thereafter by redemptions of such shares, or vice versa) may hurt the long-term performance of the Fund by requiring it to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of the Fund by causing it to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of Fund shares held by long-term investors may be diluted.

     The Board has adopted policies and procedures designed to discourage excessive short-term trading of Fund shares. The Fund may alter its policies and procedures at any time without giving prior notice to Fund shareholders, if the advisor believes the change would be in the best interests of long-term investors.

     Pursuant to the Fund's policies and procedures, AIM and its affiliates (collectively the AIM Affiliates) currently use the following tools designed to discourage excessive short-term trading in the Fund:

       (1)trade activity monitoring; and
       (2)the use of fair value pricing consistent with procedures approved by the Board.
     Each of these tools is described in more detail below.
     In addition, restrictions designed to discourage or curtail excessive short-term trading activity may be imposed by the insurance companies and/or their separate accounts that invest in the Fund on behalf of variable product owners. Variable product owners should refer to the applicable contract and related prospectus for more details.
     TRADE ACTIVITY MONITORING
     To detect excessive short-term trading activities, the AIM Affiliates will monitor, on a daily basis, selected aggregate purchase, or redemption trade orders placed by insurance companies and/or their separate accounts. The AIM Affiliates will seek to work with insurance companies to discourage variable product owners from engaging in abusive trading practices. However, the ability of the AIM Affiliates to monitor trades that are placed by variable product owners is severely if not completely limited due to the fact that the insurance companies trade with the Fund through omnibus accounts, and maintain the exclusive relationship with, and are responsible for maintaining the account records of, their variable product owners. There may also be legal and technological limitations on the ability of insurance companies to impose restrictions on the trading practices of their variable product owners. As a result, there can be no guarantee that the AIM Affiliates will be able to detect or deter market timing by variable product owners.

     If, as a result of this monitoring, the AIM Affiliates believe that a variable product owner has engaged in excessive short-term trading (regardless of whether or not the insurance company's own trading restrictions are exceeded), the AIM Affiliates will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the insurance company to take action to stop such activities, or (ii) refusing to process future purchases related to such activities in the insurance company's account with the Fund. AIM Affiliates will use reasonable efforts to apply the fund's policies uniformly given the potential limitations described above.

     FAIR VALUE PRICING
     Securities owned by the Fund are to be valued at current market value if market quotations are readily available. All other securities and assets of the Fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of the Fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.
     See "Pricing of Shares -- Determination of Net Asset Value" for more information.
     RISKS
     There is the risk that the Funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive short-term trading. Although these policies and procedures, including the tools described above, are designed to discourage excessive short-term trading, they do not eliminate the possibility that excessive short-term trading activity in the Fund will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with the best interests of long-term investors. However, there can be no assurance that the AIM Affiliates will be able to gain access to any or all of the information necessary to detect or prevent excessive short-term trading by a variable product owner. While the AIM Affiliates and the Fund may seek to take actions with the assistance of the insurance companies that invest in the Fund, there is the risk that neither the AIM Affiliates nor the Fund will be successful in their efforts to minimize or eliminate such activity.
Pricing of Shares
     DETERMINATION OF NET ASSET VALUE
     The price of the Fund's shares is the Fund's net asset value per share. The Fund values portfolio securities for which market quotations are readily available at market value. The Fund values all other securities and assets for which market quotations are not readily available at their fair value in good faith using procedures approved by the Board of the Fund. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

     Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the Fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Advisor determines that the closing price of the security is unreliable, the Advisor will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.
     Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual Funds to calculate their net asset values.
     The Advisor may use indications of fair value from pricing services approved by the Board. In other circumstances, the Advisor valuation committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, the Advisor routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board. Specific types of securities are valued as follows:
     Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, the Advisor will value the security at fair value in good faith using procedures approved by the Board.
     Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If an issuer specific event has occurred that the Advisor determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. The Advisor also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where the Advisor believes, at the approved degree of certainty, that the price is not reflective of current market value, the Advisor will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.
     Fund securities primarily traded on foreign markets may trade on days that are not business days of the Fund. Because the net asset value of Fund shares is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the Fund.
     Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service is unreliable, the Advisor the valuation committee may fair value the security using procedures approved by the Board.
     Short-term Securities: The Fund's short-term investments are valued at amortized cost when the security has 60 days or less to maturity.
     Futures and Options: Futures and options are valued on the basis of market quotations, if available.
     Open-end Funds: To the extent the Fund invests in other open-end Funds, the investing Fund will calculate its net asset value using the net asset value of the underlying Fund in which it invests.
     The Fund discloses portfolio holdings at different times and with different lag times to insurance companies issuing variable products that invest in the Fund, and in annual, semi-annual and quarterly shareholder reports. Refer to such reports to determine the types of securities in which a Fund has invested. You may also refer to the Statement of Additional Information to determine what types of securities in which the Fund may invest. You may obtain copies of these reports or of the Statement of Additional Information from the insurance company that issued your variable product, or from the advisor as described on the back cover of this prospectus.
     The Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or earlier NYSE closing time that day.
[LOGO]Taxes
     The amount, timing and character of distributions to the separate account may be affected by special tax rules applicable to certain investments purchased by the Fund. Variable product owners should refer to the prospectus for their variable products for information regarding the tax consequences of owning such variable products and should consult their tax advisors before investing.
[LOGO]Dividends And Distributions
     DIVIDENDS
     The Fund generally declares and pays dividends, if any, annually to separate accounts of insurance companies issuing the variable products.
     The Fund expects that its distributions will consist primarily of capital gains.
     CAPITAL GAINS DISTRIBUTIONS
     The Fund generally distributes long-term and short-term capital gains, if any, annually to separate accounts of insurance companies issuing the variable products.
     At the election of insurance companies issuing the variable products dividends and distributions are automatically reinvested at net asset value in shares of the Fund.
Voting Rights
     Since the shares of the Fund are owned by your insurance company and not by you directly, you will not vote shares of the Fund. Your insurance company will vote the shares that it holds as required by state and federal law. Your contract prospectus contains more information on your rights to instruct your insurance company how to vote Fund shares held in connection with your contract.
Share Classes
     The Fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan", which is described in this prospectus. This prospectus relates to the Series I shares.
Distribution Plan
     The Fund has adopted a distribution or "Rule 12b-1" plan for its Series II shares. The plan allows the Fund to pay distribution fees to life insurance companies and others to promote the sale and distribution of Series II shares. The plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Fund). Because the Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of charges.
Payments To Insurance Companies

     The insurance company that issued your variable product, or one of its affiliates may receive all the Rule 12b-1 distribution fees discussed above. In addition to those payments, ADI, the distributor of the Fund, or one or more of its corporate affiliates, may make additional cash revenue sharing payments to the insurance company or an affiliate in connection with promotion of the Fund and certain other marketing support services. ADI makes these payments from its own resources.


     ADI makes revenue sharing payments as incentives to certain insurance companies to promote the sale and retention of shares of the Fund. The benefits ADI receives when it makes these payments may include, among other things, adding the Fund to the list of underlying investment options in the insurance companies' variable products, and access (in some cases on a preferential basis over other competitors) to individual members of the insurance companies' sales force or to the insurance companies' management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the insurance company for including the Fund in its variable products (on its "sales shelf"). ADI compensates insurance compa-nies differently depending typically on the level and/or type of considerations provided by the insurance company. The revenue sharing payments ADI makes may be calculated on sales of shares of the Fund (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold to the insurance company during the particular period. Such payments also may be calculated on the average daily net assets of the Fund attributable to that particular insurance company (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make sales of shares of the Fund and Asset-Based Payments primarily create incentives to retain assets of the Fund in insurance company separate accounts.


     ADI is motivated to make the payments described above in order to promote the sale of Fund shares and the retention of those investments by clients of insurance companies. To the extent insurance companies sell more shares of the Fund or retain shares of the Fund in their variable product owners' accounts, ADI benefits from the incremental management and other fees paid to ADI by the Fund with respect to those assets.


     In addition to the payments listed above, the Advisor may also reimburse insurance companies for certain administrative services provided to variable product owners. Under a Master Administrative Services Agreement, between the Fund and the Advisor, the Advisor is entitled to receive from the Fund reimbursement of its costs or such reasonable compensation as may be approved by the Board of the Fund. Under this arrangement, the Advisor provides, or assures that insurance companies issuing variable products will provide, certain variable product owner-related services. These services, include, but are not limited to, facilitation of variable product owners' purchase and redemption requests; distribution to existing variable product owners of copies of Fund prospectuses, proxy materials, periodic Fund reports, and other materials; maintenance of variable product owners' records; and fund services and communications. Currently, these administrative service payments made by the Fund to the Advisor are subject to an annual limit of 0.25% of the average net assets invested in the Fund by each insurance company. Any amounts paid by the Advisor to an insurance company in excess of 0.25% of the average net assets invested in the Fund are paid by the Advisor out of its own financial resources, and not out of the Fund's assets.

     You can find further details in the Statement of Additional Information about these payments and the services provided by insurance companies. In certain cases these payments could be significant to the insurance company. Your insurance company may charge you additional fees or commissions, on your variable product other than those disclosed in this prospectus. You can ask your insurance company about any payments it receives from AIM, ADI, or the Fund, as well as about fees and/or commissions it charges.

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Fund's Series II shares. Certain information reflects the financial results for a single Series II Fund share. The total returns in the table represent the annual percentages that an investor would have earned (or lost) on an investment in a share of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent registered public accountants, whose report, along with the financial statements, is included in the Fund's Annual Report. This Report is available without charge by contacting ADI at the address or telephone number on the back cover of this Prospectus. For a discussion of how investments in IPOs affected the Fund's performance, see the "Performance Information" section of this prospectus.




                                                             April 30, 2004
                                                               (Date sales
                                                              commenced) to
                                                            December 31, 2004
                                                            -----------------
  Net asset value, beginning of period                           $12.63
  ---------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                          0.26/(a)/
  ---------------------------------------------------------------------------
    Net gains on securities (both realized and unrealized)         2.68
  ---------------------------------------------------------------------------
      Total from investment operations                             2.94
  ---------------------------------------------------------------------------
  Net asset value, end of period                                 $15.57
  ---------------------------------------------------------------------------
  Total return/(b)/                                               23.28%
  ---------------------------------------------------------------------------
  Ratios/supplemental data:
  Net assets, end of period (000s omitted)                       $  602
  ---------------------------------------------------------------------------
  Ratio of expenses to average net assets                          1.28%/(c)/
  ---------------------------------------------------------------------------
  Ratio of net investment income to average net assets             2.82%/(c)/
  ---------------------------------------------------------------------------
  Portfolio turnover rate/(d)/                                       52%
  ---------------------------------------------------------------------------


/(a)/Calculated using average shares outstanding.


/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce the total returns.


/(c)/Ratios are annualized and based on average daily net assets of $504,858.


/(d)/Not annualized for periods less than one year.

                       Obtaining Additional Information
--------------------------------------------------------------------------------
More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the Fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the Fund's investments. The Fund's annual report also discusses the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. Beginning with the fiscal periods ending after July 9, 2004, the Fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you wish to obtain free copies of the Fund's current SAI, or annual or semiannual reports, please contact the insurance company that issued your variable products, or you may contact us by mail at A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173 or

                          By Telephone: (800) 410-4246

Because you cannot purchase shares of the Fund directly, these documents have not been made available on our website
The Fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable products that invest in the Fund.
You can also review and obtain copies of the Fund's SAI, financial reports, the Fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Room, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.
  AIM V.I. Utilities Fund Series II
  SEC 1940 Act file number: 811-7452

                     [LOGO] Your goals
                      Our solutions/R/
                                   AIM
AIMinvestments.com      Investments/R/

                       STATEMENT OF ADDITIONAL INFORMATION

                          AIM VARIABLE INSURANCE FUNDS

                            AIM V.I. Core Stock Fund
                             AIM V.I. Dynamics Fund
                        AIM V.I. Financial Services Fund
                         AIM V.I. Health Sciences Fund*
                              AIM V.I. Leisure Fund
                       AIM V.I. Small Company Growth Fund
                            AIM V.I. Technology Fund
                           AIM V.I. Total Return Fund
                             AIM V.I. Utilities Fund
                                 Series I shares
                                Series II shares

Address:                                                  Mailing Address:
11 Greenway Plaza, Suite 100,                             P.O. Box 4739,
Houston, TX 77046                                         Houston, TX 77210-4739

                                   Telephone:
                       In continental U.S., 1-800-410-4246

                                 April 29, 2005

Prospectuses for Series I and Series II shares for each of the following Funds:
AIM V.I. Core Stock Fund, AIM V.I. Dynamics Fund, AIM V.I. Financial Services Fund, AIM V.I. Health Sciences Fund, AIM V.I. Leisure Fund, AIM V.I. Small Company Growth Fund, AIM V.I. Technology Fund, AIM V.I. Total Return Fund and AIM V.I. Utilities Fund (each a "Fund", collectively, the "Funds"), dated April 29, 2005, provide the basic information you should know before investing in a Fund. This Statement of Additional Information ("SAI") is incorporated by reference into the Funds' Prospectuses; in other words, this SAI is legally part of the Funds' Prospectuses. Although this SAI is not a prospectus, it contains information in addition to that set forth in the Prospectuses. It is intended to provide additional information regarding the activities and operations of the Funds and should be read in conjunction with the Prospectuses.

* The Board of Trustees of AIM Variable Insurance Funds, on behalf of AIM V.I. Health Sciences Fund has approved changing the Fund's name to "AIM V.I. Global Health Care Fund," effective July 1, 2005.

You may obtain, without charge, the current Prospectuses, SAI, annual report, and semiannual report of the Funds by writing to A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173, or by calling 1-800-410-4246.

                                TABLE OF CONTENTS

The Trust.................................................................... 1

Shares of Beneficial Interest................................................ 1

Investments, Policies and Risks.............................................. 6

Investment Restrictions..................................................... 23

Trustees and Officers of the Trust.......................................... 25

Control Persons and Principal Holders of Securities......................... 34

Management of the Funds..................................................... 34

Other Service Providers..................................................... 41

Brokerage Allocation and Other Practices.................................... 42

Purchase and Redemption of Shares........................................... 48

Dividends, Distributions and Tax Matters.................................... 50

Distribution of Securities.................................................. 52

Calculation of Performance Data............................................. 54

Settled Enforcement Actions and Investigations Related To Market Timing......57

Regulatory Inquiries and Pending Litigation................................. 58

APPENDICES:

RATING OF DEBT SECURITIES...................................................A-1

PORTFOLIO MANAGERS..........................................................B-1

TRUSTEES AND OFFICERS.......................................................C-1

TRUSTEE COMPENSATION TABLE..................................................D-1

PROXY POLICIES AND PROCEDURES...............................................E-1

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.........................F-1

AMOUNTS PAID TO A I M DISTRIBUTORS, INC. PURSUANT TO DISTRIBUTION PLAN......G-1

ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLAN................H-1

PENDING LITIGATION..........................................................I-1

FINANCIAL STATEMENTS........................................................ FS

                                    THE TRUST

         AIM Variable Insurance Funds (the "Trust") is a Delaware statutory trust which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust currently consists of twenty-eight separate portfolios: AIM V.I. Aggressive Growth Fund, AIM V.I. Balanced Fund, AIM V.I. Basic Value Fund, AIM V.I. Blue Chip Fund, AIM V.I. Capital Appreciation Fund, AIM V.I. Capital Development Fund, AIM V.I. Core Equity Fund, AIM V.I. Dent Demographic Trends Fund, AIM V.I. Diversified Income Fund, AIM V.I. Government Securities Fund, AIM V.I. Growth Fund, AIM V.I. High Yield Fund, AIM V.I. International Growth Fund, AIM V.I. Large Cap Growth Fund, AIM V.I. Mid Cap Core Equity Fund, AIM V.I. Money Market Fund, AIM V.I. Premier Equity Fund, AIM V.I. Real Estate Fund (formerly known as INVESCO VIF - Real Estate Opportunity Fund), AIM V.I. Small Cap Equity Fund (collectively, the "AIM V.I. Funds"), and AIM V.I. Core Stock Fund (formerly known as INVESCO VIF - Core Equity Fund), AIM V.I. Dynamics Fund (formerly known as INVESCO VIF - Dynamics Fund), AIM V.I. Financial Services Fund (formerly known as INVESCO VIF - Financial Services Fund), AIM V.I. Health Sciences Fund (formerly known as INVESCO VIF - Health Sciences Fund), AIM V.I. Leisure Fund (formerly known as INVESCO VIF - Leisure Fund), AIM V.I. Small Company Growth Fund (formerly known as INVESCO VIF - Small Company Growth Fund), AIM V.I. Technology Fund (formerly known as INVESCO VIF - Technology Fund), AIM V.I. Total Return Fund (formerly known as INVESCO VIF - Total Return Fund) and AIM V.I. Utilities Fund (formerly known as INVESCO VIF - Utilities Fund) (collectively, the "Former INVESCO VIF Funds"). Except as otherwise noted, this Statement of Additional Information relates solely to the Former INVESCO VIF Funds. (A separate Statement of Additional Information relates to the AIM V.I. Funds.) Under the Agreement and Declaration of Trust, dated May 15, 2002, as amended, (the "Trust Agreement"), the Board of Trustees of the Trust (the "Board") is authorized to create new series of shares without the necessity of a vote of shareholders of the Trust.

         The Trust was originally organized on January 22, 1993 as a Maryland corporation. On October 15, 1999, the following Funds acquired all the assets and assumed all the liabilities of the series portfolios of G.T. Global Variable Investment Trust and G.T. Global Variable Investment Series: AIM V.I. Global Growth and Income Fund (which later merged into AIM V.I. Growth Fund on September 18, 2000), AIM V.I. Capital Appreciation Fund, AIM V.I. International Equity Fund, AIM V.I. Diversified Income Fund, AIM V.I. Government Securities Fund and AIM V.I. Money Market Fund. The Trust reorganized as a Delaware business trust on May 1, 2000. All of the Funds, except AIM V.I. Basic Value Fund, AIM V.I. Large Cap Growth Fund, AIM V.I. Mid Cap Core Equity Fund and AIM V.I. Small Cap Equity Fund, were included in the reorganization. All historical financial and other information contained in this Statement of Additional Information for periods prior to May 1, 2000 relating to these Funds (or a class thereof) is that of the predecessor funds (or the corresponding class thereof). AIM V.I. Basic Value Fund and AIM V.I. Mid Cap Core Equity Fund commenced operations as a series of the Trust on September 10, 2001. AIM V.I. Large Cap Growth Fund and AIM V.I. Small Cap Equity Fund commenced operations as series of the Trust on September 1, 2003. AIM V.I. Core Equity Fund was known as AIM V.I. Growth and Income Fund, AIM V.I. International Growth Fund was known as AIM V.I. International Equity Fund, AIM V.I. Mid Cap Core Equity Fund was known as AIM V.I. Mid Cap Equity Fund and AIM V.I. Premier Equity Fund was known as AIM V.I. Value Fund. Prior to April 30, 2004, AIM V.I. Real Estate Fund and the Former INVESCO VIF Funds were portfolios of INVESCO Variable Investment Funds, Inc. ("IVIF"), a Maryland corporation. Pursuant to an agreement and plan of reorganization, AIM V.I. Real Estate Fund and the Former INVESCO VIF Funds became portfolios of the Trust. All historical financial and other information contained in this Statement of Additional Information for periods prior to April 30, 2004 relating to the Former INVESCO VIF Funds (or class thereof) is that of the predecessor funds (or corresponding class thereof).

                          SHARES OF BENEFICIAL INTEREST

Shares of beneficial interest of the Trust are redeemable at their net asset value at the option of the shareholder or at the option of the Trust in certain circumstances.

The Trust allocates moneys and other property it receives from the issue or sale of shares of each of its series of shares, and all income, earnings and profits from such issuance and sales, subject only to the rights of creditors, to the appropriate Fund. These assets constitute the underlying assets of each Fund, are segregated on the Trust's books of account, and are charged with the expenses of such Fund and its respective classes. The Trust allocates any general expenses of the Trust not readily identifiable as belonging to a particular Fund by or under the direction of the Board, primarily on the basis of relative net assets, or other relevant factors.

Each Fund offers Series I and Series II shares. Each share of each Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions out of the income belonging to such Fund as are declared by the Board. Each Fund offers two separate classes of shares: Series I shares and Series II shares. Each such class represents interests in the same portfolio of investments. Differing expenses will result in differing net asset values and dividends and distributions. Upon any liquidation of the Trust, shareholders of each class are entitled to share pro rata in the net assets belonging to the applicable Fund allocable to such class available for distribution after satisfaction of outstanding liabilities of the Fund allocable to such class.

The Trust is not required to hold annual or regular meetings of shareholders. Meetings of shareholders of a Fund or Series will be held from time to time to consider matters requiring a vote of such shareholders in accordance with the requirements of the 1940 Act, state law or the provisions of the Trust Agreement. It is not expected that shareholder meetings will be held annually.

The Trust understands that insurance company separate accounts owning shares of the Funds will vote their shares in accordance with the instructions received from owners of insurance company separate accounts ("Contract Owners"), annuitants and beneficiaries. Fund shares held by a registered separate account as to which no instructions have been received will be voted for or against any proposition, or in abstention, in the same proportion as the shares of that separate account as to which instructions have been received. Fund shares held by a registered separate account that are not attributable to Contracts will also be voted for or against any proposition in the same proportion as the shares for which voting instructions are received by that separate account. If an insurance company determines, however, that it is permitted to vote any such shares of the Funds in its own right, it may elect to do so, subject to the then current interpretation of the 1940 Act and the rules thereunder.

Each share of a Fund has generally the same voting, dividend, liquidation and other rights, however, each class of shares of a Fund is subject to different class-specific expenses. Only shareholders of a specific class may vote on matters relating to that class' distribution plan.

Except as specifically noted above, shareholders of each Fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the shares of a Fund. However, on matters affecting an individual Fund or class of shares, a separate vote of shareholders of that Fund or class is required. Shareholders of a Fund or class are not entitled to vote on any matter which does not affect that Fund or class but that requires a separate vote of another Fund or class. An example of a matter that would be voted on separately by shareholders of each Fund is the approval of the Advisory agreement with A I M Advisors, Inc. ("AIM" or "Advisor"), and an example of a matter that would be voted on separately by shareholders of each class of shares is approval of the distribution plans. When issued, shares of each Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are freely transferable. There are no conversion rights. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect trustees, holders of more than 50% of the shares voting for the election of trustees can elect all of the trustees of the Trust, and the holders of less than 50% of the shares voting for the election of trustees will not be able to elect any trustees.

Under Delaware law, shareholders of a Delaware statutory trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is a remote possibility, however, that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Trust Agreement provides for indemnification out of the property of a Fund for all losses and expenses of any shareholder of such Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a Fund is unable to meet its obligations and the complaining party is not held to be bound by the disclaimer.


The trustees and officers of the Trust will not be liable for any act, omission or obligation of the Trust or any Trustee or officer; however, a trustee or officer is not protected against any liability to the Trust or to the shareholders to which a trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office with the Trust ("Disabling Conduct"). The Trust Agreement provides for indemnification by the Trust of the trustees, the officers and employees or agents of the Trust, provided that such persons have not engaged in Disabling Conduct. The Trust Agreement also authorizes the purchase of liability insurance on behalf of trustees and officers. The Trust's Bylaws provide for the advancement of payments to current and former trustees, officers and employees or agents of the Trust, or anyone serving at their request, in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding, expenses for which such person would be entitled to indemnification; provided that any advancement of payments would be reimbursed if it is ultimately determined that such person is not entitled to indemnification for such expenses.



SHARE CERTIFICATES. Shareholders of the Funds do not have the right to demand or require the Trust to issue share certificates.

POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND HOLDINGS.

         The Board has adopted policies and procedures with respect to the disclosure of the Funds' portfolio holdings (the "Holdings Disclosure Policy"). Non-public holdings information may not be disclosed except in compliance with the Holdings Disclosure Policy.

         General Disclosures

         The Holdings Disclosure Policy permits AIM to publicly release certain portfolio holdings information of the Funds from time to time. The Funds sell their shares to life insurance companies and their separate accounts to fund interests in variable annuity and variable life insurance policies issued by such companies, but not directly to the public. Accordingly, the Policy authorizes AIM to disclose the Funds' portfolio holdings information on a non-selective basis to all insurance companies whose variable annuity and variable life insurance separate accounts invest in the Funds and with which the Funds have entered into participation agreements ("Insurance Companies"). The portfolio holdings information that AIM discloses to Insurance Companies currently includes: (a) month-end top 10 portfolio holdings (available 15 days after month end), (b) calendar quarter-end complete portfolio holdings (available 30 days after calendar quarter end), and (c) fiscal quarter complete portfolio holdings (the Funds' fiscal quarter is currently the same as the calendar quarter)(available 60-70 days after the fiscal quarter end) (collectively, "Fund Portfolio Holdings Information").

         Selective Disclosures

         SELECTIVE DISCLOSURES--GENERAL. The Holdings Disclosure Policy permits AIM to disclose non-public portfolio holdings information on a selective basis only if: (i) such disclosures are for legitimate business purposes of a Fund and in the best interest of such Fund's shareholders, and (ii) in accordance with the approval process provided in the Policy.

The Policy requires AIM to obtain approval from the Executive Committee of A I M Management Group Inc.("AIM Executive Committee") before it may provide selective disclosure of non-public portfolio holdings information. The AIM Executive Committee must determine that the proposed selective disclosure will be made for legitimate business purposes of the applicable Fund and is in the best interest of the applicable Fund's shareholders. The AIM Executive Committee must address any perceived conflicts of interest between shareholders of such Fund and AIM or its affiliates as part of granting its approval. Under the Policy, AIM may not selectively disclose non-public portfolio holdings information until it receives an executed non-disclosure agreement that provides that the recipient of the information will maintain the confidentiality of such information and will not use the information to execute securities trades. The AIM Executive Committee must approve of each party to a non-disclosure agreement. The AIM Executive Committee may delegate its approval responsibilities to the Internal Compliance Controls Committee of AIM Management.

The Policy requires AIM to report to the Funds' board the specific types of situations where it proposes selective disclosure and the situations where providing selective disclosure raises conflicts of interest between Fund shareholders and AIM or its affiliates. Pursuant to the Policy, the Board reviews the types of situations in which AIM proposes to provide selective disclosure of non-public portfolio holdings and must approve of any situations involving perceived conflicts of interest between shareholders of the applicable Fund and AIM or its affiliates.

The Policy also requires AIM to take corrective measures if such non-public portfolio holdings information has been inadvertently disclosed on a selective basis.

AIM will not request, receive or accept any compensation (including compensation in the form of the maintenance of assets in any Fund or other mutual fund or account managed by AIM or one of its affiliates) for the selective disclosure of portfolio holdings information.

         SELECTIVE DISCLOSURE--TO INSURANCE COMPANIES. The Policy permits AIM to disclose Fund Portfolio Holdings Information to Insurance Companies, upon request/on a selective basis, up to 5 days prior to the scheduled release dates of such information to allow the Insurance Companies to post the information on their websites at approximately the same time that AIM posts the same information. The Policy incorporates the Board's determination that selectively disclosing portfolio holdings information to facilitate Insurance Company's dissemination of the information on its website is a legitimate business purpose of the Funds. Insurance Companies that wish to receive such portfolio holdings information in advance must sign a non-disclosure agreement requiring them to maintain the confidentiality of the information until the later of five business days or the scheduled release dates and to refrain from using that information to execute transactions in securities. AIM does not post the portfolio holdings of the Funds to its website. Not all insurance companies that receive Fund portfolio holdings information provide such information on their websites. To obtain information about Fund portfolio holdings, please contact the life insurance company that issued your variable annuity or variable life insurance policy.

         SELECTIVE DISCLOSURE--OF PARTIAL FUND HOLDINGS.

         The Policy also permits the selective disclosure of partial portfolio holdings information of a Fund, without Executive Committee approval as described above, if:

         (i) in the judgment of the applicable Fund's portfolio manager(s), the disclosure of such information is not harmful to the Fund's shareholders,

         (ii) the applicable Fund is not actively trading in the security; and

         (iii) the portfolio manager(s) of the applicable Fund do not have a present intent to trade in the security for the Fund.

         Subject to compliance with the foregoing, from time to time, employees of AIM and its affiliates may express their views orally or in writing on one or more of the Funds' portfolio securities or may state that a Fund has recently purchased or sold one or more securities. The securities subject to these views and statements may be ones that were purchased or sold since a Fund's most recent quarter-end and therefore may not be reflected on the list of the Fund's most recent quarter-end portfolio holdings disclosed on the website. These statements may only be made if such views and statements may be made to various persons, including members of the press, brokers and other financial intermediaries that sell shares of the Funds, shareholders in the applicable Fund, persons considering investing in the applicable Fund or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and other entities for which AIM or its affiliates provides or may provide investment advisory services. The nature and content of the views and statements provided to each of these persons may differ.

         Employees of AIM and its affiliates also may provide oral or written information ("portfolio commentary") about a Fund, including, but not limited to, how the Fund's investments are divided among various sectors, industries, countries, investment styles and capitalization sizes, among stocks, bonds, currencies and cash, security types, bond maturities, bond coupons and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. AIM may also provide oral or written information ("statistical information") about various financial characteristics of a Fund or its underlying portfolio securities including, but not limited to, alpha, beta, R-squared, coefficient of determination, duration, maturity, information ratio, sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover and risk and style characteristics. This portfolio commentary and statistical information about a Fund may be based on the Fund's most recent quarter-end portfolio or on some other interim period such as month-end. The portfolio commentary and statistical information may be provided to various persons, including those described in the preceding paragraph. The nature and content of the information provided to each of these persons may differ.

         Pursuant to the Holdings Disclosure Policy, the Executive Committee (the "Executive Committee") of AIM Management approves the parties to whom disclosure of non-public full portfolio holdings will be made. The Executive Committee must determine that the proposed selective disclosure will be made for legitimate business purposes of the applicable Fund and address any perceived conflicts of interest between shareholders of such Fund and AIM or its affiliates as part of granting its approval. The Executive Committee may delegate its approval responsibilities to the Internal Compliance Controls Committee of AIM Management. Pursuant to the Holdings Disclosure Policy, the Board reviews the types of situations in which AIM provides such selective disclosure and must approve of any situations involving perceived conflicts of interest between shareholders of the applicable Fund and AIM or its affiliates.

         AIM discloses non-public portfolio holdings information to the following persons in connection with the day-to-day operations and management of the Funds:


         o        Attorneys and accountants;



         o        Securities lending agents;



         o        Lenders to the funds;



         o        Rating and rankings agencies;



         o        Persons assisting in the voting of proxies;



         o        Fund custodians;



         o        Fund transfer agent(s) (in the event of a redemption in kind);



         o Pricing services, market makers, or other persons who provide systems or software support in connection with Fund operations (to determine the price of securities held by a Fund);

         o        Financial printers;



         o Brokers identified by a Fund's portfolio management team who provide execution and research services to the team; and



         o Analysts hired to perform research and analysis to the Fund's portfolio management team.


In many cases, AIM will disclose current portfolio holdings on a daily basis to these persons. In these situations, AIM has entered into a Non-disclosure Agreement. AIM will also disclose non-public portfolio holdings information in the event that such disclosure is required by applicable laws, rules or regulations, or by regulatory authorities having jurisdiction over AIM and its affiliates or the Funds.

         AIM may determine, in its sole discretion, not to disclose non-public portfolio holdings or other portfolio information to a person who would otherwise be eligible to receive such information pursuant to the Holdings Disclosure Policy.

         Additionally, when purchasing and selling securities through broker-dealers, requesting bids on securities, obtaining price quotations on securities as well as in connection with litigation involving the Funds' portfolio securities, one or more of the portfolio securities of a Fund may be disclosed. Formal Non-disclosure Agreements are not entered into in connection with these situations; however, the Funds would not continue to conduct business with a person who AIM believed was misusing the disclosed information.

         AIM and its affiliates manage products sponsored by companies other than AIM, including investment companies, offshore funds, and separate accounts. In many cases, these other products are managed in a similar fashion to certain funds advised by AIM (the "AIM Funds") and thus have similar portfolio holdings. The sponsors of these other products managed by AIM and its affiliates may disclose the portfolio holdings of their products at different times than AIM discloses portfolio holdings for the AIM Funds.


                         INVESTMENTS, POLICIES AND RISKS

The principal investments and policies of the Funds are also discussed in the Prospectuses of the Funds. The Funds also may invest in the following securities and engage in the following practices.

ADRS AND EDRS -- American Depositary Receipts, or ADRs, are receipts typically issued by U.S. banks. ADRs are receipts for the shares of foreign corporations that are held by the bank issuing the receipt. An ADR entitles its holder to all dividends and capital gains on the underlying foreign securities, less any fees paid to the bank. Purchasing ADRs gives a Fund the ability to purchase the functional equivalent of foreign securities without going to the foreign securities markets to do so. ADRs are bought and sold in U.S. dollars, not foreign currencies. An ADR that is "sponsored" means that the foreign corporation whose shares are represented by the ADR is actively involved in the issuance of the ADR, and generally provides material information about the corporation to the U.S. market. An "unsponsored" ADR program means that the foreign corporation whose shares are held by the bank is not obligated to disclose material information in the United States, and, therefore, the market value of the ADR may not reflect important facts known only to the foreign company. Since they mirror their underlying foreign securities, ADRs generally have the same risks as investing directly in the underlying foreign securities. European Depositary Receipts, or EDRs, are similar to ADRs, except they are typically issued by European banks or trust companies.

CERTIFICATES OF DEPOSIT IN FOREIGN BANKS AND U.S. BRANCHES OF FOREIGN BANKS -- The Funds may maintain time deposits in and invest in U.S. dollar denominated certificates of deposit ("CDs") issued by foreign banks and U.S. branches of foreign banks. The Funds limit investments in foreign bank obligations to U.S. dollar denominated obligations of foreign banks which have more than $10 billion in assets, have branches or agencies in the U.S., and meet other criteria established by the Board.

Investments in foreign securities involve special considerations. There is generally less publicly available information about foreign issuers since many foreign countries do not have the same disclosure and reporting requirements as are imposed by the U.S. securities laws. Moreover, foreign issuers are generally not bound by uniform accounting and auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Such investments may also entail the risks of possible imposition of dividend withholding or confiscatory taxes, possible currency blockage or transfer restrictions, expropriation, nationalization or other adverse political or economic developments, and the difficulty of enforcing obligations in other countries.

The Funds may also invest in bankers' acceptances, time deposits, and certificates of deposit of U.S. branches of foreign banks and foreign branches of U.S. banks. Investments in instruments of U.S. branches of foreign banks will be made only with branches that are subject to the same regulations as U.S. banks. Investments in instruments issued by a foreign branch of a U.S. bank will be made only if the investment risk associated with such investment is the same as that involving an investment in instruments issued by the U.S. parent, with the U.S. parent unconditionally liable in the event that the foreign branch fails to pay on the investment for any reason.

COMMERCIAL PAPER -- Commercial paper is the term for short-term promissory notes issued by domestic corporations to meet current working capital needs. Commercial paper may be unsecured by the corporation's assets but may be backed by a letter of credit from a bank or other financial institution. The letter of credit enhances the commercial paper's creditworthiness. The issuer is directly responsible for payment but the bank "guarantees" that if the note is not paid at maturity by the issuer, the bank will pay the principal and interest to the buyer. The Funds' investment advisor, AIM and/or INVESCO Institutional (N.A.), Inc. (the "Sub-Advisor"), where applicable, will consider the creditworthiness of the institution issuing the letter of credit, as well as the creditworthiness of the issuer of the commercial paper, when purchasing paper enhanced by a letter of credit. Commercial paper is sold either in an interest-bearing form or on a discounted basis, with maturities not exceeding 270 days.

DEBT SECURITIES -- Debt securities include bonds, notes, and other securities that give the holder the right to receive fixed amounts of principal, interest, or both on a date in the future or on demand. Debt securities also are often referred to as fixed-income securities, even if the rate of interest varies over the life of the security.

Debt securities are generally subject to credit risk and market risk. Credit risk is the risk that the issuer of the security may be unable to meet interest or principal payments or both as they come due. Market risk is the risk that the market value of the security may decline for a variety of reasons, including changes in interest rates. An increase in interest rates tends to reduce the market values of debt securities in which a Fund has invested. A decline in interest rates tends to increase the market values of debt securities in which a Fund has invested.

Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's ("S&P") ratings provide a useful guide to the credit risk of many debt securities. The lower the rating of a debt security, the greater the credit risk the rating service assigns to the security. To compensate investors for accepting that greater risk, lower-rated debt securities tend to offer higher interest rates. Lower rated debt securities are often referred to as "junk bonds." AIM V.I. Small Company Growth Fund may invest up to 5% of its portfolio in such securities. AIM V.I. Core Stock Fund normally invests 5% of its assets in debt securities that are rated investment grade or better at the time of purchase; however, a portion of the Fund may invest in lower-rated debt securities. Increasing the amount of Fund assets invested in unrated or lower-grade straight debt securities may increase the yield produced by a Fund's debt securities but will also increase the credit risk of those securities. A debt security is considered lower-grade if it is rated Ba or less by Moody's or BB or less by S&P at the time of purchase. Lower rated and non-rated debt securities of comparable quality are subject to wider fluctuations in yields and market values than higher-rated debt securities and may be considered speculative. AIM V.I. Dynamics Fund, AIM V.I. Core Stock Fund, AIM V.I. Financial Services Fund, AIM V.I. Health Sciences Fund, AIM V.I. Leisure Fund, AIM V.I. Small Company Growth Fund, AIM V.I. Technology Fund and AIM V.I. Utilities Fund will limit investments to debt securities which the Advisor believes are not highly speculative and which are rated at least CCC by S&P or Caa by Moody's or, if unrated, are judged by the Advisor and/or Sub-Advisor, where applicable, to be of equivalent quality at the time of purchase. AIM V.I. Total Return Fund may invest only in bonds rated BBB or higher by S&P or Baa or higher by Moody's, or, if unrated, are judged by the Advisor to be of equivalent quality at the time of purchase. Debt securities rated lower than B by either S&P or Moody's are usually considered to be speculative. At the time of purchase, the Advisor will limit Fund investments to debt securities which the Advisor believes are not highly speculative and which are rated at least CCC by S&P or Caa by Moody's.

A significant economic downturn or increase in interest rates may cause issuers of debt securities to experience increased financial problems which could adversely affect their ability to pay principal and interest obligations, to meet projected business goals, and to obtain additional financing. These conditions more severely impact issuers of lower-rated debt securities. The market for lower-rated straight debt securities may not be as liquid as the market for higher-rated straight debt securities. Therefore, the Advisor attempts to limit purchases of lower-rated securities to securities having an established secondary market.

Although bonds in the lowest investment grade debt category (those rated BBB by S&P, Baa by Moody's or the equivalent) are regarded as having adequate capability to pay principal and interest, they have speculative characteristics. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher-rated bonds. Lower-rated bonds by Moody's (categories Ba, B, or Caa) are of poorer quality and also have speculative characteristics. Bonds rated Caa may be in default or there may be present elements of danger with respect to principal or interest. Lower-rated bonds by S&P (categories BB, B, or CCC) include those that are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with their terms; BB indicates the lowest degree of speculation and CCC a high degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Bonds having equivalent ratings from other rating services will have characteristics similar to those of the corresponding S&P and Moody's ratings. For a specific description of S&P and Moody's corporate bond rating categories, please refer to Appendix A.

The Funds may invest in zero coupon bonds, step-up bonds, mortgage-backed securities, and asset-backed securities. Zero coupon bonds do not make regular interest payments. Zero coupon bonds are sold at a discount from face value. Principal and accrued discount (representing interest earned but not paid) are paid at maturity in the amount of the face value. Step-up bonds initially make no (or low) cash interest payments but begin paying interest (or a higher rate of interest) at a fixed time after issuance of the bond. The market values of zero coupon and step-up bonds generally fluctuate more in response to changes in interest rates than interest-paying securities of comparable term and quality. A Fund may be required to distribute income recognized on these bonds, even though no cash may be paid to the Fund until the maturity or call date of a bond, in order for the Fund to maintain its qualification as a regulated investment company. These required distributions could reduce the amount of cash available for investment by a Fund. Mortgage-backed securities represent interests in pools of mortgages while asset-backed securities generally represent interests in pools of consumer loans. Both of these are usually set up as pass through securities. Interest and principal payments ultimately depend on payment of the underlying loans, although the securities may be supported, at least in part, by letters of credit or other credit enhancements or, in the case of mortgage-backed securities, guarantees by the U.S. government, its agencies or instrumentalities. The underlying loans are subject to prepayments that may shorten the securities' weighted average lives and may lower their returns.

DOMESTIC BANK OBLIGATIONS -- U.S. banks (including their foreign branches) issue CDs and bankers' acceptances which may be purchased by the Funds if an issuing bank has total assets in excess of $5 billion and the bank otherwise meets the Funds' credit rating requirements. CDs are issued against deposits in a commercial bank for a specified period and rate and are normally negotiable. Eurodollar CDs are certificates issued by a foreign branch (usually London) of a U.S. domestic bank, and, as such, the credit is deemed to be that of the domestic bank. Bankers' acceptances are short-term credit instruments evidencing the promise of the bank (by virtue of the bank's "acceptance") to pay at maturity a draft which has been drawn on it by a customer (the "drawer"). Bankers' acceptances are used to finance the import, export, transfer, or storage of goods and reflect the obligation of both the bank and the drawer to pay the face amount. Both types of securities are subject to the ability of the issuing bank to meet its obligations, and are subject to risks common to all debt securities. In addition, banker's acceptances may be subject to foreign currency risk and certain other risks of investment in foreign securities.

EQUITY SECURITIES -- The Funds may invest in common, preferred, and convertible preferred stocks, and securities whose values are tied to the price of stocks, such as rights, warrants, and convertible debt securities. Common stocks and preferred stocks represent equity ownership in a corporation. Owners of stock, such as the Funds, share in a corporation's earnings through dividends which may be declared by the corporation, although the receipt of dividends is not the principal benefit that the Funds seek when they invest in stocks and similar instruments.

Instead, the Funds seek to invest in stocks that will increase in market value and may be sold for more than a Fund paid to buy them. Market value is based upon constantly changing investor perceptions of what the company is worth compared to other companies. Although dividends are a factor in the changing market value of stocks, many companies do not pay dividends, or pay comparatively small dividends. The principal risk of investing in equity securities is that their market values fluctuate constantly, often due to factors entirely outside the control of the Funds or the company issuing the stock. At any given time, the market value of an equity security may be significantly higher or lower than the amount paid by a Fund to acquire it.

Owners of preferred stocks are entitled to dividends payable from the corporation's earnings, which in some cases may be "cumulative" if prior dividends on the preferred stock have not been paid. Dividends payable on preferred stock have priority over distributions to holders of common stock, and preferred stocks generally have a priority on the distribution of assets in the event of the corporation's liquidation. Preferred stocks may be "participating," which means that they may be entitled to dividends in excess of the stated dividend in certain cases. The holders of a company's debt securities generally are entitled to be paid by the company before it pays anything to its stockholders.

Rights and warrants are securities which entitle the holder to purchase the securities of a company (usually, its common stock) at a specified price during a specified time period. The value of a right or warrant is affected by many of the same factors that determine the prices of common stocks. Rights and warrants may be purchased directly or acquired in connection with a corporate reorganization or exchange offer.

The Funds also may purchase convertible securities including convertible debt obligations and convertible preferred stock. A convertible security entitles the holder to exchange it for a fixed number of shares of common stock (or other equity security), usually at a fixed price within a specified period of time. Until conversion, the owner of convertible securities usually receives the interest paid on a convertible bond or the dividend preference of a preferred stock.

A convertible security has an "investment value" which is a theoretical value determined by the yield it provides in comparison with similar securities without the conversion feature. Investment value changes are based upon prevailing interest rates and other factors. It also has a "conversion value," which is the market value the convertible security would have if it were exchanged for the underlying equity security. Convertible securities may be purchased at varying price levels above or below their investment values or conversion values.

Conversion value is a simple mathematical calculation that fluctuates directly with the price of the underlying security. However, if the conversion value is substantially below the investment value, the market value of the convertible security is governed principally by its investment value. If the conversion value is near or above the investment value, the market value of the convertible security generally will rise above the investment value. In such cases, the market value of the convertible security may be higher than its conversion value, due to the combination of the convertible security's right to interest (or dividend preference) and the possibility of capital appreciation from the conversion feature. However, there is no assurance that any premium above investment value or conversion value will be recovered because prices change and, as a result, the ability to achieve capital appreciation through conversion may be eliminated.

Sector Risk. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may under perform other sectors or the market as a whole. If the portfolio managers allocate more of their respective Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to the economic, business or other developments which generally affect that sector.

EUROBONDS AND YANKEE BONDS -- Bonds issued by foreign branches of U.S. banks and sold in Europe/foreign countries ("Eurobonds"), and bonds issued by a U.S. branch of a foreign bank and sold in the United States ("Yankee bonds"). These bonds are bought and sold in U.S. dollars, but generally carry with them the same risks as investing in foreign securities.

FOREIGN SECURITIES -- Investments in the securities of foreign companies, or companies that have their principal business activities outside the United States, involve certain risks not associated with investments in U.S. companies. Non-U.S. companies generally are not subject to the same uniform accounting, auditing, and financial reporting standards that apply to U.S. companies. Therefore, financial information about foreign companies may be incomplete, or may not be comparable to the information available on U.S. companies. There may also be less publicly available information about a foreign company.

Although the volume of trading in foreign securities markets is growing, securities of many non-U.S. companies may be less liquid and have greater swings in price than securities of comparable U.S. companies. The costs of buying and selling securities on foreign securities exchanges are generally significantly higher than similar costs in the United States. There is generally less government supervision and regulation of exchanges, brokers, and issuers in foreign countries than there is in the United States. Investments in non-U.S. securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, confiscatory taxation, and imposition of withholding taxes on dividends or interest payments. If it becomes necessary, it may be more difficult for a Fund to obtain or to enforce a judgment against a foreign issuer than against a domestic issuer.

Securities traded on foreign markets are usually bought and sold in local currencies, not in U.S. dollars. Therefore, the market value of foreign securities acquired by a Fund can be affected -- favorably or unfavorably -- by changes in currency rates and exchange control regulations. Costs are incurred in converting money from one currency to another. Foreign currency exchange rates are determined by supply and demand on the foreign exchange markets. Foreign exchange markets are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors, all of which are outside the control of each Fund. Generally, the Funds' foreign currency exchange transactions will be conducted on a cash or "spot" basis at the spot rate for purchasing or selling currency in the foreign currency exchange markets.

FUTURES, OPTIONS, AND OTHER FINANCIAL INSTRUMENTS

GENERAL. The Advisor and/or Sub-Advisor, where applicable, may use various types of financial instruments, some of which are derivatives, to attempt to manage the risk of a Fund's investments or, in certain circumstances, for investment (e.g., as a substitute for investing in securities). These financial instruments include options, futures contracts (sometimes referred to as "futures"), forward contracts, swaps, caps, floors, and collars (collectively, "Financial Instruments"). The policies in this section do not apply to other types of instruments sometimes referred to as derivatives, such as indexed securities, mortgage-backed and other asset-backed securities, and stripped interest and principal of debt.

Hedging strategies can be broadly categorized as "short" hedges and "long" or "anticipatory" hedges. A short hedge involves the use of a Financial Instrument in order to partially or fully offset potential variations in the value of one or more investments held in a Fund's portfolio. A long or anticipatory hedge involves the use of a Financial Instrument in order to partially or fully offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. In an anticipatory hedge transaction, the Fund does not already own a corresponding security. Rather, the hedge relates to a security or type of security that the Fund intends to acquire. If the Fund does not eliminate the hedge by purchasing the security as anticipated, the effect on the Fund's portfolio is the same as if a long position were entered into. Financial Instruments may also be used, in certain circumstances, for investment (e.g., as a substitute for investing in securities).

Financial Instruments on individual securities generally are used to attempt to hedge against price movements in one or more particular securities positions that a Fund already owns or intends to acquire. Financial Instruments on indexes, in contrast, generally are used to attempt to hedge all or a portion of a portfolio against price movements of the securities within a market sector in which the Fund has invested or expects to invest.

The use of Financial Instruments is subject to applicable regulations of the Securities and Exchange Commission ("SEC"), the several exchanges upon which they are traded, and the Commodity Futures Trading Commission ("CFTC"). In addition, the Funds' ability to use Financial Instruments will be limited by tax considerations. See "Dividends, Distributions and Tax Matters."

In addition to the instruments and strategies described below, the Advisor and/or Sub-Advisor, where applicable, may use other similar or related techniques to the extent that they are consistent with a Fund's investment objective and permitted by its investment limitations and applicable regulatory authorities. The Funds' Prospectuses or SAI will be supplemented to the extent that new products or techniques become employed involving materially different risks than those described below or in the Prospectuses.

Special Risks. Financial Instruments and their use involve special considerations and risks, certain of which are described below.

(1) Financial Instruments may increase the volatility of a Fund. If the Advisor and/or Sub-Advisor, where applicable, employs a Financial Instrument that correlates imperfectly with a Fund's investments, a loss could result, regardless of whether or not the intent was to manage risk. In addition, these techniques could result in a loss if there is not a liquid market to close out a position that a Fund has entered.

(2) There might be imperfect correlation between price movements of a Financial Instrument and price movement of the investment(s) being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment(s), the hedge would not be fully successful. This might be caused by certain kinds of trading activity that distorts the normal price relationship between the security being hedged and the Financial Instrument. Similarly, the effectiveness of hedges using Financial Instruments on indexes will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

The Funds are authorized to use options and futures contracts related to securities with issuers, maturities or other characteristics different from the securities in which it typically invests. This involves a risk that the options or futures position will not track the performance of a Fund's portfolio investments.

The direction of options and futures price movements can also diverge from the direction of the movements of the prices of their underlying instruments, even if the underlying instruments match a Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may take positions in options and futures contracts with a greater or lesser face value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases.

(3) If successful, the above-discussed hedging strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements of portfolio securities. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if a Fund entered into a short hedge because the Advisor and/or Sub-Advisor, where applicable, projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase would likely be wholly or partially offset by a decline in the value of the short position in the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss.

(4) A Fund's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the degree of liquidity of the market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the "counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to a Fund.

(5) As described below, the Funds are required to maintain assets as "cover," maintain segregated accounts or make margin payments when they take positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If a Fund is unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or segregated accounts or make such payments until the position expired. These requirements might impair a Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

Cover. Positions in Financial Instruments, other than purchased options, expose the Funds to an obligation to another party. A Fund will not enter into any such transaction unless it owns (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its obligations to the extent not covered as provided in (1) above. The Funds will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, designate cash or liquid assets as segregated in the prescribed amount as determined daily.

Assets used as cover or held as segregated cannot be sold while the position in the corresponding Financial Instrument is open unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets to cover or to hold as segregated could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Options. Each Fund may engage in certain strategies involving options to attempt to manage the risk of its investments or, in certain circumstances, for investment (e.g., as a substitute for investing in securities). A call option gives the purchaser the right to buy, and obligates the writer to sell the underlying investment at the agreed-upon exercise price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy the underlying investment at the agreed-upon exercise price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract. See "Options on Indexes" below with regard to cash settlement of option contracts on index values.

The purchase of call options can serve as a hedge against a price rise of the underlier and the purchase of put options can serve as a hedge against a price decline of the underlier. Writing call options can serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and a Fund will be obligated to sell the security or currency at less than its market value.

Writing put options can serve as a limited long or anticipatory hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and a Fund will be obligated to purchase the security or currency at more than its market value.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the price volatility of the underlying investment and general market and interest rate conditions. Options that expire unexercised have no value.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option, which is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option, which is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Risks of Options on Securities. Options embody the possibility of large amounts of exposure, which will result in a Fund's net asset value being more sensitive to changes in the value of the related investment. A Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit from the transaction.

The Funds' ability to establish and close out positions in options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to the option's expiration. If a Fund is not able to enter into an offsetting closing transaction on an option it has written, it will be required to maintain the securities subject to the call or the liquid assets underlying the put until a closing purchase transaction can be entered into or the option expires. However, there can be no assurance that such a market will exist at any particular time.

If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indexes. Puts and calls on indexes are similar to puts and calls on securities or futures contracts except that all settlements are in cash and changes in value depend on changes in the index in question. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, upon exercise of the call, the purchaser will receive from the Fund an amount of cash equal to the positive difference between the closing price of the index and the exercise price of the call times a specified multiple ("multiplier"), which determines the total dollar value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put to deliver to the Fund an amount of cash equal to the positive difference between the exercise price of the put and the closing price of the index times the multiplier. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the positive difference between the exercise price of the put and the closing level of the index times the multiplier.

The risks of purchasing and selling options on indexes may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot fulfill its potential settlement obligations by delivering the underlying securities. A Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, a Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if a Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level. As with other kinds of options, a Fund as the call writer will not learn what it has been assigned until the next business day. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because in that case the writer's obligation is to deliver the underlying security, not to pay its value as of a moment in the past. In contrast, the writer of an index call will be required to pay cash in an amount based on the difference between the closing index value on the exercise date and the exercise price. By the time a Fund learns what it has been assigned, the index may have declined. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure.

If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund nevertheless will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded.

Generally, OTC foreign currency options used by a Fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

Futures Contracts and Options on Futures Contracts. When a Fund purchases or sells a futures contract, it incurs an obligation respectively to take or make delivery of a specified amount of the obligation underlying the contract at a specified time and price. When a Fund writes an option on a futures contract, it becomes obligated to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If a Fund writes a call, on exercise it assumes a short futures position. If it writes a put, on exercise it assumes a long futures position.

The purchase of futures or call options on futures can serve as a long or an anticipatory hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes. Similarly, writing put options on futures contracts can serve as a limited long or anticipatory hedge.

In addition, futures strategies can be used to manage the "duration" (a measure of anticipated sensitivity to changes in interest rates, which is sometimes related to the weighted average maturity of a portfolio) and associated interest rate risk of a Fund's fixed-income portfolio. If the Advisor and/or Sub-Advisor, where applicable, wishes to shorten the duration of a Fund's fixed-income portfolio (i.e., reduce anticipated sensitivity), the Fund may sell an appropriate debt futures contract or a call option thereon, or purchase a put option on that futures contract. If the Advisor and/or Sub-Advisor, where applicable, wishes to lengthen the duration of a Fund's fixed-income portfolio (i.e., increase anticipated sensitivity), the Fund may buy an appropriate debt futures contract or a call option thereon, or sell a put option thereon.

At the inception of a futures contract, a Fund is required to deposit "initial margin" in an amount generally equal to 10% or less of the contract value. Initial margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures or written option position varies, a process known as "marking-to-market." Unlike margin in securities transactions, initial margin on futures contracts and written options on futures contracts does not represent a borrowing on margin, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required to increase the level of initial margin deposits. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities in order to do so at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. However, there can be no assurance that a liquid market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract or an option on a futures contract position due to the absence of a liquid market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to continue to maintain the position being hedged by the futures contract or option or to continue to maintain cash or securities in a segregated account.

To the extent that a Fund enters into futures contracts, options on futures contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case that is not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. This policy does not limit to 5% the percentage of the Fund's assets that are at risk in futures contracts, options on futures contracts and currency options.

Risks of Futures Contracts and Options Thereon. The ordinary spreads at a given time between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Due to the possibility of distortion, a hedge may not be successful. Although stock index futures contracts do not require physical delivery, under extraordinary market conditions, liquidity of such futures contracts also could be reduced. Additionally, the Advisor and/or Sub-Advisor, where applicable, may be incorrect in its expectations as to the extent of various interest rates, currency exchange rates or stock market movements or the time span within which the movements take place.

Index Futures. The risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of a hedge increases as the composition of a Fund's portfolio diverges from the index. The price of the index futures may move proportionately more than or less than the price of the securities being hedged. If the price of the index futures moves proportionately less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective. Assuming the price of the securities being hedged has moved in an unfavorable direction, as anticipated when the hedge was put into place, the Fund would be in a better position than if it had not hedged at all, but not as good as if the price of the index futures moved in full proportion to that of the hedged securities. However, if the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by movement of the price of the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge.

Where index futures are purchased in an anticipatory hedge, it is possible that the market may decline instead. If a Fund then decides not to invest in the securities at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

Foreign Currency Hedging Strategies--Special Considerations. A Fund may use options and futures contracts on foreign currencies, as mentioned previously, and forward currency contracts, as described below, to attempt to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated or, in certain circumstances, for investment (e.g., as a substitute for investing in securities denominated in foreign currency). Currency hedges can protect against price movements in a security that a Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated.

A Fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, a Fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the value of which the Advisor and/or Sub-Advisor, where applicable, believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction may be increased when this strategy is used.

The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, a Fund could be disadvantaged by having to deal in the odd-lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes, and charges associated with such delivery assessed in the issuing country.

Forward Currency Contracts and Foreign Currency Deposits. The Funds may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered. Forward currency contracts are negotiated directly between currency traders (usually large commercial banks) and their customers.

Such transactions may serve as long or anticipatory hedges. For example, a Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward currency contracts may also serve as short hedges. For example, a Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency.

The Funds may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by entering into a forward currency contract to sell another currency expected to perform similarly to the currency in which the Fund's existing investments are denominated. This type of hedge could offer advantages in terms of cost, yield or efficiency, but may not hedge currency exposure as effectively as a simple hedge against U.S. dollars. This type of hedge may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

The Funds may also use forward currency contracts in one currency or a basket of currencies to attempt to hedge against fluctuations in the value of securities denominated in a different currency if the Advisor anticipates that there will be a positive correlation between the two currencies.

The cost to a Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction.

As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to segregate cash or liquid assets.

The precise matching of forward currency contract amounts and the value of the securities, dividends, or interest payments involved generally will not be possible because the value of such securities, dividends, or interest payments, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Forward currency contracts may substantially change a Fund's investment exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as the Advisor or Sub-Advisor anticipates. There is no assurance that the Advisor's and/or Sub-Advisor's, where applicable, use of forward currency contracts will be advantageous to a Fund or that it will hedge at an appropriate time. The Funds may also purchase and sell foreign currency and invest in foreign currency deposits. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged.

Combined Positions. A Fund may purchase and write options or futures in combination with each other, or in combination with futures or forward currency contracts, to manage the risk and return characteristics of its overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs.

Turnover. The Funds' options and futures activities may affect their turnover rates and brokerage commission payments. The exercise of calls or puts written by a Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a Fund may also cause the sale of related investments, increasing turnover. Although such exercise is within the Fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A Fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

Swaps, Caps, Floors, and Collars. The Funds are authorized to enter into swaps, caps, floors, and collars. Swaps involve the exchange by one party with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of a cap or a floor entitles the purchaser, to the extent that a specified index exceeds in the case of a cap, or falls below in the case of a floor, a predetermined value, to receive payments on a notional principal amount from the party selling such instrument. A collar combines elements of buying a cap and selling a floor.

HOLDRS -- Holding Company Depositary Receipts, or HOLDRs, are trust-issued receipts that represent a Fund's beneficial ownership of a specific group of stocks. HOLDRs involve risks similar to the risks of investing in common stock. For example, a Fund's investment will decline in value if the underlying stocks decline in value. Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risk.

ILLIQUID SECURITIES -- Securities which do not trade on stock exchanges or in the over-the-counter market, or have restrictions on when and how they may be sold, are generally considered to be "illiquid." An illiquid security is one that a Fund may have difficulty -- or may even be legally precluded from -- selling at any particular time. A Fund may invest in illiquid securities, including restricted securities and other investments which are not readily marketable. A Fund will not purchase any such security if the purchase would cause the Fund to invest more than 15% of its net assets, measured at the time of purchase, in illiquid securities. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of this restriction.

The principal risk of investing in illiquid securities is that a Fund may be unable to dispose of them at the time desired or at a reasonable price. In addition, in order to resell a restricted security, a Fund might have to bear the expense and incur the delays associated with registering the security with the SEC, and otherwise obtaining listing on a securities exchange or in the over-the-counter market.




INTERFUND BORROWING AND LENDING PROGRAM -- Pursuant to an exemptive order issued by the SEC, a Fund may lend money to, and borrow money for temporary purposes from, other AIM Funds. A Fund will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed.

INVESTMENT COMPANY SECURITIES -- To manage their daily cash positions, the Funds may invest in securities issued by other investment companies, including investment companies advised by the Advisor and its affiliates (pursuant to an exemptive order dated May 12, 1999), that invest in short-term debt securities and seek to maintain a net asset value of $1.00 per share ("money market funds"). The Funds also may invest in Exchange-Traded Funds ("ETFs"). ETFs are investment companies that are registered under the Investment Company Act of 1940 (the "1940 Act") as open-end funds or Unit Investment Trusts ("UITs"). ETFs are based on specific domestic and foreign indices. ETFs shares are sold and redeemed at net asset value only in large blocks. In addition, national securities exchanges list ETF shares for trading, which allows investors to purchase and sell individual ETF shares among themselves at market prices throughout the day. The 1940 Act limits investments in securities of other investment companies. These limitations include, among others, that, subject to certain exceptions, no more than 10% of a Fund's total assets may be invested in securities of other investment companies, no more than 5% of its total assets may be invested in the securities of any one investment company, and a Fund may not own more than 3% of the outstanding shares of any investment company. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

REAL ESTATE INVESTMENT TRUSTS -- To the extent consistent with their investment objectives and policies, the Funds may invest in securities issued by real estate investment trusts ("REITs").

REITs are trusts which sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the Southeastern United States, or both.

To the extent that the Funds have the ability to invest in REITs, a Fund could conceivably own real estate directly as a result of a default on the securities it owns. The Funds, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

In addition to the risks described above, REITs may be affected by any changes in the value of the underlying property in their portfolios. REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by a Fund. By investing in REITs indirectly through a Fund, a shareholder will bear not only his/her proportionate share of the expenses of a Fund, but also, indirectly, similar expenses of the REITs.

REPURCHASE AGREEMENTS -- A Fund may enter into repurchase agreements ("REPOs") on debt securities that the Fund is allowed to hold in its portfolio. This is a way to invest money for short periods. A REPO is an agreement under which the Fund acquires a debt security and then resells it to the seller at an agreed-upon price and date (normally, the next business day). The repurchase price represents an interest rate effective for the short period the debt security is held by the Fund, and is unrelated to the interest rate on the underlying debt security. A repurchase agreement is often considered as a loan collateralized by securities. The collateral securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement. The collateral securities are held by the Fund's custodian bank until the repurchase agreement is completed.

The Funds may enter into repurchase agreements with financial institutions that are creditworthy under standards established by the Advisor. The Advisor and/or Sub-Advisor, where applicable, must use these standards to review the creditworthiness of any financial institution that is a party to a REPO. REPOs maturing in more than seven days are considered illiquid securities. A Fund will not enter into repurchase agreements maturing in more than seven days if as a result more than 15% of the Fund's net assets would be invested in these repurchase agreements and other illiquid securities.

As noted above, the Funds use REPOs as a means of investing cash for short periods of time. Although REPOs are considered to be highly liquid and comparatively low-risk, the use of REPOs does involve some risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss on the sale of the collateral security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and therefore the realization by the Fund on such collateral may automatically be stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

RULE 144A SECURITIES -- A Fund also may invest in securities that can be resold to institutional investors pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"). In recent years, a large institutional market has developed for many Rule 144A Securities. Institutional investors generally cannot sell these securities to the general public but instead will often depend on an efficient institutional market in which Rule 144A Securities can readily be resold to other institutional investors, or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions does not necessarily mean that a Rule 144A Security is illiquid. Institutional markets for Rule 144A Securities may provide both reliable market values for Rule 144A Securities and enable a Fund to sell a Rule 144A investment when appropriate. For this reason, the Board has concluded that if a sufficient institutional trading market exists for a given Rule 144A security, it may be considered "liquid," and not subject to a Fund's limitations on investment in restricted securities. The Board has given the Advisor and/or Sub-Advisor, where applicable, the day-to-day authority to determine the liquidity of Rule 144A Securities, according to guidelines approved by the board. The principal risk of investing in Rule 144A Securities is that there may be an insufficient number of qualified institutional buyers interested in purchasing a Rule 144A Security held by a Fund, and the Fund might be unable to dispose of such security promptly or at reasonable prices.

LENDING PORTFOLIO SECURITIES-- The Fund may lend its portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash, letters of credit, or debt securities issued or guaranteed by the U.S. Government or any of its agencies. The Fund may lend portfolio securities to the extent of one-third of its total assets.

The Fund would continue to receive the income on loaned securities and would, at the same time, earn interest on the loan collateral or on the investment of any cash collateral. A Fund will not have the right to vote securities while they are being lent, but it can call a loan in anticipation of an important vote. Any cash collateral pursuant to these loans would be invested in short-term money market instruments or Affiliated Money Market Funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned increases and the collateral is not increased accordingly or in the event of default by the borrower. The Fund could also experience delays and costs in gaining access to the collateral.

SOVEREIGN DEBT -- In certain emerging countries, the central government and its agencies are the largest debtors to local and foreign banks and others. Sovereign debt involves the risk that the government, as a result of political considerations or cash flow difficulties, may fail to make scheduled payments of interest or principal and may require holders to participate in rescheduling of payments or even to make additional loans. If an emerging country government defaults on its sovereign debt, there is likely to be no legal proceeding under which the debt may be ordered repaid, in whole or in part. The ability or willingness of a foreign sovereign debtor to make payments of principal and interest in a timely manner may be influenced by, among other factors, its cash flow, the magnitude of its foreign reserves, the availability of foreign exchanges on the payment date, the debt service burden to the economy as a whole, the debtor's then current relationship with the International Monetary Fund and its then current political constraints. Some of the emerging countries issuing such instruments have experienced high rates of inflation in recent years and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance government programs, and may have other adverse social, political, and economic consequences, including effects on the willingness of such countries to service their sovereign debt. An emerging country government's willingness and ability to make timely payments on its sovereign debt also are likely to be heavily affected by the country's balance of trade and its access to trade and other international credits. If a country's exports are concentrated in a few commodities, such country would be more significantly exposed to a decline in the international prices of one or more of such commodities. A rise in protectionism on the part of its trading partners, or unwillingness by such partners to make payment for goods in hard currency, could also adversely affect the country's ability to export its products and repay its debts. Sovereign debtors may also be dependent on expected receipts from such agencies and others abroad to reduce principal and interest arrearages on their debt. However, failure by the sovereign debtor or other entity to implement economic reforms negotiated with multilateral agencies or others, to achieve specified levels of economic performance, or to make other debt payments when due, may cause third parties to terminate their commitments to provide funds to the sovereign debtor, which may further impair such debtor's willingness or ability to service its debts.

The Funds may invest in debt securities issued under the "Brady Plan" in connection with restructurings in emerging country debt markets or earlier loans. These securities, often referred to as "Brady Bonds," are, in some cases, denominated in U.S. dollars and collateralized as to principal by U.S. Treasury zero coupon bonds having the same maturity. At least one year's interest payments, on a rolling basis, are collateralized by cash or other investments. Brady Bonds are actively traded on an over-the-counter basis in the secondary market for emerging country debt securities. Brady Bonds are lower-rated bonds and highly volatile.

UNSEASONED ISSUERS -- The Funds may purchase securities in unseasoned issuers. Securities in such issuers may provide opportunities for long term capital growth. Greater risks are associated with investments in securities of unseasoned issuers than in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

U.S. GOVERNMENT SECURITIES -- Each Fund may, from time to time, purchase debt securities issued by the U.S. government. These securities include Treasury bills, notes, and bonds. Treasury bills have a maturity of one year or less, Treasury notes generally have a maturity of one to ten years, and Treasury bonds generally have maturities of more than ten years.

U.S. government debt securities also include securities issued or guaranteed by agencies or instrumentalities of the U.S. government. Some obligations of U.S. government agencies, which are established under the authority of an act of Congress, such as Government National Mortgage Association ("GNMA") Participation Certificates, are supported by the full faith and credit of the U.S. Treasury. GNMA Certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans -- issued by lenders such as mortgage bankers, commercial banks and savings and loan associations -- are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. government. The market value of GNMA Certificates is not guaranteed. GNMA Certificates are different from bonds because principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity, as is the case with a bond. GNMA Certificates are called "pass-through" securities because both interest and principal payments (including prepayments) are passed through to the holder of the GNMA Certificate.


Other U.S. government debt securities, such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury. Others, such as bonds issued by Fannie Mae, a federally chartered private corporation, are supported only by the credit of the corporation. In the case of securities not backed by the full faith and credit of the U.S., a Fund must look principally to the agency issuing or guaranteeing the obligation in the event the agency or instrumentality does not meet its commitments. The U.S. government may choose not to provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case if the issuer were to default, the Funds holding securities of such issuer might not be able to recover their investments from the U.S. Government. A Fund will invest in securities of such instrumentalities only when the Advisor is satisfied that the credit risk with respect to any such instrumentality is comparatively minimal.


WHEN-ISSUED/DELAYED DELIVERY -- The Funds normally buy and sell securities on an ordinary settlement basis. That means that the buy or sell order is sent, and a Fund actually takes delivery or gives up physical possession of the security on the "settlement date," which is three business days later. However, the Funds also may purchase and sell securities on a when-issued or delayed delivery basis.

When-issued or delayed delivery transactions occur when securities are purchased or sold by a Fund and payment and delivery take place at an agreed-upon time in the future. The Funds may engage in this practice in an effort to secure an advantageous price and yield. However, the yield on a comparable security available when delivery actually takes place may vary from the yield on the security at the time the when-issued or delayed delivery transaction was entered into. When a Fund engages in when-issued and delayed delivery transactions, it relies on the seller or buyer to consummate the sale at the future date. If the seller or buyer fails to act as promised, that failure may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. No payment or delivery is made by a Fund until it receives delivery or payment from the other party to the transaction. However, fluctuation in the value of the security from the time of commitment until delivery could adversely affect a Fund.

                             INVESTMENT RESTRICTIONS


The investment restrictions set forth below have been adopted by each respective Fund and, unless identified as non-fundamental policies, may not be changed without the affirmative vote of a majority of the outstanding voting securities of that Fund. As provided in the 1940 Act, a "vote of a majority of the outstanding voting securities of the Fund" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Except with respect to borrowing, changes in values of a particular Fund's assets will not cause a violation of the following investment restrictions so long as percentage restrictions are observed by such Fund at the time it purchases any security.



         1. The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or municipal securities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that: (i) AIM V.I. Financial Services Fund may invest more than 25% of the value of its total assets in one or more industries relating to financial services; (ii) AIM V.I. Health Sciences Fund may invest more than 25% of the value of its total assets in one or more industries relating to health care; (iii) AIM V.I. Leisure Fund may invest more than 25% of the value of its total assets in one or more industries relating to leisure; (iv) AIM V.I. Technology Fund may invest more than 25% of the value of its total assets in the one or more industries relating to technology; and (v) AIM V.I. Utilities Fund may invest more than 25% of the value of its total assets in one or more industries relating to the utilities industry;



         2. The Fund may not with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer;



         3. The Fund may not underwrite securities of other issuers, except insofar as it may be deemed to be an underwriter under the 1933 Act in connection with the disposition of the Fund's portfolio securities;



         4. The Fund may not borrow money, except that the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings);



         5. The Fund may not issue senior securities, except as permitted under the 1940 Act;



         6. The Fund may not lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements;

         7. The Fund may not purchase or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments; or



         8. The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).



         9. The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by the Advisor or an affiliate or a successor thereof, with substantially the same fundamental investment objective, policies and limitations as the Fund.


In addition, each Fund has the following non-fundamental policies, which may be changed without shareholder approval:

         A. The Fund may not sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that
         (i) this policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments, (ii) the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and (iii) the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments.

         B. The Fund may borrow money only from a bank or from an open-end management investment company managed by the Advisor or an affiliate or a successor thereof for temporary or emergency purposes (not for leveraging or investing) or by engaging in reverse repurchase agreements with any party (reverse repurchase agreements will be treated as borrowings for purposes of fundamental limitation (4)).

         C. The Fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

         D. The Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act.

         E. With respect to fundamental limitation (1), domestic and foreign banking will be considered to be different industries.

In addition, with respect to a Fund that may invest in municipal obligations, the following nonfundamental policy applies, which may be changed without shareholder approval:

         Each state (including the District of Columbia and Puerto Rico), territory and possession of the United States, each political subdivision, agency, instrumentality and authority thereof, and each multi-state agency of which a state is a member is a separate "issuer." When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an Industrial Development Bond or Private Activity bond, if that bond is backed only by the assets and revenues of the non-governmental user, then that non-governmental user would be deemed to be the sole issuer. However, if the creating government or another entity guarantees a security, then to the extent that the value of all securities issued or guaranteed by that government or entity and owned by a Fund exceeds 10% of the Fund's total assets, the guarantee would be considered a separate security and would be treated as issued by that government or entity. With respect to a Fund that is not a money market fund, securities issued or guaranteed by a bank or subject to financial guaranty insurance are not subject to the limitations set forth in the preceding sentence.

TEMPORARY DEFENSIVE POSITIONS

When securities markets or economic conditions are unfavorable to unsettled, the Advisor and/or Sub-Advisor, where applicable, might try to protect the assets of the Fund by investing in securities that are highly liquid, such as high-quality money market instruments like short-term U.S. government obligations, commercial paper, or repurchase agreements, even though that is not the normal investment strategy of the Fund. We have the right to invest up to 100% of the Fund's assets in these securities, although we are unlikely to do so.

PORTFOLIO TURNOVER


The portfolio turnover rate for AIM V.I. Core Stock Fund decreased significantly from the fiscal year ended December 31, 2003 to the fiscal year ended December 31, 2004. A new management team (INVESCO NAM) took over October 15, 2003. Turnover increased in 2003 as this new management team transitioned the portfolio to holdings consistent with their investment philosophy and discipline. This transition was completed in the fourth quarter of 2003, so turnover decreased in 2004.



The portfolio turnover rate for the AIM V.I. Dynamics Fund decreased significantly from the fiscal year ended December 31, 2003 to the fiscal year ended December 31, 2004. A new management team led by Paul Rasplicka took over July 16, 2004. Turnover increased in 2004 over 2003 as this new management team transitioned the portfolio to holdings consistent with their investment philosophy and discipline.



The portfolio turnover rate for AIM V.I. Health Sciences Fund increased significantly from the fiscal year ended December 31, 2003 to the fiscal year ended December 31, 2004. This variation can be attributed to the realignment of the Fund's portfolio to fit the investment process of the current management team that assumed management of the Fund in October of 2004.



The portfolio turnover rate for AIM V.I. Small Company Growth Fund increased significantly from the fiscal year ended December 31, 2003 to the fiscal year ended December 31, 2004. This variation can be attributed to the realignment of the Fund's portfolio to fit the investment process of the current management team that assumed management of the Fund in October of 2004.


                       TRUSTEES AND OFFICERS OF THE TRUST

BOARD OF TRUSTEES

The overall management of the business and affairs of the Funds and the Trust is vested in the Board. The Board approves all significant agreements between the Trust, on behalf of the Funds, and persons or companies furnishing services to the Funds. The day-to-day operations of the Funds are delegated to the officers of the Trust and to AIM, subject always to the objective(s), restrictions and policies of the Funds and to the general supervision of the Board. Certain trustees and officers of the Trust are affiliated with AIM and AIM Management, the parent corporation of AIM. All of the Trust's executive officers hold similar offices with some or all of the other AIM Funds.

MANAGEMENT INFORMATION

The trustees and officers of the Trust, their principal occupations during the last five years and certain other information concerning them are set forth in Appendix C.


The standing committees of the Board are the Audit Committee, the Compliance Committee, the Governance Committee, the Investments Committee, the Valuation Committee and the Special Market Timing Litigation Committee.



The current members of the Audit Committee are Bob R. Baker, James T. Bunch, Edward K. Dunn, Jr. (Chair), Lewis F. Pennock, Dr. Larry Soll, Dr. Prema Mathai-Davis and Ruth H. Quigley (Vice Chair). The Audit Committee's primary purposes are to: (i) assist the Board in oversight of the independent auditor's qualifications, independence and performance; (ii) appoint independent auditors for the Funds; (iii) to the extent required by Section 10A(h) and (i) of the Exchange Act, to pre-approve all permissible non-audit services that are provided to Funds by their independent auditors; (iv) pre-approve, in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X, certain non-audit services provided by the Funds' independent auditors to the Funds' investment adviser and certain other affiliated entities; (v) to oversee the financial reporting process for the Funds; (vi) the extent required by Regulation 14A under the Exchange Act, to prepare an audit committee report for inclusion in any proxy statement issued by a Fund; (vii) assist the Board's oversight of the performance of the Funds' internal audit function to the extent an internal audit function exists; (viii) assist the Board's oversight of the integrity of the Funds' financial statements; and (ix) assist the Board's oversight of the Funds' compliance with legal and regulatory requirements. During the fiscal year ended December 31, 2004, the Audit Committee held eight meetings.



The members of the Compliance Committee are Frank S. Bayley, Bruce L. Crockett (Chair), Albert R. Dowden (Vice Chair) and Mr. Dunn. The Compliance Committee is responsible for: (i) recommending to the Board and the independent trustees the appointment, compensation and removal of the Funds' Chief Compliance Officer;
(ii) recommending to the independent trustees the appointment, compensation and removal of the Funds' Senior Officer appointed pursuant to the terms of the Assurances of Discontinuance entered into by the New York Attorney General, AIM and INVESCO Funds Group, Inc. ("IFG"); (iii) recommending to the independent trustees the appointment and removal of AIM's independent Compliance Consultant (the "Compliance Consultant") and reviewing the report prepared by the Compliance Consultant upon its compliance review of AIM (the "Report") and any objections made by AIM with respect to the Report; (iv) reviewing any report prepared by a third party who is not an interested person of AIM, upon the conclusion by such third party of a compliance review of AIM; (v) reviewing all reports on compliance matters from the Funds' Chief Compliance Officer, (vi) reviewing all recommendations made by the Senior Officer regarding AIM's compliance procedures, (vii) reviewing all reports from the Senior Officer of any violations of state and federal securities laws, the Colorado Consumer Protection Act, or breaches of AIM's fiduciary duties to Fund shareholders and of AIM's Code of Ethics; (viii) overseeing all of the compliance policies and procedures of the Funds and their service providers adopted pursuant to Rule 38a-1 of the 1940 Act; (ix) from time to time, reviewing certain matters related to redemption fee waivers and recommending to the Board whether or not to approve such matters; (x) receiving and reviewing quarterly reports on the activities of AIM's Internal Compliance Controls Committee; (xi) reviewing all reports made by AIM's Chief Compliance Officer; (xii) reviewing and recommending to the independent trustees whether to approve procedures to investigate matters brought to the attention of AIM's ombudsman; (xiii) risk management oversight with respect to the Funds and, in connection therewith, receiving and overseeing risk management reports from AMVESCAP PLC that are applicable to the Funds or their service providers; and (xiv) overseeing potential conflicts of interest that are reported to the Compliance Committee by AIM, the Chief Compliance Officer, the Senior Officer and/or the Compliance Consultant. During the fiscal year ended December 31, 2004, the Compliance Committee held two meetings.



The members of the Governance Committee are Messrs. Bayley, Crockett, Dowden (Chair), Jack M. Fields (Vice Chair), and Lewis. The Governance Committee is responsible for: (i) nominating persons who will qualify as independent trustees for (a) election as trustees in connection with meetings of shareholders of the Funds that are called to vote on the election of trustees, (b) appointment by the Board as trustees in connection with filling vacancies that arise in between meetings of shareholders; (ii) reviewing the size of the Board, and recommending to the Board whether the size of the Board shall be increased or decreased; (iii) nominating the Chair of the Board; (iv) monitoring the composition of the Board and each committee of the Board, and monitoring the qualifications of all trustees; (v) recommending persons to serve as members of each committee of the Board (other than the Compliance Committee), as well as persons who shall serve as the chair and vice chair of each such committee; (vi) reviewing and recommending the amount of compensation payable to the independent trustees; (vii) overseeing the selection of independent legal counsel to the independent trustees; (viii) reviewing and approving the compensation paid to independent legal counsel and other advisers, if any, to the Audit Committee of the Board; (ix) reviewing and approving the compensation paid to counsel and other advisers, if any, to the Audit Committee of the Board; and (x) reviewing as they deem appropriate administrative and/or logistical matters pertaining to the operations of the Board.


The Governance Committee will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and (ii) that the Governance Committee or the Board, as applicable, shall make the final determination of persons to be nominated. During the fiscal year ended December 31, 2004, the Governance Committee held seven meetings.

Notice procedures set forth in the Trust's bylaws require that any shareholder of a Fund desiring to nominate a trustee for election at a shareholder meeting must submit to the Trust's Secretary the nomination in writing not later than the close of business on the later of the 90th day prior to such shareholder meeting or the tenth day following the day on which public announcement is made of the shareholder meeting and not earlier than the close of business on the 120th day prior to the shareholder meeting.


The members of the Investments Committee are Messrs. Baker (Vice Chair), Bayley (Chair), Bunch, Crockett, Dowden, Dunn, Fields, Lewis, Pennock and Soll, and Carl Frischling, and Dr. Mathai-Davis (Vice Chair) and Miss Quigley (Vice Chair). The Investments Committee's primary purposes are to: (i) assist the Board in its oversight of the investment management services provided by AIM as well as any sub-advisers; and (ii) review and approve all proposed advisory, sub-advisory and distribution arrangements for the Funds, as well to review and approve the continuance of all such existing arrangements. During the fiscal year ended December 31, 2004, the Investments Committee held eight meetings.



The Investments Committee has established three Sub-Committees. The Sub-Committees are responsible for: (i) reviewing the performance, fees and expenses of the Funds that have been assigned to a particular Sub-Committee (for each Sub-Committee, the "Designated Funds"), unless the Investments Committee takes such action directly; (ii) reviewing with the applicable portfolio managers from time to time the investment objective(s), policies, strategies and limitations of the Designated Funds; (iii) evaluating the investment advisory, sub-advisory and distribution arrangements in effect or proposed for the Designated Funds, unless the Investments Committee takes such action directly;
(iv) being familiar with the registration statements and periodic shareholder reports applicable to their Designated Funds; and (v) such other investment-related matters as the Investments Committee may delegate to the Sub-Committee from time to time.


The members of the Valuation Committee are Messrs. Dunn, Pennock (Chair) and Soll, and Miss Quigley (Vice Chair). The Valuation Committee is responsible for addressing issues requiring action by the Board in the valuation of the Funds' portfolio securities that arise during periods between meetings of the Board. During periods between meetings of the Board, the Valuation Committee: (i) receives the reports of AIM's internal valuation committee requesting pre-approval or approval of any changes to pricing vendors or pricing methodologies as required by AIM's Procedures for Valuing Securities (Pricing Procedures) (the

"Procedures"), and approves changes to pricing vendors and pricing methodologies as provided in the Procedures; (ii) upon request of AIM, assists AIM's internal valuation committee in resolving particular fair valuation issues; and (iii) receives reports on non-standard price changes on private equities. During the fiscal year ended December 31, 2004, the Valuation Committee held one meeting.


 The members of the Special Market Timing Litigation Committee are Messrs. Crockett, Dowden, Dunn and Lewis (Chair). The Special Market Timing Litigation Committee is responsible: (i) for receiving reports from time to time from management, counsel for management, counsel for the Funds and special counsel for the independent trustees, as applicable, related to (a) the civil lawsuits, including purported class action and shareholder derivative suits, that have been filed against the Funds concerning alleged excessive short term trading in shares of the Funds ("market timing") and (b) the civil enforcement actions and investigations related to market timing activity in the Funds that were settled with certain regulators, including without limitation the SEC, the New York Attorney General and the Colorado Attorney General, and for recommending to the independent trustees what actions, if any, should be taken by the Funds in light of all such reports; (ii) for overseeing the investigation(s) on behalf of the independent trustees by special counsel for the independent trustees and the independent trustees' financial expert of market timing activity in the Funds, and for recommending to the independent trustees what actions, if any, should be taken by the Funds in light of the results of such investigation(s); (iii) for
(a) reviewing the methodology developed by AIM's Independent Distribution Consultant (the "Distribution Consultant") for the monies ordered to be paid under the settlement order with the SEC, and making recommendations to the independent trustees as to the acceptability of such methodology and (b) recommending to the independent trustees whether to consent to any firm with which the Distribution Consultant is affiliated entering into any employment, consultant, attorney-client, auditing or other professional relationship with AIM, or any of its present or former affiliates, directors, officers, employees or agents acting in their capacity as such for the period of the Distribution Consultant's engagement and for a period of two years after the engagement; and
(iv) for taking reasonable steps to ensure that any Fund which the Special Market Timing Litigation Committee determines was harmed by improper market timing activity receives what the Special Market Timing Litigation Committee deems to be full restitution. During the fiscal year ended December 31, 2004, the Special Market Timing Litigation Committee held eight meetings.


TRUSTEE OWNERSHIP OF FUND SHARES

The dollar range of equity securities beneficially owned by each trustee (i) in the Trust and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee within the AIM Funds complex is set forth in Appendix C.

FACTORS CONSIDERED IN APPROVING THE INVESTMENT ADVISORY AGREEMENT

         The advisory agreement with AIM (the "Advisory Agreement") was re-approved for each Fund, as applicable, by the Board at an in-person meeting held on June 8, 2004. The Board considered the following factors in evaluating the fairness and reasonableness of each Advisory Agreement. In addition to considering these factors at the in-person meeting held on June 8, 2004, the Board considered certain of these factors as part of the Board's ongoing monitoring of each Fund.

-        The nature and extent of the advisory services to be provided by AIM.
         The Board reviewed the services to be provided by AIM under each Advisory Agreement. Based on such review, the Board concluded that the range of services to be provided by AIM under each Advisory Agreement was appropriate and that AIM currently is providing services in accordance with the terms of each Advisory Agreement.

- The quality of services to be provided by AIM. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to each Fund. In reviewing the qualifications of AIM to provide investment advisory services, the Board reviewed the qualifications of AIM's investment personnel and considered such issues as AIM's portfolio and product review process, AIM's legal and compliance function, AIM's use of technology, AIM's portfolio administration function, the quality of AIM's investment research and AIM's equity and fixed income trading operations. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by AIM was appropriate and that AIM currently is providing satisfactory services in accordance with the terms of the Advisory Agreement.

- The performance of each Fund relative to comparable funds. The Board reviewed the performance of each Fund against the performance of funds advised by other advisors with investment strategies comparable to those of such Fund and concluded that no changes should be made to the Funds and that it was not necessary to change the Funds' portfolio management teams at this time.

- The performance of each Fund relative to indices. The Board reviewed the performance of each Fund against the performance of applicable indices and concluded that no changes should be made to the Funds and that it was not necessary to change the Funds' portfolio management teams at this time.

-        Meetings with each Fund's portfolio managers and investment personnel.
         With respect to each Fund, the Board is meeting periodically with such Fund's portfolio managers and/or other investment personnel and believes that such individuals are competent and able to continue to carry out their responsibilities under the Advisory Agreement.

- Overall performance of AIM. The Board considered the overall performance of AIM in providing investment advisory and portfolio administrative services to each Fund and concluded that such performance was satisfactory.

- Fees relative to those of clients of AIM with comparable investment strategies. The Board reviewed the advisory fee rate for each Fund against (i) the advisory fee rates for other mutual funds, variable insurance funds offered to insurance company separate accounts, offshore funds and/or private accounts advised by AIM with investment strategies comparable to those of such Fund, if any, and (ii) the sub-advisory fee rates for unaffiliated mutual funds sub-advised by AIM with investment strategies comparable to those of such Fund, if any. The Board concluded that the current advisory fee rate of each Fund was fair and reasonable.

- Fees relative to those of comparable funds with other advisors. The Board reviewed the advisory fee rate for each Fund against the advisory fee rates for mutual funds advised by other advisors with investment strategies comparable to those of such Fund. The Board concluded that the current advisory fee rate of each Fund was fair and reasonable.

- Expense limitations and fee waivers. The Board reviewed the fee waivers and/or expense limitations, if any, currently in effect for each Fund and the effect they had on each Fund's expenses. The Board concluded that the current levels of fee waivers and/or expense limitations, if any, for each Fund were fair and reasonable.

- Breakpoints and economies of scale. The Board reviewed the structure of each Fund's advisory fee under the Advisory Agreement and whether it includes any breakpoints. The Board considered whether it would be appropriate to add advisory fee breakpoints for each Fund or whether, due to the nature of such Fund and the advisory fee structures of similar funds, it was reasonable to leave the structure of the advisory fee unchanged. Based on such review, the Board concluded that it was not necessary to change the structure of the advisory fee for any of the Funds to add advisory fee breakpoints.

- Investments in affiliated money market funds. The Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements (collectively, "cash balances") of each Fund may be invested in money market funds advised by AIM pursuant to the terms of an SEC exemptive order. The Board found that each Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that each Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board further determined that the proposed securities lending program and related procedures with respect to each of the lending Funds is in the best interests of each lending Fund and its respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of each lending Fund and its respective shareholders.

- Profitability of AIM and its affiliates. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board considered the overall profitability of AIM, as well as the profitability of AIM in connection with managing each Fund. The Board noted that AIM's operations remain profitable, although increased expenses in recent years have reduced AIM's profitability. Based on the review of the profitability of AIM's and its affiliates' investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by each Fund to AIM under its Advisory Agreement was not excessive.

- Benefits of soft dollars to AIM. The Board considered the benefits realized by AIM as a result of brokerage transactions executed through "soft dollar" arrangements. Under these arrangements, brokerage commissions paid by the Funds and/or other funds advised by AIM are used to pay for research and execution services. This research is used by AIM in making investment decisions for each Fund. Because such research ultimately benefits each Fund, the Board concluded that such arrangements were appropriate.

- AIM's financial soundness in light of each Fund's needs. The Board considered whether AIM is financially sound and has the resources necessary to perform its obligations under each Advisory Agreement, and concluded that AIM has the financial resources necessary to fulfill its obligations under each Advisory Agreement.

- Historical relationship between each Fund and AIM. In determining whether to continue the Advisory Agreement for each Fund, the Board also considered the prior relationship between AIM and each Fund, as well as the Board's knowledge of AIM's operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. The Board also reviewed the general nature of the non-investment advisory services currently performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the trustees also considered the organizational structure employed by AIM and its affiliates to provide those services. Based on the review of these and other factors, the Board concluded that AIM and its affiliates were qualified to continue to provide non-investment advisory services to the Funds, including administrative, transfer agency and distribution services, and that AIM and its affiliates currently are providing satisfactory non-investment advisory services.

- Other factors and current trends. In determining whether to continue the Advisory Agreement for each Fund, the Board considered regulatory and legal actions pending against AIM. The Board also considered the internal compliance reviews being undertaken by AIM and its affiliates, and the additional controls and procedures being implemented by AIM and its affiliates. The Board concluded that these actions indicated a good faith effort on the part of AIM to adhere to the highest ethical standards, and determined that the regulatory and legal actions should not prevent the Board from continuing the Advisory Agreement for each Fund.

         After consideration of all of the above factors, the Board found that with respect to each Fund: (i) the services provided to such Fund and its shareholders were adequate; (ii) such Fund's Advisory Agreement was fair and reasonable under the circumstances; and (iii) the fees payable under such Fund's Advisory Agreement would have been obtained through arm's length negotiations. The Board therefore concluded that each Fund's Advisory Agreement was in the best interests of such Fund and its shareholders and continued each such Advisory Agreement for another year.

FACTORS CONSIDERED IN APPROVING THE SUB-ADVISORY AGREEMENT

         The sub-advisory agreement between AIM and INVESCO Institutional (N.A.), Inc. (the "Sub-Advisor" or "IINA") for AIM V.I. Core Stock Fund and AIM V.I. Total Return Fund (the "Sub-Advisory Agreement") were re-approved for AIM V.I. Core Stock Fund and AIM V.I. Total Return Fund by the Board at an in-person meeting held on June 8, 2004. The Board considered the following factors in evaluating the fairness and reasonableness of the Sub-Advisory Agreement. In addition to considering these factors at the in-person meeting held on June 8, 2004, the Board considered certain of these factors as part of the Board's ongoing monitoring of AIM V.I. Core Stock Fund and AIM V.I. Total Return Fund.

- The nature and extent of the advisory services to be provided by the Sub-Advisor. The Board reviewed the services to be provided by the Sub-Advisor under the Sub-Advisory Agreement. Based on such review, the Board concluded that the range of services to be provided by the Sub-Advisor under the Sub-Advisory Agreement was appropriate and that the Sub-Advisor currently is providing services in accordance with the terms of the Sub-Advisory Agreement.

- The quality of services to be provided by the Sub-Advisor. The Board reviewed the credentials and experience of the officers and employees of the Sub-Advisor who will provide investment advisory services to AIM V.I. Core Stock Fund and AIM V.I. Total Return Fund. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by the Sub-Advisor was appropriate, and that the Sub-Advisor currently is providing satisfactory services in accordance with the terms of the Sub-Advisory Agreement.

- The performance of AIM V.I. Core Stock Fund and AIM V.I. Total Return Fund relative to comparable funds. The Board reviewed the performance of AIM V.I. Core Stock Fund and AIM V.I. Total Return Fund against the performance of funds advised by other advisors with investment strategies comparable to those of AIM V.I. Core Stock Fund and AIM V.I. Total Return Fund and concluded that no changes should be made to AIM V.I. Core Stock Fund and AIM V.I. Total Return Fund and that it was not necessary to change AIM V.I. Core Stock Fund's or AIM V.I. Total Return Fund's portfolio management team at this time.

- The performance of AIM V.I. Core Stock Fund and AIM V.I. Total Return Fund relative to indices. The Board reviewed the performance of AIM V.I. Core Stock Fund and AIM V.I. Total Return Fund against the performance of applicable indices and concluded that no changes should be made to AIM V.I. Core Stock Fund and AIM V.I. Total Return Fund and that it was not necessary to change AIM V.I. Core Stock Fund's or AIM V.I. Total Return Fund's portfolio management team at this time.

- Meetings with AIM V.I. Core Stock Fund and AIM V.I. Total Return Fund portfolio managers and investment personnel. The Board is meeting periodically with such Fund's portfolio managers and/or other investment personnel and believes that such individuals are competent and able to continue to carry out their responsibilities under the Sub-Advisory Agreement.

- Overall performance of the Sub-Advisor. The Board considered the overall performance of the Sub-Advisor in providing investment advisory services to AIM V.I. Core Stock Fund and AIM V.I. Total Return Fund and concluded that such performance was satisfactory.

- Advisory fees, expense limitations and fee waivers and breakpoints and economies of scale. In reviewing these factors, the Board considered only the advisory fees charged to AIM V.I. Core Stock Fund and AIM V.I. Total Return Fund by AIM and did not consider the sub-advisory fees paid by AIM to the Sub-Advisor. The Board believes that this approach is appropriate because the sub-advisory fees have no effect on AIM V.I. Core Stock Fund and AIM V.I. Total Return Fund or its shareholders, as they are paid by AIM rather than AIM V.I. Core Stock Fund and AIM V.I. Total Return Fund. Furthermore, AIM and the Sub-Advisor are affiliates and the Board believes that the allocation of fees between them is a business matter, provided that the advisory fees charged to AIM V.I. Core Stock Fund and AIM V.I. Total Return Fund are fair and reasonable.

- Profitability of AIM and its affiliates. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board considered the overall profitability of AIM, as well as the profitability of AIM in connection with managing each Fund. The Board noted that AIM's operations remain profitable, although increased expenses in recent years have reduced AIM's profitability. Based on the review of the profitability of AIM's and its affiliates' investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by each Fund to AIM under its Advisory Agreement was not excessive.

- Benefits of soft dollars to the Sub-Advisor. The Board considered the benefits realized by the Sub-Advisor as a result of brokerage transactions executed through "soft dollar" arrangements. Under these arrangements, brokerage commissions paid by the Funds and/or other funds sub-advised by the Sub-Advisor are used to pay for research and execution services. This research is used by the Sub-Advisor in making investment decisions for each sub-advised Fund. Because such research ultimately benefits each such Fund, the Board concluded that such arrangements were appropriate.

- Sub-Advisor's financial soundness. The Board considered whether the Sub-Advisor is financially sound and has the resources necessary to perform its obligations under the Sub-Advisory Agreement, and concluded that the Sub-Advisor has the financial resources necessary to fulfill its obligations under the Sub-Advisory Agreement.

         After consideration of all of the above factors, the Board found that with respect to AIM V.I. Core Stock Fund and AIM V.I. Total Return Fund: (i) the services provided to such Fund and its shareholders were adequate; and (ii) such Fund's Sub-Advisory Agreement was fair and reasonable under the circumstances. The Board therefore concluded that such Fund's Sub-Advisory Agreement was in the best interests of such Fund and its shareholders and continued such Sub-Advisory Agreement for another year.

COMPENSATION


Each trustee who is not affiliated with AIM is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a trustee of other AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a trustee, which consists of an annual retainer component and a meeting fee component. The Chair of the Board and Chairs and Vice Chairs of certain committees receive additional compensation for their services.


Information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2004 is found in Appendix D.

RETIREMENT PLAN FOR TRUSTEES

The trustees have adopted a retirement plan for the trustees of the Trust who are not affiliated with AIM. The retirement plan includes a retirement policy as well as retirement benefits for the non-AIM-affiliated trustees.

The retirement policy permits each non-AIM-affiliated trustee to serve until December 31 of the year in which the trustee turns 72. A majority of the trustees may extend from time to time the retirement date of a trustee.


Annual retirement benefits are available to each non-AIM-affiliated trustee of the Trust and/or the other AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a trustee (including service to a predecessor fund) for a Covered Fund. The retirement benefits will equal 75% of the trustee's annual retainer paid or accrued by any Covered Fund to such trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the trustee. Notwithstanding the foregoing, the amount of benefits will exclude any additional compensation paid to the Chair of the Board and the Chairs and Vice Chairs of certain committees, whether such amounts are paid directly to the Trustee or deferred. The annual retirement benefits are payable in quarterly installments for a number of years equal to the lesser of
(i) ten or (ii) the number of such trustee's credited years of service. A death benefit is also available under the plan that provides a surviving spouse with a quarterly installment of 50% of a deceased trustee's retirement benefits for the same length of time that the trustee would have received based on his or her service. A trustee must have attained the age of 65 (55 in the event of death or disability) to receive any retirement benefit.


DEFERRED COMPENSATION AGREEMENTS


Messrs. Crockett, Dunn, Fields, Frischling and Sklar and Drs. Mathai-Davis and Soll (for purposes of this paragraph only, the "Deferring Trustees") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Trust, and such amounts are placed into a deferral account and deemed to be invested in one or more AIM funds selected by the Deferring Trustees. Distributions from the Deferring Trustees' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. The Trust's Board of Trustees, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's retirement benefits commence under the Plan. The Board, in its sole discretion, also may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's termination of service as a director of the Trust. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. With respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Trust and of each other AIM Fund from which they are deferring compensation.


CODES OF ETHICS

AIM, the Trust, AIM Distributors and INVESCO Institutional have each adopted a Code of Ethics governing, as applicable, personal trading activities of all trustees, officers of the Trust, persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Funds or obtain information pertaining to such purchase or sale, and certain other employees. The Codes of Ethics are intended to prohibit conflicts of interest with the Trust that may arise from personal trading, including personal trading in most of the funds within The AIM Family of Funds(R) ("affiliated funds"). Personal trading, including personal trading involving securities that may be purchased or held by the Fund and in affiliated funds, is permitted by persons covered under the relevant

Codes subject to certain restrictions; however those persons are generally required to pre-clear all security transactions with the Compliance Officer or his designee and to report all transactions on a regular basis.

PROXY VOTING POLICIES

The Board of Trustees of the Trust, with respect to all Funds (except AIM V.I. Core Stock Fund and AIM V.I. Total Return Fund), has delegated responsibility for decisions regarding proxy voting for securities held by the Funds to the Funds' Advisor. The Advisor will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed by the Board of Trustees, and which are found in Appendix E.

The Board has delegated responsibility for decisions regarding proxy voting for securities held by AIM V.I. Core Stock Fund and AIM V.I. Total Return Fund to the Funds' Sub-Advisor. The investment Sub-Advisor will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed and approved by the Board, and which are found in Appendix E.

Any material changes to the proxy policies and procedures will be submitted to the Board for approval. The Board will be supplied with a summary quarterly report of each Fund's proxy voting record.

Information regarding how the Funds voted proxies related to its portfolio securities during the 12 months ended December 31, 2004 is available at our Website, http://www.AIMinvestments.com. This information is also available at the SEC Website, http://www.sec.gov.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Information about the ownership of each class of the Funds' shares by beneficial or record owners of the Funds and by trustees and officers as a group is found in Appendix F. A shareholder who owns beneficially 25% or more of the outstanding shares of a Fund is presumed to "control" that Fund.

                             MANAGEMENT OF THE FUNDS

THE INVESTMENT ADVISOR AND SUB-ADVISOR

A I M Advisors, Inc. ("AIM") is the investment advisor for the Funds and INVESCO Institutional (N.A.), Inc. ("INVESCO Institutional) is the sub-advisor for AIM V.I. Core Stock Fund and AIM V.I. Total Return Fund. Prior to April 30, 2004, INVESCO Funds Group, Inc. ("INVESCO") served as the investment advisor. INVESCO Institutional is an affiliate of INVESCO and of AIM.

AIM, located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, was organized in 1976, and along with its subsidiaries, manages or advises over 200 investment portfolios, encompassing a broad range of investment objectives. AIM is a direct wholly owned subsidiary of A I M Management Group Inc. ("AIM Management"), a holding company that has been engaged in the financial services business since 1976.

INVESCO Institutional, located at One Midtown Plaza, 1360 Peachtree Street, N.E., Suite 100, Atlanta, Georgia 30309, is responsible for AIM V.I. Core Stock Fund's and AIM V.I. Total Return Fund's day-to-day management, including each Fund's investment decisions and the execution of securities transactions with respect to the Fund.

AIM and INVESCO and INVESCO Institutional are each an indirect wholly owned subsidiary of AMVESCAP PLC, a publicly traded holding company. Through its subsidiaries, AMVESCAP PLC engages in the business of investment management on an international basis. AMVESCAP PLC is one of the largest independent investment management businesses in the world, with approximately $382 billion in assets under management as of December 31, 2004.


INVESTMENT ADVISORY AGREEMENT

As investment advisor, AIM supervises all aspects of the Funds' operations and provides investment advisory services to the Funds. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Funds. The Advisory Agreement provides that, in fulfilling its responsibilities, AIM may engage the services of other investment managers with respect to the Funds. The investment advisory services of AIM and the investment sub-advisory services of the sub-advisor to the Funds are not exclusive and AIM and sub-advisor are free to render investment advisory services to others, including other investment companies.

AIM is also responsible for furnishing to the Funds, at AIM's expense, the services of persons believed to be competent to perform all supervisory and administrative services required by the Funds, in the judgment of the trustees, to conduct their respective businesses effectively, as well as the offices, equipment and other facilities necessary for their operations. Such functions include the maintenance of the Funds' accounts and records, and the preparation of all requisite corporate documents such as tax returns and reports to the SEC and shareholders.

The Advisory Agreement provides that the Funds will pay or cause to be paid all expenses of the Funds not assumed by AIM, including, without limitation: brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of the Funds in connection with membership in investment company organizations, and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

AIM, at its own expense, furnishes to the Trust office space and facilities. AIM furnishes to the Trust all personnel for managing the affairs of the Trust and its series of shares.

Pursuant to the Advisory Agreement with the Trust, AIM receives a monthly fee from each Fund calculated at the annual rates indicated in the second column below, based on the average daily net assets of each Fund during the year.

         Effective January 1, 2005, the advisor has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by each Fund do not exceed the maximum advisory fee rate set forth in the third column below. The maximum advisory fee rates are effective through the Committed Until Date set forth in the fourth column.

           FUND NAME              ANNUAL RATE/NET ASSETS PER ADVISORY     MAXIMUM ADVISORY FEE RATE AFTER     MAXIMUM ADVISORY FEE
                                               AGREEMENT                          JANUARY 1, 2005             RATES COMMITTED UNTIL
                                                                                                                      DATE

AIM V.I. Core Stock Fund             0.75% of average daily net assets     0.695% of the first $250 million        12/31/2009
                                                                             0.67% of the next $250 million
                                                                            0.645% of the next $500 million
                                                                             0.62% of the next $1.5 billion
                                                                            0.595% of the next $2.5 billion
                                                                             0.57% of the next $2.5 billion
                                                                            0.545% of the next $2.5 billion
                                                                               0.52% of the excess over $10
                                                                                                    billion

           FUND NAME              ANNUAL RATE/NET ASSETS PER ADVISORY     MAXIMUM ADVISORY FEE RATE AFTER     MAXIMUM ADVISORY FEE
                                               AGREEMENT                          JANUARY 1, 2005             RATES COMMITTED UNTIL
                                                                                                                      DATE

AIM V.I. Dynamics Fund               0.75% of average daily net assets     0.745% of the first $250 million        06/30/2006
                                                                             0.73% of the next $250 million
                                                                            0.715% of the next $500 million
                                                                             0.70% of the next $1.5 billion
                                                                            0.685% of the next $2.5 billion
                                                                             0.67% of the next $2.5 billion
                                                                            0.655% of the next $2.5 billion
                                                                               0.64% of the excess over $10
                                                                                                    billion

AIM V.I. Financial Services Fund     0.75% of average daily net assets      0.75% of the first $250 million        06/30/2006
                                                                             0.74% of the next $250 million
                                                                             0.73% of the next $500 million
                                                                             0.72% of the next $1.5 billion
                                                                             0.71% of the next $2.5 billion
                                                                             0.70% of the next $2.5 billion
                                                                             0.69% of the next $2.5 billion
                                                                               0.68% of the excess over $10
                                                                                                    billion

AIM V.I. Health Sciences Fund        0.75% of average daily net assets      0.75% of the first $250 million        06/30/2006
                                                                             0.74% of the next $250 million
                                                                             0.73% of the next $500 million
                                                                             0.72% of the next $1.5 billion
                                                                             0.71% of the next $2.5 billion
                                                                             0.70% of the next $2.5 billion
                                                                             0.69% of the next $2.5 billion
                                                                               0.68% of the excess over $10
                                                                                                    billion

AIM V.I. Leisure Fund                0.75% of average daily net assets      0.75% of the first $250 million        06/30/2006
                                                                             0.74% of the next $250 million
                                                                             0.73% of the next $500 million
                                                                             0.72% of the next $1.5 billion
                                                                             0.71% of the next $2.5 billion
                                                                             0.70% of the next $2.5 billion
                                                                             0.69% of the next $2.5 billion
                                                                               0.68% of the excess over $10
                                                                                                    billion

AIM V.I. Small Company Growth        0.75% of average daily net assets     0.745% of the first $250 million        06/30/2006
Fund                                                                         0.73% of the next $250 million
                                                                            0.715% of the next $500 million
                                                                             0.70% of the next $1.5 billion
                                                                            0.685% of the next $2.5 billion
                                                                             0.67% of the next $2.5 billion
                                                                            0.655% of the next $2.5 billion
                                                                               0.64% of the excess over $10
                                                                                                    billion

AIM V.I. Technology Fund             0.75% of average daily net assets      0.75% of the first $250 million        06/30/2006
                                                                             0.74% of the next $250 million
                                                                             0.73% of the next $500 million
                                                                             0.72% of the next $1.5 billion

           FUND NAME              ANNUAL RATE/NET ASSETS PER ADVISORY     MAXIMUM ADVISORY FEE RATE AFTER     MAXIMUM ADVISORY FEE
                                               AGREEMENT                          JANUARY 1, 2005             RATES COMMITTED UNTIL
                                                                                                                      DATE

                                                                             0.71% of the next $2.5 billion
                                                                             0.70% of the next $2.5 billion
                                                                             0.69% of the next $2.5 billion
                                                                               0.68% of the excess over $10
                                                                                                    billion

AIM V.I. Total Return Fund           0.75% of average daily net assets      0.62% of the first $250 million        06/30/2006
                                                                            0.605% of the next $250 million
                                                                             0.59% of the next $500 million
                                                                            0.575% of the next $1.5 billion
                                                                             0.56% of the next $2.5 billion
                                                                            0.545% of the next $2.5 billion
                                                                             0.53% of the next $2.5 billion
                                                                              0.515% of the excess over $10
                                                                                                    billion

AIM V.I. Utilities Fund              0.60% of average daily net assets    The current advisory fee schedule        06/30/2006
                                                                              is lower than the uniform fee
                                                                              schedule at all asset levels.


Prior to April 30, 2004, INVESCO served as investment advisor to the Funds. During the periods outlined in the table below, the Funds paid AIM (INVESCO prior to April 30, 2004) advisory fees in the dollar amounts shown. If applicable, the advisory fees were offset by credits in the amounts shown below, so that the Funds' fees were not in excess of the expense limitations shown, which have been voluntarily agreed to by the Trust and INVESCO.

For the last three fiscal periods ended December 31, the management fees payable by each Fund, the amounts waived by AIM (INVESCO prior to April 30, 2004) and the net fee paid by each Fund were as follows:



                                                     Management          Management          Net Management
                                                     Fee Payable         Fee Waivers             Fee Paid

AIM V.I. Core Stock Fund
Year Ended December 31, 2004                            $742,919             $1,501                $741,418
Year Ended December 31, 2003                             750,363              1,412                 748,951
Year Ended December 31, 2002                             877,631                 0                  877,631

AIM V.I. Dynamics Fund
Year Ended December 31, 2004                          $1,032,136             $2,585              $1,029,551
Year Ended December 31, 2003                           1,023,701             16,682               1,007,019
Year Ended December 31, 2002                           1,051,264                  0               1,051,264

AIM V.I. Financial Services Fund
Year Ended December 31, 2004                          $1,589,014             $3,538              $1,585,476
Year Ended December 31, 2003                           1,246,039              1,189               1,244,850
Year Ended December 31, 2002                           1,267,644                  0               1,267,644

AIM V.I. Health Sciences Fund
Year Ended December 31, 2004                          $2,740,016             $8,321              $2,731,695
Year Ended December 31, 2003                           2,027,613                102               2,027,511
Year Ended December 31, 2002                           2,156,447                  0               2,156,447

AIM V.I. Leisure Fund
Year Ended December 31, 2004                            $320,330            $22,726                $297,604
Year Ended December 31, 2003                             124,471             62,608                  61,863
Period Ended December 31, 2002(1)                         14,113             46,676                (32,563)

AIM V.I. Small Company Growth Fund
Year Ended December 31, 2004                            $338,067            $34,261                $303,806
Year Ended December 31, 2003                             299,443             18,166                 281,277
Year Ended December 31, 2002                             256,595             12,943                 243,652

AIM V.I. Technology Fund
Year Ended December 31, 2004                          $1,387,379             $2,413              $1,384,966
Year Ended December 31, 2003                           1,027,939              1,660               1,026,279
Year Ended December 31, 2002                           1,191,165                  0               1,191,165

AIM V.I. Total Return Fund
Year Ended December 31, 2004                            $112,671            $87,771                 $24,900
Year Ended December 31, 2003                             113,552             51,446                  62,106
Year Ended December 31, 2002                             154,432             24,634                 129,798

AIM V.I. Utilities Fund
Year Ended December 31, 2004                            $614,369             $3,095                $611,274
Year Ended December 31, 2003                             258,226                263                 257,963
Year Ended December 31, 2002                             155,471              5,254                 150,217


----------

(1) For the period from April 30, 2002, commencement of investment operations, to December 31, 2002.


AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Funds.

AIM has voluntarily agreed to waive a portion of advisory fees payable to each Fund. The amount of the waiver will equal 25% of the advisory fee AIM receives from the Affiliated Money Market Funds as a result of each Fund's investment of uninvested cash in an Affiliated Money Market Fund. Termination of this agreement requires approval by the Board. See "Description of the Funds and Their Investments and Risks - Investment Strategies and Risks - Other Investments - Other Investment Companies."

AIM has contractually agreed through April 30, 2006, to waive fees and/or reimburse expenses (excluding interest, taxes, dividends on short sales, fund merger and reorganization expenses, extraordinary items, including other items designated as such by the Board, and increases in expenses due to expense offset arrangements, if any) for Series I shares of each Fund to the extent necessary to limit the total operating expenses of each series to 1.30%. Such contractual fee waivers or reductions may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund.

AIM has agreed to assume all voluntary and contractual fee waiver and reimbursement arrangements discussed above in the section entitled "The Investment Advisor" and in each Fund's Prospectus.

SECURITIES LENDING ARRANGEMENTS. If a Fund engages in securities lending, AIM will provide the Fund investment advisory services and related administrative services. The Advisory Agreement describes the administrative services to be rendered by AIM if a Fund engages in securities lending activities, as well as the compensation AIM may receive for such administrative services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the agent) in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the Board;
(d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.


AIM's compensation for advisory services rendered in connection with securities lending is included in the advisory fee schedule. As compensation for the related administrative services AIM will provide, the Fund participating in a securities lending program will pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities. AIM currently intends to waive such fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.


THE SUB-ADVISORY AGREEMENT

AIM has entered into a Master Sub-Advisory contract with INVESCO Institutional to provide investment sub-advisory services to AIM V.I. Core Stock Fund and AIM V.I. Total Return Fund.

INVESCO Institutional is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). INVESCO Institutional provides investment supervisory services on both discretionary and non-discretionary bases to pension and profit sharing plans, endowments and educational institutions, investment companies, insurance companies, and individuals and personal holding companies.

AIM and INVESCO Institutional are indirect wholly owned subsidiaries of AMVESCAP (formerly, AMVESCO PLC and INVESCO PLC).

For the services to be rendered by INVESCO Institutional under its Master Sub-Advisory Contract, the Advisor will pay to the Sub-Advisor a fee which will be computed daily and paid as of the last day of each month on the basis of each Fund's daily net asset value, using for each daily calculation the most recently determined net asset value of each Fund. On an annual basis, the sub-advisory fee is equal to 40% of the Advisor's compensation on the sub-advised assets per year.

         PORTFOLIO MANAGERS. Appendix B contains the following information regarding the portfolio managers identified in each Fund's prospectus:


         o        The dollar range of the manager's investments in each Fund.



         o        A description of the manager's compensation structure.



         o Information regarding other accounts managed by the manager and potential conflicts of interest that might arise from the management of multiple accounts.


ADMINISTRATIVE SERVICES AGREEMENT

AIM and the Trust have entered into a Master Administrative Services Agreement ("Administrative Services Agreement") pursuant to which AIM may perform or arrange for the provision of certain accounting and other administrative services to each Fund which are not required to be performed by AIM under the advisory agreement. The Administrative Services Agreement provides that it will remain in effect and continue from year to year only if such continuance is specifically approved at least annually by the Board, including the independent trustees, by votes cast in person at a meeting called for such purpose. Under the Administrative Services Agreement, AIM is entitled to receive from the Funds reimbursement of its costs or such reasonable compensation as may be approved by the Board. Currently, AIM is reimbursed for the services of the Trust's principal financial officer and her staff, and any expenses related to fund accounting services. In addition, AIM provides, or assures that Participating

Insurance Companies will provide, certain services implementing the Trust's funding arrangements with Participating Insurance Companies. These services include: establishment of compliance procedures; negotiation of participation agreements; preparation of prospectuses, financial reports and proxy statements for existing Contract owners; maintenance of master accounts; facilitation of purchases and redemptions requested by Contract owners; distribution to existing Contract owners copies of prospectuses, proxy materials, periodic Fund reports and other materials; maintenance of records; and Contract owner services and communication. The Funds have agreed to reimburse AIM for its costs in reimbursing the Participating Insurance Companies that provide these services, currently subject to an annual limit of 0.25% of the average net assets invested in each Fund by each Participating Insurance Company. Any amounts paid by AIM to a Participating Insurance Company in excess of 0.25% of the average net assets invested in each Fund are paid by AIM out of its own financial resources.

INVESCO served as the Former INVESCO VIF Funds' administrative services agent until April 30, 2004. For the periods outlined in the table below, the Funds paid the following fees to AIM and INVESCO (if applicable, prior to the voluntary absorption of certain Fund expenses by INVESCO).


                                               Administrative
                                                   Services

AIM V.I. CORE STOCK FUND
Year Ended December 31, 2004                        $284,311
Year Ended December 31, 2003                         275,129
Year Ended December 31, 2002                         320,096

AIM V.I. DYNAMICS FUND
Year Ended December 31, 2004                        $381,088
Year Ended December 31, 2003                         371,708
Year Ended December 31, 2002                         381,447

AIM V.I. FINANCIAL SERVICES FUND
Year Ended December 31, 2004                        $577,778
Year Ended December 31, 2003                         450,267
Year Ended December 31, 2002                         457,901

AIM V.I. HEALTH SCIENCES FUND
Year Ended December 31, 2004                        $994,456
Year Ended December 31, 2003                         726,423
Year Ended December 31, 2002                         771,945

AIM V.I. LEISURE FUND
Year Ended December 31, 2004                        $145,439
Year Ended December 31, 2003                          53,980
Period Ended December 31, 2002(1)                     11,653

AIM V.I. SMALL COMPANY GROWTH FUND
Year Ended December 31, 2004                        $146,880
Year Ended December 31, 2003                         115,803
Year Ended December 31, 2002                         100,664

AIM V.I. TECHNOLOGY FUND
Year Ended December 31, 2004                        $500,491
Year Ended December 31, 2003                         373,205
Year Ended December 31, 2002                         430,878



----------
(1) For the period from April 30, 2002, commencement of investment operations, to December 31, 2002.

AIM V.I. TOTAL RETURN FUND
Year Ended December 31, 2004                         $73,369
Year Ended December 31, 2003                          50,122
Year Ended December 31, 2002                          64,566

AIM V.I. UTILITIES FUND
Year Ended December 31, 2004                        $277,440
Year Ended December 31, 2003                         124,050
Year Ended December 31, 2002                          78,666


AIM is entitled to reimbursement by a Fund for any fees waived pursuant to expense limitation commitments between AIM and the Funds if such reimbursement does not cause the Fund to exceed the current expense limitations and the reimbursement is made within three years after AIM incurred the expense.

TRANSFER AGENCY AGREEMENT

AIM Investment Services, Inc. ("AIS" formerly, A I M Fund Services, Inc.), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, a registered transfer agent and wholly owned subsidiary of AIM, acts as transfer and dividend disbursing agent for the Funds. Prior to October 1, 2003, INVESCO served as transfer agent to the Funds.

The Transfer Agency and Service Agreement between the Trust and AIS provides that AIS will perform certain shareholder services for the Funds. The Transfer Agency and Service Agreement provides that AIS will receive a per account fee plus out-of-pocket expenses to process orders for purchases, redemptions and exchanges of shares; prepare and transmit payments for dividends and distributions declared by the Funds; maintain shareholder accounts and provide shareholders with information regarding the Funds and their accounts.


                             OTHER SERVICE PROVIDERS

CUSTODIAN

State Street Bank and Trust Company (the "Custodian"), 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of the Funds.

The Custodian is authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Funds to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories. AIM is responsible for selecting eligible foreign securities depositories and for assessing the risks associated with investing in foreign countries, including the risk of using eligible foreign securities depositories in a country. The Custodian is responsible for monitoring eligible foreign securities depositories.

Under their contract with the Trust, the Custodian maintains the portfolio securities of the Funds, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolios of the Funds and performs other ministerial duties. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets.





INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



The Funds' independent registered public accounting firm for auditing the financial statements of the Funds. The Board has selected PricewaterhouseCoopers LLP, 1201 Louisiana, Suite 2900, Houston,

Texas 77002, as the independent registered public accounting firm to audit the financial statements of the Funds.


Counsel to the Trust. Foley & Lardner, LLP, Washington, D.C., has advised the Trust on certain federal securities law matters.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

The following discussion applies to AIM V.I. Dynamics Fund, AIM V.I. Financial Services Fund, AIM V.I. Health Sciences Fund, AIM V.I. Leisure Fund, AIM V.I. Small Company Growth Fund, AIM V.I. Technology Fund and AIM V.I. Utilities Fund.

BROKERAGE TRANSACTIONS

         AIM makes decisions to buy and sell securities for the Funds, selects broker-dealers, effects the Funds' investment portfolio transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. AIM's primary consideration in effecting a security transaction is to obtain the most favorable execution of the order, which includes the best price on the security and a low commission rate. While AIM seeks reasonably competitive commission rates, the Funds may not pay the lowest commission or spread available. See "Brokerage Selection" below.

         Some of the securities in which the Funds invests are traded in over-the-counter markets. Portfolio transactions placed in such markets may be effected at either net prices without commissions, but which include compensation to the broker-dealer in the form of a mark up or mark down, or on an agency basis, which involves the payment of negotiated brokerage commissions to the broker-dealer, including electronic communication networks.

         Traditionally, commission rates have not been negotiated on stock markets outside the United States. Although in recent years many overseas stock markets have adopted a system of negotiated rates, a number of markets maintain an established schedule of minimum commission rates.

COMMISSIONS

The Funds may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of an AIM Fund, provided the conditions of an exemptive order received by the AIM Funds from the SEC are met. In addition, the Funds may purchase or sell a security from or to certain other AIM Funds or accounts (and may invest in Affiliated Money Market Funds) provided the Funds follow procedures adopted by the Boards of Trustees of the various AIM Funds, including the Trust. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

BROKERAGE SELECTION

         Section 28(e) of the Securities Exchange Act of 1934 provides that AIM, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e)(1), AIM must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or [AIM's] overall responsibilities with respect to the accounts as to which [it] exercises investment discretion." The services provided by the broker also must lawfully and appropriately assist AIM in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, the Funds may pay a broker higher commissions than those available from another broker.

         Research services received from broker-dealers supplement AIM's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; information concerning prices of securities; and information supplied by specialized services to AIM and to the Trust's trustees with respect to the performance, investment activities, and fees and expenses of other mutual funds. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include providing electronic communications of trade information, providing custody services, as well as providing equipment used to communicate research information providing specialized consultations with AIM personnel with respect to computerized systems and data furnished to AIM as a component of other research services, arranging meetings with management of companies, and providing access to consultants who supply research information.

         The outside research assistance is useful to AIM since the broker-dealers used by AIM tend to follow a broader universe of securities and other matters than AIM's staff can follow. In addition, the research provides AIM with a diverse perspective on financial markets. Research services provided to AIM by broker-dealers are available for the benefit of all accounts managed or advised by AIM or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by AIM's clients, including the Funds. However, the Funds are not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.

         In some cases, the research services are available only from the broker-dealer providing them. In other cases, the research services may be obtainable from alternative sources in return for cash payments. AIM believes that the research services are beneficial in supplementing AIM's research and analysis and that they improve the quality of AIM's investment advice. The advisory fee paid by the Funds is not reduced because AIM receives such services. However, to the extent that AIM would have purchased research services had they not been provided by broker-dealers, the expenses to AIM could be considered to have been reduced accordingly.

         AIM may determine target levels of brokerage business with various brokers on behalf of its clients (including the Funds) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; and (2) the research services provided by the broker. Portfolio transactions also may be effected through broker-dealers that recommend the AIM Funds to their clients, or that act as agent in the purchase of the AIM Funds' shares for their clients. AIM will not enter into a binding commitment with brokers to place trades with such brokers involving brokerage commissions in precise amounts.

ALLOCATION OF PORTFOLIO TRANSACTIONS

         AIM and its affiliates manage numerous other investment accounts. Some of these accounts may have investment objectives similar to the Funds. Occasionally, identical securities will be appropriate for investment by the Funds and by another AIM Fund or one or more of these investment accounts. However, the position of each account in the same securities and the length of time that each account may hold its investment in the same securities may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Funds and one or more of these accounts, and is considered at or about the same time, AIM will fairly allocate transactions in such securities among the Funds and these accounts. AIM may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect the Funds' ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

         Sometimes the procedure for allocating portfolio transactions among the various investment accounts advised by AIM results in transactions which could have an adverse effect on the price or amount of securities available to an AIM Fund. In making such allocations, AIM considers the investment objectives and policies of its advisory clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the judgments of the persons responsible for recommending the investment. This procedure would apply to transactions in both equity and fixed income securities.




The following discussion applies to AIM V.I. Core Stock Fund and AIM V.I. Total Return Fund.

As the investment sub-advisor to the Funds, the Sub-Advisor places orders for the purchase and sale of securities with broker-dealers based upon an evaluation of the financial responsibility of the broker-dealers and the ability of the broker-dealers to effect transactions at the best available prices.

While the Sub-Advisor seeks reasonably competitive commission rates, the Funds do not necessarily pay the lowest commission or spread available. The Sub-Advisor is permitted to, and does, consider qualitative factors in addition to price in the selection of brokers. Among other things, the Sub-Advisor considers the quality of executions obtained on the Fund's portfolio transactions, viewed in terms of the size of transactions, prevailing market conditions in the security purchased or sold, and general economic and market conditions. The Sub-Advisor has found that a broker's consistent ability to execute transactions is at least as important as the price the broker charges for those services.

In seeking to ensure that the commissions charged the Funds are consistent with prevailing and reasonable commissions, the Sub-Advisor monitors brokerage industry practices ad commissions charged by broker-dealers on transactions effected for other institutional investors like the Funds.

Consistent with the standard of seeking to obtain favorable execution on portfolio transactions, the Sub-Advisor may select brokers that provide research services to the Sub-Advisor and the Trust, as well as other mutual funds and other accounts managed by the Sub-Advisor. Research services include statistical and analytical reports relating to issuers, industries, securities, and economic factors and trends, which may be of assistance or value to the Sub-Advisor in making informed investment decisions. Research services prepared and furnished by brokers through which the Funds effect securities transactions may be used by the Sub-Advisor in servicing all of its accounts and not all such services may be used by the Sub-Advisor in connection with the Funds. Conversely, the Funds receive benefits of research acquired through the brokerage transactions of other clients of the Sub-Advisor.


Portfolio transactions also may be effected through broker-dealers that recommend the Funds to its clients, or that act as agent in the purchase of each Fund's shares for its clients.


BROKERAGE COMMISSIONS AND UNDERWRITING DISCOUNTS

The aggregate dollar amount of brokerage commissions and underwriting discounts paid by each Fund for the fiscal years outlined in the table below were:


AIM V.I. CORE STOCK FUND
Year Ended December 31, 2004                                  $  106,468
                                                              ----------
Year Ended December 31, 2003                                      45,444
Year Ended December 31, 2002                                     390,043

AIM V.I. DYNAMICS FUND
Year Ended December 31, 2004                                  $  468,914
                                                              ----------
Year Ended December 31, 2003                                     276,545
Year Ended December 31, 2002                                     589,360

AIM V.I. FINANCIAL SERVICES FUND
Year Ended December 31, 2004                                  $  350,290
                                                              ----------
Year Ended December 31, 2003                                     107,416
Year Ended December 31, 2002                                     475,588

AIM V.I. HEALTH SCIENCES FUND
Year Ended December 31, 2004                                  $1,471,720
                                                              ----------
Year Ended December 31, 2003                                     188,913
Year Ended December 31, 2002                                   1,017,384

AIM V.I. LEISURE FUND
Year Ended December 31, 2004                                  $   33,290
                                                              ----------
Year Ended December 31, 2003                                      12,212
Period Ended December 31, 2002(1)                                  9,442

AIM V.I. SMALL COMPANY GROWTH FUND
Year Ended December 31, 2004                                  $  352,979
                                                              ----------
Year Ended December 31, 2003                                     137,507
Year Ended December 31, 2002                                     235,721

AIM V.I. TECHNOLOGY FUND
Year Ended December 31, 2004                                  $  992,768
                                                              ----------
Year Ended December 31, 2003                                     153,086
Year Ended December 31, 2002                                     796,880

AIM V.I. TOTAL RETURN FUND
Year Ended December 31, 2004                                  $    9,434
                                                              ----------
Year Ended December 31, 2003                                       2,476
Year Ended December 31, 2002                                      93,522

AIM V.I. UTILITIES FUND
Year Ended December 31, 2004                                  $  273,041
                                                              ----------
Year Ended December 31, 2003                                      57,944
Year Ended December 31, 2002                                     169,221



----------
(1) For the period from April 30, 2002 (date operations commenced) to December 31, 2002.



Foreign equity securities held by a Fund in the form of ADRs or EDRs may be listed on stock exchanges, or traded in OTC markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates.


During the last year ended December 31, 2004, each Fund allocated the following amount of transactions to broker-dealers that provided AIM and INVESCO with certain research, statistics and other information:

                                                                RELATED BROKERAGE(1)
               FUND                         TRANSACTIONS(1)         COMMISSIONS
---------------------------------       -------------------     --------------------
AIM V.I. Core Stock Fund                $     84,897,045.63       $      99,230.00
AIM V.I. Dynamics Fund                       432,132,930.42             950,662.86
AIM V.I. Financial Services Fund             380,252,230.68             561,966.67
AIM V.I. Health Sciences Fund              1,611,633,234.46           2,574,842.90
AIM V.I. Leisure Fund                         32,307,776.67              60,785.48
AIM V.I. Small Company Growth Fund           164,021,140.38             587,541.93
AIM V.I. Technology Fund                     633,538,250.60           1,615,402.82
AIM V.I. Total Return Fund                     7,597,175.83               8,856.00
AIM V.I. Utilities Fund                      243,886,577.07             483,124.22



----------
(1) Amount is inclusive of commissions paid to, and brokerage transactions placed with, certain brokers that provide execution, research and other services.


REGULAR BROKERS OR DEALERS


During the fiscal year ended December 31, 2004, each Fund, except AIM V.I. Dynamics Fund, AIM V.I. Health Sciences Fund, AIM V.I. Leisure Fund, AIM V.I. Technology Fund and AIM V.I. Utilities Fund, held securities issued by the following companies, which are "regular" brokers or dealers of one or more of the Funds identified below:



               Fund/Issuer                    Security     Market Value
-----------------------------------------   ------------   ------------
AIM V.I. Core Stock Fund
Goldman Sachs Group, Inc. (The)             Common Stock   $2,517,768
Merrill Lynch & Co., Inc.                   Common Stock   $1,763,215
Morgan Stanley                              Common Stock   $2,315,184

AIM V.I. Financial Services Fund
Goldman Sachs Group, Inc. (The)             Common Stock   $5,295,636
Lehman Brothers Holdings Inc.               Common Stock   $2,423,196
Merrill Lynch & Co., Inc.                   Common Stock   $9,449,637
Morgan Stanley                              Common Stock   $1,782,192

AIM V.I. Small Company Growth Fund
Knight Trading Group, Inc.                  Common Stock   $  335,070

AIM V.I. Total Return Fund
Goldman Sachs Group, Inc. (The)             Common Stock   $  241,373
Merrill Lynch & Co., Inc.                   Common Stock   $  168,551

               Fund/Issuer                    Security     Market Value
-----------------------------------------   ------------   ------------
Morgan Stanley                              Common Stock   $  221,525
Goldman Sachs Group, Inc. (The)             Bonds & Notes  $   14,867
Lehman Brothers Holdings Inc.               Bonds & Notes  $    9,910
Merrill Lynch & Co., Inc.                   Bonds & Notes  $    5,090
Morgan Stanley                              Bonds & Notes  $   51,812


Neither AIM nor INVESCO or any affiliate of AIM and INVESCO receive any brokerage commissions on portfolio transactions effected on behalf of the Funds, and there is no affiliation between AIM nor INVESCO or any person affiliated with AIM nor INVESCO or the Funds and any broker-dealer that executes transactions for the Funds.

ALLOCATION OF PORTFOLIO TRANSACTIONS

AIM and its affiliates manage numerous other investment accounts. Some of these accounts may have investment objectives similar to the Funds. Often times, identical securities will be appropriate for investment by one of the Funds and by another Fund or one or more of these investment accounts. However, the position of each account in the same securities and the length of time that each account may hold its investment in the same securities may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund(s) and one or more of these accounts, and is considered at or about the same time, AIM will fairly allocate transactions in such securities among the Fund(s) and these accounts. AIM may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect a Fund's ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

Sometimes the procedure for allocating portfolio transactions among the various investment accounts advised by AIM results in transactions which could have an adverse effect on the price or amount of securities available to a Fund. In making such allocations, AIM considers the investment objectives and policies of its advisory clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the judgments of the persons responsible for recommending the investment. This procedure would apply to transactions in both equity and fixed income securities.

ALLOCATION OF INITIAL PUBLIC OFFERING ("IPO") TRANSACTIONS


         Certain of the AIM Funds or other accounts managed by AIM may become interested in participating in IPOs. Purchases of IPO's by one AIM Fund or account may also be considered for purchase by one or more other AIM Funds or accounts. It shall be AIM's practice to specifically combine or otherwise bunch indications of interest for IPOs for all AIM Funds and accounts participating in purchase transactions for that IPO, and, when the full amount of all IPO orders for such AIM Funds and accounts cannot be filled completely, to allocate such transactions in accordance with the following procedures:



         AIM will determine the eligibility of each AIM Fund and account that seeks to participate in a particular IPO by reviewing a number of factors, including market capital/liquidity suitability and sector/style suitability of the investment with the AIM Fund's or account's investment objective, policies and strategies, and current holdings. The allocation of securities issued in IPOs will be made to eligible AIM Funds and accounts on a pro rata basis based on order size.

                        PURCHASE AND REDEMPTION OF SHARES

The Trust offers the shares of the Funds, on a continuous basis, to both registered and unregistered separate accounts of affiliated and unaffiliated Participating Insurance Companies to fund variable annuity contracts (the "Contracts") and variable life insurance policies ("Policies"). Each separate account contains divisions, each of which corresponds to a Fund in the Trust. Net purchase payments under the Contracts are placed in one or more of the divisions of the relevant separate account and the assets of each division are invested in the shares of the Fund which corresponds to that division. Each separate account purchases and redeems shares of these Funds for its divisions at net asset value without sales or redemption charges. Currently several insurance company separate accounts invest in the Funds.

The Trust, in the future, may offer the shares of its Funds to certain pension and retirement plans ("Plans") qualified under the Internal Revenue Code. The relationships of Plans and Plan participants to the Fund would be subject, in part, to the provisions of the individual plans and applicable law. Accordingly, such relationships could be different from those described in this Prospectus for separate accounts and owners of Contracts and Policies, in such areas, for example, as tax matters and voting privileges.

The Board monitors for possible conflicts among separate accounts (and will do so for plans) buying shares of the Funds. Conflicts could develop for a variety of reasons. For example, violation of the federal tax laws by one separate account investing in a fund could cause the contractors or policies funded through another separate account to lose their tax-deferred status, unless remedial actions were taken. For example, differences in treatment under tax and other laws or the failure by a separate account to comply with such laws could cause a conflict. To eliminate a conflict, the Board may require a separate account or Plan to withdraw its participation in a Fund. A Fund's net asset value could decrease if it had to sell investment securities to pay redemptions proceeds to a separate account (or plan) withdrawing because of a conflict.

Calculation of Net Asset Value

         Each Fund determines its net asset value per share once daily as of the close of the customary trading session of the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Fund. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern time) on a particular day, each Fund determines its net asset value per share as of the close of the NYSE on such day. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the NYSE. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. The Funds determine net asset value per share by dividing the value of a Fund's securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all its liabilities (including accrued expenses and dividends payable) attributable to that class, by the total number of shares outstanding of that class. Determination of a Fund's net asset value per share is made in accordance with generally accepted accounting principles. The net asset value for shareholder transactions may be different than the net asset value reported in the Fund's financial statement due to adjustments required by generally accepted accounting principles made to the net assets of the Fund at period end.

         Each equity security (excluding convertible bonds) held by a Fund is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each equity security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing vendors or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") or absent a NOCP, at the closing bid price on that day. Debt securities (including convertible bonds) are fair valued using an evaluated quote on the basis of prices provided by an independent pricing vendor. Evaluated quotes provided by the pricing vendor may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data.



         Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and ask prices. Securities for which market quotations are not available, including situations where market quotations are unreliable, are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in accordance with procedures approved by the Board. Short-term investments are valued at amortized cost when the security has 60 days or less to maturity.



         Generally, trading in corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the customary trading session of the NYSE. The values of such securities used in computing the net asset value of each Fund's shares are determined at such times. Occasionally, events affecting the values of such foreign securities may occur between the times at which such values are determined and the close of the customary trading session of the NYSE. If AIM believes a development/event has actually caused a closing price to no longer reflect current market value, the closing price may be adjusted to reflect the fair value of the affected security as of the close of the NYSE as determined in good faith using procedures approved by the Board.



         Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Trading in certain foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of each Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE. If an issuer specific event has occurred that AIM determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Issuer specific events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. AIM also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where AIM believes, at the approved degree of certainty, that the price is not reflective of current market value, AIM will use the indication of fair value from the pricing vendor to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time. Multiple factors may be considered by the independent pricing vendor in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds.


         Fund securities primarily traded in foreign markets may be traded in such markets on days that are not business days of the Fund. Because the net asset value per share of each Fund is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may be significantly affected on days when an investor cannot exchange or redeem shares of the Fund.




Redemption In Kind


         Although the Funds generally intend to pay redemption proceeds solely in cash, the Funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind). For instance, a Fund may make a redemption in kind if a cash redemption would disrupt its operations or performance. Securities that will be delivered as payment in redemptions in kind will be valued using the same methodologies that the Fund typically utilizes in valuing such securities. Shareholders receiving such securities are likely to incur transaction and brokerage costs on their subsequent sales of such securities, and the securities may increase or decrease in value until the shareholder sells them. The Trust, on behalf of the Funds, has made an election under Rule 18f-1 under the 1940 Act (a "Rule 18f-1 Election"), and therefore, the Trust, on behalf of the Fund, is obligated to redeem for cash all shares presented to such Fund for redemption by any one shareholder in an amount up to the lesser of $250,000 or 1% of that Fund's net assets in any 90-day period. The Rule 18f-1 Election is irrevocable while Rule 18f-1 under the 1940 Act is in effect unless the SEC by order permits withdrawal of such Rule 18f-1 Election.


Payments to Participating Insurance Companies

AIM or AIM Distributors may, from time to time, at their expense out of their own financial resources, make cash payments to Participating Insurance Companies as an incentive to promote the Funds and/or to retain Participating Insurance Companies' assets in the Funds. Such cash payments may be calculated on the average daily net assets of the applicable Fund(s) attributable to that particular Participating Insurance Company ("Asset-Based Payments"), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. AIM or AIM Distributors may also make other cash payments to Participating Insurance Companies in addition to or in lieu of Asset-Based Payments, in the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives of those dealer firms and their families to places within or outside the United States; meeting fees; entertainment; transaction processing and transmission charges; advertising or other promotional expenses; or other expenses as determined in AIM's or AIM Distributors' discretion. In certain cases these other payments could be significant to the Participating Insurance Companies. Any payments described above will not change the price paid by Participating Insurance Companies for the purchase of the applicable Fund's shares or the amount that any particular Fund will receive as proceeds from such sales. AIM or AIM Distributors determines the cash payments described above in its discretion in response to requests from Participating Insurance Companies, based on factors it deems relevant. Participating Insurance Companies may not use sales of the Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.


                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS

It is the present policy of the Funds to declare and distribute dividends representing substantially all net investment income as follows:

                                            DIVIDENDS      DIVIDENDS
                                            DECLARED         PAID
AIM V.I. Core Stock Fund...................  annually      annually
AIM V.I. Dynamics Fund.....................  annually      annually
AIM V.I. Financial Services Fund...........  annually      annually
AIM V.I. Health Sciences Fund..............  annually      annually
AIM V.I. Leisure Fund......................  annually      annually
AIM V.I. Small Company Growth Fund.........  annually      annually
AIM V.I. Technology Fund...................  annually      annually
AIM V.I. Total Return Fund.................  annually      annually
AIM V.I. Utilities Fund....................  annually      annually

All such distributions will be automatically reinvested, at the election of Participating Insurance Companies, in shares of the Fund issuing the distribution at the net asset value determined on the reinvestment date.

It is each Fund's intention to distribute substantially all of its net investment income and realized net capital gains. In determining the amount of capital gains, if any, available for distribution, capital gains will be offset against available net capital losses, if any, carried forward from previous fiscal periods.

It is the present policy of each Fund to declare and pay net investment income dividends and capital gain distributions. It is the Fund's intention to distribute substantially all of its net investment income and realized net capital gain to separate accounts of participating life insurance companies. In determining the amount of capital gains, if any, available for distribution, capital gains will be offset against available net capital losses, if any, carried forward from previous fiscal periods. At the election of participating life insurance companies, dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date.

TAX MATTERS

The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

Each series of shares of each Fund is treated as a separate association taxable as a corporation. Each Fund intends to qualify under the Internal Revenue Code of 1986, as amended (the "Code"), as a regulated investment company ("RIC") for each taxable year. As a RIC, a Fund will not be subject to federal income tax to the extent it distributes to its shareholders its investment company taxable income and net capital gain.

In order to qualify as a regulated investment company, each Fund must satisfy certain requirements concerning the nature of its income, diversification of its assets and distribution of its income to shareholders. In order to ensure that individuals holding the Contracts whose assets are invested in a Fund will not be subject to federal income tax on distributions made by the Fund prior to the receipt of payments under the Contracts, each Fund intends to comply with additional requirements of Section 817(h) of the Code relating to both diversification of its assets and eligibility of an investor to be its shareholder. Certain of these requirements in the aggregate may limit the ability of a Fund to engage in transactions involving options, futures contracts, forward contracts and foreign currency and related deposits.

The holding of the foreign currencies and investments by a Fund in certain "passive foreign investment companies" may be limited in order to avoid imposition of a tax on such Fund.

Each Fund investing in foreign securities may be subject to foreign withholding taxes on income from its investments. In any year in which more than 50% in value of a Fund's total assets at the close of the taxable year consists of securities of foreign corporations, the Fund may elect to treat any foreign taxes paid by it as if they had been paid by its shareholders. The insurance company segregated asset accounts holding Fund shares should consider the impact of this election.

Holders of Contracts under which assets are invested in the Funds should refer to the prospectus for the Contracts for information regarding the tax aspects of ownership of such Contracts.

Because each Fund intends to qualify under the Code as a RIC for each taxable year, each Fund must, among other things, meet the following requirements: A. Each Fund must generally derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies. B. Each Fund must diversify its holdings so that, at the end of each fiscal quarter or within 30 days thereafter: (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items (including receivables), U.S. Government securities, securities of other RICs, and other securities, with such other securities limited, with respect to any one issuer, to an amount not greater than 5% of the Fund's assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other RICs).

The Code imposes a nondeductible 4% excise tax on a RIC that fails to distribute during each calendar year the sum of 98% of its ordinary income for the calendar year, plus 98% of its capital gain net income for the 12-month period ending on October 31 of the calendar year. The amount which must be distributed is increased by undistributed income and gains from prior years and decreased by certain distributions in prior years. Each Fund intends to make sufficient distributions to avoid imposition of the excise tax. Some Funds meet an exception which results in their not being subject to excise tax.

As a RIC, each Fund will not be subject to federal income tax on its income and gains distributed to shareholders, provided that it distributes an amount equal to (i) at least 90% of its investment company taxable income for the taxable year; and (ii) at least 90% of the excess of its tax-exempt interest income under Code Section 103(a) over its deductions disallowed under Code Sections 265 and 171(a)(2). Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gain of the taxable year and can therefore satisfy the distribution requirement.

Each Fund intends to comply with the diversification requirements imposed by
Section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements imposed on each Fund by the 1940 Act and Subchapter M of the Code, place certain limitations on (i) the assets of the insurance company separate accounts that may be invested in securities of a single issuer and (ii) eligible investors. Because Section 817(h) and those regulations treat the assets of each Fund as assets of the corresponding division of the insurance company separate accounts, each Fund intends to comply with these diversification requirements. Specifically, the regulations provide that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of a Fund's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and while each U.S. Government agency and instrumentality is considered a separate issuer, a particular foreign government and its agencies, instrumentalities and political subdivisions all will be considered the same issuer. The regulations also provide that a Fund's shareholders are limited, generally, to life insurance company separate accounts, general accounts of the same life insurance company, an investment adviser or affiliate in connection with the creation or management of a Fund or the trustee of a qualified pension plan. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items (including receivables), government securities and securities of other RICs. Failure of a Fund to satisfy the Section 817(h) requirements would result in taxation of and treatment of the Contract holders investing in a corresponding division other than as described in the applicable prospectuses of the various insurance company separate accounts.


                           DISTRIBUTION OF SECURITIES

DISTRIBUTION PLAN

The Trust has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund's Series II shares (the "Plan"). Each Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of average daily net assets of Series II shares.

The Plan compensates AIM Distributors for the purpose of financing any activity which is primarily intended to result in the sale of Series II shares of the Funds. Distribution activities appropriate for financing under the Plan include, but are not limited to, the following: expenses relating to the development, preparation, printing and distribution of advertisements and sales literature and other promotional materials describing and/or relating to the Fund; expenses of training sales personnel regarding the Fund; expenses of organizing and conducting seminars and sales meetings designed to promote the distribution of the Series II shares; compensation to financial intermediaries and broker-dealers to pay or reimburse them for their services or expenses in connection with the distribution of the Series II shares to fund variable annuity and variable insurance contracts investing directly in the Series II shares; compensation to sales personnel in connection with the allocation of cash values and premium of variable annuity and variable insurance contracts to investments in the Series II shares; compensation to and expenses of employees of AIM Distributors, including overhead and telephone expenses, who engage in the distribution of the Series II shares; and the costs of administering the Plan.

Amounts payable by a Fund under the Plan need not be directly related to the expenses actually incurred by AIM Distributors on behalf of each Fund. The Plan does not obligate the Funds to reimburse AIM Distributors for the actual expenses AIM Distributors may incur in fulfilling its obligations under the Plan. Thus, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors at any given time, the Funds will not be obligated to pay more than that fee. If AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee. No provision of this Distribution Plan shall be interpreted to prohibit any payments by the Trust during periods when the Trust has suspended or otherwise limited sales. Payments pursuant to the Plan are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc. ("NASD").

AIM Distributors may from time to time waive or reduce any portion of its 12b-1 fee for Series II shares. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM Distributors will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM Distributors and the Fund.

AIM Distributors has contractually agreed through April 30, 2006, to reimburse Rule 12b-1 distribution plan fees for Series II shares of the Funds to the extent necessary to limit Series II shares total annual fund operating expenses to 1.45%.


AIM Distributors has entered into agreements with Participating Insurance Companies and other financial intermediaries to provide the distribution services in furtherance of the Plan. Currently, AIM Distributors pays Participating Insurance Companies and others at the annual rate of 0.25% of average daily net assets of Series II shares attributable to the Contracts issued by the Participating Insurance Company as compensation for providing such distribution services. AIM Distributors does not act as principal, but rather as agent for the Funds, in making distribution service payments. These payments are an obligation of the Funds and not of AIM Distributors.


See Appendix G for a list of the amounts paid by Series II shares to AIM Distributors pursuant to the Plan for the year, or period, ended December 31, 2004 and Appendix H for an estimate by category of the allocation of actual fees paid by Series II shares of each Fund pursuant to its respective distribution plan for the year or period ended December 31, 2004.

As required by Rule 12b-1, the Plan approved by the Board, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the "Rule 12b-1 Trustees"). In approving the Plans in accordance with the requirements of Rule 12b-1, the Trustees considered various factors and determined that there is a reasonable likelihood that the Plan would benefit each Series II class of the Funds and its respective shareholders by, among other things, providing broker-dealers with an incentive to sell additional shares of the Trust, thereby helping to satisfy the Trust's liquidity needs and helping to increase the Trust's investment flexibility.

Unless terminated earlier in accordance with its terms, the Plan continues from year to year as long as such continuance is specifically approved, in person, at least annually by the Board, including a majority of the Rule 12b-1 Trustees. The Plan requires AIM Distributors to provide the Board at least quarterly with a written report of the amounts expended pursuant to the Distribution Plan and the purposes for which such expenditures were made. The Board reviews these reports in connection with their decisions with respect to the Plan. A Plan may be terminated as to any Fund or Series II shares by the vote of a majority of the Rule 12b-1 Trustees or, with respect to the Series II shares, by the vote of a majority of the outstanding voting securities of the Series II shares.

Any change in the Plan that would increase materially the distribution expenses paid by the Series II shares requires shareholder approval. No material amendment to the Plan may be made unless approved by the affirmative vote of a majority of the Rule 12b-1 Trustees cast in person at a meeting called for the purpose of voting upon such amendment.

DISTRIBUTOR

The Trust has entered into a master distribution agreement relating to the Funds (the "Distribution Agreement") with AIM Distributors, a registered broker-dealer and a wholly owned subsidiary of AIM, pursuant to which AIM Distributors acts as the distributor of shares of the Funds. The address of AIM Distributors is P.O. Box 4739, Houston, Texas 77210-4739. Certain trustees and officers of the Trust are affiliated with AIM Distributors. See "Management of the Funds."

The Distribution Agreement provides AIM Distributors with the exclusive right to distribute shares of the Funds on a continuous basis.

The Trust (on behalf of any class of any Fund) or AIM Distributors may terminate the Distribution Agreement on sixty (60) days' written notice without penalty. The Distribution Agreement will terminate automatically in the event of its assignment.


                         CALCULATION OF PERFORMANCE DATA

Although performance data may be useful to prospective investors when comparing a Fund's performance with other funds and other potential investments, investors should note that the methods of computing performance of other potential investments are not necessarily comparable to the methods employed by a Fund.

Average Annual Total Return Quotation

Certain Funds may use a restated or a blended performance calculation to derive certain performance data shown in this Statement of Additional Information and in the Funds' advertisements and other sales material. If the Funds' Series II shares were not offered to the public during the performance period covered, the performance data shown will be the restated historical performance of the Funds' Series I shares at net asset value, adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. If the Funds' Series II shares were offered to the public only during a portion of the performance period covered, the performance data shown will be the blended returns of the historical performance of the Funds' Series II shares since their inception and the restated historical performance of the Funds' Series I shares (for periods prior to inception of the Series II shares) at net asset value, adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. If the Funds' Series II shares were offered to the public during the entire performance period covered, the performance data shown will be the historical performance of the Funds' Series II shares.

A restated or blended performance calculation may be used to derive the following for all Funds: (i) standardized average annual total returns over one, five and ten years (or since inception if less than ten years) and (ii) non-standardized cumulative total returns over a stated period.

         The standard formula for calculating average annual total return is as follows:
                                         n
                                   P(1+T) =ERV

Where    P        =     a hypothetical initial payment of $1,000;

         T        =     average annual total return (assuming the applicable
                        maximum sales load is deducted at the beginning of the 1, 5, or 10 year periods);

         n        =     number of years; and

         ERV      =     ending redeemable value of a hypothetical $1,000
                        payment at the end of the 1, 5, or 10 year periods (or fractional portion of such period).

Average annual total returns for each Fund, with respect to its Series I shares and Series II for the one-, five-, and since inception periods ended December 31, 2004, was:



                                                              Since      Inception
Name of Fund                          1 Year     5 Year     Inception       Date

AIM V.I. Core Stock Fund
      Series I                         4.24%     (0.27%)      10.22%      08/09/94
      Series II*                       3.99%     (0.51%)       9.95%      04/30/04
AIM V.I. Dynamics Fund
      Series I                        13.34%     (6.71%)       4.23%      08/22/97
      Series II*                      13.07%     (6.94%)       3.97%      04/30/04
AIM V.I. Financial Services Fund
      Series I                         8.68%      6.15%        7.93%      09/20/99
      Series II*                       8.44%      5.89%        7.67%      04/30/04
AIM V.I. Health Sciences Fund
      Series I                         7.57%      3.45%        9.24%      05/21/97
      Series II*                       7.25%      3.19%        8.96%      04/30/04
AIM V.I. Leisure Fund
      Series I                         13.40%      N/A         8.48%      04/30/02
      Series II                        13.22%      N/A         8.24%      04/30/04
AIM V.I. Small Company Growth Fund
      Series I                        13.90%     (6.23%)       6.57%      08/22/97
      Series II*                      13.73%     (6.44%)       6.32%      04/30/04
AIM V.I. Technology Fund
      Series I                         4.63%    (19.63%)       3.00%      05/20/97
      Series II*                       4.21%    (19.86%)       2.72%      04/30/04
AIM V.I. Total Return Fund
      Series I                         3.73%      0.98%        6.53%      06/01/94
      Series II*                       3.48%      0.73%        6.26%      04/30/04
AIM V.I. Utilities Fund
      Series I                        23.56%     (3.82%)       6.44%      12/30/94
      Series II*                      23.24%     (4.07%)       6.18%      04/30/04



----------
* The returns shown for these periods are the blended returns of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date of the Fund's Series II shares is April 30, 2004.

Performance Information

All advertisements of the Funds will disclose the maximum sales charge (including deferred sales charges) imposed on purchases of a Fund's shares. If any advertised performance data does not reflect the maximum sales charge (if any), such advertisement will disclose that the sales charge has not been deducted in computing the performance data, and that, if reflected, the maximum sales charge would reduce the performance quoted. Further information regarding each Fund's performance is contained in that Fund's annual report to shareholders, which is available upon request and without charge.

From time to time, AIM or its affiliates may waive all or a portion of their fees and/or assume certain expenses of any Fund. Fee waivers or reductions or commitments to reduce expenses will have the effect of increasing that Fund's yield and total return.


The performance of each Fund will vary from time to time and past results are not necessarily indicative of future results.


In conjunction with performance reports, comparative data between a Fund's performance for a given period and other types of investment vehicles, including certificates of deposit, may be provided to prospective investors and shareholders.

In conjunction with performance reports and/or analyses of shareholder services for a Fund, comparative data between that Fund's performance for a given period and recognized indices of investment results for the same period, and/or assessments of the quality of shareholder service, may be provided to shareholders. Such indices include indices provided by Dow Jones & Company, S&P, Lipper Inc., Lehman Brothers, National Association of Securities Dealers Automated Quotations, Frank Russell Company, Value Line Investment Survey, the American Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times Stock Exchange, the New York Stock Exchange, the Nikkei Stock Average and Deutcher Aktienindex, all of which are unmanaged market indicators. In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service made by independent sources may be used in advertisements, sales literature or shareholder reports, including reprints of, or selections from, editorials or articles about the Fund. These sources utilize information compiled (i) internally; (ii) by Lipper Inc.; or (iii) by other recognized analytical services. The Lipper Inc. mutual fund rankings and comparisons which may be used by the Fund in performance reports will be drawn from the following mutual fund groupings, in addition to the broad based Lipper general fund groupings:

                                                Lipper Mutual
Fund                                            Fund Category
AIM V.I. Core Stock Fund                        Large-Cap Core Funds
AIM V.I. Dynamics Fund                          Mid-Cap Growth Funds
AIM V.I. Financial Services Fund                Financial Services Funds
AIM V.I. Health Sciences Fund                   Health/Biotechnology Funds
AIM V.I. Leisure Fund                           None
AIM V.I. Small Company Growth Fund              Small-Cap Growth Funds
AIM V.I. Technology Fund                        Science and Technology Funds
AIM V.I. Total Return Fund                      Balanced Funds
AIM V.I. Utilities Fund                         Utility Funds

Sources for Fund performance information and articles about the Funds include, but are not limited to, the following:

American Association of Individual Investors' Journal
Arizona Republic

Banxquote
Barron's
Bloomberg News
Boston Globe
Business Week
CNBC
CNN
Chicago Sun-Times
Chicago Tribune
Denver Business Journal
Denver Post
Dow Jones News Wire
Financial Times
Forbes
Fortune
Ibbotson Associates, Inc.
Institutional Investor
Investor's Business Daily
Kiplinger's Personal Finance
Lipper Inc.'s Mutual Fund Performance Analysis
Los Angeles Times
Money Magazine
Morningstar
Mutual Funds Magazine
New York Times
Rocky Mountain News
Smart Money
The Bond Buyer
Time
U.S. News and World Report
USA Today
Wall Street Journal
Wiesenberger Investment Companies Services


     SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING


         On October 8, 2004, IFG (the former investment advisor to certain AIM Funds) and AIM reached final settlements with certain regulators, including without limitation the SEC, the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, AIM Distributors (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that AIM Distributors violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.



         Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and AIM Distributors agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and AIM Distributors will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC.


         Under the terms of the settlements, AIM is undertaking certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.


         The SEC has also settled market timing enforcement actions against Raymond R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

                   REGULATORY INQUIRIES AND PENDING LITIGATION

         The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

         As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future. This statement of additional information will be supplemented periodically to disclose any such additional regulatory actions, civil lawsuits and/or regulatory inquiries.

         Ongoing Regulatory Inquiries Concerning IFG and AIM

         IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, NASD, the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG.

         AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds.

         Pending Regulatory Civil Action Alleging Market Timing


         On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed civil proceedings against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in these proceedings. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code
Section 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection
Act). The WVAG complaint is seeking injunctive relief; civil monetary penalties; a writ of quo warranto against the defendants; pre-judgment and post-judgment interest; costs and expenses, including counsel fees; and other relief.



         If AIM is unsuccessful in its defense of the WVAG proceedings, it could be barred from serving as an investment adviser for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP PLC, from serving as an investment advisor to any registered investment company, including your Fund. Your Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as your Fund's investment advisor. There is no assurance that such exemptive relief will be granted.



         Private Civil Actions Alleging Market Timing

         Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violation of various provisions of the Federal and state securities laws;
(ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of January 18, 2005 is set forth in Appendix I-1.

         All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties. A list identifying the amended complaints in the MDL Court is included in Appendix I-1. Plaintiffs in one of the underlying lawsuits transferred to the MDL Court continue to seek remand of their action to state court. This lawsuit is identified in Appendix I-1.

         Private Civil Actions Alleging Improper Use of Fair Value Pricing

         Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of January 18, 2005 is set forth in Appendix I-2.

         Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

         Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, IINA, AIM Distributors and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of January 18, 2005 is set forth in Appendix I-3.

         Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

         Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of January 18, 2005 is set forth in Appendix I-4.

         Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

         Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIS and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of January 18, 2005 is set forth in Appendix I-5.

         Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

         A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. ("AIM Capital") and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws; (ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees. Such lawsuit, which was served on AIM and AIM Capital on January 18, 2005, is set forth in Appendix I-6.

                                   APPENDIX A

                           RATINGS OF DEBT SECURITIES

The following is a description of the factors underlying the debt ratings of Moody's, S&P and Fitch:

                         MOODY'S LONG-TERM DEBT RATINGS

Moody's corporate ratings areas follows:

Aaa: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. These are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk in Aa rated bonds appear somewhat larger than those securities rated Aaa.

A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

MOODY'S SHORT-TERM PRIME RATING SYSTEM

Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following designations, all judged to be investment grade , to indicate the relative repayment ability of rated issuers.

PRIME-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Note: In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

Moody's municipal ratings are as follows:

Moody's U.S. Long-Term Municipal Bond Rating Definitions

Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues.

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

Aaa: Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa: Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A: Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa: Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ba: Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B: Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Caa: Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca: Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C: Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Note: Also, Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

MOODY'S MIG/VMIG US SHORT-TERM RATINGS

In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels - MIG 1 through MIG 3.

In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.
The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

Gradations of investment quality are indicated by rating symbols, with each symbol representing a group in which the quality characteristics are broadly the same.

MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

STANDARD & POOR'S LONG-TERM CORPORATE AND MUNICIPAL RATINGS

Issue credit ratings are based in varying degrees, on the following considerations: likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

S&P describes its ratings for corporate and municipal bonds as follows:

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A: Debt rated A has a strong capacity to meet its financial commitments although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

BB-B-CCC-CC-C: Debt rated BB, B, CCC, CC and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

NR: Not Rated.

S&P Dual Ratings

S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, AAA/A-1+). With short-term demand debt, the note rating symbols are used with the commercial paper rating symbols (for example, SP-1+/A-1+).

S&P COMMERCIAL PAPER RATINGS

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

These categories are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated 'B' are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period.

S&P SHORT-TERM MUNICIPAL RATINGS

An S&P note rating reflect the liquidity factors and market-access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note); and source of payment (the more dependant the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

                         FITCH LONG-TERM CREDIT RATINGS

Fitch Ratings provides an opinion on the ability of an entity or of a securities issue to meet financial commitments, such as interest, preferred dividends, or repayment of principal, on a timely basis. These credit ratings apply to a variety of entities and issues, including but not limited to sovereigns, governments, structured financings, and corporations; debt, preferred/preference stock, bank loans, and counterparties; as well as the financial strength of insurance companies and financial guarantors.

Credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. Thus, the use of credit ratings defines their function: "investment grade" ratings (international Long-term 'AAA' - 'BBB' categories; Short-term 'F1' - 'F3') indicate a relatively low probability of default, while those in the "speculative" or "non-investment grade" categories (international Long-term 'BB'
- 'D'; Short-term 'B' - 'D') either signal a higher probability of default or that a default has already occurred. Ratings imply no specific prediction of default probability. However, for example, it is relevant to note that over the long term, defaults on 'AAA' rated U.S. corporate bonds have averaged less than 0.10% per annum, while the equivalent rate for 'BBB' rated bonds was 0.35%, and for 'B' rated bonds, 3.0%.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Entities or issues carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch credit and research are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments of any security.

The ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch Ratings believes to be reliable. Fitch Ratings does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

Our program ratings relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e., those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Credit ratings do not directly address any risk other than credit risk. In particular, these ratings do not deal with the risk of loss due to changes in market interest rates and other market considerations.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong capacity for timely payment of financial commitments, which is unlikely to be affected by foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor has a very strong capacity for timely payment of financial commitments which is not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances are more likely to impair this capacity.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR: Indicates that Fitch does not rate the specific issue.

WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced and at Fitch's discretion, when Fitch Ratings deems the amount of information available to be inadequate for ratings purposes.

RATINGWATCH: Ratings are placed on RatingWatch to notify investors that there is a reasonable possibility of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. RatingWatch is typically resolved over a relatively short period.

Fitch Speculative Grade Bond Ratings

BB: Bonds are considered speculative. There is a possibility of credit risk developing, particularly as the result of adverse economic changes over time. However, business and financial alternatives may be available to allow financial commitments to be met.

B: Bonds are considered highly speculative. Significant credit risk is present but a limited margin of safety remains. While bonds in this class are currently meeting financial commitments, the capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC: Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

CC: Default of some kind appears probable.

C: Bonds are in imminent default in payment of interest or principal. DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and are valued on the basis of their prospects for achieving partial or full recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in categories below CCC.

                         FITCH SHORT-TERM CREDIT RATINGS

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as in the case of the higher ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Issues assigned this rating are in actual or imminent payment default.

                                   APPENDIX B

                               PORTFOLIO MANAGERS

                             As of December 31, 2004


                            INVESTMENTS IN EACH FUND

         Shares of each Fund are currently offered only to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. Because individuals cannot directly purchase or otherwise invest in shares of any of the Funds, the portfolio managers listed below do not have investments in the corresponding Funds that they manage.


    NAME OF PORTFOLIO MANAGER                                      DOLLAR RANGE OF INVESTMENTS IN EACH FUND(1)
------------------------------------------------------------ ------------------------------------------------------
                                              AIM V.I. CORE STOCK FUND
-------------------------------------------------------------------------------------------------------------------
John W. Ferreby                                                                       None
Carl W. Hafele                                                                        None
Richard E. Herrmann                                                                   None
J. Jeffrey Krumpelman                                                                 None
Alfred H. Shepard                                                                     None
                                               AIM V.I. DYNAMICS FUND
-------------------------------------------------------------------------------------------------------------------
Karl Farmer(2)                                                                        None
Paul J. Rasplicka                                                                     None
                                          AIM V.I. FINANCIAL SERVICES FUND
-------------------------------------------------------------------------------------------------------------------
Michael J. Simon                                                                      None
Meggan M. Walsh                                                                       None
                                            AIM V.I. HEALTH SCIENCES FUND
-------------------------------------------------------------------------------------------------------------------
Kirk L. Anderson                                                                      None
Sunaina A. Murthy                                                                     None
Derek M. Taner                                                                        None
Bryan A. Unterhalter                                                                  None
Michael Yellen                                                                        None
                                                AIM V.I. LEISURE FUND
-------------------------------------------------------------------------------------------------------------------
Mark Greenberg                                                                        None
                                         AIM V.I. SMALL COMPANY GROWTH FUND
-------------------------------------------------------------------------------------------------------------------
Jay K. Rushin                                                                         None


----------
(1) This column reflects investments in a Fund's shares owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended). A portfolio manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.


(2) Mr. Farmer began serving as portfolio manager on AIM V.I. Dynamics Fund on April 29, 2005.

    NAME OF PORTFOLIO MANAGER                                      DOLLAR RANGE OF INVESTMENTS IN EACH FUND(1)
------------------------------------------------------------ ------------------------------------------------------
                                              AIM V.I. TECHNOLOGY FUND
-------------------------------------------------------------------------------------------------------------------
Michelle Fenton                                                                      None
William Keithler                                                                     None
                                             AIM V.I. TOTAL RETURN FUND
-------------------------------------------------------------------------------------------------------------------
Kenneth R. Bowling                                                                    None
John W. Ferreby                                                                       None
Carl W. Hafele                                                                        None
Richard E. Herrmann                                                                   None
Steve Johnson                                                                         None
J. Jeffrey Krumpelman                                                                 None
Alfred H. Shepard                                                                     None
                                               AIM V.I. UTILITIES FUND
-------------------------------------------------------------------------------------------------------------------
John Segner                                                                           None


Description of Compensation Structure

AIM ADVISORS, INC.

     AIM seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. AIM evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following five elements:


o BASE SALARY. Each portfolio manager is paid a base salary. In setting the base salary, AIM's intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.



o ANNUAL BONUS. Each portfolio manager is eligible to receive an annual cash bonus which has quantitative and non-quantitative components. Generally, 70% of the bonus is quantitatively determined, based typically on a four-year rolling average of pre-tax performance of all registered investment company accounts for which a portfolio manager has day-to-day management responsibilities versus the performance of a pre-determined peer group. In instances where a portfolio manager has responsibility for management of more than one fund, an asset weighted four-year rolling average is used.


     High fund performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor fund performance (versus applicable peer group) could result in no bonus. The amount of fund assets under management typically have an impact on the bonus potential (for example, managing more assets increases the bonus potential); however, this factor typically carries less weight than relative performance. The remaining 30% portion of the bonus is discretionary as determined by AIM and takes into account other subjective factors.

----------
(1) This column reflects investments in a Fund's shares owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended). A portfolio manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.

o EQUITY-BASED COMPENSATION. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of AMVESCAP stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.



o PARTICIPATION IN GROUP INSURANCE PROGRAMS. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.



o PARTICIPATION IN DEFERRED COMPENSATION PLAN. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.


Portfolio managers also participate in benefit plans and programs available generally to all employees.

INVESCO INSTITUTIONAL, (N.A.) INC.

Each portfolio manager's compensation consists of the following five elements:


o BASE SALARY. Each portfolio manager is paid a base salary which is set at a level determined to be appropriate based upon an individual's experience and responsibilities through the use of independent compensation surveys of the investment management industry.



o ANNUAL BONUS. Each portfolio manager is paid an annual cash bonus which has a performance driven component and a discretionary component, the combined total of which will typically range from 50 to over 100 percent of the manager's base salary. Generally, the majority of the of the bonus is pre-tax performance driven, based on the success of the team's investment results which are measured against appropriate market benchmarks and peer groups.. The remaining portion of the bonus is discretionary and is determined by the sub-advisor's Chief Investment Officer and Chief Executive Officer.



o EQUITY-BASED COMPENSATION. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares or deferred shares of AMVESCAP stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.



o PARTICIPATION IN GROUP INSURANCE PROGRAMS. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.



o PARTICIPATION IN DEFERRED COMPENSATION PLAN. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.


Portfolio managers also participate in benefit plans and programs available generally to all employees.

                             OTHER MANAGED ACCOUNTS

                             As of December 31, 2004

         AIM's portfolio managers develop investment models which are used in connection with the management of certain AIM funds as well as other mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The following chart reflects information regarding accounts other than the Fund for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) mutual funds, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance ("performance-based fees"), information on those accounts is specifically broken out.


    NAME OF PORTFOLIO MANAGER          NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER AND TOTAL ASSETS BY
                                                                       CATEGORY
----------------------------------- -------------------------------------------------------------------------------
                            AIM V.I. CORE STOCK FUND
-------------------------------------------------------------------------------------------------------------------
John W. Ferreby                     3 Registered Mutual Funds with $2,471,605,826 in total assets under management

                                    11 Unregistered Pooled Investment Vehicles with $588,996,448 in total assets under management

                                    320 Other Accounts with $10,806,767,378 in total assets under management
----------------------------------- -------------------------------------------------------------------------------
Carl W. Hafele                      3 Registered Mutual Funds with $2,471,605,826 in total assets under management

                                    11 Unregistered Pooled Investment Vehicles with $588,996,448 in total assets under management

                                    320 Other Accounts with $10,806,767,378 in total assets under management
----------------------------------- -------------------------------------------------------------------------------
Richard E. Herrmann                 3 Registered Mutual Funds with $2,471,605,826 in total assets under management

                                    11 Unregistered Pooled Investment Vehicles with $588,996,448 in total assets under management

                                    320 Other Accounts with $10,806,767,378 in total assets under management
----------------------------------- -------------------------------------------------------------------------------
J. Jeffrey Krumpelman               3 Registered Mutual Funds with $2,471,605,826 in total assets under management

                                    11 Unregistered Pooled Investment Vehicles with $588,996,448 in total assets under management

                                    320 Other Accounts with $10,806,767,378 in total assets under management
----------------------------------- -------------------------------------------------------------------------------

    NAME OF PORTFOLIO MANAGER          NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER AND TOTAL ASSETS BY
                                                                       CATEGORY
----------------------------------- -------------------------------------------------------------------------------
Alfred H. Shepard
                                    11 Unregistered Pooled Investment Vehicles with $588,996,448 in total assets under management

                                    320 Other Accounts with $10,806,767,378 in total assets under management
----------------------------------- -------------------------------------------------------------------------------
                             AIM V.I. DYNAMICS FUND
-------------------------------------------------------------------------------------------------------------------
Karl Farmer(3)                      8 Registered Mutual Funds with $2,991,984,685 in total assets under management
----------------------------------- -------------------------------------------------------------------------------
Paul J. Rasplicka                   6 Registered Mutual Funds with $4,302,260,220 in total assets under management
                        AIM V.I. FINANCIAL SERVICES FUND
-------------------------------------------------------------------------------------------------------------------
Michael J. Simon                    12 Registered Mutual Funds with $12,219,224,703 in total assets under management

                                    1 Unregistered Pooled Investment Vehicle with $8,108,039 in total assets under management

                                    3596 Other Accounts with $1,078,482,755 in total assets under management(4)
----------------------------------- -------------------------------------------------------------------------------
Meggan M. Walsh                     3 Registered Mutual Funds with $1,187,074,466 in total assets under management
----------------------------------- -------------------------------------------------------------------------------
                          AIM V.I. HEALTH SCIENCES FUND
-------------------------------------------------------------------------------------------------------------------
Kirk L. Anderson                    16 Registered Mutual Funds with $8,083,747,737 in total assets under management

                                    3 Unregistered Pooled Investment Vehicles with $405,791,235 in total assets under management
----------------------------------- -------------------------------------------------------------------------------
Sunaina A. Murthy(5)                  None
----------------------------------- -------------------------------------------------------------------------------


----------

(3) Mr. Farmer began serving as portfolio manager on April 29, 2005. Information on other accounts that he manages has been provided as of March 31, 2005.



(4) These are accounts of individual investors for which AIM's affiliate, AIM Private Asset Management, Inc. ("APAM") provides investment advice. APAM offers separately managed accounts that are managed according to the investment models developed by AIM's portfolio managers and used in connection with the management of certain AIM funds. APAM accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.



(5) Ms. Murthy began serving as senior analyst and Mr. Farmer began serving as portfolio managers on AIM V.I. Health Sciences Fund on April 29, 2005. Information on either accounts that they manage has been provided as of March 31, 2005.

    NAME OF PORTFOLIO MANAGER          NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER AND TOTAL ASSETS BY
                                                                       CATEGORY
----------------------------------- -------------------------------------------------------------------------------
Derek M. Taner(6)
----------------------------------- -------------------------------------------------------------------------------
Bryan A. Unterhalter                13 Registered Mutual Funds with $10,873,449,719 in total assets under management

                                    4 Unregistered Pooled Investment Vehicles with $487,277,633 in total assets under management
----------------------------------- -------------------------------------------------------------------------------
Michael Yellen                      8 Registered Mutual Funds with $2,248,547,876 in total assets under management

                                    3 Unregistered Pooled Investment Vehicles with $405,277,235 in total assets under management
----------------------------------- -------------------------------------------------------------------------------
                              AIM V.I. LEISURE FUND
-------------------------------------------------------------------------------------------------------------------
Mark Greenberg                      2 Registered Mutual Funds with $1,049,621,606 in total assets under management

                                    2 Unregistered Pooled Investment Vehicles with $135,529,767 in total assets under management
----------------------------------- -------------------------------------------------------------------------------
                       AIM V.I. SMALL COMPANY GROWTH FUND
-------------------------------------------------------------------------------------------------------------------
Jay K. Rushin                       11 Registered Mutual Funds with $4,052,302,206 in total assets under management
----------------------------------- -------------------------------------------------------------------------------
                            AIM V.I. TECHNOLOGY FUND
-------------------------------------------------------------------------------------------------------------------
Michelle Fenton                     2 Registered Mutual Funds with $1,691,805,157 in total assets under management

                                    3 Unregistered Pooled Investment Vehicles with $418,828,691 in total assets under management
----------------------------------- -------------------------------------------------------------------------------
William Keithler                    3 Registered Mutual Funds with $1,788,998,002 in total assets under management

                                    4 Unregistered Pooled Investment Vehicles with $580,041,171 in total assets under management
----------------------------------- -------------------------------------------------------------------------------
                           AIM V.I. TOTAL RETURN FUND
-------------------------------------------------------------------------------------------------------------------
Kenneth R. Bowling                  1 Registered Mutual Fund with $638,832,149 in total assets under management
----------------------------------- -------------------------------------------------------------------------------
John W. Ferreby                     3 Registered Mutual Funds with $2,555,315,513 in total assets under management

                                    11 Unregistered Pooled Investment Vehicles with $588,996,448 in total assets under management

                                    320 Other Accounts with $10,806,737,378 in total assets under management
----------------------------------- -------------------------------------------------------------------------------
Carl W. Hafele                      3 Registered Mutual Funds with $2,555,315,513 in total assets under management



----------
(6) Ms. Murthy began serving as senior analyst and Mr. Farmer began serving as portfolio managers on AIM V.I. Health Sciences Fund on April 29, 2005. Information on either accounts that they manage has been provided as of March 31, 2005.

    NAME OF PORTFOLIO MANAGER          NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER AND TOTAL ASSETS BY
                                                                       CATEGORY
----------------------------------- -------------------------------------------------------------------------------
                                    11 Unregistered Pooled Investment Vehicles with $588,996,448 in total assets under management

                                    320 Other Accounts with $10,806,767,378 in total assets under management
----------------------------------- -------------------------------------------------------------------------------
Richard E. Herrmann                 3 Registered Mutual Funds with $2,555,315,513 in total assets under management

                                    11 Unregistered Pooled Investment Vehicles with $588,996,448 in total assets under management

                                    320 Other Accounts with $10,806,767,378 in total assets under management
----------------------------------- -------------------------------------------------------------------------------
Stephen M. Johnson                  1 Registered Mutual Fund with $638,832,149 in total assets under management
----------------------------------- -------------------------------------------------------------------------------
J. Jeffrey Krumpelman               3 Registered Mutual Funds with $2,555,315,513 in total assets under management

                                    11 Unregistered Pooled Investment Vehicles with $588,996,448 in total assets under management

                                    320 Other Accounts with $10,806,767,378 in total assets under management
----------------------------------- -------------------------------------------------------------------------------
Alfred H. Shepard                   3 Registered Mutual Funds with $2,555,315,513 in total assets under management

                                    11 Unregistered Pooled Investment Vehicles with $588,996,448 in total assets under management

                                    320 Other Accounts with $10,806,767,378 in total assets under management
----------------------------------- -------------------------------------------------------------------------------
                             AIM V.I. UTILITIES FUND
-------------------------------------------------------------------------------------------------------------------
John Segner                         4 Registered Mutual Funds with $911,962,375 in total assets under management

                                    2 Unregistered Pooled Investment Vehicles with $88,073,909 in total assets under management
----------------------------------- -------------------------------------------------------------------------------


Potential Conflicts of Interest

         Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and /or other accounts may be presented with one or more of the following potential conflicts:


o The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. AIM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.


o If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, AIM and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.



o With respect to securities transactions for the Funds, AIM determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), AIM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.



o Finally, the appearance of a conflict of interest may arise where AIM has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.


         AIM and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

                                   APPENDIX C
                              TRUSTEES AND OFFICERS


                              As of March 31, 2005


The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.


                                    TRUSTEE
                                    AND/OR
    NAME, YEAR OF BIRTH AND         OFFICER                                                       OTHER DIRECTORSHIP(s)
POSITION(s) HELD WITH THE TRUST      SINCE       PRINCIPAL OCCUPATION(s) DURING PAST 5 YEARS         HELD BY TRUSTEE
-------------------------------- ------------ ------------------------------------------------- -----------------------
INTERESTED PERSONS

Robert H. Graham(1) -- 1946         1993      Director and Chairman, A I M Management Group     None
Trustee, Vice Chair and                       Inc. (financial services holding company);
President                                     Director and Vice Chairman, AMVESCAP PLC; and
                                              Chairman, AMVESCAP PLC- AIM Division (parent of
                                              AIM and a global investment management firm)
                                              Formerly: President and Chief Executive
                                              Officer, A I M Management Group Inc.; Director,
                                              Chairman and President, A I M Advisors, Inc.
                                              (registered investment advisor); Director and
                                              Chairman, A I M Capital Management, Inc.
                                              (registered investment advisor), A I M
                                              Distributors, Inc. (registered broker dealer),
                                              AIM Investment Services, Inc. (registered
                                              transfer agent), and Fund Management Company
                                              (registered broker dealer); and Chief Executive
                                              Officer, AMVESCAP PLC - Managed Products

Mark H. Williamson(2) -- 1951       2003      Director, President and Chief Executive           None
Trustee and Executive Vice                    Officer, A I M Management Group Inc. (financial
President                                     services holding company); Director, Chairman
                                              and President, A I M Advisors, Inc. (registered
                                              investment advisor); Director, A I M Capital
                                              Management, Inc. (registered investment
                                              advisor) and A I M Distributors, Inc.
                                              (registered broker dealer), Director and
                                              Chairman, AIM Investment Services, Inc.
                                              (registered transfer agent), Fund



----------
(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

                                    TRUSTEE
                                    AND/OR
    NAME, YEAR OF BIRTH AND         OFFICER                                                       OTHER DIRECTORSHIP(s)
POSITION(s) HELD WITH THE TRUST      SINCE       PRINCIPAL OCCUPATION(s) DURING PAST 5 YEARS         HELD BY TRUSTEE
-------------------------------- ------------ ------------------------------------------------- -----------------------
                                              Management Company (registered broker dealer)
                                              and INVESCO Distributors, Inc.; and Chief
                                              Executive Officer, AMVESCAP PLC - AIM Division
                                              (parent of AIM and a global investment
                                              management firm)

                                              Formerly: Director, Chairman, President and
                                              Chief Executive Officer, INVESCO Funds Group,
                                              Inc.; President and Chief Executive Officer,
                                              INVESCO Distributors, Inc.; and Chief Executive
                                              Officer, AMVESCAP PLC - Managed Products

INDEPENDENT TRUSTEES

Bruce L. Crockett(3) -- 1944        1993      Chairman, Crockett Technology Associates          ACE Limited (insurance
Trustee and Chair                             (technology consulting company)                   company); and Captaris,
                                                                                                Inc. (unified messaging
                                                                                                provider)

Bob R. Baker -- 1936                2004      Retired                                           None
Trustee

Frank S. Bayley -- 1939             2001      Retired                                           Badgley Funds, Inc.
Trustee                                                                                         (registered investment
                                              Formerly:  Partner, law firm of Baker & McKenzie  company)

James T. Bunch -- 1942              2004      Co-President and Founder, Green, Manning &        None
Trustee                                       Bunch Ltd. (investment banking firm); and
                                              Director, Policy Studies, Inc. and Van Gilder
                                              Insurance Corporation

Albert R. Dowden -- 1941            2000      Director of a number of public and private        None
Trustee                                       business corporations, including the Boss
                                              Group, Ltd. (private investment and
                                              management); Cortland Trust, Inc. (Chairman)
                                              (registered investment company); Annuity and
                                              Life Re (Holdings), Ltd. (insurance company);
                                              and CompuDyne Corporation (provider of products


----------
(3)      Mr. Crockett was elected Chair of the Board effective October 4, 2004.

                                    TRUSTEE
                                    AND/OR
    NAME, YEAR OF BIRTH AND         OFFICER                                                       OTHER DIRECTORSHIP(s)
POSITION(s) HELD WITH THE TRUST      SINCE       PRINCIPAL OCCUPATION(s) DURING PAST 5 YEARS         HELD BY TRUSTEE
-------------------------------- ------------ ------------------------------------------------- -----------------------
                                              and services to the public security market)

                                              Formerly: Director, President and Chief
                                              Executive Officer, Volvo Group North America,
                                              Inc.; Senior Vice President, AB Volvo; and
                                              director of various affiliated Volvo companies

Edward K. Dunn, Jr. -- 1935         1998      Retired                                           None
Trustee
                                              Formerly: Chairman, Mercantile Mortgage Corp.;
                                              President and  Chief Operating Officer,
                                              Mercantile-Safe Deposit & Trust Co.; and
                                              President, Mercantile Bankshares Corp.

                                    1997      Chief Executive Officer, Twenty First Century     Administaff, and
Jack M. Fields -- 1952                        Group, Inc. (government affairs company); and     Discovery Global
Trustee                                       Owner, Dos Angelos Ranch, L.P.                    Education Fund
                                                                                                (non-profit)
                                              Formerly: Chief Executive Officer, Texana
                                              Timber LP (sustainable forestry company)

Carl Frischling -- 1937             1993      Partner, law firm of Kramer Levin Naftalis and    Cortland Trust, Inc.
Trustee                                       Frankel LLP                                       (registered investment
                                                                                                company)

Gerald J. Lewis - 1933              2004      Chairman, Lawsuit Resolution Services (San        General Chemical Group,
Trustee                                       Diego, California)                                Inc.

Prema Mathai-Davis -- 1950          1998      Formerly:  Chief Executive Officer, YWCA of the   None
Trustee                                       USA

Lewis F. Pennock -- 1942            1993      Partner, law firm of Pennock & Cooper             None
Trustee


Ruth H. Quigley -- 1935             2001      Retired                                           None
Trustee

                                    TRUSTEE
                                    AND/OR
    NAME, YEAR OF BIRTH AND         OFFICER                                                       OTHER DIRECTORSHIP(s)
POSITION(s) HELD WITH THE TRUST      SINCE       PRINCIPAL OCCUPATION(s) DURING PAST 5 YEARS         HELD BY TRUSTEE
-------------------------------- ------------ ------------------------------------------------- -----------------------
Larry Soll - 1942                   2004      Retired                                           None
Trustee

OTHER OFFICERS

Lisa O. Brinkley(4)- 1959           2004      Senior Vice President, A I M Management Group     N/A
Senior Vice President and                     Inc. (financial services holding company);
Chief Compliance Officer                      Senior Vice President and Chief Compliance
                                              Officer, A I M Advisors, Inc.; Vice President
                                              and Chief Compliance Officer, A I M Capital
                                              Management, Inc., and Vice President, A I M
                                              Distributors, Inc.; AIM Investment Services,
                                              Inc. and Fund Management Company

                                              Formerly:  Senior Vice President and Compliance
                                              Director, Delaware Investments Family of Funds;
                                              and Chief Compliance Officer, A I M
                                              Distributors, Inc.


Russell C. Burk(5) -- 1958          2005      Formerly:  Director of Compliance and Assistant   N/A
Senior Vice President                         General Counsel, ICON Advisers, Inc.; Financial
                                              Consultant, Merrill Lynch; General Counsel and
                                              Director of Compliance, ALPS Mutual Funds, Inc.

Kevin M. Carome -- 1956             2003      Director, Senior Vice President, Secretary and    N/A
Senior Vice President,                        General Counsel, A I M Management Group Inc.
Chief Legal Officer and                       (financial services holding company) and A I M
Secretary                                     Advisors, Inc.; Director and Vice President,
                                              INVESCO Distributors, Inc.; Vice President, A I
                                              M Capital Management, Inc., and AIM Investment
                                              Services, Inc.; Director, Vice President and
                                              General Counsel, Fund Management Company; and
                                              Senior Vice President, A I M Distributors, Inc.

                                              Formerly:  Vice President, A I M Distributors,
                                              Inc.; Senior Vice President and General
                                              Counsel, Liberty Financial Companies, Inc.; and
                                              Senior Vice President and General Counsel,
                                              Liberty Funds Group, LLC

----------
(4) Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.

(5) Mr. Burk was elected Senior Vice President of the Trust effective February 15, 2005.

                                    TRUSTEE
                                    AND/OR
    NAME, YEAR OF BIRTH AND         OFFICER                                                       OTHER DIRECTORSHIP(s)
POSITION(s) HELD WITH THE TRUST      SINCE       PRINCIPAL OCCUPATION(s) DURING PAST 5 YEARS         HELD BY TRUSTEE
-------------------------------- ------------ ------------------------------------------------- -----------------------
Robert G. Alley - 1948              1993      Managing Director, Chief Fixed Income Officer     N/A
Vice President                                and Senior Investment Officer, A I M Capital
                                              Management, Inc.; and Vice President, A I M
                                              Advisors, Inc.

                                    1993      Managing Director and Director of Money Market    N/A
Stuart W. Coco -- 1955                        Research and Special Projects, A I M Capital
Vice President                                Management, Inc.; and Vice President, A I M
                                              Advisors, Inc.

                                    2004      Vice President and Fund Treasurer, A I M          N/A
Sidney M. Dilgren - 1961                      Advisors, Inc.
Vice President and Treasurer                  Formerly:  Vice President, A I M Distributors,
                                              Inc.; and Senior Vice President, AIM Investment
                                              Services, Inc.

J. Philip Ferguson(6) -- 1945       2005      Senior Vice President and Chief Investment        N/A
Vice President                                Officer, A I M Advisors Inc.; Director,
                                              Chairman, Chief Executive Officer, President
                                              and Chief Investment Officer, A I M Capital
                                              Management, Inc; Executive Vice President, A I
                                              M Management Group Inc.
                                              Formerly:  Senior Vice President, AIM Private
                                              Asset Management, Inc.; Chief Equity Officer,
                                              and Senior Investment Officer, A I M Capital
                                              Management, Inc.; and Managing Partner, Beutel,
                                              Goodman Capital Management

Mark D. Greenberg -- 1957           2004      Senior Vice President and Senior Portfolio        N/A
Vice President                                Manager, A I M Capital Management, Inc.
                                              Formerly:  Senior Vice President and Senior
                                              Portfolio Manager, INVESCO Institutional
                                              (N.A.), Inc.


----------
(6) Mr. Ferguson was elected Vice President of the Trust effective February 24, 2005.

                                    TRUSTEE
                                    AND/OR
    NAME, YEAR OF BIRTH AND         OFFICER                                                       OTHER DIRECTORSHIP(s)
POSITION(s) HELD WITH THE TRUST      SINCE       PRINCIPAL OCCUPATION(s) DURING PAST 5 YEARS         HELD BY TRUSTEE
-------------------------------- ------------ ------------------------------------------------- -----------------------



William R. Keithler -- 1952         2004      Senior Vice President and Senior Portfolio        N/A
Vice President                                Manager, A I M Capital Management, Inc.
                                              Formerly:  Senior Vice President, Director of
                                              Sector Management and Senior Portfolio Manager,
                                              INVESCO Institutional (N.A.), Inc.

Karen Dunn Kelley -- 1960           1993      Director of Cash Management, Managing Director    N/A
Vice President                                and Chief Cash Management Officer, A I M Capital
                                              Management, Inc.; Director and President, Fund
                                              Management Company; and Vice President, A I M
                                              Advisors, Inc.

                        TRUSTEE OWNERSHIP OF FUND SHARES
                              AS OF MARCH 31, 2005





                                                                                  AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                    SECURITIES IN ALL REGISTERED
                                                                                  INVESTMENT COMPANIES OVERSEEN BY
                                             DOLLAR RANGE OF EQUITY SECURITIES      TRUSTEE IN THE AIM FAMILY OF
         NAME OF TRUSTEE                               PER FUND(7)                  FUNDS--Registered Trademark--
---------------------------------------- -------------------------------------- --------------------------------------
Robert H. Graham                         V.I. Core Stock       Over $100,00                 Over $100,000
                                         V.I. Growth          Over $100,000
Mark H. Williamson                                        -0-                               Over $100,000
Bob R. Baker                                              -0-                               Over $100,000
Frank S. Bayley                                           -0-                               Over $100,000
James T. Bunch                                            -0-                               Over $100,000
Bruce L. Crockett                                         -0-                            $50,001 - $100,000
Albert R. Dowden                                          -0-                               Over $100,000
Edward K. Dunn, Jr.                                       -0-                               Over $100,000(8)
Jack M. Fields                                            -0-                               Over $100,000(8)
Carl Frischling                                           -0-                               Over $100,000(8)
Gerald J. Lewis                                           -0-                               Over $100,000
Prema Mathai-Davis                                        -0-                                $1 - $10,000(8)
Lewis F. Pennock                                          -0-                               Over $100,000
Ruth H. Quigley                                           -0-                             $10,001 - $50,000
Larry Soll                                                -0-                               Over $100,000



----------
(7) During the above period, no Trustee had any equity securities in the Funds.



(8) Includes the total amount of compensation deferred by the trustee at his or her election. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM Funds.

                                   APPENDIX D

                           TRUSTEE COMPENSATION TABLE

         Set forth below is information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2004:


                                                              RETIREMENT        ESTIMATED
                                            AGGREGATE          BENEFITS      ANNUAL BENEFITS          TOTAL
                                        COMPENSATION FROM       ACCRUED      UPON RETIREMENT       COMPENSATION
                                               THE              BY ALL         FROM ALL AIM        FROM ALL AIM
               TRUSTEE                     TRUST(1) (2)      AIM FUNDS(3)        FUNDS(4)          FUNDS(5) (6)
--------------------------------------- ------------------- ---------------- ----------------- ---------------------

Bob R. Baker                                       $26,712         $198,871          $144,786              $189,750
Frank S. Bayley                                     29,676          175,241           112,500               193,500
James T. Bunch                                      26,098          143,455           112,500               186,000
Bruce L. Crockett                                   34,592           75,638           112,500               223,500
Albert R. Dowden                                    29,514           93,210           112,500               192,500
Edward K. Dunn, Jr.                                 29,676          133,390           112,500               193,500
Jack M. Fields                                      28,447           48,070           112,500               186,000
Carl Frischling(7)                                  28,322           62,040           112,500               185,000
Gerald J. Lewis                                     26,098          143,455           112,500               186,000
Prema Mathai-Davis                                  29,062           55,768           112,500               189,750
Lewis F. Pennock                                    28,447           80,777           112,500               186,000
Ruth H. Quigley                                     29,062          154,767           112,500               189,750
Louis S. Sklar(8)                                   28,447          115,160           101,250               186,000
Larry Soll                                          26,098          184,356           130,823               186,000


(1) Amounts shown are based on the fiscal year ended December 31, 2004. The total amount of compensation deferred by all trustees of the Trust during the fiscal year ended December 31, 2004, including earnings, was $101,508.

(2) At the request of the trustees, AMVESCAP has agreed to reimburse the Trust for Fund expenses related to market timing matters. "Aggregate Compensation From the Trust" above does not include $5,770 of trustee compensation which, pursuant to such agreement, was reimbursed by AMVESCAP during the fiscal year ended December 31, 2004.

(3) During the fiscal year ended December 31, 2004, the total amount of expenses allocated to the Trust in respect of such retirement benefits was $132,892.

(4) These amounts represent the estimated annual benefits payable by the AIM Funds upon the trustee's retirement. These estimated benefits assume each trustee serves until his or her normal retirement date and has ten years of service.

(5) All trustees currently serve as trustees of 19 registered investment companies advised by AIM.

(6) At the request of the trustees, AMVESCAP has agreed to reimburse the Trust for Fund expenses related to market timing matters. "Total Compensation From All AIM Funds" above does not include $44,000 of trustee compensation which, pursuant to such agreement, was reimbursed by AMVESCAP during the calendar year ended December 31, 2004.


(7) During the fiscal year ended December 31, 2004 the Trust paid $84,715 in legal fees to Kramer Levin Naftalis & Frankel LLP for services rendered by such firm as counsel to the independent trustees of the Trust. Mr. Frischling is a partner of such firm.


(8)      Mr. Sklar retired as a trustee on December 31, 2004.

                                   APPENDIX E


                         PROXY POLICIES AND PROCEDURES



                         (as amended September 16, 2004)



THE PROXY VOTING POLICIES APPLICABLE TO EACH FUND (EXCEPT AIM V.I. CORE STOCK FUND AND AIM V.I. TOTAL RETURN FUND)




A.       PROXY POLICIES



         Each of A I M Advisors, Inc., A I M Capital Management, Inc., AIM Private Asset Management, Inc. and AIM Alternative Asset Management Company (each an "AIM Advisor" and collectively "AIM") has the fiduciary obligation to, at all times, make the economic best interest of advisory clients the sole consideration when voting proxies of companies held in client accounts. As a general rule, each AIM Advisor shall vote against any actions that would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. At the same time, AIM believes in supporting the management of companies in which it invests, and will accord proper weight to the positions of a company's board of directors, and the AIM portfolio managers who chose to invest in the companies. Therefore, on most issues, our votes have been cast in accordance with the recommendations of the company's board of directors, and we do not currently expect that trend to change. Although AIM's proxy voting policies are stated below, AIM's proxy committee considers all relevant facts and circumstances, and retains the right to vote proxies as deemed appropriate.



      I. BOARDS OF DIRECTORS



         A board that has at least a majority of independent directors is integral to good corporate governance. Key board committees, including audit, compensation and nominating committees, should be completely independent.



         There are some actions by directors that should result in votes being withheld. These instances include directors who:



         o Are not independent directors and (a) sit on the board's audit, compensation or nominating committee, or (b) sit on a board where the majority of the board is not independent;



         o Attend less than 75 percent of the board and committee meetings without a valid excuse;



         o Implement or renew a dead-hand or modified dead-hand poison pill;



         o        Sit on the boards of an excessive number of companies;



         o Enacted egregious corporate governance or other policies or failed to replace management as appropriate;



         o Have failed to act on takeover offers where the majority of the shareholders have tendered their shares; or



         o Ignore a shareholder proposal that is approved by a majority of the shares outstanding.



         Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors:



         o Long-term financial performance of the target company relative to its industry;



         o        Management's track record;



         o        Portfolio manager's assessment;



         o        Qualifications of director nominees (both slates);



         o Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and



         o        Background to the proxy contest.

      II.  INDEPENDENT AUDITORS



         A company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence. We will support the reappointment of the company's auditors unless:



         o It is not clear that the auditors will be able to fulfill their function;



         o There is reason to believe the independent auditors have rendered an opinion that is neither accurate nor indicative of the company's financial position; or



         o The auditors have a significant professional or personal relationship with the issuer that compromises the auditors' independence.



      III. COMPENSATION PROGRAMS



         Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders' ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider all incentives, awards and compensation, and compare them to a company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution.



         o We will generally vote against equity-based plans where the total dilution (including all equity-based plans) is excessive.



         o We will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.



         o We will vote against plans that have any of the following structural features: ability to re-price underwater options without shareholder approval, ability to issue options with an exercise price below the stock's current market price, ability to issue reload options, or automatic share replenishment ("evergreen") feature.



         o We will vote for proposals to reprice options if there is a value-for-value (rather than a share-for-share) exchange.



         o We will generally support the board's discretion to determine and grant appropriate cash compensation and severance packages.



      IV.  CORPORATE MATTERS



         We will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case by case basis, considering the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company's industry and performance in terms of shareholder returns.



         o We will vote for merger and acquisition proposals that the proxy committee and relevant portfolio managers believe, based on their review of the materials, will result in financial and operating benefits, have a fair offer price, have favorable prospects for the combined companies, and will not have a negative impact on corporate governance or shareholder rights.



         o We will vote against proposals to increase the number of authorized shares of any class of stock that has superior voting rights to another class of stock.



         o We will vote for proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company's industry and performance in terms of shareholder returns.



         o We will vote for proposals to institute open-market share repurchase plans in which all shareholders participate on an equal basis.

      V.   SHAREHOLDER PROPOSALS



         Shareholder proposals can be extremely complex, and the impact on share value can rarely be anticipated with any high degree of confidence. The proxy committee reviews shareholder proposals on a case-by-case basis, giving careful consideration to such factors as: the proposal's impact on the company's short-term and long-term share value, its effect on the company's reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company's overall corporate governance provisions, and the reasonableness of the request.



         o We will generally abstain from shareholder social and environmental proposals.



         o We will generally support the board's discretion regarding shareholder proposals that involve ordinary business practices.



         o We will generally vote for shareholder proposals that are designed to protect shareholder rights if the company's corporate governance standards indicate that such additional protections are warranted.



         o We will generally vote for proposals to lower barriers to shareholder action.



         o We will generally vote for proposals to subject shareholder rights plans to a shareholder vote. In evaluating these plans, we give favorable consideration to the presence of "TIDE" provisions (short-term sunset provisions, qualified bid/permitted offer provisions, and/or mandatory review by a committee of independent directors at least every three years).



      VI.  OTHER



         o We will vote against any proposal where the proxy materials lack sufficient information upon which to base an informed decision.



         o We will vote against any proposals to authorize the proxy to conduct any other business that is not described in the proxy statement.



         o We will vote any matters not specifically covered by these proxy policies and procedures in the economic best interest of advisory clients.



           AIM's proxy policies, and the procedures noted below, may be amended from time to time.



B.       PROXY COMMITTEE PROCEDURES



         The proxy committee currently consists of representatives from the Legal and Compliance Department, the Investments Department and the Finance Department.



         The committee members review detailed reports analyzing the proxy issues and have access to proxy statements and annual reports. Committee members may also speak to management of a company regarding proxy issues and should share relevant considerations with the proxy committee. The committee then discusses the issues and determines the vote. The committee shall give appropriate and significant weight to portfolio managers' views regarding a proposal's impact on shareholders. A proxy committee meeting requires a quorum of three committee members, voting in person or by e-mail.



         AIM's proxy committee shall consider its fiduciary responsibility to all clients when addressing proxy issues and vote accordingly. The proxy committee may enlist the services of reputable outside professionals and/or proxy evaluation services, such as Institutional Shareholder Services or any of its subsidiaries ("ISS"), to assist with the analysis of voting issues and/or to carry out the actual voting process. To the extent the services of ISS or another provider are used, the proxy committee shall periodically review the policies of that provider. The proxy committee shall prepare a report for the Funds' Board of Trustees on a periodic basis regarding issues where AIM's votes do not follow the recommendation of ISS or another provider because AIM's proxy policies differ from those of such provider.

         In addition to the foregoing, the following shall be strictly adhered to unless contrary action receives the prior approval of the Funds' Board of Trustees:



         1. Other than by voting proxies and participating in Creditors' committees, AIM shall not engage in conduct that involves an attempt to change or influence the control of a company.



         2. AIM will not publicly announce its voting intentions and the reasons therefore.



         3. AIM shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.



         4. All communications regarding proxy issues between the proxy committee and companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing AIM's concerns for its advisory clients' interests and not for an attempt to influence or control management.



C.       BUSINESS/DISASTER RECOVERY



         If the proxy committee is unable to meet due to a temporary business interruption, such as a power outage, a sub-committee of the proxy committee may vote proxies in accordance with the policies stated herein. If the sub-committee of the proxy committee is not able to vote proxies, the sub-committee shall authorize ISS to vote proxies by default in accordance with ISS' proxy policies and procedures, which may vary slightly from AIM's.



D.       RESTRICTIONS AFFECTING VOTING



         If a country's laws allow a company in that country to block the sale of the company's shares by a shareholder in advance of a shareholder meeting, AIM will not vote in shareholder meetings held in that country, unless the company represents that it will not block the sale of its shares in connection with the meeting. Administrative or other procedures, such as securities lending, may also cause AIM to refrain from voting. Although AIM considers proxy voting to be an important shareholder right, the proxy committee will not impede a portfolio manager's ability to trade in a stock in order to vote at a shareholder meeting.



E.       CONFLICTS OF INTEREST



         The proxy committee reviews each proxy to assess the extent to which there may be a material conflict between AIM's interests and those of advisory clients. A potential conflict of interest situation may include where AIM or an affiliate manages assets for, administers an employee benefit plan for, provides other financial products or services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote proxies in favor of management of the company may harm AIM's relationship with the company. In order to avoid even the appearance of impropriety, the proxy committee will not take AIM's relationship with the company into account, and will vote the company's proxies in the best interest of the advisory clients, in accordance with these proxy policies and procedures.



         In the event that AIM's proxy policies and voting record do not guide the proxy committee's vote in a situation where a conflict of interest exists, the proxy committee will vote the proxy in the best interest of the advisory clients, and will provide information regarding the issue to the Funds' Board of Trustees in the next quarterly report.



         To the extent that a committee member has any conflict of interest with respect to a company or an issue presented, that committee member should inform the proxy committee of such conflict and abstain from voting on that company or issue.



F.       FUND OF FUNDS



         When an AIM Fund that invests in another AIM Fund(s) has the right to vote on the proxy of the underlying AIM Fund, AIM will seek guidance from the Board of Trustees of the investing AIM Fund on how to vote such proxy.

THE PROXY VOTING POLICIES APPLICABLE TO AIM V.I. CORE STOCK FUND AND AIM V.I. TOTAL RETURN FUND FOLLOW:



                                 GENERAL POLICY



INVESCO Institutional (N.A.), Inc. and its wholly-owned subsidiaries, and INVESCO Global Asset Management (N.A.), Inc. (collectively, "INVESCO"), each has responsibility for making investment decisions that are in the best interests of its clients. As part of the investment management services it provides to clients, INVESCO may be authorized by clients to vote proxies appurtenant to the shares for which the clients are beneficial owners.



INVESCO believes that it has a duty to manage clients' assets in the best economic interests of the clients and that the ability to vote proxies is a client asset.



INVESCO reserves the right to amend its proxy policies and procedures from time to time without prior notice to its clients.



                              PROXY VOTING POLICIES




VOTING OF PROXIES



INVESCO will vote client proxies in accordance with the procedures set forth below unless the client for non-ERISA clients retains in writing the right to vote, the named fiduciary (e.g., the plan sponsor) for ERISA clients retains in writing the right to direct the plan trustee or a third party to vote proxies or INVESCO determines that any benefit the client might gain from voting a proxy would be outweighed by the costs associated therewith.



BEST ECONOMIC INTERESTS OF CLIENTS



In voting proxies, INVESCO will take into consideration those factors that may affect the value of the security and will vote proxies in a manner in which, in its opinion, is in the best economic interests of clients. INVESCO endeavors to resolve any conflicts of interest exclusively in the best economic interests of clients.



ISS SERVICES



INVESCO has contracted with Institutional Shareholder Services ("ISS"), an independent third party service provider, to vote INVESCO's clients' proxies according to ISS's proxy voting recommendations. In addition, ISS will provide proxy analyses, vote recommendations, vote execution and record-keeping services for clients for which INVESCO has proxy voting responsibility. On an annual basis, INVESCO will review information obtained from ISS to ascertain whether ISS (i) has the capacity and competency to adequately analyze proxy issues, and
(ii) can make such recommendations in an impartial manner and in the best economic interest of INVESCO's clients. This may include a review of ISS' Policies, Procedures and Practices Regarding Potential Conflicts of Interests and obtaining information about the work ISS does for corporate issuers and the payments ISS receives from such issuers.



Custodians forward proxy materials for clients who rely on INVESCO to vote proxies to ISS. ISS is responsible for exercising the voting rights in accordance with the ISS proxy voting guidelines. If INVESCO receives proxy materials in connection with a client's account where the client has, in writing, communicated to INVESCO that the client, plan fiduciary or other third party has reserved the right to vote proxies, INVESCO will forward to the party appointed by client any proxy materials it receives with respect to the account. In order to avoid voting proxies in circumstances where INVESCO, or any of its affiliates have or may have any conflict of interest, real or perceived, INVESCO has engaged ISS to provide the proxy analyses, vote recommendations and voting of proxies.



In the event that (i) ISS recuses itself on a proxy voting matter and makes no recommendation or (ii) INVESCO decides to override the ISS vote recommendation, the Proxy Committee will review the issue and direct ISS how to vote the proxies as described below.

PROXY COMMITTEE



The Proxy Committee shall have seven (7) members, which shall include representatives from portfolio management, operations, and legal/compliance or other functional departments as deemed appropriate who are knowledgeable regarding the proxy process. A majority of the members of the Proxy Committee shall constitute a quorum and the Proxy Committee shall act by a majority vote. The chair of the Proxy Committee shall be chosen by the Chief Compliance Officer of INVESCO. The Proxy Committee shall keep minutes of its meetings that shall be kept with the proxy voting records of INVESCO. The Proxy Committee will appoint a Proxy Manager to manage the proxy voting process, which includes the voting of proxies and the maintenance of appropriate records.



Proxy Committee meetings shall be called by the Proxy Manager when override submissions are made and in instances when ISS has recused itself from a vote recommendation. In these situations, the Proxy Committee shall meet and determine how proxies are to be voted in the best interests of clients.



The Proxy Committee periodically reviews new types of corporate governance issues, evaluates proposals not addressed by the ISS proxy voting guidelines in instances when ISS has recused itself, and determines how INVESCO should vote. The Committee monitors adherence to these Procedures, industry trends and reviews the ISS proxy voting guidelines.



ISS RECUSAL



When ISS makes no recommendation on a proxy voting issue or is recused due to a conflict of interest, the Proxy Committee will review the issue and, if INVESCO does not have a conflict of interest, direct ISS how to vote the proxies. In such cases where INVESCO has a conflict of interest, INVESCO, in its sole discretion, shall either (a) vote the proxies pursuant to ISS's general proxy voting guidelines, (b) engage an independent third party to provide a vote recommendation, or (c) contact its client(s) for direction as to how to vote the proxies.



OVERRIDE OF ISS RECOMMENDATION



There may be occasions where the INVESCO investment personnel, senior officers or a member of the Proxy Committee seek to override ISS's recommendations if they believe that ISS's recommendations are not in accordance with the best economic interests of clients. In the event that an individual listed above in this section disagrees with an ISS recommendation on a particular voting issue, the individual shall document in writing the reasons that he/she believes that the ISS recommendation is not in accordance with clients' best economic interests and submit such written documentation to the Proxy Manager for consideration by the Proxy Committee. Upon review of the documentation and consultation with the individual and others as the Proxy Committee deems appropriate, the Proxy Committee may make a determination to override the ISS voting recommendation if the Committee determines that it is in the best economic interests of clients and the Committee has addressed conflict of interest issues as discussed below.



PROXY COMMITTEE MEETINGS



When a Proxy Committee Meeting is called, whether because of an ISS recusal or request for override of an ISS recommendation, the Proxy Committee shall review the report of the Chief Compliance Officer as to whether any INVESCO person has reported a conflict of interest.



The Proxy Committee shall review the information provided to it to determine if a real or perceived conflict of interest exists and the minutes of the Proxy Committee shall:



         (1)      describe any real or perceived conflict of interest,



         (2) discuss any procedure used to address such conflict of interest,



         (3) report any contacts from outside parties (other than routine communications from proxy solicitors), and



         (4) include confirmation that the recommendation as to how the proxies are to be voted is in the best economic interests of clients and was made without regard to any conflict of interest.

Based on the above review and determinations, the Proxy Committee will direct ISS how to vote the proxies.



CERTAIN PROXY VOTES MAY NOT BE CAST



In some cases, INVESCO may determine that it is not in the best economic interests of clients to vote proxies. For example, proxy voting in certain countries outside the United States requires share blocking. Shareholders who wish to vote their proxies must deposit their shares 7 to 21 days before the date of the meeting with a designated depositary. During the blocked period, shares to be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to the Custodian/Sub-Custodian bank. In addition, voting certain international securities may involve unusual costs to clients. In other cases, it may not be possible to vote certain proxies despite good faith efforts to do so, for instance when inadequate notice of the matter is provided. In the instance of loan securities, voting of proxies typically requires termination of the loan, so it is not usually in the best economic interests of clients to vote proxies on loaned securities. INVESCO typically will not, but reserves the right to, vote where share blocking restrictions, unusual costs or other barriers to efficient voting apply. If INVESCO does not vote, it would have made the determination that the cost of voting exceeds the expected benefit to the client. The Proxy Manager shall record the reason for any proxy not being voted, which record shall be kept with the proxy voting records of INVESCO.



PROXY VOTING RECORDS



Clients may obtain information about how INVESCO voted proxies on their behalf by contacting their client services representative. Alternatively, clients may make a written request for proxy voting information to: Proxy Manager, 1360 Peachtree Street, N.E., Atlanta, Georgia 30309.



                              CONFLICTS OF INTEREST




PROCEDURES TO ADDRESS CONFLICTS OF INTEREST AND IMPROPER INFLUENCE



In order to avoid voting proxies in circumstances where INVESCO or any of its affiliates have or may have any conflict of interest, real or perceived, INVESCO has contracted with ISS to provide proxy analyses, vote recommendations and voting of proxies. Unless noted otherwise by ISS, each vote recommendation provided by ISS to INVESCO includes a representation from ISS that ISS faces no conflict of interest with respect to the vote. In instances where ISS has recused itself and makes no recommendation on a particular matter or if an override submission is requested, the Proxy Committee shall determine how the proxy is to be voted and instruct the Proxy Manager accordingly in which case the conflict of interest provisions discussed below shall apply.



In effecting the policy of voting proxies in the best economic interests of clients, there may be occasions where the voting of such proxies may present a real or perceived conflict of interest between INVESCO, as the investment manager, and clients.



For each director, officer and employee of INVESCO ("INVESCO person"), the interests of INVESCO's clients must come first, ahead of the interest of INVESCO and any person within the INVESCO organization, which includes INVESCO's affiliates.



Accordingly, each INVESCO person must not put "personal benefit," whether tangible or intangible, before the interests of clients of INVESCO or otherwise take advantage of the relationship to INVESCO's clients. "Personal benefit" includes any intended benefit for oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for a client of INVESCO, as appropriate. It is imperative that each of INVESCO's directors, officers and employees avoid any situation that might compromise, or call into question, the exercise of fully independent judgment in the interests of INVESCO's clients.



Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may also exist if INVESCO has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. An INVESCO person (excluding members of the Proxy

Committee) shall not be considered to have a conflict of interest if the INVESCO person did not know of the conflict of interest and did not attempt to influence the outcome of a proxy vote. Any individual with actual knowledge of a conflict of interest relating to a particular referral item shall disclose that conflict to the Chief Compliance Officer.



The following are examples of situations where a conflict may exist:



         o Business Relationships - where INVESCO manages money for a company or an employee group, manages pension assets or is actively soliciting any such business, or leases office space from a company;



         o Personal Relationships - where a INVESCO person has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships; and



         o Familial Relationships - where an INVESCO person has a known familial relationship relating to a company (e.g. a spouse or other relative who serves as a director of a public company or is employed by the company).



In the event that INVESCO (or an affiliate) manages assets for a company, its pension plan, or related entity or where any member of the Proxy Committee has a personal conflict of interest, and where clients' funds are invested in that company's shares, the Proxy Committee will not take into consideration this relationship and will vote proxies in that company solely in the best economic interest of its clients.



It is the responsibility of the Proxy Manager and each member of the Proxy Committee to report any real or potential conflict of interest of which such individual has actual knowledge to the Chief Compliance Officer, who shall present any such information to the Proxy Committee. However, once a particular conflict has been reported to the Chief Compliance Officer, this requirement shall be deemed satisfied with respect to all individuals with knowledge of such conflict.



In addition, the Proxy Manager and each member of the Proxy Committee shall certify annually as to their compliance with this policy. In addition, any INVESCO person who submits an ISS override recommendation to the Proxy Committee shall certify as to their compliance with this policy concurrently with the submission of their override recommendation. A form of such certification is attached as Appendix A hereto.



In addition, members of the Proxy Committee must notify INVESCO's Chief Compliance Officer, with impunity and without fear of retribution or retaliation, of any direct, indirect or perceived improper influence made by anyone within INVESCO or by an affiliated company's representatives with regard to how INVESCO should vote proxies. The Chief Compliance Officer will investigate the allegations and will report his or her findings to the INVESCO Risk Management Committee. In the event that it is determined that improper influence was made, the Risk Management Committee will determine the appropriate action to take which may include, but is not limited to, (1) notifying the affiliated company's Chief Executive Officer, its Management Committee or Board of Directors, (2) taking remedial action, if necessary, to correct the result of any improper influence where clients have been harmed, or (3) notifying the appropriate regulatory agencies of the improper influence and to fully cooperate with these regulatory agencies as required. In all cases, the Proxy Committee shall not take into consideration the improper influence in determining how to vote proxies and will vote proxies solely in the best economic interest of clients.



Furthermore, members of the Proxy Committee must advise INVESCO's Chief Compliance Officer and fellow Committee members of any real or perceived conflicts of interest he or she may have with regard to how proxies are to be voted regarding certain companies (e.g., personal security ownership in a company, or personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships). After reviewing such conflict, upon advice from the Chief Compliance Officer, the Committee may require such Committee member to recuse himself or herself from participating in the discussions regarding the proxy vote item and from casting a vote regarding how INVESCO should vote such proxy.



                           ISS PROXY VOTING GUIDELINES



A copy of ISS's Proxy Voting Guidelines Summary in effect as of the revised date set forth on the title page of this Proxy Voting Policy is attached hereto as Appendix B.

                                   APPENDIX A



                        ACKNOWLEDGEMENT AND CERTIFICATION




                  I acknowledge that I have read the INVESCO Proxy Voting Policy (a copy of which has been supplied to me, which I will retain for future reference) and agree to comply in all respects with the terms and provisions thereof. I have disclosed or reported all real or potential conflicts of interest to the INVESCO Compliance Officer and will continue to do so as matters arise. I have complied with all provisions of this Policy.



         -----------------------------------------------------------------------
                                                                      Print Name
         -----------------------------------------------------------------------

         -----------------------------------------------------------------------
              Date                                                     Signature
         -----------------------------------------------------------------------

                                   APPENDIX B



                    ISS 2005 PROXY VOTING GUIDELINES SUMMARY



o The following is a condensed version of all proxy voting recommendations contained in the ISS Proxy Voting Manual.



o        1. Operational Items



o        ADJOURN MEETING



o Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.



o Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction for which ISS has recommended a FOR vote. Vote AGAINST proposals if the wording is too vague or if the proposal includes "other business."



o        AMEND QUORUM REQUIREMENTS



o Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.



o        AMEND MINOR BYLAWS



o Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).



o        CHANGE COMPANY NAME o Vote FOR proposals to change the corporate name.



o        CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING



o Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.



o Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.



o        RATIFYING AUDITORS



o Vote FOR proposals to ratify auditors, unless any of the following apply:



         o An auditor has a financial interest in or association with the company, and is therefore not independent



         o        Fees for non-audit services are excessive, or



         o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.



o Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.



o Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account the tenure of the audit firm, the length of rotation specified in the proposal, any significant audit-related issues at the company, the number of Audit Committee meetings held each year, the number of financial experts serving on the committee, and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.



o        TRANSACT OTHER BUSINESS



o Vote AGAINST proposals to approve other business when it appears as voting item.



o        VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS



o Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:



         o Attend less than 75 percent of the board and committee meetings without a valid excuse



         o Implement or renew a dead-hand or modified dead-hand poison pill



         o Adopt a poison pill without shareholder approval since the company's last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption

         o Ignore a shareholder proposal that is approved by a majority of the shares outstanding



         o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years



         o Failed to act on takeover offers where the majority of the shareholders tendered their shares



         o Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees



         o Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees



         o Are audit committee members and the non -audit fees paid to the auditor are excessive. In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.



         o Are inside directors or affiliated outside directors and the full board is less than majority independent



         o Sit on more than six public company boards or on more than two public boards in addition to their own if they are CEOs of public companies.



         o Are on the compensation committee when there is a negative correlation between chief executive pay and company performance



         o Have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election



o        AGE LIMITS



o Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.



o        BOARD SIZE



o Vote FOR proposals seeking to fix the board size or designate a range for the board size.



o Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.



o        CLASSIFICATION/DECLASSIFICATION OF THE BOARD



o        Vote AGAINST proposals to classify the board.



o Vote FOR proposals to repeal classified boards and to elect all directors annually.



o        CUMULATIVE VOTING



o        Vote AGAINST proposals to eliminate cumulative voting.



o Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis based on the extent that shareholders have access to the board through their own nominations.



o        DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION



o Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.



o Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.



o Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.



o Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:



         o The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

         o        Only if the director's legal expenses would be covered.



o        ESTABLISH/AMEND NOMINEE QUALIFICATIONS



o Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.



o Vote AGAINST shareholder proposals requiring two candidates per board seat.



o        FILLING VACANCIES/REMOVAL OF DIRECTORS



o Vote AGAINST proposals that provide that directors may be removed only for cause.



o Vote FOR proposals to restore shareholder ability to remove directors with or without cause.



o Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.



o Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.



o        INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)



o Generally vote FOR shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:



         o Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director)



         o        Two-thirds independent board




         o        All-independent key committees



         o        Established governance guidelines



o        Additionally, the company should not have under-performed its peers.



o        MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES



o Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.



o Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.



o        OPEN ACCESS



o Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent's rationale for targeting the company in terms of board and director conduct.



o        STOCK OWNERSHIP REQUIREMENTS



o Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.



o Vote CASE-BY-CASE shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.



o        TERM LIMITS



o Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.



o        2. Proxy Contests



o        VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS



o Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:



         o Long-term financial performance of the target company relative to its industry; management's track record



         o        Background to the proxy contest

         o        Qualifications of director nominees (both slates)



         o Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions



o        REIMBURSING PROXY SOLICITATION EXPENSES



o Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.



o        CONFIDENTIAL VOTING



o Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.



o        Vote FOR management proposals to adopt confidential voting.



o        3. Anti-takeover Defenses and Voting Related Issues



o        ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS



o Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.



o        AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT



o Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.



o Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.



o        POISON PILLS



o Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.



o Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.



o        SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT



o Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.



o Vote FOR proposals to allow or make easier shareholder action by written consent.



o        SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS



o Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.



o Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.



o        SUPERMAJORITY VOTE REQUIREMENTS



o        Vote AGAINST proposals to require a supermajority shareholder vote.



o        Vote FOR proposals to lower supermajority vote requirements.



o        4. Mergers and Corporate Restructurings



o        APPRAISAL RIGHTS



o Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.



o        ASSET PURCHASES



o Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:



         o        Purchase price



         o        Fairness opinion



         o        Financial and strategic benefits



         o        How the deal was negotiated



         o        Conflicts of interest



         o        Other alternatives for the business



         o        Non-completion risk



o        ASSET SALES



o Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:



         o        Impact on the balance sheet/working capital



         o        Potential elimination of diseconomies



         o        Anticipated financial and operating benefits



         o        Anticipated use of funds

         o        Value received for the asset



         o        Fairness opinion



         o        How the deal was negotiated



         o        Conflicts of interest.



o        BUNDLED PROPOSALS



o Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals.



o In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items.



o In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.



o        CONVERSION OF SECURITIES



o Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest. Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.



o CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS



o Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:



         o        Dilution to existing shareholders' position



         o        Terms of the offer



         o        Financial issues



         o        Management's efforts to pursue other alternatives



         o        Control issues



         o        Conflicts of interest



o Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.



o        FORMATION OF HOLDING COMPANY



o Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:



         o        The reasons for the change



         o        Any financial or tax benefits



         o        Regulatory benefits



         o        Increases in capital structure



         o Changes to the articles of incorporation or bylaws of the company.



o Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:



         o Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS



         o        Capital Structure model



         o        Adverse changes in shareholder rights



o        GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)



o Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.



o        JOINT VENTURES



o Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and non-completion risk.



o        LIQUIDATIONS

o Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.



o Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.



o        MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR
         ACQUISITION



o Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:



         o Prospects of the combined company, anticipated financial and operating benefits



         o        Offer price



         o        Fairness opinion



         o        How the deal was negotiated



         o        Changes in corporate governance



         o        Change in the capital structure



         o        Conflicts of interest



         o        PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES



o Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest. Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.



o        SPIN-OFFS



o Votes on spin-offs should be considered on a CASE-BY-CASE basis depending on:



         o        Tax and regulatory advantages



         o        Planned use of the sale proceeds



         o        Valuation of spin-off



         o        Fairness opinion



         o        Benefits to the parent company



         o        Conflicts of interest



         o        Managerial incentives



         o        Corporate governance changes



         o        Changes in the capital structure



o        VALUE MAXIMIZATION PROPOSALS



o Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.



o        5. State of Incorporation



o        CONTROL SHARE ACQUISITION PROVISIONS



o Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.



o Vote AGAINST proposals to amend the charter to include control share acquisition provisions.



o        Vote FOR proposals to restore voting rights to the control shares.



o        CONTROL SHARE CASH-OUT PROVISIONS



o        Vote FOR proposals to opt out of control share cash-out statutes.



o        DISGORGEMENT PROVISIONS



o        Vote FOR proposals to opt out of state disgorgement provisions.



o        FAIR PRICE PROVISIONS



o Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.



o Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

o        FREEZE-OUT PROVISIONS



o        Vote FOR proposals to opt out of state freeze-out provisions.



o        GREENMAIL



o Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.



o Review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.



o        REINCORPORATION PROPOSALS



o Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.



o Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.



o        STAKEHOLDER PROVISIONS



o Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.



o        STATE ANTI-TAKEOVER STATUTES



o Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).



o        6. Capital Structure



o        ADJUSTMENTS TO PAR VALUE OF COMMON STOCK



o        Vote FOR management proposals to reduce the par value of common stock.



o        COMMON STOCK AUTHORIZATION



o Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.



o Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.



o Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain.




o        DUAL-CLASS STOCK



o Vote AGAINST proposals to create a new class of common stock with superior voting rights.



o Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:



         o It is intended for financing purposes with minimal or no dilution to current shareholders



         o It is not designed to preserve the voting power of an insider or significant shareholder



o        ISSUE STOCK FOR USE WITH RIGHTS PLAN



o Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).



o        PREEMPTIVE RIGHTS



o Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.



o        PREFERRED STOCK



o Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).



o Vote FOR proposals to create "de-clawed" blank check preferred stock (stock that cannot be used as a takeover defense).



o Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.



o Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.



o        RECAPITALIZATION



o Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.



o        REVERSE STOCK SPLITS



o Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.



o Vote FOR management proposals to implement a reverse stock split to avoid delisting.



o Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.



o        SHARE REPURCHASE PROGRAMS



o Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.



o        STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS



o Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.



o        TRACKING STOCK



o Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spin-off.



o        7.       Executive and Director Compensation



o Votes with respect to equity-based compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.



o Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to plan participants, adjusted for:



         o Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),



         o        Cash compensation, and



         o        Categorization of the company as emerging, growth, or mature.



o        These adjustments are pegged to market capitalization.



o Vote AGAINST plans that expressly permit the re-pricing of underwater stock options without shareholder approval.



o Generally vote AGAINST plans in which (I) there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance) and the main source of the pay increase (over half) is equity-based and (2) the CEO is the participant of the equity proposal. A decrease in performance is based on negative one- and three-year total shareholder returns. An increase in pay is based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year. Also may WITHHOLD votes from the Compensation Committee members.

GENERALLY VOTE AGAINST PLANS IF THE COMPANY'S MOST RECENT THREE-YEAR BURN RATE EXCEEDS ONE STANDARD DEVIATION IN EXCESS OF THE INDUSTRY MEAN AND IS OVER TWO PERCENT OF COMMON SHARES OUTSTANDING. SEE TABLE 1 FOR DETAILS.




TABLE 1: PROXY SEASON 2005 BURN RATE THRESHOLDS



                                                  RUSSELL 3000                            NON-RUSSELL 3000
------------------------------------------------  ------------------------------------    ----------------------------------------
                                                              Standard     Mean + Std                   Standard        Mean + Std
      GICS                  GICS Dsec               Mean      Deviation       Dev          Mean        Deviation          Dev
----------------- ------------------------------  ----------  -----------  -----------    -----------  ---------------  ----------
1010              Energy                          1.60%       1.02%        2.61%          2.59%        2.19%            4.78%
1510              Materials                       1.55%        .81%        2.36%          2.54%        1.92%            4.46%
2010              Capital Goods                   1.86%       1.19%        3.05%          3.23%        2.93%            6.17%
2020              Commercial Services & Supplies   287%       1.53%        4.40%          4.39%        3.68%            8.07%
2030              Transportation                  2.10%       1.50%        3.60%          2.44%        2.22%            4.66%
2510              Automobiles & Components        2.10%       1.37%        3.48%          2.90%        2.28%            5.18%
2520              Consumer Durables & Apparel     2.40%       1.51%        3.90%          3.42%        2.79%            6.21%
2530              Hotels Restaurants & Leisure    2.39%       1.08%        3.48%          3.30%        2.87%            6.17%
2540              Media                           2.34%       1.50%        3.84%          4.12%        2.89%            7.01%
2550              Retailing                       2.89%       1.95%        4.84%          4.26%        3.50%            7.75%
3010 to 3030      Food & Staples Retailing        1.98%       1.50%        3.48%          3.37%        3.32%            6.68%
3510              Health Care Equipment &         3.24%       1.96%        5.20%          4.55%        3.24%            7.79%
                  Services
3520              Pharmaceuticals &               3.60%       1.72%        5.32%          5.77%        4.15%            9.92%
                  Biotechnology
4010              Banks                           1.44%       1.17%        2.61%          1.65%        1.60%            3.25%
4020              Diversified Financials          3.12%       2.54%        5.66%          5.03%        3.35%            8.55%
4030              Insurance                       1.45%        .88%        2.32%          2.47%        1.77%            4.24%
4040              Real Estate                     1.01%        .89%        1.90%          1.51%        1.50%            3.01%
4510              Software & Services             5.44%       3.05%        8.49%          8.08%        6.01%           14.10%
4520              Technology Hardware &           4.00%       2.69%        6.68%          5.87%        4.25%           10.12%
                  Equipment
4530              Semiconductors &                5.12%       2.86%        7.97%          6.79%        3.95%           10.74%
                  Semiconductor Equipment
5010              Telecommunications Services     2.56%       2.39%        4.95%          4.66%        3.90%            8.56%
5510              Utilities                        .90%        .65%        1.55%          3.74%        4.63%            8.38%



A company with high three-year average burn rates may avoid triggering the burn rate policy by committing to the industry average over the next years.



However, the above general voting guidelines for pay for performance may change if the compensation committee members can demonstrate that they have improved committee performance based on additional public filing such as a DEFA 14A or 8K. The additional filing needs to present strong and compelling evidence of improved performance with new information that has not been disclosed in the original proxy statement. The reiteration of the compensation committee report will not be sufficient evidence of improved committee performance.



Evidence of improved compensation committee performance includes all of the following:



The compensation committee has reviewed all components of the CEO's compensation, including the following:



         o        Base salary, bonus, long-term incentives



         o Accumulative realized and unrealized stock option and restricted stock gains



         o Dollar value of perquisites and other personal benefits to the CEO and the cost to the company



         o Earnings and accumulated payment obligations under the company's nonqualified deferred compensation program



         o Actual projected payment obligations under the company's supplemental executive retirement plan (SERPs)

A tally sheet setting forth all the above components was prepared and reviewed affixing dollar amounts under the various payout scenarios.



A tally sheet with all the above components should be disclosed for the following termination scenarios:



         o        Payment if termination occurs within 12 months: $_____



         o Payment if "not for cause" termination occurs within 12 months: $______



         o Payment if "change of control" termination occurs within 12 months: $_____



The compensation committee is committed to provide additional information on the named executives' annual cash bonus program and/or long-term incentive cash plan for the current fiscal year. The compensation committee will provide full disclosure of the qualitative and quantitative performance criteria and hurdle rates used to determine the payouts of the cash program. From this disclosure, shareholders will know the minimum level of performance required for any cash bonus to be delivered as well as the maximum cash bonus payable for superior performance.



The repetition of the compensation committee report does not meet ISS' requirement of compelling and strong evidence of improved disclosure. The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the annual cash bonus and/or long-term incentive cash plan based on the additional disclosure.



(1) The compensation committee is committed to grant a substantial portion of performance-based equity awards to the named executive officers. A substantial portion of performance-based awards would be at least 50 percent of the shares awarded to each of the named executive officers. Performance-based equity awards are earned or paid out based on the achievement of company performance targets. The company will disclose the details of the performance criteria (e.g., return on equity) and the hurdle rates (e.g., 15 percent) associated with the performance targets. From this disclosure, shareholders will know the minimum level of performance required for any equity grants to be made. The performance-based equity awards do not refer to non-qualified stock options' or performance-accelerated grants2. Instead, performance-based equity awards are performance-contingent grants where the individual will not receive the equity grant by not meeting the target performance and vice versa.



The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure.



(2) The compensation committee has the sole authority to hire and fire outside compensation consultants. The role of the outside compensation consultant is to assist the compensation committee to analyze executive pay packages or contracts and understand the company's financial measures.



Based on the additional disclosure of improved performance of the compensation committee, ISS will generally vote FOR the compensation committee members up for annual election and vote FOR the employee-based stock plan if there is one on the ballot. However, ISS is not likely to vote FOR the compensation committee members and/or the employee-based stock plan if ISS believes the company has not provided compelling and sufficient evidence of transparent additional disclosure of executive compensation based on the above requirements.



----------



(1) Non-qualified stock options are not performance-based awards unless the grant or the vesting of the stock options is tied to the achievement of a pre-determined and disclosed performance measure. A rising stock market will generally increase share prices of all companies, despite of the company's underlying performance.



(2) Performance-accelerated grants are awards that vest earlier based on the achievement of a specified measure. However, these grants will ultimately vest over time even without the attainment of the goal(s).

DIRECTOR COMPENSATION



Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.



On occasion, director stock plans that set aside a relatively small of shares when combined with employee or executive stock compensation plans exceed the allowable cap. In such cases, starting proxy season 2005, ISS will supplement the analytical approach with a qualitative review of board compensation for companies, taking into consideration:



         o        Director stock ownership guidelines



                  -        A minimum of three times the annual cash retainer.



         o        Vesting schedule or mandatory holding/deferral period



                  - A minimum vesting of three years for stock options or restricted stock, or - Deferred stock payable at the end of a three-year deferral period.



         o        Mix between cash and equity



                  - A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity.



                  - If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.



         o        Retirement/Benefit and Perquisites programs



                  - No retirement/benefits and perquisites provided to non-employee directors.



         o        Quality of disclosure



                  - Provide detailed disclosure on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.



For ISS to recommend a vote FOR director equity plans based on the above qualitative features, a company needs to demonstrate that it meets all the above qualitative features in its proxy statement.



STOCK PLANS IN LIEU OF CASH



Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis. Vote FOR plans which provide a dollar-for-dollar cash for stock exchange. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered in the quantitative model. However, the cost would be lower than full-value awards since part of the deferral compensation is in-lieu-of cash compensation.



DIRECTOR RETIREMENT PLANS



Vote AGAINST retirement plans for non-employee directors.
Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.



MANAGEMENT PROPOSALS SEEKING APPROVAL TO RE-PRICE OPTIONS



Votes on management proposals seeking approval to re-price options are evaluated on a CASE-BY-CASE basis giving consideration to the following:



         o        Historic trading patterns

         o        Rationale for the re-pricing



         o        Value-for-value exchange



         o        Treatment of surrendered options



         o        Option vesting



         o        Term of the option



         o        Exercise price



         o        Participation



QUALIFIED EMPLOYEE STOCK PURCHASE PLANS



Votes on qualified employee stock purchase plans should be determined on a CASE-BY-CASE basis. Vote FOR employee stock purchase plans where all of the following apply:



         o        Purchase price is at least 85 percent of fair market value



         o        Offering period is 27 months or less, and



         o The number of shares allocated to the plan is ten percent or less of the outstanding shares



Vote AGAINST qualified employee stock purchase plans where any of the following apply:



         o Purchase price is less than 85 percent of fair market value, or



         o        Offering period is greater than 27 months, or



         o The number of shares allocated to the plan is more than ten percent of the outstanding shares



NONQUALIFIED EMPLOYEE STOCK PURCHASE PLANS



Votes on nonqualified employee stock purchase plans should be determined on a CASE-BY-CASE basis. Vote FOR nonqualified employee stock purchase plans with all the following features:



         o Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company)



         o Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary



         o Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value



         o No discount on the stock price on the date of purchase since there is a company matching contribution



Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria.



INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)



Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).



Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.



Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.



EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)



Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)



401(k) EMPLOYEE BENEFIT PLANS



Vote FOR proposals to implement a 40 1(k) savings plan for employees.



SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY



Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.



Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.



Vote AGAINST shareholder proposals requiring director fees be paid in stock only. Vote FOR shareholder proposals to put option re-pricings to a shareholder vote.



Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.



OPTION EXPENSING



Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date



PERFORMANCE-BASED AWARDS



Generally vote FOR shareholder proposals advocating the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless:



         o The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options)



         o The company demonstrates that it is using a substantial portion of performance-based awards for its top executives



GOLDEN PARACHUTES AND EXECUTIVE SEVERANCE AGREEMENTS



Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.



Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:



         o The triggering mechanism should be beyond the control of management

         o The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs



         o        Change-in-control payments should be double-triggered, i.e.,
                  (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. ISS defines change in control as a change in the company ownership structure



PENSION PLAN INCOME ACCOUNTING



Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.



SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERP5)



Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.



8.       Social and Environmental Issues




                        CONSUMER ISSUES AND PUBLIC SAFETY



ANIMAL RIGHTS



Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:



         o The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),



         o The availability and feasibility of alternatives to animal testing to ensure product safety, and



         o        The degree that competitors are using animal-free testing



Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:



         o The company has already published a set of animal welfare standards and monitors compliance



         o The company's standards are comparable to or better than those of peer firms, and



         o There are no serious controversies surrounding the company's treatment of animals



DRUG PRICING



Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:



         o        Whether the proposal focuses on a specific drug and region



         o Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in



         o terms of reduced profits, lower R&D spending, and harm to competitiveness



         o The extent that reduced prices can be offset through the company's marketing budget without affecting

         o        R&D spending



         o Whether the company already limits price increases of its products



         o Whether the company already contributes life -saving pharmaceuticals to the needy and Third World countries



         o        The extent that peer companies implement price restraints



GENETICALLY MODIFIED FOODS



Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients. Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:



         o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution



         o The quality of the company's disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure



         o Company's current disclosure on the feasibility of GE product labeling, including information on the related costs



         o Any voluntary labeling initiatives undertaken or considered by the company



         o Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds



         o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution



         o The quality of the company's disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure



         o The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced



Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community. Vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.



HANDGUNS



Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.



HIV/AIDS

Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HI V/AIDS, malaria and tuberculosis) on the company's Sub-Saharan operations and how the company is responding to it, taking into account:



         o The nature and size of the company's operations in Sub-Saharan Africa and the number of local employees



         o The company's existing healthcare policies, including benefits and healthcare access for local workers



         o     Company donations to healthcare providers operating in the region



Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, TB, and Malaria health pandemic in Africa and other developing countries, unless the company has significant operations in these markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.



PREDATORY LENDING



Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:



         o Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices



         o Whether the company has adequately disclosed the financial risks of its sub-prime business



         o Whether the company has been subject to violations of lending laws or serious lending controversies



         o     Peer companies' policies to prevent abusive lending practices



TOBACCO



Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:



Second-hand smoke:



         o Whether the company complies with all local ordinances and regulations



         o The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness



         o     The risk of any health-related liabilities.



Advertising to youth:



         o Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations



         o Whether the company has gone as far as peers in restricting advertising



         o Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth

         o Whether restrictions on marketing to youth extend to foreign countries



Cease production of tobacco-related products or avoid selling products to tobacco companies:



         o     The percentage of the company's business affected



         o The economic loss of eliminating the business versus any potential tobacco-related liabilities.



Spin-off tobacco-related businesses:



         o     The percentage of the company's business affected



         o     The feasibility of a spin-off



         o Potential future liabilities related to the company's tobacco business



Stronger product warnings:



Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.



Investment in tobacco stocks:



Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.




                             ENVIRONMENT AND ENERGY



ARCTIC NATIONAL WILDLIFE REFUGE



Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:



         o New legislation is adopted allowing development and drilling in the ANWR region;



         o     The company intends to pursue operations in the ANWR; and



The company does not currently disclose an environmental risk report for their operations in the ANWR.



CERES PRINCIPLES



Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:



         o The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES



         o The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills



         o Environmentally conscious practices of peer companies, including endorsement of CERES



         o     Costs of membership and implementation.



ENVIRONMENTAL-ECONOMIC RISK REPORT

Vote CASE by CASE on proposals requesting an economic risk assessment of environmental performance considering:



         o The feasibility of financially quantifying environmental risk factors,



         o The company's compliance with applicable legislation and/or regulations regarding environmental performance,



         o     The costs associated with implementing improved standards,



         o The potential costs associated with remediation resulting from poor environmental performance, and



         o The current level of disclosure on environmental policies and initiatives.



ENVIRONMENTAL REPORTS



Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.



GLOBAL WARMING



Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business.



Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.



RECYCLING



Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:



         o     The nature of the company's business and the percentage affected



         o     The extent that peer companies are recycling



         o     The timetable prescribed by the proposal



         o     The costs and methods of implementation



         o Whether the company has a poor environmental track record, such as violations of federal and state regulations



RENEWABLE ENERGY



In general, vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company's line of business.



Generally vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management's evaluation of the feasibility and financial impact that such programs may have on the company.



SUSTAINABILITY REPORT

Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:



         o The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; comprehensive Code of Corporate Conduct; and/or Diversity Report; or



         o The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.



                            GENERAL CORPORATE ISSUES



OUTSOURCING/ OFFSHORING



Vote Case by Case on proposals calling for companies to report on the risks associated with outsourcing, considering:



         o     Risks associated with certain international markets



         o     The utility of such a report to shareholders



         o The existence of a publicly available code of corporate conduct that applies to international operations



LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE



Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:



         o     The relevance of the issue to be linked to pay



         o The degree that social performance is already included in the company's pay structure and disclosed



         o The degree that social performance is used by peer companies in setting pay



         o Violations or complaints filed against the company relating to the particular social performance measure



         o Artificial limits sought by the proposal, such as freezing or capping executive pay



         o     Independence of the compensation committee



         o     Current company pay levels.



CHARITABLE/POLITICAL CONTRIBUTIONS



Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:



         o The company is in compliance with laws governing corporate political activities, and

         o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees
               (PACs) are strictly voluntary and not coercive.



Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements. Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage. Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company. Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.



                        LABOR STANDARDS AND HUMAN RIGHTS



CHINA PRINCIPLES



Vote AGAINST proposals to implement the China Principles unless:



         o There are serious controversies surrounding the company's China operations, and



         o The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).



COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS



Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:



         o     The nature and amount of company business in that country



         o     The company's workplace code of conduct



         o     Proprietary and confidential information involved



         o Company compliance with U.S. regulations on investing in the country



         o     Level of peer company involvement in the country.



INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS



Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:



         o The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent



         o Agreements with foreign suppliers to meet certain workplace standards



         o     Whether company and vendor facilities are monitored and how

         o     Company participation in fair labor organizations



         o     Type of business



         o     Proportion of business conducted overseas



         o     Countries of operation with known human rights abuses



         o Whether the company has been recently involved in significant labor and human rights controversies or violations



         o     Peer company standards and practices



         o     Union presence in company's international factories



Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:



         o The company does not operate in countries with significant human rights violations



         o The company has no recent human rights controversies or violations, or



         o The company already publicly discloses information on its vendor standards compliance.



MACBRIDE PRINCIPLES



Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:



         o Company compliance with or violations of the Fair Employment Act of 1989



         o Company antidiscrimination policies that already exceed the legal requirements



         o     The cost and feasibility of adopting all nine principles



The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)



         o     The potential for charges of reverse discrimination



         o The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted



         o     The level of the company's investment in Northern Ireland



         o     The number of company employees in Northern Ireland



         o     The degree that industry peers have adopted the MacBride
               Principles



         o Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

                                MILITARY BUSINESS



FOREIGN MILITARY SALES/OFFSETS



Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.



LANDMINES AND CLUSTER BOMBS



Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:



         o Whether the company has in the past manufactured landmine components



         o     Whether the company's peers have renounced future production



Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:



         o     What weapons classifications the proponent views as cluster bombs



         o Whether the company currently or in the past has manufactured cluster bombs or their components



         o     The percentage of revenue derived from cluster bomb manufacture



         o     Whether the company's peers have renounced future production



NUCLEAR WEAPONS



Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.



OPERATIONS IN NATIONS SPONSORING TERRORISM (IRAN)



Vote CASE-BY-CASE on requests for a board committee review and report outlining the company's financial and reputational risks from its operations in Iran, taking into account current disclosure on:



         o The nature and purpose of the Iranian operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption



         o     Compliance with U.S. sanctions and laws



SPACED-BASED WEAPONIZATION



Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:



         o     The information is already publicly available or



               The disclosures sought could compromise proprietary information.

                               WORKPLACE DIVERSITY



BOARD DIVERSITY



Generally vote FOR reports on the company's efforts to diversify the board, unless:



         o The board composition is reasonably inclusive in relation to companies of similar size and business or



         o The board already reports on its nominating procedures and diversity initiatives.



Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or nondiscrimination policies.



Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:



         o     The degree of board diversity



         o     Comparison with peer companies



         o     Established process for improving board diversity



         o     Existence of independent nominating committee



         o     Use of outside search firm



         o     History of EEO violations



EQUAL EMPLOYMENT OPPORTUNITY (EEO)



Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:



         o     The company has well-documented equal opportunity programs



         o The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and



         o     The company has no recent EEO-related violations or litigation.



Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.



GLASS CEILING



Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:



         o The composition of senior management and the board is fairly inclusive



         o The company has well-documented programs addressing diversity initiatives and leadership development



         o The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

         o The company has had no recent, significant EEO-related violations or litigation



SEXUAL ORIENTATION



Vote FOR proposals seeking to amend a company's EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company. Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.



10. Mutual Fund Proxies



ELECTION OF DIRECTORS



Vote the election of directors on a CASE-BY-CASE basis, considering the following factors: board structure; director independence and qualifications; and compensation of directors within the fund and the family of funds attendance at board and committee meetings.



Votes should be withheld from directors who:



         o attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable.



         o In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.



         o ignore a shareholder proposal that is approved by a majority of shares outstanding;



         o ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years;



         o are interested directors and sit on the audit or nominating committee; or



         o are interested directors and the full board serves as the audit or



         o nominating committee or the company does not have one of these committees.



CONVERTING CLOSED-END FUND TO OPEN-END FUND



Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors: past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; and past shareholder activism, board activity, and votes on related proposals.



PROXY CONTESTS



Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:



         o     Past performance relative to its peers



         o     Market in which fund invests



         o     Measures taken by the board to address the issues



         o Past shareholder activism, board activity, and votes on related proposals

         o     Strategy of the incumbents versus the dissidents



         o     Independence of directors



         o     Experience and skills of director candidates



         o     Governance profile of the company



         o     Evidence of management entrenchment



INVESTMENT ADVISORY AGREEMENTS



Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:



         o     Proposed and current fee schedules



         o     Fund category/investment objective



         o     Performance benchmarks



         o     Share price performance as compared with peers



         o     Resulting fees relative to peers



         o     Assignments (where the advisor undergoes a change of control)



APPROVING NEW CLASSES OR SERIES OF SHARES



Vote FOR the establishment of new classes or series of shares.



PREFERRED STOCK PROPOSALS



Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors: stated specific financing purpose, possible dilution for common shares, and whether the shares can be used for anti-takeover purposes



1940 ACT POLICIES



Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:



         o potential competitiveness; regulatory developments; current and potential returns; and current and potential risk.



Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.



CHANGING A FUNDAMENTAL RESTRICTION TO A NON-FUNDAMENTAL RESTRICTION



Proposals to change a fundamental restriction to a non-fundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors: the fund's target investments, the reasons given by the fund for the change, and the projected impact of the change on the portfolio.



CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NON-FUNDAMENTAL



Vote AGAINST proposals to change a fund's fundamental investment objective to non-fundamental.

NAME CHANGE PROPOSALS



Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors: political/economic changes in the target market, consolidation in the target market, and current asset composition



CHANGE IN FUND'S SUB-CLASSIFICATION



Votes on changes in a fund's sub-classification should be determined on a CASE-BY-CASE basis, considering the following factors: potential competitiveness, current and potential returns, risk of concentration, and consolidation in target industry



DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION



Vote these proposals on a CASE-BY-CASE basis, considering the following factors: strategies employed to salvage the company; the fund's past performance; and terms of the liquidation.



CHANGES TO THE CHARTER DOCUMENT



Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:



         o     The degree of change implied by the proposal



         o     The efficiencies that could result



         o     The state of incorporation



         o     Regulatory standards and implications



Vote AGAINST any of the following changes:



         o Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series



         o Removal of shareholder approval requirement for amendments to the new declaration of trust



         o Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act



         o Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares



         o Removal of shareholder approval requirement to engage in and terminate sub-advisory arrangements



Removal of shareholder approval requirement to change the domicile of the fund



CHANGING THE DOMICILE OF A FUND



Vote re-incorporations on a CASE-BY-CASE basis, considering the following factors:

         o regulations of both states; required fundamental policies of both states; and the increased flexibility available.



AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUB-ADVISORS WITHOUT SHAREHOLDER APPROVAL



Vote AGAINST proposals authorizing the board to hire/terminate sub-advisors without shareholder approval.



DISTRIBUTION AGREEMENTS



Vote these proposals on a CASE-BY-CASE basis, considering the following factors:



         o fees charged to comparably sized funds with similar objectives, the proposed distributor's reputation and past performance, the competitiveness of the fund in the industry, and terms of the agreement.



MASTER-FEEDER STRUCTURE



Vote FOR the establishment of a master-feeder structure.



MERGERS



Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:



         o resulting fee structure, performance of both funds, continuity of management personnel, and changes in corporate governance and their impact on shareholder rights.



SHAREHOLDER PROPOSALS TO ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT



Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.



SHAREHOLDER PROPOSALS TO REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED



Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.



SHAREHOLDER PROPOSALS TO TERMINATE THE INVESTMENT ADVISOR



Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors: performance of the fund's NAV, the fund's history of shareholder relations, and the performance of other funds under the advisor's management.



         o performance of the fund's NAV, the fund's history of shareholder relations, and the performance of other funds under the advisor's management.

                                   APPENDIX F

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


         To the best knowledge of the Trust, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of each class of the Trust's equity securities and the percentage of the outstanding shares held by such holders are set forth below. Unless otherwise indicated below, the Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.



         A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to "control" that Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.



All information listed below is as of April 1, 2005.




AIM V.I. AGGRESSIVE GROWTH FUND





                                                               SERIES I          SERIES II
                                                                SHARES            SHARES
                                                            ----------------    -----------
                                                            PERCENTAGE OWNED    PERCENTAGE
NAME AND ADDRESS OF                                               OF             OWNED OF
PRINCIPAL HOLDER                                                RECORD           RECORD
----------------                                            ----------------    ----------
ALLMERICA FINANCIAL LIFE INS & ANNUITY COMPANY
ATTN: LYNNE MCENTEGART SEP ACCT
440 LINCOLN STREET                                              25.23%            N/A
MAILSTOP S-310
WORCESTER MA 01653-0001

ALLSTATE LIFE INSURANCE COMPANY
PO BOX 94200                                                    17.84%            N/A
PALATINE IL 60094-4200

ALLSTATE LIFE INSURANCE CO
PO BOX 94200                                                      N/A           10.15%
PALATINE IL 60094-4200

GUARDIAN INSURANCE & ANNUITY - 4RB
ATTN:  PAUL IANNELLI
3900 BURGESS PL                                                   N/A           14.14%
EQUITY ACCOUNTING 3-S
BETHLEHEM PA 18017-9097

HARTFORD LIFE AND ANNUITY
SEPARATE ACCOUNT
ATTN  DAVE TEN BROECK                                           29.20%            N/A
P.O. BOX 2999
HARTFORD CT 06104-2999

AIM V.I. AGGRESSIVE GROWTH FUND




                                                               SERIES I          SERIES II
                                                                SHARES            SHARES
                                                            ----------------    -----------
                                                            PERCENTAGE OWNED    PERCENTAGE
NAME AND ADDRESS OF                                               OF             OWNED OF
PRINCIPAL HOLDER                                                RECORD           RECORD
----------------                                            ----------------    ----------
HARTFORD LIFE SEPARATE ACCOUNT
ATTN:  DAVE TEN BROECK                                          12.01%            N/A
P.O. BOX 2999
HARTFORD CT 06104-2999

MINNESOTA LIFE INSURANCE CO
400 ROBERT ST N                                                   N/A           66.07%
ST PAUL MN 55101-2015

PAUL IANNELLI
3900 BURGESS PLACE                                                N/A            9.18%
EQUITY ACCPUNTING 3-S
BETHLEHEM PA 18017-9097

SYMETRA LIFE INSURANCE COMPANY
ATTN MICHAEL ZHANG                                               7.74%            N/A
4854 154TH PLACE NE
REDMOND WA 98052-9664



AIM V.I. BALANCED FUND




                                                               SERIES I          SERIES II
                                                                SHARES            SHARES
                                                            ----------------    -----------
                                                            PERCENTAGE OWNED    PERCENTAGE
NAME AND ADDRESS OF                                               OF             OWNED OF
PRINCIPAL HOLDER                                                RECORD           RECORD
----------------                                            ----------------    ----------
ALLSTATE LIFE INS CO OF NEW YORK
NY PROPRIETARY
P.O. BOX 94200                                                  5.85%              N/A
PALATINE IL 60094-4200

ALLSTATE LIFE OF NEW YORK
3100 SANDERAS ROAD                                               N/A         %   12.57
NORTHBROOK IL 60062-7155

ALLSTATE LIFE INSURANCE CO
ATTN:  FINANCIAL CONTROL - CIGNA                                5.11%              N/A
P.O. BOX 94200
PALATINE IL 60094-4200

AIM V.I. BALANCED FUND




                                                               SERIES I          SERIES II
                                                                SHARES            SHARES
                                                            ----------------    -----------
                                                            PERCENTAGE OWNED    PERCENTAGE
NAME AND ADDRESS OF                                               OF             OWNED OF
PRINCIPAL HOLDER                                                RECORD           RECORD
----------------                                            ----------------    ----------
ALLSTATE LIFE INSURANCE COMPANY
P.O. BOX 94200                                                 52.39%              N/A
PALATINE IL 60094-4200

ALLSTATE LIFE INSURANCE COMPANY
P.O. BOX 94200                                                 12.64%              N/A
PALATINE IL 60094-4200

ALLSTATE LIFE INSURANCE COMPANY
P.O. BOX 94200                                                  5.92%              N/A
PALATINE IL 60094-4200

ALLSTATE LIFE INSURANCE CO
PO BOX 94200                                                     N/A         %   38.09
PALATINE IL 60094-4200

MINNESOTA LIFE INSURANCE CO
400 ROBERT ST N                                                  N/A         %   44.89
ST PAUL MN 55101-2015

UNION CENTRAL LIFE INSURANCE
FBO VARIABLE UNIVERSAL LIFE
ATTN ROBERTA UJVARY                                            13.18%              N/A
PO BOX 40888
CINCINNATI OH 45240-0888

AIM V.I. BASIC VALUE FUND




                                                               SERIES I          SERIES II
                                                                SHARES            SHARES
                                                            ----------------    -----------
                                                            PERCENTAGE OWNED    PERCENTAGE
NAME AND ADDRESS OF                                               OF             OWNED OF
PRINCIPAL HOLDER                                                RECORD           RECORD
----------------                                            ----------------    ----------
ALLMERICA FINANCIAL LIFE INS & ANNUITY COMPANY
ATTN:  LYNNE MCENTEGART SEP ACCOUNT
440 LINCOLN STSREET                                              N/A             20.36%
MAILSTOP S-310
WORCESTER MA 01653-0001

ALLSTATE LIFE INSURANCE COMPANY
P.O. BOX 94200                                                  5.34%              N/A
PALATINE IL 60094-4200

ALLSTATE LIFE INSURANCE CO
3100 SANDERS RD STE K4A                                          N/A              5.18%
NORTHBROOK IL 60062-7154

AMERICAN ENTERPRISE LIFE INS CO
1497 AXP FINANCIAL CTR                                           N/A             11.24%
MINNEAPOLIS MN 55474-0014

GE LIFE AND ANNUITY ASSURANCE CO
VARIABLE EXTRA CREDIT
ATTN:  VARIABLE ACCOUNTING                                       N/A              7.15%
6610 W BROAD ST
RICHMOND VA 23230-1702

HARTFORD LIFE AND ANNUITY
SEPARATE ACCOUNT
ATTN DAVE TEN BROECK                                           57.86%              N/A
PO BOX 2999
HARTFORD CT 06104-2999

HARTFORD LIFE SEPARATE ACCOUNT
ATTN DAVE TEN BROECK                                           18.74%              N/A
PO BOX 2999
HARTFORD CT 06104-2999

LINCOLN BENEFIT LIFE
2940 S 84TH ST                                                  5.21%              N/A
LINCOLN NE 68506-4142

NATIONWIDE INSURANCE COMPANY NWVAII
C/O IPO PORTFOLIO ACCOUNTING                                     N/A             11.25%
P.O. BOX 182029
COLUMBUS OH 43218-2029

TRANSAMERICA LIFE INSURANCE CO
LANDMARK
ATTN  FMD OPERATIONAL ACCOUNTING                                 N/A             17.86%
4333 EDGEWOOD RD NE
CEDAR RAPIDS IA 52499-0001

TRANSAMERICA LIFE INSURANCE CO
EXTRA
ATTN  FMD OPERATIONAL ACCOUNTING                                 N/A              5.85%
4333 EDGEWOOD DR NE
CEDAR RAPIDS IA 52499-0001

AIM V.I. BLUE CHIP FUND





                                                               SERIES I          SERIES II
                                                                SHARES            SHARES
                                                            ----------------    -----------
                                                            PERCENTAGE OWNED    PERCENTAGE
NAME AND ADDRESS OF                                               OF             OWNED OF
PRINCIPAL HOLDER                                                RECORD           RECORD
----------------                                            ----------------    ----------
ALLMERICA FINANCIAL LIFE INS & ANNUITY COMPANY
ATTN: LYNNE MCENTEGART SEP ACCOUNT
440 LINCOLN STREET                                            16.12%                 N/A
MAILSTOP S-310
WORCESTER MA 01653-0001

ALLSTATE LIFE OF NEW YORK
3100 SANDERAS  ROAD                                             N/A                25.13%
NORTHBROOK IL 60061-7155

ALLSTATE LIFE INS CO OF NEW YORK
P.O. BOX 94200                                                 5.14%                 N/A
PALATINE IL 60094-4200

ALLSTATE LIFE INSURANCE COMPANY
P.O. BOX 94200                                                16.41%                 N/A
PALATINE IL 60094-4200

ALLSTATE LIFE INSURANCE CO
PO BOX 94200                                                    N/A                74.86%
PALATINE IL 60094-4200

AIM V.I. BLUE CHIP FUND




                                                               SERIES I          SERIES II
                                                                SHARES            SHARES
                                                            ----------------    -----------
                                                            PERCENTAGE OWNED    PERCENTAGE
NAME AND ADDRESS OF                                               OF             OWNED OF
PRINCIPAL HOLDER                                                RECORD           RECORD
----------------                                            ----------------    ----------
HARTFORD LIFE
SEPARATE ACCOUNT
ATTN  DAVE TEN BROECK                                         16.24%                 N/A
P.O. BOX 2999
HARTFORD CT 06104-2999

HARTFORD LIFE AND ANNUITY
SEPARATE ACCOUNT
ATTN:  DAVE TEN BROECK                                        38.70%                 N/A
PO BOX 2999
HARTFORD CT 06104-2999




AIM V.I. CAPITAL APPRECIATION FUND




                                                               SERIES I          SERIES II
                                                                SHARES            SHARES
                                                            ----------------    -----------
                                                            PERCENTAGE OWNED    PERCENTAGE
NAME AND ADDRESS OF                                               OF             OWNED OF
PRINCIPAL HOLDER                                                RECORD           RECORD
----------------                                            ----------------    ----------
ALLSTATE LIFE INSURANCE CO
ATTN FINANCIAL CONTROL- CIGNA                                      8.96%          N/A
P.O. BOX 94200
PALATINE IL 60094-4200

ALLSTATE LIFE INSURANCE COMPANY
PO BOX 94200                                                       5.02%          N/A
PALATINE IL 60094-4200

HARTFORD LIFE AND ANNUITY
SEPARATE ACCOUNT
ATTN:  DAVE TEN BROECK                                             5.53%          N/A
PO BOX 2999
HARTFORD CT 06104-2999

IDS LIFE INSURANCE CO
222 AXP FINANCIAL CENTER                                          11.11%        62.00%
MINNEAPOLIS MN 55474-0002

AIM V.I. CAPITAL APPRECIATION FUND




                                                               SERIES I          SERIES II
                                                                SHARES            SHARES
                                                            ----------------    -----------
                                                            PERCENTAGE OWNED    PERCENTAGE
NAME AND ADDRESS OF                                               OF             OWNED OF
PRINCIPAL HOLDER                                                RECORD           RECORD
----------------                                            ----------------    ----------
MERRILL LYNCH PIERCE FENNER & SMITH
FBO THE SOLE BENEFIT OF CUSTOMERS                                 13.44%          N/A
4800 DEER LAKE DR E
JACKSONVILLE FL 32246-6484

NATIONWIDE INSURANCE CO NWVAII
C/O IPO PORTFOLIO ACCOUNTING                                        N/A          5.80%
PO BOX 182029
COLUMBUS OH 43218-2029

RELISTAR INSURANCE CO OF NEW YORK
ATTN:  FUND OPERATIONS                                             7.43%          N/A
151 FARMINGTON AVE TN41
HARTFORD CT 06156-0001

TRANSAMERICA LIFE INSURANCE CO
LANDMARK
ATTN  FMD OPERATIONAL ACCOUNTING                                    N/A          6.28%
4333 EDGEWOOD RD NE
CEDAR RAPIDS IA 52499-0001

TRAVELERS INSURANCE COMPANY
ATTN  SHAREHOLDER ACCOUNTING                                        N/A          5.42%
ONE TOWER SQUARE 6MS
HARTFORD CT 06183-0002

AIM V.I. CAPITAL DEVELOPMENT FUND




                                                               SERIES I          SERIES II
                                                                SHARES            SHARES
                                                            ----------------    -----------
                                                            PERCENTAGE OWNED    PERCENTAGE
NAME AND ADDRESS OF                                               OF             OWNED OF
PRINCIPAL HOLDER                                                RECORD           RECORD
----------------                                            ----------------    ----------
ALLSTATE LIFE INSURANCE COMPANY
P.O. BOX 94200                                                    17.73%          N/A
PALATINE IL 60094-4200

IDS LIFE INSURANCE CO
222 AXP FINANCIAL CENTER                                          60.26%        62.31%
MINNEAPOLIS MN 55474-0002

JOHN HANCOCK LIFE ACCOUNT H
JOHN HANCOCK SIGNATURE SERVICES
FUND OPERATIONS - 5TH FLOOR                                         N/A          5.41%
529 MAIN STREET
CHARLES MA 02129-1125

NATIONWIDE INSURANCE CO  NWVAII
C/O  IPO PORTFOLIO ACCOUNTING                                       N/A         15.86%
P.O. BOX 182029
COLUMBUS OH 43218-2029

NATIONWIDE INSURANCE CO
C/O IPO PORTFOLIO ACCOUNTING                                       5.18%          N/A
PO BOX 182029
COLUMBUS OH 43218-2029



AIM V.I. CORE EQUITY FUND




                                                               SERIES I          SERIES II
                                                                SHARES            SHARES
                                                            ----------------    -----------
                                                            PERCENTAGE OWNED    PERCENTAGE
NAME AND ADDRESS OF                                               OF             OWNED OF
PRINCIPAL HOLDER                                                RECORD           RECORD
----------------                                            ----------------    ----------
ALLSTATE LIFE INSURANCE CO
PO BOX 94200                                                     N/A              11.64%
PALATINE IL 60094-4200

ALLSTATE LIFE INSURANCE COMPANY
PO BOX 94200                                                    5.03%               N/A
PALATINE IL 60094-4200

IDS LIFE INSURANCE COMPANY
222 AXP FINANCIAL CTR                                          60.59%               N/A
MINNEAPOLIS MN 55474-0002

AIM V.I. CORE EQUITY FUND




                                                               SERIES I          SERIES II
                                                                SHARES            SHARES
                                                            ----------------    -----------
                                                            PERCENTAGE OWNED    PERCENTAGE
NAME AND ADDRESS OF                                               OF             OWNED OF
PRINCIPAL HOLDER                                                RECORD           RECORD
----------------                                            ----------------    ----------
PRUDENTIAL INSURANCE CO OF AMERICA
ATTN IGG FINL REP SEP ACCTS                                     5.85%               N/A
213 WASHINGTON ST  7TH FL
NEWARK NJ 07102-2992

RELISTAR INSURANCE CO OF NEW YORK
ATTN:  FUND OPERATIONS                                          7.55%               N/A
151 FARMINGTON AVE TN41
HARTFORD CT 06156-0001

SAGE LIFE ASSURANCE OF AMERICA
969 HIGHRIDGE RD STE 200                                         N/A              43.84%
STAMFORD CT 06905-1608

SUN LIFE FINANCIAL
P.O. BOX 9137                                                    N/A              11.53%
WELLESLEY HILLS MA 02481-9137

TRANSAMERICA LIFE INSURANCE CO
HUNTINGTON ALLSTAR SELECT                                        N/A               7.09%
4333 EDGEWOOD DR NE
CEDAR RAPIDS IA 52499-0001

TRANSAMERICA LIFE INSURANCE CO
ATTN:  FMD OPERATIONAL ACCOUNTING                                N/A              11.66%
4333 EDGEWOOD RD NE
CEDAR RAPIDS IA 52499-0001

AIM V.I. CORE STOCK FUND




                                                               SERIES I          SERIES II
                                                                SHARES            SHARES
                                                            ----------------    -----------
                                                            PERCENTAGE OWNED    PERCENTAGE
NAME AND ADDRESS OF                                               OF             OWNED OF
PRINCIPAL HOLDER                                                RECORD           RECORD
----------------                                            ----------------    ----------
A I M ADVISORS, INC
ATTN:  CORPORATE CONTROLLER
11 E GREENWAY PLZ STE 1919                                          N/A         100.00%*
HOUSTON TX 77046-1103

ANNUITY INVESTORS LIFE INS CO
ATTN:  TODD GAYHART                                               13.61%           N/A
580 WALNUT ST
CINCINNATI OH 45202-3110

CONNECTICUT GENERAL LIFE INS
ATTN BRENDA CHRISTIAN H18D
280 TRUMBULL ST                                                   25.44%           N/A
P.O. BOX 2975
HARTFORD CT 06104-2975


----------

*     Owned of record and beneficially.


                                                               SERIES I          SERIES II
                                                                SHARES            SHARES
                                                            ----------------    -----------
                                                            PERCENTAGE OWNED    PERCENTAGE
NAME AND ADDRESS OF                                               OF             OWNED OF
PRINCIPAL HOLDER                                                RECORD           RECORD
----------------                                            ----------------    ----------
GREAT-WEST LIFE & ANNUITY
ATTN  MUTUAL FUND TRADING 2T2
8515 E ORCHARD RD                                                14.53%            N/A
ENGLEWOOD CO 80111-5002
                                                                 28.20%            N/A
SECURITY LIFE SEPARATE ACCOUNT L1
1475 DUNWOODY DR
WEST CHESTER PA 19380-1478




AIM V.I. DENT DEMOGRAPHIC TRENDS FUND






                                                               SERIES I          SERIES II
                                                                SHARES            SHARES
                                                            ----------------    -----------
                                                            PERCENTAGE OWNED    PERCENTAGE
NAME AND ADDRESS OF                                               OF             OWNED OF
PRINCIPAL HOLDER                                                RECORD           RECORD
----------------                                            ----------------    ----------
ALLSTATE LIFE INSURANCE COMPANY
P.O. BOX 94200                                                     14.48%          N/A
PALATINE IL 60094-4200

HARTFORD LIFE AND ANNUITY
SEPARATE ACCOUNT
ATTN  DAVE TEN BROECK                                              40.68%          N/A
P.O. BOX 2999
HARTFORD CT 06104-2999

HARTFORD LIFE SEPARATE ACCOUNT
ATTN  DAVE TEN BROECK                                              12.65%          N/A
P.O. BOX 2999
HARTFORD CT 06104-2999

ING USA ANNUITY AND LIFE  INSURANCE CO
1475 DUNWOODY DRIVE                                                  N/A         97.03%
WEST CHESTER PA 19380-1478

RELIASTAR LIFE INSURANCE CO
FBO SELECT LIFE 2/3                                                17.57%          N/A
RTE 5106 PO BOX 20
MINNEAPOLIS MN 55440-0020

AIM V.I. DIVERSIFIED INCOME FUND





                                                               SERIES I          SERIES II
                                                                SHARES            SHARES
                                                            ----------------    -----------
                                                            PERCENTAGE OWNED    PERCENTAGE
NAME AND ADDRESS OF                                               OF             OWNED OF
PRINCIPAL HOLDER                                                RECORD           RECORD
----------------                                            ----------------    ----------
ALLSTATE LIFE INSURANCE CO
ATTN FINANCIAL CONTROL- CIGNA                                      22.26%          N/A
P.O. BOX 94200
PALATINE IL 60094-4200

ALLSTATE LIFE OF NEW YORK
3100 SANDERS ROAD                                                    N/A         22.02%
NORTHBROOK IL 60062-7155

ALLSTATE LIFE INSURANCE COMPANY
PO BOX 94200                                                       29.73%          N/A
PALATINE IL 60094-4200

ALLSTATE LIFE INSURANCE COMPANY
PO BOX 94200                                                       18.14%          N/A
PALATINE IL 60094-4200

ALLSTATE LIFE INSURANCE CO
PO BOX 94200                                                         N/A         77.98%
PALATINE IL 60094-4200

GENERAL AMERICAN LIFE INSURANCE
13045 TESSON FERRY RD                                               6.07%          N/A
ST LOUIS MO 63128-3499




AIM V.I. DYNAMICS FUND




                                                               SERIES I          SERIES II
                                                                SHARES            SHARES
                                                            ----------------    -----------
                                                            PERCENTAGE OWNED    PERCENTAGE
NAME AND ADDRESS OF                                               OF             OWNED OF
PRINCIPAL HOLDER                                                RECORD           RECORD
----------------                                            ----------------    ----------
A I M ADVISORS, INC
ATTN:  CORPORATE CONTROLLER
11 E GREENWAY PLZ STE 1919                                          N/A        100.00%*
HOUSTON TX 77046-1103

ALLMERICA FIN LIFE INS & ANNU
440 LINCOLN ST
SEPARATE ACCOUNTING                                                5.95%          N/A
MAIL STATION S310
WORCESTER MA 01653-0002


----------

*     Owned of record and beneficially.

AIM V.I. DYNAMICS FUND




                                                               SERIES I          SERIES II
                                                                SHARES            SHARES
                                                            ----------------    -----------
                                                            PERCENTAGE OWNED    PERCENTAGE
NAME AND ADDRESS OF                                               OF             OWNED OF
PRINCIPAL HOLDER                                                RECORD           RECORD
----------------                                            ----------------    ----------
AMERICAN SKANDIA LIFE ASSURANCE CO
ATTN  INVESTMENT ACCOUNTING
P.O. BOX 883                                                      57.09%          N/A
1 CORPORATE DR
SHELTON  CT 06484-6208

AMERITAS VARIABLE LIFE INSURANCE
5900 O STREET                                                      5.26%          N/A
LINCOLN NE 68510-2252

IDS LIFE INSURANCE COMPANY
222 AXP FINANCIAL CTR                                             14.69%          N/A
MINNEAPOLIS MN 55474-0002



AIM V.I. FINANCIAL SERVICES FUND




                                                               SERIES I          SERIES II
                                                                SHARES            SHARES
                                                            ----------------    -----------
                                                            PERCENTAGE OWNED    PERCENTAGE
NAME AND ADDRESS OF                                               OF             OWNED OF
PRINCIPAL HOLDER                                                RECORD           RECORD
----------------                                            ----------------    ----------
A I M ADVISORS, INC
ATTN:  CORPORATE CONTROLLER                                         N/A        100.00%*
11 E GREENWAY PLZ STE 1919
HOUSTON TX 77046-1103

AMERICAN SKANDIA LIFE ASSURANCE CO
ATTN  INVESTMENT ACCOUNTING
P.O. BOX 883                                                      41.08%          N/A
1 CORPORATE DR
SHELTON  CT 06484-6208

CM LIFE INSURANCE CO
FUND OPERATIONS                                                    6.45%          N/A
1295 STATE ST
SPRINGFIELD MA 01111-0001

IDS LIFE INSURANCE COMPANY
222 AXP FINANCIAL CTR                                             11.97%          N/A
MINNEAPOLIS MN 55474-0002

ING USA ANNUITY AND LIFE INSURANCE CO
1475 DUNWOODY DR                                                  26.80%          N/A
WEST CHESTER PA 19380-1478

----------

*     Owned of record and beneficially.

AIM V.I. GOVERNMENT SECURITIES FUND




                                                               SERIES I          SERIES II
                                                                SHARES            SHARES
                                                            ----------------    -----------
                                                            PERCENTAGE OWNED    PERCENTAGE
NAME AND ADDRESS OF                                               OF             OWNED OF
PRINCIPAL HOLDER                                                RECORD           RECORD
----------------                                            ----------------    ----------
ALLSTATE LIFE OF NEW YORK
3100 SANDERAS ROAD                                                   N/A         7.19%
NORTHBROOK IL 60062-7155

ALLSTATE LIFE INSURANCE CO
P.O. BOX 94200                                                       N/A        13.35%
PALATINE IL 60094-4200

GUARDIAN INSURANCE & ANNUITY - 4RE
ATTN:  PAUL IANNELLI
3900 BURGESS PL                                                      N/A         7.00%
EQUITY ACCOUNTING 3-S
BETHLEHEM PA 18017-9097

HARTFORD LIFE AND ANNUITY
SEPARATE ACCOUNT
ATTN DAVE TEN BROECK                                               58.70%         N/A
PO BOX 2999
HARTFORD CT 06104-2999

HARTFORD LIFE
SEPARATE ACCOUNT
ATTN  DAVE TEN BROECK                                              20.65%         N/A
P.O. BOX 2999
HARTFORD CT 06104-2999

PAUL IANNELLI
3900 BURGESS PLACE                                                   N/A        19.61%
BETHLEHEM PA 18017-9097

SAGE LIFE ASSURANCE OF AMERICA
969 HIGH RIDGE RD STE 200                                            N/A        15.13%
STAMFORD CT 06905-1608

AIM V.I. GOVERNMENT SECURITIES FUND




                                                               SERIES I          SERIES II
                                                                SHARES            SHARES
                                                            ----------------    -----------
                                                            PERCENTAGE OWNED    PERCENTAGE
NAME AND ADDRESS OF                                               OF             OWNED OF
PRINCIPAL HOLDER                                                RECORD           RECORD
----------------                                            ----------------    ----------
THE LINCOLN NATIONAL LIFE INS CO
ATTN SHIRLEY SMITH                                                   N/A        16.91%
1300 SOUTH CLINTON STREET
FORT WAYNE IN 46802-3506

TRANSAMERICA LIFE INSURANCE CO
PREFERRED ADVANTAGE
ATTN  FMD OPERATIONAL ACCOUNTING                                     N/A        19.29%
4333 EDGEWOOD RD NE
CEDAR RAPIDS IA 52499




AIM V.I. GROWTH FUND





                                                               SERIES I          SERIES II
                                                                SHARES            SHARES
                                                            ----------------    -----------
                                                            PERCENTAGE OWNED    PERCENTAGE
NAME AND ADDRESS OF                                               OF             OWNED OF
PRINCIPAL HOLDER                                                RECORD           RECORD
----------------                                            ----------------    ----------
ALLSTATE LIFE INSURANCE CO
ATTN FINANCIAL CONTROL- CIGNA                                     10.91%          N/A
P.O. BOX 94200
PALATINE IL 60094-4200

ALLSTATE LIFE INSURANCE COMPANY
P.O. BOX 94200                                                    12.01%          N/A
PALATINE IL 60094-4200

ALLSTATE LIFE INSURANCE COMPANY
P.O. BOX 94200                                                     6.09%          N/A
PALATINE IL 60094-4200

ING USA ANNUITY AND LIFE INSURANCE CO
1475 DUNWOODY DRIVE                                                 N/A         30.04%
WEST CHESTER PA 19380

AIM V.I. GROWTH FUND





                                                               SERIES I          SERIES II
                                                                SHARES            SHARES
                                                            ----------------    -----------
                                                            PERCENTAGE OWNED    PERCENTAGE
NAME AND ADDRESS OF                                               OF             OWNED OF
PRINCIPAL HOLDER                                                RECORD           RECORD
----------------                                            ----------------    ----------
LINCOLN LIFE FLEXIBLE PREMIUM
VARIABLE LIFE ACCT
ATTN  KAREN GERKA                                                 12.67%          N/A
1300 CLINTON ST
MAIL STOP 4CO1
FORT WAYNE IL 46802-3518

PAUL IANNELLI
3900 BURGESS PLACE                                                  N/A          5.56%
BETHLEHEM PA 18017-9097

PRINCIPAL LIFE INSURANCE COMPANY
ATTN:  LISA DAGUE                                                  5.42%          N/A
711 HIGH STREET
DES MOINES IA 50392-0002

RELISTAR INSURANCE CO OF NEW YORK
ATTN:  FUND OPERATIONS                                            14.46%          N/A
151 FARMINGTON AVE TN41
HARTFORD CT 06156-0001

SUN LIFE FINANCIAL
RETIREMENT PRODUCTS & SERVICES                                     9.24%          N/A
PO BOX 9134
WELLESLEY HILLS, MA 02481-9134

SUN LIFE FINANCIAL
P.O. BOX 9137                                                       N/A          7.12%
WELLESLEY HILLS MA 02481-9137

THE LINCOLN NATIONAL LIFE INS CO
ATTN  SHIRLEY SMITH                                                 N/A         39.23%
1300 SOUTH CLINTON STREET
FORT WAYNE IN 46802-3506

TRANSAMERICA LIFE INSURANCE CO
PREFERRED ADVANTAGE
ATTN  FMD OPERATIONAL ACCOUNTING                                    N/A          7.72%
4333 EDGEWOOD RD NE
CEDAR RAPIDS IA 52499

AIM V.I. HEALTH SCIENCES FUND




                                             SERIES I          SERIES II
                                              SHARES            SHARES
                                          ----------------    -----------
                                          PERCENTAGE OWNED    PERCENTAGE
NAME AND ADDRESS OF                             OF             OWNED OF
PRINCIPAL HOLDER                              RECORD           RECORD
----------------                          ----------------    ----------
A I M ADVISORS, INC
ATTN:  CORPORATE CONTROLLER                    N/A             100.00%*
11 E GREENWAY PLZ STE 1919
HOUSTON TX 77046-1103

ALLMERICA FIN LIFE INS & ANNU
440 LINCOLN ST
SEPERATE ACCOUNTING                           7.59%               N/A
MAIL STATION S310
WORCESTER MA 01653-0002

AMERICAN SKANDIA LIFE ASSURANCE CO
ATTN  INVESTMENT ACCOUNTING
P.O. BOX 883                                 34.09%               N/A
1 CORPORATE DR
SHELTON CT 06484-6208

CM LIFE INSURANCE CO
1295 STATE ST                                 7.51%               N/A
SPRINGFIELD MA 01111-0001

ING USA ANNUITY AND LIFE INSURANCE CO
1475 DUNWOODY DR                             24.91%               N/A
WEST CHESTER PA 19380-1478



AIM V.I. HIGH YIELD FUND





                                                               SERIES I          SERIES II
                                                                SHARES            SHARES
                                                            ----------------    -----------
                                                            PERCENTAGE OWNED    PERCENTAGE
NAME AND ADDRESS OF                                               OF             OWNED OF
PRINCIPAL HOLDER                                                RECORD           RECORD
----------------                                            ----------------    ----------
ALLSTATE LIFE INSURANCE COMPANY
PO BOX 94200                                                       19.26%          N/A
PALATINE IL 60094-4200

ALLSTATE LIFE INSURANCE CO
P.O. BOX 94200                                                       N/A         78.70%
PALATINE IL 60094-4200


----------

*     Owned of record and beneficially.

AIM V.I. HIGH YIELD FUND





                                                               SERIES I          SERIES II
                                                                SHARES            SHARES
                                                            ----------------    -----------
                                                            PERCENTAGE OWNED    PERCENTAGE
NAME AND ADDRESS OF                                               OF             OWNED OF
PRINCIPAL HOLDER                                                RECORD           RECORD
----------------                                            ----------------    ----------
ALLSTATE LIFE OF NEW YORK
3100 SANDERS ROAD                                                    N/A         21.30%
NORTHBROOK IL 60062-7155

ANNUITY INVESTORS LIFE INS CO
ATTN:  TODD GAYHART
580 WALNUT ST                                                       6.02%          N/A
CINCINNATI OH 45202-3110

GREAT-WEST LIFE & ANNUITY
ANNT:  MUTUAL FUND TRADING 2T2                                     15.16%          N/A
8515 E ORCHARD RD
ENGLEWOOD CO 80111-5002

HARTFORD LIFE INSURANCE CO
ATTN DAVID TEN BROECK                                              10.91%          N/A
PO BOX 2999
HARTFORD CT 06104-2999

JEFFERSON NATIONAL LIFE INSURANCE
9920 CORPORATE CAMPUS DR STE 1000                                   5.74%          N/A
LOUISVILLE KY 40223-4051

SECURITY LIFE
UNIT VALUATIONS 2T2                                                20.91%          N/A
1475 DUNWOODY DR
WEST CHESTER PA 19380-1478

AIM V.I. INTERNATIONAL GROWTH FUND




                                                               SERIES I          SERIES II
                                                                SHARES            SHARES
                                                            ----------------    -----------
                                                            PERCENTAGE OWNED    PERCENTAGE
NAME AND ADDRESS OF                                               OF             OWNED OF
PRINCIPAL HOLDER                                                RECORD           RECORD
----------------                                            ----------------    ----------
ALLSTATE LIFE INSURANCE CO
ATTN:  FINANCIAL CONTROL-CIGNA                                     11.75%          N/A
P.O. BOX 94200
PALATINE IL 60094-4200

ALLSTATE LIFE INSURANCE COMPANY
P.O. BOX 94200                                                      6.02%          N/A
PALATINE IL 60094-4200

ALLSTATE LIFE INSURANCE COMPANY
P.O. BOX 94200                                                      7.37%          N/A
PALATINE IL 60094-4200

GE LIFE AND ANNUITY ASSURANCE CO
ATTN:  VARIABLE ACCOUNTING                                           N/A         11.91%
6610 WEST BROAD ST
RICHMOND VA 23230-1702

HARTFORD LIFE AND ANNUITY
SEPARATE ACCOUNT
ATTN:  DAVE TEN BROECK                                              8.59%          N/A
PO BOX 2999
HARTFORD CT 06104-2999

LINCOLN NATIONAL LIFE INSURANCE COMPANY
1300 S. CLINTON STREET                                              6.03%          N/A
FORT WAYNE IN 46802-3506

LINCOLN NATIONAL LIFE INSURANCE COMPANY
1300 S. CLINTON STREET                                               N/A         22.09%
FORT WAYNE IN 46802-3506

MERRILL LYNCH LIFE INSURANCE CO
FBO THE SOLE BENEFIT OF CUSTOMERS                                   5.79%          N/A
4800 DEER LAKE DR E
JACKSONVILLE FL 32246-6484

METLIFE INVESTORS VA/VL
ATTN:  STACIE GANNON                                                 N/A          7.90%
PO BOX 295
DES MOINES IA 50301-0295

NATIONWIDE INS. CO
C/O IPO PORTFOLIO ACCT                                               N/A          6.08%
P.O. BOX 182029
COLUMBUS OH 43218-2029

AIM V.I. INTERNATIONAL GROWTH FUND





                                                               SERIES I          SERIES II
                                                                SHARES            SHARES
                                                            ----------------    -----------
                                                            PERCENTAGE OWNED    PERCENTAGE
NAME AND ADDRESS OF                                               OF             OWNED OF
PRINCIPAL HOLDER                                                RECORD           RECORD
----------------                                            ----------------    ----------
SAGE LIFE ASSURANCE OF AMERICA
969 HIGH RIDGE RD STE 200                                            N/A         11.20%
STAMFORD CT 06901-1608

SECURITY BENEFIT LIFE
FBO UNBUNDLED
C/O VARIABLE ANNUITY DEPT                                            N/A          8.32%
1 SW SECURITY BENEFIT PL
TOPEKA KS 66606-2444

SECURITY BENEFIT LIFE
SBL ADVANCE DESIGNS
C/O VARIABLE ANNUITY DEPT                                            N/A         23.00%
1 SW SECURITY BENEFIT PL
TOPEKA KS 66636-0001

SUN LIFE FINANCIAL
RETIREMENT PRODUCTS & SERVICES                                      9.32%          N/A
PO BOX 9134
WELLESLEY HILLS, MA 02481

SUN LIFE ASSURANCE COMPANY OF CANADA (US)
P.O. BOX 9133                                                       8.99%          N/A
WELLESLEY HILLS MA 02481-9133




AIM V.I. LARGE CAP GROWTH FUND





                                                               SERIES I          SERIES II
                                                                SHARES            SHARES
                                                            ----------------    -----------
                                                            PERCENTAGE OWNED    PERCENTAGE
NAME AND ADDRESS OF                                               OF             OWNED OF
PRINCIPAL HOLDER                                                RECORD           RECORD
----------------                                            ----------------    -----------
A I M ADVISORS, INC
ATTN:  DAVID HESSEL                                           100.00%*,**       100.00%*,**
11 GREENWAY PLAZA SUITE 1919
HOUSTON TX 77046-1103


----------


*     Owned of record and beneficially.


** Presumed to be a control person because of beneficial ownership of 25% or more of the Fund.

AIM V.I. LEISURE FUND






                                                               SERIES I          SERIES II
                                                                SHARES            SHARES
                                                            ----------------    -----------
                                                            PERCENTAGE OWNED    PERCENTAGE
NAME AND ADDRESS OF                                               OF             OWNED OF
PRINCIPAL HOLDER                                                RECORD           RECORD
----------------                                            ----------------    ----------
A I M ADVISORS, INC
ATTN:  CORPORATE CONTROLLER
11 E GREENWAY PLZ STE 1919                                        N/A           100.00%*
HOUSTON TX 77046-1103

ING USA ANNUITY AND LIFE INSURANCE CO
1475 DUNWOODY DR                                                99.94%             N/A
WEST CHESTER PA 19380-1478




AIM V.I. MID CAP CORE EQUITY FUND





                                                               SERIES I          SERIES II
                                                                SHARES            SHARES
                                                            ----------------    -----------
                                                            PERCENTAGE OWNED    PERCENTAGE
NAME AND ADDRESS OF                                               OF             OWNED OF
PRINCIPAL HOLDER                                                RECORD           RECORD
----------------                                            ----------------    ----------
ALLSTATE LIFE INSURANCE CO
3100 SANDERS RD STE K4A                                            12.12%         N/A
NORTHBROOK IL 60062-7054

AMERICAN ENTERPRISE LIFE INS CO
1497 AXP FINANCIAL CTR                                             16.38%         N/A
MINNEAPOLIC MN 55474-0014

HARTFORD LIFE AND ANNUITY
SEPARATE ACCOUNT
ATTN DAVE TEN BROECK                                               65.53%         N/A
PO BOX 2999
HARTFORD CT 06104-2999

HARTFORD LIFE SEPARATE ACCOUNT
ATTN DAVE TEN BROECK                                               18.50%         N/A
PO BOX 2999
HARTFORD CT 06104-2999

LINCOLN BENEFIT LIFE
2940 S 84TH ST                                                       N/A        17.57%
LINCOLN NE 68506-4142


----------

*     Owned of record and beneficially.

AIM V.I. MID CAP CORE EQUITY FUND





                                                               SERIES I          SERIES II
                                                                SHARES            SHARES
                                                            ----------------    -----------
                                                            PERCENTAGE OWNED    PERCENTAGE
NAME AND ADDRESS OF                                               OF             OWNED OF
PRINCIPAL HOLDER                                                RECORD           RECORD
----------------                                            ----------------    ----------
PAUL IANNELLI
3900 BURGESS PLACE                                                   N/A         6.14%
BETHLEHEM PA 18017-9097

SECURITY BENEFIT LIFE
1 SW SECURITY BENEFIT PL                                             N/A         7.25%
TOPEKA KS 66606-2444

TRAVELERS INSURANCE COMPANY
ATTN SHAREHOLDER ACCOUNTING                                          N/A        12.46%
ONE TOWER SQUARE 6MS
HARTFORD CT 06183-0002

TRAVELERS LIFE & ANNUITY COMPANY
ATTN SHAREHOLDER ACCOUNTING                                          N/A         5.87%
ONE TOWER SQUARE 6MS
HARTFORD CT 06183-0002




AIM V.I. MONEY MARKET FUND



                                                               SERIES I          SERIES II
                                                                SHARES            SHARES
                                                            ----------------    -----------
                                                            PERCENTAGE OWNED    PERCENTAGE
NAME AND ADDRESS OF                                               OF             OWNED OF
PRINCIPAL HOLDER                                                RECORD           RECORD
----------------                                            ----------------    ----------
ALLSTATE LIFE INSURANCE CO
ATTN FINANCIAL CONTROL- CIGNA                                      17.37%          N/A
P.O. BOX 94200
PALATINE IL 60094-4200

ALLSTATE LIFE OF NEW YORK
3100 SANDERAS ROAD                                                   N/A          8.64%
NORTHBROOK IL 60062-7155

ALLSTATE LIFE INSURANCE COMPANY
P.O. BOX 94200                                                     33.63%          N/A
PALATINE IL 60094-4200

ALLSTATE LIFE INSURANCE COMPANY
P.O. BOX 94200                                                     18.89%          N/A
PALATINE IL 60094-4200

AIM V.I. MONEY MARKET FUND



                                                               SERIES I          SERIES II
                                                                SHARES            SHARES
                                                            ----------------    -----------
                                                            PERCENTAGE OWNED    PERCENTAGE
NAME AND ADDRESS OF                                               OF             OWNED OF
PRINCIPAL HOLDER                                                RECORD           RECORD
----------------                                            ----------------    ----------
ALLSTATE LIFE INSURANCE CO
PO BOX 94200                                                         N/A         91.36%
PALATINE IL 60094-4200

GENERAL AMERICAN LIFE INSURANCE
13045 TESSON FERRY RD                                               5.25%          N/A
ST LOUIS MO 63128-3499

SAGE LIFE ASSURANCE OF AMERICA
969 HIGHRIDGE RD, STE 200                                          19.39%          N/A
STAMFORD, CT 06905




AIM V.I. PREMIER EQUITY FUND





                                                               SERIES I          SERIES II
                                                                SHARES            SHARES
                                                            ----------------    -----------
                                                            PERCENTAGE OWNED    PERCENTAGE
NAME AND ADDRESS OF                                               OF             OWNED OF
PRINCIPAL HOLDER                                                RECORD           RECORD
----------------                                            ----------------    ----------
ALLSTATE LIFE INSURANCE CO
3100 SANDERS RD STE K4A                                             N/A         15.02%
NORTHBROOK IL 60062-7154

ALLSTATE LIFE INSURANCE CO
ATTN FINANCIAL CONTROL- CIGNA                                      5.15%          N/A
P.O. BOX 94200
PALATINE IL 60094-4200

HARTFORD LIFE AND ANNUITY
SEPARATE ACCOUNT
ATTN DAVE TEN BROECK                                              14.48%          N/A
P.O. BOX 2999
HARTFORD CT 06104-2999

AIM V.I. PREMIER EQUITY FUND





                                                               SERIES I          SERIES II
                                                                SHARES            SHARES
                                                            ----------------    -----------
                                                            PERCENTAGE OWNED    PERCENTAGE
NAME AND ADDRESS OF                                               OF             OWNED OF
PRINCIPAL HOLDER                                                RECORD           RECORD
----------------                                            ----------------    ----------
MERRILL LYNCH PIERCE FENNER & SMITH
FBO THE SOLE BENEFIT OF CUSTOMERS                                 11.49%          N/A
4800 DEER LAKE DR E
JACKSONVILLE FL 32246-6484

NATIONWIDE INSURANCE COMPANY
C/O IPO PORTFOLIO ACCOUNTING                                        N/A          7.37%
P.O. BOX 182029
COLUMBUS OH 43218-2029

NATIONWIDE INSURANCE COMPANY
C/O IPO PORTFOLIO ACCOUNTING                                        N/A          6.64%
P.O. BOX 182029
COLUMBUS OH 43218-2029

PRUDENTIAL INSURANCE CO IF AMER
ATTN IGG FINL REP SEP ACCTS                                       10.65%          N/A
213 WASHINGTON ST  7TH FL
NEWARK NJ 07102-2992

RELISTAR INSURANCE CO OF NEW YORK
ATTN:  FUND OPERATIONS                                             5.64%          N/A
151 FARMINGTON AVE TN41
HARTFORD CT 06156-0001

THE LINCOLN NATIONAL LIFE INS CO
ATTN SHIRLEY SMITH                                                  N/A         39.89%
1300 SOUTH CLINTON STREET
FORT WAYNE IN 46802-3506

AIM V.I. REAL ESTATE FUND





                                                               SERIES I          SERIES II
                                                                SHARES            SHARES
                                                            ----------------    -----------
                                                            PERCENTAGE OWNED    PERCENTAGE
NAME AND ADDRESS OF                                               OF             OWNED OF
PRINCIPAL HOLDER                                                RECORD           RECORD
----------------                                            ----------------    ----------
A I M ADVISORS INC
ATTN:  CORPORATE CONTROLLER                                         N/A          100.00%*
11 E GREENWAY PLZ STE 1919
HOUSTON TX 77046-1103

AMERICAN NATIONAL GROUP UNALLOCATED
1 MOODY PLZ                                                        5.17%            N/A
GALVESTON TX 77550-7947

JEFFERSON NATIONAL LIFE INSURANCE
9920 CORPORATE CAMPUS DR  STE 1000                                 9.79%            N/A
LOUISVILLE KY 40223-4051

KEMPER INVESTORS LIFE INSURANCE CO
VARIABLE SEPARATE ACCOUNT                                         11.93%            N/A
1600 MCCONNOR PKWY
SCHAUMBURG IL 60196-6801

SECURITY BENEFIT LIFE
1 SW SECURITY BENEFIT PL                                          10.19%            N/A
TOPEKA KS 66606-2444

SECURITY BENEFIT LIFE
FBO UNBUNDLED
C/O VARIABLE ANNUITY DEPARTMENT                                    9.93%            N/A
1 SW SECURITY BENEFIT PL
TOPEKA KS 66636-1000

SYMETRA LIFE INSURANCE CO
ATTN:  MICHEAL ZHANG                                              31.34%            N/A
PO BOX 219241
KANSAS CITY MO 64121-9241


----------

* Owned of record and beneficially.

AIM V.I. SMALL CAP EQUITY FUND




                                                               SERIES I          SERIES II
                                                                SHARES            SHARES
                                                            ----------------    -----------
                                                            PERCENTAGE OWNED    PERCENTAGE
NAME AND ADDRESS OF                                               OF             OWNED OF
PRINCIPAL HOLDER                                                RECORD           RECORD
----------------                                            ----------------    ----------
A I M ADVISORS INC
ATTN:  DAVID HESSEL                                                  N/A         99.68%*
11 GREENWAY PLAZA SUITE 1919
HOUSTON TX 77046-1103

HARTFORD LIFE & ANNUITY
SEPARATE ACCOUNT
ATTN  DAVE TEN BROECK                                              72.14%          N/A
P.O. BOX 2999
HARTFORD CT 06104-2999

HARTFORD LIFE INSURANCE COMPANY
SEPARATE ACCOUNT
ATTN  DAVE TEN BROECK                                              27.67%          N/A
P.O. BOX 2999
HARTFORD CT 06104-2999



AIM V.I. SMALL COMPANY GROWTH FUND






                                                               SERIES I          SERIES II
                                                                SHARES            SHARES
                                                            ----------------    -----------
                                                            PERCENTAGE OWNED    PERCENTAGE
NAME AND ADDRESS OF                                               OF             OWNED OF
PRINCIPAL HOLDER                                                RECORD           RECORD
----------------                                            ----------------    ----------
A I M ADVISORS, INC
ATTN:  CORPORATE CONTROLLER                                         N/A          100.00%*
11 E GREENWAY PLZ STE 1919
HOUSTON TX 77046-1103

CONNECTICUT GENERAL LIFE INS
ATTN  BRENDA CHRISTIAN H18D
280 TRUMBULL ST                                                   23.97%            N/A
P.O. BOX 2975
HARTFORD CT 06104-2975

CONNECTICUT GENERAL LIFE INS CO
ATTN  BRENDA CHRISTIAN H18D
280 TRUMBULL ST                                                    5.14%            N/A
P.O. BOX 2975
HARTFORD CT 06104-2975


----------

*   Owned of record and beneficially.

AIM V.I. SMALL COMPANY GROWTH FUND





                                                               SERIES I          SERIES II
                                                                SHARES            SHARES
                                                            ----------------    -----------
                                                            PERCENTAGE OWNED    PERCENTAGE
NAME AND ADDRESS OF                                               OF             OWNED OF
PRINCIPAL HOLDER                                                RECORD           RECORD
----------------                                            ----------------    ----------
NATIONWIDE INSURANCE CO
C/O IPO PORTFOLIO ACCOUNTING                                          9.00%          N/A
P.O. BOX 182029
COLUMBUS OH 43218-2029

PRINCIPAL LIFE INSURANCE CO
FVA - PRINCIPAL VARIABLE ANNUITY
ATTN  LISA DAGUE                                                      7.68%          N/A
711 HIGH ST
DES MOINES IA 50392-0001

SECURITY LIFE SEPARATE ACCOUNT
1475 DUNWOODY DR                                                     30.95%          N/A
WEST CHESTER PA 19380-1478

SUN LIFE FINANCIAL FUTURITY (NY)
P.O. BOX 9134                                                         7.63%          N/A
WELLESLEY HLS MA 02481-9134




AIM V.I. TECHNOLOGY FUND




                                                               SERIES I          SERIES II
                                                                SHARES            SHARES
                                                            ----------------    -----------
                                                            PERCENTAGE OWNED    PERCENTAGE
NAME AND ADDRESS OF                                               OF             OWNED OF
PRINCIPAL HOLDER                                                RECORD           RECORD
----------------                                            ----------------    ----------
A I M ADVISORS, INC
ATTN:  CORPORATE CONTROLLER
11 E GREENWAY PLZ STE 1919                                          N/A          6.74%
HOUSTON TX 77046-1103

ALLSTATE LIFE INSURANCE CO
PO BOX 94200                                                        N/A         87.18%
PALATINE IL 60094-4200

ALLSTATE LIFE OF NEW YORK
3100 SANDERS RD                                                     N/A          6.08%
NORTHBROOK IL 60062-7155

AMERICAN SKANDIA LIFE ASSURANCE CO
ATTN  INVESTMENT ACCOUNTING
P.O. BOX 883                                                      45.43%          N/A
1 CORPORATE DR
SHELTON CT 06484-6208

CM LIFE INSURANCE CO
1295 STATE ST                                                      6.95%          N/A
SPRINGFIELD MA 01111-0001

IDS LIFE INSURANCE COMPANY
222 AXP FINANCIAL CTR                                             11.34%          N/A
MINNEAPOLIS MN 55474-0002

AIM V.I. TOTAL RETURN FUND





                                                               SERIES I          SERIES II
                                                                SHARES            SHARES
                                                            ----------------    -----------
                                                            PERCENTAGE OWNED    PERCENTAGE
NAME AND ADDRESS OF                                               OF             OWNED OF
PRINCIPAL HOLDER                                                RECORD           RECORD
----------------                                            ----------------    ----------
A I M ADVISORS, INC
ATTN:  CORPORATE CONTROLLER                                         N/A          100.00%*
11 E GREENWAY PLZ STE 1919
HOUSTON TX 77046-1103

ANNUITY INVESTORS LIFE INS CO
ATTN:  TODD GAYHART                                               13.71%            N/A
250 EAST FIFTH ST
CINCINNATI OH 45202-4119

NATIONWIDE INSURANCE CO
C/O IPO PORTFOLIO ACCOUNTING                                      10.72%            N/A
P.O. BOX 182029
COLUMBUS OH 43218-2029

SECURITY LIFE SEPARATE ACCOUNT
1475 DUNWOODY DR                                                  70.42%            N/A
WEST CHESTER PA 19380-1478



AIM V.I. UTILITIES FUND




                                                               SERIES I          SERIES II
                                                                SHARES            SHARES
                                                            ----------------    -----------
                                                            PERCENTAGE OWNED    PERCENTAGE
NAME AND ADDRESS OF                                               OF             OWNED OF
PRINCIPAL HOLDER                                                RECORD           RECORD
----------------                                            ----------------    ----------
ALLMERICA FIN LIFE INS & ANNU
440 LINCOLN ST
SEPARATE ACCOUNTING                                                  5.31%         N/A
MAIL STATION S310
WORCESTER MA 01653-0002

ALLSTATE LIFE INSURANCE CO
PO BOX 94200                                                          N/A        74.82%
PALATINE IL 60094-4200

ALLSTATE LIFE OF NEW YORK
3100 SANDERS RD                                                       N/A         8.56%
NORTHBROOK IL 60062-7155

ANNUITY INVESTORS LIFE INSURANCE
580 WALNUT                                                            N/A        14.60%
CINCINNATI OH 45202-3110


-------------
*       Owned of record and beneficially.

AIM V.I. UTILITIES FUND




                                                               SERIES I          SERIES II
                                                                SHARES            SHARES
                                                            ----------------    -----------
                                                            PERCENTAGE OWNED    PERCENTAGE
NAME AND ADDRESS OF                                               OF             OWNED OF
PRINCIPAL HOLDER                                                RECORD           RECORD
----------------                                            ----------------    ----------
ING USA ANNUITY AND LIFE INSURANCE CO
1475 DUNWOODY DR                                                     50.97%          N/A
WEST CHESTER PA 19380-1478

KEMPER INVESTORS LIFE INSURANCE CO
VARIABLE SEPARATE ACCOUNT                                            12.80%          N/A
1600 MCCONNOR PKWY
SCHAUMBURG IL 60196-6801

SECURITY LIFE SEPARATE ACCOUNT
1475 DUNWOODY DR                                                      7.38%          N/A
WEST CHESTER PA 19380-1478


MANAGEMENT OWNERSHIP


As of April 1, 2005, the trustees and officers as a group owned less than 1% of the shares outstanding of each class of any Fund.

                                   APPENDIX G

     AMOUNTS PAID TO A I M DISTRIBUTORS, INC. PURSUANT TO DISTRIBUTION PLAN


         A LIST OF AMOUNTS PAID BY EACH CLASS OF SHARES TO AIM DISTRIBUTORS PURSUANT TO THE PLAN FOR THE FISCAL YEAR OR PERIOD ENDED DECEMBER 31, 2004 ARE AS FOLLOWS:



                                                                     SERIES I   SERIES II*
FUND                                                                  SHARES      SHARES
----                                                                 --------   ----------
AIM V.I. Core Stock Fund ......................................        N/A     $   17
AIM V.I. Dynamics Fund ........................................        N/A         17
AIM V.I. Financial Services Fund ..............................        N/A         17
AIM V.I. Health Sciences Fund .................................        N/A         17
AIM V.I. Leisure Fund .........................................        N/A         10
AIM V.I. Small Company Growth Fund ............................        N/A         10
AIM V.I. Technology Fund ......................................        N/A        265
AIM V.I. Total Return Fund ....................................        N/A         10
AIM V.I. Utilities Fund .......................................        N/A        848


*     Series II shares were first offered on April 30, 2004.

                                   APPENDIX H



          ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLAN


         An estimate by category of the allocation of actual fees paid by Series II shares of the Funds during the fiscal year or period ended December 31, 2004 follows:




                                                    PRINTING &                 COMPENSATION    COMPENSATION TO      ANNUAL REPORT
                                  ADVERTISING        MAILING       SEMINARS     TO DEALERS*    SALES PERSONNEL        TOTAL
                                  -----------       ----------     --------    ------------    ---------------      -------------
AIM V.I. Core Stock Fund**             --              --             --        $     17       $                    $     17
AIM V.I. Dynamics Fund**               --              --             --              17                                  17
AIM V.I. Financial Services            --              --             --              17                                  17
Fund**
AIM V.I. Health Sciences Fund**        --              --             --              17                                  17
AIM V.I. Leisure Fund**                --              --             --              10                                  10
AIM V.I. Small Company Growth          --              --             --              10                                  10
Fund**
AIM V.I. Technology Fund**             --              --             --             265                                 265
AIM V.I. Total Return Fund**           --              --             --              10                                  10
AIM V.I. Utilities Fund**              --              --             --             848                                 848



* Compensation to financial intermediaries and broker-dealers to pay or reimburse them for their services or expenses in connection with the distribution of the Shares to fund variable annuity and variable insurance contracts investing directly in the Shares.


**    Series II shares were first offered April 30, 2004.

                                   APPENDIX I


                               PENDING LITIGATION


                                  APPENDIX I-1

                    PENDING LITIGATION ALLEGING MARKET TIMING

         The following civil lawsuits, including purported class action and shareholder derivative suits, involve, depending on the lawsuit, one or more AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties and make allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG, concerning market timing activity in the AIM Funds. These lawsuits either have been served or have had service of process waived as of January 18, 2005.

         RICHARD LEPERA, ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED,
         V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., INVESCO BOND FUNDS, INC., INVESCO SECTOR FUNDS, INC. AND DOE DEFENDANTS 1-100, in the District Court, City and County of Denver, Colorado, (Civil Action No. 03-CV-7600), filed on October 2, 2003. This claim alleges: common law breach of fiduciary duty; common law breach of contract; and common law tortious interference with contract. The plaintiff in this case is seeking: compensatory and punitive damages; injunctive relief; disgorgement of revenues and profits; and costs and expenses, including counsel fees and expert fees.

         MIKE SAYEGH, ON BEHALF OF THE GENERAL PUBLIC, V. JANUS CAPITAL CORPORATION, JANUS CAPITAL MANAGEMENT LLC, JANUS INVESTMENT FUND, EDWARD J. STERN, CANARY CAPITAL PARTNERS LLC, CANARY INVESTMENT MANAGEMENT LLC, CANARY CAPITAL PARTNERS LTD., KAPLAN & CO. SECURITIES INC., BANK ONE CORPORATION, BANC ONE INVESTMENT ADVISORS, THE ONE GROUP MUTUAL FUNDS, BANK OF AMERICA CORPORATION, BANC OF AMERICA CAPITAL MANAGEMENT LLC, BANC OF AMERICA ADVISORS LLC, NATIONS FUND INC., ROBERT
         H. GORDON, THEODORE H. SIHPOL III, CHARLES D. BRYCELAND, SECURITY TRUST COMPANY, STRONG CAPITAL MANAGEMENT INC., JB OXFORD & COMPANY, ALLIANCE CAPITAL MANAGEMENT HOLDING L.P., ALLIANCE CAPITAL MANAGEMENT L.P., ALLIANCE CAPITAL MANAGEMENT CORPORATION, AXA FINANCIAL INC., ALLIANCEBERNSTEIN REGISTRANTS, GERALD MALONE, CHARLES SCHAFFRAN, MARSH & MCLENNAN COMPANIES, INC., PUTNAM INVESTMENTS TRUST, PUTNAM INVESTMENT MANAGEMENT LLC, PUTNAM INVESTMENT FUNDS, AND DOES 1-500, in the Superior Court of the State of California, County of Los Angeles (Case No. BC304655), filed on October 22, 2003 and amended on December 17, 2003 to substitute INVESCO Funds Group, Inc. and Raymond R. Cunningham for unnamed Doe defendants. This claim alleges unfair business practices and violations of Sections 17200 and 17203 of the California Business and Professions Code. The plaintiff in this case is seeking: injunctive relief; restitution, including pre-judgment interest; an accounting to determine the amount to be returned by the defendants and the amount to be refunded to the public; the creation of an administrative process whereby injured customers of the defendants receive their losses; and counsel fees.

         RAJ SANYAL, DERIVATIVELY ON BEHALF OF NATIONS INTERNATIONAL EQUITY FUND, V. WILLIAM P. CARMICHAEL, WILLIAM H. GRIGG, THOMAS F. KELLER, CARL E. MUNDY, JR., CORNELIUS J. PINGS, A. MAX WALKER, CHARLES B. WALKER, EDMUND L. BENSON, III, ROBERT H. GORDON, JAMES B. SOMMERS, THOMAS S. WORD, JR., EDWARD D. BEDARD, GERALD MURPHY, ROBERT B. CARROLL,

         INVESCO GLOBAL ASSET MANAGEMENT, PUTNAM INVESTMENT MANAGEMENT, BANK OF AMERICA CORPORATION, MARSICO CAPITAL MANAGEMENT, LLC, BANC OF AMERICA ADVISORS, LLC, BANC OF AMERICA CAPITAL MANAGEMENT, LLC, AND NATIONS FUNDS TRUST, in the Superior Court Division, State of North Carolina (Civil Action No. 03-CVS-19622), filed on November 14, 2003. This claim alleges common law breach of fiduciary duty; abuse of control; gross mismanagement; waste of fund assets; and unjust enrichment. The plaintiff in this case is seeking: injunctive relief, including imposition of a constructive trust; damages; restitution and disgorgement; and costs and expenses, including counsel fees and expert fees.

         L. SCOTT KARLIN, DERIVATIVELY ON BEHALF OF INVESCO FUNDS GROUP, INC. V. AMVESCAP, PLC, INVESCO, INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, AND CANARY CAPITAL PARTNERS, LTD., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2406), filed on November 28, 2003. This claim alleges violations of Section 36(b) of the Investment Company Act of 1940 ("Investment Company Act"), and common law breach of fiduciary duty. The plaintiff in this case is seeking damages and costs and expenses, including counsel fees and expert fees.

         RICHARD RAVER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC, AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2441), filed on December 2, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act of 1933 (the "Securities Act"); Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 (the "Exchange Act"); Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

         JERRY FATTAH, CUSTODIAN FOR BASIM FATTAH, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL

         RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2456), filed on December 4, 2003. This claim alleges violations of: Sections 11 and 15 of Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

         EDWARD LOWINGER AND SHARON LOWINGER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO; INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-9634), filed on December 4, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

         JOEL GOODMAN, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC. AND RAYMOND R. CUNNINGHAM, in the District Court, City and County of Denver, Colorado (Case Number 03CV9268), filed on December 5, 2003. This claim alleges common law breach of fiduciary duty and aiding and abetting breach of fiduciary duty. The plaintiffs in this case are seeking: injunctive relief; accounting for all damages and for all profits and any special benefits obtained; disgorgement; restitution and damages; costs and disbursements, including counsel fees and expert fees; and equitable relief.

         STEVEN B. EHRLICH, CUSTODIAN FOR ALEXA P. EHRLICH, UGTMA/FLORIDA, AND DENNY P. JACOBSON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURERS MONEY MARKET RESERVE FUND, AIM INVESCO TREASURERS TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-N-2559), filed on December 17, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

         JOSEPH R. RUSSO, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND

         (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURERS MONEY MARKET RESERVE FUND, AIM INVESCO TREASURERS TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-10045), filed on December 18, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

         MIRIAM CALDERON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AMVESCAP PLC, AVZ, INC., AMVESCAP RETIREMENT, INC., AMVESCAP NATIONAL TRUST COMPANY, ROBERT F. MCCULLOUGH, GORDON NEBEKER, JEFFREY G. CALLAHAN, INVESCO FUNDS GROUP, INC., RAYMOND R. CUNNINGHAM, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-M-2604), filed on December 24, 2003. This claim alleges violations of Sections 404, 405 and 406B of the Employee Retirement Income Security Act ("ERISA"). The plaintiffs in this case are seeking: declarations that the defendants breached their ERISA fiduciary duties and that they are not entitled to the protection of
         Section 404(c)(1)(B) of ERISA; an order compelling the defendants to make good all losses to a particular retirement plan described in this case (the "Retirement Plan") resulting from the defendants' breaches of their fiduciary duties, including losses to the Retirement Plan resulting from imprudent investment of the Retirement Plan's assets, and to restore to the Retirement Plan all profits the defendants made through use of the Retirement Plan's assets, and to restore to the Retirement Plan all profits which the participants would have made if the defendants had fulfilled their fiduciary obligations; damages on behalf of the Retirement Plan; imposition of a constructive trust, injunctive relief, damages suffered by the Retirement Plan, to be allocated proportionately to the participants in the Retirement Plan; restitution and other costs and expenses, including counsel fees and expert fees.

         PAT B. GORSUCH AND GEORGE L. GORSUCH V. INVESCO FUNDS GROUP, INC. AND AIM ADVISER, INC., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2612), filed on December 24, 2003. This claim alleges violations of Sections 15(a), 20(a) and 36(b) of the Investment Company Act. The plaintiffs in this case are seeking: rescission and/or voiding of the investment advisory agreements;

         return of fees paid; damages; and other costs and expenses, including counsel fees and expert fees.

         LORI WEINRIB, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC., AMVESCAP PLC, TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-00492), filed on January 21, 2004. This claim alleges violations of: Sections 11 and 15 of the 1933 Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and
         Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

         ROBERT S. BALLAGH, JR., INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0152), filed on January 28, 2004. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

         JONATHAN GALLO, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND,

         INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0151), filed on January 28, 2004. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

         EILEEN CLANCY, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM AND THOMAS KOLBE, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-0713), filed on January 30, 2004. This claim alleges violations of Sections 11 and 15 of the Securities Act. The plaintiffs in this case are seeking: compensatory damages, rescission; return of fees paid; and other costs and expenses, including counsel fees and expert fees.

         SCOTT WALDMAN, ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED,
         V. INVESCO FUNDS GROUP, INC., INVESCO DYNAMICS FUND, INVESCO EUROPEAN FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC., AMVESCAP PLC, AND RAYMOND CUNNINGHAM, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-00915), filed on February 3, 2004. This claim alleges violations of Sections 11 and 15 of the Securities Act and common law breach of fiduciary duty. The plaintiffs in this case are seeking compensatory damages; injunctive relief; and costs and expenses, including counsel fees and expert fees.

         CARL E. VONDER HAAR AND MARILYN P. MARTIN, ON BEHALF OF THEMSELVES AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC. AND DOE DEFENDANTS 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-CV-812), filed on February 5, 2004. This claim alleges: common law breach of fiduciary duty; breach of contract; and tortious interference with contract. The plaintiffs in this case are seeking: injunctive relief; damages; disgorgement; and costs and expenses, including counsel fees and expert fees.

         HENRY KRAMER, DERIVATIVELY ON BEHALF OF INVESCO ENERGY FUND, INVESCO STOCK FUNDS, INC., AND INVESCO MUTUAL FUNDS V. AMVESCAP, PLC, INVESCO FUNDS GROUP, INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, AND CANARY CAPITAL PARTNERS, LTD., DEFENDANTS, AND INVESCO ENERGY FUND, INVESCO STOCK FUNDS, INC., AND INVESCO MUTUAL FUNDS, NOMINAL DEFENDANTS, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0397), filed on March 4, 2004. This claim alleges violations of Section 36(b) of the Investment Company Act and common law breach of fiduciary duty. The plaintiff in this case is seeking damages and costs and expenses, including counsel fees and expert fees.

         CYNTHIA L. ESSENMACHER, DERIVATIVELY ON BEHALF OF THE INVESCO DYNAMICS FUND AND THE REMAINING "INVESCO FUNDS" V. INVESCO FUNDS GROUPS, INC., AMVESCAP PLC, AIM MANAGEMENT GROUP, INC., RAYMOND CUNNINGHAM, TIMOTHY MILLER, THOMAS KOLBE AND MICHAEL LEGOSKI, DEFENDANTS, AND INVESCO DYNAMICS FUND AND THE "INVESCO FUNDS", NOMINAL DEFENDANTS, in the United States District Court, District of Delaware (Civil Action No. 04-CV-188), filed on March 29, 2004. This claim alleges: violations of
         Section 36(b) of the Investment Company Act; violations of Section 206 of the Advisers Act; common law breach of fiduciary duty; and civil conspiracy. The plaintiff in this case is seeking: damages; injunctive relief; and costs and expenses, including counsel fees and expert fees.

         Pursuant to an Order of the MDL Court, plaintiffs in the above lawsuits (with the exception of Carl E. Vonder Haar, et al. v. INVESCO Funds Group, Inc. et al.) consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds (the Lepera lawsuit discussed below); (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants (the Essenmacher lawsuit discussed below); and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan (the Calderon lawsuit discussed below). The plaintiffs in the Vonder Haar lawsuit continue to seek remand of their lawsuit to state court. Set forth below is detailed information about these three amended complaints.

         RICHARD LEPERA, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED (LEAD PLAINTIFF: CITY OF CHICAGO DEFERRED COMPENSATION PLAN),
         V. INVESCO FUNDS GROUP, INC., AMVESCAP, PLC, AIM INVESTMENTS, AIM ADVISORS, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO ASSETS MANAGEMENT LIMITED, INVESCO GLOBAL ASSETS MANAGEMENT (N.A.), AIM STOCK FUNDS, AIM MUTUAL FUNDS, AIM COMBINATION STOCK & BOND FUNDS, AIM SECTOR FUNDS, AIM TREASURER'S SERIES TRUST, INVESCO DISTRIBUTORS, INC., AIM DISTRIBUTORS, INC., RAYMOND R. CUNNINGHAM, TIMOTHY J. MILLER, THOMAS A. KOLBE, MICHAEL D. LEGOSKI, MICHAEL K. BRUGMAN, MARK WILLIAMSON, EDWARD
         J. STERN, CANARY CAPITAL

         PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., RYAN GOLDBERG, MICHAEL GRADY, CITIGROUP, INC., CITIGROUP GLOBAL MARKETS HOLDINGS, INC., SALOMON SMITH BARNEY, INC., MORGAN STANLEY DW, ANNA BRUGMAN, ANB CONSULTING, LLC, KAPLAN & CO. SECURITIES INC., SECURITY TRUST COMPANY, N.A., GRANT D. SEEGER, JB OXFORD HOLDINGS, INC., NATIONAL CLEARING CORPORATION, JAMES G. LEWIS, KRAIG L. KIBBLE, JAMES Y. LIN, BANK OF AMERICA CORPORATION, BANC OF AMERICA SECURITIES LLC, THEODORE C. SIHPOL, III, BEAR STEARNS & CO., INC., BEAR STEARNS SECURITIES CORP., CHARLES SCHWAB & CO., CREDIT SUISSE FIRST BOSTON (USA) INC., PRUDENTIAL FINANCIAL, INC., PRUDENTIAL SECURITIES, INC., CANADIAN IMPERIAL BANK OF COMMERCE, JP MORGAN CHASE AND CO., AND JOHN DOE DEFENDANTS 1-100, in the MDL Court (Case No. 04-MD-15864; No. 04-CV-00814-JFM) (originally in the United States District Court for the District of Colorado), filed on September 29, 2004. This lawsuit alleges violations of Sections 11, 12(a)(2), and 15 of the Securities Act; Section 10(b) of the Exchange Act and Rule 10b-5 promulgated thereunder; Section 20(a) of the Exchange Act; Sections 34(b), 36(a), 36(b) and 48(a) of the Investment Company Act; breach of fiduciary duty/constructive fraud; aiding and abetting breach of fiduciary duty; and unjust enrichment. The plaintiffs in this lawsuit are seeking: compensatory damages, including interest; and other costs and expenses, including counsel and expert fees.

         CYNTHIA ESSENMACHER, SILVANA G. DELLA CAMERA, FELICIA BERNSTEIN AS CUSTODIAN FOR DANIELLE BROOKE BERNSTEIN, EDWARD CASEY, TINA CASEY, SIMON DENENBERG, GEORGE L. GORSUCH, PAT B. GORSUCH, L. SCOTT KARLIN, HENRY KRAMER, JOHN E. MORRISEY, HARRY SCHIPPER, BERTY KREISLER, GERSON SMITH, CYNTHIA PULEO, ZACHARY ALAN STARR, JOSHUA GUTTMAN, AND AMY SUGIN, DERIVATIVELY ON BEHALF OF THE MUTUAL FUNDS, TRUSTS AND CORPORATIONS COMPRISING THE INVESCO AND AIM FAMILY OF MUTUAL FUNDS V. AMVESCAP, PLC, INVESCO FUNDS GROUP, INC., INVESCO DISTRIBUTORS, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO ASSETS MANAGEMENT LIMITED, INVESCO GLOBAL ASSETS MANAGEMENT (N.A.), AIM MANAGEMENT GROUP, INC., AIM ADVISERS, INC., AIM INVESTMENT SERVICES, INC., AIM DISTRIBUTORS, INC., FUND MANAGEMENT COMPANY, MARK H. WILLIAMSON, RAYMOND R. CUNNINGHAM, TIMOTHY MILLER, THOMAS KOLBE, MICHAEL LEGOSKI, MICHAEL BRUGMAN, FRED A. DEERING, VICTOR L. ANDREWS, BOB R. BAKER, LAWRENCE H. BUDNER, JAMES T. BUNCH, GERALD J. LEWIS, JOHN W. MCINTYRE, LARRY SOLL, RONALD L. GROOMS, WILLIAM J. GALVIN, JR., ROBERT H. GRAHAM, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JACK M. FIELDS, CARL FRISCHILING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, LOUIS S. SKLAR, OWEN DALY II, AURUM SECURITIES CORP., AURUM CAPITAL MANAGEMENT CORP., GOLDEN GATE FINANCIAL GROUP, LLC, BANK OF AMERICA CORP., BANC OF AMERICA SECURITIES LLC, BANK OF AMERICA, N.A., BEAR STEARNS & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY INVESTMENT MANAGEMENT, LLC, EDWARD J. STERN, CANADIAN IMPERIAL BANK OF COMMERCE, CIRCLE TRUST COMPANY, RYAN GOLDBERG, MICHAEL GRADY, KAPLAN & CO. SECURITIES, INC., JP MORGAN CHASE & CO., OPPENHEIMER & CO., INC., PRITCHARD CAPITAL PARTNERS LLC, TIJA MANAGEMENT, TRAUTMAN WASSERMAN & COMPANY, INC., DEFENDANTS, AND THE INVESCO FUNDS AND THE AIM FUNDS AND ALL TRUSTS AND CORPORATIONS THAT COMPRISE THE INVESCO FUNDS AND AIM FUNDS THAT WERE MANAGED BY INVESCO AND AIM, NOMINAL DEFENDANTS, in the MDL Court (Case No. 04-MD-15864-FPS; No. 04-819), filed on September 29, 2004. This lawsuit alleges violations of Sections 206 and 215 of the Investment Advisers Act; Sections 36(a), 36(b) and 47 of the Investment Company Act; control person liability under Section

         48 of the Investment Company Act; breach of fiduciary duty; aiding and abetting breach of fiduciary duty; breach of contract; unjust enrichment; interference with contract; and civil conspiracy. The plaintiffs in this lawsuit are seeking: removal of director defendants; removal of adviser, sub-adviser and distributor defendants; rescission of management and other contracts between the Funds and defendants; rescission of 12b-1 plans; disgorgement of management fees and other compensation/profits paid to adviser defendants; compensatory and punitive damages; and fees and expenses, including attorney and expert fees.

         MIRIAM CALDERON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AVZ, INC., AMVESCAP RETIREMENT, INC., AMVESCAP NATIONAL TRUST COMPANY, INVESCO FUNDS GROUP, INC., AMVESCAP, ROBERT F. MCCULLOUGH, GORDON NEBEKER, JEFFREY G. CALLAHAN, AND RAYMOND R. CUNNINGHAM, in the MDL Court (Case No. 1:04-MD-15864-FPS), filed on September 29, 2004. This lawsuit alleges violations of ERISA Sections 404, 405 and 406. The plaintiffs in this lawsuit are seeking: declaratory judgment; restoration of losses suffered by the plan; disgorgement of profits; imposition of a constructive trust; injunctive relief; compensatory damages; costs and attorneys' fees; and equitable restitution.

                                  APPENDIX I-2
      PENDING LITIGATION ALLEGING INADEQUATELY EMPLOYED FAIR VALUE PRICING

         The following civil class action lawsuits involve, depending on the lawsuit, one or more AIM Funds, IFG and/or AIM and allege that the defendants inadequately employed fair value pricing. These lawsuits either have been served or have had service of process waived as of January 18, 2005.

         T.K. PARTHASARATHY, EDMUND WOODBURY, STUART ALLEN SMITH AND SHARON SMITH, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V.
         T. ROWE PRICE INTERNATIONAL FUNDS, INC., T. ROWE PRICE INTERNATIONAL, INC., ARTISAN FUNDS, INC., ARTISAN PARTNERS LIMITED PARTNERSHIP, AIM INTERNATIONAL FUNDS, INC. AND AIM ADVISORS, INC., in the Third Judicial Circuit Court for Madison County, Illinois (Case No. 2003-L-001253), filed on September 23, 2003. This claim alleges: common law breach of duty and common law negligence and gross negligence. The plaintiffs in this case are seeking: compensatory and punitive damages; interest; and attorneys' fees and costs.

         JOHN BILSKI, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AIM INTERNATIONAL FUNDS, INC., AIM ADVISORS, INC., INVESCO INTERNATIONAL FUNDS, INC., INVESCO FUNDS GROUP, INC., T. ROWE PRICE INTERNATIONAL FUNDS, INC. AND T. ROWE PRICE INTERNATIONAL, INC., in the United States District Court, Southern District of Illinois (East St. Louis) (Case No. 03-772), filed on November 19, 2003. This claim alleges: violations of Sections 36(a) and 36(b) of the Investment Company Act of 1940; common law breach of duty; and common law negligence and gross negligence. The plaintiff in this case is seeking: compensatory and punitive damages; interest; and attorneys' fees and costs.

                                  APPENDIX I-3
     PENDING LITIGATION ALLEGING EXCESSIVE ADVISORY AND/OR DISTRIBUTION FEES

         The following civil lawsuits, including purported class action and shareholder derivative suits, involve, depending on the lawsuit, one or more of IFG, AIM, IINA, ADI and/or INVESCO Distributors and allege that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and, in some cases, also allege that the defendants adopted unlawful distribution plans. These lawsuits either have been served or have had service of process waived as of January 18, 2005. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits (Ronald Kondracki v. AIM Advisors, Inc. and AIM Distributor, Inc.) has challenged this order.

         RONALD KONDRACKI V. AIM ADVISORS, INC. AND AIM DISTRIBUTOR, INC., in the United States District Court for the Southern District of Illinois (Civil Action No. 04-CV-263-DRH), filed on April 16, 2004. This claim alleges violations of Section 36(b) of the Investment Company Act of 1940 (the "Investment Company Act"). The plaintiff in this case is seeking: damages; injunctive relief; prospective relief in the form of reduced fees; rescission of the investment advisory agreements and distribution plans; and costs and expenses, including counsel fees.

         DOLORES BERDAT, MARVIN HUNT, MADELINE HUNT, RANDAL C. BREVER AND RHONDA LECURU V. INVESCO FUNDS GROUP, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO DISTRIBUTORS, INC., AIM ADVISORS, INC. AND AIM DISTRIBUTORS, INC., in the United States District Court for the Middle District of Florida, Tampa Division (Case No. 8:04-CV-978-T24-TBM), filed on April 29, 2004. This claim alleges violations of Sections 36(b) and 12(b) of the Investment Company Act. The plaintiffs in this case are seeking: damages; injunctive relief; rescission of the investment advisory agreements and distribution plans; and costs and expenses, including counsel fees.

         FERDINANDO PAPIA, FRED DUNCAN, GRACE GIAMANCO, JEFFREY S. THOMAS, COURTNEY KING, KATHLEEN BLAIR, HENRY BERDAT, RUTH MOCCIA, MURRAY BEASLEY AND FRANCES J. BEASLEY V. A I M ADVISORS, INC. AND A I M DISTRIBUTORS, INC., in the United States District Court for the Middle District of Florida, Tampa Division (Case No. 8:04-CV-977-T17-MSS), filed on April 29, 2004. This claim alleges violations of Sections 36(b) and 12(b) of the Investment Company Act. The plaintiffs in this case are seeking: damages; injunctive relief; rescission of the investment advisory agreements and distribution plans; and costs and expenses, including counsel fees.

                                  APPENDIX I-4
       PENDING LITIGATION ALLEGING IMPROPER CHARGING OF DISTRIBUTION FEES
                   ON LIMITED OFFERING FUNDS OR SHARE CLASSES

         The following civil lawsuits, including shareholder derivative suits, involve, depending on the lawsuit, one or more of IFG, AIM, ADI and/or certain of the trustees of the AIM Funds and allege that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits either have been served or have had service of process waived as of January 18, 2005.


         LAWRENCE ZUCKER, ON BEHALF OF AIM SMALL CAP GROWTH FUND AND AIM LIMITED MATURITY TREASURY FUND, V. A I M ADVISORS, INC., in the United States District Court, Southern District of Texas, Houston Division (Civil Action No. H-03-5653), filed on December 10, 2003. This claim alleges violations of Section 36(b) of the Investment Company Act of 1940 (the "Investment Company Act") and common law breach of fiduciary duty. The plaintiff in this case is seeking: damages; injunctive relief; and costs and expenses, including counsel fees. In March 2005, the parties entered a Stipulation whereby, among other things, the plaintiff agreed to dismiss without prejudice all claims against all of the individual defendants and his claims based on state law causes of action. This effectively limits this suit to alleged violations of Section 36(b) against ADI.



         STANLEY LIEBER, ON BEHALF OF INVESCO BALANCED FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO EUROPEAN FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO GROWTH & INCOME FUND, INVESCO GROWTH FUND, INVESCO HEALTH SCIENCE FUND, INVESCO HIGH YIELD FUND, INVECO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO LEISURE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO S&P 500 INDEX FUND, INVESCO SELECT INCOME FUND, INVESCO TAX FREE BOND FUND, INVESCO TECHNOLOGY FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO TOTAL RETURN FUND, INVESCO US GOVERNMENT SECURITIES FUND, INVESCO UTILITIES FUND, INVESCO VALUE EQUITY FUND, V. INVESCO FUNDS GROUP, INC. AND A I M ADVISORS, INC., in the United States District Court, Southern District of Texas, Houston Division (Civil Action No. H-03-5744), filed on December 17, 2003. This claim alleges violations of Section 36(b) of the Investment Company Act and common law breach of fiduciary duty. The plaintiff in this case is seeking: damages; injunctive relief; and costs and expenses, including counsel fees. In March 2005, the parties entered a Stipulation whereby, among other things, the plaintiff agreed to dismiss without prejudice all claims against all of the individual defendants and his claims based on state law causes of action. This effectively limits this suit to alleged violations of Section 36(b) against ADI.


         HERMAN C. RAGAN, DERIVATIVELY, AND ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., AND A I M DISTRIBUTORS, INC., in the United States District Court for the Southern District of Georgia, Dublin Division (Civil Action No. CV304-031), filed on May 6, 2004. This claim alleges violations of:
         Section 10(b) of the Securities Exchange Act of 1934 (the "Exchange Act") and Rule 10b-5 thereunder; Sections 17(a)(2) and 17(a)(3) of the Securities Act of 1933; and Section 36(b) of the Investment Company Act. This claim also alleges controlling person liability, within the meaning of Section 20 of the Exchange Act against ADI. The plaintiff in this case is seeking: damages and costs and expenses, including counsel fees.

                                  APPENDIX I-5
        PENDING LITIGATION ALLEGING IMPROPER MUTUAL FUND SALES PRACTICES
                       AND DIRECTED-BROKERAGE ARRANGEMENTS

         The following civil lawsuits, including purported class action and shareholder derivative suits, involve, depending on the lawsuit, one or more of AIM Management, IFG, AIM, AIS and/or certain of the trustees of the AIM Funds and allege that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively push the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits either have been served or have had service of process waived as of January 18, 2005.

         JOY D. BEASLEY AND SHEILA MCDAID, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT
         H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the District of Colorado (Civil Action No. 04-B-0958), filed on May 10, 2004. The plaintiffs voluntarily dismissed this case in Colorado and re-filed it on July 2, 2004 in the United States District Court for the Southern District of Texas, Houston Division (Civil Action H-04-2589). This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act of 1940 (the "Investment Company Act") and violations of

         Sections 206 and 215 of the Investment Advisers Act of 1940 (the "Advisers Act"). The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

         RICHARD TIM BOYCE V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT
         R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the District of Colorado (Civil Action No. 04-N-0989), filed on May 13, 2004. The plaintiff voluntarily dismissed this case in Colorado and re-filed it on July 1, 2004 in the United States District Court for the Southern District of Texas, Houston Division (Civil Action H-04-2587). This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

         KEHLBECK TRUST DTD 1-25-93, BILLY B. KEHLBECK AND DONNA J. KEHLBECK, TTEES V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK

         H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-2802), filed on July 9, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

         JANICE R. FRY, BOB J. FRY, JAMES P. HAYES, VIRGINIA L. MAGBUAL, HENRY
         W. MEYER AND GEORGE ROBERT PERRY V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM

         GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM GROUP INCOME FUND, AIM GROUP VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-2832), filed on July 12, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

         ROBERT P. APU, SUZANNE K. APU, MARINA BERTI, KHANH DINH, FRANK KENDRICK, EDWARD A. KREZEL, DAN B. LESIUK, JOHN B. PERKINS, MILDRED E. RUEHLMAN, LOUIS E. SPERRY, J. DORIS WILLSON AND ROBERT W. WOOD V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM GROUP INCOME FUND, AIM GROUP VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES

         III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-2884), filed on July 15, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

         HARVEY R. BENDIX, CVETAN GEORGIEV, DAVID M. LUCOFF, MICHAEL E. PARMELEE, TRUSTEE OF THE HERMAN S. AND ESPERANZA A.. DRAYER RESIDUAL TRUST U/A 1/22/83 AND STANLEY S. STEPHENSON, TRUSTEE OF THE STANLEY J. STEPHENSON TRUST V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT
         R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM GROUP INCOME FUND, AIM GROUP VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO

         INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-3030), filed on July 27, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

                                  APPENDIX I-6
         PENDING LITIGATION ALLEGING FAILURE TO ENSURE PARTICIPATION IN
                            CLASS ACTION SETTLEMENTS

         The following civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, AIM Capital and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit was served on January 18, 2005.

         AVO HOGAN AND JULIAN W. MEADOWS, ON BEHALF OF THEMSELVES AND ALL OTHERS SIMILARLY SITUATED, V. BOB R. BAKER, FRANK S. BAYLEY, JAMES T. BUNCH, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, ROBERT H. GRAHAM, GERALD J. LEWIS, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, LOUIS S. SKLAR, LARRY SOLL, PH.D, MARK H. WILLIAMSON, AIM INVESTMENTS, LTD., AIM ADVISORS, INC., AIM CAPITAL MANAGEMENT, INC., INVESCO INSTITUTIONAL (N.A.), INC. AND JOHN DOES NO. 1 THROUGH 100, in the United States District Court, Northern District of Texas (Civil Action No. 3:05-CV-73-P), filed on January 11, 2005. This claim alleges violations of Sections 36(a), 36(b) and 47(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty and negligence. The plaintiffs in this case are seeking: compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and counsel fees.

                              FINANCIAL STATEMENTS




                                       FS

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of
AIM V.I. Core Stock Fund:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Core Stock Fund, formerly known as INVESCO VIF - Core Equity Fund, (one of the funds constituting AIM Variable Insurance Funds, formerly known as INVESCO Variable Investment Funds, Inc., hereafter referred to as the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
February 11, 2005
Houston, Texas
                           AIM V.I. CORE STOCK FUND

Schedule of Investments
December 31, 2004

                                                                   Market
                                                        Shares     Value
  ---------------------------------------------------------------------------
  Common Stocks & Other Equity
   Interests-99.28%
  Aerospace & Defense-3.88%
  Honeywell International Inc.                           44,100 $   1,561,581
  ---------------------------------------------------------------------------
  United Technologies Corp.                              20,900     2,160,015
  ---------------------------------------------------------------------------
                                                                    3,721,596
  ---------------------------------------------------------------------------
  Aluminum-1.25%
  Alcoa Inc.                                             38,100     1,197,102
  ---------------------------------------------------------------------------
  Asset Management & Custody
   Banks-1.45%
  Bank of New York Co., Inc. (The)                       41,500     1,386,930
  ---------------------------------------------------------------------------
  Biotechnology-1.15%
  Amgen Inc./(a)/                                        17,200     1,103,380
  ---------------------------------------------------------------------------
  Casinos & Gaming-1.19%
  International Game Technology                          33,100     1,137,978
  ---------------------------------------------------------------------------
  Communications Equipment-3.22%
  Cisco Systems, Inc./(a)/                               95,400     1,841,220
  ---------------------------------------------------------------------------
  Lucent Technologies Inc.-Wts., expiring 12/10/07/(b)/   4,502         7,113
  ---------------------------------------------------------------------------
  QUALCOMM Inc.                                          29,200     1,238,080
  ---------------------------------------------------------------------------
                                                                    3,086,413
  ---------------------------------------------------------------------------
  Computer Hardware-3.71%
  Dell Inc./(a)/                                         53,400     2,250,276
  ---------------------------------------------------------------------------
  International Business Machines Corp.                  13,300     1,311,114
  ---------------------------------------------------------------------------
                                                                    3,561,390
  ---------------------------------------------------------------------------
  Computer Storage &
   Peripherals-1.92%
  EMC Corp./(a)/                                        123,600     1,837,932
  ---------------------------------------------------------------------------
  Construction & Farm Machinery & Heavy
   Trucks-1.26%
  Deere & Co.                                            16,200     1,205,280
  ---------------------------------------------------------------------------
  Consumer Finance-1.69%
  MBNA Corp.                                             57,600     1,623,744
  ---------------------------------------------------------------------------
  Data Processing & Outsourced Services-
   1.31%
  First Data Corp.                                       29,500     1,254,930
  ---------------------------------------------------------------------------
  Diversified Chemicals-1.93%
  E. I. du Pont de Nemours & Co.                         16,400       804,420
  ---------------------------------------------------------------------------
  PPG Industries, Inc.                                   15,400     1,049,664
  ---------------------------------------------------------------------------
                                                                    1,854,084
  ---------------------------------------------------------------------------
  Drug Retail-2.35%
  Walgreen Co.                                           58,700     2,252,319
  ---------------------------------------------------------------------------

                                                           Market
                                                Shares     Value
           ----------------------------------------------------------
           Electrical Components &
            Equipment-1.58%
           Emerson Electric Co.                  21,600 $   1,514,160
           ----------------------------------------------------------
           Forest Products-1.24%
           Weyerhaeuser Co.                      17,700     1,189,794
           ----------------------------------------------------------
           General Merchandise Stores-1.30%
           Target Corp.                          24,000     1,246,320
           ----------------------------------------------------------
           Health Care Equipment-1.81%
           Boston Scientific Corp./(a)/          22,200       789,210
           ----------------------------------------------------------
           Medtronic, Inc.                       19,000       943,730
           ----------------------------------------------------------
                                                            1,732,940
           ----------------------------------------------------------
           Home Improvement Retail-3.75%
           Home Depot, Inc. (The)                33,900     1,448,886
           ----------------------------------------------------------
           Lowe's Cos., Inc.                     37,300     2,148,107
           ----------------------------------------------------------
                                                            3,596,993
           ----------------------------------------------------------
           Household Products-1.11%
           Procter & Gamble Co. (The)            19,300     1,063,044
           ----------------------------------------------------------
           Hypermarkets & Super Centers-2.84%
           Wal-Mart Stores, Inc.                 51,600     2,725,512
           ----------------------------------------------------------
           Industrial Conglomerates-2.89%
           General Electric Co.                  76,100     2,777,650
           ----------------------------------------------------------
           Industrial Gases-3.91%
           Air Products & Chemicals, Inc.        25,800     1,495,626
           ----------------------------------------------------------
           Praxair, Inc.                         51,100     2,256,065
           ----------------------------------------------------------
                                                            3,751,691
           ----------------------------------------------------------
           Industrial Machinery-6.43%
           Eaton Corp.                           37,000     2,677,320
           ----------------------------------------------------------
           Illinois Tool Works Inc.              14,900     1,380,932
           ----------------------------------------------------------
           Ingersoll-Rand Co.-Class A (Bermuda)  26,300     2,111,890
           ----------------------------------------------------------
                                                            6,170,142
           ----------------------------------------------------------
           Investment Banking & Brokerage-6.88%
           Goldman Sachs Group, Inc. (The)       24,200     2,517,768
           ----------------------------------------------------------
           Merrill Lynch & Co., Inc.             29,500     1,763,215
           ----------------------------------------------------------
           Morgan Stanley                        41,700     2,315,184
           ----------------------------------------------------------
                                                            6,596,167
           ----------------------------------------------------------
           Movies & Entertainment-1.09%
           Viacom Inc.-Class B                   28,700     1,044,393
           ----------------------------------------------------------
           Multi-Line Insurance-2.61%
           American International Group, Inc.    38,200     2,508,594
           ----------------------------------------------------------

                           AIM V.I. CORE STOCK FUND

                                                            Market
                                                 Shares     Value
           ----------------------------------------------------------
           Oil & Gas Drilling-1.57%
           ENSCO International Inc.               13,600 $    431,664
           ----------------------------------------------------------
           Transocean Inc. (Cayman Islands)/(a)/  25,300    1,072,467
           ----------------------------------------------------------
                                                            1,504,131
           ----------------------------------------------------------
           Other Diversified Financial
            Services-3.86%
           Citigroup Inc.                         53,166    2,561,538
           ----------------------------------------------------------
           JPMorgan Chase & Co.                   29,200    1,139,092
           ----------------------------------------------------------
                                                            3,700,630
           ----------------------------------------------------------
           Pharmaceuticals-10.34%
           Forest Laboratories, Inc./(a)/         30,000    1,345,800
           ----------------------------------------------------------
           Johnson & Johnson                      51,600    3,272,472
           ----------------------------------------------------------
           Lilly (Eli) & Co.                      23,700    1,344,975
           ----------------------------------------------------------
           Pfizer Inc.                           106,880    2,874,003
           ----------------------------------------------------------
           Wyeth                                  25,300    1,077,527
           ----------------------------------------------------------
                                                            9,914,777
           ----------------------------------------------------------
           Semiconductor Equipment-1.13%
           Applied Materials, Inc./(a)/           63,600    1,087,560
           ----------------------------------------------------------
           Semiconductors-7.35%
           Altera Corp./(a)/                      50,600    1,047,420
           ----------------------------------------------------------
           Intel Corp.                            84,500    1,976,455
           ----------------------------------------------------------
           Linear Technology Corp.                33,900    1,313,964
           ----------------------------------------------------------
           Maxim Integrated Products, Inc.        16,200      686,718
           ----------------------------------------------------------
           Texas Instruments Inc.                 82,400    2,028,688
           ----------------------------------------------------------
                                                            7,053,245
           ----------------------------------------------------------

                                                              Market
                                                     Shares   Value
        ---------------------------------------------------------------
        Soft Drinks-1.02%
        PepsiCo, Inc.                                18,800 $   981,360
        ---------------------------------------------------------------
        Specialty Stores-1.70%
        Bed Bath & Beyond Inc./(a)/                  25,300   1,007,699
        ---------------------------------------------------------------
        Tiffany & Co.                                19,600     626,612
        ---------------------------------------------------------------
                                                              1,634,311
        ---------------------------------------------------------------
        Systems Software-3.89%
        Microsoft Corp.                              91,000   2,430,610
        ---------------------------------------------------------------
        Symantec Corp./(a)/                          50,600   1,303,456
        ---------------------------------------------------------------
                                                              3,734,066
        ---------------------------------------------------------------
        Thrifts & Mortgage Finance-4.67%
        Fannie Mae                                   25,500   1,815,855
        ---------------------------------------------------------------
        PMI Group, Inc. (The)                        26,900   1,123,075
        ---------------------------------------------------------------
        Radian Group Inc.                            28,900   1,538,636
        ---------------------------------------------------------------
                                                              4,477,566
        ---------------------------------------------------------------
        Total Common Stocks & Other Equity Interests
         (Cost $87,895,551)                                  95,228,124
        ---------------------------------------------------------------
        TOTAL INVESTMENTS-99.28% (Cost $87,895,551)          95,228,124
        ---------------------------------------------------------------
        OTHER ASSETS LESS LIABILITIES-0.72%                     690,790
        ---------------------------------------------------------------
        NET ASSETS-100.00%                                  $95,918,914
        ---------------------------------------------------------------

     Investment Abbreviations:
Wts.- Warrants
     Notes to Schedule of Investments:
(a) Non-income producing security.
(b) Non-income producing security acquired as part of a unit with or in exchange for other securities.
See accompanying notes which are an integral part of the financial statements.
                           AIM V.I. CORE STOCK FUND
Statement of Assets and Liabilities
December 31, 2004

         ASSETS:
         Investments, at market value (cost $87,895,551)  $ 95,228,124
         --------------------------------------------------------------
         Receivables for:
           Investments sold                                    888,752
         --------------------------------------------------------------
           Fund shares sold                                    146,435
         --------------------------------------------------------------
           Dividends                                            58,495
         --------------------------------------------------------------
         Investment for trustee deferred compensation and
          retirement plans                                      11,155
         --------------------------------------------------------------
             Total assets                                   96,332,961
         --------------------------------------------------------------
         Liabilities:
         Payables for:
           Fund shares reacquired                               10,134
         --------------------------------------------------------------
           Trustee deferred compensation and retirement
            plans                                               14,310
         --------------------------------------------------------------
           Amount due to custodian                             193,905
         --------------------------------------------------------------
         Accrued administrative services fees                  153,103
         --------------------------------------------------------------
         Accrued distribution fees-Series II                         7
         --------------------------------------------------------------
         Accrued transfer agent fees                             1,646
         --------------------------------------------------------------
         Accrued operating expenses                             40,942
         --------------------------------------------------------------
             Total liabilities                                 414,047
         --------------------------------------------------------------
         Net assets applicable to shares outstanding      $ 95,918,914
         --------------------------------------------------------------
         Net assets consist of:
         Shares of beneficial interest                    $ 98,411,338
         --------------------------------------------------------------
         Undistributed net investment income                   355,507
         --------------------------------------------------------------
         Undistributed net realized gain (loss) from
          investment securities                            (10,180,504)
         --------------------------------------------------------------
         Unrealized appreciation of investment securities    7,332,573
         --------------------------------------------------------------
                                                          $ 95,918,914
         --------------------------------------------------------------
         Net Assets:
         Series I                                         $ 95,908,160
         --------------------------------------------------------------
         Series II                                        $     10,754
         --------------------------------------------------------------
         Shares outstanding, $0.01 par value per share,
          unlimited number of shares authorized:
         Series I                                            5,180,941
         --------------------------------------------------------------
         Series II                                                 582
         --------------------------------------------------------------
         Series I:
          Net asset value per share                       $      18.51
         --------------------------------------------------------------
         Series II:
          Net asset value per share                       $      18.48
         --------------------------------------------------------------

Statement of Operations
For the year ended December 31, 2004

       INVESTMENT INCOME:
       Dividends                                            $ 1,540,159
       -----------------------------------------------------------------
       Dividends from affiliated money market funds               6,459
       -----------------------------------------------------------------
       Interest                                                  10,802
       -----------------------------------------------------------------
           Total investment income                            1,557,420
       -----------------------------------------------------------------
       Expenses:
       Advisory fees                                            742,919
       -----------------------------------------------------------------
       Administrative services fees                             284,311
       -----------------------------------------------------------------
       Custodian fees                                            37,410
       -----------------------------------------------------------------
       Distribution fees-Series II                                   17
       -----------------------------------------------------------------
       Transfer agent fees                                        8,966
       -----------------------------------------------------------------
       Trustees' fees and retirement benefits                    12,469
       -----------------------------------------------------------------
       Other                                                    113,185
       -----------------------------------------------------------------
           Total expenses                                     1,199,277
       -----------------------------------------------------------------
       Less:Fees waived and expenses reimbursed                  (2,454)
       -----------------------------------------------------------------
           Net expenses                                       1,196,823
       -----------------------------------------------------------------
       Net investment income                                    360,597
       -----------------------------------------------------------------
       Realized and unrealized gain (loss) from
        investment securities:
       Net realized gain from investment securities           5,342,026
       -----------------------------------------------------------------
       Change in net unrealized appreciation
        (depreciation) of investment securities              (2,081,386)
       -----------------------------------------------------------------
       Net gain from investment securities                    3,260,640
       -----------------------------------------------------------------
       Net increase in net assets resulting from operations $ 3,621,237
       -----------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.
                           AIM V.I. CORE STOCK FUND
Statement of Changes in Net Assets
For the years ended December 31, 2004 and 2003

                                                                                                          2004          2003
---------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income                                                                               $    360,597  $    821,344
---------------------------------------------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign currencies                                    5,342,026     4,572,734
---------------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of investment securities                         (2,081,386)   15,106,971
---------------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                                                 3,621,237    20,501,049
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Series I                                                                                                (822,681)   (1,157,473)
---------------------------------------------------------------------------------------------------------------------------------
  Series II                                                                                                    (92)           --
---------------------------------------------------------------------------------------------------------------------------------
  Decrease in net assets resulting from distributions                                                     (822,773)   (1,157,473)
---------------------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                                                             (16,092,813)   (5,671,282)
---------------------------------------------------------------------------------------------------------------------------------
  Series II                                                                                                 10,092            --
---------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from share transactions                            (16,082,721)   (5,671,282)
---------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                                                              (13,284,257)   13,672,294
---------------------------------------------------------------------------------------------------------------------------------
Net assets:
  Beginning of year                                                                                    109,203,171    95,530,877
---------------------------------------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment income of $355,507 and $813,907, respectively)  $ 95,918,914  $109,203,171
---------------------------------------------------------------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.
                           AIM V.I. CORE STOCK FUND
Notes to Financial Statements
December 31, 2004
     NOTE 1--Significant Accounting Policies
AIM V.I. Core Stock Fund, formerly INVESCO VIF-Core Equity Fund, (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. On April 30, 2004, the Fund was restructured from a separate series of INVESCO Variable Investment Funds, Inc. to a new series portfolio of the Trust.
The Fund's investment objective is to seek a high total return through growth and current income. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.
Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
 A.Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE"). Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.
       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.
       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.
       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.
                           AIM V.I. CORE STOCK FUND
       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.
 B.Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
       (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
 C.Distributions -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
 D.Federal Income Taxes -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
 E.Expenses -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
F. Repurchase Agreements -- The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are U.S. Government Securities, U.S. Government Agency Securities and/or Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to an exemptive order from the Securities and Exchange Commission, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates ("Joint repurchase agreements"). If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.
 G.Foreign Currency Translations -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
 H.Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
     NOTE 2--Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee based on the annual rate of 0.75% of the Fund's average daily net assets. For the period May 1, 2004 through December 31, 2004, the Fund paid advisory fees to AIM of $478,056. Prior to May 1, 2004, the Trust had an investment advisory agreement with INVESCO Funds Group, Inc. ("IFG").
For the period January 1, 2004 through April 30, 2004, the Fund paid advisory fees under similar terms to IFG of $264,863. Effective January 1, 2005 through December 31, 2009, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of 0.695% of the first $250 million, plus 0.67% of the next $250 million, plus 0.645% of the next $500 million, plus 0.62% of the next $1.5 billion, plus 0.595% of the next $2.5 billion, plus 0.57% of the next $2.5 billion, plus 0.545% of the next $2.5 billion, plus 0.52% of the Fund's average daily net assets in excess of $10 billion. AIM has entered into a sub-advisory agreement with INVESCO Institutional (N.A.), Inc. ("INVESCO") whereby AIM pays INVESCO 40% of the fee paid by the Fund to AIM.
                           AIM V.I. CORE STOCK FUND
AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.30% of average daily net assets, through April 30, 2006. Prior to May 1, 2004, AIM had agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.15% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash.
Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $1,501. For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $953 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.
The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. Pursuant to such agreement for the period May 1, 2004 through December 31, 2004, AIM was paid $187,420, of which AIM retained $33,470 for services provided by AIM. Prior to May 1, 2004, the Fund had an administrative services agreement with IFG. Pursuant to such agreement for the period January 1, 2004 through April 30, 2004, under similar terms, IFG was paid $96,891 for such services, of which IFG retained $8,603 for services provided by IFG.
The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AISI $8,966.
The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has contractually agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total annual fund operating expenses (excluding items (ii) through (vii) discussed above) of Series II shares to 1.45% of average daily net assets, through April 30, 2006. AIM Distributors did not reimburse fees during the period under this expense limitation. Pursuant to the Plan, for the period April 30, 2004 (date sales commenced) through December 31, 2004, the Series II shares paid $17.
Certain officers and trustees of the Trust are also officers and directors of AIM, AISI, INVESCO and/or AIM Distributors.
     NOTE 3--Investments in Affiliates
The Fund is permitted, pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2004.
Investments of Daily Available Cash Balances:

                                                           Unrealized
                  Market Value  Purchases    Proceeds     Appreciation  Market Value Dividend  Realized
      Fund         12/31/2003    at Cost    from Sales   (Depreciation)  12/31/2004   Income  Gain (Loss)
---------------------------------------------------------------------------------------------------------
Premier Portfolio  $1,791,903  $15,080,691 $(16,872,594)      $ --          $ --      $6,459     $ --
---------------------------------------------------------------------------------------------------------

     NOTE 4--Trustees' Fees
Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.
Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
During the year ended December 31, 2004, the Fund paid legal fees of $1,974 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.
                           AIM V.I. CORE STOCK FUND
     NOTE 5--Borrowings
Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.
  The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.
  During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.
  Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.
     NOTE 6--Distributions to Shareholders and Tax Components of Net Assets Distributions to Shareholders:
The tax character of distributions paid during the years ended December 31, 2004 and 2003 was as follows:

                                                    2004      2003
          -----------------------------------------------------------
          Distributions paid from ordinary income $822,773 $1,157,473
          -----------------------------------------------------------

Tax Components of Net Assets:
As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                        2004
               --------------------------------------------------
               Undistributed ordinary income        $    360,089
               --------------------------------------------------
               Unrealized appreciation--investments    7,275,807
               --------------------------------------------------
               Temporary book/tax differences            (10,132)
               --------------------------------------------------
               Capital loss carryforward             (10,118,188)
               --------------------------------------------------
               Shares of beneficial interest          98,411,338
               --------------------------------------------------
               Total net assets                     $ 95,918,914
               --------------------------------------------------

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to losses on wash sales and return of capital distributions on certain securities.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $5,312,323 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2004 which expires as follows:

                                                  Capital Loss
                            Expiration            Carryforward
                  --------------------------------------------
                  December 31, 2010               $10,118,188
                  --------------------------------------------
                  Total capital loss carryforward $10,118,188
                  --------------------------------------------

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.
     NOTE 7--Investment Securities
The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $39,839,762 and $55,134,340, respectively.

            Unrealized Appreciation (Depreciation) of
              Investment Securities on a Tax Basis
   -------------------------------------------------------------------------
   Aggregate unrealized appreciation of investment securities   $ 9,807,055
   -------------------------------------------------------------------------
   Aggregate unrealized (depreciation) of investment securities  (2,531,248)
   -------------------------------------------------------------------------
   Net unrealized appreciation of investment securities         $ 7,275,807
   -------------------------------------------------------------------------
   Cost of investments for tax purposes is $87,952,317.

                           AIM V.I. CORE STOCK FUND
     NOTE 8--Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of organizational expenses and differing book/tax treatment of certain return of capital distributions, on December 31, 2004, undistributed net investment income was increased by $3,776, undistributed net realized gain (loss) was increased by $2,762 and shares of beneficial interest decreased by $6,538. This reclassification had no effect on the net assets of the Fund.
     NOTE 9--Share Information

                           Changes in Shares Outstanding/(a)/
----------------------------------------------------------------------------------------
                                                   Year ended December 31,
                                     --------------------------------------------------
                                               2004                      2003
                                     ------------------------  ------------------------
                                       Shares       Amount       Shares       Amount
----------------------------------------------------------------------------------------
Sold:
----------------------------------------------------------------------------------------
  Series I                              389,317  $  6,962,451     798,683  $ 12,750,696
----------------------------------------------------------------------------------------
  Series II/(b)/                            577        10,000          --            --
----------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
----------------------------------------------------------------------------------------
  Series I                               44,638       822,681      66,598     1,157,473
----------------------------------------------------------------------------------------
  Series II/(b)/                              5            92          --            --
----------------------------------------------------------------------------------------
Reacquired:
----------------------------------------------------------------------------------------
  Series I                           (1,349,682)  (23,877,945) (1,237,009)  (19,579,451)
----------------------------------------------------------------------------------------
                                       (915,145) $(16,082,721)   (371,728) $ (5,671,282)
----------------------------------------------------------------------------------------

/(a)/There are four shareholders that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 82% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.
/(b)/Series II shares commenced sales on April 30, 2004.
     NOTE 10--Financial Highlights
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                           Series I
----------------------------------------------------------------------------------------------------------------------------
                                                                                    Year ended December 31,
                                                                   --------------------------------------------------------
                                                                         2004         2003      2002       2001      2000
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 17.91          $  14.77  $ 18.58   $  20.71   $  21.01
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.09/(a)/         0.13     0.21       0.20       0.23
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     0.67              3.20    (3.76)     (2.06)      0.72
----------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                  0.76              3.33    (3.55)     (1.86)      0.95
----------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                               (0.16)            (0.19)   (0.26)     (0.21)     (0.02)
----------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                                 --                --       --      (0.06)     (1.23)
----------------------------------------------------------------------------------------------------------------------------
    Total distributions                                              (0.16)            (0.19)   (0.26)     (0.27)     (1.25)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 18.51          $  17.91  $ 14.77   $  18.58   $  20.71
----------------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                     4.24%            22.60%  (19.11)%    (8.97)%     4.87%
----------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $95,908          $109,203  $95,531   $133,754   $126,683
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                               1.21%/(c)/        1.10%    1.12%      1.09%      1.08%
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                  0.36%/(a)(c)/     0.82%    0.99%      1.27%      1.37%
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                 40%               93%      49%        29%        69%
----------------------------------------------------------------------------------------------------------------------------

/(a)/Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. On December 2, 2004. Net investment income per share and the ratio of net investment to average net assets excluding the special dividend are $0.04 and 0.08%, respectively.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
/(c)/Ratios are based on average daily net assets of $99,049,029.
                           AIM V.I. CORE STOCK FUND

                                                             Series II
 -----------------------------------------------------------------------------
                                                           April 30, 2004
                                                            (Date sales
                                                           commenced) to
                                                            December 31,
                                                                2004
                                                           --------------
 Net asset value, beginning of period                          $17.33
 -----------------------------------------------------------------------------
 Income from investment operations:
   Net investment income                                         0.11/(a)/
 -----------------------------------------------------------------------------
   Net gains on securities (both realized and unrealized)        1.20
 -----------------------------------------------------------------------------
     Total from investment operations                            1.31
 -----------------------------------------------------------------------------
 Less dividends from net investment income                      (0.16)
 -----------------------------------------------------------------------------
 Net asset value, end of period                                $18.48
 -----------------------------------------------------------------------------
 Total return/(b)/                                               7.56%
 -----------------------------------------------------------------------------
 Ratios/supplemental data:
 Net assets, end of period (000s omitted)                      $   11
 -----------------------------------------------------------------------------
 Ratio of expenses to average net assets                         1.45%/(c)(d)/
 -----------------------------------------------------------------------------
 Ratio of net investment income to average net assets            0.12%/(a)(c)/
 -----------------------------------------------------------------------------
 Portfolio turnover rate/(e)/                                      40%
 -----------------------------------------------------------------------------

/(a)/Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. On December 2, 2004. Net investment income per share and the ratio of net investment to average net assets excluding the special dividend are $0.06 and (0.16)%, respectively.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
/(c)/Ratios are annualized and based on average daily net assets of $10,144. /(d)/After fee waivers and/or reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or reimbursements was 1.46%
/(e)/Not annualized for periods less than one year.
     NOTE 11--Legal Proceedings
Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.
     Settled Enforcement Actions and Investigations Related to Market Timing
On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.
Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December
31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those
AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees. Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring
                           AIM V.I. CORE STOCK FUND
compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.
  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.
  The SEC has also settled market timing enforcement actions against Raymond R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.
  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement payments may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.
  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.
     Regulatory Inquiries and Pending Litigation
The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.
  As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.
  Ongoing Regulatory Inquiries Concerning IFG and AIM
  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.
  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.
  Private Civil Actions Alleging Market Timing
  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the
                           AIM V.I. CORE STOCK FUND
Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.
  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM
Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.
  Private Civil Actions Alleging Improper Use of Fair Value Pricing
  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.
  Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the
Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.
  Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes
  Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the
Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.
  Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements
  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the
Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.
  Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements
  A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
 *                                    *                                     *
================================================================================
  As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.
                           AIM V.I. CORE STOCK FUND
Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of
AIM V.I. Dynamics Fund:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Dynamics Fund, formerly known as INVESCO VIF-Dynamics Fund, (one of the funds constituting AIM Variable Insurance Funds, formerly known as INVESCO Variable Investment Funds, Inc., hereafter referred to as the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
February 11, 2005
Houston, Texas
                            AIM V.I. DYNAMICS FUND
Schedule of Investments
December 31, 2004

                                                          MARKET
                                               SHARES     VALUE
           ---------------------------------------------------------
           COMMON STOCKS & OTHER EQUITY
            INTERESTS-96.96%
           Advertising-0.94%
           Omnicom Group Inc.                   13,830 $   1,166,146
           ---------------------------------------------------------
           Air Freight & Logistics-0.86%
           Robinson (C.H.) Worldwide, Inc.      19,200     1,065,984
           ---------------------------------------------------------
           Apparel Retail-2.16%
           Abercrombie & Fitch Co.-Class A      29,000     1,361,550
           ---------------------------------------------------------
           Ross Stores, Inc.                    45,300     1,307,811
           ---------------------------------------------------------
                                                           2,669,361
           ---------------------------------------------------------
           Apparel, Accessories & Luxury
            Goods-2.94%
           Coach, Inc./(a)/                     28,700     1,618,680
           ---------------------------------------------------------
           Polo Ralph Lauren Corp.              47,300     2,014,980
           ---------------------------------------------------------
                                                           3,633,660
           ---------------------------------------------------------
           Application Software-3.36%
           Amdocs Ltd. (United Kingdom)/(a)/    60,600     1,590,750
           ---------------------------------------------------------
           Intuit Inc./(a)/                     26,000     1,144,260
           ---------------------------------------------------------
           Mercury Interactive Corp./(a)/       17,600       801,680
           ---------------------------------------------------------
           NAVTEQ Corp./(a)/                    13,300       616,588
           ---------------------------------------------------------
                                                           4,153,278
           ---------------------------------------------------------
           Asset Management & Custody
            Banks-3.46%
           Investors Financial Services Corp.   24,900     1,244,502
           ---------------------------------------------------------
           Legg Mason, Inc.                     22,750     1,666,665
           ---------------------------------------------------------
           T. Rowe Price Group Inc.             22,000     1,368,400
           ---------------------------------------------------------
                                                           4,279,567
           ---------------------------------------------------------
           Biotechnology-2.71%
           Genzyme Corp./(a)/                   18,400     1,068,488
           ---------------------------------------------------------
           Gilead Sciences, Inc./(a)/           25,500       892,245
           ---------------------------------------------------------
           Invitrogen Corp./(a)/                10,800       725,004
           ---------------------------------------------------------
           Martek Biosciences Corp./(a)/        13,100       670,720
           ---------------------------------------------------------
                                                           3,356,457
           ---------------------------------------------------------
           Broadcasting & Cable TV-1.07%
           Scripps Co. (E.W.) (The)-Class A     27,300     1,318,044
           ---------------------------------------------------------
           Casinos & Gaming-1.26%
           Station Casinos, Inc.                28,400     1,552,912
           ---------------------------------------------------------
           Communications Equipment-4.56%
           Avaya Inc./(a)/                     113,400     1,950,480
           ---------------------------------------------------------
           Comverse Technology, Inc./(a)/       60,500     1,479,225
           ---------------------------------------------------------
           Corning Inc./(a)/                    69,200       814,484
           ---------------------------------------------------------
           Juniper Networks, Inc./(a)/          25,400       690,626
           ---------------------------------------------------------
           Scientific-Atlanta, Inc.             21,300       703,113
           ---------------------------------------------------------
                                                           5,637,928
           ---------------------------------------------------------

                                                                  MARKET
                                                       SHARES     VALUE
   -------------------------------------------------------------------------
   Computer Storage & Peripherals-0.90%
   Storage Technology Corp./(a)/                        35,300 $   1,115,833
   -------------------------------------------------------------------------
   Construction & Engineering-0.69%
   Chicago Bridge & Iron Co. N.V.-New York Shares
    (Netherlands)                                       21,300       852,000
   -------------------------------------------------------------------------
   Construction & Farm Machinery & Heavy
    Trucks-0.56%
   PACCAR Inc.                                           8,600       692,128
   -------------------------------------------------------------------------
   Consumer Electronics-0.76%
   Garmin Ltd. (Cayman Islands)/(b)/                    15,400       936,936
   -------------------------------------------------------------------------
   Data Processing & Outsourced Services-
    2.82%
   Alliance Data Systems Corp./(a)/                     29,500     1,400,660
   -------------------------------------------------------------------------
   DST Systems, Inc./(a)/                               18,200       948,584
   -------------------------------------------------------------------------
   Iron Mountain Inc./(a)/                              37,300     1,137,277
   -------------------------------------------------------------------------
                                                                   3,486,521
   -------------------------------------------------------------------------
   Department Stores-0.98%
   Kohl's Corp./(a)/                                    24,600     1,209,582
   -------------------------------------------------------------------------
   Diversified Banks-0.75%
   Centennial Bank Holdings, Inc. (Acquired 12/27/04;
    Cost $931,350)/(a)(c)(d)/                           88,700       931,350
   -------------------------------------------------------------------------
   Diversified Commercial Services-3.61%
   Apollo Group, Inc.-Class A/(a)/                       7,250       585,148
   -------------------------------------------------------------------------
   Career Education Corp./(a)/                          33,500     1,340,000
   -------------------------------------------------------------------------
   Cintas Corp.                                         25,500     1,118,430
   -------------------------------------------------------------------------
   Corrections Corp. of America/(a)/                    35,100     1,419,795
   -------------------------------------------------------------------------
                                                                   4,463,373
   -------------------------------------------------------------------------
   Electrical Components &
    Equipment-0.63%
   Cooper Industries, Ltd.-Class A (Bermuda)            11,500       780,735
   -------------------------------------------------------------------------
   Electronic Equipment
    Manufacturers-1.23%
   Amphenol Corp.-Class A/(a)/                          41,500     1,524,710
   -------------------------------------------------------------------------
   Employment Services-1.64%
   Manpower Inc.                                        42,100     2,033,430
   -------------------------------------------------------------------------
   Environmental Services-1.81%
   Republic Services, Inc.                              39,200     1,314,768
   -------------------------------------------------------------------------
   Stericycle, Inc./(a)/                                20,000       919,000
   -------------------------------------------------------------------------
                                                                   2,233,768
   -------------------------------------------------------------------------
   General Merchandise Stores-0.84%
   Dollar General Corp.                                 49,900     1,036,423
   -------------------------------------------------------------------------
   Health Care Distributors-1.09%
   Henry Schein, Inc./(a)/                              19,400     1,351,016
   -------------------------------------------------------------------------

                            AIM V.I. DYNAMICS FUND

                                                                MARKET
                                                     SHARES     VALUE
      -----------------------------------------------------------------------
      Health Care Equipment-3.84%
      INAMED Corp./(a)/                               15,300 $     967,725
      -----------------------------------------------------------------------
      Kinetic Concepts, Inc./(a)/                     19,900     1,518,370
      -----------------------------------------------------------------------
      Nobel Biocare Holding A.G. (Switzerland)/(e)/    5,200       937,204
      -----------------------------------------------------------------------
      Waters Corp./(a)/                               28,200     1,319,478
      -----------------------------------------------------------------------
                                                                 4,742,777
      -----------------------------------------------------------------------
      Health Care Services-2.63%
      Caremark Rx, Inc./(a)/                          48,375     1,907,426
      -----------------------------------------------------------------------
      Express Scripts, Inc./(a)/                      17,600     1,345,344
      -----------------------------------------------------------------------
                                                                 3,252,770
      -----------------------------------------------------------------------
      Health Care Supplies-0.86%
      Cooper Cos., Inc. (The)                         15,000     1,058,850
      -----------------------------------------------------------------------
      Homebuilding-1.15%
      Pulte Homes, Inc.                               22,200     1,416,360
      -----------------------------------------------------------------------
      Hotels, Resorts & Cruise Lines-4.96%
      Hilton Hotels Corp.                            100,300     2,280,822
      -----------------------------------------------------------------------
      Royal Caribbean Cruises Ltd. (Liberia)          34,500     1,878,180
      -----------------------------------------------------------------------
      Starwood Hotels & Resorts Worldwide, Inc.       33,800     1,973,920
      -----------------------------------------------------------------------
                                                                 6,132,922
      -----------------------------------------------------------------------
      Hypermarkets & Super Centers-0.95%
      BJ's Wholesale Club, Inc./(a)/                  40,500     1,179,765
      -----------------------------------------------------------------------
      Industrial Gases-0.50%
      Praxair, Inc.                                   14,100       622,515
      -----------------------------------------------------------------------
      Industrial Machinery-2.35%
      Eaton Corp.                                     18,800     1,360,368
      -----------------------------------------------------------------------
      Ingersoll-Rand Co.-Class A (Bermuda)            19,200     1,541,760
      -----------------------------------------------------------------------
                                                                 2,902,128
      -----------------------------------------------------------------------
      Insurance Brokers-0.81%
      Willis Group Holdings Ltd. (Bermuda)            24,200       996,314
      -----------------------------------------------------------------------
      Integrated Oil & Gas-0.99%
      Murphy Oil Corp.                                15,200     1,222,840
      -----------------------------------------------------------------------
      Internet Software & Services-2.20%
      Ask Jeeves, Inc./(a)/                           23,551       629,989
      -----------------------------------------------------------------------
      VeriSign, Inc./(a)/                             62,300     2,088,296
      -----------------------------------------------------------------------
                                                                 2,718,285
      -----------------------------------------------------------------------
      Investment Companies-Exchange Traded
       Funds-0.92%
      iShares Nasdaq Biotechnology Index Fund/(a)/    15,100     1,138,540
      -----------------------------------------------------------------------
      Managed Health Care-1.14%
      Aetna Inc.                                      11,300     1,409,675
      -----------------------------------------------------------------------
      Multi-Line Insurance-0.11%
      Quanta Capital Holdings Ltd. (Bermuda)/(a)/     14,800       136,456
      -----------------------------------------------------------------------
      Office Electronics-0.59%
      Zebra Technologies Corp.-Class A/(a)/           12,950       728,826
      -----------------------------------------------------------------------

                                                                   MARKET
                                                        SHARES     VALUE
   --------------------------------------------------------------------------
   Oil & Gas Equipment & Services-2.05%
   Halliburton Co.                                       34,000 $   1,334,160
   --------------------------------------------------------------------------
   Smith International, Inc./(a)/                        22,100     1,202,461
   --------------------------------------------------------------------------
                                                                    2,536,621
   --------------------------------------------------------------------------
   Oil & Gas Exploration &
    Production-0.99%
   Apache Corp.                                              42         2,124
   --------------------------------------------------------------------------
   Talisman Energy Inc. (Canada)                         45,200     1,218,592
   --------------------------------------------------------------------------
                                                                    1,220,716
   --------------------------------------------------------------------------
   Oil & Gas Refining, Marketing &
    Transportation-1.48%
   Williams Cos., Inc. (The)                            112,600     1,834,254
   --------------------------------------------------------------------------
   Other Diversified Financial
    Services-0.95%
   CapitalSource Inc./(a)/                               45,900     1,178,253
   --------------------------------------------------------------------------
   Pharmaceuticals-3.45%
   MGI Pharma, Inc./(a)/                                 34,000       952,340
   --------------------------------------------------------------------------
   Shire Pharmaceuticals Group PLC-ADR
    (United Kingdom)                                     60,400     1,929,780
   --------------------------------------------------------------------------
   Valeant Pharmaceuticals International                 52,500     1,383,375
   --------------------------------------------------------------------------
                                                                    4,265,495
   --------------------------------------------------------------------------
   Real Estate-4.38%
   Aames Investment Corp.                               109,400     1,170,580
   --------------------------------------------------------------------------
   KKR Financial Corp. (Acquired 08/05/04-12/21/04;
    Cost $1,276,520)/(a)(c)/                            127,400     1,331,330
   --------------------------------------------------------------------------
   New Century Financial Corp.                           28,800     1,840,608
   --------------------------------------------------------------------------
   People's Choice Financial Corp. (Acquired 12/21/04;
    Cost $1,069,000)/(a)(c)(d)/                         106,900     1,069,000
   --------------------------------------------------------------------------
                                                                    5,411,518
   --------------------------------------------------------------------------
   Real Estate Management &
    Development-1.12%
   CB Richard Ellis Group, Inc.-Class A/(a)/             41,200     1,382,260
   --------------------------------------------------------------------------
   Regional Banks-0.73%
   Zions Bancorp.                                        13,300       904,799
   --------------------------------------------------------------------------
   Semiconductor Equipment-1.68%
   KLA-Tencor Corp./(a)/                                 15,400       717,332
   --------------------------------------------------------------------------
   Novellus Systems, Inc./(a)/                           48,900     1,363,821
   --------------------------------------------------------------------------
                                                                    2,081,153
   --------------------------------------------------------------------------
   Semiconductors-3.08%
   Altera Corp./(a)/                                     42,980       889,686
   --------------------------------------------------------------------------
   Microchip Technology Inc.                             51,882     1,383,174
   --------------------------------------------------------------------------
   National Semiconductor Corp.                          85,400     1,532,930
   --------------------------------------------------------------------------
                                                                    3,805,790
   --------------------------------------------------------------------------
   Specialized Finance-0.70%
   Moody's Corp.                                          9,900       859,815
   --------------------------------------------------------------------------

                            AIM V.I. DYNAMICS FUND

                                                        MARKET
                                             SHARES     VALUE
              ----------------------------------------------------
              Specialty Chemicals-2.54%
              Ecolab Inc.                     19,800 $     695,574
              ----------------------------------------------------
              Nalco Holding Co./(a)/          53,300     1,040,416
              ----------------------------------------------------
              Rohm & Haas Co.                 31,700     1,402,091
              ----------------------------------------------------
                                                         3,138,081
              ----------------------------------------------------
              Specialty Stores-2.21%
              Advance Auto Parts, Inc./(a)/   22,500       982,800
              ----------------------------------------------------
              Staples, Inc.                   51,900     1,749,549
              ----------------------------------------------------
                                                         2,732,349
              ----------------------------------------------------
              Systems Software-1.00%
              Novell, Inc./(a)/              182,500     1,231,875
              ----------------------------------------------------
              Technology Distributors-0.54%
              CDW Corp.                       10,000       663,500
              ----------------------------------------------------
              Trading Companies &
               Distributors-1.04%
              Fastenal Co.                    20,900     1,286,604
              ----------------------------------------------------
              Trucking-0.34%
              Sirva Inc./(a)/                 21,600       415,152
              ----------------------------------------------------

                                                                     MARKET
                                                         SHARES      VALUE
-------------------------------------------------------------------------------
Wireless Telecommunication
 Services-3.05%
American Tower Corp.-Class A/(a)/                          87,900 $  1,617,360
-------------------------------------------------------------------------------
Nextel Partners, Inc.-Class A/(a)/                         67,950    1,327,743
-------------------------------------------------------------------------------
SpectraSite, Inc./(a)/                                     14,300      827,970
-------------------------------------------------------------------------------
                                                                     3,773,073
-------------------------------------------------------------------------------
Total Common Stocks & Other Equity Interests
 (Cost $101,024,897)                                               119,861,473
-------------------------------------------------------------------------------
MONEY MARKET FUNDS-2.70%
Premier Portfolio (Cost $3,341,046)/(f)(g)/             3,341,046    3,341,046
-------------------------------------------------------------------------------
TOTAL INVESTMENTS-99.66% (excluding investments
 purchased with cash collateral from securities loaned)
 (Cost $104,365,943)                                               123,202,519
-------------------------------------------------------------------------------
INVESTMENTS PURCHASED WITH CASH
 COLLATERAL FROM SECURITIES LOANED
MONEY MARKET FUNDS-0.46%
Premier Portfolio/(f)(g)(h)/                              561,100      561,100
-------------------------------------------------------------------------------
Total Money Market Funds (purchased with cash
 collateral from securities loaned) (Cost $561,100)                    561,100
-------------------------------------------------------------------------------
TOTAL INVESTMENTS-100.12% (Cost $104,927,043)                      123,763,619
-------------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-(0.12%)                                 (143,841)
-------------------------------------------------------------------------------
NET ASSETS-100.00%                                                $123,619,778
-------------------------------------------------------------------------------

Investment Abbreviations:
ADR - American Depositary Receipt
Notes to Schedule of Investments:
(a) Non-income producing security.
(b) All or a portion of this security has been pledged as collateral for securities lending transactions at December 31, 2004.
(c) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at December 31, 2004 was $3,331,680, which represented 2.70% of the Fund's Net Assets. These securities are considered to be illiquid.
(d) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The aggregate market value of these securities at December 31, 2004 was $2,000,350, which represented 1.62% of the Fund's Total Investments. See Note 1A.
(e) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The market value of this security at December 31, 2004 represented 0.76% of the Fund's Total Investments. See Note 1A.
(f) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(g) Effective October 15, 2004, the INVESCO Treasurer's Money Market Reserve Fund was renamed Premier Portfolio. Effective February 25, 2005, shares of Premier Portfolio owned by the Fund will be designated as Investor Class shares.
(h) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 7.
See accompanying notes which are an integral part of the financial statements.
                            AIM V.I. DYNAMICS FUND
Statement of Assets and Liabilities
December 31, 2004

ASSETS:
Investments, at market value (cost $101,024,897)*                     $ 119,861,473
------------------------------------------------------------------------------------
Investments in affiliated money market funds (cost $3,902,146)            3,902,146
------------------------------------------------------------------------------------
    Total investments (cost $104,927,043)                               123,763,619
------------------------------------------------------------------------------------
Foreign currencies, at market value (cost $71)                                   75
------------------------------------------------------------------------------------
Receivables for:
  Investments sold                                                          628,324
------------------------------------------------------------------------------------
  Fund shares sold                                                           14,594
------------------------------------------------------------------------------------
  Dividends                                                                 104,397
------------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans             9,883
------------------------------------------------------------------------------------
    Total assets                                                        124,520,892
------------------------------------------------------------------------------------
LIABILITIES:
Payables for:
  Fund shares reacquired                                                     89,203
------------------------------------------------------------------------------------
  Trustee deferred compensation and retirement plans                         13,079
------------------------------------------------------------------------------------
  Collateral upon return of securities loaned                               561,100
------------------------------------------------------------------------------------
Accrued administrative services fees                                        191,961
------------------------------------------------------------------------------------
Accrued distribution fees - Series II                                             7
------------------------------------------------------------------------------------
Accrued transfer agent fees                                                   2,645
------------------------------------------------------------------------------------
Accrued operating expenses                                                   43,119
------------------------------------------------------------------------------------
    Total liabilities                                                       901,114
------------------------------------------------------------------------------------
Net assets applicable to shares outstanding                           $ 123,619,778
------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Shares of beneficial interest                                         $ 210,994,399
------------------------------------------------------------------------------------
Undistributed net investment income (loss)                                  (10,751)
------------------------------------------------------------------------------------
Undistributed net realized gain (loss) from investment securities and
 foreign currencies                                                    (106,200,450)
------------------------------------------------------------------------------------
Unrealized appreciation of investment securities and foreign
 currencies                                                              18,836,580
------------------------------------------------------------------------------------
                                                                      $ 123,619,778
------------------------------------------------------------------------------------
NET ASSETS:
Series I                                                              $ 123,608,623
------------------------------------------------------------------------------------
Series II                                                             $      11,155
------------------------------------------------------------------------------------
SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
 UNLIMITED NUMBER OF SHARES AUTHORIZED:
Series I                                                                  9,265,026
------------------------------------------------------------------------------------
Series II                                                                     837.5
------------------------------------------------------------------------------------
Series I:
 Net asset value per share                                            $       13.34
------------------------------------------------------------------------------------
Series II:
 Net asset value per share                                            $       13.32
------------------------------------------------------------------------------------

* At December 31, 2004, securities with an aggregate market value of $550,602 were on loan to brokers.
Statement of Operations
For the year ended December 31, 2004

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $8,340)               $    652,075
--------------------------------------------------------------------------------
Dividends from affiliated money market funds (including securities
 lending income of $10,125**)                                            60,960
--------------------------------------------------------------------------------
    Total investment income                                             713,035
--------------------------------------------------------------------------------
EXPENSES:
Advisory fees                                                         1,032,136
--------------------------------------------------------------------------------
Administrative services fees                                            381,088
--------------------------------------------------------------------------------
Custodian fees                                                           41,121
--------------------------------------------------------------------------------
Distribution fees - Series II                                                17
--------------------------------------------------------------------------------
Transfer agent fees                                                      12,350
--------------------------------------------------------------------------------
Trustees' fees and retirement benefits                                   14,153
--------------------------------------------------------------------------------
Other                                                                    93,254
--------------------------------------------------------------------------------
    Total expenses                                                    1,574,119
--------------------------------------------------------------------------------
Less:Fees waived and expenses reimbursed                                 (2,625)
--------------------------------------------------------------------------------
    Net expenses                                                      1,571,494
--------------------------------------------------------------------------------
Net investment income (loss)                                           (858,459)
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM
 INVESTMENT SECURITIES AND FOREIGN CURRENCIES:
Net realized gain from:
  Investment securities                                              28,099,321
--------------------------------------------------------------------------------
  Foreign currencies                                                      1,312
--------------------------------------------------------------------------------
                                                                     28,100,633
--------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                             (12,380,354)
--------------------------------------------------------------------------------
  Foreign currencies                                                          4
--------------------------------------------------------------------------------
                                                                    (12,380,350)
--------------------------------------------------------------------------------
Net gain from investment securities and foreign currencies           15,720,283
--------------------------------------------------------------------------------
Net increase in net assets resulting from operations               $ 14,861,824
--------------------------------------------------------------------------------

** Dividends from affiliated money market funds are net of income rebate paid to securities lending counterparties.
See accompanying notes which are an integral part of the financial statements.
                            AIM V.I. DYNAMICS FUND
Statement of Changes in Net Assets
For the years ended December 31, 2004 and 2003

                                                                                     2004          2003
------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                                                    $   (858,459) $   (952,962)
------------------------------------------------------------------------------------------------------------
 Net realized gain from investment securities and foreign currencies               28,100,633    14,654,533
------------------------------------------------------------------------------------------------------------
 Change in net unrealized appreciation (depreciation) of investment securities
   and foreign currencies                                                         (12,380,350)   29,147,353
------------------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations                            14,861,824    42,848,924
------------------------------------------------------------------------------------------------------------
Share transactions-net:
 Series I                                                                         (60,521,334)   10,285,394
------------------------------------------------------------------------------------------------------------
 Series II                                                                             10,000            --
------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from share transactions        (60,511,334)   10,285,394
------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                                          (45,649,510)   53,134,318
------------------------------------------------------------------------------------------------------------
NET ASSETS:
 Beginning of year                                                                169,269,288   116,134,970
------------------------------------------------------------------------------------------------------------
 End of year (including undistributed net investment income (loss) of $(10,751)
   and $(5,658), respectively)                                                   $123,619,778  $169,269,288
------------------------------------------------------------------------------------------------------------

Notes to Financial Statements
December 31, 2004
NOTE 1--SIGNIFICANT ACCOUNTING POLICIES
AIM V.I. Dynamics Fund, formerly INVESCO VIF-Dynamics Fund, (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. On April 30, 2004, the Fund was restructured from a separate series of INVESCO Variable Investment Funds, Inc. to a new series portfolio of the Trust.
  The Fund's investment objective is to seek long-term capital growth. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.
  Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.
     A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
     Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.
                            AIM V.I. DYNAMICS FUND
     Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.
     Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.
     Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.
     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.
B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
     The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
F. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
H. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.
                            AIM V.I. DYNAMICS FUND
NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES
The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to based on the annual rate of 0.75% of the Fund's average daily net assets. For the period May 1, 2004 through December 31, 2004, the Fund paid advisory fees to AIM of $601,391. Prior to May 1, 2004, the Trust had an investment advisory agreement with INVESCO Funds Group, Inc. ("IFG"). For the period January 1, 2004 through April 30, 2004, the Fund paid advisory fees under similar terms to IFG of $430,745. Effective January 1, 2005 through June 30, 2006, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of 0.745% of the first $250 million, plus 0.73% of the next $250 million, plus 0.715% of the next $500 million, plus 0.70% of the next $1.5 billion, plus 0.685% of the next $2.5 billion, plus 0.67% of the next $2.5 billion, plus 0.655% of the next $2.5 billion, plus 0.64% of the Fund's average daily net assets in excess of $10 billion. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.30% of average daily net assets, through April 30, 2006. Prior to May 1, 2004, AIM had agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.15% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales;
(v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $2,585.
  For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $40 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. Pursuant to such agreement for the period May 1, 2004 through December 31, 2004, AIM was paid $225,585, of which AIM retained $33,470 for services provided by AIM. Prior to May 1, 2004, the Fund had an administrative services agreement with IFG. For the period January 1, 2004 through April 30, 2004, under similar terms, IFG was paid $155,503 for such services, of which IFG retained $11,921 for services provided by IFG.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AISI $12,350.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has contractually agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total annual Fund operating expenses (excluding items (ii) through (vii) discussed above) of Series II shares to 1.45% of average daily net assets, through April 30, 2006. AIM Distributors did not reimburse fees during the period under this expense limitation. Pursuant to the Plan, for the period April 30, 2004 (date sales commenced) through December 31, 2004, the Series II shares paid $17.
  Certain officers and trustees of the Trust are also officers and directors of AIM, AISI and/or AIM Distributors.
NOTE 3--INVESTMENTS IN AFFILIATES
The Fund is permitted, pursuant to an exemptive order from the SEC, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in an affiliated money market fund for the year ended December 31, 2004.
INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                             UNREALIZED
                  MARKET VALUE  PURCHASES      PROCEEDS     APPRECIATION  MARKET VALUE DIVIDEND  REALIZED
FUND                12/31/03     AT COST      FROM SALES   (DEPRECIATION)   12/31/04    INCOME  GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------
Premier Portfolio  $3,303,049  $109,156,286 $(109,118,289)      $ --       $3,341,046  $50,835     $ --
-----------------------------------------------------------------------------------------------------------

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                             UNREALIZED
                  MARKET VALUE  PURCHASES      PROCEEDS     APPRECIATION  MARKET VALUE DIVIDEND  REALIZED
FUND                12/31/03     AT COST      FROM SALES   (DEPRECIATION)   12/31/04   INCOME*  GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------
Premier Portfolio  $       --  $ 14,592,344 $ (14,031,244)      $ --       $  561,100  $10,125     $ --
-----------------------------------------------------------------------------------------------------------
TOTAL              $3,303,049  $123,748,630 $(123,149,533)      $ --       $3,902,146  $60,960     $ --
-----------------------------------------------------------------------------------------------------------

* Dividend income is net of income rebate paid to securities lending counterparties.
                            AIM V.I. DYNAMICS FUND
NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS
The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2004, the Fund engaged in purchases and sales of securities of $403,556 and $481,714, respectively.
NOTE 5--TRUSTEES' FEES
Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.
  Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.
  Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2004, the Fund paid legal fees of $2,048 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.
NOTE 6--BORROWINGS
Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. During the year ended December 31, 2004, the Fund had interfund borrowings for the number of days the borrowings were outstanding, in the amount of $4,957,500 with a weighted average interest rate of 1.21% and interest expense of $653.
  The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. During the year ended December 31, 2004, the Fund did not borrow under the uncommitted unsecured revolving credit facility.
  Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.
NOTE 7--PORTFOLIO SECURITIES LOANED
The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.
  At December 31, 2004, securities with an aggregate value of $550,602 were on loan to brokers. The loans were secured by cash collateral of $561,100 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended December 31, 2004, the Fund received dividends on cash collateral net of income rebate paid to counterparties of $10,125 for securities lending transactions.
NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS DISTRIBUTIONS TO SHAREHOLDERS:
There were no ordinary income or long-term capital gain distributions paid during the years ended December 31, 2004 and 2003.
TAX COMPONENTS OF NET ASSETS:
As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                        2004
              ---------------------------------------------------
              Unrealized appreciation--investments $  17,866,150
              ---------------------------------------------------
              Temporary book/tax differences              (8,758)
              ---------------------------------------------------
              Capital loss carryforward             (105,230,019)
              ---------------------------------------------------
              Post-October capital loss deferral          (1,994)
              ---------------------------------------------------
              Shares of beneficial interest          210,994,399
              ---------------------------------------------------
              Total net assets                     $ 123,619,778
              ---------------------------------------------------

                            AIM V.I. DYNAMICS FUND
  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and the deferral of loss on certain option contracts. The tax basis unrealized appreciation (depreciation) on investments amount includes appreciation on foreign currencies $4.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses the deferral of post-October currency losses.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $23,097,256 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2004 which expires as follows:

                                                 CAPITAL LOSS
                 EXPIRATION                      CARRYFORWARD*
                 ---------------------------------------------
                 December 31, 2009               $ 34,604,090
                 ---------------------------------------------
                 December 31, 2010                 70,625,929
                 ---------------------------------------------
                 Total capital loss carryforward $105,230,019
                 ---------------------------------------------

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.
NOTE 9--INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $162,022,334 and $224,439,291, respectively.

            UNREALIZED APPRECIATION (DEPRECIATION) OF
              INVESTMENT SECURITIES ON A TAX BASIS
   -------------------------------------------------------------------------
   Aggregate unrealized appreciation of investment securities   $19,301,616
   -------------------------------------------------------------------------
   Aggregate unrealized (depreciation) of investment securities  (1,435,470)
   -------------------------------------------------------------------------
   Net unrealized appreciation of investment securities         $17,866,146
   -------------------------------------------------------------------------
   Cost of investments for tax purposes is $105,897,473.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES
Primarily as a result of differing book/tax treatment of net operating losses, non-deductible reorganization expenses and foreign currency transactions, on December 31, 2004, undistributed net investment income (loss) was increased by $853,366, undistributed net realized gain (loss) was decreased by $1,312 and shares of beneficial interest decreased by $852,054. This reclassification had no effect on the net assets of the Fund.
NOTE 11--SHARE INFORMATION

                      CHANGES IN SHARES OUTSTANDING/(A)/
    -----------------------------------------------------------------------
                                     YEAR ENDED DECEMBER 31,
                      ----------------------------------------------------
                                2004                       2003
                      ------------------------  --------------------------
                        SHARES       AMOUNT        SHARES        AMOUNT
    -----------------------------------------------------------------------
    Sold:
      Series I         3,083,564  $ 37,510,555   43,895,013  $ 426,395,783
    -----------------------------------------------------------------------
      Series II/(b)/         838        10,000           --             --
    -----------------------------------------------------------------------
    Reacquired:
      Series I        (8,198,618)  (98,031,889) (43,111,961)  (416,110,389)
    -----------------------------------------------------------------------
      Series II/(b)/          --            --           --             --
    -----------------------------------------------------------------------
                      (5,114,216) $(60,511,334)     783,052  $  10,285,394
    -----------------------------------------------------------------------

/(a)/There are four entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 83% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.
/(b)/Series II shares commenced sales on April 30, 2004.
                            AIM V.I. DYNAMICS FUND
NOTE 12--FINANCIAL HIGHLIGHTS
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                                    SERIES I
                                                                   ------------------------------------------------------------
                                                                                             YEAR ENDED DECEMBER 31,
                                                                   ------------------------------------------------------------
                                                                        2004            2003           2002           2001
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $  11.77        $   8.54       $  12.54       $  18.21
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.09)          (0.07)         (0.00)/(a)/    (0.00)/(a)/
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)      1.66            3.30          (4.00)         (5.67)
--------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                   1.57            3.23          (4.00)         (5.67)
--------------------------------------------------------------------------------------------------------------------------------
Less distributions from net realized gains                               --              --             --             --
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  13.34        $  11.77       $   8.54       $  12.54
--------------------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                     13.34%          37.82%        (31.90)%       (31.14)%
--------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $123,609        $169,269       $116,135       $174,716
--------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                1.14%/(c)/      1.14%/(d)/     1.12%          1.08%
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets           (0.62)%/(c)/    (0.70)%        (0.75)%        (0.54)%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                  64%            129%           110%            62%
--------------------------------------------------------------------------------------------------------------------------------

                                                                   ---------
                                                                   ---------
                                                                        2000
---------------------------------------------------------------------------------
Net asset value, beginning of period                               $  18.90
---------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.00)/(a)/
---------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     (0.67)
---------------------------------------------------------------------------------
    Total from investment operations                                  (0.67)
---------------------------------------------------------------------------------
Less distributions from net realized gains                            (0.02)
---------------------------------------------------------------------------------
Net asset value, end of period                                     $  18.21
---------------------------------------------------------------------------------
Total return/(b)/                                                     (3.55)%
---------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $170,610
---------------------------------------------------------------------------------
Ratio of expenses to average net assets                                1.09%
---------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets           (0.24)%
---------------------------------------------------------------------------------
Portfolio turnover rate                                                  58%
---------------------------------------------------------------------------------

/(a)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.08), $(0.06) and $(0.03) for the years ended December 31, 2002, 2001 and 2000, respectively.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
/(c)/Ratios are based on average daily net assets of $137,611,312.
/(d)/After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.15% for the year ended December 31, 2003.

                                                                  SERIES II
                                                            ----------------------
                                                                APRIL 30, 2004
                                                            (DATE SALES COMMENCED)
                                                             TO DECEMBER 31, 2004
----------------------------------------------------------------------------------
Net asset value, beginning of period                                $11.94
----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.07)
----------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)              1.45
----------------------------------------------------------------------------------
    Total from investment operations                                  1.38
----------------------------------------------------------------------------------
Net asset value, end of period                                      $13.32
----------------------------------------------------------------------------------
Total return/(a)/                                                    11.56%
----------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                            $   11
----------------------------------------------------------------------------------
Ratio of expenses to average net assets                               1.40%/(b)/
----------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets          (0.88)%/(b)/
----------------------------------------------------------------------------------
Portfolio turnover rate/(c)/                                            64%
----------------------------------------------------------------------------------

/(a)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
/(b)/Ratios are annualized and based on average daily net assets of $10,038. /(c)/Not annualized for periods less than one year.
                            AIM V.I. DYNAMICS FUND
NOTE 13--LEGAL PROCEEDINGS
Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.
SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING
On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.
  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those
AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.
  Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.
  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.
  The SEC has also settled market timing enforcement actions against Raymond R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.
  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement payments may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.
  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.
REGULATORY INQUIRIES AND PENDING LITIGATION
The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.
  As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.
                            AIM V.I. DYNAMICS FUND
  Ongoing Regulatory Inquiries Concerning IFG and AIM
  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.
  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.
  Private Civil Actions Alleging Market Timing
  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.
  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM
Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.
  Private Civil Actions Alleging Improper Use of Fair Value Pricing
  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.
  Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the
Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.
                            AIM V.I. DYNAMICS FUND
  Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes
  Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the
Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.
  Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements
  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the
Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.
  Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements
  A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
 *                                    *                                     *
================================================================================
  As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.
                            AIM V.I. DYNAMICS FUND
Report of Independent Registered Public Accounting Firm
To the Board of Trustees
and Shareholders of AIM V.I. Financial Services Fund:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Financial Services Fund, formerly known as INVESCO VIF-Financial Services Fund, (one of the funds constituting AIM Variable Insurance Funds, formerly known as INVESCO Variable Investment Funds, Inc., hereafter referred to as the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
February 11, 2005
Houston, Texas
                       AIM V.I. FINANCIAL SERVICES FUND
Schedule of Investments
December 31, 2004

                                                             MARKET
                                                   SHARES    VALUE
         -------------------------------------------------------------
         COMMON STOCKS-94.90%
         Asset Management & Custody
          Banks-8.91%
         Bank of New York Co., Inc. (The)          215,475 $ 7,201,174
         -------------------------------------------------------------
         Federated Investors, Inc.-Class B          89,500   2,720,800
         -------------------------------------------------------------
         Franklin Resources, Inc.                   59,900   4,172,035
         -------------------------------------------------------------
         Legg Mason, Inc.                           40,650   2,978,019
         -------------------------------------------------------------
         Northern Trust Corp.                       22,700   1,102,766
         -------------------------------------------------------------
                                                            18,174,794
         -------------------------------------------------------------
         Consumer Finance-6.65%
         American Express Co.                      127,600   7,192,812
         -------------------------------------------------------------
         Capital One Financial Corp.                75,600   6,366,276
         -------------------------------------------------------------
                                                            13,559,088
         -------------------------------------------------------------
         Diversified Banks-16.22%
         Anglo Irish Bank Corp. PLC (Ireland)/(a)/  88,300   2,141,350
         -------------------------------------------------------------
         Bank of America Corp.                     227,624  10,696,052
         -------------------------------------------------------------
         U.S. Bancorp                              116,400   3,645,648
         -------------------------------------------------------------
         Wachovia Corp.                            184,600   9,709,960
         -------------------------------------------------------------
         Wells Fargo & Co.                         110,650   6,876,898
         -------------------------------------------------------------
                                                            33,069,908
         -------------------------------------------------------------
         Diversified Capital Markets-1.83%
         UBS A.G. (Switzerland)                     44,600   3,739,264
         -------------------------------------------------------------
         Insurance Brokers-4.64%
         Aon Corp.                                 194,000   4,628,840
         -------------------------------------------------------------
         Marsh & McLennan Cos., Inc.               147,000   4,836,300
         -------------------------------------------------------------
                                                             9,465,140
         -------------------------------------------------------------
         Investment Banking & Brokerage-9.30%
         Goldman Sachs Group, Inc. (The)            50,900   5,295,636
         -------------------------------------------------------------
         Lehman Brothers Holdings Inc.              27,700   2,423,196
         -------------------------------------------------------------
         Merrill Lynch & Co., Inc.                 158,100   9,449,637
         -------------------------------------------------------------
         Morgan Stanley                             32,100   1,782,192
         -------------------------------------------------------------
                                                            18,950,661
         -------------------------------------------------------------
         Life & Health Insurance-2.70%
         Prudential Financial, Inc.                100,300   5,512,488
         -------------------------------------------------------------

                                                                 MARKET
                                                     SHARES      VALUE
     ---------------------------------------------------------------------
     Multi-Line Insurance-8.65%
     American International Group, Inc.               108,850 $  7,148,180
     ---------------------------------------------------------------------
     Genworth Financial Inc.-Class A                   93,500    2,524,500
     ---------------------------------------------------------------------
     Hartford Financial Services Group, Inc. (The)    114,800    7,956,788
     ---------------------------------------------------------------------
                                                                17,629,468
     ---------------------------------------------------------------------
     Other Diversified Financial
      Services-11.47%
     Citigroup Inc.                                   235,940   11,367,589
     ---------------------------------------------------------------------
     JPMorgan Chase & Co.                             307,920   12,011,959
     ---------------------------------------------------------------------
                                                                23,379,548
     ---------------------------------------------------------------------
     Property & Casualty Insurance-8.11%
     ACE Ltd. (Cayman Islands)                        136,500    5,835,375
     ---------------------------------------------------------------------
     Chubb Corp. (The)                                 16,100    1,238,090
     ---------------------------------------------------------------------
     MBIA Inc.                                         50,300    3,182,984
     ---------------------------------------------------------------------
     SAFECO Corp.                                      70,300    3,672,472
     ---------------------------------------------------------------------
     St. Paul Travelers Cos., Inc. (The)               70,406    2,609,950
     ---------------------------------------------------------------------
                                                                16,538,871
     ---------------------------------------------------------------------
     Regional Banks-4.21%
     Cullen/Frost Bankers, Inc.                        29,500    1,433,700
     ---------------------------------------------------------------------
     Fifth Third Bancorp                               61,125    2,889,990
     ---------------------------------------------------------------------
     North Fork Bancorp., Inc.                         96,250    2,776,813
     ---------------------------------------------------------------------
     Zions Bancorp.                                    21,800    1,483,054
     ---------------------------------------------------------------------
                                                                 8,583,557
     ---------------------------------------------------------------------
     Thrifts & Mortgage Finance-12.21%
     Fannie Mae                                       190,600   13,572,626
     ---------------------------------------------------------------------
     Freddie Mac                                      100,450    7,403,165
     ---------------------------------------------------------------------
     PMI Group, Inc. (The)                             94,100    3,928,675
     ---------------------------------------------------------------------
                                                                24,904,466
     ---------------------------------------------------------------------
         Total Common Stocks
          (Cost $162,702,688)                                  193,507,253
     ---------------------------------------------------------------------
     MONEY MARKET FUNDS-5.08%
     Premier Portfolio (Cost $10,351,853)/(b)(c)/  10,351,853   10,351,853
     ---------------------------------------------------------------------
     TOTAL INVESTMENTS-99.98% (Cost $173,054,541)              203,859,106
     ---------------------------------------------------------------------
     OTHER ASSETS LESS LIABILITIES-0.02%                            30,975
     ---------------------------------------------------------------------
     NET ASSETS-100.00%                                       $203,890,081
     ---------------------------------------------------------------------

Notes to Schedule of Investments:
(a) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The market value of this security at December 31, 2004, represented 1.05% of the Fund's Total Investments. See Note 1A.
(b) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(c) Effective October 15, 2004, the INVESCO Treasurer's Money Market Reserve Fund was renamed Premier Portfolio. Effective February 25, 2005, shares of Premier Portfolio owned by the Fund will be designated as Investor Class shares.
See accompanying notes which are an integral part of the financial statements.
                       AIM V.I. FINANCIAL SERVICES FUND
Statement of Assets and Liabilities
December 31, 2004

ASSETS:
Investments, at market value (cost $162,702,688)                      $193,507,253
-----------------------------------------------------------------------------------
Investments in affiliated money market funds (cost $10,351,853)         10,351,853
-----------------------------------------------------------------------------------
    Total investments (cost $173,054,541)                              203,859,106
-----------------------------------------------------------------------------------
Receivables for:
  Fund shares sold                                                         255,145
-----------------------------------------------------------------------------------
  Dividends                                                                195,107
-----------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans            8,733
-----------------------------------------------------------------------------------
    Total assets                                                       204,318,091
-----------------------------------------------------------------------------------
LIABILITIES:
Payables for:
  Fund shares reacquired                                                    33,584
-----------------------------------------------------------------------------------
  Trustee deferred compensation and retirement plans                        13,403
-----------------------------------------------------------------------------------
Accrued administrative services fees                                       339,764
-----------------------------------------------------------------------------------
Accrued distribution fees-Series II                                              7
-----------------------------------------------------------------------------------
Accrued trustees' fees                                                         181
-----------------------------------------------------------------------------------
Accrued transfer agent fees                                                  2,732
-----------------------------------------------------------------------------------
Accrued operating expenses                                                  38,339
-----------------------------------------------------------------------------------
    Total liabilities                                                      428,010
-----------------------------------------------------------------------------------
Net assets applicable to shares outstanding                           $203,890,081
-----------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Shares of beneficial interest                                         $181,595,870
-----------------------------------------------------------------------------------
Undistributed net investment income                                      1,881,398
-----------------------------------------------------------------------------------
Undistributed net realized gain (loss) from investment securities and
 foreign currencies                                                    (10,392,115)
-----------------------------------------------------------------------------------
Unrealized appreciation of investment securities and foreign
 currencies                                                             30,804,928
-----------------------------------------------------------------------------------
                                                                      $203,890,081
-----------------------------------------------------------------------------------
NET ASSETS:
Series I                                                              $203,879,199
-----------------------------------------------------------------------------------
Series II                                                             $     10,882
-----------------------------------------------------------------------------------
SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
 UNLIMITED NUMBER OF SHARES AUTHORIZED:
Series I                                                                13,956,667
-----------------------------------------------------------------------------------
Series II                                                                      746
-----------------------------------------------------------------------------------
Series I:
 Net asset value per share                                            $      14.61
-----------------------------------------------------------------------------------
Series II:
 Net asset value per share                                            $      14.59
-----------------------------------------------------------------------------------

Statement of Operations
For the year ended December 31, 2004

    INVESTMENT INCOME:
    Dividends (net of foreign withholding tax of $63,126)      $ 4,159,454
    -----------------------------------------------------------------------
    Dividends from affiliated money market funds                    98,266
    -----------------------------------------------------------------------
        Total investment income                                  4,257,720
    -----------------------------------------------------------------------
    EXPENSES:
    Advisory fees                                                1,589,014
    -----------------------------------------------------------------------
    Administrative services fees                                   577,778
    -----------------------------------------------------------------------
    Custodian fees                                                  50,286
    -----------------------------------------------------------------------
    Distribution fees-Series II                                         17
    -----------------------------------------------------------------------
    Transfer agent fees                                             12,636
    -----------------------------------------------------------------------
    Trustees' fees and retirement benefits                          15,442
    -----------------------------------------------------------------------
    Other                                                          126,597
    -----------------------------------------------------------------------
        Total expenses                                           2,371,770
    -----------------------------------------------------------------------
    Less:Fees waived and expenses reimbursed                        (3,586)
    -----------------------------------------------------------------------
        Net expenses                                             2,368,184
    -----------------------------------------------------------------------
    Net investment income                                        1,889,536
    -----------------------------------------------------------------------
    REALIZED AND UNREALIZED GAIN (LOSS) FROM
     INVESTMENT SECURITIES AND FOREIGN CURRENCIES:
    Net realized gain from:
      Investment securities                                     15,031,860
    -----------------------------------------------------------------------
      Foreign currencies                                            24,012
    -----------------------------------------------------------------------
                                                                15,055,872
    -----------------------------------------------------------------------
    Change in net unrealized appreciation (depreciation) of:
      Investment securities                                     (1,289,792)
    -----------------------------------------------------------------------
      Foreign currencies                                               (29)
    -----------------------------------------------------------------------
                                                                (1,289,821)
    -----------------------------------------------------------------------
    Net gain from investment securities and foreign currencies  13,766,051
    -----------------------------------------------------------------------
    Net increase in net assets resulting from operations       $15,655,587
    -----------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.
                       AIM V.I. FINANCIAL SERVICES FUND
Statement of Changes in Net Assets
For the years ended December 31, 2004 and 2003

                                                                                                              2004
------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                                                                   $  1,889,536
------------------------------------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign currencies                                       15,055,872
------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of investment securities and foreign currencies      (1,289,821)
------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                                                    15,655,587
------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Series I                                                                                                  (1,438,311)
------------------------------------------------------------------------------------------------------------------------
  Series II                                                                                                        (76)
------------------------------------------------------------------------------------------------------------------------
    Decrease in net assets resulting from distributions                                                     (1,438,387)
------------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                                                                 (20,689,232)
------------------------------------------------------------------------------------------------------------------------
  Series II                                                                                                     10,076
------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from share transactions                                (20,679,156)
------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                                                                   (6,461,956)
------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of year                                                                                        210,352,037
------------------------------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment income of $1,881,398 and $1,395,549, respectively)  $203,890,081
------------------------------------------------------------------------------------------------------------------------

                                                                                                              2003
-----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                                                                   $  1,441,609
-----------------------------------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign currencies                                        9,532,585
-----------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of investment securities and foreign currencies      32,955,670
-----------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                                                    43,929,864
-----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Series I                                                                                                    (968,154)
-----------------------------------------------------------------------------------------------------------------------
  Series II                                                                                                         --
-----------------------------------------------------------------------------------------------------------------------
    Decrease in net assets resulting from distributions                                                       (968,154)
-----------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                                                                  24,987,582
-----------------------------------------------------------------------------------------------------------------------
  Series II                                                                                                         --
-----------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from share transactions                                 24,987,582
-----------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                                                                   67,949,292
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of year                                                                                        142,402,745
-----------------------------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment income of $1,881,398 and $1,395,549, respectively)  $210,352,037
-----------------------------------------------------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.
                       AIM V.I. FINANCIAL SERVICES FUND
Notes to Financial Statements
December 31, 2004
NOTE 1--SIGNIFICANT ACCOUNTING POLICIES
AIM V.I. Financial Services Fund, formerly INVESCO VIF-Financial Services Fund, (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. On April 30, 2004, the Fund was restructured from a separate series of INVESCO Variable Investment Funds, Inc. to a new series portfolio of the Trust.
  The Fund's investment objective is to seek capital growth. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.
  Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.
     A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
     Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.
     Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.
     Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.
     Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.
                       AIM V.I. FINANCIAL SERVICES FUND
     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.
B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
     The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
F. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are U.S. Government Securities, U.S. Government Agency Securities and/or Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to an exemptive order from the Securities and Exchange Commission, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates ("Joint repurchase agreements"). If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.
G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES
The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to based on the annual rate of 0.75% of the Fund's average daily net assets. For the period May 1, 2004 through December 31, 2004, the Fund paid advisory fees to AIM of $1,021,870. Prior to May 1, 2004, the Trust had an investment advisory agreement with INVESCO Funds Group, Inc. ("IFG"). For the period January 1, 2004 through April 30, 2004, the Fund paid advisory fees under similar terms to IFG of $567,144.
                       AIM V.I. FINANCIAL SERVICES FUND
  AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.30% of average daily net assets, through April 30, 2006. Prior to May 1, 2004, AIM had agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.25% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $3,538.
  For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $48 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. Pursuant to such agreement for the period May 1, 2004 through December 31, 2004, AIM was paid $374,081, of which AIM retained $39,786 for services provided by AIM. Prior to May 1, 2004, the Fund had an administrative services agreement with IFG. Pursuant to such agreement for the period January 1, 2004 through April 30, 2004, under similar terms, IFG was paid $203,697, of which IFG retained $8,333 for services provided by IFG.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AISI $12,636.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays A I M Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has contractually agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit Total Annual Fund Operating Expenses (excluding items (ii) through (vii) discussed above) of Series II shares to 1.45% of average daily net assets, through April 30, 2006. AIM Distributors did not reimburse fees during the period under this expense limitation. Pursuant to the Plan, for the period April 30, 2004 (date sales commenced) through December 31, 2004, the Series II shares paid $17.
  Certain officers and trustees of the Trust are also officers and directors of AIM, AISI, and/or AIM Distributors.
NOTE 3--INVESTMENTS IN AFFILIATES
The Fund is permitted, pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2004.
Investments of Daily Available Cash Balances:

                                                           UNREALIZED
                  MARKET VALUE  PURCHASES    PROCEEDS     APPRECIATION  MARKET VALUE DIVIDEND  REALIZED
FUND                12/31/03     AT COST    FROM SALES   (DEPRECIATION)   12/31/04    INCOME  GAIN (LOSS)
---------------------------------------------------------------------------------------------------------
Premier Portfolio  $7,917,749  $80,057,637 $(77,623,533)      $ --      $10,351,853  $98,266     $ --
---------------------------------------------------------------------------------------------------------

NOTE 4--TRUSTEES' FEES
Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.
  Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.
                       AIM V.I. FINANCIAL SERVICES FUND
  Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2004, the Fund paid legal fees of $2,178 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.
NOTE 5--BORROWINGS
Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.
  The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.
  During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.
  Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.
NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS Distributions to Shareholders:
The tax character of distributions paid during the years ended December 31, 2004 and 2003 was as follows:

                                                     2004      2003
          -----------------------------------------------------------
          Distributions paid from ordinary income $1,438,387 $968,154
          -----------------------------------------------------------

Tax Components of Net Assets:
As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                       2004
               -------------------------------------------------
               Undistributed ordinary income       $  1,892,330
               -------------------------------------------------
               Unrealized appreciation-investments   28,617,503
               -------------------------------------------------
               Temporary book/tax differences           (10,932)
               -------------------------------------------------
               Capital loss carryforward             (8,204,690)
               -------------------------------------------------
               Shares of beneficial interest        181,595,870
               -------------------------------------------------
               Total net assets                    $203,890,081
               -------------------------------------------------

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to losses on wash sales. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $364.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $14,174,444 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2004 which expires as follows:

                                          CAPITAL LOSS
                        EXPIRATION        CARRYFORWARD*
                        -------------------------------
                        December 31, 2010  $8,204,690
                        -------------------------------

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.
                       AIM V.I. FINANCIAL SERVICES FUND
NOTE 7--INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $137,705,060 and $160,244,698, respectively.

            UNREALIZED APPRECIATION (DEPRECIATION) OF
              INVESTMENT SECURITIES ON A TAX BASIS
   -------------------------------------------------------------------------
   Aggregate unrealized appreciation of investment securities   $32,211,511
   -------------------------------------------------------------------------
   Aggregate unrealized (depreciation) of investment securities  (3,594,372)
   -------------------------------------------------------------------------
   Net unrealized appreciation of investment securities         $28,617,139
   -------------------------------------------------------------------------
   Cost of investments for tax purposes is $175,241,967.

NOTE 8--RECLASSIFICATION OF PERMANENT DIFFERENCES
Primarily as a result of differing book/tax treatment of foreign currency transactions and redomestication expenses, on December 31, 2004, undistributed net investment income (loss) was increased by $34,700, undistributed net realized gain (loss) was decreased by $24,015 and shares of beneficial interest decreased by $10,685. This reclassification had no effect on the net assets of the Fund.
NOTE 9--SHARE INFORMATION

                           CHANGES IN SHARES OUTSTANDING/(A)/
----------------------------------------------------------------------------------------
                                                   YEAR ENDED DECEMBER 31,
                                     --------------------------------------------------
                                               2004                      2003
                                     ------------------------  ------------------------
                                       SHARES       AMOUNT       SHARES       AMOUNT
----------------------------------------------------------------------------------------
Sold:
  Series I                            3,650,703  $ 51,539,943  10,022,622  $115,989,532
----------------------------------------------------------------------------------------
  Series II/(b)/                            741        10,000          --            --
----------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Series I                               99,883     1,438,311      74,588       968,154
----------------------------------------------------------------------------------------
  Series II/(b)/                              5            76          --            --
----------------------------------------------------------------------------------------
Reacquired:
  Series I                           (5,326,890)  (73,667,486) (8,121,088)  (91,970,104)
----------------------------------------------------------------------------------------
                                     (1,575,558) $(20,679,156)  1,976,122  $ 24,987,582
----------------------------------------------------------------------------------------

/(a)/There are four shareholders that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 87% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related, for providing services to the Fund, AIM and or AIM affiliates including but not limited to services such as, securities, brokerage, third party recordkeeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.
/(b)/Series II shares commenced sales on April 30, 2004.
                       AIM V.I. FINANCIAL SERVICES FUND
NOTE 10--FINANCIAL HIGHLIGHTS
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                           SERIES I
                                                                   -------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                                   -------------------------------------------------------
                                                                        2004        2003       2002       2001      2000
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $  13.54       $  10.50  $  12.42   $  13.84   $  11.10
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                0.15           0.08      0.08       0.06       0.03
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)      1.02           3.02     (1.93)     (1.43)      2.72
---------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                   1.17           3.10     (1.85)     (1.37)      2.75
---------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                (0.10)         (0.06)    (0.07)     (0.04)        --
---------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                                  --             --        --      (0.01)     (0.01)
---------------------------------------------------------------------------------------------------------------------------
    Total distributions                                               (0.10)         (0.06)    (0.07)     (0.05)     (0.01)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  14.61       $  13.54  $  10.50   $  12.42   $  13.84
---------------------------------------------------------------------------------------------------------------------------
Total return/(a)/                                                      8.68%         29.58%   (14.90)%    (9.88)%    24.80%
---------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $203,879       $210,352  $142,403   $183,084   $220,316
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                1.12%/(b)/     1.09%     1.09%      1.07%      1.09%
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                   0.89%/(b)/     0.87%     0.57%      0.46%      0.66%
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                  67%            65%       72%       132%       114%
---------------------------------------------------------------------------------------------------------------------------

/(a)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholders transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
/(b)/Ratios are based on average daily net assets of $211,861,725.

                                                                SERIES II
                                                          ----------------------
                                                              APRIL 30, 2004
                                                          (DATE SALES COMMENCED)
                                                           TO DECEMBER 31, 2004
--------------------------------------------------------------------------------
Net asset value, beginning of period                              $13.50
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             0.12
--------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)            1.07
--------------------------------------------------------------------------------
    Total from investment operations                                1.19
--------------------------------------------------------------------------------
Less distributions from net investment income                      (0.10)
--------------------------------------------------------------------------------
Net asset value, end of period                                    $14.59
--------------------------------------------------------------------------------
Total return/(a)/                                                   8.85%
--------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $   11
--------------------------------------------------------------------------------
Ratio of expenses to average net assets:                            1.38%/(b)/
--------------------------------------------------------------------------------
Ratio of net investment income to average net assets                0.63%/(b)/
--------------------------------------------------------------------------------
Portfolio turnover rate/(c)/                                          67%
--------------------------------------------------------------------------------

/(a)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholders transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
/(b)/Ratios are annualized and based on average daily net assets of $10,156. /(c)/Not annualized for periods less than one year.
                       AIM V.I. FINANCIAL SERVICES FUND
NOTE 11--LEGAL PROCEEDINGS
Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.
SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING
On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.
  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those
AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.
  Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.
  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.
  The SEC has also settled market timing enforcement actions against Raymond R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.
  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement payments may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.
  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.
REGULATORY INQUIRIES AND PENDING LITIGATION
The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.
  As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.
                       AIM V.I. FINANCIAL SERVICES FUND
  Ongoing Regulatory Inquiries Concerning IFG and AIM
  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.
  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.
  Private Civil Actions Alleging Market Timing
  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.
  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM
Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.
  Private Civil Actions Alleging Improper Use of Fair Value Pricing
  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.
  Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the
Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.
                       AIM V.I. FINANCIAL SERVICES FUND
  Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes
  Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the
Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.
  Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements
  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the
Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.
  Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements
  A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
 *                                    *                                     *
================================================================================
  As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.
                       AIM V.I. FINANCIAL SERVICES FUND
Report of Independent Registered Public Accounting Firm
To the Board of Trustees
and Shareholders of AIM V.I. Health Sciences Fund:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Health Sciences Fund, formerly known as INVESCO VIF-Health Sciences Fund, (one of the funds constituting AIM Variable Insurance Funds, formerly known as INVESCO Variable Investment Funds, Inc., hereafter referred to as the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
/s/  PricewaterhouseCoopers LLP
February 11, 2005
Houston, Texas
                         AIM V.I. HEALTH SCIENCES FUND
Schedule of Investments
December 31, 2004

                                                          Market
                                               Shares     Value
            -------------------------------------------------------
            Domestic Common
             Stocks-68.18%
            Biotechnology-18.82%
            Amgen Inc./(a)/                    318,100 $ 20,406,115
            -------------------------------------------------------
            Biogen Idec Inc./(a)/                6,000      399,660
            -------------------------------------------------------
            Corgentech Inc./(a)(b)/            220,000    1,821,600
            -------------------------------------------------------
            Cubist Pharmaceuticals, Inc./(a)/  432,300    5,114,109
            -------------------------------------------------------
            Gen-Probe Inc./(a)/                  1,100       49,731
            -------------------------------------------------------
            Genzyme Corp./(a)/                  68,400    3,971,988
            -------------------------------------------------------
            Gilead Sciences, Inc./(a)/         425,000   14,870,750
            -------------------------------------------------------
            Indevus Pharmaceuticals,
             Inc./(a)(b)/                      274,000    1,633,040
            -------------------------------------------------------
            Isis Pharmaceuticals, Inc./(a)(b)/ 410,000    2,419,000
            -------------------------------------------------------
            Martek Biosciences Corp./(a)/        5,500      281,600
            -------------------------------------------------------
            OSI Pharmaceuticals, Inc./(a)/     164,000   12,275,400
            -------------------------------------------------------
            Protein Design Labs, Inc./(a)/     171,600    3,545,256
            -------------------------------------------------------
                                                         66,788,249
            -------------------------------------------------------
            Health Care
             Equipment-18.99%
            Bard (C.R.), Inc.                   66,000    4,222,680
            -------------------------------------------------------
            Baxter International Inc.          155,000    5,353,700
            -------------------------------------------------------
            Becton, Dickinson & Co.             69,000    3,919,200
            -------------------------------------------------------
            Boston Scientific Corp./(a)/       143,000    5,083,650
            -------------------------------------------------------
            DENTSPLY International Inc.         13,000      730,600
            -------------------------------------------------------
            Fisher Scientific International
             Inc./(a)/                          32,000    1,996,160
            -------------------------------------------------------
            FoxHollow Technologies,
             Inc./(a)(b)/                       53,200    1,308,188
            -------------------------------------------------------
            Guidant Corp.                      215,000   15,501,500
            -------------------------------------------------------
            Hospira, Inc./(a)/                   7,000      234,500
            -------------------------------------------------------
            IDEXX Laboratories, Inc./(a)/       34,000    1,856,060
            -------------------------------------------------------
            IntraLase Corp./(a)/                51,700    1,213,916
            -------------------------------------------------------
            Medtronic, Inc.                    199,000    9,884,330
            -------------------------------------------------------
            SonoSite, Inc./(a)/                 94,000    3,191,300
            -------------------------------------------------------
            St. Jude Medical, Inc./(a)/        260,000   10,901,800
            -------------------------------------------------------
            Varian Inc./(a)/                    10,000      410,100
            -------------------------------------------------------
            Varian Medical Systems, Inc./(a)/   16,000      691,840
            -------------------------------------------------------
            VNUS Medical Technologies,
             Inc./(a)(b)/                       67,200      908,544
            -------------------------------------------------------
                                                         67,408,068
            -------------------------------------------------------
            Health Care Facilities-
             2.07%
            Community Health Systems
             Inc./(a)/                         264,000    7,360,320
            -------------------------------------------------------
            Health Care Services-
             1.98%
            Caremark Rx, Inc./(a)/              88,000    3,469,840
            -------------------------------------------------------
            DaVita, Inc./(a)/                   45,000    1,778,850
            -------------------------------------------------------
            HMS Holdings Corp./(a)/            160,000    1,438,400
            -------------------------------------------------------
            PRA International/(a)/              13,400      332,052
            -------------------------------------------------------
                                                          7,019,142
            -------------------------------------------------------

                                                           Market
                                                Shares     Value
           ---------------------------------------------------------
           Health Care Supplies-
            1.16%
           Cooper Cos., Inc. (The)               22,000 $  1,552,980
           ---------------------------------------------------------
           Sola International Inc./(a)/          13,000      358,020
           ---------------------------------------------------------
           Symmetry Medical Inc./(a)/           105,000    2,210,250
           ---------------------------------------------------------
                                                           4,121,250
           ---------------------------------------------------------
           Managed Health Care-
            3.89%
           Aetna Inc.                            10,000    1,247,500
           ---------------------------------------------------------
           PacifiCare Health Systems, Inc./(a)/ 222,000   12,547,440
           ---------------------------------------------------------
                                                          13,794,940
           ---------------------------------------------------------
           Pharmaceuticals-21.27%
           Barr Pharmaceuticals Inc./(a)/         4,000      182,160
           ---------------------------------------------------------
           Bristol-Myers Squibb Co.             290,000    7,429,800
           ---------------------------------------------------------
           Forest Laboratories, Inc./(a)/       412,000   18,482,320
           ---------------------------------------------------------
           Impax Laboratories, Inc./(a)/        112,000    1,778,560
           ---------------------------------------------------------
           Johnson & Johnson                      6,000      380,520
           ---------------------------------------------------------
           Lilly (Eli) & Co.                     92,000    5,221,000
           ---------------------------------------------------------
           Medicis Pharmaceutical Corp.-
            Class A                              70,000    2,457,700
           ---------------------------------------------------------
           Pfizer Inc.                          673,000   18,096,970
           ---------------------------------------------------------
           Schering-Plough Corp.                 10,000      208,800
           ---------------------------------------------------------
           Sepracor Inc./(a)/                    15,000      890,550
           ---------------------------------------------------------
           Theravance, Inc./(a)/                  2,200       39,380
           ---------------------------------------------------------
           Wyeth                                477,000   20,315,430
           ---------------------------------------------------------
                                                          75,483,190
           ---------------------------------------------------------
               Total Domestic Common
                Stocks
                (Cost $224,915,645)                      241,975,159
           ---------------------------------------------------------
           Foreign Stocks & Other
            Equity Interests-
            25.91%
           Canada-2.36%
           QLT Inc. (Biotechnology)/(a)/        520,000    8,361,600
           ---------------------------------------------------------
           France-5.67%
           Sanofi-Aventis-ADR
            (Pharmaceuticals)                   502,800   20,137,140
           ---------------------------------------------------------
           Germany-0.16%
           Altana A.G. (Pharmaceuticals)/(c)/     9,000      565,418
           ---------------------------------------------------------
           Israel-2.03%
           Teva Pharmaceutical Industries
            Ltd.-ADR (Pharmaceuticals)          241,220    7,202,829
           ---------------------------------------------------------
           Japan-11.73%
           Eisai Co., Ltd.
            (Pharmaceuticals)/(c)/              570,200   18,813,099
           ---------------------------------------------------------
           Fujisawa Pharmaceutical Co. Ltd.
            (Pharmaceuticals)/(c)/              500,000   13,724,038
           ---------------------------------------------------------
           Kyorin Pharmaceutical Co., Ltd.
            (Pharmaceuticals)/(c)/              180,000    2,741,554
           ---------------------------------------------------------
           Santen Pharmaceutical Co., Ltd.
            (Pharmaceuticals)/(c)/               22,000      481,109
           ---------------------------------------------------------

                         AIM V.I. HEALTH SCIENCES FUND

                                                                      Market
                                                           Shares     Value
-------------------------------------------------------------------------------
Japan-(Continued)
Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals)/(c)/       35,000 $  1,767,891
-------------------------------------------------------------------------------
Yamanouchi Pharmaceutical Co., Ltd. (Pharmaceuticals)/(c)/ 105,000    4,099,029
-------------------------------------------------------------------------------
                                                                     41,626,720
-------------------------------------------------------------------------------
Netherlands-0.18%
Akzo Nobel N.V.-ADR (Diversified Chemicals)                 15,000      637,350
-------------------------------------------------------------------------------
Switzerland-2.65%
Novartis A.G.-ADR (Pharmaceuticals)                        114,000    5,761,560
-------------------------------------------------------------------------------
Roche Holding A.G. (Pharmaceuticals)/(b)(c)/                32,000    3,663,564
-------------------------------------------------------------------------------
                                                                      9,425,124
-------------------------------------------------------------------------------
United Kingdom-1.13%
Shire Pharmaceuticals Group PLC-ADR
 (Pharmaceuticals)/(a)/                                    125,500    4,009,725
-------------------------------------------------------------------------------
    Total Foreign Stocks & Other Equity Interests
     (Cost $80,732,040)                                              91,965,906
-------------------------------------------------------------------------------

                                                                     Market
                                                         Shares      Value
  ----------------------------------------------------------------------------
  Money Market Funds-4.91%
  Premier Portfolio (Cost $17,415,842)/(d)(e)/         17,415,842 $ 17,415,842
  ----------------------------------------------------------------------------
  TOTAL INVESTMENTS-99.00% (excluding
   investments purchased with cash collateral
   from securities loaned)
   (Cost $323,063,527)                                             351,356,907
  ----------------------------------------------------------------------------
  Investments Purchased with Cash
   Collateral from Securities Loaned
  Money Market Funds-0.98%
  Premier Portfolio/(d)(e)(f)/                          3,476,275    3,476,275
  ----------------------------------------------------------------------------
      Total Money Market Funds (purchased with cash
       collateral from securities loaned)
       (Cost $3,476,275)                                             3,476,275
  ----------------------------------------------------------------------------
  TOTAL INVESTMENTS-99.98% (Cost $326,539,802)                     354,833,182
  ----------------------------------------------------------------------------
  OTHER ASSETS LESS LIABILITIES-0.02%                                   66,073
  ----------------------------------------------------------------------------
  NET ASSETS-100.00%                                              $354,899,255
  ----------------------------------------------------------------------------

     Investment Abbreviations:
ADR - AmericanDepositary Receipt
     Notes to Schedule of Investments:
(a) Non-income producing security.
(b) All or a portion of this security has been pledged as collateral for securities lending transactions at December 31, 2004.
(c) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate market value of these securities at December 31, 2004 was $45,855,702, which represented 12.92% of the Fund's Total Investments. See
    Note 1A.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(e) Effective October 15, 2004, the INVESCO Treasurer's Money Market Reserve Fund was renamed Premier Portfolio. Effective February 25, 2005, shares of Premier Portfolio owned by the Fund will be designated as Investor Class shares.
(f) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.
See accompanying notes which are an integral part of the financial statements.
                         AIM V.I. HEALTH SCIENCES FUND
Statement of Assets and Liabilities
December 31, 2004

        ASSETS:
        Investments, at market value (cost $305,647,685)*  $333,941,065
        ----------------------------------------------------------------
        Investments in affiliated money market funds (cost
         $20,892,117)                                        20,892,117
        ----------------------------------------------------------------
            Total investments (cost $326,539,802)           354,833,182
        ----------------------------------------------------------------
        Foreign currencies, at market value (cost
         $293,242)                                              295,045
        ----------------------------------------------------------------
        Receivables for:
          Investments sold                                    4,578,046
        ----------------------------------------------------------------
          Fund shares sold                                      101,360
        ----------------------------------------------------------------
          Dividends                                             290,805
        ----------------------------------------------------------------
        Investment for trustee deferred compensation and
         retirement plans                                        19,549
        ----------------------------------------------------------------
            Total assets                                    360,117,987
        ----------------------------------------------------------------
        Liabilities:
        Payables for:
          Investments purchased                                 876,930
        ----------------------------------------------------------------
          Fund shares reacquired                                163,297
        ----------------------------------------------------------------
          Trustee deferred compensation and retirement
           plans                                                 27,579
        ----------------------------------------------------------------
          Collateral upon return of securities loaned         3,476,275
        ----------------------------------------------------------------
        Accrued administrative services fees                    595,253
        ----------------------------------------------------------------
        Accrued distribution fees-Series II                           7
        ----------------------------------------------------------------
        Accrued transfer agent fees                               6,957
        ----------------------------------------------------------------
        Accrued operating expenses                               72,434
        ----------------------------------------------------------------
            Total liabilities                                 5,218,732
        ----------------------------------------------------------------
        Net assets applicable to shares outstanding        $354,899,255
        ----------------------------------------------------------------
        Net assets consist of:
        Shares of beneficial interest                      $369,111,006
        ----------------------------------------------------------------
        Undistributed net investment income (loss)              (17,730)
        ----------------------------------------------------------------
        Undistributed net realized gain (loss) from
         investment securities and foreign currencies       (42,490,923)
        ----------------------------------------------------------------
        Unrealized appreciation of investment securities
         and foreign currencies                              28,296,902
        ----------------------------------------------------------------
                                                           $354,899,255
        ----------------------------------------------------------------
        Net Assets:
        Series I                                           $354,888,886
        ----------------------------------------------------------------
        Series II                                          $     10,369
        ----------------------------------------------------------------
        Shares outstanding, $0.01 par value per share,
         unlimited number of shares authorized:
        Series I                                             18,779,524
        ----------------------------------------------------------------
        Series II                                                 549.8
        ----------------------------------------------------------------
        Series I:
         Net asset value per share                         $      18.90
        ----------------------------------------------------------------
        Series II:
         Net asset value per share                         $      18.86
        ----------------------------------------------------------------

* At December 31, 2004, securities with an aggregate market value of $3,315,738 were on loan to brokers.
Statement of Operations
For the year ended December 31, 2004

     INVESTMENT INCOME:
     Dividends (net of foreign withholding tax of
      $110,595)                                               $  3,080,112
     ----------------------------------------------------------------------
     Dividends from affiliated money market funds
      (including securities lending income of
      $22,459**)                                                   344,307
     ----------------------------------------------------------------------
         Total investment income                                 3,424,419
     ----------------------------------------------------------------------
     Expenses:
     Advisory fees                                               2,740,016
     ----------------------------------------------------------------------
     Administrative services fees                                  994,456
     ----------------------------------------------------------------------
     Custodian fees                                                 69,762
     ----------------------------------------------------------------------
     Distribution fees-Series II                                        17
     ----------------------------------------------------------------------
     Transfer agent fees                                            22,715
     ----------------------------------------------------------------------
     Trustees' fees and retirement benefits                         18,840
     ----------------------------------------------------------------------
     Other                                                         200,089
     ----------------------------------------------------------------------
         Total expenses                                          4,045,895
     ----------------------------------------------------------------------
     Less:Fees waived, expenses reimbursed and expense offset
          arrangement                                              (10,066)
     ----------------------------------------------------------------------
         Net expenses                                            4,035,829
     ----------------------------------------------------------------------
     Net investment income (loss)                                 (611,410)
     ----------------------------------------------------------------------
     Realized and unrealized gain (loss) from
      investment securities and foreign
      currencies:
     Net realized gain (loss) from:
       Investment securities                                    49,657,573
     ----------------------------------------------------------------------
       Foreign currencies                                         (224,679)
     ----------------------------------------------------------------------
                                                                49,432,894
     ----------------------------------------------------------------------
     Change in net unrealized appreciation
      (depreciation) of:
       Investment securities                                   (25,354,155)
     ----------------------------------------------------------------------
       Foreign currencies                                            2,927
     ----------------------------------------------------------------------
                                                               (25,351,228)
     ----------------------------------------------------------------------
     Net gain from investment securities and foreign
      currencies                                                24,081,666
     ----------------------------------------------------------------------
     Net increase in net assets resulting from
     operations                                               $ 23,470,256
     ----------------------------------------------------------------------

** Dividends from affiliated money market funds are net of income rebate paid to securities lending counterparties.
See accompanying notes which are an integral part of the financial statements.
                         AIM V.I. HEALTH SCIENCES FUND
Statement of Changes in Net Assets
For the years ended December 31, 2004 and 2003

                                                                                                            2004
----------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income (loss)                                                                          $   (611,410)
----------------------------------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign currencies                                     49,432,894
----------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of investment securities and foreign currencies   (25,351,228)
----------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                                                  23,470,256
----------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                                                                (9,291,803)
----------------------------------------------------------------------------------------------------------------------
  Series II                                                                                                    9,795
----------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from share transactions                               (9,282,008)
----------------------------------------------------------------------------------------------------------------------
    Net increase in net assets                                                                            14,188,248
----------------------------------------------------------------------------------------------------------------------
Net assets:
  Beginning of year                                                                                      340,711,007
----------------------------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment income (loss) of $(17,730) and $(16,312),
   respectively)                                                                                        $354,899,255
----------------------------------------------------------------------------------------------------------------------

                                                                                                            2003
---------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income (loss)                                                                          $   (527,174)
---------------------------------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign currencies                                     27,619,020
---------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of investment securities and foreign currencies    38,886,987
---------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                                                  65,978,833
---------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                                                                42,051,544
---------------------------------------------------------------------------------------------------------------------
  Series II                                                                                                       --
---------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from share transactions                               42,051,544
---------------------------------------------------------------------------------------------------------------------
    Net increase in net assets                                                                           108,030,377
---------------------------------------------------------------------------------------------------------------------
Net assets:
  Beginning of year                                                                                      232,680,630
---------------------------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment income (loss) of $(17,730) and $(16,312),
   respectively)                                                                                        $340,711,007
---------------------------------------------------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.
                         AIM V.I. HEALTH SCIENCES FUND
Notes to Financial Statements
December 31, 2004
     NOTE 1--Significant Accounting Policies
AIM V.I. Health Sciences Fund, formerly INVESCO VIF-Health Sciences Fund, (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust").
The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. On April 30, 2004, the Fund was restructured from a separate series of INVESCO Variable Investment Funds, Inc. to a new series portfolio of the Trust.
The Fund's investment objective is to seek capital growth. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.
Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
 A.Security Valuations -- Securities, including restricted securities, are valued according to the following policy.
       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE"). Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.
       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.
       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.
       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.
                         AIM V.I. HEALTH SCIENCES FUND
       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.
 B.Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
       (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
 C.Distributions -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
 D.Federal Income Taxes -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
 E.Expenses -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
 F.Repurchase Agreements -- The Fund may enter into repurchase agreements.
   Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are U.S. Government Securities, U.S. Government Agency Securities and/or Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to an exemptive order from the Securities and Exchange Commission, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates ("Joint repurchase agreements"). If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.
 G.Foreign Currency Translations -- Foreign currency is valued at the close of NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
     NOTE 2--Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to based on the annual rate of 0.75% of the Fund's average daily net assets. For the period May 1, 2004 through December
31, 2004, the Fund paid advisory fees to AIM of $1,796,633. Prior to May 1, 2004, the Trust had an investment advisory agreement with INVESCO Funds Group, Inc. ("IFG"). For the period January 1, 2004 through April 30, 2004, the Fund paid advisory fees under similar terms to IFG of $943,383. Effective January 1, 2005 through June 30, 2006, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of 0.75% of the first $250 million, plus 0.74% of the next $250 million, plus 0.73% of the next $500 million, plus 0.72% of the next $1.5 billion, plus 0.71% of the next $2.5 billion, plus 0.70% of the next $2.5 billion, plus 0.69% of the next $2.5 billion, plus 0.68% of the Fund's average daily net assets in excess of $10 billion. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Operating Expenses (excluding certain items discussed below) of each Series to 1.30% of average daily net assets, through April 30, 2006. Prior to May 1, 2004, AIM had agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.25% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales;
(v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day
                         AIM V.I. HEALTH SCIENCES FUND
operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $8,321.
For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $487 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.
The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. Pursuant to such agreement for the period May 1, 2004 through December 31, 2004, AIM was paid $657,821, of which AIM retained $61,790 for services provided by AIM. Prior to May 1, 2004, the Fund had an administrative services agreement with IFG. For the period January 1, 2004 through April 30, 2004, under similar terms, IFG was paid $336,635 for such services, of which IFG retained $22,174 for services provided by IFG.
The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AISI $22,715.
The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has contractually agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total annual fund operating expenses (excluding items (ii) through (vii) discussed above) of Series II shares to 1.45% of average daily net assets through April 30, 2006. AIM Distributors did not reimburse fees during the period under this expense limitation. Pursuant to the Plan, for the period April 30, 2004 (date sales commenced) through December 31, 2004, the Series II shares paid $17.
Certain officers and trustees of the Trust are also officers and directors of AIM, AISI, and/or AIM Distributors.
     NOTE 3--Investments in Affiliates
The Fund is permitted, pursuant to an exemptive order from the SEC, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market fund below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in an affiliated money market fund for the year ended December 31, 2004.
Investments of Daily Available Cash Balances:

                                                             Unrealized
                  Market Value  Purchases      Proceeds     Appreciation  Market Value Dividend  Realized
      Fund          12/31/03     at Cost      from Sales   (Depreciation)   12/31/04    Income  Gain (Loss)
-----------------------------------------------------------------------------------------------------------
Premier Portfolio $14,419,265  $305,502,507 $(302,505,930)      $ --      $17,415,842  $321,848    $ --
-----------------------------------------------------------------------------------------------------------

Investments of Cash Collateral from Securities Lending Transactions:

                                                             Unrealized
                  Market Value  Purchases      Proceeds     Appreciation  Market Value Dividend Realized Gain
      Fund          12/31/03     at Cost      from Sales   (Depreciation)   12/31/04   Income*     (Loss)
-------------------------------------------------------------------------------------------------------------
Premier Portfolio $        --  $172,051,776 $(168,575,501)      $ --      $ 3,476,275  $ 22,459     $ --
-------------------------------------------------------------------------------------------------------------
Total             $14,419,265  $477,554,283 $(471,081,431)      $ --      $20,892,117  $344,307     $ --
-------------------------------------------------------------------------------------------------------------

* Dividend income is net of income rebate paid to securities lending counterparties
     NOTE 4--Security Transactions with Affiliated Funds
The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or
                         AIM V.I. HEALTH SCIENCES FUND
could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2004, the Fund engaged in purchases and sales of securities of $7,386,415 and $0, respectively.
     NOTE 5--Expense Offset Arrangement
The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2004, the Fund received credits in custodian fees of $1,258 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $1,258.
     NOTE 6--Trustees' Fees
Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.
Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
During the year ended December 31, 2004, the Fund paid legal fees of $2,448 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.
     NOTE 7--Borrowings
Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.
During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.
Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.
     NOTE 8--Portfolio Securities Loaned
The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.
At December 31, 2004, securities with an aggregate value of $3,315,738 were on loan to brokers. The loans were secured by cash collateral of $3,476,275 received by the Fund and subsequently invested in an affiliated money market fund. On January 3, 2005 the Fund returned cash collateral of $29,517 for previously loaned securities which were returned to the Fund by the borrower on December 31, 2004. For the year ended December 31, 2004, the Fund received dividends on cash collateral net of income rebate paid to counterparties of $22,459 for securities lending transactions.
                         AIM V.I. HEALTH SCIENCES FUND
     Note 9--Distributions to Shareholders and Tax Components of Net Assets Distributions to Shareholders:
There were no ordinary income or long-term capital gain distributions paid during the years ended December 31, 2004 and 2003.
Tax Components of Net Assets:
As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                        2004
               --------------------------------------------------
               Unrealized appreciation--investments $ 26,088,767
               --------------------------------------------------
               Temporary book/tax differences            (17,729)
               --------------------------------------------------
               Capital loss carryforward             (40,282,789)
               --------------------------------------------------
               Shares of beneficial interest         369,111,006
               --------------------------------------------------
               Total net assets                      354,899,255
               --------------------------------------------------

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales. The tax-basis unrealized appreciation (depreciation) on investments amount includes appreciation on foreign currencies of $3,522.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund utilized $49,121,525 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2004 which expires as follows:

                                          Capital Loss
                           Expiration     Carryforward*
                        -------------------------------
                        December 31, 2010  $40,282,789
                        -------------------------------

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.
     Note 10--Investment Securities
The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $597,667,238 and $620,245,245, respectively.

   Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
   ------------------------------------------------------------------------------
   Aggregate unrealized appreciation of investment securities      $32,996,452
   ------------------------------------------------------------------------------
   Aggregate unrealized (depreciation) of investment securities     (6,911,207)
   ------------------------------------------------------------------------------
   Net unrealized appreciation of investment securities            $26,085,245
   ------------------------------------------------------------------------------
   Cost of investments for tax purposes is $328,747,937.

     Note 11--Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of foreign currency transactions, net operating losses, and organizational expenses, on December 31, 2004, undistributed net investment income (loss) was increased by $609,992, undistributed net realized gain (loss) was increased by $224,679 and shares of beneficial interest decreased by $834,671. This reclassification had no effect on the net assets of the Fund.
                         AIM V.I. HEALTH SCIENCES FUND
     Note 12--Share Information

                      Changes in Shares Outstanding/(a)/
    -----------------------------------------------------------------------
                                     Year ended December 31,
                      ----------------------------------------------------
                                 2004                       2003
                      -------------------------  -------------------------
                        Shares        Amount       Shares        Amount
    -----------------------------------------------------------------------
    Sold:
      Series I         5,818,123  $ 105,377,219  10,447,367  $ 160,036,244
    -----------------------------------------------------------------------
      Series II/(b)/         550          9,795          --             --
    -----------------------------------------------------------------------
    Reacquired:
      Series I        (6,430,438)  (114,669,022) (7,974,644)  (117,984,700)
    -----------------------------------------------------------------------
                        (611,765) $  (9,282,008)  2,472,723  $  42,051,544
    -----------------------------------------------------------------------

/(a)/There are four entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 76% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM, and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.
/(b)/Series II shares commenced sales on April 30, 2004.
     Note 13--Financial Highlights
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                                Series I
                                                                   --------------------------------------------------------
                                                                                        Year ended December 31,
                                                                   --------------------------------------------------------
                                                                        2004          2003         2002           2001
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $  17.57        $  13.75   $  18.20       $  20.89
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.03)          (0.03)     (0.00)/(a)/    (0.01)/(a)/
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)      1.36            3.85      (4.45)         (2.62)
----------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                   1.33            3.82      (4.45)         (2.63)
----------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                   --              --         --          (0.06)
----------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                                  --              --         --             --
----------------------------------------------------------------------------------------------------------------------------
    Total distributions                                                  --              --         --          (0.06)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  18.90        $  17.57   $  13.75       $  18.20
----------------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                      7.57%          27.78%    (24.45)%       (12.59)%
----------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $354,889        $340,711   $232,681       $343,304
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                1.11%/(c)/      1.07%      1.07%          1.06%
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets           (0.17)%/(c)/    (0.20)%    (0.43)%        (0.38)%
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                 175%            114%       130%            88%
----------------------------------------------------------------------------------------------------------------------------

                                                                   ---------
                                                                   ---------
                                                                     2000
----------------------------------------------------------------------------
Net asset value, beginning of period                               $  16.02
----------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                         0.05
----------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)      4.84
----------------------------------------------------------------------------
    Total from investment operations                                   4.89
----------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                (0.00)
----------------------------------------------------------------------------
  Distributions from net realized gains                               (0.02)
----------------------------------------------------------------------------
    Total distributions                                               (0.02)
----------------------------------------------------------------------------
Net asset value, end of period                                     $  20.89
----------------------------------------------------------------------------
Total return/(b)/                                                     30.54%
----------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $353,398
----------------------------------------------------------------------------
Ratio of expenses to average net assets                                1.07%
----------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets            0.68%
----------------------------------------------------------------------------
Portfolio turnover rate                                                 145%
----------------------------------------------------------------------------

/(a)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.07) and $(0.07) for the years ended December 31, 2002 and 2001, respectively.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
/(c)/Ratios are based on average daily net assets of $365,328,751.
                         AIM V.I. HEALTH SCIENCES FUND

                                                                 Series II
                                                             -----------------
                                                              April 30, 2004
                                                                (Date sales
                                                                commenced)
                                                                    to
                                                             December 31, 2004
 ------------------------------------------------------------------------------
 Net asset value, beginning of period                             $18.19
 ------------------------------------------------------------------------------
 Income from investment operations:
   Net investment income (loss)                                    (0.05)
 ------------------------------------------------------------------------------
   Net gains on securities (both realized and unrealized)           0.72
 ------------------------------------------------------------------------------
     Total from investment operations                               0.67
 ------------------------------------------------------------------------------
 Net asset value, end of period                                   $18.86
 ------------------------------------------------------------------------------
 Total return/(a)/                                                  3.68%
 ------------------------------------------------------------------------------
 Ratios/supplemental data:
 Net assets, end of period (000s omitted)                         $   10
 ------------------------------------------------------------------------------
 Ratio of expenses to average net assets                            1.36%/(b)/
 ------------------------------------------------------------------------------
 Ratio of net investment income (loss) to average net assets       (0.42)%/(b)/
 ------------------------------------------------------------------------------
 Portfolio turnover rate/(c)/                                        175%
 ------------------------------------------------------------------------------

/(a)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
/(b)/Ratios are annualized and based on average daily net assets of $10,069. /(c)/Not annualized for periods less than one year.
     Note 14--Legal Proceedings
Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.
     Settled Enforcement Actions and Investigations Related to Market Timing
On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.
Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December
31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those
AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees. Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.
                         AIM V.I. HEALTH SCIENCES FUND
At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such
Funds related to market timing matters.
The SEC has also settled market timing enforcement actions against Raymond R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.
The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement payments may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.
At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.
     Regulatory Inquiries and Pending Litigation
The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.
As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.
Ongoing Regulatory Inquiries Concerning IFG and AIM
IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.
AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.
Private Civil Actions Alleging Market Timing
Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.
                         AIM V.I. HEALTH SCIENCES FUND
All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM
Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.
Private Civil Actions Alleging Improper Use of Fair Value Pricing
Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.
Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the
Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.
Private Civil Actions Alleging Improper Charging of Distribution Fees on
Limited Offering Funds or Share Classes
Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the
Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.
Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements
Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the
Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.
Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements
A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
 *                                    *                                     *
================================================================================
As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.
                         AIM V.I. HEALTH SCIENCES FUND
Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of
AIM V.I. Leisure Fund:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Leisure Fund, formerly known as INVESCO VIF-Leisure Fund, (one of the funds constituting AIM Variable Insurance Funds, formerly known as INVESCO Variable Investment Funds, Inc., hereafter referred to as the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
February 11, 2005
Houston, Texas
                             AIM V.I. LEISURE FUND
Schedule of Investments
December 31, 2004

                                                                MARKET
                                                      SHARES    VALUE
      -------------------------------------------------------------------
      COMMON STOCKS & OTHER EQUITY
       INTERESTS-79.03%
      Advertising-6.87%
      Harte-Hanks, Inc.                                15,577 $   404,690
      -------------------------------------------------------------------
      Omnicom Group Inc.                               40,824   3,442,280
      -------------------------------------------------------------------
                                                                3,846,970
      -------------------------------------------------------------------
      Apparel, Accessories & Luxury Goods-
       2.96%
      Carter's, Inc./(a)/                               3,600     122,364
      -------------------------------------------------------------------
      Columbia Sportswear Co./(a)/                      5,700     339,777
      -------------------------------------------------------------------
      Polo Ralph Lauren Corp.                          28,119   1,197,869
      -------------------------------------------------------------------
                                                                1,660,010
      -------------------------------------------------------------------
      Brewers-2.13%
      Anheuser-Busch Cos., Inc.                        23,490   1,191,648
      -------------------------------------------------------------------
      Broadcasting & Cable TV-15.98%
      Cablevision Systems New York Group-Class A/(a)/  74,270   1,849,323
      -------------------------------------------------------------------
      Clear Channel Communications, Inc.               18,915     633,463
      -------------------------------------------------------------------
      Comcast Corp.-Class A/(a)/                       27,234     906,348
      -------------------------------------------------------------------
      DIRECTV Group, Inc. (The)/(a)/                    9,297     155,632
      -------------------------------------------------------------------
      EchoStar Communications Corp.-Class A            22,840     759,202
      -------------------------------------------------------------------
      Gray Television, Inc.                            38,085     590,318
      -------------------------------------------------------------------
      Liberty Media Corp.-Class A/(a)/                182,293   2,001,577
      -------------------------------------------------------------------
      Liberty Media Corp.-Class B/(a)/                 10,500     121,800
      -------------------------------------------------------------------
      Liberty Media International, Inc.-Class A/(a)/    8,799     406,778
      -------------------------------------------------------------------
      NTL Inc./(a)/                                     3,730     272,141
      -------------------------------------------------------------------
      Scripps Co. (E.W.) (The)-Class A                  9,950     480,386
      -------------------------------------------------------------------
      Sinclair Broadcast Group, Inc.-Class A           31,138     286,781
      -------------------------------------------------------------------
      Spanish Broadcasting System, Inc.-Class A/(a)/   16,733     176,701
      -------------------------------------------------------------------
      Univision Communications Inc.-Class A/(a)/       10,514     307,745
      -------------------------------------------------------------------
                                                                8,948,195
      -------------------------------------------------------------------
      Casinos & Gaming-14.54%
      Aztar Corp./(a)/                                  4,400     153,648
      -------------------------------------------------------------------
      Harrah's Entertainment, Inc.                     52,570   3,516,407
      -------------------------------------------------------------------
      International Game Technology                    87,600   3,011,688
      -------------------------------------------------------------------
      Mandalay Resort Group                             4,260     300,032
      -------------------------------------------------------------------
      MGM MIRAGE/(a)/                                   6,939     504,743
      -------------------------------------------------------------------
      Wynn Resorts, Ltd./(a)/                           9,723     650,663
      -------------------------------------------------------------------
                                                                8,137,181
      -------------------------------------------------------------------
      Diversified Commercial Services-1.55%
      Cendant Corp.                                    37,011     865,317
      -------------------------------------------------------------------
      Footwear-0.72%
      NIKE, Inc.-Class B                                4,477     406,019
      -------------------------------------------------------------------

                                                              MARKET
                                                     SHARES   VALUE
         --------------------------------------------------------------
         General Merchandise Stores-0.94%
         Target Corp.                                10,120 $   525,532
         --------------------------------------------------------------
         Home Entertainment Software-0.41%
         Electronic Arts Inc./(a)/                    3,722     229,573
         --------------------------------------------------------------
         Hotels, Resorts & Cruise Lines-5.96%
         Hilton Hotels Corp.                         40,126     912,465
         --------------------------------------------------------------
         Marriott International, Inc.-Class A        14,151     891,230
         --------------------------------------------------------------
         Starwood Hotels & Resorts Worldwide, Inc.   26,267   1,533,993
         --------------------------------------------------------------
                                                              3,337,688
         --------------------------------------------------------------
         Internet Retail-0.82%
         IAC/InterActiveCorp/(a)/                    16,610     458,768
         --------------------------------------------------------------
         Investment Companies-Exchange Traded
          Funds-3.64%
         iShares Russell 1000 Index Fund              6,601     430,187
         --------------------------------------------------------------
         iShares Russell 3000 Index Fund              7,900     546,285
         --------------------------------------------------------------
         iShares S&P 500 Index Fund                   4,359     527,439
         --------------------------------------------------------------
         S&P 500 Depositary Receipts Trust-Series 1   4,420     534,245
         --------------------------------------------------------------
                                                              2,038,156
         --------------------------------------------------------------
         Leisure Facilities-0.31%
         Cedar Fair, L.P.                             5,277     173,613
         --------------------------------------------------------------
         Leisure Products-1.87%
         Hasbro, Inc.                                20,395     395,255
         --------------------------------------------------------------
         Leapfrog Enterprises, Inc.-Class A/(a)/     16,190     220,184
         --------------------------------------------------------------
         Marvel Enterprises, Inc./(a)/                7,020     143,770
         --------------------------------------------------------------
         Mattel, Inc.                                14,670     285,918
         --------------------------------------------------------------
                                                              1,045,127
         --------------------------------------------------------------
         Motorcycle Manufacturers-0.21%
         Harley-Davidson, Inc.                        1,900     115,425
         --------------------------------------------------------------
         Movies & Entertainment-10.24%
         DreamWorks Animation SKG, Inc.-Class A/(a)/  1,700      63,767
         --------------------------------------------------------------
         Fox Entertainment Group, Inc.-Class A/(a)/  13,890     434,201
         --------------------------------------------------------------
         Metro-Goldwyn-Mayer Inc./(a)/               26,289     312,313
         --------------------------------------------------------------
         News Corp.-Class A                          94,500   1,763,370
         --------------------------------------------------------------
         Pixar/(a)/                                   2,232     191,082
         --------------------------------------------------------------
         Regal Entertainment Group-Class A           10,137     210,343
         --------------------------------------------------------------
         Time Warner Inc./(a)/                       71,860   1,396,958
         --------------------------------------------------------------
         Viacom Inc.-Class A                          9,063     336,056
         --------------------------------------------------------------
         Viacom Inc.-Class B                         10,762     391,629
         --------------------------------------------------------------
         Walt Disney Co. (The)                       22,670     630,226
         --------------------------------------------------------------
                                                              5,729,945
         --------------------------------------------------------------

                             AIM V.I. LEISURE FUND

                                                                     MARKET
                                                            SHARES   VALUE
 -----------------------------------------------------------------------------
 Personal Products-0.39%
 NBTY, Inc./(a)/                                             9,200 $   220,892
 -----------------------------------------------------------------------------
 Publishing-7.34%
 Belo Corp.-Class A                                         21,316     559,332
 -----------------------------------------------------------------------------
 Gannett Co., Inc.                                           8,690     709,973
 -----------------------------------------------------------------------------
 Knight-Ridder, Inc.                                        13,661     914,467
 -----------------------------------------------------------------------------
 McClatchy Co. (The)-Class A                                 9,296     667,546
 -----------------------------------------------------------------------------
 McGraw-Hill Cos., Inc. (The)                                5,149     471,339
 -----------------------------------------------------------------------------
 Tribune Co.                                                18,600     783,804
 -----------------------------------------------------------------------------
                                                                     4,106,461
 -----------------------------------------------------------------------------
 Restaurants-2.15%
 CBRL Group, Inc.                                           19,898     832,731
 -----------------------------------------------------------------------------
 Yum! Brands, Inc.                                           7,889     372,203
 -----------------------------------------------------------------------------
                                                                     1,204,934
 -----------------------------------------------------------------------------
   Total Common Stocks & Other Equity Interests
    (Cost $37,198,071)                                              44,241,454
 -----------------------------------------------------------------------------
 FOREIGN STOCKS & OTHER
  EQUITY INTERESTS-18.65%
 Belgium-3.43%
 Compagnie Nationale a Portefeuille
  (Multi-Sector Holdings)/(b)/                                 585     123,565
 -----------------------------------------------------------------------------
 Groupe Bruxelles Lambert S.A. (Multi-Sector Holdings)/(b)/ 18,124   1,468,687
 -----------------------------------------------------------------------------
 InBev (Brewers)/(b)/                                        8,479     327,634
 -----------------------------------------------------------------------------
                                                                     1,919,886
 -----------------------------------------------------------------------------
 Brazil-0.64%
 Companhia de Bebidas das Americas-ADR (Brewers)            12,730     360,641
 -----------------------------------------------------------------------------
 Canada-0.89%
 Intrawest Corp. (Hotels, Resorts & Cruise Lines)           21,622     497,090
 -----------------------------------------------------------------------------
 Denmark-0.95%
 Carlsberg A.S.-Class B (Brewers)/(b)/                      10,526     530,988
 -----------------------------------------------------------------------------
 France-1.86%
 Accor S.A. (Hotels, Resorts & Cruise Lines)/(b)/           14,346     626,879
 -----------------------------------------------------------------------------
 JC Decaux S.A. (Advertising)/(a)(b)/                       14,112     411,416
 -----------------------------------------------------------------------------
                                                                     1,038,295
 -----------------------------------------------------------------------------

                                                                       MARKET
                                                           SHARES      VALUE
--------------------------------------------------------------------------------
Hong Kong-0.12%
Television Broadcasts Ltd.-ADR
 (Broadcasting & Cable TV)/(c)/                               6,976 $    64,800
--------------------------------------------------------------------------------
Japan-0.30%
Sony Corp.-ADR (Consumer Electronics)                         4,341     169,125
--------------------------------------------------------------------------------
Liberia-1.13%
Royal Caribbean Cruises Ltd.
 (Hotels, Resorts & Cruise Lines)                            11,642     633,791
--------------------------------------------------------------------------------
Netherlands-1.23%
Jetix Europe N.V. (Broadcasting & Cable TV)/(a)(b)/          36,129     687,889
--------------------------------------------------------------------------------
Panama-2.06%
Carnival Corp. (Hotels, Resorts & Cruise Lines)              20,013   1,153,349
--------------------------------------------------------------------------------
Spain-0.59%
NH Hoteles, S.A. (Hotels, Resorts & Cruise Lines)/(b)/       25,189     332,854
--------------------------------------------------------------------------------
Switzerland-1.47%
Compagnie Financiere Richemont A.G.-Class A
 (Apparel, Accessories & Luxury Goods)/(b)/                  12,811     425,373
--------------------------------------------------------------------------------
Pargesa Holding A.G.-Class B (Multi-Sector Holdings)/(b)/       114     400,154
--------------------------------------------------------------------------------
                                                                        825,527
--------------------------------------------------------------------------------
United Kingdom-3.98%
Allied Domecq PLC (Distillers & Vintners)/(b)/              113,050   1,109,986
--------------------------------------------------------------------------------
Diageo PLC (Distillers & Vintners)/(b)/                      23,649     337,514
--------------------------------------------------------------------------------
WPP Group PLC (Advertising)/(b)/                             71,155     779,643
--------------------------------------------------------------------------------
                                                                      2,227,143
--------------------------------------------------------------------------------
    Total Foreign Stocks & Other Equity Interests
     (Cost $7,600,369)                                               10,441,378
--------------------------------------------------------------------------------
Money Market Funds-2.50%
Premier Portfolio (Cost $1,397,060)/(d)(e)/               1,397,060   1,397,060
--------------------------------------------------------------------------------
TOTAL INVESTMENTS-100.18% (Cost $46,195,500)                         56,079,892
--------------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-(0.18%)                                  (101,335)
--------------------------------------------------------------------------------
NET ASSETS-100.00%                                                  $55,978,557
--------------------------------------------------------------------------------

Investment Abbreviations:
ADR - American Depositary Receipt
Notes to Schedule of Investments:
(a) Non-income producing security.
(b) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate market value of these securities at December 31, 2004 was $7,562,582, which represented 13.49% of the Fund's Total Investments. See
    Note 1A.
(c) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The market value of this security at December 31, 2004 represented 0.12% of the Fund's Total Investments. See Note 1A.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(e) Effective October 15, 2004, the INVESCO Treasurer's Money Market Reserve Fund was renamed Premier Portfolio. Effective February 25, 2005, Shares of Premier Portfolio owned by the Fund will be designated as of Investor Class shares.
See accompanying notes which are an integral part of the financial statements.
                             AIM V.I. LEISURE FUND
Statement of Assets and Liabilities
December 31, 2004

ASSETS:
Investments, at market value (cost $44,798,440)                         $54,682,832
------------------------------------------------------------------------------------
Investments in affiliated money market funds (cost $1,397,060)            1,397,060
------------------------------------------------------------------------------------
    Total investments (cost $46,195,500)                                 56,079,892
------------------------------------------------------------------------------------
Dividends receivable                                                         72,342
------------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans             3,703
------------------------------------------------------------------------------------
    Total assets                                                         56,155,937
------------------------------------------------------------------------------------
LIABILITIES:
Payables for:
  Fund shares reacquired                                                     63,514
------------------------------------------------------------------------------------
  Trustee deferred compensation and retirement plans                          3,969
------------------------------------------------------------------------------------
Accrued administrative services fees                                         75,096
------------------------------------------------------------------------------------
Accrued distribution fees-Series II                                               4
------------------------------------------------------------------------------------
Accrued transfer agent fees                                                     170
------------------------------------------------------------------------------------
Accrued operating expenses                                                   34,627
------------------------------------------------------------------------------------
    Total liabilities                                                       177,380
------------------------------------------------------------------------------------
Net assets applicable to shares outstanding                             $55,978,557
------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Shares of beneficial interest                                           $45,224,988
------------------------------------------------------------------------------------
Undistributed net investment income                                         (80,174)
------------------------------------------------------------------------------------
Undistributed net realized gain from investment securities and foreign
 currencies                                                                 948,771
------------------------------------------------------------------------------------
Unrealized appreciation of investment securities and foreign currencies   9,884,972
------------------------------------------------------------------------------------
                                                                        $55,978,557
------------------------------------------------------------------------------------
NET ASSETS:
Series I                                                                $55,967,356
------------------------------------------------------------------------------------
Series II                                                               $    11,201
------------------------------------------------------------------------------------
SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
 UNLIMITED NUMBER OF SHARES AUTHORIZED:
Series I                                                                  4,519,277
------------------------------------------------------------------------------------
Series II                                                                     905.3
------------------------------------------------------------------------------------
Series I:
  Net asset value per share                                             $     12.38
------------------------------------------------------------------------------------
Series II:
  Net asset value per share                                             $     12.37
------------------------------------------------------------------------------------

Statement of Operations
For the year ended December 31, 2004

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $16,218)                 $  532,529
---------------------------------------------------------------------------------
Dividends from affiliated money market funds                              17,148
---------------------------------------------------------------------------------
    Total investment income                                              549,677
---------------------------------------------------------------------------------
EXPENSES:
Advisory fees                                                            320,330
---------------------------------------------------------------------------------
Administrative services fees                                             145,439
---------------------------------------------------------------------------------
Custodian fees                                                            25,185
---------------------------------------------------------------------------------
Distribution fees-Series II                                                   17
---------------------------------------------------------------------------------
Transfer agent fees                                                        2,375
---------------------------------------------------------------------------------
Trustees' fees and retirement benefits                                    11,121
---------------------------------------------------------------------------------
Professional fees                                                         41,383
---------------------------------------------------------------------------------
Other                                                                     26,086
---------------------------------------------------------------------------------
    Total expenses                                                       571,936
---------------------------------------------------------------------------------
Less: Fees waived, expenses reimbursed and expense offset arrangement    (22,749)
---------------------------------------------------------------------------------
    Net expenses                                                         549,187
---------------------------------------------------------------------------------
Net investment income                                                        490
---------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
 SECURITIES AND FOREIGN CURRENCIES:
Net realized gain (loss) from:
  Investment securities                                                1,184,171
---------------------------------------------------------------------------------
  Foreign currencies                                                      (2,571)
---------------------------------------------------------------------------------
                                                                       1,181,600
---------------------------------------------------------------------------------
Change in net unrealized appreciation of:
  Investment securities                                                5,083,158
---------------------------------------------------------------------------------
  Foreign currencies                                                         797
---------------------------------------------------------------------------------
                                                                       5,083,955
---------------------------------------------------------------------------------
Net gain from investment securities and foreign currencies             6,265,555
---------------------------------------------------------------------------------
Net increase in net assets resulting from operations                  $6,266,045
---------------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.
                             AIM V.I. LEISURE FUND
Statement of Changes in Net Assets
For the years ended December 31, 2004 and 2003

                                                          2004         2003
 ------------------------------------------------------------------------------
 OPERATIONS:
  Net investment income (loss)                        $       490  $   (23,647)
 ------------------------------------------------------------------------------
  Net realized gain (loss) from investment
    securities and foreign currencies                   1,181,600      (12,745)
 ------------------------------------------------------------------------------
  Change in net unrealized appreciation of
    investment securities and foreign currencies        5,083,955    4,874,993
 ------------------------------------------------------------------------------
    Net increase in net assets resulting from
      operations                                        6,266,045    4,838,601
 ------------------------------------------------------------------------------
 Distributions to shareholders from net investment
  income:
  Series I                                               (165,844)          --
 ------------------------------------------------------------------------------
  Series II                                                   (34)          --
 ------------------------------------------------------------------------------
    Total distributions from net investment income       (165,878)          --
 ------------------------------------------------------------------------------
 Distributions to shareholders from net realized
  gains:
  Series I                                                (44,667)          --
 ------------------------------------------------------------------------------
  Series II                                                    (9)          --
 ------------------------------------------------------------------------------
    Total distributions from net realized gains           (44,676)          --
 ------------------------------------------------------------------------------
    Decrease in net assets resulting from
      distributions                                      (210,554)          --
 ------------------------------------------------------------------------------
 Share transactions-net:
  Series I                                             15,488,580   23,489,298
 ------------------------------------------------------------------------------
  Series II                                                10,043           --
 ------------------------------------------------------------------------------
    Net increase in net assets resulting from share
      transactions                                     15,498,623   23,489,298
 ------------------------------------------------------------------------------
    Net increase in net assets                         21,554,114   28,327,899
 ------------------------------------------------------------------------------
 NET ASSETS:
  Beginning of year                                    34,424,443    6,096,544
 ------------------------------------------------------------------------------
  End of year (including undistributed net
    investment income of $(80,174) and $(27,677),
    respectively)                                     $55,978,557  $34,424,443
 ------------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.
                             AIM V.I. LEISURE FUND
Notes to Financial Statements
December 31, 2004
NOTE 1--SIGNIFICANT ACCOUNTING POLICIES
AIM V.I. Leisure Fund, formerly INVESCO VIF-Leisure Fund, (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. On April 30, 2004, the Fund was restructured from a separate series of INVESCO Variable Investment Funds, Inc. to a new series portfolio of the Trust.
  The Fund's investment objective is to seek capital growth. Companies are listed in the Schedule of Investments based on the country in which they are organized.
  Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.
     A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
     Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.
     Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.
     Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.
     Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.
     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.
                             AIM V.I. LEISURE FUND
B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
     The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
F. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are U.S. Government Securities, U.S. Government Agency Securities and/or Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to an exemptive order from the Securities and Exchange Commission, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates ("Joint repurchase agreements"). If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.
G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES
The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to based on the annual rate of 0.75% of the Fund's average daily net assets. For the period May 1, 2004 through December 31, 2004, the Fund paid advisory fees to AIM of $225,238. Prior to May 1, 2004, the Trust had an investment advisory agreement with INVESCO Funds Group, Inc. ("IFG"). For the period January 1, 2004 through April 30, 2004, the Fund paid advisory fees under similar terms to IFG of $95,092. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.30% of average daily net assets, through April 30, 2006. Prior to May 1, 2004, AIM had agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.25% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest;
(iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of
                             AIM V.I. LEISURE FUND
an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $22,726.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. Pursuant to such agreement for the period May 1, 2004 through December 31, 2004, AIM was paid $108,534, of which AIM retained $33,470 for services provided by AIM. Prior to May 1, 2004, the Fund had an administrative services agreement with IFG. For the period January 1, 2004 through April 30, 2004, under similar terms, IFG was paid $36,905 for such services, of which IFG retained $5,208 for services provided by IFG.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AIS $2,375.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has contractually agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total annual fund operating expenses (excluding items (ii) through (vii) discussed above) of Series II shares to 1.45% of average daily net assets, through April 30, 2006. Pursuant to the Plan, for the period April 30, 2004 (date sales commenced) through December 31, 2004, the Series II shares paid $10 after AIM Distributors waived Plan fees of $7.
  Certain officers and trustees of the Trust are also officers and directors of AIM, AISI and/or AIM Distributors.
NOTE 3--INVESTMENTS IN AFFILIATES
The Fund is permitted, pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market fund below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in an affiliated money market fund for the year ended December 31, 2004.
Investments of Daily Available Cash Balances:

                                                           UNREALIZED
                  MARKET VALUE  PURCHASES    PROCEEDS     APPRECIATION  MARKET VALUE DIVIDEND  REALIZED
FUND                12/31/03     AT COST    FROM SALES   (DEPRECIATION)   12/31/04    INCOME  GAIN (LOSS)
---------------------------------------------------------------------------------------------------------
Premier Portfolio  $1,040,996  $19,446,525 $(19,090,461)      $ --       $1,397,060  $17,148     $ --
---------------------------------------------------------------------------------------------------------

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS
The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2004, the Fund engaged in purchases and sales of securities of $0 and $78,030, respectively.
NOTE 5--EXPENSE OFFSET ARRANGEMENT
The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2004, the Fund received credits in transfer agency fees of $16 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $16.
NOTE 6--TRUSTEES' FEES
Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.
                             AIM V.I. LEISURE FUND
  Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.
  Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2004, the Fund paid legal fees of $1,882 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.
NOTE 7--BORROWINGS
Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.
  The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.
  During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.
  Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.
NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS DISTRIBUTIONS TO SHAREHOLDERS:
The tax character of distributions paid during the years ended December 31, 2004 and 2003 was as follows:

                                                2004   2003
                     --------------------------------------
                     Distributions paid from:
                     Ordinary income          $165,878 $--
                     --------------------------------------
                     Long-term capital gain     44,676  --
                     --------------------------------------
                     Total distributions      $210,554 $--
                     --------------------------------------

TAX COMPONENTS OF NET ASSETS:
As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                          2004
              ----------------------------------------------------
              Undistributed ordinary income           $   945,695
              ----------------------------------------------------
              Undistributed long-term gain                710,900
              ----------------------------------------------------
              Undistributed appreciation--investments   9,099,803
              ----------------------------------------------------
              Temporary book/tax differences               (2,829)
              ----------------------------------------------------
              Shares of beneficial interest            45,224,988
              ----------------------------------------------------
              Total net assets                        $55,978,557
              ----------------------------------------------------

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales, mark to market of certain passive foreign investment companies and partnership basis adjustments. The tax-basis unrealized appreciation (depreciation) on investments amount includes appreciation on foreign currencies of $580.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.
                             AIM V.I. LEISURE FUND
NOTE 9--INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $21,024,836 and $6,084,426, respectively.

             UNREALIZED APPRECIATION (DEPRECIATION) OF
               INVESTMENT SECURITIES ON A TAX BASIS
    ------------------------------------------------------------------------
    Aggregate unrealized appreciation of investment securities   $9,594,133
    ------------------------------------------------------------------------
    Aggregate unrealized (depreciation) of investment securities   (494,910)
    ------------------------------------------------------------------------
    Net unrealized appreciation of investment securities         $9,099,223
    ------------------------------------------------------------------------
    Cost of investments for tax purposes is $46,980,669.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES
Primarily as a result of differing book/tax treatment of passive foreign investment companies and foreign currencies, on December 31, 2004, undistributed net investment income was increased by $112,891, undistributed net realized gain was decreased by $112,553 and shares of beneficial interest decreased by $338. This reclassification had no effect on the net assets of the Fund.
NOTE 11--SHARE INFORMATION

                         CHANGES IN SHARES OUTSTANDING/(A)/
------------------------------------------------------------------------------------
                                                 YEAR ENDED DECEMBER 31,
                                     ----------------------------------------------
                                              2004                    2003
                                     ----------------------  ----------------------
                                       SHARES      AMOUNT      SHARES      AMOUNT
------------------------------------------------------------------------------------
Sold:
  Series I                           1,824,898  $20,387,248  2,580,127  $24,801,939
------------------------------------------------------------------------------------
  Series II/(b)/                           902       10,000         --           --
------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Series I                              17,426      210,511         --           --
------------------------------------------------------------------------------------
  Series II/(b)/                             3           43         --           --
------------------------------------------------------------------------------------
Reacquired:
  Series I                            (463,174)  (5,109,179)  (155,854)  (1,312,641)
------------------------------------------------------------------------------------
                                     1,380,055  $15,498,623  2,424,273  $23,489,298
------------------------------------------------------------------------------------

/(a)/There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 100% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this shareholder is also owned beneficially.
/(b)/Series II shares commenced sales on April 30, 2004.
                             AIM V.I. LEISURE FUND
NOTE 12--FINANCIAL HIGHLIGHTS
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                    SERIES I
                                                                   -----------------------------------
                                                                                            APRIL 30, 2002
                                                                                           (DATE OPERATIONS
                                                                         YEAR ENDED         COMMENCED) TO
                                                                        DECEMBER 31,         DECEMBER 31,
                                                                   ---------------------         2002
                                                                       2004        2003    ----------------
-------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 10.96       $  8.52       $ 10.00
-------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        0.00         (0.00)        (0.00)/(a)/
-------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     1.47          2.44         (1.48)
-------------------------------------------------------------------------------------------------------------
    Total from investment operations                                  1.47          2.44         (1.48)
-------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                               (0.04)           --            --
-------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                              (0.01)           --            --
-------------------------------------------------------------------------------------------------------------
    Total distributions                                              (0.05)           --            --
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 12.38       $ 10.96       $  8.52
-------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                    13.40%        28.64%       (14.80)%
-------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $55,967       $34,424       $ 6,097
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                      1.29%/(c)/    1.26%         1.29%/(d)/
-------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                   1.34%/(c)/    1.64%         3.96%/(d)/
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets           0.00%/(c)/   (0.14)%       (0.30)%/(d)/
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(e)/                                            15%           22%           15%
-------------------------------------------------------------------------------------------------------------

/(a)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.01) for the period April 30, 2002 (date operations commenced) to December 31, 2002.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
/(c)/Ratios are based on average daily net assets of $42,703,968.
/(d)/Annualized
/(e)/Not annualized for periods less than one year.
                             AIM V.I. LEISURE FUND

 NOTE 12--FINANCIAL HIGHLIGHTS (continued)                     SERIES II
                                                             --------------
                                                             APRIL 30, 2004
                                                              (DATE SALES
                                                             COMMENCED) TO
                                                              DECEMBER 31,
                                                                  2004
 -----------------------------------------------------------------------------
 Net asset value, beginning of period                            $11.09
 -----------------------------------------------------------------------------
 Income from investment operations:
   Net investment income (loss)                                   (0.02)
 -----------------------------------------------------------------------------
   Net gains on securities (both realized and unrealized)          1.35
 -----------------------------------------------------------------------------
     Total from investment operations                              1.33
 -----------------------------------------------------------------------------
 Less distributions:
   Dividends from net investment income                           (0.04)
 -----------------------------------------------------------------------------
   Distributions from net realized gains                          (0.01)
 -----------------------------------------------------------------------------
     Total distributions                                          (0.05)
 -----------------------------------------------------------------------------
 Net asset value, end of period                                  $12.37
 -----------------------------------------------------------------------------
 Total return/(a)/                                                11.98%
 -----------------------------------------------------------------------------
 Ratios/supplemental data:
 Net assets, end of period (000s omitted)                        $   11
 -----------------------------------------------------------------------------
 Ratio of expenses to average net assets:
   With fee waivers and/or expense reimbursement                   1.45%/(b)/
 -----------------------------------------------------------------------------
   Without fee waivers and/or expense reimbursements               1.60%/(b)/
 -----------------------------------------------------------------------------
 Ratio of net investment income (loss) to average net assets      (0.16)%/(b)/
 -----------------------------------------------------------------------------
 Portfolio turnover rate/(c)/                                        15%
 -----------------------------------------------------------------------------

/(a)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns. /(b)/Ratios are annualized and based on average daily net assets of $9,989. /(c)/Not annualized for periods less than one year.
NOTE 13--LEGAL PROCEEDINGS
Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.
SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING
On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.
  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those
AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.
                             AIM V.I. LEISURE FUND
  Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.
  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.
  The SEC has also settled market timing enforcement actions against Raymond R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.
  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement payments may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.
  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.
REGULATORY INQUIRIES AND PENDING LITIGATION
The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.
  As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.
  Ongoing Regulatory Inquiries Concerning IFG and AIM
  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.
  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.
  Private Civil Actions Alleging Market Timing
  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the
                             AIM V.I. LEISURE FUND
Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.
  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM
Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.
  Private Civil Actions Alleging Improper Use of Fair Value Pricing
  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.
  Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the
Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.
  Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes
  Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the
Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.
  Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements
  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the
Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.
  Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements
  A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
 *                                    *                                     *
================================================================================
  As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.
                             AIM V.I. LEISURE FUND
Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of
AIM V.I. Small Company Growth Fund:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Small Company Growth
Fund, formerly known as INVESCO VIF-Small Company Growth Fund, (one of the funds constituting AIM Variable Insurance Funds, formerly known as INVESCO Variable Investment Funds, Inc., hereafter referred to as the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
February 11, 2005
Houston, Texas
                      AIM V.I. SMALL COMPANY GROWTH FUND
Schedule of Investments
December 31, 2004

                                                             Market
                                                   Shares    Value
          ------------------------------------------------------------
          Common Stocks & Other Equity
           Interests-87.03%
          Apparel Retail-1.34%
          Aeropostale, Inc./(a)/                    7,600 $    223,668
          ------------------------------------------------------------
          Gymboree Corp. (The)/(a)/                12,500      160,250
          ------------------------------------------------------------
          Hot Topic, Inc./(a)/                      1,000       17,190
          ------------------------------------------------------------
          Pacific Sunwear of California, Inc./(a)/ 10,700      238,182
          ------------------------------------------------------------
                                                               639,290
          ------------------------------------------------------------
          Application Software-4.81%
          Altiris, Inc./(a)(b)/                     8,700      308,241
          ------------------------------------------------------------
          Catapult Communications Corp./(a)/        7,800      188,448
          ------------------------------------------------------------
          Henry (Jack) & Associates, Inc.          22,600      449,966
          ------------------------------------------------------------
          Hyperion Solutions Corp./(a)/             4,400      205,128
          ------------------------------------------------------------
          Intervoice, Inc./(a)/                    15,300      204,255
          ------------------------------------------------------------
          Open Solutions Inc./(a)/                  7,600      197,296
          ------------------------------------------------------------
          Sonic Solutions/(a)/                     18,800      421,872
          ------------------------------------------------------------
          Synopsys, Inc./(a)/                      16,600      325,692
          ------------------------------------------------------------
                                                             2,300,898
          ------------------------------------------------------------
          Asset Management & Custody
           Banks-3.70%
          Affiliated Managers Group, Inc./(a)/      5,675      384,425
          ------------------------------------------------------------
          Investors Financial Services Corp./(b)/  18,800      939,624
          ------------------------------------------------------------
          National Financial Partners Corp.        11,500      446,200
          ------------------------------------------------------------
                                                             1,770,249
          ------------------------------------------------------------
          Auto Parts & Equipment-0.42%
          Drew Industries Inc./(a)/                 5,600      202,552
          ------------------------------------------------------------
          Biotechnology-5.70%
          Amylin Pharmaceuticals, Inc./(a)/        15,000      350,400
          ------------------------------------------------------------
          Corgentech Inc./(a)/                     15,000      124,200
          ------------------------------------------------------------
          CV Therapeutics, Inc./(a)/                8,500      195,500
          ------------------------------------------------------------
          Digene Corp./(a)/                        14,500      379,175
          ------------------------------------------------------------
          Eyetech Pharmaceuticals Inc./(a)/         9,000      409,500
          ------------------------------------------------------------
          Incyte Corp./(a)/                        14,700      146,853
          ------------------------------------------------------------
          Neurocrine Biosciences, Inc./(a)/         4,200      207,060
          ------------------------------------------------------------
          OSI Pharmaceuticals, Inc./(a)(b)/         4,600      344,310
          ------------------------------------------------------------
          QLT Inc. (Canada)/(a)/                   23,700      381,096
          ------------------------------------------------------------
          Rigel Pharmaceuticals, Inc./(a)/          7,600      185,592
          ------------------------------------------------------------
                                                             2,723,686
          ------------------------------------------------------------
          Broadcasting & Cable TV-1.13%
          Radio One, Inc.-Class D/(a)/             33,500      540,020
          ------------------------------------------------------------
          Casinos & Gaming-1.01%
          Multimedia Games, Inc./(a)(b)/           18,900      297,864
          ------------------------------------------------------------
          Scientific Games Corp.-Class A/(a)/       7,800      185,952
          ------------------------------------------------------------
                                                               483,816
          ------------------------------------------------------------

                                                           Market
                                                 Shares    Value
           ---------------------------------------------------------
           Catalog Retail-0.63%
           Insight Enterprises, Inc./(a)/        14,700 $    301,644
           ---------------------------------------------------------
           Communications Equipment-1.14%
           ADTRAN, Inc.                          18,000      344,520
           ---------------------------------------------------------
           Sierra Wireless (Canada)/(a)/         11,400      201,552
           ---------------------------------------------------------
                                                             546,072
           ---------------------------------------------------------
           Computer Storage & Peripherals-1.42%
           Applied Films Corp./(a)/              15,000      323,400
           ---------------------------------------------------------
           Avid Technology, Inc./(a)/             3,100      191,425
           ---------------------------------------------------------
           Electronics for Imaging, Inc./(a)/     9,400      163,654
           ---------------------------------------------------------
                                                             678,479
           ---------------------------------------------------------
           Construction & Engineering-0.71%
           Perini Corp./(a)/                     20,300      338,807
           ---------------------------------------------------------
           Construction & Farm Machinery & Heavy
            Trucks-2.29%
           Joy Global Inc./(b)/                   5,700      247,551
           ---------------------------------------------------------
           Oshkosh Truck Corp.                    5,600      382,928
           ---------------------------------------------------------
           Wabash National Corp./(a)/            17,200      463,196
           ---------------------------------------------------------
                                                           1,093,675
           ---------------------------------------------------------
           Consumer Finance-1.27%
           ACE Cash Express, Inc./(a)/            9,600      284,736
           ---------------------------------------------------------
           Advanta Corp.-Class B                 13,200      320,364
           ---------------------------------------------------------
                                                             605,100
           ---------------------------------------------------------
           Data Processing & Outsourced
            Services-1.22%
           Ceridian Corp./(a)/                   32,000      584,960
           ---------------------------------------------------------
           Distributors-0.42%
           Source Interlink Cos., Inc./(a)/      15,200      201,856
           ---------------------------------------------------------
           Diversified Commercial Services-2.42%
           G & K Services, Inc.-Class A           9,500      412,490
           ---------------------------------------------------------
           Jackson Hewitt Tax Service Inc.       11,600      292,900
           ---------------------------------------------------------
           Navigant Consulting, Inc./(a)/         9,400      250,040
           ---------------------------------------------------------
           Standard Parking Corp./(a)/           13,100      200,430
           ---------------------------------------------------------
                                                           1,155,860
           ---------------------------------------------------------
           Electrical Components &
            Equipment-2.57%
           EnerSys/(a)/                          40,500      617,625
           ---------------------------------------------------------
           LSI Industries Inc.                   22,200      254,190
           ---------------------------------------------------------
           Ultralife Batteries, Inc./(a)/        18,400      357,880
           ---------------------------------------------------------
                                                           1,229,695
           ---------------------------------------------------------
           Electronic Equipment
            Manufacturers-3.42%
           Aeroflex Inc./(a)/                    45,320      549,278
           ---------------------------------------------------------

                      AIM V.I. SMALL COMPANY GROWTH FUND

                                                          Market
                                                Shares    Value
            -------------------------------------------------------
            Electronic Equipment
             Manufacturers-
             (Continued)
            Lipman Electronic Engineering Ltd.
             (Israel)                           11,900 $    332,010
            -------------------------------------------------------
            Measurement Specialties, Inc./(a)/   9,900      252,054
            -------------------------------------------------------
            Photon Dynamics, Inc./(a)/          20,700      502,596
            -------------------------------------------------------
                                                          1,635,938
            -------------------------------------------------------
            Electronic Manufacturing
             Services-0.53%
            Staktek Holdings Inc./(a)/          54,800      254,272
            -------------------------------------------------------
            Employment Services-
             2.03%
            Heidrick & Struggles International,
             Inc./(a)/                           7,600      260,452
            -------------------------------------------------------
            Labor Ready, Inc./(a)/              26,300      444,996
            -------------------------------------------------------
            Resources Connection, Inc./(a)(b)/   4,900      266,119
            -------------------------------------------------------
                                                            971,567
            -------------------------------------------------------
            Environmental Services-
             0.90%
            Stericycle, Inc./(a)/                9,400      431,930
            -------------------------------------------------------
            Health Care Equipment-
             3.05%
            Adeza Biomedical Corp./(a)/         13,100      229,905
            -------------------------------------------------------
            Cytyc Corp./(a)/                    10,600      292,242
            -------------------------------------------------------
            IntraLase Corp./(a)/                12,600      295,848
            -------------------------------------------------------
            Kyphon Inc./(a)/                     7,500      193,200
            -------------------------------------------------------
            PerkinElmer, Inc.                   10,800      242,892
            -------------------------------------------------------
            Wright Medical Group, Inc./(a)/      7,100      202,350
            -------------------------------------------------------
                                                          1,456,437
            -------------------------------------------------------
            Health Care Facilities-
             3.08%
            Community Health Systems Inc./(a)/  16,900      471,172
            -------------------------------------------------------
            Kindred Healthcare, Inc./(a)/       14,500      434,275
            -------------------------------------------------------
            Triad Hospitals, Inc./(a)/          10,200      379,542
            -------------------------------------------------------
            United Surgical Partners
             International, Inc./(a)/            4,500      187,650
            -------------------------------------------------------
                                                          1,472,639
            -------------------------------------------------------
            Health Care Services-
             3.41%
            Accredo Health, Inc./(a)/           13,200      365,904
            -------------------------------------------------------
            Advisory Board Co. (The)/(a)/        4,900      180,712
            -------------------------------------------------------
            DaVita, Inc./(a)/                    9,900      391,347
            -------------------------------------------------------
            Gentiva Health Services, Inc./(a)/  13,300      222,376
            -------------------------------------------------------
            HealthExtras, Inc./(a)/             28,900      471,070
            -------------------------------------------------------
                                                          1,631,409
            -------------------------------------------------------
            Health Care Supplies-
             0.65%
            Advanced Medical Optics, Inc./(a)/   7,600      312,664
            -------------------------------------------------------
            Hotels, Resorts & Cruise
             Lines-0.63%
            La Quinta Corp./(a)/                33,300      302,697
            -------------------------------------------------------
            Household Appliances-
             1.30%
            Blount International, Inc./(a)/     35,800      623,636
            -------------------------------------------------------
            Housewares & Specialties-
             1.00%
            Jarden Corp./(a)/                   11,000      477,840
            -------------------------------------------------------

                                                          Market
                                                Shares    Value
             ------------------------------------------------------
             Industrial Gases-0.84%
             Airgas, Inc.                       15,200 $    402,952
             ------------------------------------------------------
             Industrial Machinery-
              0.94%
             Wolverine Tube, Inc./(a)/           1,000       12,910
             ------------------------------------------------------
             Columbus McKinnon Corp./(a)/       23,300      202,011
             ------------------------------------------------------
             Nordson Corp.                       5,900      236,413
             ------------------------------------------------------
                                                            451,334
             ------------------------------------------------------
             Internet Software &
              Services-2.10%
             Akamai Technologies, Inc./(a)/     22,500      293,175
             ------------------------------------------------------
             CyberSource Corp./(a)/             24,700      176,605
             ------------------------------------------------------
             Digital Insight Corp./(a)/         11,600      213,440
             ------------------------------------------------------
             Digitas Inc./(a)/                  33,800      322,790
             ------------------------------------------------------
                                                          1,006,010
             ------------------------------------------------------
             Investment Banking &
              Brokerage-0.70%
             Knight Trading Group, Inc.-
              Class A/(a)/                      30,600      335,070
             ------------------------------------------------------
             IT Consulting & Other
              Services-1.70%
             MPS Group, Inc./(a)/               18,800      230,488
             ------------------------------------------------------
             Tier Technologies, Inc.-Class
              B/(a)/                             4,800       44,400
             ------------------------------------------------------
             TNS Inc./(a)/                      24,500      535,325
             ------------------------------------------------------
                                                            810,213
             ------------------------------------------------------
             Leisure Facilities-
              0.93%
             Speedway Motorsports, Inc.         11,300      442,734
             ------------------------------------------------------
             Oil & Gas Drilling-
              1.51%
             Pride International, Inc./(a)/      6,900      141,726
             ------------------------------------------------------
             Rowan Cos., Inc./(a)/              22,400      580,160
             ------------------------------------------------------
                                                            721,886
             ------------------------------------------------------
             Oil & Gas Equipment &
              Services-1.99%
             Cooper Cameron Corp./(a)/           9,500      511,195
             ------------------------------------------------------
             Lone Star Technologies, Inc./(a)/  13,100      438,326
             ------------------------------------------------------
                                                            949,521
             ------------------------------------------------------
             Oil & Gas Exploration &
              Production-0.71%
             Spinnaker Exploration Co./(a)/      9,700      340,179
             ------------------------------------------------------
             Paper Products-1.72%
             Sappi Ltd.-ADR (South Africa)      22,300      323,350
             ------------------------------------------------------
             Bowater Inc.                       11,300      496,861
             ------------------------------------------------------
                                                            820,211
             ------------------------------------------------------
             Personal Products-
              0.42%
             USANA Health Sciences, Inc./(a)/    5,800      198,360
             ------------------------------------------------------
             Pharmaceuticals-4.64%
             AtheroGenics, Inc./(a)/             5,300      124,868
             ------------------------------------------------------
             Bone Care International, Inc./(a)/ 10,500      292,425
             ------------------------------------------------------
             Endo Pharmaceuticals Holdings
              Inc./(a)/                         14,200      298,484
             ------------------------------------------------------
             Eon Labs, Inc./(a)(b)/             13,900      375,300
             ------------------------------------------------------

                      AIM V.I. SMALL COMPANY GROWTH FUND

                                                             Market
                                                   Shares    Value
         -------------------------------------------------------------
         Pharmaceuticals-(Continued)
         Impax Laboratories, Inc./(a)(b)/          14,700 $    233,436
         -------------------------------------------------------------
         MGI Pharma, Inc./(a)/                     14,700      411,747
         -------------------------------------------------------------
         Salix Pharmaceuticals, Ltd./(a)/          13,400      235,706
         -------------------------------------------------------------
         Valeant Pharmaceuticals International      9,300      245,055
         -------------------------------------------------------------
                                                             2,217,021
         -------------------------------------------------------------
         Property & Casualty
          Insurance-0.81%
         United National Group, Ltd.-Class A
          (Cayman Islands)/(a)/                    20,700      385,434
         -------------------------------------------------------------
         Real Estate Management &
          Development-0.66%
         CB Richard Ellis Group, Inc.-Class A/(a)/  9,400      315,370
         -------------------------------------------------------------
         Reinsurance-0.50%
         Max Re Capital Ltd. (Bermuda)             11,300      241,029
         -------------------------------------------------------------
         Restaurants-2.17%
         Brinker International, Inc./(a)/          16,900      592,683
         -------------------------------------------------------------
         Ruby Tuesday, Inc.                        17,000      443,360
         -------------------------------------------------------------
                                                             1,036,043
         -------------------------------------------------------------
         Semiconductor Equipment-
          2.49%
         August Technology Corp./(a)/              36,900      388,557
         -------------------------------------------------------------
         Cascade Microtech, Inc./(a)/              19,000      254,980
         -------------------------------------------------------------
         MKS Instruments, Inc./(a)/                22,600      419,230
         -------------------------------------------------------------
         Rudolph Technologies, Inc./(a)/            7,500      128,775
         -------------------------------------------------------------
                                                             1,191,542
         -------------------------------------------------------------
         Semiconductors-2.30%
         AMIS Holdings, Inc./(a)/                  18,900      312,228
         -------------------------------------------------------------
         Integrated Silicon Solution, Inc./(a)/    37,200      305,040
         -------------------------------------------------------------
         Intersil Corp.-Class A                    11,400      190,836
         -------------------------------------------------------------
         Silicon Laboratories Inc./(a)/             5,300      187,143
         -------------------------------------------------------------
         Zoran Corp.(a)                             9,100      105,378
         -------------------------------------------------------------
                                                             1,100,625
         -------------------------------------------------------------
         Specialized Finance-1.94%
         eSPEED, Inc.-Class A/(a)/                 26,800      331,516
         -------------------------------------------------------------
         Marlin Business Services Inc./(a)/        13,200      250,800
         -------------------------------------------------------------
         Primus Guaranty, Ltd. (Bermuda)/(a)/      21,100      345,829
         -------------------------------------------------------------
                                                               928,145
         -------------------------------------------------------------

                                                        Market
                                            Shares      Value
              ----------------------------------------------------
              Specialty
               Chemicals-
               0.92%
              Nalco Holding Co./(a)/          22,500 $    439,200
              ----------------------------------------------------
              Specialty Stores-
               2.70%
              Bombay Co., Inc. (The)/(a)/     18,000       99,540
              ----------------------------------------------------
              Gander Mountain Co./(a)(c)/     15,000      192,450
              ----------------------------------------------------
              Linens 'n Things, Inc./(a)/     18,800      466,240
              ----------------------------------------------------
              OfficeMax Inc.                  16,900      530,322
              ----------------------------------------------------
                                                        1,288,552
              ----------------------------------------------------
              Technology
               Distributors-
               0.26%
              PC Connection, Inc./(a)/        12,900      122,808
              ----------------------------------------------------
              Trading Companies
               & Distributors-
               0.74%
              Watsco, Inc.                    10,100      355,722
              ----------------------------------------------------
              Trucking-1.14%
              Sirva Inc./(a)/                 28,300      543,926
              ----------------------------------------------------
                  Total Common
                   Stocks & Other
                   Equity Interests
                   (Cost
                   $36,559,490)                        41,611,575
              ----------------------------------------------------
              Money Market
               Funds-13.27%
              Premier Portfolio (Cost
               $6,346,809)/(d)(e)/         6,346,809    6,346,809
              ----------------------------------------------------
              TOTAL INVESTMENTS-
               100.30%
               (excluding
               investments purchased
               with cash
               collateral from
               securities loaned)
               (Cost $42,906,299)                      47,958,384
              ----------------------------------------------------
              Investments
               Purchased with
               Cash Collateral
               from Securities
               Loaned
              Money Market
               Funds-0.34%
              Premier Portfolio/(d)(e)(f)/   163,764      163,764
              ----------------------------------------------------
                  Total Money Market
                   Funds
                   (purchased with
                   cash collateral
                   from
                   securities
                   loaned)
                   (Cost $163,764)                        163,764
              ----------------------------------------------------
              TOTAL INVESTMENTS-
               100.64% (Cost
               $43,070,063)                            48,122,148
              ----------------------------------------------------
              OTHER ASSETS LESS
               LIABILITIES-(0.64%)                       (306,204)
              ----------------------------------------------------
              NET ASSETS-100.00%                     $ 47,815,944
              ----------------------------------------------------

     Investment Abbreviations:
ADR - AmericanDepositary Receipt
     Notes to Schedule of Investments:
(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See Note 1G and Note 8.
(c) All or a portion of this security has been pledged as collateral for securities lending transactions at December 31, 2004.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(e) Effective October 15, 2004, the INVESCO Treasurer's Money Market Reserve Fund was renamed Premier Portfolio. Effective February 25, 2005, shares of Premier Portfolio owned by the Fund will be designated as Investor Class shares.
(f) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 7.
See accompanying notes which are an integral part of the financial statements.
                      AIM V.I. SMALL COMPANY GROWTH FUND
Statement of Assets and Liabilities
December 31, 2004

Assets:
Investments, at market value (cost $36,559,490)*                      $41,611,575
----------------------------------------------------------------------------------
Investments in affiliated money market funds (cost $6,510,573)          6,510,573
----------------------------------------------------------------------------------
    Total investments (cost $43,070,063)                               48,122,148
----------------------------------------------------------------------------------
Cash                                                                       25,136
----------------------------------------------------------------------------------
Receivables for:
  Investments sold                                                        230,307
----------------------------------------------------------------------------------
  Fund shares sold                                                            848
----------------------------------------------------------------------------------
  Dividends                                                                17,202
----------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans           5,686
----------------------------------------------------------------------------------
    Total assets                                                       48,401,327
----------------------------------------------------------------------------------
Liabilities:
Payables for:
  Investments purchased                                                   117,413
----------------------------------------------------------------------------------
  Fund shares reacquired                                                  113,962
----------------------------------------------------------------------------------
  Options written, at market value (premiums received $51,840)             70,203
----------------------------------------------------------------------------------
  Trustee deferred compensation and retirement plans                        6,277
----------------------------------------------------------------------------------
  Collateral upon return of securities loaned                             163,764
----------------------------------------------------------------------------------
Accrued administrative services fees                                       66,210
----------------------------------------------------------------------------------
Accrued distribution fees-Series II                                             4
----------------------------------------------------------------------------------
Accrued transfer agent fees                                                 1,325
----------------------------------------------------------------------------------
Accrued operating expenses                                                 46,225
----------------------------------------------------------------------------------
    Total liabilities                                                     585,383
----------------------------------------------------------------------------------
Net assets applicable to shares outstanding                           $47,815,944
----------------------------------------------------------------------------------
Net assets consist of:
Shares of beneficial interest                                         $48,143,649
----------------------------------------------------------------------------------
Undistributed net investment income (loss)                                (66,907)
----------------------------------------------------------------------------------
Undistributed net realized gain (loss) from investment securities and
 option contracts                                                      (5,294,520)
----------------------------------------------------------------------------------
Unrealized appreciation of investment securities and option contracts   5,033,722
----------------------------------------------------------------------------------
                                                                      $47,815,944
----------------------------------------------------------------------------------
Net Assets:
Series I                                                              $47,804,472
----------------------------------------------------------------------------------
Series II                                                             $    11,472
----------------------------------------------------------------------------------
Shares outstanding, $0.01 par value per share,
 unlimited number of shares authorized:
Series I                                                                3,101,915
----------------------------------------------------------------------------------
Series II                                                                     745
----------------------------------------------------------------------------------
Series I:
  Net asset value per share                                           $     15.41
----------------------------------------------------------------------------------
Series II:
  Net asset value per share                                           $     15.40
----------------------------------------------------------------------------------

* At December 31, 2004, securities with an aggregate market value of $109,517 were on loan to brokers.
Statement of Operations
For the year ended December 31, 2004

       INVESTMENT INCOME:
       Dividends (net of foreign withholding tax of $151)   $    83,272
       -----------------------------------------------------------------
       Dividends from affiliated money market funds
        (including securities lending income of $8,073**)        61,012
       -----------------------------------------------------------------
           Total investment income                              144,284
       -----------------------------------------------------------------
       Expenses:
       Advisory fees                                            338,067
       -----------------------------------------------------------------
       Administrative services fees                             146,880
       -----------------------------------------------------------------
       Custodian fees                                            27,499
       -----------------------------------------------------------------
       Distribution fees-Series II                                   17
       -----------------------------------------------------------------
       Transfer agent fees                                        7,112
       -----------------------------------------------------------------
       Trustees' fees and retirement benefits                    11,877
       -----------------------------------------------------------------
       Reports to shareholders                                   36,404
       -----------------------------------------------------------------
       Professional fees                                         39,024
       -----------------------------------------------------------------
       Other                                                      4,270
       -----------------------------------------------------------------
           Total expenses                                       611,150
       -----------------------------------------------------------------
       Less:Fees waived                                         (34,268)
       -----------------------------------------------------------------
           Net expenses                                         576,882
       -----------------------------------------------------------------
       Net investment income (loss)                            (432,598)
       -----------------------------------------------------------------
       Realized and unrealized gain (loss) from
        investment securities and option contracts:
       Net realized gain from:
         Investment securities                                8,758,986
       -----------------------------------------------------------------
         Option contracts written                                22,188
       -----------------------------------------------------------------
                                                              8,781,174
       -----------------------------------------------------------------
       Change in net unrealized appreciation
        (depreciation) of:
         Investment securities                               (2,297,791)
       -----------------------------------------------------------------
         Option contracts written                               (18,363)
       -----------------------------------------------------------------
                                                             (2,316,154)
       -----------------------------------------------------------------
       Net gain from investment securities and option
        contracts                                             6,465,020
       -----------------------------------------------------------------
       Net increase in net assets resulting from operations $ 6,032,422
       -----------------------------------------------------------------

** Dividends from affiliated money market funds are net of income rebate paid to securities lending counterparties.
See accompanying notes which are an integral part of the financial statements.
                      AIM V.I. SMALL COMPANY GROWTH FUND
Statement of Changes in Net Assets
For the years ended December 31, 2004 and 2003

                                                                                                         2004         2003
------------------------------------------------------------------------------------------------------------------------------
Operations:
 Net investment income (loss)                                                                        $  (432,598) $  (302,034)
------------------------------------------------------------------------------------------------------------------------------
 Net realized gain from investment securities and option contracts                                     8,781,174    4,832,717
------------------------------------------------------------------------------------------------------------------------------
 Change in net unrealized appreciation (depreciation) of investment securities and option contracts   (2,316,154)   7,332,784
------------------------------------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations                                                6,032,422   11,863,467
------------------------------------------------------------------------------------------------------------------------------
Share transactions-net:
 Series I                                                                                             (7,824,302)   4,743,889
------------------------------------------------------------------------------------------------------------------------------
 Series II                                                                                                10,000           --
------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from share transactions                            (7,814,302)   4,743,889
------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                                                              (1,781,880)  16,607,356
------------------------------------------------------------------------------------------------------------------------------
Net assets:
 Beginning of year                                                                                    49,597,824   32,990,468
------------------------------------------------------------------------------------------------------------------------------
 End of year (including undistributed net investment income (loss) of $(66,907) and $(1,955),
   respectively)                                                                                     $47,815,944  $49,597,824
------------------------------------------------------------------------------------------------------------------------------

Notes to Financial Statements
December 31, 2004
     NOTE 1--Significant Accounting Policies
AIM V.I. Small Company Growth Fund, formerly INVESCO VIF-Small Company Growth Fund, (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. On April 30, 2004, the Fund was restructured from a separate series of INVESCO Variable Investment Funds, Inc. to a new series portfolio of the Trust.
  The Fund's investment objective is to seek long-term capital growth. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.
  Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
     Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
                      AIM V.I. SMALL COMPANY GROWTH FUND
       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.
       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.
       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.
       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.
       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.
 B.Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
       (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
 C.Distributions -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
 D.Federal Income Taxes -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
 E.Expenses -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
 F.Repurchase Agreements -- The Fund may enter into repurchase agreements.
   Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are U.S. Government Securities, U.S. Government Agency Securities and/or Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to an exemptive order from the Securities and Exchange Commission, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates ("Joint repurchase agreements"). If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.
 G.Covered Call Options -- The Fund may write call options, on a covered basis;
   that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to
                      AIM V.I. SMALL COMPANY GROWTH FUND
   any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.
 H.Put Options -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.
     NOTE 2--Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to based on the annual rate of 0.75% of the Fund's average daily net assets. For the period May 1, 2004 through December 31, 2004, the Fund paid advisory fees to AIM of $214,055. Prior to May 1, 2004, the Trust had an investment advisory agreement with INVESCO Funds Group, Inc. ("IFG"). For the period January 1, 2004 through April 30, 2004, the Fund paid advisory fees under similar terms to IFG of $124,012. Effective January 1, 2005 through June 30, 2006, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of 0.745% of the first $250 million, plus 0.73% of the next $250 million, plus 0.715% of the next $500 million, plus 0.70% of the next $1.5 billion, plus 0.685% of the next $2.5 billion, plus 0.67% of the next $2.5 billion, plus 0.655% of the next $2.5 billion, plus 0.64% of the Fund's average daily net assets in excess of $10 billion.
AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.30% of average daily net assets, through April 30, 2006. Prior to May 1, 2004, AIM had agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.25% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $34,261.
The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. Pursuant to such agreement for the period May 1, 2004 through December 31, 2004, AIM was paid $99,756, of which AIM retained $33,470 for services provided by AIM. Prior to May 1, 2004, the Fund had an administrative services agreement with IFG. For the period January 1, 2004 through April 30, 2004, under similar terms, IFG was paid $47,124, of which IFG retained $5,786 for services provided by IFG.
The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AISI $7,112.
The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has contractually agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total annual fund operating expenses (excluding items (ii) through (vii) discussed above) of Series II shares to 1.45% of average daily net assets, through April 30, 2006. Pursuant to the Plan, for the period April 30, 2004 (date sale commenced) through December 31, 2004, the Series II shares paid $10 after AIM Distributors waived Plan fees of $7.
Certain officers and trustees of the Trust are also officers and directors of AIM, AISI and/or AIM Distributors.
                      AIM V.I. SMALL COMPANY GROWTH FUND
     NOTE 3--Investments in Affiliates
The Fund is permitted, pursuant to an exemptive order from the SEC, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2004.
Investments of Daily Available Cash Balances:

                                             Proceeds      Unrealized
                  Market Value  Purchases      from       Appreciation  Market Value Dividend  Realized
      Fund          12/31/03     at Cost      Sales      (Depreciation)   12/31/04    Income  Gain (Loss)
---------------------------------------------------------------------------------------------------------
Premier Portfolio  $3,015,849  $36,958,606 $(33,627,646)      $ --       $6,346,809  $52,939     $ --
---------------------------------------------------------------------------------------------------------

Investments of Cash Collateral from Securities Lending Transactions:

                                             Proceeds      Unrealized
                  Market Value  Purchases      from       Appreciation  Market Value Dividend  Realized
      Fund          12/31/03     at Cost      Sales      (Depreciation)   12/31/04   Income*  Gain (Loss)
---------------------------------------------------------------------------------------------------------
Premier Portfolio  $  532,875  $19,183,018 $(19,552,129)      $ --       $  163,764  $ 8,073     $ --
---------------------------------------------------------------------------------------------------------
Total              $3,548,724  $56,141,624 $(53,179,775)      $ --       $6,510,573  $61,012     $ --
---------------------------------------------------------------------------------------------------------

* Dividend income is net of income rebate paid to securities lending counterparties.
     NOTE 4--Security Transactions with Affiliated Funds
The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2004, the Fund engaged in purchases and sales of securities of $1,530,394 and $1,074,414, respectively.
     NOTE 5--Trustees' Fees
Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.
Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
During the year ended December 31, 2004, the Fund paid legal fees of $1,885 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.
     NOTE 6--Borrowings
Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.
During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.
Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.
                      AIM V.I. SMALL COMPANY GROWTH FUND
     NOTE 7--Portfolio Securities Loaned
The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.
At December 31, 2004, securities with an aggregate value of $109,517 were on loan to brokers. The loans were secured by cash collateral of $163,764 received by the Fund and subsequently invested in an affiliated money market fund. On January 3, 2005, the Fund returned cash collateral of $48,528 for previously loaned securities which were returned to the Fund by the borrower on December 31, 2004. For the year ended December 31, 2004, the Fund received dividends on cash collateral net of income rebate paid to counterparties of $8,073 for securities lending transactions.
     NOTE 8--Option Contracts Written

                        Transactions During the Period
                     ---------------------------------------
                                       Call Option Contracts
                             -         --------------------
                                       Number of  Premiums
                                       Contracts  Received
                             -         ---------  --------
                     Beginning of year     --     $     --
                     ---------------------------------------
                     Written              766       83,873
                     ---------------------------------------
                     Closed               (26)     (15,132)
                     ---------------------------------------
                     Exercised            (33)      (5,360)
                     ---------------------------------------
                     Expired             (186)     (11,541)
                     ---------------------------------------
                     End of year          521     $ 51,840
                     ---------------------------------------

                                  Open Options Written at Period End
------------------------------------------------------------------------------------------------------
                                                                                          Unrealized
                                   Contract Strike Number of Premiums December 31, 2004  Appreciation
                                    Month   Price  Contracts Received   Market Value    (Depreciation)
                -                  -------- ------ --------- -------- ----------------- --------------
Calls
Altiris, Inc.                       Feb-05  $35.0      75    $10,449       $18,937         $ (8,488)
------------------------------------------------------------------------------------------------------
Eon Labs, Inc.                      Jan-05   30.0      47      3,345           705            2,640
------------------------------------------------------------------------------------------------------
Impax Laboratories, Inc.            Feb-05   17.5      73      3,537         3,833             (296)
------------------------------------------------------------------------------------------------------
Investors Financial Services Corp.  Feb-05   50.0      75      7,650        16,500           (8,850)
------------------------------------------------------------------------------------------------------
Joy Global Inc.                     Feb-05   45.0      43      6,048         5,913              135
------------------------------------------------------------------------------------------------------
Multimedia Games, Inc.              Feb-05   17.5     151      6,587         7,550             (963)
------------------------------------------------------------------------------------------------------
OSI Pharmaceuticals, Inc.           Feb-05   80.0      23      5,975         7,245           (1,270)
------------------------------------------------------------------------------------------------------
Resources Connection, Inc.          Feb-05   55.0      34      8,249         9,520           (1,271)
------------------------------------------------------------------------------------------------------
Total outstanding options written                     521    $51,840       $70,203         $(18,363)
------------------------------------------------------------------------------------------------------

     NOTE 9--Distributions to Shareholders and Tax Components of Net Assets Distributions to Shareholders:
There were no ordinary income or long-term capital gain distributions paid during the years ended December 31, 2004 and 2003.
Tax Components of Net Assets:
As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                        2004
               -------------------------------------------------
               Unrealized appreciation--investments $ 4,840,327
               -------------------------------------------------
               Temporary book/tax differences            (3,842)
               -------------------------------------------------
               Capital loss carryforward             (5,164,190)
               -------------------------------------------------
               Share of beneficial interest          48,143,649
               -------------------------------------------------
               Total net assets                     $47,815,944
               -------------------------------------------------

                      AIM V.I. SMALL COMPANY GROWTH FUND
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and realization of unrealized gains on passive foreign investment companies. The tax-basis unrealized appreciation (depreciation) on investments amount includes appreciation (depreciation) on option contracts written of $(18,363).
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund utilized $8,325,157 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2004 which expires as follows:

                                          Capital Loss
                           Expiration     Carryforward*
                        -------------------------------
                        December 31, 2010  $5,164,190
                        -------------------------------

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.
     NOTE 10--Investment Securities
The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $82,441,761 and $94,623,379, respectively.

                   Unrealized Appreciation (Depreciation) of
                      Investment Securities on a Tax Basis
    ------------------------------------------------------------------------
    Aggregate unrealized appreciation of investment securities   $5,239,673
    ------------------------------------------------------------------------
    Aggregate unrealized (depreciation) of investment securities   (380,983)
    ------------------------------------------------------------------------
    Net unrealized appreciation of investment securities         $4,858,690
    ------------------------------------------------------------------------
    Cost of investments for tax purposes is $43,263,458.

     NOTE 11--Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of net operating loss, passive foreign investment companies sale and non-deductible reorganization expenses, on December 31, 2004, undistributed net investment income (loss) was increased by $367,646, undistributed net realized gain (loss) decreased by $33,927 and shares of beneficial interest decreased by $333,719. This reclassification had no effect on the net assets of the Fund.
     NOTE 12--Share Information

                      Changes in Shares Outstanding/(a)/
     ---------------------------------------------------------------------
                                     Year ended December 31,
                       --------------------------------------------------
                                 2004                      2003
                       ------------------------  ------------------------
                         Shares       Amount       Shares       Amount
     ---------------------------------------------------------------------
     Sold:
       Series I           797,111  $ 10,996,485   3,309,670  $ 37,027,890
     ---------------------------------------------------------------------
       Series II/(b)/         745        10,000          --            --
     ---------------------------------------------------------------------
     Reacquired:
       Series I/(b)/   (1,362,554)  (18,820,787) (2,897,138)  (32,284,001)
     ---------------------------------------------------------------------
                         (564,698) $ (7,814,302)    412,532  $  4,743,889
     ---------------------------------------------------------------------

/(a)/There are five entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 86% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.
/(b)/Series II shares commenced sales on April 30, 2004.
                      AIM V.I. SMALL COMPANY GROWTH FUND
     NOTE 13--Financial Highlights
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                                Series I
                                                                   ----------------------------------------------------
                                                                                        Year ended December 31,
                                                                   ----------------------------------------------------
                                                                        2004        2003        2002          2001
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 13.52        $ 10.14   $ 14.72       $ 18.07
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.14)         (0.08)    (0.00)/(a)/   (0.00)/(a)/
------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     2.03           3.46     (4.58)        (3.35)
------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                  1.89           3.38     (4.58)        (3.35)
------------------------------------------------------------------------------------------------------------------------
Less distributions from net realized gains                              --             --        --            --
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 15.41        $ 13.52   $ 10.14       $ 14.72
------------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                    13.98%         33.33%   (31.11)%      (18.54)%
------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $47,804        $49,598   $32,990       $39,211
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                      1.28%/(c)/     1.25%     1.25%         1.25%
------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                   1.36%/(c)/     1.30%     1.31%         1.29%
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets          (0.96)%/(c)/   (0.75)%   (0.87)%       (0.48)%
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                198%           133%       95%           88%
------------------------------------------------------------------------------------------------------------------------

                                                                   --------
                                                                   --------
                                                                       2000
--------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 22.01
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.00)/(a)/
--------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)    (3.35)
--------------------------------------------------------------------------------
    Total from investment operations                                 (3.35)
--------------------------------------------------------------------------------
Less distributions from net realized gains                           (0.59)
--------------------------------------------------------------------------------
Net asset value, end of period                                     $ 18.07
--------------------------------------------------------------------------------
Total return/(b)/                                                   (14.98)%
--------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $24,765
--------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                      1.37%
--------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                   1.43%
--------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets          (0.64)%
--------------------------------------------------------------------------------
Portfolio turnover rate                                                155%
--------------------------------------------------------------------------------

/(a)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.09), $(0.06) and $(0.08) for the years ended December 31, 2002, 2001 and 2000, respectively.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
/(c)/Ratios are based on average daily net assets of $45,068,848.

                                                                           Series II
                                                                      --------------------
                                                                      April 30, 2004 (Date
                                                                        sale commenced)
                                                                        to December 31,
                                                                              2004
------------------------------------------------------------------------------------------
Net asset value, beginning of period                                         $13.42
------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                                (0.10)
------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)                       2.08
------------------------------------------------------------------------------------------
    Total from investment operations                                           1.98
------------------------------------------------------------------------------------------
Net asset value, end of period                                               $15.40
------------------------------------------------------------------------------------------
Total return/(a)/                                                             14.75%
------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                                     $   11
------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (including interest expense):
  With fee waivers and/or expense reimbursements                               1.45%/(b)/
------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                            1.61%/(b)/
------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets                   (1.13)%/(b)/
------------------------------------------------------------------------------------------
Portfolio turnover rate/(c)/                                                    198%
------------------------------------------------------------------------------------------

/(a)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns. /(b)/Ratios are annualized and based on average daily net assets of $10,069. /(c)/Not annualized for periods less than one year.
                      AIM V.I. SMALL COMPANY GROWTH FUND
     NOTE 14--Legal Proceedings
Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.
     Settled Enforcement Actions and Investigations Related to Market Timing
On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.
  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those
AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.
  Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.
  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.
  The SEC has also settled market timing enforcement actions against Raymond R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.
  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement payments may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.
  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.
     Regulatory Inquiries and Pending Litigation
The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.
  As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.
Ongoing Regulatory Inquiries Concerning IFG and AIM
  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.
  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM
                      AIM V.I. SMALL COMPANY GROWTH FUND
Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal
Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.
  Private Civil Actions Alleging Market Timing
  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.
  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM
Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.
  Private Civil Actions Alleging Improper Use of Fair Value Pricing
  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.
  Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the
Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.
  Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes
  Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the
Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.
  Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements
  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the
Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.
  Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements
  A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
 *                                    *                                     *
================================================================================
  As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.
                      AIM V.I. SMALL COMPANY GROWTH FUND
Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of
AIM V.I. Technology Fund:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Technology Fund, formerly known as INVESCO VIF-Technology Fund, (one of the funds constituting AIM Variable Insurance Funds, formerly known as INVESCO Variable Investment Funds, Inc., hereafter referred to as the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
February 11, 2005
Houston, Texas
                           AIM V.I. TECHNOLOGY FUND
Schedule of Investments
December 31, 2004

                                                                MARKET
                                                     SHARES     VALUE
      --------------------------------------------------------------------
      DOMESTIC COMMON STOCKS & OTHER
       EQUITY INTERESTS-84.93%
      Application Software-1.96%
      Macromedia, Inc./(a)/                           49,900 $   1,552,888
      --------------------------------------------------------------------
      NAVTEQ Corp./(a)/                               32,200     1,492,792
      --------------------------------------------------------------------
      TIBCO Software Inc./(a)/                        67,100       895,114
      --------------------------------------------------------------------
                                                                 3,940,794
      --------------------------------------------------------------------
      Biotechnology-0.92%
      Biogen Idec Inc./(a)/                           21,200     1,412,132
      --------------------------------------------------------------------
      Genentech, Inc./(a)/                             8,000       435,520
      --------------------------------------------------------------------
                                                                 1,847,652
      --------------------------------------------------------------------
      Broadcasting & Cable TV-1.18%
      Comcast Corp.-Class A/(a)/                      66,221     2,203,835
      --------------------------------------------------------------------
      Liberty Media International, Inc.-Class A/(a)/   3,547       163,978
      --------------------------------------------------------------------
                                                                 2,367,813
      --------------------------------------------------------------------
      Communications Equipment-11.20%
      Avaya Inc./(a)/                                220,470     3,792,084
      --------------------------------------------------------------------
      Cisco Systems, Inc./(a)/                       271,200     5,234,160
      --------------------------------------------------------------------
      Comverse Technology, Inc./(a)/                 121,360     2,967,252
      --------------------------------------------------------------------
      Corning Inc./(a)/                              100,160     1,178,883
      --------------------------------------------------------------------
      F5 Networks, Inc./(a)/                          19,900       969,528
      --------------------------------------------------------------------
      Foundry Networks, Inc./(a)/                     38,500       506,660
      --------------------------------------------------------------------
      Juniper Networks, Inc./(a)/                    108,471     2,949,326
      --------------------------------------------------------------------
      Motorola, Inc.                                 137,030     2,356,916
      --------------------------------------------------------------------
      QUALCOMM Inc.                                   59,880     2,538,912
      --------------------------------------------------------------------
                                                                22,493,721
      --------------------------------------------------------------------
      Computer Hardware-7.92%
      Apple Computer, Inc./(a)/                       85,000     5,474,000
      --------------------------------------------------------------------
      Dell Inc./(a)/                                 147,700     6,224,078
      --------------------------------------------------------------------
      International Business Machines Corp.           41,800     4,120,644
      --------------------------------------------------------------------
      Sun Microsystems, Inc./(a)/                     15,100        81,238
      --------------------------------------------------------------------
                                                                15,899,960
      --------------------------------------------------------------------
      Computer Storage & Peripherals-5.78%
      Avid Technology, Inc./(a)/                      16,400     1,012,700
      --------------------------------------------------------------------
      EMC Corp./(a)/                                 316,600     4,707,842
      --------------------------------------------------------------------
      Lexmark International, Inc.-Class A/(a)/        11,700       994,500
      --------------------------------------------------------------------
      Network Appliance, Inc./(a)/                    82,600     2,743,972
      --------------------------------------------------------------------
      QLogic Corp./(a)/                               19,300       708,889
      --------------------------------------------------------------------
      Storage Technology Corp./(a)/                   45,500     1,438,255
      --------------------------------------------------------------------
                                                                11,606,158
      --------------------------------------------------------------------
      Construction & Engineering-0.26%
      Dycom Industries, Inc./(a)/                     16,900       515,788
      --------------------------------------------------------------------

                                                                    MARKET
                                                        SHARES      VALUE
 -----------------------------------------------------------------------------
 Data Processing & Outsourced
  Services-3.87%
 Automatic Data Processing, Inc.                          53,400 $   2,368,290
 -----------------------------------------------------------------------------
 DST Systems, Inc./(a)/                                   40,400     2,105,648
 -----------------------------------------------------------------------------
 First Data Corp.                                         42,700     1,816,458
 -----------------------------------------------------------------------------
 Paychex, Inc.                                            43,600     1,485,888
 -----------------------------------------------------------------------------
                                                                     7,776,284
 -----------------------------------------------------------------------------
 Electronic Equipment
  Manufacturers-0.43%
 Amphenol Corp.-Class A/(a)/                              23,500       863,390
 -----------------------------------------------------------------------------
 Electronic Manufacturing
  Services-0.45%
 Trimble Navigation Ltd./(a)/                             27,200       898,688
 -----------------------------------------------------------------------------
 Health Care Services-0.30%
 Quest Diagnostics Inc.                                    6,300       601,965
 -----------------------------------------------------------------------------
 Integrated Telecommunication
  Services-1.66%
 SBC Communications Inc.                                  38,970     1,004,257
 -----------------------------------------------------------------------------
 Sprint Corp.                                             54,555     1,355,692
 -----------------------------------------------------------------------------
 Verizon Communications Inc.                              23,950       970,214
 -----------------------------------------------------------------------------
                                                                     3,330,163
 -----------------------------------------------------------------------------
 Internet Retail-2.54%
 eBay Inc./(a)/                                           43,940     5,109,343
 -----------------------------------------------------------------------------
 Internet Software & Services-7.41%
 CNET Networks, Inc./(a)/                                 34,900       391,927
 -----------------------------------------------------------------------------
 Google Inc.-Class A/(a)/                                  2,300       444,130
 -----------------------------------------------------------------------------
 InfoSpace, Inc./(a)/                                     20,500       974,775
 -----------------------------------------------------------------------------
 Openwave Systems Inc./(a)/                               47,000       726,620
 -----------------------------------------------------------------------------
 ValueClick, Inc./(a)/                                    61,100       814,463
 -----------------------------------------------------------------------------
 VeriSign, Inc./(a)/                                     155,150     5,200,628
 -----------------------------------------------------------------------------
 Yahoo! Inc./(a)/                                        167,860     6,324,965
 -----------------------------------------------------------------------------
                                                                    14,877,508
 -----------------------------------------------------------------------------
 IT Consulting & Other Services-1.86%
 Cognizant Technology Solutions Corp.-Class A/(a)/        88,200     3,733,506
 -----------------------------------------------------------------------------
 Movies & Entertainment-1.88%
 Time Warner Inc./(a)/                                   193,700     3,765,528
 -----------------------------------------------------------------------------
 Office Electronics-1.08%
 Zebra Technologies Corp.-Class A/(a)/                    38,550     2,169,594
 -----------------------------------------------------------------------------
 Other Diversified Financial
  Services-0.32%
 BlueStream Ventures L.P. (Acquired 08/03/00-04/02/04;
  Cost $2,069,655)/(a)(b)(c)(d)(e)/                    2,193,750       651,765
 -----------------------------------------------------------------------------

                           AIM V.I. TECHNOLOGY FUND

                                                                  MARKET
                                                       SHARES     VALUE
    ------------------------------------------------------------------------
    Semiconductor Equipment-2.63%
    Applied Materials, Inc./(a)/                       116,400 $   1,990,440
    ------------------------------------------------------------------------
    KLA-Tencor Corp./(a)/                               27,800     1,294,924
    ------------------------------------------------------------------------
    Lam Research Corp./(a)/                             35,700     1,032,087
    ------------------------------------------------------------------------
    Novellus Systems, Inc./(a)/                         17,800       496,442
    ------------------------------------------------------------------------
    Teradyne, Inc./(a)/                                 28,000       477,960
    ------------------------------------------------------------------------
                                                                   5,291,853
    ------------------------------------------------------------------------
    Semiconductors-15.67%
    Altera Corp./(a)/                                  145,400     3,009,780
    ------------------------------------------------------------------------
    Analog Devices, Inc.                                50,700     1,871,844
    ------------------------------------------------------------------------
    Broadcom Corp.-Class A/(a)/                         87,500     2,824,500
    ------------------------------------------------------------------------
    Fairchild Semiconductor International, Inc./(a)/    30,500       495,930
    ------------------------------------------------------------------------
    Freescale Semiconductor Inc.-Class A/(a)/           29,500       525,690
    ------------------------------------------------------------------------
    Freescale Semiconductor Inc.-Class B/(a)/           15,130       277,787
    ------------------------------------------------------------------------
    Intel Corp.                                        199,300     4,661,627
    ------------------------------------------------------------------------
    Linear Technology Corp.                             57,600     2,232,576
    ------------------------------------------------------------------------
    Maxim Integrated Products, Inc.                     59,500     2,522,205
    ------------------------------------------------------------------------
    Microchip Technology Inc.                           57,075     1,521,620
    ------------------------------------------------------------------------
    National Semiconductor Corp.                       101,800     1,827,310
    ------------------------------------------------------------------------
    PMC-Sierra, Inc./(a)/                              101,500     1,141,875
    ------------------------------------------------------------------------
    Semiconductor HOLDRS Trust                          29,800       994,128
    ------------------------------------------------------------------------
    Semtech Corp./(a)/                                  38,800       848,556
    ------------------------------------------------------------------------
    Texas Instruments Inc.                             166,770     4,105,877
    ------------------------------------------------------------------------
    Xilinx, Inc.                                        88,300     2,618,095
    ------------------------------------------------------------------------
                                                                  31,479,400
    ------------------------------------------------------------------------
    Systems Software-12.01%
    Computer Associates International, Inc.             88,000     2,733,280
    ------------------------------------------------------------------------
    McAfee Inc./(a)/                                    76,100     2,201,573
    ------------------------------------------------------------------------
    Microsoft Corp.                                    347,800     9,289,738
    ------------------------------------------------------------------------
    Oracle Corp./(a)/                                  169,300     2,322,796
    ------------------------------------------------------------------------
    Symantec Corp./(a)/                                148,000     3,812,480
    ------------------------------------------------------------------------
    VERITAS Software Corp./(a)/                        132,000     3,768,600
    ------------------------------------------------------------------------
                                                                  24,128,467
    ------------------------------------------------------------------------
    Technology Distributors-0.87%
    CDW Corp.                                           26,300     1,745,005
    ------------------------------------------------------------------------
    Wireless Telecommunication
     Services-2.73%
    American Tower Corp.-Class A/(a)/                   44,300       815,120
    ------------------------------------------------------------------------
    Nextel Communications, Inc.-Class A/(a)/            58,500     1,755,000
    ------------------------------------------------------------------------
    Nextel Partners, Inc.-Class A/(a)/                 104,220     2,036,459
    ------------------------------------------------------------------------
    NII Holdings Inc./(a)/                              18,500       877,825
    ------------------------------------------------------------------------
                                                                   5,484,404
    ------------------------------------------------------------------------
        Total Domestic Common Stocks & Other Equity
         Interests
         (Cost $141,954,640)                                     170,578,749
    ------------------------------------------------------------------------

                                                                        MARKET
                                                            SHARES      VALUE
----------------------------------------------------------------------------------
FOREIGN STOCKS & OTHER EQUITY
 INTERESTS-13.63%
Bermuda-1.54%
Marvell Technology Group Ltd. (Semiconductors)/(a)/           87,500 $   3,103,625
----------------------------------------------------------------------------------
Canada-2.15%
ATI Technologies Inc. (Semiconductors)/(a)/                   71,400     1,384,446
----------------------------------------------------------------------------------
Celestica Inc. (Electronic Manufacturing Services)/(a)/       57,200       807,092
----------------------------------------------------------------------------------
Cognos, Inc. (Application Software)/(a)/                      33,500     1,476,010
----------------------------------------------------------------------------------
Research In Motion Ltd. (Communications
 Equipment)/(a)/                                               8,000       659,360
----------------------------------------------------------------------------------
                                                                         4,326,908
----------------------------------------------------------------------------------
Finland -1.69%
Nokia Oyj-ADR (Communications Equipment)                     217,063     3,401,377
----------------------------------------------------------------------------------
Germany-0.79%
SAP A.G.-ADR (Application Software)                           36,000     1,591,560
----------------------------------------------------------------------------------
India-0.58%
Wipro Ltd.-ADR (IT Consulting & Other Services)/(f)/          47,000     1,158,550
----------------------------------------------------------------------------------
Israel-1.28%
Check Point Software Technologies Ltd.
 (Systems Software)/(a)/                                     104,000     2,561,520
----------------------------------------------------------------------------------
Japan-0.15%
NTT DoCoMo, Inc. (Wireless Telecommunication
 Services)/(g)/                                                  159       293,954
----------------------------------------------------------------------------------
Mexico-0.61%
America Movil S.A. de C.V.-Series L-ADR
 (Wireless Telecommunication Services)                        23,430     1,226,560
----------------------------------------------------------------------------------
Russia-0.85%
AO VimpelCom-ADR
 (Wireless Telecommunication Services)/(a)/                   47,100     1,702,194
----------------------------------------------------------------------------------
Sweden-0.94%
Telefonaktiebolaget LM Ericsson-ADR
 (Communications Equipment)/(a)/                              59,790     1,882,787
----------------------------------------------------------------------------------
Taiwan-0.77%
Taiwan Semiconductor Manufacturing Co. Ltd.-ADR
 (Semiconductors)                                            183,151     1,554,952
----------------------------------------------------------------------------------
United Kingdom-2.28%
Amdocs Ltd. (Application Software)/(a)/                      134,730     3,536,663
----------------------------------------------------------------------------------
Vodafone Group PLC-ADR (Wireless Telecommunication
 Services)                                                    37,900     1,037,702
----------------------------------------------------------------------------------
                                                                         4,574,365
----------------------------------------------------------------------------------
    Total Foreign Stocks & Other Equity Interests (Cost
     $24,110,358)                                                       27,378,352
----------------------------------------------------------------------------------
MONEY MARKET FUNDS-1.43%
Premier Portfolio (Cost $2,875,986)/(h)(i)/                2,875,986     2,875,986
----------------------------------------------------------------------------------
TOTAL INVESTMENTS-99.99% (excluding investments
 purchased with cash collateral from securities loaned)
 (Cost $168,940,984)                                                   200,833,087
----------------------------------------------------------------------------------

                           AIM V.I. TECHNOLOGY FUND

                                                                   MARKET
                                                       SHARES      VALUE
  ---------------------------------------------------------------------------
  INVESTMENTS PURCHASED WITH CASH
   COLLATERAL FROM SECURITIES LOANED
  Money Market Funds-0.45%
  Premier Portfolio/(h)(i)(j)/                         898,697 $     898,697
  ---------------------------------------------------------------------------
      Total Money Market Funds (purchased with cash
       collateral from securities loaned)
       (Cost $898,697)                                               898,697
  ---------------------------------------------------------------------------
  TOTAL INVESTMENTS-100.44% (Cost $169,839,681)                  201,731,784
  ---------------------------------------------------------------------------
  OTHER ASSETS LESS LIABILITIES-(0.44%)                             (888,642)
  ---------------------------------------------------------------------------
  NET ASSETS-100.00%                                           $ 200,843,142
  ---------------------------------------------------------------------------

Investment Abbreviations:
ADR- American Depositary Receipt
HOLDRS- Holding Company Depository Receipts
Notes to Schedule of Investments:
(a) Non-income producing security.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of this security. The market value of this security at December 31, 2004 represented 0.32% of the Fund's Net Assets. This security is considered to be illiquid.
(c) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The market value of this security at December 31, 2004 represented 0.26% of the Fund's Total Investments. See
    Note 1A.
(d) The Fund has a remaining commitment of $1,080,000 to purchase additional interests in BlueStream Ventures L.P., which is subject to the terms of the limited partnership agreement.
(e) Security is considered venture capital. See Note 1K.
(f) All or a portion of this security has been pledged as collateral for securities lending transactions at December 31, 2004.
(g) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The market value of this security at December 31, 2004 represented 0.15% of the Fund's Total Investments. See Note 1A.
(h) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(i) Effective October 15, 2004, the INVESCO Treasurer's Money Market Reserve Fund was renamed Premier Portfolio. Effective February 25, 2005, shares of Premier Portfolio owned by the Fund will be designated as Investor Class shares.
(j) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 7.
See accompanying notes which are an integral part of the financial statements.
                           AIM V.I. TECHNOLOGY FUND
Statement of Assets and Liabilities
December 31, 2004

ASSETS:
Investments, at market value (cost $166,064,998)*                  $ 197,957,101
---------------------------------------------------------------------------------
Investments in affiliated money market funds (cost $3,774,683)         3,774,683
---------------------------------------------------------------------------------
    Total investments (cost $169,839,681)                            201,731,784
---------------------------------------------------------------------------------
Receivables for:
  Investments sold                                                     1,351,279
---------------------------------------------------------------------------------
  Fund shares sold                                                        35,261
---------------------------------------------------------------------------------
  Dividends                                                               43,869
---------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans         40,454
---------------------------------------------------------------------------------
    Total assets                                                     203,202,647
---------------------------------------------------------------------------------
LIABILITIES:
Payables for:
  Investments purchased                                                  390,862
---------------------------------------------------------------------------------
  Fund shares reacquired                                                 651,987
---------------------------------------------------------------------------------
  Trustee deferred compensation and retirement plans                      46,201
---------------------------------------------------------------------------------
  Collateral upon return of securities loaned                            898,697
---------------------------------------------------------------------------------
Accrued distribution fees-Series II                                          101
---------------------------------------------------------------------------------
Accrued transfer agent fees                                                3,947
---------------------------------------------------------------------------------
Accrued operating expenses                                               367,710
---------------------------------------------------------------------------------
    Total liabilities                                                  2,359,505
---------------------------------------------------------------------------------
Net assets applicable to shares outstanding                        $ 200,843,142
---------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Shares of beneficial interest                                      $ 688,288,203
---------------------------------------------------------------------------------
Undistributed net investment income (loss)                               (36,600)
---------------------------------------------------------------------------------
Undistributed net realized gain (loss) from investment securities,
 foreign currencies and option contracts                            (519,300,590)
---------------------------------------------------------------------------------
Unrealized appreciation of investment securities and foreign
 currencies                                                           31,892,129
---------------------------------------------------------------------------------
                                                                   $ 200,843,142
---------------------------------------------------------------------------------
NET ASSETS:
Series I                                                           $ 200,677,050
---------------------------------------------------------------------------------
Series II                                                          $     166,092
---------------------------------------------------------------------------------
SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
 UNLIMITED NUMBER OF SHARES AUTHORIZED:
Series I                                                              16,154,169
---------------------------------------------------------------------------------
Series II                                                                 13,404
---------------------------------------------------------------------------------
Series I:
 Net asset value per share                                         $       12.42
---------------------------------------------------------------------------------
Series II:
 Net asset value per share                                         $       12.39
---------------------------------------------------------------------------------

* At December 31, 2004, securities with an aggregate market value of $868,740 were on loan to brokers.
Statement of Operations
For the year ended December 31, 2004

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $35,824)              $ 1,340,651
-------------------------------------------------------------------------------
Dividends from affiliated money market funds (including securities
 lending income of $15,275**)                                           63,366
-------------------------------------------------------------------------------
    Total investment income                                          1,404,017
-------------------------------------------------------------------------------
EXPENSES:
Advisory fees                                                        1,387,379
-------------------------------------------------------------------------------
Administrative services fees                                           500,491
-------------------------------------------------------------------------------
Custodian fees                                                          38,738
-------------------------------------------------------------------------------
Distribution fees-Series II                                                265
-------------------------------------------------------------------------------
Transfer agent fees                                                     20,368
-------------------------------------------------------------------------------
Trustees' fees and retirement benefits                                  14,645
-------------------------------------------------------------------------------
Other                                                                  161,159
-------------------------------------------------------------------------------
    Total expenses                                                   2,123,045
-------------------------------------------------------------------------------
Less:Fees waived and expenses reimbursed                                (3,856)
-------------------------------------------------------------------------------
    Net expenses                                                     2,119,189
-------------------------------------------------------------------------------
Net investment income (loss)                                          (715,172)
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM
 INVESTMENT SECURITIES, FOREIGN CURRENCIES AND
 OPTION CONTRACTS:
Net realized gain from:
  Investment securities                                             18,218,645
-------------------------------------------------------------------------------
  Foreign currencies                                                    38,161
-------------------------------------------------------------------------------
  Option contracts written                                              97,527
-------------------------------------------------------------------------------
                                                                    18,354,333
-------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                             (7,899,245)
-------------------------------------------------------------------------------
  Foreign currencies                                                       266
-------------------------------------------------------------------------------
                                                                    (7,898,979)
-------------------------------------------------------------------------------
Net gain from investment securities, foreign currencies and option
 contracts                                                          10,455,354
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations               $ 9,740,182
-------------------------------------------------------------------------------

** Dividends from affiliated money market funds are net of income rebate paid to securities lending counterparties.
See accompanying notes which are an integral part of the financial statements.
                           AIM V.I. TECHNOLOGY FUND
Statement of Changes in Net Assets
For the years ended December 31, 2004 and 2003

                                                                 2004          2003
----------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                                $   (715,172) $ (1,170,897)
----------------------------------------------------------------------------------------
 Net realized gain (loss) from investment securities,
   foreign currencies and option contracts                     18,354,333   (17,352,650)
----------------------------------------------------------------------------------------
 Change in net unrealized appreciation (depreciation) of
   investment securities, foreign currencies and option
   contracts                                                   (7,898,979)   67,407,749
----------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations         9,740,182    48,884,202
----------------------------------------------------------------------------------------
Share transactions-net:
 Series I                                                      19,407,886    17,153,701
----------------------------------------------------------------------------------------
 Series II                                                        148,977            --
----------------------------------------------------------------------------------------
   Net increase in net assets resulting from share
     transactions                                              19,556,863    17,153,701
----------------------------------------------------------------------------------------
   Net increase in net assets                                  29,297,045    66,037,903
----------------------------------------------------------------------------------------
NET ASSETS:
 Beginning of year                                            171,546,097   105,508,194
----------------------------------------------------------------------------------------
 End of year (including undistributed net investment income
   (loss) of $(36,000) and $(9,203), respectively)           $200,843,142  $171,546,097
----------------------------------------------------------------------------------------

Notes to Financial Statements
December 31, 2004
NOTE 1--SIGNIFICANT ACCOUNTING POLICIES
AIM V.I. Technology Fund, formerly INVESCO VIF-Technology Fund, (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. On April 30, 2004, the Fund was restructured from a separate series of INVESCO Variable Investment Funds, Inc. to a new series portfolio of the Trust.
  The Fund's investment objective is to seek capital growth. Companies are listed in the Schedule of Investments based on the country in which they are organized.
  Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.
     A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
     Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
                           AIM V.I. TECHNOLOGY FUND
     Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.
     Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.
     Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.
     Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.
     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.
B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
     The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
F. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are U.S. Government Securities, U.S. Government Agency Securities and/or Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to an exemptive order from the Securities and Exchange Commission, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates ("Joint repurchase agreements"). If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.
G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net
                           AIM V.I. TECHNOLOGY FUND
   realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
I. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.
J. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.
K. VENTURE CAPITAL INVESTMENTS -- The Fund has invested in non-publicly traded companies, some of which are in the startup or development stages. These investments are inherently risky, as the markets for the technologies or products these companies are developing are typically in the early stages and may never materialize. The Fund could lose the entire investment in these companies. These investments are valued at fair value as determined in good faith in accordance with procedures approved by the Board of Trustees. Investments in privately held venture capital securities are illiquid.
NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES
The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to based on the annual rate of 0.75% of the Fund's average daily net assets. For the period May 1, 2004 through December 31, 2004, the Fund paid advisory fees to AIM of $963,169. Prior to May 1, 2004, the Trust had an investment advisory agreement with INVESCO Funds Group, Inc. ("IFG"). For the period January 1, 2004 through April 30, 2004, the Fund paid advisory fees under similar terms to IFG of $424,210.
  AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.30% of average daily net assets, through April 30, 2006. Prior to May 1, 2004, AIM had agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.25% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the period May 1, 2004 through December 31, 2004, AIM waived fees of $1,930. For the period January 1, 2004 through April 30, 2004, IFG waived fees of $483.
  For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $1,443 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. Pursuant to such agreement for the period May 1, 2004 through December 31, 2004, AIM was paid
                           AIM V.I. TECHNOLOGY FUND
$347,297, of which AIM retained $33,470 for services provided by AIM. Prior to May 1, 2004, the Fund had an administrative services agreement with IFG. For the period January 1, 2004 through April 30, 2004, under similar terms, IFG was paid $153,194 for such services, of which IFG retained $11,790 for services provided by IFG.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AISI $20,368.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has agreed contractually to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total annual fund operating expenses (excluding items (ii) through (vii) discussed above) of Series II shares to 1.45% of average daily net assets through April 30, 2006. AIM Distributors did not reimburse fees during the period under this expense limitation. Pursuant to the Plan, for the period April 30, 2004 (date sales commenced) through December 31, 2004, the Series II shares paid $265.
  Certain officers and trustees of the Trust are also officers and directors of AIM, AISI and/or AIM Distributors.
NOTE 3--INVESTMENTS IN AFFILIATES
The Fund is permitted, pursuant to an exemptive order from the SEC, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2004.
INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                            UNREALIZED
                  MARKET VALUE  PURCHASES     PROCEEDS     APPRECIATION  MARKET VALUE DIVIDEND  REALIZED
FUND                12/31/03     AT COST     FROM SALES   (DEPRECIATION)   12/31/04    INCOME  GAIN (LOSS)
----------------------------------------------------------------------------------------------------------
Premier Portfolio  $1,337,807  $101,096,119 $(99,557,940)      $ --       $2,875,986  $48,091     $ --
----------------------------------------------------------------------------------------------------------

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                             UNREALIZED
                  MARKET VALUE  PURCHASES      PROCEEDS     APPRECIATION  MARKET VALUE DIVIDEND  REALIZED
FUND                12/31/03     AT COST      FROM SALES   (DEPRECIATION)   12/31/04   INCOME*  GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------
Premier Portfolio  $  382,325  $ 83,654,334 $ (83,137,962)      $ --       $  898,697  $15,275     $ --
-----------------------------------------------------------------------------------------------------------
Total              $1,720,132  $184,750,453 $(182,695,902)      $ --       $3,774,683  $63,366     $ --
-----------------------------------------------------------------------------------------------------------

* Dividend income is net of income rebate paid to securities lending counterparties.
NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS
The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2004, the Fund engaged in purchases and sales of securities of $587,463 and $472,675, respectively.
NOTE 5--TRUSTEES' FEES
Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.
  Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.
  Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2004, the Fund paid legal fees of $2,119 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.
                           AIM V.I. TECHNOLOGY FUND
NOTE 6--BORROWINGS
Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.
  The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.
  During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.
  Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.
NOTE 7--PORTFOLIO SECURITIES LOANED
The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.
  At December 31, 2004, securities with an aggregate value of $868,740 were on loan to brokers. The loans were secured by cash collateral of $898,697 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended December 31, 2004, the Fund received dividends on cash collateral net of income rebate paid to counterparties of $15,275 for securities lending transactions.
NOTE 8--OPTION CONTRACTS WRITTEN

                         TRANSACTIONS DURING THE PERIOD
                     ---------------------------------------
                                       CALL OPTION CONTRACTS
                                       -------------------
                                       NUMBER OF   PREMIUMS
                                       CONTRACTS   RECEIVED
                                       ---------   --------
                     Beginning of year        --   $     --
                     ---------------------------------------
                     Written               2,252    155,178
                     ---------------------------------------
                     Closed                 (529)   (64,535)
                     ---------------------------------------
                     Expired              (1,723)   (90,643)
                     ---------------------------------------
                     End of year              --   $     --
                     ---------------------------------------

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS DISTRIBUTIONS TO SHAREHOLDERS:
There were no ordinary income or long-term capital gain distributions paid during the years ended December 31, 2004 and 2003.
TAX COMPONENTS OF NET ASSETS:
As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                        2004
              ---------------------------------------------------
              Unrealized appreciation--investments $  30,382,367
              ---------------------------------------------------
              Temporary book/tax differences             (37,777)
              ---------------------------------------------------
              Capital loss carryforward             (517,789,651)
              ---------------------------------------------------
              Shares of beneficial interest          688,288,203
              ---------------------------------------------------
              Total net assets                     $ 200,843,142
              ---------------------------------------------------

                           AIM V.I. TECHNOLOGY FUND
  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales, the deferral for tax purposes for certain straddle transactions, the treatment of partnerships, return of capital and foreign tax on certain stock dividends. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $26.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of December 31, 2004 to utilizing $509,581,788 of capital loss carryforward in the fiscal year ended December 31, 2005.
  The Fund utilized $2,095,130 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2004 which expires as follows:

                                                 CAPITAL LOSS
                 EXPIRATION                      CARRYFORWARD*
                 ---------------------------------------------
                 December 31, 2007               $ 67,963,141
                 ---------------------------------------------
                 December 31, 2008                262,485,932
                 ---------------------------------------------
                 December 31, 2009                153,547,080
                 ---------------------------------------------
                 December 31, 2010                 33,793,498
                 ---------------------------------------------
                 Total capital loss carryforward $517,789,651
                 ---------------------------------------------

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of April 30, 2004, the date of the organization of AIM V.I. New Technology Fund and INVESCO VIF-Telecommunications Fund into the Fund, are realized on securities held in each fund at such date, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.
NOTE 10--INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $222,535,219 and $220,220,733, respectively.

            UNREALIZED APPRECIATION (DEPRECIATION) OF
              INVESTMENT SECURITIES ON A TAX BASIS
   -------------------------------------------------------------------------
   Aggregate unrealized appreciation of investment securities   $34,149,616
   -------------------------------------------------------------------------
   Aggregate unrealized (depreciation) of investment securities  (3,767,275)
   -------------------------------------------------------------------------
   Net unrealized appreciation of investment securities         $30,382,341
   -------------------------------------------------------------------------
   Cost of investments for tax purposes is $171,349,443.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES
Primarily as a result of differing book/tax treatment of foreign currency transactions, partnerships, net operating loss, capital loss carryforward limitations, prior year return of capital and re-domestication expenses, on December 31, 2004, undistributed net investment income (loss) was increased by $711,197, undistributed net realized gain (loss) was decreased by $334,957 and shares of beneficial interest decreased by $376,240. Further, as a result of capital loss carryforward limitations and tax deferrals acquired in the reorganization of AIM V.I. New Technology Fund into the Fund on April 30, 2004, undistributed net investment income (loss) was decreased by $20,348, undistributed net realized gain (loss) was decreased by $3,808,765 and shares of beneficial interest increased by $3,829,113. In addition, as a result of capital loss carryforward limitations and tax deferrals acquired in the reorganization of INVESCO VIF-Telecommunications Fund into the Fund on April 30, 2004, undistributed net investment income (loss) was decreased by $3,074, undistributed net realized gain (loss) was decreased by $8,706,215 and shares of beneficial interest increased by $8,709,289. These reclassifications had no effect on the net assets of the Fund.
                           AIM V.I. TECHNOLOGY FUND
NOTE 12--SHARE INFORMATION

                                CHANGES IN SHARES OUTSTANDING/(A)/
--------------------------------------------------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31,
                                             ----------------------------------------------------
                                                       2004                       2003
                                             ------------------------  --------------------------
                                               SHARES       AMOUNT        SHARES        AMOUNT
--------------------------------------------------------------------------------------------------
Sold:
  Series I                                    3,614,575  $ 42,139,572   13,575,709  $ 135,267,128
--------------------------------------------------------------------------------------------------
  Series II/(b)/                                  2,057        20,311           --             --
--------------------------------------------------------------------------------------------------
Issued in connection with acquisitions:/(c)/
  Series I                                    4,598,616    52,226,205           --             --
--------------------------------------------------------------------------------------------------
  Series II/(b)/                                 13,169       149,420           --             --
--------------------------------------------------------------------------------------------------
Reacquired:
  Series I                                   (6,509,875)  (74,957,891) (12,045,076)  (118,113,427)
--------------------------------------------------------------------------------------------------
  Series II/(b)/                                 (1,822)      (20,754)          --             --
--------------------------------------------------------------------------------------------------
                                              1,716,720  $ 19,556,863    1,530,633  $  17,153,701
--------------------------------------------------------------------------------------------------

/(a)/There are three entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 64% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.
/(b)/Series II shares commenced sales on April 30, 2004.
/(c)/As of the open of business on April 30, 2004, the Fund acquired all the net assets of AIM V.I. New Technology Fund and INVESCO VIF-Telecommunications Fund pursuant to a plan of reorganization approved by the Directors/Trustees of the Fund on December 9, 2003 and by the shareholders of AIM V.I. New Technology and INVESCO VIF-Telecommunications Fund on April 2, 2004. The acquisition was accomplished by a tax free exchange of 4,611,785 shares of the Fund for 5,656,964 shares of AIM V.I. New Technology Fund outstanding and 9,244,509 shares of INVESCO VIF-Telecommunications Fund outstanding as of the close of business on April 29, 2004. AIM V.I. New Technology Fund's net assets at that date of $19,064,848 including $2,583,733 of unrealized appreciation and INVESCO VIF-Telecommunications Fund's net assets at that date of $33,310,776 including $3,626,227 of unrealized appreciation, were combined with the Fund. The aggregate net assets of the Fund immediately before the acquisition were $153,042,987.
NOTE 13--FINANCIAL HIGHLIGHTS
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                                    SERIES I
                                                                   -----------------------------------------------------------
                                                                                            YEAR ENDED DECEMBER 31,
                                                                   -----------------------------------------------------------
                                                                          2004           2003         2002           2001
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $  11.87           $   8.17   $  15.37       $  28.37
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.04)/(a)/        (0.08)     (0.00)/(b)/    (0.12)/(c)/
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)      0.59               3.78      (7.20)        (12.88)
-------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                   0.55               3.70      (7.20)        (13.00)
-------------------------------------------------------------------------------------------------------------------------------
Less distributions from net realized gains                               --                 --         --             --
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  12.42           $  11.87   $   8.17       $  15.37
-------------------------------------------------------------------------------------------------------------------------------
Total return/(d)/                                                      4.63%             45.29%    (46.84)%       (45.82)%
-------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $200,556           $171,546   $105,508       $240,253
-------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                1.15%/(e)/         1.10%      1.11%          1.07%
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets           (0.39)%/(a)(e)/    (0.85)%    (0.96)%        (0.66)%
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                 137%                89%        92%            88%
-------------------------------------------------------------------------------------------------------------------------------

                                                                   ---------
                                                                   ---------
                                                                        2000
---------------------------------------------------------------------------------
Net asset value, beginning of period                               $  37.13
---------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.01)/(b)/
---------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     (8.68)
---------------------------------------------------------------------------------
    Total from investment operations                                  (8.69)
---------------------------------------------------------------------------------
Less distributions from net realized gains                            (0.07)
---------------------------------------------------------------------------------
Net asset value, end of period                                     $  28.37
---------------------------------------------------------------------------------
Total return/(d)/                                                    (23.42)%
---------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $443,773
---------------------------------------------------------------------------------
Ratio of expenses to average net assets                                1.02%
---------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets           (0.34)%
---------------------------------------------------------------------------------
Portfolio turnover rate                                                  82%
---------------------------------------------------------------------------------

/(a)/Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment
     (loss) to average net assets excluding the special dividend are $(0.09) and (0.82)%, respectively.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.12) and $(0.09) for the years ended December 31, 2002 and 2000, respectively.
/(c)/Calculated using average shares outstanding.
/(d)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
/(e)/Ratios are based on average daily net assets of $184,877,889.
                           AIM V.I. TECHNOLOGY FUND

                                                               SERIES II
                                                            --------------
                                                             APRIL 30, 2004
                                                              (DATE SALES
                                                             COMMENCED) TO
                                                              DECEMBER 31,
                                                                  2004
--------------------------------------------------------------------------------
Net asset value, beginning of period                            $11.09
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.05)/(a)/
--------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          1.35
--------------------------------------------------------------------------------
    Total from investment operations                              1.30
--------------------------------------------------------------------------------
Net asset value, end of period                                  $12.39
--------------------------------------------------------------------------------
Total return/(b)/                                                11.72%
--------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $  166
--------------------------------------------------------------------------------
Ratio of expenses to average net assets                           1.40%/(c)/
--------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets      (0.64)%/(a)(c)/
--------------------------------------------------------------------------------
Portfolio turnover rate/(d)/                                       137%
--------------------------------------------------------------------------------

/(a)/Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment
     (loss) to average net assets excluding the special dividend are $(0.10)
     and (1.07)%, respectively.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns. /(c)/Ratios are annualized and based on average daily net assets of $157,574. /(d)/Not annualized for periods less than one year.
NOTE 14--LEGAL PROCEEDINGS
Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.
SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING
On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.
  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those
AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.
  Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.
                           AIM V.I. TECHNOLOGY FUND
  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.
  The SEC has also settled market timing enforcement actions against Raymond R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.
  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement payments may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.
  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.
REGULATORY INQUIRIES AND PENDING LITIGATION
The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.
  As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.
  Ongoing Regulatory Inquiries Concerning IFG and AIM
  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.
  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.
  Private Civil Actions Alleging Market Timing
  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.
                           AIM V.I. TECHNOLOGY FUND
  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM
Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.
  Private Civil Actions Alleging Improper Use of Fair Value Pricing
  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.
  Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the
Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.
  Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes
  Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the
Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.
  Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements
  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the
Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.
  Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements
  A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
 *                                    *                                     *
================================================================================
  As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.
                           AIM V.I. TECHNOLOGY FUND
Report of Independent Registered Public Accounting Firm
To the Board of Trustees
and Shareholders of AIM V.I. Total Return Fund:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Total Return Fund, formerly known as INVESCO VIF-Total Return Fund, (one of the funds constituting AIM Variable Insurance Funds, formerly known as INVESCO Variable Investment Funds, Inc., hereafter referred to as the "Fund"), at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
February 11, 2005
Houston, Texas
                          AIM V.I. TOTAL RETURN FUND
Schedule of Investments
December 31, 2004

                                                       Market
                                             Shares    Value
                ------------------------------------------------
                Common Stocks-
                 63.41%
                Aerospace &
                 Defense-2.48%
                Honeywell International Inc.  4,220 $    149,430
                ------------------------------------------------
                United Technologies Corp.     2,000      206,700
                ------------------------------------------------
                                                         356,130
                ------------------------------------------------
                Aluminum-0.80%
                Alcoa Inc.                    3,640      114,369
                ------------------------------------------------
                Asset Management &
                 Custody
                 Banks-0.92%
                Bank of New York Co., Inc.
                 (The)                        3,970      132,677
                ------------------------------------------------
                Biotechnology-0.74%
                Amgen Inc./(a)/               1,650      105,847
                ------------------------------------------------
                Casinos & Gaming-
                 0.76%
                International Game
                 Technology                   3,170      108,985
                ------------------------------------------------
                Communications
                 Equipment-2.05%
                Cisco Systems, Inc./(a)/      9,140      176,402
                ------------------------------------------------
                QUALCOMM Inc.                 2,790      118,296
                ------------------------------------------------
                                                         294,698
                ------------------------------------------------
                Computer Hardware-
                 2.37%
                Dell Inc./(a)/                5,110      215,335
                ------------------------------------------------
                International Business
                 Machines Corp.               1,270      125,197
                ------------------------------------------------
                                                         340,532
                ------------------------------------------------
                Computer Storage &
                 Peripherals-1.22%
                EMC Corp./(a)/               11,820      175,763
                ------------------------------------------------
                Construction & Farm
                 Machinery &
                 Heavy Trucks-
                 0.80%
                Deere & Co.                   1,550      115,320
                ------------------------------------------------
                Consumer Finance-
                 1.08%
                MBNA Corp.                    5,510      155,327
                ------------------------------------------------
                Data Processing &
                 Outsourced
                 Services-0.84%
                First Data Corp.              2,820      119,963
                ------------------------------------------------
                Diversified
                 Chemicals-1.23%
                E. I. du Pont de Nemours &
                 Co.                          1,570       77,008
                ------------------------------------------------
                PPG Industries, Inc.          1,470      100,195
                ------------------------------------------------
                                                         177,203
                ------------------------------------------------
                Drug Retail-1.50%
                Walgreen Co.                  5,610      215,256
                ------------------------------------------------
                Electrical
                 Components &
                 Equipment-1.01%
                Emerson Electric Co.          2,065      144,756
                ------------------------------------------------

                                                        Market
                                              Shares    Value
               --------------------------------------------------
               Forest Products-
                0.80%
               Weyerhaeuser Co.               1,700  $    114,274
               --------------------------------------------------
               General Merchandise
                Stores-0.83%
               Target Corp.                   2,290       118,920
               --------------------------------------------------
               Health Care
                Equipment-1.15%
               Boston Scientific Corp./(a)/   2,120        75,366
               --------------------------------------------------
               Medtronic, Inc.                1,820        90,399
               --------------------------------------------------
                                                          165,765
               --------------------------------------------------
               Home Improvement
                Retail-2.40%
               Home Depot, Inc. (The)         3,240       138,478
               --------------------------------------------------
               Lowe's Cos., Inc.              3,570       205,596
               --------------------------------------------------
                                                          344,074
               --------------------------------------------------
               Household Products-
                0.71%
               Procter & Gamble Co. (The)     1,850       101,898
               --------------------------------------------------
               Hypermarkets & Super
                Centers-1.80%
               Wal-Mart Stores, Inc.          4,900       258,818
               --------------------------------------------------
               Industrial
                Conglomerates-
                1.85%
               General Electric Co.           7,280       265,720
               --------------------------------------------------
               Industrial Gases-
                2.50%
               Air Products & Chemicals, Inc. 2,470       143,186
               --------------------------------------------------
               Praxair, Inc.                  4,890       215,893
               --------------------------------------------------
                                                          359,079
               --------------------------------------------------
               Industrial Machinery-
                4.11%
               Eaton Corp.                    3,540  $    256,154
               --------------------------------------------------
               Illinois Tool Works Inc.       1,420       131,606
               --------------------------------------------------
               Ingersoll-Rand Co.-Class A
                (Bermuda)                     2,520       202,356
               --------------------------------------------------
                                                          590,116
               --------------------------------------------------
               Investment Banking &
                Brokerage-4.40%
               Goldman Sachs Group, Inc.
                (The)                         2,320       241,373
               --------------------------------------------------
               Merrill Lynch & Co., Inc.      2,820       168,551
               --------------------------------------------------
               Morgan Stanley                 3,990       221,525
               --------------------------------------------------
                                                          631,449
               --------------------------------------------------
               Movies &
                Entertainment-
                0.69%
               Viacom Inc.-Class B            2,740        99,709
               --------------------------------------------------
               Multi-Line Insurance-
                1.66%
               American International Group,
                Inc.                          3,620       237,725
               --------------------------------------------------
               Oil & Gas Drilling-
                1.00%
               ENSCO International Inc.       1,300        41,262
               --------------------------------------------------
               Transocean Inc. (Cayman
                Islands)/(a)/                 2,420       102,584
               --------------------------------------------------
                                                          143,846
               --------------------------------------------------

                          AIM V.I. TOTAL RETURN FUND

                                                          Market
                                              Shares      Value
             ------------------------------------------------------
             Other Diversified Financial
              Services-2.47%
             Citigroup Inc.                     5,093  $    245,381
             ------------------------------------------------------
             JPMorgan Chase & Co.               2,790       108,838
             ------------------------------------------------------
                                                            354,219
             ------------------------------------------------------
             Pharmaceuticals-6.61%
             Forest Laboratories, Inc./(a)/     2,870       128,748
             ------------------------------------------------------
             Johnson & Johnson                  4,940       313,295
             ------------------------------------------------------
             Lilly (Eli) & Co.                  2,270       128,823
             ------------------------------------------------------
             Pfizer Inc.                       10,230       275,085
             ------------------------------------------------------
             Wyeth                              2,420       103,068
             ------------------------------------------------------
                                                            949,019
             ------------------------------------------------------
             Semiconductor
              Equipment-0.72%
             Applied Materials, Inc./(a)/       6,090       104,139
             ------------------------------------------------------
             Semiconductors-4.70%
             Altera Corp./(a)/                  4,840       100,188
             ------------------------------------------------------
             Intel Corp.                        8,080       188,991
             ------------------------------------------------------
             Linear Technology Corp.            3,240       125,582
             ------------------------------------------------------
             Maxim Integrated Products, Inc.    1,550        65,705
             ------------------------------------------------------
             Texas Instruments Inc.             7,880       194,006
             ------------------------------------------------------
                                                            674,472
             ------------------------------------------------------
             Soft Drinks-0.65%
             PepsiCo, Inc.                      1,800        93,960
             ------------------------------------------------------
             Specialty Stores-1.09%
             Bed Bath & Beyond Inc./(a)/        2,420        96,389
             ------------------------------------------------------
             Tiffany & Co.                      1,870        59,784
             ------------------------------------------------------
                                                            156,173
             ------------------------------------------------------
             Systems Software-
              2.49%
             Microsoft Corp.                    8,710       232,644
             ------------------------------------------------------
             Symantec Corp./(a)/                4,840       124,678
             ------------------------------------------------------
                                                            357,322
             ------------------------------------------------------
             Thrifts & Mortgage
              Finance-2.98%
             Fannie Mae                         2,440       173,752
             ------------------------------------------------------
             PMI Group, Inc. (The)              2,570       107,298
             ------------------------------------------------------
             Radian Group Inc.                  2,770       147,475
             ------------------------------------------------------
                                                            428,525
             ------------------------------------------------------
                 Total Common Stocks
                  (Cost $8,433,839)                       9,106,048
             ------------------------------------------------------
                                             Principal
                                              Amount
             U.S. Mortgage-Backed
              Securities-10.08%
             Federal National
              Mortgage Association
              (FNMA)-10.08%
             Pass Through Ctfs.,
              5.00%, 01/01/17 to
              03/01/34/(b)/                  $527,349       532,782
             ------------------------------------------------------
              4.50%, 05/01/18/(b)/            771,095       770,618
             ------------------------------------------------------
              5.50%, 10/01/34/(b)/            142,502       144,798
             ------------------------------------------------------
                 Total U.S. Mortgage-
                  Backed Securities
                  (Cost $1,454,293)                       1,448,198
             ------------------------------------------------------

                                                          Principal    Market
                                                           Amount      Value
--------------------------------------------------------------------------------
Bonds & Notes-8.68%
Automobile Manufacturers-0.18%
Ford Motor Co., Unsec. Global Notes,
 7.45%, 07/16/31/(b)/                                     $   5,000 $      5,030
--------------------------------------------------------------------------------
General Motors Corp., Sr. Unsec. Global Deb.,
 8.25%, 07/15/23/(b)/                                        20,000       20,835
--------------------------------------------------------------------------------
                                                                          25,865
--------------------------------------------------------------------------------
Broadcasting & Cable TV-0.56%
Clear Channel Communications, Inc., Sr. Unsec. Notes,
 5.00%, 03/15/12/(b)/                                        10,000        9,912
--------------------------------------------------------------------------------
Comcast Cable Communications, Inc., Sr. Unsec.
 Unsub. Notes, 6.75%, 01/30/11/(b)/                          50,000       56,122
--------------------------------------------------------------------------------
Cox Communications, Inc., Notes, 4.63%, 01/15/10
 (Acquired 12/10/04; Cost $14,984)/(b)(c)/                   15,000       14,971
--------------------------------------------------------------------------------
                                                                          81,005
--------------------------------------------------------------------------------
Consumer Finance-0.74%
Capital One Bank, Sub. Notes, 6.50%, 06/13/13/(b)/           15,000       16,426
--------------------------------------------------------------------------------
Ford Motor Credit Co., Global Notes, 7.88%, 06/15/10/(b)/    10,000       11,005
--------------------------------------------------------------------------------
Ford Motor Credit Co., Unsec. Global Notes,
 7.38%, 10/28/09/(b)/                                        10,000       10,791
--------------------------------------------------------------------------------
General Motors Acceptance Corp., Floating Rate Notes,
 3.02%, 07/16/07/(b)(d)/                                     15,000       14,771
--------------------------------------------------------------------------------
MBNA Corp., Notes, 6.13%, 03/01/13/(b)/                      50,000       53,629
--------------------------------------------------------------------------------
                                                                         106,622
--------------------------------------------------------------------------------
Department Stores-0.23%
Federated Department Stores, Inc., Bonds,
 6.79%, 07/15/27/(b)/                                        30,000       33,012
--------------------------------------------------------------------------------
Diversified Banks-0.07%
Wachovia Bank N.A., Sub. Global Notes,
 4.80%, 11/01/14/(b)/                                        10,000        9,962
--------------------------------------------------------------------------------
Diversified Capital Markets-0.31%
Credit Suisse First Boston U.S.A., Inc., Global Notes,
 6.13%, 11/15/11/(b)/                                        10,000       10,986
--------------------------------------------------------------------------------
JP Morgan Chase & Co., Global Sub. Notes,
 6.75%, 02/01/11/(b)/                                        30,000       33,756
--------------------------------------------------------------------------------
                                                                          44,742
--------------------------------------------------------------------------------
Electric Utilities-0.72%
Ohio Power Co.-Series G, Sr. Unsec. Global Notes,
 6.60%, 02/15/33/(b)/                                        25,000       27,932
--------------------------------------------------------------------------------
Pacific Gas & Electric Co., First Mortgage Bonds,
 6.05%, 03/01/34/(b)/                                        30,000       31,257
--------------------------------------------------------------------------------
PPL Energy Supply LLC,
 Sr. Unsec. Notes, 5.40%, 08/15/14/(b)/                       5,000        5,094
--------------------------------------------------------------------------------
  Series A, Sr. Unsec. Global Notes, 6.40%, 11/01/11/(b)/    10,000       10,921
--------------------------------------------------------------------------------
TXU Energy Co., Sr. Global Notes, 7.00%, 03/15/13/(b)/       25,000       27,972
--------------------------------------------------------------------------------
                                                                         103,176
--------------------------------------------------------------------------------
Forest Products-0.17%
Weyerhaeuser Co., Unsec. Global Deb.,
 7.38%, 03/15/32/(b)/                                        20,000       23,713
--------------------------------------------------------------------------------

                          AIM V.I. TOTAL RETURN FUND

                                                        Principal    Market
                                                         Amount      Value
 -----------------------------------------------------------------------------
 Homebuilding-0.18%
 Centex Corp., Sr. Unsec. Notes, 5.70%, 05/15/14/(b)/   $  25,000 $     25,920
 -----------------------------------------------------------------------------
 Household Products-0.75%
 Colgate-Palmolive Co.-Series C, Medium Term Notes,
  5.58%, 11/06/08/(b)/                                    100,000      107,024
 -----------------------------------------------------------------------------
 Integrated Telecommunication
  Services-1.53%
 BellSouth Corp., Bonds, 6.55%, 06/15/34/(b)/              20,000       21,948
 -----------------------------------------------------------------------------
 BellSouth Corp., Global Bonds, 5.20%, 09/15/14/(b)/       15,000       15,299
 -----------------------------------------------------------------------------
 Deutsche Telekom International Finance B.V.
  (Netherlands), Unsec. Gtd. Unsub. Global Bonds,
  8.75%, 06/15/30/(b)/                                     10,000       13,187
 -----------------------------------------------------------------------------
 Koninklijke (Royal) KPN N.V. (Netherlands), Sr. Unsub.
  Global Notes, 8.00%, 10/01/10/(b)/                       20,000       23,589
 -----------------------------------------------------------------------------
 SBC Communications Inc., Global Notes,
  5.10%, 09/15/14/(b)/                                     20,000       20,232
 -----------------------------------------------------------------------------
   6.15%, 09/15/34/(b)/                                     5,000        5,174
 -----------------------------------------------------------------------------
 Sprint Capital Corp., Sr. Unsec. Gtd. Global Notes,
  6.88%, 11/15/28/(b)/                                      5,000        5,481
 -----------------------------------------------------------------------------
 Verizon Global Funding Corp., Sr. Unsec. Unsub. Global
  Notes, 7.25%, 12/01/10/(b)/                             100,000      114,714
 -----------------------------------------------------------------------------
                                                                       219,624
 -----------------------------------------------------------------------------
 Investment Banking & Brokerage-0.57%
 Goldman Sachs Group, Inc. (The), Global Notes,
  4.75%, 07/15/13/(b)/                                     15,000       14,867
 -----------------------------------------------------------------------------
 Lehman Brothers Holdings Inc., Unsec. Unsub.
  Global Notes, 3.50%, 08/07/08/(b)/                       10,000        9,910
 -----------------------------------------------------------------------------
 Merrill Lynch & Co., Inc.-Series B, Medium
  Term Notes, 5.30%, 09/30/15/(b)/                          5,000        5,090
 -----------------------------------------------------------------------------
 Morgan Stanley, Sr. Unsec. Unsub. Global Notes,
  5.30%, 03/01/13/(b)/                                     50,000       51,812
 -----------------------------------------------------------------------------
                                                                        81,679
 -----------------------------------------------------------------------------
 Movies & Entertainment-0.08%
 Time Warner Inc., Sr. Unsec. Gtd. Unsub. Global Notes,
  7.63%, 04/15/31/(b)/                                     10,000       12,083
 -----------------------------------------------------------------------------
 Multi-Line Insurance-0.07%
 Loews Corp., Unsec. Unsub. Notes, 5.25%, 03/15/16/(b)/    10,000        9,811
 -----------------------------------------------------------------------------
 Oil & Gas Exploration &
  Production-0.32%
 Pemex Project Funding Master Trust, Unsec. Gtd.
  Unsub. Global Notes, 7.38%, 12/15/14/(b)/                10,000       11,095
 -----------------------------------------------------------------------------
 XTO Energy, Inc., Notes, 5.00%, 01/31/15
  (Acquired 09/20/04; Cost $14,988)/(b)(c)/                15,000       14,933
 -----------------------------------------------------------------------------
 XTO Energy, Inc., Unsec. Notes, 4.90%, 02/01/14/(b)/      20,000       19,990
 -----------------------------------------------------------------------------
                                                                        46,018
 -----------------------------------------------------------------------------

                                                            Principal   Market
                                                             Amount     Value
--------------------------------------------------------------------------------
Oil & Gas Refining, Marketing &
 Transportation-0.17%
Valero Energy Corp., Unsec. Notes, 7.50%, 04/15/32/(b)/     $ 20,000  $   24,112
--------------------------------------------------------------------------------
Other Diversified Financial Services-
 0.96%
Citigroup Inc., Sr. Unsec. Global Notes,
 4.13%, 06/30/05/(b)/                                        100,000     100,686
--------------------------------------------------------------------------------
General Electric Capital Corp.-Series A, Medium Term
 Global Notes, 3.75%, 12/15/09/(b)/                           15,000      14,791
--------------------------------------------------------------------------------
HSBC Finance Corp., Sr. Unsec. Global Notes,
 6.75%, 05/15/11/(b)/                                         20,000      22,594
--------------------------------------------------------------------------------
                                                                         138,071
--------------------------------------------------------------------------------
Publishing-0.15%
News America Inc., Sr. Unsec. Gtd. Global Notes,
 6.55%, 03/15/33/(b)/                                         20,000      21,144
--------------------------------------------------------------------------------
Railroads-0.10%
Union Pacific Corp., Sr. Unsec. Notes, 4.88%, 01/15/15/(b)/   15,000      14,983
--------------------------------------------------------------------------------
Real Estate-0.26%
Simon Property Group, L.P., Unsec. Unsub. Global Notes,
 6.35%, 08/28/12/(b)/                                         35,000      38,018
--------------------------------------------------------------------------------
Sovereign Debt-0.30%
United Mexican States (Mexico), Global Notes,
 7.50%, 01/14/12/(b)/                                         25,000      28,391
--------------------------------------------------------------------------------
United Mexican States (Mexico)-Series A, Medium Term
 Global Notes, 6.75%, 09/27/34/(b)/                           15,000      14,850
--------------------------------------------------------------------------------
                                                                          43,241
--------------------------------------------------------------------------------
Thrifts & Mortgage Finance-0.21%
Countrywide Home Loans, Inc.,-Series M, Gtd. Medium
 Term Notes, 4.13%, 09/15/09/(b)/                             30,000      29,915
--------------------------------------------------------------------------------
Wireless Telecommunication
 Services-0.05%
AT&T Wireless Services Inc., Sr. Unsec. Unsub.
 Global Notes, 8.75%, 03/01/31/(b)/                            5,000       6,748
--------------------------------------------------------------------------------
    Total Bonds & Notes
     (Cost $1,215,051)                                                 1,246,488
--------------------------------------------------------------------------------
U.S. Treasury Securities-4.50%
U.S. Treasury Notes-2.07%
1.88%, 11/30/05/(b)/                                         300,000     297,492
--------------------------------------------------------------------------------
U.S. Treasury Bonds-2.43%
8.13%, 08/15/19/(b)/                                         180,000     245,840
--------------------------------------------------------------------------------
6.00%, 02/15/26/(b)/                                          90,000     103,205
--------------------------------------------------------------------------------
                                                                         349,045
--------------------------------------------------------------------------------
    Total U.S. Treasury Securities
     (Cost $647,363)                                                     646,537
--------------------------------------------------------------------------------

                          AIM V.I. TOTAL RETURN FUND

                                                        Principal     Market
                                                         Amount       Value
-------------------------------------------------------------------------------
Asset-Backed Securities-4.06%
Commercial Mortgage
 Obligations-4.06%
ABN AMRO Holding N.V. (Netherlands)-Series 2003-10,
 Class A1, Pass Through Ctfs., 4.50%, 09/25/18/(b)/    $    48,178 $     47,742
-------------------------------------------------------------------------------
Capital One Multi-Asset Execution Trust-Series
 2003-B4, Class B4, Floating Rate Pass Through
 Ctfs., 3.20%, 07/15/11/(b)(e)/                             35,000       35,660
-------------------------------------------------------------------------------
Credit Suisse First Boston Mortgage Securities Corp.-
 Series 2004-AR3, Class 5A1, Pass Through Ctfs.,
 4.82%, 04/25/34/(b)/                                       41,878       41,860
-------------------------------------------------------------------------------
Credit Suisse First Boston Mortgage Securities Corp.-
 Series 2004-AR7, Class 2A1, Pass Through Ctfs.,
 4.89%, 11/25/34/(b)/                                       45,299       45,518
-------------------------------------------------------------------------------
Credit Suisse First Boston Mortgage Securities Corp.-
 Series 2004-C4, Class A6, Pass Through Ctfs.,
 4.69%, 10/15/39/(b)/                                       50,000       49,509
-------------------------------------------------------------------------------
Fannie Mae Whole Loan-Series 2004-W2, Class 4A, Pass
 Through Ctfs., 4.26%, 02/25/44/(b)/                        54,266       55,921
-------------------------------------------------------------------------------
Fannie Mae Grantor Trust-Series 2004-T1, Class 2A,
 Pass Through Ctfs., 3.68%, 08/25/43/(b)/                  117,781      118,408
-------------------------------------------------------------------------------
Master Asset Securitization Trust-Series 2003-8, Class
 1A1, Pass Through Ctfs., 5.50%, 09/25/33/(b)/              77,033       77,427
-------------------------------------------------------------------------------
Morgan Stanley Mortgage Loan Trust-Series 2004-6AR,
 Class 2A2, Pass Through Ctfs., 4.17%, 08/25/34/(b)/        17,651       17,700
-------------------------------------------------------------------------------

                                                          Principal     Market
                                                           Amount       Value
---------------------------------------------------------------------------------
Commercial Mortgage
 Obligations-(Continued)
Structured Asset Securities Corp.-Series 2004-2AC, Class
 A1, Pass Through Ctfs., 5.05%, 02/25/34/(b)/            $    76,534 $     77,625
---------------------------------------------------------------------------------
Vanderbilt Mortgage Finance Inc.-Series 2002-B, Class
 A4, Pass Through Ctfs., 5.84%, 02/07/26/(b)/                 15,000       15,381
---------------------------------------------------------------------------------
    Total Asset-Backed Securities (Cost $587,517)                         582,751
---------------------------------------------------------------------------------
U.S. Government Agency
 Securities-1.41%
Federal Home Loan Mortgage Corp.
 (FHLMC)-1.41%
Unsec. Global Notes,
 2.88%, 09/15/05/(b)/                                        150,000      150,151
---------------------------------------------------------------------------------
 6.25%, 07/15/32/(b)/                                         45,000       51,623
---------------------------------------------------------------------------------
    Total U.S. Government Agency Securities
     (Cost $198,002)                                                      201,774
---------------------------------------------------------------------------------
                                                           Shares
Money Market Funds-7.65%
Premier Portfolio
 (Cost $1,098,425)/(f)(g)/                                 1,098,425    1,098,425
---------------------------------------------------------------------------------
TOTAL INVESTMENTS-99.79% (Cost $13,634,490)                            14,330,221
---------------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-0.21%                                        30,441
---------------------------------------------------------------------------------
NET ASSETS-100.00%                                                   $ 14,360,662
---------------------------------------------------------------------------------

     Investment Abbreviations:

Ctfs.  Certificates
Deb.   Debentures
Gtd.   Guaranteed
Sr.    Senior
Sub.   Subordinated
Unsec. Unsecured
Unsub. Unsubordinated

     Notes to Schedule of Investments:
(a) Non-income producing security.
(b) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate market value of these securities at December 31, 2004 was $4,125,748, which represented 28.79% of the Fund's Total Investments. See Note 1A.
(c) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at December 31, 2004 was $29,904, which represented 0.21% of the Fund's Net Assets. These securities are considered to be illiquid.
(d) Interest rate is redetermined quarterly. Rate shown is the rate in effect on December 31, 2004.
(e) Interest rate is redetermined monthly. Rate shown is the rate in effect on December 31, 2004.
(f) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(g) Effective October 15, 2004, the INVESCO Treasurer's Money Market Reserve Fund was renamed Premier Portfolio. Effective February 25, 2005, shares of Premier Portfolio owned by the Fund will be designated as Investor Class shares.
See accompanying notes which are an integral part of the financial statements.
                          AIM V.I. TOTAL RETURN FUND
Statement of Assets and Liabilities
December 31, 2004

        ASSETS:
        Investments, at market value (cost $12,536,065)    $13,231,796
        ---------------------------------------------------------------
        Investments in affiliated money market funds (cost
         $1,098,425)                                         1,098,425
        ---------------------------------------------------------------
            Total investments (cost $13,634,490)            14,330,221
        ---------------------------------------------------------------
        Receivables for:
          Fund shares sold                                      38,491
        ---------------------------------------------------------------
          Dividends and interest                                41,873
        ---------------------------------------------------------------
          Amount due from advisor                                6,060
        ---------------------------------------------------------------
        Investment for trustee deferred compensation and
         retirement plans                                        5,572
        ---------------------------------------------------------------
            Total assets                                    14,422,217
        ---------------------------------------------------------------
        Liabilities:
        Payables for:
          Fund shares reacquired                                 3,154
        ---------------------------------------------------------------
          Trustee deferred compensation and retirement
           plans                                                 6,123
        ---------------------------------------------------------------
        Accrued administrative services fees                    22,484
        ---------------------------------------------------------------
        Accrued distribution fees-Series II                          4
        ---------------------------------------------------------------
        Accrued transfer agent fees                                357
        ---------------------------------------------------------------
        Accrued operating expenses                              29,433
        ---------------------------------------------------------------
            Total liabilities                                   61,555
        ---------------------------------------------------------------
        Net assets applicable to shares outstanding        $14,360,662
        ---------------------------------------------------------------
        Net assets consist of:
        Shares of beneficial interest                      $15,405,733
        ---------------------------------------------------------------
        Undistributed net investment income                    177,475
        ---------------------------------------------------------------
        Undistributed net realized gain (loss) from
         investment securities                              (1,918,277)
        ---------------------------------------------------------------
        Unrealized appreciation of investment securities       695,731
        ---------------------------------------------------------------
                                                           $14,360,662
        ---------------------------------------------------------------
        Net Assets:
        Series I                                           $14,350,067
        ---------------------------------------------------------------
        Series II                                          $    10,595
        ---------------------------------------------------------------
        Shares outstanding, $0.01 par value per share,
         unlimited number of shares authorized:
        Series I                                             1,109,910
        ---------------------------------------------------------------
        Series II                                                  821
        ---------------------------------------------------------------
        Series I:
         Net asset value per share                         $     12.93
        ---------------------------------------------------------------
        Series II:
         Net asset value per share                         $     12.91
        ---------------------------------------------------------------

Statement of Operations
For the year ended December 31, 2004

        INVESTMENT INCOME:
        Interest                                             $ 204,305
        ---------------------------------------------------------------
        Dividends                                              149,781
        ---------------------------------------------------------------
        Dividends from affiliated money market funds             8,203
        ---------------------------------------------------------------
            Total investment income                            362,289
        ---------------------------------------------------------------
        Expenses:
        Advisory fees                                          112,671
        ---------------------------------------------------------------
        Administrative services fees                            73,369
        ---------------------------------------------------------------
        Custodian fees                                           9,091
        ---------------------------------------------------------------
        Distribution fees-Series II                                 17
        ---------------------------------------------------------------
        Transfer agent fees                                      3,052
        ---------------------------------------------------------------
        Trustees' fees and retirement benefits                  10,608
        ---------------------------------------------------------------
        Reports to shareholders                                 24,819
        ---------------------------------------------------------------
        Professional fees                                       36,330
        ---------------------------------------------------------------
        Other                                                    5,162
        ---------------------------------------------------------------
            Total expenses                                     275,119
        ---------------------------------------------------------------
        Less:Fees waived                                       (87,778)
        ---------------------------------------------------------------
            Net expenses                                       187,341
        ---------------------------------------------------------------
        Net investment income                                  174,948
        ---------------------------------------------------------------
        Realized and unrealized gain (loss) from
         investment securities:
        Net realized gain from investment securities           742,157
        ---------------------------------------------------------------
        Change in net unrealized appreciation (depreciation)
         of investment securities                             (440,964)
        ---------------------------------------------------------------
        Net gain from investment securities                    301,193
        ---------------------------------------------------------------
        Net increase in net assets resulting from operations $ 476,141
        ---------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.
                          AIM V.I. TOTAL RETURN FUND
Statement of Changes in Net Assets
For the years ended December 31, 2004 and 2003

                                                                                                          2004         2003
-------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income                                                                               $   174,948  $   248,896
-------------------------------------------------------------------------------------------------------------------------------
  Net realized gain from investment securities                                                            742,157      591,762
-------------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of investment securities                          (440,964)   1,524,638
-------------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                                                  476,141    2,365,296
-------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
 Series I                                                                                                (243,375)    (378,364)
-------------------------------------------------------------------------------------------------------------------------------
  Series II                                                                                                  (179)          --
-------------------------------------------------------------------------------------------------------------------------------
  Decrease in net assets resulting from distributions                                                    (243,554)    (378,364)
-------------------------------------------------------------------------------------------------------------------------------
Share transactions-net:
 Series I                                                                                              (1,557,609)  (1,363,161)
-------------------------------------------------------------------------------------------------------------------------------
  Series II                                                                                                10,179           --
-------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from share transactions                            (1,547,430)  (1,363,161)
-------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                                                              (1,314,843)     623,771
-------------------------------------------------------------------------------------------------------------------------------
Net assets:
  Beginning of year                                                                                    15,675,505   15,051,734
-------------------------------------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment income of $177,475 and $240,708, respectively)  $14,360,662  $15,675,505
-------------------------------------------------------------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.
                          AIM V.I. TOTAL RETURN FUND
Notes to Financial Statements
December 31, 2004
     NOTE 1--Significant Accounting Policies
AIM V.I. Total Return Fund, formerly INVESCO VIF-Total Return Fund, (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. On April 30, 2004, the Fund was restructured from a separate series of INVESCO Variable Investment Funds, Inc. to a new series portfolio of the Trust.
  The Fund's investment objective is to seek a high total return through both growth and current income. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.
  Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy.
     A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
     Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.
     Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.
     Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.
     Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.
     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
                          AIM V.I. TOTAL RETURN FUND
     Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
     The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C. Distributions -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Expenses -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
F. Repurchase Agreements -- The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are U.S. Government Securities, U.S. Government Agency Securities and/or Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to an exemptive order from the Securities and Exchange Commission, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates ("Joint repurchase agreements"). If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.
     NOTE 2--Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to based on the annual rate of 0.75% of the Fund's average daily net assets. For the period May 1, 2004 through December 31, 2004, the Fund paid advisory fees to AIM of $73,128. Prior to May 1, 2004, the Trust had an investment advisory agreement with INVESCO Funds Group, Inc. ("IFG"). For the period January 1, 2004 through April 30, 2004, the Fund paid advisory fees under similar terms to IFG of $39,543. AIM has entered into a sub-advisory agreement with INVESCO Institutional (N.A.), Inc. ("INVESCO") whereby AIM pays INVESCO 40% of the fee paid by the Fund to AIM. Effective January 1, 2005 through June 30, 2006, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of 0.62% of the first $250 million, plus 0.605% of the next $250 million, plus 0.59% of the next $500 million, plus 0.575% of the next $1.5 billion, plus 0.56% of the next $2.5 billion, plus 0.545% of the next $2.5 billion, plus 0.53% of the next $2.5 billion, plus 0.515% of the Fund's average daily net assets in excess of $10 billion.
  AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.30% of average daily net assets, through April 30, 2006. Prior to May 1, 2004, AIM had agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.15% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $68,888 and IFG waived fees of $18,883.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. Pursuant to such agreement for the period May 1, 2004 through December 31, 2004, AIM was paid $56,091, of which AIM retained $33,470 for services provided by AIM. Prior to May 1, 2004, the Fund had an administrative services agreement with IFG. Pursuant to such agreement for the period January 1, 2004 through April 30, 2004, under similar terms, IFG was paid $17,278 for such services, of which IFG retained $4,097 for services provided by IFG.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AISI $3,052.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II
                          AIM V.I. TOTAL RETURN FUND
shares of the Fund. AIM Distributors has contractually agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total annual fund operating expenses (excluding items (ii) through (vii) discussed above) of Series II shares to 1.45% of average daily net assets through April 30, 2006. Pursuant to the Plan, for the period April 30, 2004 (date sales commenced) through December 31, 2004, the Series II shares paid $10 after AIM Distributors waived Plan fees of $7.
  Certain officers and trustees of the Trust are also officers and directors of AIM, AISI, INVESCO and/or AIM Distributors.
     Note 3--Investments in Affiliates
The Fund is permitted, pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2004.
Investments of Daily Available Cash Balances:

                                                         Unrealized
                  Market Value Purchases    Proceeds    Appreciation  Market Value Dividend  Realized
      Fund          12/31/03    at Cost    from Sales  (Depreciation)   12/31/04    Income  Gain (Loss)
-------------------------------------------------------------------------------------------------------
Premier Portfolio   $680,734   $6,957,817 $(6,540,126)      $ --       $1,098,425   $8,203     $ --
-------------------------------------------------------------------------------------------------------

     Note 4--Trustees' Fees
Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.
  Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.
  Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2004, the Fund paid legal fees of $1,835 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.
     Note 5--Borrowings
Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.
  The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.
  During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.
  Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.
     Note 6--Distributions to Shareholders and Tax Components of Net Assets Distributions to Shareholders:
The tax character of distributions paid during the years ended December 31, 2004 and 2003 was as follows:

                                                     2004     2003
           ---------------------------------------------------------
           Distributions paid from ordinary income $243,554 $378,364
           ---------------------------------------------------------

                          AIM V.I. TOTAL RETURN FUND
Tax Components of Net Assets:
As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                        2004
                ------------------------------------------------
                Undistributed ordinary income       $   181,253
                ------------------------------------------------
                Unrealized appreciation-investments     680,278
                ------------------------------------------------
                Temporary book/tax differences           (4,406)
                ------------------------------------------------
                Capital loss carryforward            (1,902,196)
                ------------------------------------------------
                Shares of beneficial interest        15,405,733
                ------------------------------------------------
                Total net assets                    $14,360,662
                ------------------------------------------------

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to losses on wash sales and return of capital distributions.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $732,141 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2004 which expires as follows:

                                                 Capital Loss
                           Expiration            Carryforward*
                 ---------------------------------------------
                 December 31, 2008                $  729,218
                 ---------------------------------------------
                 December 31, 2010                 1,172,978
                 ---------------------------------------------
                 Total capital loss carryforward  $1,902,196
                 ---------------------------------------------

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.
Note 7--Investment Securities
The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $11,014,579 and $12,986,909, respectively.

             Unrealized Appreciation (Depreciation) of
               Investment Securities on a Tax Basis
    ------------------------------------------------------------------------
    Aggregate unrealized appreciation of investment securities   $1,106,127
    ------------------------------------------------------------------------
    Aggregate unrealized (depreciation) of investment securities   (425,849)
    ------------------------------------------------------------------------
    Net unrealized appreciation of investment securities         $  680,278
    ------------------------------------------------------------------------
    Cost of investments for tax purposes is $13,649,943.

Note 8--Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of paydowns on mortgage backed securities and return of capital distribution, on December 31, 2004, undistributed net investment income (loss) was increased by $5,373, undistributed net realized gain (loss) was decreased by $5,140 and shares of beneficial interest decreased by $233. This reclassification had no effect on the net assets of the Fund.
Note 9--Share Information

                        Changes in Shares Outstanding/(a)/
----------------------------------------------------------------------------------
                                                Year ended December 31,
                                     --------------------------------------------
                                              2004                   2003
                                     ---------------------  ---------------------
                                      Shares      Amount     Shares      Amount
----------------------------------------------------------------------------------
Sold:
  Series I                            145,373  $ 1,836,849   176,152  $ 2,071,718
----------------------------------------------------------------------------------
  Series II/(b)/                          807       10,000        --           --
----------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Series I                             18,880      243,375    30,464      378,364
----------------------------------------------------------------------------------
  Series II/(b)/                           14          179        --           --
----------------------------------------------------------------------------------
Reacquired:
  Series I                           (290,904)  (3,637,833) (325,180)  (3,813,243)
----------------------------------------------------------------------------------
                                     (125,830) $(1,547,430) (118,564) $(1,363,161)
----------------------------------------------------------------------------------

/(a)/There are three entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate the own 95% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and or AIM affiliates may make payments to these entities, which are considered to be related, for providing services to the Fund, AIM and or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping, account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.
/(b)/Series II shares commenced sales on April 30, 2004.
                          AIM V.I. TOTAL RETURN FUND
     Note 10--Financial Highlights
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                          Series I
                                                                   -----------------------------------------------------
                                                                                   Year ended December 31,
                                                                   -----------------------------------------------------
                                                                         2004         2003     2002      2001      2000
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 12.68          $ 11.11  $ 12.74   $ 13.21   $ 15.58
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.18/(a)/        0.23     0.37      0.19      0.33
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     0.29             1.65    (1.67)    (0.38)    (0.73)
--------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                  0.47             1.88    (1.30)    (0.19)    (0.40)
--------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                               (0.22)           (0.31)   (0.33)    (0.28)    (0.06)
--------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                                 --               --       --        --     (1.91)
--------------------------------------------------------------------------------------------------------------------------
    Total distributions                                              (0.22)           (0.31)   (0.33)    (0.28)    (1.97)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 12.93          $ 12.68  $ 11.11   $ 12.74   $ 13.21
--------------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                     3.73%           16.98%  (10.22)%   (1.47)%   (2.17)%
--------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $14,350          $15,676  $15,052   $23,171   $19,851
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers                                                    1.25%/(c)/       1.15%    1.15%     1.15%     1.21%
--------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                                 1.83%/(c)/       1.49%    1.34%     1.31%     1.44%
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                  1.16%/(a)(c)/    1.64%    1.86%     2.02%     2.38%
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                 77%             115%      61%       82%      103%
--------------------------------------------------------------------------------------------------------------------------

/(a)/Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment
     (loss) to average net assets excluding the special dividend are $0.16 and 0.99%, respectively.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product which if included would reduce total returns.
/(c)/Ratios are based on average daily net assets of $15,015,979.

                                                               Series II
                                                           -----------------
                                                            April 30, 2004
                                                              (Date sales
                                                             commenced) to
                                                           December 31, 2004
 ------------------------------------------------------------------------------
 Net asset value, beginning of period                           $12.40
 ------------------------------------------------------------------------------
 Income from investment operations:
   Net investment income                                          0.22/(a)/
 ------------------------------------------------------------------------------
   Net gains on securities (both realized and unrealized)         0.51
 ------------------------------------------------------------------------------
     Total from investment operations                             0.73
 ------------------------------------------------------------------------------
 Less dividends from net investment income                       (0.22)
 ------------------------------------------------------------------------------
 Net asset value, end of period                                 $12.91
 ------------------------------------------------------------------------------
 Total return/(b)/                                                5.91%
 ------------------------------------------------------------------------------
 Ratios/supplemental data:
 Net assets, end of period (000s omitted)                       $   11
 ------------------------------------------------------------------------------
 Ratio of expenses to average net assets:
   With fee waivers                                               1.45%/(c)/
 ------------------------------------------------------------------------------
   Without fee waivers                                            2.22%/(c)/
 ------------------------------------------------------------------------------
 Ratio of net investment income to average net assets             0.96%/(a)(c)/
 ------------------------------------------------------------------------------
 Portfolio turnover rate/(d)/                                       77%
 ------------------------------------------------------------------------------

/(a)/Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment
     (loss) to average net assets excluding the special dividend are $0.20 and 0.79%, respectively.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product which if included would reduce total returns. /(c)/Ratios are annualized and based on average daily net assets of $10,143. /(d)/Not annualized for periods less than one year.
                          AIM V.I. TOTAL RETURN FUND
     Note 11--Legal Proceedings
Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.
     Settled Enforcement Actions and Investigations Related to Market Timing
On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.
  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those
AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.
  Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.
  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.
  The SEC has also settled market timing enforcement actions against Raymond R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.
  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement payments may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.
  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.
     Regulatory Inquiries and Pending Litigation
The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.
  As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.
Ongoing Regulatory Inquiries Concerning IFG and AIM
  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.
  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue
                          AIM V.I. TOTAL RETURN FUND
sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State
of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue
Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal
Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.
Private Civil Actions Alleging Market Timing
  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.
  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM
Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.
Private Civil Actions Alleging Improper Use of Fair Value Pricing
  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.
Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees
  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the
Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.
Private Civil Actions Alleging Improper Charging of Distribution Fees on
Limited Offering Funds or Share Classes
  Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the
Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.
Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements
  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the
Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.
Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements
  A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
 *                                    *                                     *
================================================================================
  As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.
                          AIM V.I. TOTAL RETURN FUND
Report of Independent Registered Public Accounting Firm
To the Board of Trustees
and Shareholders of AIM V.I. Utilities Fund:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Utilities Fund, formerly known as INVESCO VIF-Utilities Fund, (one of the funds constituting AIM
Variable Insurance Funds, formerly known as INVESCO Variable Investment Funds, Inc., hereafter referred to as the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
February 11, 2005
Houston, Texas
                            AIM V.I. UTILITIES FUND
Schedule of Investments
December 31, 2004

                                                          MARKET
                                               SHARES     VALUE
             ------------------------------------------------------
             DOMESTIC COMMON STOCKS-82.21%
             Diversified Metals & Mining-2.38%
             Peabody Energy Corp.               47,000 $  3,802,770
             ------------------------------------------------------
             Electric Utilities-40.73%
             Ameren Corp.                       80,000    4,011,200
             ------------------------------------------------------
             American Electric Power Co., Inc.  90,000    3,090,600
             ------------------------------------------------------
             CenterPoint Energy, Inc.          150,000    1,695,000
             ------------------------------------------------------
             Cinergy Corp.                      72,000    2,997,360
             ------------------------------------------------------
             DTE Energy Co.                     36,000    1,552,680
             ------------------------------------------------------
             Edison International              135,000    4,324,050
             ------------------------------------------------------
             Entergy Corp.                     100,000    6,759,000
             ------------------------------------------------------
             Exelon Corp.                      168,024    7,404,818
             ------------------------------------------------------
             FirstEnergy Corp.                 150,000    5,926,500
             ------------------------------------------------------
             FPL Group, Inc.                    75,000    5,606,250
             ------------------------------------------------------
             OGE Energy Corp.                   70,000    1,855,700
             ------------------------------------------------------
             Pacific Gas & Electric Co./(a)/   190,000    6,323,200
             ------------------------------------------------------
             PPL Corp.                          87,000    4,635,360
             ------------------------------------------------------
             TXU Corp.                         122,000    7,876,320
             ------------------------------------------------------
             Wisconsin Energy Corp.             35,000    1,179,850
             ------------------------------------------------------
                                                         65,237,888
             ------------------------------------------------------
             Gas Utilities-3.42%
             KeySpan Corp.                     100,000    3,945,000
             ------------------------------------------------------
             Peoples Energy Corp.               35,000    1,538,250
             ------------------------------------------------------
                                                          5,483,250
             ------------------------------------------------------
             Integrated Telecommunications
              Services-9.03%
             Citizens Communications Co.       275,000    3,792,250
             ------------------------------------------------------
             SBC Communications Inc.           115,006    2,963,704
             ------------------------------------------------------
             Sprint Corp.                      170,000    4,224,500
             ------------------------------------------------------
             Verizon Communications Inc.        86,019    3,484,630
             ------------------------------------------------------
                                                         14,465,084
             ------------------------------------------------------
             Multi-Utilities & Unregulated
              Power-18.53%
             Calpine Corp./(a)/                865,000    3,408,100
             ------------------------------------------------------
             Dominion Resources, Inc.           95,000    6,435,300
             ------------------------------------------------------
             Equitable Resources, Inc.          70,000    4,246,200
             ------------------------------------------------------
             ONEOK, Inc.                       100,000    2,842,000
             ------------------------------------------------------
             Questar Corp.                     125,000    6,370,000
             ------------------------------------------------------
             SCANA Corp.                        50,000    1,970,000
             ------------------------------------------------------
             Sempra Energy                     120,000    4,401,600
             ------------------------------------------------------
                                                         29,673,200
             ------------------------------------------------------

                                                                    MARKET
                                                        SHARES      VALUE
  ---------------------------------------------------------------------------
  Oil & Gas Refining Marketing &
   Transportation-6.58%
  Kinder Morgan, Inc.                                    65,000  $  4,753,450
  ---------------------------------------------------------------------------
  Williams Cos., Inc. (The)                             355,000     5,782,950
  ---------------------------------------------------------------------------
                                                                   10,536,400
  ---------------------------------------------------------------------------
  Water Utilities-1.54%
  Aqua America Inc.                                     100,000     2,459,000
  ---------------------------------------------------------------------------
      Total Domestic Common Stocks
       (Cost $108,227,862)                                        131,657,592
  ---------------------------------------------------------------------------
  FOREIGN STOCKS & OTHER EQUITY
   INTERESTS-13.30%
  France-1.48%
  Veolia Environnement
   (Multi-Utilities & Unregulated Power)/(b)/            65,400     2,363,122
  ---------------------------------------------------------------------------
  Germany-1.99%
  E.ON A.G. (Electric Utilities)/(b)/                    35,170     3,190,407
  ---------------------------------------------------------------------------
  Italy-3.39%
  Enel S.p.A. (Electric Utilities)/(b)/                 310,000     3,041,186
  ---------------------------------------------------------------------------
  Telecom Italia S.p.A.
   (Integrated Telecommunications Services)/(b)/        220,222       712,140
  ---------------------------------------------------------------------------
  Terna S.p.A. (Electric Utilities)                     587,400     1,681,265
  ---------------------------------------------------------------------------
                                                                    5,434,591
  ---------------------------------------------------------------------------
  Spain-1.83%
  Endesa, S.A. (Electric Utilities)/(b)/                 63,562     1,484,312
  ---------------------------------------------------------------------------
  Telefonica, S.A.
   (Integrated Telecommunications Services)/(b)/         76,705     1,439,620
  ---------------------------------------------------------------------------
                                                                    2,923,932
  ---------------------------------------------------------------------------
  United Kingdom-4.61%
  Centrica PLC (Gas Utilities)/(b)/                     443,250     2,005,758
  ---------------------------------------------------------------------------
  National Grid Transco PLC
   (Multi-Utilities & Unregulated Power)/(b)/           218,942     2,083,234
  ---------------------------------------------------------------------------
  Vodafone Group PLC
   (Wireless Telecommunication Services)/(b)/           803,526     2,184,489
  ---------------------------------------------------------------------------
  Vodafone Group PLC-ADR
   (Wireless Telecommunication Services)                 40,600     1,111,628
  ---------------------------------------------------------------------------
                                                                    7,385,109
  ---------------------------------------------------------------------------
      Total Foreign Stocks & Other Equity Interests
       (Cost $16,932,018)                                          21,297,161
  ---------------------------------------------------------------------------
                                                       PRINCIPAL
                                                        AMOUNT
  BONDS & NOTES-0.19%
  Electric Utilities-0.13%
  AmerenEnergy Generating Co.-Series C, Sr. Unsec.
   Global Notes, 7.75%, 11/01/05/(c)/                  $100,000       103,883
  ---------------------------------------------------------------------------
  Kansas City Power & Light Co., Sr. Unsec. Notes,
   7.13%, 12/15/05/(c)/                                 100,000       103,548
  ---------------------------------------------------------------------------
                                                                      207,431
  ---------------------------------------------------------------------------

                            AIM V.I. UTILITIES FUND

                                                    PRINCIPAL     MARKET
                                                     AMOUNT       VALUE
   -------------------------------------------------------------------------
   Integrated Telecommunications
    Services-0.06%
   British Telecommunications PLC (United Kingdom),
    Global Notes, 7.88%, 12/15/05/(c)/              $  100,000 $    104,316
   -------------------------------------------------------------------------
       Total Bonds & Notes
        (Cost $312,814)                                             311,747
   -------------------------------------------------------------------------
                                                     SHARES
   MONEY MARKET FUNDS-4.34%
   Premier Portfolio (Cost $6,951,654)/(d)(e)/       6,951,654    6,951,654
   -------------------------------------------------------------------------
   TOTAL INVESTMENTS-100.04% (Cost $132,424,348)                160,218,154
   -------------------------------------------------------------------------
   OTHER ASSETS LESS LIABILITIES-(0.04%)                            (62,531)
   -------------------------------------------------------------------------
   NET ASSETS-100.00%                                          $160,155,623
   -------------------------------------------------------------------------

Investment Abbreviations:
ADR -American Depositary Receipt
Sr. -Senior
Unsec.-Unsecured
Notes to Schedule of Investments:
(a) Non-income producing security.
(b) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate market value of these securities at December 31, 2004 was $18,504,268, which represented 11.55% of the Fund's Total Investments. See
    Note 1A.
(c) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate market value of these securities at December 31, 2004 was $311,747, which represented 0.19% of the Fund's Total Investments. See Note 1A.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(e) Effective October 15, 2004, the INVESCO Treasurer's Money Market Reserve Fund was renamed Premier Portfolio. Effective February 25, 2005, shares of Premier Portfolio owned by the Fund will be designated as Investor Class shares.
See accompanying notes which are an integral part of the financial statements.
                            AIM V.I. UTILITIES FUND
Statement of Assets and Liabilities
December 31, 2004

ASSETS:
Investments, at market value (cost $125,472,694)                        $153,266,500
-------------------------------------------------------------------------------------
Investments in affiliated money market funds (cost $6,951,654)             6,951,654
-------------------------------------------------------------------------------------
    Total investments (cost $132,424,348)                                160,218,154
-------------------------------------------------------------------------------------
Foreign currencies, at market value (cost $739)                                  737
-------------------------------------------------------------------------------------
Receivables for:
  Fund shares sold                                                           147,170
-------------------------------------------------------------------------------------
  Dividends and interest                                                     349,979
-------------------------------------------------------------------------------------
  Investments matured (Note 8)                                                32,358
-------------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans             52,882
-------------------------------------------------------------------------------------
    Total assets                                                         160,801,280
-------------------------------------------------------------------------------------
LIABILITIES:
Payables for:
  Fund shares reacquired                                                     372,288
-------------------------------------------------------------------------------------
  Trustee deferred compensation and retirement plans                          55,067
-------------------------------------------------------------------------------------
Accrued administrative services fees                                         180,981
-------------------------------------------------------------------------------------
Accrued distribution fees--Series II                                             346
-------------------------------------------------------------------------------------
Accrued transfer agent fees                                                    3,484
-------------------------------------------------------------------------------------
Accrued operating expenses                                                    33,491
-------------------------------------------------------------------------------------
    Total liabilities                                                        645,657
-------------------------------------------------------------------------------------
Net assets applicable to shares outstanding                             $160,155,623
-------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Shares of beneficial interest                                           $140,450,493
-------------------------------------------------------------------------------------
Undistributed net investment income                                        2,579,006
-------------------------------------------------------------------------------------
Undistributed net realized gain (loss) from investment securities and
 foreign currencies                                                      (10,251,899)
-------------------------------------------------------------------------------------
Unrealized appreciation of investment securities and foreign currencies   27,378,023
-------------------------------------------------------------------------------------
                                                                        $160,155,623
-------------------------------------------------------------------------------------
NET ASSETS:
Series I                                                                $159,553,811
-------------------------------------------------------------------------------------
Series II                                                               $    601,812
-------------------------------------------------------------------------------------
SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
 UNLIMITED NUMBER OF SHARES AUTHORIZED:
Series I                                                                  10,222,926
-------------------------------------------------------------------------------------
Series II                                                                     38,642
-------------------------------------------------------------------------------------
Series I:
  Net asset value per share                                             $      15.61
-------------------------------------------------------------------------------------
Series II:
  Net asset value per share                                             $      15.57
-------------------------------------------------------------------------------------

Statement of Operations
For the year ended December 31, 2004

    INVESTMENT INCOME:
    Dividends (net of foreign withholding tax of $109,823)     $ 4,079,900
    -----------------------------------------------------------------------
    Dividends from affiliated money market funds                    97,854
    -----------------------------------------------------------------------
    Interest                                                        11,530
    -----------------------------------------------------------------------
        Total investment income                                  4,189,284
    -----------------------------------------------------------------------
    EXPENSES:
    Advisory fees                                                  614,369
    -----------------------------------------------------------------------
    Administrative services fees                                   277,440
    -----------------------------------------------------------------------
    Custodian fees                                                  23,367
    -----------------------------------------------------------------------
    Distribution fees-Series II                                        848
    -----------------------------------------------------------------------
    Transfer agent fees                                             14,046
    -----------------------------------------------------------------------
    Trustees' fees and retirement benefits                          13,153
    -----------------------------------------------------------------------
    Other                                                           93,456
    -----------------------------------------------------------------------
        Total expenses                                           1,036,679
    -----------------------------------------------------------------------
    Less:Fees waived and expense offset arrangement                 (4,576)
    -----------------------------------------------------------------------
        Net expenses                                             1,032,103
    -----------------------------------------------------------------------
    Net investment income                                        3,157,181
    -----------------------------------------------------------------------
    REALIZED AND UNREALIZED GAIN FROM INVESTMENT
     SECURITIES AND FOREIGN CURRENCIES:
    Net realized gain from:
      Investment securities                                      4,075,252
    -----------------------------------------------------------------------
      Foreign currencies                                            61,725
    -----------------------------------------------------------------------
                                                                 4,136,977
    -----------------------------------------------------------------------
    Change in net unrealized appreciation of:
      Investment securities                                     19,372,158
    -----------------------------------------------------------------------
      Foreign currencies                                             1,930
    -----------------------------------------------------------------------
                                                                19,374,088
    -----------------------------------------------------------------------
    Net gain from investment securities and foreign currencies  23,511,065
    -----------------------------------------------------------------------
    Net increase in net assets resulting from operations       $26,668,246
    -----------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.
                            AIM V.I. UTILITIES FUND
Statement of Changes in Net Assets
For the years ended December 31, 2004 and 2003

                                                                                                              2004
------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                                                                   $  3,157,181
------------------------------------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign currencies and foreign currency contracts            4,136,977
------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment securities and foreign currencies                     19,374,088
------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                                                    26,668,246
------------------------------------------------------------------------------------------------------------------------
Less distributions to shareholders from net investment income-Series I                                      (1,790,572)
------------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                                                                  72,272,573
------------------------------------------------------------------------------------------------------------------------
  Series II                                                                                                    494,954
------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from share transactions                                            72,767,527
------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets                                                                              97,645,201
------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of year                                                                                         62,510,422
------------------------------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment income of $2,579,006 and $1,194,003, respectively)  $160,155,623
------------------------------------------------------------------------------------------------------------------------

                                                                                                              2003
----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                                                                   $ 1,222,923
----------------------------------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign currencies and foreign currency contracts             142,852
----------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment securities and foreign currencies                     6,184,975
----------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                                                    7,550,750
----------------------------------------------------------------------------------------------------------------------
Less distributions to shareholders from net investment income-Series I                                       (670,647)
----------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                                                                 24,426,328
----------------------------------------------------------------------------------------------------------------------
  Series II                                                                                                        --
----------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from share transactions                                           24,426,328
----------------------------------------------------------------------------------------------------------------------
    Net increase in net assets                                                                             31,306,431
----------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of year                                                                                        31,203,991
----------------------------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment income of $2,579,006 and $1,194,003, respectively)  $62,510,422
----------------------------------------------------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.
                            AIM V.I. UTILITIES FUND
Notes to Financial Statements
December 31, 2004
NOTE 1--SIGNIFICANT ACCOUNTING POLICIES
AIM V.I. Utilities Fund, formerly INVESCO VIF-Utilities Fund, (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. On April 30, 2004, the Fund was restructured from a separate series of INVESCO Variable Investment Funds, Inc. to a new series portfolio of the Trust.
  The Fund's investment objective is to seek capital growth and current income. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.
  Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.
     A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
     Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.
     Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.
     Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.
     Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.
                            AIM V.I. UTILITIES FUND
     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.
B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
     Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
     The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
F. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are U.S. Government Securities, U.S. Government Agency Securities and/or Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to an exemptive order from the Securities and Exchange Commission, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates ("Joint repurchase agreements"). If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.
G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES
The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to based on the annual rate of 0.60% of the Fund's average daily net assets. For the period May 1, 2004 through December 31, 2004, the Fund paid advisory fees to AIM of $479,175. Prior to May 1, 2004, the Trust had an investment advisory agreement with INVESCO Funds Group, Inc. ("IFG"). For the period January 1, 2004 through April 30, 2004, the Fund paid advisory fees under similar terms to IFG of $135,194. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.30% of average daily net assets, through April 30, 2006. Prior to May 1, 2004, AIM had agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.15% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating
                            AIM V.I. UTILITIES FUND
expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any;
(ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $3,095.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. Pursuant to such agreement for the period May 1, 2004 through December 31, 2004, AIM was paid $214,424, of which AIM retained $33,470 for services provided by AIM. Prior to May 1, 2004, the Fund had an administrative services agreement with IFG. For the period January 1, 2004 through April 30, 2004, under similar terms, IFG was paid $63,016 for such services, of which IFG retained $6,686 for services provided by IFG.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AISI $14,046.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has contractually agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total annual fund operating expenses (excluding items (ii) through (vii) discussed above) of Series II shares to 1.45% of average daily net assets, through April 30, 2006. AIM Distributors did not reimburse fees during the period under this expense limitation. Pursuant to the Plan, for the period April 30, 2004 (date sales commenced) through December 31, 2004, the Series II shares paid $848.
  Certain officers and trustees of the Trust are also officers and directors of AIM, AISI and/or AIM Distributors.
NOTE 3--INVESTMENTS IN AFFILIATES
The Fund is permitted, pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market fund below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in an affiliated money market fund for the year ended December 31, 2004.
INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                           UNREALIZED
                  MARKET VALUE  PURCHASES    PROCEEDS     APPRECIATION  MARKET VALUE DIVIDEND  REALIZED
FUND                12/31/03     AT COST    FROM SALES   (DEPRECIATION)   12/31/04    INCOME  GAIN (LOSS)
---------------------------------------------------------------------------------------------------------
Premier Portfolio  $3,151,179  $89,764,418 $(85,963,943)      $ --       $6,951,654  $97,854     $ --
---------------------------------------------------------------------------------------------------------

NOTE 4--EXPENSE OFFSET ARRANGEMENT
The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2004, the Fund received credits in custodian fees of $1,481 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $1,481.
NOTE 5--TRUSTEES' FEES
Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.
  Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.
  Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2004, the Fund paid legal fees of $1,963 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.
                            AIM V.I. UTILITIES FUND
NOTE 6--BORROWINGS
Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.
  The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.
  During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.
  Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.
NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS DISTRIBUTIONS TO SHAREHOLDERS:
The tax character of distributions paid during the years ended December 31, 2004 and 2003 was as follows:

                                                     2004      2003
          -----------------------------------------------------------
          Distributions paid from ordinary income $1,790,572 $670,647
          -----------------------------------------------------------

TAX COMPONENTS OF NET ASSETS:
As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                        2004
               --------------------------------------------------
               Undistributed ordinary income        $  2,634,305
               --------------------------------------------------
               Unrealized appreciation--investments   26,402,725
               --------------------------------------------------
               Temporary book/tax differences            (49,708)
               --------------------------------------------------
               Capital loss carryforward              (9,282,192)
               --------------------------------------------------
               Shares of beneficial interest         140,450,493
               --------------------------------------------------
               Total net assets                     $160,155,623
               --------------------------------------------------

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the tax deferral of losses on wash sales, the treatment of corporate actions and the treatment of defaulted bonds. The tax-basis unrealized appreciation (depreciation) on investments amount includes appreciation on foreign currencies of $3,566.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of December 31, 2004 to utilizing $5,603,621 of capital loss carryforward in the fiscal year ended December 31, 2005.
  The Fund utilized $1,198,507 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2004 which expires as follows:

                                                 CAPITAL LOSS
                 EXPIRATION                      CARRYFORWARD*
                 ---------------------------------------------
                 December 31, 2008                $1,361,470
                 ---------------------------------------------
                 December 31, 2009                 7,920,722
                 ---------------------------------------------
                 Total capital loss carryforward  $9,282,192
                 ---------------------------------------------

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.
                            AIM V.I. UTILITIES FUND
NOTE 8--INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $100,455,986 and $43,988,943, respectively.
  Receivable for investments matured represents the estimated proceeds to the fund by Candescent Technologies Corp. which is in default with respect to the principal payments on $20,233,000 par value, Senior Unsecured Guaranteed Subordinated Debentures, 8.00%, which were due May 1, 2003. This estimate was determined in accordance with the fair valuation procedures authorized by the Board of Trustees. Unrealized appreciation (depreciation) at December 31, 2004 was $(419,349).

            UNREALIZED APPRECIATION (DEPRECIATION) OF
              INVESTMENT SECURITIES ON A TAX BASIS
   -------------------------------------------------------------------------
   Aggregate unrealized appreciation of investment securities   $27,005,259
   -------------------------------------------------------------------------
   Aggregate unrealized (depreciation) of investment securities    (186,751)
   -------------------------------------------------------------------------
   Net unrealized appreciation of investment securities         $26,818,508
   -------------------------------------------------------------------------
   Cost of investments for tax purposes is $133,399,646.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES
Primarily as a result of differing book/tax treatment of foreign currency transactions and redomestication expenses, on December 31, 2004, undistributed net investment income was increased by $67,699, undistributed net realized gain
(loss) was decreased by $61,722 and shares of beneficial interest decreased by $5,977. Further, as a result of tax deferrals acquired in the reorganization of AIM V.I. Global Utilities Fund into the Fund, undistributed net investment income was decreased by $49,305, undistributed net realized gain (loss) was decreased by $5,754,529 and shares of beneficial interest was increased by $5,803,834. This reclassification had no effect on the net assets of the Fund.
NOTE 10--SHARE INFORMATION

                               CHANGES IN SHARES OUTSTANDING/(A)/
------------------------------------------------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                             --------------------------------------------------
                                                       2004                      2003
                                             ------------------------  ------------------------
                                               SHARES       AMOUNT       SHARES       AMOUNT
------------------------------------------------------------------------------------------------
Sold:
  Series I                                    7,260,883  $ 98,809,827   3,270,616  $ 38,622,032
------------------------------------------------------------------------------------------------
  Series II/(b)/                                  9,123       123,917          --            --
------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Series I                                      141,547     1,790,572      53,910       670,647
------------------------------------------------------------------------------------------------
Issued in connection with acquisitions:/(c)/
  Series I                                    1,651,306    20,891,460          --            --
------------------------------------------------------------------------------------------------
  Series II/(b)/                                 35,261       445,966          --            --
------------------------------------------------------------------------------------------------
Reacquired:
  Series I                                   (3,656,840)  (49,219,286) (1,294,779)  (14,866,351)
------------------------------------------------------------------------------------------------
  Series II/(b)/                                 (5,742)      (74,929)         --            --
------------------------------------------------------------------------------------------------
                                              5,435,538  $ 72,767,527   2,029,747  $ 24,426,328
------------------------------------------------------------------------------------------------

/(a)/There are five entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 80% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.
/(b)/Series II shares commenced sales on April 30, 2004.
/(c)/As of the opening of business on April 30, 2004, the Fund acquired all of the nets assets of AIM V.I. Global Utilities Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on December 9, 2003 and AIM V.I. Global Utilities Fund shareholders on April 2, 2004. The acquisition was accomplished by a tax-free exchange of 1,686,567 shares of the Fund for 1,960,982 shares of AIM V.I. Global Utilities Fund outstanding as of the close of business on April 29, 2004. AIM V.I. Global Utilities Fund's net assets at that date of $21,337,426, including $1,651,275 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $69,390,372.
                            AIM V.I. UTILITIES FUND
NOTE 11--FINANCIAL HIGHLIGHTS
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                           SERIES I
                                                                   -------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                                   -------------------------------------------------------
                                                                        2004          2003       2002      2001      2000
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $  12.95       $ 11.16      $ 14.08   $ 21.06   $ 20.97
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                0.42/(a)/     0.33/(a)/    0.19      0.00      0.17
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)      2.57          1.60        (3.05)    (6.83)     0.87
---------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                   2.99          1.93        (2.86)    (6.83)     1.04
---------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                (0.33)        (0.14)       (0.06)    (0.07)    (0.03)
---------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                                  --            --           --     (0.08)    (0.92)
---------------------------------------------------------------------------------------------------------------------------
    Total distributions                                               (0.33)        (0.14)       (0.06)    (0.15)    (0.95)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  15.61       $ 12.95      $ 11.16   $ 14.08   $ 21.06
---------------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                     23.65%        17.38%      (20.32)%  (32.41)%    5.28%
---------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $159,554       $62,510      $31,204   $20,947   $12,300
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                1.01%/(c)/    1.08%        1.15%     1.15%     1.22%
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                   3.09%/(c)/    2.84%        2.59%     1.13%     0.94%
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                  52%           58%         102%       33%       50%
---------------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
/(c)/Ratios are based on average daily net assets of $102,055,423.

                                                                SERIES II
                                                          ----------------------
                                                              APRIL 30, 2004
                                                          (DATE SALES COMMENCED)
                                                                    TO
                                                            DECEMBER 31, 2004
                                                          ----------------------
Net asset value, beginning of period                              $12.63
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             0.26/(a)/
--------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)            2.68
--------------------------------------------------------------------------------
    Total from investment operations                                2.94
--------------------------------------------------------------------------------
Net asset value, end of period                                    $15.57
--------------------------------------------------------------------------------
Total return/(b)/                                                  23.28%
--------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $  602
--------------------------------------------------------------------------------
Ratio of expenses to average net assets                             1.28%/(c)/
--------------------------------------------------------------------------------
Ratio of net investment income to average net assets                2.82%/(c)/
--------------------------------------------------------------------------------
Portfolio turnover rate/(d)/                                          52%
--------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce the total returns.
/(c)/Ratios are annualized and based on average daily net assets of $504,858. /(d)/Not annualized for periods less than one year.
                            AIM V.I. UTILITIES FUND
NOTE 12--LEGAL PROCEEDINGS
Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.
SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING
On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.
  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those
AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.
  Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.
  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.
  The SEC has also settled market timing enforcement actions against Raymond R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.
  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement payments may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.
  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.
REGULATORY INQUIRIES AND PENDING LITIGATION
The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.
  As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.
                            AIM V.I. UTILITIES FUND
  Ongoing Regulatory Inquiries Concerning IFG and AIM
  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.
  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.
  Private Civil Actions Alleging Market Timing
  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.
  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM
Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.
  Private Civil Actions Alleging Improper Use of Fair Value Pricing
  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.
  Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the
Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.
                            AIM V.I. UTILITIES FUND
  Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes
  Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the
Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.
  Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements
  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the
Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.
  Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements
  A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
 *                                    *                                     *
================================================================================
  As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.
                            AIM V.I. UTILITIES FUND

                                     PART C

                                OTHER INFORMATION


Item 23.                                                       Exhibits
                  -----------------------------------------------------------------------------------------------------
a (1)    -        (a)     Amended and Restated Agreement and Declaration of Trust of Registrant, dated May 15,
                  2002.(20)

         -        (b)     Amendment No. 1, dated May 30, 2003, to Amended and Restated Agreement and Declaration of
                  Trust of Registrant.(21)

         -        (c)     Amendment No. 2, effective December 10, 2003, to Amended and Restated Agreement and
                  Declaration of Trust of Registrant. (22)

         -        (d)     Amendment No. 3, effective April 30, 2004, to Amended and Restated Agreement and Declaration
                  of Trust of Registrant.(22)

         -        (e)     Amendment No. 4, effective October 15, 2004, to Amended and Restated Agreement and
                  Declaration of Trust of Registrant.(24)

         -        (f)     Amendment No. 5, effective December 2, 2004, to Amended and Restated Agreement and
                  Declaration of Trust of Registrant.(24)

         -        (g)     Amendment No. 6, effective July 1, 2005, to Amended and Restated Agreement and Declaration of
                  Trust of Registrant.(25)

         -        (h)     Amendment No. 7, effective July 1, 2005, to Amended and Restated Agreement and Declaration of
                  Trust of Registrant.(25)

b (1)    -        (a)     Amended and Restated By-Laws of Registrant, dated effective May 15, 2002.(20)

         -        (b)     First Amendment to Amended and Restated By-Laws of Registrant, Adopted November 6, 2003.(24)

         -        (c)     Second Amendment to Amended and Restated By-Laws of Registrant, Adopted September 15,
                  2004.(24)

c        -        Instruments Defining Rights of Security Holders - All rights of security holders are contained in the
                  Registrant's Agreement and Declaration of Trust.

d (1)    -        (a)     Master Investment Advisory Agreement, dated May 1, 2000, between Registrant and A I M
                  Advisors, Inc.(14)

         -        (b)     Amendment No. 1, dated May 1, 2001, to Master Investment Advisory Agreement, dated May 1,
                  2000, between Registrant and A I M Advisors, Inc.(15)

         -        (c)     Amendment No. 2 to Master Investment Advisory Agreement of Registrant dated September 7,
                  2001, between Registrant and A I M Advisors, Inc.(18)

         -        (d)     Amendment No. 3 to Master Investment Advisory Agreement of Registrant dated May 1, 2002, between Registrant and A I M Advisors, Inc.(20)

         -        (e)     Amendment No. 4, dated August 29, 2003, to Master Investment Advisory Agreement, dated May 1,
                  2000, between Registrant and A I M Advisors, Inc.(22)

         -        (f)     Amendment No. 5, dated April 30, 2004 to Master Investment Advisory Agreement between
                  Registrant and A I M Advisors, Inc.(24)

         -        (g)     Amendment No. 6, dated July 1, 2004, to Master Investment Advisory Agreement between
                  Registrant and A I M Advisors, Inc.(24)

         -        (h)     Amendment No. 7, dated October 15, 2004, to Master Investment Advisory Agreement between
                  Registrant and A I M Advisors,
                  Inc.(24)

         -        (i)     Form of Amendment No. 8 to Master Investment Advisory Agreement between Registrant and A I M
                  Advisors, Inc.(25)

  (2)    -        (a)      Sub-Advisory Agreement, dated May 1, 2000, between Registrant and H.S. Dent Advisors,
                  Inc.(14)

         -        (b)     Master Intergoup Sub-Advisory Contract for Mutual Funds, dated April 30, 2004, between A I M
                  Advisors, Inc. and INVESCO Institutional (N.A.), Inc.(24)

         -        (c)     Amendment No. 1, dated July 16, 2004, to Master Intergoup Sub-Advisory Contract for Mutual
                  Funds between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc.(24)

                  (d)     Amendment No. 2, dated September 30, 2004, to Master Intergoup Sub-Advisory Contract for Mutual
                  Funds between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc.(24)

         -        (e)     Amendment No. 3, dated October 15, 2004, to Master Intergoup Sub-Advisory Contract for Mutual
                  Funds between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc.(24)

  (3)    -        (a)     Foreign Country Selection and Mandatory Securities Depository Responsibilities Delegation
                  Agreement, dated September 9, 1998, between Registrant and A I M Advisors, Inc.(7)

         -        (b)     Amendment No. 1, dated September 28, 1998, to Foreign Country Selection and Mandatory
                  Securities Depository Responsibilities Delegation Agreement between Registrant and A I M Advisors,
                  Inc.(8)

         -        (c)     Amendment No. 2, dated December 14, 1998, to Foreign Country Selection and Mandatory
                  Securities Depository Responsibilities Delegation Agreement between Registrant and A I M Advisors,
                  Inc.(8)

e (1)    -        (a)     First Amended and Restated Master Distribution Agreement, dated July 16, 2001, between
                  Registrant and A I M Distributors, Inc.(17)

         -        (b)     Amendment No. 1, dated September 7, 2001, to First Amended and Restated Master Distribution
                  Agreement, between Registrant and A I M Distributors, Inc., dated July 16, 2001.(18)

         -        (c)     Amendment No. 2, dated May 1, 2002, to First Amended and Restated Master Distribution
                  Agreement between Registrant and A I M Distributors Inc., dated July 16, 2001.(20)

         -        (d)     Amendment No. 3, dated August 29, 2003, to First Amended and Restated Master Distribution
                  Agreement, between Registrant and A I M Distributors, Inc., dated July 16, 2001.(22)

         -        (e)     Amendment No. 4, dated April 30, 2004, to First Amended and Restated Master Distribution
                  Agreement between Registrant and A I M Distributors, Inc.(24)

         -        (f)     Amendment No. 5, dated October 15, 2004, to First Amended and Restated Master Distribution
                  Agreement between Registrant and A I M Distributors, Inc.(24)

         -        (g)     Form of Amendment No. 6 to First Amended and Restated Master Distribution Agreement between
                  Registrant and A I M Distributors, Inc.(25)

f (1)    -        Retirement Plan of Registrant's Non-Affiliated Directors, effective March 8, 1994, as restated
                  September 18, 1995.(4)

  (2)    -        Retirement Plan for Eligible Directors/Trustees effective as of March 8, 1994, as Restated
                  September 18, 1995 and as Restated March 7, 2000.(14)

  (3)    -        Form of Director Deferred Compensation Agreement effective as Amended March 7, 2000, September
                  28, 2001 and September 26, 2002.(22)

g (1)    -        (a)     Master Custodian Contract, dated May 1, 2000, between Registrant and State Street Bank and
                  Trust Company.(15)

         -        (b)     Amendment, dated May 1, 2000, to Master Custodian Contract, dated May 1, 2000, between
                  Registrant and State Street Bank and Trust Company.(15)

         -        (c)     Amendment, dated June 29, 2001, to Master Custodian Contract dated May 1, 2000, between
                  Registrant and State Street Bank and Trust Company.(20)

         -        (d)     Amendment, dated April 2, 2002, to Master Custodian Contract dated May 1, 2000, between
                  Registrant and State Street Bank and Trust Company.(20)

         -        (e)     Amendment, dated September 8, 2004, to Master Custodian Contract dated May 1, 2000, between
                  Registrant and State Street Bank and Trust Company.(24)

  (2)    -        Custody Agreement, dated September 19, 2000, between Registrant and The Bank of New York.(15)

h (1)    -        (a)     Second Amended and Restated Master Administrative Services Agreement, dated July 1, 2004, between Registrant and A I M Advisors, Inc.(24)

         -
         -        (b)     Amendment No. 1, dated October 15, 2004, to Second Amended and Restated Master Administrative
                  Services Agreement, dated July 1, 2004, between Registrant and A I M Advisors, Inc.(24)

         -        (c)     Amendment No. 2, dated December 2, 2004, to Second Amended and Restated Master Administrative
                  Services Agreement, dated July 1, 2004, between Registrant and A I M Advisors, Inc.(24)

         -        (d)     Form of Amendment No. 3 to Second Amended and Restated Master Administrative Services
                  Agreement, dated July 1, 2004, between Registrant and A I M Advisors, Inc.(25)

  (2)    -        Transfer Agency and Service Agreement, dated October 15, 2001, between Registrant and A I M Fund
                  Services, Inc., (now known as AIM Investment Services, Inc.).(18)

  (3)    -        Participation Agreement, dated February 25, 1993, between Registrant, Connecticut General Life
                  Insurance Company and A I M Distributors, Inc.(4)

  (4)    -        (a)     Participation Agreement, dated February 10, 1995, between Registrant and Citicorp Life
                  Insurance Company.(4)

         -        (b)     Amendment No. 1, dated February 3, 1997, to the Participation Agreement dated February
                  10, 1995, between Registrant and Citicorp Life Insurance Company.(6)

  (5)    -        (a)     Participation Agreement, dated February 10, 1995, between Registrant and First Citicorp Life
                  Insurance Company.(4)

         -        (b)     Amendment No. 1, dated February 3, 1997, to the Participation Agreement, dated February
                  10, 1995, between Registrant and First Citicorp Life Insurance Company.(6)

  (6)    -        (a)     Participation Agreement, dated December 19, 1995, between Registrant and Glenbrook Life and
                  Annuity Company.(4)

         -        (a)(i)  Side Letter Agreement, dated December 1, 1995, among Registrant and Glenbrook Life and
                  Annuity Company.(5)

         -        (b)     Amendment No. 1, dated November 7, 1997, to the Participation Agreement, dated December
                  19, 1995, between Registrant and Glenbrook Life and Annuity Company.(7)

         -        (c)     Amendment No. 2, dated September 2, 1997, to the Participation Agreement, dated December
                  19, 1995, between Registrant and Glenbrook Life and Annuity Company.(6)

         -        (d)     Amendment No. 3, dated January 26, 1998, to the Participation Agreement, dated December
                  19, 1995, between Registrant and Glenbrook Life and Annuity Company.(7)

         -        (e)     Amendment No. 4, dated May 1, 1998, to the Participation Agreement, dated December 19, 1995, between Registrant and Glenbrook Life and Annuity Company.(7)

         -        (f)     Amendment No. 5, dated January 12, 1999, to the Participation Agreement, dated December
                  19, 1995, between Registrant and Glenbrook Life and Annuity Insurance Company.(8)

         -        (g)     Amendment No. 6, dated September 26, 2001, to the Participation Agreement, dated December
                  19, 1995, between Registrant and Glenbrook Life and Annuity Company.(20)

  (7)    -        Participation Agreement, dated March 4, 1996, between Registrant and IDS Life Insurance Company.(4)

  (8)    -        (a)     Participation Agreement, dated October 7, 1996, between Registrant and IDS Life Insurance
                  Company (supersedes and replaces Participation Agreement dated March 4, 1996).(5)

         -        (a)(i)  Side Letter Agreement, dated September 27, 1996, between Registrant, IDS Life Insurance
                  Company and IDS Life Insurance Company of New York.(6)

         -        (b)     Amendment 1, dated November 11, 1997, to the Participation Agreement, dated October 7, 1996, between registrant and IDS Life Insurance Company.(8)

  (9)    -        (a)     Participation Agreement, dated October 7, 1996, between Registrant and IDS Life Insurance
                  Company of New York.(5)

         -        (b)     Amendment No. 1, dated November 11, 1997, to the Participation Agreement, dated October
                  7, 1996 between registrant and IDS Life Insurance Company of New York.(8)

  (10)   -        Participation Agreement, dated April 8, 1996, between Registrant and Connecticut General Life
                  Insurance Company.(4)

  (11)   -        (a)     Participation Agreement, dated September 21, 1996, between Registrant and Pruco Life
                  Insurance Company.(5)

         -        (b)     Amendment No. 1, dated July 1, 1997, to the Participation Agreement, dated September
                  21, 1996, between Registrant and Pruco Life Insurance Company.(6)

         -        (c)     Amendment No. 2, dated August 1, 1998, to the Participation Agreement, dated September
                  21, 1996, between Registrant and Pruco Life Insurance Company.(7)

         -        (d)     Amendment No. 3, dated November 8, 1999, to the Participation Agreement dated September
                  21, 1996, between Registrant and Pruco Life Insurance Company.(14)

         -        (e)     Amendment No. 4 dated April 10, 2000, to the Participation Agreement dated September
                  21, 1996, between Registrant and Pruco Life Insurance Company.(14)

  (12)   -        (a)     Participation Agreement, dated October 1, 1996, between Registrant and Allstate Life
                  Insurance Company of New York.(5)

         -        (a)(i) Side Letter Agreement, dated October 1, 1996, between Registrant and Allstate Life Insurance
                  Company of New York.(7)

         -        (b)     Amendment No. 1, dated November 7, 1997, to the Participation Agreement, dated October
                  1, 1996, between Registrant and Allstate Life Insurance Company of New York.(9)

  (13)   -        (a)     Participation Agreement, dated December 18, 1996, between Registrant and Merrill Lynch Life
                  Insurance Company.(5)

         -        (a)(i)  Side Letter Agreement, dated December 18, 1996, between Registrant and Merrill, Lynch,
                  Pierce, Fenner & Smith, Incorporated.(5)

         -        (b)     Amendment No. 1, dated May 1, 1997, to the Participation Agreement, dated December 18, 1996, between Registrant and Merrill Lynch Life Insurance Company.(6)

         -        (c)     Amendment No. 2, dated April 13, 2000, to the Participation Agreement, dated December
                  18, 1996, between Registrant and Merrill Lynch Life Insurance Company.(14)

         -        (d)     Amendment No. 3, dated February 16, 2001, to the Participation Agreement, dated December
                  18, 1996, between Registrant and Merrill Lynch Life Insurance Company.(18)

         -        (e)     Amendment No. 4, dated May 1, 2001, to the Participation Agreement, dated December 18, 1996, between Registrant and Merrill Lynch Life Insurance Company.(18)

         -        (f)     Amendment No. 5, dated October 5, 2001, to the Participation Agreement, dated December
                  18, 1996, between Registrant and Merrill Lynch Life Insurance Company.(18)

         -        (g)     Agreement No. 6, dated September 10, 2002, to the Participation Agreement, dated December
                  18, 1996, between Registrant and Merrill Lynch Life Insurance Company.(20)

  (14)   -        (a)     Participation Agreement, dated December 18, 1996, between Registrant and ML Life Insurance
                  Company of New York.(5)

         -        (b)     Amendment No. 1, dated May 1, 1997, to the Participation Agreement, dated December 18, 1996, between Registrant and ML Life Insurance Company of New York.(6)

         -        (c)     Amendment No. 2, dated April 3, 2000, to the Participation Agreement, dated December
                  18, 1996, by and between Registrant and ML Life Insurance Company of New York.(14)

         -        (d)     Amendment No. 3 dated February 16, 2001, to the Participation Agreement, dated December
                  18, 1996, between Registrant and ML Life Insurance Company of New York.(18)

         -        (e)     Amendment No. 4, dated May 1, 2001, to the Participation Agreement, dated December 18, 1996, between Registrant and ML Life Insurance Company of New York.(18)

         -        (f)     Amendment No. 5, dated October 5, 2001, to the Participation Agreement, dated, December
                  18, 1996, between Registrant and ML Life Insurance Company of New York.(18)

         -        (g)     Amendment No. 6, dated September 10, 2002, to the Participation Agreement, dated December
                  18, 1996, between Registrant and ML Life Insurance Company of New York.(20)

  (15)   -        (a)     Participation Agreement, dated February 14, 1997, between Registrant and Pruco Life Insurance
                  Company of New Jersey.(5)

         -        (b)     Amendment No. 1, dated November 8, 1999, to the Participation Agreement, dated February
                  14, 1997, between Registrant and Pruco Life Insurance Company of New Jersey.(14)

         -        (c)     Amendment No. 2, dated April 10, 2000, to the Participation Agreement, dated February
                  14, 1997, between Registrant and Pruco Life Insurance Company of New Jersey.(14)

  (16)   -        Participation Agreement, dated April 30, 1997, between Registrant and Prudential Insurance Company of
                  America.(6)

  (17)   -        Participation Agreement, dated October 30, 1997, between Registrant and American Centurion Life
                  Assurance Company.(6)

  (18)   -        (a)     Participation Agreement, dated October 30, 1997, between Registrant and American Enterprise
                  Life Insurance Company.(6)

         -        (a)(i)  Letter Agreement, dated October 30, 1997, between American Enterprise Life Insurance Company and American Centurion Life Assurance Company.(6)

  (19)   -        Participation Agreement, dated November 20, 1997, between Registrant and AIG Life Insurance
                  Company.(6)

  (20)   -        Participation Agreement, dated November 20, 1997, between Registrant and American International Life
                  Assurance Company of New York.(6)

  (21)   -        (a)     Participation Agreement, dated November 4, 1997, between Registrant and Nationwide Life
                  Insurance Company.(6)

         -        (b)     Amendment No. 1, dated June 15, 1998, to the Participation Agreement, dated November 4, 1997, between Registrant and Nationwide Life Insurance Company.(7)

  (22)   -        (a)     Participation Agreement, dated December 3, 1997, between Registrant and Security Life of
                  Denver.(6)

         -        (b)     Amendment No. 1, dated June 23, 1998, to the Participation Agreement, dated December 3, 1997, between Registrant and Security Life of Denver.(7)

         -        (c)     Amendment No. 2, dated May 20, 1999, to the Participation Agreement, dated December 3, 1997, between Registrant and Security Life of Denver Insurance Company.(10)

         -        (d)     Amendment No. 3, dated November 1, 1999, to the Participation Agreement, dated December
                  3, 1997, between Registrant and Security Life of Denver Insurance Company.(12)

         -        (e)     Amendment No. 4, dated March 2, 2000, to the Participation Agreement, dated December 3, 1997, between Registrant and Security Life of Denver Insurance Company.(14)

         -        (f)     Amendment No. 5, dated December 28, 2000, to the Participation Agreement, dated December
                  3, 1997, between Registrant and Security Life of Denver Insurance Company.(14)

         -        (g)     Amendment No. 6, dated September 5, 2001, to the Participation Agreement, dated December
                  3, 1997, between Registrant and Security Life of Denver Insurance Company.(18)

  (23)   -        (a)     Participation Agreement, dated December 31, 1997, between Registrant and Cova Financial
                  Services Life Insurance Company.(6)

         -        (b)     Amendment No. 1, dated April 23, 1999, to the Participation Agreement, dated December
                  31, 1997, between Registrant and Cova Financial Services Life Insurance Company.(12)

         -        (c)     Amendment No. 2, dated September 1, 2000, to the Participation Agreement, dated December 31,
                  1997, between Registrant and Cova Financial Services Life Insurance Company.(14)

         -        (d)     Amendment No. 3, dated February 12, 2001, to the Participation Agreement, dated December
                  31, 1997, between Registrant and Met Life Investors Insurance Company (formerly Cova Financial
                  Services Life Insurance Company).(18)

  (24)   -        (a)     Participation Agreement, dated December 31, 1997, between Registrant and Cova Financial Life
                  Insurance Company.(6)

         -        (b)     Amendment No. 1, dated April 23, 1999, to the Participation Agreement, dated December
                  31, 1997, between Registrant and Cova Financial Life Insurance Company.(10)

         -        (c)     Amendment No. 2, dated February 12, 2001, to the Participation Agreement, dated April 23,
                  1999, between Registrant and Met Life Investors Insurance Company (formerly Cova Financial Life
                  Insurance Company).(18)

  (25)   -        (a)     Participation Agreement, dated February 2, 1998, between Registrant and The Guardian
                  Insurance & Annuity Company, Inc.(7)

         -        (b)     Amendment No. 1, dated July 1, 1999, to the Participation Agreement, dated February 2, 1998, between Registrant and The Guardian Life Insurance & Annuity Company, Inc.(11)

         -        (c)     Amendment No. 2, dated May 1, 2000, to the Participation Agreement, dated February 2, 1998, between Registrant and The Guardian Life Insurance & Annuity Company, Inc.(14)

         -        (d)     Amendment No. 3, dated August 1, 2000, to the Participation Agreement, dated February 2,
                  1998, between Registrant and The Guardian Life Insurance & Annuity Company.(14)

         -        (e)     Amendment No. 4, dated December 1, 2000, to the Participation Agreement, dated February 2,
                  1998, between Registrant and The Guardian Life Insurance and Annuity Company, Inc.(18)

  (26)   -        (a)     Participation Agreement, dated February 17, 1998, between Registrant and Sun Life Assurance
                  Company of Canada (U.S.).(7)

         -        (b)     Amendment No. 1, dated December 11, 1998, to the Participation Agreement, dated February 17,
                  1998, between Registrant and Sun Life Assurance Company of Canada (U.S.).(8)

         -        (c)     Amendment No. 2, dated March 15, 1999, to the Participation Agreement, dated February 17,
                  1998, between Registrant and Sun Life Assurance Company of Canada (U.S.).(14)

         -        (d)     Amendment No. 3, dated April 17, 2000, to the Participation Agreement, dated February 17,
                  1998, between Registrant and Sun Life Assurance Company of Canada (U.S.).(14)

         -        (e)     Amendment No. 4, dated May 1, 2000, to the Participation Agreement, dated February 17, 1998, between Registrant and Sun Life Assurance Company of Canada (U.S).(18)

         -        (f)     Amendment No. 5, dated May 1, 2001, to the Participation Agreement, dated February 17, 1998, between Registrant and Sun Life Assurance Company of Canada (U.S.).(18)

         -        (g)     Amendment No. 6, dated September 1, 2001, to the Participation Agreement dated February
                  17, 1998, between Registrant and Sun Life Assurance Company of Canada (U.S.).(18)

         -        (h)     Amendment No. 7, date April 1, 2002 to the Participation Agreement dated February 17, 1998, between Registrant and Sun Life Assurance Company of Canada (U.S.).(20)

         -        (i)     Amendment No. 8, dated August 5, 2002, to the Participation Agreement dated February 17,
                  1998, between Registrant and Sun Life Assurance Company of Canada (U.S.).(20)

  (27)   -        Participation Agreement, dated April 1, 1998, between Registrant and United Life & Annuity Insurance
                  Company.(7)

  (28)   -        (a)     Participation Agreement, dated April 21, 1998, between Registrant and Keyport Life Insurance
                  Company.(7)

         -        (b)     Amendment No. 1, dated December 28, 1998, to the Participation Agreement, dated April 21,
                  1998, between Registrant and Keyport Life Insurance Company.(8)

         -        (c)     Amendment No. 2, dated March 12, 2001, to the Participation Agreement, dated April 21, 1998, between Registrant and Keyport Life Insurance Company.(18)

  (29)   -        (a)     Participation Agreement, dated May 1, 1998, between Registrant and PFL Life Insurance
                  Company.(7)

         -        (b)     Amendment No. 1, dated June 30, 1998, to the Participation Agreement, dated May 1, 1998, between Registrant and PFL Life Insurance Company.(7)

         -        (c)     Amendment No. 2, dated November 27, 1998, to the Participation Agreement, dated May 1, 1998, between Registrant and PFL Life Insurance Company.(8)

         -        (d)     Amendment No. 3, dated August 1, 1999, to the Participation Agreement, dated May 1, 1998, between Registrant and PFL Life Insurance Company.(18)

         -        (e)     Amendment No. 4, dated February 28, 2001, to the Participation Agreement, dated May 1, 1998, between Registrant and PFL Life Insurance Company.(18)

         -        (f)     Amendment No. 5, dated July 1, 2001, to the Participation Agreement, dated May 1, 1998, between Registrant and Transamerica Life Insurance Company (formerly PFL Life Insurance Company).(18)

         -        (g)     Amendment No. 6, dated August 15, 2001, to the Participation Agreement dated May 1, 1998, between Transamerica Life Insurance Company (formerly PFL Life Insurance Company).(18)

         -        (h)     Amendment No. 7 dated May 1, 2002, to the Participation Agreement, dated May 1, 1998, between Registrant and Transamerica Life Insurance Company (formerly PFL Life Insurance Company).(20)

         -        (i)     Amendment No. 8 dated July 15, 2002, to the Participation Agreement, dated May 1, 1998, between Registrant and Transamerica Life Insurance Company (formerly PFL Life Insurance Company).(20)

         -        (j)     Amendment No. 9 dated December 1, 2002, to the Participation Agreement, dated May 1, 1998, between Registrant and Transamerica Life Insurance Company (formerly PFL Life Insurance Company).(20)

  (30)   -        Participation Agreement, dated May 1, 1998, between Registrant and Fortis Benefits Insurance
                  Company.(7)

  (31)   -        (a)     Participation Agreement, dated June 1, 1998, between Registrant and American General Life
                  Insurance Company.(7)

         -        (b)     Amendment No. 1, dated January 1, 1999, to the Participation Agreement, dated June 1, 1998, between Registrant and American General Life Insurance Company.(9)

         -        (c)     Amendment No. 2, dated September 29, 1999, to the Participation Agreement, dated June 1,
                  1998, between Registrant and American General Life Insurance Company.(14)

         -        (d)     Amendment No. 3, dated February 1, 2000, to the Participation Agreement, dated June 1, 1998, between Registrant and American General Life Insurance Company.(14)

         -        (e)     Amendment No. 4, dated November 1, 2000, to the Participation Agreement, dated June 1, 1998, between Registrant and American General Life Insurance Company.(18)

         -        (f)     Amendment No. 5, dated May 14, 2002, to the Participation Agreement, dated June 1, 1998, between Registrant and American General Life Insurance Company.(20)

  (32)   -        (a)     Participation Agreement, dated June 16, 1998, between Registrant and Lincoln National Life
                  Insurance Company.(7)

         -        (b)     Amendment No. 1, dated November 20, 1998, to the Participation Agreement, dated June 16,
                  1998, between Registrant and Lincoln National Life Insurance Company.(8)

         -        (c)     Amendment No. 2, dated May 1, 1999, to the Participation Agreement, dated June 16, 1998, between Registrant and Lincoln National Life Insurance Company.(14)

         -        (d)     Amendment No. 3, dated October 14, 1999, to the Participation Agreement, dated June 16, 1998, between Registrant and Lincoln National Life Insurance Company.(14)

         -        (e)     Amendment No. 4, dated May 1, 2000, to the Participation Agreement, dated June 16, 1998, between Registrant and Lincoln National Life Insurance Company.(14)

         -        (f)     Amendment No. 5, dated July 15, 2000, to the Participation Agreement, dated June 16, 1998, between Registrant and Lincoln National Life Insurance Company.(18)

         -        (g)     Amendment No. 6, dated July 15, 2001, to the Participation Agreement dated June 16, 1998, between Registrant and Lincoln National Life Insurance Company.(18)

  (33)   -        (a)     Participation Agreement, dated June 30, 1998, between Registrant and Aetna Life Insurance and
                  Annuity Company.(7)

         -        (b)     Amendment No. 1, dated October 1, 2000, to the Participation Agreement, dated June 20, 1998, between Registrant and AETNA Life Insurance and Annuity Company.(18)

  (34)   -        (a)     Participation Agreement, dated July 1, 1998, between Registrant and The Union Central Life
                  Insurance Company.(8)

         -        (b)     Amendment dated January 1, 2003, to the Participation Agreement, dated July 1, 1998, between
                  Registrant and The Union Central Life Insurance Company.(20)

  (35)   -        Participation Agreement, dated July 1, 1998, between Registrant and United Investors Life Insurance
                  Company.(8)

  (36)   -        (a)     Participation Agreement, dated July 2, 1998, between Registrant and Hartford Life Insurance
                  Company.(7)

         -        (b)     Amendment No. 1, dated April 29, 2002, to be effective as of November 1, 2000, to the
                  Participation Agreement, dated July 2, 1998, between Registration and Hartford Life Insurance
                  Company.(20)

         -        (c)     Amendment No. 2, dated September 20, 2001, to the Participation Agreement, dated July 2,
                  1998, between Registrant and Hartford Life Insurance Company.(20)

  (37)   -        (a)     Participation Agreement, dated July 13, 1998, between Registrant and Keyport Benefit Life
                  Insurance Company.(7)

         -        (b)     Amendment No. 1, dated December 28, 1998 to the Participation Agreement, dated July 13, 1998, between Registrant and Keyport Benefit Life Insurance Company.(8)

  (38)   -        (a)     Participation Agreement, dated July 27, 1998, between Registrant and Allmerica Financial Life
                  Insurance and Annuity Company.(7)

         -        (b)     Amendment No. 1, dated February 11, 2000, to the Participation Agreement dated July 27, 1998 between Registrant and Allmerica Financial Life Insurance and Annuity Company.(13)

         -        (c)     Amendment No. 2, dated April 10, 2000, to the Participation Agreement, dated July 27, 1998, between Registrant and Allmerica Financial Life Insurance and Annuity Company.(14)

         -        (d)     Amendment No. 3, dated May 1, 2000, to the Participation Agreement, dated July 27, 1998, between Registrant and Allmerica Financial Life Insurance and Annuity Company.(14)

         -        (e)     Amendment No. 4, dated October 4, 2000, to the Participation Agreement, dated July 27, 1998, between Registrant and Allmerica Financial Life Insurance and Annuity Company.(14)

         -        (f)     Amendment No. 5, dated December 1, 2000, to the Participation Agreement, dated July 27, 1998, between Registrant and Allmerica Financial Life Insurance and Annuity Company.(18)

         -        (g)     Amendment No. 6, dated May 1, 2001, to the Participation Agreement dated July 27, 1998, between Registrant and Allmerica Financial Life Insurance and Annuity Company.(18)

         -        (h)     Amendment No. 7, dated May 1, 2002, to the Participation Agreement dated July 27, 1998, between Registrant and Allmerica Financial Life Insurance and Annuity Company.(20)

  (39)   -        (a)     Participation Agreement, dated July 27, 1998, between Registrant and First Allmerica
                  Financial Life Insurance Company.(7)

         -        (b)     Amendment No. 1, dated February 11, 2000, to the Participation Agreement dated July 27, 1998 between Registrant and First Allmerica Financial Life Insurance Company.(13)

         -        (c)     Amendment No. 2, dated April 10, 2000, to the Participation Agreement, dated July 27, 1998, between Registrant and First Allmerica Financial Life Insurance Company.(14)

         -        (d)     Amendment No. 3, dated May 1, 2000, to the Participation Agreement, dated July 27, 1998, between Registrant and First Allmerica Financial Life Insurance Company.(14)

         -        (e)     Amendment No. 4, dated October 4, 2000, to the Participation Agreement, dated July 27, 1998, between Registrant and First Allmerica Financial Life Insurance Company.(14)

         -        (f)     Amendment No. 5, dated December 1, 2000, to the Participation Agreement, dated July 27, 1998, between Registrant and First Allmerica Financial Life Insurance Company.(18)

         -        (g)     Amendment No. 6, dated May 1, 2001, to the Participation Agreement, dated July 27, 1998, between Registrant and First Allmerica Financial Life Insurance Company.(18)

         -        (h)     Amendment No. 7, dated May 1, 2002, to the Participation Agreement, dated July 27, 1998, between Registrant and First Allmerica Financial Life Insurance Company.(20)

  (40)   -        Participation Agreement, dated October 15, 1998, between Registrant and Lincoln Life & Annuity
                  Insurance Company of New York.(9)

  (41)   -        (a)     Participation Agreement, dated November 23, 1998, between Registrant and American General
                  Annuity Insurance Company.(8)

         -        (b)     Amendment No. 1, dated July 1, 1999, to the Participation Agreement dated November 23, 1998, between Registrant and American General Annuity Insurance Company.(11)

         -        (c)     Amendment No. 2, dated August 1, 2000, to the Participation Agreement, dated November 23,
                  1998, between Registrant and American General Annuity Insurance Company.(14)

  (42)   -        Participation Agreement, dated December 1, 1998, between Registrant and the Prudential Insurance
                  Company of America.(8)

  (43)   -        (a)     Participation Agreement, dated February 1, 1999, between Registrant and Sage Life Assurance of America, Inc.(9)

         -        (b)     Amendment No. 1, dated October 1, 2001, to the Participation Agreement, dated February 1,
                  1999, between Registrant and Sage Life Assurance of America, Inc.(18)

  (44)   -        (a)     Participation Agreement, dated April 1, 1999, between Registrant and Liberty Life Assurance
                  Company of Boston.(9)

         -        (b)     Amendment No. 1, dated May 1, 2001, to the Participation Agreement, dated April 1, 1999, between Registrant and Liberty Life Assurance Company of Boston.(18)

  (45)   -        Participation Agreement, dated April 13, 1999, between Registrant and Western-Southern Life Insurance
                  Company.(10)

  (46)   -        Participation Agreement, dated May 1, 1999, between Registrant and Columbus Life Insurance
                  Company.(10)

  (47)   -        Participation Agreement, dated April 26, 1999, between Registrant and First Variable Life Insurance
                  Company.(10)

  (48)   -        Participation Agreement, dated August 21, 1999, between Registrant and Life Investors Insurance
                  Company of America.(11)

  (49)   -        Participation Agreement, dated June 8, 1999, between Registrant and The Principal Life Insurance
                  Company.(10)

  (50)   -        (a)     Participation Agreement, dated June 8, 1999, between Registrant and Principal Life Insurance
                  Company.(11)

         -        (b)     Amendment, dated May 1, 2002, to the Participation Agreement, dated June 8, 1999, between
                  Registrant and Principal Life Insurance Company.(20)

         -        (c)     Amendment, dated August 15, 2002, to the Participation Agreement, dated June 8, 1999, between
                  Registrant and Principal Life Insurance Company.(20)

  (51)   -        Participation Agreement, dated June 14, 1999, between Registrant and Security First Life Insurance
                  Company.(11)

  (52)   -        (a)     Participation Agreement, dated July 1, 1999, between Registrant and Allstate Life Insurance
                  Company.(11)

         -        (b)     Amendment No. 1, dated December 20, 2001, to the Participation Agreement, dated July 1, 1999, between Registrant and Allstate Life Insurance Company.(18)

  (53)   -        Participation Agreement, dated July 27, 1999, between Registrant and Allianz Life Insurance Company of North America.(11)

  (54)   -        Participation Agreement, dated July 27, 1999, between Registrant and Preferred Life Insurance Company of New York.(11)

  (55)   -        Participation Agreement, dated August 31, 1999, between Registrant and John Hancock Mutual Life
                  Insurance Company.(11)

  (56)   -        Participation Agreement, dated August 31, 1999, between Registrant and The United States Life
                  Insurance Company in the City of New York.(11)

  (57)   -        (a)     Participation Agreement, dated November 1, 1999, between Registrant and AETNA Insurance
                  Company of America.(12)

         -        (b)     Amendment No. 1, dated November 17, 2000, to the Participation Agreement dated November
                  1, 1999, between Registrant and AETNA Insurance Company of America.(18)

  (58)   -        Participation Agreement, dated January 28, 2000, between Registrant and Northbrook Life Insurance
                  Company.(13)

  (59)   -        Participation Agreement, dated March 2, 2000, between Registrant and GE Life and Annuity Assurance
                  Company.(14)

  (60)   -        Participation Agreement, dated March 27, 2000, between Registrant and Reliastar Life Insurance
                  Company of New York.(14)

  (61)   -        Participation Agreement, dated March 27, 2000, between Registrant and Northern Life Insurance
                  Company.(14)

  (62)   -        Participation Agreement, dated March 27, 2000, between Registrant and Reliastar Life Insurance
                  Company.(14)

  (63)   -        (a)     Participation Agreement, dated April 10, 2000, between Registrant and Allmerica Financial
                  Life Insurance and Annuity Company.(14)

         -        (b)     Amendment No. 1, dated December 1, 2000, to the Participation Agreement, dated April 10,
                  2000, between Registrant and Allmerica Financial Life Insurance and Annuity Company.(18)

  (64)   -        Participation Agreement, dated April 14, 2000, between Registrant and United Investors Life Insurance
                  Company.(14)

  (65)   -        (a)     Participation Agreement, dated April 17, 2000, between Registrant and Sun Life Insurance and
                  Annuity Company of New York.(14)

         -        (b)     Amendment No. 1, dated April 27, 2000, to the Participation Agreement, dated April 17, 2000, between Registrant and Sun Life Insurance and Annuity Company of New York.(20)

         -        (c)     Amendment No. 2, dated September 1, 2001, to the Participation Agreement, dated April
                  17, 2000, between Registrant and Sun Life Insurance and Annuity Company of New York.(20)

         -        (d)     Amendment No. 3, dated April 1, 2002, to the Participation Agreement, dated April 17, 2000, between Registrant and Sun Life Insurance and Annuity Company of New York.(20)

         -        (e)     Amendment No. 4, dated December 31, 2002, to the Participation Agreement, dated April
                  17, 2000, between Registrant and Sun Life Insurance and Annuity Company of New York.(20)

  (66)   -        (a)     Participation Agreement, dated August 1, 2000, between Registrant and Kansas City Life
                  Insurance Company.(14)

  (67)   -        (a)     Participation Agreement, dated September 25, 2000, between Registrant and Security Life of
                  Denver Insurance Company.(14)

         -        (b)     Amendment No. 1, dated September 5, 2001, to the Private Placement Participation Agreement,
                  dated September 25, 2000, between Registrant and Security Life of Denver Insurance Company.(18)

  (68)   -        (a)     Participation Agreement, dated February 26, 1999, between Registrant and American General
                  Life Insurance Company.(18)

         -        (b)     Amendment No. 1, dated November 1, 2000, to the Participation Agreement, dated February 26,
                  1999, between Registrant and American General Life Insurance Company.(18)

  (69)   -        (a)     Participation Agreement, dated April 3, 2000, between Registrant and First Cova Life
                  Insurance Company.(18)

         -        (b)     Amendment No. 1, dated February 12, 2001, to the Participation Agreement dated December 31,
                  1997, between Registrant and First Met Life Investors Insurance Company (formerly, First Cova Life
                  Insurance Company).(18)

  (70)   -        Participation Agreement, dated February 1, 2001, between Registrant and Peoples Benefit Life
                  Insurance Company.(18)

  (71)   -        Participation Agreement, dated March 28, 2001, between Registrant and Security Benefit Life Insurance
                  Company.(18)

  (72)   -        Participation Agreement, dated March 29, 2001, between Registrant and Phoenix Home Life Mutual
                  Insurance Company.(18)

  (73)   -        Participation Agreement, dated March 29, 2001, between Registrant and Phoenix Life and Annuity
                  Company.(18)

  (74)   -        Participation Agreement, dated March 29, 2001, between Registrant and PHL Variable Insurance
                  Company.(18)

  (75)   -        Participation Agreement, dated April 4, 2001, between Registrant and Annuity Investors Life Insurance
                  Company.(18)

  (76)   -        Participation Agreement, dated April 17, 2001, between Registrant and Sun Life Insurance and Annuity
                  Company of New York.(18)

  (77)   -        Participation Agreement, dated April 30, 2001, between Registrant and Western Reserve Life Assurance
                  Co. of Ohio.(18)

  (78)   -        Participation Agreement, dated July 13, 2001, between Registrant and Golden American Life Insurance
                  Company.(18)

  (79)   -        (a)     Participation Agreement, dated July 24, 2001, between Registrant and Lincoln Benefit Life
                  Company.(18)

         -        (b)     Amendment No. 1, dated December 18, 2002, to the Participation Agreement, dated July 24,
                  2001, between Registrant and Lincoln Benefit Life Company.(20)

  (80)   -        Participation Agreement, dated October 1, 2001, between Registrant and The Travelers Life and Annuity
                  Company.(18)

  (81)   -        Participation Agreement, dated November 1, 2001, between Registrant and The American Life Insurance
                  Company of New York.(18)

  (82)   -        Accounting Services Agreement, dated March 31, 1993, between the Registrant and State Street Bank and
                  Trust Company.(4)

  (83)   -        Agreement and Plan of Reorganization, dated December 7, 1999, between Registrant and AIM Variable
                  Insurance Funds.(12)

  (84)   -        Participation Agreement, dated March 4, 2002, between Registrant and Minnesota Life Insurance
                  Company.(19)

  (85)   -        Participation Agreement, dated May 1, 2002, between Registrant and AUSA Life Insurance Company,
                  Inc.(20)

  (86)   -        Participation Agreement, dated October 1, 2002, between Registrant and CUNA Mutual Life Insurance
                  Company.(20)

  (87)   -        (a)     Memorandum of Agreement between Registrant, on behalf of AIM V.I. Basic Value Fund and AIM
                  V.I. Mid Cap Equity Fund, and A I M Advisors, Inc., dated July 1, 2001.(18)

         -        (b)     Memorandum of Agreement, between Registrant, on behalf of AIM V.I. Basic Value Fund and AIM
                  V.I. Mid Cap Equity Fund, and A I M Advisors, Inc. regarding securities lending, dated
                  July 1, 2001.(18)

  (88)   -        (a)     Form of Memorandum of Agreement between Registrant, on behalf of AIM V.I. Large Cap Growth
                  Fund and AIM V.I. Small Cap Equity Fund, and A I M Advisors, Inc. (21)

         -        (b)     Form of Memorandum of Agreement between Registrant, on behalf of AIM V.I. Large Cap Growth
                  Fund and AIM V.I. Small Cap Equity Fund, and A I M Advisors, Inc. regarding securities lending.(21)

  (89)   -        Agreement and Plan of Reorganization, dated December 10, 2003, between Registrant and INVESCO
                  Variable Investment Funds, Inc.(22)

  (90)   -        Second Amended and Restated Interfund Loan Agreement, dated April 30, 2004, between Registrant and
                  A I M Advisors, Inc.(24)

  (91)   -        Memorandum of Agreement, dated as of January 1, 2005, between Registrant and A I M Advisors, Inc.
                  with respect to AIM V.I. Aggressive Growth Fund, AIM V.I. Balanced Fund, AIM V.I. Basic Value Fund,
                  AIM V.I. Blue Chip Fund, AIM V.I. Capital Appreciation Fund, AIM V.I. Capital Development Fund, AIM
                  V.I. Core Equity Fund, AIM V.I. Core Stock Fund, AIM V.I. Dent Demographic Trends Fund, AIM V.I.
                  Dynamics Fund, AIM V.I. Financial Services Fund, AIM V.I. Growth Fund, AIM V.I. Health Sciences Fund,
                  AIM V.I. International Growth Fund, AIM V.I. Large Cap Growth Fund, AIM V.I. Leisure Fund, AIM V.I.
                  Mid Cap Core Equity Fund, AIM V.I. Premier Equity Fund, AIM V.I. Real Estate Fund, AIM V.I. Small Cap
                  Equity Fund, AIM V.I. Small Company Growth Fund, AIM V.I. Technology Fund, AIM V.I. Total Return Fund
                  and AIM V.I. Utilities Fund.(24)

  (92)   -        Memorandum of Agreement, dated as of January 1, 2005, between Registrant, on behalf of all funds, and
                  A I M Advisors, Inc.(24)

  (93)   -        Memorandum of Agreement, dated as of January 1, 2005, between Registrant, on behalf of all funds, and
                  A I M Distributors, Inc.(24)

i (1)    -        (a)     Opinion and Consent of Messrs. Freedman, Levy, Kroll & Simonds regarding the AIM V.I. Capital
                  Appreciation Fund, the AIM V.I. Diversified Income Fund, the AIM V.I. Government Securities Fund, the
                  AIM V.I. Growth Fund, the AIM V.I. International Equity Fund, the AIM V.I. Money Market Fund and the
                  AIM V.I. Value Fund.(1)

         -        (b)     Opinion and Consent of Messrs. Freedman, Levy, Kroll & Simonds regarding the AIM V.I. Growth and Income Fund and the AIM V.I. Utilities Fund (presently the AIM V.I. Global Utilities Fund).(2)

         -        (c)     Opinion and Consent of Messrs. Freedman, Levy, Kroll & Simonds regarding the AIM V.I. Global
                  Utilities Fund name change.(3)

         -        (d)     Opinion and Consent of Messrs. Freedman, Levy, Kroll & Simonds regarding AIM V.I. Aggressive
                  Growth Fund, AIM V.I. Balanced Fund, AIM V.I. Capital Development Fund and AIM V.I. High Yield
                  Fund.(6)

         -        (e)     Opinion and Consent of Messrs. Freedman, Levy, Kroll & Simonds regarding AIM V.I. Global
                  Growth and Income Fund and AIM V.I. Telecommunications Fund.(7)

         -        (f)     Opinion and Consent of Messrs. Freedman, Levy, Kroll & Simonds regarding AIM V.I. Blue Chip
                  Fund.(10)

         -        (g)     Opinion and Consent of Messrs. Freedman, Levy, Kroll & Simonds regarding AIM V.I. Dent
                  Demographic Trends Fund.(11)

         -        (h)     Opinion and Consent of Messrs. Freedman, Levy, Kroll & Simonds regarding the redomestication of the Registrant.(13)

         -        (i)     Opinion and Consent of Messrs. Foley & Lardner regarding the addition of a Series II share class.(16)

         -        (j)     Opinion and Consent of Messrs. Foley & Lardner regarding the addition of AIM V.I. Basic Value
                  Fund and AIM V.I. Mid Cap Equity Fund.(17)

         -        (k)     Opinion and Consent of Messrs. Foley & Lardner regarding the addition of AIM V.I. Large Cap
                  Growth Fund and AIM V.I. Small Cap Equity Fund.(21)

         -        (l) Opinion and Consent of Messrs. Foley & Lardner, LLP regarding the addition of AIM V.I.
                  Real Estate Fund, INVESCO VIF - Core Equity Fund,INVESCO VIF - Dynamics Fund, INVESCO VIF -
                  Financial Services Fund, INVESCO VIF - Health Sciences Fund, INVESCO VIF - Leisure Fund,
                  INVESCO VIF - Small Company Growth Fund, INVESCO VIF - Technology Fund, INVESCO VIF - Total Return
                  Fund and INVESCO VIF - Utilities Fund.(23)

         -        (m)     Tax Opinion of Messrs. Foley & Lardner, LLP regarding the merger of Phoenix AIM Mid-Cap
                  Equity Series into AIM V.I. Mid Cap Core Equity Fund.(24)

j        -        (a)     Consent of Messrs. Foley & Lardner, LLP.(25)

         -        (b)     Consent of Tait Weller & Baker.(25)

         -        (c)     Consent of PricewaterhouseCoopers LLP.(25)

k        -        Financial Statements omitted from Item 22 -- None.

l (1)    -        (a)     Agreements Concerning Initial Capitalization of the AIM V.I.  Capital Appreciation Fund, the
                  AIM V.I. Diversified Income Fund, the AIM V.I. Government Securities Fund, the AIM V.I. Growth Fund,
                  the AIM V.I. International Equity Fund, the AIM V.I. Money Market Fund, and the AIM V.I. Value
                  Fund.(4)

         -        (b)     Agreements Concerning Initial Capitalization of the AIM V.I. Growth and Income Fund and the
                  AIM V.I. Utilities Fund.(4)

         -        (c)     Agreement Concerning Initial Capitalization of the AIM V.I. Aggressive Growth Fund, the AIM
                  V.I. Balanced Fund, the AIM V.I. Capital Development Fund and the AIM V.I. High Yield Fund.(7)

         -        (d)     Agreement Concerning Initial Capitalization of the AIM V.I. Blue Chip Fund.(11)

         -        (e)     Agreement Concerning Initial Capitalization of the AIM V.I. Dent Demographic Trends Fund.(11)

         -        (f)     Agreement Concerning Initial Capitalization of the AIM V.I. Basic Value Fund and the AIM V.I.
                  Mid Cap Equity Fund, dated September 7, 2001.(18)

         -        (g)     Form of Agreement Concerning Initial Capitalization of the AIM V.I. Large Cap Growth Fund
                  and AIM V.I. Small Cap Equity Fund.(21)

m (1)    -        (a)     Registrant's Master Distribution Plan pursuant to Rule 12b-1 for Series II shares.(17)

         -        (b)     Amendment No. 1 to the Registrant's Master Distribution Plan, dated September 7, 2001.(18)

         -        (c)     Amendment No. 2 to the Registrant's Master Distribution Plan, dated May 1, 2002.(20)

         -        (d)     Amendment No. 3 to the Registrant's Master Distribution Plan, dated August 29, 2003.(22)

         -        (e)     Amendment No. 4 to the Registrant's Master Distribution Plan, dated April 30, 2004.(24)

         -        (f)     Amendment No. 5 to the Registrant's Master Distribution Plan, dated October 15, 2004.(24)

         -        (g)     Form of Amendment No. 6 to the Registrant's Master Distribution Plan.(25)

n        -        Registrant's Amended and Restated Multiple Class Plan, effective July 16, 2001, as amended and restated August 18, 2003.(22)

o        -        Reserved

p (1)    -        A I M Management Group Inc. Code of Ethics adopted May 1, 1981 as last amended effective January 1,
                  2005 relating to A I M Management Group Inc. and A I M Advisors, Inc. and its wholly owned and indirect subsidiaries.(24)

  (2)    -        Code of Ethics of Registrant effective as of September 23, 2000.(14)

  (3)    -        INVESCO Institutional (N.A.), Inc., its subsidiaries and INVESCO Global Asset Management (N.A.), Inc.
                  ("INVESCO") Code of Ethics adopted January 1, 2005.(25)

q        -        Powers of Attorney for Baker, Bayley, Bunch, Crockett, Dowden, Dunn, Fields, Frischling, Graham,
                  Lewis, Mathai-Davis, Pennock, Quigley, Soll and Williamson.(24)


----------
(1) Incorporated herein by reference to Pre-Effective Amendment No. 1, filed on April 19, 1993.

(2) Incorporated herein by reference to Post-Effective Amendment No. 4, filed on November 3, 1994.

(3) Incorporated herein by reference to Post-Effective Amendment No. 6, filed on April 26, 1995.

(4) Incorporated herein by reference to Post-Effective Amendment No. 7, filed electronically on April 29, 1996.

(5) Incorporated herein by reference to Post-Effective Amendment No. 8, filed electronically on April 23, 1997.

(6) Incorporated herein by reference to Post-Effective Amendment No. 9, filed electronically on February 13, 1998.

(7) Incorporated herein by reference to Post-Effective Amendment No. 10, filed electronically on October 2, 1998.

(8) Incorporated herein by reference to Post-Effective Amendment No. 11, filed electronically on February 18, 1999.

(9) Incorporated herein by reference to Post-Effective Amendment No. 12, filed electronically on April 29, 1999.

(10) Incorporated herein by reference to Post-Effective Amendment No. 13, filed electronically on July 13, 1999.

(11) Incorporated herein by reference to Post-Effective Amendment No. 14, filed electronically on September 28, 1999.

(12) Incorporated herein by reference to Post-Effective Amendment No. 15, filed electronically on February 16, 2000.

(13) Incorporated herein by reference to Post-Effective Amendment No. 16, filed electronically on February 17, 2000.

(14) Incorporated herein by reference to Post-Effective Amendment No. 18, filed electronically on February 16, 2001.

(15) Incorporated herein by reference to Post-Effective Amendment No. 19, filed electronically on April 12, 2001.

(16) Incorporated herein by reference to Post Effective Amendment No. 20, filed electronically on May 29, 2001.

(17) Incorporated herein by reference to Post Effective Amendment No. 21, filed electronically on July 18, 2001.

(18) Incorporated herein by reference to Post Effective Amendment No. 22, filed electronically on February 12, 2002.

(19) Incorporated herein by reference to Post Effective Amendment No. 24, filed electronically on April 30, 2002.

(20) Incorporated herein by reference to Post Effective Amendment No. 25, filed electronically on April 29, 2003.

(21) Incorporated herein by reference to Post Effective Amendment No. 26, filed electronically on June 18, 2003.

(22) Incorporated herein by reference to Post Effective Amendment No. 27, filed electronically on February 13, 2004.


(23) Incorporated herein by reference to Post Effective Amendment No. 28, filed electronically on April 13, 2004.



(24) Incorporated herein by reference to Post Effective Amendment No. 29, filed electronically on February 28, 2005.



(25)  Filed herewith electronically.


Item 24. Persons Controlled by or Under Common Control with Registrant

         None.

Item 25. Indemnification

         The Registrant's Amended and Restated Agreement and Declaration of Trust, dated May 15, 2002, provides, among other things (i) that trustees and officers of the Registrant, when acting as such, shall not be personally liable for any act, omission or obligation of the Registrant or any trustee or officer (except for liabilities to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty); (ii) for the indemnification by the Registrant of the trustees, officers, employees and agents of the Registrant to the fullest extent permitted by the Delaware Statutory Trust Act and Bylaws and other applicable law; (iii) that shareholders of the Registrant shall not be personally liable for the debts, liabilities, obligations or expenses of the Registrant or any portfolio or class; and (iv) for the indemnification by the Registrant, out of the assets belonging to the applicable portfolio, of shareholders and former shareholders of the Registrant in case they are held personally liable solely by reason of being or having been shareholders of the Registrant or any portfolio or class and not because of their acts or omissions or for some other reason.

         A I M Advisors, Inc. ("AIM"), the Registrant and other investment companies managed by AIM, their respective officers, trustees, directors and employees (the "Insured Parties") are insured under a joint Mutual Fund and Investment Advisory Professional and Directors and Officers Liability Policy, issued by ICI Mutual Insurance Company, with a $55,000,000 limit of liability (an additional $10,000,000 coverage applies to independent directors/trustees only).

         Section 16 of the Master Investment Advisory Agreement between the Registrant and AIM provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of AIM or any of its officers, directors or employees, that AIM shall not be subject to liability to the Registrant or to any series of the Registrant, or to any shareholder of any series of the Registrant for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Any liability of AIM to any series of the Registrant shall not automatically impart liability on the part of AIM to any other series of the Registrant. No series of the Registrant shall be liable for the obligations of any other series of the Registrant.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered hereby, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Advisor

         The only employment of a substantial nature of the Advisor's directors and officers is with the Advisor and its affiliated companies. Reference is also made to the caption "Fund Management -- The Advisor" of the Prospectus which comprises Part A of this Registration Statement, and to the discussion under the caption "Management" of the Statement of Additional Information which comprises Part B of this Registration Statement, and to Item 27(b) of this Part C of the Registration Statement.

Item  27. Principal Underwriters

(a) A I M Distributors, Inc. the Registrant's principal underwriter, also acts as a principal underwriter to the following investment companies:

            AIM Combination Stock & Bond Funds
            AIM Counselor Series Trust
            AIM Equity Funds
            AIM Floating Rate Fund
            AIM Funds Group
            AIM Growth Series
            AIM International Mutual Funds
            AIM Investment Funds
            AIM Investment Securities Funds
            AIM Sector Funds
            AIM Special Opportunities Funds
            AIM Stock Funds
            AIM Summit Fund
            AIM Tax-Exempt Funds
            AIM Treasurer's Series Trust

(b)

Name and Principal                  Position and Offices with              Positions and Offices
Business Address*                          Underwriter                        with Registrant
Gene L. Needles          Chairman, Director, President & Chief Executive   None
                                             Officer

Mark H. Williamson                           Director                      Trustee & Executive
                                                                           Vice President

John S. Cooper                       Executive Vice President              None

James L. Salners                     Executive Vice President              None

James E. Stueve                      Executive Vice President              None

Kevin M. Carome                       Senior Vice President                Senior Vice President,
                                                                           Chief Legal Officer &
                                                                           Secretary

Michael A. Bredlau                    Senior Vice President                None

Glenda A. Dayton                      Senior Vice President                None

Lawrence E. Manierre                  Senior Vice President                None

Ivy B. McLemore                       Senior Vice President                None

David J. Nardecchia                   Senior Vice President                None

Margaret A. Vinson                    Senior Vice President                None

Name and Principal                   Position and Offices with                Positions and Offices
Business Address*                           Underwriter                          with Registrant
William J. Wendel                      Senior Vice President                  None

Gary K. Wendler              Senior Vice President, Director Marketing        None
                                        Research & Analysis

Scott B. Widder                        Senior Vice President                  None

Dawn M. Hawley                       Vice President & Treasurer               None

Ofelia M. Mayo              Vice President, General Counsel & Assistant       Assistant Secretary
                                             Secretary

Rebecca Starling-Klatt       Assistant Vice President, Chief Compliance       Anti-Money Laundering
                         Officer & Anti-Money Laundering Compliance Officer   Compliance Officer

Kathleen J. Pflueger                         Secretary                        Assistant Secretary

---------------
*     11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173


      Not applicable


Item  28. Location of Accounts and Records


      A I M Advisors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, will maintain physical possession of each such account, book or other document of the Registrant at its principal executive offices, except for those maintained by the Registrant's Custodian and Transfer Agent, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.


Item  29. Management Services

      Not applicable.

Item  30. Undertakings

      Not applicable.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, Texas on the 28 day of April, 2005.

                                    REGISTRANT: AIM VARIABLE INSURANCE FUNDS

                                          By: /s/ Robert H. Graham
                                              ----------------------------
                                              Robert H. Graham, President

      Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

           SIGNATURES                             TITLE                        DATE
           ----------                             -----                        ----
/s/ Robert H. Graham                                                       April 28, 2005
----------------------------------          Trustee & President
  (Robert H. Graham)                   (Principal Executive Officer)

   /s/ Bob R. Baker*                            Trustee                    April 28, 2005
---------------------------------
     (Bob R. Baker)

   /s/ Frank S. Bayley*                         Trustee                    April 28, 2005
---------------------------------
     (Frank S. Bayley)

   /s/ James T. Bunch*                          Trustee                    April 28, 2005
---------------------------------
     (James T. Bunch)

   /s/ Bruce L. Crockett*                    Chair & Trustee               April 28, 2005
---------------------------------
     (Bruce L. Crockett)

   /s/ Albert R. Dowden*                        Trustee                    April 28, 2005
---------------------------------
     (Albert R. Dowden)

   /s/ Edward K. Dunn, Jr.*                     Trustee                    April 28, 2005
---------------------------------
     (Edward K. Dunn, Jr.)

   /s/ Jack M. Fields*                          Trustee                    April 28, 2005
---------------------------------
     (Jack M. Fields)

   /s/ Carl Frischling*                         Trustee                    April 28, 2005
---------------------------------
     (Carl Frischling)

   /s/ Gerald J. Lewis*                         Trustee                    April 28, 2005
---------------------------------
     (Gerald J. Lewis)

   /s/ Prema Mathai-Davis*                      Trustee                    April 28, 2005
---------------------------------
     (Prema Mathai-Davis)

   /s/ Lewis F. Pennock*                        Trustee                    April 28, 2005
---------------------------------
     (Lewis F. Pennock)

   /s/ Ruth H. Quigley*                         Trustee                    April 28, 2005
---------------------------------
     (Ruth H. Quigley)

   /s/ Larry Soll*                              Trustee                     April 28, 2005
----------------------------------
    (Larry Soll)

   /s/ Mark H. Williamson*                      Trustee &                   April 28, 2005
----------------------------------       Executive Vice President
    (Mark H. Williamson)

   /s/ Sidney M. Dilgren                  Vice President & Treasurer
----------------------------------        (Principal Financial and         April 28, 2005
     (Sidney M. Dilgren)                    Accounting Officer)

*By  /s/ Robert H. Graham                                                  April 28, 2005
     -----------------------------
        Robert H. Graham
        Attorney-in-Fact

*Robert H. Graham, pursuant to powers of attorney dated November 16, 2004.

                                INDEX TO EXHIBITS

Exhibit
Number    Description
-------   -----------
a(1)(g)   Amendment No. 6, effective July 1, 2005, to Amended and Restated
          Agreement and Declaration of Trust of Registrant

a(1)(h)   Amendment No. 7, effective July 1, 2005, to Amended and Restated
          Agreement and Declaration of Trust of Registrant

d(1)(i) Form of Amendment No. 8 to Master Investment Advisory Agreement between Registrant and A I M Advisors, Inc.

e(1)(g)   Form of Amendment No. 6 to First Amended and Restated Master
          Distribution Agreement between Registrant and A I M Distributors,
          Inc.

h(1)(d)   Form of Amendment No. 3 to Second Amended and Restated Master
          Administrative Services Agreement, dated July 1, 2004, between
          Registrant and A I M Advisors, Inc.

j(a)      Consent of Messrs. Foley & Lardner, LLP

j(b)      Consent of Tait Weller & Baker

j(c)      Consent of PricewaterhouseCoopers LLP

m(1)(g)   Form of Amendment No. 6 to the Registrant's Master Distribution Plan

p(3)      INVESCO Institutional (N.A.), Inc., its subsidiaries and INVESCO
          Global Asset Management (N.A.), Inc. ("INVESCO") Code of Ethics adopted January 1, 2005